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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     (No. 2-34393)                                                           [X]

     Pre- Effective Amendment No. ___                                        [ ]

     Post-Effective Amendment No. 126                                        [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
     OF 1940 (No. 811-1879)                                                  [X]

     Amendment No. 109                                                       [X]

                        (Check appropriate box or boxes.)

                             JANUS INVESTMENT FUND
               (Exact Name of Registrant as Specified in Charter)

                151 Detroit Street, Denver, Colorado 80206-4805
              (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: 303-333-3863

Stephanie Grauerholz-Lofton - 151 Detroit Street, Denver, Colorado 80206-4805
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement and thereafter from day to day.

It is proposed that this filing will become effective (check appropriate box):

     [ ]  immediately upon filing pursuant to paragraph (b)

     [X]  on July 2, 2009 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on (date) pursuant to paragraph (a)(1)

     [ ]  75 days after filing pursuant to paragraph (a)(2)

     [ ]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 July 2, 2009




                                 ALTERNATIVE
                                   Janus Global Real Estate Fund
                                   Janus Long/Short Fund


                              JANUS INVESTMENT FUND
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.

              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class A Shares and Class C Shares (the "Shares") are offered by this Prospectus. The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Global Real Estate Fund......................     2
  Janus Long/Short Fund..............................    10

FEES AND EXPENSES....................................    18

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    22
  Risks..............................................    26
  Frequently asked questions about certain risks.....    27
  General portfolio policies.........................    33

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    39
  Management expenses................................    39
  Investment personnel...............................    44

OTHER INFORMATION....................................    45

DISTRIBUTIONS AND TAXES..............................    49

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    53
  Choosing a share class.............................    55
  Distribution, servicing, and administrative fees...    56
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    58
  Purchases..........................................    59
  Exchanges..........................................    64
  Redemptions........................................    65
  Excessive trading..................................    67
  Shareholder communications.........................    71

FINANCIAL HIGHLIGHTS.................................    72

GLOSSARY OF INVESTMENT TERMS.........................    77





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS GLOBAL REAL ESTATE FUND

  Janus Global Real Estate Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with concentrated investments in the real estate industry or real estate-related industries. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income.


  Unless otherwise indicated, the Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


  Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts ("REITs") and similar REIT-like entities.

  As a fundamental policy, the Fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The Fund's investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the Fund's investment objective and its policy on industry concentration.

  Real estate-related industries are comprised of companies that, in the opinion of the portfolio manager, at the time of investment, generally (i) derive at least 50% of their revenue from ownership, construction, extraction, financing,

2  Janus Investment Fund
  management, operation, sales or development of real estate, or from businesses which have a clear relationship to these activities; (ii) have at least 50% of their assets in real estate; or (iii) have more than 50% of their net asset value accounted for by real estate. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. Under the Internal Revenue Code of 1986, as amended (the "Code"), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

  The Fund also invests in non-U.S. real estate companies. The Fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the Fund may invest all of its assets in a single country. The Fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  In selecting the investments for the Fund, the portfolio manager seeks to identify companies that have good management, strong balance sheets, above average investment growth in "funds from operations," and that trade at a discount to their assets' underlying value. In the case of REITs, "funds from operations" generally means a REIT's net income excluding gains or losses from debt restructuring and sales of property plus depreciation of real property. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in investments focused in the real estate industry or real estate-related industries, including common stocks. Common stocks tend to be more volatile than many other investment choices.




                                                          Risk/return summary  3

  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. A number of countries around the world have adopted, or are considering adopting, similar REIT-like structures pursuant to which these companies are not subject to corporate income tax in their home countries provided they distribute a significant percentage of their net income each year to stockholders and meet certain other requirements. As of April 30, 2009, approximately 1.6% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  REAL ESTATE RISK. Your investment in Fund shares represents an indirect investment in real estate-related securities owned by the Fund. The value of securities



4  Janus Investment Fund
  of issuers in the real estate industry, including REITs, is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the issuer. REITs that invest in real estate mortgages are also subject to prepayment risk. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  CONCENTRATION RISK. Since the Fund concentrates its assets in the real estate or real estate-related industry, your investment in the Fund will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, REIT prices may drop, and changes in federal or state tax laws may affect the value of the securities held by the Fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. The Fund's returns may be more volatile than those of a less concentrated Fund.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified. The Fund's policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the Fund's share price.


  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings may include fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken




                                                          Risk/return summary  5
  and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares and Class C Shares of Janus Adviser Global Real Estate Fund ("JAD predecessor fund") into Class A Shares and Class C Shares of the Fund. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund's Class A Shares and Class C Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund's Class A Shares and Class C Shares, respectively, net of any fee and expense




6  Janus Investment Fund
  limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the Fund's performance during the period indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.






                                                          Risk/return summary  7

  JANUS GLOBAL REAL ESTATE FUND - CLASS C



   Annual returns for periods ended 12/31
                                                                                                   -41.15%
                                                                                                    2008

   Best Quarter:  2nd-2008 -5.04%     Worst Quarter:  4th-2008 -27.39%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -19.67%.



                                               Average annual total return for periods ended 12/31/08
                                               ------------------------------------------------------
                                                                                    Since Inception
                                                                                  of Predecessor Fund
                                                                     1 year(1)         (11/28/07)
  Class C Shares
    Return Before Taxes                                               -41.72%           -40.42%
    Return After Taxes on Distributions                               -42.12%           -40.80%
    Return After Taxes on Distributions and Sale of Fund Shares(2)    -26.86%           -34.34%
  Class A Shares(3)                                                   -44.08%           -43.15%
  FTSE EPRA/NAREIT Global Real Estate Index(4)                        -47.72%           -46.18%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ----------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European, and Asian real estate markets.




8  Janus Investment Fund

  After-tax returns are calculated using distributions for the JAD predecessor fund's Class C Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.





                                                          Risk/return summary  9

JANUS LONG/SHORT FUND

  Janus Long/Short Fund (the "Fund") is designed for long-term investors who seek a risk-adjusted investment option which has a lower correlation to the overall equity market.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  Under normal circumstances, the Fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The Fund's portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the Fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies.

  The allocation between long and short positions is a result of the investment process. The Fund does not intend to be market neutral and anticipates that it normally will hold a higher percentage of its assets in long positions than short positions (i.e., the Fund will be "net long"). To manage its net exposure between long and short positions, the Fund may take long and short positions in instruments that provide exposure to the equity markets, including exchange-traded funds, options, futures, and other index-based instruments.

  The Fund buys long securities that the portfolio managers believe will go up in price and sells short securities the portfolio managers believe will go down in price. The Fund's portfolio managers emphasize long positions in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio managers typically seek attractively valued companies that are improving their free cash flow and returns on invested capital, which also may



10  Janus Investment Fund
  include special situations companies that are experiencing management changes and/or are currently out of favor. The Fund's portfolio managers emphasize short positions in structurally disadvantaged companies operating in challenged industries with high valuations. The portfolio managers will target short positions in companies with unsustainable cash generation, poor capital structure, returns below their cost of capital, and share prices that reflect unrealistic expectations of the company's future opportunities. The portfolio managers may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the portfolio managers believe they have in a long position in the portfolio.

  A short position is one where the Fund has sold at the current market price a security that it does not own in anticipation of a decline in the market value of the security. To complete a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements, until the short position is closed.

  Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required under the Investment Company Act of 1940, as amended (the "1940 Act"). The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires the Fund to deposit collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to



                                                         Risk/return summary  11
  segregate assets limits the Fund's leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

  The Fund may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings that are considered "senior securities" (generally borrowings other than for temporary or emergency purposes). This allows the Fund to borrow from banks up to 1/3 of its total assets (including the amount borrowed). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. The Fund's short sales and related margin requirements may reduce the ability of the Fund to borrow money.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

  LONG/SHORT RISK. The value of the Fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the Fund's portfolio managers are incorrect about their assessment of a company's intrinsic worth. Regardless of how well individual companies perform, the value of the Fund's long portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in



12  Janus Investment Fund
  prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. Conversely, the value of the Fund's short positions may decrease if the value of an individual company or multiple companies in the portfolio increases or if the stock market goes up, regardless of how well the businesses of individual companies in the portfolio perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  SHORT SALES RISK. Short sales are speculative transactions and involve special risks, including a greater reliance on the portfolio managers' ability to accurately anticipate the future value of a security. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. The Fund's losses are potentially unlimited in a short sale transaction. The use of short sales may also cause the Fund to have higher expense than those of other funds. In addition, due to the investment process of long and short positions, the Fund may be subject to additional transaction costs that may lower the Fund's returns. The Fund's use of short sales may also have a leveraging effect on the Fund's portfolio.

  LEVERAGE RISK. Leverage occurs when the Fund increases its assets available for investment through borrowings or similar transactions. In accordance with the Fund's investment policy, the Fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the 1940 Act, including for investment purposes, as well as engaging in the use of short sales. The Fund's use of leverage may result in risks and can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.




                                                         Risk/return summary  13

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio managers more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 9.0% of the Fund's investments were in emerging markets.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




14  Janus Investment Fund

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares and Class C Shares of Janus Adviser Long/Short Fund ("JAD predecessor fund") into Class A Shares and Class C Shares of the Fund. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund's Class A Shares and Class C Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund's Class A Shares and Class C Shares, respectively, net of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  15

  JANUS LONG/SHORT FUND - CLASS C


   Annual returns for periods ended 12/31
                                                                                         15.35%    -24.43%
                                                                                          2007      2008

   Best Quarter:  2nd-2007 6.24%     Worst Quarter:  3rd-2008 -13.28%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -13.64%.



                                                Average annual total return for periods ended 12/31/08
                                                ------------------------------------------------------
                                                                                     Since Inception
                                                                                   of Predecessor Fund
                                                                      1 year(1)          (8/1/06)
  Class C Shares
    Return Before Taxes                                                -25.18%            -1.11%
    Return After Taxes on Distributions                                -25.31%            -1.30%
    Return After Taxes on Distributions and Sale of Fund Shares(2)     -16.20%            -1.00%
  Class A Shares(3)                                                    -28.31%            -2.77%
  S&P 500(R) Index(4)                                                  -37.00%           -11.32%
    (reflects no deduction for expenses, fees, or taxes)
  LIBOR(5)                                                               2.78%             4.23%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   -----------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (5) The London Interbank Offered Rate ("LIBOR") is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates available.


  After-tax returns are calculated using distributions for the JAD predecessor fund's Class C Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown



16  Janus Investment Fund
  above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.





                                                         Risk/return summary  17

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A Shares or Class C Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class A Shares and Class C Shares of the Funds expect to incur during their fiscal year. The expense information shown includes administrative fee expenses. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





18  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                          Class A    Class C
 Maximum Sales Charge (load) Imposed on Purchases (as a % of offering
   price)..............................................................   5.75%(2)   N/A
 Maximum Deferred Sales Charge (load) (as a % of the lower of original
   purchase price or redemption proceeds)..............................   None(3)    1.00%(4)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                      Short
                                       Distribution/                  Sale     Acquired  Total Annual            Net Annual
                                          Service                   Dividend/   Fund(8)      Fund                   Fund
                           Management     (12b-1)        Other     Stock Loan  Fees and    Operating   Expense   Operating
                             Fee(5)       Fees(6)     Expenses(7)   Expenses   Expenses   Expenses(9)  Waivers  Expenses(9)
 Janus Global Real Estate
   Fund(10) -
      Class A                 0.82%        0.25%         4.44%          N/A      0.01%       5.52%      3.94%      1.58%
      Class C                 0.82%        1.00%         4.37%          N/A      0.01%       6.20%      3.87%      2.33%
 Janus Long/Short
   Fund -
      Class A                 1.25%        0.25%         0.17%(11)    1.87%(11)  0.02%       3.56%(12)  0.00%      3.56%(12)
      Class C                 1.25%        1.00%         0.15%(11)    1.87%(11)  0.02%       4.29%(12)  0.00%      4.29%(12)



--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
  (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide.

  (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

  (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

  (5) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital. For Janus Global Real Estate Fund, this fee may adjust up or down monthly based on the Fund's performance relative to its benchmark index over the performance measurement period.

  (6) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (7) Since Class A Shares and Class C Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class A Shares and Class C Shares of the Funds expect to incur during their fiscal year. Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.


  (8) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class A Shares and Class C Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above.

--------------------------------------------------------------------------------




                                                         Risk/return summary  19

--------------------------------------------------------------------------------

  (9) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


 (10) Janus Global Real Estate Fund pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.75%. Any such adjustment to this base fee rate commenced December 2008 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.


 (11) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including short sale dividends and any applicable stock loan fees, Other Expenses are 2.04% for Class A Shares and 2.02% for Class C Shares.


 (12) For a three-year period which began August 1, 2006 (the predecessor fund's commencement of operations), Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

--------------------------------------------------------------------------------




20  Janus Investment Fund

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. All of the examples assume that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers or recoupments (if applicable) remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



 IF CLASS A SHARES ARE REDEEMED:                      1 Year(1)(2)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
                                                      -------------------------------------------------------------
   Janus Global Real Estate Fund(4) - Class A            $ 1,094        $ 2,124         $ 3,143          $ 5,644
   Janus Long/Short Fund - Class A                       $   913        $ 1,604         $ 2,314          $ 4,182



--------------------------------------------------------------------------------



 IF CLASS C SHARES ARE REDEEMED:                       1 Year(5)     3 Years(3)     5 Years(3)     10 Years(3)
                                                      ---------------------------------------------------------
   Janus Global Real Estate Fund(4) - Class C            $  716        $ 1,827        $ 3,008        $ 5,840
   Janus Long/Short Fund - Class C                       $  531        $ 1,301        $ 2,183        $ 4,445



--------------------------------------------------------------------------------



 IF CLASS A SHARES ARE NOT REDEEMED:                  1 Year(1)(3)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
                                                      -------------------------------------------------------------
   Janus Global Real Estate Fund(4) - Class A            $ 1,094        $ 2,124         $ 3,143          $ 5,644
   Janus Long/Short Fund - Class A                       $   913        $ 1,604         $ 2,314          $ 4,182



--------------------------------------------------------------------------------



 IF CLASS C SHARES ARE NOT REDEEMED:                   1 Year(3)     3 Years(3)     5 Years(3)     10 Years(3)
                                                      ---------------------------------------------------------
   Janus Global Real Estate Fund(4) - Class C            $  616        $ 1,827        $ 3,008        $ 5,840
   Janus Long/Short Fund - Class C                       $  431        $ 1,301        $ 2,183        $ 4,445



--------------------------------------------------------------------------------
  (1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.

  (2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

  (3) Contingent deferred sales charge is not applicable.
  (4) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
  (5) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 Ongoing expenses associated with Class C Shares, over time, may exceed those of Class A Shares.
--------------------------------------------------------------------------------




                                                         Risk/return summary  21

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

JANUS GLOBAL REAL ESTATE FUND

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that those stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant exposure in emerging markets.

  The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.

2. WHAT ARE THE TYPES OF REITS THAT THE FUND MAY INVEST IN?

  REITs are often categorized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT, the most common type of REIT, invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income but may also realize capital gains or losses by selling real

22  Janus Investment Fund
  estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development, or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

3. HOW ARE ASSETS ALLOCATED BETWEEN THE CAPITAL APPRECIATION AND INCOME COMPONENTS OF THE FUND'S PORTFOLIO?

  Investments are selected primarily for capital appreciation, with current income being a secondary component. The Fund may shift assets to varying degrees between capital appreciation and income-oriented components of its portfolio holdings based on the portfolio manager's analysis of relevant market, financial, and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Fund will place a greater emphasis on the capital appreciation component. The Fund's income component may consist of dividend paying stocks which exhibit growth characteristics.

4. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

5. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?


  Generally, a fixed-income security, and to a lesser degree common stock of REITs, will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. The income component of Janus Global Real Estate Fund's holdings may include fixed-income securities and REITs.


6. HOW DOES THE FUND MANAGE INTEREST RATE RISK?

  The portfolio manager may vary the average-weighted effective maturity of the portfolio to reflect his analysis of interest rate trends and other factors. The Fund's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio



                                   Principal investment strategies and risks  23
  manager expects interest rates to fall. The Fund may also use futures, options, and other derivatives to manage interest rate risk.

JANUS LONG/SHORT FUND

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW DOES THE FUND SELECT LONG POSITIONS?

  The portfolio managers generally select long positions for the Fund using a "bottom up" approach. With respect to long positions, the Fund invests in equity securities, primarily common stocks, the portfolio managers believe will appreciate in value. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

  The Fund emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio managers will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor. The Fund may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Fund may also sell a holding to meet redemptions.


2. HOW DOES THE FUND SELECT SHORT POSITIONS?


  The portfolio managers generally select short positions by utilizing fundamental research. The portfolio managers focus on structurally disadvantaged companies operating in challenged industries with high valuations. The portfolio managers sell short securities of companies that have unsustainable cash generation, poor capital structure, returns below their cost of capital, or share prices that reflect unrealistic expectations of the company's future opportunities. The portfolio managers may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the portfolio managers believe they have in a long position in the portfolio.

3. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally



24  Janus Investment Fund
  selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure in emerging markets.

4. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

  Conversely, shares of a company may be overvalued when, in the opinion of the portfolio managers they are selling for a price that is above their intrinsic worth. A company may be overvalued due to market or economic conditions, unrealistic expectations of the company's future opportunities, unsustainable cash generation, or other factors.

5. WHAT DOES "NET LONG" MEAN?

  The Fund is "net long" when the Fund's assets committed to long positions exceed those committed to short positions.

6. WHAT IS "LEVERAGE"?

  Leverage is when a fund increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, Janus Long/Short Fund's short sales effectively leverage the Fund's assets. The use of leverage may make any change in a fund's NAV even greater and thus result in increased volatility of returns. The fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower a fund's overall returns.




                                   Principal investment strategies and risks  25

RISKS

  Because Janus Global Real Estate Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  Because Janus Long/Short Fund takes both long and short positions, the main risk is the risk that the value of the securities held long might decrease and the value of securities sold short might increase in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  In addition, a Fund's performance may be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. Janus Global Real Estate Fund's performance may also be affected by industry risk to a greater extent than other funds.

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a



26  Janus Investment Fund
  resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION AFFECT THE FUNDS' RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a Fund.

2. WHAT OTHER RISKS ARE ASSOCIATED WITH INVESTING IN JANUS GLOBAL REAL ESTATE FUND?

  Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. While the Fund will not invest in real property directly, the Fund may be subject to risks similar to those associated with the direct ownership of real property (in addition to securities market risks). These risks include declines in the value of real property, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, adverse changes in the operations of any property or the financial condition of any tenant, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in appeal of properties to tenants and changes in interest rates.

  The Fund will also be affected by risks associated with investments in REITS. The ability to trade REITs in the secondary market can be more limited than other stocks. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and



                                   Principal investment strategies and risks  27
  interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Further, equity REITs and mortgage REITs are dependant upon management skills and generally may not be diversified. Equity REITs and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, equity REITs and mortgage REITs could fail to qualify for tax-free pass-through of income under the Code. Such a failure would result in the U.S. federal income taxation of a disqualified REIT's distributed income at the REIT level. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs in which the Fund may invest may have their assets in specific real property sectors, such as hotel REITs, nursing home REITs or warehouse REITs, and are therefore subject to the risks associated with adverse developments in these sectors.

3. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk. Investments in the real estate industry, for example, are closely linked to the performance of the real estate markets. Because Janus Global Real Estate Fund concentrates its assets in the real estate industry, the Fund may be subject to risks similar to those associated with the direct ownership of real property (in addition to securities market risks).

4. WHAT ARE THE RISKS ASSOCIATED WITH LONG POSITIONS IN EQUITY SECURITIES?

  The Funds will take long positions in equity investments consistent with each Fund's investment objective and strategies. A long position in equities is subject to the risk that a particular stock, an underlying fund, an industry, or stocks in general may fall in value. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions, and market liquidity.




28  Janus Investment Fund

5. WHAT ARE THE RISKS ASSOCIATED WITH BORROWING WITH RESPECT TO JANUS LONG/SHORT FUND?

  Because Janus Long/Short Fund may borrow money from banks for investment purposes, commonly referred to as "leveraging," the Fund's exposure to fluctuations in the prices of these securities is increased in relation to the Fund's capital. The Fund's borrowing activities will exaggerate any increase or decrease in the NAV of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

6. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING WITH RESPECT TO JANUS LONG/SHORT FUND?

  If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of Janus Long/Short Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.

7. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies



                                   Principal investment strategies and risks  29
    based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

8. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

  Within the parameters of its specific investment policies, each Fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). Janus Global Real Estate Fund will normally limit its investments in emerging market countries to 15% of its net assets. Janus Long/Short Fund has at times invested a significant portion of its assets in emerging markets and may continue to do so.

  To the extent that a Fund invests a significant amount of its assets in one or more countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and



30  Janus Investment Fund
  subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

9. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

10. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of



                                   Principal investment strategies and risks  31
  judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of the SAI for a description of bond rating categories.

11. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?


  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund's returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.


12. HOW IS CREDIT QUALITY MEASURED?


  Many fixed income securities receive credit ratings from services such as Standard & Poor's, Fitch, and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions which can result in fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, a Fund must rely upon Janus Capital's credit assessment, which can also impact the Fund's return and yield. Please refer to the "Explanation of Rating Categories" section of the SAI for a description of bond rating categories.


13. HOW DO THE FUNDS TRY TO REDUCE RISK?


  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.





32  Janus Investment Fund

GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities



                                   Principal investment strategies and risks  33
  prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets



34  Janus Investment Fund
  or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (35% or less of each Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (no more than 5% of Janus Long/Short Fund's total assets)


  For purposes of Janus Long/Short Fund's investment policies and restrictions, total assets include any borrowings for investment purposes.


  SHORT SALES

  The Funds may engage in short sales. Janus Global Real Estate Fund may not invest more than 10% of its net assets in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. Janus Global Real Estate Fund may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. Janus Long/Short Fund is not subject to any such limit. A short sale is generally a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A




                                   Principal investment strategies and risks  35
  lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Fund's losses are potentially unlimited in a short sale transaction. A Fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in a Fund having higher expenses than a Fund that does not engage in short sales and may negatively affect the Fund's performance.



  A Fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."




36  Janus Investment Fund

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand




                                   Principal investment strategies and risks  37
  for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."




38  Janus Investment Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES

  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.


  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers).



                                                     Management of the Funds  39

  FIXED-RATE INVESTMENT ADVISORY FEE

  Janus Long/Short Fund pays an investment advisory fee at a fixed rate based on the Fund's average daily net assets.


                                                                         Actual Investment
                                                       Contractual          Advisory Fee
                                  Average Daily        Investment         Rate(1) (%) (for
                                   Net Assets       Advisory Fee (%)   the fiscal year ended
  Fund Name                        of the Fund        (annual rate)        July 31, 2008)
--------------------------------------------------------------------------------------------
  Janus Long/Short Fund         All Asset Levels          1.25                  1.26(2)
--------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) For a three-year period which began August 1, 2006 (the predecessor fund's commencement of operations), Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.


  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  Janus Global Real Estate Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective December 2008. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if the Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.






40  Janus Investment Fund

                                                                  Performance     Actual Investment
                                                                   Adjusted          Advisory Fee
                                                Performance       Investment       Rate(1) (%) (for
                                  Base Fee       Hurdle vs.      Advisory Fee   the fiscal year ended
  Fund Name                       Rate (%)    Benchmark Index      Rate (%)         July 31, 2008)
-----------------------------------------------------------------------------------------------------
  Janus Global Real Estate Fund     0.75          +/-4.00%            N/A(2)             0.00(3)
-----------------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) Any applicable Performance Adjustment began December 1, 2008 for the Fund.


  (3) For the fiscal period November 28, 2007 to July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers) because the Fund's fee waiver exceeded the investment advisory fee.



  For Janus Global Real Estate Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the FTSE EPRA/NAREIT Global Real Estate Index.


  Only the base fee rate applied until December 2008, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began December 2008 for Janus Global Real Estate Fund.



  No Performance Adjustment is applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in




                                                     Management of the Funds  41
  value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.



  The application of an expense limit, if any, will have a positive effect upon the Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.


  The Fund's SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.





42  Janus Investment Fund

  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Global Real Estate Fund(1)                        1.25
  Janus Long/Short Fund                                   1.75
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.





                                                     Management of the Funds  43

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS GLOBAL REAL ESTATE FUND
--------------------------------------------------------------------------------
    PATRICK BROPHY is Executive Vice President and Portfolio Manager of Janus Global Real Estate Fund, which he has managed since inception. Mr. Brophy is also Portfolio Manager of other Janus accounts. He joined Janus Capital in March 2005. Prior to joining Janus Capital, Mr. Brophy was a principal at THK Associates, Inc. (1990-2005), a Denver-based market economics and land-planning firm. He holds a Bachelor of Arts degree in History from Dartmouth, with intensive study in English and Economics.

JANUS LONG/SHORT FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers David C. Decker and Daniel Riff are responsible for the day-to-day management of the Fund. Each manager is primarily responsible for a specific portion of the portfolio. Mr. Decker, as lead Portfolio Manager, has discretion over a larger percentage of Fund assets and has the authority to exercise final decision-making on the overall portfolio.

    DAVID C. DECKER, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Long/Short Fund, which he has co-managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.

    DANIEL RIFF is Co-Portfolio Manager of Janus Long/Short Fund, which he has co-managed since inception. Mr. Riff is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2003 as an analyst. Prior to joining Janus Capital, Mr. Riff was a student at the University of Pennsylvania (2002-2004). Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




44  Janus Investment Fund

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class A Shares and Class C Shares are offered by this Prospectus. The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General

                                                           Other information  45

  ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there



46  Janus Investment Fund
  was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.





                                                           Other information  47

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




48  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. However, because the principal investment goal of Janus Long/Short Fund is to invest in both long and short positions in equity securities, it is anticipated that a smaller portion of the income dividends paid to shareholders by Janus Long/Short Fund will be qualified dividend income eligible for taxation by individuals at long-term capital gain rates than if the Fund invested in only long positions in equity securities. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On

                                                     Distributions and taxes  49

  December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made



50  Janus Investment Fund
  available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service. Please note that you may receive account tax information from Janus Global Real Estate Fund at the end of February of each year, which is one month later than when most such forms are sent. REITs typically recharacterize a portion of the dividends paid during the year from ordinary income to capital gain and/or return of capital (which could relate to depreciation on real estate). The information regarding this recharacterization is generally not made available by the REIT until late January. Therefore, the actual composition of the Fund's distributions during a year may change substantially subsequent to year-end. To the extent these changes occur, they may have the effect of reducing the net investment income component of the Fund's distributions and increasing the capital gains and/or return of capital components.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment



                                                     Distributions and taxes  51
  strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





52  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms, including but not limited to, fee-based broker-dealers or financial advisors, primarily on their wrap account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the wrap account. Class A Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares offer the ability for payment of up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, the Shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  The price you pay for purchases of Class A Shares or Class C Shares is the public offering price, which is the NAV next determined after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases

                                                         Shareholder's guide  53
  and redemptions of Shares. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.





54  Janus Investment Fund

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

  Only Class A Shares and Class C Shares are offered by this Prospectus. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. The other share classes are offered in separate prospectuses. For more information about these other classes of shares and whether or not you are eligible to purchase these Shares, please call 1-800-525-0020.

  Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

  - how much you plan to invest;

  - how long you expect to own the shares;

  - the expenses paid by each class; and

  - whether you qualify for any reduction or waiver of any sales charges.




                                                         Shareholder's guide  55

  You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to Class A Shares and Class C Shares:

  Class A Shares
  Initial sales charge on purchases                       Up to 5.75%(1)
  - Reduction of initial sales charge for purchases of
    $50,000 or more
  - Initial sales charge waived for purchases of
    $1 million or more

  Deferred sales charge (CDSC)                            None except on certain redemptions of
                                                          Shares purchased without an initial
                                                          sales charge(1)
  Minimum initial investment                              $2,500 ($10,000 for Janus Long/Short
                                                          Fund)
  Maximum purchase                                        None
  Minimum aggregate account balance                       None
  12b-1 fee                                               Up to 0.25% annual distribution fee;
                                                          lower annual operating expenses than
                                                          Class C Shares because of lower 12b-1
                                                          fee



  (1) May be waived under certain circumstances.

  Class C Shares
  Initial sales charge on purchases                       None
  Deferred sales charge (CDSC)                            1.00% on Shares redeemed within
                                                          12 months of purchase(1)
  Minimum initial investment                              $2,500 ($10,000 for Janus Long/Short
                                                          Fund)
  Maximum purchase                                        $500,000
  Minimum aggregate account balance                       None
  12b-1 fee                                               1.00% annual fee (up to 0.75%
                                                          distribution fee and up to 0.25%
                                                          shareholder servicing fee); higher annual
                                                          operating expenses than Class A Shares
                                                          because of higher 12b-1 fee



  (1) May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS


  Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and/or




56  Janus Investment Fund
  shareholder servicing of Class A Shares and Class C Shares based on average daily net assets of each, up to the following annual rates:



  Class                                           12b-1 Fee for the Funds
  -----------------------------------------------------------------------
  Class A Shares                                           0.25%
  Class C Shares                                           1.00%(1)



  (1) Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.



  Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE FEES

  Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a



                                                         Shareholder's guide  57
  networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  In addition, Janus Capital, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any



58  Janus Investment Fund
  fees that may be paid by the Janus funds for these types of services or other services.

  Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As



                                                         Shareholder's guide  59
  discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class A Shares and Class C Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts for Janus Global Real Estate Fund. The minimum investment for Class A Shares and Class C Shares of Janus Long/Short Fund is $10,000 per Fund account. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to



60  Janus Investment Fund
  the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

  Each Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  INITIAL SALES CHARGE

  CLASS A SHARES
  An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                                   Class A Shares Sales Charge
                                                       as a Percentage of
                                                  ----------------------------
                                                  Offering          Net Amount
  Amount of Purchase at Offering Price            Price(1)           Invested
  Under $50,000                                     5.75%              6.10%
  $50,000 but under $100,000                        4.50%              4.71%
  $100,000 but under $250,000                       3.50%              3.63%
  $250,000 but under $500,000                       2.50%              2.56%
  $500,000 but under $1,000,000                     2.00%              2.04%
  $1,000,000 and above                              None(2)            None


  (1) Offering price includes the initial sales charge.
  (2) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.




                                                         Shareholder's guide  61

  Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

  - 1.00% on amounts from $1,000,000 to $4,000,000;
  - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
  - plus 0.25% on amounts over $10,000,000.

  The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

  QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE
  You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus funds) with your current purchase of Class A Shares of the Funds and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

  Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares;
  (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.

  RIGHT OF ACCUMULATION. You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held



62  Janus Investment Fund
  by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

  LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

  AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

  - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

  - solely controlled business accounts; and

  - single participant retirement plans.

  To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.




                                                         Shareholder's guide  63

  You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds' shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.


  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to the "Redemption Fee" section of the prospectus for the class of shares to be received.


  WAIVER OF SALES CHARGES
  Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Funds' Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A



64  Janus Investment Fund

  Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to "Redemptions." While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and retirement platforms. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order



                                                         Shareholder's guide  65
  to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  CLASS A SHARES AND CLASS C SHARES CDSC
  A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

  CDSC WAIVERS

  There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

  - Upon the death or disability of an account owner;

  - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

  - Retirement plan shareholders taking required minimum distributions;




66  Janus Investment Fund

  - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

  - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

  - If a Fund chooses to liquidate or involuntarily redeem shares in your account.

  To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

  REINSTATEMENT PRIVILEGE

  After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.




                                                         Shareholder's guide  67

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of the Funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.



  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who



68  Janus Investment Fund
  purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing



                                                         Shareholder's guide  69
  inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day



70  Janus Investment Fund
    lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to September 30.





                                                         Shareholder's guide  71

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance for each fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.



  Janus Global Real Estate Fund and Janus Long/Short Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares and Class C Shares of Janus Adviser Global Real Estate Fund and Janus Adviser Long/Short Fund (the "predecessor funds") into each respective Fund. For Janus Global Real Estate Fund and Janus Long/Short Fund, the financial highlights shown are for the Class A Shares and Class C Shares of the respective predecessor fund. The predecessor funds had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to September 30.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class A Shares and Class C Shares of the Funds (assuming reinvestment of all dividends and distributions).


72  Janus Investment Fund


JANUS GLOBAL REAL ESTATE FUND - CLASS A*
                                                                           Janus Adviser
                                                                         Global Real Estate
                                                                           Fund - Class A
-----------------------------------------------------------------------------------------------
                                                                    Period ended   Period ended
                                                                     January 31       July 31
                                                                       2009(1)        2008(2)
                                                                     (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $8.65         $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                             0.08           0.13
 Net gain/(loss) on securities (both realized and unrealized)           (3.77)         (1.48)

 Total from investment operations                                       (3.69)         (1.35)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                   (0.24)             --
 Distributions from capital gains                                           --             --

 Total distributions                                                    (0.24)             --


 NET ASSET VALUE, END OF PERIOD                                          $4.72          $8.65


 Total return(3)                                                      (42.83)%       (13.50)%

 Net assets, end of period (in thousands)                                 $347           $471
 Average net assets for the period (in thousands)                         $387           $444
 Ratio of gross expenses to average net assets(4)(5)(6)                  1.38%          1.50%
 Ratio of net expenses to average net assets(4)(7)                       1.36%          1.50%
 Ratio of net investment income/(loss) to average net assets(4)          3.36%          2.31%
 Portfolio turnover rate(4)                                                58%             8%
-----------------------------------------------------------------------------------------------






 * Effective July 6, 2009, Class A Shares of Janus Adviser Global Real Estate Fund (the "predecessor fund") were reorganized into Class A Shares of Janus Global Real Estate Fund. The predecessor fund had a fiscal year end of July
    31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Period November 28, 2007 (inception date) through July 31, 2008.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 5.42% in 2009 (unaudited) and 6.64% in 2008 before waiver of certain fees and expense offsets incurred by the Fund.

(7) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  73


JANUS LONG/SHORT FUND - CLASS A*
                                                                                  Janus Adviser
                                                                            Long/Short Fund - Class A
-------------------------------------------------------------------------------------------------------------
                                                                    Period ended
                                                                     January 31          Years ended July 31
                                                                       2009(1)           2008           2007
                                                                     (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                   $11.54           $12.69        $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                           (0.05)             0.04          0.13
 Net gain/(loss) on securities (both realized and unrealized)           (1.66)           (1.11)          2.62

 Total from investment operations                                       (1.71)           (1.07)          2.75

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                   (0.16)           (0.02)        (0.06)
 Distributions from capital gains                                           --           (0.06)            --

 Total distributions                                                    (0.16)           (0.08)        (0.06)


 NET ASSET VALUE, END OF PERIOD                                          $9.67           $11.54        $12.69


 Total return(2)                                                      (14.70)%          (8.47)%        27.62%

 Net assets, end of period (in thousands)                             $174,765         $409,082       $67,879
 Average net assets for the period (in thousands)                     $261,548         $327,208       $18,205
 Ratio of gross expenses to average net assets(3)(4)(5)                  3.56%            3.38%         3.46%
 Ratio of net expenses to average net assets(3)(6)(7)                    3.55%            3.38%         3.45%
 Ratio of net investment income/(loss) to average net assets(3)        (1.50)%            0.41%         1.46%
 Portfolio turnover rate(3)                                               193%             156%           94%
-------------------------------------------------------------------------------------------------------------






 * Effective July 6, 2009, Class A Shares of Janus Adviser Long/Short Fund (the "predecessor fund") were reorganized into Class A Shares of Janus Long/Short Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


(1) Period August 1, 2008 through January 31, 2009.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio includes dividends on short positions and may include stock loan fees. The ratio would be 1.67% in 2009 (unaudited), 2.68% in 2008, and 1.96% in 2007, without the inclusion of dividends on short positions.


(6) The expense ratio reflects expenses after any expense offset arrangements.


(7) The expense ratio includes dividends on short positions and may include stock loan fees. The ratio would be 1.67% in 2009 (unaudited), 2.68% in 2008, and 1.95% in 2007, without the inclusion of dividends on short positions.





74  Janus Investment Fund


JANUS GLOBAL REAL ESTATE FUND - CLASS C*
                                                                                       Janus Adviser
                                                                                     Global Real Estate
                                                                                       Fund - Class C
---------------------------------------------------------------------------------------------------------------
                                                                            Period ended           Period ended
                                                                             January 31               July 31
                                                                               2009(1)                2008(2)
                                                                             (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                            $8.61                 $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                                     0.09                   0.09
 Net gain/(loss) on securities (both realized and unrealized)                   (3.78)                 (1.48)

 Total from investment operations                                               (3.69)                 (1.39)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                           (0.18)                     --
 Distributions from capital gains                                                   --                     --

 Total distributions                                                            (0.18)                     --


 NET ASSET VALUE, END OF PERIOD                                                  $4.74                  $8.61


 Total return(3)                                                              (42.99)%               (13.90)%

 Net assets, end of period (in thousands)                                         $253                   $459
 Average net assets for the period (in thousands)                                 $328                   $441
 Ratio of gross expenses to average net assets(4)(5)(6)                          1.78%                  2.25%
 Ratio of net expenses to average net assets(4)(7)                               1.77%                  2.25%
 Ratio of net investment income/(loss) to average net assets(4)                  2.83%                  1.56%
 Portfolio turnover rate(4)                                                        58%                     8%
---------------------------------------------------------------------------------------------------------------






 * Effective July 6, 2009, Class C Shares of Janus Adviser Global Real Estate Fund (the "predecessor fund") were reorganized into Class C Shares of Janus Global Real Estate Fund. The predecessor fund had a fiscal year end of July
    31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Period November 28, 2007 (inception date) through July 31, 2008.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 6.12% in 2009 (unaudited) and 7.37% in 2008 before waiver of certain fees and expense offsets incurred by the Fund.

(7) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  75


JANUS LONG/SHORT FUND - CLASS C*
                                                                              Janus Adviser
                                                                            Long/Short Fund -
                                                                                 Class C
-----------------------------------------------------------------------------------------------------
                                                                    Period ended       Years ended
                                                                     January 31          July 31
                                                                       2009(1)       2008       2007
                                                                     (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                   $11.40       $12.62    $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                           (0.13)       (0.01)      0.08
 Net gain/(loss) on securities (both realized and unrealized)           (1.59)       (1.13)      2.58

 Total from investment operations                                       (1.72)       (1.14)      2.66

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                   (0.11)       (0.02)    (0.04)
 Distributions from capital gains                                           --       (0.06)        --

 Total distributions                                                    (0.11)       (0.08)    (0.04)


 NET ASSET VALUE, END OF PERIOD                                          $9.57       $11.40    $12.62


 Total return(2)                                                      (15.06)%      (9.11)%    26.62%

 Net assets, end of period (in thousands)                             $136,508     $225,517   $26,945
 Average net assets for the period (in thousands)                     $166,992     $158,175    $7,707
 Ratio of gross expenses to average net assets(3)(4)(5)(6)(7)            4.26%        4.18%     4.20%
 Ratio of net expenses to average net assets(3)(8)(9)                    4.26%        4.17%     4.20%
 Ratio of net investment income/(loss) to average net assets(3)        (2.23)%      (0.37)%     0.62%
 Portfolio turnover rate(3)                                               193%         156%       94%
-----------------------------------------------------------------------------------------------------






 * Effective July 6, 2009, Class C Shares of Janus Adviser Long/Short Fund (the "predecessor fund") were reorganized into Class C Shares of Janus Long/Short Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


(1) Period August 1, 2008 through January 31, 2009.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The ratio was 4.60% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.


(6) Without the recoupment of expenses, the ratio would have been 4.16% in 2008.


(7) The expense ratio includes dividends on short positions and may include stock loan fees. The ratio would be 2.40% in 2009 (unaudited), 3.48% in 2008, and 2.75% in 2007, without the inclusion of dividends on short positions.


(8) The expense ratio reflects expenses after any expense offset arrangements.


(9) The expense ratio includes dividends on short positions and may include stock loan fees. The ratio would be 2.40% in 2009 (unaudited), 3.47% in 2008, and 2.74% in 2007, without the inclusion of dividends on short positions.





76  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  77

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



78  Janus Investment Fund
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  79

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




80  Janus Investment Fund

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  81

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





82  Janus Investment Fund

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



                                                Glossary of investment terms  83
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




84  Janus Investment Fund

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)


                   janus.com/info


                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687

            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 ALTERNATIVE
                                   Janus Global Real Estate Fund
                                   Janus Long/Short Fund



                              JANUS INVESTMENT FUND
                                 CLASS I SHARES

                                   Prospectus




    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.


              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class I Shares (the "Shares") are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Global Real Estate Fund......................     2
  Janus Long/Short Fund..............................     9

FEES AND EXPENSES....................................    16

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    19
  Risks..............................................    23
  Frequently asked questions about certain risks.....    24
  General portfolio policies.........................    30

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    36
  Management expenses................................    36
  Investment personnel...............................    41

OTHER INFORMATION....................................    42

DISTRIBUTIONS AND TAXES..............................    46

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    50
  Administrative fees................................    52
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    52
  Purchases..........................................    53
  Exchanges..........................................    55
  Redemptions........................................    56
  Redemption fee.....................................    57
  Excessive trading..................................    58
  Shareholder communications.........................    62

FINANCIAL HIGHLIGHTS.................................    63

GLOSSARY OF INVESTMENT TERMS.........................    66





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS GLOBAL REAL ESTATE FUND

  Janus Global Real Estate Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with concentrated investments in the real estate industry or real estate-related industries. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income.


  Unless otherwise indicated, the Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


  Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts ("REITs") and similar REIT-like entities.

  As a fundamental policy, the Fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The Fund's investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the Fund's investment objective and its policy on industry concentration.

  Real estate-related industries are comprised of companies that, in the opinion of the portfolio manager, at the time of investment, generally (i) derive at least 50% of their revenue from ownership, construction, extraction, financing,

2  Janus Investment Fund
  management, operation, sales or development of real estate, or from businesses which have a clear relationship to these activities; (ii) have at least 50% of their assets in real estate; or (iii) have more than 50% of their net asset value accounted for by real estate. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. Under the Internal Revenue Code of 1986, as amended (the "Code"), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

  The Fund also invests in non-U.S. real estate companies. The Fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the Fund may invest all of its assets in a single country. The Fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  In selecting the investments for the Fund, the portfolio manager seeks to identify companies that have good management, strong balance sheets, above average investment growth in "funds from operations," and that trade at a discount to their assets' underlying value. In the case of REITs, "funds from operations" generally means a REIT's net income excluding gains or losses from debt restructuring and sales of property plus depreciation of real property. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in investments focused in the real estate industry or real estate-related industries, including common stocks. Common stocks tend to be more volatile than many other investment choices.




                                                          Risk/return summary  3

  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. A number of countries around the world have adopted, or are considering adopting, similar REIT-like structures pursuant to which these companies are not subject to corporate income tax in their home countries provided they distribute a significant percentage of their net income each year to stockholders and meet certain other requirements. As of April 30, 2009, approximately 1.6% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  REAL ESTATE RISK. Your investment in Fund shares represents an indirect investment in real estate-related securities owned by the Fund. The value of securities



4  Janus Investment Fund
  of issuers in the real estate industry, including REITs, is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the issuer. REITs that invest in real estate mortgages are also subject to prepayment risk. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  CONCENTRATION RISK. Since the Fund concentrates its assets in the real estate or real estate-related industry, your investment in the Fund will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, REIT prices may drop, and changes in federal or state tax laws may affect the value of the securities held by the Fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. The Fund's returns may be more volatile than those of a less concentrated Fund.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified. The Fund's policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the Fund's share price.


  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings may include fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken




                                                          Risk/return summary  5
  and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of Janus Adviser Global Real Estate Fund ("JAD predecessor fund") into Class I Shares of the Fund. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund's Class I Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund's Class I Shares, net of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.





6  Janus Investment Fund

  The bar chart depicts the Fund's performance during the period indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  7

  JANUS GLOBAL REAL ESTATE FUND -- CLASS I



   Annual returns for periods ended 12/31
                                                                                                   -40.57%
                                                                                                    2008

   Best Quarter:  2nd-2008 -4.80%     Worst Quarter:  4th-2008 -27.24%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -19.34%.



                                             Average annual total return for periods ended 12/31/08
                                             ------------------------------------------------------
                                                                                  Since Inception
                                                                                of Predecessor Fund
                                                                      1 year         (11/28/07)
  Class I Shares
    Return Before Taxes                                              -40.57%          -39.89%
    Return After Taxes on Distributions                              -41.12%          -40.40%
    Return After Taxes on Distributions and Sale of Fund Shares(1)   -26.03%          -33.93%
  FTSE EPRA/NAREIT Global Real Estate Index(2)                       -47.72%          -46.18%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   --------------------------------





  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European, and Asian real estate markets.


  After-tax returns are calculated using distributions for the JAD predecessor fund's Class I Shares for the periods prior to July 6, 2009. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.





8  Janus Investment Fund

JANUS LONG/SHORT FUND

  Janus Long/Short Fund (the "Fund") is designed for long-term investors who seek a risk-adjusted investment option which has a lower correlation to the overall equity market.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  Under normal circumstances, the Fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The Fund's portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the Fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies.

  The allocation between long and short positions is a result of the investment process. The Fund does not intend to be market neutral and anticipates that it normally will hold a higher percentage of its assets in long positions than short positions (i.e., the Fund will be "net long"). To manage its net exposure between long and short positions, the Fund may take long and short positions in instruments that provide exposure to the equity markets, including exchange-traded funds, options, futures, and other index-based instruments.

  The Fund buys long securities that the portfolio managers believe will go up in price and sells short securities the portfolio managers believe will go down in price. The Fund's portfolio managers emphasize long positions in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio managers typically seek attractively valued companies that are improving their free cash flow and returns on invested capital, which also may



                                                          Risk/return summary  9
  include special situations companies that are experiencing management changes and/or are currently out of favor. The Fund's portfolio managers emphasize short positions in structurally disadvantaged companies operating in challenged industries with high valuations. The portfolio managers will target short positions in companies with unsustainable cash generation, poor capital structure, returns below their cost of capital, and share prices that reflect unrealistic expectations of the company's future opportunities. The portfolio managers may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the portfolio managers believe they have in a long position in the portfolio.

  A short position is one where the Fund has sold at the current market price a security that it does not own in anticipation of a decline in the market value of the security. To complete a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements, until the short position is closed.

  Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required under the Investment Company Act of 1940, as amended (the "1940 Act"). The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires the Fund to deposit collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to



10  Janus Investment Fund
  segregate assets limits the Fund's leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

  The Fund may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings that are considered "senior securities" (generally borrowings other than for temporary or emergency purposes). This allows the Fund to borrow from banks up to 1/3 of its total assets (including the amount borrowed). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. The Fund's short sales and related margin requirements may reduce the ability of the Fund to borrow money.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

  LONG/SHORT RISK. The value of the Fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the Fund's portfolio managers are incorrect about their assessment of a company's intrinsic worth. Regardless of how well individual companies perform, the value of the Fund's long portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in



                                                         Risk/return summary  11
  prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. Conversely, the value of the Fund's short positions may decrease if the value of an individual company or multiple companies in the portfolio increases or if the stock market goes up, regardless of how well the businesses of individual companies in the portfolio perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  SHORT SALES RISK. Short sales are speculative transactions and involve special risks, including a greater reliance on the portfolio managers' ability to accurately anticipate the future value of a security. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. The Fund's losses are potentially unlimited in a short sale transaction. The use of short sales may also cause the Fund to have higher expense than those of other funds. In addition, due to the investment process of long and short positions, the Fund may be subject to additional transaction costs that may lower the Fund's returns. The Fund's use of short sales may also have a leveraging effect on the Fund's portfolio.

  LEVERAGE RISK. Leverage occurs when the Fund increases its assets available for investment through borrowings or similar transactions. In accordance with the Fund's investment policy, the Fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the 1940 Act, including for investment purposes, as well as engaging in the use of short sales. The Fund's use of leverage may result in risks and can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.




12  Janus Investment Fund

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio managers more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 9.0% of the Fund's investments were in emerging markets.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  13

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of Janus Adviser Long/Short Fund ("JAD predecessor fund") into Class I Shares of the Fund. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund's Class I Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund's Class I Shares, net of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





14  Janus Investment Fund

  JANUS LONG/SHORT FUND - CLASS I


   Annual returns for periods ended 12/31
                                                                                         16.56%    -23.68%
                                                                                          2007      2008

   Best Quarter:  2nd-2007 6.47%     Worst Quarter:  3rd-2008 -13.05%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -13.38%.



                                              Average annual total return for periods ended 12/31/08
                                              ------------------------------------------------------
                                                                                   Since Inception
                                                                                 of Predecessor Fund
                                                                       1 year          (8/1/06)
  Class I Shares
    Return Before Taxes                                               -23.68%           -0.08%
    Return After Taxes on Distributions                               -23.93%           -0.39%
    Return After Taxes on Distributions and Sale of Fund Shares(1)    -15.09%           -0.15%
  S&P 500(R) Index(2)                                                 -37.00%          -11.32%
    (reflects no deduction for expenses, fees, or taxes)
  LIBOR(3)                                                              2.78%            4.23%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ---------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The London Interbank Offered Rate ("LIBOR") is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates available.


  After-tax returns are calculated using distributions for the JAD predecessor fund's Class I Shares for the periods prior to July 6, 2009. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.





                                                         Risk/return summary  15

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class I Shares of the Funds expect to incur during their fiscal year. The expense information shown includes administrative fee expenses. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class I Shares do not impose sales charges when you buy or sell the Funds' Class I Shares. However, if you sell Class I Shares of a Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





16  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                         Class I
 Sales charges........................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount redeemed)........   2.00%(2)(3)
 Exchange fee.........................................................................   None(3)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*


                                                              Short Sale  Acquired  Total Annual            Net Annual
                                                               Dividend/   Fund(6)      Fund                   Fund
                                     Management     Other     Stock Loan  Fees and    Operating   Expense   Operating
                                       Fee(4)    Expenses(5)   Expenses   Expenses   Expenses(7)  Waivers  Expenses(7)
 Janus Global Real Estate Fund(8) -
      Class I                           0.82%       4.14%          N/A      0.01%       4.97%      3.64%      1.33%
 Janus Long/Short Fund -
      Class I                           1.25%       0.13%(9)     1.87%(9)   0.02%       3.27%(10)  0.00%      3.27%(10)



--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
  (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
  (3) An exchange of Class I Shares from a Fund held for 90 days or less may be subject to the 2.00% redemption fee.

  (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital. For Janus Global Real Estate Fund, this fee may adjust up or down monthly based on the Fund's performance relative to its benchmark index over the performance measurement period.


  (5) Since Class I Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class I Shares of the Funds expect to incur during their fiscal year. Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.


  (6) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class I Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above.


  (7) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------




                                                         Risk/return summary  17

--------------------------------------------------------------------------------

  (8) Janus Global Real Estate Fund pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.75%. Any such adjustment to this base fee rate commenced December 2008 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

  (9) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including short sale dividends and any applicable stock loan fees, Other Expenses are 2.00%.

 (10) For a three-year period which began August 1, 2006 (the predecessor fund's commencement of operations), Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers or recoupments (if applicable) remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                                 1 Year    3 Years    5 Years    10 Years
                                                 ----------------------------------------
 Janus Global Real Estate Fund(1) - Class I       $ 497    $ 1,492    $ 2,487     $ 4,977
 Janus Long/Short Fund - Class I                  $ 330    $ 1,007    $ 1,707     $ 3,567



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
--------------------------------------------------------------------------------




18  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

JANUS GLOBAL REAL ESTATE FUND

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that those stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant exposure in emerging markets.

  The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.

2. WHAT ARE THE TYPES OF REITS THAT THE FUND MAY INVEST IN?

  REITs are often categorized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT, the most common type of REIT, invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income but may also realize capital gains or losses by selling real

                                   Principal investment strategies and risks  19
  estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development, or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

3. HOW ARE ASSETS ALLOCATED BETWEEN THE CAPITAL APPRECIATION AND INCOME COMPONENTS OF THE FUND'S PORTFOLIO?

  Investments are selected primarily for capital appreciation, with current income being a secondary component. The Fund may shift assets to varying degrees between capital appreciation and income-oriented components of its portfolio holdings based on the portfolio manager's analysis of relevant market, financial, and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Fund will place a greater emphasis on the capital appreciation component. The Fund's income component may consist of dividend paying stocks which exhibit growth characteristics.

4. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

5. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?


  Generally, a fixed-income security, and to a lesser degree common stock of REITs, will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. The income component of Janus Global Real Estate Fund's holdings may include fixed-income securities and REITs.


6. HOW DOES THE FUND MANAGE INTEREST RATE RISK?

  The portfolio manager may vary the average-weighted effective maturity of the portfolio to reflect his analysis of interest rate trends and other factors. The Fund's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio



20  Janus Investment Fund
  manager expects interest rates to fall. The Fund may also use futures, options, and other derivatives to manage interest rate risk.

JANUS LONG/SHORT FUND

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW DOES THE FUND SELECT LONG POSITIONS?

  The portfolio managers generally select long positions for the Fund using a "bottom up" approach. With respect to long positions, the Fund invests in equity securities, primarily common stocks, the portfolio managers believe will appreciate in value. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

  The Fund emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio managers will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor. The Fund may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Fund may also sell a holding to meet redemptions.



2. HOW DOES THE FUND SELECT SHORT POSITIONS?

  The portfolio managers generally select short positions by utilizing fundamental research. The portfolio managers focus on structurally disadvantaged companies operating in challenged industries with high valuations. The portfolio managers sell short securities of companies that have unsustainable cash generation, poor capital structure, returns below their cost of capital, or share prices that reflect unrealistic expectations of the company's future opportunities. The portfolio managers may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the portfolio managers believe they have in a long position in the portfolio.

3. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally



                                   Principal investment strategies and risks  21
  selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure in emerging markets.

4. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

  Conversely, shares of a company may be overvalued when, in the opinion of the portfolio managers they are selling for a price that is above their intrinsic worth. A company may be overvalued due to market or economic conditions, unrealistic expectations of the company's future opportunities, unsustainable cash generation, or other factors.

5. WHAT DOES "NET LONG" MEAN?

  The Fund is "net long" when the Fund's assets committed to long positions exceed those committed to short positions.

6. WHAT IS "LEVERAGE"?

  Leverage is when a fund increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, Janus Long/Short Fund's short sales effectively leverage the Fund's assets. The use of leverage may make any change in a fund's NAV even greater and thus result in increased volatility of returns. The fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower a fund's overall returns.




22  Janus Investment Fund

RISKS

  Because Janus Global Real Estate Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  Because Janus Long/Short Fund takes both long and short positions, the main risk is the risk that the value of the securities held long might decrease and the value of securities sold short might increase in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  In addition, a Fund's performance may be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. Janus Global Real Estate Fund's performance may also be affected by industry risk to a greater extent than other funds.

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a



                                   Principal investment strategies and risks  23
  resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION AFFECT THE FUNDS' RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a Fund.

2. WHAT OTHER RISKS ARE ASSOCIATED WITH INVESTING IN JANUS GLOBAL REAL ESTATE FUND?

  Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. While the Fund will not invest in real property directly, the Fund may be subject to risks similar to those associated with the direct ownership of real property (in addition to securities market risks). These risks include declines in the value of real property, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, adverse changes in the operations of any property or the financial condition of any tenant, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in appeal of properties to tenants and changes in interest rates.

  The Fund will also be affected by risks associated with investments in REITS. The ability to trade REITs in the secondary market can be more limited than other stocks. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and



24  Janus Investment Fund
  interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Further, equity REITs and mortgage REITs are dependant upon management skills and generally may not be diversified. Equity REITs and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, equity REITs and mortgage REITs could fail to qualify for tax-free pass-through of income under the Code. Such a failure would result in the U.S. federal income taxation of a disqualified REIT's distributed income at the REIT level. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs in which the Fund may invest may have their assets in specific real property sectors, such as hotel REITs, nursing home REITs or warehouse REITs, and are therefore subject to the risks associated with adverse developments in these sectors.

3. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk. Investments in the real estate industry, for example, are closely linked to the performance of the real estate markets. Because Janus Global Real Estate Fund concentrates its assets in the real estate industry, the Fund may be subject to risks similar to those associated with the direct ownership of real property (in addition to securities market risks).

4. WHAT ARE THE RISKS ASSOCIATED WITH LONG POSITIONS IN EQUITY SECURITIES?

  The Funds will take long positions in equity investments consistent with each Fund's investment objective and strategies. A long position in equities is subject to the risk that a particular stock, an underlying fund, an industry, or stocks in general may fall in value. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions, and market liquidity.




                                   Principal investment strategies and risks  25

5. WHAT ARE THE RISKS ASSOCIATED WITH BORROWING WITH RESPECT TO JANUS LONG/SHORT FUND?

  Because Janus Long/Short Fund may borrow money from banks for investment purposes, commonly referred to as "leveraging," the Fund's exposure to fluctuations in the prices of these securities is increased in relation to the Fund's capital. The Fund's borrowing activities will exaggerate any increase or decrease in the NAV of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

6. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING WITH RESPECT TO JANUS LONG/SHORT FUND?

  If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of Janus Long/Short Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.

7. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies



26  Janus Investment Fund
    based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

8. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

  Within the parameters of its specific investment policies, each Fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). Janus Global Real Estate Fund will normally limit its investments in emerging market countries to 15% of its net assets. Janus Long/Short Fund has at times invested a significant portion of its assets in emerging markets and may continue to do so.

  To the extent that a Fund invests a significant amount of its assets in one or more countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and



                                   Principal investment strategies and risks  27
  subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

9. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

10. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of



28  Janus Investment Fund
  judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of the SAI for a description of bond rating categories.

11. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?


  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund's returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.


12. HOW IS CREDIT QUALITY MEASURED?


  Many fixed income securities receive credit ratings from services such as Standard & Poor's, Fitch, and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions which can result in fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, a Fund must rely upon Janus Capital's credit assessment, which can also impact the Fund's return and yield. Please refer to the "Explanation of Rating Categories" section of the SAI for a description of bond rating categories.


13. HOW DO THE FUNDS TRY TO REDUCE RISK?


  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.





                                   Principal investment strategies and risks  29

GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities



30  Janus Investment Fund
  prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets



                                   Principal investment strategies and risks  31
  or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (35% or less of each Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (no more than 5% of Janus Long/Short Fund's total assets)



  For purposes of Janus Long/Short Fund's investment policies and restrictions, total assets include any borrowings for investment purposes.

  SHORT SALES

  The Funds may engage in short sales. Janus Global Real Estate Fund may not invest more than 10% of its net assets in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. Janus Global Real Estate Fund may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. Janus Long/Short Fund is not subject to any such limit. A short sale is generally a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A




32  Janus Investment Fund
  lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Fund's losses are potentially unlimited in a short sale transaction. A Fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in a Fund having higher expenses than a Fund that does not engage in short sales and may negatively affect the Fund's performance.



  A Fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."




                                   Principal investment strategies and risks  33

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand




34  Janus Investment Fund
  for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





                                   Principal investment strategies and risks  35

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES



  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.


  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers).



36  Janus Investment Fund

  FIXED-RATE INVESTMENT ADVISORY FEE

  Janus Long/Short Fund pays an investment advisory fee at a fixed rate based on the Fund's average daily net assets.


                                                                         Actual Investment
                                                       Contractual          Advisory Fee
                                  Average Daily        Investment         Rate(1) (%) (for
                                   Net Assets       Advisory Fee (%)   the fiscal year ended
  Fund Name                        of the Fund        (annual rate)        July 31, 2008)
--------------------------------------------------------------------------------------------
  Janus Long/Short Fund         All Asset Levels          1.25                 1.26(2)
--------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) For a three-year period which began August 1, 2006 (the predecessor fund's commencement of operations), Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.


  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  Janus Global Real Estate Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective December 2008. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if the Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.






                                                     Management of the Funds  37

                                                                  Performance     Actual Investment
                                                                   Adjusted          Advisory Fee
                                                Performance       Investment       Rate(1) (%) (for
                                  Base Fee       Hurdle vs.      Advisory Fee   the fiscal year ended
  Fund Name                       Rate (%)    Benchmark Index      Rate (%)         July 31, 2008)
-----------------------------------------------------------------------------------------------------
  Janus Global Real Estate Fund     0.75          +/-4.00%            N/A(2)             0.00(3)
-----------------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) Any applicable Performance Adjustment began December 1, 2008 for the Fund.


  (3) For the fiscal period November 28, 2007 to July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers) because the Fund's fee waiver exceeded the investment advisory fee.



  For Janus Global Real Estate Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the FTSE EPRA/NAREIT Global Real Estate Index.


  Only the base fee rate applied until December 2008, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began December 2008 for Janus Global Real Estate Fund.



  No Performance Adjustment is applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in




38  Janus Investment Fund
  value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.



  The application of an expense limit, if any, will have a positive effect upon the Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.


  The Fund's SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.





                                                     Management of the Funds  39

  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Global Real Estate Fund(1)                        1.25
  Janus Long/Short Fund                                   1.75
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.





40  Janus Investment Fund

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS GLOBAL REAL ESTATE FUND
--------------------------------------------------------------------------------
    PATRICK BROPHY is Executive Vice President and Portfolio Manager of Janus Global Real Estate Fund, which he has managed since inception. Mr. Brophy is also Portfolio Manager of other Janus accounts. He joined Janus Capital in March 2005. Prior to joining Janus Capital, Mr. Brophy was a principal at THK Associates, Inc. (1990-2005), a Denver-based market economics and land-planning firm. He holds a Bachelor of Arts degree in History from Dartmouth, with intensive study in English and Economics.

JANUS LONG/SHORT FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers David C. Decker and Daniel Riff are responsible for the day-to-day management of the Fund. Each manager is primarily responsible for a specific portion of the portfolio. Mr. Decker, as lead Portfolio Manager, has discretion over a larger percentage of Fund assets and has the authority to exercise final decision-making on the overall portfolio.

    DAVID C. DECKER, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Long/Short Fund, which he has co-managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.

    DANIEL RIFF is Co-Portfolio Manager of Janus Long/Short Fund, which he has co-managed since inception. Mr. Riff is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2003 as an analyst. Prior to joining Janus Capital, Mr. Riff was a student at the University of Pennsylvania (2002-2004). Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




                                                     Management of the Funds  41

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class I Shares are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.



42  Janus Investment Fund

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



                                                           Other information  43
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




44  Janus Investment Fund

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  45

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. However, because the principal investment goal of Janus Long/Short Fund is to invest in both long and short positions in equity securities, it is anticipated that a smaller portion of the income dividends paid to shareholders by Janus Long/Short Fund will be qualified dividend income eligible for taxation by individuals at long-term capital gain rates than if the Fund invested in only long positions in equity securities. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On

46  Janus Investment Fund

  December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181). Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares



                                                     Distributions and taxes  47
  outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service. Please note that you may receive account tax information from Janus Global Real Estate Fund at the end of February of each year, which is one month later than when most such forms are sent. REITs typically recharacterize a portion of the dividends paid during the year from ordinary income to capital gain and/or return of capital (which could relate to depreciation on real estate). The information regarding this recharacterization is generally not made available by the REIT until late January. Therefore, the actual composition of the Fund's distributions during a year may change substantially subsequent to year-end. To the extent these changes occur, they may have the effect of reducing the net investment income component of the Fund's distributions and increasing the capital gains and/or return of capital components.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their



48  Janus Investment Fund
  transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





                                                     Distributions and taxes  49

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. The Shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.


  The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans and foundations/endowments. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events

50  Janus Investment Fund
  include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




                                                         Shareholder's guide  51

ADMINISTRATIVE FEES

  Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class I Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or



52  Janus Investment Fund
  their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."




                                                         Shareholder's guide  53

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types for Janus Global Real Estate Fund. Janus Long/Short Fund requires a minimum investment of $10,000 for these types of accounts. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.




54  Janus Investment Fund

  Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCHANGES

  Contact your financial intermediary, a Janus representative (1-800-333-1181), or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - An exchange of Shares from each Fund held for 90 days or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to "Redemption Fee."





                                                         Shareholder's guide  55

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of



56  Janus Investment Fund
  redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from a Fund held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan;



                                                         Shareholder's guide  57

  (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains). For intermediary-imposed same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction. However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-initiated sale of shares after the exchange. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for more information on whether the redemption fee is applied to your shares.


  In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.




58  Janus Investment Fund

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.



  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund



                                                         Shareholder's guide  59
  shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the



60  Janus Investment Fund

  Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.





                                                         Shareholder's guide  61

  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to September 30.





62  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance for each fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.



  Janus Global Real Estate Fund and Janus Long/Short Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of Janus Adviser Global Real Estate Fund and Janus Adviser Long/Short Fund (the "predecessor funds") into each respective Fund. For Janus Global Real Estate Fund and Janus Long/Short Fund, the financial highlights shown are for the Class I Shares of the respective predecessor fund. The predecessor funds had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to September 30.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class I Shares of the Funds (assuming reinvestment of all dividends and distributions).


                                                        Financial highlights  63


JANUS GLOBAL REAL ESTATE FUND - CLASS I*
                                                                                Janus Adviser Global Real
                                                                                  Estate Fund - Class I
---------------------------------------------------------------------------------------------------------------
                                                                           Period ended           Period ended
                                                                            January 31              July 31
                                                                             2009(1)                2008(2)
                                                                           (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                           $8.66                 $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                                    0.21                   0.13
 Net gain/(loss) on securities (both realized and unrealized)                  (3.90)                 (1.47)

 Total from investment operations                                              (3.69)                 (1.34)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                          (0.24)                     --
 Distributions from capital gains                                                  --                     --

 Total distributions                                                           (0.24)                     --


 NET ASSET VALUE, END OF PERIOD                                                 $4.73                  $8.66


 Total return(3)                                                             (42.78)%               (13.40)%

 Net assets, end of period (in thousands)                                      $3,014                 $5,331
 Average net assets for the period (in thousands)                              $3,637                 $4,778
 Ratio of gross expenses to average net assets(4)(5)(6)                         1.26%                  1.25%
 Ratio of net expenses to average net assets(4)(7)                              1.25%                  1.25%
 Ratio of net investment income/(loss) to average net assets(4)                 3.21%                  2.48%
 Portfolio turnover rate(4)                                                       58%                     8%
---------------------------------------------------------------------------------------------------------------





 * Effective July 6, 2009, Class I Shares of Janus Adviser Global Real Estate Fund (the "predecessor fund") were reorganized into Class I Shares of Janus Global Real Estate Fund. The predecessor fund had a fiscal year end of July
    31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Period November 28, 2007 (inception date) through July 31, 2008.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio of 4.88% in 2009 (unaudited) and 6.21% in 2008 before waiver of certain fees and expense offsets incurred by the Fund.

(7) The expense ratio reflects expenses after any expense offset arrangements.




64  Janus Investment Fund


JANUS LONG/SHORT FUND - CLASS I*
                                                                                 Janus Adviser
                                                                               Long/Short Fund -
                                                                                    Class I
-----------------------------------------------------------------------------------------------------------
                                                                    Period ended           Years ended
                                                                     January 31              July 31
                                                                       2009(1)          2008          2007
                                                                     (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                   $11.60          $12.72       $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                             0.04            0.09         0.14
 Net gain/(loss) on securities (both realized and unrealized)           (1.75)          (1.13)         2.65

 Total from investment operations                                       (1.71)          (1.04)         2.79

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                                   (0.20)          (0.03)       (0.07)
 Distributions from capital gains                                           --          (0.06)           --
 Redemption fees                                                            --            0.01           --

 Total distributions and other                                          (0.20)          (0.08)       (0.07)


 NET ASSET VALUE, END OF PERIOD                                          $9.69          $11.60       $12.72


 Total return(2)                                                      (14.62)%         (8.19)%       27.98%

 Net assets, end of period (in thousands)                             $117,554        $227,446      $62,987
 Average net assets for the period (in thousands)                     $139,431        $212,623      $16,632
 Ratio of gross expenses to average net assets(3)(4)(5)(6)               3.22%           3.12%        3.21%
 Ratio of net expenses to average net assets(3)(7)(8)                    3.22%           3.12%        3.21%
 Ratio of net investment income/(loss) to average net assets(3)        (1.19)%           0.72%        1.67%
 Portfolio turnover rate(3)                                               193%            156%          94%
-----------------------------------------------------------------------------------------------------------




 * Effective July 6, 2009, Class I Shares of Janus Adviser Long/Short Fund (the "predecessor fund") were reorganized into Class I Shares of Janus Long/Short Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The ratio was 3.26% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The expense ratio includes dividends on short positions and may include stock loan fees. The ratio would be 1.38% in 2009 (unaudited), 2.42% in 2008, and 1.75% in 2007, without the inclusion of dividends on short positions.

(7) The expense ratio reflects expenses after any expense offset arrangements.

(8) The expense ratio includes dividends on short positions and may include stock loan fees. The ratio would be 1.38% in 2009 (unaudited), 2.42% in 2008, and 1.74% in 2007, without the inclusion of dividends on short positions.





                                                        Financial highlights  65

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


66  Janus Investment Fund

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  67
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




68  Janus Investment Fund

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  69

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



70  Janus Investment Fund

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





                                                Glossary of investment terms  71

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



72  Janus Investment Fund
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  73

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76

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           You can make inquiries and request other information,
           including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 ALTERNATIVE
                                   Janus Long/Short Fund



                              JANUS INVESTMENT FUND
                                 CLASS R SHARES

                                   Prospectus




    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes Janus Long/Short Fund (the "Fund"), a portfolio of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund.

              The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Only Class R Shares (the "Shares") are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Long/Short Fund..............................     2

FEES AND EXPENSES....................................     9

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    12
  Risks..............................................    14
  Frequently asked questions about certain risks.....    15
  General portfolio policies.........................    18

MANAGEMENT OF THE FUND
  Investment adviser.................................    24
  Management expenses................................    24
  Investment personnel...............................    26

OTHER INFORMATION....................................    27

DISTRIBUTIONS AND TAXES..............................    31

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    34
  Distribution and service fees......................    36
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    36
  Purchases..........................................    38
  Exchanges..........................................    39
  Redemptions........................................    39
  Redemption fee.....................................    40
  Excessive trading..................................    42
  Shareholder communications.........................    46

FINANCIAL HIGHLIGHTS.................................    47

GLOSSARY OF INVESTMENT TERMS.........................    49





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS LONG/SHORT FUND

  Janus Long/Short Fund (the "Fund") is designed for long-term investors who seek a risk-adjusted investment option which has a lower correlation to the overall equity market.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  Under normal circumstances, the Fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The Fund's portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the Fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies.

  The allocation between long and short positions is a result of the investment process. The Fund does not intend to be market neutral and anticipates that it normally will hold a higher percentage of its assets in long positions than short positions (i.e., the Fund will be "net long"). To manage its net exposure between long and short positions, the Fund may take long and short positions in instruments that provide exposure to the equity markets, including exchange-traded funds, options, futures, and other index-based instruments.

  The Fund buys long securities that the portfolio managers believe will go up in price and sells short securities the portfolio managers believe will go down in price. The Fund's portfolio managers emphasize long positions in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio managers typically seek attractively valued companies that are improving their free cash flow and returns on invested capital, which also may

2  Janus Investment Fund
  include special situations companies that are experiencing management changes and/or are currently out of favor. The Fund's portfolio managers emphasize short positions in structurally disadvantaged companies operating in challenged industries with high valuations. The portfolio managers will target short positions in companies with unsustainable cash generation, poor capital structure, returns below their cost of capital, and share prices that reflect unrealistic expectations of the company's future opportunities. The portfolio managers may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the portfolio managers believe they have in a long position in the portfolio.

  A short position is one where the Fund has sold at the current market price a security that it does not own in anticipation of a decline in the market value of the security. To complete a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements, until the short position is closed.

  Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required under the Investment Company Act of 1940, as amended (the "1940 Act"). The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires the Fund to deposit collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to



                                                          Risk/return summary  3
  segregate assets limits the Fund's leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

  The Fund may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings that are considered "senior securities" (generally borrowings other than for temporary or emergency purposes). This allows the Fund to borrow from banks up to 1/3 of its total assets (including the amount borrowed). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. The Fund's short sales and related margin requirements may reduce the ability of the Fund to borrow money.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

  LONG/SHORT RISK. The value of the Fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the Fund's portfolio managers are incorrect about their assessment of a company's intrinsic worth. Regardless of how well individual companies perform, the value of the Fund's long portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in



4  Janus Investment Fund
  prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. Conversely, the value of the Fund's short positions may decrease if the value of an individual company or multiple companies in the portfolio increases or if the stock market goes up, regardless of how well the businesses of individual companies in the portfolio perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  SHORT SALES RISK. Short sales are speculative transactions and involve special risks, including a greater reliance on the portfolio managers' ability to accurately anticipate the future value of a security. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. The Fund's losses are potentially unlimited in a short sale transaction. The use of short sales may also cause the Fund to have higher expense than those of other funds. In addition, due to the investment process of long and short positions, the Fund may be subject to additional transaction costs that may lower the Fund's returns. The Fund's use of short sales may also have a leveraging effect on the Fund's portfolio.

  LEVERAGE RISK. Leverage occurs when the Fund increases its assets available for investment through borrowings or similar transactions. In accordance with the Fund's investment policy, the Fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the 1940 Act, including for investment purposes, as well as engaging in the use of short sales. The Fund's use of leverage may result in risks and can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.




                                                          Risk/return summary  5

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio managers more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 9.0% of the Fund's investments were in emerging markets.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




6  Janus Investment Fund

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class R Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class R Shares of Janus Adviser Long/Short Fund ("JAD predecessor fund") into Class R Shares of the Fund. The performance shown for Class R Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund's Class R Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund's Class R Shares, net of any fee and expense limitations or waivers. If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  7

  JANUS LONG/SHORT FUND - CLASS R


   Annual returns for periods ended 12/31
                                                                                         15.65%    -28.16%
                                                                                          2007      2008

   Best Quarter:  2nd-2007 6.31%     Worst Quarter:  3rd-2008 -13.96%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -13.66%.



                                              Average annual total return for periods ended 12/31/08
                                              ------------------------------------------------------
                                                                                   Since Inception
                                                                                 of Predecessor Fund
                                                                       1 year          (8/1/06)
  Class R Shares
    Return Before Taxes                                               -28.16%           -3.02%
    Return After Taxes on Distributions                               -28.31%           -3.21%
    Return After Taxes on Distributions and Sale of Fund Shares(1)    -18.11%           -2.61%
  S&P 500(R) Index(2)                                                 -37.00%          -11.32%
    (reflects no deduction for expenses, fees, or taxes)
  LIBOR(3)                                                              2.78%            4.23%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ---------------------------------





  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The London Interbank Offered Rate ("LIBOR") is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates available.


  After-tax returns are calculated using distributions for the JAD predecessor fund's Class R Shares for the periods prior to July 6, 2009. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




8  Janus Investment Fund

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class R Shares of the Fund. Expense information shown reflects estimated annualized expenses that Class R Shares of the Fund expect to incur during their fiscal year. It is important for you to know that a decline in the Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Fund. Significant declines in the Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Class R Shares do not impose sales charges when you buy or sell the Fund's Class R Shares. However, if you sell Class R Shares of the Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.





                                                          Risk/return summary  9

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                    Class R
 Sales charges...................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount redeemed)...   2.00%(2)(3)
 Exchange fee....................................................................   None(3)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*


                                                                     Short Sale  Acquired  Total Annual            Net Annual
                                                                      Dividend/   Fund(7)      Fund                   Fund
                           Management    Distribution      Other     Stock Loan  Fees and    Operating   Expense   Operating
                             Fee(4)    (12b-1) Fees(5)  Expenses(6)   Expenses   Expenses   Expenses(8)  Waivers  Expenses(8)
 Janus Long/Short Fund -
   Class R                    1.25%         0.50%          0.36%(9)     1.87%(9)   0.02%       4.00%(10)  0.00%      4.00%(10)



--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
  (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
  (3) An exchange of Class R Shares from the Fund held for 90 days or less may be subject to the 2.00% redemption fee.
  (4) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital.
  (5) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (6) Since Class R Shares of the Fund did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class R Shares of the Fund expect to incur during their fiscal year. Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class R Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.


  (7) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Since Class R Shares of the Fund did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. The Fund's "ratio of gross expenses to average net assets" appearing in the Financial Highlights table does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above.


  (8) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------




10  Janus Investment Fund

--------------------------------------------------------------------------------
  (9) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including short sale dividends and any applicable stock loan fees, Other Expenses are 2.23%.

 (10) For a three-year period which began August 1, 2006 (the predecessor fund's commencement of operations), Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

--------------------------------------------------------------------------------
 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest
 $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without waivers or recoupments (if applicable) remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                        1 Year    3 Years    5 Years    10 Years
                                        ----------------------------------------
 Janus Long/Short Fund - Class R         $ 402    $ 1,218    $ 2,051     $ 4,206




--------------------------------------------------------------------------------




                                                         Risk/return summary  11

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW DOES THE FUND SELECT LONG POSITIONS?

  The portfolio managers generally select long positions for the Fund using a "bottom up" approach. With respect to long positions, the Fund invests in equity securities, primarily common stocks, the portfolio managers believe will appreciate in value. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

  The Fund emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio managers will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor. The Fund may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Fund may also sell a holding to meet redemptions.



2. HOW DOES THE FUND SELECT SHORT POSITIONS?

  The portfolio managers generally select short positions by utilizing fundamental research. The portfolio managers focus on structurally disadvantaged companies operating in challenged industries with high valuations. The portfolio managers sell short securities of companies that have unsustainable cash generation, poor capital structure, returns below their cost of capital, or share prices that reflect unrealistic expectations of the company's future opportunities. The portfolio managers may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market

12  Janus Investment Fund
  risk of a long position while accentuating the information advantage the portfolio managers believe they have in a long position in the portfolio.

3. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure in emerging markets.

4. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

  Conversely, shares of a company may be overvalued when, in the opinion of the portfolio managers they are selling for a price that is above their intrinsic worth. A company may be overvalued due to market or economic conditions, unrealistic expectations of the company's future opportunities, unsustainable cash generation, or other factors.

5. WHAT DOES "NET LONG" MEAN?

  The Fund is "net long" when the Fund's assets committed to long positions exceed those committed to short positions.

6. WHAT IS "LEVERAGE"?

  Leverage is when a fund increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, Janus Long/Short Fund's short sales effectively leverage the Fund's assets. The use of leverage may make any change in a fund's NAV even



                                   Principal investment strategies and risks  13
  greater and thus result in increased volatility of returns. The fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower a fund's overall returns.

RISKS

  Because the Fund takes both long and short positions, the main risk is the risk that the value of the securities held long might decrease and the value of securities sold short might increase in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.

  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that the Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest



14  Janus Investment Fund
  and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund's Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW DOES THE FUND'S NONDIVERSIFIED CLASSIFICATION AFFECT THE FUND'S RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund.

2. WHAT ARE THE RISKS ASSOCIATED WITH LONG POSITIONS IN EQUITY SECURITIES?

  The Fund will take long positions in equity investments consistent with the Fund's investment objective and strategies. A long position in equities is subject to the risk that a particular stock, an underlying fund, an industry, or stocks in general may fall in value. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions, and market liquidity.

3. WHAT ARE THE RISKS ASSOCIATED WITH BORROWING?

  Because the Fund may borrow money from banks for investment purposes, commonly referred to as "leveraging," the Fund's exposure to fluctuations in the prices of these securities is increased in relation to the Fund's capital. The Fund's borrowing activities will exaggerate any increase or decrease in the NAV of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.




                                   Principal investment strategies and risks  15

4. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

  If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of the Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.

5. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

6. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic



16  Janus Investment Fund
    issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

7. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

  Within the parameters of its specific investment policies, the Fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). The Fund has at times invested a significant portion of its assets in emerging markets and may continue to do so.

  To the extent that the Fund invests a significant amount of its assets in one or more countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of the Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. The Fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.




                                   Principal investment strategies and risks  17

8. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

9. HOW DOES THE FUND TRY TO REDUCE RISK?


  The Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Fund may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain



18  Janus Investment Fund
  after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio managers. Changes are normally made in the Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and



                                   Principal investment strategies and risks  19
  developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a fund. A fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (35% or less of the Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis




20  Janus Investment Fund

  - bank loans, which may be acquired through loan participations and assignments (no more than 5% of the Fund's total assets)



  For purposes of the Fund's investment policies and restrictions, total assets include any borrowings for investment purposes.

  SHORT SALES

  The Fund may engage in short sales. A short sale is generally a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Fund's losses are potentially unlimited in a short sale transaction. The Fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund's performance.



  The Fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, the Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, the Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.




                                   Principal investment strategies and risks  21

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.




22  Janus Investment Fund

  SPECIAL SITUATIONS
  The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. The Fund's performance could suffer from its investments in "special situations."




                                   Principal investment strategies and risks  23

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES


  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative services fees, the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.



  The following table reflects the Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers).


  The Fund pays an investment advisory fee at a fixed rate based on the Fund's average daily net assets.



24  Janus Investment Fund

                                                                         Actual Investment
                                                       Contractual          Advisory Fee
                                  Average Daily        Investment         Rate(1) (%) (for
                                   Net Assets       Advisory Fee (%)   the fiscal year ended
  Fund Name                        of the Fund        (annual rate)        July 31, 2008)
--------------------------------------------------------------------------------------------
  Janus Long/Short Fund         All Asset Levels          1.25                  1.26(2)
--------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) For a three-year period which began August 1, 2006 (the predecessor fund's commencement of operations), Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.



  A discussion regarding the basis for the Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Long/Short Fund                                   1.75
--------------------------------------------------------------------------






                                                      Management of the Fund  25

INVESTMENT PERSONNEL

JANUS LONG/SHORT FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers David C. Decker and Daniel Riff are responsible for the day-to-day management of the Fund. Each manager is primarily responsible for a specific portion of the portfolio. Mr. Decker, as lead Portfolio Manager, has discretion over a larger percentage of Fund assets and has the authority to exercise final decision-making on the overall portfolio.

    DAVID C. DECKER, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Long/Short Fund, which he has co-managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.

    DANIEL RIFF is Co-Portfolio Manager of Janus Long/Short Fund, which he has co-managed since inception. Mr. Riff is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2003 as an analyst. Prior to joining Janus Capital, Mr. Riff was a student at the University of Pennsylvania (2002-2004). Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




26  Janus Investment Fund

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class R Shares are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. The Shares are not offered directly to individual investors. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  The Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final

                                                           Other information  27
  settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties



28  Janus Investment Fund
  to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.




                                                           Other information  29

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




30  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. However, because the principal investment goal of the Fund is to invest in both long and short positions in equity securities, it is anticipated that a smaller portion of the income dividends paid to shareholders by the Fund will be qualified dividend income eligible for taxation by individuals at long-term capital gain rates than if the Fund invested in only long positions in equity securities. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per

                                                     Distributions and taxes  31
  share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to



32  Janus Investment Fund
  shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





                                                     Distributions and taxes  33

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. The Shares offer the ability for payment of up to 0.50% of net assets to financial intermediaries for the provision of distribution services and, to a certain extent, shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of the plan or plan participants. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures

34  Janus Investment Fund
  established by and under the supervision of the Fund's Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




                                                         Shareholder's guide  35

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN


  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class R Shares (the "Class R Plan"), the Fund may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and shareholder servicing of Class R Shares at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of the Fund. Under the terms of the Class R Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder services performed by such entities for their customers who are investors in the Fund.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class R Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of the Fund for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers and other financial intermediaries for providing these services to their customers who invest in the Fund.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus



36  Janus Investment Fund

  Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class R Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, considering which share class of the Fund is most appropriate for you.




                                                         Shareholder's guide  37

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement platforms and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $10,000.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day



38  Janus Investment Fund
  or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - An exchange of Shares from the Fund held for 90 days or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to "Redemption Fee."


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement platforms and other financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents.



                                                         Shareholder's guide  39

  Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.




40  Janus Investment Fund

  Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.


  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains). For intermediary-imposed same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction. However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-initiated sale of shares after the exchange. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.


  In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.




                                                         Shareholder's guide  41

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Fund attempts to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Fund).

  Generally, a purchase and redemption of Shares from the Fund within 90 calendar days (i.e., "round trip") may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.


  The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and




42  Janus Investment Fund

  (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Fund's Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.




                                                         Shareholder's guide  43

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.




44  Janus Investment Fund

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab at janus.com/info.


  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus



                                                         Shareholder's guide  45

  Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.





46  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights table is intended to help you understand the Fund's financial performance for each fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.



  Janus Long/Short Fund commenced operations on July 6, 2009, after the reorganization of Class R Shares of Janus Adviser Long/Short Fund (the "predecessor fund") into the Fund. For Janus Long/Short Fund, the financial highlights shown are for the Class R Shares of the predecessor fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


  The total return in the table represents the rate that an investor would have earned (or lost) on an investment in Class R Shares of the Fund (assuming reinvestment of all dividends and distributions).


                                                        Financial highlights  47


JANUS LONG/SHORT FUND - CLASS R*
                                                                               Janus Adviser Long/Short
                                                                                    Fund - Class R
------------------------------------------------------------------------------------------------------------------
                                                                    Period ended                 Years ended
                                                                     January 31                    July 31
                                                                       2009(1)              2008             2007
                                                                     (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.89              $12.65          $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                           (0.50)                0.78            0.10
 Net gain/(loss) on securities (both realized and unrealized)           (1.15)              (2.48)            2.59

 Total from investment operations                                       (1.65)              (1.70)            2.69

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                   (0.12)                  --          (0.04)
 Distributions from capital gains                                           --              (0.06)              --

 Total distributions                                                    (0.12)              (0.06)          (0.04)


 NET ASSET VALUE, END OF PERIOD                                          $9.12              $10.89          $12.65


 Total return(2)                                                      (15.05)%            (13.49)%          26.90%

 Net assets, end of period (in thousands)                                 $134                 $86          $1,280
 Average net assets for the period (in thousands)                         $140                $601          $1,142
 Ratio of gross expenses to average net assets(3)(4)(5)(6)(7)            4.34%               4.89%           3.67%
 Ratio of net expenses to average net assets(3)(7)(8)                    4.33%               4.89%           3.67%
 Ratio of net investment income/(loss) to average net assets(3)        (2.32)%             (0.47)%           0.36%
 Portfolio turnover rate(3)                                               193%                156%             94%
------------------------------------------------------------------------------------------------------------------






 * Effective July 6, 2009, Class R Shares of Janus Adviser Long/Short Fund (the "predecessor fund") were reorganized into Class R Shares of Janus Long/Short Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


(1) Period August 1, 2008 through January 31, 2009.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The ratio was 7.95% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.


(6) Without the recoupment of expenses, the ratio would have been 3.98% in 2009 (unaudited) and 4.11% in 2008.


(7) The expense ratio includes dividends on short positions and may include stock loan fees. The ratio would be 2.47% in 2009 (unaudited), 4.19% in 2008, and 2.49% in 2007, without the inclusion of dividends on short positions.


(8) The expense ratio reflects expenses after any expense offset arrangements.





48  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  49

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



50  Janus Investment Fund
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  51

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




52  Janus Investment Fund

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  53

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





54  Janus Investment Fund

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



                                                Glossary of investment terms  55
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




56  Janus Investment Fund

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           You can make inquiries and request other information,
           including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.


           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 ALTERNATIVE
                                   Janus Global Real Estate Fund
                                   Janus Long/Short Fund



                              JANUS INVESTMENT FUND
                                 CLASS S SHARES

                                   Prospectus




    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.


              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class S Shares (the "Shares") are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Global Real Estate Fund......................     2
  Janus Long/Short Fund..............................     9

FEES AND EXPENSES....................................    16

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    19
  Risks..............................................    23
  Frequently asked questions about certain risks.....    24
  General portfolio policies.........................    30

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    36
  Management expenses................................    36
  Investment personnel...............................    41

OTHER INFORMATION....................................    42

DISTRIBUTIONS AND TAXES..............................    46

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    50
  Distribution and service fees......................    52
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    52
  Purchases..........................................    54
  Exchanges..........................................    55
  Redemptions........................................    56
  Redemption fee.....................................    57
  Excessive trading..................................    58
  Shareholder communications.........................    62

FINANCIAL HIGHLIGHTS.................................    63

GLOSSARY OF INVESTMENT TERMS.........................    67





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS GLOBAL REAL ESTATE FUND

  Janus Global Real Estate Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with concentrated investments in the real estate industry or real estate-related industries. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income.


  Unless otherwise indicated, the Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


  Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts ("REITs") and similar REIT-like entities.

  As a fundamental policy, the Fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The Fund's investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the Fund's investment objective and its policy on industry concentration.

  Real estate-related industries are comprised of companies that, in the opinion of the portfolio manager, at the time of investment, generally (i) derive at least 50% of their revenue from ownership, construction, extraction, financing,

2  Janus Investment Fund
  management, operation, sales or development of real estate, or from businesses which have a clear relationship to these activities; (ii) have at least 50% of their assets in real estate; or (iii) have more than 50% of their net asset value accounted for by real estate. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. Under the Internal Revenue Code of 1986, as amended (the "Code"), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

  The Fund also invests in non-U.S. real estate companies. The Fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the Fund may invest all of its assets in a single country. The Fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  In selecting the investments for the Fund, the portfolio manager seeks to identify companies that have good management, strong balance sheets, above average investment growth in "funds from operations," and that trade at a discount to their assets' underlying value. In the case of REITs, "funds from operations" generally means a REIT's net income excluding gains or losses from debt restructuring and sales of property plus depreciation of real property. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in investments focused in the real estate industry or real estate-related industries, including common stocks. Common stocks tend to be more volatile than many other investment choices.




                                                          Risk/return summary  3

  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. A number of countries around the world have adopted, or are considering adopting, similar REIT-like structures pursuant to which these companies are not subject to corporate income tax in their home countries provided they distribute a significant percentage of their net income each year to stockholders and meet certain other requirements. As of April 30, 2009, approximately 1.6% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  REAL ESTATE RISK. Your investment in Fund shares represents an indirect investment in real estate-related securities owned by the Fund. The value of securities



4  Janus Investment Fund
  of issuers in the real estate industry, including REITs, is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the issuer. REITs that invest in real estate mortgages are also subject to prepayment risk. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  CONCENTRATION RISK. Since the Fund concentrates its assets in the real estate or real estate-related industry, your investment in the Fund will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, REIT prices may drop, and changes in federal or state tax laws may affect the value of the securities held by the Fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. The Fund's returns may be more volatile than those of a less concentrated Fund.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified. The Fund's policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the Fund's share price.


  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings may include fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken




                                                          Risk/return summary  5
  and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of Janus Adviser Global Real Estate Fund ("JAD predecessor fund") into Class S Shares of the Fund. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund's Class S Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund's Class S Shares, net of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.





6  Janus Investment Fund

  The bar chart depicts the Fund's performance during the period indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  7

  JANUS GLOBAL REAL ESTATE FUND - CLASS S



   Annual returns for periods ended 12/31
                                                                                                   -40.88%
                                                                                                    2008

   Best Quarter:  2nd-2008 -4.92%     Worst Quarter:  4th-2008 -27.34%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -19.56%.



                                             Average annual total return for periods ended 12/31/08
                                             ------------------------------------------------------
                                                                                  Since Inception
                                                                                of Predecessor Fund
                                                                      1 year         (11/28/07)
  Class S Shares
    Return Before Taxes                                              -40.88%          -40.17%
    Return After Taxes on Distributions                              -41.38%          -40.64%
    Return After Taxes on Distributions and Sale of Fund Shares(1)   -26.26%          -34.16%
  FTSE EPRA/NAREIT Global Real Estate Index(2)                       -47.72%          -46.18%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   --------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European, and Asian real estate markets.


  After-tax returns are calculated using distributions for the JAD predecessor fund's Class S Shares (formerly named Class I Shares) for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




8  Janus Investment Fund

JANUS LONG/SHORT FUND

  Janus Long/Short Fund (the "Fund") is designed for long-term investors who seek a risk-adjusted investment option which has a lower correlation to the overall equity market.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  Under normal circumstances, the Fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The Fund's portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the Fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies.

  The allocation between long and short positions is a result of the investment process. The Fund does not intend to be market neutral and anticipates that it normally will hold a higher percentage of its assets in long positions than short positions (i.e., the Fund will be "net long"). To manage its net exposure between long and short positions, the Fund may take long and short positions in instruments that provide exposure to the equity markets, including exchange-traded funds, options, futures, and other index-based instruments.

  The Fund buys long securities that the portfolio managers believe will go up in price and sells short securities the portfolio managers believe will go down in price. The Fund's portfolio managers emphasize long positions in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio managers typically seek attractively valued companies that are improving their free cash flow and returns on invested capital, which also may



                                                          Risk/return summary  9
  include special situations companies that are experiencing management changes and/or are currently out of favor. The Fund's portfolio managers emphasize short positions in structurally disadvantaged companies operating in challenged industries with high valuations. The portfolio managers will target short positions in companies with unsustainable cash generation, poor capital structure, returns below their cost of capital, and share prices that reflect unrealistic expectations of the company's future opportunities. The portfolio managers may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the portfolio managers believe they have in a long position in the portfolio.

  A short position is one where the Fund has sold at the current market price a security that it does not own in anticipation of a decline in the market value of the security. To complete a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements, until the short position is closed.

  Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required under the Investment Company Act of 1940, as amended (the "1940 Act"). The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires the Fund to deposit collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to



10  Janus Investment Fund
  segregate assets limits the Fund's leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

  The Fund may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings that are considered "senior securities" (generally borrowings other than for temporary or emergency purposes). This allows the Fund to borrow from banks up to 1/3 of its total assets (including the amount borrowed). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. The Fund's short sales and related margin requirements may reduce the ability of the Fund to borrow money.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

  LONG/SHORT RISK. The value of the Fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the Fund's portfolio managers are incorrect about their assessment of a company's intrinsic worth. Regardless of how well individual companies perform, the value of the Fund's long portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in



                                                         Risk/return summary  11
  prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. Conversely, the value of the Fund's short positions may decrease if the value of an individual company or multiple companies in the portfolio increases or if the stock market goes up, regardless of how well the businesses of individual companies in the portfolio perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  SHORT SALES RISK. Short sales are speculative transactions and involve special risks, including a greater reliance on the portfolio managers' ability to accurately anticipate the future value of a security. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. The Fund's losses are potentially unlimited in a short sale transaction. The use of short sales may also cause the Fund to have higher expense than those of other funds. In addition, due to the investment process of long and short positions, the Fund may be subject to additional transaction costs that may lower the Fund's returns. The Fund's use of short sales may also have a leveraging effect on the Fund's portfolio.

  LEVERAGE RISK. Leverage occurs when the Fund increases its assets available for investment through borrowings or similar transactions. In accordance with the Fund's investment policy, the Fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the 1940 Act, including for investment purposes, as well as engaging in the use of short sales. The Fund's use of leverage may result in risks and can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.




12  Janus Investment Fund

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio managers more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 9.0% of the Fund's investments were in emerging markets.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  13

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of Janus Adviser Long/Short Fund ("JAD predecessor fund") into Class S Shares of the Fund. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund's Class S Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund's Class S Shares, net of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





14  Janus Investment Fund

  JANUS LONG/SHORT FUND - CLASS S


   Annual returns for periods ended 12/31
                                                                                         16.16%    -23.97%
                                                                                          2007      2008

   Best Quarter:  2nd-2007 6.48%     Worst Quarter:  3rd-2008 -13.22%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -13.45%.



                                              Average annual total return for periods ended 12/31/08
                                              ------------------------------------------------------
                                                                                   Since Inception
                                                                                 of Predecessor Fund
                                                                       1 year          (8/1/06)
  Class S Shares
    Return Before Taxes                                               -23.97%           -0.50%
    Return After Taxes on Distributions                               -24.01%           -0.66%
    Return After Taxes on Distributions and Sale of Fund Shares(1)    -15.53%           -0.48%
  S&P 500(R) Index(2)                                                 -37.00%          -11.32%
    (reflects no deduction for expenses, fees, or taxes)
  LIBOR(3)                                                              2.78%            4.23%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ---------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The London Interbank Offered Rate ("LIBOR") is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates available.


  After-tax returns are calculated using distributions for the JAD predecessor fund's Class S Shares (formerly named Class I Shares) for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.





                                                         Risk/return summary  15

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class S Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class S Shares of the Funds expect to incur during their fiscal year. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class S Shares do not impose sales charges when you buy or sell the Funds' Class S Shares. However, if you sell Class S Shares of a Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





16  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                    Class S
 Sales charges...................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount redeemed)...   2.00%(2)(3)
 Exchange fee....................................................................   None(3)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*


                                                                     Short Sale  Acquired  Total Annual            Net Annual
                                                                      Dividend/   Fund(7)      Fund                   Fund
                           Management    Distribution      Other     Stock Loan  Fees and    Operating   Expense   Operating
                             Fee(4)    (12b-1) Fees(5)  Expenses(6)   Expenses   Expenses   Expenses(8)  Waivers  Expenses(8)
 Janus Global Real Estate
   Fund(9) -  Class S         0.82%         0.25%          4.62%          N/A      0.01%       5.70%      3.87%      1.83%
 Janus Long/Short Fund -
   Class S                    1.25%         0.25%          0.35%(10)    1.87%(10)  0.02%       3.74%(11)  0.00%      3.74%(11)



--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
  (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
  (3) An exchange of Class S Shares from a Fund held for 90 days or less may be subject to the 2.00% redemption fee.

  (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital. For Janus Global Real Estate Fund, this fee may adjust up or down monthly based on the Fund's performance relative to its benchmark index over the performance measurement period.

  (5) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (6) Since Class S Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class S Shares of the Funds expect to incur during their fiscal year. Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class S Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.


  (7) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class S Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above.

--------------------------------------------------------------------------------




                                                         Risk/return summary  17

--------------------------------------------------------------------------------

  (8) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


  (9) Janus Global Real Estate Fund pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.75%. Any such adjustment to this base fee rate commenced December 2008 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

 (10) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including short sale dividends and any applicable stock loan fees, Other Expenses are 2.22%.

 (11) For a three-year period which began August 1, 2006 (the predecessor fund's commencement of operations), Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers or recoupments (if applicable) remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                                 1 Year    3 Years    5 Years    10 Years
                                                 ----------------------------------------
 Janus Global Real Estate Fund(1) - Class S       $ 568    $ 1,692    $ 2,801     $ 5,504
 Janus Long/Short Fund - Class S                  $ 376    $ 1,143    $ 1,930     $ 3,984



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
--------------------------------------------------------------------------------




18  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

JANUS GLOBAL REAL ESTATE FUND

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that those stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant exposure in emerging markets.

  The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.

2. WHAT ARE THE TYPES OF REITS THAT THE FUND MAY INVEST IN?

  REITs are often categorized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT, the most common type of REIT, invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income but may also realize capital gains or losses by selling real

                                   Principal investment strategies and risks  19
  estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development, or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

3. HOW ARE ASSETS ALLOCATED BETWEEN THE CAPITAL APPRECIATION AND INCOME COMPONENTS OF THE FUND'S PORTFOLIO?

  Investments are selected primarily for capital appreciation, with current income being a secondary component. The Fund may shift assets to varying degrees between capital appreciation and income-oriented components of its portfolio holdings based on the portfolio manager's analysis of relevant market, financial, and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Fund will place a greater emphasis on the capital appreciation component. The Fund's income component may consist of dividend paying stocks which exhibit growth characteristics.

4. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

5. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?


  Generally, a fixed-income security, and to a lesser degree common stock of REITs, will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. The income component of Janus Global Real Estate Fund's holdings may include fixed-income securities and REITs.


6. HOW DOES THE FUND MANAGE INTEREST RATE RISK?

  The portfolio manager may vary the average-weighted effective maturity of the portfolio to reflect his analysis of interest rate trends and other factors. The Fund's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio



20  Janus Investment Fund
  manager expects interest rates to fall. The Fund may also use futures, options, and other derivatives to manage interest rate risk.

JANUS LONG/SHORT FUND

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW DOES THE FUND SELECT LONG POSITIONS?

  The portfolio managers generally select long positions for the Fund using a "bottom up" approach. With respect to long positions, the Fund invests in equity securities, primarily common stocks, the portfolio managers believe will appreciate in value. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

  The Fund emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio managers will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor. The Fund may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

2. HOW DOES THE FUND SELECT SHORT POSITIONS?

  The portfolio managers generally select short positions by utilizing fundamental research. The portfolio managers focus on structurally disadvantaged companies operating in challenged industries with high valuations. The portfolio managers sell short securities of companies that have unsustainable cash generation, poor capital structure, returns below their cost of capital, or share prices that reflect unrealistic expectations of the company's future opportunities. The portfolio managers may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the portfolio managers believe they have in a long position in the portfolio.

3. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally



                                   Principal investment strategies and risks  21
  selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure in emerging markets.

4. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

  Conversely, shares of a company may be overvalued when, in the opinion of the portfolio managers they are selling for a price that is above their intrinsic worth. A company may be overvalued due to market or economic conditions, unrealistic expectations of the company's future opportunities, unsustainable cash generation, or other factors.

5. WHAT DOES "NET LONG" MEAN?

  The Fund is "net long" when the Fund's assets committed to long positions exceed those committed to short positions.

6. WHAT IS "LEVERAGE"?

  Leverage is when a fund increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, Janus Long/Short Fund's short sales effectively leverage the Fund's assets. The use of leverage may make any change in a fund's NAV even greater and thus result in increased volatility of returns. The fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower a fund's overall returns.




22  Janus Investment Fund

RISKS

  Because Janus Global Real Estate Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  Because Janus Long/Short Fund takes both long and short positions, the main risk is the risk that the value of the securities held long might decrease and the value of securities sold short might increase in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  In addition, a Fund's performance may be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. Janus Global Real Estate Fund's performance may also be affected by industry risk to a greater extent than other funds.

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a



                                   Principal investment strategies and risks  23
  resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION AFFECT THE FUNDS' RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a Fund.

2. WHAT OTHER RISKS ARE ASSOCIATED WITH INVESTING IN JANUS GLOBAL REAL ESTATE FUND?

  Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. While the Fund will not invest in real property directly, the Fund may be subject to risks similar to those associated with the direct ownership of real property (in addition to securities market risks). These risks include declines in the value of real property, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, adverse changes in the operations of any property or the financial condition of any tenant, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in appeal of properties to tenants and changes in interest rates.

  The Fund will also be affected by risks associated with investments in REITS. The ability to trade REITs in the secondary market can be more limited than other stocks. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and



24  Janus Investment Fund
  interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Further, equity REITs and mortgage REITs are dependant upon management skills and generally may not be diversified. Equity REITs and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, equity REITs and mortgage REITs could fail to qualify for tax-free pass-through of income under the Code. Such a failure would result in the U.S. federal income taxation of a disqualified REIT's distributed income at the REIT level. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs in which the Fund may invest may have their assets in specific real property sectors, such as hotel REITs, nursing home REITs or warehouse REITs, and are therefore subject to the risks associated with adverse developments in these sectors.

3. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk. Investments in the real estate industry, for example, are closely linked to the performance of the real estate markets. Because Janus Global Real Estate Fund concentrates its assets in the real estate industry, the Fund may be subject to risks similar to those associated with the direct ownership of real property (in addition to securities market risks).

4. WHAT ARE THE RISKS ASSOCIATED WITH LONG POSITIONS IN EQUITY SECURITIES?

  The Funds will take long positions in equity investments consistent with each Fund's investment objective and strategies. A long position in equities is subject to the risk that a particular stock, an underlying fund, an industry, or stocks in general may fall in value. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions, and market liquidity.




                                   Principal investment strategies and risks  25

5. WHAT ARE THE RISKS ASSOCIATED WITH BORROWING WITH RESPECT TO JANUS LONG/SHORT FUND?

  Because Janus Long/Short Fund may borrow money from banks for investment purposes, commonly referred to as "leveraging," the Fund's exposure to fluctuations in the prices of these securities is increased in relation to the Fund's capital. The Fund's borrowing activities will exaggerate any increase or decrease in the NAV of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

6. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING WITH RESPECT TO JANUS LONG/SHORT FUND?

  If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of Janus Long/Short Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.

7. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies



26  Janus Investment Fund
    based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

8. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

  Within the parameters of its specific investment policies, each Fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). Janus Global Real Estate Fund will normally limit its investments in emerging market countries to 15% of its net assets. Janus Long/Short Fund has at times invested a significant portion of its assets in emerging markets and may continue to do so.

  To the extent that a Fund invests a significant amount of its assets in one or more countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and



                                   Principal investment strategies and risks  27
  subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

9. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

10. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of



28  Janus Investment Fund
  judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of the SAI for a description of bond rating categories.

11. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?


  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund's returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.


12. HOW IS CREDIT QUALITY MEASURED?


  Many fixed income securities receive credit ratings from services such as Standard & Poor's, Fitch, and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions which can result in fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, a Fund must rely upon Janus Capital's credit assessment, which can also impact the Fund's return and yield. Please refer to the "Explanation of Rating Categories" section of the SAI for a description of bond rating categories.


13. HOW DO THE FUNDS TRY TO REDUCE RISK?


  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.





                                   Principal investment strategies and risks  29

GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities



30  Janus Investment Fund
  prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets



                                   Principal investment strategies and risks  31
  or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (35% or less of each Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (no more than 5% of Janus Long/Short Fund's total assets)



  For purposes of Janus Long/Short Fund's investment policies and restrictions, total assets include any borrowings for investment purposes.

  SHORT SALES

  The Funds may engage in short sales. Janus Global Real Estate Fund may not invest more than 10% of its net assets in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. Janus Global Real Estate Fund may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. Janus Long/Short Fund is not subject to any such limit. A short sale is generally a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A




32  Janus Investment Fund
  lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Fund's losses are potentially unlimited in a short sale transaction. A Fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in a Fund having higher expenses than a Fund that does not engage in short sales and may negatively affect the Fund's performance.



  A Fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."




                                   Principal investment strategies and risks  33

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand




34  Janus Investment Fund
  for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."




                                   Principal investment strategies and risks  35

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative services fees, the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.



  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers).



36  Janus Investment Fund

  FIXED-RATE INVESTMENT ADVISORY FEE

  Janus Long/Short Fund pays an investment advisory fee at a fixed rate based on the Fund's average daily net assets.


                                                                         Actual Investment
                                                       Contractual          Advisory Fee
                                  Average Daily        Investment         Rate(1) (%) (for
                                   Net Assets       Advisory Fee (%)   the fiscal year ended
  Fund Name                        of the Fund        (annual rate)        July 31, 2008)
--------------------------------------------------------------------------------------------
  Janus Long/Short Fund         All Asset Levels          1.25                 1.26(2)
--------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) For a three-year period which began August 1, 2006 (the predecessor fund's commencement of operations), Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.


  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  Janus Global Real Estate Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective December 2008. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if the Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.






                                                     Management of the Funds  37

                                                                   Performance     Actual Investment
                                                                    Adjusted          Advisory Fee
                                                 Performance       Investment       Rate(1) (%) (for
                                   Base Fee       Hurdle vs.      Advisory Fee   the fiscal year ended
  Fund Name                        Rate (%)    Benchmark Index      Rate (%)         July 31, 2008)
------------------------------------------------------------------------------------------------------
  Janus Global Real Estate Fund      0.75          +/-4.00%            N/A(2)             0.00(3)
------------------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) Any applicable Performance Adjustment began December 1, 2008 for the Fund.


  (3) For the fiscal period November 28, 2007 to July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers) because the Fund's fee waiver exceeded the investment advisory fee.





  For Janus Global Real Estate Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the FTSE EPRA/NAREIT Global Real Estate Index.


  Only the base fee rate applied until December 2008, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began December 2008 for Janus Global Real Estate Fund.



  No Performance Adjustment is applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in




38  Janus Investment Fund
  value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.



  The application of an expense limit, if any, will have a positive effect upon the Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.


  The Fund's SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.





                                                     Management of the Funds  39

  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Global Real Estate Fund(1)                        1.25
  Janus Long/Short Fund                                   1.75
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.





40  Janus Investment Fund

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS GLOBAL REAL ESTATE FUND
--------------------------------------------------------------------------------
    PATRICK BROPHY is Executive Vice President and Portfolio Manager of Janus Global Real Estate Fund, which he has managed since inception. Mr. Brophy is also Portfolio Manager of other Janus accounts. He joined Janus Capital in March 2005. Prior to joining Janus Capital, Mr. Brophy was a principal at THK Associates, Inc. (1990-2005), a Denver-based market economics and land-planning firm. He holds a Bachelor of Arts degree in History from Dartmouth, with intensive study in English and Economics.

JANUS LONG/SHORT FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers David C. Decker and Daniel Riff are responsible for the day-to-day management of the Fund. Each manager is primarily responsible for a specific portion of the portfolio. Mr. Decker, as lead Portfolio Manager, has discretion over a larger percentage of Fund assets and has the authority to exercise final decision-making on the overall portfolio.

    DAVID C. DECKER, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Long/Short Fund, which he has co-managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.

    DANIEL RIFF is Co-Portfolio Manager of Janus Long/Short Fund, which he has co-managed since inception. Mr. Riff is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2003 as an analyst. Prior to joining Janus Capital, Mr. Riff was a student at the University of Pennsylvania (2002-2004). Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




                                                     Management of the Funds  41

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  Only Class S Shares are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.



42  Janus Investment Fund

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



                                                           Other information  43
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




44  Janus Investment Fund

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  45

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. However, because the principal investment goal of Janus Long/Short Fund is to invest in both long and short positions in equity securities, it is anticipated that a smaller portion of the income dividends paid to shareholders by Janus Long/Short Fund will be qualified dividend income eligible for taxation by individuals at long-term capital gain rates than if the Fund invested in only long positions in equity securities. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On

46  Janus Investment Fund

  December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made



                                                     Distributions and taxes  47
  available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service. Please note that you may receive account tax information from Janus Global Real Estate Fund at the end of February of each year, which is one month later than when most such forms are sent. REITs typically recharacterize a portion of the dividends paid during the year from ordinary income to capital gain and/or return of capital (which could relate to depreciation on real estate). The information regarding this recharacterization is generally not made available by the REIT until late January. Therefore, the actual composition of the Fund's distributions during a year may change substantially subsequent to year-end. To the extent these changes occur, they may have the effect of reducing the net investment income component of the Fund's distributions and increasing the capital gains and/or return of capital components.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment



48  Janus Investment Fund
  strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





                                                     Distributions and taxes  49

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.


  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or

50  Janus Investment Fund
  market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made



                                                         Shareholder's guide  51
  between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN


  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and/or shareholder servicing of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of a Fund. Under the terms of the Class S Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class S Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of each Fund for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers and other financial intermediaries for providing these services to their customers who invest in the Funds.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other



52  Janus Investment Fund
  financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class S Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when



                                                         Shareholder's guide  53
  evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class S Shares of Janus Global Real Estate Fund is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. The minimum investment for Class S Shares of Janus Long/Short Fund is $10,000 per



54  Janus Investment Fund

  Fund account. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - An exchange of Shares from each Fund held for 90 days or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you



                                                         Shareholder's guide  55
    engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to "Redemption Fee."


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and retirement platforms. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order



56  Janus Investment Fund
  to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from a Fund held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum



                                                         Shareholder's guide  57
  distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains). For intermediary-imposed same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction. However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-initiated sale of shares after the exchange. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.


  In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases



58  Janus Investment Fund
  and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.



  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.




                                                         Shareholder's guide  59

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as



60  Janus Investment Fund
  certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other



                                                         Shareholder's guide  61
    investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to September 30.





62  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance for each fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.



  Janus Global Real Estate Fund and Janus Long/Short Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of Janus Adviser Global Real Estate Fund and Janus Adviser Long/Short Fund (the "predecessor funds") into each respective Fund. For Janus Global Real Estate Fund and Janus Long/Short Fund, the financial highlights shown are for the Class S Shares of the respective predecessor fund. The predecessor funds had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to September 30.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class S Shares of the Funds (assuming reinvestment of all dividends and distributions).


                                                        Financial highlights  63


JANUS GLOBAL REAL ESTATE FUND - CLASS S*
                                                                           Janus Adviser Global Real
                                                                             Estate Fund - Class S
-------------------------------------------------------------------------------------------------------
                                                                        Period ended       Period ended
                                                                         January 31           July 31
                                                                           2009(1)            2008(2)
                                                                         (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                        $8.63             $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                                 0.10               0.12
 Net gain/(loss) on securities (both realized and unrealized)               (3.79)             (1.49)

 Total from investment operations                                           (3.69)             (1.37)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                       (0.22)                 --
 Distributions from capital gains                                               --                 --

 Total distributions                                                        (0.22)                 --


 NET ASSET VALUE, END OF PERIOD                                              $4.72              $8.63


 Total return(3)                                                          (42.90)%           (13.70)%

 Net assets, end of period (in thousands)                                     $248               $434
 Average net assets for the period (in thousands)                             $319               $437
 Ratio of gross expenses to average net assets(4)(5)(6)                      1.47%              1.75%
 Ratio of net expenses to average net assets(4)(7)                           1.45%              1.75%
 Ratio of net investment income/(loss) to average net assets(4)              3.17%              2.08%
 Portfolio turnover rate(4)                                                    58%                 8%
-------------------------------------------------------------------------------------------------------





 * Effective July 6, 2009, Class S Shares of Janus Adviser Global Real Estate Fund (the "predecessor fund") were reorganized into Class S Shares of Janus Global Real Estate Fund. The predecessor fund had a fiscal year end of July
    31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Period November 28, 2007 (inception date) through July 31, 2008.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 5.61% in 2009 (unaudited) and 6.81% in 2008 before waiver of certain fees and expense offsets incurred by the Fund.

(7) The expense ratio reflects expenses after any expense offset arrangements.




64  Janus Investment Fund


JANUS LONG/SHORT FUND - CLASS S*
                                                                                  Janus Adviser Long/Short
                                                                                       Fund - Class S
-------------------------------------------------------------------------------------------------------------------
                                                                        Period ended
                                                                         January 31           Years ended July 31
                                                                           2009(1)           2008             2007
                                                                         (unaudited)


 NET ASSET VALUE, BEGINNING OF PERIOD                                       $11.52          $12.69           $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                                 0.15            0.16             0.09
 Net gain/(loss) on securities (both realized and unrealized)               (1.84)          (1.26)             2.65

 Total from investment operations                                           (1.69)          (1.10)             2.74

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                                       (0.04)          (0.02)           (0.05)
 Distributions from capital gains                                               --          (0.06)               --
 Redemption fees                                                                --            0.01               --

 Total distributions and other                                              (0.04)          (0.07)           (0.05)


 NET ASSET VALUE, END OF PERIOD                                              $9.79          $11.52           $12.69


 Total return(2)                                                          (14.69)%         (8.65)%           27.43%

 Net assets, end of period (in thousands)                                  $10,386         $31,691          $40,590
 Average net assets for the period (in thousands)                          $18,295         $59,260           $6,865
 Ratio of gross expenses to average net assets(3)(4)(5)(6)(7)                3.77%           3.66%            3.99%
 Ratio of net expenses to average net assets(3)(8)(9)                        3.76%           3.66%            3.98%
 Ratio of net investment income/(loss) to average net assets(3)            (0.18)%           0.30%            1.67%
 Portfolio turnover rate(3)                                                   193%            156%              94%
-------------------------------------------------------------------------------------------------------------------





 * Effective July 6, 2009, Class S Shares of Janus Adviser Long/Short Fund (the "predecessor fund") were reorganized into Class S Shares of Janus Long/Short Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


(1) Period August 1, 2008 through January 31, 2009.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The ratio was 4.42% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.


(6) Without the recoupment of expenses, the ratio would have been 3.61% in 2008.


(7) The expense ratio includes dividends on short positions and may include stock loan fees. The ratio would be 1.85% in 2009 (unaudited), 2.96% in 2008, and 2.25% in 2007, without the inclusion of dividends on short positions.


(8) The expense ratio reflects expenses after any expense offset arrangements.





                                                        Financial highlights  65

(9) The expense ratio includes dividends on short positions and may include stock loan fees. The ratio would be 1.85% in 2009 (unaudited), 2.96% in 2008, and 2.24% in 2007, without the inclusion of dividends on short positions.





66  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  67

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



68  Janus Investment Fund
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  69

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




70  Janus Investment Fund

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  71

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





72  Janus Investment Fund

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



                                                Glossary of investment terms  73
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




74  Janus Investment Fund

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76

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           You can make inquiries and request other information,
           including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 ALTERNATIVE
                                   Janus Global Real Estate Fund
                                   Janus Long/Short Fund



                              JANUS INVESTMENT FUND
                                 CLASS T SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.


              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class T Shares (the "Shares") are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Global Real Estate Fund......................     2
  Janus Long/Short Fund..............................     9

FEES AND EXPENSES....................................    16

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    19
  Risks..............................................    23
  Frequently asked questions about certain risks.....    24
  General portfolio policies.........................    30

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    35
  Management expenses................................    35
  Investment personnel...............................    40

OTHER INFORMATION....................................    41

DISTRIBUTIONS AND TAXES..............................    45

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    49
  Administrative fees................................    51
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    51
  Purchases..........................................    52
  Exchanges..........................................    53
  Redemptions........................................    54
  Redemption fee.....................................    55
  Excessive trading..................................    57
  Shareholder communications.........................    61

FINANCIAL HIGHLIGHTS.................................    62

GLOSSARY OF INVESTMENT TERMS.........................    63





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS GLOBAL REAL ESTATE FUND

  Janus Global Real Estate Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with concentrated investments in the real estate industry or real estate-related industries. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income.


  Unless otherwise indicated, the Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


  Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts ("REITs") and similar REIT-like entities.

  As a fundamental policy, the Fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The Fund's investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the Fund's investment objective and its policy on industry concentration.

  Real estate-related industries are comprised of companies that, in the opinion of the portfolio manager, at the time of investment, generally (i) derive at least 50% of their revenue from ownership, construction, extraction, financing,

2  Janus Investment Fund
  management, operation, sales or development of real estate, or from businesses which have a clear relationship to these activities; (ii) have at least 50% of their assets in real estate; or (iii) have more than 50% of their net asset value accounted for by real estate. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. Under the Internal Revenue Code of 1986, as amended (the "Code"), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

  The Fund also invests in non-U.S. real estate companies. The Fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the Fund may invest all of its assets in a single country. The Fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  In selecting the investments for the Fund, the portfolio manager seeks to identify companies that have good management, strong balance sheets, above average investment growth in "funds from operations," and that trade at a discount to their assets' underlying value. In the case of REITs, "funds from operations" generally means a REIT's net income excluding gains or losses from debt restructuring and sales of property plus depreciation of real property. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in investments focused in the real estate industry or real estate-related industries, including common stocks. Common stocks tend to be more volatile than many other investment choices.




                                                          Risk/return summary  3

  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. A number of countries around the world have adopted, or are considering adopting, similar REIT-like structures pursuant to which these companies are not subject to corporate income tax in their home countries provided they distribute a significant percentage of their net income each year to stockholders and meet certain other requirements. As of April 30, 2009, approximately 1.6% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  REAL ESTATE RISK. Your investment in Fund shares represents an indirect investment in real estate-related securities owned by the Fund. The value of securities



4  Janus Investment Fund
  of issuers in the real estate industry, including REITs, is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the issuer. REITs that invest in real estate mortgages are also subject to prepayment risk. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  CONCENTRATION RISK. Since the Fund concentrates its assets in the real estate or real estate-related industry, your investment in the Fund will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, REIT prices may drop, and changes in federal or state tax laws may affect the value of the securities held by the Fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. The Fund's returns may be more volatile than those of a less concentrated Fund.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified. The Fund's policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the Fund's share price.


  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings may include fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken




                                                          Risk/return summary  5
  and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Janus Adviser Global Real Estate Fund ("JAD predecessor fund") into the Fund. The performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund's Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the Fund's performance during the period indicated. The table compares the Fund's average annual returns for the periods indicated to a



6  Janus Investment Fund
  broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  7

  JANUS GLOBAL REAL ESTATE FUND - CLASS T



   Annual returns for periods ended 12/31
                                                                                                   -42.39%
                                                                                                    2008

   Best Quarter:  2nd-2008 -5.86%     Worst Quarter:  4th-2008 -27.47%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -19.98%.



                                             Average annual total return for periods ended 12/31/08
                                             ------------------------------------------------------
                                                                                  Since Inception
                                                                                of Predecessor Fund
                                                                      1 year         (11/28/07)
  Class T Shares
    Return Before Taxes                                              -42.39%          -41.75%
    Return After Taxes on Distributions                              -42.92%          -42.24%
    Return After Taxes on Distributions and Sale of Fund Shares(1)   -27.23%          -35.50%
  FTSE EPRA/NAREIT Global Real Estate Index(2)                       -47.72%          -46.18%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   --------------------------------





  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European, and Asian real estate markets.


  After-tax returns are calculated using distributions for the JAD predecessor fund's Class I Shares for the periods prior to July 6, 2009. If Class T Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




8  Janus Investment Fund

JANUS LONG/SHORT FUND

  Janus Long/Short Fund (the "Fund") is designed for long-term investors who seek a risk-adjusted investment option which has a lower correlation to the overall equity market.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  Under normal circumstances, the Fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The Fund's portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the Fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies.

  The allocation between long and short positions is a result of the investment process. The Fund does not intend to be market neutral and anticipates that it normally will hold a higher percentage of its assets in long positions than short positions (i.e., the Fund will be "net long"). To manage its net exposure between long and short positions, the Fund may take long and short positions in instruments that provide exposure to the equity markets, including exchange-traded funds, options, futures, and other index-based instruments.

  The Fund buys long securities that the portfolio managers believe will go up in price and sells short securities the portfolio managers believe will go down in price. The Fund's portfolio managers emphasize long positions in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio managers typically seek attractively valued companies that are improving their free cash flow and returns on invested capital, which also may



                                                          Risk/return summary  9
  include special situations companies that are experiencing management changes and/or are currently out of favor. The Fund's portfolio managers emphasize short positions in structurally disadvantaged companies operating in challenged industries with high valuations. The portfolio managers will target short positions in companies with unsustainable cash generation, poor capital structure, returns below their cost of capital, and share prices that reflect unrealistic expectations of the company's future opportunities. The portfolio managers may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the portfolio managers believe they have in a long position in the portfolio.

  A short position is one where the Fund has sold at the current market price a security that it does not own in anticipation of a decline in the market value of the security. To complete a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements, until the short position is closed.

  Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required under the Investment Company Act of 1940, as amended (the "1940 Act"). The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires the Fund to deposit collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to



10  Janus Investment Fund
  segregate assets limits the Fund's leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

  The Fund may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings that are considered "senior securities" (generally borrowings other than for temporary or emergency purposes). This allows the Fund to borrow from banks up to 1/3 of its total assets (including the amount borrowed). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. The Fund's short sales and related margin requirements may reduce the ability of the Fund to borrow money.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

  LONG/SHORT RISK. The value of the Fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the Fund's portfolio managers are incorrect about their assessment of a company's intrinsic worth. Regardless of how well individual companies perform, the value of the Fund's long portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in



                                                         Risk/return summary  11
  prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. Conversely, the value of the Fund's short positions may decrease if the value of an individual company or multiple companies in the portfolio increases or if the stock market goes up, regardless of how well the businesses of individual companies in the portfolio perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  SHORT SALES RISK. Short sales are speculative transactions and involve special risks, including a greater reliance on the portfolio managers' ability to accurately anticipate the future value of a security. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. The Fund's losses are potentially unlimited in a short sale transaction. The use of short sales may also cause the Fund to have higher expense than those of other funds. In addition, due to the investment process of long and short positions, the Fund may be subject to additional transaction costs that may lower the Fund's returns. The Fund's use of short sales may also have a leveraging effect on the Fund's portfolio.

  LEVERAGE RISK. Leverage occurs when the Fund increases its assets available for investment through borrowings or similar transactions. In accordance with the Fund's investment policy, the Fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the 1940 Act, including for investment purposes, as well as engaging in the use of short sales. The Fund's use of leverage may result in risks and can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.




12  Janus Investment Fund

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio managers more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 9.0% of the Fund's investments were in emerging markets.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  13

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Janus Adviser Long/Short Fund ("JAD predecessor fund") into the Fund. The performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund's Class I Shares prior to the reorganization, calculated using the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





14  Janus Investment Fund

  JANUS LONG/SHORT FUND - CLASS T


   Annual returns for periods ended 12/31
                                                                                         16.56%    -23.68%
                                                                                          2007      2008

   Best Quarter:  2nd-2007 6.47%     Worst Quarter:  3rd-2008 -13.05%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -13.38%.



                                              Average annual total return for periods ended 12/31/08
                                              ------------------------------------------------------
                                                                                   Since Inception
                                                                                 of Predecessor Fund
                                                                       1 year          (8/1/06)
  Class T Shares
    Return Before Taxes                                               -23.68%           -0.08%
    Return After Taxes on Distributions                               -23.93%           -0.39%
    Return After Taxes on Distributions and Sale of Fund Shares(1)    -15.09%           -0.15%
  S&P 500(R) Index(2)                                                 -37.00%          -11.32%
    (reflects no deduction for expenses, fees, or taxes)
  LIBOR(3)                                                              2.78%            4.23%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ---------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The London Interbank Offered Rate ("LIBOR") is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates available.


  After-tax returns are calculated using distributions for the JAD predecessor fund's Class I Shares for the periods prior to July 6, 2009. If Class T Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.





                                                         Risk/return summary  15

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class T Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class T Shares of the Funds expect to incur during their fiscal year. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class T Shares do not impose sales charges when you buy or sell the Funds' Class T Shares. However, if you sell Class T Shares of a Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





16  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                         Class T
 Sales charges........................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount redeemed)........   2.00%(2)(3)
 Exchange fee.........................................................................   None(3)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                         Short Sale   Acquired      Total                    Net
                                                          Dividend/    Fund(6)   Annual Fund             Annual Fund
                              Management      Other      Stock Loan   Fees and    Operating    Expense    Operating
                                Fee(4)     Expenses(5)    Expenses    Expenses   Expenses(7)   Waivers   Expenses(7)
 Janus Global Real Estate
   Fund(8) - Class T             0.82%        4.49%           N/A       0.01%       5.32%       3.74%       1.58%
 Janus Long/Short Fund -
      Class T                    1.25%        0.36%(9)      1.87%(9)    0.02%       3.50%(10)   0.00%       3.50%(10)



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (3) An exchange of Class T Shares from a Fund held for 90 days or less may be subject to the 2.00% redemption fee.

 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital. For Janus Global Real Estate Fund, this fee may adjust up or down monthly based on the Fund's performance relative to its benchmark index over the performance measurement period.


 (5) Since Class T Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class T Shares of the Funds expect to incur during their fiscal year. Included in Other Expenses is an administrative fee of 0.25% of the average daily net assets of Class T Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, or other shareholder services provided on behalf of shareholders of the Funds.


 (6) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class T Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated.


 (7) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, administrative fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------




                                                         Risk/return summary  17

--------------------------------------------------------------------------------

  (8) Janus Global Real Estate Fund pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.75%. Any such adjustment to this base fee rate commenced December 2008 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

  (9) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including short sale dividends and any applicable stock loan fees, Other Expenses are 2.23%.

 (10) For a three-year period which began August 1, 2006 (the predecessor fund's commencement of operations), Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers or recoupments (if applicable) remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                                 1 Year    3 Years    5 Years    10 Years
                                                 ----------------------------------------
 Janus Global Real Estate Fund(1) - Class T       $ 531    $ 1,588    $ 2,639     $ 5,236
 Janus Long/Short Fund - Class T                  $ 353    $ 1,074    $ 1,817     $ 3,774



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
--------------------------------------------------------------------------------




18  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

JANUS GLOBAL REAL ESTATE FUND

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that those stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant exposure in emerging markets.

  The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.

2. WHAT ARE THE TYPES OF REITS THAT THE FUND MAY INVEST IN?

  REITs are often categorized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT, the most common type of REIT, invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income but may also realize capital gains or losses by selling real

                                   Principal investment strategies and risks  19
  estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development, or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

3. HOW ARE ASSETS ALLOCATED BETWEEN THE CAPITAL APPRECIATION AND INCOME COMPONENTS OF THE FUND'S PORTFOLIO?

  Investments are selected primarily for capital appreciation, with current income being a secondary component. The Fund may shift assets to varying degrees between capital appreciation and income-oriented components of its portfolio holdings based on the portfolio manager's analysis of relevant market, financial, and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Fund will place a greater emphasis on the capital appreciation component. The Fund's income component may consist of dividend paying stocks which exhibit growth characteristics.

4. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

5. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?


  Generally, a fixed-income security, and to a lesser degree common stock of REITs, will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. The income component of Janus Global Real Estate Fund's holdings may include fixed-income securities and REITs.


6. HOW DOES THE FUND MANAGE INTEREST RATE RISK?

  The portfolio manager may vary the average-weighted effective maturity of the portfolio to reflect his analysis of interest rate trends and other factors. The Fund's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio



20  Janus Investment Fund
  manager expects interest rates to fall. The Fund may also use futures, options, and other derivatives to manage interest rate risk.

JANUS LONG/SHORT FUND

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW DOES THE FUND SELECT LONG POSITIONS?

  The portfolio managers generally select long positions for the Fund using a "bottom up" approach. With respect to long positions, the Fund invests in equity securities, primarily common stocks, the portfolio managers believe will appreciate in value. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

  The Fund emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio managers will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor. The Fund may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Fund may also sell a holding to meet redemptions.



2. HOW DOES THE FUND SELECT SHORT POSITIONS?

  The portfolio managers generally select short positions by utilizing fundamental research. The portfolio managers focus on structurally disadvantaged companies operating in challenged industries with high valuations. The portfolio managers sell short securities of companies that have unsustainable cash generation, poor capital structure, returns below their cost of capital, or share prices that reflect unrealistic expectations of the company's future opportunities. The portfolio managers may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the portfolio managers believe they have in a long position in the portfolio.

3. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally



                                   Principal investment strategies and risks  21
  selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure in emerging markets.

4. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

  Conversely, shares of a company may be overvalued when, in the opinion of the portfolio managers they are selling for a price that is above their intrinsic worth. A company may be overvalued due to market or economic conditions, unrealistic expectations of the company's future opportunities, unsustainable cash generation, or other factors.

5. WHAT DOES "NET LONG" MEAN?

  The Fund is "net long" when the Fund's assets committed to long positions exceed those committed to short positions.

6. WHAT IS "LEVERAGE"?

  Leverage is when a fund increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, Janus Long/Short Fund's short sales effectively leverage the Fund's assets. The use of leverage may make any change in a fund's NAV even greater and thus result in increased volatility of returns. The fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower a fund's overall returns.




22  Janus Investment Fund

RISKS

  Because Janus Global Real Estate Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  Because Janus Long/Short Fund takes both long and short positions, the main risk is the risk that the value of the securities held long might decrease and the value of securities sold short might increase in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  In addition, a Fund's performance may be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. Janus Global Real Estate Fund's performance may also be affected by industry risk to a greater extent than other funds.

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a



                                   Principal investment strategies and risks  23
  resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION AFFECT THE FUNDS' RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a Fund.

2. WHAT OTHER RISKS ARE ASSOCIATED WITH INVESTING IN JANUS GLOBAL REAL ESTATE FUND?

  Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. While the Fund will not invest in real property directly, the Fund may be subject to risks similar to those associated with the direct ownership of real property (in addition to securities market risks). These risks include declines in the value of real property, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, adverse changes in the operations of any property or the financial condition of any tenant, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in appeal of properties to tenants and changes in interest rates.

  The Fund will also be affected by risks associated with investments in REITS. The ability to trade REITs in the secondary market can be more limited than other stocks. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and



24  Janus Investment Fund
  interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Further, equity REITs and mortgage REITs are dependant upon management skills and generally may not be diversified. Equity REITs and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, equity REITs and mortgage REITs could fail to qualify for tax-free pass-through of income under the Code. Such a failure would result in the U.S. federal income taxation of a disqualified REIT's distributed income at the REIT level. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs in which the Fund may invest may have their assets in specific real property sectors, such as hotel REITs, nursing home REITs or warehouse REITs, and are therefore subject to the risks associated with adverse developments in these sectors.

3. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk. Investments in the real estate industry, for example, are closely linked to the performance of the real estate markets. Because Janus Global Real Estate Fund concentrates its assets in the real estate industry, the Fund may be subject to risks similar to those associated with the direct ownership of real property (in addition to securities market risks).

4. WHAT ARE THE RISKS ASSOCIATED WITH LONG POSITIONS IN EQUITY SECURITIES?

  The Funds will take long positions in equity investments consistent with each Fund's investment objective and strategies. A long position in equities is subject to the risk that a particular stock, an underlying fund, an industry, or stocks in general may fall in value. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions, and market liquidity.




                                   Principal investment strategies and risks  25

5. WHAT ARE THE RISKS ASSOCIATED WITH BORROWING WITH RESPECT TO JANUS LONG/SHORT FUND?

  Because Janus Long/Short Fund may borrow money from banks for investment purposes, commonly referred to as "leveraging," the Fund's exposure to fluctuations in the prices of these securities is increased in relation to the Fund's capital. The Fund's borrowing activities will exaggerate any increase or decrease in the NAV of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

6. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING WITH RESPECT TO JANUS LONG/SHORT FUND?

  If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of Janus Long/Short Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.

7. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies



26  Janus Investment Fund
    based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

8. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

  Within the parameters of its specific investment policies, each Fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). Janus Global Real Estate Fund will normally limit its investments in emerging market countries to 15% of its net assets. Janus Long/Short Fund has at times invested a significant portion of its assets in emerging markets and may continue to do so.

  To the extent that a Fund invests a significant amount of its assets in one or more countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and



                                   Principal investment strategies and risks  27
  subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

9. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

10. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of



28  Janus Investment Fund
  judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of the SAI for a description of bond rating categories.

11. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?


  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund's returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.


12. HOW IS CREDIT QUALITY MEASURED?


  Many fixed income securities receive credit ratings from services such as Standard & Poor's, Fitch, and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions which can result in fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, a Fund must rely upon Janus Capital's credit assessment, which can also impact the Fund's return and yield. Please refer to the "Explanation of Rating Categories" section of the SAI for a description of bond rating categories.


13. HOW DO THE FUNDS TRY TO REDUCE RISK?


  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.





                                   Principal investment strategies and risks  29

GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities



30  Janus Investment Fund
  prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities




                                   Principal investment strategies and risks  31

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (35% or less of each Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (no more than 5% of Janus Long/Short Fund's total assets)



  For purposes of Janus Long/Short Fund's investment policies and restrictions, total assets include any borrowings for investment purposes.

  SHORT SALES

  The Funds may engage in short sales. Janus Global Real Estate Fund may not invest more than 10% of its net assets in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. Janus Global Real Estate Fund may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. Janus Long/Short Fund is not subject to any such limit. A short sale is generally a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more




32  Janus Investment Fund
  likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Fund's losses are potentially unlimited in a short sale transaction. A Fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in a Fund having higher expenses than a Fund that does not engage in short sales and may negatively affect the Fund's performance.



  A Fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund



                                   Principal investment strategies and risks  33
  lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





34  Janus Investment Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES




  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative fees, any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.



  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers).



                                                     Management of the Funds  35

  FIXED-RATE INVESTMENT ADVISORY FEE

  Janus Long/Short Fund pays an investment advisory fee at a fixed rate based on the Fund's average daily net assets.


                                                                         Actual Investment
                                                       Contractual          Advisory Fee
                                  Average Daily        Investment         Rate(1) (%) (for
                                   Net Assets       Advisory Fee (%)   the fiscal year ended
  Fund Name                        of the Fund        (annual rate)        July 31, 2008)
--------------------------------------------------------------------------------------------
  Janus Long/Short Fund         All Asset Levels          1.25                 1.26(2)
--------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) For a three-year period which began August 1, 2006 (the predecessor fund's commencement of operations), Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.


  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  Janus Global Real Estate Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective December 2008. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if the Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.






36  Janus Investment Fund

                                                                  Performance     Actual Investment
                                                                   Adjusted          Advisory Fee
                                                Performance       Investment       Rate(1) (%) (for
                                  Base Fee       Hurdle vs.      Advisory Fee   the fiscal year ended
  Fund Name                       Rate (%)    Benchmark Index      Rate (%)         July 31, 2008)
-----------------------------------------------------------------------------------------------------
  Janus Global Real Estate Fund     0.75          +/-4.00%           N/A(2)              0.00(3)
-----------------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) Any applicable Performance Adjustment began December 1, 2008 for the Fund.


  (3) For the fiscal period November 28, 2007 to July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers) because the Fund's fee waiver exceeded the investment advisory fee.



  For Janus Global Real Estate Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the FTSE EPRA/NAREIT Global Real Estate Index.


  Only the base fee rate applied until December 2008, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began December 2008 for Janus Global Real Estate Fund.



  No Performance Adjustment is applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in




                                                     Management of the Funds  37
  value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.



  The application of an expense limit, if any, will have a positive effect upon the Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.


  The Fund's SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.





38  Janus Investment Fund

  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, administrative fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Global Real Estate Fund(1)                        1.25
  Janus Long/Short Fund                                   1.75
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.





                                                     Management of the Funds  39

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS GLOBAL REAL ESTATE FUND
--------------------------------------------------------------------------------
    PATRICK BROPHY is Executive Vice President and Portfolio Manager of Janus Global Real Estate Fund, which he has managed since inception. Mr. Brophy is also Portfolio Manager of other Janus accounts. He joined Janus Capital in March 2005. Prior to joining Janus Capital, Mr. Brophy was a principal at THK Associates, Inc. (1990-2005), a Denver-based market economics and land-planning firm. He holds a Bachelor of Arts degree in History from Dartmouth, with intensive study in English and Economics.

JANUS LONG/SHORT FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers David C. Decker and Daniel Riff are responsible for the day-to-day management of the Fund. Each manager is primarily responsible for a specific portion of the portfolio. Mr. Decker, as lead Portfolio Manager, has discretion over a larger percentage of Fund assets and has the authority to exercise final decision-making on the overall portfolio.

    DAVID C. DECKER, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Long/Short Fund, which he has co-managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.

    DANIEL RIFF is Co-Portfolio Manager of Janus Long/Short Fund, which he has co-managed since inception. Mr. Riff is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2003 as an analyst. Prior to joining Janus Capital, Mr. Riff was a student at the University of Pennsylvania (2002-2004). Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




40  Janus Investment Fund

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  Only Class T Shares are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.



                                                           Other information  41

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



42  Janus Investment Fund
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




                                                           Other information  43

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




44  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. However, because the principal investment goal of Janus Long/Short Fund is to invest in both long and short positions in equity securities, it is anticipated that a smaller portion of the income dividends paid to shareholders by Janus Long/Short Fund will be qualified dividend income eligible for taxation by individuals at long-term capital gain rates than if the Fund invested in only long positions in equity securities. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On

                                                     Distributions and taxes  45

  December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made



46  Janus Investment Fund
  available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service. Please note that you may receive account tax information from Janus Global Real Estate Fund at the end of February of each year, which is one month later than when most such forms are sent. REITs typically recharacterize a portion of the dividends paid during the year from ordinary income to capital gain and/or return of capital (which could relate to depreciation on real estate). The information regarding this recharacterization is generally not made available by the REIT until late January. Therefore, the actual composition of the Fund's distributions during a year may change substantially subsequent to year-end. To the extent these changes occur, they may have the effect of reducing the net investment income component of the Fund's distributions and increasing the capital gains and/or return of capital components.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment



                                                     Distributions and taxes  47
  strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





48  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days

                                                         Shareholder's guide  49
  or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds



50  Janus Investment Fund
  are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

ADMINISTRATIVE FEES


  The Funds pay an annual administrative fee of 0.25% of net assets of Class T Shares for administrative services, including recordkeeping, subaccounting, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. These administrative fees are paid by the Shares of the Funds to Janus Services LLC, which uses such fees to reimburse intermediaries. Janus Services or its affiliates may also pay administrative fees to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Funds.


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class T Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and



                                                         Shareholder's guide  51
  maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may be made only through financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering



52  Janus Investment Fund

  Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class T Shares of Janus Global Real Estate Fund is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. The minimum investment for Class T Shares of Janus Long/Short Fund is $10,000 per Fund account. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).




                                                         Shareholder's guide  53

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - An exchange of Shares from each Fund held for 90 days or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to "Redemption Fee."


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an



54  Janus Investment Fund
  emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from a Fund held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period



                                                         Shareholder's guide  55
  will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.


  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains). For intermediary-imposed same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction. However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-initiated sale of shares after the exchange. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.


  In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.




56  Janus Investment Fund

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.



  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and




                                                         Shareholder's guide  57

  (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.




58  Janus Investment Fund

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.




                                                         Shareholder's guide  59

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus



60  Janus Investment Fund

  Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to September 30.





                                                         Shareholder's guide  61

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Funds since Class T Shares of the Funds are new.


62  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  63

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



64  Janus Investment Fund
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  65

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




66  Janus Investment Fund

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  67

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





68  Janus Investment Fund

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



                                                Glossary of investment terms  69
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




70  Janus Investment Fund

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)


                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 BOND
                                   Janus Flexible Bond Fund
                                   Janus High-Yield Fund
                                   Janus Short-Term Bond Fund

                              JANUS INVESTMENT FUND
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes three portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.

              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class A Shares and Class C Shares (the "Shares") are offered by this Prospectus. The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Flexible Bond Fund...........................     2
  Janus High-Yield Fund..............................     8
  Janus Short-Term Bond Fund.........................    13

FEES AND EXPENSES....................................    20

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    23
  Risks..............................................    25
  Frequently asked questions about certain risks.....    26
  General portfolio policies.........................    29

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    36
  Management expenses................................    36
  Investment personnel...............................    38

OTHER INFORMATION....................................    40

DISTRIBUTIONS AND TAXES..............................    44

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    47
  Choosing a share class.............................    49
  Distribution, servicing, and administrative fees...    50
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    51
  Purchases..........................................    53
  Exchanges..........................................    58
  Redemptions........................................    59
  Excessive trading..................................    61
  Shareholder communications.........................    65

FINANCIAL HIGHLIGHTS.................................    66

GLOSSARY OF INVESTMENT TERMS.........................    67

EXPLANATION OF RATING CATEGORIES.....................    75





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS FLEXIBLE BOND FUND

  Janus Flexible Bond Fund (the "Fund") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other Funds.


  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities, which may include investments in emerging markets.


2  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of these securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's net asset value ("NAV") to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  It is also important to note that recent events in the fixed-income and credit markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability




                                                          Risk/return summary  3
  to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund's returns because the Fund will have to reinvest that money at lower prevailing interest rates.



  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can



4  Janus Investment Fund
  therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  JANUS FLEXIBLE BOND FUND - CLASS C


   Annual returns for periods ended 12/31
         -0.24%     4.30%     6.20%     9.51%     5.56%     3.16%     0.96%     3.47%     6.18%     5.56%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  3rd-2002 5.31%     Worst Quarter:  2nd-2004 -3.17%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was 0.63%.



                                                      Average annual total return for periods ended 12/31/08
                                                      ------------------------------------------------------
                                                                                             Since Inception
                                                           1 year(1)    5 years   10 years       (7/7/87)
  Class C Shares
    Return Before Taxes                                       4.55%      3.85%      4.43%        6.73%
    Return After Taxes on Distributions                       2.96%      2.23%      2.50%        4.16%
    Return After Taxes on Distributions and Sale of Fund
       Shares(2)                                              2.92%      2.33%      2.58%        4.19%
  Class A Shares(3)                                          -0.43%      3.20%      4.45%        7.06%
  Barclays Capital U.S. Aggregate Bond Index(4)               5.24%      4.65%      5.63%        7.41%(5)
    (reflects no deduction for expenses, fees, or taxes)

                                                         ---------------------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.

  (4) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.


  (5) The average annual total return was calculated based on historical information from June 30, 1987 to December 31, 2008 for Barclays Capital U.S. Aggregate Bond Index.



  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




6  Janus Investment Fund

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                          Risk/return summary  7

JANUS HIGH-YIELD FUND

  Janus High-Yield Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVES

--------------------------------------------------------------------------------
  JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective.


  The Fund's Board of Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objectives.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The Fund may at times invest all of its assets in such securities. Due to the nature of securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.


  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated



8  Janus Investment Fund
  with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of these securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's net asset value ("NAV") to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  It is also important to note that recent events in the fixed-income and credit markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue.




                                                          Risk/return summary  9

  Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund may invest without limit in higher-yielding/higher-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.




10  Janus Investment Fund

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  11

  JANUS HIGH-YIELD FUND - CLASS C


   Annual returns for periods ended 12/31
          4.85%     1.81%     3.73%     1.84%    15.31%     8.58%     1.89%    10.25%     0.65%    -19.57%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-2001 5.46%     Worst Quarter:  4th-2008 -12.96%




  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was 3.49%.


                                                     Average annual total return for periods ended 12/31/08
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                           1 year(1)   5 years   10 years      (12/29/95)
  Class C Shares
    Return Before Taxes                                     -20.30%     -0.25%     2.53%         4.69%
    Return After Taxes on Distributions                     -22.90%     -2.84%    -0.24%         1.60%
    Return After Taxes on Distributions and Sale of Fund
       Shares(2)                                            -12.98%     -1.51%     0.59%         2.21%
  Class A Shares(3)                                         -23.99%     -0.81%     2.60%         4.92%
  Barclays Capital U.S. Corporate High-Yield Bond
    Index(4)                                                -26.16%     -0.80%     2.17%         3.61%
    (reflects no deduction for expenses, fees, or taxes)

                                                         --------------------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.

  (4) The Barclays Capital U.S. Corporate High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.



  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




12  Janus Investment Fund

JANUS SHORT-TERM BOND FUND

  Janus Short-Term Bond Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The Fund may invest up to 35% of its net assets in high-yield/high risk bonds. The Fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances. Due to the nature of securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.

  "Effective" maturity differs from actual maturity, which may be longer. In calculating the "effective" maturity the portfolio managers will estimate the effect of expected principal payments and call provisions on securities held in the portfolio. This gives the portfolio managers some additional flexibility in the securities they purchase, but all else being equal, could result in more volatility than if the Fund calculated an actual maturity target.


  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.





                                                         Risk/return summary  13

  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of these securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's net asset value ("NAV") to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  It is also important to note that recent events in the fixed-income and credit markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually




14  Janus Investment Fund
  high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund's returns because the Fund will have to reinvest that money at lower prevailing interest rates.



  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified



                                                         Risk/return summary  15
  portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




16  Janus Investment Fund

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  17

  JANUS SHORT-TERM BOND FUND - CLASS C


   Annual returns for periods ended 12/31
          2.91%     7.74%     6.85%     3.57%     3.91%     1.96%     1.52%     4.21%     5.21%     4.63%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  1st-2001 2.78%     Worst Quarter:  2nd-2008 -0.90%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was 1.12%.



                                                         Average annual total return for periods ended 12/31/08
                                                         ------------------------------------------------------
                                                                                                Since Inception
                                                            1 year(1)    5 years    10 years        (9/1/92)
  Class C Shares
    Return Before Taxes                                        3.61%      3.49%       4.23%         4.69%
    Return After Taxes on Distributions                        2.46%      2.23%       2.70%         2.84%
    Return After Taxes on Distributions and Sale of Fund
       Shares(2)                                               2.33%      2.24%       2.68%         2.85%
  Class A Shares(3)                                           -1.39%      2.28%       3.62%         4.31%
  Barclays Capital 1-3 Year U.S. Government/Credit
    Index(4)                                                   4.97%      3.81%       4.79%         5.18%(5)
    (reflects no deduction for expenses, fees, or taxes)
                                                         ------------------------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.

  (4) The Barclays Capital 1-3 Year U.S. Government/Credit Index is composed of all bonds of investment grade with a maturity between one and three years.


  (5) The average annual total return was calculated based on historical information from August 31, 1992 to December 31, 2008 for the Barclays Capital 1-3 Year U.S. Government/Credit Index.



  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




18  Janus Investment Fund

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.





                                                         Risk/return summary  19

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A Shares or Class C Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class A Shares and Class C Shares of the Funds expect to incur during their fiscal year. The expense information shown includes administrative fee expenses. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





20  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                          Class A    Class C
 Maximum Sales Charge (load) Imposed on Purchases (as a % of offering
   price)..............................................................   4.75%(2)   N/A
 Maximum Deferred Sales Charge (load) (as a % of the lower of original
   purchase price or redemption proceeds)..............................   None(3)    1.00%(4)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                            Distribution/                 Acquired   Total Annual              Net Annual
                                               Service                     Fund(8)       Fund                     Fund
                               Management      (12b-1)         Other      Fees and     Operating    Expense    Operating
                                 Fee(5)        Fees(6)      Expenses(7)   Expenses    Expenses(9)   Waivers   Expenses(9)
 Janus Flexible Bond Fund -
   Class A                        0.43%         0.25%          0.13%        0.00%        0.81%       0.01%       0.80%
   Class C                        0.43%         1.00%          0.10%        0.00%        1.53%       0.00%       1.53%
 Janus High-Yield Fund -
   Class A                        0.62%         0.25%          0.23%        0.01%        1.11%       0.07%       1.04%
   Class C                        0.62%         1.00%          0.08%        0.01%        1.71%       0.00%       1.71%
 Janus Short-Term Bond
   Fund -
   Class A                        0.63%         0.25%          0.22%        0.00%        1.10%       0.30%       0.80%
   Class C                        0.63%         1.00%          0.22%        0.00%        1.85%       0.30%       1.55%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

 (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.
 (5) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital.
 (6) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (7) Since Class A Shares and Class C Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class A Shares and Class C Shares of the Funds expect to incur during their fiscal year. Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.


 (8) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class A Shares and Class C Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.

--------------------------------------------------------------------------------




                                                         Risk/return summary  21

--------------------------------------------------------------------------------

 (9) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. All of the examples assume that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



 IF CLASS A SHARES ARE REDEEMED:                      1 Year(1)(2)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
                                                      -------------------------------------------------------------
   Janus Flexible Bond Fund - Class A                     $ 554          $ 721          $   903          $ 1,429
   Janus High-Yield Fund - Class A                        $ 583          $ 811          $ 1,058          $ 1,762
   Janus Short-Term Bond Fund -
      Class A                                             $ 582          $ 808          $ 1,052          $ 1,752



--------------------------------------------------------------------------------


 IF CLASS C SHARES ARE REDEEMED:                       1 Year(4)     3 Years(3)     5 Years(3)     10 Years(3)
                                                      ---------------------------------------------------------
   Janus Flexible Bond Fund - Class C                    $ 256          $ 483         $   834        $ 1,824
   Janus High-Yield Fund - Class C                       $ 274          $ 539         $   928        $ 2,019
   Janus Short-Term Bond Fund -
      Class C                                            $ 288          $ 582         $ 1,001        $ 2,169



--------------------------------------------------------------------------------


 IF CLASS A SHARES ARE NOT REDEEMED:                  1 Year(1)(3)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
                                                      -------------------------------------------------------------

   Janus Flexible Bond Fund - Class A                     $ 554          $ 721          $   903          $ 1,429
   Janus High-Yield Fund - Class A                        $ 583          $ 811          $ 1,058          $ 1,762
   Janus Short-Term Bond Fund -
      Class A                                             $ 582          $ 808          $ 1,052          $ 1,752



--------------------------------------------------------------------------------


 IF CLASS C SHARES ARE NOT REDEEMED:                   1 Year(3)     3 Years(3)     5 Years(3)     10 Years(3)
                                                      ---------------------------------------------------------
   Janus Flexible Bond Fund - Class C                    $ 156          $ 483         $   834        $ 1,824
   Janus High-Yield Fund - Class C                       $ 174          $ 539         $   928        $ 2,019
   Janus Short-Term Bond Fund -
      Class C                                            $ 188          $ 582         $ 1,001        $ 2,169



--------------------------------------------------------------------------------
 (1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.

 (2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

 (3) Contingent deferred sales charge is not applicable.
 (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 Ongoing expenses associated with Class C Shares, over time, may exceed those of Class A Shares.
--------------------------------------------------------------------------------




22  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

2. WHAT ARE U.S. GOVERNMENT SECURITIES?

  The Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

3. WHAT ARE BANK LOANS?

  Bank loans, which include institutionally-traded floating rate securities, are generally acquired as an assignment from another holder of, or participation interest in, loans originated by a lender or financial institution. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged.


                                   Principal investment strategies and risks  23

  Assignments and participations involve various risks including credit, interest rate, and liquidity risk. Interest rates on floating rate loans adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"), which is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund's net asset value as a result of changes in interest rates.

  When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. There is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. There is also the possibility that the collateral may be over committed and may be subject to many claims by other lenders against the same collateral.

  If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant.

  Bank loans are also subject to prepayment risk, which may occur if the underlying borrower on the loan is permitted to repay the loan principal, whether in whole or in part, prior to the scheduled maturity date. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.

  Because floating rate loan investments are generally below investment grade, a Fund may have difficulty trading these investments to third parties. In addition, the secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities. This may make it difficult for a Fund to sell such securities in such secondary markets, which in turn may affect the Fund's NAV.

4. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?


  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term




24  Janus Investment Fund
  securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.

5. HOW DO THE FUNDS MANAGE INTEREST RATE RISK?

  The portfolio managers may vary the average-weighted effective maturity of the portfolios to reflect their analysis of interest rate trends and other factors. The Funds' average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. The Funds may also use futures, options, and other derivatives to manage interest rate risk.

6. WHAT IS MEANT BY "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

  The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

7. WHAT IS MEANT BY "DURATION"?

  A bond's duration indicates the time it will take investors to recoup their investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

RISKS

  Because the Funds invest substantially all of their assets in fixed-income securities or income-generating securities, they are subject to risks such as credit risk and interest rate increases. The Funds' performance may also be affected by risks of certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.




                                   Principal investment strategies and risks  25

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DO THE FUNDS DIFFER FROM EACH OTHER IN TERMS OF PRIMARY INVESTMENT TYPE, CREDIT RISK, AND INTEREST RATE RISK?

  The chart below shows that the Funds differ in terms of the type, credit quality risk, and interest rate risk of the securities in which they invest. You should consider these factors before you determine whether a Fund is a suitable investment.

                                               Primary           Credit       Interest Rate
                                           Investment Type    Quality Risk         Risk
-------------------------------------------------------------------------------------------
  Janus Flexible Bond Fund                 Corporate Bonds    High            High
  Janus High-Yield Fund                    Corporate Bonds    Highest         Moderate
  Janus Short-Term Bond Fund               Corporate Bonds    Moderate        Low




2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds



26  Janus Investment Fund
  generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Because Janus High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

  Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

3. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?


  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund's returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.


4. HOW IS CREDIT QUALITY MEASURED?


  Many fixed income securities receive credit ratings from services such as Standard & Poor's, Fitch, and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions which can result in fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, a Fund must rely upon Janus Capital's credit assessment, which can also impact the




                                   Principal investment strategies and risks  27

  Fund's return and yield. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.


5. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.




28  Janus Investment Fund

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

6. HOW DO THE FUNDS TRY TO REDUCE RISK?


  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


7. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully



                                   Principal investment strategies and risks  29
  invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Due to the nature of the securities in which they invest, the Funds may have relatively high portfolio turnover compared to other funds.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's



30  Janus Investment Fund
  inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - equity securities

  - other debt securities

  - exchange-traded funds

  - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls (without limit for Janus Flexible Bond Fund and Janus High-Yield Fund and up to 35% of Janus Short-Term Bond Fund's net assets)

  - zero coupon, pay-in-kind, and step coupon securities (without limit for Janus Flexible Bond Fund and Janus High-Yield Fund and up to 10% of Janus Short-Term Bond Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to



                                   Principal investment strategies and risks  31
    avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (no more than 20% of a Fund's total assets)

  MORTGAGE- AND ASSET-BACKED SECURITIES

  Each Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. Each Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact a Fund's yield and your return.


  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

  In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Fund's sensitivity to interest rate changes and causing its price to decline.


  SHORT SALES

  Certain funds may engage in short sales. No more than 10% of a fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The funds may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which a fund sells a security it does not own or




32  Janus Investment Fund
  have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a fund's losses are potentially unlimited in a short sale transaction. A fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the fund may be required to pay in connection with a short sale. Such payments may result in a fund having higher expenses than a fund that does not engage in short sales and may negatively affect the fund's performance.



  A fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the fund to similar risks. To the extent that the fund enters into short derivative positions, the fund may be exposed to risks similar to those associated with short sales, including the risk that the fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a fund's ability to fully implement a short selling strategy that could otherwise help the fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail



                                   Principal investment strategies and risks  33
  the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include



34  Janus Investment Fund
  companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."




                                   Principal investment strategies and risks  35

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES

  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.


  The following table reflects each Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers).



36  Janus Investment Fund

  The rate shown is a fixed rate based on each Fund's average daily net assets.


                                                                       Actual Investment
                                                      Contractual         Advisory Fee
                                  Average Daily       Investment        Rate(1) (%) (for
                                   Net Assets      Advisory Fee (%)  the fiscal year ended
  Fund Name                        of the Fund       (annual rate)     October 31, 2008)
------------------------------------------------------------------------------------------
  Janus Flexible Bond Fund*    First $300 Million        0.58                 0.52
                               Over $300 Million         0.48
  Janus High-Yield Fund        First $300 Million        0.65                 0.60(2)
                               Over $300 Million         0.55
  Janus Short-Term Bond Fund   First $300 Million        0.64                 0.31
                               Over $300 Million         0.54
------------------------------------------------------------------------------------------




   * Effective July 6, 2009, the Fund's investment advisory rate is based on a breakpoint schedule of 0.50% on the first $300 million of the average daily closing net asset value, and 0.40% on assets in excess of $300 million.


  (1) Reflects any expense waivers in effect during the period.


  (2) The actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.



  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Flexible Bond Fund                                0.55
  Janus High-Yield Fund                                   0.78
  Janus Short-Term Bond Fund                              0.55
--------------------------------------------------------------------------






                                                     Management of the Funds  37

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS FLEXIBLE BOND FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Flexible Bond Fund, which he has co-managed since May 2007. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus Flexible Bond Fund, which he has co-managed since May 2007. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

JANUS HIGH-YIELD FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus High-Yield Fund, which he has managed or co-managed since 2003. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus High-Yield Fund, which he has co-managed since July 2008. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.




38  Janus Investment Fund

JANUS SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Jason Groom and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    JASON GROOM is Executive Vice President and Co-Portfolio Manager of Janus Short-Term Bond Fund, which he has co-managed since May 2007. He is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. Mr. Groom joined Janus Capital as a fixed-income analyst in December 2004. Previously, he worked as a credit analyst for ING Investments in Scottsdale, Arizona from July 1998 to December 2004. Mr. Groom holds a Bachelor's degree in Economics from the University of Arizona and an M.B.A. from Thunderbird, The Garvin School of International Management.

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus Short-Term Bond Fund, which he has co-managed since May 2007. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




                                                     Management of the Funds  39

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class A Shares and Class C Shares are offered by this Prospectus. The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.



40  Janus Investment Fund

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



                                                           Other information  41
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




42  Janus Investment Fund

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  43

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Income dividends for the Funds are normally declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month. Income dividends begin accruing the day after a purchase is processed by the Funds or their agents. If shares are redeemed, you will receive all dividends accrued through the day the redemption is processed by the Funds or their agents. Distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if

44  Janus Investment Fund
  you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares



                                                     Distributions and taxes  45
  outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





46  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms, including but not limited to, fee-based broker-dealers or financial advisors, primarily on their wrap account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the wrap account. Class A Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares offer the ability for payment of up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, the Shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  The price you pay for purchases of Class A Shares or Class C Shares is the public offering price, which is the NAV next determined after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases

                                                         Shareholder's guide  47
  and redemptions of Shares. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.





48  Janus Investment Fund

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

  Only Class A Shares and Class C Shares are offered by this Prospectus. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. The other share classes are offered in separate prospectuses. For more information about these other classes of shares and whether or not you are eligible to purchase these Shares, please call 1-800-525-0020.

  Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

  - how much you plan to invest;

  - how long you expect to own the shares;

  - the expenses paid by each class; and

  - whether you qualify for any reduction or waiver of any sales charges.




                                                         Shareholder's guide  49

  You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to Class A Shares and Class C Shares:

  Class A Shares
  Initial sales charge on purchases                       Up to 4.75%(1)
  - Reduction of initial sales charge for purchases of
    $50,000 or more
  - Initial sales charge waived for purchases of
    $1 million or more

  Deferred sales charge (CDSC)                            None except on certain redemptions of
                                                          Shares purchased without an initial
                                                          sales charge(1)
  Minimum initial investment                              $2,500
  Maximum purchase                                        None
  Minimum aggregate account balance                       None
  12b-1 fee                                               Up to 0.25% annual distribution fee;
                                                          lower annual operating expenses than
                                                          Class C Shares because of lower 12b-1
                                                          fee



  (1) May be waived under certain circumstances.

  Class C Shares
  Initial sales charge on purchases                       None
  Deferred sales charge (CDSC)                            1.00% on Shares redeemed within
                                                          12 months of purchase(1)
  Minimum initial investment                              $2,500
  Maximum purchase                                        $500,000
  Minimum aggregate account balance                       None
  12b-1 fee                                               1.00% annual fee (up to 0.75%
                                                          distribution fee and up to 0.25%
                                                          shareholder servicing fee); higher annual
                                                          operating expenses than Class A Shares
                                                          because of higher 12b-1 fee



  (1) May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS


  Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and/or shareholder servicing of Class A Shares and Class C Shares based on average daily net assets of each, up to the following annual rates:


  Class                                           12b-1 Fee for the Funds
  -----------------------------------------------------------------------
  Class A Shares                                           0.25%
  Class C Shares                                           1.00%(1)



  (1) Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.





50  Janus Investment Fund

  Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE FEES

  Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management,



                                                         Shareholder's guide  51
  or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  In addition, Janus Capital, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings,



52  Janus Investment Fund
  and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."




                                                         Shareholder's guide  53

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class A Shares and Class C Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

  Each Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day



54  Janus Investment Fund
  or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  INITIAL SALES CHARGE

  CLASS A SHARES
  An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                                   Class A Shares Sales Charge
                                                       as a Percentage of
                                                  ----------------------------
                                                  Offering          Net Amount
  Amount of Purchase at Offering Price            Price(1)           Invested
  Under $50,000                                     4.75%              4.99%
  $50,000 but under $100,000                        4.50%              4.71%
  $100,000 but under $250,000                       3.50%              3.63%
  $250,000 but under $500,000                       2.50%              2.56%
  $500,000 but under $1,000,000                     2.00%              2.04%
  $1,000,000 and above                              None(2)            None


  (1) Offering price includes the initial sales charge.
  (2) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

  - 1.00% on amounts from $1,000,000 to $4,000,000;
  - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
  - plus 0.25% on amounts over $10,000,000.

  The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

  QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE
  You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus funds) with your current purchase of Class A Shares of the Funds and certain other Janus funds



                                                         Shareholder's guide  55

  (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

  Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares;
  (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.

  RIGHT OF ACCUMULATION. You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

  LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of



56  Janus Investment Fund
  applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

  AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

  - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

  - solely controlled business accounts; and

  - single participant retirement plans.

  To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.


  You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds' shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.


  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.




                                                         Shareholder's guide  57

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to the "Redemption Fee" section of the prospectus for the class of shares to be received.


  WAIVER OF SALES CHARGES
  Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Funds' Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to "Redemptions." While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.




58  Janus Investment Fund

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and retirement platforms. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming



                                                         Shareholder's guide  59
  shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  CLASS A SHARES AND CLASS C SHARES CDSC
  A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

  CDSC WAIVERS

  There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

  - Upon the death or disability of an account owner;

  - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

  - Retirement plan shareholders taking required minimum distributions;

  - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

  - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

  - If a Fund chooses to liquidate or involuntarily redeem shares in your account.




60  Janus Investment Fund

  To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

  REINSTATEMENT PRIVILEGE

  After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain Funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.





                                                         Shareholder's guide  61

  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without



62  Janus Investment Fund
  prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical



                                                         Shareholder's guide  63
  without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short



64  Janus Investment Fund
  positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to June 30.





                                                         Shareholder's guide  65

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Funds since Class A Shares and Class C Shares of the Funds are new.


66  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.


                                                Glossary of investment terms  67

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during



68  Janus Investment Fund
  periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.




                                                Glossary of investment terms  69

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.




70  Janus Investment Fund

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).




                                                Glossary of investment terms  71

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities



72  Janus Investment Fund
  indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.


  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain Funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a Fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.




                                                Glossary of investment terms  73

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




74  Janus Investment Fund

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------


  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

  BOND RATING                EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.

  AA.......................  High quality; very strong capacity to pay principal and interest.

  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.


  Non-Investment Grade

  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial commitment on the obligation.

  B........................  More vulnerable to nonpayment than obligations rated "BB", but capacity to meet its financial commitment on the obligation;
                             adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its
                             financial commitment on the obligation.

  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  CC.......................  Currently highly vulnerable to nonpayment.

  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

  D........................  In default.





                                            Explanation of rating categories  75

FITCH, INC.

  LONG-TERM BOND RATING      EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A........................  High credit quality. Denotes expectations of low credit risk.
                             Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB......................  Good credit quality. Currently expectations of low credit risk.
                             Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.


  Non-Investment Grade

  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time.
                             Business or financial alternatives may be available to allow financial commitments to be met.

  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC......................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC.......................  May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D........................  In default.







76  Janus Investment Fund

FITCH, INC.


  SHORT-TERM BOND RATING     EXPLANATION
  --------------------------------------------------------------------------------------------
  F-1+.....................  Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  F-1......................  Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

  F-2......................  Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.







                                            Explanation of rating categories  77

MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  Aaa......................  Highest quality, smallest degree of investment risk.

  Aa.......................  High quality; together with Aaa bonds, they compose the high-
                             grade bond group.

  A........................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be
                             unreliable over any great length of time.


  Non-Investment Grade

  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or
                             maintenance of other contract terms over time.

  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.




  Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
  (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.




78  Janus Investment Fund

SECURITIES HOLDINGS BY RATING CATEGORY


  During the fiscal period ended October 31, 2008, the percentage of securities holdings for the following Funds by rating category based upon a weighted monthly average was:




  JANUS FLEXIBLE BOND FUND
  ----------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                 67.1%
   AA                                                   3.6%
   A                                                    5.0%
   BBB                                                 10.2%
   BB                                                   4.8%
   B                                                    3.4%
   CCC                                                  0.6%
   CC                                                   0.0%
   C                                                    0.0%
   Not Rated                                            0.8%
   Preferred Stock                                      0.2%
   Cash and Options                                     4.3%
   TOTAL                                              100.0%
  ----------------------------------------------------------







  JANUS HIGH-YIELD FUND
  ----------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                  0.0%
   AA                                                   0.9%
   A                                                    0.6%
   BBB                                                  4.1%
   BB                                                  20.4%
   B                                                   41.5%
   CCC                                                 12.9%
   CC                                                   0.0%
   C                                                    0.0%
   Not Rated                                            0.9%
   Preferred Stock                                      6.9%
   Cash and Options                                    11.8%
   TOTAL                                              100.0%
  ----------------------------------------------------------









                                            Explanation of rating categories  79

  JANUS SHORT-TERM BOND FUND
  ----------------------------------------------------------

   BONDS-S&P RATING:
   AAA                                                 78.1%
   AA                                                   1.8%
   A                                                    3.3%
   BBB                                                  5.0%
   BB                                                   1.6%
   B                                                    2.6%
   CCC                                                  1.0%
   CC                                                   0.0%
   C                                                    0.0%
   Not Rated                                            2.6%
   Preferred Stock                                      0.0%
   Cash                                                 4.0%
   TOTAL                                              100.0%
  ----------------------------------------------------------








80  Janus Investment Fund

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82

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)


                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 BOND
                                   Janus Flexible Bond Fund
                                   Janus High-Yield Fund
                                   Janus Short-Term Bond Fund


                              JANUS INVESTMENT FUND
                                 CLASS I SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes three portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.


              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class I Shares (the "Shares") are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Flexible Bond Fund...........................     2
  Janus High-Yield Fund..............................     7
  Janus Short-Term Bond Fund.........................    12

FEES AND EXPENSES....................................    17

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    20
  Risks..............................................    22
  Frequently asked questions about certain risks.....    23
  General portfolio policies.........................    26

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    33
  Management expenses................................    33
  Investment personnel...............................    35

OTHER INFORMATION....................................    37

DISTRIBUTIONS AND TAXES..............................    41

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    44
  Administrative fees................................    46
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    46
  Purchases..........................................    47
  Exchanges..........................................    49
  Redemptions........................................    49
  Redemption fee.....................................    51
  Excessive trading..................................    52
  Shareholder communications.........................    56

FINANCIAL HIGHLIGHTS.................................    57

GLOSSARY OF INVESTMENT TERMS.........................    58

EXPLANATION OF RATING CATEGORIES.....................    66





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS FLEXIBLE BOND FUND

  Janus Flexible Bond Fund (the "Fund") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other Funds.


  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities, which may include investments in emerging markets.


2  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of these securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's net asset value ("NAV") to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  It is also important to note that recent events in the fixed-income and credit markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability




                                                          Risk/return summary  3
  to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund's returns because the Fund will have to reinvest that money at lower prevailing interest rates.



  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can



4  Janus Investment Fund
  therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  JANUS FLEXIBLE BOND FUND - CLASS I


   Annual returns for periods ended 12/31
          0.46%     4.89%     7.23%     9.93%     6.36%     3.82%     1.79%     4.12%     6.87%     5.64%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  3rd-2002 5.37%     Worst Quarter:  2nd-2004 -2.99%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was 1.20%.



                                                   Average annual total return for periods ended 12/31/08
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                           1 year    5 years   10 years       (7/7/87)
  Class I Shares
    Return Before Taxes                                     5.64%     4.43%      5.08%        7.36%
    Return After Taxes on Distributions                     4.04%     2.78%      3.07%        4.66%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                            3.63%     2.80%      3.09%        4.65%
  Barclays Capital U.S. Aggregate Bond Index(2)             5.24%     4.65%      5.63%        7.41%(3)
    (reflects no deduction for expenses, fees, or taxes)

                                                         ------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.


  (3) The average annual total return was calculated based on historical information from June 30, 1987 to December 31, 2008 for Barclays Capital U.S. Aggregate Bond Index.



  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




6  Janus Investment Fund

JANUS HIGH-YIELD FUND

  Janus High-Yield Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVES

--------------------------------------------------------------------------------
  JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective.


  The Fund's Board of Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objectives.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The Fund may at times invest all of its assets in such securities. Due to the nature of securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.


  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated



                                                          Risk/return summary  7
  with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of these securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's net asset value ("NAV") to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  It is also important to note that recent events in the fixed-income and credit markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue.




8  Janus Investment Fund

  Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund may invest without limit in higher-yielding/higher-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.




                                                          Risk/return summary  9

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





10  Janus Investment Fund

  JANUS HIGH-YIELD FUND - CLASS I


   Annual returns for periods ended 12/31
          5.54%     2.50%     4.59%     2.56%    16.04%     9.42%     2.77%    11.10%     1.35%    -19.32%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-2001 5.46%     Worst Quarter:  4th-2008 -12.96%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was 4.02%.



                                                  Average annual total return for periods ended 12/31/08
                                                  ------------------------------------------------------
                                                                                         Since Inception
                                                           1 year   5 years   10 years      (12/29/95)
  Class I Shares
    Return Before Taxes                                   -19.32%     0.43%     3.24%         5.42%
    Return After Taxes on Distributions                   -21.93%    -2.22%     0.37%         2.20%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                          -12.33%    -0.98%     1.12%         2.75%
  Barclays Capital U.S. Corporate High-Yield Bond
    Index(2) (reflects no deduction for expenses, fees,   -26.16%    -0.80%     2.17%         3.61%
    or taxes)

                                                        ------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) The Barclays Capital U.S. Corporate High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.



  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  11

JANUS SHORT-TERM BOND FUND

  Janus Short-Term Bond Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The Fund may invest up to 35% of its net assets in high-yield/high risk bonds. The Fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances. Due to the nature of securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.

  "Effective" maturity differs from actual maturity, which may be longer. In calculating the "effective" maturity the portfolio managers will estimate the effect of expected principal payments and call provisions on securities held in the portfolio. This gives the portfolio managers some additional flexibility in the securities they purchase, but all else being equal, could result in more volatility than if the Fund calculated an actual maturity target.


  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.





12  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of these securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's net asset value ("NAV") to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  It is also important to note that recent events in the fixed-income and credit markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually




                                                         Risk/return summary  13
  high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund's returns because the Fund will have to reinvest that money at lower prevailing interest rates.



  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified



14  Janus Investment Fund
  portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  15

  JANUS SHORT-TERM BOND FUND - CLASS I


   Annual returns for periods ended 12/31
          2.66%     7.50%     6.58%     3.57%     3.66%     1.72%     1.27%     3.96%     4.99%     4.43%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter: 4th-2008 2.76%     Worst Quarter: 2nd-2008 -0.95%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was 1.04%.



                                                      Average annual total return for periods ended 12/31/08
                                                      ------------------------------------------------------
                                                                                             Since Inception
                                                            1 year    5 years    10 years        (9/1/92)
  Class I Shares
    Return Before Taxes                                      4.43%     3.26%       4.00%         4.46%
    Return After Taxes on Distributions                      3.28%     2.01%       2.48%         2.64%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                             2.86%     2.05%       2.49%         2.67%
  Barclays Capital 1-3 Year U.S. Government/Credit
    Index(2)                                                 4.97%     3.81%       4.79%         5.18%(3)
    (reflects no deduction for expenses, fees, or taxes)

                                                         ---------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) The Barclays Capital 1-3 Year U.S. Government/Credit Index is composed of all bonds of investment grade with a maturity between one and three years.


  (3) The average annual total return was calculated based on historical information from August 31, 1992 to December 31, 2008 for the Barclays Capital 1-3 Year U.S. Government/Credit Index.



  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.





16  Janus Investment Fund

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class I Shares of the Funds expect to incur during their fiscal year. The expense information shown includes administrative fee expenses. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class I Shares do not impose sales charges when you buy or sell the Funds' Class I Shares. However, if you sell Class I Shares of Janus High-Yield Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





                                                         Risk/return summary  17

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                               Class I
 Sales charges..............................................................   None
 Redemption fee on Shares of Janus High-Yield Fund held for 90 days or less
   (as a % of amount redeemed)..............................................   2.00%(2)(3)
 Exchange fee...............................................................   None(3)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                Acquired     Total Annual                  Net Annual
                                                                 Fund(6)         Fund                         Fund
                                 Management        Other        Fees and       Operating      Expense      Operating
                                   Fee(4)       Expenses(5)     Expenses      Expenses(7)     Waivers     Expenses(7)
 Janus Flexible Bond Fund -
   Class I                          0.43%          0.09%          0.00%          0.52%         0.00%         0.52%
 Janus High-Yield Fund -
   Class I                          0.62%          0.07%          0.01%          0.70%         0.00%         0.70%
 Janus Short-Term Bond
   Fund - Class I                   0.63%          0.22%          0.00%          0.85%         0.30%         0.55%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (3) An exchange of Class I Shares from Janus High-Yield Fund held for 90 days or less may be subject to the 2.00% redemption fee.
 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital.

 (5) Since Class I Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class I Shares of the Funds expect to incur during their fiscal year. Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.


 (6) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class I Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.


 (7) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------




18  Janus Investment Fund

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:




                                          1 Year   3 Years   5 Years   10 Years
                                          -------------------------------------
 Janus Flexible Bond Fund - Class I        $ 53     $ 167     $ 291      $  653
 Janus High-Yield Fund - Class I            $72      $224      $390      $  871
 Janus Short-Term Bond Fund - Class I       $87      $271      $471     $ 1,049



--------------------------------------------------------------------------------




                                                         Risk/return summary  19

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

2. WHAT ARE U.S. GOVERNMENT SECURITIES?

  The Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

3. WHAT ARE BANK LOANS?

  Bank loans, which include institutionally-traded floating rate securities, are generally acquired as an assignment from another holder of, or participation interest in, loans originated by a lender or financial institution. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged.


20  Janus Investment Fund

  Assignments and participations involve various risks including credit, interest rate, and liquidity risk. Interest rates on floating rate loans adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"), which is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund's net asset value as a result of changes in interest rates.

  When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. There is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. There is also the possibility that the collateral may be over committed and may be subject to many claims by other lenders against the same collateral.

  If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant.

  Bank loans are also subject to prepayment risk, which may occur if the underlying borrower on the loan is permitted to repay the loan principal, whether in whole or in part, prior to the scheduled maturity date. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.

  Because floating rate loan investments are generally below investment grade, a Fund may have difficulty trading these investments to third parties. In addition, the secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities. This may make it difficult for a Fund to sell such securities in such secondary markets, which in turn may affect the Fund's NAV.

4. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?


  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term




                                   Principal investment strategies and risks  21
  securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.

5. HOW DO THE FUNDS MANAGE INTEREST RATE RISK?

  The portfolio managers may vary the average-weighted effective maturity of the portfolios to reflect their analysis of interest rate trends and other factors. The Funds' average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. The Funds may also use futures, options, and other derivatives to manage interest rate risk.

6. WHAT IS MEANT BY "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

  The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

7. WHAT IS MEANT BY "DURATION"?

  A bond's duration indicates the time it will take investors to recoup their investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

RISKS

  Because the Funds invest substantially all of their assets in fixed-income securities or income-generating securities, they are subject to risks such as credit risk and interest rate increases. The Funds' performance may also be affected by risks of certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.




22  Janus Investment Fund

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DO THE FUNDS DIFFER FROM EACH OTHER IN TERMS OF PRIMARY INVESTMENT TYPE, CREDIT RISK, AND INTEREST RATE RISK?

  The chart below shows that the Funds differ in terms of the type, credit quality risk, and interest rate risk of the securities in which they invest. You should consider these factors before you determine whether a Fund is a suitable investment.

                                               Primary           Credit       Interest Rate
                                           Investment Type    Quality Risk         Risk
-------------------------------------------------------------------------------------------
  Janus Flexible Bond Fund                 Corporate Bonds    High            High
  Janus High-Yield Fund                    Corporate Bonds    Highest         Moderate
  Janus Short-Term Bond Fund               Corporate Bonds    Moderate        Low




2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds



                                   Principal investment strategies and risks  23
  generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Because Janus High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

  Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

3. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?


  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund's returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.


4. HOW IS CREDIT QUALITY MEASURED?


  Many fixed income securities receive credit ratings from services such as Standard & Poor's, Fitch, and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions which can result in fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, a Fund must rely upon Janus Capital's credit assessment, which can also impact the




24  Janus Investment Fund

  Fund's return and yield. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.


5. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.




                                   Principal investment strategies and risks  25

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

6. HOW DO THE FUNDS TRY TO REDUCE RISK?


  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


7. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully



26  Janus Investment Fund
  invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Due to the nature of the securities in which they invest, the Funds may have relatively high portfolio turnover compared to other funds.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's



                                   Principal investment strategies and risks  27
  inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - equity securities

  - other debt securities

  - exchange-traded funds

  - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls (without limit for Janus Flexible Bond Fund and Janus High-Yield Fund and up to 35% of Janus Short-Term Bond Fund's net assets)

  - zero coupon, pay-in-kind, and step coupon securities (without limit for Janus Flexible Bond Fund and Janus High-Yield Fund and up to 10% of Janus Short-Term Bond Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to



28  Janus Investment Fund
    avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (no more than 20% of a Fund's total assets)

  MORTGAGE- AND ASSET-BACKED SECURITIES

  Each Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. Each Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact a Fund's yield and your return.


  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

  In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Fund's sensitivity to interest rate changes and causing its price to decline.


  SHORT SALES

  Certain funds may engage in short sales. No more than 10% of a fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The funds may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which a fund sells a security it does not own or




                                   Principal investment strategies and risks  29
  have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a fund's losses are potentially unlimited in a short sale transaction. A fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the fund may be required to pay in connection with a short sale. Such payments may result in a fund having higher expenses than a fund that does not engage in short sales and may negatively affect the fund's performance.



  A fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the fund to similar risks. To the extent that the fund enters into short derivative positions, the fund may be exposed to risks similar to those associated with short sales, including the risk that the fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a fund's ability to fully implement a short selling strategy that could otherwise help the fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail



30  Janus Investment Fund
  the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include



                                   Principal investment strategies and risks  31
  companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."




32  Janus Investment Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES



  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.


  The following table reflects each Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers).



                                                     Management of the Funds  33

  The rate shown is a fixed rate based on each Fund's average daily net assets.


                                                                       Actual Investment
                                                      Contractual         Advisory Fee
                                  Average Daily       Investment        Rate(1) (%) (for
                                   Net Assets      Advisory Fee (%)  the fiscal year ended
  Fund Name                        of the Fund       (annual rate)     October 31, 2008)
------------------------------------------------------------------------------------------
  Janus Flexible Bond Fund*    First $300 Million        0.58                 0.52
                               Over $300 Million         0.48
  Janus High-Yield Fund        First $300 Million        0.65                 0.60(2)
                               Over $300 Million         0.55
  Janus Short-Term Bond Fund   First $300 Million        0.64                 0.31
                               Over $300 Million         0.54
------------------------------------------------------------------------------------------




    * Effective July 6, 2009, the Fund's investment advisory rate is based on a breakpoint schedule of 0.50% on the first $300 million of the average daily closing net asset value, and 0.40% on assets in excess of $300 million.


  (1) Reflects any expense waivers in effect during the period.


  (2) The actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.



  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Flexible Bond Fund                                0.55
  Janus High-Yield Fund                                   0.78
  Janus Short-Term Bond Fund                              0.55
--------------------------------------------------------------------------






34  Janus Investment Fund

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS FLEXIBLE BOND FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Flexible Bond Fund, which he has co-managed since May 2007. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus Flexible Bond Fund, which he has co-managed since May 2007. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

JANUS HIGH-YIELD FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus High-Yield Fund, which he has managed or co-managed since 2003. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus High-Yield Fund, which he has co-managed since July 2008. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.




                                                     Management of the Funds  35

JANUS SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

    Co-Portfolio Managers Jason Groom and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    JASON GROOM is Executive Vice President and Co-Portfolio Manager of Janus Short-Term Bond Fund, which he has co-managed since May 2007. He is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. Mr. Groom joined Janus Capital as a fixed-income analyst in December 2004. Previously, he worked as a credit analyst for ING Investments in Scottsdale, Arizona from July 1998 to December 2004. Mr. Groom holds a Bachelor's degree in Economics from the University of Arizona and an M.B.A. from Thunderbird, The Garvin School of International Management.

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus Short-Term Bond Fund, which he has co-managed since May 2007. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




36  Janus Investment Fund

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class I Shares are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.



                                                           Other information  37

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



38  Janus Investment Fund
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




                                                           Other information  39

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




40  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Income dividends for the Funds are normally declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month. Income dividends begin accruing the day after a purchase is processed by the Funds or their agents. If shares are redeemed, you will receive all dividends accrued through the day the redemption is processed by the Funds or their agents. Distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if

                                                     Distributions and taxes  41
  you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181). Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount



42  Janus Investment Fund
  distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





                                                     Distributions and taxes  43

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. The Shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.


  The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans and foundations/endowments. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events

44  Janus Investment Fund
  include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




                                                         Shareholder's guide  45

ADMINISTRATIVE FEES

  Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class I Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or



46  Janus Investment Fund
  their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."




                                                         Shareholder's guide  47

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.




48  Janus Investment Fund

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCHANGES

  Contact your financial intermediary, a Janus representative (1-800-333-1181), or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - An exchange of Shares from JANUS HIGH-YIELD FUND held for 90 days or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to "Redemption Fee."


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to the appropriate



                                                         Shareholder's guide  49
  plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.




50  Janus Investment Fund

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from JANUS HIGH-YIELD FUND held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.


  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains). For intermediary-imposed same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction. However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-




                                                         Shareholder's guide  51
  initiated sale of shares after the exchange. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for more information on whether the redemption fee is applied to your shares.


  In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.




52  Janus Investment Fund

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.



  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund



                                                         Shareholder's guide  53
  shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the



54  Janus Investment Fund

  Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.





                                                         Shareholder's guide  55

  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to June 30.





56  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Funds since Class I Shares of the Funds are new.


                                                        Financial highlights  57

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.


58  Janus Investment Fund

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during



                                                Glossary of investment terms  59
  periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.




60  Janus Investment Fund

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.




                                                Glossary of investment terms  61

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).




62  Janus Investment Fund

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities



                                                Glossary of investment terms  63
  indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.


  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain Funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a Fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.




64  Janus Investment Fund

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  65

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------


  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

  BOND RATING                EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.

  AA.......................  High quality; very strong capacity to pay principal and interest.

  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.


  Non-Investment Grade

  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial commitment on the obligation.

  B........................  More vulnerable to nonpayment than obligations rated "BB", but capacity to meet its financial commitment on the obligation;
                             adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its
                             financial commitment on the obligation.

  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  CC.......................  Currently highly vulnerable to nonpayment.

  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

  D........................  In default.





66  Janus Investment Fund

FITCH, INC.

  LONG-TERM BOND RATING      EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A........................  High credit quality. Denotes expectations of low credit risk.
                             Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB......................  Good credit quality. Currently expectations of low credit risk.
                             Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.


  Non-Investment Grade

  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time.
                             Business or financial alternatives may be available to allow financial commitments to be met.

  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC......................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC.......................  May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D........................  In default.







                                            Explanation of rating categories  67

FITCH, INC.


  SHORT-TERM BOND RATING     EXPLANATION
  --------------------------------------------------------------------------------------------
  F-1+.....................  Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  F-1......................  Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

  F-2......................  Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.







68  Janus Investment Fund

MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  Aaa......................  Highest quality, smallest degree of investment risk.

  Aa.......................  High quality; together with Aaa bonds, they compose the high-
                             grade bond group.

  A........................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be
                             unreliable over any great length of time.


  Non-Investment Grade

  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or
                             maintenance of other contract terms over time.

  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.




  Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
  (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.




                                            Explanation of rating categories  69

SECURITIES HOLDINGS BY RATING CATEGORY


  During the fiscal period ended October 31, 2008, the percentage of securities holdings for the following Funds by rating category based upon a weighted monthly average was:




  JANUS FLEXIBLE BOND FUND
  ----------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                 67.1%
   AA                                                   3.6%
   A                                                    5.0%
   BBB                                                 10.2%
   BB                                                   4.8%
   B                                                    3.4%
   CCC                                                  0.6%
   CC                                                   0.0%
   C                                                    0.0%
   Not Rated                                            0.8%
   Preferred Stock                                      0.2%
   Cash and Options                                     4.3%
   TOTAL                                              100.0%
  ----------------------------------------------------------







  JANUS HIGH-YIELD FUND
  ----------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                  0.0%
   AA                                                   0.9%
   A                                                    0.6%
   BBB                                                  4.1%
   BB                                                  20.4%
   B                                                   41.5%
   CCC                                                 12.9%
   CC                                                   0.0%
   C                                                    0.0%
   Not Rated                                            0.9%
   Preferred Stock                                      6.9%
   Cash and Options                                    11.8%
   TOTAL                                              100.0%
  ----------------------------------------------------------







70  Janus Investment Fund

  JANUS SHORT-TERM BOND FUND
  ----------------------------------------------------------

   BONDS-S&P RATING:
   AAA                                                 78.1%
   AA                                                   1.8%
   A                                                    3.3%
   BBB                                                  5.0%
   BB                                                   1.6%
   B                                                    2.6%
   CCC                                                  1.0%
   CC                                                   0.0%
   C                                                    0.0%
   Not Rated                                            2.6%
   Preferred Stock                                      0.0%
   Cash                                                 4.0%
   TOTAL                                              100.0%
  ----------------------------------------------------------








                                            Explanation of rating categories  71

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72

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74

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                                                                              75

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76

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 BOND
                                   Janus Flexible Bond Fund
                                   Janus High-Yield Fund

                              JANUS INVESTMENT FUND
                                 CLASS R SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.

              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class R Shares (the "Shares") are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Flexible Bond Fund...........................     2
  Janus High-Yield Fund..............................     7

FEES AND EXPENSES....................................    12

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    15
  Risks..............................................    17
  Frequently asked questions about certain risks.....    18
  General portfolio policies.........................    21

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    27
  Management expenses................................    27
  Investment personnel...............................    29

OTHER INFORMATION....................................    30

DISTRIBUTIONS AND TAXES..............................    34

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    37
  Distribution and service fees......................    39
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    39
  Purchases..........................................    41
  Exchanges..........................................    42
  Redemptions........................................    42
  Redemption fee.....................................    43
  Excessive trading..................................    45
  Shareholder communications.........................    49

FINANCIAL HIGHLIGHTS.................................    50

GLOSSARY OF INVESTMENT TERMS.........................    51

EXPLANATION OF RATING CATEGORIES.....................    59





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS FLEXIBLE BOND FUND

  Janus Flexible Bond Fund (the "Fund") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other Funds.


  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities, which may include investments in emerging markets.


2  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of these securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's net asset value ("NAV") to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  It is also important to note that recent events in the fixed-income and credit markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability




                                                          Risk/return summary  3
  to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund's returns because the Fund will have to reinvest that money at lower prevailing interest rates.



  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can



4  Janus Investment Fund
  therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class R Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class R Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  JANUS FLEXIBLE BOND FUND - CLASS R


   Annual returns for periods ended 12/31
          0.01%     4.49%     6.57%     9.64%     5.86%     3.41%     1.25%     3.70%     6.44%     5.54%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  3rd-2002 5.33%     Worst Quarter:  2nd-2004 -3.10%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was 0.86%.



                                                   Average annual total return for periods ended 12/31/08
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                           1 year    5 years   10 years       (7/7/87)
  Class R Shares
    Return Before Taxes                                     5.54%     4.05%      4.66%        6.98%
    Return After Taxes on Distributions                     3.94%     2.42%      2.70%        4.37%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                            3.56%     2.49%      2.76%        4.38%
  Barclays Capital U.S. Aggregate Bond Index(2)             5.24%     4.65%      5.63%        7.41%(3)
    (reflects no deduction for expenses, fees, or taxes)

                                                         ------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.


  (3) The average annual total return was calculated based on historical information from June 30, 1987 to December 31, 2008 for Barclays Capital U.S. Aggregate Bond Index.



  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




6  Janus Investment Fund

JANUS HIGH-YIELD FUND

  Janus High-Yield Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVES

--------------------------------------------------------------------------------
  JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective.


  The Fund's Board of Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objectives.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The Fund may at times invest all of its assets in such securities. Due to the nature of securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.


  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated



                                                          Risk/return summary  7
  with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of these securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's net asset value ("NAV") to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  It is also important to note that recent events in the fixed-income and credit markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue.




8  Janus Investment Fund

  Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund may invest without limit in higher-yielding/higher-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.




                                                          Risk/return summary  9

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class R Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class R Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





10  Janus Investment Fund

  JANUS HIGH-YIELD FUND - CLASS R


   Annual returns for periods ended 12/31
          5.09%     2.05%     4.03%     2.08%    15.54%     8.85%     2.15%    10.51%     0.85%    -19.50%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-2001 5.46%     Worst Quarter:  4th-2008 -12.96%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was 3.66%.



                                                   Average annual total return for periods ended 12/31/08
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                            1 year   5 years   10 years      (12/29/95)
  Class R Shares
    Return Before Taxes                                    -19.50%    -0.05%     2.76%         4.93%
    Return After Taxes on Distributions                    -22.11%    -2.66%    -0.05%         1.80%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           -12.46%    -1.35%     0.76%         2.39%
  Barclays Capital U.S. Corporate High-Yield Bond
    Index(2) (reflects no deduction for expenses, fees,    -26.16%    -0.80%     2.17%         3.61%
    or taxes)

                                                         ------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) The Barclays Capital U.S. Corporate High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.



  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  11

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class R Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class R Shares of the Funds expect to incur during their fiscal year. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class R Shares do not impose sales charges when you buy or sell the Funds' Class R Shares. However, if you sell Class R Shares of Janus High-Yield Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





12  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                               Class R
 Sales charges..............................................................   None
 Redemption fee on Shares of Janus High-Yield Fund held for 90 days or less
   (as a % of amount redeemed)..............................................   2.00%(2)(3)
 Exchange fee...............................................................   None(3)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                 Acquired   Total Annual              Net Annual
                                    Distribution                  Fund(7)       Fund                     Fund
                       Management      (12b-1)        Other      Fees and     Operating    Expense    Operating
                         Fee(4)        Fees(5)     Expenses(6)   Expenses    Expenses(8)   Waivers   Expenses(8)
 Janus Flexible Bond
   Fund - Class R         0.43%         0.50%         0.34%        0.00%        1.27%       0.00%       1.27%
 Janus High-Yield
   Fund - Class R         0.62%         0.50%         0.32%        0.01%        1.45%       0.00%       1.45%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (3) An exchange of Class R Shares from Janus High-Yield Fund held for 90 days or less may be subject to the 2.00% redemption fee.
 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital.
 (5) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (6) Since Class R Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class R Shares of the Funds expect to incur during their fiscal year. Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class R Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.


 (7) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class R Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.


 (8) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total annual fund operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------




                                                         Risk/return summary  13

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:




                                          1 Year   3 Years   5 Years   10 Years
                                          -------------------------------------
 Janus Flexible Bond Fund - Class R        $ 129    $ 403     $ 697     $ 1,534
 Janus High-Yield Fund - Class R           $ 148    $ 459     $ 792     $ 1,735



--------------------------------------------------------------------------------




14  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

2. WHAT ARE U.S. GOVERNMENT SECURITIES?

  The Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

3. WHAT ARE BANK LOANS?

  Bank loans, which include institutionally-traded floating rate securities, are generally acquired as an assignment from another holder of, or participation interest in, loans originated by a lender or financial institution. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged.


                                   Principal investment strategies and risks  15

  Assignments and participations involve various risks including credit, interest rate, and liquidity risk. Interest rates on floating rate loans adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"), which is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund's net asset value as a result of changes in interest rates.

  When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. There is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. There is also the possibility that the collateral may be over committed and may be subject to many claims by other lenders against the same collateral.

  If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant.

  Bank loans are also subject to prepayment risk, which may occur if the underlying borrower on the loan is permitted to repay the loan principal, whether in whole or in part, prior to the scheduled maturity date. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.

  Because floating rate loan investments are generally below investment grade, a Fund may have difficulty trading these investments to third parties. In addition, the secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities. This may make it difficult for a Fund to sell such securities in such secondary markets, which in turn may affect the Fund's NAV.

4. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?


  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term




16  Janus Investment Fund
  securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.

5. HOW DO THE FUNDS MANAGE INTEREST RATE RISK?

  The portfolio managers may vary the average-weighted effective maturity of the portfolios to reflect their analysis of interest rate trends and other factors. The Funds' average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. The Funds may also use futures, options, and other derivatives to manage interest rate risk.

6. WHAT IS MEANT BY "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

  The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

7. WHAT IS MEANT BY "DURATION"?

  A bond's duration indicates the time it will take investors to recoup their investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

RISKS

  Because the Funds invest substantially all of their assets in fixed-income securities or income-generating securities, they are subject to risks such as credit risk and interest rate increases. The Funds' performance may also be affected by risks of certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.




                                   Principal investment strategies and risks  17

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the



18  Janus Investment Fund
  securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Because Janus High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

  Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

2. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?


  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund's returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.


3. HOW IS CREDIT QUALITY MEASURED?


  Many fixed income securities receive credit ratings from services such as Standard & Poor's, Fitch, and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions which can result in fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, a Fund must rely upon Janus Capital's credit assessment, which can also impact the Fund's return and yield. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.


4. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing



                                   Principal investment strategies and risks  19
  in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

5. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the



20  Janus Investment Fund
  use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


6. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to



                                   Principal investment strategies and risks  21

  100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Due to the nature of the securities in which they invest, the Funds may have relatively high portfolio turnover compared to other funds.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with




22  Janus Investment Fund
  counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - equity securities

  - other debt securities

  - exchange-traded funds

  - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls

  - zero coupon, pay-in-kind, and step coupon securities

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (no more than 20% of a Fund's total assets)

  MORTGAGE- AND ASSET-BACKED SECURITIES
  Each Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal



                                   Principal investment strategies and risks  23

  National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. Each Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact a Fund's yield and your return.


  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

  In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Fund's sensitivity to interest rate changes and causing its price to decline.


  SHORT SALES

  Certain funds may engage in short sales. No more than 10% of a fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The funds may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same




24  Janus Investment Fund
  security also want to close out their positions, it is more likely that a fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a fund's losses are potentially unlimited in a short sale transaction. A fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the fund may be required to pay in connection with a short sale. Such payments may result in a fund having higher expenses than a fund that does not engage in short sales and may negatively affect the fund's performance.



  A fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the fund to similar risks. To the extent that the fund enters into short derivative positions, the fund may be exposed to risks similar to those associated with short sales, including the risk that the fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a fund's ability to fully implement a short selling strategy that could otherwise help the fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of



                                   Principal investment strategies and risks  25
  its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."




26  Janus Investment Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative services fees, the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.



  The following table reflects each Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers).



                                                     Management of the Funds  27

  The rate shown is a fixed rate based on each Fund's average daily net assets.


                                                                       Actual Investment
                                                      Contractual         Advisory Fee
                                  Average Daily       Investment        Rate(1) (%) (for
                                   Net Assets      Advisory Fee (%)  the fiscal year ended
  Fund Name                        of the Fund       (annual rate)     October 31, 2008)
------------------------------------------------------------------------------------------
  Janus Flexible Bond Fund*    First $300 Million        0.58                 0.52
                               Over $300 Million         0.48
  Janus High-Yield Fund        First $300 Million        0.65                 0.60(2)
                               Over $300 Million         0.55
------------------------------------------------------------------------------------------




   * Effective July 6, 2009, the Fund's investment advisory rate is based on a breakpoint schedule of 0.50% on the first $300 million of the average daily closing net asset value, and 0.40% on assets in excess of $300 million.


  (1) Reflects any expense waivers in effect during the period.


  (2) The actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.



  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Flexible Bond Fund                                0.55
  Janus High-Yield Fund                                   0.78
--------------------------------------------------------------------------






28  Janus Investment Fund

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS FLEXIBLE BOND FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Flexible Bond Fund, which he has co-managed since May 2007. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus Flexible Bond Fund, which he has co-managed since May 2007. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

JANUS HIGH-YIELD FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus High-Yield Fund, which he has managed or co-managed since 2003. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus High-Yield Fund, which he has co-managed since July 2008. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




                                                     Management of the Funds  29

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class R Shares are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final

30  Janus Investment Fund
  settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties



                                                           Other information  31
  to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.




32  Janus Investment Fund

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  33

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Income dividends for the Funds are normally declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month. Income dividends begin accruing the day after a purchase is processed by the Funds or their agents. If shares are redeemed, you will receive all dividends accrued through the day the redemption is processed by the Funds or their agents. Distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if

34  Janus Investment Fund
  you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares



                                                     Distributions and taxes  35
  outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





36  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. The Shares offer the ability for payment of up to 0.50% of net assets to financial intermediaries for the provision of distribution services and, to a certain extent, shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of the plan or plan participants. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures

                                                         Shareholder's guide  37
  established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




38  Janus Investment Fund

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN


  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class R Shares (the "Class R Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and shareholder servicing of Class R Shares at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of a Fund. Under the terms of the Class R Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder services performed by such entities for their customers who are investors in the Funds.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class R Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of each Fund for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers and other financial intermediaries for providing these services to their customers who invest in the Funds.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus



                                                         Shareholder's guide  39

  Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class R Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.




40  Janus Investment Fund

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement platforms and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $2,500.




                                                         Shareholder's guide  41

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - An exchange of Shares from JANUS HIGH-YIELD FUND held for 90 days or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to "Redemption Fee."


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement platforms and other financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.




42  Janus Investment Fund

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from JANUS HIGH-YIELD FUND held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs



                                                         Shareholder's guide  43
  associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.


  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains). For intermediary-imposed same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction. However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-initiated sale of shares after the exchange. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.


  In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change



44  Janus Investment Fund
  to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.



  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase




                                                         Shareholder's guide  45
  request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.




46  Janus Investment Fund

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.




                                                         Shareholder's guide  47

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus



48  Janus Investment Fund

  Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to June 30.





                                                         Shareholder's guide  49

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Funds since Class R Shares of the Funds are new.


50  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.


                                                Glossary of investment terms  51

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during



52  Janus Investment Fund
  periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.




                                                Glossary of investment terms  53

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.




54  Janus Investment Fund

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).




                                                Glossary of investment terms  55

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities



56  Janus Investment Fund
  indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.


  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain Funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a Fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.




                                                Glossary of investment terms  57

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




58  Janus Investment Fund

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------


  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

  BOND RATING                EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.

  AA.......................  High quality; very strong capacity to pay principal and interest.

  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.


  Non-Investment Grade

  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial commitment on the obligation.

  B........................  More vulnerable to nonpayment than obligations rated "BB", but capacity to meet its financial commitment on the obligation;
                             adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its
                             financial commitment on the obligation.

  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  CC.......................  Currently highly vulnerable to nonpayment.

  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

  D........................  In default.





                                            Explanation of rating categories  59

FITCH, INC.

  BOND RATING                EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A........................  High credit quality. Denotes expectations of low credit risk.
                             Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB......................  Good credit quality. Currently expectations of low credit risk.
                             Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.


  Non-Investment Grade

  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time.
                             Business or financial alternatives may be available to allow financial commitments to be met.

  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC......................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC.......................  May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D........................  In default.







60  Janus Investment Fund

MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  Aaa......................  Highest quality, smallest degree of investment risk.

  Aa.......................  High quality; together with Aaa bonds, they compose the high-
                             grade bond group.

  A........................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be
                             unreliable over any great length of time.


  Non-Investment Grade

  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or
                             maintenance of other contract terms over time.

  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.




  Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
  (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.




                                            Explanation of rating categories  61

SECURITIES HOLDINGS BY RATING CATEGORY


  During the fiscal period ended October 31, 2008, the percentage of securities holdings for the following Funds by rating category based upon a weighted monthly average was:




  JANUS FLEXIBLE BOND FUND
  ----------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                 67.1%
   AA                                                   3.6%
   A                                                    5.0%
   BBB                                                 10.2%
   BB                                                   4.8%
   B                                                    3.4%
   CCC                                                  0.6%
   CC                                                   0.0%
   C                                                    0.0%
   Not Rated                                            0.8%
   Preferred Stock                                      0.2%
   Cash and Options                                     4.3%
   TOTAL                                              100.0%
  ----------------------------------------------------------







  JANUS HIGH-YIELD FUND
  ----------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                  0.0%
   AA                                                   0.9%
   A                                                    0.6%
   BBB                                                  4.1%
   BB                                                  20.4%
   B                                                   41.5%
   CCC                                                 12.9%
   CC                                                   0.0%
   C                                                    0.0%
   Not Rated                                            0.9%
   Preferred Stock                                      6.9%
   Cash and Options                                    11.8%
   TOTAL                                              100.0%
  ----------------------------------------------------------








62  Janus Investment Fund

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66

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                                                                              67

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)


                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 BOND
                                   Janus Flexible Bond Fund
                                   Janus High-Yield Fund
                                   Janus Short-Term Bond Fund

                              JANUS INVESTMENT FUND
                                 CLASS S SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes three portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.


              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class S Shares (the "Shares") are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Janus Flexible Bond Fund...........................     2
  Janus High-Yield Fund..............................     7
  Janus Short-Term Bond Fund.........................    12

FEES AND EXPENSES....................................    17

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    20
  Risks..............................................    22
  Frequently asked questions about certain risks.....    23
  General portfolio policies.........................    26

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    33
  Management expenses................................    33
  Investment personnel...............................    35

OTHER INFORMATION....................................    37

DISTRIBUTIONS AND TAXES..............................    41

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    44
  Distribution and service fees......................    46
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    46
  Purchases..........................................    48
  Exchanges..........................................    49
  Redemptions........................................    50
  Redemption fee.....................................    51
  Excessive trading..................................    52
  Shareholder communications.........................    56

FINANCIAL HIGHLIGHTS.................................    57

GLOSSARY OF INVESTMENT TERMS.........................    58

EXPLANATION OF RATING CATEGORIES.....................    66





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS FLEXIBLE BOND FUND

  Janus Flexible Bond Fund (the "Fund") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other Funds.


  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities, which may include investments in emerging markets.


2  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of these securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's net asset value ("NAV") to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.





  It is also important to note that recent events in the fixed-income and credit markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability




                                                          Risk/return summary  3
  to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund's returns because the Fund will have to reinvest that money at lower prevailing interest rates.



  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can



4  Janus Investment Fund
  therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  JANUS FLEXIBLE BOND FUND - CLASS S


   Annual returns for periods ended 12/31
          0.25%     4.67%     6.92%     9.76%     6.14%     3.65%     1.53%     3.92%     6.68%     5.56%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  3rd-2002 5.34%     Worst Quarter:  2nd-2004 -3.04%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was 1.07%.



                                                  Average annual total return for periods ended 12/31/08
                                                  ------------------------------------------------------
                                                                                         Since Inception
                                                           1 year   5 years   10 years       (7/7/87)
  Class S Shares
    Return Before Taxes                                     5.56%    4.25%      4.88%        7.23%
    Return After Taxes on Distributions                     3.96%    2.61%      2.89%        4.56%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                            3.57%    2.65%      2.93%        4.56%
  Barclays Capital U.S. Aggregate Bond Index(2)             5.24%    4.65%      5.63%        7.41%(3)
    (reflects no deduction for expenses, fees, or taxes)

                                                         -----------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.


  (3) The average annual total return was calculated based on historical information from June 30, 1987 to December 31, 2008 for Barclays Capital U.S. Aggregate Bond Index.



  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




6  Janus Investment Fund

JANUS HIGH-YIELD FUND

  Janus High-Yield Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVES

--------------------------------------------------------------------------------
  JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective.


  The Fund's Board of Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objectives.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The Fund may at times invest all of its assets in such securities. Due to the nature of securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.


  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated



                                                          Risk/return summary  7
  with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of these securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's net asset value ("NAV") to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  It is also important to note that recent events in the fixed-income and credit markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue.




8  Janus Investment Fund

  Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund may invest without limit in higher-yielding/higher-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.




                                                          Risk/return summary  9

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





10  Janus Investment Fund

  JANUS HIGH-YIELD FUND - CLASS S


   Annual returns for periods ended 12/31
          5.33%     2.28%     4.32%     2.31%    15.77%     9.12%     2.41%    10.76%     1.07%    -19.43%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-2001 5.46%     Worst Quarter:  4th-2008 -12.96%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was 3.83%.



                                                  Average annual total return for periods ended 12/31/08
                                                  ------------------------------------------------------
                                                                                         Since Inception
                                                           1 year   5 years   10 years      (12/29/95)
  Class S Shares
    Return Before Taxes                                   -19.43%     0.16%     2.98%         5.17%
    Return After Taxes on Distributions                   -22.04%    -2.46%     0.15%         1.99%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                          -12.41%    -1.19%     0.93%         2.56%
  Barclays Capital U.S. Corporate High-Yield Bond
    Index(2) (reflects no deduction for expenses, fees,   -26.16%    -0.80%     2.17%         3.61%
    or taxes)

                                                        ------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) The Barclays Capital U.S. Corporate High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.



  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  11

JANUS SHORT-TERM BOND FUND

  Janus Short-Term Bond Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The Fund may invest up to 35% of its net assets in high-yield/high risk bonds. The Fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances. Due to the nature of securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.

  "Effective" maturity differs from actual maturity, which may be longer. In calculating the "effective" maturity the portfolio managers will estimate the effect of expected principal payments and call provisions on securities held in the portfolio. This gives the portfolio managers some additional flexibility in the securities they purchase, but all else being equal, could result in more volatility than if the Fund calculated an actual maturity target.


  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.





12  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of these securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's net asset value ("NAV") to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  It is also important to note that recent events in the fixed-income and credit markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually




                                                         Risk/return summary  13
  high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund's returns because the Fund will have to reinvest that money at lower prevailing interest rates.



  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified



14  Janus Investment Fund
  portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  15

  JANUS SHORT-TERM BOND FUND - CLASS S


   Annual returns for periods ended 12/31
          2.91%     7.74%     6.85%     3.57%     3.91%     1.96%     1.52%     4.21%     5.21%     4.63%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter: 1st-2001 2.78%     Worst Quarter: 2nd-2008 -0.90%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was 1.12%.



                                                     Average annual total return for periods ended 12/31/08
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                              1 year   5 years   10 years       (9/1/92)
  Class S Shares
    Return Before Taxes                                        4.63%    3.49%      4.23%        4.69%
    Return After Taxes on Distributions                        3.48%    2.23%      2.70%        2.84%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                               2.99%    2.24%      2.68%        2.85%
  Barclays Capital 1-3 Year U.S. Government/Credit Index(2)    4.97%    3.81%      4.79%        5.18%(3)
    (reflects no deduction for expenses, fees, or taxes)

                                                            -----------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) The Barclays Capital 1-3 Year U.S. Government/Credit Index is composed of all bonds of investment grade with a maturity between one and three years.


  (3) The average annual total return was calculated based on historical information from August 31, 1992 to December 31, 2008 for the Barclays Capital 1-3 Year U.S. Government/Credit Index.



  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.





16  Janus Investment Fund

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class S Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class S Shares of the Funds expect to incur during their fiscal year. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class S Shares do not impose sales charges when you buy or sell the Funds' Class S Shares. However, if you sell Class S Shares of Janus High-Yield Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





                                                         Risk/return summary  17

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                               Class S
 Sales charges..............................................................   None
 Redemption fee on Shares of Janus High-Yield Fund held for 90 days or less
   (as a % of amount redeemed)..............................................   2.00%(2)(3)
 Exchange fee...............................................................   None(3)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                                  Acquired   Total Annual              Net Annual
                                     Distribution                  Fund(7)       Fund                     Fund
                        Management      (12b-1)        Other      Fees and     Operating    Expense    Operating
                          Fee(4)        Fees(5)     Expenses(6)   Expenses    Expenses(8)   Waivers   Expenses(8)
 Janus Flexible Bond
   Fund - Class S          0.43%         0.25%         0.34%        0.00%        1.02%       0.00%       1.02%
 Janus High-Yield
   Fund - Class S          0.62%         0.25%         0.32%        0.01%        1.20%       0.00%       1.20%
 Janus Short-Term Bond
   Fund - Class S          0.63%         0.25%         0.36%        0.00%        1.24%       0.19%       1.05%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (3) An exchange of Class S Shares from Janus High-Yield Fund held for 90 days or less may be subject to the 2.00% redemption fee.
 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital.
 (5) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (6) Since Class S Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class S Shares of the Funds expect to incur during their fiscal year. Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class S Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.


 (7) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class S Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.


 (8) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total annual fund operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------




18  Janus Investment Fund

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                          1 Year   3 Years   5 Years   10 Years
                                          -------------------------------------
 Janus Flexible Bond Fund - Class S        $ 104    $ 325     $ 563     $ 1,248
 Janus High-Yield Fund - Class S           $ 122    $ 381     $ 660     $ 1,455
 Janus Short-Term Bond Fund - Class S      $ 126    $ 393     $ 681     $ 1,500



--------------------------------------------------------------------------------




                                                         Risk/return summary  19

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

2. WHAT ARE U.S. GOVERNMENT SECURITIES?

  The Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

3. WHAT ARE BANK LOANS?

  Bank loans, which include institutionally-traded floating rate securities, are generally acquired as an assignment from another holder of, or participation interest in, loans originated by a lender or financial institution. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged.


20  Janus Investment Fund

  Assignments and participations involve various risks including credit, interest rate, and liquidity risk. Interest rates on floating rate loans adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"), which is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund's net asset value as a result of changes in interest rates.

  When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. There is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. There is also the possibility that the collateral may be over committed and may be subject to many claims by other lenders against the same collateral.

  If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant.

  Bank loans are also subject to prepayment risk, which may occur if the underlying borrower on the loan is permitted to repay the loan principal, whether in whole or in part, prior to the scheduled maturity date. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.

  Because floating rate loan investments are generally below investment grade, a Fund may have difficulty trading these investments to third parties. In addition, the secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities. This may make it difficult for a Fund to sell such securities in such secondary markets, which in turn may affect the Fund's NAV.

4. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?


  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term




                                   Principal investment strategies and risks  21
  securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.

5. HOW DO THE FUNDS MANAGE INTEREST RATE RISK?

  The portfolio managers may vary the average-weighted effective maturity of the portfolios to reflect their analysis of interest rate trends and other factors. The Funds' average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. The Funds may also use futures, options, and other derivatives to manage interest rate risk.

6. WHAT IS MEANT BY "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

  The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

7. WHAT IS MEANT BY "DURATION"?

  A bond's duration indicates the time it will take investors to recoup their investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

RISKS

  Because the Funds invest substantially all of their assets in fixed-income securities or income-generating securities, they are subject to risks such as credit risk and interest rate increases. The Funds' performance may also be affected by risks of certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.




22  Janus Investment Fund

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DO THE FUNDS DIFFER FROM EACH OTHER IN TERMS OF PRIMARY INVESTMENT TYPE, CREDIT RISK, AND INTEREST RATE RISK?

  The chart below shows that the Funds differ in terms of the type, credit quality risk, and interest rate risk of the securities in which they invest. You should consider these factors before you determine whether a Fund is a suitable investment.

                                               Primary           Credit       Interest Rate
                                           Investment Type    Quality Risk         Risk
-------------------------------------------------------------------------------------------
  Janus Flexible Bond Fund                 Corporate Bonds    High            High
  Janus High-Yield Fund                    Corporate Bonds    Highest         Moderate
  Janus Short-Term Bond Fund               Corporate Bonds    Moderate        Low




2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds



                                   Principal investment strategies and risks  23
  generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Because Janus High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

  Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

3. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?


  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund's returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.


4. HOW IS CREDIT QUALITY MEASURED?


  Many fixed income securities receive credit ratings from services such as Standard & Poor's, Fitch, and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions which can result in fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, a Fund must rely upon Janus Capital's credit assessment, which can also impact the




24  Janus Investment Fund

  Fund's return and yield. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.


5. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.




                                   Principal investment strategies and risks  25

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

6. HOW DO THE FUNDS TRY TO REDUCE RISK?


  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


7. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully



26  Janus Investment Fund
  invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Due to the nature of the securities in which they invest, the Funds may have relatively high portfolio turnover compared to other funds.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's



                                   Principal investment strategies and risks  27
  inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - equity securities

  - other debt securities

  - exchange-traded funds

  - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls (without limit for Janus Flexible Bond Fund and Janus High-Yield Fund and up to 35% of Janus Short-Term Bond Fund's net assets)

  - zero coupon, pay-in-kind, and step coupon securities (without limit for Janus Flexible Bond Fund and Janus High-Yield Fund and up to 10% of Janus Short-Term Bond Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to



28  Janus Investment Fund
    avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (no more than 20% of a Fund's total assets)

  MORTGAGE- AND ASSET-BACKED SECURITIES

  Each Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. Each Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact a Fund's yield and your return.


  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

  In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Fund's sensitivity to interest rate changes and causing its price to decline.


  SHORT SALES

  Certain funds may engage in short sales. No more than 10% of a fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The funds may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which a fund sells a security it does not own or




                                   Principal investment strategies and risks  29
  have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a fund's losses are potentially unlimited in a short sale transaction. A fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the fund may be required to pay in connection with a short sale. Such payments may result in a fund having higher expenses than a fund that does not engage in short sales and may negatively affect the fund's performance.



  A fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the fund to similar risks. To the extent that the fund enters into short derivative positions, the fund may be exposed to risks similar to those associated with short sales, including the risk that the fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a fund's ability to fully implement a short selling strategy that could otherwise help the fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail



30  Janus Investment Fund
  the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include



                                   Principal investment strategies and risks  31
  companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."




32  Janus Investment Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative services fees, the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.



  The following table reflects each Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers).



                                                     Management of the Funds  33

  The rate shown is a fixed rate based on each Fund's average daily net assets.


                                                                       Actual Investment
                                                      Contractual         Advisory Fee
                                  Average Daily       Investment        Rate(1) (%) (for
                                   Net Assets      Advisory Fee (%)  the fiscal year ended
  Fund Name                        of the Fund       (annual rate)     October 31, 2008)
------------------------------------------------------------------------------------------
  Janus Flexible Bond Fund*    First $300 Million        0.58                 0.52
                               Over $300 Million         0.48
  Janus High-Yield Fund        First $300 Million        0.65                 0.60(2)
                               Over $300 Million         0.55
  Janus Short-Term Bond Fund   First $300 Million        0.64                 0.31
                               Over $300 Million         0.54
------------------------------------------------------------------------------------------




   * Effective July 6, 2009, the Fund's investment advisory rate is based on a breakpoint schedule of 0.50% on the first $300 million of the average daily closing net asset value, and 0.40% on assets in excess of $300 million.


  (1) Reflects any expense waivers in effect during the period.


  (2) The actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.



  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Flexible Bond Fund                                0.55
  Janus High-Yield Fund                                   0.78
  Janus Short-Term Bond Fund                              0.55
--------------------------------------------------------------------------






34  Janus Investment Fund

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS FLEXIBLE BOND FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Flexible Bond Fund, which he has co-managed since May 2007. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus Flexible Bond Fund, which he has co-managed since May 2007. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

JANUS HIGH-YIELD FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus High-Yield Fund, which he has managed or co-managed since 2003. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus High-Yield Fund, which he has co-managed since July 2008. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.




                                                     Management of the Funds  35

JANUS SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Jason Groom and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    JASON GROOM is Executive Vice President and Co-Portfolio Manager of Janus Short-Term Bond Fund, which he has co-managed since May 2007. He is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. Mr. Groom joined Janus Capital as a fixed-income analyst in December 2004. Previously, he worked as a credit analyst for ING Investments in Scottsdale, Arizona from July 1998 to December 2004. Mr. Groom holds a Bachelor's degree in Economics from the University of Arizona and an M.B.A. from Thunderbird, The Garvin School of International Management.

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus Short-Term Bond Fund, which he has co-managed since May 2007. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




36  Janus Investment Fund

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  Only Class S Shares are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.



                                                           Other information  37

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



38  Janus Investment Fund
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




                                                           Other information  39

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




40  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Income dividends for the Funds are normally declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month. Income dividends begin accruing the day after a purchase is processed by the Funds or their agents. If shares are redeemed, you will receive all dividends accrued through the day the redemption is processed by the Funds or their agents. Distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if

                                                     Distributions and taxes  41
  you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares



42  Janus Investment Fund
  outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





                                                     Distributions and taxes  43

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.


  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or

44  Janus Investment Fund
  market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made



                                                         Shareholder's guide  45
  between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN


  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and/or shareholder servicing of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of a Fund. Under the terms of the Class S Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class S Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of each Fund for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers and other financial intermediaries for providing these services to their customers who invest in the Funds.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other



46  Janus Investment Fund
  financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class S Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when



                                                         Shareholder's guide  47
  evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class S Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or



48  Janus Investment Fund
  contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - An exchange of Shares from JANUS HIGH-YIELD FUND held for 90 days or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."




                                                         Shareholder's guide  49

  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to "Redemption Fee."


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and retirement platforms. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of



50  Janus Investment Fund
  securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from JANUS HIGH-YIELD FUND held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic



                                                         Shareholder's guide  51
  withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan;
  (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains). For intermediary-imposed same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction. However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-initiated sale of shares after the exchange. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.


  In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and



52  Janus Investment Fund
  their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.



  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the




                                                         Shareholder's guide  53
  trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the



54  Janus Investment Fund
  security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings



                                                         Shareholder's guide  55
    are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to June 30.





56  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Funds since Class S Shares of the Funds are new.


                                                        Financial highlights  57

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.


58  Janus Investment Fund

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during



                                                Glossary of investment terms  59
  periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.




60  Janus Investment Fund

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.




                                                Glossary of investment terms  61

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).




62  Janus Investment Fund

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities



                                                Glossary of investment terms  63
  indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.


  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain Funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a Fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.




64  Janus Investment Fund

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  65

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------


  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

  BOND RATING                EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.

  AA.......................  High quality; very strong capacity to pay principal and interest.

  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.


  Non-Investment Grade

  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial commitment on the obligation.

  B........................  More vulnerable to nonpayment than obligations rated "BB", but capacity to meet its financial commitment on the obligation;
                             adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its
                             financial commitment on the obligation.

  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  CC.......................  Currently highly vulnerable to nonpayment.

  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

  D........................  In default.





66  Janus Investment Fund

FITCH, INC.

  LONG-TERM BOND RATING      EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A........................  High credit quality. Denotes expectations of low credit risk.
                             Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB......................  Good credit quality. Currently expectations of low credit risk.
                             Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.


  Non-Investment Grade

  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time.
                             Business or financial alternatives may be available to allow financial commitments to be met.

  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC......................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC.......................  May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D........................  In default.







                                            Explanation of rating categories  67

FITCH, INC.


  SHORT-TERM BOND RATING     EXPLANATION
  --------------------------------------------------------------------------------------------
  F-1+.....................  Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  F-1......................  Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

  F-2......................  Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.







68  Janus Investment Fund

MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  Aaa......................  Highest quality, smallest degree of investment risk.

  Aa.......................  High quality; together with Aaa bonds, they compose the high-
                             grade bond group.

  A........................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be
                             unreliable over any great length of time.


  Non-Investment Grade

  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or
                             maintenance of other contract terms over time.

  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.




  Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
  (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.




                                            Explanation of rating categories  69

SECURITIES HOLDINGS BY RATING CATEGORY


  During the fiscal period ended October 31, 2008, the percentage of securities holdings for the following Funds by rating category based upon a weighted monthly average was:




  JANUS FLEXIBLE BOND FUND
  ----------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                 67.1%
   AA                                                   3.6%
   A                                                    5.0%
   BBB                                                 10.2%
   BB                                                   4.8%
   B                                                    3.4%
   CCC                                                  0.6%
   CC                                                   0.0%
   C                                                    0.0%
   Not Rated                                            0.8%
   Preferred Stock                                      0.2%
   Cash and Options                                     4.3%
   TOTAL                                              100.0%
  ----------------------------------------------------------







  JANUS HIGH-YIELD FUND
  ----------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                  0.0%
   AA                                                   0.9%
   A                                                    0.6%
   BBB                                                  4.1%
   BB                                                  20.4%
   B                                                   41.5%
   CCC                                                 12.9%
   CC                                                   0.0%
   C                                                    0.0%
   Not Rated                                            0.9%
   Preferred Stock                                      6.9%
   Cash and Options                                    11.8%
   TOTAL                                              100.0%
  ----------------------------------------------------------









70  Janus Investment Fund

  JANUS SHORT-TERM BOND FUND
  ----------------------------------------------------------

   BONDS-S&P RATING:
   AAA                                                 78.1%
   AA                                                   1.8%
   A                                                    3.3%
   BBB                                                  5.0%
   BB                                                   1.6%
   B                                                    2.6%
   CCC                                                  1.0%
   CC                                                   0.0%
   C                                                    0.0%
   Not Rated                                            2.6%
   Preferred Stock                                      0.0%
   Cash                                                 4.0%
   TOTAL                                              100.0%
  ----------------------------------------------------------








                                            Explanation of rating categories  71

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72

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                                                                              73

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74

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                                                                              75

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76

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 GROWTH & CORE
                                   Janus Forty Fund



                              JANUS INVESTMENT FUND
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes Janus Forty Fund (the "Fund"), a portfolio of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund.

              The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Only Class A Shares and Class C Shares (the "Shares") are offered by this Prospectus. The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Forty Fund...................................     2

FEES AND EXPENSES....................................     8

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    11
  Risks..............................................    12
  Frequently asked questions about certain risks.....    13
  General portfolio policies.........................    15

MANAGEMENT OF THE FUND
  Investment adviser.................................    21
  Management expenses................................    21
  Investment personnel...............................    23

OTHER INFORMATION....................................    24

DISTRIBUTIONS AND TAXES..............................    28

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    31
  Choosing a share class.............................    33
  Distribution, servicing, and administrative fees...    34
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    35
  Purchases..........................................    37
  Exchanges..........................................    41
  Redemptions........................................    42
  Excessive trading..................................    45
  Shareholder communications.........................    49

FINANCIAL HIGHLIGHTS.................................    50

GLOSSARY OF INVESTMENT TERMS.........................    55





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS FORTY FUND

  Janus Forty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS FORTY FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


2  Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more



                                                          Risk/return summary  3
  susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares and Class C Shares of Janus




4  Janus Investment Fund

  Adviser Forty Fund ("JAD predecessor fund") into Class A Shares and Class C Shares of the Fund. The performance shown for Class C Shares reflects the performance of the JAD predecessor fund's Class C Shares from September 30, 2002 to July 6, 2009, and the historical performance of the JAD predecessor fund's Class S Shares (formerly named Class I Shares) from August 1, 2000 to September 30, 2002 (prior to the reorganization). The performance shown for Class A Shares reflects the performance of the JAD predecessor fund's Class A Shares from September 30, 2004 to July 6, 2009, and the historical performance of the JAD predecessor fund's Class S Shares (formerly named Class I Shares) from August 1, 2000 to September 30, 2004 (prior to the reorganization). For the periods prior to August 1, 2000, the performance shown for Class A Shares and Class C Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series - Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund).



  The performance shown for Class C Shares for the periods September 30, 2002 to July 6, 2009 was calculated using the fees and expenses of Class C Shares of the JAD predecessor fund, net of any fee and expense limitations or waivers. The performance shown for Class A Shares for the periods September 30, 2004 to July 6, 2009 was calculated using the fees and expenses of Class A Shares of the JAD predecessor fund, net of any fee and expense limitations or waivers. The performance shown for certain periods prior to September 30, 2002 for Class C Shares and September 30, 2004 for Class A Shares was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  JANUS FORTY FUND - CLASS C


   Annual returns for periods ended 12/31
         65.50%    -16.88%   -22.22%   -16.45%   18.29%    17.09%    14.00%     9.63%    34.87%    -44.30%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 41.57%     Worst Quarter:  4th-2008 -25.18%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -0.98%.



                                                       Average annual total return for periods ended 12/31/08
                                                       ------------------------------------------------------
                                                                                            Since Inception
                                                                                          of Predecessor Fund
                                                      1 year(1)    5 years    10 years          (5/1/97)
  Class C Shares
    Return Before Taxes                                -44.83%       1.91%      1.52%            7.42%
    Return After Taxes on Distributions                -45.29%       1.64%      1.33%            7.25%
    Return After Taxes on Distributions and Sale of
       Fund Shares(2)                                  -28.52%       1.66%      1.29%            6.59%
  Class A Shares(3)                                    -47.11%       1.44%      1.57%            7.48%
  Russell 1000(R) Growth Index(4)                      -38.44%      -3.42%     -4.27%            0.76%
    (reflects no deduction for expenses, fees, or
       taxes)
  S&P 500(R) Index(5)                                  -37.00%      -2.19%     -1.38%            2.77%
    (reflects no deduction for expenses, fees, or
       taxes)

                                                    ---------------------------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (5) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




6  Janus Investment Fund

  After-tax returns are calculated using distributions for the JAD predecessor fund's Class C Shares for the period September 30, 2004 to July 6, 2009; and for the JAD predecessor fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                          Risk/return summary  7

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A Shares or Class C Shares of the Fund. Expense information shown reflects estimated annualized expenses that Class A Shares and Class C Shares of the Fund expect to incur during their fiscal year. The expense information shown includes administrative fee expenses. It is important for you to know that a decline in the Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Fund. Significant declines in the Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees.


  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.






8  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                          Class A    Class C
 Maximum Sales Charge (load) Imposed on Purchases (as a % of offering
   price)..............................................................   5.75%(2)   N/A
 Maximum Deferred Sales Charge (load) (as a % of the lower of original
   purchase price or redemption proceeds)..............................   None(3)    1.00%(4)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                           Distribution/                 Acquired      Total                    Net
                                              Service                     Fund(8)   Annual Fund             Annual Fund
                              Management      (12b-1)         Other      Fees and    Operating    Expense    Operating
                                Fee(5)        Fees(6)      Expenses(7)   Expenses   Expenses(9)   Waivers   Expenses(9)
 Janus Forty Fund -
   Class A                       0.64%         0.25%          0.11%        0.01%       1.01%       0.00%       1.01%
   Class C                       0.64%         1.00%          0.08%        0.01%       1.73%       0.00%       1.73%



--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
  (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide.

  (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

  (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.
  (5) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital.
  (6) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (7) Since Class A Shares and Class C Shares of the Fund did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class A Shares and Class C Shares of the Fund expect to incur during their fiscal year. Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.



--------------------------------------------------------------------------------




                                                          Risk/return summary  9

--------------------------------------------------------------------------------

   (8) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Since Class A Shares and Class C Shares of the Fund did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. The Fund's "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above.


   (9) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. All of the examples assume that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


 IF CLASS A SHARES ARE REDEEMED:                      1 Year(1)(2)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
                                                      -------------------------------------------------------------
 Janus Forty Fund - Class A                               $ 672          $ 878          $ 1,101          $ 1,740





 IF CLASS C SHARES ARE REDEEMED:                       1 Year(4)     3 Years(3)     5 Years(3)     10 Years(3)
                                                      ---------------------------------------------------------
 Janus Forty Fund - Class C                              $ 276          $ 545         $  939         $ 2,041





 IF CLASS A SHARES ARE NOT REDEEMED:                  1 Year(1)(3)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
                                                      -------------------------------------------------------------
 Janus Forty Fund - Class A                               $ 672          $ 878          $ 1,101          $ 1,740





 IF CLASS C SHARES ARE NOT REDEEMED:                   1 Year(3)     3 Years(3)     5 Years(3)     10 Years(3)
                                                      ---------------------------------------------------------
 Janus Forty Fund - Class C                              $ 176          $ 545         $  939         $ 2,041



--------------------------------------------------------------------------------
  (1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Fund. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.

  (2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

  (3) Contingent deferred sales charge is not applicable.


  (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

  Ongoing expenses associated with Class C Shares, over time, may exceed those of Class A Shares.
--------------------------------------------------------------------------------




10  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that those stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio manager seeks companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure in emerging markets.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share

                                   Principal investment strategies and risks  11
  of the company's stock by the total number of its shares outstanding. The Fund does not emphasize investments in companies of any particular size.

RISKS

  Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.

  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that the Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund's Statement of Additional Information ("SAI").




12  Janus Investment Fund

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF THE FUND AFFECT ITS RISK
   PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio manager has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund. Since the Fund normally invests primarily in a core portfolio of 20-40 common stocks, this risk may be increased.

2. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

3. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.




                                   Principal investment strategies and risks  13

4. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.




14  Janus Investment Fund

5. HOW DOES THE FUND TRY TO REDUCE RISK?


  The Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.




                                   Principal investment strategies and risks  15

  PORTFOLIO TURNOVER
  In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. Changes are normally made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a fund. A fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.





16  Janus Investment Fund

  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (35% or less of the Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis



  SHORT SALES

  The Fund may engage in short sales. No more than 10% of the Fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Fund may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender




                                   Principal investment strategies and risks  17
  may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Fund's losses are potentially unlimited in a short sale transaction. The Fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund's performance.



  The Fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, the Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, the Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."




18  Janus Investment Fund

  SECURITIES LENDING
  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.


  SPECIAL SITUATIONS

  The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security;



                                   Principal investment strategies and risks  19
  or (v) significant changes in cost structure. The Fund's performance could suffer from its investments in "special situations."




20  Janus Investment Fund

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES

  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.


  The following table reflects the Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers).



                                                      Management of the Fund  21

  The Fund pays an investment advisory fee at a fixed rate based on the Fund's average daily net assets.


                                                                       Actual Investment
                                                     Contractual          Advisory Fee
                                Average Daily        Investment         Rate(1) (%) (for
                                 Net Assets       Advisory Fee (%)   the fiscal year ended
  Fund Name                      of the Fund        (annual rate)        July 31, 2008)
------------------------------------------------------------------------------------------
  Janus Forty Fund            All Asset Levels          0.64                  0.62(2)
------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) In addition to other expense waivers, the actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.



  A discussion regarding the basis for the Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Forty Fund                                        0.78
--------------------------------------------------------------------------






22  Janus Investment Fund

INVESTMENT PERSONNEL

JANUS FORTY FUND
--------------------------------------------------------------------------------
    RON SACHS, CFA, is Executive Vice President and Portfolio Manager of Janus Forty Fund, which he has managed since January 2008. Mr. Sachs was Portfolio Manager of Janus Orion Fund from its inception (June 2000) to December 2007 and Janus Triton Fund from its inception (February 2005) to February 2006. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. He holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




                                                      Management of the Fund  23

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class A Shares and Class C Shares are offered by this Prospectus. The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The Shares are not offered directly to individual investors. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  The Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General

24  Janus Investment Fund

  ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there



                                                           Other information  25
  was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.





26  Janus Investment Fund

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  27

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

28  Janus Investment Fund
  buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




                                                     Distributions and taxes  29

  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





30  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms, including but not limited to, fee-based broker-dealers or financial advisors, primarily on their wrap account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the wrap account. Class A Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares offer the ability for payment of up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, the Shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.

  The price you pay for purchases of Class A Shares or Class C Shares is the public offering price, which is the NAV next determined after your request is received in good order by the Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases

                                                         Shareholder's guide  31
  and redemptions of Shares. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE.

  Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.





32  Janus Investment Fund

  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

  Only Class A Shares and Class C Shares are offered by this Prospectus. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. The other share classes are offered in separate prospectuses. For more information about these other classes of shares and whether or not you are eligible to purchase these Shares, please call 1-800-525-0020.

  Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

  - how much you plan to invest;

  - how long you expect to own the shares;

  - the expenses paid by each class; and

  - whether you qualify for any reduction or waiver of any sales charges.




                                                         Shareholder's guide  33

  You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to Class A Shares and Class C Shares:


  Class A Shares
  Initial sales charge on purchases                       Up to 5.75%(1)
  - Reduction of initial sales charge for purchases of
    $50,000 or more
  - Initial sales charge waived for purchases of
    $1 million or more

  Deferred sales charge (CDSC)                            None except on certain redemptions of
                                                          Shares purchased without an initial
                                                          sales charge(1)
  Minimum initial investment                              $2,500
  Maximum purchase                                        None
  Minimum aggregate account balance                       None
  12b-1 fee                                               Up to 0.25% annual distribution fee;
                                                          lower annual operating expenses than
                                                          Class C Shares because of lower 12b-1
                                                          fee



  (1) May be waived under certain circumstances.


  Class C Shares
  Initial sales charge on purchases                       None
  Deferred sales charge (CDSC)                            1.00% on Shares redeemed within
                                                          12 months of purchase(1)
  Minimum initial investment                              $2,500
  Maximum purchase                                        $500,000
  Minimum aggregate account balance                       None
  12b-1 fee                                               1.00% annual fee (up to 0.75%
                                                          distribution fee and up to 0.25%
                                                          shareholder servicing fee); higher annual
                                                          operating expenses than Class A Shares
                                                          because of higher 12b-1 fee



  (1) May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS


  Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), the Fund may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and/or shareholder servicing of Class A Shares and Class C Shares based on average daily net assets of each, up to the following annual rates:


  Class                                           12b-1 Fee for the Fund
  ----------------------------------------------------------------------
  Class A Shares                                           0.25%
  Class C Shares                                           1.00%(1)
  ----------------------------------------------------------------------



  (1) Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.





34  Janus Investment Fund

  Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE FEES

  Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management,



                                                         Shareholder's guide  35
  or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  In addition, Janus Capital, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and



36  Janus Investment Fund
  training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."




                                                         Shareholder's guide  37

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class A Shares and Class C Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

  The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day



38  Janus Investment Fund
  or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  INITIAL SALES CHARGE

  CLASS A SHARES
  An initial sales charge may apply to your purchase of Class A Shares of the Fund based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                                   Class A Shares Sales Charge
                                                       as a Percentage of
                                                  ----------------------------
                                                  Offering          Net Amount
  Amount of Purchase at Offering Price            Price(1)           Invested
  Under $50,000                                     5.75%              6.10%
  $50,000 but under $100,000                        4.50%              4.71%
  $100,000 but under $250,000                       3.50%              3.63%
  $250,000 but under $500,000                       2.50%              2.56%
  $500,000 but under $1,000,000                     2.00%              2.04%
  $1,000,000 and above                              None(2)            None


  (1) Offering price includes the initial sales charge.
  (2) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

  - 1.00% on amounts from $1,000,000 to $4,000,000;
  - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
  - plus 0.25% on amounts over $10,000,000.

  The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

  QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE
  You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in this Fund or certain other Janus funds) with your current purchase of Class A Shares of the Fund and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in



                                                         Shareholder's guide  39
  the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

  Class A Shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age):
  (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares; (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.

  RIGHT OF ACCUMULATION. You may purchase Class A Shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

  LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all



40  Janus Investment Fund

  Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

  AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

  - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

  - solely controlled business accounts; and

  - single participant retirement plans.

  To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.


  You may access information regarding sales loads, breakpoint discounts, and purchases of the Fund's shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.


  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into




                                                         Shareholder's guide  41
  which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received.


  WAIVER OF SALES CHARGES
  Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Fund's Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to "Redemptions." While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and retirement platforms. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.




42  Janus Investment Fund

  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order.

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived



                                                         Shareholder's guide  43
  through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  CLASS A SHARES AND CLASS C SHARES CDSC
  A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

  CDSC WAIVERS

  There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

  - Upon the death or disability of an account owner;

  - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

  - Retirement plan shareholders taking required minimum distributions;

  - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

  - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

  - If the Fund chooses to liquidate or involuntarily redeem shares in your account.

  To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

  REINSTATEMENT PRIVILEGE

  After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without




44  Janus Investment Fund
  an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Fund attempts to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).

  Generally, a purchase and redemption of Shares from the Fund within 90 calendar days (i.e., "round trip") may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.


  The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase




                                                         Shareholder's guide  45
  request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Fund's Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.




46  Janus Investment Fund

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.




                                                         Shareholder's guide  47

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab at janus.com/info.


  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus



48  Janus Investment Fund

  Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.





                                                         Shareholder's guide  49

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Fund's financial performance for each fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.



  Janus Forty Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares and Class C Shares of Janus Adviser Forty Fund (the "predecessor fund") into the Fund. For Janus Forty Fund, the financial highlights shown are for the Class A Shares and Class C Shares of the predecessor fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class A Shares and Class C Shares of the Fund (assuming reinvestment of all dividends and distributions).


50  Janus Investment Fund

JANUS FORTY FUND - CLASS A*
                                                                            Janus Adviser Forty Fund - Class A
-----------------------------------------------------------------------------------------------------------------------------
                                                            Period ended
                                                             January 31                Years or Period ended July 31
                                                               2009(1)          2008          2007         2006       2005(2)
                                                             (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                            $39.79          $34.52       $28.44       $27.41      $22.32

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    (0.02)            0.03         0.04         0.06        0.02
 Net gain/(loss) on securities (both realized and
     unrealized)                                                (16.73)            5.32         7.11         0.97        5.07

 Total from investment operations                               (16.75)            5.35         7.15         1.03        5.09

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                --          (0.07)       (0.03)           --          --
 Distributions from capital gains                                (1.25)          (0.01)       (1.04)           --          --

 Total distributions                                             (1.25)          (0.08)       (1.07)           --          --


 NET ASSET VALUE, END OF PERIOD                                  $21.79          $39.79       $34.52       $28.44      $27.41


 Total return(3)                                               (42.15)%          15.49%       25.58%        3.76%      22.80%

 Net assets, end of period (in thousands)                      $824,759      $1,639,379     $654,807     $285,721     $30,042
 Average net assets for the period (in thousands)            $1,129,825      $1,152,690     $377,917     $216,262      $7,814
 Ratio of gross expenses to average net
     assets(4)(5)(6)(7)(8)                                        0.92%           0.92%        0.95%        0.93%       0.92%
 Ratio of net expenses to average net assets(4)(8)(9)             0.92%           0.92%        0.94%        0.93%       0.91%
 Ratio of net investment income/(loss) to average net
     assets(4)                                                  (0.19)%           0.10%        0.33%        0.39%       0.13%
 Portfolio turnover rate(4)                                         78%             40%          22%          55%         45%
-----------------------------------------------------------------------------------------------------------------------------






  * Effective July 6, 2009, Class A Shares of Janus Adviser Forty Fund (the "predecessor fund") were reorganized into Class A Shares of Janus Forty Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Period September 30, 2004 (inception of Class A Shares) through July 31,
    2005.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 1.00% in 2009 (unaudited), 0.97% in 2008, 1.05% in 2007, 1.06%
    in 2006, and 0.92% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.





                                                        Financial highlights  51

(7) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(8) The expense ratio includes dividends on short positions. The ratio would be 0.92% in 2007 and 0.92% in 2006, without the inclusion of dividends on short positions.
(9) The expense ratio reflects expenses after any expense offset arrangements.




52  Janus Investment Fund

JANUS FORTY FUND - CLASS C*
                                                  Janus Adviser Forty Fund - Class C
--------------------------------------------------------------------------------------------------
                                    Period ended
                                     January 31                  Years ended July 31
                                       2009(1)      2008      2007       2006      2005      2004
                                     (unaudited)

 NET ASSET VALUE, BEGINNING OF
     PERIOD                             $38.78      $33.83    $28.07    $27.25    $21.21    $19.69

 INCOME FROM INVESTMENT
     OPERATIONS:
 Net investment income/(loss)           (0.11)      (0.01)      0.04      0.06    (0.06)    (0.16)
 Net gain/(loss) on securities
     (both realized and
     unrealized)                       (16.30)        4.97      6.76      0.76      6.10      1.68

 Total from investment
     operations                        (16.41)        4.96      6.80      0.82      6.04      1.52

 LESS DISTRIBUTIONS:
 Dividends from net investment
     income                                 --          --        --        --        --        --
 Distributions from capital
     gains                              (1.25)      (0.01)    (1.04)        --        --        --

 Total distributions                    (1.25)      (0.01)    (1.04)        --        --        --


 NET ASSET VALUE, END OF PERIOD         $21.12      $38.78    $33.83    $28.07    $27.25    $21.21


 Total return(2)                      (42.38)%      14.65%    24.62%     3.01%    28.48%     7.72%

 Net assets, end of period (in
     thousands)                       $324,296    $537,822  $139,470   $51,976   $24,766   $15,818
 Average net assets for the
     period (in thousands)            $398,508    $320,123   $81,438   $39,687   $18,839   $19,307
 Ratio of gross expenses to
     average net
     assets(3)(4)(5)(6)(7)               1.67%       1.67%     1.70%     1.68%     1.67%     1.67%
 Ratio of net expenses to
     average net assets(3)(7)(8)         1.67%       1.67%     1.70%     1.68%     1.67%     1.67%
 Ratio of net investment
     income/(loss) to average net
     assets(3)                         (0.94)%     (0.66)%   (0.42)%   (0.40)%   (0.72)%   (0.76)%
 Portfolio turnover rate(3)                78%         40%       22%       55%       45%       38%
--------------------------------------------------------------------------------------------------






  * Effective July 6, 2009, Class C Shares of Janus Adviser Forty Fund (the "predecessor fund") were reorganized into Class C Shares of Janus Forty Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


(1) Period August 1, 2008 through January 31, 2009.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.





                                                        Financial highlights  53

(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The ratio was 1.73% in 2009 (unaudited), 1.73% in 2008, 1.73% in 2007, 1.70%
    in 2006, 1.74% in 2005, and 1.67% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.


(7) The expense ratio includes dividends on short positions. The ratio would be 1.67% in 2007 and 1.67% in 2006, without the inclusion of dividends on short positions.


(8) The expense ratio reflects expenses after any expense offset arrangements.





54  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  55

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



56  Janus Investment Fund
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  57

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




58  Janus Investment Fund

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  59

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





60  Janus Investment Fund

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



                                                Glossary of investment terms  61
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




62  Janus Investment Fund

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.


           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)


                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                            July 2, 2009




                            GROWTH & CORE
                              Janus Balanced Fund
                              Janus Contrarian Fund
                              Janus Enterprise Fund
                              Janus Fund
                              Janus Growth and Income Fund
                              Janus Orion Fund
                              Janus Research Core Fund
                                (formerly named Janus Fundamental Equity Fund)
                              Janus Research Fund
                              Janus Triton Fund

                              JANUS INVESTMENT FUND
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes nine portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.

              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class A Shares and Class C Shares (the "Shares") are offered by this Prospectus. The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Balanced Fund...............................     2
  Janus Contrarian Fund.............................     8
  Janus Enterprise Fund.............................    14
  Janus Fund........................................    20
  Janus Growth and Income Fund......................    25
  Janus Orion Fund..................................    31
  Janus Research Core Fund..........................    37
  Janus Research Fund...............................    43
  Janus Triton Fund.................................    49

FEES AND EXPENSES...................................    54

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies.............................    59
  Risks.............................................    63
  Frequently asked questions about certain risks....    64
  General portfolio policies........................    67

MANAGEMENT OF THE FUNDS
  Investment adviser................................    74
  Management expenses...............................    74
  Investment personnel..............................    79

OTHER INFORMATION...................................    83

DISTRIBUTIONS AND TAXES.............................    87

SHAREHOLDER'S GUIDE
  Pricing of fund shares............................    90
  Choosing a share class............................    92
  Distribution, servicing, and administrative fees..    93
  Payments to financial intermediaries by Janus
  Capital or its affiliates.........................    94
  Purchases.........................................    96
  Exchanges.........................................   101
  Redemptions.......................................   101
  Excessive trading.................................   104
  Shareholder communications........................   108

FINANCIAL HIGHLIGHTS................................   109

GLOSSARY OF INVESTMENT TERMS........................   110





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS BALANCED FUND

  Janus Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.


  In choosing investments for the Fund, the portfolio managers apply a "bottom up" approach with one portfolio manager focusing on the equity portion of the Fund and the other portfolio manager focusing on the fixed-income portion of the Fund. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies. The portfolio managers share day-to-day responsibility for the Fund's investments.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


2  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS


  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the




                                                          Risk/return summary  3

  Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings includes fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund's returns because the Fund will have to reinvest that money at lower prevailing interest rates.



  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where




4  Janus Investment Fund
  the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.




                                                          Risk/return summary  5

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


  JANUS BALANCED FUND - CLASS C


   Annual returns for periods ended 12/31
         22.69%    -2.94%    -5.68%    -7.33%    13.04%     7.92%     6.82%     9.73%     9.49%    -15.58%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 15.37%     Worst Quarter:  3rd-2008 -7.98%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -1.76%.



                                                     Average annual total return for periods ended 12/31/08
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                           1 year(1)   5 years   10 years       (9/1/92)
  Class C Shares
    Return Before Taxes                                     -16.36%      3.18%     3.24%         8.75%
    Return After Taxes on Distributions                     -17.58%      2.33%     2.22%         7.21%
    Return After Taxes on Distributions and Sale of Fund
       Shares(2)                                             -9.75%      2.45%     2.31%         6.91%
  Class A Shares(3)                                         -20.12%      2.62%     3.32%         8.94%
  S&P 500(R) Index(4)                                       -37.00%     -2.19%    -1.38%         6.91%
    (reflects no deduction for expenses, fees, or taxes)
  Barclays Capital U.S. Aggregate Bond Index(5)               5.24%      4.65%     5.63%         6.34%
    (reflects no deduction for expenses, fees, or taxes)
  Barclays Capital U.S. Government/Credit Bond Index(6)       5.70%      4.64%     5.64%         6.43%
    (reflects no deduction for expenses, fees, or taxes)
  Balanced Index(7)                                         -20.02%      1.06%     2.05%         6.94%
    (reflects no deduction for expenses, fees, or taxes)

                                                         --------------------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (5) The Fund changed its secondary benchmark index from the Barclays Capital U.S. Government/Credit Bond Index to the Barclays Capital U.S. Aggregate Bond Index. Janus Capital believes that the new secondary benchmark index provides a more appropriate representation of the Fund's investments. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.





6  Janus Investment Fund

  (6) The Barclays Capital U.S. Government/Credit Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.


  (7) The Balanced Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500(R) Index (55%) and the Barclays Capital U.S. Aggregate Bond Index (45%).



  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                          Risk/return summary  7

JANUS CONTRARIAN FUND

  Janus Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS CONTRARIAN FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types



8  Janus Investment Fund
  of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the




                                                          Risk/return summary  9

  Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 13.0% of the Fund's investments were in emerging markets.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.




10  Janus Investment Fund

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  11

  JANUS CONTRARIAN FUND - CLASS C


   Annual returns for periods ended 12/31
                             -11.74%   -23.70%   53.26%    22.37%    16.02%    24.58%    21.22%    -48.11%
                              2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  2nd-2003 24.67%     Worst Quarter:  4th-2008 -27.53%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -15.66%.



                                                 Average annual total return for periods ended 12/31/08
                                                 ------------------------------------------------------
                                                                                        Since Inception
                                                                1 year(1)    5 years       (2/29/00)
  Class C Shares
    Return Before Taxes                                          -48.60%       2.16%          2.40%
    Return After Taxes on Distributions                          -48.96%       1.48%          1.89%
    Return After Taxes on Distributions and Sale of Fund
       Shares(2)                                                 -31.17%       2.10%          2.13%
  Class A Shares(3)                                              -51.12%       0.87%          1.66%
  S&P 500(R) Index(4)                                            -37.00%      -2.19%         -2.89%
    (reflects no deduction for expenses, fees, or taxes)
  Morgan Stanley Capital International All Country World
    Index(SM)(5)                                                 -42.20%      -0.06%         -2.26%
    (reflects no deduction for expenses, fees, or taxes)

                                                              -----------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (5) The Morgan Stanley Capital International ("MSCI") All Country World Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.




12  Janus Investment Fund

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                         Risk/return summary  13

JANUS ENTERPRISE FUND

  Janus Enterprise Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS ENTERPRISE FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $15.5 billion.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types



14  Janus Investment Fund
  of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  MID-SIZED COMPANIES RISK. Due to the Fund's investments in securities issued by mid-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to



                                                         Risk/return summary  15
  be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




16  Janus Investment Fund

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  17

  JANUS ENTERPRISE FUND - CLASS C


   Annual returns for periods ended 12/31
         120.61%   -31.28%   -40.62%   -29.21%   35.46%    20.08%    10.08%    12.32%    21.20%    -43.24%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 57.93%     Worst Quarter:  1st-2001 -33.84%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -6.42%.



                                                     Average annual total return for periods ended 12/31/08
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                           1 year(1)   5 years   10 years       (9/1/92)
  Class C Shares
    Return Before Taxes                                     -43.81%      0.42%    -1.25%         6.79%
    Return After Taxes on Distributions                     -43.81%      0.42%    -1.39%         6.11%
    Return After Taxes on Distributions and Sale of Fund
       Shares(2)                                            -28.47%      0.36%    -1.08%         5.76%
  Class A Shares(3)                                         -46.40%     -0.15%    -1.15%         7.10%
  Russell Midcap(R) Growth Index(4)                         -44.32%     -2.33%    -0.19%         6.43%
    (reflects no deduction for expenses, fees, or taxes)
  S&P MidCap 400 Index(5)                                   -36.23%     -0.08%     4.46%         9.96%
    (reflects no deduction for expenses, fees, or taxes)

                                                         --------------------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.
  (5) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.




18  Janus Investment Fund

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                         Risk/return summary  19

JANUS FUND

  Janus Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Fund may invest in companies of any size, it generally invests in larger, more established companies. As of March 31, 2009, the Fund's weighted average market capitalization was $48.7 billion.


  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




20  Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in




                                                         Risk/return summary  21
  a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities



22  Janus Investment Fund
  market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


  JANUS FUND - CLASS C


   Annual returns for periods ended 12/31
         46.86%    -16.87%   -26.10%   -29.31%   31.71%     3.94%     2.30%     9.78%    15.22%    -39.84%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 25.12%     Worst Quarter:  3rd-2001 -27.14%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -4.37%.



                                                     Average annual total return for periods ended 12/31/08
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                           1 year(1)   5 years   10 years       (2/5/70)
  Class C Shares
    Return Before Taxes                                     -40.38%     -4.11%    -3.59%         11.34%
    Return After Taxes on Distributions                     -40.47%     -4.17%    -4.08%          7.92%
    Return After Taxes on Distributions and Sale of Fund
       Shares(2)                                            -26.14%     -3.44%    -2.89%          7.92%
  Class A Shares(3)                                         -43.29%     -4.72%    -3.64%         11.72%
  Russell 1000(R) Growth Index(4)                           -38.44%     -3.42%    -4.27%           N/A
    (reflects no deduction for expenses, fees, or taxes)
  S&P 500(R) Index(5)                                       -37.00%     -2.19%    -1.38%          9.69%
    (reflects no deduction for expenses, fees, or taxes)

                                                         --------------------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (5) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




                                                         Risk/return summary  23

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




24  Janus Investment Fund

JANUS GROWTH AND INCOME FUND

  Janus Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally emphasizing investments in common stocks. The Fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the Fund may invest include:

  - domestic and foreign common stocks
  - preferred stocks
  - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures
  - other securities with equity characteristics

  Equity securities may make up part or all of the income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. The Fund is not designed for investors who need consistent income, and the Fund's investment strategies could result in significant fluctuations of income.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable



                                                         Risk/return summary  25
  to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue.




26  Janus Investment Fund

  Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings may include fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a



                                                         Risk/return summary  27
  derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





28  Janus Investment Fund

  JANUS GROWTH AND INCOME FUND - CLASS C


   Annual returns for periods ended 12/31
         50.27%    -12.44%   -14.83%   -22.32%   24.03%    10.99%    11.31%     6.81%     8.25%    -42.67%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 29.05%     Worst Quarter:  4th-2008 -21.67%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -2.72%.



                                                      Average annual total return for periods ended 12/31/08
                                                      ------------------------------------------------------
                                                                                             Since Inception
                                                      1 year(1)     5 years     10 years        (5/15/91)
  Class C Shares
    Return Before Taxes                                -43.23%       -3.92%      -1.22%           8.01%
    Return After Taxes on Distributions                -43.33%       -4.49%      -1.79%           6.87%
    Return After Taxes on Distributions and Sale of
       Fund Shares(2)                                  -27.91%       -3.14%      -1.00%           6.77%
  Class A Shares(3)                                    -45.82%       -4.45%      -1.16%           8.29%
  S&P 500(R) Index(4) (reflects no deduction for       -37.00%       -2.19%      -1.38%           7.36%
    expenses, fees, or taxes)
  Russell 1000(R) Growth Index(5) (reflects no         -38.44%       -3.42%      -4.27%           5.72%
    deduction for expenses, fees, or taxes)

                                                    --------------------------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (5) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.




                                                         Risk/return summary  29

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




30  Janus Investment Fund

JANUS ORION FUND

  Janus Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS ORION FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of March 31, 2009, the Fund held stocks of 45 companies. Of these holdings, 30 comprised approximately 78.6% of the Fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. The Fund may also engage in short sales of stocks, structured notes, or other investments. For more information on derivatives, refer




                                                         Risk/return summary  31
  to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's



32  Janus Investment Fund

  NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  33

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





34  Janus Investment Fund

  JANUS ORION FUND - CLASS C


   Annual returns for periods ended 12/31
                             -15.30%   -30.46%   43.15%    14.16%    19.78%    17.66%    31.63%    -50.01%
                              2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  2nd-2003 23.37%     Worst Quarter:  4th-2008 -32.29%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -5.53%.



                                                 Average annual total return for periods ended 12/31/08
                                                 ------------------------------------------------------
                                                                                        Since Inception
                                                                1 year(1)    5 years       (6/30/00)
  Class C Shares
    Return Before Taxes                                          -50.51%       1.15%         -5.37%
    Return After Taxes on Distributions                          -50.59%       1.05%         -5.44%
    Return After Taxes on Distributions and Sale of Fund
       Shares(2)                                                 -32.75%       0.96%         -4.42%
  Class A Shares(3)                                              -52.68%       0.63%         -5.38%
  Russell 3000(R) Growth Index(4)                                -38.44%      -3.33%         -8.34%
    (reflects no deduction for expenses, fees, or taxes)
  S&P 500(R) Index(5)                                            -37.00%      -2.19%         -3.76%
    (reflects no deduction for expenses, fees, or taxes)

                                                              -----------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth Index or the Russell 2000(R) Growth Index.
  (5) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




                                                         Risk/return summary  35

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




36  Janus Investment Fund

JANUS RESEARCH CORE FUND

  Janus Research Core Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS RESEARCH CORE FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in equity securities selected for their growth potential. Eligible equity securities in which the Fund may invest include:

  - domestic and foreign common stocks
  - preferred stocks
  - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures
  - other securities with equity characteristics (including the use of derivatives)

  The Fund may invest in companies of any size.

  Janus Capital's equity research analysts (the "Research Team") select investments for the Fund. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team may emphasize investments in securities of U.S.-based issuers.

  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a



                                                         Risk/return summary  37
  better risk-reward opportunity, or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and




38  Janus Investment Fund
  the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities. The Fund compares and broadly matches its sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment



                                                         Risk/return summary  39
  obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





40  Janus Investment Fund

  JANUS RESEARCH CORE FUND(1) - CLASS C


   Annual returns for periods ended 12/31
         37.59%    -7.93%    -12.74%   -18.78%   22.54%    12.90%    15.28%     9.35%    11.13%    -43.37%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 23.41%     Worst Quarter:  4th-2008 -24.90%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -7.97%.



                                                      Average annual total return for periods ended 12/31/08
                                                      ------------------------------------------------------
                                                                                             Since Inception
                                                         1 year(2)    5 years    10 years       (6/28/96)
  Class C Shares
    Return Before Taxes                                   -43.91%      -2.18%     -0.15%          6.00%
    Return After Taxes on Distributions                   -44.34%      -2.67%     -0.83%          5.05%
    Return After Taxes on Distributions and Sale of
       Fund Shares(3)                                     -28.02%      -1.75%     -0.22%          4.96%
  Class A Shares(4)                                       -46.44%      -2.72%     -0.07%          6.14%
  S&P 500(R) Index(5) (reflects no deduction for          -37.00%      -2.19%     -1.38%          4.17%
    expenses, fees, or taxes)
  Russell 1000(R) Growth Index(6) (reflects no            -38.44%      -3.42%     -4.27%          2.02%
    deduction for expenses, fees, or taxes)

                                                       -----------------------------------------------------



  (1) Formerly named Janus Fundamental Equity Fund.
  (2) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (3) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (4) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (5) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (6) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.




                                                         Risk/return summary  41

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




42  Janus Investment Fund

JANUS RESEARCH FUND

  Janus Research Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS RESEARCH FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  Janus Capital's equity research analysts (the "Research Team") select investments for the Fund. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team may emphasize investments in securities of U.S.-based issuers.

  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the




                                                         Risk/return summary  43

  Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability




44  Janus Investment Fund
  to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities. The Fund compares and broadly matches its sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.




                                                         Risk/return summary  45

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





46  Janus Investment Fund

  JANUS RESEARCH FUND - CLASS C


   Annual returns for periods ended 12/31
         96.23%    -22.75%   -29.78%   -29.00%   32.11%    10.77%     6.82%     8.65%    24.52%    -44.36%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 42.72%     Worst Quarter:  4th-2008 -25.30%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -5.40%.



                                                       Average annual total return for periods ended 12/31/08
                                                       ------------------------------------------------------
                                                                                              Since Inception
                                                           1 year(1)    5 years    10 years       (5/3/93)

  Class C Shares
    Return Before Taxes                                     -44.91%      -2.29%     -1.17%         8.09%
    Return After Taxes on Distributions                     -44.94%      -2.32%     -1.77%         6.62%
    Return After Taxes on Distributions and Sale of Fund
       Shares(2)                                            -29.16%      -1.93%     -1.08%         6.51%
  Class A Shares(3)                                         -47.56%      -3.44%     -1.75%         7.77%
  Russell 1000(R) Growth Index(4) (reflects no deduction    -38.44%      -3.42%     -4.27%         5.08%
    for expenses, fees, or taxes)
  S&P 500(R) Index(5) (reflects no deduction for            -37.00%      -2.19%     -1.38%         6.67%
    expenses, fees, or taxes)
                                                         ----------------------------------------------------





  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (5) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




                                                         Risk/return summary  47

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




48  Janus Investment Fund

JANUS TRITON FUND

  Janus Triton Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS TRITON FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the Fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




                                                         Risk/return summary  49

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  SMALL- AND MID-SIZED COMPANIES RISK. The Fund invests its equity assets in securities issued by small- and mid-sized companies. Due to inherent risks such as their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth, small- and mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant impact or negative effect on the Fund's returns, especially as market conditions change.


  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other




50  Janus Investment Fund
  stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  51

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





52  Janus Investment Fund

  JANUS TRITON FUND - CLASS C


   Annual returns for periods ended 12/31
                                                                               14.87%    19.61%    -41.03%
                                                                                2006      2007      2008

   Best Quarter:  1st-2006 15.62%     Worst Quarter:  4th-2008 -23.79%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -1.25%.



                                           Average annual total return for periods ended 12/31/08
                                           ------------------------------------------------------
                                                                                  Since Inception
                                                                     1 year(1)       (2/25/05)
  Class C Shares
    Return Before Taxes                                               -41.62%          -1.31%
    Return After Taxes on Distributions                               -41.63%          -2.32%
    Return After Taxes on Distributions and Sale of Fund Shares(2)    -27.05%          -1.36%
  Class A Shares(3)                                                   -44.06%          -2.12%
  Russell 2500(TM) Growth Index(4)                                    -41.50%          -6.03%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Russell 2500(TM) Growth Index measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values.


  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                         Risk/return summary  53

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A Shares or Class C Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class A Shares and Class C Shares of the Funds expect to incur during their fiscal year. The expense information shown includes administrative fee expenses. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





54  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                          Class A    Class C
 Maximum Sales Charge (load) Imposed on Purchases (as a % of offering
   price)..............................................................   5.75%(2)   N/A
 Maximum Deferred Sales Charge (load) (as a % of the lower of original
   purchase price or redemption proceeds)..............................   None(3)    1.00%(4)




--------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                         Distribution/                 Short     Acquired     Total                  Net
                                            Service                    Sale       Fund(8)  Annual Fund           Annual Fund
                             Management     (12b-1)        Other     Dividend    Fees and   Operating   Expense   Operating
                               Fee(5)       Fees(6)     Expenses(7)  Expenses    Expenses  Expenses(9)  Waivers  Expenses(9)

 Janus Balanced Fund -
      Class A                   0.55%        0.25%         0.10%         N/A       0.00%      0.90%      0.00%      0.90%
      Class C                   0.55%        1.00%         0.09%         N/A       0.00%      1.64%      0.00%      1.64%
 Janus Contrarian
   Fund(10) -
      Class A                   0.57%        0.25%         0.22%(11)   0.06%(11)   0.01%      1.11%      0.00%      1.11%
      Class C                   0.57%        1.00%         0.24%(11)   0.06%(11)   0.01%      1.88%      0.00%      1.88%
 Janus Enterprise Fund -
      Class A                   0.64%        0.25%         0.25%         N/A       0.01%      1.15%      0.00%      1.15%
      Class C                   0.64%        1.00%         0.37%         N/A       0.01%      2.02%      0.11%      1.91%
 Janus Fund -
      Class A                   0.64%        0.25%         0.10%         N/A       0.00%      0.99%      0.00%      0.99%
      Class C                   0.64%        1.00%         0.14%         N/A       0.00%      1.78%      0.00%      1.78%
 Janus Growth and Income
   Fund -
      Class A                   0.62%        0.25%         0.35%         N/A       0.01%      1.23%      0.24%      0.99%
      Class C                   0.62%        1.00%         0.31%         N/A       0.01%      1.94%      0.20%      1.74%
 Janus Orion Fund -
      Class A                   0.64%        0.25%         0.23%(12)   0.01%(12)   0.01%      1.14%      0.00%      1.14%
      Class C                   0.64%        1.00%         0.24%(12)   0.01%(12)   0.01%      1.90%      0.00%      1.90%
 Janus Research Core
   Fund(13) -
      Class A                   0.60%        0.25%         0.35%         N/A       0.00%      1.20%      0.29%      0.91%
      Class C                   0.60%        1.00%         0.30%         N/A       0.00%      1.90%      0.24%      1.66%
 Janus Research Fund(10) -
      Class A                   0.56%        0.25%         0.22%         N/A       0.00%      1.03%        N/A      1.03%
      Class C                   0.56%        1.00%         0.22%         N/A       0.00%      1.78%        N/A      1.78%
 Janus Triton Fund -
      Class A                   0.64%        0.25%         0.68%       0.00%(14)   0.01%      1.58%      0.27%      1.31%
      Class C                   0.64%        1.00%         0.57%       0.00%(14)   0.01%      2.22%      0.16%      2.06%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

 (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.
--------------------------------------------------------------------------------




                                                         Risk/return summary  55

--------------------------------------------------------------------------------

 (5) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital. For Janus Contrarian Fund and Janus Research Fund, this fee may adjust up or down monthly based on each Fund's performance relative to its respective benchmark index over the performance measurement period.

 (6) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (7) Since Class A Shares and Class C Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class A Shares and Class C Shares of the Funds expect to incur during their fiscal year. Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.


 (8) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class A Shares and Class C Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.


 (9) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Funds' total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


(10) Janus Contrarian Fund and Janus Research Fund each pay an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64% for each of Janus Contrarian Fund and Janus Research Fund. Any such adjustment to this base fee rate commenced February 2007 for each of Janus Contrarian Fund and Janus Research Fund and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. Janus Contrarian Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.


(11) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including short sale dividends and any applicable stock loan fees, Other Expenses are 0.28% for Class A Shares and 0.30% for Class C Shares.


(12) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including short sale dividends and any applicable stock loan fees, Other Expenses are 0.24% for Class A Shares and 0.25% for Class C Shares.

--------------------------------------------------------------------------------






56  Janus Investment Fund

--------------------------------------------------------------------------------

(13) Formerly named Janus Fundamental Equity Fund.


(14) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Amounts less than 0.01% are included in Other Expenses.



--------------------------------------------------------------------------------



 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. All of the examples assume that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



 IF CLASS A SHARES ARE REDEEMED:                 1 Year(1)(2)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
                                                 -------------------------------------------------------------
   Janus Balanced Fund - Class A                     $ 662         $   845         $ 1,045          $ 1,619
   Janus Contrarian Fund(4) - Class A                $ 682         $   908         $ 1,151          $ 1,849
   Janus Enterprise Fund - Class A                   $ 685         $   919         $ 1,172          $ 1,892
   Janus Fund - Class A                              $ 670         $   872         $ 1,091          $ 1,718
   Janus Growth and Income Fund - Class A            $ 693         $   943         $ 1,212          $ 1,978
   Janus Orion Fund - Class A                        $ 685         $   916         $ 1,167          $ 1,881
   Janus Research Core Fund(5) - Class A             $ 690         $   934         $ 1,197          $ 1,946
   Janus Research Fund(4) - Class A                  $ 674         $   884         $ 1,111          $ 1,762
   Janus Triton Fund - Class A                       $ 726         $ 1,045         $ 1,386          $ 2,345




--------------------------------------------------------------------------------


 IF CLASS C SHARES ARE REDEEMED:                  1 Year(6)     3 Years(3)     5 Years(3)     10 Years(3)
                                                 ---------------------------------------------------------
   Janus Balanced Fund - Class C                    $ 267         $  517         $   892        $ 1,944
   Janus Contrarian Fund(4) - Class C               $ 291         $  591         $ 1,016        $ 2,201
   Janus Enterprise Fund - Class C                  $ 305         $  634         $ 1,088        $ 2,348
   Janus Fund - Class C                             $ 281         $  560         $   964        $ 2,095
   Janus Growth and Income Fund - Class C           $ 297         $  609         $ 1,047        $ 2,264
   Janus Orion Fund - Class C                       $ 293         $  597         $ 1,026        $ 2,222
   Janus Research Core Fund(5) - Class C            $ 293         $  597         $ 1,026        $ 2,222
   Janus Research Fund(4) - Class C                 $ 281         $  560         $   964        $ 2,095
   Janus Triton Fund - Class C                      $ 325         $  694         $ 1,190        $ 2,554




--------------------------------------------------------------------------------



 IF CLASS A SHARES ARE NOT REDEEMED:             1 Year(1)(3)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
                                                 -------------------------------------------------------------
   Janus Balanced Fund - Class A                     $ 662         $   845         $ 1,045          $ 1,619
   Janus Contrarian Fund(4) - Class A                $ 682         $   908         $ 1,151          $ 1,849
   Janus Enterprise Fund - Class A                   $ 685         $   919         $ 1,172          $ 1,892
   Janus Fund - Class A                              $ 670         $   872         $ 1,091          $ 1,718
   Janus Growth and Income Fund - Class A            $ 693         $   943         $ 1,212          $ 1,978
   Janus Orion Fund - Class A                        $ 685         $   916         $ 1,167          $ 1,881
   Janus Research Core Fund(5) - Class A             $ 690         $   934         $ 1,197          $ 1,946
   Janus Research Fund(4) - Class A                  $ 674         $   884         $ 1,111          $ 1,762
   Janus Triton Fund - Class A                       $ 726         $ 1,045         $ 1,386          $ 2,345




--------------------------------------------------------------------------------



                                                         Risk/return summary  57

--------------------------------------------------------------------------------


 IF CLASS C SHARES ARE NOT REDEEMED:              1 Year(3)     3 Years(3)     5 Years(3)     10 Years(3)
                                                 ---------------------------------------------------------
   Janus Balanced Fund - Class C                    $ 167          $ 517         $   892        $ 1,944
   Janus Contrarian Fund(4) - Class C               $ 191          $ 591         $ 1,016        $ 2,201
   Janus Enterprise Fund - Class C                  $ 205          $ 634         $ 1,088        $ 2,348
   Janus Fund - Class C                             $ 181          $ 560         $   964        $ 2,095
   Janus Growth and Income Fund - Class C           $ 197          $ 609         $ 1,047        $ 2,264
   Janus Orion Fund - Class C                       $ 193          $ 597         $ 1,026        $ 2,222
   Janus Research Core Fund(5) - Class C            $ 193          $ 597         $ 1,026        $ 2,222
   Janus Research Fund(4) - Class C                 $ 181          $ 560         $   964        $ 2,095
   Janus Triton Fund - Class C                      $ 225          $ 694         $ 1,190        $ 2,554




--------------------------------------------------------------------------------
 (1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.

 (2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

 (3) Contingent deferred sales charge is not applicable.
 (4) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
 (5) Formerly named Janus Fundamental Equity Fund.
 (6) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 Ongoing expenses associated with Class C Shares, over time, may exceed those of Class A Shares.
--------------------------------------------------------------------------------




58  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio managers and/or investment personnel believe that those stocks will appreciate in value. The portfolio managers and/or investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers and/or investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Funds may sell a holding if, among other things, the security reaches the portfolio managers' and/or investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.

  JANUS BALANCED FUND and JANUS GROWTH AND INCOME FUND may each emphasize varying degrees of income. In the case of Janus Balanced Fund and Janus Growth and Income Fund, the portfolio managers may consider dividend-paying characteristics to a greater degree in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their investment objectives.

  JANUS CONTRARIAN FUND emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


                                   Principal investment strategies and risks  59

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers and/or investment personnel seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure in emerging markets.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?


  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Janus Enterprise Fund and Janus Triton Fund. Although the other Funds offered by this Prospectus do not emphasize investments in companies of any particular size, Funds with a larger asset base are more likely to invest in larger, more established issuers.


4. HOW DO JANUS BALANCED FUND AND JANUS GROWTH AND INCOME FUND DIFFER FROM EACH OTHER?

  Janus Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. Janus Growth and Income Fund will normally invest at least 25% of its net assets in securities the portfolio manager believes have income potential. As a result, Janus Balanced Fund is expected to be less volatile than Janus Growth and Income Fund. Janus Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Janus Balanced Fund.

5. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

  Janus Balanced Fund and Janus Growth and Income Fund shift assets to varying degrees between the growth and income components of their portfolio holdings based on the portfolio managers' analyses of relevant market, financial, and economic conditions. If the portfolio managers believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth



60  Janus Investment Fund
  component. Janus Balanced Fund's growth component will normally be 50-60% of its net assets. Janus Growth and Income Fund's growth component will normally be up to 75% of its net assets. In addition, the Funds' income component may consist of dividend-paying stocks which exhibit growth characteristics.

6. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

  The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential. Janus Growth and Income Fund may also utilize swaps as a means to gain exposure to certain common stocks.

7. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?


  Janus Balanced Fund's income component will consist primarily of fixed-income securities, which may include corporate debt securities, government obligations, mortgage-backed securities and other mortgage-related products, and short-term investments. The income component of Janus Growth and Income Fund will consist largely of equities and other securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities, equity derivatives, and all types of debt securities.


  Equity securities may be included in the income component of Janus Growth and Income Fund if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Janus Growth and Income Fund's income component may also exhibit growth characteristics. Janus Growth and Income Fund's income component may consist of structured securities such as equity-linked structured notes. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. Equity-linked structured notes are further described in the "Glossary of Investment Terms."




                                   Principal investment strategies and risks  61

8. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY JANUS BALANCED FUND OR JANUS GROWTH AND INCOME FUND INVESTMENT?


  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. The income component of Janus Balanced Fund's holdings includes fixed-income securities. The income component of Janus Growth and Income Fund's holdings may include fixed-income securities.


9. HOW DOES THE PORTFOLIO MANAGER OF JANUS CONTRARIAN FUND DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio manager, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

10. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

11. WHAT ARE U.S. GOVERNMENT SECURITIES?

  The Funds, particularly Janus Balanced Fund, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations.



62  Janus Investment Fund

  Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.

  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in



                                   Principal investment strategies and risks  63
  gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF JANUS CONTRARIAN FUND AND JANUS ORION FUND AFFECT THE FUNDS' RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a Fund.

2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national



64  Janus Investment Fund
    policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

  Within the parameters of its specific investment policies, each Fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). Janus Contrarian Fund has at times invested a significant portion of its assets in emerging markets and may continue to do so.

  To the extent that a Fund invests a significant amount of its assets in one or more countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and



                                   Principal investment strategies and risks  65
  subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

5. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.




66  Janus Investment Fund

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of the SAI for a description of bond rating categories.

7. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?


  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund's returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.


8. HOW DO THE FUNDS TRY TO REDUCE RISK?


  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.




                                   Principal investment strategies and risks  67

  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers and/or investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Fund's portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable



68  Janus Investment Fund
  capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of Janus Contrarian Fund's net assets and 35% or less of each of the other Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards,



                                   Principal investment strategies and risks  69
    swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (for Janus Balanced Fund only, no more than 20% of the Fund's total assets)




  MORTGAGE- AND ASSET-BACKED SECURITIES


  Each Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. Each Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact a Fund's yield and your return.



  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.


  In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Fund's sensitivity to interest rate changes and causing its price to decline.





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  SHORT SALES

  Certain funds may engage in short sales. No more than 10% of a fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The funds may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a fund's losses are potentially unlimited in a short sale transaction. A fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the fund may be required to pay in connection with a short sale. Such payments may result in a fund having higher expenses than a fund that does not engage in short sales and may negatively affect the fund's performance.



  A fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the fund to similar risks. To the extent that the fund enters into short derivative positions, the fund may be exposed to risks similar to those associated with short sales, including the risk that the fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a fund's ability to fully implement a short selling strategy that could otherwise help the fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.




                                   Principal investment strategies and risks  71

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's



72  Janus Investment Fund
  portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."




                                   Principal investment strategies and risks  73

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES

  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.


  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).



74  Janus Investment Fund

  FIXED-RATE INVESTMENT ADVISORY FEE


  The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.




                                                                           Actual Investment
                                                         Contractual          Advisory Fee
                                    Average Daily        Investment          Rate (%) (for
                                     Net Assets       Advisory Fee (%)   the fiscal year ended
  Fund Name                          of the Fund        (annual rate)      October 31, 2008)
----------------------------------------------------------------------------------------------
  Janus Balanced Fund             All Asset Levels          0.55                  0.55
  Janus Enterprise Fund           All Asset Levels          0.64                  0.64
  Janus Fund                      All Asset Levels          0.64                  0.64
  Janus Growth and Income Fund    All Asset Levels          0.62                  0.61(1)
  Janus Orion Fund                All Asset Levels          0.64                  0.64
  Janus Research Core Fund(2)     All Asset Levels          0.60                  0.60
  Janus Triton Fund               All Asset Levels          0.64                  0.63(1)(3)
----------------------------------------------------------------------------------------------




  (1) The actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.



  (2) Formerly named Janus Fundamental Equity Fund.


  (3) Reflects any expense waivers in effect during the period.




  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  Janus Contrarian Fund and Janus Research Fund each pay an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective February 2007 for each of Janus Contrarian Fund and Janus Research Fund. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Fund's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if a Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets).




                                                     Management of the Funds  75

  Conversely, if a Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.



                                                          Performance     Actual Investment
                                                           Adjusted          Advisory Fee
                                         Performance      Investment        Rate (%) (for
                            Base Fee      Hurdle vs.     Advisory Fee   the fiscal year ended
  Fund Name                 Rate (%)   Benchmark Index     Rate (%)       October 31, 2008)
---------------------------------------------------------------------------------------------
  Janus Contrarian Fund       0.64         +/-7.00%          0.76                0.76
  Janus Research Fund         0.64         +/-5.00%          0.78                0.78
---------------------------------------------------------------------------------------------







  For Janus Contrarian Fund and Janus Research Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:


  Fund Name                                    Benchmark Index
---------------------------------------------------------------------------
  Janus Contrarian Fund                        S&P 500(R) Index
  Janus Research Fund                          Russell 1000(R) Growth Index



  Only the base fee rate applied until February 2007 for each of Janus Contrarian Fund and Janus Research Fund, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for each of Janus Contrarian Fund and Janus Research Fund.





76  Janus Investment Fund

  No Performance Adjustment is applied unless the difference between a Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.



  The application of an expense limit, if any, will have a positive effect upon a Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  For performance measurement periods prior to July 6, 2009, a Fund calculated its Performance Adjustment by comparing the performance of the initial share class against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of that Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.





                                                     Management of the Funds  77

  The Funds' SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Balanced Fund                                     0.76
  Janus Contrarian Fund(1)                                0.89
  Janus Enterprise Fund                                   0.90
  Janus Fund                                              0.78
  Janus Growth and Income Fund                            0.73
  Janus Orion Fund                                        0.90
  Janus Research Core Fund(2)                             0.66
  Janus Triton Fund                                       1.05
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

  (2) Formerly named Janus Fundamental Equity Fund.




78  Janus Investment Fund

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS BALANCED FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Marc Pinto and Gibson Smith jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Pinto focuses on the equity portion of the Fund. Mr. Smith focuses on the fixed-income portion of the Fund.

    MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as an analyst. Mr. Pinto holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since May 2005. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Mr. Smith holds a Bachelor's degree in Economics from the University of Colorado.

JANUS CONTRARIAN FUND
--------------------------------------------------------------------------------
    DAVID C. DECKER, CFA, is Executive Vice President and Portfolio Manager of Janus Contrarian Fund, which he has managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.




                                                     Management of the Funds  79

JANUS ENTERPRISE FUND
--------------------------------------------------------------------------------
    BRIAN DEMAIN, CFA, is Executive Vice President and Portfolio Manager of Janus Enterprise Fund, which he has managed since November 2007. He served as Assistant Portfolio Manager of the Fund from September 2004 to October 2007. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld
    '67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.

JANUS FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Jonathan D. Coleman and Daniel Riff are responsible for the day-to-day management of the Fund. Mr. Coleman, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

    JONATHAN D. COLEMAN, CFA, is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Fund, which he has co-managed since November 2007. Mr. Coleman was Portfolio Manager of Janus Enterprise Fund from February 2002 to October 2007. Mr. Coleman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.

    DANIEL RIFF is Executive Vice President and Co-Portfolio Manager of Janus Fund, which he has co-managed since November 2007. Mr. Riff is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2003 as an analyst. Prior to joining Janus Capital, Mr. Riff was a student at the University of Pennsylvania (2002-2004). Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.

JANUS GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
    MARC PINTO, CFA, is Executive Vice President and Portfolio Manager of
    Janus Growth and Income Fund, which he has managed since November 2007.
    Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined
    Janus Capital in 1994 as an analyst. Mr. Pinto holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.




80  Janus Investment Fund

JANUS ORION FUND
--------------------------------------------------------------------------------
    JOHN EISINGER is Executive Vice President and Portfolio Manager of Janus Orion Fund, which he has managed since January 2008. He joined Janus
    Capital in 2003 as an equity research analyst. Prior to joining Janus Capital, Mr. Eisinger was an equity analyst for Palantir Partners LP from 2002 to 2003. Mr. Eisinger holds a Bachelor's degree (summa cum laude) in Finance from Boston College, Carroll School of Management.

JANUS RESEARCH CORE FUND
--------------------------------------------------------------------------------
    The Research Team (Janus Capital's equity research analysts) selects investments for Janus Research Core Fund and has done so since November 2007.

    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Fund. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.

JANUS RESEARCH FUND
--------------------------------------------------------------------------------
    The Research Team (Janus Capital's equity research analysts) selects investments for Janus Research Fund and has done so since February 2006.

    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Fund. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.




                                                     Management of the Funds  81

JANUS TRITON FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Chad Meade and Brian A. Schaub jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    CHAD MEADE is Executive Vice President and Co-Portfolio Manager of Janus Triton Fund, which he has co-managed since July 2006. He is also Portfolio Manager of other accounts. In addition, Mr. Meade performs duties as a research analyst. Mr. Meade joined Janus Capital in 2001 as an equity research analyst. He holds a Bachelor's degree (summa cum laude) in Finance from Virginia Tech.

    BRIAN A. SCHAUB, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Triton Fund, which he has co-managed since July 2006. He is also Portfolio Manager of other Janus accounts. In addition, Mr. Schaub performs duties as a research analyst. Mr. Schaub joined Janus Capital in 2000 as an equity research analyst. He holds a Bachelor's degree (cum laude) in Economics from Williams College. Mr. Schaub holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers and/or investment personnel is included in the SAI.




82  Janus Investment Fund

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class A Shares and Class C Shares are offered by this Prospectus. The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.



                                                           Other information  83

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



84  Janus Investment Fund
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




                                                           Other information  85

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




86  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income for Janus Balanced Fund and Janus Growth and Income Fund are normally declared and distributed in March, June, September, and December. Dividends from net investment income for the other Funds are normally declared and distributed in December. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your

                                                     Distributions and taxes  87
  shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made



88  Janus Investment Fund
  available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





                                                     Distributions and taxes  89

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms, including but not limited to, fee-based broker-dealers or financial advisors, primarily on their wrap account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the wrap account. Class A Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares offer the ability for payment of up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, the Shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  The price you pay for purchases of Class A Shares or Class C Shares is the public offering price, which is the NAV next determined after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases

90  Janus Investment Fund
  and redemptions of Shares. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.





                                                         Shareholder's guide  91

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

  Only Class A Shares and Class C Shares are offered by this Prospectus. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. The other share classes are offered in separate prospectuses. For more information about these other classes of shares and whether or not you are eligible to purchase these Shares, please call 1-800-525-0020.

  Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

  - how much you plan to invest;

  - how long you expect to own the shares;

  - the expenses paid by each class; and

  - whether you qualify for any reduction or waiver of any sales charges.




92  Janus Investment Fund

  You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to Class A Shares and Class C Shares:

  Class A Shares
  Initial sales charge on purchases                       Up to 5.75%(1)
  - Reduction of initial sales charge for purchases of
    $50,000 or more
  - Initial sales charge waived for purchases of
    $1 million or more

  Deferred sales charge (CDSC)                            None except on certain redemptions of
                                                          Shares purchased without an initial
                                                          sales charge(1)
  Minimum initial investment                              $2,500
  Maximum purchase                                        None
  Minimum aggregate account balance                       None
  12b-1 fee                                               Up to 0.25% annual distribution fee;
                                                          lower annual operating expenses than
                                                          Class C Shares because of lower 12b-1
                                                          fee



  (1) May be waived under certain circumstances.

  Class C Shares
  Initial sales charge on purchases                       None
  Deferred sales charge (CDSC)                            1.00% on Shares redeemed within
                                                          12 months of purchase(1)
  Minimum initial investment                              $2,500
  Maximum purchase                                        $500,000
  Minimum aggregate account balance                       None
  12b-1 fee                                               1.00% annual fee (up to 0.75%
                                                          distribution fee and up to 0.25%
                                                          shareholder servicing fee); higher annual
                                                          operating expenses than Class A Shares
                                                          because of higher 12b-1 fee



  (1) May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS


  Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and/or shareholder servicing of Class A Shares and Class C Shares based on average daily net assets of each, up to the following annual rates:



  Class                                            12b-1 Fee for the Funds
  ------------------------------------------------------------------------
  Class A Shares                                            0.25%
  Class C Shares                                            1.00%(1)



  (1) Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.





                                                         Shareholder's guide  93

  Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE FEES

  Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management,



94  Janus Investment Fund
  or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  In addition, Janus Capital, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings,



                                                         Shareholder's guide  95
  and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."




96  Janus Investment Fund

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class A Shares and Class C Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

  Each Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day



                                                         Shareholder's guide  97
  or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  INITIAL SALES CHARGE

  CLASS A SHARES
  An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                                   Class A Shares Sales Charge
                                                       as a Percentage of
                                                  ----------------------------
                                                  Offering          Net Amount
  Amount of Purchase at Offering Price            Price(1)           Invested
  Under $50,000                                     5.75%              6.10%
  $50,000 but under $100,000                        4.50%              4.71%
  $100,000 but under $250,000                       3.50%              3.63%
  $250,000 but under $500,000                       2.50%              2.56%
  $500,000 but under $1,000,000                     2.00%              2.04%
  $1,000,000 and above                              None(2)            None


  (1) Offering price includes the initial sales charge.
  (2) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

  - 1.00% on amounts from $1,000,000 to $4,000,000;
  - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
  - plus 0.25% on amounts over $10,000,000.

  The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

  QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE
  You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus funds) with your current purchase of Class A Shares of the Funds and certain other Janus funds



98  Janus Investment Fund

  (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

  Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares;
  (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.

  RIGHT OF ACCUMULATION. You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

  LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of



                                                         Shareholder's guide  99
  applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

  AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

  - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

  - solely controlled business accounts; and

  - single participant retirement plans.

  To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.


  You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds' shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.


  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.




100  Janus Investment Fund

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received.


  WAIVER OF SALES CHARGES
  Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Funds' Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to "Redemptions." While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and retirement platforms. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial



                                                        Shareholder's guide  101
  intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.




102  Janus Investment Fund

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  CLASS A SHARES AND CLASS C SHARES CDSC
  A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

  CDSC WAIVERS

  There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

  - Upon the death or disability of an account owner;

  - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

  - Retirement plan shareholders taking required minimum distributions;

  - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

  - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

  - If a Fund chooses to liquidate or involuntarily redeem shares in your account.

  To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.




                                                        Shareholder's guide  103

  REINSTATEMENT PRIVILEGE

  After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.


  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future



104  Janus Investment Fund
  purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they



                                                        Shareholder's guide  105
  would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading,



106  Janus Investment Fund
  some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or



                                                        Shareholder's guide  107
  change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to September 30.





108  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Funds since Class A Shares and Class C Shares of the Funds are new.


                                                       Financial highlights  109

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


110  Janus Investment Fund

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                               Glossary of investment terms  111
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




112  Janus Investment Fund

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                               Glossary of investment terms  113

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



114  Janus Investment Fund

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





                                               Glossary of investment terms  115

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



116  Janus Investment Fund
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                               Glossary of investment terms  117

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)


                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 GROWTH & CORE
                                   Janus Forty Fund




                              JANUS INVESTMENT FUND
                                 CLASS I SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes Janus Forty Fund (the "Fund"), a portfolio of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund.


              The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Only Class I Shares (the "Shares") are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Forty Fund...................................     2

FEES AND EXPENSES....................................     8

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    10
  Risks..............................................    11
  Frequently asked questions about certain risks.....    12
  General portfolio policies.........................    14

MANAGEMENT OF THE FUND
  Investment adviser.................................    20
  Management expenses................................    20
  Investment personnel...............................    22

OTHER INFORMATION....................................    23

DISTRIBUTIONS AND TAXES..............................    27

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    30
  Administrative fees................................    32
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    32
  Purchases..........................................    33
  Exchanges..........................................    35
  Redemptions........................................    35
  Excessive trading..................................    37
  Shareholder communications.........................    41

FINANCIAL HIGHLIGHTS.................................    42

GLOSSARY OF INVESTMENT TERMS.........................    44





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS FORTY FUND

  Janus Forty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS FORTY FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


2  Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more



                                                          Risk/return summary  3
  susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




4  Janus Investment Fund

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of Janus Adviser Forty Fund ("JAD predecessor fund") into Class I Shares of the Fund. The performance shown for Class I Shares reflects the performance of the JAD predecessor fund's Class I Shares from November 28, 2005 to July 6, 2009 (prior to the reorganization). For the periods August 1, 2000 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund's Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class I Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series - Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund).



  The performance shown for the periods November 28, 2005 to July 6, 2009 was calculated using the fees and expenses of Class I Shares of the JAD predecessor fund, net of any fee and expense limitations or waivers. The performance shown for certain periods prior to November 28, 2005, was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  JANUS FORTY FUND - CLASS I


   Annual returns for periods ended 12/31
         66.16%    -16.34%   -21.83%   -15.85%   18.92%    17.64%    14.60%    10.74%    36.20%    -43.70%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 41.57%     Worst Quarter:  4th-2008 -24.95%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -0.77%.



                                                     Average annual total return for periods ended 12/31/08
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                       1 year    5 years    10 years          (5/1/97)
  Class I Shares
    Return Before Taxes                               -43.70%      2.43%      2.06%            7.92%
    Return After Taxes on Distributions               -44.15%      2.16%      1.87%            7.75%
    Return After Taxes on Distributions and Sale of
       Fund Shares(1)                                 -27.81%      2.11%      1.75%            7.05%
  Russell 1000(R) Growth Index(2) (reflects no        -38.44%     -3.42%     -4.27%            0.76%
    deduction for expenses, fees, or taxes)
  S&P 500(R) Index(3) (reflects no deduction for      -37.00%     -2.19%     -1.38%            2.77%
    expenses, fees, or taxes)

                                                    -------------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




6  Janus Investment Fund

  After-tax returns are calculated using distributions for the JAD predecessor fund's Class I Shares for the period November 28, 2005 to July 6, 2009; and for the JAD predecessor fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to November 28, 2005; and actual distributions for other classes of shares for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  7

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Fund. Expense information shown reflects estimated annualized expenses that Class I Shares of the Fund expect to incur during their fiscal year. The expense information shown includes administrative fee expenses. It is important for you to know that a decline in the Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Fund. Significant declines in the Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Class I Shares do not impose sales charges when you buy or sell the Fund's Class I Shares.


  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.






8  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class I
 Sales charges.................................................................   None
 Redemption fee................................................................   None
 Exchange fee..................................................................   None


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                       Acquired      Total                    Net
                                                        Fund(4)   Annual Fund             Annual Fund
                            Management      Other      Fees and    Operating    Expense    Operating
                              Fee(2)     Expenses(3)   Expenses   Expenses(5)   Waivers   Expenses(5)
 Janus Forty Fund -
   Class I                     0.64%        0.01%        0.01%       0.66%       0.00%       0.66%



--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
  (2) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital.

  (3) Since Class I Shares of the Fund did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class I Shares of the Fund expect to incur during their fiscal year. Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.




  (4) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Since Class I Shares of the Fund did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. The Fund's "ratio of gross expenses to average net assets" appearing in the Financial Highlights table does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above.


  (5) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus.


--------------------------------------------------------------------------------
 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest
 $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                         1 Year   3 Years   5 Years   10 Years
                                         -------------------------------------
 Janus Forty Fund - Class I               $ 67     $ 211     $ 368      $ 822



--------------------------------------------------------------------------------




                                                          Risk/return summary  9

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that those stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio manager seeks companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure in emerging markets.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share

10  Janus Investment Fund
  of the company's stock by the total number of its shares outstanding. The Fund does not emphasize investments in companies of any particular size.

RISKS

  Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.

  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that the Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund's Statement of Additional Information ("SAI").




                                   Principal investment strategies and risks  11

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF THE FUND AFFECT ITS RISK
   PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio manager has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund. Since the Fund normally invests primarily in a core portfolio of 20-40 common stocks, this risk may be increased.

2. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

3. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.




12  Janus Investment Fund

4. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.




                                   Principal investment strategies and risks  13

5. HOW DOES THE FUND TRY TO REDUCE RISK?


  The Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.




14  Janus Investment Fund

  PORTFOLIO TURNOVER
  In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. Changes are normally made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a fund. A fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.





                                   Principal investment strategies and risks  15

  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (35% or less of the Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis


  SHORT SALES


  The Fund may engage in short sales. No more than 10% of the Fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Fund may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender




16  Janus Investment Fund
  may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Fund's losses are potentially unlimited in a short sale transaction. The Fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund's performance.



  The Fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, the Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, the Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."




                                   Principal investment strategies and risks  17

  SECURITIES LENDING
  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.


  SPECIAL SITUATIONS

  The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security;



18  Janus Investment Fund
  or (v) significant changes in cost structure. The Fund's performance could suffer from its investments in "special situations."




                                   Principal investment strategies and risks  19

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES



  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.


  The following table reflects the Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers).



20  Janus Investment Fund

  The Fund pays an investment advisory fee at a fixed rate based on the Fund's average daily net assets.


                                                                       Actual Investment
                                                     Contractual          Advisory Fee
                                Average Daily        Investment         Rate(1) (%) (for
                                 Net Assets       Advisory Fee (%)   the fiscal year ended
  Fund Name                      of the Fund        (annual rate)        July 31, 2008)
------------------------------------------------------------------------------------------
  Janus Forty Fund            All Asset Levels          0.64                  0.62(2)
------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) In addition to other expense waivers, the actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.



  A discussion regarding the basis for the Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Forty Fund                                        0.78
--------------------------------------------------------------------------






                                                      Management of the Fund  21

INVESTMENT PERSONNEL

JANUS FORTY FUND
--------------------------------------------------------------------------------
    RON SACHS, CFA, is Executive Vice President and Portfolio Manager of Janus Forty Fund, which he has managed since January 2008. Mr. Sachs was Portfolio Manager of Janus Orion Fund from its inception (June 2000) to December 2007 and Janus Triton Fund from its inception (February 2005) to February 2006. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. He holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




22  Janus Investment Fund

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class I Shares are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments. The Shares are not offered directly to individual investors. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  The Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General

                                                           Other information  23

  ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there



24  Janus Investment Fund
  was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.





                                                           Other information  25

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




26  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  27
  buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181). Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




28  Janus Investment Fund

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





                                                     Distributions and taxes  29

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. The Shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.


  The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans and foundations/endowments. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Trustees. Such events

30  Janus Investment Fund
  include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




                                                         Shareholder's guide  31

ADMINISTRATIVE FEES

  Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class I Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or



32  Janus Investment Fund
  their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, considering which share class of the Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."




                                                         Shareholder's guide  33

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Fund, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.




34  Janus Investment Fund

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with the Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCHANGES

  Contact your financial intermediary, a Janus representative (1-800-333-1181), or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received.


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents.



                                                         Shareholder's guide  35

  Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with the Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.




36  Janus Investment Fund

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Fund attempts to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).

  Generally, a purchase and redemption of Shares from the Fund within 90 calendar days (i.e., "round trip") may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.


  The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.





                                                         Shareholder's guide  37

  The Fund's Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Trustees.




38  Janus Investment Fund

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.




                                                         Shareholder's guide  39

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab at janus.com/info.


  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund's portfolio



40  Janus Investment Fund
  holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) to obtain these reports. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.





                                                         Shareholder's guide  41

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights table is intended to help you understand the Fund's financial performance for each fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.



  Janus Forty Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of Janus Adviser Forty Fund (the "predecessor fund") into the Fund. For Janus Forty Fund, the financial highlights shown are for the Class I Shares of the predecessor fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


  The total return in the table represents the rate that an investor would have earned (or lost) on an investment in Class I Shares of the Fund (assuming reinvestment of all dividends and distributions).


42  Janus Investment Fund

JANUS FORTY FUND - CLASS I*
                                                                                        Janus Adviser
                                                                                    Forty Fund - Class I
------------------------------------------------------------------------------------------------------------------------
                                                                    Period ended
                                                                     January 31          Years or Period ended July 31
                                                                       2009(1)          2008          2007       2006(2)
                                                                     (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                   $39.79          $34.48       $28.40       $28.80

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                             0.02            0.12         0.07         0.09
 Net gain/(loss) on securities (both realized and unrealized)          (16.74)            5.35         7.15       (0.49)

 Total from investment operations                                      (16.72)            5.47         7.22       (0.40)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                       --          (0.15)       (0.10)           --
 Distributions from capital gains                                       (1.25)          (0.01)       (1.04)           --

 Total distributions                                                    (1.25)          (0.16)       (1.14)           --


 NET ASSET VALUE, END OF PERIOD                                         $21.82          $39.79       $34.48       $28.40


 Total return(3)                                                      (42.08)%          15.84%       25.86%      (1.39)%

 Net assets, end of period (in thousands)                             $390,206        $783,030      $97,395       $8,532
 Average net assets for the period (in thousands)                     $532,471        $364,025      $39,961       $5,846
 Ratio of gross expenses to average net assets(4)(5)(6)(7)(8)            0.65%           0.65%        0.68%        0.69%
 Ratio of net expenses to average net assets(4)(8)(9)                    0.65%           0.65%        0.68%        0.69%
 Ratio of net investment income/(loss) to average net assets(4)          0.09%           0.36%        0.60%        0.72%
 Portfolio turnover rate(4)                                                78%             40%          22%          55%
------------------------------------------------------------------------------------------------------------------------






  * Effective July 6, 2009, Class I Shares of Janus Adviser Forty Fund (the "predecessor fund") were reorganized into Class I Shares of Janus Forty Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Period November 28, 2005 (inception of Class I Shares) through July 31,
    2006.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 0.65% in 2009 (unaudited), 0.65% in 2008, 0.68% in 2007, and
    0.70% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(7) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(8) The expense ratio includes dividends on short positions. The ratio would be 0.66% in 2007 and 0.68% in 2006, without the inclusion of dividends on short positions.
(9) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  43

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


44  Janus Investment Fund

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  45
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




46  Janus Investment Fund

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  47

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



48  Janus Investment Fund

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





                                                Glossary of investment terms  49

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



50  Janus Investment Fund
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  51

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52

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.


           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                             July 2, 2009




                             GROWTH & CORE
                               Janus Balanced Fund
                               Janus Contrarian Fund
                               Janus Enterprise Fund
                               Janus Fund
                               Janus Growth and Income Fund
                               Janus Orion Fund
                               Janus Research Core Fund
                                 (formerly named Janus Fundamental Equity Fund)
                               Janus Research Fund
                               Janus Triton Fund

                              JANUS INVESTMENT FUND
                                 CLASS I SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes nine portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.


              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class I Shares (the "Shares") are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Balanced Fund...............................     2
  Janus Contrarian Fund.............................     8
  Janus Enterprise Fund.............................    14
  Janus Fund........................................    20
  Janus Growth and Income Fund......................    25
  Janus Orion Fund..................................    31
  Janus Research Core Fund..........................    37
  Janus Research Fund...............................    43
  Janus Triton Fund.................................    49

FEES AND EXPENSES...................................    54

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies.............................    58
  Risks.............................................    62
  Frequently asked questions about certain risks....    63
  General portfolio policies........................    66

MANAGEMENT OF THE FUNDS
  Investment adviser................................    73
  Management expenses...............................    73
  Investment personnel..............................    78

OTHER INFORMATION...................................    82

DISTRIBUTIONS AND TAXES.............................    86

SHAREHOLDER'S GUIDE
  Pricing of fund shares............................    89
  Administrative fees...............................    91
  Payments to financial intermediaries by Janus
  Capital or its affiliates.........................    91
  Purchases.........................................    92
  Exchanges.........................................    94
  Redemptions.......................................    94
  Excessive trading.................................    96
  Shareholder communications........................   100

FINANCIAL HIGHLIGHTS................................   101

GLOSSARY OF INVESTMENT TERMS........................   102





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS BALANCED FUND

  Janus Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.


  In choosing investments for the Fund, the portfolio managers apply a "bottom up" approach with one portfolio manager focusing on the equity portion of the Fund and the other portfolio manager focusing on the fixed-income portion of the Fund. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies. The portfolio managers share day-to-day responsibility for the Fund's investments.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


2  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS


  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the




                                                          Risk/return summary  3

  Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings includes fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund's returns because the Fund will have to reinvest that money at lower prevailing interest rates.



  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where




4  Janus Investment Fund
  the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  JANUS BALANCED FUND - CLASS I


   Annual returns for periods ended 12/31
         23.51%    -2.16%    -5.04%    -6.56%    13.74%     8.71%     7.75%    10.56%    10.15%    -15.22%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 15.52%     Worst Quarter:  3rd-2008 -7.55%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -1.60%.



                                                  Average annual total return for periods ended 12/31/08
                                                  ------------------------------------------------------
                                                                                         Since Inception
                                                           1 year   5 years   10 years       (9/1/92)
  Class I Shares
    Return Before Taxes                                   -15.22%     3.88%     3.96%         9.35%
    Return After Taxes on Distributions                   -16.44%     3.01%     2.91%         7.73%
    Return After Taxes on Distributions and Sale of
       Fund Shares(1)                                      -9.00%     3.05%     2.91%         7.40%
  S&P 500(R) Index(2) (reflects no deduction for          -37.00%    -2.19%    -1.38%         6.91%
    expenses, fees, or taxes)
  Barclays Capital U.S. Aggregate Bond Index(3)             5.24%     4.65%     5.63%         6.34%
    (reflects no deduction for expenses, fees, or taxes)
  Barclays Capital U.S. Government/Credit Bond
    Index(4) (reflects no deduction for expenses, fees,     5.70%     4.64%     5.64%         6.43%
    or taxes)
  Balanced Index(5) (reflects no deduction for expenses,  -20.02%     1.06%     2.05%         6.94%
    fees, or taxes)

                                                        ------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (3) The Fund changed its secondary benchmark index from the Barclays Capital U.S. Government/Credit Bond Index to the Barclays Capital U.S. Aggregate Bond Index. Janus Capital believes that the new secondary benchmark index provides a more appropriate representation of the Fund's investments. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.


  (4) The Barclays Capital U.S. Government/Credit Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.


  (5) The Balanced Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500(R) Index (55%) and the Barclays Capital U.S. Aggregate Bond Index (45%).





6  Janus Investment Fund

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  7

JANUS CONTRARIAN FUND

  Janus Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS CONTRARIAN FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types



8  Janus Investment Fund
  of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the




                                                          Risk/return summary  9

  Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 13.0% of the Fund's investments were in emerging markets.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.




10  Janus Investment Fund

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  11

  JANUS CONTRARIAN FUND - CLASS I


   Annual returns for periods ended 12/31
                             -11.74%   -23.70%   53.26%    22.37%    16.02%    24.58%    21.22%    -48.11%
                              2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  2nd-2003 24.67%     Worst Quarter:  4th-2008 -27.53%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -15.16%.



                                                      Average annual total return for periods ended 12/31/08
                                                      ------------------------------------------------------
                                                                                             Since Inception
                                                                        1 year    5 years       (2/29/00)
  Class I Shares
    Return Before Taxes                                                -48.11%      2.16%          2.40%
    Return After Taxes on Distributions                                -48.46%      1.48%          1.89%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                                       -30.85%      2.10%          2.13%
  S&P 500(R) Index(2) (reflects no deduction for expenses, fees,       -37.00%     -2.19%         -2.89%
    or taxes)
  Morgan Stanley Capital International All Country World
    Index(SM)(3) (reflects no deduction for expenses, fees, or taxes)  -42.20%     -0.06%         -2.26%

                                                                     ---------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Morgan Stanley Capital International ("MSCI") All Country World Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.




12  Janus Investment Fund

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  13

JANUS ENTERPRISE FUND

  Janus Enterprise Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS ENTERPRISE FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $15.5 billion.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types



14  Janus Investment Fund
  of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  MID-SIZED COMPANIES RISK. Due to the Fund's investments in securities issued by mid-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to



                                                         Risk/return summary  15
  be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




16  Janus Investment Fund

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  17

  JANUS ENTERPRISE FUND - CLASS I


   Annual returns for periods ended 12/31
         121.90%   -30.52%   -39.93%   -28.28%   35.82%    20.69%    11.40%    13.22%    21.81%    -43.13%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 57.93%     Worst Quarter:  1st-2001 -32.66%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -6.42%.



                                                   Average annual total return for periods ended 12/31/08
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                            1 year   5 years   10 years       (9/1/92)
  Class I Shares
    Return Before Taxes                                    -43.13%     1.07%    -0.50%         7.52%
    Return After Taxes on Distributions                    -43.13%     1.07%    -0.65%         6.79%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           -28.04%     0.91%    -0.45%         6.40%
  Russell Midcap(R) Growth Index(2)                        -44.32%    -2.33%    -0.19%         6.43%
    (reflects no deduction for expenses, fees, or taxes)
  S&P MidCap 400 Index(3)                                  -36.23%    -0.08%     4.46%         9.96%
    (reflects no deduction for expenses, fees, or taxes)

                                                         ------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.
  (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.




18  Janus Investment Fund

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  19

JANUS FUND

  Janus Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Fund may invest in companies of any size, it generally invests in larger, more established companies. As of March 31, 2009, the Fund's weighted average market capitalization was $48.7 billion.


  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




20  Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in




                                                         Risk/return summary  21
  a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.




22  Janus Investment Fund

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


  JANUS FUND - CLASS I


   Annual returns for periods ended 12/31
         47.13%    -14.91%   -26.10%   -27.56%   31.71%     4.69%     3.98%    10.59%    15.22%    -39.84%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 25.12%     Worst Quarter:  3rd-2001 -25.82%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -4.37%.



                                                   Average annual total return for periods ended 12/31/08
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                            1 year   5 years   10 years       (2/5/70)
  Class I Shares
    Return Before Taxes                                    -39.84%    -3.55%    -3.01%         11.85%
    Return After Taxes on Distributions                    -39.93%    -3.61%    -3.51%          8.32%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           -25.79%    -2.98%    -2.44%          8.30%
  Russell 1000(R) Growth Index(2)                          -38.44%    -3.42%    -4.27%           N/A
    (reflects no deduction for expenses, fees, or taxes)
  S&P 500(R) Index(3)                                      -37.00%    -2.19%    -1.38%          9.69%
    (reflects no deduction for expenses, fees, or taxes)

                                                         ------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




                                                         Risk/return summary  23

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




24  Janus Investment Fund

JANUS GROWTH AND INCOME FUND

  Janus Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally emphasizing investments in common stocks. The Fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the Fund may invest include:

  - domestic and foreign common stocks
  - preferred stocks
  - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures
  - other securities with equity characteristics

  Equity securities may make up part or all of the income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. The Fund is not designed for investors who need consistent income, and the Fund's investment strategies could result in significant fluctuations of income.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable



                                                         Risk/return summary  25
  to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue.




26  Janus Investment Fund

  Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings may include fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a



                                                         Risk/return summary  27
  derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





28  Janus Investment Fund

  JANUS GROWTH AND INCOME FUND - CLASS I


   Annual returns for periods ended 12/31
         51.18%    -11.41%   -14.36%   -21.51%   24.65%    11.89%    12.48%     7.82%     8.69%    -42.48%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 29.20%     Worst Quarter:  4th-2008 -21.67%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -2.72%.



                                                  Average annual total return for periods ended 12/31/08
                                                  ------------------------------------------------------
                                                                                         Since Inception
                                                     1 year     5 years     10 years        (5/15/91)
  Class I Shares
    Return Before Taxes                             -42.48%      -3.24%      -0.49%           8.71%
    Return After Taxes on Distributions             -42.58%      -3.82%      -1.08%           7.51%
    Return After Taxes on Distributions and Sale
       of Fund Shares(1)                            -27.42%      -2.58%      -0.40%           7.37%
  S&P 500(R) Index(2) (reflects no deduction for    -37.00%      -2.19%      -1.38%           7.36%
    expenses, fees, or taxes)
  Russell 1000(R) Growth Index(3) (reflects no      -38.44%      -3.42%      -4.27%           5.72%
    deduction for expenses, fees, or taxes)

                                                  ------------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.




                                                         Risk/return summary  29

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




30  Janus Investment Fund

JANUS ORION FUND

  Janus Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS ORION FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of March 31, 2009, the Fund held stocks of 45 companies. Of these holdings, 30 comprised approximately 78.6% of the Fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. The Fund may also engage in short sales of stocks, structured notes, or other investments. For more information on derivatives, refer




                                                         Risk/return summary  31
  to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's



32  Janus Investment Fund

  NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  33

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





34  Janus Investment Fund

  JANUS ORION FUND - CLASS I


   Annual returns for periods ended 12/31
                             -14.69%   -29.77%   43.81%    14.90%    20.93%    18.64%    32.38%    -49.78%
                              2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  2nd-2003 23.59%     Worst Quarter:  4th-2008 -32.29%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -5.41%.



                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                                      1 year    5 years       (6/30/00)
  Class I Shares
    Return Before Taxes                                              -49.78%      1.85%         -4.70%
    Return After Taxes on Distributions                              -49.86%      1.75%         -4.77%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                                     -32.27%      1.57%         -3.89%
  Russell 3000(R) Growth Index(2)                                    -38.44%     -3.33%         -8.34%
    (reflects no deduction for expenses, fees, or taxes)
  S&P 500(R) Index(3)                                                -37.00%     -2.19%         -3.76%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ---------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth Index or the Russell 2000(R) Growth Index.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




                                                         Risk/return summary  35

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




36  Janus Investment Fund

JANUS RESEARCH CORE FUND

  Janus Research Core Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS RESEARCH CORE FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in equity securities selected for their growth potential. Eligible equity securities in which the Fund may invest include:

  - domestic and foreign common stocks
  - preferred stocks
  - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures
  - other securities with equity characteristics (including the use of derivatives)

  The Fund may invest in companies of any size.

  Janus Capital's equity research analysts (the "Research Team") select investments for the Fund. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team may emphasize investments in securities of U.S.-based issuers.

  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a



                                                         Risk/return summary  37
  better risk-reward opportunity, or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and




38  Janus Investment Fund
  the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities. The Fund compares and broadly matches its sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment



                                                         Risk/return summary  39
  obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





40  Janus Investment Fund

  JANUS RESEARCH CORE FUND(1) - CLASS I


   Annual returns for periods ended 12/31
         38.50%    -7.15%    -12.11%   -18.02%   23.27%    13.77%    16.36%    10.28%    11.71%    -43.15%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 23.53%     Worst Quarter:  4th-2008 -24.90%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -7.97%.



                                                 Average annual total return for periods ended 12/31/08
                                                 ------------------------------------------------------
                                                                                        Since Inception
                                                       1 year    5 years    10 years       (6/28/96)
  Class I Shares
    Return Before Taxes                               -43.15%     -1.50%      0.58%          6.69%
    Return After Taxes on Distributions               -43.58%     -2.00%     -0.13%          5.69%
    Return After Taxes on Distributions and Sale of
       Fund Shares(2)                                 -27.52%     -1.18%      0.37%          5.54%
  S&P 500(R) Index(3) (reflects no deduction for      -37.00%     -2.19%     -1.38%          4.17%
    expenses, fees, or taxes)
  Russell 1000(R) Growth Index(4) (reflects no        -38.44%     -3.42%     -4.27%          2.02%
    deduction for expenses, fees, or taxes)

                                                    ---------------------------------------------------



  (1) Formerly named Janus Fundamental Equity Fund.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.




                                                         Risk/return summary  41

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




42  Janus Investment Fund

JANUS RESEARCH FUND

  Janus Research Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS RESEARCH FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  Janus Capital's equity research analysts (the "Research Team") select investments for the Fund. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team may emphasize investments in securities of U.S.-based issuers.

  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the




                                                         Risk/return summary  43

  Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability




44  Janus Investment Fund
  to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities. The Fund compares and broadly matches its sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.




                                                         Risk/return summary  45

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





46  Janus Investment Fund

  JANUS RESEARCH FUND - CLASS I


   Annual returns for periods ended 12/31
         96.23%    -22.75%   -29.78%   -29.00%   32.11%    10.77%     6.82%     8.65%    24.52%    -44.36%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 42.72%     Worst Quarter:  4th-2008 -25.30%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -5.40%.



                                                 Average annual total return for periods ended 12/31/08
                                                 ------------------------------------------------------
                                                                                        Since Inception
                                                       1 year     5 years    10 years       (5/3/93)

  Class I Shares
    Return Before Taxes                                -44.36%     -2.29%      -1.17%         8.09%
    Return After Taxes on Distributions                -44.38%     -2.32%      -1.77%         6.62%
    Return After Taxes on Distributions and Sale of
       Fund Shares(1)                                  -28.80%     -1.93%      -1.08%         6.51%
  Russell 1000(R) Growth Index(2) (reflects no         -38.44%     -3.42%      -4.27%         5.08%
    deduction for expenses, fees, or taxes)
  S&P 500(R) Index(3) (reflects no deduction for       -37.00%     -2.19%      -1.38%         6.67%
    expenses, fees, or taxes)


                                                    ---------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




                                                         Risk/return summary  47

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




48  Janus Investment Fund

JANUS TRITON FUND

  Janus Triton Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS TRITON FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the Fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




                                                         Risk/return summary  49

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  SMALL- AND MID-SIZED COMPANIES RISK. The Fund invests its equity assets in securities issued by small- and mid-sized companies. Due to inherent risks such as their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth, small- and mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant impact or negative effect on the Fund's returns, especially as market conditions change.


  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other




50  Janus Investment Fund
  stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  51

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





52  Janus Investment Fund

  JANUS TRITON FUND - CLASS I


   Annual returns for periods ended 12/31
                                                                               15.85%    20.69%    -40.53%
                                                                                2006      2007      2008

   Best Quarter:  1st-2006 15.80%     Worst Quarter:  4th-2008 -23.79%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -1.18%.



                                         Average annual total return for periods ended 12/31/08
                                         ------------------------------------------------------
                                                                                Since Inception
                                                                      1 year       (2/25/05)
  Class I Shares
    Return Before Taxes                                              -40.53%         -0.45%
    Return After Taxes on Distributions                              -40.54%         -1.48%
    Return After Taxes on Distributions and Sale of Fund Shares(1)   -26.34%         -0.64%
  Russell 2500(TM) Growth Index(2)                                   -41.50%         -6.03%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ----------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 2500(TM) Growth Index measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values.


  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  53

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class I Shares of the Funds expect to incur during their fiscal year. The expense information shown includes administrative fee expenses. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class I Shares do not impose sales charges when you buy or sell the Funds' Class I Shares.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





54  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class I
 Sales charges.................................................................   None
 Redemption fee................................................................   None
 Exchange fee..................................................................   None


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                 Short    Acquired   Total Annual              Net Annual
                                                                 Sale      Fund(4)       Fund                     Fund
                                    Management      Other      Dividend   Fees and     Operating    Expense    Operating
                                      Fee(2)     Expenses(3)   Expenses   Expenses    Expenses(5)   Waivers   Expenses(5)
 Janus Balanced Fund -
      Class I                          0.55%        0.06%          N/A      0.00%        0.61%       0.00%       0.61%
 Janus Contrarian Fund(6) -
      Class I                          0.57%        0.13%(7)     0.06%(7)   0.01%        0.77%       0.00%       0.77%
 Janus Enterprise Fund -
      Class I                          0.64%        0.10%          N/A      0.01%        0.75%       0.00%       0.75%
 Janus Fund -
      Class I                          0.64%        0.06%          N/A      0.00%        0.70%       0.00%       0.70%
 Janus Growth and Income
   Fund - Class I                      0.62%        0.09%          N/A      0.01%        0.72%       0.00%       0.72%
 Janus Orion Fund -
      Class I                          0.64%        0.15%(8)     0.01%(8)   0.01%        0.81%       0.00%       0.81%
 Janus Research Core Fund(9) -
      Class I                          0.60%        0.19%          N/A      0.00%        0.79%       0.13%       0.66%
 Janus Research Fund(6) -
      Class I                          0.56%        0.22%          N/A      0.00%        0.78%         N/A       0.78%
 Janus Triton Fund -
      Class I                          0.64%        0.45%        0.00%(10)  0.01%        1.10%       0.04%       1.06%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

 (2) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital. For Janus Contrarian Fund and Janus Research Fund, this fee may adjust up or down monthly based on each Fund's performance relative to its respective benchmark index over the performance measurement period.


 (3) Since Class I Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class I Shares of the Funds expect to incur during their fiscal year. Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.


 (4) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class I Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.

--------------------------------------------------------------------------------




                                                         Risk/return summary  55

--------------------------------------------------------------------------------

  (5) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Funds' total annual fund operating expenses (excluding any performance adjustments to management fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


  (6) Janus Contrarian Fund and Janus Research Fund each pay an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64% for each of Janus Contrarian Fund and Janus Research Fund. Any such adjustment to this base fee rate commenced February 2007 for each of Janus Contrarian Fund and Janus Research Fund and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. Janus Contrarian Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.


  (7) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including short sale dividends and any applicable stock loan fees, Other Expenses are 0.19%.


  (8) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including short sale dividends and any applicable stock loan fees, Other Expenses are 0.16%.


  (9) Formerly named Janus Fundamental Equity Fund.


 (10) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Amounts less than 0.01% are included in Other Expenses.

--------------------------------------------------------------------------------




56  Janus Investment Fund

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                           1 Year   3 Years   5 Years   10 Years
                                           -------------------------------------
 Janus Balanced Fund - Class I              $  62    $ 195     $ 340     $   762
 Janus Contrarian Fund(1) - Class I         $  79    $ 246     $ 428     $   954
 Janus Enterprise Fund - Class I            $  77    $ 240     $ 417     $   930
 Janus Fund - Class I                       $  72    $ 224     $ 390     $   871
 Janus Growth and Income Fund - Class I     $  74    $ 230     $ 401     $   894
 Janus Orion Fund - Class I                 $  83    $ 259     $ 450     $ 1,002
 Janus Research Core Fund(2) - Class I      $  81    $ 252     $ 439     $   978
 Janus Research Fund(1) - Class I           $  80    $ 249     $ 433     $   966
 Janus Triton Fund - Class I                $ 112    $ 350     $ 606     $ 1,340



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
 (2) Formerly named Janus Fundamental Equity Fund.
--------------------------------------------------------------------------------




                                                         Risk/return summary  57

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio managers and/or investment personnel believe that those stocks will appreciate in value. The portfolio managers and/or investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers and/or investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Funds may sell a holding if, among other things, the security reaches the portfolio managers' and/or investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.

  JANUS BALANCED FUND and JANUS GROWTH AND INCOME FUND may each emphasize varying degrees of income. In the case of Janus Balanced Fund and Janus Growth and Income Fund, the portfolio managers may consider dividend-paying characteristics to a greater degree in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their investment objectives.

  JANUS CONTRARIAN FUND emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


58  Janus Investment Fund

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers and/or investment personnel seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure in emerging markets.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?


  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Janus Enterprise Fund and Janus Triton Fund. Although the other Funds offered by this Prospectus do not emphasize investments in companies of any particular size, Funds with a larger asset base are more likely to invest in larger, more established issuers.


4. HOW DO JANUS BALANCED FUND AND JANUS GROWTH AND INCOME FUND DIFFER FROM EACH OTHER?

  Janus Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. Janus Growth and Income Fund will normally invest at least 25% of its net assets in securities the portfolio manager believes have income potential. As a result, Janus Balanced Fund is expected to be less volatile than Janus Growth and Income Fund. Janus Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Janus Balanced Fund.

5. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

  Janus Balanced Fund and Janus Growth and Income Fund shift assets to varying degrees between the growth and income components of their portfolio holdings based on the portfolio managers' analyses of relevant market, financial, and economic conditions. If the portfolio managers believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth



                                   Principal investment strategies and risks  59
  component. Janus Balanced Fund's growth component will normally be 50-60% of its net assets. Janus Growth and Income Fund's growth component will normally be up to 75% of its net assets. In addition, the Funds' income component may consist of dividend-paying stocks which exhibit growth characteristics.

6. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

  The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential. Janus Growth and Income Fund may also utilize swaps as a means to gain exposure to certain common stocks.

7. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?


  Janus Balanced Fund's income component will consist primarily of fixed-income securities, which may include corporate debt securities, government obligations, mortgage-backed securities and other mortgage-related products, and short-term investments. The income component of Janus Growth and Income Fund will consist largely of equities and other securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities, equity derivatives, and all types of debt securities.


  Equity securities may be included in the income component of Janus Growth and Income Fund if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Janus Growth and Income Fund's income component may also exhibit growth characteristics. Janus Growth and Income Fund's income component may consist of structured securities such as equity-linked structured notes. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. Equity-linked structured notes are further described in the "Glossary of Investment Terms."




60  Janus Investment Fund

8. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY JANUS BALANCED FUND OR JANUS GROWTH AND INCOME FUND INVESTMENT?


  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. The income component of Janus Balanced Fund's holdings includes fixed-income securities. The income component of Janus Growth and Income Fund's holdings may include fixed-income securities.


9. HOW DOES THE PORTFOLIO MANAGER OF JANUS CONTRARIAN FUND DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio manager, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

10. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

11. WHAT ARE U.S. GOVERNMENT SECURITIES?

  The Funds, particularly Janus Balanced Fund, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations.



                                   Principal investment strategies and risks  61

  Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.

  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in



62  Janus Investment Fund
  gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF JANUS CONTRARIAN FUND AND JANUS ORION FUND AFFECT THE FUNDS' RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a Fund.

2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national



                                   Principal investment strategies and risks  63
    policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

  Within the parameters of its specific investment policies, each Fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). Janus Contrarian Fund has at times invested a significant portion of its assets in emerging markets and may continue to do so.

  To the extent that a Fund invests a significant amount of its assets in one or more countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and



64  Janus Investment Fund
  subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

5. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.




                                   Principal investment strategies and risks  65

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of the SAI for a description of bond rating categories.

7. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?


  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund's returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.


8. HOW DO THE FUNDS TRY TO REDUCE RISK?


  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.




66  Janus Investment Fund

  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers and/or investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Fund's portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable



                                   Principal investment strategies and risks  67
  capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of Janus Contrarian Fund's net assets and 35% or less of each of the other Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards,



68  Janus Investment Fund
    swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (for Janus Balanced Fund only, no more than 20% of the Fund's total assets)




  MORTGAGE- AND ASSET-BACKED SECURITIES


  Each Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. Each Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact a Fund's yield and your return.



  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.


  In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Fund's sensitivity to interest rate changes and causing its price to decline.





                                   Principal investment strategies and risks  69

  SHORT SALES

  Certain funds may engage in short sales. No more than 10% of a fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The funds may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a fund's losses are potentially unlimited in a short sale transaction. A fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the fund may be required to pay in connection with a short sale. Such payments may result in a fund having higher expenses than a fund that does not engage in short sales and may negatively affect the fund's performance.



  A fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the fund to similar risks. To the extent that the fund enters into short derivative positions, the fund may be exposed to risks similar to those associated with short sales, including the risk that the fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a fund's ability to fully implement a short selling strategy that could otherwise help the fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.




70  Janus Investment Fund

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's



                                   Principal investment strategies and risks  71
  portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."




72  Janus Investment Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES



  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.


  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).



                                                     Management of the Funds  73

  FIXED-RATE INVESTMENT ADVISORY FEE


  The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.




                                                                              Actual Investment
                                                            Contractual          Advisory Fee
                                       Average Daily        Investment          Rate (%) (for
                                        Net Assets       Advisory Fee (%)   the fiscal year ended
  Fund Name                             of the Fund        (annual rate)      October 31, 2008)
-------------------------------------------------------------------------------------------------
  Janus Balanced Fund                All Asset Levels          0.55                  0.55
  Janus Enterprise Fund              All Asset Levels          0.64                  0.64
  Janus Fund                         All Asset Levels          0.64                  0.64
  Janus Growth and Income Fund       All Asset Levels          0.62                  0.61(1)
  Janus Orion Fund                   All Asset Levels          0.64                  0.64
  Janus Research Core Fund(2)        All Asset Levels          0.60                  0.60
  Janus Triton Fund                  All Asset Levels          0.64                  0.63(1)(3)
-------------------------------------------------------------------------------------------------




  (1) The actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.

  (2) Formerly named Janus Fundamental Equity Fund.

  (3) Reflects any expense waivers in effect during the period.


  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  Janus Contrarian Fund and Janus Research Fund each pay an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective February 2007 for each of Janus Contrarian Fund and Janu Research Fund. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Fund's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if a Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Fund underperformed its benchmark index over the performance




74  Janus Investment Fund
  measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.



                                                          Performance     Actual Investment
                                                           Adjusted          Advisory Fee
                                         Performance      Investment        Rate (%) (for
                            Base Fee      Hurdle vs.     Advisory Fee   the fiscal year ended
  Fund Name                 Rate (%)   Benchmark Index     Rate (%)       October 31, 2008)
---------------------------------------------------------------------------------------------
  Janus Contrarian Fund       0.64         +/-7.00%          0.76                0.76
  Janus Research Fund         0.64         +/-5.00%          0.78                0.78
---------------------------------------------------------------------------------------------







  For Janus Contrarian Fund and Janus Research Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:


  Fund Name                                     Benchmark Index
----------------------------------------------------------------------------
  Janus Contrarian Fund                         S&P 500(R) Index
  Janus Research Fund                           Russell 1000(R) Growth Index



  Only the base fee rate applied until February 2007 for each of Janus Contrarian Fund and Janus Research Fund, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for each of Janus Contrarian Fund and Janus Research Fund.





                                                     Management of the Funds  75

  No Performance Adjustment is applied unless the difference between a Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.



  The application of an expense limit, if any, will have a positive effect upon a Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  For performance measurement periods prior to July 6, 2009, a Fund calculated its Performance Adjustment by comparing the performance of the initial share class against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of that Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.





76  Janus Investment Fund

  The Funds' SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Balanced Fund                                     0.76
  Janus Contrarian Fund(1)                                0.89
  Janus Enterprise Fund                                   0.90
  Janus Fund                                              0.78
  Janus Growth and Income Fund                            0.73
  Janus Orion Fund                                        0.90
  Janus Research Core Fund(2)                             0.66
  Janus Triton Fund                                       1.05
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

  (2) Formerly named Janus Fundamental Equity Fund.




                                                     Management of the Funds  77

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS BALANCED FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Marc Pinto and Gibson Smith jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Pinto focuses on the equity portion of the Fund. Mr. Smith focuses on the fixed-income portion of the Fund.

    MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as an analyst. Mr. Pinto holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since May 2005. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Mr. Smith holds a Bachelor's degree in Economics from the University of Colorado.

JANUS CONTRARIAN FUND
--------------------------------------------------------------------------------
    DAVID C. DECKER, CFA, is Executive Vice President and Portfolio Manager of Janus Contrarian Fund, which he has managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.




78  Janus Investment Fund

JANUS ENTERPRISE FUND
--------------------------------------------------------------------------------
    BRIAN DEMAIN, CFA, is Executive Vice President and Portfolio Manager of Janus Enterprise Fund, which he has managed since November 2007. He served as Assistant Portfolio Manager of the Fund from September 2004 to October 2007. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld
    '67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.

JANUS FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Jonathan D. Coleman and Daniel Riff are responsible for the day-to-day management of the Fund. Mr. Coleman, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

    JONATHAN D. COLEMAN, CFA, is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Fund, which he has co-managed since November 2007. Mr. Coleman was Portfolio Manager of Janus Enterprise Fund from February 2002 to October 2007. Mr. Coleman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.

    DANIEL RIFF is Executive Vice President and Co-Portfolio Manager of Janus Fund, which he has co-managed since November 2007. Mr. Riff is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2003 as an analyst. Prior to joining Janus Capital, Mr. Riff was a student at the University of Pennsylvania (2002-2004). Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.

JANUS GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
    MARC PINTO, CFA, is Executive Vice President and Portfolio Manager of
    Janus Growth and Income Fund, which he has managed since November 2007.
    Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined
    Janus Capital in 1994 as an analyst. Mr. Pinto holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.




                                                     Management of the Funds  79

JANUS ORION FUND
--------------------------------------------------------------------------------
    JOHN EISINGER is Executive Vice President and Portfolio Manager of Janus Orion Fund, which he has managed since January 2008. He joined Janus
    Capital in 2003 as an equity research analyst. Prior to joining Janus Capital, Mr. Eisinger was an equity analyst for Palantir Partners LP from 2002 to 2003. Mr. Eisinger holds a Bachelor's degree (summa cum laude) in Finance from Boston College, Carroll School of Management.

JANUS RESEARCH CORE FUND
--------------------------------------------------------------------------------
    The Research Team (Janus Capital's equity research analysts) selects investments for Janus Research Core Fund and has done so since November 2007.

    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Fund. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.

JANUS RESEARCH FUND
--------------------------------------------------------------------------------
    The Research Team (Janus Capital's equity research analysts) selects investments for Janus Research Fund and has done so since February 2006.

    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Fund. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.




80  Janus Investment Fund

JANUS TRITON FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Chad Meade and Brian A. Schaub jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    CHAD MEADE is Executive Vice President and Co-Portfolio Manager of Janus Triton Fund, which he has co-managed since July 2006. He is also Portfolio Manager of other accounts. In addition, Mr. Meade performs duties as a research analyst. Mr. Meade joined Janus Capital in 2001 as an equity research analyst. He holds a Bachelor's degree (summa cum laude) in Finance from Virginia Tech.

    BRIAN A. SCHAUB, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Triton Fund, which he has co-managed since July 2006. He is also Portfolio Manager of other Janus accounts. In addition, Mr. Schaub performs duties as a research analyst. Mr. Schaub joined Janus Capital in 2000 as an equity research analyst. He holds a Bachelor's degree (cum laude) in Economics from Williams College. Mr. Schaub holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers and/or investment personnel is included in the SAI.




                                                     Management of the Funds  81

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class I Shares are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.



82  Janus Investment Fund

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



                                                           Other information  83
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




84  Janus Investment Fund

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  85

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income for Janus Balanced Fund and Janus Growth and Income Fund are normally declared and distributed in March, June, September, and December. Dividends from net investment income for the other Funds are normally declared and distributed in December. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your

86  Janus Investment Fund
  shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181). Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made



                                                     Distributions and taxes  87
  available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





88  Janus Investment Fund

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SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. The Shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.


  The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans and foundations/endowments. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events

                                                         Shareholder's guide  89
  include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




90  Janus Investment Fund

ADMINISTRATIVE FEES

  Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class I Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or



                                                         Shareholder's guide  91
  their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."




92  Janus Investment Fund

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.




                                                         Shareholder's guide  93

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCHANGES

  Contact your financial intermediary, a Janus representative (1-800-333-1181), or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received.


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents.




94  Janus Investment Fund

  Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not



                                                         Shareholder's guide  95
  all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.



  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and




96  Janus Investment Fund

  (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.




                                                         Shareholder's guide  97

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.




98  Janus Investment Fund

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus



                                                         Shareholder's guide  99

  Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to September 30.





100  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Funds since Class I Shares of the Funds are new.


                                                       Financial highlights  101

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


102  Janus Investment Fund

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                               Glossary of investment terms  103
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




104  Janus Investment Fund

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                               Glossary of investment terms  105

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



106  Janus Investment Fund

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





                                               Glossary of investment terms  107

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



108  Janus Investment Fund
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                               Glossary of investment terms  109

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                                  July 2, 2009




                                  GROWTH & CORE
                                    Janus Forty Fund





                              JANUS INVESTMENT FUND
                                 CLASS R SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes Janus Forty Fund (the "Fund"), a portfolio of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund.

              The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Only Class R Shares (the "Shares") are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Forty Fund...................................     2

FEES AND EXPENSES....................................     8

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    11
  Risks..............................................    12
  Frequently asked questions about certain risks.....    13
  General portfolio policies.........................    15

MANAGEMENT OF THE FUND
  Investment adviser.................................    21
  Management expenses................................    21
  Investment personnel...............................    23

OTHER INFORMATION....................................    24

DISTRIBUTIONS AND TAXES..............................    28

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    31
  Distribution and service fees......................    33
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    33
  Purchases..........................................    35
  Exchanges..........................................    36
  Redemptions........................................    36
  Excessive trading..................................    37
  Shareholder communications.........................    41

FINANCIAL HIGHLIGHTS.................................    42

GLOSSARY OF INVESTMENT TERMS.........................    45





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS FORTY FUND

  Janus Forty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS FORTY FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


2  Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more



                                                          Risk/return summary  3
  susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




4  Janus Investment Fund

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class R Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class R Shares of Janus Adviser Forty Fund ("JAD predecessor fund") into Class R Shares of the Fund. The performance shown for Class R Shares reflects the performance of the JAD predecessor fund's Class R Shares from September 30, 2004 to July 6, 2009 (prior to the reorganization). For the periods August 1, 2000 to September 30, 2004, the performance shown for Class R Shares reflects the historical performance of the JAD predecessor fund's Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class R Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series - Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund).



  The performance shown for the periods September 30, 2004 to July 6, 2009 was calculated using the fees and expenses of Class R Shares of the JAD predecessor fund, net of any fee and expense limitations or waivers. The performance shown for certain periods prior to September 30, 2004, was calculated using the fees and expenses of Class R Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  JANUS FORTY FUND - CLASS R


   Annual returns for periods ended 12/31
         65.85%    -16.58%   -22.02%   -16.06%   18.72%    17.36%    14.29%     9.94%    35.22%    -44.16%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 41.55%     Worst Quarter:  4th-2008 -25.15%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -0.92%.



                                                     Average annual total return for periods ended 12/31/08
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                       1 year    5 years    10 years          (5/1/97)
  Class R Shares
    Return Before Taxes                               -44.16%      2.17%      1.81%            7.70%
    Return After Taxes on Distributions               -44.62%      1.90%      1.63%            7.53%
    Return After Taxes on Distributions and Sale of
       Fund Shares(1)                                 -28.10%      1.89%      1.54%            6.85%
  Russell 1000(R) Growth Index(2) (reflects no        -38.44%     -3.42%     -4.27%            0.76%
    deduction for expenses, fees, or taxes)
  S&P 500(R) Index(3) (reflects no deduction for      -37.00%     -2.19%     -1.38%            2.77%
    expenses, fees, or taxes)

                                                    -------------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




6  Janus Investment Fund

  After-tax returns are calculated using distributions for the JAD predecessor fund's Class R Shares for the period September 30, 2004 to July 6, 2009; and for the JAD predecessor fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  7

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class R Shares of the Fund. Expense information shown reflects estimated annualized expenses that Class R Shares of the Fund expect to incur during their fiscal year. It is important for you to know that a decline in the Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Fund. Significant declines in the Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Class R Shares do not impose sales charges when you buy or sell the Fund's Class R Shares.


  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.






8  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class R
 Sales charges.................................................................   None
 Redemption fee................................................................   None
 Exchange fee..................................................................   None


--------------------------------------------------------------------------------


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                                  Acquired     Total                  Net
                                       Distribution                Fund(5)  Annual Fund           Annual Fund
                           Management     (12b-1)       Other     Fees and   Operating   Expense   Operating
                             Fee(2)       Fees(3)    Expenses(4)  Expenses  Expenses(6)  Waivers  Expenses(6)
  Janus Forty Fund -
    Class R                   0.64%        0.50%        0.26%       0.01%      1.41%      0.00%      1.41%



--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
  (2) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital.
  (3) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (4) Since Class R Shares of the Fund did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class R Shares of the Fund expect to incur during their fiscal year. Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class R Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.


  (5) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Since Class R Shares of the Fund did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. The Fund's "ratio of gross expenses to average net assets" appearing in the Financial Highlights table does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above.


  (6) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus.



--------------------------------------------------------------------------------




                                                          Risk/return summary  9

--------------------------------------------------------------------------------
 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest
 $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                         1 Year   3 Years   5 Years   10 Years
                                         -------------------------------------
 Janus Forty Fund - Class R               $ 144    $ 446     $ 771     $ 1,691



--------------------------------------------------------------------------------




10  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that those stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio manager seeks companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure in emerging markets.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share

                                   Principal investment strategies and risks  11
  of the company's stock by the total number of its shares outstanding. The Fund does not emphasize investments in companies of any particular size.

RISKS

  Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.

  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that the Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund's Statement of Additional Information ("SAI").




12  Janus Investment Fund

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF THE FUND AFFECT ITS RISK
   PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio manager has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund. Since the Fund normally invests primarily in a core portfolio of 20-40 common stocks, this risk may be increased.

2. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

3. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.




                                   Principal investment strategies and risks  13

4. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.




14  Janus Investment Fund

5. HOW DOES THE FUND TRY TO REDUCE RISK?


  The Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.




                                   Principal investment strategies and risks  15

  PORTFOLIO TURNOVER
  In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. Changes are normally made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a fund. A fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.





16  Janus Investment Fund

  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (35% or less of the Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis



  SHORT SALES

  The Fund may engage in short sales. No more than 10% of the Fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Fund may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender




                                   Principal investment strategies and risks  17
  may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Fund's losses are potentially unlimited in a short sale transaction. The Fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund's performance.



  The Fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, the Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, the Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."




18  Janus Investment Fund

  SECURITIES LENDING
  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.


  SPECIAL SITUATIONS

  The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security;



                                   Principal investment strategies and risks  19
  or (v) significant changes in cost structure. The Fund's performance could suffer from its investments in "special situations."




20  Janus Investment Fund

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES


  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative services fees, the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.



  The following table reflects the Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers).



                                                      Management of the Fund  21

  The Fund pays an investment advisory fee at a fixed rate based on the Fund's average daily net assets.


                                                                       Actual Investment
                                                     Contractual          Advisory Fee
                                Average Daily        Investment         Rate(1) (%) (for
                                 Net Assets       Advisory Fee (%)   the fiscal year ended
  Fund Name                      of the Fund        (annual rate)        July 31, 2008)
------------------------------------------------------------------------------------------
  Janus Forty Fund            All Asset Levels          0.64                 0.62(2)
------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) In addition to other expense waivers, the actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.



  A discussion regarding the basis for the Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Forty Fund                                        0.78
--------------------------------------------------------------------------






22  Janus Investment Fund

INVESTMENT PERSONNEL

JANUS FORTY FUND
--------------------------------------------------------------------------------
    RON SACHS, CFA, is Executive Vice President and Portfolio Manager of Janus Forty Fund, which he has managed since January 2008. Mr. Sachs was Portfolio Manager of Janus Orion Fund from its inception (June 2000) to December 2007 and Janus Triton Fund from its inception (February 2005) to February 2006. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. He holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




                                                      Management of the Fund  23

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class R Shares are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. The Shares are not offered directly to individual investors. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  The Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final

24  Janus Investment Fund
  settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties



                                                           Other information  25
  to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.




26  Janus Investment Fund

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  27

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

28  Janus Investment Fund
  buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




                                                     Distributions and taxes  29

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





30  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. The Shares offer the ability for payment of up to 0.50% of net assets to financial intermediaries for the provision of distribution services and, to a certain extent, shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of the plan or plan participants. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures

                                                         Shareholder's guide  31
  established by and under the supervision of the Fund's Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund



32  Janus Investment Fund
  is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN


  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class R Shares (the "Class R Plan"), the Fund may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and shareholder servicing of Class R Shares at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of the Fund. Under the terms of the Class R Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder services performed by such entities for their customers who are investors in the Fund.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class R Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of the Fund for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers and other financial intermediaries for providing these services to their customers who invest in the Fund.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing,



                                                         Shareholder's guide  33
  promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class R Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares




34  Janus Investment Fund
  of the Fund and, if applicable, considering which share class of the Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement platforms and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $2,500.




                                                         Shareholder's guide  35

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received.


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement platforms and other financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.




36  Janus Investment Fund

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able



                                                         Shareholder's guide  37
  to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Fund attempts to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).

  Generally, a purchase and redemption of Shares from the Fund within 90 calendar days (i.e., "round trip") may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.


  The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Fund's Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus



38  Janus Investment Fund
  the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price



                                                         Shareholder's guide  39
  arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in



40  Janus Investment Fund

    Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab at janus.com/info.


  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.





                                                         Shareholder's guide  41

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights table is intended to help you understand the Fund's financial performance for each fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.



  Janus Forty Fund commenced operations on July 6, 2009, after the reorganization of Class R Shares of Janus Adviser Forty Fund (the "predecessor fund") into the Fund. For Janus Forty Fund, the financial highlights shown are for the Class R Shares of the predecessor fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


  The total return in the table represents the rate that an investor would have earned (or lost) on an investment in Class R Shares of the Fund (assuming reinvestment of all dividends and distributions).


42  Janus Investment Fund

JANUS FORTY FUND - CLASS R*
                                                                                            Janus Adviser
                                                                                        Forty Fund - Class R
--------------------------------------------------------------------------------------------------------------------------------
                                                                    Period ended
                                                                     January 31             Years or Period ended July 31
                                                                       2009(1)         2008         2007       2006      2005(2)
                                                                     (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                   $39.07         $33.99      $28.18     $27.28      $22.32

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                           (0.04)         (0.02)          --       0.05      (0.05)
 Net gain/(loss) on securities (both realized and unrealized)          (16.47)           5.11        6.90       0.85        5.01

 Total from investment operations                                      (16.51)           5.09        6.90       0.90        4.96

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                       --             --      (0.05)         --          --
 Distributions from capital gains                                       (1.25)         (0.01)      (1.04)         --          --

 Total distributions                                                    (1.25)         (0.01)      (1.09)         --          --


 NET ASSET VALUE, END OF PERIOD                                         $21.31         $39.07      $33.99     $28.18      $27.28


 Total return(3)                                                      (42.32)%         14.96%      24.92%      3.30%      22.22%

 Net assets, end of period (in thousands)                              $89,403       $101,590     $21,923     $6,849         $12
 Average net assets for the period (in thousands)                      $86,987        $53,811     $12,731     $2,130         $11
 Ratio of gross expenses to average net assets(4)(5)(6)(7)(8)            1.40%          1.40%       1.43%      1.45%       1.42%
 Ratio of net expenses to average net assets(4)(8)(9)                    1.40%          1.39%       1.43%      1.44%       1.42%
 Ratio of net investment income/(loss) to average net assets(4)        (0.69)%        (0.38)%     (0.15)%      0.05%     (0.51)%
 Portfolio turnover rate(4)                                                78%            40%         22%        55%         45%
--------------------------------------------------------------------------------------------------------------------------------





  * Effective July 6, 2009, Class R Shares of Janus Adviser Forty Fund (the "predecessor fund") were reorganized into Class R Shares of Janus Forty Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Period September 30, 2004 (inception of Class R Shares) through July 31,
    2005.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 1.40% in 2009 (unaudited), 1.40% in 2008, 1.43% in 2007, 1.46%
    in 2006, and 1.42% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.

(7) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.




                                                        Financial highlights  43

(8) The expense ratio includes dividends on short positions. The ratio would be 1.40% in 2007 and 1.42% in 2006, without the inclusion of dividends on short positions.
(9) The expense ratio reflects expenses after any expense offset arrangements.




44  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  45

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.




46  Janus Investment Fund

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the



                                                Glossary of investment terms  47
  issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




48  Janus Investment Fund

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  49

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





50  Janus Investment Fund

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the



                                                Glossary of investment terms  51
  price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




52  Janus Investment Fund

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.


           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)


                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                              July 2, 2009




                              GROWTH & CORE
                                Janus Balanced Fund
                                Janus Contrarian Fund
                                Janus Enterprise Fund
                                Janus Fund
                                Janus Growth and Income Fund
                                Janus Orion Fund
                                Janus Research Core Fund
                                  (formerly named Janus Fundamental Equity Fund)
                                Janus Triton Fund


                              JANUS INVESTMENT FUND
                                 CLASS R SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes eight portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.

              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class R Shares (the "Shares") are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Balanced Fund................................     2
  Janus Contrarian Fund..............................     8
  Janus Enterprise Fund..............................    14
  Janus Fund.........................................    20
  Janus Growth and Income Fund.......................    25
  Janus Orion Fund...................................    31
  Janus Research Core Fund...........................    37
  Janus Triton Fund..................................    43

FEES AND EXPENSES....................................    48

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    52
  Risks..............................................    56
  Frequently asked questions about certain risks.....    57
  General portfolio policies.........................    60

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    67
  Management expenses................................    67
  Investment personnel...............................    72

OTHER INFORMATION....................................    75

DISTRIBUTIONS AND TAXES..............................    79

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    82
  Distribution and service fees......................    84
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    84
  Purchases..........................................    86
  Exchanges..........................................    87
  Redemptions........................................    87
  Excessive trading..................................    88
  Shareholder communications.........................    92

FINANCIAL HIGHLIGHTS.................................    93

GLOSSARY OF INVESTMENT TERMS.........................    94





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS BALANCED FUND

  Janus Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.


  In choosing investments for the Fund, the portfolio managers apply a "bottom up" approach with one portfolio manager focusing on the equity portion of the Fund and the other portfolio manager focusing on the fixed-income portion of the Fund. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies. The portfolio managers share day-to-day responsibility for the Fund's investments.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


2  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS


  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the




                                                          Risk/return summary  3

  Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings includes fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund's returns because the Fund will have to reinvest that money at lower prevailing interest rates.



  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where




4  Janus Investment Fund
  the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class R Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class R Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  JANUS BALANCED FUND - CLASS R


   Annual returns for periods ended 12/31
         23.00%    -2.65%    -5.48%    -7.05%    13.29%     8.20%     7.14%    10.00%     9.69%    -15.48%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 15.42%     Worst Quarter:  3rd-2008 -7.81%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -1.72%.



                                                  Average annual total return for periods ended 12/31/08
                                                  ------------------------------------------------------
                                                                                         Since Inception
                                                           1 year   5 years   10 years       (9/1/92)
  Class R Shares
    Return Before Taxes                                   -15.48%     3.40%     3.49%         9.00%
    Return After Taxes on Distributions                   -16.70%     2.55%     2.46%         7.43%
    Return After Taxes on Distributions and Sale of
       Fund Shares(1)                                      -9.18%     2.65%     2.51%         7.11%
  S&P 500(R) Index(2) (reflects no deduction for          -37.00%    -2.19%    -1.38%         6.91%
    expenses, fees, or taxes)
  Barclays Capital U.S. Aggregate Bond Index(3)             5.24%     4.65%     5.63%         6.34%
    (reflects no deduction for expenses, fees, or taxes)
  Barclays Capital U.S. Government/Credit Bond
    Index(4) (reflects no deduction for expenses, fees,     5.70%     4.64%     5.64%         6.43%
    or taxes)
  Balanced Index(5) (reflects no deduction for expenses,  -20.02%     1.06%     2.05%         6.94%
    fees, or taxes)

                                                        ------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (3) The Fund changed its secondary benchmark index from the Barclays Capital U.S. Government/Credit Bond Index to the Barclays Capital U.S. Aggregate Bond Index. Janus Capital believes that the new secondary benchmark index provides a more appropriate representation of the Fund's investments. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.


  (4) The Barclays Capital U.S. Government/Credit Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.


  (5) The Balanced Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500(R) Index (55%) and the Barclays Capital U.S. Aggregate Bond Index (45%).





6  Janus Investment Fund

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  7

JANUS CONTRARIAN FUND

  Janus Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS CONTRARIAN FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types



8  Janus Investment Fund
  of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the




                                                          Risk/return summary  9

  Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 13.0% of the Fund's investments were in emerging markets.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.




10  Janus Investment Fund

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class R Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class R Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  11

  JANUS CONTRARIAN FUND - CLASS R


   Annual returns for periods ended 12/31
                             -12.28%   -24.18%   52.64%    21.63%    15.26%    23.83%    20.53%    -48.25%
                              2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  2nd-2003 24.56%     Worst Quarter:  4th-2008 -27.53%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -15.37%.



                                                      Average annual total return for periods ended 12/31/08
                                                      ------------------------------------------------------
                                                                                             Since Inception
                                                                        1 year    5 years       (2/29/00)
  Class R Shares
    Return Before Taxes                                                -48.25%      1.61%          1.88%
    Return After Taxes on Distributions                                -48.60%      0.94%          1.38%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                                       -30.94%      1.63%          1.68%
  S&P 500(R) Index(2) (reflects no deduction for expenses, fees,       -37.00%     -2.19%         -2.89%
    or taxes)
  Morgan Stanley Capital International All Country World
    Index(SM)(3) (reflects no deduction for expenses, fees, or taxes)  -42.20%     -0.06%         -2.26%

                                                                     ---------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Morgan Stanley Capital International ("MSCI") All Country World Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.




12  Janus Investment Fund

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  13

JANUS ENTERPRISE FUND

  Janus Enterprise Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS ENTERPRISE FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $15.5 billion.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types



14  Janus Investment Fund
  of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  MID-SIZED COMPANIES RISK. Due to the Fund's investments in securities issued by mid-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to



                                                         Risk/return summary  15
  be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




16  Janus Investment Fund

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class R Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class R Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  17

  JANUS ENTERPRISE FUND - CLASS R


   Annual returns for periods ended 12/31
         121.07%   -30.99%   -40.32%   -28.83%   35.58%    20.35%    10.65%    12.69%    21.40%    -43.22%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 57.93%     Worst Quarter:  1st-2001 -33.27%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -6.42%.



                                                   Average annual total return for periods ended 12/31/08
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                            1 year   5 years   10 years       (9/1/92)
  Class R Shares
    Return Before Taxes                                    -43.22%     0.68%    -0.95%         7.12%
    Return After Taxes on Distributions                    -43.22%     0.68%    -1.10%         6.43%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           -28.09%     0.58%    -0.83%         6.06%
  Russell Midcap(R) Growth Index(2)                        -44.32%    -2.33%    -0.19%         6.43%
    (reflects no deduction for expenses, fees, or taxes)
  S&P MidCap 400 Index(3)                                  -36.23%    -0.08%     4.46%         9.96%
    (reflects no deduction for expenses, fees, or taxes)

                                                         ------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.
  (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.




18  Janus Investment Fund

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  19

JANUS FUND

  Janus Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Fund may invest in companies of any size, it generally invests in larger, more established companies. As of March 31, 2009, the Fund's weighted average market capitalization was $48.7 billion.


  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




20  Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in




                                                         Risk/return summary  21
  a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class R Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class R Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.




22  Janus Investment Fund

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


  JANUS FUND - CLASS R


   Annual returns for periods ended 12/31
         46.73%    -16.05%   -26.18%   -28.63%   31.71%     4.23%     2.91%    10.04%    15.17%    -39.84%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 25.12%     Worst Quarter:  3rd-2001 -26.58%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -4.37%.



                                                   Average annual total return for periods ended 12/31/08
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                            1 year   5 years   10 years       (2/5/70)
  Class R Shares
    Return Before Taxes                                    -39.84%    -3.94%    -3.44%         11.58%
    Return After Taxes on Distributions                    -39.93%    -4.00%    -3.93%          8.09%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           -25.79%    -3.30%    -2.77%          8.08%
  Russell 1000(R) Growth Index(2)                          -38.44%    -3.42%    -4.27%           N/A
    (reflects no deduction for expenses, fees, or taxes)
  S&P 500(R) Index(3)                                      -37.00%    -2.19%    -1.38%          9.69%
    (reflects no deduction for expenses, fees, or taxes)

                                                         ------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




                                                         Risk/return summary  23

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




24  Janus Investment Fund

JANUS GROWTH AND INCOME FUND

  Janus Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally emphasizing investments in common stocks. The Fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the Fund may invest include:

  - domestic and foreign common stocks
  - preferred stocks
  - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures
  - other securities with equity characteristics

  Equity securities may make up part or all of the income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. The Fund is not designed for investors who need consistent income, and the Fund's investment strategies could result in significant fluctuations of income.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable



                                                         Risk/return summary  25
  to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue.




26  Janus Investment Fund

  Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings may include fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a



                                                         Risk/return summary  27
  derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class R Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class R Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





28  Janus Investment Fund

  JANUS GROWTH AND INCOME FUND - CLASS R


   Annual returns for periods ended 12/31
         50.57%    -12.03%   -14.70%   -22.01%   24.24%    11.33%    11.75%     7.18%     8.37%    -42.62%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 29.10%     Worst Quarter:  4th-2008 -21.67%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -2.72%.



                                                  Average annual total return for periods ended 12/31/08
                                                  ------------------------------------------------------
                                                                                         Since Inception
                                                     1 year     5 years     10 years        (5/15/91)
  Class R Shares
    Return Before Taxes                             -42.62%      -3.68%      -0.96%           8.30%
    Return After Taxes on Distributions             -42.72%      -4.25%      -1.54%           7.14%
    Return After Taxes on Distributions and Sale
       of Fund Shares(1)                            -27.51%      -2.94%      -0.78%           7.02%
  S&P 500(R) Index(2) (reflects no deduction for    -37.00%      -2.19%      -1.38%           7.36%
    expenses, fees, or taxes)
  Russell 1000(R) Growth Index(3) (reflects no      -38.44%      -3.42%      -4.27%           5.72%
    deduction for expenses, fees, or taxes)

                                                  ------------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.




                                                         Risk/return summary  29

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




30  Janus Investment Fund

JANUS ORION FUND

  Janus Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS ORION FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of March 31, 2009, the Fund held stocks of 45 companies. Of these holdings, 30 comprised approximately 78.6% of the Fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. The Fund may also engage in short sales of stocks, structured notes, or other investments. For more information on derivatives, refer




                                                         Risk/return summary  31
  to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's



32  Janus Investment Fund

  NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  33

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class R Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class R Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





34  Janus Investment Fund

  JANUS ORION FUND - CLASS R


   Annual returns for periods ended 12/31
                             -15.06%   -30.18%   43.42%    14.47%    20.22%    18.02%    31.90%    -49.93%
                              2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  2nd-2003 23.46%     Worst Quarter:  4th-2008 -32.29%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -5.50%.



                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                                      1 year    5 years       (6/30/00)
  Class R Shares
    Return Before Taxes                                              -49.93%      1.41%         -5.11%
    Return After Taxes on Distributions                              -50.01%      1.32%         -5.18%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                                     -32.37%      1.19%         -4.22%
  Russell 3000(R) Growth Index(2)                                    -38.44%     -3.33%         -8.34%
    (reflects no deduction for expenses, fees, or taxes)
  S&P 500(R) Index(3)                                                -37.00%     -2.19%         -3.76%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ---------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth Index or the Russell 2000(R) Growth Index.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




                                                         Risk/return summary  35

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




36  Janus Investment Fund

JANUS RESEARCH CORE FUND

  Janus Research Core Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS RESEARCH CORE FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in equity securities selected for their growth potential. Eligible equity securities in which the Fund may invest include:

  - domestic and foreign common stocks
  - preferred stocks
  - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures
  - other securities with equity characteristics (including the use of derivatives)

  The Fund may invest in companies of any size.

  Janus Capital's equity research analysts (the "Research Team") select investments for the Fund. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team may emphasize investments in securities of U.S.-based issuers.

  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a



                                                         Risk/return summary  37
  better risk-reward opportunity, or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and




38  Janus Investment Fund
  the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities. The Fund compares and broadly matches its sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment



                                                         Risk/return summary  39
  obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class R Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class R Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





40  Janus Investment Fund

  JANUS RESEARCH CORE FUND(1) - CLASS R


   Annual returns for periods ended 12/31
         37.94%    -7.64%    -12.53%   -18.52%   22.80%    13.22%    15.65%     9.67%    11.31%    -43.31%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 23.44%     Worst Quarter:  4th-2008 -24.90%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -7.97%.



                                                 Average annual total return for periods ended 12/31/08
                                                 ------------------------------------------------------
                                                                                        Since Inception
                                                       1 year    5 years    10 years       (6/28/96)
  Class R Shares
    Return Before Taxes                               -43.31%     -1.95%      0.10%          6.26%
    Return After Taxes on Distributions               -43.74%     -2.45%     -0.59%          5.30%
    Return After Taxes on Distributions and Sale of
       Fund Shares(2)                                 -27.63%     -1.56%     -0.01%          5.18%
  S&P 500(R) Index(3) (reflects no deduction for      -37.00%     -2.19%     -1.38%          4.17%
    expenses, fees, or taxes)
  Russell 1000(R) Growth Index(4) (reflects no        -38.44%     -3.42%     -4.27%          2.02%
    deduction for expenses, fees, or taxes)

                                                    ---------------------------------------------------



  (1) Formerly named Janus Fundamental Equity Fund.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.




                                                         Risk/return summary  41

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




42  Janus Investment Fund

JANUS TRITON FUND

  Janus Triton Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS TRITON FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the Fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




                                                         Risk/return summary  43

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  SMALL- AND MID-SIZED COMPANIES RISK. The Fund invests its equity assets in securities issued by small- and mid-sized companies. Due to inherent risks such as their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth, small- and mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant impact or negative effect on the Fund's returns, especially as market conditions change.


  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other




44  Janus Investment Fund
  stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  45

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class R Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class R Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





46  Janus Investment Fund

  JANUS TRITON FUND - CLASS R


   Annual returns for periods ended 12/31
                                                                               15.25%    19.96%    -40.87%
                                                                                2006      2007      2008

   Best Quarter:  1st-2006 15.69%     Worst Quarter:  4th-2008 -23.79%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -1.23%.



                                         Average annual total return for periods ended 12/31/08
                                         ------------------------------------------------------
                                                                                Since Inception
                                                                      1 year       (2/25/05)
  Class R Shares
    Return Before Taxes                                              -40.87%         -1.01%
    Return After Taxes on Distributions                              -40.88%         -2.03%
    Return After Taxes on Distributions and Sale of Fund Shares(1)   -26.34%         -0.64%
  Russell 2500(TM) Growth Index(2)                                   -41.50%         -6.03%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ----------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 2500(TM) Growth Index measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values.


  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  47

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class R Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class R Shares of the Funds expect to incur during their fiscal year. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class R Shares do not impose sales charges when you buy or sell the Funds' Class R Shares.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





48  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class R
 Sales charges.................................................................   None
 Redemption fee................................................................   None
 Exchange fee..................................................................   None


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                          Short     Acquired  Total Annual            Net Annual
                                             Distribution                 Sale       Fund(5)      Fund                   Fund
                                 Management     (12b-1)       Other     Dividend    Fees and    Operating   Expense   Operating
                                   Fee(2)       Fees(3)    Expenses(4)  Expenses    Expenses   Expenses(6)  Waivers  Expenses(6)
 Janus Balanced Fund -
   Class R                          0.55%        0.50%        0.31%         N/A       0.00%       1.36%      0.00%      1.36%
 Janus Contrarian Fund(7) -
   Class R                          0.57%        0.50%        0.36%(8)    0.06%(8)    0.01%       1.50%      0.00%      1.50%
 Janus Enterprise Fund -
   Class R                          0.64%        0.50%        0.35%         N/A       0.01%       1.50%      0.00%      1.50%
 Janus Fund -
   Class R                          0.64%        0.50%        0.31%         N/A       0.00%       1.45%      0.00%      1.45%
 Janus Growth and Income
   Fund - Class R                   0.62%        0.50%        0.33%         N/A       0.01%       1.46%      0.00%      1.46%
 Janus Orion Fund -
   Class R                          0.64%        0.50%        0.39%(9)    0.01%(9)    0.01%       1.55%      0.00%      1.55%
 Janus Research Core
   Fund(10) - Class R               0.60%        0.50%        0.42%         N/A       0.00%       1.52%      0.11%      1.41%
 Janus Triton Fund -
   Class R                          0.64%        0.50%        0.70%       0.00%(11)   0.01%       1.85%      0.04%      1.81%



--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  (2) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital. For Janus Contrarian Fund, this fee may adjust up or down monthly based on the Fund's performance relative to its benchmark index over the performance measurement period.

  (3) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (4) Since Class R Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class R Shares of the Funds expect to incur during their fiscal year. Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class R Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.


  (5) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class R Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.

--------------------------------------------------------------------------------




                                                         Risk/return summary  49

--------------------------------------------------------------------------------

  (6) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


  (7) Janus Contrarian Fund pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64%. Any such adjustment to this base fee rate commenced February 2007 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.


  (8) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including short sale dividends and any applicable stock loan fees, Other Expenses are 0.42%.


  (9) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including short sale dividends and any applicable stock loan fees, Other Expenses are 0.40%.


 (10) Formerly named Janus Fundamental Equity Fund.


 (11) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Amounts less than 0.01% are included in Other Expenses.

--------------------------------------------------------------------------------




50  Janus Investment Fund

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:




                                                 1 Year   3 Years   5 Years   10 Years
                                                 -------------------------------------
 Janus Balanced Fund - Class R                    $ 138    $ 431    $   745    $ 1,635
 Janus Contrarian Fund(1) - Class R               $ 153    $ 474    $   818    $ 1,791
 Janus Enterprise Fund - Class R                  $ 153    $ 474    $   818    $ 1,791
 Janus Fund - Class R                             $ 148    $ 459    $   792    $ 1,735
 Janus Growth and Income Fund - Class R           $ 149    $ 462    $   797    $ 1,746
 Janus Orion Fund - Class R                       $ 158    $ 490    $   845    $ 1,845
 Janus Research Core Fund(2) - Class R            $ 155    $ 480    $   829    $ 1,813
 Janus Triton Fund - Class R                      $ 188    $ 582    $ 1,001    $ 2,169



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
 (2) Formerly named Janus Fundamental Equity Fund.
--------------------------------------------------------------------------------




                                                         Risk/return summary  51

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio managers and/or investment personnel believe that those stocks will appreciate in value. The portfolio managers and/or investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers and/or investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Funds may sell a holding if, among other things, the security reaches the portfolio managers' and/or investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.

  JANUS BALANCED FUND and JANUS GROWTH AND INCOME FUND may each emphasize varying degrees of income. In the case of Janus Balanced Fund and Janus Growth and Income Fund, the portfolio managers may consider dividend-paying characteristics to a greater degree in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their investment objectives.

  JANUS CONTRARIAN FUND emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


52  Janus Investment Fund

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers and/or investment personnel seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure in emerging markets.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?


  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Janus Enterprise Fund and Janus Triton Fund. Although the other Funds offered by this Prospectus do not emphasize investments in companies of any particular size, Funds with a larger asset base are more likely to invest in larger, more established issuers.


4. HOW DO JANUS BALANCED FUND AND JANUS GROWTH AND INCOME FUND DIFFER FROM EACH OTHER?

  Janus Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. Janus Growth and Income Fund will normally invest at least 25% of its net assets in securities the portfolio manager believes have income potential. As a result, Janus Balanced Fund is expected to be less volatile than Janus Growth and Income Fund. Janus Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Janus Balanced Fund.

5. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

  Janus Balanced Fund and Janus Growth and Income Fund shift assets to varying degrees between the growth and income components of their portfolio holdings based on the portfolio managers' analyses of relevant market, financial, and economic conditions. If the portfolio managers believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth



                                   Principal investment strategies and risks  53
  component. Janus Balanced Fund's growth component will normally be 50-60% of its net assets. Janus Growth and Income Fund's growth component will normally be up to 75% of its net assets. In addition, the Funds' income component may consist of dividend-paying stocks which exhibit growth characteristics.

6. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

  The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential. Janus Growth and Income Fund may also utilize swaps as a means to gain exposure to certain common stocks.

7. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?


  Janus Balanced Fund's income component will consist primarily of fixed-income securities, which may include corporate debt securities, government obligations, mortgage-backed securities and other mortgage-related products, and short-term investments. The income component of Janus Growth and Income Fund will consist largely of equities and other securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities, equity derivatives, and all types of debt securities.


  Equity securities may be included in the income component of Janus Growth and Income Fund if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Janus Growth and Income Fund's income component may also exhibit growth characteristics. Janus Growth and Income Fund's income component may consist of structured securities such as equity-linked structured notes. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. Equity-linked structured notes are further described in the "Glossary of Investment Terms."




54  Janus Investment Fund

8. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY JANUS BALANCED FUND OR JANUS GROWTH AND INCOME FUND INVESTMENT?


  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. The income component of Janus Balanced Fund's holdings includes fixed-income securities. The income component of Janus Growth and Income Fund's holdings may include fixed-income securities.


9. HOW DOES THE PORTFOLIO MANAGER OF JANUS CONTRARIAN FUND DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio manager, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

10. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

11. WHAT ARE U.S. GOVERNMENT SECURITIES?

  The Funds, particularly Janus Balanced Fund, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations.



                                   Principal investment strategies and risks  55

  Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.

  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in



56  Janus Investment Fund
  gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF JANUS CONTRARIAN FUND AND JANUS ORION FUND AFFECT THE FUNDS' RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a Fund.

2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national



                                   Principal investment strategies and risks  57
    policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

  Within the parameters of its specific investment policies, each Fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). Janus Contrarian Fund has at times invested a significant portion of its assets in emerging markets and may continue to do so.

  To the extent that a Fund invests a significant amount of its assets in one or more countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and



58  Janus Investment Fund
  subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

5. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.




                                   Principal investment strategies and risks  59

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of the SAI for a description of bond rating categories.

7. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?


  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund's returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.


8. HOW DO THE FUNDS TRY TO REDUCE RISK?


  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.




60  Janus Investment Fund

  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers and/or investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Fund's portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable



                                   Principal investment strategies and risks  61
  capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of Janus Contrarian Fund's net assets and 35% or less of each of the other Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards,



62  Janus Investment Fund
    swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (for Janus Balanced Fund only, no more than 20% of the Fund's total assets)




  MORTGAGE- AND ASSET-BACKED SECURITIES


  Each Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. Each Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact a Fund's yield and your return.



  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.


  In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Fund's sensitivity to interest rate changes and causing its price to decline.





                                   Principal investment strategies and risks  63

  SHORT SALES

  Certain funds may engage in short sales. No more than 10% of a fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The funds may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a fund's losses are potentially unlimited in a short sale transaction. A fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the fund may be required to pay in connection with a short sale. Such payments may result in a fund having higher expenses than a fund that does not engage in short sales and may negatively affect the fund's performance.



  A fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the fund to similar risks. To the extent that the fund enters into short derivative positions, the fund may be exposed to risks similar to those associated with short sales, including the risk that the fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a fund's ability to fully implement a short selling strategy that could otherwise help the fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.




64  Janus Investment Fund

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's



                                   Principal investment strategies and risks  65
  portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."




66  Janus Investment Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative services fees, the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.



  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers).



                                                     Management of the Funds  67

  FIXED-RATE INVESTMENT ADVISORY FEE


  The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.




                                                                              Actual Investment
                                                            Contractual          Advisory Fee
                                       Average Daily        Investment          Rate (%) (for
                                        Net Assets       Advisory Fee (%)   the fiscal year ended
  Fund Name                             of the Fund        (annual rate)      October 31, 2008)
-------------------------------------------------------------------------------------------------
  Janus Balanced Fund                All Asset Levels          0.55                  0.55
  Janus Enterprise Fund              All Asset Levels          0.64                  0.64
  Janus Fund                         All Asset Levels          0.64                  0.64
  Janus Growth and Income Fund       All Asset Levels          0.62                  0.61(1)
  Janus Orion Fund                   All Asset Levels          0.64                  0.64
  Janus Research Core Fund(2)        All Asset Levels          0.60                  0.60
  Janus Triton Fund                  All Asset Levels          0.64                  0.63(1)(3)
-------------------------------------------------------------------------------------------------




  (1) The actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.


  (2) Formerly named Janus Fundamental Equity Fund.


  (3) Reflects any expense waivers in effect during the period.


  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  Janus Contrarian Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective February 2007. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if the Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant




68  Janus Investment Fund
  assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.



                                                               Performance     Actual Investment
                                                                Adjusted          Advisory Fee
                                              Performance      Investment        Rate (%) (for
                                 Base Fee      Hurdle vs.     Advisory Fee   the fiscal year ended
  Fund Name                      Rate (%)   Benchmark Index     Rate (%)       October 31, 2008)
--------------------------------------------------------------------------------------------------
  Janus Contrarian Fund            0.64         +/-7.00%          0.76                0.76
--------------------------------------------------------------------------------------------------







  For Janus Contrarian Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the S&P 500(R) Index.


  Only the base fee rate applied until February 2007, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for Janus Contrarian Fund.



  No Performance Adjustment is applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over




                                                     Management of the Funds  69
  different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.



  The application of an expense limit, if any, will have a positive effect upon the Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  For performance measurement periods prior to July 6, 2009, the Fund calculated its Performance Adjustment by comparing the performance of the initial share class against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.


  The Fund's SAI contains additional information about performance-based fees.



  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.





70  Janus Investment Fund

  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Balanced Fund                                     0.76
  Janus Contrarian Fund(1)                                0.89
  Janus Enterprise Fund                                   0.90
  Janus Fund                                              0.78
  Janus Growth and Income Fund                            0.73
  Janus Orion Fund                                        0.90
  Janus Research Core Fund(2)                             0.66
  Janus Triton Fund                                       1.05
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

  (2) Formerly named Janus Fundamental Equity Fund.




                                                     Management of the Funds  71

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS BALANCED FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Marc Pinto and Gibson Smith jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Pinto focuses on the equity portion of the Fund. Mr. Smith focuses on the fixed-income portion of the Fund.

    MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as an analyst. Mr. Pinto holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since May 2005. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Mr. Smith holds a Bachelor's degree in Economics from the University of Colorado.

JANUS CONTRARIAN FUND
--------------------------------------------------------------------------------
    DAVID C. DECKER, CFA, is Executive Vice President and Portfolio Manager of Janus Contrarian Fund, which he has managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.




72  Janus Investment Fund

JANUS ENTERPRISE FUND
--------------------------------------------------------------------------------
    BRIAN DEMAIN, CFA, is Executive Vice President and Portfolio Manager of Janus Enterprise Fund, which he has managed since November 2007. He served as Assistant Portfolio Manager of the Fund from September 2004 to October 2007. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld
    '67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.

JANUS FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Jonathan D. Coleman and Daniel Riff are responsible for the day-to-day management of the Fund. Mr. Coleman, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

    JONATHAN D. COLEMAN, CFA, is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Fund, which he has co-managed since November 2007. Mr. Coleman was Portfolio Manager of Janus Enterprise Fund from February 2002 to October 2007. Mr. Coleman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.

    DANIEL RIFF is Executive Vice President and Co-Portfolio Manager of Janus Fund, which he has co-managed since November 2007. Mr. Riff is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2003 as an analyst. Prior to joining Janus Capital, Mr. Riff was a student at the University of Pennsylvania (2002-2004). Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.

JANUS GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
    MARC PINTO, CFA, is Executive Vice President and Portfolio Manager of
    Janus Growth and Income Fund, which he has managed since November 2007.
    Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined
    Janus Capital in 1994 as an analyst. Mr. Pinto holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.





                                                     Management of the Funds  73

JANUS ORION FUND
--------------------------------------------------------------------------------
    JOHN EISINGER is Executive Vice President and Portfolio Manager of Janus Orion Fund, which he has managed since January 2008. He joined Janus
    Capital in 2003 as an equity research analyst. Prior to joining Janus Capital, Mr. Eisinger was an equity analyst for Palantir Partners LP from 2002 to 2003. Mr. Eisinger holds a Bachelor's degree (summa cum laude) in Finance from Boston College, Carroll School of Management.

JANUS RESEARCH CORE FUND
--------------------------------------------------------------------------------
    The Research Team (Janus Capital's equity research analysts) selects investments for Janus Research Core Fund and has done so since November 2007.

    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Fund. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.

JANUS TRITON FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Chad Meade and Brian A. Schaub jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    CHAD MEADE is Executive Vice President and Co-Portfolio Manager of Janus Triton Fund, which he has co-managed since July 2006. He is also Portfolio Manager of other accounts. In addition, Mr. Meade performs duties as a research analyst. Mr. Meade joined Janus Capital in 2001 as an equity research analyst. He holds a Bachelor's degree (summa cum laude) in Finance from Virginia Tech.

    BRIAN A. SCHAUB, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Triton Fund, which he has co-managed since July 2006. He is also Portfolio Manager of other Janus accounts. In addition, Mr. Schaub performs duties as a research analyst. Mr. Schaub joined Janus Capital in 2000 as an equity research analyst. He holds a Bachelor's degree (cum laude) in Economics from Williams College. Mr. Schaub holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers and/or investment personnel is included in the SAI.




74  Janus Investment Fund

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class R Shares are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final

                                                           Other information  75
  settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties



76  Janus Investment Fund
  to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.




                                                           Other information  77

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




78  Janus Investment Fund

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DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income for Janus Balanced Fund and Janus Growth and Income Fund are normally declared and distributed in March, June, September, and December. Dividends from net investment income for the other Funds are normally declared and distributed in December. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your

                                                     Distributions and taxes  79
  shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made



80  Janus Investment Fund
  available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





                                                     Distributions and taxes  81

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. The Shares offer the ability for payment of up to 0.50% of net assets to financial intermediaries for the provision of distribution services and, to a certain extent, shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of the plan or plan participants. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures

82  Janus Investment Fund
  established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




                                                         Shareholder's guide  83

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN


  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class R Shares (the "Class R Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and shareholder servicing of Class R Shares at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of a Fund. Under the terms of the Class R Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder services performed by such entities for their customers who are investors in the Funds.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class R Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of each Fund for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers and other financial intermediaries for providing these services to their customers who invest in the Funds.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus



84  Janus Investment Fund

  Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class R Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.




                                                         Shareholder's guide  85

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement platforms and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $2,500.




86  Janus Investment Fund

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received.


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement platforms and other financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.




                                                         Shareholder's guide  87

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds



88  Janus Investment Fund
  may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.



  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a



                                                         Shareholder's guide  89
  financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not



90  Janus Investment Fund
  invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained



                                                         Shareholder's guide  91
    by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to September 30.





92  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Funds since Class R Shares of the Funds are new.



                                                        Financial highlights  93

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


94  Janus Investment Fund

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  95
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




96  Janus Investment Fund

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  97

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



98  Janus Investment Fund

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





                                                Glossary of investment terms  99

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



100  Janus Investment Fund
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                               Glossary of investment terms  101

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)


                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 GROWTH & CORE
                                   Janus Forty Fund



                              JANUS INVESTMENT FUND
                                 CLASS S SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes Janus Forty Fund (the "Fund"), a portfolio of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund.


              The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Only Class S Shares (the "Shares") are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Forty Fund...................................     2

FEES AND EXPENSES....................................     8

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    11
  Risks..............................................    12
  Frequently asked questions about certain risks.....    13
  General portfolio policies.........................    15

MANAGEMENT OF THE FUND
  Investment adviser.................................    21
  Management expenses................................    21
  Investment personnel...............................    23

OTHER INFORMATION....................................    24

DISTRIBUTIONS AND TAXES..............................    28

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    31
  Distribution and service fees......................    33
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    33
  Purchases..........................................    35
  Exchanges..........................................    36
  Redemptions........................................    37
  Excessive trading..................................    38
  Shareholder communications.........................    42

FINANCIAL HIGHLIGHTS.................................    43

GLOSSARY OF INVESTMENT TERMS.........................    46





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS FORTY FUND

  Janus Forty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS FORTY FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


2  Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more



                                                          Risk/return summary  3
  susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of Janus Adviser Forty Fund ("JAD predecessor fund") into Class S Shares of the Fund. The performance shown for Class S Shares reflects the performance of the JAD predecessor fund's Class S Shares




4  Janus Investment Fund

  (formerly named Class I Shares) from August 1, 2000 to July 6, 2009 (prior to the reorganization). For the periods prior to August 1, 2000, the performance shown for Class S Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series - Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund).



  The performance shown for the periods August 1, 2000 to July 6, 2009 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, net of any fee and expense limitations or waivers. The performance shown for certain periods prior to August 1, 2000, was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  JANUS FORTY FUND - CLASS S


   Annual returns for periods ended 12/31
         66.16%    -16.34%   -21.83%   -15.85%   18.92%    17.64%    14.60%    10.18%    35.57%    -44.02%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 41.57%     Worst Quarter:  4th-2008 -25.11%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -0.87%.



                                                     Average annual total return for periods ended 12/31/08
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                       1 year    5 years    10 years          (5/1/97)
  Class S Shares
    Return Before Taxes                               -44.02%      2.43%      2.06%            7.92%
    Return After Taxes on Distributions               -44.47%      2.16%      1.87%            7.75%
    Return After Taxes on Distributions and Sale of
       Fund Shares(1)                                 -28.01%      2.11%      1.75%            7.05%
  Russell 1000(R) Growth Index(2) (reflects no        -38.44%     -3.42%     -4.27%            0.76%
    deduction for expenses, fees, or taxes)
  S&P 500(R) Index(3) (reflects no deduction for      -37.00%     -2.19%     -1.38%            2.77%
    expenses, fees, or taxes)

                                                    -------------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




6  Janus Investment Fund

  After-tax returns are calculated using distributions for the JAD predecessor fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to July 6, 2009; and actual distributions for other classes of shares for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  7

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class S Shares of the Fund. Expense information shown reflects estimated annualized expenses that Class S Shares of the Fund expect to incur during their fiscal year. It is important for you to know that a decline in the Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Fund. Significant declines in the Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Class S Shares do not impose sales charges when you buy or sell the Fund's Class S Shares.


  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.






8  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class S
 Sales charges.................................................................   None
 Redemption fee................................................................   None
 Exchange fee..................................................................   None


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                                       Acquired       Total                      Net
                                        Distribution                    Fund(5)    Annual Fund               Annual Fund
                          Management       (12b-1)         Other       Fees and     Operating     Expense     Operating
                            Fee(2)         Fees(3)      Expenses(4)    Expenses    Expenses(6)    Waivers    Expenses(6)
 Janus Forty Fund -
   Class S                   0.64%          0.25%          0.25%         0.01%        1.15%        0.00%        1.15%



--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
  (2) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital.
  (3) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (4) Since Class S Shares of the Fund did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class S Shares of the Fund expect to incur during their fiscal year. Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class S Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.



  (5) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Since Class S Shares of the Fund did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. The Fund's "ratio of gross expenses to average net assets" appearing in the Financial Highlights table does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above.


  (6) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus.



--------------------------------------------------------------------------------




                                                          Risk/return summary  9

--------------------------------------------------------------------------------
 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest
 $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                         1 Year   3 Years   5 Years   10 Years
                                         -------------------------------------
 Janus Forty Fund - Class S               $ 117    $ 365     $ 633     $ 1,398



--------------------------------------------------------------------------------




10  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that those stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio manager seeks companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure in emerging markets.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share

                                   Principal investment strategies and risks  11
  of the company's stock by the total number of its shares outstanding. The Fund does not emphasize investments in companies of any particular size.

RISKS

  Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.

  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that the Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund's Statement of Additional Information ("SAI").




12  Janus Investment Fund

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF THE FUND AFFECT ITS RISK
   PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio manager has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund. Since the Fund normally invests primarily in a core portfolio of 20-40 common stocks, this risk may be increased.

2. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

3. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.




                                   Principal investment strategies and risks  13

4. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.




14  Janus Investment Fund

5. HOW DOES THE FUND TRY TO REDUCE RISK?


  The Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.




                                   Principal investment strategies and risks  15

  PORTFOLIO TURNOVER
  In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. Changes are normally made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a fund. A fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.





16  Janus Investment Fund

  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (35% or less of the Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis



  SHORT SALES

  The Fund may engage in short sales. No more than 10% of the Fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Fund may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender




                                   Principal investment strategies and risks  17
  may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Fund's losses are potentially unlimited in a short sale transaction. The Fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund's performance.



  The Fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, the Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, the Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."




18  Janus Investment Fund

  SECURITIES LENDING
  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.


  SPECIAL SITUATIONS

  The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security;



                                   Principal investment strategies and risks  19
  or (v) significant changes in cost structure. The Fund's performance could suffer from its investments in "special situations."




20  Janus Investment Fund

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES


  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative services fees, the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.



  The following table reflects the Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers).



                                                      Management of the Fund  21

  The Fund pays an investment advisory fee at a fixed rate based on the Fund's average daily net assets.


                                                                       Actual Investment
                                                     Contractual          Advisory Fee
                                Average Daily        Investment         Rate(1) (%) (for
                                 Net Assets       Advisory Fee (%)   the fiscal year ended
  Fund Name                      of the Fund        (annual rate)        July 31, 2008)
------------------------------------------------------------------------------------------
  Janus Forty Fund            All Asset Levels          0.64                 0.62(2)
------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) In addition to other expense waivers, the actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.



  A discussion regarding the basis for the Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Forty Fund                                        0.78
--------------------------------------------------------------------------






22  Janus Investment Fund

INVESTMENT PERSONNEL

JANUS FORTY FUND
--------------------------------------------------------------------------------
    RON SACHS, CFA, is Executive Vice President and Portfolio Manager of Janus Forty Fund, which he has managed since January 2008. Mr. Sachs was Portfolio Manager of Janus Orion Fund from its inception (June 2000) to December 2007 and Janus Triton Fund from its inception (February 2005) to February 2006. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. He holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




                                                      Management of the Fund  23

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  Only Class S Shares are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  The Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General

24  Janus Investment Fund

  ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there



                                                           Other information  25
  was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.





26  Janus Investment Fund

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  27

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

28  Janus Investment Fund
  buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




                                                     Distributions and taxes  29

  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





30  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.


  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or

                                                         Shareholder's guide  31
  market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made



32  Janus Investment Fund
  between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN


  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), the Fund may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and/or shareholder servicing of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund. Under the terms of the Class S Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class S Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers and other financial intermediaries for providing these services to their customers who invest in the Fund.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other



                                                         Shareholder's guide  33
  financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class S Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when



34  Janus Investment Fund
  evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, considering which share class of the Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class S Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or



                                                         Shareholder's guide  35
  contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in




36  Janus Investment Fund
  instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received.


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and retirement platforms. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be



                                                         Shareholder's guide  37
  made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Fund attempts to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).

  Generally, a purchase and redemption of Shares from the Fund within 90 calendar days (i.e., "round trip") may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders,



38  Janus Investment Fund
  provided that the Fund reserves the right to reject any purchase request as explained above.


  The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Fund's Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.




                                                         Shareholder's guide  39

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of



40  Janus Investment Fund
  excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab at janus.com/info.


  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.




                                                         Shareholder's guide  41

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.





42  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights table is intended to help you understand the Fund's financial performance for each fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.



  Janus Forty Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of Janus Adviser Forty Fund (the "predecessor fund") into the Fund. For Janus Forty Fund, the financial highlights shown are for the Class S Shares of the predecessor fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


  The total return in the table represents the rate that an investor would have earned (or lost) on an investment in Class S Shares of the Fund (assuming reinvestment of all dividends and distributions).


                                                        Financial highlights  43

JANUS FORTY FUND - CLASS S*
                                                                           Janus Adviser Forty Fund - Class S
----------------------------------------------------------------------------------------------------------------------------------
                                                     Period ended
                                                      January 31                          Years ended July 31
                                                        2009(1)        2008         2007         2006         2005         2004
                                                      (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                     $39.47        $34.27       $28.30       $27.34       $21.17       $19.56

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                             (0.06)        (0.01)         0.03         0.02           --           --
 Net gain/(loss) on securities (both realized and
     unrealized)                                         (16.59)          5.24         7.00         0.94         6.17         1.61

 Total from investment operations                        (16.65)          5.23         7.03         0.96         6.17         1.61

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         --        (0.02)       (0.02)           --           --           --
 Distributions from capital gains                         (1.25)        (0.01)       (1.04)           --           --           --

 Total distributions                                      (1.25)        (0.03)       (1.06)           --           --           --


 NET ASSET VALUE, END OF PERIOD                           $21.57        $39.47       $34.27       $28.30       $27.34       $21.17


 Total return(2)                                        (42.24)%        15.24%       25.27%        3.51%       29.15%        8.23%

 Net assets, end of period (in thousands)             $1,938,131    $3,910,499   $2,671,702   $1,440,502   $1,085,499   $1,027,945
 Average net assets for the period (in thousands)     $2,479,121    $3,535,839   $1,966,832   $1,326,557   $1,079,025   $1,107,254
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                    1.14%         1.14%        1.18%        1.18%        1.16%        1.17%
 Ratio of net expenses to average net
     assets(3)(6)(7)                                       1.14%         1.14%        1.18%        1.18%        1.16%        1.17%
 Ratio of net investment income/(loss) to average
     net assets(3)                                       (0.42)%       (0.11)%        0.09%        0.08%      (0.22)%      (0.28)%
 Portfolio turnover rate(3)                                  78%           40%          22%          55%          45%          38%
----------------------------------------------------------------------------------------------------------------------------------






  * Effective July 6, 2009, Class S Shares of Janus Adviser Forty Fund (the "predecessor fund") were reorganized into Class S Shares of Janus Forty Fund. The predecessor fund had a fiscal year end of




44  Janus Investment Fund

    July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


(1) Period August 1, 2008 through January 31, 2009.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.




(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.


(6) The expense ratio includes dividends on short positions. The ratio would be 1.15% in 2007 and 1.17% in 2006, without the inclusion of dividends on short positions.


(7) The expense ratio reflects expenses after any expense offset arrangements.





                                                        Financial highlights  45

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


46  Janus Investment Fund

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  47
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




48  Janus Investment Fund

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  49

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



50  Janus Investment Fund

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





                                                Glossary of investment terms  51

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



52  Janus Investment Fund
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  53

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.


           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)


                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                            July 2, 2009




                            GROWTH & CORE
                              Janus Balanced Fund
                              Janus Contrarian Fund
                              Janus Enterprise Fund
                              Janus Fund
                              Janus Growth and Income Fund
                              Janus Orion Fund
                              Janus Research Core Fund
                                (formerly named Janus Fundamental Equity Fund)
                              Janus Research Fund
                              Janus Triton Fund




                              JANUS INVESTMENT FUND
                                 CLASS S SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes nine portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.


              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class S Shares (the "Shares") are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Balanced Fund...............................     2
  Janus Contrarian Fund.............................     8
  Janus Enterprise Fund.............................    14
  Janus Fund........................................    19
  Janus Growth and Income Fund......................    24
  Janus Orion Fund..................................    30
  Janus Research Core Fund..........................    36
  Janus Research Fund...............................    41
  Janus Triton Fund.................................    47

FEES AND EXPENSES...................................    52

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies.............................    56
  Risks.............................................    60
  Frequently asked questions about certain risks....    61
  General portfolio policies........................    64

MANAGEMENT OF THE FUNDS
  Investment adviser................................    71
  Management expenses...............................    71
  Investment personnel..............................    76

OTHER INFORMATION...................................    80

DISTRIBUTIONS AND TAXES.............................    84

SHAREHOLDER'S GUIDE
  Pricing of fund shares............................    87
  Distribution and service fees.....................    89
  Payments to financial intermediaries by Janus
  Capital or its affiliates.........................    89
  Purchases.........................................    91
  Exchanges.........................................    92
  Redemptions.......................................    93
  Excessive trading.................................    94
  Shareholder communications........................    98

FINANCIAL HIGHLIGHTS................................    99

GLOSSARY OF INVESTMENT TERMS........................   100





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS BALANCED FUND

  Janus Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.


  In choosing investments for the Fund, the portfolio managers apply a "bottom up" approach with one portfolio manager focusing on the equity portion of the Fund and the other portfolio manager focusing on the fixed-income portion of the Fund. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies. The portfolio managers share day-to-day responsibility for the Fund's investments.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


2  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS


  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the




                                                          Risk/return summary  3

  Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings includes fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund's returns because the Fund will have to reinvest that money at lower prevailing interest rates.



  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where




4  Janus Investment Fund
  the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  JANUS BALANCED FUND - CLASS S


   Annual returns for periods ended 12/31
         23.29%    -2.40%    -5.27%    -6.81%    13.53%     8.47%     7.42%    10.26%     9.90%    -15.37%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 15.47%     Worst Quarter:  3rd-2008 -7.68%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -1.66%.



                                                  Average annual total return for periods ended 12/31/08
                                                  ------------------------------------------------------
                                                                                         Since Inception
                                                           1 year   5 years   10 years       (9/1/92)
  Class S Shares
    Return Before Taxes                                   -15.37%     3.63%     3.72%         9.19%
    Return After Taxes on Distributions                   -16.59%     2.77%     2.68%         7.59%
    Return After Taxes on Distributions and Sale of
       Fund Shares(1)                                      -9.11%     2.84%     2.71%         7.27%
  S&P 500(R) Index(2) (reflects no deduction for          -37.00%    -2.19%    -1.38%         6.91%
    expenses, fees, or taxes)
  Barclays Capital U.S. Aggregate Bond Index(3)             5.24%     4.65%     5.63%         6.34%
    (reflects no deduction for expenses, fees, or taxes)
  Barclays Capital U.S. Government/Credit Bond
    Index(4) (reflects no deduction for expenses, fees,     5.70%     4.64%     5.64%         6.43%
    or taxes)
  Balanced Index(5) (reflects no deduction for expenses,  -20.02%     1.06%     2.05%         6.94%
    fees, or taxes)

                                                        ------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (3) The Fund changed its secondary benchmark index from the Barclays Capital U.S. Government/Credit Bond Index to the Barclays Capital U.S. Aggregate Bond Index. Janus Capital believes that the new secondary benchmark index provides a more appropriate representation of the Fund's investments. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.


  (4) The Barclays Capital U.S. Government/Credit Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.


  (5) The Balanced Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500(R) Index (55%) and the Barclays Capital U.S. Aggregate Bond Index (45%).





6  Janus Investment Fund

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  7

JANUS CONTRARIAN FUND

  Janus Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS CONTRARIAN FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types



8  Janus Investment Fund
  of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the




                                                          Risk/return summary  9

  Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 13.0% of the Fund's investments were in emerging markets.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.




10  Janus Investment Fund

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  11

  JANUS CONTRARIAN FUND - CLASS S


   Annual returns for periods ended 12/31
                             -12.07%   -23.98%   52.92%    21.94%    15.56%    24.13%    20.81%    -48.19%
                              2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  2nd-2003 24.61%     Worst Quarter:  4th-2008 -27.53%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -15.29%.



                                                      Average annual total return for periods ended 12/31/08
                                                      ------------------------------------------------------
                                                                                             Since Inception
                                                                        1 year    5 years       (2/29/00)
  Class S Shares
    Return Before Taxes                                                -48.19%      1.83%          2.11%
    Return After Taxes on Distributions                                -48.55%      1.15%          1.61%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                                       -30.90%      1.82%          1.88%
  S&P 500(R) Index(2) (reflects no deduction for expenses,             -37.00%     -2.19%         -2.89%
    fees, or taxes)
  Morgan Stanley Capital International All Country World
    Index(SM)(3) (reflects no deduction for expenses, fees,            -42.20%     -0.06%         -2.26%
    or taxes)

                                                                     ---------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Morgan Stanley Capital International ("MSCI") All Country World Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.




12  Janus Investment Fund

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  13

JANUS ENTERPRISE FUND

  Janus Enterprise Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS ENTERPRISE FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $15.5 billion.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types



14  Janus Investment Fund
  of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  MID-SIZED COMPANIES RISK. Due to the Fund's investments in securities issued by mid-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to



                                                         Risk/return summary  15
  be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.




16  Janus Investment Fund

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  17

  JANUS ENTERPRISE FUND - CLASS S


   Annual returns for periods ended 12/31
         121.41%   -30.78%   -40.13%   -28.57%   35.70%    20.54%    11.03%    12.96%    21.60%    -43.19%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 57.90%     Worst Quarter:  1st-2001 -32.91%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -6.42%.



                                                   Average annual total return for periods ended 12/31/08
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                            1 year   5 years   10 years       (9/1/92)
  Class S Shares
    Return Before Taxes                                    -43.19%     0.87%    -0.73%         7.35%
    Return After Taxes on Distributions                    -43.19%     0.87%    -0.88%         6.63%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           -28.07%     0.75%    -0.65%         6.25%
  Russell Midcap(R) Growth Index(2)                        -44.32%    -2.33%    -0.19%         6.43%
    (reflects no deduction for expenses, fees, or taxes)
  S&P MidCap 400 Index(3)                                  -36.23%    -0.08%     4.46%         9.96%
    (reflects no deduction for expenses, fees, or taxes)

                                                         ------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.
  (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.


  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




18  Janus Investment Fund

JANUS FUND

  Janus Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Fund may invest in companies of any size, it generally invests in larger, more established companies. As of March 31, 2009, the Fund's weighted average market capitalization was $48.7 billion.


  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




                                                         Risk/return summary  19

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in




20  Janus Investment Fund
  a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  21

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





22  Janus Investment Fund

  JANUS FUND - CLASS S


   Annual returns for periods ended 12/31
         46.82%    -15.50%   -26.19%   -28.13%   31.71%     4.44%     3.40%    10.29%    15.16%    -39.85%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 25.12%     Worst Quarter:  3rd-2001 -26.21%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -4.37%.



                                                   Average annual total return for periods ended 12/31/08
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                            1 year   5 years   10 years       (2/5/70)
  Class S Shares
    Return Before Taxes                                    -39.85%    -3.77%    -3.27%         11.75%
    Return After Taxes on Distributions                    -39.94%    -3.83%    -3.76%          8.20%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           -25.80%    -3.16%    -2.63%          8.19%
  Russell 1000(R) Growth Index(2)                          -38.44%    -3.42%    -4.27%           N/A
    (reflects no deduction for expenses, fees, or taxes)
  S&P 500(R) Index(3)                                      -37.00%    -2.19%    -1.38%          9.69%
    (reflects no deduction for expenses, fees, or taxes)

                                                         ------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.


  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  23

JANUS GROWTH AND INCOME FUND

  Janus Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally emphasizing investments in common stocks. The Fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the Fund may invest include:

  - domestic and foreign common stocks
  - preferred stocks
  - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures
  - other securities with equity characteristics

  Equity securities may make up part or all of the income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. The Fund is not designed for investors who need consistent income, and the Fund's investment strategies could result in significant fluctuations of income.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable



24  Janus Investment Fund
  to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue.




                                                         Risk/return summary  25

  Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings may include fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in the Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a



26  Janus Investment Fund
  derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  27

  JANUS GROWTH AND INCOME FUND - CLASS S


   Annual returns for periods ended 12/31
         50.83%    -11.72%   -14.58%   -21.77%   24.42%    11.60%    12.09%     7.48%     8.49%    -42.57%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 29.14%     Worst Quarter:  4th-2008 -21.67%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -2.72%.



                                                  Average annual total return for periods ended 12/31/08
                                                  ------------------------------------------------------
                                                                                         Since Inception
                                                     1 year     5 years     10 years        (5/15/91)
  Class S Shares
    Return Before Taxes                             -42.57%      -3.48%      -0.75%           8.51%
    Return After Taxes on Distributions             -42.67%      -4.05%      -1.33%           7.33%
    Return After Taxes on Distributions and Sale
       of Fund Shares(1)                            -27.47%      -2.78%      -0.61%           7.21%
  S&P 500(R) Index(2) (reflects no deduction for    -37.00%      -2.19%      -1.38%           7.36%
    expenses, fees, or taxes)
  Russell 1000(R) Growth Index(3) (reflects no      -38.44%      -3.42%      -4.27%           5.72%
    deduction for expenses, fees, or taxes)

                                                  ------------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.




28  Janus Investment Fund

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  29

JANUS ORION FUND

  Janus Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS ORION FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of March 31, 2009, the Fund held stocks of 45 companies. Of these holdings, 30 comprised approximately 78.6% of the Fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. The Fund may also engage in short sales of stocks, structured notes, or other investments. For more information on derivatives, refer




30  Janus Investment Fund
  to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's



                                                         Risk/return summary  31

  NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




32  Janus Investment Fund

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  33

  JANUS ORION FUND - CLASS S


   Annual returns for periods ended 12/31
                             -14.87%   -29.96%   43.65%    14.72%    20.58%    18.32%    32.13%    -49.86%
                              2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  2nd-2003 23.53%     Worst Quarter:  4th-2008 -32.29%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -5.46%.



                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                                      1 year    5 years       (6/30/00)
  Class S Shares
    Return Before Taxes                                              -49.86%      1.63%         -4.90%
    Return After Taxes on Distributions                              -49.94%      1.54%         -4.96%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                                     -32.33%      1.38%         -4.05%
  Russell 3000(R) Growth Index(2)                                    -38.44%     -3.33%         -8.34%
    (reflects no deduction for expenses, fees, or taxes)
  S&P 500(R) Index(3)                                                -37.00%     -2.19%         -3.76%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ---------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth Index or the Russell 2000(R) Growth Index.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.


  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown



34  Janus Investment Fund
  above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  35

JANUS RESEARCH CORE FUND

  Janus Research Core Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS RESEARCH CORE FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in equity securities selected for their growth potential. Eligible equity securities in which the Fund may invest include:

  - domestic and foreign common stocks
  - preferred stocks
  - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures
  - other securities with equity characteristics (including the use of derivatives)

  The Fund may invest in companies of any size.

  Janus Capital's equity research analysts (the "Research Team") select investments for the Fund. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team may emphasize investments in securities of U.S.-based issuers.

  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a



36  Janus Investment Fund
  better risk-reward opportunity, or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and




                                                         Risk/return summary  37
  the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities. The Fund compares and broadly matches its sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment



38  Janus Investment Fund
  obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  39

  JANUS RESEARCH CORE FUND(1) - CLASS S


   Annual returns for periods ended 12/31
         38.25%    -7.40%    -12.34%   -18.29%   23.03%    13.50%    15.97%     9.95%    11.49%    -43.24%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 23.49%     Worst Quarter:  4th-2008 -24.90%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -7.97%.



                                                 Average annual total return for periods ended 12/31/08
                                                 ------------------------------------------------------
                                                                                        Since Inception
                                                       1 year    5 years    10 years       (6/28/96)
  Class S Shares
    Return Before Taxes                               -43.24%     -1.74%      0.33%          6.48%
    Return After Taxes on Distributions               -43.67%     -2.24%     -0.37%          5.49%
    Return After Taxes on Distributions and Sale of
       Fund Shares(2)                                 -27.58%     -1.38%      0.17%          5.36%
  S&P 500(R) Index(3) (reflects no deduction for      -37.00%     -2.19%     -1.38%          4.17%
    expenses, fees, or taxes)
  Russell 1000(R) Growth Index(4) (reflects no        -38.44%     -3.42%     -4.27%          2.02%
    deduction for expenses, fees, or taxes)

                                                    ---------------------------------------------------



  (1) Formerly named Janus Fundamental Equity Fund.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.


  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




40  Janus Investment Fund

JANUS RESEARCH FUND

  Janus Research Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS RESEARCH FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  Janus Capital's equity research analysts (the "Research Team") select investments for the Fund. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team may emphasize investments in securities of U.S.-based issuers.

  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the




                                                         Risk/return summary  41

  Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability




42  Janus Investment Fund
  to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities. The Fund compares and broadly matches its sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.




                                                         Risk/return summary  43

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





44  Janus Investment Fund

  JANUS RESEARCH FUND - CLASS S


   Annual returns for periods ended 12/31
         96.23%    -22.75%   -29.78%   -29.00%   32.11%    10.77%     6.82%     8.65%    24.52%    -44.36%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 42.72%     Worst Quarter:  4th-2008 -25.30%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -5.40%.



                                                 Average annual total return for periods ended 12/31/08
                                                 ------------------------------------------------------
                                                                                        Since Inception
                                                       1 year     5 years    10 years       (5/3/93)

  Class S Shares
    Return Before Taxes                                -44.36%     -2.29%      -1.17%         8.09%
    Return After Taxes on Distributions                -44.38%     -2.32%      -1.77%         6.62%
    Return After Taxes on Distributions and Sale of
       Fund Shares(1)                                  -28.80%     -1.93%      -1.08%         6.51%
  Russell 1000(R) Growth Index(2) (reflects no         -38.44%     -3.42%      -4.27%         5.08%
    deduction for expenses, fees, or taxes)
  S&P 500(R) Index(3) (reflects no deduction for       -37.00%     -2.19%      -1.38%         6.67%
    expenses, fees, or taxes)
                                                    ---------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




                                                         Risk/return summary  45

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




46  Janus Investment Fund

JANUS TRITON FUND

  Janus Triton Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS TRITON FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the Fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




                                                         Risk/return summary  47

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  SMALL- AND MID-SIZED COMPANIES RISK. The Fund invests its equity assets in securities issued by small- and mid-sized companies. Due to inherent risks such as their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth, small- and mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant impact or negative effect on the Fund's returns, especially as market conditions change.


  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other




48  Janus Investment Fund
  stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  49

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





50  Janus Investment Fund

  JANUS TRITON FUND - CLASS S


   Annual returns for periods ended 12/31
                                                                               15.54%    20.22%    -40.74%
                                                                                2006      2007      2008

   Best Quarter:  1st-2006 15.75%     Worst Quarter:  4th-2008 -23.79%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -1.22%.



                                         Average annual total return for periods ended 12/31/08
                                         ------------------------------------------------------
                                                                                Since Inception
                                                                      1 year       (2/25/05)
  Class S Shares
    Return Before Taxes                                              -40.74%         -0.78%
    Return After Taxes on Distributions                              -40.76%         -1.81%
    Return After Taxes on Distributions and Sale of Fund Shares(1)   -26.48%         -0.92%
  Russell 2500(TM) Growth Index(2)                                   -41.50%         -6.03%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ----------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 2500(TM) Growth Index measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values.


  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  51

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class S Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class S Shares of the Funds expect to incur during their fiscal year. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class S Shares do not impose sales charges when you buy or sell the Funds' Class S Shares.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





52  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class S
 Sales charges.................................................................   None
 Redemption fee................................................................   None
 Exchange fee..................................................................   None


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                               Short    Acquired     Total                  Net
                                                  Distribution                 Sale      Fund(5)  Annual Fund           Annual Fund
                                      Management     (12b-1)       Other     Dividend   Fees and   Operating   Expense   Operating
                                        Fee(2)       Fees(3)    Expenses(4)  Expenses   Expenses  Expenses(6)  Waivers  Expenses(6)
 Janus Balanced Fund -
   Class S                               0.55%        0.25%        0.31%         N/A      0.00%      1.11%      0.00%      1.11%
 Janus Contrarian Fund(7) -
   Class S                               0.57%        0.25%        0.36%(8)    0.06%(8)   0.01%      1.25%      0.00%      1.25%
 Janus Enterprise Fund -
   Class S                               0.64%        0.25%        0.35%         N/A      0.01%      1.25%      0.00%      1.25%
 Janus Fund -
   Class S                               0.64%        0.25%        0.31%         N/A      0.00%      1.20%      0.00%      1.20%
 Janus Growth and Income
   Fund - Class S                        0.62%        0.25%        0.33%         N/A      0.01%      1.21%      0.00%      1.21%
 Janus Orion Fund -
   Class S                               0.64%        0.25%        0.39%(9)    0.01%(9)   0.01%      1.30%      0.00%      1.30%
 Janus Research Core
   Fund(10) - Class S                    0.60%        0.25%        0.42%         N/A      0.00%      1.27%      0.11%      1.16%
 Janus Research Fund(7) -
   Class S                               0.56%        0.25%        0.36%         N/A      0.00%      1.17%        N/A      1.17%
 Janus Triton Fund -
   Class S                               0.64%        0.25%        0.70%       0.00%(11)  0.01%      1.60%      0.04%      1.56%



--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  (2) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital. For Janus Contrarian Fund and Janus Research Fund, this fee may adjust up or down monthly based on each Fund's performance relative to its respective benchmark index over the performance measurement period.

  (3) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (4) Since Class S Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class S Shares of the Funds expect to incur during their fiscal year. Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class S Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.


  (5) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class S Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.

--------------------------------------------------------------------------------




                                                         Risk/return summary  53

--------------------------------------------------------------------------------

  (6) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Funds' total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


  (7) Janus Contrarian Fund and Janus Research Fund each pay an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64% for each of Janus Contrarian Fund and Janus Research Fund. Any such adjustment to this base fee rate commenced February 2007 for each of Janus Contrarian Fund and Janus Research Fund and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. Janus Contrarian Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.


  (8) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including short sale dividends and any applicable stock loan fees, Other Expenses are 0.42%.


  (9) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including short sales dividends and any applicable stock loan fees, Other Expenses are 0.40%.


 (10) Formerly named Janus Fundamental Equity Fund.


 (11) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Amounts less than 0.01% are included in Other Expenses.

--------------------------------------------------------------------------------




54  Janus Investment Fund

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                           1 Year   3 Years   5 Years   10 Years
                                           -------------------------------------
 Janus Balanced Fund - Class S              $ 113    $ 353     $ 612     $ 1,352
 Janus Contrarian Fund(1) - Class S         $ 127    $ 397     $ 686     $ 1,511
 Janus Enterprise Fund - Class S            $ 127    $ 397     $ 686     $ 1,511
 Janus Fund - Class S                       $ 122    $ 381     $ 660     $ 1,455
 Janus Growth and Income Fund - Class S     $ 123    $ 384     $ 665     $ 1,466
 Janus Orion Fund - Class S                 $ 132    $ 412     $ 713     $ 1,568
 Janus Research Core Fund(2) - Class S      $ 129    $ 403     $ 697     $ 1,534
 Janus Research Fund(1) - Class S           $ 119    $ 372     $ 644     $ 1,420
 Janus Triton Fund - Class S                $ 163    $ 505     $ 871     $ 1,900



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
 (2) Formerly named Janus Fundamental Equity Fund.
--------------------------------------------------------------------------------




                                                         Risk/return summary  55

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio managers and/or investment personnel believe that those stocks will appreciate in value. The portfolio managers and/or investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers and/or investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Funds may sell a holding if, among other things, the security reaches the portfolio managers' and/or investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.

  JANUS BALANCED FUND and JANUS GROWTH AND INCOME FUND may each emphasize varying degrees of income. In the case of Janus Balanced Fund and Janus Growth and Income Fund, the portfolio managers may consider dividend-paying characteristics to a greater degree in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their investment objectives.

  JANUS CONTRARIAN FUND emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


56  Janus Investment Fund

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers and/or investment personnel seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure in emerging markets.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?


  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Janus Enterprise Fund and Janus Triton Fund. Although the other Funds offered by this Prospectus do not emphasize investments in companies of any particular size, Funds with a larger asset base are more likely to invest in larger, more established issuers.


4. HOW DO JANUS BALANCED FUND AND JANUS GROWTH AND INCOME FUND DIFFER FROM EACH OTHER?

  Janus Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. Janus Growth and Income Fund will normally invest at least 25% of its net assets in securities the portfolio manager believes have income potential. As a result, Janus Balanced Fund is expected to be less volatile than Janus Growth and Income Fund. Janus Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Janus Balanced Fund.

5. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

  Janus Balanced Fund and Janus Growth and Income Fund shift assets to varying degrees between the growth and income components of their portfolio holdings based on the portfolio managers' analyses of relevant market, financial, and economic conditions. If the portfolio managers believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth



                                   Principal investment strategies and risks  57
  component. Janus Balanced Fund's growth component will normally be 50-60% of its net assets. Janus Growth and Income Fund's growth component will normally be up to 75% of its net assets. In addition, the Funds' income component may consist of dividend-paying stocks which exhibit growth characteristics.

6. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

  The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential. Janus Growth and Income Fund may also utilize swaps as a means to gain exposure to certain common stocks.

7. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?


  Janus Balanced Fund's income component will consist primarily of fixed-income securities, which may include corporate debt securities, government obligations, mortgage-backed securities and other mortgage-related products, and short-term investments. The income component of Janus Growth and Income Fund will consist largely of equities and other securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities, equity derivatives, and all types of debt securities.


  Equity securities may be included in the income component of Janus Growth and Income Fund if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Janus Growth and Income Fund's income component may also exhibit growth characteristics. Janus Growth and Income Fund's income component may consist of structured securities such as equity-linked structured notes. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. Equity-linked structured notes are further described in the "Glossary of Investment Terms."




58  Janus Investment Fund

8. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY JANUS BALANCED FUND OR JANUS GROWTH AND INCOME FUND INVESTMENT?


  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. The income component of Janus Balanced Fund's holdings includes fixed-income securities. The income component of Janus Growth and Income Fund's holdings may include fixed-income securities.


9. HOW DOES THE PORTFOLIO MANAGER OF JANUS CONTRARIAN FUND DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio manager, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

10. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

11. WHAT ARE U.S. GOVERNMENT SECURITIES?

  The Funds, particularly Janus Balanced Fund, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations.



                                   Principal investment strategies and risks  59

  Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.

  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in



60  Janus Investment Fund
  gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF JANUS CONTRARIAN FUND AND JANUS ORION FUND AFFECT THE FUNDS' RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a Fund.

2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national



                                   Principal investment strategies and risks  61
    policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

  Within the parameters of its specific investment policies, each Fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). Janus Contrarian Fund has at times invested a significant portion of its assets in emerging markets and may continue to do so.

  To the extent that a Fund invests a significant amount of its assets in one or more countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and



62  Janus Investment Fund
  subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

5. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.




                                   Principal investment strategies and risks  63

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of the SAI for a description of bond rating categories.

7. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?


  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund's returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.


8. HOW DO THE FUNDS TRY TO REDUCE RISK?


  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.




64  Janus Investment Fund

  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers and/or investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Fund's portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable



                                   Principal investment strategies and risks  65
  capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of Janus Contrarian Fund's net assets and 35% or less of each of the other Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards,



66  Janus Investment Fund
    swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (for Janus Balanced Fund only, no more than 20% of the Fund's total assets)




  MORTGAGE- AND ASSET-BACKED SECURITIES


  Each Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. Each Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact a Fund's yield and your return.



  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.


  In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Fund's sensitivity to interest rate changes and causing its price to decline.





                                   Principal investment strategies and risks  67

  SHORT SALES

  Certain funds may engage in short sales. No more than 10% of a fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The funds may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a fund's losses are potentially unlimited in a short sale transaction. A fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the fund may be required to pay in connection with a short sale. Such payments may result in a fund having higher expenses than a fund that does not engage in short sales and may negatively affect the fund's performance.



  A fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the fund to similar risks. To the extent that the fund enters into short derivative positions, the fund may be exposed to risks similar to those associated with short sales, including the risk that the fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a fund's ability to fully implement a short selling strategy that could otherwise help the fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.




68  Janus Investment Fund

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's



                                   Principal investment strategies and risks  69
  portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."




70  Janus Investment Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative services fees, the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.



  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).



                                                     Management of the Funds  71

  FIXED-RATE INVESTMENT ADVISORY FEE


  The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.



                                                                              Actual Investment
                                                            Contractual          Advisory Fee
                                       Average Daily        Investment          Rate (%) (for
                                        Net Assets       Advisory Fee (%)   the fiscal year ended
  Fund Name                             of the Fund        (annual rate)      October 31, 2008)
-------------------------------------------------------------------------------------------------
  Janus Balanced Fund                All Asset Levels          0.55                  0.55
  Janus Enterprise Fund              All Asset Levels          0.64                  0.64
  Janus Fund                         All Asset Levels          0.64                  0.64
  Janus Growth and Income Fund       All Asset Levels          0.62                  0.61(1)
  Janus Orion Fund                   All Asset Levels          0.64                  0.64
  Janus Research Core Fund(2)        All Asset Levels          0.60                  0.60
  Janus Triton Fund                  All Asset Levels          0.64                  0.63(1)(3)
-------------------------------------------------------------------------------------------------




  (1) The actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.


  (2) Formerly named Janus Fundamental Equity Fund.


  (3) Reflects any expense waivers in effect during the period.


  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  Janus Contrarian Fund and Janus Research Fund each pay an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective February 2007 for each of Janus Contrarian Fund and Janus Research Fund. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Fund's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if a Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Fund underperformed its benchmark index over the performance




72  Janus Investment Fund
  measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.



                                                               Performance     Actual Investment
                                                                Adjusted          Advisory Fee
                                              Performance      Investment        Rate (%) (for
                                 Base Fee      Hurdle vs.     Advisory Fee   the fiscal year ended
  Fund Name                      Rate (%)   Benchmark Index     Rate (%)       October 31, 2008)
--------------------------------------------------------------------------------------------------
  Janus Contrarian Fund            0.64         +/-7.00%          0.76                0.76
  Janus Research Fund              0.64         +/-5.00%          0.78                0.78
--------------------------------------------------------------------------------------------------







  For Janus Contrarian Fund and Janus Research Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:


  Fund Name                                     Benchmark Index
----------------------------------------------------------------------------
  Janus Contrarian Fund                         S&P 500(R) Index
  Janus Research Fund                           Russell 1000(R) Growth Index
----------------------------------------------------------------------------



  Only the base fee rate applied until February 2007 for each of Janus Contrarian Fund and Janus Research Fund, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for each of Janus Contrarian Fund and Janus Research Fund.





                                                     Management of the Funds  73

  No Performance Adjustment is applied unless the difference between a Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.



  The application of an expense limit, if any, will have a positive effect upon a Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  For performance measurement periods prior to July 6, 2009, a Fund calculated its Performance Adjustment by comparing the performance of the initial share class against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of that Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.





74  Janus Investment Fund

  The Funds' SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Balanced Fund                                     0.76
  Janus Contrarian Fund(1)                                0.89
  Janus Enterprise Fund                                   0.90
  Janus Fund                                              0.78
  Janus Growth and Income Fund                            0.73
  Janus Orion Fund                                        0.90
  Janus Research Core Fund(2)                             0.66
  Janus Triton Fund                                       1.05
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.



  (2) Formerly named Janus Fundamental Equity Fund.




                                                     Management of the Funds  75

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS BALANCED FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Marc Pinto and Gibson Smith jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Pinto focuses on the equity portion of the Fund. Mr. Smith focuses on the fixed-income portion of the Fund.

    MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as an analyst. Mr. Pinto holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since May 2005. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Mr. Smith holds a Bachelor's degree in Economics from the University of Colorado.

JANUS CONTRARIAN FUND
--------------------------------------------------------------------------------
    DAVID C. DECKER, CFA, is Executive Vice President and Portfolio Manager of Janus Contrarian Fund, which he has managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.




76  Janus Investment Fund

JANUS ENTERPRISE FUND
--------------------------------------------------------------------------------
    BRIAN DEMAIN, CFA, is Executive Vice President and Portfolio Manager of Janus Enterprise Fund, which he has managed since November 2007. He served as Assistant Portfolio Manager of the Fund from September 2004 to October 2007. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld
    '67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.

JANUS FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Jonathan D. Coleman and Daniel Riff are responsible for the day-to-day management of the Fund. Mr. Coleman, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

    JONATHAN D. COLEMAN, CFA, is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Fund, which he has co-managed since November 2007. Mr. Coleman was Portfolio Manager of Janus Enterprise Fund from February 2002 to October 2007. Mr. Coleman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.

    DANIEL RIFF is Executive Vice President and Co-Portfolio Manager of Janus Fund, which he has co-managed since November 2007. Mr. Riff is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2003 as an analyst. Prior to joining Janus Capital, Mr. Riff was a student at the University of Pennsylvania (2002-2004). Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.

JANUS GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
    MARC PINTO, CFA, is Executive Vice President and Portfolio Manager of
    Janus Growth and Income Fund, which he has managed since November 2007.
    Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined
    Janus Capital in 1994 as an analyst. Mr. Pinto holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.





                                                     Management of the Funds  77

JANUS ORION FUND
--------------------------------------------------------------------------------
    JOHN EISINGER is Executive Vice President and Portfolio Manager of Janus Orion Fund, which he has managed since January 2008. He joined Janus
    Capital in 2003 as an equity research analyst. Prior to joining Janus Capital, Mr. Eisinger was an equity analyst for Palantir Partners LP from 2002 to 2003. Mr. Eisinger holds a Bachelor's degree (summa cum laude) in Finance from Boston College, Carroll School of Management.

JANUS RESEARCH CORE FUND
--------------------------------------------------------------------------------
    The Research Team (Janus Capital's equity research analysts) selects investments for Janus Research Core Fund and has done so since November 2007.

    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Fund. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.

JANUS RESEARCH FUND
--------------------------------------------------------------------------------
    The Research Team (Janus Capital's equity research analysts) selects investments for Janus Research Fund and has done so since February 2006.

    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Fund. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.




78  Janus Investment Fund

JANUS TRITON FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Chad Meade and Brian A. Schaub jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    CHAD MEADE is Executive Vice President and Co-Portfolio Manager of Janus Triton Fund, which he has co-managed since July 2006. He is also Portfolio Manager of other accounts. In addition, Mr. Meade performs duties as a research analyst. Mr. Meade joined Janus Capital in 2001 as an equity research analyst. He holds a Bachelor's degree (summa cum laude) in Finance from Virginia Tech.

    BRIAN A. SCHAUB, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Triton Fund, which he has co-managed since July 2006. He is also Portfolio Manager of other Janus accounts. In addition, Mr. Schaub performs duties as a research analyst. Mr. Schaub joined Janus Capital in 2000 as an equity research analyst. He holds a Bachelor's degree (cum laude) in Economics from Williams College. Mr. Schaub holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers and/or investment personnel is included in the SAI.




                                                     Management of the Funds  79

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  Only Class S Shares are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.



80  Janus Investment Fund

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



                                                           Other information  81
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




82  Janus Investment Fund

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  83

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income for Janus Balanced Fund and Janus Growth and Income Fund are normally declared and distributed in March, June, September, and December. Dividends from net investment income for the other Funds are normally declared and distributed in December. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your

84  Janus Investment Fund
  shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made



                                                     Distributions and taxes  85
  available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





86  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.


  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or

                                                         Shareholder's guide  87
  market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made



88  Janus Investment Fund
  between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN


  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and/or shareholder servicing of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of a Fund. Under the terms of the Class S Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class S Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of each Fund for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers and other financial intermediaries for providing these services to their customers who invest in the Funds.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other



                                                         Shareholder's guide  89
  financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class S Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when



90  Janus Investment Fund

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  evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class S Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or



                                                         Shareholder's guide  91

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  contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in




92  Janus Investment Fund

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  instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received.


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and retirement platforms. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be



                                                         Shareholder's guide  93
  made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.





94  Janus Investment Fund

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  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without



                                                         Shareholder's guide  95
  prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical



96  Janus Investment Fund
  without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short



                                                         Shareholder's guide  97
  positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to September 30.





98  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Funds since Class S Shares of the Funds are new.


                                                        Financial highlights  99

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


100  Janus Investment Fund

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                               Glossary of investment terms  101
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




102  Janus Investment Fund

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                               Glossary of investment terms  103

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



104  Janus Investment Fund

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





                                               Glossary of investment terms  105

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



106  Janus Investment Fund
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                               Glossary of investment terms  107

                       This page intentionally left blank.

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 GROWTH & CORE
                                   Janus Forty Fund

                              JANUS INVESTMENT FUND
                                 CLASS T SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes Janus Forty Fund (the "Fund"), a portfolio of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund.


              The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Only Class T Shares (the "Shares") are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Forty Fund...................................     2

FEES AND EXPENSES....................................     8

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    10
  Risks..............................................    11
  Frequently asked questions about certain risks.....    12
  General portfolio policies.........................    14

MANAGEMENT OF THE FUND
  Investment adviser.................................    20
  Management expenses................................    20
  Investment personnel...............................    22

OTHER INFORMATION....................................    23

DISTRIBUTIONS AND TAXES..............................    27

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    30
  Administrative fees................................    32
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    32
  Purchases..........................................    33
  Exchanges..........................................    34
  Redemptions........................................    35
  Excessive trading..................................    36
  Shareholder communications.........................    40

FINANCIAL HIGHLIGHTS.................................    41

GLOSSARY OF INVESTMENT TERMS.........................    42





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS FORTY FUND

  Janus Forty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS FORTY FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


2  Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more



                                                          Risk/return summary  3
  susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Janus Adviser Forty Fund ("JAD predecessor fund") into the Fund. The performance shown for Class T Shares reflects the performance of the JAD predecessor fund's Class S Shares (formerly named Class I Shares) from




4  Janus Investment Fund

  August 1, 2000 to July 6, 2009 (prior to the reorganization). For the periods prior to August 1, 2000, the performance shown for Class T Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series - Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund).



  The performance shown for the periods August 1, 2000 to July 6, 2009 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. The performance shown for certain periods prior to August 1, 2000, was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  JANUS FORTY FUND - CLASS T


   Annual returns for periods ended 12/31
         66.16%    -16.34%   -21.83%   -15.85%   18.92%    17.64%    14.60%    10.18%    35.57%    -44.02%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 41.57%     Worst Quarter:  4th-2008 -25.11%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -0.87%.



                                                 Average annual total return for periods ended 12/31/08
                                                 ------------------------------------------------------
                                                                                      Since Inception
                                                                                    of Predecessor Fund
                                                   1 year    5 years    10 years          (5/1/97)
  Class T Shares
    Return Before Taxes                           -44.02%      2.43%      2.06%            7.92%
    Return After Taxes on Distributions           -44.47%      2.16%      1.87%            7.75%
    Return After Taxes on Distributions and Sale
       of Fund Shares(1)                          -28.01%      2.11%      1.75%            7.05%
  Russell 1000(R) Growth Index(2) (reflects no    -38.44%     -3.42%     -4.27%            0.76%
    deduction for expenses, fees, or taxes)
  S&P 500(R) Index(3) (reflects no deduction for  -37.00%     -2.19%     -1.38%            2.77%
    expenses, fees, or taxes)

                                                -------------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




6  Janus Investment Fund

  After-tax returns are calculated using distributions for the JAD predecessor fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to July 6, 2009; and actual distributions for other classes of shares for periods prior to August 1, 2000. If Class T Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  7

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class T Shares of the Fund. Expense information shown reflects estimated annualized expenses that Class T Shares of the Fund expect to incur during their fiscal year. It is important for you to know that a decline in the Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Fund. Significant declines in the Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Class T Shares do not impose sales charges when you buy or sell the Fund's Class T Shares.


  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.






8  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class T
 Sales charges.................................................................   None
 Redemption fee................................................................   None
 Exchange fee..................................................................   None


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*


                                                     Acquired      Total                    Net
                                                      Fund(4)   Annual Fund             Annual Fund
                          Management      Other      Fees and    Operating    Expense    Operating
                            Fee(2)     Expenses(3)   Expenses   Expenses(5)   Waivers   Expenses(5)
 Janus Forty Fund -
   Class T                   0.64%        0.27%        0.01%       0.92%       0.00%       0.92%



--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
  (2) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital.

  (3) Since Class T Shares of the Fund did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class T Shares of the Fund expect to incur during their fiscal year. Included in Other Expenses is an administrative fee of 0.25% of the average daily net assets of Class T Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, or other shareholder services provided on behalf of shareholders of the Fund.


  (4) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Since Class T Shares of the Fund did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated.


  (5) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding administrative fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus.



--------------------------------------------------------------------------------
 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest
 $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                         1 Year   3 Years   5 Years   10 Years
                                         -------------------------------------
 Janus Forty Fund - Class T               $ 94     $ 293     $ 509     $ 1,131



--------------------------------------------------------------------------------




                                                          Risk/return summary  9

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that those stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio manager seeks companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure in emerging markets.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share

10  Janus Investment Fund
  of the company's stock by the total number of its shares outstanding. The Fund does not emphasize investments in companies of any particular size.

RISKS

  Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.

  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that the Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund's Statement of Additional Information ("SAI").




                                   Principal investment strategies and risks  11

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF THE FUND AFFECT ITS RISK
   PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio manager has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund. Since the Fund normally invests primarily in a core portfolio of 20-40 common stocks, this risk may be increased.

2. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

3. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.




12  Janus Investment Fund

4. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.




                                   Principal investment strategies and risks  13

5. HOW DOES THE FUND TRY TO REDUCE RISK?


  The Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.




14  Janus Investment Fund

  PORTFOLIO TURNOVER
  In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. Changes are normally made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a fund. A fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.





                                   Principal investment strategies and risks  15

  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (35% or less of the Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis



  SHORT SALES

  The Fund may engage in short sales. No more than 10% of the Fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Fund may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender




16  Janus Investment Fund
  may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Fund's losses are potentially unlimited in a short sale transaction. The Fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund's performance.



  The Fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, the Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, the Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."




                                   Principal investment strategies and risks  17

  SECURITIES LENDING
  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.


  SPECIAL SITUATIONS

  The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security;



18  Janus Investment Fund
  or (v) significant changes in cost structure. The Fund's performance could suffer from its investments in "special situations."




                                   Principal investment strategies and risks  19

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES




  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative fees, any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.



  The following table reflects the Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers).



20  Janus Investment Fund

  The Fund pays an investment advisory fee at a fixed rate based on the Fund's average daily net assets.


                                                                       Actual Investment
                                                     Contractual          Advisory Fee
                                Average Daily        Investment         Rate(1) (%) (for
                                 Net Assets       Advisory Fee (%)   the fiscal year ended
  Fund Name                      of the Fund        (annual rate)        July 31, 2008)
------------------------------------------------------------------------------------------
  Janus Forty Fund            All Asset Levels          0.64                  0.62(2)
------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) In addition to other expense waivers, the actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.



  A discussion regarding the basis for the Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding administrative fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Forty Fund                                        0.78
--------------------------------------------------------------------------






                                                      Management of the Fund  21

INVESTMENT PERSONNEL

JANUS FORTY FUND
--------------------------------------------------------------------------------
    RON SACHS, CFA, is Executive Vice President and Portfolio Manager of Janus Forty Fund, which he has managed since January 2008. Mr. Sachs was Portfolio Manager of Janus Orion Fund from its inception (June 2000) to December 2007 and Janus Triton Fund from its inception (February 2005) to February 2006. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. He holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




22  Janus Investment Fund

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  Only Class T Shares are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  The Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General

                                                           Other information  23

  ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there



24  Janus Investment Fund
  was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.





                                                           Other information  25

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




26  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  27
  buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




28  Janus Investment Fund

  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





                                                     Distributions and taxes  29

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days

30  Janus Investment Fund
  or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund



                                                         Shareholder's guide  31
  is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

ADMINISTRATIVE FEES


  The Fund pays an annual administrative fee of 0.25% of net assets of Class T Shares for administrative services, including recordkeeping, subaccounting, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. These administrative fees are paid by the Shares of the Fund to Janus Services LLC, which uses such fees to reimburse intermediaries. Janus Services or its affiliates may also pay administrative fees to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Fund.


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class T Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and



32  Janus Investment Fund
  maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, considering which share class of the Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may be made only through financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering



                                                         Shareholder's guide  33

  Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class T Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).




34  Janus Investment Fund

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received.


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may



                                                         Shareholder's guide  35
  receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and



36  Janus Investment Fund
  presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Fund attempts to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).

  Generally, a purchase and redemption of Shares from the Fund within 90 calendar days (i.e., "round trip") may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.


  The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Fund's Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.




                                                         Shareholder's guide  37

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as



38  Janus Investment Fund
  certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other



                                                         Shareholder's guide  39
    investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab at janus.com/info.


  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.





40  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Fund since Class T Shares of the Fund are new.


                                                        Financial highlights  41

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


42  Janus Investment Fund

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  43
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




44  Janus Investment Fund

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  45

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



46  Janus Investment Fund

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





                                                Glossary of investment terms  47

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



48  Janus Investment Fund
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  49

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50

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                                                                              51

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52

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.


           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)


                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 INTERNATIONAL & GLOBAL
                                   Janus International Equity Fund
                                   Janus International Forty Fund



                              JANUS INVESTMENT FUND
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus





    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.

              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class A Shares and Class C Shares (the "Shares") are offered by this Prospectus. The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus International Equity Fund....................     2
  Janus International Forty Fund.....................     8

FEES AND EXPENSES....................................    12

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    16
  Risks..............................................    16
  Frequently asked questions about certain risks.....    18
  General portfolio policies.........................    20

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    26
  Management expenses................................    26
  Investment personnel...............................    31

OTHER INFORMATION....................................    34

DISTRIBUTIONS AND TAXES..............................    38

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    41
  Choosing a share class.............................    43
  Distribution, servicing, and administrative fees...    44
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    45
  Purchases..........................................    47
  Exchanges..........................................    51
  Redemptions........................................    52
  Excessive trading..................................    55
  Shareholder communications.........................    59

FINANCIAL HIGHLIGHTS.................................    60

GLOSSARY OF INVESTMENT TERMS.........................    65





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS INTERNATIONAL EQUITY FUND

  Janus International Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The Fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The Fund may, under unusual circumstances, invest all of its assets in a single country. The Fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. The portfolio manager normally seeks to limit any sector exposure and country exposure to plus or minus 10% of the respective weighting of the Fund's primary benchmark index, currently the Morgan Stanley Capital International EAFE(R) Index. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types

2   Janus Investment Fund
  of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 4.9% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue.




                                                          Risk/return summary  3

  Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares and Class C Shares of Janus Adviser International Equity Fund ("JAD predecessor fund") into Class A Shares and Class C Shares of the Fund. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund's Class A Shares and Class C Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund's Class A Shares and Class C Shares, respectively, net of any fee and expense




4   Janus Investment Fund
  limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.




                                                          Risk/return summary  5

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


  JANUS INTERNATIONAL EQUITY FUND - CLASS C


   Annual returns for periods ended 12/31
                                                                                         20.92%    -46.56%
                                                                                          2007      2008

   Best Quarter:  3rd-2007 8.74%     Worst Quarter:  3rd-2008 -24.45%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -4.06%.



                                 Average annual total return for periods ended 12/31/08
                                 ------------------------------------------------------
                                                                      Since Inception
                                                                    of Predecessor Fund
                                                       1 year(1)         (11/28/06)
  Class C Shares
    Return Before Taxes                                 -47.09%           -16.86%
    Return After Taxes on Distributions                 -47.19%           -16.97%
    Return After Taxes on Distributions and
       Sale of Fund Shares(2)                           -30.38%           -14.07%
  Class A Shares(3)                                     -49.27%           -18.43%
  Morgan Stanley Capital International EAFE(R)
    Index(4) (reflects no deduction for expenses,       -43.38%           -17.88%
    fees, or taxes)

                                                    -----------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.


  After-tax returns are calculated using distributions for the JAD predecessor fund's Class C Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.





6   Janus Investment Fund

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                          Risk/return summary  7

JANUS INTERNATIONAL FORTY FUND

  Janus International Forty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS INTERNATIONAL FORTY FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The Fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




8   Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 7.7% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





                                                          Risk/return summary  9

  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and/or semiannual report. The performance of the Fund will be compared to the Morgan Stanley Capital International ("MSCI") All Country World ex-U.S. Index(SM), which is the



10   Janus Investment Fund

  Fund's primary benchmark index, and the MSCI EAFE(R) Index, which is the Fund's secondary benchmark index. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. The MSCI EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.




                                                         Risk/return summary  11

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A Shares or Class C Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class A Shares and Class C Shares of the Funds expect to incur during their fiscal year. The expense information shown includes administrative fee expenses. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





12   Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                          Class A    Class C
 Maximum Sales Charge (load) Imposed on Purchases (as a % of offering
   price)..............................................................   5.75%(2)   N/A
 Maximum Deferred Sales Charge (load) (as a % of the lower of original
   purchase price or redemption proceeds)..............................   None(3)    1.00%(4)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                       Distribution/                           Acquired     Total                  Net
                                          Service                  Short Sale   Fund(8)  Annual Fund           Annual Fund
                           Management     (12b-1)        Other      Dividend   Fees and   Operating   Expense   Operating
                             Fee(5)       Fees(6)     Expenses(7)   Expenses   Expenses  Expenses(9)  Waivers  Expenses(9)
 Janus International
   Equity Fund(10) -
      Class A                 0.71%        0.25%         0.32%          N/A      0.01%      1.29%      0.00%      1.29%
      Class C                 0.71%        1.00%         0.29%          N/A      0.01%      2.01%      0.00%      2.01%
 Janus International
   Forty Fund(10) -
      Class A                 0.73%        0.25%         7.24%        0.00%(11)  0.00%      8.22%      6.72%      1.50%
      Class C                 0.73%        1.00%         6.93%        0.00%(11)  0.00%      8.66%      6.41%      2.25%



--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
  (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide.

  (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

  (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

  (5) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital. For each Fund, this fee may adjust up or down monthly based on each Fund's performance relative to its respective benchmark index over the performance measurement period.

  (6) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (7) Since Class A Shares and Class C Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class A Shares and Class C Shares of the Funds expect to incur during their fiscal year. Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.


  (8) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class A Shares and Class C Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.

--------------------------------------------------------------------------------




                                                         Risk/return summary  13

--------------------------------------------------------------------------------

  (9) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


 (10) Each Fund pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.68% for Janus International Equity Fund and 0.73% for Janus International Forty Fund. Any such adjustment to this base fee rate commenced December 2007 for Janus International Equity Fund and June 2009 for Janus International Forty Fund, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. Each Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.


 (11) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Amounts less than 0.01% are included in Other Expenses.

--------------------------------------------------------------------------------




14   Janus Investment Fund

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. All of the examples assume that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:




 IF CLASS A SHARES ARE REDEEMED:             1 Year(1)(2)     3 Years(1)(3)    5 Years(1)(3)   10 Years(1)(3)
                                            -----------------------------------------------------------------
   International Equity Fund(4) - Class A       $   699          $   960          $ 1,242          $ 2,042
   International Forty Fund(4) - Class A        $ 1,337          $ 2,789          $ 4,149          $ 7,183



--------------------------------------------------------------------------------


 IF CLASS C SHARES ARE REDEEMED:               1 Year(5)       3 Years(3)       5 Years(3)       10 Years(3)
                                            -----------------------------------------------------------------
   International Equity Fund(4) - Class C       $  304           $   630          $ 1,083          $ 2,338
   International Forty Fund(4) - Class C        $  950           $ 2,458          $ 3,951          $ 7,230




--------------------------------------------------------------------------------


 IF CLASS A SHARES ARE NOT REDEEMED:         1 Year(1)(3)     3 Years(1)(3)    5 Years(1)(3)   10 Years(1)(3)
                                            -----------------------------------------------------------------
   International Equity Fund(4) - Class A       $   699          $   960          $ 1,242          $ 2,042
   International Forty Fund(4) - Class A        $ 1,337          $ 2,789          $ 4,149          $ 7,183




--------------------------------------------------------------------------------



 IF CLASS C SHARES ARE NOT REDEEMED:           1 Year(3)       3 Years(3)       5 Years(3)       10 Years(3)
                                            -----------------------------------------------------------------
   International Equity Fund(4) - Class C       $  204           $   630          $ 1,083          $ 2,338
   International Forty Fund(4) - Class C        $  850           $ 2,458          $ 3,951          $ 7,230



--------------------------------------------------------------------------------
 (1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.

 (2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

 (3) Contingent deferred sales charge is not applicable.
 (4) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
 (5) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 Ongoing expenses associated with Class C Shares, over time, may exceed those of Class A Shares.
--------------------------------------------------------------------------------




                                                         Risk/return summary  15

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio manager believes that those stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant exposure in emerging markets.

  The Funds may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Funds may also sell a holding to meet redemptions.

2. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Funds offered by this Prospectus do not emphasize investments in companies of any particular size.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in

16  Janus Investment Fund
  response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.

  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").




                                   Principal investment strategies and risks  17

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF JANUS INTERNATIONAL FORTY FUND AFFECT THE FUND'S RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio manager has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund. Since the Fund normally invests primarily in a core portfolio of 30-50 common stocks, this risk may be increased.

2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the



18  Janus Investment Fund
    government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

  Within the parameters of its specific investment policies, each Fund, particularly Janus International Forty Fund, may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). Janus International Equity Fund will normally limit its investments in emerging market countries to 15% of its net assets.

  To the extent that a Fund invests a significant amount of its assets in one or more countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such



                                   Principal investment strategies and risks  19
  securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

5. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

6. HOW DO THE FUNDS TRY TO REDUCE RISK?


  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and



20  Janus Investment Fund
  borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. The cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.


  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio manager. Changes are normally made in a Fund's portfolio whenever the



                                   Principal investment strategies and risks  21
  portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds




22  Janus Investment Fund

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of Janus International Equity Fund's net assets and 35% or less of Janus International Forty Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  SHORT SALES

  Certain funds may engage in short sales. No more than 10% of a fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The funds may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a fund's losses are potentially unlimited in a short sale transaction. A fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the fund may be required to pay in connection with a short




                                   Principal investment strategies and risks  23
  sale. Such payments may result in a fund having higher expenses than a fund that does not engage in short sales and may negatively affect the fund's performance.



  A fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the fund to similar risks. To the extent that the fund enters into short derivative positions, the fund may be exposed to risks similar to those associated with short sales, including the risk that the fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a fund's ability to fully implement a short selling strategy that could otherwise help the fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement



24  Janus Investment Fund
  security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."




                                   Principal investment strategies and risks  25

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES

  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.


  The following table reflects each Fund's contractual investment advisory base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers).


  The Funds each pay an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective December 2007 for Janus International Equity Fund and June 2009 for Janus International Forty Fund.

26  Janus Investment Fund

  Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Fund's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if a Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.



                                                           Performance     Actual Investment
                                                            Adjusted          Advisory Fee
                                                           Performance      Investment       Rate(1) (%) (for
                                             Base Fee       Hurdle vs.     Advisory Fee   the fiscal year ended
  Fund Name                                  Rate (%)    Benchmark Index     Rate (%)         July 31, 2008)
---------------------------------------------------------------------------------------------------------------
  Janus International Equity Fund              0.68          +/-7.00%          0.71                0.70(2)
  Janus International Forty Fund               0.73          +/-6.00%           N/A(3)             0.00(4)
---------------------------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) In addition to other expense waivers, the actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.


  (3) Any applicable Performance Adjustment begins June 1, 2009 for the Fund.


  (4) For the fiscal period May 30, 2008 to July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers) because the Fund's fee waiver exceeded the investment advisory fee.



  For each Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases




                                                     Management of the Funds  27
  or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:

  Fund Name                               Benchmark Index
----------------------------------------------------------------------------------
  Janus International Equity Fund         MSCI EAFE(R) Index
  Janus International Forty Fund          MSCI All Country World ex-U.S. Index(SM)



  Only the base fee rate applied until December 2007 for Janus International Equity Fund and June 2009 for Janus International Forty Fund, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by each Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began December 2007 for Janus International Equity Fund and June 2009 for Janus International Forty Fund.



  No Performance Adjustment is applied unless the difference between a Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated




28  Janus Investment Fund
  monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.



  The application of an expense limit, if any, will have a positive effect upon a Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  The investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of that Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.


  The Funds' SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.





                                                     Management of the Funds  29

  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus International Equity Fund(1)                      1.25
  Janus International Forty Fund(1)                       1.25
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.





30  Janus Investment Fund

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Janus International Equity Fund, which he has co-managed or managed since inception. Mr. Saltiel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


JANUS INTERNATIONAL FORTY FUND
--------------------------------------------------------------------------------

    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Janus International Forty Fund, which he has managed since inception. Mr. Saltiel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




                                                     Management of the Funds  31

PERFORMANCE OF COMPARABLE ACCOUNTS



  JANUS INTERNATIONAL EQUITY FUND COMPARABLE ACCOUNT
  PERFORMANCE OF JANUS INTERNATIONAL EQUITY COMPOSITE

  The following chart shows the historical performance of the Janus International Equity Composite (the "Composite"), which includes a non-mutual fund account managed by Janus Capital that has an investment objective, policies, and strategies substantially similar to Janus International Equity Fund. Certain policies and strategies for this account changed in June 2004, as discussed below, and have been substantially similar to those of the Fund since that time. The presentation is intended to reflect the investment capabilities of Janus Capital, but should not be a substitute for and is not intended to reflect an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.

  The non-mutual fund account in the Composite has been co-managed or managed by Laurent Saltiel, the Fund's portfolio manager, since March 2006. Prior periods shown reflect performance under a former manager. The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is the benchmark index for the Fund and the Composite. In addition, the MSCI EAFE(R) Growth Index is a secondary benchmark index for the Composite.


  As of March 31, 2009, the Composite consisted of two advisory accounts, one of which is a mutual fund portfolio. As of this date, the total assets of the Composite were approximately $154.3 million. All accounts that have investment objectives, polices, and strategies that are substantially similar to the Fund's are included in this Composite.


  Composite performance shown reflects the deduction of advisory fees and transaction costs charged to the account in the Composite and reflects the reinvestment of dividends and other earnings. Janus International Equity Fund's fees and expenses are generally expected to be higher than those reflected in the Composite and include an advisory fee that adjusts up or down based on the performance of the Fund relative to its benchmark index. The non-mutual fund account is not subject to the fees and expenses normally paid by mutual funds. Therefore, if the non-mutual fund account in the Composite was subject to the fees and expenses payable by the Fund, performance of the Composite for the periods shown would have been lower. Effective June 30, 2004, the non-mutual fund account in the Composite became subject to certain limits relating to emerging markets investments and sector weightings, which are similar to the Fund. Had these limits been in place prior to June 30, 2004, performance may have been different.




32  Janus Investment Fund

  Additionally, the non-mutual fund account in the Composite is not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.



                                     Average annual total return for periods ended March 31, 2009
                                     ------------------------------------------------------------
                                                                                         Since
                                                                                       Inception
                                                       1 year   5 years   10 years   January 1997
  Janus International Equity Composite(1)             -44.68%     2.06%     6.21%       10.85%
  MSCI EAFE(R) Index(2)                               -46.50%    -2.18%    -0.84%        1.06%
  MSCI EAFE(R) Growth Index(3)                        -45.36%    -1.99%    -2.46%       -0.35%
                                                    ---------------------------------------------




  (1) Effective June 30, 2004, the Composite adopted limits relating to emerging markets investments and sector and country weightings that are similar to those of Janus International Equity Fund. Prior to this time, the Composite could invest without limit in emerging markets, and any country or sector. For the periods beginning June 30, 2004 and ending March 31, 2009, the average annual total return of the Composite was 1.97% and for the MSCI EAFE(R) Index and the MSCI EAFE(R) Growth Index was -6.21% and -5.03%, respectively.

  (2) The MSCI EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.
  (3) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities.




                                                     Management of the Funds  33

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class A Shares and Class C Shares are offered by this Prospectus. The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.



34  Janus Investment Fund

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



                                                           Other information  35
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




36  Janus Investment Fund

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  37

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

38  Janus Investment Fund
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




                                                     Distributions and taxes  39

  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





40  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms, including but not limited to, fee-based broker-dealers or financial advisors, primarily on their wrap account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the wrap account. Class A Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares offer the ability for payment of up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, the Shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  The price you pay for purchases of Class A Shares or Class C Shares is the public offering price, which is the NAV next determined after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases

                                                         Shareholder's guide  41
  and redemptions of Shares. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.





42  Janus Investment Fund

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

  Only Class A Shares and Class C Shares are offered by this Prospectus. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. The other share classes are offered in separate prospectuses. For more information about these other classes of shares and whether or not you are eligible to purchase these Shares, please call 1-800-525-0020.

  Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

  - how much you plan to invest;

  - how long you expect to own the shares;

  - the expenses paid by each class; and

  - whether you qualify for any reduction or waiver of any sales charges.




                                                         Shareholder's guide  43

  You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to Class A Shares and Class C Shares:

  Class A Shares
  Initial sales charge on purchases                       Up to 5.75%(1)
  - Reduction of initial sales charge for purchases of
    $50,000 or more
  - Initial sales charge waived for purchases of
    $1 million or more

  Deferred sales charge (CDSC)                            None except on certain redemptions of
                                                          Shares purchased without an initial
                                                          sales charge(1)
  Minimum initial investment                              $2,500
  Maximum purchase                                        None
  Minimum aggregate account balance                       None
  12b-1 fee                                               Up to 0.25% annual distribution fee;
                                                          lower annual operating expenses than
                                                          Class C Shares because of lower 12b-1
                                                          fee



  (1) May be waived under certain circumstances.

  Class C Shares
  Initial sales charge on purchases                       None
  Deferred sales charge (CDSC)                            1.00% on Shares redeemed within
                                                          12 months of purchase(1)
  Minimum initial investment                              $2,500
  Maximum purchase                                        $500,000
  Minimum aggregate account balance                       None
  12b-1 fee                                               1.00% annual fee (up to 0.75%
                                                          distribution fee and up to 0.25%
                                                          shareholder servicing fee); higher annual
                                                          operating expenses than Class A Shares
                                                          because of higher 12b-1 fee



  (1) May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS


  Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and/or shareholder servicing of Class A Shares and Class C Shares based on average daily net assets of each, up to the following annual rates:


  Class                                            12b-1 Fee for the Funds
  ------------------------------------------------------------------------
  Class A Shares                                            0.25%
  Class C Shares                                            1.00%(1)




  (1) Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.





44  Janus Investment Fund

  Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE FEES

  Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management,



                                                         Shareholder's guide  45
  or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  In addition, Janus Capital, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings,



46  Janus Investment Fund
  and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."




                                                         Shareholder's guide  47

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class A Shares and Class C Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

  Each Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day



48  Janus Investment Fund
  or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  INITIAL SALES CHARGE

  CLASS A SHARES
  An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                                   Class A Shares Sales Charge
                                                       as a Percentage of
                                                  ----------------------------
                                                  Offering          Net Amount
  Amount of Purchase at Offering Price            Price(1)           Invested
  Under $50,000                                     5.75%              6.10%
  $50,000 but under $100,000                        4.50%              4.71%
  $100,000 but under $250,000                       3.50%              3.63%
  $250,000 but under $500,000                       2.50%              2.56%
  $500,000 but under $1,000,000                     2.00%              2.04%
  $1,000,000 and above                              None(2)            None


  (1) Offering price includes the initial sales charge.
  (2) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

  - 1.00% on amounts from $1,000,000 to $4,000,000;
  - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
  - plus 0.25% on amounts over $10,000,000.

  The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

  QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE
  You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus funds) with your current purchase of Class A Shares of the Funds and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in



                                                         Shareholder's guide  49
  the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

  Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares;
  (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.

  RIGHT OF ACCUMULATION. You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

  LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually



50  Janus Investment Fund
  paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus
  (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

  AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

  - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

  - solely controlled business accounts; and

  - single participant retirement plans.

  To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.


  You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds' shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.


  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into




                                                         Shareholder's guide  51
  which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to the "Redemption Fee" section of the prospectus for the class of shares to be received.


  WAIVER OF SALES CHARGES
  Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Funds' Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to "Redemptions." While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and retirement platforms. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial



52  Janus Investment Fund
  intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.




                                                         Shareholder's guide  53

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  CLASS A SHARES AND CLASS C SHARES CDSC
  A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

  CDSC WAIVERS

  There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

  - Upon the death or disability of an account owner;

  - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

  - Retirement plan shareholders taking required minimum distributions;

  - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

  - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

  - If a Fund chooses to liquidate or involuntarily redeem shares in your account.

  To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.




54  Janus Investment Fund

  REINSTATEMENT PRIVILEGE

  After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of the Funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.


  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future



                                                         Shareholder's guide  55
  purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the



56  Janus Investment Fund
  money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading,



                                                         Shareholder's guide  57
  some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or



58  Janus Investment Fund
  change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to September 30.





                                                         Shareholder's guide  59

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance for each fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.



  Janus International Equity Fund and Janus International Forty Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares and Class C Shares of Janus Adviser International Equity Fund and Janus Adviser International Forty Fund (the "predecessor funds") into each respective Fund. For Janus International Equity Fund and Janus International Forty Fund, the financial highlights shown are for the Class A Shares and Class C Shares of the respective predecessor fund. The predecessor funds had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to September 30.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class A Shares and Class C Shares of the Funds (assuming reinvestment of all dividends and distributions).


60  Janus Investment Fund


JANUS INTERNATIONAL EQUITY FUND - CLASS A*
                                                                                   Janus Adviser
                                                                        International Equity Fund - Class A
---------------------------------------------------------------------------------------------------------------
                                                                    Period ended         Year or Period ended
                                                                     January 31                 July 31
                                                                       2009(1)           2008        2007(2)(3)
                                                                     (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                   $11.53          $11.35         $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                             0.03          (0.02)           0.09
 Net gain/(loss) on securities (both realized and unrealized)           (4.86)            0.29           1.26

 Total from investment operations                                       (4.83)            0.27           1.35

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                   (0.05)          (0.04)             --
 Distributions from capital gains                                       (0.09)          (0.05)             --

 Total distributions                                                    (0.14)          (0.09)             --


 NET ASSET VALUE, END OF PERIOD                                          $6.56          $11.53         $11.35


 Total return(4)                                                      (41.89)%           2.29%         13.50%

 Net assets, end of period (in thousands)                              $46,910         $73,749           $800
 Average net assets for the period (in thousands)                      $57,980         $21,952           $643
 Ratio of gross expenses to average net assets(5)(6)(7)                  1.29%           1.28%          1.50%
 Ratio of net expenses to average net assets(5)(8)                       1.29%           1.27%          1.50%
 Ratio of net investment income/(loss) to average net assets(5)          0.92%           1.32%          1.44%
 Portfolio turnover rate(5)                                               206%             39%            57%
---------------------------------------------------------------------------------------------------------------






 * Effective July 6, 2009, Class A Shares of Janus Adviser International Equity Fund (the "predecessor fund") were reorganized into Class A Shares of Janus International Equity Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Certain prior year amounts have been reclassified to conform with current year presentation.
(3) Period November 28, 2006 (inception date) through July 31, 2007.
(4) Total return not annualized for periods of less than one year.
(5) Annualized for periods of less than one full year.
(6) The expense ratio reflects expenses prior to any expense offset arrangements.
(7) The ratio was 9.77% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.
(8) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  61


JANUS INTERNATIONAL FORTY FUND - CLASS A*
                                                                           Janus Adviser
                                                                        International Forty
                                                                           Fund - Class A
-----------------------------------------------------------------------------------------------
                                                                    Period ended   Period ended
                                                                     January 31       July 31
                                                                       2009(1)        2008(2)
                                                                     (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $9.11         $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                             0.02             --
 Net gain/(loss) on securities (both realized and unrealized)           (4.33)         (0.89)

 Total from investment operations                                       (4.31)         (0.89)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                       --             --
 Distributions from capital gains                                       (0.02)             --

 Total distributions                                                    (0.02)             --


 NET ASSET VALUE, END OF PERIOD                                          $4.78          $9.11


 Total return(3)                                                      (47.28)%        (8.90)%

 Net assets, end of period (in thousands)                                 $468           $321
 Average net assets for the period (in thousands)                         $332           $247
 Ratio of gross expenses to average net assets(4)(5)(6)(7)               1.54%          1.54%
 Ratio of net expenses to average net assets(4)(7)(8)                    1.50%          1.54%
 Ratio of net investment income/(loss) to average net assets(4)          0.82%        (0.37)%
 Portfolio turnover rate(4)                                               160%            54%
-----------------------------------------------------------------------------------------------






 * Effective July 6, 2009, Class A Shares of Janus Adviser International Forty Fund (the "predecessor fund") were reorganized into Class A Shares of Janus International Forty Fund. The predecessor fund had a fiscal year end of July
    31. As soon as practicable following the reorganization, the Fund will change its fiscal year end to September 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Period May 30, 2008 (inception date) through July 31, 2008.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 8.18% in 2009 (unaudited) and 56.43% in 2008 before waiver of certain fees and expense offsets incurred by the Fund.



(7) The expense ratio includes dividends on short positions. The ratio would be 1.50% in 2008, without the inclusion of dividends on short positions. The effect of short sale dividend expenses to the ratio in 2009 was less than 0.01%.

(8) The expense ratio reflects expenses after any expense offset arrangements.




62  Janus Investment Fund


JANUS INTERNATIONAL EQUITY FUND - CLASS C*
                                                                                   Janus Adviser
                                                                        International Equity Fund - Class C
--------------------------------------------------------------------------------------------------------------
                                                                    Period ended         Year or Period ended
                                                                     January 31                 July 31
                                                                       2009(1)            2008         2007(2)
                                                                     (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                   $11.37           $11.30         $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                               --           (0.02)           0.04
 Net gain/(loss) on securities (both realized and unrealized)           (4.79)             0.14           1.26

 Total from investment operations                                       (4.79)             0.12           1.30

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                   (0.03)               --             --
 Distributions from capital gains                                       (0.09)           (0.05)             --

 Total distributions                                                    (0.12)           (0.05)             --


 NET ASSET VALUE, END OF PERIOD                                          $6.46           $11.37         $11.30


 Total return(3)                                                      (42.07)%            1.02%         13.00%

 Net assets, end of period (in thousands)                              $11,976          $16,623           $846
 Average net assets for the period (in thousands)                      $12,750           $5,971           $619
 Ratio of gross expenses to average net assets(4)(5)(6)                  2.01%            2.04%          2.26%
 Ratio of net expenses to average net assets(4)(7)                       2.01%            2.04%          2.25%
 Ratio of net investment income/(loss) to average net assets(4)          0.18%            0.51%          0.63%
 Portfolio turnover rate(4)                                               206%              39%            57%
--------------------------------------------------------------------------------------------------------------






 * Effective July 6, 2009, Class C Shares of Janus Adviser International Equity Fund (the "predecessor fund") were reorganized into Class C Shares of Janus International Equity Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Period November 28, 2006 (inception date) through July 31, 2007.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.
(6) The ratio was 11.49% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.
(7) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  63


JANUS INTERNATIONAL FORTY FUND - CLASS C*
                                                                                   Janus Adviser
                                                                                International Forty
                                                                                  Fund - Class C
---------------------------------------------------------------------------------------------------------
                                                                         Period ended        Period ended
                                                                          January 31            July 31
                                                                            2009(1)             2008(2)
                                                                          (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                         $9.10              $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                                  0.02              (0.01)
 Net gain/(loss) on securities (both realized and unrealized)                (4.34)              (0.89)

 Total from investment operations                                            (4.32)              (0.90)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                            --                  --
 Distributions from capital gains                                            (0.02)                  --

 Total distributions                                                         (0.02)                  --


 NET ASSET VALUE, END OF PERIOD                                               $4.76               $9.10


 Total return(3)                                                           (47.44)%             (9.00)%

 Net assets, end of period (in thousands)                                      $172                $248
 Average net assets for the period (in thousands)                              $184                $242
 Ratio of gross expenses to average net assets(4)(5)(6)(7)                    1.94%               2.29%
 Ratio of net expenses to average net assets(4)(7)(8)                         1.91%               2.29%
 Ratio of net investment income/(loss) to average net assets(4)               0.52%             (1.13)%
 Portfolio turnover rate(4)                                                    160%                 54%
---------------------------------------------------------------------------------------------------------






 * Effective July 6, 2009, Class C Shares of Janus Adviser International Forty Fund (the "predecessor fund") were reorganized into Class C Shares of Janus International Forty Fund. The predecessor fund had a fiscal year end of July
    31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Period May 30, 2008 (inception date) through July 31, 2008.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 8.62% in 2009 (unaudited) and 52.96% in 2008 before waiver of certain fees and expense offsets incurred by the Fund.


(7) The expense ratio includes dividends on short positions. The ratio would be 2.25% in 2008, without the inclusion of dividends on short positions. The effect of short sale dividend expenses to the ratio in 2009 was less than 0.01%.

(8) The expense ratio reflects expenses after any expense offset arrangements.




64  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  65

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



66  Janus Investment Fund
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  67

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




68  Janus Investment Fund

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  69

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





70  Janus Investment Fund

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



                                                Glossary of investment terms  71
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




72  Janus Investment Fund

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           You can make inquiries and request other information,
           including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)


                   janus.com/info


                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687

            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 INTERNATIONAL & GLOBAL
                                   Janus Global Life Sciences Fund
                                   Janus Global Opportunities Fund
                                   Janus Global Research Fund
                                   Janus Global Technology Fund
                                   Janus Overseas Fund
                                   Janus Worldwide Fund



                              JANUS INVESTMENT FUND
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes six portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.

              The Funds offer multiple classes of shares in order to meet the needs of various types of investors.Only Class A Shares and Class C Shares (the "Shares") are offered by this Prospectus. The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Global Life Sciences Fund....................     2
  Janus Global Opportunities Fund....................     8
  Janus Global Research Fund.........................    14
  Janus Global Technology Fund.......................    20
  Janus Overseas Fund................................    26
  Janus Worldwide Fund...............................    32

FEES AND EXPENSES....................................    38

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    42
  Risks..............................................    43
  Frequently asked questions about certain risks.....    45
  General portfolio policies.........................    48

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    53
  Management expenses................................    53
  Investment personnel...............................    58

OTHER INFORMATION....................................    60

DISTRIBUTIONS AND TAXES..............................    64

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    67
  Choosing a share class.............................    69
  Distribution, servicing, and administrative fees...    70
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    72
  Purchases..........................................    73
  Exchanges..........................................    78
  Redemptions........................................    79
  Excessive trading..................................    81
  Shareholder communications.........................    85

FINANCIAL HIGHLIGHTS.................................    86

GLOSSARY OF INVESTMENT TERMS.........................    87





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS GLOBAL LIFE SCIENCES FUND

  Janus Global Life Sciences Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


  Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities. As a fundamental policy, the Fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable

2  Janus Investment Fund
  to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 4.8% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a




                                                          Risk/return summary  3
  decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  CONCENTRATION RISK. The Fund focuses its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund's NAV. The Fund's returns may be more volatile than those of a less concentrated portfolio.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.




4  Janus Investment Fund

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  JANUS GLOBAL LIFE SCIENCES FUND - CLASS C


   Annual returns for periods ended 12/31
         60.11%    32.05%    -18.92%   -30.86%   26.66%    14.19%    10.19%    -2.97%    21.68%    -28.98%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 31.30%     Worst Quarter:  1st-2001 -26.70%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -4.44%.



                                                       Average annual total return for periods ended 12/31/08
                                                       ------------------------------------------------------
                                                                                              Since Inception
                                                            1 year(1)    5 years   10 years      (12/31/98)
  Class C Shares
    Return Before Taxes                                      -29.69%       1.08%     4.71%          4.71%
    Return After Taxes on Distributions                      -29.71%       1.07%     4.70%          4.70%
    Return After Taxes on Distributions and Sale of Fund
       Shares(2)                                             -19.28%       0.92%     4.11%          4.11%
  Class A Shares(3)                                          -32.89%       0.54%     4.79%          4.79%
  S&P 500(R) Index(4) (reflects no deduction for             -37.00%      -2.19%    -1.38%         -1.38%
    expenses, fees, or taxes)
  Morgan Stanley Capital International World Health Care
    Index(5) (reflects no deduction for                      -21.50%       0.82%     0.06%          0.06%
    expenses, fees, or taxes)
                                                         ----------------------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (5) The Morgan Stanley Capital International ("MSCI") World Health Care Index is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.


  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.





6  Janus Investment Fund

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                          Risk/return summary  7

JANUS GLOBAL OPPORTUNITIES FUND

  Janus Global Opportunities Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.


  The portfolio manager emphasizes investments in companies with an attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated



8  Janus Investment Fund
  with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, the Fund did not hold investments in emerging markets.


  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and




                                                          Risk/return summary  9
  the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated



10  Janus Investment Fund
  with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  11

  JANUS GLOBAL OPPORTUNITIES FUND - CLASS C


   Annual returns for periods ended 12/31
                                       -16.72%   37.12%    14.20%     2.83%    10.15%    11.16%    -38.22%
                                        2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  2nd-2003 21.93%     Worst Quarter:  3rd-2002 -21.56%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -10.99%.



                                               Average annual total return for periods ended 12/31/08
                                               ------------------------------------------------------
                                                                                      Since Inception
                                                               1 year(1)    5 years      (6/29/01)
  Class C Shares
    Return Before Taxes                                         -38.79%      -2.34%         1.09%
    Return After Taxes on Distributions                         -39.44%      -3.15%         0.52%
    Return After Taxes on Distributions and Sale of Fund
       Shares(2)                                                -24.42%      -1.78%         1.08%
  Class A Shares(3)                                             -41.49%      -2.84%         0.98%
  Morgan Stanley Capital International World Index(SM)(4)       -40.71%      -0.51%        -0.45%
    (reflects no deduction for expenses, fees, or taxes)
                                                         --------------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.




12  Janus Investment Fund

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                         Risk/return summary  13

JANUS GLOBAL RESEARCH FUND

  Janus Global Research Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The Fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  Janus Capital's equity research analysts (the "Research Team") select investments for the Fund which represent their high-conviction investment ideas in all market capitalizations, styles, and geographies. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.

  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment's fundamental characteristics



14  Janus Investment Fund
  deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 4.3% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in



                                                         Risk/return summary  15
  which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities. The Fund compares and broadly matches its sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short




16  Janus Investment Fund
  derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  17

  JANUS GLOBAL RESEARCH FUND - CLASS C


   Annual returns for periods ended 12/31
                                                                               17.57%    25.80%    -45.85%
                                                                                2006      2007      2008

   Best Quarter:  1st-2006 8.89%     Worst Quarter:  4th-2008 -24.95%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -4.81%.



                                              Average annual total return for periods ended 12/31/08
                                              ------------------------------------------------------
                                                                                     Since Inception
                                                                         1 year(1)      (2/25/05)
  Class C Shares
    Return Before Taxes                                                   -46.39%         -1.48%
    Return After Taxes on Distributions                                   -46.44%         -2.35%
    Return After Taxes on Distributions and Sale of Fund Shares(2)        -30.09%         -1.41%
  Class A Shares(3)                                                       -48.65%         -2.32%
  Morgan Stanley Capital International World Growth Index(4)              -41.13%         -4.08%
    (reflects no deduction for expenses, fees, or taxes)
  Russell 1000(R) Index(5)                                                -37.60%         -5.41%
    (reflects no deduction for expenses, fees, or taxes)
                                                                   ---------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Morgan Stanley Capital International ("MSCI") World Growth Index measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.
  (5) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index.




18  Janus Investment Fund

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                         Risk/return summary  19

JANUS GLOBAL TECHNOLOGY FUND

  Janus Global Technology Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

  - companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and
  - companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

  The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.




20  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 0.9% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a




                                                         Risk/return summary  21
  decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  INDUSTRY RISK. Although the Fund does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.




22  Janus Investment Fund

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  23

  JANUS GLOBAL TECHNOLOGY FUND - CLASS C


   Annual returns for periods ended 12/31
         209.10%   -34.52%   -40.42%   -41.84%   46.87%     0.55%    10.37%     7.15%    21.25%    -43.44%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 73.67%     Worst Quarter:  3rd-2001 -36.67%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -0.11%.



                                                        Average annual total return for periods ended 12/31/08
                                                        ------------------------------------------------------
                                                                                               Since Inception
                                                              1 year(1)   5 years   10 years      (12/31/98)
  Class C Shares
    Return Before Taxes                                        -44.00%     -4.00%    -1.73%         -1.73%
    Return After Taxes on Distributions                        -44.00%     -4.01%    -1.81%         -1.81%
    Return After Taxes on Distributions and Sale of Fund
       Shares(2)                                               -28.60%     -3.35%    -1.46%         -1.46%
  Class A Shares(3)                                            -46.52%     -4.55%    -1.66%         -1.66%
  S&P 500(R) Index(4) (reflects no deduction for               -37.00%     -2.19%    -1.38%         -1.38%
    expenses, fees, or taxes)
  Morgan Stanley Capital International World Information
    Technology Index(5) (reflects no                           -43.87%     -5.38%    -5.52%         -5.52%
    deduction for expenses, fees, or taxes)
                                                         -----------------------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (5) The Morgan Stanley Capital International ("MSCI") World Information Technology Index is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.


  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.





24  Janus Investment Fund

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                         Risk/return summary  25

JANUS OVERSEAS FUND

  Janus Overseas Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS OVERSEAS FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




26  Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 24.9% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





                                                         Risk/return summary  27

  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the



28  Janus Investment Fund

  Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  29

  JANUS OVERSEAS FUND - CLASS C




   Annual returns for periods ended 12/31
         85.04%    -19.61%   -23.54%   -24.73%   36.16%    17.72%    31.09%    45.88%    26.85%    -53.08%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 60.63%     Worst Quarter:  4th-2008 -27.94%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was 3.69%.



                                                        Average annual total return for periods ended 12/31/08
                                                        ------------------------------------------------------
                                                                                               Since Inception
                                                           1 year(1)    5 years    10 years        (5/2/94)
  Class C Shares
    Return Before Taxes                                     -53.53%      6.03%       4.56%          8.51%
    Return After Taxes on Distributions                     -53.82%      5.47%       3.94%          7.89%
    Return After Taxes on Distributions and Sale of
       Fund Shares(2)                                       -34.21%      5.48%       3.99%          7.55%
  Class A Shares(3)                                         -55.50%      5.52%       4.66%          8.74%
  Morgan Stanley Capital International All Country World
    ex-U.S. Index(SM)(4) (reflects no deduction             -45.53%      2.56%       1.90%           N/A
    for expenses, fees, or taxes)
  Morgan Stanley Capital International EAFE(R)
    Index(5) (reflects no deduction for                     -43.38%      1.66%       0.80%          3.07%
    expenses, fees, or taxes)

                                                         -----------------------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) Effective December 22, 2008, the Fund changed its primary benchmark index from the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index to the MSCI All Country World ex-U.S. Index(SM). Janus Capital believes that the new primary benchmark index provides a more appropriate representation of the Fund's investments. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.
  (5) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the



30  Janus Investment Fund
      market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.


  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                         Risk/return summary  31

JANUS WORLDWIDE FUND

  Janus Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




32  Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 6.3% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





                                                         Risk/return summary  33

  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the



34  Janus Investment Fund

  Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  35

  JANUS WORLDWIDE FUND - CLASS C




   Annual returns for periods ended 12/31
         63.57%    -17.98%   -23.14%   -26.80%   23.72%     4.68%     4.65%    17.04%     8.58%    -45.44%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 42.11%     Worst Quarter:  4th-2008 -23.27%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -7.40%.



                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year(1)   5 years   10 years      (5/15/91)
  Class C Shares
    Return Before Taxes                                    -45.97%     -5.35%    -3.38%         6.17%
    Return After Taxes on Distributions                    -46.09%     -5.46%    -3.70%         5.46%
    Return After Taxes on Distributions and Sale of
       Fund Shares(2)                                      -29.73%     -4.39%    -2.70%         5.30%
  Class A Shares(3)                                        -48.20%     -5.75%    -3.25%         6.47%
  Morgan Stanley Capital International World
    Index(SM)(4) (reflects no deduction for                -40.71%     -0.51%    -0.64%         5.13%
    expenses, fees, or taxes)
  Morgan Stanley Capital International All Country
    World Index(SM)(5) (reflects no deduction for          -42.20%     -0.06%    -0.20%         N/A
    expenses, fees, or taxes)

                                                     -----------------------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

  (5) The Morgan Stanley Capital International ("MSCI") All Country World Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.





36  Janus Investment Fund

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                         Risk/return summary  37

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A Shares or Class C Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class A Shares and Class C Shares of the Funds expect to incur during their fiscal year. The expense information shown includes administrative fee expenses. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





38  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                          Class A    Class C
 Maximum Sales Charge (load) Imposed on Purchases (as a % of offering
   price)..............................................................   5.75%(2)   N/A
 Maximum Deferred Sales Charge (load) (as a % of the lower of original
   purchase price or redemption proceeds)..............................   None(3)    1.00%(4)




--------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                       Distribution/                 Short   Acquired  Total Annual            Net Annual
                                          Service                    Sale     Fund(8)      Fund                   Fund
                           Management     (12b-1)        Other     Dividend  Fees and    Operating   Expense   Operating
                             Fee(5)       Fees(6)     Expenses(7)  Expenses  Expenses   Expenses(9)  Waivers  Expenses(9)
 Janus Global Life
   Sciences Fund -
      Class A                   0.64%      0.25%         0.28%         N/A     0.00%       1.17%        N/A      1.17%
      Class C                   0.64%      1.00%         0.28%         N/A     0.00%       1.92%        N/A      1.92%
 Janus Global
   Opportunities Fund -
      Class A                   0.64%      0.25%         0.67%         N/A     0.00%       1.56%        N/A      1.56%
      Class C                   0.64%      1.00%         0.67%         N/A     0.00%       2.31%        N/A      2.31%
 Janus Global Research
   Fund(10) -
      Class A                   0.76%      0.25%         0.47%         N/A     0.00%       1.48%      0.11%      1.37%
      Class C                   0.76%      1.00%         0.48%         N/A     0.00%       2.24%      0.12%      2.12%
 Janus Global Technology
   Fund -
      Class A                   0.64%      0.25%         0.38%       0.00%(11) 0.00%       1.27%        N/A      1.27%
      Class C                   0.64%      1.00%         0.38%       0.00%(11) 0.00%       2.02%        N/A      2.02%
 Janus Overseas Fund -
      Class A                   0.64%      0.25%         0.29%         N/A     0.01%       1.19%      0.01%      1.18%
      Class C                   0.64%      1.00%         0.27%         N/A     0.01%       1.92%      0.00%      1.92%
 Janus Worldwide
   Fund(10) -
      Class A                   0.35%      0.25%         0.30%         N/A     0.00%       0.90%      0.00%      0.90%
      Class C                   0.35%      1.00%         0.27%         N/A     0.00%       1.62%      0.00%      1.62%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

 (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 (5) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital. For Janus Global Research Fund and Janus Worldwide Fund, this fee may adjust up or down monthly based on each Fund's performance relative to its respective benchmark index over the performance measurement period.

 (6) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
--------------------------------------------------------------------------------




                                                         Risk/return summary  39

--------------------------------------------------------------------------------

  (7) Since Class A Shares and Class C Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class A Shares and Class C Shares of the Funds expect to incur during their fiscal year. Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.


  (8) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class A Shares and Class C Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.


  (9) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Funds' total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


 (10) Janus Global Research Fund and Janus Worldwide Fund each pay an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64% for Janus Global Research Fund and 0.60% for Janus Worldwide Fund. Any such adjustment to this base fee rate commenced January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. Each Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

 (11) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Amounts less than 0.01% are included in Other Expenses.
--------------------------------------------------------------------------------




40  Janus Investment Fund

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. All of the examples assume that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



 IF CLASS A SHARES ARE REDEEMED:            1 Year(1)(2)    3 Years(1)(3)   5 Years(1)(3)  10 Years(1)(3)
                                           --------------------------------------------------------------
   Janus Global Life Sciences
      Fund - Class A                            $ 687          $   925         $ 1,182         $ 1,914
   Janus Global Opportunities
      Fund - Class A                            $ 725          $ 1,039         $ 1,376         $ 2,325
   Janus Global Research Fund(4) - Class
      A                                         $ 717          $ 1,016         $ 1,336         $ 2,242
   Janus Global Technology Fund - Class A       $ 697          $   955         $ 1,232         $ 2,021
   Janus Overseas Fund - Class A                $ 689          $   931         $ 1,192         $ 1,935
   Janus Worldwide Fund(4) - Class A            $ 662          $   845         $ 1,045         $ 1,619




--------------------------------------------------------------------------------


 IF CLASS C SHARES ARE REDEEMED:              1 Year(5)      3 Years(3)      5 Years(3)      10 Years(3)
                                           --------------------------------------------------------------
   Janus Global Life Sciences
      Fund - Class C                            $ 295           $ 603          $ 1,037         $ 2,243
   Janus Global Opportunities
      Fund - Class C                            $ 334           $ 721          $ 1,235         $ 2,646
   Janus Global Research Fund(4) - Class
      C                                         $ 327           $ 700          $ 1,200         $ 2,575
   Janus Global Technology Fund - Class C       $ 305           $ 634          $ 1,088         $ 2,348
   Janus Overseas Fund - Class C                $ 295           $ 603          $ 1,037         $ 2,243
   Janus Worldwide Fund(4) - Class C            $ 265           $ 511          $   881         $ 1,922




--------------------------------------------------------------------------------


 IF CLASS A SHARES ARE NOT REDEEMED:        1 Year(1)(3)    3 Years(1)(3)   5 Years(1)(3)  10 Years(1)(3)
                                           --------------------------------------------------------------
   Janus Global Life Sciences
      Fund - Class A                            $ 687          $   925         $ 1,182         $ 1,914
   Janus Global Opportunities
      Fund - Class A                            $ 725          $ 1,039         $ 1,376         $ 2,325
   Janus Global Research Fund(4) - Class
      A                                         $ 717          $ 1,016         $ 1,336         $ 2,242
   Janus Global Technology Fund - Class A       $ 697          $   955         $ 1,232         $ 2,021
   Janus Overseas Fund - Class A                $ 689          $   931         $ 1,192         $ 1,935
   Janus Worldwide Fund(4) - Class A            $ 662          $   845         $ 1,045         $ 1,619




--------------------------------------------------------------------------------



 IF CLASS C SHARES ARE NOT REDEEMED:          1 Year(3)      3 Years(3)      5 Years(3)      10 Years(3)
                                           --------------------------------------------------------------
   Janus Global Life Sciences
      Fund - Class C                            $ 195           $ 603          $ 1,037         $ 2,243
   Janus Global Opportunities
      Fund - Class C                            $ 234           $ 721          $ 1,235         $ 2,646
   Janus Global Research Fund(4) - Class
      C                                         $ 227           $ 700          $ 1,200         $ 2,575
   Janus Global Technology Fund - Class C       $ 205           $ 634          $ 1,088         $ 2,348
   Janus Overseas Fund - Class C                $ 195           $ 603          $ 1,037         $ 2,243
   Janus Worldwide Fund(4) - Class C            $ 165           $ 511          $   881         $ 1,922




--------------------------------------------------------------------------------
 (1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.

 (2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

 (3) Contingent deferred sales charge is not applicable.
 (4) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
 (5) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 Ongoing expenses associated with Class C Shares, over time, may exceed those of Class A Shares.
--------------------------------------------------------------------------------




                                                         Risk/return summary  41

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio managers and/or investment personnel believe that those stocks will appreciate in value. The portfolio managers and/or investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant exposure in emerging markets.

  The Funds may sell a holding if, among other things, the security reaches the portfolio managers' and/or investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.


  JANUS GLOBAL OPPORTUNITIES emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


2. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share

42  Janus Investment Fund
  of the company's stock by the total number of its shares outstanding. The Funds offered by this Prospectus do not emphasize investments in companies of any particular size.

3. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO JANUS GLOBAL LIFE SCIENCES FUND?

  Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes have growth potential primarily as a result of particular products, technology, patents, or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development, and health care facilities ownership and operation.


4. HOW DOES THE PORTFOLIO MANAGER FOR JANUS GLOBAL OPPORTUNITIES FUND DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?


  A company may be undervalued when, in the opinion of the portfolio manager, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

5. WHAT IS JANUS GLOBAL TECHNOLOGY FUND'S INDUSTRY POLICY?

  Janus Global Technology Fund will not concentrate its investments in any particular industry or group of related industries. As a result, the portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Fund may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general



                                   Principal investment strategies and risks  43
  market and/or economic conditions. If this occurs, a Fund's share price may also decrease.

  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. Janus Global Life Sciences Fund's and Janus Global Technology Fund's performance may also be affected by industry risk to a greater extent than the other Funds.

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").




44  Janus Investment Fund

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF JANUS GLOBAL OPPORTUNITIES FUND AFFECT THE FUND'S RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio manager has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund.

2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.




                                   Principal investment strategies and risks  45

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


  Within the parameters of its specific investment policies, each Fund, particularly Janus Global Research Fund, Janus Overseas Fund, and Janus Worldwide Fund, may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM).


  To the extent that a Fund invests a significant amount of its assets in one or more countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.




46  Janus Investment Fund

4. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

5. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

  Janus Global Life Sciences Fund invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, the Fund may be more volatile than a less concentrated portfolio.

6. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates.



                                   Principal investment strategies and risks  47

  The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers and/or investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation



48  Janus Investment Fund
  of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Fund's portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other



                                   Principal investment strategies and risks  49
  investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (35% or less of each Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis



  SHORT SALES

  Certain funds may engage in short sales. No more than 10% of a fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The funds may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same




50  Janus Investment Fund
  security also want to close out their positions, it is more likely that a fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a fund's losses are potentially unlimited in a short sale transaction. A fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the fund may be required to pay in connection with a short sale. Such payments may result in a fund having higher expenses than a fund that does not engage in short sales and may negatively affect the fund's performance.



  A fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the fund to similar risks. To the extent that the fund enters into short derivative positions, the fund may be exposed to risks similar to those associated with short sales, including the risk that the fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a fund's ability to fully implement a short selling strategy that could otherwise help the fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of



                                   Principal investment strategies and risks  51
  its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."




52  Janus Investment Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES

  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.


  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).



                                                     Management of the Funds  53

  FIXED-RATE INVESTMENT ADVISORY FEE


  The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.



                                                                                        Actual Investment
                                                                      Contractual          Advisory Fee
                                                 Average Daily        Investment          Rate (%) (for
                                                  Net Assets       Advisory Fee (%)   the fiscal year ended
  Fund Name                                       of the Fund        (annual rate)      October 31, 2008)
-----------------------------------------------------------------------------------------------------------
  Janus Global Life Sciences Fund              All Asset Levels          0.64                  0.64
  Janus Global Opportunities Fund              All Asset Levels          0.64                  0.64
  Janus Global Technology Fund                 All Asset Levels          0.64                  0.64
  Janus Overseas Fund                          All Asset Levels          0.64                  0.64
-----------------------------------------------------------------------------------------------------------





  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  Janus Global Research Fund and Janus Worldwide Fund each pay an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Fund's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if a Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.






54  Janus Investment Fund

                                                          Performance     Actual Investment
                                                           Adjusted          Advisory Fee
                                         Performance      Investment        Rate (%) (for
                           Base Fee       Hurdle vs.     Advisory Fee   the fiscal year ended
  Fund Name                Rate (%)    Benchmark Index     Rate (%)       October 31, 2008)
---------------------------------------------------------------------------------------------
  Janus Global Research
     Fund                    0.64          +/-6.00%          0.73                0.73(1)
  Janus Worldwide Fund       0.60          +/-6.00%          0.54                0.54
---------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.





  For Janus Global Research Fund and Janus Worldwide Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:


  Fund Name                                    Benchmark Index
-------------------------------------------------------------------------
  Janus Global Research Fund                   MSCI World Growth Index(1)
  Janus Worldwide Fund                         MSCI World Index(SM)
-------------------------------------------------------------------------


  (1) Effective January 1, 2007, Janus Global Research Fund's benchmark index changed from the Russell 1000(R) Index to the MSCI World Growth Index for purposes of measuring the Fund's performance and calculating the performance adjustment. Details regarding the implementation of the new benchmark index are contained in the Statement of Additional Information.

  Only the base fee rate applied until January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund.





                                                     Management of the Funds  55

  No Performance Adjustment is applied unless the difference between a Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.



  The application of an expense limit, if any, will have a positive effect upon a Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  For performance measurement periods prior to July 6, 2009, a Fund calculated its Performance Adjustment by comparing the performance of the initial share class against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of that Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.





56  Janus Investment Fund

  The Funds' SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Global Research Fund(1)                           1.00
  Janus Overseas Fund                                     0.92
  Janus Worldwide Fund(1)                                 1.00
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.





                                                     Management of the Funds  57

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS GLOBAL LIFE SCIENCES FUND
--------------------------------------------------------------------------------
    ANDREW ACKER, CFA, is Executive Vice President and Portfolio Manager of Janus Global Life Sciences Fund, which he has managed since May 2007. Mr. Acker is also Portfolio Manager of other Janus accounts and performs duties as a research analyst. He joined Janus Capital in 1999 as a securities analyst. Mr. Acker holds a Bachelor of Science degree (magna cum laude) in Biochemical Sciences from Harvard College where he was a member of Phi Beta Kappa. He also holds a Master's degree in Business Administration with honors from Harvard Business School. Mr. Acker holds the Chartered Financial Analyst designation.

JANUS GLOBAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------
    GREGORY R. KOLB, CFA, is Executive Vice President and Portfolio Manager of Janus Global Opportunities Fund, which he has co-managed or managed since May 2005. He is also Portfolio Manager of other Janus accounts. Mr. Kolb joined Janus Capital in 2001 as an equity research analyst. He holds a Bachelor's degree in Business Administration from Miami University (of
    Ohio) where he graduated magna cum laude with honors. Mr. Kolb holds the Chartered Financial Analyst designation.

JANUS GLOBAL RESEARCH FUND
--------------------------------------------------------------------------------
    The Research Team (Janus Capital's equity research analysts) selects investments for Janus Global Research Fund, and has done so since inception.

    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Fund. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.





58  Janus Investment Fund

JANUS GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
    BURTON H. WILSON is Executive Vice President and Portfolio Manager of
    Janus Global Technology Fund, which he has managed or co-managed since February 2006. He is also Portfolio Manager of other Janus accounts and performs duties as an equity research analyst, focusing primarily on technology companies. Mr. Wilson joined Janus Capital in 2005 as a research analyst. Prior to joining Janus Capital, he was a research analyst at Lincoln Equity Management from 2000 to 2004. Mr. Wilson holds a Bachelor of Arts degree in Mathematics from the University of Virginia, a Law degree from the University of Virginia School of Law, and a Master's degree in Business Administration from the University of California at Berkeley's Haas School of Business.

JANUS OVERSEAS FUND
--------------------------------------------------------------------------------
    BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of Janus Overseas Fund, which he has managed or co-managed since January
    2001. Mr. Lynn joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.

JANUS WORLDWIDE FUND
--------------------------------------------------------------------------------

    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Janus Worldwide Fund, which he has managed since April 2009. Mr. Saltiel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers and/or investment personnel is included in the SAI.




                                                     Management of the Funds  59

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class A Shares and Class C Shares are offered by this Prospectus. The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.



60  Janus Investment Fund

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



                                                           Other information  61
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




62  Janus Investment Fund

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  63

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

64  Janus Investment Fund
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




                                                     Distributions and taxes  65

  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





66  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms, including but not limited to, fee-based broker-dealers or financial advisors, primarily on their wrap account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the wrap account. Class A Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares offer the ability for payment of up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, the Shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  The price you pay for purchases of Class A Shares or Class C Shares is the public offering price, which is the NAV next determined after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases

                                                         Shareholder's guide  67
  and redemptions of Shares. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.





68  Janus Investment Fund

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

  Only Class A Shares and Class C Shares are offered by this Prospectus. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. The other share classes are offered in separate prospectuses. For more information about these other classes of shares and whether or not you are eligible to purchase these Shares, please call 1-800-525-0020.

  Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

  - how much you plan to invest;

  - how long you expect to own the shares;

  - the expenses paid by each class; and

  - whether you qualify for any reduction or waiver of any sales charges.




                                                         Shareholder's guide  69

  You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to Class A Shares and Class C Shares:

  Class A Shares
  Initial sales charge on purchases                       Up to 5.75%(1)
  - Reduction of initial sales charge for purchases of
    $50,000 or more
  - Initial sales charge waived for purchases of
    $1 million or more

  Deferred sales charge (CDSC)                            None except on certain redemptions of
                                                          Shares purchased without an initial
                                                          sales charge(1)
  Minimum initial investment                              $2,500
  Maximum purchase                                        None
  Minimum aggregate account balance                       None
  12b-1 fee                                               Up to 0.25% annual distribution fee;
                                                          lower annual operating expenses than
                                                          Class C Shares because of lower 12b-1
                                                          fee



  (1) May be waived under certain circumstances.

  Class C Shares
  Initial sales charge on purchases                       None
  Deferred sales charge (CDSC)                            1.00% on Shares redeemed within
                                                          12 months of purchase(1)
  Minimum initial investment                              $2,500
  Maximum purchase                                        $500,000
  Minimum aggregate account balance                       None
  12b-1 fee                                               1.00% annual fee (up to 0.75%
                                                          distribution fee and up to 0.25%
                                                          shareholder servicing fee); higher annual
                                                          operating expenses than Class A Shares
                                                          because of higher 12b-1 fee



  (1) May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS


  Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and/or




70  Janus Investment Fund
  shareholder servicing of Class A Shares and Class C Shares based on average daily net assets of each, up to the following annual rates:



  Class                                                         12b-1 Fee for the Funds
  -------------------------------------------------------------------------------------
  Class A Shares                                                         0.25%
  Class C Shares                                                         1.00%(1)



  (1) Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.



  Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE FEES

  Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a



                                                         Shareholder's guide  71
  networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  In addition, Janus Capital, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any



72  Janus Investment Fund
  fees that may be paid by the Janus funds for these types of services or other services.

  Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As



                                                         Shareholder's guide  73
  discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class A Shares and Class C Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.




74  Janus Investment Fund

  The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

  Each Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  INITIAL SALES CHARGE

  CLASS A SHARES
  An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                                   Class A Shares Sales Charge
                                                       as a Percentage of
                                                  ----------------------------
                                                  Offering          Net Amount
  Amount of Purchase at Offering Price            Price(1)           Invested
  Under $50,000                                     5.75%              6.10%
  $50,000 but under $100,000                        4.50%              4.71%
  $100,000 but under $250,000                       3.50%              3.63%
  $250,000 but under $500,000                       2.50%              2.56%
  $500,000 but under $1,000,000                     2.00%              2.04%
  $1,000,000 and above                              None(2)            None


  (1) Offering price includes the initial sales charge.
  (2) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

  - 1.00% on amounts from $1,000,000 to $4,000,000;
  - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;




                                                         Shareholder's guide  75

  - plus 0.25% on amounts over $10,000,000.

  The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

  QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE
  You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus funds) with your current purchase of Class A Shares of the Funds and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

  Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares;
  (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.

  RIGHT OF ACCUMULATION. You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of



76  Janus Investment Fund
  purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

  LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

  AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

  - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

  - solely controlled business accounts; and

  - single participant retirement plans.

  To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.


  You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds' shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.





                                                         Shareholder's guide  77

  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to the "Redemption Fee" section of the prospectus for the class of shares to be received.


  WAIVER OF SALES CHARGES
  Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Funds' Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please



78  Janus Investment Fund
  refer to "Redemptions." While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and retirement platforms. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV



                                                         Shareholder's guide  79
  of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  CLASS A SHARES AND CLASS C SHARES CDSC
  A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

  CDSC WAIVERS

  There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

  - Upon the death or disability of an account owner;

  - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

  - Retirement plan shareholders taking required minimum distributions;

  - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;




80  Janus Investment Fund

  - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

  - If a Fund chooses to liquidate or involuntarily redeem shares in your account.

  To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

  REINSTATEMENT PRIVILEGE

  After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of the Funds).




                                                         Shareholder's guide  81

  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.



  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic



82  Janus Investment Fund
  purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be



                                                         Shareholder's guide  83
  unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance



84  Janus Investment Fund
    attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to September 30.





                                                         Shareholder's guide  85

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Funds since Class A Shares and Class C Shares of the Funds are new.


86  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  87

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



88  Janus Investment Fund
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  89

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




90  Janus Investment Fund

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  91

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





92  Janus Investment Fund

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



                                                Glossary of investment terms  93
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




94  Janus Investment Fund

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           You can make inquiries and request other information,
           including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)


                   janus.com/info


                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 INTERNATIONAL & GLOBAL
                                   Janus International Equity Fund
                                   Janus International Forty Fund


                              JANUS INVESTMENT FUND
                                 CLASS I SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.


              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class I Shares (the "Shares") are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus International Equity Fund....................     2
  Janus International Forty Fund.....................     7

FEES AND EXPENSES....................................    11

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    14
  Risks..............................................    14
  Frequently asked questions about certain risks.....    16
  General portfolio policies.........................    18

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    24
  Management expenses................................    24
  Investment personnel...............................    29

OTHER INFORMATION....................................    32

DISTRIBUTIONS AND TAXES..............................    36

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    39
  Administrative fees................................    41
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    41
  Purchases..........................................    42
  Exchanges..........................................    44
  Redemptions........................................    44
  Redemption fee.....................................    46
  Excessive trading..................................    47
  Shareholder communications.........................    51

FINANCIAL HIGHLIGHTS.................................    52

GLOSSARY OF INVESTMENT TERMS.........................    55





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS INTERNATIONAL EQUITY FUND

  Janus International Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The Fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The Fund may, under unusual circumstances, invest all of its assets in a single country. The Fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. The portfolio manager normally seeks to limit any sector exposure and country exposure to plus or minus 10% of the respective weighting of the Fund's primary benchmark index, currently the Morgan Stanley Capital International EAFE(R) Index. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types

2   Janus Investment Fund
  of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 4.9% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue.




                                                          Risk/return summary  3

  Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of Janus Adviser International Equity Fund ("JAD predecessor fund") into Class I Shares of the Fund. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund's Class I Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund's Class I Shares, net of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.





4   Janus Investment Fund

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  JANUS INTERNATIONAL EQUITY FUND - CLASS I


   Annual returns for periods ended 12/31
                                                                                         22.23%    -45.99%
                                                                                          2007      2008

   Best Quarter:  3rd-2007 9.03%     Worst Quarter:  3rd-2008 -24.25%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -3.86%.



                               Average annual total return for periods ended 12/31/08
                               ------------------------------------------------------
                                                                    Since Inception
                                                                  of Predecessor Fund
                                                        1 year         (11/28/06)
  Class I Shares
    Return Before Taxes                                -45.99%          -15.97%
    Return After Taxes on Distributions                -46.13%          -16.15%
    Return After Taxes on Distributions and
       Sale of Fund Shares(1)                          -29.62%          -13.34%
  Morgan Stanley Capital International EAFE(R)
    Index(2) (reflects no deduction for expenses,      -43.38%          -17.88%
    fees, or taxes)

                                                    ---------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.


  After-tax returns are calculated using distributions for the JAD predecessor fund's Class I Shares for the periods prior to July 6, 2009. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




6   Janus Investment Fund

JANUS INTERNATIONAL FORTY FUND

  Janus International Forty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS INTERNATIONAL FORTY FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The Fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




                                                          Risk/return summary  7

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 7.7% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





8   Janus Investment Fund

  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and/or semiannual report. The performance of the Fund will be compared to the Morgan Stanley Capital International ("MSCI") All Country World ex-U.S. Index(SM), which is the



                                                          Risk/return summary  9

  Fund's primary benchmark index, and the MSCI EAFE(R) Index, which is the Fund's secondary benchmark index. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. The MSCI EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.




10   Janus Investment Fund

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class I Shares of the Funds expect to incur during their fiscal year. The expense information shown includes administrative fee expenses. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class I Shares do not impose sales charges when you buy or sell the Funds' Class I Shares. However, if you sell Class I Shares of a Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





                                                         Risk/return summary  11

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                         Class I
 Sales charges........................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount redeemed)........   2.00%(2)(3)
 Exchange fee.........................................................................   None(3)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                                        Acquired       Total                      Net
                                                          Short Sale     Fund(6)    Annual Fund               Annual Fund
                             Management       Other        Dividend     Fees and     Operating     Expense     Operating
                               Fee(4)      Expenses(5)     Expenses     Expenses    Expenses(7)    Waivers    Expenses(7)
 Janus International Equity
   Fund(8) - Class I            0.71%         0.26%            N/A        0.01%        0.98%        0.00%        0.98%
 Janus International Forty
   Fund(8) - Class I            0.73%         6.70%          0.00%(9)     0.00%        7.43%        6.18%        1.25%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (3) An exchange of Class I Shares from a Fund held for 90 days or less may be subject to the 2.00% redemption fee.

 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital. For each Fund, this fee may adjust up or down monthly based on each Fund's performance relative to its respective benchmark index over the performance measurement period.


 (5) Since Class I Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class I Shares of the Funds expect to incur during their fiscal year. Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.


 (6) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class I Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.


 (7) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------




12   Janus Investment Fund

--------------------------------------------------------------------------------

 (8) Each Fund pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.68% for Janus International Equity Fund and 0.73% for Janus International Forty Fund. Any such adjustment to this base fee rate commenced December 2007 for Janus International Equity Fund and June 2009 for Janus International Forty Fund and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. Each Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

 (9) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Amounts less than 0.01% are included in Other Expenses.
--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                     1 Year   3 Years   5 Years   10 Years
                                                     -------------------------------------

 Janus International Equity Fund(1) - Class I         $ 100   $   312   $   542    $ 1,201
 Janus International Forty Fund(1) - Class I          $ 734   $ 2,149   $ 3,496    $ 6,587



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
--------------------------------------------------------------------------------




                                                         Risk/return summary  13

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio manager believes that those stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant exposure in emerging markets.

  The Funds may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Funds may also sell a holding to meet redemptions.

2. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Funds offered by this Prospectus do not emphasize investments in companies of any particular size.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in

14  Janus Investment Fund
  response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.

  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").




                                   Principal investment strategies and risks  15

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF JANUS INTERNATIONAL FORTY FUND AFFECT THE FUND'S RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio manager has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund. Since the Fund normally invests primarily in a core portfolio of 30-50 common stocks, this risk may be increased.

2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the



16  Janus Investment Fund
    government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

  Within the parameters of its specific investment policies, each Fund, particularly Janus International Forty Fund, may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). Janus International Equity Fund will normally limit its investments in emerging market countries to 15% of its net assets.

  To the extent that a Fund invests a significant amount of its assets in one or more countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such



                                   Principal investment strategies and risks  17
  securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

5. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

6. HOW DO THE FUNDS TRY TO REDUCE RISK?


  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and



18  Janus Investment Fund
  borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. The cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.


  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio manager. Changes are normally made in a Fund's portfolio whenever the



                                   Principal investment strategies and risks  19
  portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds




20  Janus Investment Fund

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of Janus International Equity Fund's net assets and 35% or less of Janus International Forty Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis



  SHORT SALES

  Certain funds may engage in short sales. No more than 10% of a fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The funds may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a fund's losses are potentially unlimited in a short sale transaction. A fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the fund may be required to pay in connection with a short




                                   Principal investment strategies and risks  21
  sale. Such payments may result in a fund having higher expenses than a fund that does not engage in short sales and may negatively affect the fund's performance.



  A fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the fund to similar risks. To the extent that the fund enters into short derivative positions, the fund may be exposed to risks similar to those associated with short sales, including the risk that the fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a fund's ability to fully implement a short selling strategy that could otherwise help the fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement



22  Janus Investment Fund
  security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."




                                   Principal investment strategies and risks  23

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES



  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.


  The following table reflects each Fund's contractual investment advisory base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers).


  The Funds each pay an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective December 2007 for Janus International Equity Fund and June 2009 for Janus International Forty Fund. Until such time, only the base fee rate shown below applies. The third column

24  Janus Investment Fund
  shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Fund's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if a Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.



                                                           Performance     Actual Investment
                                                            Adjusted          Advisory Fee
                                          Performance      Investment       Rate(1) (%) (for
                            Base Fee       Hurdle vs.     Advisory Fee   the fiscal year ended
  Fund Name                 Rate (%)    Benchmark Index     Rate (%)         July 31, 2008)
----------------------------------------------------------------------------------------------
  Janus International
     Equity Fund              0.68          +/-7.00%          0.71                0.70(2)
  Janus International
     Forty Fund               0.73          +/-6.00%           N/A(3)             0.00(4)
----------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) In addition to other expense waivers, the actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.


  (3) Any applicable Performance Adjustment begins June 1, 2009 for the Fund.


  (4) For the fiscal period May 30, 2008 to July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers) because the Fund's fee waiver exceeded the investment advisory fee.



  For each Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:


  Fund Name                               Benchmark Index
----------------------------------------------------------------------------------
  Janus International Equity Fund         MSCI EAFE(R) Index
  Janus International Forty Fund          MSCI All Country World ex-U.S. Index(SM)







                                                     Management of the Funds  25

  Only the base fee rate applied until December 2007 for Janus International Equity Fund and June 2009 for Janus International Forty Fund, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by each Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began December 2007 for Janus International Equity Fund and June 2009 for Janus International Forty Fund.



  No Performance Adjustment is applied unless the difference between a Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.





26  Janus Investment Fund

  The application of an expense limit, if any, will have a positive effect upon a Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  The investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of that Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.


  The Funds' SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.





                                                     Management of the Funds  27

  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus International Equity Fund(1)                      1.25
  Janus International Forty Fund(1)                       1.25
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.





28  Janus Investment Fund

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Janus International Equity Fund, which he has co-managed or managed since inception. Mr. Saltiel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


JANUS INTERNATIONAL FORTY FUND
--------------------------------------------------------------------------------

    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Janus International Forty Fund, which he has managed since inception. Mr. Saltiel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




                                                     Management of the Funds  29

PERFORMANCE OF COMPARABLE ACCOUNTS



  JANUS INTERNATIONAL EQUITY FUND COMPARABLE ACCOUNT
  PERFORMANCE OF JANUS INTERNATIONAL EQUITY COMPOSITE

  The following chart shows the historical performance of the Janus International Equity Composite (the "Composite"), which includes a non-mutual fund account managed by Janus Capital that has an investment objective, policies, and strategies substantially similar to Janus International Equity Fund. Certain policies and strategies for this account changed in June 2004, as discussed below, and have been substantially similar to those of the Fund since that time. The presentation is intended to reflect the investment capabilities of Janus Capital, but should not be a substitute for and is not intended to reflect an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.

  The non-mutual fund account in the Composite has been co-managed or managed by Laurent Saltiel, the Fund's portfolio manager, since March 2006. Prior periods shown reflect performance under a former manager. The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is the benchmark index for the Fund and the Composite. In addition, the MSCI EAFE(R) Growth Index is a secondary benchmark index for the Composite.


  As of March 31, 2009, the Composite consisted of two advisory accounts, one of which is a mutual fund portfolio. As of this date, the total assets of the Composite were approximately $154.3 million. All accounts that have investment objectives, polices, and strategies that are substantially similar to the Fund's are included in this Composite.


  Composite performance shown reflects the deduction of advisory fees and transaction costs charged to the account in the Composite and reflects the reinvestment of dividends and other earnings. Janus International Equity Fund's fees and expenses are generally expected to be higher than those reflected in the Composite and include an advisory fee that adjusts up or down based on the performance of the Fund relative to its benchmark index. The non-mutual fund account is not subject to the fees and expenses normally paid by mutual funds. Therefore, if the non-mutual fund account in the Composite was subject to the fees and expenses payable by the Fund, performance of the Composite for the periods shown would have been lower. Effective June 30, 2004, the non-mutual fund account in the Composite became subject to certain limits relating to emerging markets investments and sector weightings, which are similar to the Fund. Had these limits been in place prior to June 30, 2004, performance may have been different.




30  Janus Investment Fund

  Additionally, the non-mutual fund account in the Composite is not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.



                                     Average annual total return for periods ended March 31, 2009
                                     ------------------------------------------------------------
                                                                                         Since
                                                                                       Inception
                                                       1 year   5 years   10 years   January 1997
  Janus International Equity Composite(1)             -44.68%     2.06%     6.21%       10.85%
  MSCI EAFE(R) Index(2)                               -46.50%    -2.18%    -0.84%        1.06%
  MSCI EAFE(R) Growth Index(3)                        -45.36%    -1.99%    -2.46%       -0.35%
                                                    ---------------------------------------------




  (1) Effective June 30, 2004, the Composite adopted limits relating to emerging markets investments and sector and country weightings that are similar to those of Janus International Equity Fund. Prior to this time, the Composite could invest without limit in emerging markets, and any country or sector. For the periods beginning June 30, 2004 and ending March 31, 2009, the average annual total return of the Composite was 1.97% and for the MSCI EAFE(R) Index and the MSCI EAFE(R) Growth Index was -6.21% and -5.03%, respectively.

  (2) The MSCI EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.
  (3) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities.




                                                     Management of the Funds  31

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class I Shares are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.



32  Janus Investment Fund

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



                                                           Other information  33
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




34  Janus Investment Fund

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  35

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

36  Janus Investment Fund
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181). Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




                                                     Distributions and taxes  37

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





38  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. The Shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.


  The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans and foundations/endowments. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events

                                                         Shareholder's guide  39
  include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




40  Janus Investment Fund

ADMINISTRATIVE FEES

  Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class I Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or



                                                         Shareholder's guide  41
  their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."




42  Janus Investment Fund

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.




                                                         Shareholder's guide  43

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCHANGES

  Contact your financial intermediary, a Janus representative (1-800-333-1181), or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - An exchange of Shares from each Fund held for 90 days or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to "Redemption Fee."


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to the appropriate



44  Janus Investment Fund
  plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.




                                                         Shareholder's guide  45

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from a Fund held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.


  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains). For intermediary-imposed same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction. However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-




46  Janus Investment Fund
  initiated sale of shares after the exchange. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for more information on whether the redemption fee is applied to your shares.


  In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.




                                                         Shareholder's guide  47

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.



  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund



48  Janus Investment Fund
  shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the



                                                         Shareholder's guide  49

  Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.





50  Janus Investment Fund

  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to September 30.





                                                         Shareholder's guide  51

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance for each fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.



  Janus International Equity Fund and Janus International Forty Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of Janus Adviser International Equity Fund and Janus Adviser International Forty Fund (the "predecessor funds") into each respective Fund. For Janus International Equity Fund and Janus International Forty Fund, the financial highlights shown are for the Class I Shares of the respective predecessor fund. The predecessor funds had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to September 30.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class I Shares of the Funds (assuming reinvestment of all dividends and distributions).


52  Janus Investment Fund


JANUS INTERNATIONAL EQUITY FUND - CLASS I*
                                                                                   Janus Adviser
                                                                               International Equity
                                                                                  Fund - Class I
--------------------------------------------------------------------------------------------------------------
                                                                    Period ended         Year or Period ended
                                                                     January 31                 July 31
                                                                       2009(1)            2008         2007(2)
                                                                     (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                   $11.52           $11.39         $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                             0.04             0.08           0.05
 Net gain/(loss) on securities (both realized and unrealized)           (4.85)             0.16           1.34

 Total from investment operations                                       (4.81)             0.24           1.39

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                                   (0.06)           (0.06)             --
 Distributions from capital gains                                       (0.09)           (0.05)             --
 Redemption fees                                                            --(3)            --(3)          --

 Total distributions and other                                          (0.15)           (0.11)             --


 NET ASSET VALUE, END OF PERIOD                                          $6.56           $11.52         $11.39


 Total return(4)                                                      (41.78)%            2.02%         13.90%

 Net assets, end of period (in thousands)                              $46,062          $68,397        $22,761
 Average net assets for the period (in thousands)                      $48,463          $43,172         $6,599
 Ratio of gross expenses to average net assets(5)(6)(7)                  0.98%            1.19%          1.26%
 Ratio of net expenses to average net assets(5)(8)                       0.98%            1.18%          1.25%
 Ratio of net investment income/(loss) to average net assets(5)          1.24%            1.17%          2.28%
 Portfolio turnover rate(5)                                               206%              39%            57%
--------------------------------------------------------------------------------------------------------------





  * Effective July 6, 2009, Class I Shares of Janus Adviser International Equity Fund (the "predecessor fund") were reorganized into Class I Shares of Janus International Equity Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Period November 28, 2006 (inception date) through July 31, 2007.
(3) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period end.
(4) Total return not annualized for periods of less than one year.
(5) Annualized for periods of less than one full year.
(6) The expense ratio reflects expenses prior to any expense offset arrangements.
(7) The ratio was 2.40% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.
(8) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  53


JANUS INTERNATIONAL FORTY FUND - CLASS I*
                                                                                Janus Adviser
                                                                         International Forty Fund -
                                                                                   Class I
-----------------------------------------------------------------------------------------------------
                                                                       Period ended      Period ended
                                                                        January 31          July 31
                                                                          2009(1)           2008(2)
                                                                        (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                       $9.11            $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                                0.04                --
 Net gain/(loss) on securities (both realized and unrealized)              (4.34)            (0.89)

 Total from investment operations                                          (4.30)            (0.89)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                          --                --
 Distributions from capital gains                                          (0.02)                --

 Total distributions                                                       (0.02)                --


 NET ASSET VALUE, END OF PERIOD                                             $4.79             $9.11


 Total return(3)                                                         (47.17)%           (8.90)%

 Net assets, end of period (in thousands)                                    $774              $662
 Average net assets for the period (in thousands)                            $839              $369
 Ratio of gross expenses to average net assets(4)(5)(6)(7)                  1.19%             1.28%
 Ratio of net expenses to average net assets(4)(8)(9)                       1.17%             1.28%
 Ratio of net investment income/(loss) to average net assets(4)             1.39%           (0.17)%
 Portfolio turnover rate(4)                                                  160%               54%
-----------------------------------------------------------------------------------------------------




  * Effective July 6, 2009, Class I Shares of Janus Adviser International Forty Fund (the "predecessor fund") were reorganized into Class I Shares of Janus International Forty Fund. The predecessor fund had a fiscal year end of July
    31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Period May 30, 2008 (inception date) through July 31, 2008.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 7.39% in 2009 (unaudited) and 73.31% in 2008 before waiver of certain fees and expense offsets incurred by the Fund.


(7) The expense ratio includes dividends on short positions. The ratio would be 1.25% in 2008, without the inclusion of dividends on short positions. The effect of short sale dividend expenses to the ratio in 2009 was less than 0.01%.


(8) The expense ratio includes dividends on short positions. The ratio would be 1.16% in 2009 (unaudited) and 1.25% in 2008, without the inclusion of dividends on short positions.


(9) The expense ratio reflects expenses after any expense offset arrangements.





54  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  55

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



56  Janus Investment Fund
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  57

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




58  Janus Investment Fund

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  59

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





60  Janus Investment Fund

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



                                                Glossary of investment terms  61
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




62  Janus Investment Fund

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           You can make inquiries and request other information,
           including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)


                   janus.com/info


                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687

            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 INTERNATIONAL & GLOBAL
                                   Janus Global Life Sciences Fund
                                   Janus Global Opportunities Fund
                                   Janus Global Research Fund
                                   Janus Global Technology Fund
                                   Janus Overseas Fund
                                   Janus Worldwide Fund


                              JANUS INVESTMENT FUND
                                 CLASS I SHARES

                                   Prospectus




    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes six portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.


              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class I Shares (the "Shares") are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Global Life Sciences Fund....................     2
  Janus Global Opportunities Fund....................     8
  Janus Global Research Fund.........................    13
  Janus Global Technology Fund.......................    18
  Janus Overseas Fund................................    24
  Janus Worldwide Fund...............................    29

FEES AND EXPENSES....................................    35

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    38
  Risks..............................................    39
  Frequently asked questions about certain risks.....    41
  General portfolio policies.........................    44

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    49
  Management expenses................................    49
  Investment personnel...............................    54

OTHER INFORMATION....................................    56

DISTRIBUTIONS AND TAXES..............................    60

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    63
  Administrative fees................................    65
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    65
  Purchases..........................................    66
  Exchanges..........................................    68
  Redemptions........................................    68
  Redemption fee.....................................    70
  Excessive trading..................................    71
  Shareholder communications.........................    75

FINANCIAL HIGHLIGHTS.................................    76

GLOSSARY OF INVESTMENT TERMS.........................    77





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS GLOBAL LIFE SCIENCES FUND

  Janus Global Life Sciences Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


  Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities. As a fundamental policy, the Fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable

2  Janus Investment Fund
  to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 4.8% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a




                                                          Risk/return summary  3
  decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  CONCENTRATION RISK. The Fund focuses its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund's NAV. The Fund's returns may be more volatile than those of a less concentrated portfolio.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.




4  Janus Investment Fund

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  JANUS GLOBAL LIFE SCIENCES FUND - CLASS I


   Annual returns for periods ended 12/31
         61.00%    33.34%    -18.09%   -30.11%   27.44%    14.95%    11.45%    -1.95%    22.53%    -28.77%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 31.32%     Worst Quarter:  1st-2001 -26.25%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -4.44%.



                                                Average annual total return for periods ended 12/31/08
                                                ------------------------------------------------------
                                                                                       Since Inception
                                                      1 year    5 years    10 years       (12/31/98)
  Class I Shares
    Return Before Taxes                              -28.77%      1.86%      5.56%           5.56%
    Return After Taxes on Distributions              -28.79%      1.85%      5.55%           5.55%
    Return After Taxes on Distributions and Sale
       of Fund Shares(1)                             -18.68%      1.59%      4.87%           4.87%
  S&P 500(R) Index(2) (reflects no deduction for     -37.00%     -2.19%     -1.38%          -1.38%
    expenses, fees, or taxes)
  Morgan Stanley Capital International World
    Health Care Index(3) (reflects no deduction      -21.50%      0.82%      0.06%           0.06%
    for expenses, fees, or taxes)
                                                  ----------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Morgan Stanley Capital International ("MSCI") World Health Care Index is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.




6  Janus Investment Fund

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  7

JANUS GLOBAL OPPORTUNITIES FUND

  Janus Global Opportunities Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.


  The portfolio manager emphasizes investments in companies with an attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated



8  Janus Investment Fund
  with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, the Fund did not hold investments in emerging markets.


  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and




                                                          Risk/return summary  9
  the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated



10  Janus Investment Fund
  with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  11

  JANUS GLOBAL OPPORTUNITIES FUND - CLASS I


   Annual returns for periods ended 12/31
                                       -15.91%   38.41%    15.33%     4.07%    11.19%    12.10%    -37.83%
                                        2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  2nd-2003 22.21%     Worst Quarter:  3rd-2002 -21.31%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -10.93%.



                                             Average annual total return for periods ended 12/31/08
                                             ------------------------------------------------------
                                                                                    Since Inception
                                                                1 year    5 years      (6/29/01)
  Class I Shares
    Return Before Taxes                                        -37.83%     -1.44%         2.01%
    Return After Taxes on Distributions                        -38.48%     -2.26%         1.43%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                               -23.79%     -1.03%         1.87%
  Morgan Stanley Capital International World Index(SM)(2)      -40.71%     -0.51%        -0.45%
    (reflects no deduction for expenses, fees, or taxes)


                                                         ------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.


  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




12  Janus Investment Fund

JANUS GLOBAL RESEARCH FUND

  Janus Global Research Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The Fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  Janus Capital's equity research analysts (the "Research Team") select investments for the Fund which represent their high-conviction investment ideas in all market capitalizations, styles, and geographies. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.

  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment's fundamental characteristics



                                                         Risk/return summary  13
  deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 4.3% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in



14  Janus Investment Fund
  which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities. The Fund compares and broadly matches its sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short




                                                         Risk/return summary  15
  derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





16  Janus Investment Fund

  JANUS GLOBAL RESEARCH FUND - CLASS I


   Annual returns for periods ended 12/31
                                                                               18.40%    26.75%    -45.49%
                                                                                2006      2007      2008

   Best Quarter:  1st-2006 9.06%     Worst Quarter:  4th-2008 -24.95%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -4.73%.



                                            Average annual total return for periods ended 12/31/08
                                            ------------------------------------------------------
                                                                                   Since Inception
                                                                          1 year      (2/25/05)
  Class I Shares
    Return Before Taxes                                                  -45.49%        -0.78%
    Return After Taxes on Distributions                                  -45.54%        -1.67%
    Return After Taxes on Distributions and Sale of Fund Shares(1)       -29.50%        -0.82%
  Morgan Stanley Capital International World Growth Index(2)             -41.13%        -4.08%
    (reflects no deduction for expenses, fees, or taxes)
  Russell 1000(R) Index(3)                                               -37.60%        -5.41%
    (reflects no deduction for expenses, fees, or taxes)


                                                                   -------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Morgan Stanley Capital International ("MSCI") World Growth Index measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.
  (3) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index.


  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  17

JANUS GLOBAL TECHNOLOGY FUND

  Janus Global Technology Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

  - companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and
  - companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

  The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.




18  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 0.9% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a




                                                         Risk/return summary  19
  decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  INDUSTRY RISK. Although the Fund does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.




20  Janus Investment Fund

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  21

  JANUS GLOBAL TECHNOLOGY FUND - CLASS I


   Annual returns for periods ended 12/31
         211.55%   -33.67%   -39.96%   -40.94%   47.14%     1.23%    11.50%     7.98%    21.88%    -43.27%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 73.95%     Worst Quarter:  3rd-2001 -36.20%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -0.11%.



                                                 Average annual total return for periods ended 12/31/08
                                                 ------------------------------------------------------
                                                                                        Since Inception
                                                         1 year    5 years   10 years      (12/31/98)
  Class I Shares
    Return Before Taxes                                 -43.27%     -3.36%    -0.95%         -0.98%
    Return After Taxes on Distributions                 -43.27%     -3.38%    -1.05%         -1.07%
    Return After Taxes on Distributions and Sale
       of Fund Shares(1)                                -28.12%     -2.82%    -0.82%         -0.85%
  S&P 500(R) Index(2) (reflects no deduction for        -37.00%     -2.19%    -1.38%         -1.38%
    expenses, fees, or taxes)
  Morgan Stanley Capital International World
    Information Technology Index(3) (reflects no        -43.87%     -5.38%    -5.52%         -5.52%
    deduction for expenses, fees, or taxes)
                                                  -----------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Morgan Stanley Capital International ("MSCI") World Information Technology Index is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.


  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.





22  Janus Investment Fund

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  23

JANUS OVERSEAS FUND

  Janus Overseas Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS OVERSEAS FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




24  Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 24.9% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





                                                         Risk/return summary  25

  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.




26  Janus Investment Fund

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


  JANUS OVERSEAS FUND - CLASS I




   Annual returns for periods ended 12/31
         86.06%    -18.57%   -23.11%   -23.89%   36.79%    18.58%    32.39%    47.21%    27.76%    -52.75%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 60.63%     Worst Quarter:  4th-2008 -27.94%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was 3.69%.



                                                      Average annual total return for periods ended 12/31/08
                                                      ------------------------------------------------------
                                                                                             Since Inception
                                                            1 year    5 years    10 years        (5/2/94)
  Class I Shares
    Return Before Taxes                                    -52.75%     6.89%       5.40%          9.27%
    Return After Taxes on Distributions                    -53.04%     6.32%       4.76%          8.62%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           -33.70%     6.23%       4.72%          8.24%
  Morgan Stanley Capital International All Country World
    ex-U.S. Index(SM)(2) (reflects no                      -45.53%     2.56%       1.90%            N/A
    deduction for expenses, fees, or taxes)
  Morgan Stanley Capital International EAFE(R) Index(3)    -43.38%     1.66%       0.80%          3.07%
    (reflects no deduction for expenses,
    fees, or taxes)

                                                         ---------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) Effective December 22, 2008, the Fund changed its primary benchmark index from the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index to the MSCI All Country World ex-U.S. Index(SM). Janus Capital believes that the new primary benchmark index provides a more appropriate representation of the Fund's investments. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.
  (3) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market



                                                         Risk/return summary  27
      equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.


  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




28  Janus Investment Fund

JANUS WORLDWIDE FUND

  Janus Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




                                                         Risk/return summary  29

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 6.3% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





30  Janus Investment Fund

  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  31

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





32  Janus Investment Fund

  JANUS WORLDWIDE FUND - CLASS I




   Annual returns for periods ended 12/31
         64.37%    -16.87%   -22.88%   -26.01%   24.23%     5.54%     5.84%    17.90%     9.23%    -45.02%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 42.11%     Worst Quarter:  4th-2008 -23.27%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -7.40%.



                                                   Average annual total return for periods ended 12/31/08
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                          1 year    5 years   10 years       (5/15/91)
  Class I Shares
    Return Before Taxes                                  -45.02%     -4.58%    -2.63%          6.86%
    Return After Taxes on Distributions                  -45.13%     -4.70%    -2.97%          6.10%
    Return After Taxes on Distributions and Sale
       of Fund Shares(1)                                 -29.11%     -3.77%    -2.11%          5.89%
  Morgan Stanley Capital International World
    Index(SM)(2) (reflects no deduction for expenses,    -40.71%     -0.51%    -0.64%          5.13%
    fees, or taxes)
  Morgan Stanley Capital International All Country
    World Index(SM)(3) (reflects no deduction for        -42.20%     -0.06%    -0.20%            N/A
    expenses, fees, or taxes)

                                                       --------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

  (3) The Morgan Stanley Capital International ("MSCI") All Country World Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.





                                                         Risk/return summary  33

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




34  Janus Investment Fund

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class I Shares of the Funds expect to incur during their fiscal year. The expense information shown includes administrative fee expenses. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class I Shares do not impose sales charges when you buy or sell the Funds' Class I Shares. However, if you sell Class I Shares of a Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





                                                         Risk/return summary  35

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                         Class I
 Sales charges........................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount redeemed)........   2.00%(2)(3)
 Exchange fee.........................................................................   None(3)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                                        Short    Acquired   Total Annual              Net Annual
                                                                        Sale      Fund(6)       Fund                     Fund
                                           Management      Other      Dividend   Fees and     Operating    Expense    Operating
                                             Fee(4)     Expenses(5)   Expenses   Expenses    Expenses(7)   Waivers   Expenses(7)
 Janus Global Life Sciences Fund -
   Class I                                    0.64%        0.28%          N/A      0.00%        0.92%         N/A       0.92%
 Janus Global Opportunities Fund -
   Class I                                    0.64%        0.67%          N/A      0.00%        1.31%         N/A       1.31%
 Janus Global Research Fund(8) -
   Class I                                    0.76%        0.48%          N/A      0.00%        1.24%       0.12%       1.12%
 Janus Global Technology Fund -
   Class I                                    0.64%        0.38%        0.00%(9)   0.00%        1.02%         N/A       1.02%
 Janus Overseas Fund -
   Class I                                    0.64%        0.07%          N/A      0.01%        0.72%       0.00%       0.72%
 Janus Worldwide Fund(8) -
   Class I                                    0.35%        0.12%          N/A      0.00%        0.47%       0.00%       0.47%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (3) An exchange of Class I Shares from a Fund held for 90 days or less may be subject to the 2.00% redemption fee.

 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital. For Janus Global Research Fund and Janus Worldwide Fund, this fee may adjust up or down monthly based on each Fund's performance relative to its respective benchmark index over the performance measurement period.


 (5) Since Class I Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class I Shares of the Funds expect to incur during their fiscal year. Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.


 (6) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class I Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.

--------------------------------------------------------------------------------




36  Janus Investment Fund

--------------------------------------------------------------------------------

 (7) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Funds' total annual fund operating expenses (excluding any performance adjustments to management fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


 (8) Janus Global Research Fund and Janus Worldwide Fund each pay an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64% for Janus Global Research Fund and 0.60% for Janus Worldwide Fund. Any such adjustment to this base fee rate commenced January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. Each Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

 (9) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Amounts less than 0.01% are included in Other Expenses.
--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                              1 Year     3 Years     5 Years     10 Years
                                              -------------------------------------------
 Janus Global Life Sciences Fund - Class I     $  94      $ 293       $ 509       $ 1,131
 Janus Global Opportunities Fund - Class I     $ 133      $ 415       $ 718       $ 1,579
 Janus Global Research Fund(1) - Class I       $ 126      $ 393       $ 681       $ 1,500
 Janus Global Technology Fund - Class I        $ 104      $ 325       $ 563       $ 1,248
 Janus Overseas Fund - Class I                 $  74      $ 230       $ 401       $   894
 Janus Worldwide Fund(1) - Class I             $  48      $ 151       $ 263       $   591



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
--------------------------------------------------------------------------------




                                                         Risk/return summary  37

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio managers and/or investment personnel believe that those stocks will appreciate in value. The portfolio managers and/or investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant exposure in emerging markets.

  The Funds may sell a holding if, among other things, the security reaches the portfolio managers' and/or investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.


  JANUS GLOBAL OPPORTUNITIES emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


2. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share

38  Janus Investment Fund
  of the company's stock by the total number of its shares outstanding. The Funds offered by this Prospectus do not emphasize investments in companies of any particular size.

3. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO JANUS GLOBAL LIFE SCIENCES FUND?

  Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes have growth potential primarily as a result of particular products, technology, patents, or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development, and health care facilities ownership and operation.


4. HOW DOES THE PORTFOLIO MANAGER FOR JANUS GLOBAL OPPORTUNITIES FUND DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?


  A company may be undervalued when, in the opinion of the portfolio manager, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

5. WHAT IS JANUS GLOBAL TECHNOLOGY FUND'S INDUSTRY POLICY?

  Janus Global Technology Fund will not concentrate its investments in any particular industry or group of related industries. As a result, the portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Fund may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general



                                   Principal investment strategies and risks  39
  market and/or economic conditions. If this occurs, a Fund's share price may also decrease.

  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. Janus Global Life Sciences Fund's and Janus Global Technology Fund's performance may also be affected by industry risk to a greater extent than the other Funds.

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").




40  Janus Investment Fund

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF JANUS GLOBAL OPPORTUNITIES FUND AFFECT THE FUND'S RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio manager has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund.

2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.




                                   Principal investment strategies and risks  41

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


  Within the parameters of its specific investment policies, each Fund, particularly Janus Global Research Fund, Janus Overseas Fund, and Janus Worldwide Fund, may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM).


  To the extent that a Fund invests a significant amount of its assets in one or more countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.




42  Janus Investment Fund

4. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

5. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

  Janus Global Life Sciences Fund invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, the Fund may be more volatile than a less concentrated portfolio.

6. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates.



                                   Principal investment strategies and risks  43

  The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers and/or investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation



44  Janus Investment Fund
  of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Fund's portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other



                                   Principal investment strategies and risks  45
  investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (35% or less of each Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis



  SHORT SALES

  Certain funds may engage in short sales. No more than 10% of a fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The funds may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same




46  Janus Investment Fund
  security also want to close out their positions, it is more likely that a fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a fund's losses are potentially unlimited in a short sale transaction. A fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the fund may be required to pay in connection with a short sale. Such payments may result in a fund having higher expenses than a fund that does not engage in short sales and may negatively affect the fund's performance.



  A fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the fund to similar risks. To the extent that the fund enters into short derivative positions, the fund may be exposed to risks similar to those associated with short sales, including the risk that the fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a fund's ability to fully implement a short selling strategy that could otherwise help the fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of



                                   Principal investment strategies and risks  47
  its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."




48  Janus Investment Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES



  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.


  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).



                                                     Management of the Funds  49

  FIXED-RATE INVESTMENT ADVISORY FEE


  The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.



                                                                                        Actual Investment
                                                                      Contractual          Advisory Fee
                                                 Average Daily        Investment          Rate (%) (for
                                                  Net Assets       Advisory Fee (%)   the fiscal year ended
  Fund Name                                       of the Fund        (annual rate)      October 31, 2008)
-----------------------------------------------------------------------------------------------------------
  Janus Global Life Sciences Fund              All Asset Levels          0.64                  0.64
  Janus Global Opportunities Fund              All Asset Levels          0.64                  0.64
  Janus Global Technology Fund                 All Asset Levels          0.64                  0.64
  Janus Overseas Fund                          All Asset Levels          0.64                  0.64
-----------------------------------------------------------------------------------------------------------





  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  Janus Global Research Fund and Janus Worldwide Fund each pay an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Fund's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if a Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.






50  Janus Investment Fund

                                                               Performance     Actual Investment
                                                                Adjusted          Advisory Fee
                                              Performance      Investment        Rate (%) (for
                                Base Fee       Hurdle vs.     Advisory Fee   the fiscal year ended
  Fund Name                     Rate (%)    Benchmark Index     Rate (%)       October 31, 2008)
--------------------------------------------------------------------------------------------------
  Janus Global Research Fund      0.64          +/-6.00%          0.73                0.73(1)
  Janus Worldwide Fund            0.60          +/-6.00%          0.54                0.54
--------------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.




  For Janus Global Research Fund and Janus Worldwide Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:


  Fund Name                                    Benchmark Index
-------------------------------------------------------------------------
  Janus Global Research Fund                   MSCI World Growth Index(1)
  Janus Worldwide Fund                         MSCI World Index(SM)



  (1) Effective January 1, 2007, Janus Global Research Fund's benchmark index changed from the Russell 1000(R) Index to the MSCI World Growth Index for purposes of measuring the Fund's performance and calculating the performance adjustment. Details regarding the implementation of the new benchmark index are contained in the Statement of Additional Information.

  Only the base fee rate applied until January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund.





                                                     Management of the Funds  51

  No Performance Adjustment is applied unless the difference between a Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.



  The application of an expense limit, if any, will have a positive effect upon a Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  For performance measurement periods prior to July 6, 2009, a Fund calculated its Performance Adjustment by comparing the performance of the initial share class against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of that Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.





52  Janus Investment Fund

  The Funds' SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Global Research Fund(1)                           1.00
  Janus Overseas Fund                                     0.92
  Janus Worldwide Fund(1)                                 1.00
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.





                                                     Management of the Funds  53

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS GLOBAL LIFE SCIENCES FUND
--------------------------------------------------------------------------------
    ANDREW ACKER, CFA, is Executive Vice President and Portfolio Manager of Janus Global Life Sciences Fund, which he has managed since May 2007. Mr. Acker is also Portfolio Manager of other Janus accounts and performs duties as a research analyst. He joined Janus Capital in 1999 as a securities analyst. Mr. Acker holds a Bachelor of Science degree (magna cum laude) in Biochemical Sciences from Harvard College where he was a member of Phi Beta Kappa. He also holds a Master's degree in Business Administration with honors from Harvard Business School. Mr. Acker holds the Chartered Financial Analyst designation.

JANUS GLOBAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------
    GREGORY R. KOLB, CFA, is Executive Vice President and Portfolio Manager of Janus Global Opportunities Fund, which he has co-managed or managed since May 2005. He is also Portfolio Manager of other Janus accounts. Mr. Kolb joined Janus Capital in 2001 as an equity research analyst. He holds a Bachelor's degree in Business Administration from Miami University (of
    Ohio) where he graduated magna cum laude with honors. Mr. Kolb holds the Chartered Financial Analyst designation.

JANUS GLOBAL RESEARCH FUND
--------------------------------------------------------------------------------
    The Research Team (Janus Capital's equity research analysts) selects investments for Janus Global Research Fund, and has done so since inception.

    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Fund. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.




54  Janus Investment Fund

JANUS GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
    BURTON H. WILSON is Executive Vice President and Portfolio Manager of
    Janus Global Technology Fund, which he has managed or co-managed since February 2006. He is also Portfolio Manager of other Janus accounts and performs duties as an equity research analyst, focusing primarily on technology companies. Mr. Wilson joined Janus Capital in 2005 as a research analyst. Prior to joining Janus Capital, he was a research analyst at Lincoln Equity Management from 2000 to 2004. Mr. Wilson holds a Bachelor of Arts degree in Mathematics from the University of Virginia, a Law degree from the University of Virginia School of Law, and a Master's degree in Business Administration from the University of California at Berkeley's Haas School of Business.

JANUS OVERSEAS FUND
--------------------------------------------------------------------------------
    BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of Janus Overseas Fund, which he has managed or co-managed since January
    2001. Mr. Lynn joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.

JANUS WORLDWIDE FUND
--------------------------------------------------------------------------------

    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Janus Worldwide Fund, which he has managed since April 2009. Mr. Saltiel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers and/or investment personnel is included in the SAI.




                                                     Management of the Funds  55

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class I Shares are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.



56  Janus Investment Fund

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



                                                           Other information  57
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




58  Janus Investment Fund

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  59

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

60  Janus Investment Fund
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181). Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




                                                     Distributions and taxes  61

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





62  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. The Shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.


  The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans and foundations/endowments. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events

                                                         Shareholder's guide  63
  include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




64  Janus Investment Fund

ADMINISTRATIVE FEES

  Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class I Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or



                                                         Shareholder's guide  65
  their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."




66  Janus Investment Fund

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.




                                                         Shareholder's guide  67

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCHANGES

  Contact your financial intermediary, a Janus representative (1-800-333-1181), or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - An exchange of Shares from each Fund held for 90 days or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to "Redemption Fee."


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to the appropriate



68  Janus Investment Fund
  plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.




                                                         Shareholder's guide  69

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from a Fund held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.


  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains). For intermediary-imposed same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction. However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-




70  Janus Investment Fund
  initiated sale of shares after the exchange. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for more information on whether the redemption fee is applied to your shares.


  In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:




                                                         Shareholder's guide  71

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.



  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability



72  Janus Investment Fund
  to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing



                                                         Shareholder's guide  73
  inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day



74  Janus Investment Fund
    lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to September 30.





                                                         Shareholder's guide  75

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Funds since Class I Shares of the Funds are new.


76  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  77

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



78  Janus Investment Fund
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  79

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




80  Janus Investment Fund

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  81

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





82  Janus Investment Fund

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



                                                Glossary of investment terms  83
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




84  Janus Investment Fund

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                   janus.com/info


                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 INTERNATIONAL & GLOBAL
                                   Janus International Equity Fund


                              JANUS INVESTMENT FUND
                                 CLASS R SHARES

                                   Prospectus





    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes Janus International Equity Fund (the "Fund"), a portfolio of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund.

              The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Only Class R Shares (the "Shares") are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus International Equity Fund....................     2

FEES AND EXPENSES....................................     7

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    10
  Risks..............................................    10
  Frequently asked questions about certain risks.....    12
  General portfolio policies.........................    14

MANAGEMENT OF THE FUND
  Investment adviser.................................    20
  Management expenses................................    20
  Investment personnel...............................    24

OTHER INFORMATION....................................    27

DISTRIBUTIONS AND TAXES..............................    31

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    34
  Distribution and service fees......................    36
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    36
  Purchases..........................................    38
  Exchanges..........................................    39
  Redemptions........................................    39
  Redemption fee.....................................    40
  Excessive trading..................................    42
  Shareholder communications.........................    46

FINANCIAL HIGHLIGHTS.................................    47

GLOSSARY OF INVESTMENT TERMS.........................    49





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS INTERNATIONAL EQUITY FUND

  Janus International Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The Fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The Fund may, under unusual circumstances, invest all of its assets in a single country. The Fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. The portfolio manager normally seeks to limit any sector exposure and country exposure to plus or minus 10% of the respective weighting of the Fund's primary benchmark index, currently the Morgan Stanley Capital International EAFE(R) Index. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types

2   Janus Investment Fund
  of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 4.9% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue.




                                                          Risk/return summary  3

  Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class R Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class R Shares of Janus Adviser International Equity Fund ("JAD predecessor fund") into Class R Shares of the Fund. The performance shown for Class R Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund's Class R Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund's Class R Shares, net of any fee and expense limitations or waivers. If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.





4   Janus Investment Fund

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  JANUS INTERNATIONAL EQUITY FUND - CLASS R


   Annual returns for periods ended 12/31
                                                                                         21.21%    -46.55%
                                                                                          2007      2008

   Best Quarter:  3rd-2007 8.81%     Worst Quarter:  4th-2008 -24.39%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -3.89%.



                                              Average annual total return for periods ended 12/31/08
                                              ------------------------------------------------------
                                                                                   Since Inception
                                                                                 of Predecessor Fund
                                                                       1 year         (11/28/06)
  Class R Shares
    Return Before Taxes                                               -46.55%          -16.75%
    Return After Taxes on Distributions                               -46.63%          -16.85%
    Return After Taxes on Distributions and
       Sale of Fund Shares(1)                                         -30.04%          -13.98%
  Morgan Stanley Capital International EAFE(R)
    Index(2) (reflects no deduction for expenses,                     -43.38%          -17.88%
    fees, or taxes)

                                                                   ---------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.


  After-tax returns are calculated using distributions for the JAD predecessor fund's Class R Shares for the periods prior to July 6, 2009. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




6   Janus Investment Fund

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class R Shares of the Fund. Expense information shown reflects estimated annualized expenses that Class R Shares of the Fund expect to incur during their fiscal year. It is important for you to know that a decline in the Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Fund. Significant declines in the Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Class R Shares do not impose sales charges when you buy or sell the Fund's Class R Shares. However, if you sell Class R Shares of the Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.





                                                          Risk/return summary  7

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                         Class R
 Sales charges........................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount redeemed)........   2.00%(2)(3)
 Exchange fee.........................................................................   None(3)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                                                  Acquired     Total                  Net
                                                       Distribution                Fund(7)  Annual Fund           Annual Fund
                                           Management     (12b-1)       Other     Fees and   Operating   Expense   Operating
                                             Fee(4)       Fees(5)    Expenses(6)  Expenses  Expenses(8)  Waivers  Expenses(8)
 Janus International Equity Fund(9) -
   Class R                                    0.71%        0.50%        0.51%       0.01%      1.73%      0.00%      1.73%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (3) An exchange of Class R Shares from the Fund held for 90 days or less may be subject to the 2.00% redemption fee.

 (4) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital. This fee may adjust up or down monthly based on the Fund's performance relative to its benchmark index over the performance measurement period.

 (5) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (6) Since Class R Shares of the Fund did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class R Shares of the Fund expect to incur during their fiscal year. Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class R Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.


 (7) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Since Class R Shares of the Fund did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. The Fund's "ratio of gross expenses to average net assets" appearing in the Financial Highlights table does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above.


 (8) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------





8   Janus Investment Fund

--------------------------------------------------------------------------------

 (9) The Fund pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.68%. Any such adjustment to this base fee rate commenced December 2007 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

--------------------------------------------------------------------------------
 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest
 $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                     1 Year   3 Years   5 Years   10 Years
                                                     -------------------------------------
 Janus International Equity Fund(1) - Class R         $ 176    $ 545     $ 939     $ 2,041



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
--------------------------------------------------------------------------------




                                                          Risk/return summary  9

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that those stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant exposure in emerging markets.

  The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.

2. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize investments in companies of any particular size.

RISKS

  Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general

10  Janus Investment Fund
  market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.

  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that the Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund's Statement of Additional Information ("SAI").




                                   Principal investment strategies and risks  11

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

  The Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.




12  Janus Investment Fund

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

  Within the parameters of its specific investment policies, the Fund will normally limit its investments in a company or companies from one or more "developing countries" or "emerging markets" to 15% of its net assets. Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM).


  To the extent that the Fund invests a significant amount of its assets in one or more countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of the Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").


  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. The Fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

3. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at



                                   Principal investment strategies and risks  13
  all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

4. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

5. HOW DOES THE FUND TRY TO REDUCE RISK?


  The Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund



14  Janus Investment Fund
  into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. Changes are normally made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a fund. A fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.




                                   Principal investment strategies and risks  15

  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of the Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis




16  Janus Investment Fund

  SHORT SALES

  The Fund may engage in short sales. No more than 10% of the Fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Fund may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Fund's losses are potentially unlimited in a short sale transaction. The Fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund's performance.



  The Fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, the Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, the Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.




                                   Principal investment strategies and risks  17

  SWAP AGREEMENTS
  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio



18  Janus Investment Fund
  manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. The Fund's performance could suffer from its investments in "special situations."




                                   Principal investment strategies and risks  19

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES


  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative services fees, the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.



  The following table reflects the Fund's contractual investment advisory base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers).


  The Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective December 2007. Until such time, only the base fee rate shown below applies. The third column shows the

20  Janus Investment Fund
  performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if the Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.



                                                                      Performance     Actual Investment
                                                                       Adjusted          Advisory Fee
                                                     Performance      Investment       Rate(1) (%) (for
                                       Base Fee       Hurdle vs.     Advisory Fee   the fiscal year ended
  Fund Name                            Rate (%)    Benchmark Index     Rate (%)         July 31, 2008)
---------------------------------------------------------------------------------------------------------
  Janus International Equity Fund        0.68          +/-7.00%          0.71                0.70(2)
---------------------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) In addition to other expense waivers, the actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.



  The Fund's investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the MSCI EAFE(R) Index.


  Only the base fee rate applied until December 2007, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment




                                                      Management of the Fund  21

  ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began December 2007.



  No Performance Adjustment is applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.



  The application of an expense limit, if any, will have a positive effect upon the Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.


  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the



22  Janus Investment Fund

  Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.


  The Fund's SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus International Equity Fund(1)                      1.25
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.





                                                      Management of the Fund  23

INVESTMENT PERSONNEL

JANUS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Janus International Equity Fund, which he has co-managed or managed since inception. Mr. Saltiel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




24  Janus Investment Fund

PERFORMANCE OF COMPARABLE ACCOUNTS



  JANUS INTERNATIONAL EQUITY FUND COMPARABLE ACCOUNT
  PERFORMANCE OF JANUS INTERNATIONAL EQUITY COMPOSITE

  The following chart shows the historical performance of the Janus International Equity Composite (the "Composite"), which includes a non-mutual fund account managed by Janus Capital that has an investment objective, policies, and strategies substantially similar to Janus International Equity Fund. Certain policies and strategies for this account changed in June 2004, as discussed below, and have been substantially similar to those of the Fund since that time. The presentation is intended to reflect the investment capabilities of Janus Capital, but should not be a substitute for and is not intended to reflect an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.

  The non-mutual fund account in the Composite has been co-managed or managed by Laurent Saltiel, the Fund's portfolio manager, since March 2006. Prior periods shown reflect performance under a former manager. The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is the benchmark index for the Fund and the Composite. In addition, the MSCI EAFE(R) Growth Index is a secondary benchmark index for the Composite.


  As of March 31, 2009, the Composite consisted of two advisory accounts, one of which is a mutual fund portfolio. As of this date, the total assets of the Composite were approximately $154.3 million. All accounts that have investment objectives, polices, and strategies that are substantially similar to the Fund's are included in this Composite.


  Composite performance shown reflects the deduction of advisory fees and transaction costs charged to the account in the Composite and reflects the reinvestment of dividends and other earnings. Janus International Equity Fund's fees and expenses are generally expected to be higher than those reflected in the Composite and include an advisory fee that adjusts up or down based on the performance of the Fund relative to its benchmark index. The non-mutual fund account is not subject to the fees and expenses normally paid by mutual funds. Therefore, if the non-mutual fund account in the Composite was subject to the fees and expenses payable by the Fund, performance of the Composite for the periods shown would have been lower. Effective June 30, 2004, the non-mutual fund account in the Composite became subject to certain limits relating to emerging markets investments and sector weightings, which are similar to the Fund. Had these limits been in place prior to June 30, 2004, performance may have been different.




                                                      Management of the Fund  25

  Additionally, the non-mutual fund account in the Composite is not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.



                                     Average annual total return for periods ended March 31, 2009
                                     ------------------------------------------------------------
                                                                                         Since
                                                                                       Inception
                                                       1 year   5 years   10 years   January 1997
  Janus International Equity Composite(1)             -44.68%     2.06%     6.21%       10.85%
  MSCI EAFE(R) Index(2)                               -46.50%    -2.18%    -0.84%        1.06%
  MSCI EAFE(R) Growth Index(3)                        -45.36%    -1.99%    -2.46%       -0.35%
                                                    ---------------------------------------------




  (1) Effective June 30, 2004, the Composite adopted limits relating to emerging markets investments and sector and country weightings that are similar to those of Janus International Equity Fund. Prior to this time, the Composite could invest without limit in emerging markets, and any country or sector. For the periods beginning June 30, 2004 and ending March 31, 2009, the average annual total return of the Composite was 1.97% and for the MSCI EAFE(R) Index and the MSCI EAFE(R) Growth Index was -6.21% and -5.03%, respectively.

  (2) The MSCI EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.
  (3) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities.




26  Janus Investment Fund

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class R Shares are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. The Shares are not offered directly to individual investors. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  The Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final

                                                           Other information  27
  settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties



28  Janus Investment Fund
  to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.




                                                           Other information  29

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




30  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  31
  buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




32  Janus Investment Fund

  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





                                                     Distributions and taxes  33

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. The Shares offer the ability for payment of up to 0.50% of net assets to financial intermediaries for the provision of distribution services and, to a certain extent, shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of the plan or plan participants. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures

34  Janus Investment Fund
  established by and under the supervision of the Fund's Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




                                                         Shareholder's guide  35

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN


  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class R Shares (the "Class R Plan"), the Fund may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and shareholder servicing of Class R Shares at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of the Fund. Under the terms of the Class R Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder services performed by such entities for their customers who are investors in the Fund.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class R Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of the Fund for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers and other financial intermediaries for providing these services to their customers who invest in the Fund.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus



36  Janus Investment Fund

  Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class R Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, considering which share class of the Fund is most appropriate for you.




                                                         Shareholder's guide  37

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement platforms and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $2,500.




38  Janus Investment Fund

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - An exchange of Shares from the Fund held for 90 days or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to "Redemption Fee."


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement platforms and other financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.




                                                         Shareholder's guide  39

  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the



40  Janus Investment Fund

  Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.


  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains). For intermediary-imposed same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction. However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-initiated sale of shares after the exchange. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.


  In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change



                                                         Shareholder's guide  41
  to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Fund attempts to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Fund).

  Generally, a purchase and redemption of Shares from the Fund within 90 calendar days (i.e., "round trip") may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.


  The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and




42  Janus Investment Fund

  (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Fund's Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.




                                                         Shareholder's guide  43

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.




44  Janus Investment Fund

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab at janus.com/info.


  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus



                                                         Shareholder's guide  45

  Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.





46  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights table is intended to help you understand the Fund's financial performance for each fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.



  Janus International Equity Fund commenced operations on July 6, 2009, after the reorganization of Class R Shares of Janus Adviser International Equity Fund (the "predecessor fund") into the Fund. For Janus International Equity Fund, the financial highlights shown are for the Class R Shares of the predecessor fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


  The total return in the table represents the rate that an investor would have earned (or lost) on an investment in Class R Shares of the Fund (assuming reinvestment of all dividends and distributions).


                                                        Financial highlights  47


JANUS INTERNATIONAL EQUITY FUND - CLASS R*
                                                                                  Janus Adviser
                                                                       International Equity Fund - Class R
-------------------------------------------------------------------------------------------------------------
                                                                    Period ended         Year or Period ended
                                                                     January 31                July 31
                                                                       2009(1)           2008         2007(2)
                                                                     (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                   $11.40          $11.32         $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                             0.01          (0.01)           0.07
 Net gain/(loss) on securities (both realized and unrealized)           (4.80)            0.14           1.25

 Total from investment operations                                       (4.79)            0.13           1.32

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                   (0.02)              --             --
 Distributions from capital gains                                       (0.09)          (0.05)             --

 Total distributions                                                    (0.11)          (0.05)             --


 NET ASSET VALUE, END OF PERIOD                                          $6.50          $11.40         $11.32


 Total return(3)                                                      (42.06)%           1.11%         13.20%

 Net assets, end of period (in thousands)                                 $475            $750           $566
 Average net assets for the period (in thousands)                         $542            $647           $553
 Ratio of gross expenses to average net assets(4)(5)(6)                  1.88%           2.00%          2.00%
 Ratio of net expenses to average net assets(4)(7)                       1.88%           2.00%          2.00%
 Ratio of net investment income/(loss) to average net assets(4)          0.34%           0.22%          0.85%
 Portfolio turnover rate(4)                                               206%             39%            57%
-------------------------------------------------------------------------------------------------------------





 * Effective July 6, 2009, Class R Shares of Janus Adviser International Equity Fund (the "predecessor fund") were reorganized into Class R Shares of Janus International Equity Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Period November 28, 2006 (inception date) through July 31, 2007.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 1.73% in 2009 (unaudited), 2.07% in 2008, and 11.43% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.

(7) The expense ratio reflects expenses after any expense offset arrangements.




48  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  49

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



50  Janus Investment Fund
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  51

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




52  Janus Investment Fund

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  53

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





54  Janus Investment Fund

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



                                                Glossary of investment terms  55
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




56  Janus Investment Fund

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58

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60

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.


           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)


                   janus.com/info


                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687

            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 INTERNATIONAL & GLOBAL
                                   Janus Overseas Fund
                                   Janus Worldwide Fund



                              JANUS INVESTMENT FUND
                                 CLASS R SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.

              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class R Shares (the "Shares") are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Overseas Fund................................     2
  Janus Worldwide Fund...............................     7

FEES AND EXPENSES....................................    13

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    16
  Risks..............................................    16
  Frequently asked questions about certain risks.....    18
  General portfolio policies.........................    20

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    26
  Management expenses................................    26
  Investment personnel...............................    31

OTHER INFORMATION....................................    32

DISTRIBUTIONS AND TAXES..............................    36

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    39
  Distribution and service fees......................    41
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    41
  Purchases..........................................    43
  Exchanges..........................................    44
  Redemptions........................................    44
  Redemption fee.....................................    45
  Excessive trading..................................    47
  Shareholder communications.........................    51

FINANCIAL HIGHLIGHTS.................................    52

GLOSSARY OF INVESTMENT TERMS.........................    53





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS OVERSEAS FUND
  Janus Overseas Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS OVERSEAS FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


2  Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 24.9% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





                                                          Risk/return summary  3

  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class R Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class R Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.




4  Janus Investment Fund

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


  JANUS OVERSEAS FUND - CLASS R




   Annual returns for periods ended 12/31
         85.37%    -19.22%   -23.42%   -24.43%   36.38%    18.02%    31.55%    46.35%    27.16%    -52.96%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 60.63%     Worst Quarter:  4th-2008 -27.94%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was 3.69%.



                                                      Average annual total return for periods ended 12/31/08
                                                      ------------------------------------------------------
                                                                                             Since Inception
                                                            1 year    5 years    10 years        (5/2/94)
  Class R Shares
    Return Before Taxes                                    -52.96%     6.33%       4.85%          8.79%
    Return After Taxes on Distributions                    -53.25%     5.77%       4.23%          8.16%
    Return After Taxes on Distributions and
       Sale of Fund Shares(1)                              -33.84%     5.74%       4.25%          7.81%
  Morgan Stanley Capital International All
    Country World ex-U.S. Index(SM)(2) (reflects no        -45.53%     2.56%       1.90%            N/A
    deduction for expenses, fees, or taxes)
  Morgan Stanley Capital International EAFE(R) Index(3)    -43.38%     1.66%       0.80%          3.07%
    (reflects no deduction for expenses,
    fees, or taxes)

                                                         ---------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) Effective December 22, 2008, the Fund changed its primary benchmark index from the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index to the MSCI All Country World ex-U.S. Index(SM). Janus Capital believes that the new primary benchmark index provides a more appropriate representation of the Fund's investments. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.


  (3) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market



                                                          Risk/return summary  5
      equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.


  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




6  Janus Investment Fund

JANUS WORLDWIDE FUND

  Janus Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




                                                          Risk/return summary  7

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 6.3% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.




  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





8  Janus Investment Fund

  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class R Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class R Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume



                                                          Risk/return summary  9
  reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





10  Janus Investment Fund

  JANUS WORLDWIDE FUND - CLASS R


   Annual returns for periods ended 12/31
         63.82%    -17.51%   -23.09%   -26.49%   23.91%     5.03%     5.12%    17.35%     8.80%    -45.27%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 42.09%     Worst Quarter:  4th-2008 -23.27%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -7.40%.



                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (5/15/91)
  Class R Shares
    Return Before Taxes                                  -45.27%     -5.06%     -3.09%          6.46%
    Return After Taxes on Distributions                  -45.38%     -5.17%     -3.43%          5.73%
    Return After Taxes on Distributions and Sale
       of Fund Shares(1)                                 -29.28%     -4.16%     -2.48%          5.55%
  Morgan Stanley Capital International World
    Index(SM)(2) (reflects no deduction for expenses,    -40.71%     -0.51%     -0.64%          5.13%
    fees, or taxes)
  Morgan Stanley Capital International All Country
    World Index(SM)(3) (reflects no deduction for        -42.20%     -0.06%     -0.20%            N/A
    expenses, fees, or taxes)

                                                       ---------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

  (3) The Morgan Stanley Capital International ("MSCI") All Country World Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.



  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.





                                                         Risk/return summary  11

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




12  Janus Investment Fund

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class R Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class R Shares of the Funds expect to incur during their fiscal year. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class R Shares do not impose sales charges when you buy or sell the Funds' Class R Shares. However, if you sell Class R Shares of a Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





                                                         Risk/return summary  13

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                         Class R
 Sales charges........................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount redeemed)........   2.00%(2)(3)
 Exchange fee.........................................................................   None(3)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                                             Acquired     Total                  Net
                                                  Distribution                Fund(7)  Annual Fund           Annual Fund
                                      Management     (12b-1)       Other     Fees and   Operating   Expense   Operating
                                        Fee(4)       Fees(5)    Expenses(6)  Expenses  Expenses(8)  Waivers  Expenses(8)
 Janus Overseas Fund -
   Class R                               0.64%        0.50%        0.32%       0.01%      1.47%      0.00%      1.47%
 Janus Worldwide Fund(9) -
   Class R                               0.35%        0.50%        0.37%       0.00%      1.22%      0.00%      1.22%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (3) An exchange of Class R Shares from a Fund held for 90 days or less may be subject to the 2.00% redemption fee.

 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital. For Janus Worldwide Fund, this fee may adjust up or down monthly based on the Fund's performance relative to its benchmark index over the performance measurement period.

 (5) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (6) Since Class R Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class R Shares of the Funds expect to incur during their fiscal year. Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class R Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.


 (7) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class R Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.

--------------------------------------------------------------------------------




14  Janus Investment Fund

--------------------------------------------------------------------------------

  (8) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


  (9) Janus Worldwide Fund pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.60%. Any such adjustment to this base fee rate commenced February 2007 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                     1 Year   3 Years   5 Years   10 Years
                                                     -------------------------------------
 Janus Overseas Fund - Class R                        $ 150    $ 465     $ 803     $ 1,757
 Janus Worldwide Fund(1) - Class R                    $ 124    $ 387     $ 670     $ 1,477



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
--------------------------------------------------------------------------------




                                                         Risk/return summary  15

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio managers believe that those stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant exposure in emerging markets.

  The Funds may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Funds may also sell a holding to meet redemptions.

2. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Funds offered by this Prospectus do not emphasize investments in companies of any particular size.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in

16  Janus Investment Fund
  response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.

  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").




                                   Principal investment strategies and risks  17

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.




18  Janus Investment Fund

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


  Within the parameters of its specific investment policies, each Fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM).


  To the extent that a Fund invests a significant amount of its assets in one or more countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

3. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at



                                   Principal investment strategies and risks  19
  all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

4. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

5. HOW DO THE FUNDS TRY TO REDUCE RISK?


  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep



20  Janus Investment Fund
  program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.




                                   Principal investment strategies and risks  21

  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (35% or less of each Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis




22  Janus Investment Fund

  SHORT SALES


  Certain funds may engage in short sales. No more than 10% of a fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The funds may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a fund's losses are potentially unlimited in a short sale transaction. A fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the fund may be required to pay in connection with a short sale. Such payments may result in a fund having higher expenses than a fund that does not engage in short sales and may negatively affect the fund's performance.



  A fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the fund to similar risks. To the extent that the fund enters into short derivative positions, the fund may be exposed to risks similar to those associated with short sales, including the risk that the fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a fund's ability to fully implement a short selling strategy that could otherwise help the fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.




                                   Principal investment strategies and risks  23

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's



24  Janus Investment Fund
  portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."




                                   Principal investment strategies and risks  25

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative services fees, the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.



  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers).



26  Janus Investment Fund

  FIXED-RATE INVESTMENT ADVISORY FEE

  Janus Overseas Fund pays an investment advisory fee at a fixed rate based on the Fund's average daily net assets.


                                                                           Actual Investment
                                                      Contractual            Advisory Fee
                             Average Daily            Investment             Rate (%) (for
                              Net Assets           Advisory Fee (%)      the fiscal year ended
  Fund Name                   of the Fund            (annual rate)         October 31, 2008)
----------------------------------------------------------------------------------------------
    Janus Overseas Fund    All Asset Levels              0.64                    0.64
----------------------------------------------------------------------------------------------




  PERFORMANCE-BASED INVESTMENT ADVISORY FEE


  Janus Worldwide Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective February 2007. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if the Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.



                                                           Performance     Actual Investment
                                                            Adjusted          Advisory Fee
                                          Performance      Investment        Rate (%) (for
                            Base Fee       Hurdle vs.     Advisory Fee   the fiscal year ended
  Fund Name                 Rate (%)    Benchmark Index     Rate (%)       October 31, 2008)
----------------------------------------------------------------------------------------------
  Janus Worldwide Fund        0.60          +/-6.00%          0.54                0.54
----------------------------------------------------------------------------------------------







                                                     Management of the Funds  27

  For Janus Worldwide Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the MSCI World Index(SM).


  Only the base fee rate applied until February 2007, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for Janus Worldwide Fund.



  No Performance Adjustment is applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the




28  Janus Investment Fund
  month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.



  The application of an expense limit, if any, will have a positive effect upon the Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  For performance measurement periods prior to July 6, 2009, the Fund calculated its Performance Adjustment by comparing the performance of the initial share class against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.


  The Fund's SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.





                                                     Management of the Funds  29

  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Overseas Fund                                     0.92
  Janus Worldwide Fund(1)                                 1.00
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.





30  Janus Investment Fund

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS OVERSEAS FUND
--------------------------------------------------------------------------------
    BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of Janus Overseas Fund, which he has managed or co-managed since January
    2001. Mr. Lynn joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.

JANUS WORLDWIDE FUND
--------------------------------------------------------------------------------

    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Janus Worldwide Fund, which he has managed since April 2009. Mr. Saltiel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




                                                     Management of the Funds  31

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class R Shares are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final

32  Janus Investment Fund
  settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties



                                                           Other information  33
  to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.




34  Janus Investment Fund

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  35

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

36  Janus Investment Fund
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




                                                     Distributions and taxes  37

  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





38  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. The Shares offer the ability for payment of up to 0.50% of net assets to financial intermediaries for the provision of distribution services and, to a certain extent, shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of the plan or plan participants. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures

                                                         Shareholder's guide  39
  established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




40  Janus Investment Fund

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN


  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class R Shares (the "Class R Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and shareholder servicing of Class R Shares at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of a Fund. Under the terms of the Class R Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder services performed by such entities for their customers who are investors in the Funds.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class R Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of each Fund for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers and other financial intermediaries for providing these services to their customers who invest in the Funds.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus



                                                         Shareholder's guide  41

  Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class R Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.




42  Janus Investment Fund

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement platforms and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $2,500.




                                                         Shareholder's guide  43

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - An exchange of Shares from each Fund held for 90 days or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to "Redemption Fee."


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement platforms and other financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.




44  Janus Investment Fund

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from a Fund held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes



                                                         Shareholder's guide  45
  in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.


  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains). For intermediary-imposed same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction. However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-initiated sale of shares after the exchange. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.


  In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a



46  Janus Investment Fund
  material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.



  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase




                                                         Shareholder's guide  47
  request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.




48  Janus Investment Fund

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.




                                                         Shareholder's guide  49

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus



50  Janus Investment Fund

  Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to September 30.





                                                         Shareholder's guide  51

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Funds since Class R Shares of the Funds are new.


52  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  53

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



54  Janus Investment Fund
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  55

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




56  Janus Investment Fund

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  57

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





58  Janus Investment Fund

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



                                                Glossary of investment terms  59
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




60  Janus Investment Fund

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                   janus.com/info


                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 INTERNATIONAL & GLOBAL
                                   Janus International Equity Fund
                                   Janus International Forty Fund


                              JANUS INVESTMENT FUND
                                 CLASS S SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.


              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class S Shares (the "Shares") are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus International Equity Fund....................     2
  Janus International Forty Fund.....................     7

FEES AND EXPENSES....................................    11

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    14
  Risks..............................................    14
  Frequently asked questions about certain risks.....    16
  General portfolio policies.........................    18

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    24
  Management expenses................................    24
  Investment personnel...............................    29

OTHER INFORMATION....................................    32

DISTRIBUTIONS AND TAXES..............................    36

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    39
  Distribution and service fees......................    41
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    41
  Purchases..........................................    43
  Exchanges..........................................    44
  Redemptions........................................    45
  Redemption fee.....................................    46
  Excessive trading..................................    47
  Shareholder communications.........................    51

FINANCIAL HIGHLIGHTS.................................    52

GLOSSARY OF INVESTMENT TERMS.........................    55





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS INTERNATIONAL EQUITY FUND

  Janus International Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The Fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The Fund may, under unusual circumstances, invest all of its assets in a single country. The Fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. The portfolio manager normally seeks to limit any sector exposure and country exposure to plus or minus 10% of the respective weighting of the Fund's primary benchmark index, currently the Morgan Stanley Capital International EAFE(R) Index. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types

2   Janus Investment Fund
  of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 4.9% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue.




                                                          Risk/return summary  3

  Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of Janus Adviser International Equity Fund ("JAD predecessor fund") into Class S Shares of the Fund. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund's Class S Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund's Class S Shares, net of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.





4   Janus Investment Fund

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  JANUS INTERNATIONAL EQUITY FUND - CLASS S


   Annual returns for periods ended 12/31
                                                                                         21.45%    -45.49%
                                                                                          2007      2008

   Best Quarter:  3rd-2007 8.80%     Worst Quarter:  4th-2008 -24.07%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -3.81%.



                               Average annual total return for periods ended 12/31/08
                               ------------------------------------------------------
                                                                    Since Inception
                                                                  of Predecessor Fund
                                                        1 year         (11/28/06)
  Class S Shares
    Return Before Taxes                                -45.49%          -15.85%
    Return After Taxes on Distributions                -45.57%          -15.95%
    Return After Taxes on Distributions and
       Sale of Fund Shares(1)                          -29.35%          -13.24%
  Morgan Stanley Capital International EAFE(R)
    Index(2) (reflects no deduction for expenses,      -43.38%          -17.88%
    fees, or taxes)

                                                    ---------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.


  After-tax returns are calculated using distributions for the JAD predecessor fund's Class S Shares (formerly named Class I Shares) for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




6   Janus Investment Fund

JANUS INTERNATIONAL FORTY FUND

  Janus International Forty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS INTERNATIONAL FORTY FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The Fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




                                                          Risk/return summary  7

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 7.7% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





8   Janus Investment Fund

  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and/or semiannual report. The performance of the Fund will be compared to the Morgan Stanley Capital International ("MSCI") All Country World ex-U.S. Index(SM), which is the



                                                          Risk/return summary  9

  Fund's primary benchmark index, and the MSCI EAFE(R) Index, which is the Fund's secondary benchmark index. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. The MSCI EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.




10   Janus Investment Fund

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class S Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class S Shares of the Funds expect to incur during their fiscal year. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class S Shares do not impose sales charges when you buy or sell the Funds' Class S Shares. However, if you sell Class S Shares of a Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





                                                         Risk/return summary  11

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                         Class S
 Sales charges........................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount redeemed)........   2.00%(2)(3)
 Exchange fee.........................................................................   None(3)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                                      Short   Acquired     Total                  Net
                                         Distribution                 Sale     Fund(7)  Annual Fund           Annual Fund
                             Management     (12b-1)       Other     Dividend  Fees and   Operating   Expense   Operating
                               Fee(4)       Fees(5)    Expenses(6)  Expenses  Expenses  Expenses(8)  Waivers  Expenses(8)
 Janus International Equity
   Fund(9) -
      Class S                   0.71%        0.25%        0.51%         N/A     0.01%      1.48%      0.00%      1.48%
 Janus International Forty
   Fund(9) -
      Class S                   0.73%        0.25%        6.96%       0.00%(10) 0.00%      7.94%      6.19%      1.75%



--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
  (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
  (3) An exchange of Class S Shares from a Fund held for 90 days or less may be subject to the 2.00% redemption fee.

  (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital. For each Fund, this fee may adjust up or down monthly based on each Fund's performance relative to its respective benchmark index over the performance measurement period.

  (5) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (6) Since Class S Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class S Shares of the Funds expect to incur during their fiscal year. Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class S Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.


  (7) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class S Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.

--------------------------------------------------------------------------------




12   Janus Investment Fund

--------------------------------------------------------------------------------

  (8) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


  (9) Each Fund pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.68% for Janus International Equity Fund and 0.73% for Janus International Forty Fund. Any such adjustment to this base fee rate commenced December 2007 for Janus International Equity Fund and June 2009 for Janus International Forty Fund, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. Each Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.


 (10) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Amounts less than 0.01% are included in Other Expenses.

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                     1 Year   3 Years   5 Years   10 Years
                                                     -------------------------------------
 Janus International Equity Fund(1) - Class S         $ 151   $   468   $   808    $ 1,768
 Janus International Forty Fund(1) - Class S          $ 782   $ 2,279   $ 3,688    $ 6,865



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
--------------------------------------------------------------------------------




                                                         Risk/return summary  13

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio manager believes that those stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant exposure in emerging markets.

  The Funds may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Funds may also sell a holding to meet redemptions.

2. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Funds offered by this Prospectus do not emphasize investments in companies of any particular size.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in

14  Janus Investment Fund
  response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.

  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").




                                   Principal investment strategies and risks  15

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF JANUS INTERNATIONAL FORTY FUND AFFECT THE FUND'S RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio manager has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund. Since the Fund normally invests primarily in a core portfolio of 30-50 common stocks, this risk may be increased.

2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the



16  Janus Investment Fund
    government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

  Within the parameters of its specific investment policies, each Fund, particularly Janus International Forty Fund, may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). Janus International Equity Fund will normally limit its investments in emerging market countries to 15% of its net assets.

  To the extent that a Fund invests a significant amount of its assets in one or more countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such



                                   Principal investment strategies and risks  17
  securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

5. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

6. HOW DO THE FUNDS TRY TO REDUCE RISK?


  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and



18  Janus Investment Fund
  borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. The cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.


  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio manager. Changes are normally made in a Fund's portfolio whenever the



                                   Principal investment strategies and risks  19
  portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds




20  Janus Investment Fund

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of Janus International Equity Fund's net assets and 35% or less of Janus International Forty Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis



  SHORT SALES

  Certain funds may engage in short sales. No more than 10% of a fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The funds may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a fund's losses are potentially unlimited in a short sale transaction. A fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the fund may be required to pay in connection with a short




                                   Principal investment strategies and risks  21
  sale. Such payments may result in a fund having higher expenses than a fund that does not engage in short sales and may negatively affect the fund's performance.



  A fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the fund to similar risks. To the extent that the fund enters into short derivative positions, the fund may be exposed to risks similar to those associated with short sales, including the risk that the fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a fund's ability to fully implement a short selling strategy that could otherwise help the fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement



22  Janus Investment Fund
  security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."




                                   Principal investment strategies and risks  23

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative services fees, the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.



  The following table reflects each Fund's contractual investment advisory base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers).


  The Funds each pay an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective December 2007 for Janus International Equity Fund and June 2009 for Janus International Forty Fund.

24  Janus Investment Fund

  Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Fund's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if a Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.



                                                                   Performance     Actual Investment
                                                                    Adjusted          Advisory Fee
                                                  Performance      Investment       Rate(1) (%) (for
                                    Base Fee       Hurdle vs.     Advisory Fee   the fiscal year ended
  Fund Name                         Rate (%)    Benchmark Index     Rate (%)         July 31, 2008)
------------------------------------------------------------------------------------------------------
  Janus International Equity Fund     0.68          +/-7.00%          0.71                0.70(2)
  Janus International Forty Fund      0.73          +/-6.00%           N/A(3)             0.00(4)
------------------------------------------------------------------------------------------------------




 (1) Reflects any expense waivers in effect during the period.


 (2) In addition to other expense waivers, the actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.


 (3) Any applicable Performance Adjustment begins June 1, 2009 for the Fund.


 (4) For the fiscal period May 30, 2008 to July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers) because the Fund's fee waiver exceeded the investment advisory fee.



  For each Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases




                                                     Management of the Funds  25
  or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:

  Fund Name                               Benchmark Index
----------------------------------------------------------------------------------
  Janus International Equity Fund         MSCI EAFE(R) Index
  Janus International Forty Fund          MSCI All Country World ex-U.S. Index(SM)



  Only the base fee rate applied until December 2007 for Janus International Equity Fund and June 2009 for Janus International Forty Fund, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began December 2007 for Janus International Equity Fund and June 2009 for Janus International Forty Fund.



  No Performance Adjustment is applied unless the difference between a Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated




26  Janus Investment Fund
  monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.



  The application of an expense limit, if any, will have a positive effect upon a Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  The investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of that Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.


  The Funds' SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.





                                                     Management of the Funds  27

  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus International Equity Fund(1)                      1.25
  Janus International Forty Fund(1)                       1.25
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.





28  Janus Investment Fund

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Janus International Equity Fund, which he has co-managed or managed since inception. Mr. Saltiel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


JANUS INTERNATIONAL FORTY FUND
--------------------------------------------------------------------------------

    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Janus International Forty Fund, which he has managed since inception. Mr. Saltiel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




                                                     Management of the Funds  29

PERFORMANCE OF COMPARABLE ACCOUNTS



  JANUS INTERNATIONAL EQUITY FUND COMPARABLE ACCOUNT
  PERFORMANCE OF JANUS INTERNATIONAL EQUITY COMPOSITE

  The following chart shows the historical performance of the Janus International Equity Composite (the "Composite"), which includes a non-mutual fund account managed by Janus Capital that has an investment objective, policies, and strategies substantially similar to Janus International Equity Fund. Certain policies and strategies for this account changed in June 2004, as discussed below, and have been substantially similar to those of the Fund since that time. The presentation is intended to reflect the investment capabilities of Janus Capital, but should not be a substitute for and is not intended to reflect an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.

  The non-mutual fund account in the Composite has been co-managed or managed by Laurent Saltiel, the Fund's portfolio manager, since March 2006. Prior periods shown reflect performance under a former manager. The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is the benchmark index for the Fund and the Composite. In addition, the MSCI EAFE(R) Growth Index is a secondary benchmark index for the Composite.


  As of March 31, 2009, the Composite consisted of two advisory accounts, one of which is a mutual fund portfolio. As of this date, the total assets of the Composite were approximately $154.3 million. All accounts that have investment objectives, polices, and strategies that are substantially similar to the Fund's are included in this Composite.


  Composite performance shown reflects the deduction of advisory fees and transaction costs charged to the account in the Composite and reflects the reinvestment of dividends and other earnings. Janus International Equity Fund's fees and expenses are generally expected to be higher than those reflected in the Composite and include an advisory fee that adjusts up or down based on the performance of the Fund relative to its benchmark index. The non-mutual fund account is not subject to the fees and expenses normally paid by mutual funds. Therefore, if the non-mutual fund account in the Composite was subject to the fees and expenses payable by the Fund, performance of the Composite for the periods shown would have been lower. Effective June 30, 2004, the non-mutual fund account in the Composite became subject to certain limits relating to emerging markets investments and sector weightings, which are similar to the Fund. Had these limits been in place prior to June 30, 2004, performance may have been different.




30  Janus Investment Fund

  Additionally, the non-mutual fund account in the Composite is not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.



                                     Average annual total return for periods ended March 31, 2009
                                     ------------------------------------------------------------
                                                                                         Since
                                                                                       Inception
                                                       1 year   5 years   10 years   January 1997
  Janus International Equity Composite(1)             -44.68%     2.06%     6.21%       10.85%
  MSCI EAFE(R) Index(2)                               -46.50%    -2.18%    -0.84%        1.06%
  MSCI EAFE(R) Growth Index(3)                        -45.36%    -1.99%    -2.46%       -0.35%
                                                    ---------------------------------------------




  (1) Effective June 30, 2004, the Composite adopted limits relating to emerging markets investments and sector and country weightings that are similar to those of Janus International Equity Fund. Prior to this time, the Composite could invest without limit in emerging markets, and any country or sector. For the periods beginning June 30, 2004 and ending March 31, 2009, the average annual total return of the Composite was 1.97% and for the MSCI EAFE(R) Index and the MSCI EAFE(R) Growth Index was -6.21% and -5.03%, respectively.

  (2) The MSCI EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.
  (3) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities.




                                                     Management of the Funds  31

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  Only Class S Shares are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.



32  Janus Investment Fund

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



                                                           Other information  33
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




34  Janus Investment Fund

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  35

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

36  Janus Investment Fund
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




                                                     Distributions and taxes  37

  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





38  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.


  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or

                                                         Shareholder's guide  39
  market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made



40  Janus Investment Fund
  between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN


  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and/or shareholder servicing of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of a Fund. Under the terms of the Class S Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class S Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of each Fund for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers and other financial intermediaries for providing these services to their customers who invest in the Funds.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other



                                                         Shareholder's guide  41
  financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class S Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when



42  Janus Investment Fund
  evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class S Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or



                                                         Shareholder's guide  43
  contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - An exchange of Shares from each Fund held for 90 days or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."




44  Janus Investment Fund

  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to "Redemption Fee."


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and retirement platforms. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of



                                                         Shareholder's guide  45
  securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from a Fund held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic



46  Janus Investment Fund
  withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan;
  (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains). For intermediary-imposed same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction. However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-initiated sale of shares after the exchange. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.


  In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and



                                                         Shareholder's guide  47
  their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.



  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the




48  Janus Investment Fund
  trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the



                                                         Shareholder's guide  49
  security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings



50  Janus Investment Fund
    are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to September 30.





                                                         Shareholder's guide  51

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance for each fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.



  Janus International Equity Fund and Janus International Forty Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of Janus Adviser International Equity Fund and Janus Adviser International Forty Fund (the "predecessor funds") into each respective Fund. For Janus International Equity Fund and Janus International Forty Fund, the financial highlights shown are for the Class S Shares of the respective predecessor fund. The predecessor funds had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to September 30.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class S Shares of the Funds (assuming reinvestment of all dividends and distributions).


52  Janus Investment Fund


JANUS INTERNATIONAL EQUITY FUND - CLASS S*
                                                                          Janus Adviser International
                                                                             Equity Fund - Class S
----------------------------------------------------------------------------------------------------------
                                                                     Period ended     Year or Period ended
                                                                      January 31            July 31
                                                                        2009(1)       2008         2007(2)
                                                                      (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $11.62      $11.34         $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.02        0.03           0.08
 Net gain/(loss) on securities (both realized and unrealized)            (4.89)          --           1.26

 Total from investment operations                                        (4.87)        0.03           1.34

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                                    (0.02)      (0.01)             --
 Distributions from capital gains                                        (0.09)      (0.05)             --
 Redemption fees                                                           0.01        0.31             --

 Total distributions and other                                           (0.10)        0.25             --


 NET ASSET VALUE, END OF PERIOD                                           $6.65      $11.62         $11.34


 Total return(3)                                                       (41.85)%       2.94%         13.40%

 Net assets, end of period (in thousands)                                $2,217      $3,426           $602
 Average net assets for the period (in thousands)                        $2,443      $2,837           $565
 Ratio of gross expenses to average net assets(4)(5)(6)                   1.48%       1.54%          1.75%
 Ratio of net expenses to average net assets(4)(7)                        1.48%       1.54%          1.75%
 Ratio of net investment income/(loss) to average net assets(4)           0.72%       1.07%          1.10%
 Portfolio turnover rate(4)                                                206%         39%            57%
----------------------------------------------------------------------------------------------------------






  * Effective July 6, 2009, Class S Shares of Janus Adviser International Equity Fund (the "predecessor fund") were reorganized into Class S Shares of Janus International Equity Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Period November 28, 2006 (inception date) through July 31, 2007.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.
(6) The ratio was 11.01% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.
(7) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  53


JANUS INTERNATIONAL FORTY FUND - CLASS S*
                                                                          Janus Adviser International
                                                                              Forty Fund - Class S
-------------------------------------------------------------------------------------------------------
                                                                        Period ended       Period ended
                                                                         January 31           July 31
                                                                           2009(1)            2008(2)
                                                                         (unaudited)


 NET ASSET VALUE, BEGINNING OF PERIOD                                        $9.11             $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                                 0.02             (0.01)
 Net gain/(loss) on securities (both realized and unrealized)               (4.34)             (0.88)

 Total from investment operations                                           (4.32)             (0.89)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                           --                 --
 Distributions from capital gains                                           (0.02)                 --

 Total distributions                                                        (0.02)                 --


 NET ASSET VALUE, END OF PERIOD                                              $4.77              $9.11


 Total return(3)                                                          (47.39)%            (8.90)%

 Net assets, end of period (in thousands)                                     $120               $227
 Average net assets for the period (in thousands)                             $148               $237
 Ratio of gross expenses to average net assets(4)(5)(6)(7)                   1.78%              1.79%
 Ratio of net expenses to average net assets(4)(8)(9)                        1.76%              1.79%
 Ratio of net investment income/(loss) to average net assets(4)              0.65%            (0.62)%
 Portfolio turnover rate(4)                                                   160%                54%
-------------------------------------------------------------------------------------------------------






  * Effective July 6, 2009, Class S Shares of Janus Adviser International Forty Fund (the "predecessor fund") were reorganized into Class S Shares of Janus International Forty Fund. The predecessor fund had a fiscal year end of July
    31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to September 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Period May 30, 2008 (inception date) through July 31, 2008.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 7.90% in 2009 (unaudited) and 50.69% in 2008 before waiver of certain fees and expense offsets incurred by the Fund.


(7) The expense ratio includes dividends on short positions. The ratio would be 1.75% in 2008, without the inclusion of dividends on short positions. The effect of short sale dividend expenses to the ratio in 2009 was less than 0.01%


(8) The expense ratio includes dividends on short positions. The ratio would be 1.75% in 2009 (unaudited) and 1.75% in 2008, without the inclusion of dividends on short positions.


(9) The expense ratio reflects expenses after any expense offset arrangements.





54  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  55

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



56  Janus Investment Fund
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  57

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




58  Janus Investment Fund

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  59

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





60  Janus Investment Fund

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



                                                Glossary of investment terms  61
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




62  Janus Investment Fund

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           You can make inquiries and request other information,
           including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)


                   janus.com/info


                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687

            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 INTERNATIONAL & GLOBAL
                                   Janus Global Life Sciences Fund
                                   Janus Global Opportunities Fund
                                   Janus Global Research Fund
                                   Janus Global Technology Fund
                                   Janus Overseas Fund
                                   Janus Worldwide Fund


                              JANUS INVESTMENT FUND
                                 CLASS S SHARES

                                   Prospectus




    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes six portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.


              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class S Shares (the "Shares") are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Global Life Sciences Fund....................     2
  Janus Global Opportunities Fund....................     8
  Janus Global Research Fund.........................    13
  Janus Global Technology Fund.......................    18
  Janus Overseas Fund................................    24
  Janus Worldwide Fund...............................    30

FEES AND EXPENSES....................................    36

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    39
  Risks..............................................    40
  Frequently asked questions about certain risks.....    42
  General portfolio policies.........................    45

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    50
  Management expenses................................    50
  Investment personnel...............................    55

OTHER INFORMATION....................................    57

DISTRIBUTIONS AND TAXES..............................    61

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    64
  Distribution and service fees......................    66
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    66
  Purchases..........................................    68
  Exchanges..........................................    69
  Redemptions........................................    70
  Redemption fee.....................................    71
  Excessive trading..................................    72
  Shareholder communications.........................    76

FINANCIAL HIGHLIGHTS.................................    77

GLOSSARY OF INVESTMENT TERMS.........................    78





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS GLOBAL LIFE SCIENCES FUND

  Janus Global Life Sciences Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


  Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities. As a fundamental policy, the Fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable

2  Janus Investment Fund
  to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 4.8% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a




                                                          Risk/return summary  3
  decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  CONCENTRATION RISK. The Fund focuses its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund's NAV. The Fund's returns may be more volatile than those of a less concentrated portfolio.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.




4  Janus Investment Fund

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  JANUS GLOBAL LIFE SCIENCES FUND - CLASS S


   Annual returns for periods ended 12/31
         60.90%    32.91%    -18.39%   -30.40%   27.18%    14.72%    11.02%    -2.26%    22.28%    -28.84%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 31.32%     Worst Quarter:  1st-2001 -26.39%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -4.46%.



                                                Average annual total return for periods ended 12/31/08
                                                ------------------------------------------------------
                                                                                       Since Inception
                                                      1 year    5 years    10 years       (12/31/98)
  Class S Shares
    Return Before Taxes                              -28.84%      1.61%      5.28%           5.28%
    Return After Taxes on Distributions              -28.85%      1.61%      5.28%           5.28%
    Return After Taxes on Distributions and Sale
       of Fund Shares(1)                             -18.72%      1.38%      4.63%           4.63%
  S&P 500(R) Index(2) (reflects no deduction for     -37.00%     -2.19%     -1.38%          -1.38%
    expenses, fees, or taxes)
  Morgan Stanley Capital International World
    Health Care Index(3) (reflects no deduction      -21.50%      0.82%      0.06%           0.06%
    for expenses, fees, or taxes)
                                                  ----------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Morgan Stanley Capital International ("MSCI") World Health Care Index is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.


  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.





6  Janus Investment Fund

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  7

JANUS GLOBAL OPPORTUNITIES FUND

  Janus Global Opportunities Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.


  The portfolio manager emphasizes investments in companies with an attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated



8  Janus Investment Fund
  with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, the Fund did not hold investments in emerging markets.


  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.



  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and




                                                          Risk/return summary  9
  the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated



10  Janus Investment Fund
  with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  11

  JANUS GLOBAL OPPORTUNITIES FUND - CLASS S


   Annual returns for periods ended 12/31
                                       -16.22%   37.92%    14.85%     3.51%    10.79%    11.74%    -37.98%
                                        2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  2nd-2003 22.10%     Worst Quarter:  3rd-2002 -21.40%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -10.97%.



                                             Average annual total return for periods ended 12/31/08
                                             ------------------------------------------------------
                                                                                    Since Inception
                                                                1 year    5 years      (6/29/01)
  Class S Shares
    Return Before Taxes                                        -37.98%     -1.81%         1.66%
    Return After Taxes on Distributions                        -38.63%     -2.63%         1.08%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                               -23.89%     -1.34%         1.56%
  Morgan Stanley Capital International World Index(SM)(2)      -40.71%     -0.51%        -0.45%
    (reflects no deduction for expenses, fees, or taxes)


                                                         ------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.


  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




12  Janus Investment Fund

JANUS GLOBAL RESEARCH FUND

  Janus Global Research Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The Fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  Janus Capital's equity research analysts (the "Research Team") select investments for the Fund which represent their high-conviction investment ideas in all market capitalizations, styles, and geographies. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.

  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment's fundamental characteristics



                                                         Risk/return summary  13
  deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 4.3% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in



14  Janus Investment Fund
  which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities. The Fund compares and broadly matches its sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short




                                                         Risk/return summary  15
  derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





16  Janus Investment Fund

  JANUS GLOBAL RESEARCH FUND - CLASS S


   Annual returns for periods ended 12/31
                                                                               18.17%    26.39%    -45.63%
                                                                                2006      2007      2008

   Best Quarter:  1st-2006 9.01%     Worst Quarter:  4th-2008 -24.95%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -4.77%.



                                            Average annual total return for periods ended 12/31/08
                                            ------------------------------------------------------
                                                                                   Since Inception
                                                                          1 year      (2/25/05)
  Class S Shares
    Return Before Taxes                                                  -45.63%        -1.02%
    Return After Taxes on Distributions                                  -45.68%        -1.90%
    Return After Taxes on Distributions and Sale of Fund Shares(1)       -29.60%        -1.02%
  Morgan Stanley Capital International World Growth Index(2)             -41.13%        -4.08%
    (reflects no deduction for expenses, fees, or taxes)
  Russell 1000(R) Index(3)                                               -37.60%        -5.41%
    (reflects no deduction for expenses, fees, or taxes)


                                                                   -------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Morgan Stanley Capital International ("MSCI") World Growth Index measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.
  (3) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index.


  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  17

JANUS GLOBAL TECHNOLOGY FUND

  Janus Global Technology Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

  - companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and
  - companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

  The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.




18  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 0.9% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a




                                                         Risk/return summary  19
  decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  INDUSTRY RISK. Although the Fund does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.




20  Janus Investment Fund

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  21

  JANUS GLOBAL TECHNOLOGY FUND - CLASS S


   Annual returns for periods ended 12/31
         210.78%   -34.00%   -40.15%   -41.28%   47.13%     1.05%    11.14%     7.79%    21.75%    -43.30%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 73.86%     Worst Quarter:  3rd-2001 -36.38%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -0.11%.



                                                 Average annual total return for periods ended 12/31/08
                                                 ------------------------------------------------------
                                                                                        Since Inception
                                                         1 year    5 years   10 years      (12/31/98)
  Class S Shares
    Return Before Taxes                                 -43.30%     -3.53%    -1.20%         -1.20%
    Return After Taxes on Distributions                 -43.30%     -3.54%    -1.29%         -1.29%
    Return After Taxes on Distributions and Sale
       of Fund Shares(1)                                -28.14%     -2.96%    -1.02%         -1.02%
  S&P 500(R) Index(2) (reflects no deduction for        -37.00%     -2.19%    -1.38%         -1.38%
    expenses, fees, or taxes)
  Morgan Stanley Capital International World
    Information Technology Index(3) (reflects no        -43.87%     -5.38%    -5.52%         -5.52%
    deduction for expenses, fees, or taxes)
                                                  -----------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Morgan Stanley Capital International ("MSCI") World Information Technology Index is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.


  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ



22  Janus Investment Fund
  from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  23

JANUS OVERSEAS FUND

  Janus Overseas Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS OVERSEAS FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




24  Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 24.9% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





                                                         Risk/return summary  25

  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.




26  Janus Investment Fund

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  27

  JANUS OVERSEAS FUND - CLASS S




   Annual returns for periods ended 12/31
         85.65%    -18.92%   -23.31%   -24.19%   36.57%    18.28%    31.93%    46.74%    27.42%    -52.86%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 60.61%     Worst Quarter:  4th-2008 -27.94%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was 3.69%.



                                                      Average annual total return for periods ended 12/31/08
                                                      ------------------------------------------------------
                                                                                             Since Inception
                                                            1 year    5 years    10 years        (5/2/94)
  Class S Shares
    Return Before Taxes                                    -52.86%     6.58%       5.10%          9.02%
    Return After Taxes on Distributions                    -53.15%     6.02%       4.47%          8.38%
    Return After Taxes on Distributions and
       Sale of Fund Shares(1)                              -33.78%     5.96%       4.45%          8.01%
  Morgan Stanley Capital International All
    Country World ex-U.S. Index(SM)(2) (reflects no        -45.53%     2.56%       1.90%            N/A
    deduction for expenses, fees, or taxes)
  Morgan Stanley Capital International EAFE(R) Index(3)    -43.38%     1.66%       0.80%          3.07%
    (reflects no deduction for expenses,
    fees, or taxes)

                                                         ---------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) Effective December 22, 2008, the Fund changed its primary benchmark index from the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index to the MSCI All Country World ex-U.S. Index(SM). Janus Capital believes that the new primary benchmark index provides a more appropriate representation of the Fund's investments. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.


  (3) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.




28  Janus Investment Fund

  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  29

JANUS WORLDWIDE FUND

  Janus Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




30  Janus Investment Fund

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 6.3% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





                                                         Risk/return summary  31

  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume



32  Janus Investment Fund
  reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  33

  JANUS WORLDWIDE FUND - CLASS S


   Annual returns for periods ended 12/31
         64.05%    -17.17%   -23.02%   -26.26%   24.08%     5.30%     5.47%    17.61%     8.99%    -45.15%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 42.08%     Worst Quarter:  4th-2008 -23.27%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -7.40%.



                                                   Average annual total return for periods ended 12/31/08
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                          1 year    5 years   10 years       (5/15/91)
  Class S Shares
    Return Before Taxes                                  -45.15%     -4.83%    -2.87%          6.67%
    Return After Taxes on Distributions                  -45.26%     -4.94%    -3.21%          5.93%
    Return After Taxes on Distributions and Sale
       of Fund Shares(1)                                 -29.20%     -3.97%    -2.30%          5.73%
  Morgan Stanley Capital International World
    Index(SM)(2) (reflects no deduction for expenses,    -40.71%     -0.51%    -0.64%          5.13%
    fees, or taxes)
  Morgan Stanley Capital International All Country
    World Index(SM)(3) (reflects no deduction for        -42.20%     -0.06%    -0.20%            N/A
    expenses, fees, or taxes)

                                                       --------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.
  (3) The Morgan Stanley Capital International ("MSCI") All Country World Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.


  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.





34  Janus Investment Fund

  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  35

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class S Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class S Shares of the Funds expect to incur during their fiscal year. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class S Shares do not impose sales charges when you buy or sell the Funds' Class S Shares. However, if you sell Class S Shares of a Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





36  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                         Class S
 Sales charges........................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount redeemed)........   2.00%(2)(3)
 Exchange fee.........................................................................   None(3)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                                              Short   Acquired  Total Annual            Net Annual
                                                 Distribution                 Sale     Fund(7)      Fund                   Fund
                                     Management     (12b-1)       Other     Dividend  Fees and    Operating   Expense   Operating
                                       Fee(4)       Fees(5)    Expenses(6)  Expenses  Expenses   Expenses(8)  Waivers  Expenses(8)
 Janus Global Life Sciences Fund -
   Class S                              0.64%        0.25%        0.42%         N/A     0.00%       1.31%        N/A      1.31%
 Janus Global Opportunities Fund -
   Class S                              0.64%        0.25%        0.81%         N/A     0.00%       1.70%        N/A      1.70%
 Janus Global Research Fund(9) -
   Class S                              0.76%        0.25%        0.72%         N/A     0.00%       1.73%      0.11%      1.62%
 Janus Global Technology Fund -
   Class S                              0.64%        0.25%        0.52%       0.00%(10) 0.00%       1.41%        N/A      1.41%
 Janus Overseas Fund -
   Class S                              0.64%        0.25%        0.32%         N/A     0.01%       1.22%      0.00%      1.22%
 Janus Worldwide Fund(9) -
   Class S                              0.35%        0.25%        0.37%         N/A     0.00%       0.97%      0.00%      0.97%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (3) An exchange of Class S Shares from a Fund held for 90 days or less may be subject to the 2.00% redemption fee.

 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital. For Janus Global Research Fund and Janus Worldwide Fund, this fee may adjust up or down monthly based on each Fund's performance relative to its respective benchmark index over the performance measurement period.

 (5) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (6) Since Class S Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class S Shares of the Funds expect to incur during their fiscal year. Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class S Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.


 (7) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class S Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.

--------------------------------------------------------------------------------




                                                         Risk/return summary  37

--------------------------------------------------------------------------------

  (8) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Funds' total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


  (9) Janus Global Research Fund and Janus Worldwide Fund each pay an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64% for Janus Global Research Fund and 0.60% for Janus Worldwide Fund. Any such adjustment to this base fee rate commenced January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. Each Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

 (10) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Amounts less than 0.01% are included in Other Expenses.
--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                     1 Year   3 Years   5 Years   10 Years
                                                     -------------------------------------
 Janus Global Life Sciences Fund - Class S            $ 133    $ 415     $ 718     $ 1,579
 Janus Global Opportunities Fund - Class S            $ 173    $ 536     $ 923     $ 2,009
 Janus Global Research Fund(1) - Class S              $ 176    $ 545     $ 939     $ 2,041
 Janus Global Technology Fund - Class S               $ 144    $ 446     $ 771     $ 1,691
 Janus Overseas Fund - Class S                        $ 124    $ 387     $ 670     $ 1,477
 Janus Worldwide Fund(1) - Class S                    $  99    $ 309     $ 536     $ 1,190



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
--------------------------------------------------------------------------------




38  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio managers and/or investment personnel believe that those stocks will appreciate in value. The portfolio managers and/or investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant exposure in emerging markets.

  The Funds may sell a holding if, among other things, the security reaches the portfolio managers' and/or investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.



  JANUS GLOBAL OPPORTUNITIES emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


2. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share

                                   Principal investment strategies and risks  39
  of the company's stock by the total number of its shares outstanding. The Funds offered by this Prospectus do not emphasize investments in companies of any particular size.

3. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO JANUS GLOBAL LIFE SCIENCES FUND?

  Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes have growth potential primarily as a result of particular products, technology, patents, or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development, and health care facilities ownership and operation.


4. HOW DOES THE PORTFOLIO MANAGER FOR JANUS GLOBAL OPPORTUNITIES FUND DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?


  A company may be undervalued when, in the opinion of the portfolio manager, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

5. WHAT IS JANUS GLOBAL TECHNOLOGY FUND'S INDUSTRY POLICY?

  Janus Global Technology Fund will not concentrate its investments in any particular industry or group of related industries. As a result, the portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Fund may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general



40  Janus Investment Fund
  market and/or economic conditions. If this occurs, a Fund's share price may also decrease.

  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. Janus Global Life Sciences Fund's and Janus Global Technology Fund's performance may also be affected by industry risk to a greater extent than the other Funds.

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").




                                   Principal investment strategies and risks  41

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF JANUS GLOBAL OPPORTUNITIES FUND AFFECT THE FUND'S RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio manager has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund.

2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.




42  Janus Investment Fund

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


  Within the parameters of its specific investment policies, each Fund, particularly Janus Global Research Fund, Janus Overseas Fund, and Janus Worldwide Fund, may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM).


  To the extent that a Fund invests a significant amount of its assets in one or more countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.




                                   Principal investment strategies and risks  43

4. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

5. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

  Janus Global Life Sciences Fund invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, the Fund may be more volatile than a less concentrated portfolio.

6. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates.



44  Janus Investment Fund

  The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers and/or investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation



                                   Principal investment strategies and risks  45
  of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Fund's portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other



46  Janus Investment Fund
  investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (35% or less of each Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis



  SHORT SALES

  Certain funds may engage in short sales. No more than 10% of a fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The funds may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same




                                   Principal investment strategies and risks  47
  security also want to close out their positions, it is more likely that a fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a fund's losses are potentially unlimited in a short sale transaction. A fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the fund may be required to pay in connection with a short sale. Such payments may result in a fund having higher expenses than a fund that does not engage in short sales and may negatively affect the fund's performance.



  A fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the fund to similar risks. To the extent that the fund enters into short derivative positions, the fund may be exposed to risks similar to those associated with short sales, including the risk that the fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a fund's ability to fully implement a short selling strategy that could otherwise help the fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of



48  Janus Investment Fund
  its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."




                                   Principal investment strategies and risks  49

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative services fees, the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.



  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).



50  Janus Investment Fund

  FIXED-RATE INVESTMENT ADVISORY FEE


  The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.



                                                                              Actual Investment
                                                            Contractual          Advisory Fee
                                       Average Daily        Investment          Rate (%) (for
                                        Net Assets       Advisory Fee (%)   the fiscal year ended
  Fund Name                             of the Fund        (annual rate)      October 31, 2008)
-------------------------------------------------------------------------------------------------
  Janus Global Life Sciences Fund    All Asset Levels          0.64                  0.64
  Janus Global Opportunities Fund    All Asset Levels          0.64                  0.64
  Janus Global Technology Fund       All Asset Levels          0.64                  0.64
  Janus Overseas Fund                All Asset Levels          0.64                  0.64
-------------------------------------------------------------------------------------------------





  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  Janus Global Research Fund and Janus Worldwide Fund each pay an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Fund's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if a Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.






                                                     Management of the Funds  51

                                                          Performance     Actual Investment
                                                           Adjusted          Advisory Fee
                                         Performance      Investment        Rate (%) (for
                           Base Fee       Hurdle vs.     Advisory Fee   the fiscal year ended
  Fund Name                Rate (%)    Benchmark Index     Rate (%)       October 31, 2008)
---------------------------------------------------------------------------------------------
  Janus Global Research
     Fund                    0.64          +/-6.00%          0.73                0.73(1)
  Janus Worldwide Fund       0.60          +/-6.00%          0.54                0.54
---------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.





  For Janus Global Research Fund and Janus Worldwide Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:


  Fund Name                                   Benchmark Index
------------------------------------------------------------------------
  Janus Global Research Fund                  MSCI World Growth Index(1)
  Janus Worldwide Fund                        MSCI World Index(SM)
------------------------------------------------------------------------


  (1) Effective January 1, 2007, Janus Global Research Fund's benchmark index changed from the Russell 1000(R) Index to the MSCI World Growth Index for purposes of measuring the Fund's performance and calculating the performance adjustment. Details regarding the implementation of the new benchmark index are contained in the Statement of Additional Information.

  Only the base fee rate applied until January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund.





52  Janus Investment Fund

  No Performance Adjustment is applied unless the difference between a Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.



  The application of an expense limit, if any, will have a positive effect upon a Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  For performance measurement periods prior to July 6, 2009, a Fund calculated its Performance Adjustment by comparing the performance of the initial share class against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of that Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.





                                                     Management of the Funds  53

  The Funds' SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Global Research Fund(1)                           1.00
  Janus Overseas Fund                                     0.92
  Janus Worldwide Fund(1)                                 1.00
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.





54  Janus Investment Fund

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS GLOBAL LIFE SCIENCES FUND
--------------------------------------------------------------------------------
    ANDREW ACKER, CFA, is Executive Vice President and Portfolio Manager of Janus Global Life Sciences Fund, which he has managed since May 2007. Mr. Acker is also Portfolio Manager of other Janus accounts and performs duties as a research analyst. He joined Janus Capital in 1999 as a securities analyst. Mr. Acker holds a Bachelor of Science degree (magna cum laude) in Biochemical Sciences from Harvard College where he was a member of Phi Beta Kappa. He also holds a Master's degree in Business Administration with honors from Harvard Business School. Mr. Acker holds the Chartered Financial Analyst designation.

JANUS GLOBAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------
    GREGORY R. KOLB, CFA, is Executive Vice President and Portfolio Manager of Janus Global Opportunities Fund, which he has co-managed or managed since May 2005. He is also Portfolio Manager of other Janus accounts. Mr. Kolb joined Janus Capital in 2001 as an equity research analyst. He holds a Bachelor's degree in Business Administration from Miami University (of
    Ohio) where he graduated magna cum laude with honors. Mr. Kolb holds the Chartered Financial Analyst designation.

JANUS GLOBAL RESEARCH FUND
--------------------------------------------------------------------------------
    The Research Team (Janus Capital's equity research analysts) selects investments for Janus Global Research Fund, and has done so since inception.

    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Fund. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.





                                                     Management of the Funds  55

JANUS GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
    BURTON H. WILSON is Executive Vice President and Portfolio Manager of
    Janus Global Technology Fund, which he has managed or co-managed since February 2006. He is also Portfolio Manager of other Janus accounts and performs duties as an equity research analyst, focusing primarily on technology companies. Mr. Wilson joined Janus Capital in 2005 as a research analyst. Prior to joining Janus Capital, he was a research analyst at Lincoln Equity Management from 2000 to 2004. Mr. Wilson holds a Bachelor of Arts degree in Mathematics from the University of Virginia, a Law degree from the University of Virginia School of Law, and a Master's degree in Business Administration from the University of California at Berkeley's Haas School of Business.

JANUS OVERSEAS FUND
--------------------------------------------------------------------------------
    BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of Janus Overseas Fund, which he has managed or co-managed since January
    2001. Mr. Lynn joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.

JANUS WORLDWIDE FUND
--------------------------------------------------------------------------------

    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Janus Worldwide Fund, which he has managed since April 2009. Mr. Saltiel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers and/or investment personnel is included in the SAI.




56  Janus Investment Fund

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  Only Class S Shares are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.



                                                           Other information  57

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



58  Janus Investment Fund
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




                                                           Other information  59

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




60  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  61
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




62  Janus Investment Fund

  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





                                                     Distributions and taxes  63

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.


  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or

64  Janus Investment Fund
  market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made



                                                         Shareholder's guide  65
  between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN


  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and/or shareholder servicing of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of a Fund. Under the terms of the Class S Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class S Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of each Fund for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers and other financial intermediaries for providing these services to their customers who invest in the Funds.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other



66  Janus Investment Fund
  financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class S Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when



                                                         Shareholder's guide  67
  evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class S Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or



68  Janus Investment Fund
  contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - An exchange of Shares from each Fund held for 90 days or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."




                                                         Shareholder's guide  69

  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to "Redemption Fee."


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and retirement platforms. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of



70  Janus Investment Fund
  securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from a Fund held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic



                                                         Shareholder's guide  71
  withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan;
  (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains). For intermediary-imposed same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction. However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-initiated sale of shares after the exchange. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.


  In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and



72  Janus Investment Fund
  their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.



  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the




                                                         Shareholder's guide  73
  trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the



74  Janus Investment Fund
  security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings



                                                         Shareholder's guide  75
    are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to September 30.





76  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Funds since Class S Shares of the Funds are new.


                                                        Financial highlights  77

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


78  Janus Investment Fund

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  79
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




80  Janus Investment Fund

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  81

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



82  Janus Investment Fund

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





                                                Glossary of investment terms  83

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



84  Janus Investment Fund
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  85

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                   janus.com/info


                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 INTERNATIONAL & GLOBAL
                                   Janus International Equity Fund
                                   Janus International Forty Fund



                              JANUS INVESTMENT FUND
                                 CLASS T SHARES

                                   Prospectus





    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.


              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class T Shares (the "Shares") are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus International Equity Fund....................     2
  Janus International Forty Fund.....................     7

FEES AND EXPENSES....................................    11

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    14
  Risks..............................................    14
  Frequently asked questions about certain risks.....    16
  General portfolio policies.........................    18

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    24
  Management expenses................................    24
  Investment personnel...............................    29

OTHER INFORMATION....................................    32

DISTRIBUTIONS AND TAXES..............................    36

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    39
  Administrative fees................................    41
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    41
  Purchases..........................................    42
  Exchanges..........................................    43
  Redemptions........................................    44
  Redemption fee.....................................    45
  Excessive trading..................................    47
  Shareholder communications.........................    51

FINANCIAL HIGHLIGHTS.................................    52

GLOSSARY OF INVESTMENT TERMS.........................    53





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS INTERNATIONAL EQUITY FUND

  Janus International Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The Fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The Fund may, under unusual circumstances, invest all of its assets in a single country. The Fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. The portfolio manager normally seeks to limit any sector exposure and country exposure to plus or minus 10% of the respective weighting of the Fund's primary benchmark index, currently the Morgan Stanley Capital International EAFE(R) Index. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types

2   Janus Investment Fund
  of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 4.9% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue.




                                                          Risk/return summary  3

  Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Janus Adviser International Equity Fund ("JAD predecessor fund") into the Fund. The performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund's Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.





4   Janus Investment Fund

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  JANUS INTERNATIONAL EQUITY FUND - CLASS T


   Annual returns for periods ended 12/31
                                                                                         22.09%    -46.06%
                                                                                          2007      2008

   Best Quarter:  3rd-2007 9.01%     Worst Quarter:  3rd-2008 -24.29%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -3.87%.



                               Average annual total return for periods ended 12/31/08
                               ------------------------------------------------------
                                                                    Since Inception
                                                                  of Predecessor Fund
                                                        1 year         (11/28/06)
  Class T Shares
    Return Before Taxes                                -46.06%          -16.07%
    Return After Taxes on Distributions                -46.19%          -16.25%
    Return After Taxes on Distributions and
       Sale of Fund Shares(1)                          -29.66%          -13.42%
  Morgan Stanley Capital International EAFE(R)
    Index(2) (reflects no deduction for expenses,      -43.38%          -17.88%
    fees, or taxes)

                                                    ---------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.


  After-tax returns are calculated using distributions for the JAD predecessor fund's Class I Shares for the periods prior to July 6, 2009. If Class T Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




6   Janus Investment Fund

JANUS INTERNATIONAL FORTY FUND

  Janus International Forty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS INTERNATIONAL FORTY FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The Fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.




                                                          Risk/return summary  7

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of April 30, 2009, approximately 7.7% of the Fund's investments were in emerging markets.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





8   Janus Investment Fund

  GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and/or semiannual report. The performance of the Fund will be compared to the Morgan Stanley Capital International ("MSCI") All Country World ex-U.S. Index(SM), which is the



                                                          Risk/return summary  9

  Fund's primary benchmark index, and the MSCI EAFE(R) Index, which is the Fund's secondary benchmark index. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. The MSCI EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.




10   Janus Investment Fund

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class T Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class T Shares of the Funds expect to incur during their fiscal year. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class T Shares do not impose sales charges when you buy or sell the Funds' Class T Shares. However, if you sell Class T Shares of a Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





                                                         Risk/return summary  11

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                         Class T
 Sales charges........................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount redeemed)........   2.00%(2)(3)
 Exchange fee.........................................................................   None(3)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                        Short   Acquired     Total                  Net
                                                        Sale     Fund(6)  Annual Fund           Annual Fund
                             Management     Other     Dividend  Fees and   Operating   Expense   Operating
                               Fee(4)    Expenses(5)  Expenses  Expenses  Expenses(7)  Waivers  Expenses(7)
 Janus International Equity
   Fund(8) - Class T            0.71%       0.51%         N/A     0.01%      1.23%      0.00%      1.23%
 Janus International Forty
   Fund(8) - Class T            0.73%       7.19%       0.00%(9)  0.00%      7.92%      6.42%      1.50%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (3) An exchange of Class T Shares from a Fund held for 90 days or less may be subject to the 2.00% redemption fee.

 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital. For each Fund, this fee may adjust up or down monthly based on each Fund's performance relative to its respective benchmark index over the performance measurement period.


 (5) Since Class T Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class T Shares of the Funds expect to incur during their fiscal year. Included in Other Expenses is an administrative fee of 0.25% of the average daily net assets of Class T Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, or other shareholder services provided on behalf of shareholders of the Funds.


 (6) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class T Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.


 (7) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, administrative fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------




12   Janus Investment Fund

--------------------------------------------------------------------------------

 (8) Each Fund pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.68% for Janus International Equity Fund and 0.73% for Janus International Forty Fund. Any such adjustment to this base fee rate commenced December 2007 for Janus International Equity Fund and June 2009 for Janus International Forty Fund and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. Each Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.


 (9) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Amounts less than 0.01% are included in Other Expenses.

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                     1 Year   3 Years   5 Years   10 Years
                                                     -------------------------------------
 Janus International Equity Fund(1) - Class T         $ 125   $   390   $   676    $ 1,489
 Janus International Forty Fund(1) - Class T          $ 780   $ 2,274   $ 3,681    $ 6,855



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
--------------------------------------------------------------------------------



                                                         Risk/return summary  13

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio manager believes that those stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant exposure in emerging markets.

  The Funds may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Funds may also sell a holding to meet redemptions.

2. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Funds offered by this Prospectus do not emphasize investments in companies of any particular size.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in

14  Janus Investment Fund
  response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.

  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").




                                   Principal investment strategies and risks  15

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF JANUS INTERNATIONAL FORTY FUND AFFECT THE FUND'S RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio manager has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund. Since the Fund normally invests primarily in a core portfolio of 30-50 common stocks, this risk may be increased.

2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the



16  Janus Investment Fund
    government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

  Within the parameters of its specific investment policies, each Fund, particularly Janus International Forty Fund, may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). Janus International Equity Fund will normally limit its investments in emerging market countries to 15% of its net assets.

  To the extent that a Fund invests a significant amount of its assets in one or more countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such



                                   Principal investment strategies and risks  17
  securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

5. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

6. HOW DO THE FUNDS TRY TO REDUCE RISK?


  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and



18  Janus Investment Fund
  borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. The cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.


  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio manager. Changes are normally made in a Fund's portfolio whenever the



                                   Principal investment strategies and risks  19
  portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities




20  Janus Investment Fund

  - high-yield/high-risk bonds (20% or less of Janus International Equity Fund's net assets and 35% or less of Janus International Forty Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis



  SHORT SALES

  Certain funds may engage in short sales. No more than 10% of a fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The funds may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a fund's losses are potentially unlimited in a short sale transaction. A fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the fund may be required to pay in connection with a short sale. Such payments may result in a fund having higher expenses than a fund




                                   Principal investment strategies and risks  21
  that does not engage in short sales and may negatively affect the fund's performance.



  A fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the fund to similar risks. To the extent that the fund enters into short derivative positions, the fund may be exposed to risks similar to those associated with short sales, including the risk that the fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a fund's ability to fully implement a short selling strategy that could otherwise help the fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement



22  Janus Investment Fund
  security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."




                                   Principal investment strategies and risks  23

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES




  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative fees, any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.



  The following table reflects each Fund's contractual investment advisory base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers).


  The Funds each pay an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective December 2007 for Janus International Equity Fund and June 2009 for Janus International Forty Fund. Until such time, only the base fee rate shown below applies. The third column

24  Janus Investment Fund
  shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Fund's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if a Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.



                                                                     Performance     Actual Investment
                                                                      Adjusted          Advisory Fee
                                                    Performance      Investment       Rate(1) (%) (for
                                      Base Fee       Hurdle vs.     Advisory Fee   the fiscal year ended
  Fund Name                           Rate (%)    Benchmark Index     Rate (%)         July 31, 2008)
--------------------------------------------------------------------------------------------------------
  Janus International Equity Fund       0.68          +/-7.00%          0.71                0.70(2)
  Janus International Forty Fund        0.73          +/-6.00%           N/A(3)             0.00(4)
--------------------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) In addition to other expense waivers, the actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.


  (3) Any applicable Performance Adjustment begins June 1, 2009 for the Fund.


  (4) For the fiscal period May 30, 2008 to July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers) because the Fund's fee waiver exceeded the investment advisory fee.



  For each Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:


  Fund Name                          Benchmark Index
-----------------------------------------------------------------------------
  Janus International Equity Fund    MSCI EAFE(R) Index
  Janus International Forty Fund     MSCI All Country World ex-U.S. Index(SM)







                                                     Management of the Funds  25

  Only the base fee rate applied until December 2007 for Janus International Equity Fund and June 2009 for Janus International Forty Fund, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by each Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began December 2007 for Janus International Equity Fund and June 2009 for Janus International Forty Fund.



  No Performance Adjustment is applied unless the difference between a Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.





26  Janus Investment Fund

  The application of an expense limit, if any, will have a positive effect upon a Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  The investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of that Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.


  The Funds' SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.





                                                     Management of the Funds  27

  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, administrative fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus International Equity Fund(1)                      1.25
  Janus International Forty Fund(1)                       1.25
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.





28  Janus Investment Fund

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Janus International Equity Fund, which he has co-managed or managed since inception. Mr. Saltiel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


JANUS INTERNATIONAL FORTY FUND
--------------------------------------------------------------------------------

    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Janus International Forty Fund, which he has managed since inception. Mr. Saltiel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




                                                     Management of the Funds  29

PERFORMANCE OF COMPARABLE ACCOUNTS



  JANUS INTERNATIONAL EQUITY FUND COMPARABLE ACCOUNT
  PERFORMANCE OF JANUS INTERNATIONAL EQUITY COMPOSITE

  The following chart shows the historical performance of the Janus International Equity Composite (the "Composite"), which includes a non-mutual fund account managed by Janus Capital that has an investment objective, policies, and strategies substantially similar to Janus International Equity Fund. Certain policies and strategies for this account changed in June 2004, as discussed below, and have been substantially similar to those of the Fund since that time. The presentation is intended to reflect the investment capabilities of Janus Capital, but should not be a substitute for and is not intended to reflect an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.

  The non-mutual fund account in the Composite has been co-managed or managed by Laurent Saltiel, the Fund's portfolio manager, since March 2006. Prior periods shown reflect performance under a former manager. The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is the benchmark index for the Fund and the Composite. In addition, the MSCI EAFE(R) Growth Index is a secondary benchmark index for the Composite.


  As of March 31, 2009, the Composite consisted of two advisory accounts, one of which is a mutual fund portfolio. As of this date, the total assets of the Composite were approximately $154.3 million. All accounts that have investment objectives, polices, and strategies that are substantially similar to the Fund's are included in this Composite.


  Composite performance shown reflects the deduction of advisory fees and transaction costs charged to the account in the Composite and reflects the reinvestment of dividends and other earnings. Janus International Equity Fund's fees and expenses are generally expected to be higher than those reflected in the Composite and include an advisory fee that adjusts up or down based on the performance of the Fund relative to its benchmark index. The non-mutual fund account is not subject to the fees and expenses normally paid by mutual funds. Therefore, if the non-mutual fund account in the Composite was subject to the fees and expenses payable by the Fund, performance of the Composite for the periods shown would have been lower. Effective June 30, 2004, the non-mutual fund account in the Composite became subject to certain limits relating to emerging markets investments and sector weightings, which are similar to the Fund. Had these limits been in place prior to June 30, 2004, performance may have been different.





30  Janus Investment Fund

  Additionally, the non-mutual fund account in the Composite is not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.




                                     Average annual total return for periods ended March 31, 2009
                                     ------------------------------------------------------------
                                                                                         Since
                                                                                       Inception
                                                       1 year   5 years   10 years   January 1997
  Janus International Equity Composite(1)             -44.68%     2.06%     6.21%       10.85%
  MSCI EAFE(R) Index(2)                               -46.50%    -2.18%    -0.84%        1.06%
  MSCI EAFE(R) Growth Index(3)                        -45.36%    -1.99%    -2.46%       -0.35%
                                                    ---------------------------------------------




  (1) Effective June 30, 2004, the Composite adopted limits relating to emerging markets investments and sector and country weightings that are similar to those of Janus International Equity Fund. Prior to this time, the Composite could invest without limit in emerging markets, and any country or sector. For the periods beginning June 30, 2004 and ending March 31, 2009, the average annual total return of the Composite was 1.97% and for the MSCI EAFE(R) Index and the MSCI EAFE(R) Growth Index was -6.21% and -5.03%, respectively.

  (2) The MSCI EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.
  (3) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities.





                                                     Management of the Funds  31

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  Only Class T Shares are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General

32  Janus Investment Fund

  ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there



                                                           Other information  33
  was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.





34  Janus Investment Fund

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  35

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

36  Janus Investment Fund
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




                                                     Distributions and taxes  37

  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





38  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days

                                                         Shareholder's guide  39
  or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds



40  Janus Investment Fund
  are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

ADMINISTRATIVE FEES


  The Funds pay an annual administrative fee of 0.25% of net assets of Class T Shares for administrative services, including recordkeeping, subaccounting, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. These administrative fees are paid by the Shares of the Funds to Janus Services LLC, which uses such fees to reimburse intermediaries. Janus Services or its affiliates may also pay administrative fees to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Funds.


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class T Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and



                                                         Shareholder's guide  41
  maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may be made only through financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering



42  Janus Investment Fund

  Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class T Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).




                                                         Shareholder's guide  43

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - An exchange of Shares from each Fund held for 90 days or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to "Redemption Fee."


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an



44  Janus Investment Fund
  emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from a Fund held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period



                                                         Shareholder's guide  45
  will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.


  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains). For intermediary-imposed same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction. However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-initiated sale of shares after the exchange. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.


  In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.




46  Janus Investment Fund

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.



  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and




                                                         Shareholder's guide  47

  (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.




48  Janus Investment Fund

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.




                                                         Shareholder's guide  49

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus



50  Janus Investment Fund

  Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to September 30.





                                                         Shareholder's guide  51

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Funds since Class T Shares of the Funds are new.


52  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  53

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



54  Janus Investment Fund
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  55

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




56  Janus Investment Fund

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  57

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





58  Janus Investment Fund

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



                                                Glossary of investment terms  59
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




60  Janus Investment Fund

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                   janus.com/info


                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687

            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009







                              JANUS INVESTMENT FUND
                  JANUS MODULAR PORTFOLIO CONSTRUCTION(R) FUND
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes Janus Modular Portfolio Construction Fund ("MPC Fund" or the "Fund"), a portfolio of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund.

              The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Only Class A Shares and Class C Shares (the "Shares") are offered by this Prospectus. The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

              Modular Portfolio Construction is a registered trademark of Janus International Holding LLC; and other marks referred to herein are the trademarks, servicemarks, registered trademarks, or registered servicemarks of the respective owners thereof.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Modular Portfolio Construction Fund..........     5

FEES AND EXPENSES....................................    12

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Principal investment strategies of the Fund........    15
  Risks of the Fund..................................    18

MANAGEMENT OF THE FUND
  Investment adviser.................................    26
  Management expenses................................    26
  Investment personnel...............................    29

OTHER INFORMATION....................................    30

DISTRIBUTIONS AND TAXES..............................    34

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    37
  Choosing a share class.............................    39
  Distribution, servicing, and administrative fees...    40
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    41
  Purchases..........................................    43
  Exchanges..........................................    48
  Redemptions........................................    49
  Excessive trading..................................    51
  Shareholder communications.........................    55

FINANCIAL HIGHLIGHTS.................................    56

APPENDIX A...........................................    59

GLOSSARY OF INVESTMENT TERMS.........................    67





                                                            Table of contents  1

JANUS MODULAR PORTFOLIO CONSTRUCTION FUND

  This Prospectus provides information about Janus Modular Portfolio Construction Fund (the "MPC Fund" or the "Fund"), a mutual fund that invests primarily in other Janus mutual funds (the "underlying funds") but also may invest directly in individual securities. Because it invests in other funds, the Fund is considered a "fund of funds." The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing primarily in other mutual funds, rather than in individual stocks or bonds. A fund of funds bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. The Fund is best suited for long-term investors.

  The Fund seeks long-term growth of capital with a secondary emphasis on income. In an attempt to construct a diversified portfolio that maximizes risk-adjusted returns relative to the MPC Allocation Composite Index (defined later in the Prospectus), Janus Capital Management LLC ("Janus Capital"), the Fund's investment adviser, utilizes Modular Portfolio Construction (MPC) when allocating Fund assets. MPC is a proprietary portfolio-building methodology that seeks to enhance the traditional techniques of portfolio construction. The MPC process that is applied to the Fund involves three steps: 1) Define and Allocate Among Asset Categories; 2) Optimization; and 3) Rebalancing.

  DEFINE AND ALLOCATE AMONG ASSET CATEGORIES. Janus Capital defines three distinct asset categories: Core, Alpha, and Alternative. Janus Capital assigns each fund or security in which the Fund invests to one of those categories as follows:

  - The Core category is comprised of funds that hold equity or fixed-income investments that provide shareholders with access to a broad range of investable assets in proportion to each asset class' representation in today's global, integrated market as determined by Janus Capital.

  - The Alpha category is comprised of funds that invest in a broad range of traditional asset classes (which includes equity and fixed income investments) and that have historically outperformed their respective benchmark indices within parameters established by Janus Capital. The Alpha category is less focused on the asset class composition of the global market.

  - The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain exchange-traded funds ("ETFs"), exchange-traded notes ("ETNs"), hedge fund strategy investments, commodities, real estate securities, structured products, or funds that invest in them.




2  Janus Investment Fund

  Janus Capital then determines how the Fund's current assets should be allocated among the categories. The following table indicates the Fund's target allocation ranges, among the asset categories.

  Asset Category(1)                       Allocation Range    Expected Allocation
  -------------------------------------------------------------------------------
  Core                                         50%-70%                60%
  Alpha                                        20%-40%                30%
  Alternative                                   5%-15%                10%
  -------------------------------------------------------------------------------



  (1) As defined by Janus Capital.

  OPTIMIZATION. To identify the most appropriate underlying funds in each asset category, Janus Capital performs a quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship to other underlying funds, as well as uses the portfolio manager's judgment on asset allocations ("optimization process"). The goal of the optimization process is to identify a mix of underlying funds and securities that has the potential for enhanced risk-adjusted returns. Once the optimization process identifies the appropriate underlying funds, the Fund invests its assets in the selected underlying funds.

  REBALANCING. On a quarterly basis, the Fund's investments are rebalanced to reflect changes resulting from Janus Capital's optimization process, market fluctuations, or in response to various economic or other factors as deemed appropriate by the portfolio manager.

  As a result of its investment in underlying funds and other securities, the Fund will be exposed to different asset classes such as equity securities (including both growth- and value-style equities and U.S. and non-U.S. based companies), fixed-income instruments (including fixed-income instruments of any credit quality and having any maturity and duration), and alternative asset classes.

  The following table provides the Fund's expected allocation ranges among the traditional asset classes.

  Asset Class                             Allocation Range    Expected Allocation
  -------------------------------------------------------------------------------
  Equity                                       60%-90%                64%
  Fixed Income                                 15%-30%                26%
  Alternative Strategies(1)                     5%-15%                10%
  -------------------------------------------------------------------------------




  (1) Alternative Strategies include, but are not limited to, commodities-related securities, real estate-related securities, and other securities less correlated to the market.


  The underlying Janus funds listed in Appendix A invest in varying percentages of equity securities, fixed-income, and alternative securities. These funds have been selected as potential investments because they represent a universe of investment strategies, asset categories and asset classes that may help achieve the Fund's investment objective. For information on the potential underlying Janus funds currently available for investment by the Fund, including investment objectives and



                                    Janus Modular Portfolio Construction Fund  3
  strategies, see "Investment Objectives and Strategies of the Underlying Funds" in Appendix A.




4  Janus Investment Fund

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS MODULAR PORTFOLIO CONSTRUCTION FUND

  Janus Modular Portfolio Construction Fund is designed for investors who primarily seek returns over time consistent with growth of capital and, secondarily, income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  MPC FUND seeks long-term growth of capital with a secondary emphasis on income.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its objective by investing in a diversified portfolio of underlying Janus mutual funds and securities. The Fund utilizes Janus Capital's MPC process to allocate assets across the following three asset categories (as defined by Janus Capital):

  - Core - The Core category seeks to provide market-like exposure by investing in funds that in turn primarily invest in a broad range of traditional asset classes such as large-, mid-, and small-cap stocks, U.S. and non-U.S. stocks, growth and value stocks, and investment-grade bonds. While not a primary strategy, the underlying funds may also invest in emerging market stocks and high-yield bonds. A primary goal of the Core portfolio is to provide shareholders with access to a broad range of investable assets in proportion to each asset class' representation in today's global, integrated market as determined by Janus Capital.

  - Alpha - The Alpha category seeks to generate higher-than-market returns on a risk-adjusted basis by investing in funds that in turn invest in a broad range of traditional asset classes such as large-, mid-, and small-cap stocks, U.S. and non-U.S. stocks, growth and value stocks, emerging market stocks, investment-grade bonds, and high-yield bonds. Unlike funds in the Core category, the Alpha category is less focused on the asset class composition of the global market. Instead, the Alpha category is comprised of funds, unconstrained by asset class or investment style, that Janus Capital believes may generate higher-than-market returns over a market cycle.


                                                          Risk/return summary  5

  - Alternative - The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain ETFs, ETNs, investments with hedge fund strategy exposure, commodities-related securities, real estate securities, and structured products.

  The Fund attempts to maximize returns by investing the Fund's assets in underlying funds investing in stocks (U.S. and non-U.S.), bonds, cash equivalents, alternative asset classes (such as real estate securities and commodity-related securities), and alternative investment strategies (such as leveraged and sector-based strategies). The target allocation of the Fund's assets among underlying funds is based on an optimization process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds, as well as the portfolio manager's judgment. Janus Capital analyzes Fund allocations on a regular basis in order to integrate current market data and reallocates on a quarterly basis.

  The Fund's portfolio manager determines the overall composition of the Fund, oversees the investment process, and is responsible for the day-to-day management of the Fund. The portfolio manager consults with a committee comprised of Janus Capital investment professionals ("Asset Allocation Committee") to regularly review the proprietary MPC process and the allocation of the Fund's assets among the underlying funds to determine modifications to the underlying funds' asset categories and/or weightings, or to substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. The portfolio manager and Asset Allocation Committee normally review asset allocations on a quarterly basis. The portfolio manager oversees the implementation of trades on behalf of the Fund.


  The Fund's investments will be rebalanced to the identified optimal weightings on a quarterly basis, although more frequent changes can occur. The Fund's asset class or category, category allocations, underlying funds, or underlying fund weightings may change without shareholder notice.


  The Fund will normally allocate approximately 90% of its assets to Janus-managed mutual funds and approximately 10% to unaffiliated pooled investment vehicles (e.g., ETFs) and derivatives. For information on the potential underlying Janus funds currently available for investment by the Fund, including investment objectives and strategies, see "Investment Objectives and Strategies of the Underlying Funds" in Appendix A.

  The Fund may invest in ETFs and ETNs to complement its investment in the underlying funds if there are asset classes not covered by the underlying funds or to better manage cash positions.




6  Janus Investment Fund

  The Fund may use derivatives (including, but not limited to, swap agreements) for a variety of purposes, including to earn income and enhance uncorrelated returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments.

  When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking growth of capital and, to a lesser extent, income. Investments in a portfolio with common stock and alternative investment exposure tend to be more volatile than many other investment choices.

  MAIN RISKS ASSOCIATED WITH THE FUND

  ALLOCATION RISK. The Fund's ability to achieve its investment objective depends largely upon Janus Capital's allocation of assets among the underlying funds and other securities, using the optimization process and the judgment of the portfolio manager. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short




                                                          Risk/return summary  7
  derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  COMMODITY-LINKED DERIVATIVE INVESTMENT RISK. The Fund may invest in derivatives that have exposure to the commodities markets. This exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

  AFFILIATED FUND RISK. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus funds are generally higher than the fees paid to Janus Capital by the Fund or by other funds available for investment by the Fund. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. Janus Capital, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

  MAIN RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND SECURITIES

  The biggest risk is that the underlying funds' returns may vary, and you could lose money.

  MARKET RISK. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if a portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of an underlying fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests (for example, growth-oriented securities or value-oriented securities). If the value of an underlying fund's portfolio decreases, the underlying fund's net



8  Janus Investment Fund
  asset value ("NAV") may also decrease, resulting in a decrease in the Fund's NAV, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on an underlying fund such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude an underlying fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  FIXED-INCOME SECURITIES RISK. Through the Fund's investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause an underlying fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in an underlying fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.





                                                          Risk/return summary  9

  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing an underlying fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce an underlying fund's returns because the underlying fund will have to reinvest that money at lower prevailing interest rates.



  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  EXCHANGE-TRADED FUNDS RISK. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. ETFs have certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained.

  EXCHANGE-TRADED NOTES RISK. The Fund may invest in ETNs, which are debt securities whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk. The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund's right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




10  Janus Investment Fund

  PERFORMANCE INFORMATION


  The Fund does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and/or semiannual report. Performance information for each underlying fund is available in its prospectus. The performance of the Fund will be compared to the Russell 3000(R) Index, which is the Fund's primary benchmark index. The Russell 3000(R) Index measures the performance of the stocks of the 3,000 largest publicly-traded U.S. companies, based on market capitalization, and it measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. The index is not actively managed and is not available for direct investment. Russell 3000 is a trademark and service mark of the Frank Russell Company. The MPC Allocation Composite Index, a hypothetical combination of unmanaged indices, will be the Fund's secondary benchmark index. This internally-calculated index combines the total returns from the Russell 3000(R) Index (50%), the Barclays Capital U.S. Aggregate Bond Index (25%), and the Morgan Stanley Capital International All Country World ex-U.S. Index (25%).





                                                         Risk/return summary  11

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A Shares or Class C Shares of the Fund. Expense information shown reflects estimated annualized expenses that Class A Shares and Class C Shares of the Fund expect to incur during their fiscal year. The expense information shown includes administrative fee expenses. It is important for you to know that a decline in the Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Fund. Significant declines in the Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  The Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. The Fund's returns are net of these expenses. The table on the following page provides an estimate of the Fund's expenses based on the initial allocations to the underlying funds and each underlying fund's total annual operating expenses (or "estimated expenses" for any allocation to an underlying fund with less than one year of operations). The table shows the estimated total expenses that result from combining the annual fund operating expenses of the Fund with the estimated underlying funds' expenses. Expenses may be higher or lower depending upon the allocation of the Fund's assets among the underlying funds and the actual expenses of the underlying funds.

  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund may invest in underlying funds that may be subject to redemption or exchange fees on the sale of shares held for 90 days or less.


  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





12  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)




                                                                          Class A    Class C
 Maximum Sales Charge (load) Imposed on Purchases (as a % of offering
   price)..............................................................   5.75%(2)   N/A
 Maximum Deferred Sales Charge (load) (as a % of the lower of original
   purchase price or redemption proceeds)..............................   None(3)    1.00%(4)
 Redemption Fee........................................................   None(5)    None(5)
 Exchange Fee..........................................................   None       None






------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                               Acquired    Total Annual              Net Annual
                                Distribution                   Fund(9)         Fund                     Fund
                   Management      (12b-1)        Other        Fees and      Operating    Expense     Operating
                     Fee(6)        Fees(7)     Expenses(8)   Expenses(5)   Expenses(10)   Waivers   Expenses(10)
 MPC Fund -
   Class A            0.07%         0.25%         0.40%         0.70%          1.42%       0.02%        1.40%
   Class C            0.07%         1.00%         0.40%         0.70%          2.17%       0.02%        2.15%



--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
  (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide.

  (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

  (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

  (5) The Fund's redemption of certain underlying funds' shares held for 90 days or less may be subject to an underlying fund's 2.00% redemption fee.

  (6) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital.
  (7) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (8) Since Class A Shares and Class C Shares of the Fund did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class A Shares and Class C Shares of the Fund expect to incur during their fiscal year. Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.


  (9) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. The Fund's "ratio of gross expenses to average net assets" appearing in the Financial Highlights table does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Acquired Fund Fees and Expenses are estimated based on the Fund's allocations to underlying funds.

--------------------------------------------------------------------------------




                                                         Risk/return summary  13

--------------------------------------------------------------------------------

 (10) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus. For a three-year period which began September 3, 2008 (the predecessor fund's commencement of operations), Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

--------------------------------------------------------------------------------
 EXAMPLES:

 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. All of the examples assume that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses (including the operating expenses of the underlying funds) without waivers or recoupments (if applicable) remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:




 IF CLASS A SHARES ARE REDEEMED:                      1 Year(1)(2)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
                                                      -------------------------------------------------------------
   MPC Fund - Class A                                     $ 711          $ 998          $ 1,307          $ 2,179



--------------------------------------------------------------------------------



 IF CLASS C SHARES ARE REDEEMED:                       1 Year(4)     3 Years(3)     5 Years(3)     10 Years(3)
                                                      ---------------------------------------------------------
   MPC Fund - Class C                                    $ 320          $ 679         $ 1,164        $ 2,503



--------------------------------------------------------------------------------



 IF CLASS A SHARES ARE NOT REDEEMED:                  1 Year(1)(3)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
                                                      -------------------------------------------------------------
   MPC Fund - Class A                                     $ 711          $ 998          $ 1,307          $ 2,179



--------------------------------------------------------------------------------



 IF CLASS C SHARES ARE NOT REDEEMED:                   1 Year(3)     3 Years(3)     5 Years(3)     10 Years(3)
                                                      ---------------------------------------------------------
   MPC Fund - Class C                                    $ 220          $ 679         $ 1,164        $ 2,503



--------------------------------------------------------------------------------
 (1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Fund. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.

 (2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

 (3) Contingent deferred sales charge is not applicable.
 (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

  Ongoing expenses associated with Class C Shares, over time, may exceed those of Class A Shares.
--------------------------------------------------------------------------------




14  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks of the Fund" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

  Janus Capital's MPC process attempts to maximize returns for a targeted level of risk by investing the Fund's assets in underlying funds comprised of equities, fixed-income securities, money market instruments, alternative investments (such as commodities-related investments and real estate securities), and alternative investment strategies (such as leveraged and sector-based strategies).

  During the first part of the MPC process, Janus Capital defines each asset category (i.e., Core, Alpha, and Alternative) based on certain factors and assigns each underlying fund to an asset category. The Core category is comprised of funds that hold market-oriented equity or fixed-income investments that provide shareholders with access to a broad range of investable assets in proportion to each asset classes' representation in today's global, integrated market as determined by Janus Capital. The Alpha category is comprised of funds that invest in a broad range of traditional asset classes and that have historically outperformed their respective benchmark indices within parameters established by Janus Capital. The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain ETFs, investments with hedge fund strategy exposure, commodities-related securities, real estate securities, structured products, or funds that invest in them.

  The following table illustrates the Fund's expected average asset allocation ranges among the asset categories.

  Asset Category(1)                       Allocation Range    Expected Allocation
  -------------------------------------------------------------------------------
  Core                                         50%-70%                60%
  Alpha                                        20%-40%                30%
  Alternative                                   5%-15%                10%
  -------------------------------------------------------------------------------



  (1) As defined by Janus Capital.

  After defining and assigning appropriate asset categories, Janus Capital uses quantitative analysis and the portfolio manager's judgment to efficiently allocate assets across underlying funds and other securities. Janus Capital then monitors the Fund's allocation on a regular basis and may reallocate assets among the various underlying funds and investments on a quarterly basis. Janus Capital may at times modify asset categories or allocations in response to additional research,

                                   Principal investment strategies and risks  15
  changing market conditions, or other factors such as tax considerations or limitations imposed by securities laws.

  The Fund will indirectly invest in different asset classes such as equity securities (including both growth- and value-style equities), fixed-income instruments (including fixed-income instruments of any credit quality and having any maturity or duration), and alternative asset classes. The following table illustrates the Fund's expected average asset allocation ranges among the asset classes.

  Asset Class                             Allocation Range    Expected Allocation
  -------------------------------------------------------------------------------
  Equity                                       60%-90%                64%
  Fixed Income                                 15%-30%                26%
  Alternative Strategies(1)                     5%-15%                10%
  -------------------------------------------------------------------------------




  (1) Alternative Strategies include, but are not limited to, commodities-related securities, real estate-related securities, and other securities less correlated to the market.


  Although the Fund may invest in any or all of the underlying funds that are described in Appendix A of this Prospectus, it is expected that the Fund will normally invest in only some of the underlying funds at any particular time. The Fund's investment in any underlying fund may exceed 25% of the Fund's total assets. For information on the underlying Janus funds currently available for investment by the Fund, including investment objectives and strategies, see "Investment Objectives and Strategies of the Underlying Funds" in Appendix A. In addition to investing in the underlying funds, at the discretion of Janus Capital and without shareholder notification, the Fund may invest in additional Janus funds established in the future.




16  Janus Investment Fund

  The following table shows the target investment allocation of the Fund in each category and the list of currently available underlying funds for that category as of the date of this Prospectus. These categories and allocations may change at any time without notice.


                                                                            MPC FUND
                                                                        TARGET ALLOCATION
            ASSET CATEGORY - POTENTIAL UNDERLYING FUNDS*              (PER ASSET CATEGORY)

CORE                                                                                 60.0%
  INTECH Risk-Managed Core Fund                Janus Growth and Income Fund
  INTECH Risk-Managed Growth Fund              Janus International Equity Fund
  INTECH Risk-Managed International Fund       Janus Research Core Fund
  INTECH Risk-Managed Value Fund               Janus Research Fund
  Janus Balanced Fund                          Janus Short-Term Bond Fund
  Janus Enterprise Fund                        Janus Triton Fund
  Janus Flexible Bond Fund                     Perkins Large Cap Value Fund
  Janus Fund                                   Perkins Mid Cap Value Fund
  Janus Global Research Fund                   Perkins Small Cap Value Fund
ALPHA                                                                                30.0%
  Janus Contrarian Fund                        Janus International Forty Fund
  Janus Forty Fund                             Janus Orion Fund
  Janus Global Life Sciences Fund              Janus Overseas Fund
  Janus Global Opportunities Fund              Janus Twenty Fund
  Janus Global Technology Fund                 Janus Venture Fund
  Janus High-Yield Fund                        Janus Worldwide Fund
ALTERNATIVE+                                                                         10.0%
  Janus Global Real Estate Fund
  Janus Long/Short Fund
  Unaffiliated ETFs



* The Fund intends to invest in the most cost effective class of shares of the Janus Investment Fund underlying funds.

+ The Alternative Category may also be comprised of other investments such as ETNs, derivatives, real estate-related securities, or structured products.



  Actual holdings percentages may vary due to actual cash flows and changes to the underlying funds' asset values. In addition, the Fund may reallocate its assets among these or any other funds as described in this Prospectus, including investing a portion or all of its assets in cash equivalents or a money market fund. The Fund and underlying funds may purchase unlimited shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. Janus Capital may change the asset class and category allocations, the potential underlying funds, an underlying fund's asset category, or the weightings without notice to shareholders. Information regarding the Fund's actual allocations to underlying funds and alternative strategies is available to shareholders on a periodic basis through the Fund's annual and semiannual reports, reports filed with the Securities and Exchange Commission, and at janus.com/info. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent allocation information.





                                   Principal investment strategies and risks  17

  The following chart summarizes the management process:

  ACTION                                                              NORMAL FREQUENCY
  Establish strategic asset class allocation policy                   Annually
  Allocate daily cash flows using target proportions                  Daily
  Monitor model variances and, if necessary, rebalance                Daily
  Review/rebalance Fund allocations                                   Quarterly
  Review asset (and sub-asset) class exposures/classifications        Annually


  The following are general policies that apply to the Fund and the underlying funds.

  CASH POSITION
  The Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  PORTFOLIO TURNOVER
  The Fund normally seeks long-term investment, although the Fund may sell shares of the underlying funds regardless of how long they have been held, subject to any redemption fees of the underlying funds. Fund turnover is affected by the optimization process, market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the judgment of the portfolio manager. Changes are normally made in the Fund's holdings whenever the optimization process suggests a change or the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions regarding asset allocations among the underlying funds. The Fund's transactions in the underlying funds do not entail brokerage commissions, but may result in taxable capital gains and/or redemption fees.

RISKS OF THE FUND

  You may experience volatility and lose money by investing in the Fund. The Fund intends to allocate assets among underlying funds that invest in stocks, bonds, and alternative strategy investments and may invest in money market instruments or cash/cash equivalents, while also making efforts to minimize risk exposure within the selection of investments in a variety of Janus funds. Janus



18  Janus Investment Fund

  Capital's allocation of the Fund's assets to certain asset classes, asset categories, and underlying funds may not be successful in achieving the Fund's objective. There is a risk that you may achieve lower returns by investing in the Fund instead of investing directly in an underlying fund. The Fund's returns are directly related to the aggregate performance and expenses of the underlying funds in which it invests. Certain of the underlying funds in which the Fund may invest have operated for shorter time periods and therefore have limited investment results, smaller asset bases, and estimated expense ratios. Investments by the Fund in such an underlying fund may increase the indirect expenses paid by the Fund and may result in the Fund not achieving its investment objective.


  There is additional risk for the Fund with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the Fund indirectly having concentrated assets in a particular industry, geographical sector, or single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the Fund's returns. The Fund does not control the investments of the underlying funds, and any indirect concentration occurs as a result of the underlying funds following their investment objectives.

  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Because Janus Capital is the adviser to the Fund and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying funds. The officers and Board of Trustees of the Fund may also serve as officers and Board of Trustees of the underlying funds. Conflicts may arise as the officers and Board of Trustees seek to fulfill their fiduciary responsibilities to both the Fund and the underlying funds. Purchases and redemptions of an underlying fund by the Fund due to reallocations or rebalancing may result in an underlying fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase an underlying fund's transaction costs. Large redemptions by the Fund may cause an underlying fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund's Statement of Additional Information ("SAI").




                                   Principal investment strategies and risks  19

  The Fund invests in underlying funds that may invest substantially all of their assets in common stocks. The main risk associated with investing in those funds is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, an underlying fund's share price may also decrease.

  An underlying fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, exchange-traded funds, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.

  The following information is designed to help you better understand some of the risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund's investment allocation. The greater the Fund's allocation to an underlying fund or investment, the greater the Fund's exposure to the risks associated with that underlying fund or investment.

  BANK LOAN RISK. Certain underlying funds may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause an underlying fund to lose income or principal on a particular investment, which in turn could affect the underlying fund's returns, and you could lose money.

  CONCENTRATION RISK. An underlying fund may focus its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the underlying fund's NAV. In addition, an underlying fund that concentrates its assets in the real estate or real estate-related industry will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, REIT prices may drop, and changes in federal or state tax laws may affect the value of the securities held by an underlying fund. Real estate-related companies are also generally sensitive to



20  Janus Investment Fund
  interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. Such underlying funds' returns may be more volatile than those of less concentrated underlying funds.

  CREDIT RISK. A fundamental risk of an underlying fund's investments in debt securities, including floating rate loans, is credit risk, which is the risk that the borrower may default on obligations to pay principal or interest when due. Non-payment by a borrower may affect the value of the security and may decrease an underlying fund's return. Because the value of a floating rate loan will be based in part on the credit quality of a borrower, the value of one or more securities held by an underlying fund can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. There is prepayment risk with investments in mortgage- and asset-backed securities and collateral related to such investments that may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  EMERGING MARKETS RISK. An underlying fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). To the extent that an underlying fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which an underlying fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for an underlying fund to obtain or to enforce a judgment against the issuers of such securities. An underlying fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

  FINANCIAL SERVICES AND MORTGAGE MARKETS RISK. With respect to collateral received in repurchase transactions or other investments, an underlying fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on an underlying fund, including minimizing the value of any collateral.

  FOREIGN EXPOSURE RISK. Certain underlying funds may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, an underlying fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political



                                   Principal investment strategies and risks  21
  or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund's performance than it would in a more geographically diversified portfolio. An underlying fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  GROWTH SECURITIES RISK. Certain underlying funds invest in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If a portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  HIGH-YIELD/HIGH-RISK BOND RISK. Janus High-Yield Fund may invest without limit in higher-yielding/higher-risk bonds, and certain underlying funds will limit their investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of their net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of an underlying fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

  INDUSTRY RISK. Although the Fund does not concentrate its investments in specific industries, certain underlying funds may invest in companies related in such a way that they react similarly to certain specific industry pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in an underlying fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in an underlying fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, such underlying funds' returns may be considerably more volatile than the returns of an underlying fund that does not invest in similarly related companies.

  INVESTMENT PROCESS RISK. The optimization process used by Janus Capital and the proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net



22  Janus Investment Fund
  taxable gains or losses for shareholders. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the underlying fund may not outperform its respective benchmark index.


  LEVERAGE RISK. Leverage occurs when an underlying fund increases its assets available for investment through borrowings or similar transactions. In accordance with an underlying fund's investment policy, the underlying fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), including for investment purposes, as well as engaging in the use of short sales. An underlying fund's use of leverage may result in risks and can magnify the effect of any gains or losses, causing the underlying fund to be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.

  LONG/SHORT RISK. The value of an underlying fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if an underlying fund's portfolio managers are incorrect about their assessment of a company's intrinsic worth. The value of an underlying fund's long portfolio could also decrease if the stock market goes down, regardless of how well the businesses of individual companies in the portfolio perform. Conversely, the value of an underlying fund's short positions may decrease if the value of an individual company or multiple companies in the portfolio increases in value or if the stock market goes up, regardless of how well the businesses of individual companies in the portfolio perform. If the value of an underlying fund's portfolio decreases, the underlying fund's NAV will also decrease.

  NONDIVERSIFICATION RISK. Certain underlying funds are classified as nondiversified under the 1940 Act. As a result, an increase or decrease in the value of a single security may have a greater impact on an underlying fund's NAV and total return. Being nondiversified may also make an underlying fund more susceptible to financial, economic, political, or other developments that may impact a security. Although an underlying fund may ordinarily satisfy the requirements for a diversified fund and may have operated as diversified, its nondiversified classification gives the underlying fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than an underlying fund that is classified as diversified. An underlying fund's policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the underlying fund's share price.




                                   Principal investment strategies and risks  23

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover of underlying funds may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  REAL ESTATE RISK. Investments in certain underlying funds' shares represent an indirect investment in real estate-related securities owned by the underlying fund. The value of securities of issuers in the real estate industry, including REITs, is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the issuer. REITs that invest in real estate mortgages are also subject to prepayment risk. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  SECURITIES LENDING RISK. An underlying fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When an underlying fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying fund may experience delays and costs in recovering the security or gaining access to the collateral. If the underlying fund is unable to recover a security on loan, the underlying fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying fund.

  SHORT SALES RISK. Short sales are speculative transactions and involve special risks, including a greater reliance on the ability of an underlying fund's portfolio manager to accurately anticipate the future value of a security. An underlying fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. An underlying fund's losses are potentially unlimited in a short sale transaction. The use of short sales may also cause an underlying fund to have higher expenses than those of other underlying funds. In addition, due to the investment process of long and short positions, an underlying fund may be subject to additional transaction costs that may lower the underlying fund's returns. An underlying fund's use of short sales may also have a leveraging effect on the underlying fund's portfolio.

  SMALL- AND MID-SIZED COMPANIES RISK. Due to certain underlying funds' investments in securities issued by small- and mid-sized companies, the underlying funds' NAV may fluctuate more than that of an underlying fund investing



24  Janus Investment Fund
  primarily in large companies. Small- and mid-sized companies' securities may pose greater market, liquidity, and information risks because of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on an underlying fund's returns, especially as market conditions change.

  VALUE INVESTING RISK. Certain underlying funds invest in "value" stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.




                                   Principal investment strategies and risks  25

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and the underlying funds. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio, as well as the investment portfolios of certain underlying funds, and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the 1940 Act.


MANAGEMENT EXPENSES

  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Janus Capital also receives an investment advisory fee for managing the underlying funds. Refer to the underlying funds' prospectuses for specific information about investment advisory fees.


  The following table reflects the Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers).



26  Janus Investment Fund

  The rate shown is a fixed rate based on the Fund's average daily net assets.


                                                                                   Actual Investment
                                                                 Contractual          Advisory Fee
                                            Average Daily        Investment         Rate(1) (%) (for
                                             Net Assets       Advisory Fee (%)   the fiscal year ended
  Fund Name                                  of the Fund        (annual rate)        July 31, 2008)
------------------------------------------------------------------------------------------------------
  MPC Fund                                All Asset Levels          0.07                  N/A(2)
------------------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) Since the Fund commenced operations on September 3, 2008, no Actual Investment Advisory Fee information is available.



  A discussion regarding the basis for the Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  MPC Fund                                                0.45
--------------------------------------------------------------------------







                                                      Management of the Fund  27

SUBADVISERS OF CERTAIN UNDERLYING FUNDS


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to four of the underlying funds: INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds"). INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the underlying Risk-Managed Funds. Janus Capital owns approximately 92% of INTECH.



  PERKINS INVESTMENT MANAGEMENT LLC ("PERKINS") (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to the underlying Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the underlying Perkins Large Cap Value Fund's, Perkins Mid Cap Value Fund's, and Perkins Small Cap Value Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.





28  Janus Investment Fund

INVESTMENT PERSONNEL

JANUS MODULAR PORTFOLIO CONSTRUCTION FUND
--------------------------------------------------------------------------------
    DANIEL SCHERMAN, CFA, is Executive Vice President and Portfolio Manager of Janus Modular Portfolio Construction Fund. Mr. Scherman has sole responsibility and authority on allocations to underlying funds, as well as oversight over the Fund's cash management. In fulfilling his Portfolio Manager duties, Mr. Scherman collaborates with the Asset Allocation Committee to suggest modifications to the optimization process, the categorization or weightings of underlying funds, or to substitute other underlying funds in order to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. Mr.
    Scherman is also Portfolio Manager of other Janus accounts. He joined
    Janus Capital in 2005 as Director of Risk and Trading. Prior to joining Janus Capital, Mr. Scherman served as Vice President, Senior Quantitative Analyst, and Portfolio Manager from 2001 to 2005 for Massachusetts
    Financial Services, where he also served as a Global Fixed Income
    Portfolio Manager and Currency Specialist from 1992 to 2001. Mr. Scherman holds a Bachelor's degree in Economics and History from Dartmouth College and a Master of Business Administration degree from Boston University. He holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




                                                      Management of the Fund  29

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class A Shares and Class C Shares are offered by this Prospectus. The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The Shares are not offered directly to individual investors. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  The Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund or portfolio without seeking shareholder vote or consent.



30  Janus Investment Fund

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



                                                           Other information  31
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre-




32  Janus Investment Fund
  and post- judgment interest, attorneys' fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  33

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the

34  Janus Investment Fund
  increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, Fund distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




                                                     Distributions and taxes  35

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


  Certain transactions of the Fund or underlying funds may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund or underlying fund may generate unqualified income that can impact an investor's taxes.



  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





36  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms, including but not limited to, fee-based broker-dealers or financial advisors, primarily on their wrap account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the wrap account. Class A Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares offer the ability for payment of up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, the Shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's investment in an underlying fund is based upon the NAV of the underlying fund. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.

  The price you pay for purchases of Class A Shares or Class C Shares is the public offering price, which is the NAV next determined after your request is received in good order by the Fund or its agents, plus, for Class A Shares, any applicable

                                                         Shareholder's guide  37
  initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE.

  Securities held by the underlying funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The underlying funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, the value for a particular security of a non-money market underlying fund may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of an underlying fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While underlying funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that an underlying fund's valuation of a security is different from the security's market value, short-



38  Janus Investment Fund
  term arbitrage traders buying and/or selling Shares of an underlying fund may dilute the NAV of that underlying fund, which negatively impacts long-term shareholders of the underlying fund. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.


  The prospectuses for the underlying funds in which the Fund invests explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

  Only Class A Shares and Class C Shares are offered by this Prospectus. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. The other share classes are offered in separate prospectuses. For more information about these other classes of shares and whether or not you are eligible to purchase these Shares, please call 1-800-525-0020.

  Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

  - how much you plan to invest;

  - how long you expect to own the shares;

  - the expenses paid by each class; and

  - whether you qualify for any reduction or waiver of any sales charges.




                                                         Shareholder's guide  39

  You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to Class A Shares and Class C Shares:

  Class A Shares
  Initial sales charge on purchases                       Up to 5.75%(1)
  - Reduction of initial sales charge for purchases of
    $50,000 or more
  - Initial sales charge waived for purchases of
    $1 million or more

  Deferred sales charge (CDSC)                            None except on certain redemptions of
                                                          Shares purchased without an initial
                                                          sales charge(1)
  Minimum initial investment                              $2,500
  Maximum purchase                                        None
  Minimum aggregate account balance                       None
  12b-1 fee                                               Up to 0.25% annual distribution fee;
                                                          lower annual operating expenses than
                                                          Class C Shares because of lower 12b-1
                                                          fee



  (1) May be waived under certain circumstances.

  Class C Shares
  Initial sales charge on purchases                       None
  Deferred sales charge (CDSC)                            1.00% on Shares redeemed within
                                                          12 months of purchase(1)
  Minimum initial investment                              $2,500
  Maximum purchase                                        $500,000
  Minimum aggregate account balance                       None
  12b-1 fee                                               1.00% annual fee (up to 0.75%
                                                          distribution fee and up to 0.25%
                                                          shareholder servicing fee); higher annual
                                                          operating expenses than Class A Shares
                                                          because of higher 12b-1 fee



  (1) May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS


  Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), the Fund may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and/or shareholder servicing of Class A Shares and Class C Shares based on average daily net assets of each, up to the following annual rates:


  Class                                           12b-1 Fee for the Fund
  ----------------------------------------------------------------------
  Class A Shares                                           0.25%
  Class C Shares                                           1.00%(1)




  (1) Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.





40  Janus Investment Fund

  Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE FEES

  Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related



                                                         Shareholder's guide  41
  services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  In addition, Janus Capital, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to



42  Janus Investment Fund
  reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.




                                                         Shareholder's guide  43

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class A Shares and Class C Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

  The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.




44  Janus Investment Fund

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  INITIAL SALES CHARGE

  CLASS A SHARES
  An initial sales charge may apply to your purchase of Class A Shares of the Fund based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                                   Class A Shares Sales Charge
                                                       as a Percentage of
                                                  ----------------------------
                                                  Offering          Net Amount
  Amount of Purchase at Offering Price            Price(1)           Invested
  Under $50,000                                     5.75%              6.10%
  $50,000 but under $100,000                        4.50%              4.71%
  $100,000 but under $250,000                       3.50%              3.63%
  $250,000 but under $500,000                       2.50%              2.56%
  $500,000 but under $1,000,000                     2.00%              2.04%
  $1,000,000 and above                              None(2)            None


  (1) Offering price includes the initial sales charge.
  (2) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

  - 1.00% on amounts from $1,000,000 to $4,000,000;
  - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
  - plus 0.25% on amounts over $10,000,000.

  The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.




                                                         Shareholder's guide  45

  QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE
  You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in this Fund or certain other Janus funds) with your current purchase of Class A Shares of the Fund and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

  Class A Shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age):
  (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares; (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.

  RIGHT OF ACCUMULATION. You may purchase Class A Shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.




46  Janus Investment Fund

  LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

  AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

  - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

  - solely controlled business accounts; and

  - single participant retirement plans.

  To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.


  You may access information regarding sales loads, breakpoint discounts, and purchases of the Fund's shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.





                                                         Shareholder's guide  47

  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received.


  WAIVER OF SALES CHARGES
  Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Fund's Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to "Redemptions." While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you



48  Janus Investment Fund
  could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and retirement platforms. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order.

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should



                                                         Shareholder's guide  49
  redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  CLASS A SHARES AND CLASS C SHARES CDSC
  A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

  CDSC WAIVERS

  There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

  - Upon the death or disability of an account owner;

  - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

  - Retirement plan shareholders taking required minimum distributions;

  - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

  - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or




50  Janus Investment Fund

  - If the Fund chooses to liquidate or involuntarily redeem shares in your account.

  To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

  REINSTATEMENT PRIVILEGE

  After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Janus funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).

  Generally, a purchase and redemption of Shares from the Fund within 90 calendar days (i.e., "round trip") may result in enforcement of the Fund's excessive trading



                                                         Shareholder's guide  51
  policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.


  The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Fund's Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.




52  Janus Investment Fund

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Underlying funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by an underlying fund, which, in turn, may be held by the Fund, based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the underlying fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of an underlying fund or the Fund, which negatively impacts long-term shareholders. Although the underlying funds have adopted fair valuation policies and procedures intended to reduce the underlying fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the underlying fund.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain



                                                         Shareholder's guide  53
  omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab at janus.com/info.



  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.


  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.




54  Janus Investment Fund

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments in the underlying funds and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.





                                                         Shareholder's guide  55

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Fund's financial performance for the fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share.



  Janus Modular Portfolio Construction Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares and Class C Shares of Janus Adviser Modular Portfolio Construction Fund (the "predecessor fund") into the Fund. For Janus Modular Portfolio Construction Fund, the financial highlights shown are for the Class A Shares and Class C Shares of the predecessor fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class A Shares and Class C Shares of the Fund (assuming reinvestment of all dividends and distributions).


56  Janus Investment Fund

JANUS MODULAR PORTFOLIO CONSTRUCTION FUND - CLASS A*
                                                                     Janus Adviser Modular
                                                                    Portfolio Construction
                                                                        Fund - Class A
------------------------------------------------------------------------------------------
                                                                         Period ended
                                                                          January 31
                                                                            2009(1)
                                                                          (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                        $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                                  0.28
 Net gain/(loss) on securities (both realized and unrealized)                (2.95)

 Total from investment operations                                            (2.67)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                        (0.08)
 Distributions from capital gains                                                --

 Total distributions                                                         (0.08)


 NET ASSET VALUE, END OF PERIOD                                               $7.25


 Total return(2)                                                           (26.65)%

 Net assets, end of period (in thousands)                                      $232
 Average net assets for the period (in thousands)                              $222
 Ratio of gross expenses to average net assets(3)(4)(5)                       0.62%
 Ratio of net expenses to average net assets(3)(6)                            0.62%
 Ratio of net investment income/(loss) to average net assets(3)               9.53%
 Portfolio turnover rate(3)                                                     49%
------------------------------------------------------------------------------------------






 * Effective July 6, 2009, Class A Shares of Janus Adviser Modular Portfolio Construction Fund (the "predecessor fund") were reorganized into Class A Shares of Janus Modular Portfolio Construction Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


(1) Period September 3, 2008 (inception date) through January 31, 2009.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The ratio was 33.99% in 2009 (unaudited) before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.





                                                        Financial highlights  57

JANUS MODULAR PORTFOLIO CONSTRUCTION FUND - CLASS C*
                                                                           Janus Adviser
                                                                         Modular Portfolio
                                                                    Construction Fund - Class C
--------------------------------------------------------------------------------------------------
                                                                            Period ended
                                                                             January 31
                                                                              2009(1)
                                                                            (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                           $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                                     0.23
 Net gain/(loss) on securities (both realized and unrealized)                   (2.93)

 Total from investment operations                                               (2.70)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                           (0.08)
 Distributions from capital gains                                                   --

 Total distributions                                                            (0.08)


 NET ASSET VALUE, END OF PERIOD                                                  $7.22


 Total return(2)                                                              (26.96)%

 Net assets, end of period (in thousands)                                         $642
 Average net assets for the period (in thousands)                                 $372
 Ratio of gross expenses to average net assets(3)(4)(5)                          1.29%
 Ratio of net expenses to average net assets(3)(6)                               1.29%
 Ratio of net investment income/(loss) to average net assets(3)                 11.70%
 Portfolio turnover rate(3)                                                        49%
--------------------------------------------------------------------------------------------------






 * Effective July 6, 2009, Class C Shares of Janus Adviser Modular Portfolio Construction Fund (the "predecessor fund") were reorganized into Class C Shares of Janus Modular Portfolio Construction Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


(1) Period September 3, 2008 (inception date) through January 31, 2009.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The ratio was 27.66% in 2009 (unaudited) before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.





58  Janus Investment Fund

APPENDIX A
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND STRATEGIES OF THE UNDERLYING FUNDS



  The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes. Additional details are available in the underlying funds' prospectuses. The Board of Trustees of the underlying Janus funds may change the investment objectives or strategies of the underlying funds at any time without notice to Fund shareholders.

  The Fund may allocate assets to all or some of these underlying funds when rebalancing the Fund's investments. At the discretion of Janus Capital and without shareholder notice, the Fund may invest in additional Janus funds established in the future.

  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN EQUITY SECURITIES

  INTECH RISK-MANAGED CORE FUND (formerly named INTECH Risk-Managed Stock Fund) seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  INTECH RISK-MANAGED GROWTH FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  INTECH RISK-MANAGED INTERNATIONAL FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  INTECH RISK-MANAGED VALUE FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The fund normally invests at least 25% of its

                                                                  Appendix A  59
  assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term investments.


  JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.


  JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $15.5 billion.


  JANUS FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


  JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. As of March 31, 2009, the fund's weighted average market capitalization was $48.7 billion.


  JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its



60  Janus Investment Fund
  total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred



                                                                  Appendix A  61
  stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

  JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

  JANUS INTERNATIONAL FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


  JANUS ORION FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of March 31, 2009, the fund held stocks of 45 companies. Of these holdings, 30 comprised approximately 78.6% of the fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.



  JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets.


  JANUS RESEARCH CORE FUND (formerly named Janus Fundamental Equity Fund) seeks long-term growth of capital. The fund pursues its investment objective by



62  Janus Investment Fund
  investing primarily in equity securities selected for their growth potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). The fund may invest in companies of any size.

  JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

  JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund's initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

  JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its



                                                                  Appendix A  63
  assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000(R) Value Index. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $338.9 billion, and the median market capitalization was $2.4 billion.



  PERKINS MID CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $15.5 billion.



  PERKINS SMALL CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund's portfolio managers. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $2 million to $3 billion.


  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN FIXED-INCOME SECURITIES


  JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.


  JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective.



64  Janus Investment Fund

  The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.

  JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

  POTENTIAL UNDERLYING FUNDS PRIMARILY UTILIZING ALTERNATIVE STRATEGIES

  JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts ("REITs") and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund's investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund's investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.


  JANUS LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The fund's portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle




                                                                  Appendix A  65
  and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the fund's investment policies.




66  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the underlying funds may invest. The underlying funds and, in some instances, the Fund may invest in these instruments to the extent permitted by their investment objectives and policies. The underlying funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If an underlying fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. An underlying fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the underlying fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. An underlying fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred

                                                Glossary of investment terms  67
  stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which



68  Janus Investment Fund
  means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an underlying fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which an underlying fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that an underlying fund must pay if these investments are profitable, the underlying fund may make various elections permitted by the tax laws. These elections could require that an underlying fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.




                                                Glossary of investment terms  69

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have



70  Janus Investment Fund
  maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of



                                                Glossary of investment terms  71
  principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. An underlying fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. An underlying fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. An underlying fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. An underlying fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).




72  Janus Investment Fund

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. An underlying fund may purchase and write put and call options on securities, securities indices, and foreign currencies. An underlying fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which an underlying fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of an underlying fund's total assets in an industry or group of industries.


  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain underlying funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger



                                                Glossary of investment terms  73
  positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by an underlying fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the underlying fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, an underlying fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by an underlying fund to another party (generally a bank or dealer) in return for cash and an agreement by the underlying fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which an underlying fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that an underlying fund owns, or the underlying fund has the right to obtain the amount of the security sold short at a specified date in the future. An underlying fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the underlying fund loses the opportunity to participate in the gain. For short sales, the underlying fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, an underlying fund will realize a short-term capital gain. Although an underlying fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. An underlying fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks



74  Janus Investment Fund
  and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  75

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           You can make inquiries and request other information,
           including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.


           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)


                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687

            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009







                              JANUS INVESTMENT FUND
                  JANUS MODULAR PORTFOLIO CONSTRUCTION(R) FUND
                                 CLASS I SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes Janus Modular Portfolio Construction Fund ("MPC Fund" or the "Fund"), a portfolio of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund.


              The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Only Class I Shares (the "Shares") are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.


              Modular Portfolio Construction is a registered trademark of Janus International Holding LLC; and other marks referred to herein are the trademarks, servicemarks, registered trademarks, or registered servicemarks of the respective owners thereof.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Modular Portfolio Construction Fund..........     5

FEES AND EXPENSES....................................    12

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Principal investment strategies of the Fund........    15
  Risks of the Fund..................................    18

MANAGEMENT OF THE FUND
  Investment adviser.................................    26
  Management expenses................................    26
  Investment personnel...............................    29

OTHER INFORMATION....................................    30

DISTRIBUTIONS AND TAXES..............................    34

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    37
  Administrative fees................................    39
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    39
  Purchases..........................................    40
  Exchanges..........................................    42
  Redemptions........................................    42
  Excessive trading..................................    44
  Shareholder communications.........................    48

FINANCIAL HIGHLIGHTS.................................    49

APPENDIX A...........................................    51

GLOSSARY OF INVESTMENT TERMS.........................    59





                                                            Table of contents  1

JANUS MODULAR PORTFOLIO CONSTRUCTION FUND

  This Prospectus provides information about Janus Modular Portfolio Construction Fund (the "MPC Fund" or the "Fund"), a mutual fund that invests primarily in other Janus mutual funds (the "underlying funds") but also may invest directly in individual securities. Because it invests in other funds, the Fund is considered a "fund of funds." The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing primarily in other mutual funds, rather than in individual stocks or bonds. A fund of funds bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. The Fund is best suited for long-term investors.

  The Fund seeks long-term growth of capital with a secondary emphasis on income. In an attempt to construct a diversified portfolio that maximizes risk-adjusted returns relative to the MPC Allocation Composite Index (defined later in the Prospectus), Janus Capital Management LLC ("Janus Capital"), the Fund's investment adviser, utilizes Modular Portfolio Construction (MPC) when allocating Fund assets. MPC is a proprietary portfolio-building methodology that seeks to enhance the traditional techniques of portfolio construction. The MPC process that is applied to the Fund involves three steps: 1) Define and Allocate Among Asset Categories; 2) Optimization; and 3) Rebalancing.

  DEFINE AND ALLOCATE AMONG ASSET CATEGORIES. Janus Capital defines three distinct asset categories: Core, Alpha, and Alternative. Janus Capital assigns each fund or security in which the Fund invests to one of those categories as follows:

  - The Core category is comprised of funds that hold equity or fixed-income investments that provide shareholders with access to a broad range of investable assets in proportion to each asset class' representation in today's global, integrated market as determined by Janus Capital.

  - The Alpha category is comprised of funds that invest in a broad range of traditional asset classes (which includes equity and fixed income investments) and that have historically outperformed their respective benchmark indices within parameters established by Janus Capital. The Alpha category is less focused on the asset class composition of the global market.

  - The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain exchange-traded funds ("ETFs"), exchange-traded notes ("ETNs"), hedge fund strategy investments, commodities, real estate securities, structured products, or funds that invest in them.




2  Janus Investment Fund

  Janus Capital then determines how the Fund's current assets should be allocated among the categories. The following table indicates the Fund's target allocation ranges, among the asset categories.

  Asset Category(1)                       Allocation Range    Expected Allocation
  -------------------------------------------------------------------------------
  Core                                         50%-70%                60%
  Alpha                                        20%-40%                30%
  Alternative                                   5%-15%                10%
  -------------------------------------------------------------------------------



  (1) As defined by Janus Capital.

  OPTIMIZATION. To identify the most appropriate underlying funds in each asset category, Janus Capital performs a quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship to other underlying funds, as well as uses the portfolio manager's judgment on asset allocations ("optimization process"). The goal of the optimization process is to identify a mix of underlying funds and securities that has the potential for enhanced risk-adjusted returns. Once the optimization process identifies the appropriate underlying funds, the Fund invests its assets in the selected underlying funds.

  REBALANCING. On a quarterly basis, the Fund's investments are rebalanced to reflect changes resulting from Janus Capital's optimization process, market fluctuations, or in response to various economic or other factors as deemed appropriate by the portfolio manager.

  As a result of its investment in underlying funds and other securities, the Fund will be exposed to different asset classes such as equity securities (including both growth- and value-style equities and U.S. and non-U.S. based companies), fixed-income instruments (including fixed-income instruments of any credit quality and having any maturity and duration), and alternative asset classes.

  The following table provides the Fund's expected allocation ranges among the traditional asset classes.

  Asset Class                             Allocation Range    Expected Allocation
  -------------------------------------------------------------------------------
  Equity                                       60%-90%                64%
  Fixed Income                                 15%-30%                26%
  Alternative Strategies(1)                     5%-15%                10%
  -------------------------------------------------------------------------------




  (1) Alternative Strategies include, but are not limited to, commodities-related securities, real estate-related securities, and other securities less correlated to the market.


  The underlying Janus funds listed in Appendix A invest in varying percentages of equity securities, fixed-income, and alternative securities. These funds have been selected as potential investments because they represent a universe of investment strategies, asset categories and asset classes that may help achieve the Fund's investment objective. For information on the potential underlying Janus funds currently available for investment by the Fund, including investment objectives and



                                    Janus Modular Portfolio Construction Fund  3
  strategies, see "Investment Objectives and Strategies of the Underlying Funds" in Appendix A.




4  Janus Investment Fund

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS MODULAR PORTFOLIO CONSTRUCTION FUND

  Janus Modular Portfolio Construction Fund is designed for investors who primarily seek returns over time consistent with growth of capital and, secondarily, income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  MPC FUND seeks long-term growth of capital with a secondary emphasis on income.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its objective by investing in a diversified portfolio of underlying Janus mutual funds and securities. The Fund utilizes Janus Capital's MPC process to allocate assets across the following three asset categories (as defined by Janus Capital):

  - Core - The Core category seeks to provide market-like exposure by investing in funds that in turn primarily invest in a broad range of traditional asset classes such as large-, mid-, and small-cap stocks, U.S. and non-U.S. stocks, growth and value stocks, and investment-grade bonds. While not a primary strategy, the underlying funds may also invest in emerging market stocks and high-yield bonds. A primary goal of the Core portfolio is to provide shareholders with access to a broad range of investable assets in proportion to each asset class' representation in today's global, integrated market as determined by Janus Capital.

  - Alpha - The Alpha category seeks to generate higher-than-market returns on a risk-adjusted basis by investing in funds that in turn invest in a broad range of traditional asset classes such as large-, mid-, and small-cap stocks, U.S. and non-U.S. stocks, growth and value stocks, emerging market stocks, investment-grade bonds, and high-yield bonds. Unlike funds in the Core category, the Alpha category is less focused on the asset class composition of the global market. Instead, the Alpha category is comprised of funds, unconstrained by asset class or investment style, that Janus Capital believes may generate higher-than-market returns over a market cycle.


                                                          Risk/return summary  5

  - Alternative - The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain ETFs, ETNs, investments with hedge fund strategy exposure, commodities-related securities, real estate securities, and structured products.

  The Fund attempts to maximize returns by investing the Fund's assets in underlying funds investing in stocks (U.S. and non-U.S.), bonds, cash equivalents, alternative asset classes (such as real estate securities and commodity-related securities), and alternative investment strategies (such as leveraged and sector-based strategies). The target allocation of the Fund's assets among underlying funds is based on an optimization process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds, as well as the portfolio manager's judgment. Janus Capital analyzes Fund allocations on a regular basis in order to integrate current market data and reallocates on a quarterly basis.

  The Fund's portfolio manager determines the overall composition of the Fund, oversees the investment process, and is responsible for the day-to-day management of the Fund. The portfolio manager consults with a committee comprised of Janus Capital investment professionals ("Asset Allocation Committee") to regularly review the proprietary MPC process and the allocation of the Fund's assets among the underlying funds to determine modifications to the underlying funds' asset categories and/or weightings, or to substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. The portfolio manager and Asset Allocation Committee normally review asset allocations on a quarterly basis. The portfolio manager oversees the implementation of trades on behalf of the Fund.


  The Fund's investments will be rebalanced to the identified optimal weightings on a quarterly basis, although more frequent changes can occur. The Fund's asset class or category, category allocations, underlying funds, or underlying fund weightings may change without shareholder notice.


  The Fund will normally allocate approximately 90% of its assets to Janus-managed mutual funds and approximately 10% to unaffiliated pooled investment vehicles (e.g., ETFs) and derivatives. For information on the potential underlying Janus funds currently available for investment by the Fund, including investment objectives and strategies, see "Investment Objectives and Strategies of the Underlying Funds" in Appendix A.

  The Fund may invest in ETFs and ETNs to complement its investment in the underlying funds if there are asset classes not covered by the underlying funds or to better manage cash positions.




6  Janus Investment Fund

  The Fund may use derivatives (including, but not limited to, swap agreements) for a variety of purposes, including to earn income and enhance uncorrelated returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments.

  When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking growth of capital and, to a lesser extent, income. Investments in a portfolio with common stock and alternative investment exposure tend to be more volatile than many other investment choices.

  MAIN RISKS ASSOCIATED WITH THE FUND

  ALLOCATION RISK. The Fund's ability to achieve its investment objective depends largely upon Janus Capital's allocation of assets among the underlying funds and other securities, using the optimization process and the judgment of the portfolio manager. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it



                                                          Risk/return summary  7
  contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  COMMODITY-LINKED DERIVATIVE INVESTMENT RISK. The Fund may invest in derivatives that have exposure to the commodities markets. This exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

  AFFILIATED FUND RISK. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus funds are generally higher than the fees paid to Janus Capital by the Fund or by other funds available for investment by the Fund. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. Janus Capital, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

  MAIN RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND SECURITIES

  The biggest risk is that the underlying funds' returns may vary, and you could lose money.

  MARKET RISK. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if a portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of an underlying fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests (for example, growth-oriented securities or value-oriented securities). If



8  Janus Investment Fund
  the value of an underlying fund's portfolio decreases, the underlying fund's net asset value ("NAV") may also decrease, resulting in a decrease in the Fund's NAV, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on an underlying fund such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude an underlying fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  FIXED-INCOME SECURITIES RISK. Through the Fund's investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause an underlying fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in an underlying fund having to reinvest its proceeds in lower yielding securities. Collateral related




                                                          Risk/return summary  9
  to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing an underlying fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce an underlying fund's returns because the underlying fund will have to reinvest that money at lower prevailing interest rates.



  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  EXCHANGE-TRADED FUNDS RISK. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. ETFs have certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained.

  EXCHANGE-TRADED NOTES RISK. The Fund may invest in ETNs, which are debt securities whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk. The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund's right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.




10  Janus Investment Fund

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION


  The Fund does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and/or semiannual report. Performance information for each underlying fund is available in its prospectus. The performance of the Fund will be compared to the Russell 3000(R) Index, which is the Fund's primary benchmark index. The Russell 3000(R) Index measures the performance of the stocks of the 3,000 largest publicly-traded U.S. companies, based on market capitalization, and it measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. The index is not actively managed and is not available for direct investment. Russell 3000 is a trademark and service mark of the Frank Russell Company. The MPC Allocation Composite Index, a hypothetical combination of unmanaged indices, will be the Fund's secondary benchmark index. This internally-calculated index combines the total returns from the Russell 3000(R) Index (50%), the Barclays Capital U.S. Aggregate Bond Index (25%), and the Morgan Stanley Capital International All Country World ex-U.S. Index (25%).





                                                         Risk/return summary  11

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Fund. Expense information shown reflects estimated annualized expenses that Class I Shares of the Fund expect to incur during their fiscal year. The expense information shown includes administrative fee expenses. It is important for you to know that a decline in the Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Fund. Significant declines in the Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  The Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. The Fund's returns are net of these expenses. The table on the following page provides an estimate of the Fund's expenses based on the initial allocations to the underlying funds and each underlying fund's total annual operating expenses (or "estimated expenses" for any allocation to an underlying fund with less than one year of operations). The table shows the estimated total expenses that result from combining the annual fund operating expenses of the Fund with the estimated underlying funds' expenses. Expenses may be higher or lower depending upon the allocation of the Fund's assets among the underlying funds and the actual expenses of the underlying funds.

  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Class I Shares do not impose sales charges when you buy or sell the Fund's Class I Shares. However, the Fund may invest in underlying funds that may be subject to redemption or exchange fees on the sale of shares held for 90 days or less.


  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.





12  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                                  Class I
 Sales charges.................................................................   None
 Redemption fee................................................................   None(2)
 Exchange fee..................................................................   None





------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                       Acquired    Total Annual              Net Annual
                                                       Fund(5)         Fund                     Fund
                          Management      Other        Fees and      Operating    Expense    Operating
                            Fee(3)     Expenses(4)   Expenses(2)    Expenses(6)   Waivers   Expenses(6)
 MPC Fund -
    Class I                  0.07%        0.40%         0.70%          1.17%       0.02%       1.15%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

 (2) The Fund's redemption of certain underlying funds' shares held for 90 days or less may be subject to an underlying fund's 2.00% redemption fee.

 (3) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital.

 (4) Since Class I Shares of the Fund did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class I Shares of the Fund expect to incur during their fiscal year. Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.


 (5) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. The Fund's "ratio of gross expenses to average net assets" appearing in the Financial Highlights table does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Acquired Fund Fees and Expenses are estimated based on the Fund's allocations to underlying funds.


 (6) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus. For a three-year period which began September 3, 2008 (the predecessor fund's commencement of operations), Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

--------------------------------------------------------------------------------




                                                         Risk/return summary  13

--------------------------------------------------------------------------------
 EXAMPLE:

 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including the operating expenses of the underlying funds) without waivers or recoupments (if applicable) remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                           1 Year   3 Years   5 Years   10 Years
                                           -------------------------------------
 MPC Fund - Class I                         $ 119    $ 372     $ 644     $ 1,420



--------------------------------------------------------------------------------




14  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks of the Fund" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

  Janus Capital's MPC process attempts to maximize returns for a targeted level of risk by investing the Fund's assets in underlying funds comprised of equities, fixed-income securities, money market instruments, alternative investments (such as commodities-related investments and real estate securities), and alternative investment strategies (such as leveraged and sector-based strategies).

  During the first part of the MPC process, Janus Capital defines each asset category (i.e., Core, Alpha, and Alternative) based on certain factors and assigns each underlying fund to an asset category. The Core category is comprised of funds that hold market-oriented equity or fixed-income investments that provide shareholders with access to a broad range of investable assets in proportion to each asset classes' representation in today's global, integrated market as determined by Janus Capital. The Alpha category is comprised of funds that invest in a broad range of traditional asset classes and that have historically outperformed their respective benchmark indices within parameters established by Janus Capital. The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain ETFs, investments with hedge fund strategy exposure, commodities-related securities, real estate securities, structured products, or funds that invest in them.

  The following table illustrates the Fund's expected average asset allocation ranges among the asset categories.

  Asset Category(1)                       Allocation Range    Expected Allocation
  -------------------------------------------------------------------------------
  Core                                         50%-70%                60%
  Alpha                                        20%-40%                30%
  Alternative                                   5%-15%                10%
  -------------------------------------------------------------------------------



  (1) As defined by Janus Capital.

  After defining and assigning appropriate asset categories, Janus Capital uses quantitative analysis and the portfolio manager's judgment to efficiently allocate assets across underlying funds and other securities. Janus Capital then monitors the Fund's allocation on a regular basis and may reallocate assets among the various underlying funds and investments on a quarterly basis. Janus Capital may at times modify asset categories or allocations in response to additional research,

                                   Principal investment strategies and risks  15
  changing market conditions, or other factors such as tax considerations or limitations imposed by securities laws.

  The Fund will indirectly invest in different asset classes such as equity securities (including both growth- and value-style equities), fixed-income instruments (including fixed-income instruments of any credit quality and having any maturity or duration), and alternative asset classes. The following table illustrates the Fund's expected average asset allocation ranges among the asset classes.

  Asset Class                             Allocation Range    Expected Allocation
  -------------------------------------------------------------------------------
  Equity                                       60%-90%                64%
  Fixed Income                                 15%-30%                26%
  Alternative Strategies(1)                     5%-15%                10%
  -------------------------------------------------------------------------------




  (1) Alternative Strategies include, but are not limited to, commodities-related securities, real estate-related securities, and other securities less correlated to the market.


  Although the Fund may invest in any or all of the underlying funds that are described in Appendix A of this Prospectus, it is expected that the Fund will normally invest in only some of the underlying funds at any particular time. The Fund's investment in any underlying fund may exceed 25% of the Fund's total assets. For information on the underlying Janus funds currently available for investment by the Fund, including investment objectives and strategies, see "Investment Objectives and Strategies of the Underlying Funds" in Appendix A. In addition to investing in the underlying funds, at the discretion of Janus Capital and without shareholder notification, the Fund may invest in additional Janus funds established in the future.




16  Janus Investment Fund

  The following table shows the target investment allocation of the Fund in each category and the list of currently available underlying funds for that category as of the date of this Prospectus. These categories and allocations may change at any time without notice.


                                                                            MPC FUND
                                                                        TARGET ALLOCATION
            ASSET CATEGORY - POTENTIAL UNDERLYING FUNDS*              (PER ASSET CATEGORY)

CORE                                                                                 60.0%
  INTECH Risk-Managed Core Fund                Janus Growth and Income Fund
  INTECH Risk-Managed Growth Fund              Janus International Equity Fund
  INTECH Risk-Managed International Fund       Janus Research Core Fund
  INTECH Risk-Managed Value Fund               Janus Research Fund
  Janus Balanced Fund                          Janus Short-Term Bond Fund
  Janus Enterprise Fund                        Janus Triton Fund
  Janus Flexible Bond Fund                     Perkins Large Cap Value Fund
  Janus Fund                                   Perkins Mid Cap Value Fund
  Janus Global Research Fund                   Perkins Small Cap Value Fund
ALPHA                                                                                30.0%
  Janus Contrarian Fund                        Janus International Forty Fund
  Janus Forty Fund                             Janus Orion Fund
  Janus Global Life Sciences Fund              Janus Overseas Fund
  Janus Global Opportunities Fund              Janus Twenty Fund
  Janus Global Technology Fund                 Janus Venture Fund
  Janus High-Yield Fund                        Janus Worldwide Fund
ALTERNATIVE+                                                                         10.0%
  Janus Global Real Estate Fund
  Janus Long/Short Fund
  Unaffiliated ETFs



* The Fund intends to invest in the most cost effective class of shares of the Janus Investment Fund underlying funds.

+ The Alternative Category may also be comprised of other investments such as ETNs, derivatives, real estate-related securities, or structured products.



  Actual holdings percentages may vary due to actual cash flows and changes to the underlying funds' asset values. In addition, the Fund may reallocate its assets among these or any other funds as described in this Prospectus, including investing a portion or all of its assets in cash equivalents or a money market fund. The Fund and underlying funds may purchase unlimited shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. Janus Capital may change the asset class and category allocations, the potential underlying funds, an underlying fund's asset category, or the weightings without notice to shareholders. Information regarding the Fund's actual allocations to underlying funds and alternative strategies is available to shareholders on a periodic basis through the Fund's annual and semiannual reports, reports filed with the Securities and Exchange Commission, and at janus.com/info. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent allocation information.





                                   Principal investment strategies and risks  17

  The following chart summarizes the management process:

  ACTION                                                              NORMAL FREQUENCY
  Establish strategic asset class allocation policy                   Annually
  Allocate daily cash flows using target proportions                  Daily
  Monitor model variances and, if necessary, rebalance                Daily
  Review/rebalance Fund allocations                                   Quarterly
  Review asset (and sub-asset) class exposures/classifications        Annually


  The following are general policies that apply to the Fund and the underlying funds.

  CASH POSITION
  The Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  PORTFOLIO TURNOVER
  The Fund normally seeks long-term investment, although the Fund may sell shares of the underlying funds regardless of how long they have been held, subject to any redemption fees of the underlying funds. Fund turnover is affected by the optimization process, market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the judgment of the portfolio manager. Changes are normally made in the Fund's holdings whenever the optimization process suggests a change or the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions regarding asset allocations among the underlying funds. The Fund's transactions in the underlying funds do not entail brokerage commissions, but may result in taxable capital gains and/or redemption fees.

RISKS OF THE FUND

  You may experience volatility and lose money by investing in the Fund. The Fund intends to allocate assets among underlying funds that invest in stocks, bonds, and alternative strategy investments and may invest in money market instruments or cash/cash equivalents, while also making efforts to minimize risk exposure within the selection of investments in a variety of Janus funds. Janus



18  Janus Investment Fund

  Capital's allocation of the Fund's assets to certain asset classes, asset categories, and underlying funds may not be successful in achieving the Fund's objective. There is a risk that you may achieve lower returns by investing in the Fund instead of investing directly in an underlying fund. The Fund's returns are directly related to the aggregate performance and expenses of the underlying funds in which it invests. Certain of the underlying funds in which the Fund may invest have operated for shorter time periods and therefore have limited investment results, smaller asset bases, and estimated expense ratios. Investments by the Fund in such an underlying fund may increase the indirect expenses paid by the Fund and may result in the Fund not achieving its investment objective.


  There is additional risk for the Fund with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the Fund indirectly having concentrated assets in a particular industry, geographical sector, or single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the Fund's returns. The Fund does not control the investments of the underlying funds, and any indirect concentration occurs as a result of the underlying funds following their investment objectives.

  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Because Janus Capital is the adviser to the Fund and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying funds. The officers and Board of Trustees of the Fund may also serve as officers and Board of Trustees of the underlying funds. Conflicts may arise as the officers and Board of Trustees seek to fulfill their fiduciary responsibilities to both the Fund and the underlying funds. Purchases and redemptions of an underlying fund by the Fund due to reallocations or rebalancing may result in an underlying fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase an underlying fund's transaction costs. Large redemptions by the Fund may cause an underlying fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund's Statement of Additional Information ("SAI").




                                   Principal investment strategies and risks  19

  The Fund invests in underlying funds that may invest substantially all of their assets in common stocks. The main risk associated with investing in those funds is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, an underlying fund's share price may also decrease.

  An underlying fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, exchange-traded funds, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.

  The following information is designed to help you better understand some of the risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund's investment allocation. The greater the Fund's allocation to an underlying fund or investment, the greater the Fund's exposure to the risks associated with that underlying fund or investment.

  BANK LOAN RISK. Certain underlying funds may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause an underlying fund to lose income or principal on a particular investment, which in turn could affect the underlying fund's returns, and you could lose money.

  CONCENTRATION RISK. An underlying fund may focus its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the underlying fund's NAV. In addition, an underlying fund that concentrates its assets in the real estate or real estate-related industry will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, REIT prices may drop, and changes in federal or state tax laws may affect the value of the securities held by an underlying fund. Real estate-related companies are also generally sensitive to



20  Janus Investment Fund
  interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. Such underlying funds' returns may be more volatile than those of less concentrated underlying funds.

  CREDIT RISK. A fundamental risk of an underlying fund's investments in debt securities, including floating rate loans, is credit risk, which is the risk that the borrower may default on obligations to pay principal or interest when due. Non-payment by a borrower may affect the value of the security and may decrease an underlying fund's return. Because the value of a floating rate loan will be based in part on the credit quality of a borrower, the value of one or more securities held by an underlying fund can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. There is prepayment risk with investments in mortgage- and asset-backed securities and collateral related to such investments that may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  EMERGING MARKETS RISK. An underlying fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). To the extent that an underlying fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which an underlying fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for an underlying fund to obtain or to enforce a judgment against the issuers of such securities. An underlying fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

  FINANCIAL SERVICES AND MORTGAGE MARKETS RISK. With respect to collateral received in repurchase transactions or other investments, an underlying fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on an underlying fund, including minimizing the value of any collateral.

  FOREIGN EXPOSURE RISK. Certain underlying funds may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, an underlying fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political



                                   Principal investment strategies and risks  21
  or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund's performance than it would in a more geographically diversified portfolio. An underlying fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  GROWTH SECURITIES RISK. Certain underlying funds invest in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If a portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  HIGH-YIELD/HIGH-RISK BOND RISK. Janus High-Yield Fund may invest without limit in higher-yielding/higher-risk bonds, and certain underlying funds will limit their investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of their net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of an underlying fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

  INDUSTRY RISK. Although the Fund does not concentrate its investments in specific industries, certain underlying funds may invest in companies related in such a way that they react similarly to certain specific industry pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in an underlying fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in an underlying fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, such underlying funds' returns may be considerably more volatile than the returns of an underlying fund that does not invest in similarly related companies.

  INVESTMENT PROCESS RISK. The optimization process used by Janus Capital and the proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net



22  Janus Investment Fund
  taxable gains or losses for shareholders. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the underlying fund may not outperform its respective benchmark index.


  LEVERAGE RISK. Leverage occurs when an underlying fund increases its assets available for investment through borrowings or similar transactions. In accordance with an underlying fund's investment policy, the underlying fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), including for investment purposes, as well as engaging in the use of short sales. An underlying fund's use of leverage may result in risks and can magnify the effect of any gains or losses, causing the underlying fund to be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.

  LONG/SHORT RISK. The value of an underlying fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if an underlying fund's portfolio managers are incorrect about their assessment of a company's intrinsic worth. The value of an underlying fund's long portfolio could also decrease if the stock market goes down, regardless of how well the businesses of individual companies in the portfolio perform. Conversely, the value of an underlying fund's short positions may decrease if the value of an individual company or multiple companies in the portfolio increases in value or if the stock market goes up, regardless of how well the businesses of individual companies in the portfolio perform. If the value of an underlying fund's portfolio decreases, the underlying fund's NAV will also decrease.

  NONDIVERSIFICATION RISK. Certain underlying funds are classified as nondiversified under the 1940 Act. As a result, an increase or decrease in the value of a single security may have a greater impact on an underlying fund's NAV and total return. Being nondiversified may also make an underlying fund more susceptible to financial, economic, political, or other developments that may impact a security. Although an underlying fund may ordinarily satisfy the requirements for a diversified fund and may have operated as diversified, its nondiversified classification gives the underlying fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than an underlying fund that is classified as diversified. An underlying fund's policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the underlying fund's share price.




                                   Principal investment strategies and risks  23

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover of underlying funds may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  REAL ESTATE RISK. Investments in certain underlying funds' shares represent an indirect investment in real estate-related securities owned by the underlying fund. The value of securities of issuers in the real estate industry, including REITs, is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the issuer. REITs that invest in real estate mortgages are also subject to prepayment risk. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  SECURITIES LENDING RISK. An underlying fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When an underlying fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying fund may experience delays and costs in recovering the security or gaining access to the collateral. If the underlying fund is unable to recover a security on loan, the underlying fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying fund.

  SHORT SALES RISK. Short sales are speculative transactions and involve special risks, including a greater reliance on the ability of an underlying fund's portfolio manager to accurately anticipate the future value of a security. An underlying fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. An underlying fund's losses are potentially unlimited in a short sale transaction. The use of short sales may also cause an underlying fund to have higher expenses than those of other underlying funds. In addition, due to the investment process of long and short positions, an underlying fund may be subject to additional transaction costs that may lower the underlying fund's returns. An underlying fund's use of short sales may also have a leveraging effect on the underlying fund's portfolio.

  SMALL- AND MID-SIZED COMPANIES RISK. Due to certain underlying funds' investments in securities issued by small- and mid-sized companies, the underlying funds' NAV may fluctuate more than that of an underlying fund investing



24  Janus Investment Fund
  primarily in large companies. Small- and mid-sized companies' securities may pose greater market, liquidity, and information risks because of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on an underlying fund's returns, especially as market conditions change.

  VALUE INVESTING RISK. Certain underlying funds invest in "value" stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.




                                   Principal investment strategies and risks  25

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and the underlying funds. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio, as well as the investment portfolios of certain underlying funds, and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the 1940 Act.


MANAGEMENT EXPENSES




  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Janus Capital also receives an investment advisory fee for managing the underlying funds. Refer to the underlying funds' prospectuses for specific information about investment advisory fees.



  The following table reflects the Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers).



26  Janus Investment Fund

  The rate shown is a fixed rate based on the Fund's average daily net assets.


                                                                                   Actual Investment
                                                                 Contractual          Advisory Fee
                                            Average Daily        Investment         Rate(1) (%) (for
                                             Net Assets       Advisory Fee (%)   the fiscal year ended
  Fund Name                                  of the Fund        (annual rate)        July 31, 2008)
------------------------------------------------------------------------------------------------------
  MPC Fund                                All Asset Levels          0.07                 N/A(2)
------------------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) Since the Fund commenced operations on September 3, 2008, no Actual Investment Advisory Fee information is available.



  A discussion regarding the basis for the Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  MPC Fund                                                0.45
--------------------------------------------------------------------------







                                                      Management of the Fund  27

SUBADVISERS OF CERTAIN UNDERLYING FUNDS


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to four of the underlying funds: INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds"). INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the underlying Risk-Managed Funds. Janus Capital owns approximately 92% of INTECH.



  PERKINS INVESTMENT MANAGEMENT LLC ("PERKINS") (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to the underlying Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the underlying Perkins Large Cap Value Fund's, Perkins Mid Cap Value Fund's, and Perkins Small Cap Value Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.





28  Janus Investment Fund

INVESTMENT PERSONNEL

JANUS MODULAR PORTFOLIO CONSTRUCTION FUND
--------------------------------------------------------------------------------
    DANIEL SCHERMAN, CFA, is Executive Vice President and Portfolio Manager of Janus Modular Portfolio Construction Fund. Mr. Scherman has sole responsibility and authority on allocations to underlying funds, as well as oversight over the Fund's cash management. In fulfilling his Portfolio Manager duties, Mr. Scherman collaborates with the Asset Allocation Committee to suggest modifications to the optimization process, the categorization or weightings of underlying funds, or to substitute other underlying funds in order to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. Mr.
    Scherman is also Portfolio Manager of other Janus accounts. He joined
    Janus Capital in 2005 as Director of Risk and Trading. Prior to joining Janus Capital, Mr. Scherman served as Vice President, Senior Quantitative Analyst, and Portfolio Manager from 2001 to 2005 for Massachusetts
    Financial Services, where he also served as a Global Fixed Income
    Portfolio Manager and Currency Specialist from 1992 to 2001. Mr. Scherman holds a Bachelor's degree in Economics and History from Dartmouth College and a Master of Business Administration degree from Boston University. He holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




                                                      Management of the Fund  29

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class I Shares are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments. The Shares are not offered directly to individual investors. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  The Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund or portfolio without seeking shareholder vote or consent.



30  Janus Investment Fund

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



                                                           Other information  31
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre-




32  Janus Investment Fund
  and post- judgment interest, attorneys' fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  33

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the

34  Janus Investment Fund
  increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, Fund distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181). Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




                                                     Distributions and taxes  35

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


  Certain transactions of the Fund or underlying funds may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund or underlying fund may generate unqualified income that can impact an investor's taxes.



  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





36  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. The Shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.


  The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans and foundations/endowments. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's investment in an underlying fund is based upon the NAV of the underlying fund. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the underlying funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the

                                                         Shareholder's guide  37

  NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The underlying funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, the value for a particular security of a non-money market underlying fund may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of an underlying fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While underlying funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that an underlying fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of an underlying fund may dilute the NAV of that underlying fund, which negatively impacts long-term shareholders of the underlying fund. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.


  The prospectuses for the underlying funds in which the Fund invests explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption,



38  Janus Investment Fund
  and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

ADMINISTRATIVE FEES

  Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class I Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings,



                                                         Shareholder's guide  39
  seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, considering which share class of the Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.




40  Janus Investment Fund

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Fund, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required



                                                         Shareholder's guide  41
  minimum. Please note that you may incur a tax liability as a result of a redemption.

  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with the Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCHANGES

  Contact your financial intermediary, a Janus representative (1-800-333-1181), or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received.


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to the appropriate



42  Janus Investment Fund
  plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.




                                                         Shareholder's guide  43

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with the Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Janus funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).

  Generally, a purchase and redemption of Shares from the Fund within 90 calendar days (i.e., "round trip") may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.




44  Janus Investment Fund

  The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Fund's Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without



                                                         Shareholder's guide  45
  prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Underlying funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by an underlying fund, which, in turn, may be held by the Fund, based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the underlying fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of an underlying fund or the Fund, which negatively impacts long-term shareholders. Although the underlying funds have adopted fair valuation policies and procedures intended to reduce the underlying fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the underlying fund.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their



46  Janus Investment Fund
  transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab at janus.com/info.



  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.


  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the



                                                         Shareholder's guide  47
  date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments in the underlying funds and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) to obtain these reports. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.





48  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------




  The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share.



  Janus Modular Portfolio Construction Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of Janus Adviser Modular Portfolio Construction Fund (the "predecessor fund") into the Fund. For Janus Modular Portfolio Construction Fund, the financial highlights shown are for the Class I Shares of the predecessor fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


  The total return in the table represents the rate that an investor would have earned (or lost) on an investment in Class I Shares of the Fund (assuming reinvestment of all dividends and distributions).


                                                        Financial highlights  49

JANUS MODULAR PORTFOLIO CONSTRUCTION FUND - CLASS I*
                                                                            Janus Adviser Modular
                                                                           Portfolio Construction
                                                                               Fund - Class I
-----------------------------------------------------------------------------------------------------
                                                                                Period ended
                                                                                 January 31
                                                                                   2009(1)
                                                                                 (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                               $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                                         0.29
 Net gain/(loss) on securities (both realized and unrealized)                       (2.95)

 Total from investment operations                                                   (2.66)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                               (0.08)
 Distributions from capital gains                                                       --

 Total distributions                                                                (0.08)


 NET ASSET VALUE, END OF PERIOD                                                      $7.26


 Total return(2)                                                                  (26.55)%

 Net assets, end of period (in thousands)                                             $305
 Average net assets for the period (in thousands)                                     $247
 Ratio of gross expenses to average net assets(3)(4)(5)                              0.45%
 Ratio of net expenses to average net assets(3)(6)                                   0.45%
 Ratio of net investment income/(loss) to average net assets(3)                     11.73%
 Portfolio turnover rate(3)                                                            49%
-----------------------------------------------------------------------------------------------------




 * Effective July 6, 2009, Class I Shares of Janus Adviser Modular Portfolio Construction Fund (the "predecessor fund") were reorganized into Class I Shares of Janus Modular Portfolio Construction Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


(1) Period September 3, 2008 (inception date) through January 31, 2009.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The ratio was 27.54% in 2009 (unaudited) before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.





50  Janus Investment Fund

APPENDIX A
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND STRATEGIES OF THE UNDERLYING FUNDS



  The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes. Additional details are available in the underlying funds' prospectuses. The Board of Trustees of the underlying Janus funds may change the investment objectives or strategies of the underlying funds at any time without notice to Fund shareholders.

  The Fund may allocate assets to all or some of these underlying funds when rebalancing the Fund's investments. At the discretion of Janus Capital and without shareholder notice, the Fund may invest in additional Janus funds established in the future.

  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN EQUITY SECURITIES

  INTECH RISK-MANAGED CORE FUND (formerly named INTECH Risk-Managed Stock Fund) seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  INTECH RISK-MANAGED GROWTH FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  INTECH RISK-MANAGED INTERNATIONAL FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  INTECH RISK-MANAGED VALUE FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The fund normally invests at least 25% of its

                                                                  Appendix A  51
  assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term investments.


  JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.


  JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $15.5 billion.


  JANUS FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


  JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. As of March 31, 2009, the fund's weighted average market capitalization was $48.7 billion.


  JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its



52  Janus Investment Fund
  total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred



                                                                  Appendix A  53
  stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

  JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

  JANUS INTERNATIONAL FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


  JANUS ORION FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of March 31, 2009, the fund held stocks of 45 companies. Of these holdings, 30 comprised approximately 78.6% of the fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.



  JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets.


  JANUS RESEARCH CORE FUND (formerly named Janus Fundamental Equity Fund) seeks long-term growth of capital. The fund pursues its investment objective by



54  Janus Investment Fund
  investing primarily in equity securities selected for their growth potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). The fund may invest in companies of any size.

  JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

  JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund's initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

  JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its



                                                                  Appendix A  55
  assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000(R) Value Index. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $338.9 billion, and the median market capitalization was $2.4 billion.



  PERKINS MID CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $15.5 billion.



  PERKINS SMALL CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund's portfolio managers. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $2 million to $3 billion.


  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN FIXED-INCOME SECURITIES


  JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.


  JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective.



56  Janus Investment Fund

  The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.

  JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

  POTENTIAL UNDERLYING FUNDS PRIMARILY UTILIZING ALTERNATIVE STRATEGIES

  JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts ("REITs") and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund's investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund's investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.


  JANUS LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The fund's portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle




                                                                  Appendix A  57
  and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the fund's investment policies.




58  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the underlying funds may invest. The underlying funds and, in some instances, the Fund may invest in these instruments to the extent permitted by their investment objectives and policies. The underlying funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If an underlying fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. An underlying fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the underlying fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. An underlying fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred

                                                Glossary of investment terms  59
  stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which



60  Janus Investment Fund
  means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an underlying fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which an underlying fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that an underlying fund must pay if these investments are profitable, the underlying fund may make various elections permitted by the tax laws. These elections could require that an underlying fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.




                                                Glossary of investment terms  61

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have



62  Janus Investment Fund
  maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of



                                                Glossary of investment terms  63
  principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. An underlying fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. An underlying fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. An underlying fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. An underlying fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).




64  Janus Investment Fund

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. An underlying fund may purchase and write put and call options on securities, securities indices, and foreign currencies. An underlying fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which an underlying fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of an underlying fund's total assets in an industry or group of industries.


  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain underlying funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger



                                                Glossary of investment terms  65
  positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by an underlying fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the underlying fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, an underlying fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by an underlying fund to another party (generally a bank or dealer) in return for cash and an agreement by the underlying fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which an underlying fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that an underlying fund owns, or the underlying fund has the right to obtain the amount of the security sold short at a specified date in the future. An underlying fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the underlying fund loses the opportunity to participate in the gain. For short sales, the underlying fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, an underlying fund will realize a short-term capital gain. Although an underlying fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. An underlying fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks



66  Janus Investment Fund
  and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  67

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68

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.


           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)


                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687

            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009







                              JANUS INVESTMENT FUND
                  JANUS MODULAR PORTFOLIO CONSTRUCTION(R) FUND
                                 CLASS S SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes Janus Modular Portfolio Construction Fund ("MPC Fund" or the "Fund"), a portfolio of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund.


              The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Only Class S Shares (the "Shares") are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.


              Modular Portfolio Construction is a registered trademark of Janus International Holding LLC; and other marks referred to herein are the trademarks, servicemarks, registered trademarks, or registered servicemarks of the respective owners thereof.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Modular Portfolio Construction Fund..........     5

FEES AND EXPENSES....................................    12

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Principal investment strategies of the Fund........    15
  Risks of the Fund..................................    18

MANAGEMENT OF THE FUND
  Investment adviser.................................    26
  Management expenses................................    26
  Investment personnel...............................    29

OTHER INFORMATION....................................    30

DISTRIBUTIONS AND TAXES..............................    34

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    37
  Distribution and service fees......................    39
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    40
  Purchases..........................................    41
  Exchanges..........................................    42
  Redemptions........................................    43
  Excessive trading..................................    44
  Shareholder communications.........................    48

FINANCIAL HIGHLIGHTS.................................    49

APPENDIX A...........................................    51

GLOSSARY OF INVESTMENT TERMS.........................    59





                                                            Table of contents  1

JANUS MODULAR PORTFOLIO CONSTRUCTION FUND

  This Prospectus provides information about Janus Modular Portfolio Construction Fund (the "MPC Fund" or the "Fund"), a mutual fund that invests primarily in other Janus mutual funds (the "underlying funds") but also may invest directly in individual securities. Because it invests in other funds, the Fund is considered a "fund of funds." The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing primarily in other mutual funds, rather than in individual stocks or bonds. A fund of funds bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. The Fund is best suited for long-term investors.

  The Fund seeks long-term growth of capital with a secondary emphasis on income. In an attempt to construct a diversified portfolio that maximizes risk-adjusted returns relative to the MPC Allocation Composite Index (defined later in the Prospectus), Janus Capital Management LLC ("Janus Capital"), the Fund's investment adviser, utilizes Modular Portfolio Construction (MPC) when allocating Fund assets. MPC is a proprietary portfolio-building methodology that seeks to enhance the traditional techniques of portfolio construction. The MPC process that is applied to the Fund involves three steps: 1) Define and Allocate Among Asset Categories; 2) Optimization; and 3) Rebalancing.

  DEFINE AND ALLOCATE AMONG ASSET CATEGORIES. Janus Capital defines three distinct asset categories: Core, Alpha, and Alternative. Janus Capital assigns each fund or security in which the Fund invests to one of those categories as follows:

  - The Core category is comprised of funds that hold equity or fixed-income investments that provide shareholders with access to a broad range of investable assets in proportion to each asset class' representation in today's global, integrated market as determined by Janus Capital.

  - The Alpha category is comprised of funds that invest in a broad range of traditional asset classes (which includes equity and fixed income investments) and that have historically outperformed their respective benchmark indices within parameters established by Janus Capital. The Alpha category is less focused on the asset class composition of the global market.

  - The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain exchange-traded funds ("ETFs"), exchange-traded notes ("ETNs"), hedge fund strategy investments, commodities, real estate securities, structured products, or funds that invest in them.




2  Janus Investment Fund

  Janus Capital then determines how the Fund's current assets should be allocated among the categories. The following table indicates the Fund's target allocation ranges, among the asset categories.

  Asset Category(1)                       Allocation Range    Expected Allocation
  -------------------------------------------------------------------------------
  Core                                         50%-70%                60%
  Alpha                                        20%-40%                30%
  Alternative                                   5%-15%                10%
  -------------------------------------------------------------------------------



  (1) As defined by Janus Capital.

  OPTIMIZATION. To identify the most appropriate underlying funds in each asset category, Janus Capital performs a quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship to other underlying funds, as well as uses the portfolio manager's judgment on asset allocations ("optimization process"). The goal of the optimization process is to identify a mix of underlying funds and securities that has the potential for enhanced risk-adjusted returns. Once the optimization process identifies the appropriate underlying funds, the Fund invests its assets in the selected underlying funds.

  REBALANCING. On a quarterly basis, the Fund's investments are rebalanced to reflect changes resulting from Janus Capital's optimization process, market fluctuations, or in response to various economic or other factors as deemed appropriate by the portfolio manager.

  As a result of its investment in underlying funds and other securities, the Fund will be exposed to different asset classes such as equity securities (including both growth- and value-style equities and U.S. and non-U.S. based companies), fixed-income instruments (including fixed-income instruments of any credit quality and having any maturity and duration), and alternative asset classes.

  The following table provides the Fund's expected allocation ranges among the traditional asset classes.

  Asset Class                             Allocation Range    Expected Allocation
  -------------------------------------------------------------------------------
  Equity                                       60%-90%                64%
  Fixed Income                                 15%-30%                26%
  Alternative Strategies(1)                     5%-15%                10%
  -------------------------------------------------------------------------------




  (1) Alternative Strategies include, but are not limited to, commodities-related securities, real estate-related securities, and other securities less correlated to the market.


  The underlying Janus funds listed in Appendix A invest in varying percentages of equity securities, fixed-income, and alternative securities. These funds have been selected as potential investments because they represent a universe of investment strategies, asset categories and asset classes that may help achieve the Fund's investment objective. For information on the potential underlying Janus funds currently available for investment by the Fund, including investment objectives and



                                    Janus Modular Portfolio Construction Fund  3
  strategies, see "Investment Objectives and Strategies of the Underlying Funds" in Appendix A.




4  Janus Investment Fund

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS MODULAR PORTFOLIO CONSTRUCTION FUND

  Janus Modular Portfolio Construction Fund is designed for investors who primarily seek returns over time consistent with growth of capital and, secondarily, income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  MPC FUND seeks long-term growth of capital with a secondary emphasis on income.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its objective by investing in a diversified portfolio of underlying Janus mutual funds and securities. The Fund utilizes Janus Capital's MPC process to allocate assets across the following three asset categories (as defined by Janus Capital):

  - Core - The Core category seeks to provide market-like exposure by investing in funds that in turn primarily invest in a broad range of traditional asset classes such as large-, mid-, and small-cap stocks, U.S. and non-U.S. stocks, growth and value stocks, and investment-grade bonds. While not a primary strategy, the underlying funds may also invest in emerging market stocks and high-yield bonds. A primary goal of the Core portfolio is to provide shareholders with access to a broad range of investable assets in proportion to each asset class' representation in today's global, integrated market as determined by Janus Capital.

  - Alpha - The Alpha category seeks to generate higher-than-market returns on a risk-adjusted basis by investing in funds that in turn invest in a broad range of traditional asset classes such as large-, mid-, and small-cap stocks, U.S. and non-U.S. stocks, growth and value stocks, emerging market stocks, investment-grade bonds, and high-yield bonds. Unlike funds in the Core category, the Alpha category is less focused on the asset class composition of the global market. Instead, the Alpha category is comprised of funds, unconstrained by asset class or investment style, that Janus Capital believes may generate higher-than-market returns over a market cycle.


                                                          Risk/return summary  5

  - Alternative - The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain ETFs, ETNs, investments with hedge fund strategy exposure, commodities-related securities, real estate securities, and structured products.

  The Fund attempts to maximize returns by investing the Fund's assets in underlying funds investing in stocks (U.S. and non-U.S.), bonds, cash equivalents, alternative asset classes (such as real estate securities and commodity-related securities), and alternative investment strategies (such as leveraged and sector-based strategies). The target allocation of the Fund's assets among underlying funds is based on an optimization process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds, as well as the portfolio manager's judgment. Janus Capital analyzes Fund allocations on a regular basis in order to integrate current market data and reallocates on a quarterly basis.

  The Fund's portfolio manager determines the overall composition of the Fund, oversees the investment process, and is responsible for the day-to-day management of the Fund. The portfolio manager consults with a committee comprised of Janus Capital investment professionals ("Asset Allocation Committee") to regularly review the proprietary MPC process and the allocation of the Fund's assets among the underlying funds to determine modifications to the underlying funds' asset categories and/or weightings, or to substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. The portfolio manager and Asset Allocation Committee normally review asset allocations on a quarterly basis. The portfolio manager oversees the implementation of trades on behalf of the Fund.


  The Fund's investments will be rebalanced to the identified optimal weightings on a quarterly basis, although more frequent changes can occur. The Fund's asset class or category, category allocations, underlying funds, or underlying fund weightings may change without shareholder notice.


  The Fund will normally allocate approximately 90% of its assets to Janus-managed mutual funds and approximately 10% to unaffiliated pooled investment vehicles (e.g., ETFs) and derivatives. For information on the potential underlying Janus funds currently available for investment by the Fund, including investment objectives and strategies, see "Investment Objectives and Strategies of the Underlying Funds" in Appendix A.

  The Fund may invest in ETFs and ETNs to complement its investment in the underlying funds if there are asset classes not covered by the underlying funds or to better manage cash positions.




6  Janus Investment Fund

  The Fund may use derivatives (including, but not limited to, swap agreements) for a variety of purposes, including to earn income and enhance uncorrelated returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments.

  When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking growth of capital and, to a lesser extent, income. Investments in a portfolio with common stock and alternative investment exposure tend to be more volatile than many other investment choices.

  MAIN RISKS ASSOCIATED WITH THE FUND

  ALLOCATION RISK. The Fund's ability to achieve its investment objective depends largely upon Janus Capital's allocation of assets among the underlying funds and other securities, using the optimization process and the judgment of the portfolio manager. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it



                                                          Risk/return summary  7
  contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  COMMODITY-LINKED DERIVATIVE INVESTMENT RISK. The Fund may invest in derivatives that have exposure to the commodities markets. This exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

  AFFILIATED FUND RISK. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus funds are generally higher than the fees paid to Janus Capital by the Fund or by other funds available for investment by the Fund. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. Janus Capital, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

  MAIN RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND SECURITIES

  The biggest risk is that the underlying funds' returns may vary, and you could lose money.

  MARKET RISK. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if a portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of an underlying fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests (for example, growth-oriented securities or value-oriented securities). If



8  Janus Investment Fund
  the value of an underlying fund's portfolio decreases, the underlying fund's net asset value ("NAV") may also decrease, resulting in a decrease in the Fund's NAV, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on an underlying fund such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude an underlying fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  FIXED-INCOME SECURITIES RISK. Through the Fund's investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause an underlying fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in an underlying fund having to reinvest its proceeds in lower yielding securities. Collateral related




                                                          Risk/return summary  9
  to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing an underlying fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce an underlying fund's returns because the underlying fund will have to reinvest that money at lower prevailing interest rates.



  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  EXCHANGE-TRADED FUNDS RISK. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. ETFs have certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained.

  EXCHANGE-TRADED NOTES RISK. The Fund may invest in ETNs, which are debt securities whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk. The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund's right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.




10  Janus Investment Fund

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION


  The Fund does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and/or semiannual report. Performance information for each underlying fund is available in its prospectus. The performance of the Fund will be compared to the Russell 3000(R) Index, which is the Fund's primary benchmark index. The Russell 3000(R) Index measures the performance of the stocks of the 3,000 largest publicly-traded U.S. companies, based on market capitalization, and it measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. The index is not actively managed and is not available for direct investment. Russell 3000 is a trademark and service mark of the Frank Russell Company. The MPC Allocation Composite Index, a hypothetical combination of unmanaged indices, will be the Fund's secondary benchmark index. This internally-calculated index combines the total returns from the Russell 3000(R) Index (50%), the Barclays Capital U.S. Aggregate Bond Index (25%), and the Morgan Stanley Capital International All Country World ex-U.S. Index (25%).





                                                         Risk/return summary  11

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class S Shares of the Fund. Expense information shown reflects estimated annualized expenses that Class S Shares of the Fund expect to incur during their fiscal year. It is important for you to know that a decline in the Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Fund. Significant declines in the Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  The Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. The Fund's returns are net of these expenses. The table on the following page provides an estimate of the Fund's expenses based on the initial allocations to the underlying funds and each underlying fund's total annual operating expenses (or "estimated expenses" for any allocation to an underlying fund with less than one year of operations). The table shows the estimated total expenses that result from combining the annual fund operating expenses of the Fund with the estimated underlying funds' expenses. Expenses may be higher or lower depending upon the allocation of the Fund's assets among the underlying funds and the actual expenses of the underlying funds.

  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Class S Shares do not impose sales charges when you buy or sell the Fund's Class S Shares. However, the Fund may invest in underlying funds that may be subject to redemption or exchange fees on the sale of shares held for 90 days or less.


  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.





12  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                                  Class S
 Sales charges.................................................................   None
 Redemption fee................................................................   None(2)
 Exchange fee..................................................................   None





------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                               Acquired    Total Annual              Net Annual
                                Distribution                   Fund(6)         Fund                     Fund
                   Management      (12b-1)        Other        Fees and      Operating    Expense    Operating
                     Fee(3)        Fees(4)     Expenses(5)   Expenses(2)    Expenses(7)   Waivers   Expenses(7)
 MPC Fund -
   Class S            0.07%         0.25%         0.54%         0.70%          1.56%       0.00%       1.56%




--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

 (2) The Fund's redemption of certain underlying funds' shares held for 90 days or less may be subject to an underlying fund's 2.00% redemption fee.

 (3) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital.
 (4) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (5) Since Class S Shares of the Fund did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class S Shares of the Fund expect to incur during their fiscal year. Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class S Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.


 (6) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. The Fund's "ratio of gross expenses to average net assets" appearing in the Financial Highlights table does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Acquired Fund Fees and Expenses are estimated based on the Fund's allocations to underlying funds.


 (7) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus. For a three-year period which began September 3, 2008 (the predecessor fund's commencement of operations), Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

--------------------------------------------------------------------------------




                                                         Risk/return summary  13

--------------------------------------------------------------------------------

 EXAMPLE:

 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including the operating expenses of the underlying funds) without waivers or recoupments (if applicable) remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                           1 Year   3 Years   5 Years   10 Years
                                           -------------------------------------
 MPC Fund - Class S                         $ 159    $ 493     $ 850     $ 1,856



--------------------------------------------------------------------------------




14  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks of the Fund" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

  Janus Capital's MPC process attempts to maximize returns for a targeted level of risk by investing the Fund's assets in underlying funds comprised of equities, fixed-income securities, money market instruments, alternative investments (such as commodities-related investments and real estate securities), and alternative investment strategies (such as leveraged and sector-based strategies).

  During the first part of the MPC process, Janus Capital defines each asset category (i.e., Core, Alpha, and Alternative) based on certain factors and assigns each underlying fund to an asset category. The Core category is comprised of funds that hold market-oriented equity or fixed-income investments that provide shareholders with access to a broad range of investable assets in proportion to each asset classes' representation in today's global, integrated market as determined by Janus Capital. The Alpha category is comprised of funds that invest in a broad range of traditional asset classes and that have historically outperformed their respective benchmark indices within parameters established by Janus Capital. The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain ETFs, investments with hedge fund strategy exposure, commodities-related securities, real estate securities, structured products, or funds that invest in them.

  The following table illustrates the Fund's expected average asset allocation ranges among the asset categories.

  Asset Category(1)                       Allocation Range    Expected Allocation
  -------------------------------------------------------------------------------
  Core                                         50%-70%                60%
  Alpha                                        20%-40%                30%
  Alternative                                   5%-15%                10%
  -------------------------------------------------------------------------------



  (1) As defined by Janus Capital.

  After defining and assigning appropriate asset categories, Janus Capital uses quantitative analysis and the portfolio manager's judgment to efficiently allocate assets across underlying funds and other securities. Janus Capital then monitors the Fund's allocation on a regular basis and may reallocate assets among the various underlying funds and investments on a quarterly basis. Janus Capital may at times modify asset categories or allocations in response to additional research,

                                   Principal investment strategies and risks  15
  changing market conditions, or other factors such as tax considerations or limitations imposed by securities laws.

  The Fund will indirectly invest in different asset classes such as equity securities (including both growth- and value-style equities), fixed-income instruments (including fixed-income instruments of any credit quality and having any maturity or duration), and alternative asset classes. The following table illustrates the Fund's expected average asset allocation ranges among the asset classes.

  Asset Class                             Allocation Range    Expected Allocation
  -------------------------------------------------------------------------------
  Equity                                       60%-90%                64%
  Fixed Income                                 15%-30%                26%
  Alternative Strategies(1)                     5%-15%                10%
  -------------------------------------------------------------------------------




  (1) Alternative Strategies include, but are not limited to, commodities-related securities, real estate-related securities, and other securities less correlated to the market.


  Although the Fund may invest in any or all of the underlying funds that are described in Appendix A of this Prospectus, it is expected that the Fund will normally invest in only some of the underlying funds at any particular time. The Fund's investment in any underlying fund may exceed 25% of the Fund's total assets. For information on the underlying Janus funds currently available for investment by the Fund, including investment objectives and strategies, see "Investment Objectives and Strategies of the Underlying Funds" in Appendix A. In addition to investing in the underlying funds, at the discretion of Janus Capital and without shareholder notification, the Fund may invest in additional Janus funds established in the future.




16  Janus Investment Fund

  The following table shows the target investment allocation of the Fund in each category and the list of currently available underlying funds for that category as of the date of this Prospectus. These categories and allocations may change at any time without notice.


                                                                            MPC FUND
                                                                        TARGET ALLOCATION
            ASSET CATEGORY - POTENTIAL UNDERLYING FUNDS*              (PER ASSET CATEGORY)

CORE                                                                                 60.0%
  INTECH Risk-Managed Core Fund                Janus Growth and Income Fund
  INTECH Risk-Managed Growth Fund              Janus International Equity Fund
  INTECH Risk-Managed International Fund       Janus Research Core Fund
  INTECH Risk-Managed Value Fund               Janus Research Fund
  Janus Balanced Fund                          Janus Short-Term Bond Fund
  Janus Enterprise Fund                        Janus Triton Fund
  Janus Flexible Bond Fund                     Perkins Large Cap Value Fund
  Janus Fund                                   Perkins Mid Cap Value Fund
  Janus Global Research Fund                   Perkins Small Cap Value Fund
ALPHA                                                                                30.0%
  Janus Contrarian Fund                        Janus International Forty Fund
  Janus Forty Fund                             Janus Orion Fund
  Janus Global Life Sciences Fund              Janus Overseas Fund
  Janus Global Opportunities Fund              Janus Twenty Fund
  Janus Global Technology Fund                 Janus Venture Fund
  Janus High-Yield Fund                        Janus Worldwide Fund
ALTERNATIVE+                                                                         10.0%
  Janus Global Real Estate Fund
  Janus Long/Short Fund
  Unaffiliated ETFs



* The Fund intends to invest in the most cost effective class of shares of the Janus Investment Fund underlying funds.

+ The Alternative Category may also be comprised of other investments such as ETNs, derivatives, real estate-related securities, or structured products.



  Actual holdings percentages may vary due to actual cash flows and changes to the underlying funds' asset values. In addition, the Fund may reallocate its assets among these or any other funds as described in this Prospectus, including investing a portion or all of its assets in cash equivalents or a money market fund. The Fund and underlying funds may purchase unlimited shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. Janus Capital may change the asset class and category allocations, the potential underlying funds, an underlying fund's asset category, or the weightings without notice to shareholders. Information regarding the Fund's actual allocations to underlying funds and alternative strategies is available to shareholders on a periodic basis through the Fund's annual and semiannual reports, reports filed with the Securities and Exchange Commission, and at janus.com/info. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent allocation information.





                                   Principal investment strategies and risks  17

  The following chart summarizes the management process:

  ACTION                                                              NORMAL FREQUENCY
  Establish strategic asset class allocation policy                   Annually
  Allocate daily cash flows using target proportions                  Daily
  Monitor model variances and, if necessary, rebalance                Daily
  Review/rebalance Fund allocations                                   Quarterly
  Review asset (and sub-asset) class exposures/classifications        Annually


  The following are general policies that apply to the Fund and the underlying funds.

  CASH POSITION
  The Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  PORTFOLIO TURNOVER
  The Fund normally seeks long-term investment, although the Fund may sell shares of the underlying funds regardless of how long they have been held, subject to any redemption fees of the underlying funds. Fund turnover is affected by the optimization process, market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the judgment of the portfolio manager. Changes are normally made in the Fund's holdings whenever the optimization process suggests a change or the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions regarding asset allocations among the underlying funds. The Fund's transactions in the underlying funds do not entail brokerage commissions, but may result in taxable capital gains and/or redemption fees.

RISKS OF THE FUND

  You may experience volatility and lose money by investing in the Fund. The Fund intends to allocate assets among underlying funds that invest in stocks, bonds, and alternative strategy investments and may invest in money market instruments or cash/cash equivalents, while also making efforts to minimize risk exposure within the selection of investments in a variety of Janus funds. Janus



18  Janus Investment Fund

  Capital's allocation of the Fund's assets to certain asset classes, asset categories, and underlying funds may not be successful in achieving the Fund's objective. There is a risk that you may achieve lower returns by investing in the Fund instead of investing directly in an underlying fund. The Fund's returns are directly related to the aggregate performance and expenses of the underlying funds in which it invests. Certain of the underlying funds in which the Fund may invest have operated for shorter time periods and therefore have limited investment results, smaller asset bases, and estimated expense ratios. Investments by the Fund in such an underlying fund may increase the indirect expenses paid by the Fund and may result in the Fund not achieving its investment objective.


  There is additional risk for the Fund with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the Fund indirectly having concentrated assets in a particular industry, geographical sector, or single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the Fund's returns. The Fund does not control the investments of the underlying funds, and any indirect concentration occurs as a result of the underlying funds following their investment objectives.

  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Because Janus Capital is the adviser to the Fund and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying funds. The officers and Board of Trustees of the Fund may also serve as officers and Board of Trustees of the underlying funds. Conflicts may arise as the officers and Board of Trustees seek to fulfill their fiduciary responsibilities to both the Fund and the underlying funds. Purchases and redemptions of an underlying fund by the Fund due to reallocations or rebalancing may result in an underlying fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase an underlying fund's transaction costs. Large redemptions by the Fund may cause an underlying fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund's Statement of Additional Information ("SAI").




                                   Principal investment strategies and risks  19

  The Fund invests in underlying funds that may invest substantially all of their assets in common stocks. The main risk associated with investing in those funds is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, an underlying fund's share price may also decrease.

  An underlying fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, exchange-traded funds, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.

  The following information is designed to help you better understand some of the risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund's investment allocation. The greater the Fund's allocation to an underlying fund or investment, the greater the Fund's exposure to the risks associated with that underlying fund or investment.

  BANK LOAN RISK. Certain underlying funds may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause an underlying fund to lose income or principal on a particular investment, which in turn could affect the underlying fund's returns, and you could lose money.

  CONCENTRATION RISK. An underlying fund may focus its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the underlying fund's NAV. In addition, an underlying fund that concentrates its assets in the real estate or real estate-related industry will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, REIT prices may drop, and changes in federal or state tax laws may affect the value of the securities held by an underlying fund. Real estate-related companies are also generally sensitive to



20  Janus Investment Fund
  interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. Such underlying funds' returns may be more volatile than those of less concentrated underlying funds.

  CREDIT RISK. A fundamental risk of an underlying fund's investments in debt securities, including floating rate loans, is credit risk, which is the risk that the borrower may default on obligations to pay principal or interest when due. Non-payment by a borrower may affect the value of the security and may decrease an underlying fund's return. Because the value of a floating rate loan will be based in part on the credit quality of a borrower, the value of one or more securities held by an underlying fund can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. There is prepayment risk with investments in mortgage- and asset-backed securities and collateral related to such investments that may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  EMERGING MARKETS RISK. An underlying fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). To the extent that an underlying fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which an underlying fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for an underlying fund to obtain or to enforce a judgment against the issuers of such securities. An underlying fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

  FINANCIAL SERVICES AND MORTGAGE MARKETS RISK. With respect to collateral received in repurchase transactions or other investments, an underlying fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on an underlying fund, including minimizing the value of any collateral.

  FOREIGN EXPOSURE RISK. Certain underlying funds may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, an underlying fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political



                                   Principal investment strategies and risks  21
  or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund's performance than it would in a more geographically diversified portfolio. An underlying fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  GROWTH SECURITIES RISK. Certain underlying funds invest in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If a portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  HIGH-YIELD/HIGH-RISK BOND RISK. Janus High-Yield Fund may invest without limit in higher-yielding/higher-risk bonds, and certain underlying funds will limit their investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of their net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of an underlying fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

  INDUSTRY RISK. Although the Fund does not concentrate its investments in specific industries, certain underlying funds may invest in companies related in such a way that they react similarly to certain specific industry pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in an underlying fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in an underlying fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, such underlying funds' returns may be considerably more volatile than the returns of an underlying fund that does not invest in similarly related companies.

  INVESTMENT PROCESS RISK. The optimization process used by Janus Capital and the proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net



22  Janus Investment Fund
  taxable gains or losses for shareholders. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the underlying fund may not outperform its respective benchmark index.


  LEVERAGE RISK. Leverage occurs when an underlying fund increases its assets available for investment through borrowings or similar transactions. In accordance with an underlying fund's investment policy, the underlying fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), including for investment purposes, as well as engaging in the use of short sales. An underlying fund's use of leverage may result in risks and can magnify the effect of any gains or losses, causing the underlying fund to be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.

  LONG/SHORT RISK. The value of an underlying fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if an underlying fund's portfolio managers are incorrect about their assessment of a company's intrinsic worth. The value of an underlying fund's long portfolio could also decrease if the stock market goes down, regardless of how well the businesses of individual companies in the portfolio perform. Conversely, the value of an underlying fund's short positions may decrease if the value of an individual company or multiple companies in the portfolio increases in value or if the stock market goes up, regardless of how well the businesses of individual companies in the portfolio perform. If the value of an underlying fund's portfolio decreases, the underlying fund's NAV will also decrease.

  NONDIVERSIFICATION RISK. Certain underlying funds are classified as nondiversified under the 1940 Act. As a result, an increase or decrease in the value of a single security may have a greater impact on an underlying fund's NAV and total return. Being nondiversified may also make an underlying fund more susceptible to financial, economic, political, or other developments that may impact a security. Although an underlying fund may ordinarily satisfy the requirements for a diversified fund and may have operated as diversified, its nondiversified classification gives the underlying fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than an underlying fund that is classified as diversified. An underlying fund's policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the underlying fund's share price.




                                   Principal investment strategies and risks  23

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover of underlying funds may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  REAL ESTATE RISK. Investments in certain underlying funds' shares represent an indirect investment in real estate-related securities owned by the underlying fund. The value of securities of issuers in the real estate industry, including REITs, is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the issuer. REITs that invest in real estate mortgages are also subject to prepayment risk. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  SECURITIES LENDING RISK. An underlying fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When an underlying fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying fund may experience delays and costs in recovering the security or gaining access to the collateral. If the underlying fund is unable to recover a security on loan, the underlying fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying fund.

  SHORT SALES RISK. Short sales are speculative transactions and involve special risks, including a greater reliance on the ability of an underlying fund's portfolio manager to accurately anticipate the future value of a security. An underlying fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. An underlying fund's losses are potentially unlimited in a short sale transaction. The use of short sales may also cause an underlying fund to have higher expenses than those of other underlying funds. In addition, due to the investment process of long and short positions, an underlying fund may be subject to additional transaction costs that may lower the underlying fund's returns. An underlying fund's use of short sales may also have a leveraging effect on the underlying fund's portfolio.

  SMALL- AND MID-SIZED COMPANIES RISK. Due to certain underlying funds' investments in securities issued by small- and mid-sized companies, the underlying funds' NAV may fluctuate more than that of an underlying fund investing



24  Janus Investment Fund
  primarily in large companies. Small- and mid-sized companies' securities may pose greater market, liquidity, and information risks because of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on an underlying fund's returns, especially as market conditions change.

  VALUE INVESTING RISK. Certain underlying funds invest in "value" stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.




                                   Principal investment strategies and risks  25

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and the underlying funds. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio, as well as the investment portfolios of certain underlying funds, and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the 1940 Act.


MANAGEMENT EXPENSES


  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative services fees, the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Janus Capital also receives an investment advisory fee for managing the underlying funds. Refer to the underlying funds' prospectuses for specific information about investment advisory fees.



  The following table reflects the Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers).



26  Janus Investment Fund

  The rate shown is a fixed rate based on the Fund's average daily net assets.


                                                                                   Actual Investment
                                                                 Contractual          Advisory Fee
                                            Average Daily        Investment         Rate(1) (%) (for
                                             Net Assets       Advisory Fee (%)   the fiscal year ended
  Fund Name                                  of the Fund        (annual rate)        July 31, 2008)
------------------------------------------------------------------------------------------------------
  MPC Fund                                All Asset Levels          0.07                  N/A(2)
------------------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) Since the Fund commenced operations on September 3, 2008, no Actual Investment Advisory Fee information is available.



  A discussion regarding the basis for the Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  MPC Fund                                                0.45
--------------------------------------------------------------------------







                                                      Management of the Fund  27

SUBADVISERS OF CERTAIN UNDERLYING FUNDS


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to four of the underlying funds: INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds"). INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the underlying Risk-Managed Funds. Janus Capital owns approximately 92% of INTECH.



  PERKINS INVESTMENT MANAGEMENT LLC ("PERKINS") (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to the underlying Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the underlying Perkins Large Cap Value Fund's, Perkins Mid Cap Value Fund's, and Perkins Small Cap Value Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.





28  Janus Investment Fund

INVESTMENT PERSONNEL

JANUS MODULAR PORTFOLIO CONSTRUCTION FUND
--------------------------------------------------------------------------------
    DANIEL SCHERMAN, CFA, is Executive Vice President and Portfolio Manager of Janus Modular Portfolio Construction Fund. Mr. Scherman has sole responsibility and authority on allocations to underlying funds, as well as oversight over the Fund's cash management. In fulfilling his Portfolio Manager duties, Mr. Scherman collaborates with the Asset Allocation Committee to suggest modifications to the optimization process, the categorization or weightings of underlying funds, or to substitute other underlying funds in order to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. Mr.
    Scherman is also Portfolio Manager of other Janus accounts. He joined
    Janus Capital in 2005 as Director of Risk and Trading. Prior to joining Janus Capital, Mr. Scherman served as Vice President, Senior Quantitative Analyst, and Portfolio Manager from 2001 to 2005 for Massachusetts
    Financial Services, where he also served as a Global Fixed Income
    Portfolio Manager and Currency Specialist from 1992 to 2001. Mr. Scherman holds a Bachelor's degree in Economics and History from Dartmouth College and a Master of Business Administration degree from Boston University. He holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




                                                      Management of the Fund  29

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  Only Class S Shares are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  The Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund or portfolio without seeking shareholder vote or consent.



30  Janus Investment Fund

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



                                                           Other information  31
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre-




32  Janus Investment Fund
  and post- judgment interest, attorneys' fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  33

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the

34  Janus Investment Fund
  increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, Fund distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




                                                     Distributions and taxes  35

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


  Certain transactions of the Fund or underlying funds may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund or underlying fund may generate unqualified income that can impact an investor's taxes.



  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





36  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.


  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's investment in an underlying fund is based upon the NAV of the underlying fund. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the underlying funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a

                                                         Shareholder's guide  37
  security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The underlying funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, the value for a particular security of a non-money market underlying fund may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of an underlying fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While underlying funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that an underlying fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of an underlying fund may dilute the NAV of that underlying fund, which negatively impacts long-term shareholders of the underlying fund. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.


  The prospectuses for the underlying funds in which the Fund invests explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.




38  Janus Investment Fund

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN


  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), the Fund may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and/or shareholder servicing of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund. Under the terms of the Class S Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class S Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEES

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers and other financial intermediaries for providing these services to their customers who invest in the Fund.




                                                         Shareholder's guide  39

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class S Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or



40  Janus Investment Fund
  the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, considering which share class of the Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.




                                                         Shareholder's guide  41

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class S Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you



42  Janus Investment Fund
    engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received.


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and retirement platforms. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a



                                                         Shareholder's guide  43
  particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Janus funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;




44  Janus Investment Fund

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).

  Generally, a purchase and redemption of Shares from the Fund within 90 calendar days (i.e., "round trip") may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.


  The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Fund's Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.




                                                         Shareholder's guide  45

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Underlying funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by an underlying fund, which, in turn, may be held by the Fund, based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the underlying fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of an underlying fund or the Fund, which negatively impacts long-term shareholders. Although the underlying funds have adopted fair valuation policies and procedures intended to reduce the underlying fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the underlying fund.




46  Janus Investment Fund

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab at janus.com/info.



  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.





                                                         Shareholder's guide  47

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show The Fund's investments in the underlying funds and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.





48  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------




  The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share.



  Janus Modular Portfolio Construction Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of Janus Adviser Modular Portfolio Construction Fund (the "predecessor fund") into the Fund. For Janus Modular Portfolio Construction Fund, the financial highlights shown are for the Class S Shares of the predecessor fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


  The total return in the table represents the rate that an investor would have earned (or lost) on an investment in Class S Shares of the Fund (assuming reinvestment of all dividends and distributions).


                                                        Financial highlights  49

JANUS MODULAR PORTFOLIO CONSTRUCTION FUND - CLASS S*
                                                                         Janus Adviser
                                                                       Modular Portfolio
                                                                          Construction
                                                                         Fund - Class S
----------------------------------------------------------------------------------------
                                                                          Period ended
                                                                           January 31
                                                                            2009(1)
                                                                          (unaudited)


 NET ASSET VALUE, BEGINNING OF PERIOD                                         $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                                   0.29
 Net gain/(loss) on securities (both realized and unrealized)                 (2.97)

 Total from investment operations                                             (2.68)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                         (0.08)
 Distributions from capital gains                                                 --

 Total distributions                                                          (0.08)


 NET ASSET VALUE, END OF PERIOD                                                $7.24


 Total return(2)                                                            (26.75)%

 Net assets, end of period (in thousands)                                       $183
 Average net assets for the period (in thousands)                               $195
 Ratio of gross expenses to average net assets(3)(4)(5)                        0.73%
 Ratio of net expenses to average net assets(3)(6)                             0.73%
 Ratio of net investment income/(loss) to average net assets(3)                9.16%
 Portfolio turnover rate(3)                                                      49%
----------------------------------------------------------------------------------------




  * Effective July 6, 2009, Class S Shares of Janus Adviser Modular Portfolio Construction Fund (the "predecessor fund") were reorganized into Class S Shares of Janus Modular Portfolio Construction Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


 (1) Period September 3, 2008 (inception date) through January 31, 2009.


 (2) Total return not annualized for periods of less than one year.


 (3) Annualized for periods of less than one full year.


 (4) The expense ratio reflects expenses prior to any expense offset arrangements.


 (5) The ratio was 34.26% in 2009 (unaudited) before waiver of certain fees and expense offsets incurred by the Fund.


 (6) The expense ratio reflects expenses after any expense offset arrangements.





50  Janus Investment Fund

APPENDIX A
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND STRATEGIES OF THE UNDERLYING FUNDS



  The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes. Additional details are available in the underlying funds' prospectuses. The Board of Trustees of the underlying Janus funds may change the investment objectives or strategies of the underlying funds at any time without notice to Fund shareholders.

  The Fund may allocate assets to all or some of these underlying funds when rebalancing the Fund's investments. At the discretion of Janus Capital and without shareholder notice, the Fund may invest in additional Janus funds established in the future.

  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN EQUITY SECURITIES

  INTECH RISK-MANAGED CORE FUND (formerly named INTECH Risk-Managed Stock Fund) seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  INTECH RISK-MANAGED GROWTH FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  INTECH RISK-MANAGED INTERNATIONAL FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  INTECH RISK-MANAGED VALUE FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The fund normally invests at least 25% of its

                                                                  Appendix A  51
  assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term investments.


  JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.


  JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $15.5 billion.


  JANUS FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


  JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. As of March 31, 2009, the fund's weighted average market capitalization was $48.7 billion.


  JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its



52  Janus Investment Fund
  total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred



                                                                  Appendix A  53
  stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

  JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

  JANUS INTERNATIONAL FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


  JANUS ORION FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of March 31, 2009, the fund held stocks of 45 companies. Of these holdings, 30 comprised approximately 78.6% of the fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.



  JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets.


  JANUS RESEARCH CORE FUND (formerly named Janus Fundamental Equity Fund) seeks long-term growth of capital. The fund pursues its investment objective by



54  Janus Investment Fund
  investing primarily in equity securities selected for their growth potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). The fund may invest in companies of any size.

  JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

  JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund's initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

  JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its



                                                                  Appendix A  55
  assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000(R) Value Index. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $338.9 billion, and the median market capitalization was $2.4 billion.



  PERKINS MID CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $15.5 billion.



  PERKINS SMALL CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund's portfolio managers. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $2 million to $3 billion.


  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN FIXED-INCOME SECURITIES


  JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.


  JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective.



56  Janus Investment Fund

  The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.

  JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

  POTENTIAL UNDERLYING FUNDS PRIMARILY UTILIZING ALTERNATIVE STRATEGIES

  JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts ("REITs") and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund's investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund's investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.


  JANUS LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The fund's portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle




                                                                  Appendix A  57
  and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the fund's investment policies.




58  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the underlying funds may invest. The underlying funds and, in some instances, the Fund may invest in these instruments to the extent permitted by their investment objectives and policies. The underlying funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If an underlying fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. An underlying fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the underlying fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. An underlying fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred

                                                Glossary of investment terms  59
  stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which



60  Janus Investment Fund
  means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an underlying fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which an underlying fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that an underlying fund must pay if these investments are profitable, the underlying fund may make various elections permitted by the tax laws. These elections could require that an underlying fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.




                                                Glossary of investment terms  61

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have



62  Janus Investment Fund
  maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of



                                                Glossary of investment terms  63
  principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. An underlying fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. An underlying fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. An underlying fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. An underlying fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).




64  Janus Investment Fund

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. An underlying fund may purchase and write put and call options on securities, securities indices, and foreign currencies. An underlying fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which an underlying fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of an underlying fund's total assets in an industry or group of industries.


  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain underlying funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger



                                                Glossary of investment terms  65
  positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by an underlying fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the underlying fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, an underlying fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by an underlying fund to another party (generally a bank or dealer) in return for cash and an agreement by the underlying fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which an underlying fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that an underlying fund owns, or the underlying fund has the right to obtain the amount of the security sold short at a specified date in the future. An underlying fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the underlying fund loses the opportunity to participate in the gain. For short sales, the underlying fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, an underlying fund will realize a short-term capital gain. Although an underlying fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. An underlying fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks



66  Janus Investment Fund
  and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  67

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68

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.


           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)


                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687

            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009








                              JANUS INVESTMENT FUND
                  JANUS MODULAR PORTFOLIO CONSTRUCTION(R) FUND
                                 CLASS T SHARES


                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes Janus Modular Portfolio Construction Fund ("MPC Fund" or the "Fund"), a portfolio of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund.


              The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Only Class T Shares (the "Shares") are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.


              Modular Portfolio Construction is a registered trademark of Janus International Holding LLC; and other marks referred to herein are the trademarks, servicemarks, registered trademarks, or registered servicemarks of the respective owners thereof.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Modular Portfolio Construction Fund..........     5

FEES AND EXPENSES....................................    12

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Principal investment strategies of the Fund........    15
  Risks of the Fund..................................    18

MANAGEMENT OF THE FUND
  Investment adviser.................................    26
  Management expenses................................    26
  Investment personnel...............................    29

OTHER INFORMATION....................................    30

DISTRIBUTIONS AND TAXES..............................    34

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    37
  Administrative fees................................    39
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    39
  Purchases..........................................    40
  Exchanges..........................................    41
  Redemptions........................................    42
  Excessive trading..................................    43
  Shareholder communications.........................    47

FINANCIAL HIGHLIGHTS.................................    49

APPENDIX A...........................................    50

GLOSSARY OF INVESTMENT TERMS.........................    58





                                                            Table of contents  1

JANUS MODULAR PORTFOLIO CONSTRUCTION FUND

  This Prospectus provides information about Janus Modular Portfolio Construction Fund (the "MPC Fund" or the "Fund"), a mutual fund that invests primarily in other Janus mutual funds (the "underlying funds") but also may invest directly in individual securities. Because it invests in other funds, the Fund is considered a "fund of funds." The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing primarily in other mutual funds, rather than in individual stocks or bonds. A fund of funds bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. The Fund is best suited for long-term investors.

  The Fund seeks long-term growth of capital with a secondary emphasis on income. In an attempt to construct a diversified portfolio that maximizes risk-adjusted returns relative to the MPC Allocation Composite Index (defined later in the Prospectus), Janus Capital Management LLC ("Janus Capital"), the Fund's investment adviser, utilizes Modular Portfolio Construction (MPC) when allocating Fund assets. MPC is a proprietary portfolio-building methodology that seeks to enhance the traditional techniques of portfolio construction. The MPC process that is applied to the Fund involves three steps: 1) Define and Allocate Among Asset Categories; 2) Optimization; and 3) Rebalancing.

  DEFINE AND ALLOCATE AMONG ASSET CATEGORIES. Janus Capital defines three distinct asset categories: Core, Alpha, and Alternative. Janus Capital assigns each fund or security in which the Fund invests to one of those categories as follows:

  - The Core category is comprised of funds that hold equity or fixed-income investments that provide shareholders with access to a broad range of investable assets in proportion to each asset class' representation in today's global, integrated market as determined by Janus Capital.

  - The Alpha category is comprised of funds that invest in a broad range of traditional asset classes (which includes equity and fixed income investments) and that have historically outperformed their respective benchmark indices within parameters established by Janus Capital. The Alpha category is less focused on the asset class composition of the global market.

  - The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain exchange-traded funds ("ETFs"), exchange-traded notes ("ETNs"), hedge fund strategy investments, commodities, real estate securities, structured products, or funds that invest in them.




2  Janus Investment Fund

  Janus Capital then determines how the Fund's current assets should be allocated among the categories. The following table indicates the Fund's target allocation ranges, among the asset categories.

  Asset Category(1)                       Allocation Range    Expected Allocation
  -------------------------------------------------------------------------------
  Core                                         50%-70%                60%
  Alpha                                        20%-40%                30%
  Alternative                                   5%-15%                10%
  -------------------------------------------------------------------------------



  (1) As defined by Janus Capital.

  OPTIMIZATION. To identify the most appropriate underlying funds in each asset category, Janus Capital performs a quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship to other underlying funds, as well as uses the portfolio manager's judgment on asset allocations ("optimization process"). The goal of the optimization process is to identify a mix of underlying funds and securities that has the potential for enhanced risk-adjusted returns. Once the optimization process identifies the appropriate underlying funds, the Fund invests its assets in the selected underlying funds.

  REBALANCING. On a quarterly basis, the Fund's investments are rebalanced to reflect changes resulting from Janus Capital's optimization process, market fluctuations, or in response to various economic or other factors as deemed appropriate by the portfolio manager.

  As a result of its investment in underlying funds and other securities, the Fund will be exposed to different asset classes such as equity securities (including both growth- and value-style equities and U.S. and non-U.S. based companies), fixed-income instruments (including fixed-income instruments of any credit quality and having any maturity and duration), and alternative asset classes.

  The following table provides the Fund's expected allocation ranges among the traditional asset classes.

  Asset Class                             Allocation Range    Expected Allocation
  -------------------------------------------------------------------------------
  Equity                                       60%-90%                64%
  Fixed Income                                 15%-30%                26%
  Alternative Strategies(1)                     5%-15%                10%
  -------------------------------------------------------------------------------




  (1) Alternative Strategies include, but are not limited to, commodities-related securities, real estate-related securities, and other securities less correlated to the market.


  The underlying Janus funds listed in Appendix A invest in varying percentages of equity securities, fixed-income, and alternative securities. These funds have been selected as potential investments because they represent a universe of investment strategies, asset categories and asset classes that may help achieve the Fund's investment objective. For information on the potential underlying Janus funds currently available for investment by the Fund, including investment objectives and



                                    Janus Modular Portfolio Construction Fund  3
  strategies, see "Investment Objectives and Strategies of the Underlying Funds" in Appendix A.




4  Janus Investment Fund

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS MODULAR PORTFOLIO CONSTRUCTION FUND

  Janus Modular Portfolio Construction Fund is designed for investors who primarily seek returns over time consistent with growth of capital and, secondarily, income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  MPC FUND seeks long-term growth of capital with a secondary emphasis on income.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its objective by investing in a diversified portfolio of underlying Janus mutual funds and securities. The Fund utilizes Janus Capital's MPC process to allocate assets across the following three asset categories (as defined by Janus Capital):

  - Core - The Core category seeks to provide market-like exposure by investing in funds that in turn primarily invest in a broad range of traditional asset classes such as large-, mid-, and small-cap stocks, U.S. and non-U.S. stocks, growth and value stocks, and investment-grade bonds. While not a primary strategy, the underlying funds may also invest in emerging market stocks and high-yield bonds. A primary goal of the Core portfolio is to provide shareholders with access to a broad range of investable assets in proportion to each asset class' representation in today's global, integrated market as determined by Janus Capital.

  - Alpha - The Alpha category seeks to generate higher-than-market returns on a risk-adjusted basis by investing in funds that in turn invest in a broad range of traditional asset classes such as large-, mid-, and small-cap stocks, U.S. and non-U.S. stocks, growth and value stocks, emerging market stocks, investment-grade bonds, and high-yield bonds. Unlike funds in the Core category, the Alpha category is less focused on the asset class composition of the global market. Instead, the Alpha category is comprised of funds, unconstrained by asset class or investment style, that Janus Capital believes may generate higher-than-market returns over a market cycle.


                                                          Risk/return summary  5

  - Alternative - The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain ETFs, ETNs, investments with hedge fund strategy exposure, commodities-related securities, real estate securities, and structured products.

  The Fund attempts to maximize returns by investing the Fund's assets in underlying funds investing in stocks (U.S. and non-U.S.), bonds, cash equivalents, alternative asset classes (such as real estate securities and commodity-related securities), and alternative investment strategies (such as leveraged and sector-based strategies). The target allocation of the Fund's assets among underlying funds is based on an optimization process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds, as well as the portfolio manager's judgment. Janus Capital analyzes Fund allocations on a regular basis in order to integrate current market data and reallocates on a quarterly basis.

  The Fund's portfolio manager determines the overall composition of the Fund, oversees the investment process, and is responsible for the day-to-day management of the Fund. The portfolio manager consults with a committee comprised of Janus Capital investment professionals ("Asset Allocation Committee") to regularly review the proprietary MPC process and the allocation of the Fund's assets among the underlying funds to determine modifications to the underlying funds' asset categories and/or weightings, or to substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. The portfolio manager and Asset Allocation Committee normally review asset allocations on a quarterly basis. The portfolio manager oversees the implementation of trades on behalf of the Fund.


  The Fund's investments will be rebalanced to the identified optimal weightings on a quarterly basis, although more frequent changes can occur. The Fund's asset class or category, category allocations, underlying funds, or underlying fund weightings may change without shareholder notice.


  The Fund will normally allocate approximately 90% of its assets to Janus-managed mutual funds and approximately 10% to unaffiliated pooled investment vehicles (e.g., ETFs) and derivatives. For information on the potential underlying Janus funds currently available for investment by the Fund, including investment objectives and strategies, see "Investment Objectives and Strategies of the Underlying Funds" in Appendix A.

  The Fund may invest in ETFs and ETNs to complement its investment in the underlying funds if there are asset classes not covered by the underlying funds or to better manage cash positions.




6  Janus Investment Fund

  The Fund may use derivatives (including, but not limited to, swap agreements) for a variety of purposes, including to earn income and enhance uncorrelated returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments.

  When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking growth of capital and, to a lesser extent, income. Investments in a portfolio with common stock and alternative investment exposure tend to be more volatile than many other investment choices.

  MAIN RISKS ASSOCIATED WITH THE FUND

  ALLOCATION RISK. The Fund's ability to achieve its investment objective depends largely upon Janus Capital's allocation of assets among the underlying funds and other securities, using the optimization process and the judgment of the portfolio manager. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it



                                                          Risk/return summary  7
  contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  COMMODITY-LINKED DERIVATIVE INVESTMENT RISK. The Fund may invest in derivatives that have exposure to the commodities markets. This exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

  AFFILIATED FUND RISK. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus funds are generally higher than the fees paid to Janus Capital by the Fund or by other funds available for investment by the Fund. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. Janus Capital, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

  MAIN RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND SECURITIES

  The biggest risk is that the underlying funds' returns may vary, and you could lose money.

  MARKET RISK. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if a portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of an underlying fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests (for example, growth-oriented securities or value-oriented securities). If



8  Janus Investment Fund
  the value of an underlying fund's portfolio decreases, the underlying fund's net asset value ("NAV") may also decrease, resulting in a decrease in the Fund's NAV, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on an underlying fund such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude an underlying fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  FIXED-INCOME SECURITIES RISK. Through the Fund's investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause an underlying fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in an underlying fund having to reinvest its proceeds in lower yielding securities. Collateral related




                                                          Risk/return summary  9
  to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing an underlying fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce an underlying fund's returns because the underlying fund will have to reinvest that money at lower prevailing interest rates.



  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  EXCHANGE-TRADED FUNDS RISK. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. ETFs have certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained.

  EXCHANGE-TRADED NOTES RISK. The Fund may invest in ETNs, which are debt securities whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk. The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund's right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.




10  Janus Investment Fund

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION


  The Fund does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and/or semiannual report. Performance information for each underlying fund is available in its prospectus. The performance of the Fund will be compared to the Russell 3000(R) Index, which is the Fund's primary benchmark index. The Russell 3000(R) Index measures the performance of the stocks of the 3,000 largest publicly-traded U.S. companies, based on market capitalization, and it measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. The index is not actively managed and is not available for direct investment. Russell 3000 is a trademark and service mark of the Frank Russell Company. The MPC Allocation Composite Index, a hypothetical combination of unmanaged indices, will be the Fund's secondary benchmark index. This internally-calculated index combines the total returns from the Russell 3000(R) Index (50%), the Barclays Capital U.S. Aggregate Bond Index (25%), and the Morgan Stanley Capital International All Country World ex-U.S. Index (25%).





                                                         Risk/return summary  11

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class T Shares of the Fund. Expense information shown reflects estimated annualized expenses that Class T Shares of the Fund expect to incur during their fiscal year. It is important for you to know that a decline in the Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Fund. Significant declines in the Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  The Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. The Fund's returns are net of these expenses. The table on the following page provides an estimate of the Fund's expenses based on the initial allocations to the underlying funds and each underlying fund's total annual operating expenses (or "estimated expenses" for any allocation to an underlying fund with less than one year of operations). The table shows the estimated total expenses that result from combining the annual fund operating expenses of the Fund with the estimated underlying funds' expenses. Expenses may be higher or lower depending upon the allocation of the Fund's assets among the underlying funds and the actual expenses of the underlying funds.

  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Class T Shares do not impose sales charges when you buy or sell the Fund's Class T Shares. However, the Fund may invest in underlying funds that may be subject to redemption or exchange fees on the sale of shares held for 90 days or less.


  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.





12  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                                  Class T
 Sales charges.................................................................   None
 Redemption fee................................................................   None(2)
 Exchange fee..................................................................   None





------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                       Acquired    Total Annual              Net Annual
                                                       Fund(5)         Fund                     Fund
                          Management      Other        Fees and      Operating    Expense    Operating
                            Fee(3)     Expenses(4)   Expenses(2)    Expenses(6)   Waivers   Expenses(6)
 MPC Fund -
   Class T                   0.07%        0.54%         0.70%          1.31%       0.00%       1.31%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

 (2) The Fund's redemption of certain underlying funds' shares held for 90 days or less may be subject to an underlying fund's 2.00% redemption fee.

 (3) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital.

 (4) Since Class T Shares of the Fund did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class T Shares of the Fund expect to incur during their fiscal year. Included in Other Expenses is an administrative fee of 0.25% of the average daily net assets of Class T Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, or other shareholder services provided on behalf of shareholders of the Fund.


 (5) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Acquired Fund Fees and Expenses are estimated based on the Fund's allocations to underlying funds.


 (6) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), administrative fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus. For a three-year period which began September 3, 2008 (the predecessor fund's commencement of operations), Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

--------------------------------------------------------------------------------




                                                         Risk/return summary  13

--------------------------------------------------------------------------------

 EXAMPLE:

 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including the operating expenses of the underlying funds) without waivers or recoupments (if applicable) remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                           1 Year   3 Years   5 Years   10 Years
                                           -------------------------------------
 MPC Fund - Class T                         $ 133    $ 415     $ 718     $ 1,579



--------------------------------------------------------------------------------




14  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks of the Fund" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

  Janus Capital's MPC process attempts to maximize returns for a targeted level of risk by investing the Fund's assets in underlying funds comprised of equities, fixed-income securities, money market instruments, alternative investments (such as commodities-related investments and real estate securities), and alternative investment strategies (such as leveraged and sector-based strategies).

  During the first part of the MPC process, Janus Capital defines each asset category (i.e., Core, Alpha, and Alternative) based on certain factors and assigns each underlying fund to an asset category. The Core category is comprised of funds that hold market-oriented equity or fixed-income investments that provide shareholders with access to a broad range of investable assets in proportion to each asset classes' representation in today's global, integrated market as determined by Janus Capital. The Alpha category is comprised of funds that invest in a broad range of traditional asset classes and that have historically outperformed their respective benchmark indices within parameters established by Janus Capital. The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain ETFs, investments with hedge fund strategy exposure, commodities-related securities, real estate securities, structured products, or funds that invest in them.

  The following table illustrates the Fund's expected average asset allocation ranges among the asset categories.

  Asset Category(1)                       Allocation Range    Expected Allocation
  -------------------------------------------------------------------------------
  Core                                         50%-70%                60%
  Alpha                                        20%-40%                30%
  Alternative                                   5%-15%                10%
  -------------------------------------------------------------------------------



  (1) As defined by Janus Capital.

  After defining and assigning appropriate asset categories, Janus Capital uses quantitative analysis and the portfolio manager's judgment to efficiently allocate assets across underlying funds and other securities. Janus Capital then monitors the Fund's allocation on a regular basis and may reallocate assets among the various underlying funds and investments on a quarterly basis. Janus Capital may at times modify asset categories or allocations in response to additional research,

                                   Principal investment strategies and risks  15
  changing market conditions, or other factors such as tax considerations or limitations imposed by securities laws.

  The Fund will indirectly invest in different asset classes such as equity securities (including both growth- and value-style equities), fixed-income instruments (including fixed-income instruments of any credit quality and having any maturity or duration), and alternative asset classes. The following table illustrates the Fund's expected average asset allocation ranges among the asset classes.

  Asset Class                             Allocation Range    Expected Allocation
  -------------------------------------------------------------------------------
  Equity                                       60%-90%                64%
  Fixed Income                                 15%-30%                26%
  Alternative Strategies(1)                     5%-15%                10%
  -------------------------------------------------------------------------------




  (1) Alternative Strategies include, but are not limited to, commodities-related securities, real estate-related securities, and other securities less correlated to the market.


  Although the Fund may invest in any or all of the underlying funds that are described in Appendix A of this Prospectus, it is expected that the Fund will normally invest in only some of the underlying funds at any particular time. The Fund's investment in any underlying fund may exceed 25% of the Fund's total assets. For information on the underlying Janus funds currently available for investment by the Fund, including investment objectives and strategies, see "Investment Objectives and Strategies of the Underlying Funds" in Appendix A. In addition to investing in the underlying funds, at the discretion of Janus Capital and without shareholder notification, the Fund may invest in additional Janus funds established in the future.




16  Janus Investment Fund

  The following table shows the target investment allocation of the Fund in each category and the list of currently available underlying funds for that category as of the date of this Prospectus. These categories and allocations may change at any time without notice.


                                                                            MPC FUND
                                                                        TARGET ALLOCATION
            ASSET CATEGORY - POTENTIAL UNDERLYING FUNDS*              (PER ASSET CATEGORY)

CORE                                                                                 60.0%
  INTECH Risk-Managed Core Fund                Janus Growth and Income Fund
  INTECH Risk-Managed Growth Fund              Janus International Equity Fund
  INTECH Risk-Managed International Fund       Janus Research Core Fund
  INTECH Risk-Managed Value Fund               Janus Research Fund
  Janus Balanced Fund                          Janus Short-Term Bond Fund
  Janus Enterprise Fund                        Janus Triton Fund
  Janus Flexible Bond Fund                     Perkins Large Cap Value Fund
  Janus Fund                                   Perkins Mid Cap Value Fund
  Janus Global Research Fund                   Perkins Small Cap Value Fund
ALPHA                                                                                30.0%
  Janus Contrarian Fund                        Janus International Forty Fund
  Janus Forty Fund                             Janus Orion Fund
  Janus Global Life Sciences Fund              Janus Overseas Fund
  Janus Global Opportunities Fund              Janus Twenty Fund
  Janus Global Technology Fund                 Janus Venture Fund
  Janus High-Yield Fund                        Janus Worldwide Fund
ALTERNATIVE+                                                                         10.0%
  Janus Global Real Estate Fund
  Janus Long/Short Fund
  Unaffiliated ETFs



* The Fund intends to invest in the most cost effective class of shares of the Janus Investment Fund underlying funds.

+ The Alternative Category may also be comprised of other investments such as ETNs, derivatives, real estate-related securities, or structured products.



  Actual holdings percentages may vary due to actual cash flows and changes to the underlying funds' asset values. In addition, the Fund may reallocate its assets among these or any other funds as described in this Prospectus, including investing a portion or all of its assets in cash equivalents or a money market fund. The Fund and underlying funds may purchase unlimited shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. Janus Capital may change the asset class and category allocations, the potential underlying funds, an underlying fund's asset category, or the weightings without notice to shareholders. Information regarding the Fund's actual allocations to underlying funds and alternative strategies is available to shareholders on a periodic basis through the Fund's annual and semiannual reports, reports filed with the Securities and Exchange Commission, and at janus.com/info. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent allocation information.





                                   Principal investment strategies and risks  17

  The following chart summarizes the management process:

  ACTION                                                              NORMAL FREQUENCY
  Establish strategic asset class allocation policy                   Annually
  Allocate daily cash flows using target proportions                  Daily
  Monitor model variances and, if necessary, rebalance                Daily
  Review/rebalance Fund allocations                                   Quarterly
  Review asset (and sub-asset) class exposures/classifications        Annually


  The following are general policies that apply to the Fund and the underlying funds.

  CASH POSITION
  The Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  PORTFOLIO TURNOVER
  The Fund normally seeks long-term investment, although the Fund may sell shares of the underlying funds regardless of how long they have been held, subject to any redemption fees of the underlying funds. Fund turnover is affected by the optimization process, market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the judgment of the portfolio manager. Changes are normally made in the Fund's holdings whenever the optimization process suggests a change or the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions regarding asset allocations among the underlying funds. The Fund's transactions in the underlying funds do not entail brokerage commissions, but may result in taxable capital gains and/or redemption fees.

RISKS OF THE FUND

  You may experience volatility and lose money by investing in the Fund. The Fund intends to allocate assets among underlying funds that invest in stocks, bonds, and alternative strategy investments and may invest in money market instruments or cash/cash equivalents, while also making efforts to minimize risk exposure within the selection of investments in a variety of Janus funds. Janus



18  Janus Investment Fund

  Capital's allocation of the Fund's assets to certain asset classes, asset categories, and underlying funds may not be successful in achieving the Fund's objective. There is a risk that you may achieve lower returns by investing in the Fund instead of investing directly in an underlying fund. The Fund's returns are directly related to the aggregate performance and expenses of the underlying funds in which it invests. Certain of the underlying funds in which the Fund may invest have operated for shorter time periods and therefore have limited investment results, smaller asset bases, and estimated expense ratios. Investments by the Fund in such an underlying fund may increase the indirect expenses paid by the Fund and may result in the Fund not achieving its investment objective.


  There is additional risk for the Fund with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the Fund indirectly having concentrated assets in a particular industry, geographical sector, or single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the Fund's returns. The Fund does not control the investments of the underlying funds, and any indirect concentration occurs as a result of the underlying funds following their investment objectives.

  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Because Janus Capital is the adviser to the Fund and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying funds. The officers and Board of Trustees of the Fund may also serve as officers and Board of Trustees of the underlying funds. Conflicts may arise as the officers and Board of Trustees seek to fulfill their fiduciary responsibilities to both the Fund and the underlying funds. Purchases and redemptions of an underlying fund by the Fund due to reallocations or rebalancing may result in an underlying fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase an underlying fund's transaction costs. Large redemptions by the Fund may cause an underlying fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund's Statement of Additional Information ("SAI").




                                   Principal investment strategies and risks  19

  The Fund invests in underlying funds that may invest substantially all of their assets in common stocks. The main risk associated with investing in those funds is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, an underlying fund's share price may also decrease.

  An underlying fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, exchange-traded funds, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.

  The following information is designed to help you better understand some of the risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund's investment allocation. The greater the Fund's allocation to an underlying fund or investment, the greater the Fund's exposure to the risks associated with that underlying fund or investment.

  BANK LOAN RISK. Certain underlying funds may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause an underlying fund to lose income or principal on a particular investment, which in turn could affect the underlying fund's returns, and you could lose money.

  CONCENTRATION RISK. An underlying fund may focus its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the underlying fund's NAV. In addition, an underlying fund that concentrates its assets in the real estate or real estate-related industry will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, REIT prices may drop, and changes in federal or state tax laws may affect the value of the securities held by an underlying fund. Real estate-related companies are also generally sensitive to



20  Janus Investment Fund
  interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. Such underlying funds' returns may be more volatile than those of less concentrated underlying funds.

  CREDIT RISK. A fundamental risk of an underlying fund's investments in debt securities, including floating rate loans, is credit risk, which is the risk that the borrower may default on obligations to pay principal or interest when due. Non-payment by a borrower may affect the value of the security and may decrease an underlying fund's return. Because the value of a floating rate loan will be based in part on the credit quality of a borrower, the value of one or more securities held by an underlying fund can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. There is prepayment risk with investments in mortgage- and asset-backed securities and collateral related to such investments that may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  EMERGING MARKETS RISK. An underlying fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). To the extent that an underlying fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which an underlying fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for an underlying fund to obtain or to enforce a judgment against the issuers of such securities. An underlying fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

  FINANCIAL SERVICES AND MORTGAGE MARKETS RISK. With respect to collateral received in repurchase transactions or other investments, an underlying fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on an underlying fund, including minimizing the value of any collateral.

  FOREIGN EXPOSURE RISK. Certain underlying funds may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, an underlying fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political



                                   Principal investment strategies and risks  21
  or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund's performance than it would in a more geographically diversified portfolio. An underlying fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  GROWTH SECURITIES RISK. Certain underlying funds invest in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If a portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  HIGH-YIELD/HIGH-RISK BOND RISK. Janus High-Yield Fund may invest without limit in higher-yielding/higher-risk bonds, and certain underlying funds will limit their investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of their net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of an underlying fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

  INDUSTRY RISK. Although the Fund does not concentrate its investments in specific industries, certain underlying funds may invest in companies related in such a way that they react similarly to certain specific industry pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in an underlying fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in an underlying fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, such underlying funds' returns may be considerably more volatile than the returns of an underlying fund that does not invest in similarly related companies.

  INVESTMENT PROCESS RISK. The optimization process used by Janus Capital and the proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net



22  Janus Investment Fund
  taxable gains or losses for shareholders. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the underlying fund may not outperform its respective benchmark index.


  LEVERAGE RISK. Leverage occurs when an underlying fund increases its assets available for investment through borrowings or similar transactions. In accordance with an underlying fund's investment policy, the underlying fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), including for investment purposes, as well as engaging in the use of short sales. An underlying fund's use of leverage may result in risks and can magnify the effect of any gains or losses, causing the underlying fund to be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.

  LONG/SHORT RISK. The value of an underlying fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if an underlying fund's portfolio managers are incorrect about their assessment of a company's intrinsic worth. The value of an underlying fund's long portfolio could also decrease if the stock market goes down, regardless of how well the businesses of individual companies in the portfolio perform. Conversely, the value of an underlying fund's short positions may decrease if the value of an individual company or multiple companies in the portfolio increases in value or if the stock market goes up, regardless of how well the businesses of individual companies in the portfolio perform. If the value of an underlying fund's portfolio decreases, the underlying fund's NAV will also decrease.

  NONDIVERSIFICATION RISK. Certain underlying funds are classified as nondiversified under the 1940 Act. As a result, an increase or decrease in the value of a single security may have a greater impact on an underlying fund's NAV and total return. Being nondiversified may also make an underlying fund more susceptible to financial, economic, political, or other developments that may impact a security. Although an underlying fund may ordinarily satisfy the requirements for a diversified fund and may have operated as diversified, its nondiversified classification gives the underlying fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than an underlying fund that is classified as diversified. An underlying fund's policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the underlying fund's share price.




                                   Principal investment strategies and risks  23

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover of underlying funds may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  REAL ESTATE RISK. Investments in certain underlying funds' shares represent an indirect investment in real estate-related securities owned by the underlying fund. The value of securities of issuers in the real estate industry, including REITs, is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the issuer. REITs that invest in real estate mortgages are also subject to prepayment risk. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  SECURITIES LENDING RISK. An underlying fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When an underlying fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying fund may experience delays and costs in recovering the security or gaining access to the collateral. If the underlying fund is unable to recover a security on loan, the underlying fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying fund.

  SHORT SALES RISK. Short sales are speculative transactions and involve special risks, including a greater reliance on the ability of an underlying fund's portfolio manager to accurately anticipate the future value of a security. An underlying fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. An underlying fund's losses are potentially unlimited in a short sale transaction. The use of short sales may also cause an underlying fund to have higher expenses than those of other underlying funds. In addition, due to the investment process of long and short positions, an underlying fund may be subject to additional transaction costs that may lower the underlying fund's returns. An underlying fund's use of short sales may also have a leveraging effect on the underlying fund's portfolio.

  SMALL- AND MID-SIZED COMPANIES RISK. Due to certain underlying funds' investments in securities issued by small- and mid-sized companies, the underlying funds' NAV may fluctuate more than that of an underlying fund investing



24  Janus Investment Fund
  primarily in large companies. Small- and mid-sized companies' securities may pose greater market, liquidity, and information risks because of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on an underlying fund's returns, especially as market conditions change.

  VALUE INVESTING RISK. Certain underlying funds invest in "value" stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.




                                   Principal investment strategies and risks  25

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and the underlying funds. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio, as well as the investment portfolios of certain underlying funds, and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the 1940 Act.


MANAGEMENT EXPENSES




  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative fees, any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Janus Capital also receives an investment advisory fee for managing the underlying funds. Refer to the underlying funds' prospectuses for specific information about investment advisory fees.



  The following table reflects the Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers).



26  Janus Investment Fund

  The rate shown is a fixed rate based on the Fund's average daily net assets.


                                                                                   Actual Investment
                                                                 Contractual          Advisory Fee
                                            Average Daily        Investment         Rate(1) (%) (for
                                             Net Assets       Advisory Fee (%)   the fiscal year ended
  Fund Name                                  of the Fund        (annual rate)        July 31, 2008)
------------------------------------------------------------------------------------------------------
  MPC Fund                                All Asset Levels          0.07                 N/A(2)
------------------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) Since the Fund commenced operations on September 3, 2008, no Actual Investment Advisory Fee information is available.



  A discussion regarding the basis for the Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund, administrative fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  MPC Fund                                                0.45
--------------------------------------------------------------------------







                                                      Management of the Fund  27

SUBADVISERS OF CERTAIN UNDERLYING FUNDS


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to four of the underlying funds: INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds"). INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the underlying Risk-Managed Funds. Janus Capital owns approximately 92% of INTECH.



  PERKINS INVESTMENT MANAGEMENT LLC ("PERKINS") (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to the underlying Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the underlying Perkins Large Cap Value Fund's, Perkins Mid Cap Value Fund's, and Perkins Small Cap Value Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.





28  Janus Investment Fund

INVESTMENT PERSONNEL

JANUS MODULAR PORTFOLIO CONSTRUCTION FUND
--------------------------------------------------------------------------------
    DANIEL SCHERMAN, CFA, is Executive Vice President and Portfolio Manager of Janus Modular Portfolio Construction Fund. Mr. Scherman has sole responsibility and authority on allocations to underlying funds, as well as oversight over the Fund's cash management. In fulfilling his Portfolio Manager duties, Mr. Scherman collaborates with the Asset Allocation Committee to suggest modifications to the optimization process, the categorization or weightings of underlying funds, or to substitute other underlying funds in order to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. Mr.
    Scherman is also Portfolio Manager of other Janus accounts. He joined
    Janus Capital in 2005 as Director of Risk and Trading. Prior to joining Janus Capital, Mr. Scherman served as Vice President, Senior Quantitative Analyst, and Portfolio Manager from 2001 to 2005 for Massachusetts
    Financial Services, where he also served as a Global Fixed Income
    Portfolio Manager and Currency Specialist from 1992 to 2001. Mr. Scherman holds a Bachelor's degree in Economics and History from Dartmouth College and a Master of Business Administration degree from Boston University. He holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




                                                      Management of the Fund  29

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  Only Class T Shares are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  The Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund or portfolio without seeking shareholder vote or consent.



30  Janus Investment Fund

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



                                                           Other information  31
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre-




32  Janus Investment Fund
  and post- judgment interest, attorneys' fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  33

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the

34  Janus Investment Fund
  increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, Fund distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




                                                     Distributions and taxes  35

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


  Certain transactions of the Fund or underlying funds may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund or underlying fund may generate unqualified income that can impact an investor's taxes.



  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





36  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's investment in an underlying fund is based upon the NAV of the underlying fund. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the underlying funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal

                                                         Shareholder's guide  37
  exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The underlying funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, the value for a particular security of a non-money market underlying fund may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of an underlying fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While underlying funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that an underlying fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of an underlying fund may dilute the NAV of that underlying fund, which negatively impacts long-term shareholders of the underlying fund. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.


  The prospectuses for the underlying funds in which the Fund invests explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase,



38  Janus Investment Fund
  redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

ADMINISTRATIVE FEES


  The Fund pays an annual administrative fee of 0.25% of net assets of Class T Shares for administrative services, including recordkeeping, subaccounting, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. These administrative fees are paid by the Shares of the Fund to Janus Services LLC, which uses such fees to reimburse intermediaries. Janus Services or its affiliates may also pay administrative fees to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Fund.


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class T Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and



                                                         Shareholder's guide  39
  training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, considering which share class of the Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may be made only through financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001



40  Janus Investment Fund

  ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class T Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into




                                                         Shareholder's guide  41
  which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received.


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.




42  Janus Investment Fund

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility



                                                         Shareholder's guide  43
  of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Janus funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).

  Generally, a purchase and redemption of Shares from the Fund within 90 calendar days (i.e., "round trip") may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.


  The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Fund's Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a



44  Janus Investment Fund
  financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Underlying funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by an underlying fund, which, in turn, may be held by the Fund, based on events occurring after the close of a foreign market that



                                                         Shareholder's guide  45
  may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the underlying fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of an underlying fund or the Fund, which negatively impacts long-term shareholders. Although the underlying funds have adopted fair valuation policies and procedures intended to reduce the underlying fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the underlying fund.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders.



46  Janus Investment Fund

    These reports (i) are available on the SEC's website at http://www.sec.gov;
    (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab at janus.com/info.



  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.


  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments in the underlying funds and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain



                                                         Shareholder's guide  47
  these reports. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.





48  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  No financial highlights are presented for the Fund since Class T Shares of the Fund are new.


                                                        Financial highlights  49

APPENDIX A
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND STRATEGIES OF THE UNDERLYING FUNDS



  The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes. Additional details are available in the underlying funds' prospectuses. The Board of Trustees of the underlying Janus funds may change the investment objectives or strategies of the underlying funds at any time without notice to Fund shareholders.

  The Fund may allocate assets to all or some of these underlying funds when rebalancing the Fund's investments. At the discretion of Janus Capital and without shareholder notice, the Fund may invest in additional Janus funds established in the future.

  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN EQUITY SECURITIES

  INTECH RISK-MANAGED CORE FUND (formerly named INTECH Risk-Managed Stock Fund) seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  INTECH RISK-MANAGED GROWTH FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  INTECH RISK-MANAGED INTERNATIONAL FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  INTECH RISK-MANAGED VALUE FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The fund normally invests at least 25% of its

50  Janus Investment Fund
  assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term investments.


  JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.


  JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $15.5 billion.


  JANUS FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


  JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. As of March 31, 2009, the fund's weighted average market capitalization was $48.7 billion.


  JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its



                                                                  Appendix A  51
  total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred



52  Janus Investment Fund
  stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

  JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

  JANUS INTERNATIONAL FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


  JANUS ORION FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of March 31, 2009, the fund held stocks of 45 companies. Of these holdings, 30 comprised approximately 78.6% of the fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.



  JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets.


  JANUS RESEARCH CORE FUND (formerly named Janus Fundamental Equity Fund) seeks long-term growth of capital. The fund pursues its investment objective by



                                                                  Appendix A  53
  investing primarily in equity securities selected for their growth potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). The fund may invest in companies of any size.

  JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

  JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund's initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

  JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its



54  Janus Investment Fund
  assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000(R) Value Index. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $338.9 billion, and the median market capitalization was $2.4 billion.



  PERKINS MID CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $15.5 billion.



  PERKINS SMALL CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund's portfolio managers. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $2 million to $3 billion.


  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN FIXED-INCOME SECURITIES


  JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.


  JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective.



                                                                  Appendix A  55

  The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.

  JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

  POTENTIAL UNDERLYING FUNDS PRIMARILY UTILIZING ALTERNATIVE STRATEGIES

  JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts ("REITs") and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund's investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund's investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.


  JANUS LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The fund's portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle




56  Janus Investment Fund
  and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the fund's investment policies.




                                                                  Appendix A  57

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the underlying funds may invest. The underlying funds and, in some instances, the Fund may invest in these instruments to the extent permitted by their investment objectives and policies. The underlying funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If an underlying fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. An underlying fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the underlying fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. An underlying fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred

58  Janus Investment Fund
  stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which



                                                Glossary of investment terms  59
  means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an underlying fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which an underlying fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that an underlying fund must pay if these investments are profitable, the underlying fund may make various elections permitted by the tax laws. These elections could require that an underlying fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.




60  Janus Investment Fund

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have



                                                Glossary of investment terms  61
  maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of



62  Janus Investment Fund
  principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. An underlying fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. An underlying fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. An underlying fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. An underlying fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).




                                                Glossary of investment terms  63

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. An underlying fund may purchase and write put and call options on securities, securities indices, and foreign currencies. An underlying fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which an underlying fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of an underlying fund's total assets in an industry or group of industries.


  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain underlying funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger



64  Janus Investment Fund
  positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by an underlying fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the underlying fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, an underlying fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by an underlying fund to another party (generally a bank or dealer) in return for cash and an agreement by the underlying fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which an underlying fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that an underlying fund owns, or the underlying fund has the right to obtain the amount of the security sold short at a specified date in the future. An underlying fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the underlying fund loses the opportunity to participate in the gain. For short sales, the underlying fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, an underlying fund will realize a short-term capital gain. Although an underlying fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. An underlying fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks



                                                Glossary of investment terms  65
  and bonds, private placements, and U.S. Government securities may be sold in this manner.




66  Janus Investment Fund

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                                                                              67

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68

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.


           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)


                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687

            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 SMART PORTFOLIOS
                                   Janus Smart Portfolio - Growth
                                   Janus Smart Portfolio - Moderate
                                   Janus Smart Portfolio - Conservative



                              JANUS INVESTMENT FUND
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes three series (each, a "Portfolio" and collectively, the "Portfolios" or "Janus Smart Portfolios") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio.

              The Portfolios offer multiple classes of shares in order to meet the needs of various types of investors. Only Class A Shares and Class C Shares (the "Shares") are offered by this Prospectus. The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Smart Portfolio - Growth.....................     4
  Janus Smart Portfolio - Moderate...................    11
  Janus Smart Portfolio - Conservative...............    18

FEES AND EXPENSES....................................    25

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Principal investment strategies of the Portfolios..    28
  Investment objectives and strategies of the
  underlying funds...................................    30
  Risks of the Portfolios............................    37

MANAGEMENT OF THE PORTFOLIOS
  Investment adviser.................................    44
  Management expenses................................    44
  Investment personnel...............................    47

OTHER INFORMATION....................................    48

DISTRIBUTIONS AND TAXES..............................    52

SHAREHOLDER'S GUIDE
  Pricing of portfolio shares........................    55
  Choosing a share class.............................    57
  Distribution, servicing, and administrative fees...    58
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    59
  Purchases..........................................    61
  Exchanges..........................................    66
  Redemptions........................................    67
  Excessive trading..................................    69
  Shareholder communications.........................    73

FINANCIAL HIGHLIGHTS.................................    74

GLOSSARY OF INVESTMENT TERMS.........................    75





                                                            Table of contents  1

JANUS SMART PORTFOLIOS

  This Prospectus provides information about the Janus Smart Portfolios, a group of mutual funds that invest in Janus stock, bond, and money market mutual funds (the "underlying funds"). Because they invest in other funds, each Portfolio is considered a "fund of funds." The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing primarily in other mutual funds, rather than in individual stocks or bonds. A fund of funds bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. The Portfolios are best suited for long-term investors.

  Janus Smart Portfolios offer three choices for different investment styles. Because investors' risk tolerances, investment goals, investment time horizons, and financial circumstances may be different, each Janus Smart Portfolio offers an alternative strategy for attaining capital growth and income. The allocation to stocks and bonds in each Portfolio reflects its greater or lesser emphasis on pursuing growth of capital or current income. The following illustrates each Portfolio's relative emphasis on seeking growth of capital and seeking income.



[BAR CHART]

                                               PRIMARY EMPHASIS:
                                               GROWTH OF CAPITAL     INCOME
  Janus Smart Portfolio -- Growth                     80%              20%
  Janus Smart Portfolio -- Moderate                   60%              40%
  Janus Smart Portfolio -- Conservative               40%              60%


  Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The following table indicates each Portfolio's target allocation, which is how each Portfolio's investments generally will be allocated among the major asset classes over the long term, as well as the normal ranges within which each Portfolio's asset class allocations generally will vary over short-term periods.

    LONG-TERM EXPECTED AVERAGE ASSET ALLOCATION
                                Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
                                         Growth                  Moderate               Conservative
    Stocks                                80%                      60%                      40%
    Bonds and Money Market
      Instruments                         20%                      40%                      60%





    NORMAL ASSET ALLOCATION RANGE
                                Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
                                         Growth                  Moderate               Conservative
    Stocks                              75%-85%                  55%-65%                  35%-45%
    Bonds and Money Market
      Instruments                       15%-25%                  35%-45%                  55%-65%







2   Janus Investment Fund

  As part of the Portfolios' overall asset allocation strategy, the Portfolios may normally invest in domestic stocks, international stocks, and bonds and money market instruments.

JANUS SMART PORTFOLIO -       Janus Smart Portfolio -         Janus Smart Portfolio -
         Growth                       Moderate                     Conservative
      [Pie Chart]                   [Pie Chart]                     [Pie Chart]
Stocks                   80%  Stocks                   60%  Bonds and Money Market      60%
Bonds and Money Market   20%  Bonds and Money Market   40%  Stocks                      40%



  Each Portfolio will normally allocate its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-capitalization companies, international companies (including emerging markets), and bonds and money market instruments. The allocations may change from time to time to reflect market fluctuations or in response to various economic or other factors as deemed appropriate by the portfolio manager.

  The following profiles are intended to summarize the key features of Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate, and Janus Smart Portfolio - Conservative.




                                                       Janus Smart Portfolios  3

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS SMART PORTFOLIO - GROWTH

  Janus Smart Portfolio - Growth (the "Portfolio") is designed for long-term investors who primarily seek the highest return over time consistent with a primary emphasis on growth of capital and a secondary emphasis on income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS SMART PORTFOLIO - GROWTH seeks the highest return over time consistent with a primary emphasis on growth of capital and a secondary emphasis on income.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio seeks to achieve its investment objective by investing in other Janus mutual funds that represent a variety of asset classes and investment styles. The Portfolio pursues this objective by investing in a diversified portfolio of underlying funds normally consisting of approximately 80% stocks and 20% bonds and money market securities. The target allocation and the allocation of the Portfolio's assets among underlying funds are based on quantitative and qualitative analysis.

  The Portfolio's asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio manager regularly reviews the allocation of Portfolio assets in the underlying funds and may modify the underlying funds' weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations for the underlying funds. The portfolio manager continually monitors asset class allocations and periodically rebalances the Portfolio's investments in the underlying funds. The portfolio manager may change the Portfolio's asset class allocations, the underlying funds, or weightings without shareholder notice.


4   Janus Investment Fund

  The Portfolio will normally allocate approximately 80% of its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-capitalization companies, and international companies (including emerging markets); and approximately 20% of its investments to underlying bond and money market funds. These allocations may change from time to time.

                 JANUS SMART PORTFOLIO -
                          Growth
                       [Pie Chart]
Stocks                                                     80%
Bonds and Money market                                     20%




  When market conditions dictate a more defensive strategy, the Portfolio or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective.

MAIN INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking growth of capital and, to a lesser extent, income. Investments in a portfolio with common stock exposure tend to be more volatile than many other investment choices.

  MAIN RISKS ASSOCIATED WITH THE PORTFOLIO

  ALLOCATION RISK. The Portfolio's ability to achieve its investment objective depends largely upon Janus Capital's allocation of assets among the underlying funds and other securities, using the optimization process and the judgment of the portfolio manager. You could lose money on your investment in the Portfolio as a result of these allocations. The Portfolio will typically invest in a number of different underlying funds; however, to the extent that the Portfolio invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.




                                                          Risk/return summary  5

  AFFILIATED FUND RISK. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus funds are generally higher than the fees paid to Janus Capital by the Portfolio or by other funds available for investment by the Portfolio. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. Janus Capital, however, is a fiduciary to the Portfolio and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

  MAIN RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND SECURITIES

  The biggest risk is that the underlying funds' returns may vary, and you could lose money.

  MARKET RISK. Approximately 80% of the Portfolio's assets are allocated to equity investments. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if a portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of an underlying fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests (for example, growth-oriented securities or value-oriented securities). If the value of an underlying fund's portfolio decreases, the underlying fund's net asset value ("NAV") may also decrease, resulting in a decrease in the Portfolio's NAV, which means if you sell your shares in the Portfolio you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on an underlying fund such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude an underlying fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





6   Janus Investment Fund

  FIXED-INCOME SECURITIES RISK. Approximately 20% of the Portfolio's assets are allocated to fixed-income securities. Through the Portfolio's investments in underlying funds holding fixed-income securities, the Portfolio is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause an underlying fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in an underlying fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing an underlying fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce an underlying fund's returns because the underlying fund will have to reinvest that money at lower prevailing interest rates.



  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can



                                                          Risk/return summary  7
  therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by an underlying fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to an underlying fund. If the counterparty to a derivative transaction defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent an underlying fund enters into short derivative positions, the underlying fund may be exposed to risks similar to those associated with short sales, including the risk that the underlying fund's losses are theoretically unlimited.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time.


  Class A Shares and Class C Shares of the Portfolio commenced operations on July 6, 2009. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Portfolio's Class J Shares, calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Portfolio had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Portfolio. If sales charges were included, the returns would be lower. The table compares the Portfolio's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. The Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.




8   Janus Investment Fund

  The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


  JANUS SMART PORTFOLIO - GROWTH - CLASS C


   Annual returns for periods ended 12/31
                                                                               17.41%    14.68%    -35.46%
                                                                                2006      2007      2008

   Best Quarter:  4th-2006 7.96%     Worst Quarter:  4th-2008 -18.05%





  The Portfolio's year-to-date return as of the calendar quarter ended March 31, 2009 was -4.14%.



                                            Average annual total return for periods ended 12/31/08
                                            ------------------------------------------------------
                                                                                   Since Inception
                                                                      1 year(1)       (12/30/05)
  Class C Shares
    Return Before Taxes                                                -36.09%          -4.57%
    Return After Taxes on Distributions                                -36.54%          -5.26%
    Return After Taxes on Distributions and
       Sale of Portfolio Shares(2)                                     -23.34%          -4.03%
  Class A Shares(3)                                                    -38.76%          -5.76%
  S&P 500(R) Index(4) (reflects no deduction for expenses,             -37.00%          -8.35%
    fees, or taxes)
  Growth Allocation Index(5) (reflects no deduction for expenses,      -32.64%          -4.97%
    fees, or taxes)

                                                                   -------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Portfolio incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Portfolio Shares may exceed the Portfolio's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (5) The Growth Allocation Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE(R) Index") (25%), the Barclays Capital U.S. Aggregate Bond Index (20%), and the Morgan Stanley Capital International Emerging Markets Free Index(SM) ("MSCI EM Index(SM)") (5%).





                                                          Risk/return summary  9

  After-tax returns are calculated using distributions for the Portfolio's Class J Shares for the periods prior to July 6, 2009. If Class C Shares of the Portfolio had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Portfolio. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




10   Janus Investment Fund

JANUS SMART PORTFOLIO - MODERATE

  Janus Smart Portfolio - Moderate (the "Portfolio") is designed for investors who primarily seek the highest return over time consistent with an emphasis on growth of capital and income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS SMART PORTFOLIO - MODERATE seeks the highest return over time consistent with an emphasis on growth of capital and income.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio seeks to achieve its investment objective by investing in other Janus mutual funds that represent a variety of asset classes and investment styles. The Portfolio pursues this objective by investing in a diversified portfolio of underlying funds normally consisting of approximately 60% stocks and 40% bonds and money market securities. The target allocation and the allocation of the Portfolio's assets among underlying funds are based on quantitative and qualitative analysis.

  The Portfolio's asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio manager regularly reviews the allocation of Portfolio assets in the underlying funds and may modify the underlying funds' weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations for the underlying funds. The portfolio manager continually monitors asset class allocations and periodically rebalances the Portfolio's investments in the underlying funds. The portfolio manager may change the Portfolio's asset class allocations, the underlying funds, or weightings without shareholder notice.




                                                         Risk/return summary  11

  The Portfolio will normally allocate approximately 60% of its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-capitalization companies, and international companies (including emerging markets); and approximately 40% of its investments to underlying bond and money market funds. These allocations may change from time to time.

                 JANUS SMART PORTFOLIO -
                         Moderate
                       [Pie Chart]
Stocks                                                     60%
Bonds and Money Market                                     40%




  When market conditions dictate a more defensive strategy, the Portfolio or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective.

MAIN INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking growth of capital and income. Investments in a portfolio with common stock exposure tend to be more volatile than many other investment choices.

  MAIN RISKS ASSOCIATED WITH THE PORTFOLIO

  ALLOCATION RISK. The Portfolio's ability to achieve its investment objective depends largely upon Janus Capital's allocation of assets among the underlying funds and other securities, using the optimization process and the judgment of the portfolio manager. You could lose money on your investment in the Portfolio as a result of these allocations. The Portfolio will typically invest in a number of different underlying funds; however, to the extent that the Portfolio invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.




12   Janus Investment Fund

  AFFILIATED FUND RISK. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus funds are generally higher than the fees paid to Janus Capital by the Portfolio or by other funds available for investment by the Portfolio. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. Janus Capital, however, is a fiduciary to the Portfolio and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

  MAIN RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND SECURITIES

  The biggest risk is that the underlying funds' returns may vary, and you could lose money.

  MARKET RISK. Approximately 60% of the Portfolio's assets are allocated to equity investments. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if a portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of an underlying fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests (for example, growth-oriented securities or value-oriented securities). If the value of an underlying fund's portfolio decreases, the underlying fund's net asset value ("NAV") may also decrease, resulting in a decrease in the Portfolio's NAV, which means if you sell your shares in the Portfolio you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on an underlying fund such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude an underlying fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





                                                         Risk/return summary  13

  FIXED-INCOME SECURITIES RISK. Approximately 40% of the Portfolio's assets are allocated to fixed-income securities. Through the Portfolio's investments in underlying funds holding fixed-income securities, the Portfolio is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause an underlying fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in an underlying fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing an underlying fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce an underlying fund's returns because the underlying fund will have to reinvest that money at lower prevailing interest rates.



  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can



14   Janus Investment Fund
  therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by an underlying fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to an underlying fund. If the counterparty to a derivative transaction defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent an underlying fund enters into short derivative positions, the underlying fund may be exposed to risks similar to those associated with short sales, including the risk that the underlying fund's losses are theoretically unlimited.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time.


  Class A Shares and Class C Shares of the Portfolio commenced operations on July 6, 2009. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Portfolio's Class J Shares, calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Portfolio had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Portfolio. If sales charges were included, the returns would be lower. The table compares the Portfolio's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. The Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.




                                                         Risk/return summary  15

  The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


  JANUS SMART PORTFOLIO - MODERATE - CLASS C


   Annual returns for periods ended 12/31
                                                                               13.18%    11.64%    -25.96%
                                                                                2006      2007      2008

   Best Quarter:  4th-2006 6.04%     Worst Quarter:  4th-2008 -11.62%





  The Portfolio's year-to-date return as of the calendar quarter ended March 31, 2009 was -2.42%.



                                                      Average annual total return for periods ended 12/31/08
                                                      ------------------------------------------------------
                                                                                             Since Inception
                                                                                1 year(1)       (12/30/05)
  Class C Shares
    Return Before Taxes                                                          -26.67%          -2.19%
    Return After Taxes on Distributions                                          -27.39%          -3.04%
    Return After Taxes on Distributions and Sale of Portfolio Shares(2)          -17.24%          -2.18%
  Class A Shares(3)                                                              -29.73%          -3.41%
  S&P 500(R) Index(4) (reflects no deduction for expenses,                       -37.00%          -8.35%
    fees, or taxes)
  Moderate Allocation Index(5) (reflects no deduction for expenses,              -23.94%          -2.38%
    fees, or taxes)

                                                                             -------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Portfolio incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Portfolio Shares may exceed the Portfolio's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (5) The Moderate Allocation Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays Capital U.S. Aggregate Bond Index (40%), the MSCI EAFE(R) Index (18%), and the MSCI EM Index(SM) (2%).





16   Janus Investment Fund

  After-tax returns are calculated using distributions for the Portfolio's Class J Shares for the periods prior to July 6, 2009. If Class C Shares of the Portfolio had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Portfolio. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                         Risk/return summary  17

JANUS SMART PORTFOLIO - CONSERVATIVE

  Janus Smart Portfolio - Conservative (the "Portfolio") is designed for investors who primarily seek the highest return over time consistent with a primary emphasis on income and a secondary emphasis on growth of capital.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS SMART PORTFOLIO - CONSERVATIVE seeks the highest return over time consistent with a primary emphasis on income and a secondary emphasis on growth of capital.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio seeks to achieve its investment objective by investing in other Janus mutual funds that represent a variety of asset classes and investment styles. The Portfolio pursues this objective by investing in a diversified portfolio of underlying funds normally consisting of approximately 40% stocks and 60% bonds and money market securities. The target allocation and the allocation of the Portfolio's assets among underlying funds are based on quantitative and qualitative analysis.

  The Portfolio's asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio manager regularly reviews the allocation of Portfolio assets in the underlying funds and may modify the underlying funds' weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations for the underlying funds. The portfolio manager continually monitors asset class allocations and periodically rebalances the Portfolio's investments in the underlying funds. The portfolio manager may change the Portfolio's asset class allocations, the underlying funds, or weightings without shareholder notice.




18   Janus Investment Fund

  The Portfolio will normally allocate approximately 60% of its investments to underlying bond and money market funds; and approximately 40% of its investments to underlying funds that provide varying exposure to large U.S.- based companies, small- to mid-capitalization companies, and international companies (including emerging markets). These allocations may change from time to time.

                 JANUS SMART PORTFOLIO -
                       Conservative
                       [Pie Chart]
Bonds and Money Market                                     60%
Stocks                                                     40%




  When market conditions dictate a more defensive strategy, the Portfolio or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective.

MAIN INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking income and, to a lesser extent, growth of capital. Investments in a portfolio with common stock exposure tend to be more volatile than many other investment choices.

  MAIN RISKS ASSOCIATED WITH THE PORTFOLIO

  ALLOCATION RISK. The Portfolio's ability to achieve its investment objective depends largely upon Janus Capital's allocation of assets among the underlying funds and other securities, using the optimization process and the judgment of the portfolio manager. You could lose money on your investment in the Portfolio as a result of these allocations. The Portfolio will typically invest in a number of different underlying funds; however, to the extent that the Portfolio invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.




                                                         Risk/return summary  19

  AFFILIATED FUND RISK. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus funds are generally higher than the fees paid to Janus Capital by the Portfolio or by other funds available for investment by the Portfolio. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. Janus Capital, however, is a fiduciary to the Portfolio and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

  MAIN RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND SECURITIES

  The biggest risk is that the underlying funds' returns may vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. Approximately 60% of the Portfolio's assets are allocated to fixed-income securities. Through the Portfolio's investments in underlying funds holding fixed-income securities, the Portfolio is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause an underlying fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in an underlying fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall,




20   Janus Investment Fund
  causing an underlying fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce an underlying fund's returns because the underlying fund will have to reinvest that money at lower prevailing interest rates.



  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  MARKET RISK. Approximately 40% of the Portfolio's assets are allocated to equity investments. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if a portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of an underlying fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests (for example, growth-oriented securities or value-oriented securities). If the value of an underlying fund's portfolio decreases, the underlying fund's net asset value ("NAV") may also decrease, resulting in a decrease in the Portfolio's NAV, which means if you sell your shares in the Portfolio you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on an underlying fund such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude an underlying fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can



                                                         Risk/return summary  21
  therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by an underlying fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to an underlying fund. If the counterparty to a derivative transaction defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent an underlying fund enters into short derivative positions, the underlying fund may be exposed to risks similar to those associated with short sales, including the risk that the underlying fund's losses are theoretically unlimited.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time.


  Class A Shares and Class C Shares of the Portfolio commenced operations on July 6, 2009. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Portfolio's Class J Shares, calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Portfolio had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Portfolio. If sales charges were included, the returns would be lower. The table compares the Portfolio's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. The Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.




22   Janus Investment Fund

  The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


  JANUS SMART PORTFOLIO - CONSERVATIVE - CLASS C


   Annual returns for periods ended 12/31
                                                                                9.98%     9.11%    -16.81%
                                                                                2006      2007      2008

   Best Quarter:  4th-2006 4.43%     Worst Quarter:  3rd-2008 -6.89%





  The Portfolio's year-to-date return as of the calendar quarter ended March 31, 2009 was -1.88%.



                                                 Average annual total return for periods ended 12/31/08
                                                 ------------------------------------------------------
                                                                                        Since Inception
                                                                           1 year(1)       (12/30/05)
  Class C Shares
    Return Before Taxes                                                     -17.62%          -0.06%
    Return After Taxes on Distributions                                     -18.56%          -1.00%
    Return After Taxes on Distributions and Sale of Portfolio Shares(2)     -11.38%          -0.51%
  Class A Shares(3)                                                         -21.04%          -1.30%
  S&P 500(R) Index(4) (reflects no deduction for expenses,                  -37.00%          -8.35%
    fees, or taxes)
  Conservative Allocation Index(5) (reflects no deduction for expenses,     -14.71%           0.22%
    fees, or taxes)

                                                                        -------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Portfolio incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Portfolio Shares may exceed the Portfolio's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (5) The Conservative Allocation Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the Barclays Capital U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%), and the MSCI EAFE(R) Index (12%).





                                                         Risk/return summary  23

  After-tax returns are calculated using distributions for the Portfolio's Class J Shares for the periods prior to July 6, 2009. If Class C Shares of the Portfolio had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Portfolio. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




24   Janus Investment Fund

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A Shares or Class C Shares of the Portfolios. Expense information shown reflects estimated annualized expenses that Class A Shares and Class C Shares of the Portfolios expect to incur during their fiscal year. The expense information shown includes administrative fee expenses. It is important for you to know that a decline in a Portfolio's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Portfolio's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Portfolio. Significant declines in a Portfolio's net assets will increase the Portfolio's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  Each Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. The Portfolios' returns are net of these expenses. The table on the following page provides an estimate of each Portfolio's expenses based on the initial allocations to the underlying funds and each underlying fund's total annual operating expenses (or "estimated expenses" for any allocation to an underlying fund with less than one year of operations). The table shows the estimated total expenses that result from combining the annual fund operating expenses of each Portfolio with the estimated underlying funds' expenses. Expenses may be higher or lower depending upon the allocation of the Portfolios' assets among the underlying funds and the actual expenses of the underlying funds.

  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Portfolios may invest in underlying funds that may be subject to redemption or exchange fees on the sale of shares held for 90 days or less.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





                                                         Risk/return summary  25

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)




                                                                          Class A    Class C
 Maximum Sales Charge (load) Imposed on Purchases (as a % of offering
   price)..............................................................   5.75%(2)   N/A
 Maximum Deferred Sales Charge (load) (as a % of the lower of original
   purchase price or redemption proceeds)..............................   None(3)    1.00%(4)
 Redemption Fee........................................................   None(5)    None(5)
 Exchange Fee..........................................................   None       None



--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)*

                                                                         Acquired        Total                     Net
                                          Distribution                   Fund(9)      Annual Fund              Annual Fund
                             Management      (12b-1)        Other        Fees and      Operating    Expense     Operating
                               Fee(6)        Fees(7)     Expenses(8)   Expenses(5)   Expenses(10)   Waivers   Expenses(10)
 Janus Smart Portfolio -
   Growth -
      Class A                   0.05%         0.25%         0.22%         0.76%          1.28%       0.00%        1.28%
      Class C                   0.05%         1.00%         0.22%         0.76%          2.03%       0.00%        2.03%
 Janus Smart Portfolio -
   Moderate -
      Class A                   0.05%         0.25%         0.17%         0.71%          1.18%       0.00%        1.18%
      Class C                   0.05%         1.00%         0.17%         0.71%          1.93%       0.00%        1.93%
 Janus Smart Portfolio -
   Conservative -
      Class A                   0.05%         0.25%         0.15%         0.67%          1.12%       0.00%        1.12%
      Class C                   0.05%         1.00%         0.15%         0.67%          1.87%       0.00%        1.87%




--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
  (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide.

  (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

  (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

  (5) A Portfolio's redemption of certain underlying funds' shares held for 90 days or less may be subject to an underlying fund's 2.00% redemption fee.

  (6) The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital.
  (7) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (8) Since Class A Shares and Class C Shares of the Portfolios did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class A Shares and Class C Shares of the Portfolios expect to incur during their fiscal year. Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Portfolios.


  (9) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. Acquired Fund Fees and Expenses are estimated based on a Portfolio's allocations to underlying funds.

--------------------------------------------------------------------------------




26   Janus Investment Fund

--------------------------------------------------------------------------------

 (10) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Portfolio's total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limit. The expense limits are described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. All of the examples assume that you invest $10,000 in each Portfolio for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Portfolios' operating expenses (including the operating expenses of the underlying funds) without waivers remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



 IF CLASS A SHARES ARE REDEEMED:                     1 Year(1)(2)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
                                                     -------------------------------------------------------------
   Janus Smart Portfolio - Growth - Class A              $ 698          $ 958          $ 1,237          $ 2,031
   Janus Smart Portfolio - Moderate - Class A            $ 688          $ 928          $ 1,187          $ 1,924
   Janus Smart Portfolio - Conservative - Class A        $ 683          $ 911          $ 1,156          $ 1,860



--------------------------------------------------------------------------------


 IF CLASS C SHARES ARE REDEEMED:                      1 Year(4)     3 Years(3)    5 Years(3)     10 Years(3)
                                                     --------------------------------------------------------
   Janus Smart Portfolio - Growth - Class C             $ 306         $ 637         $ 1,093        $ 2,358
   Janus Smart Portfolio - Moderate - Class C           $ 296         $ 606         $ 1,042        $ 2,254
   Janus Smart Portfolio - Conservative - Class C       $ 290         $ 588         $ 1,011        $ 2,190



--------------------------------------------------------------------------------


 IF CLASS A SHARES ARE NOT REDEEMED:                 1 Year(1)(3)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
                                                     -------------------------------------------------------------
   Janus Smart Portfolio - Growth - Class A              $ 698          $ 958          $ 1,237          $ 2,031
   Janus Smart Portfolio - Moderate - Class A            $ 688          $ 928          $ 1,187          $ 1,924
   Janus Smart Portfolio - Conservative - Class A        $ 683          $ 911          $ 1,156          $ 1,860



--------------------------------------------------------------------------------


 IF CLASS C SHARES ARE NOT REDEEMED:                  1 Year(3)     3 Years(3)     5 Years(3)     10 Years(3)
                                                     ---------------------------------------------------------
   Janus Smart Portfolio - Growth - Class C             $ 206          $ 637         $ 1,093        $ 2,358
   Janus Smart Portfolio - Moderate - Class C           $ 196          $ 606         $ 1,042        $ 2,254
   Janus Smart Portfolio - Conservative - Class C       $ 190          $ 588         $ 1,011        $ 2,190



--------------------------------------------------------------------------------
  (1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Portfolios. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.

  (2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

  (3) Contingent deferred sales charge is not applicable.
  (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 Ongoing expenses associated with Class C Shares, over time, may exceed those of Class A Shares.
--------------------------------------------------------------------------------




                                                         Risk/return summary  27

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIOS

  This section takes a closer look at the Portfolios' principal investment strategies, as well as certain risks of investing in the Portfolios.

  Please carefully review the "Risks of the Portfolios" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

  The Portfolios invest in underlying Janus funds to pursue a target allocation of stocks, bonds, and cash/cash equivalents. The following table illustrates the long-term expected average asset allocation and the normal asset allocation ranges for the Portfolios.

    LONG-TERM EXPECTED AVERAGE ASSET ALLOCATION
                                Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
                                         Growth                  Moderate               Conservative
    Stocks                                80%                      60%                      40%
    Bonds and Money Market
      Instruments                         20%                      40%                      60%





    NORMAL ASSET ALLOCATION RANGE
                                Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
                                         Growth                  Moderate               Conservative
    Stocks                              75%-85%                  55%-65%                  35%-45%
    Bonds and Money Market
      Instruments                       15%-25%                  35%-45%                  55%-65%





  Although each Portfolio can invest in any or all of the underlying funds that are described later in this Prospectus, it is expected that each Portfolio will normally invest in only some of the underlying funds at any particular time. A Portfolio's investment in any underlying fund may exceed 25% of such Portfolio's total assets. The following table shows the expected target investment allocation of each Portfolio in the underlying funds.



  Asset Class                                    Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
    Underlying Fund*                                      Growth                  Moderate               Conservative
  ------------------------------------------------------------------------------------------------------------------------
  EQUITY SECURITIES (STOCKS)
    INTECH Risk-Managed Growth Fund                         8%                       6%                       6%
    INTECH Risk-Managed Value Fund                         10%                       9%                       7%
    Janus Contrarian Fund                                   3%                       --                       3%
    Janus Fund                                              3%                       3%                       --
    Janus Global Real Estate Fund                           3%                       2%                       1%
    Janus Growth and Income Fund                            7%                       7%                       5%
    Janus International Equity Fund                        15%                       9%                       6%
    Janus Orion Fund                                        1%                       3%                       3%
    Janus Overseas Fund                                     9%                       8%                       2%
    Janus Research Fund                                     6%                       4%                       3%
    Janus Twenty Fund                                       5%                       2%                       --



28   Janus Investment Fund

  Asset Class                                    Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
    Underlying Fund*                                      Growth                  Moderate               Conservative
  ------------------------------------------------------------------------------------------------------------------------
    Perkins Large Cap Value Fund                            7%                       5%                       4%
    Perkins Mid Cap Value Fund                              2%                       --                       --
    Perkins Small Cap Value Fund                            2%                       3%                       --
  ------------------------------------------------------------------------------------------------------------------------
    TOTAL                                                  81%                      61%                      40%
  ------------------------------------------------------------------------------------------------------------------------
  FIXED-INCOME SECURITIES (BONDS)
    Janus Flexible Bond Fund                               16%                      32%                      49%
    Janus High-Yield Fund                                   3%                       3%                       5%
    Janus Short-Term Bond Fund                              --                       4%                       6%
  ------------------------------------------------------------------------------------------------------------------------
    TOTAL                                                  19%                      39%                      60%
  ------------------------------------------------------------------------------------------------------------------------




  * The Portfolios intend to invest in the most cost effective class of shares of the Janus Investment Fund underlying funds.


  Actual holdings percentages may vary due to actual cash flows and changes to the underlying funds' asset values. In addition, the Portfolios may reallocate their assets among these or any underlying funds as described in this Prospectus, including investing a portion or all of its assets in cash equivalents or a money market fund. The Portfolios and underlying funds may purchase unlimited shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. Janus Capital may change the asset class allocations, the potential underlying funds, or the weightings without notice to shareholders. Information regarding a Portfolio's actual allocations to underlying funds is available to shareholders on a periodic basis through the Portfolios' annual and semiannual reports, reports filed with the Securities and Exchange Commission, and at janus.com/info. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent allocation information.


  The following chart summarizes the management process:


  ACTION                                                              NORMAL FREQUENCY
  Establish strategic asset class allocation policy                   Annually
  Monitor asset class allocations                                     Ongoing
  Review/rebalance Portfolio allocations                              Quarterly
  Review asset (and sub-asset) class exposures/classifications        Annually



  The following are general policies that apply to each Portfolio and the underlying funds.

  CASH POSITION
  A Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Portfolio may invest up to 100% of



                                   Principal investment strategies and risks  29
  its assets in cash or similar investments. In this case, a Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective. To the extent a Portfolio invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.

  PORTFOLIO TURNOVER
  The Portfolios normally seek long-term investment, although the Portfolios may sell shares of the underlying funds regardless of how long they have been held, subject to any redemption fees of the underlying funds. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of a Portfolio's investments, and the judgment of the portfolio manager. Changes are normally made in a Portfolio's holdings whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions regarding asset allocations among the underlying funds. The Portfolios' transactions in the underlying funds do not entail brokerage commissions, but may result in taxable capital gains and/or redemption fees.

INVESTMENT OBJECTIVES AND STRATEGIES OF THE UNDERLYING FUNDS


  The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes. Additional details are available in the underlying funds' prospectuses. The Board of Trustees of the underlying Janus funds may change the investment objectives or strategies of the underlying funds at any time without notice to Portfolio shareholders.


  The Portfolios may allocate assets to all or some of these underlying funds when rebalancing the Portfolios' investments. At the discretion of Janus Capital and without shareholder notice, the Portfolios may invest in additional Janus funds established in the future.

  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN EQUITY SECURITIES

  INTECH RISK-MANAGED CORE FUND (formerly named INTECH Risk-Managed Stock Fund) seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  INTECH RISK-MANAGED GROWTH FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected



30   Janus Investment Fund
  for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  INTECH RISK-MANAGED INTERNATIONAL FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  INTECH RISK-MANAGED VALUE FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.


  JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term investments.


  JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.


  JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $15.5 billion.


  JANUS FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40



                                   Principal investment strategies and risks  31
  common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


  JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. As of March 31, 2009, the fund's weighted average market capitalization was $48.7 billion.


  JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts ("REITs") and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund's investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the



32   Janus Investment Fund
  fund's investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

  JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

  JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity



                                   Principal investment strategies and risks  33
  securities. The fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

  JANUS INTERNATIONAL FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


  JANUS LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The fund's portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the fund's investment policies.



  JANUS ORION FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of March 31, 2009, the fund held stocks of 45 companies. Of these holdings, 30 comprised approximately 78.6% of the fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.



  JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the




34   Janus Investment Fund
  fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets.

  JANUS RESEARCH CORE FUND (formerly named Janus Fundamental Equity Fund) seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in equity securities selected for their growth potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). The fund may invest in companies of any size.

  JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

  JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund's initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

  JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.




                                   Principal investment strategies and risks  35

  PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000(R) Value Index. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $338.9 billion, and the median market capitalization was $2.4 billion.



  PERKINS MID CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $15.5 billion.



  PERKINS SMALL CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund's portfolio managers. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $2 million to $3 billion.


  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN FIXED-INCOME SECURITIES


  JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The fund will limit its investment in high-yield/high-risk bonds to 35% or less of its




36   Janus Investment Fund
  net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

  JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.

  JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

RISKS OF THE PORTFOLIOS


  You may experience volatility and lose money by investing in a Portfolio. The Portfolios intend to allocate assets among underlying funds that invest in stocks and bonds, and may also invest in money market instruments or cash/cash equivalents, while also making efforts to minimize risk exposure within the selection of investments in a variety of Janus funds. Janus Capital's allocation of a Portfolio's assets to certain asset classes and underlying funds may not be successful in achieving the Portfolio's objective. There is a risk that you may achieve lower returns by investing in a Portfolio instead of investing directly in an underlying fund. A Portfolio's returns are directly related to the aggregate performance and expenses of the underlying funds in which it invests. Certain of the underlying funds in which a Portfolio may invest have operated for shorter time periods and therefore have limited investment results, smaller asset bases, and estimated expense ratios. Investments by a Portfolio in such an underlying fund may increase the indirect expenses paid by a Portfolio and may result in the Portfolio not achieving its investment objective.


  There is additional risk for the Portfolios with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in a Portfolio indirectly having concentrated assets in a particular industry, geographical sector, or single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the Portfolio's returns. The Portfolios do not control the investments of the underlying funds, and any indirect



                                   Principal investment strategies and risks  37
  concentration occurs as a result of the underlying funds following their investment objectives.

  The Portfolios are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Portfolios may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Because Janus Capital is the adviser to the Portfolios and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying funds. The officers and Board of Trustees of the Portfolios may also serve as officers and Board of Trustees of the underlying funds. Conflicts may arise as the officers and Board of Trustees seek to fulfill their fiduciary responsibilities to both the Portfolios and the underlying funds. Purchases and redemptions of an underlying fund by a Portfolio due to reallocations or rebalancing may result in an underlying fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase an underlying fund's transaction costs. Large redemptions by a Portfolio may cause an underlying fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolios' Statement of Additional Information ("SAI").

  The Portfolios invest in underlying funds that may invest substantially all of their assets in common stocks. The main risk associated with investing in those funds is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, an underlying fund's share price may also decrease.


  An underlying fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, exchange-traded funds, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.





38   Janus Investment Fund

  The following information is designed to help you better understand some of the risks of investing in the Portfolios. The impact of the following risks on a Portfolio may vary depending on a Portfolio's investment allocation. The greater a Portfolio's allocation to an underlying fund, the greater the Portfolio's exposure to the risks associated with that underlying fund.

  BANK LOAN RISK. Certain underlying funds may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause an underlying fund to lose income or principal on a particular investment, which in turn could affect the underlying fund's returns, and you could lose money.

  CONCENTRATION RISK. An underlying fund may focus its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the underlying fund's NAV. In addition, an underlying fund that concentrates its assets in the real estate or real estate-related industry will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, REIT prices may drop, and changes in federal or state tax laws may affect the value of the securities held by an underlying fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. Such underlying funds' returns may be more volatile than those of less concentrated underlying funds.

  CREDIT RISK. A fundamental risk of an underlying fund's investments in debt securities, including floating rate loans, is credit risk, which is the risk that the borrower may default on obligations to pay principal or interest when due. Non-payment by a borrower may affect the value of the security and may decrease an underlying fund's return. Because the value of a floating rate loan will be based in part on the credit quality of a borrower, the value of one or more securities held by an underlying fund can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. There is prepayment risk with investments in mortgage- and asset-backed securities and collateral related to such investments that may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.




                                   Principal investment strategies and risks  39

  EMERGING MARKETS RISK. An underlying fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). To the extent that an underlying fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which an underlying fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for an underlying fund to obtain or to enforce a judgment against the issuers of such securities. An underlying fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

  FINANCIAL SERVICES AND MORTGAGE MARKETS RISK. With respect to collateral received in repurchase transactions or other investments, an underlying fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on an underlying fund, including minimizing the value of any collateral.

  FOREIGN EXPOSURE RISK. Certain underlying funds may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, an underlying fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund's performance than it would in a more geographically diversified portfolio. An underlying fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  GROWTH SECURITIES RISK. Certain underlying funds invest in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If a portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.





40   Janus Investment Fund

  HIGH-YIELD/HIGH-RISK BOND RISK. Janus High-Yield Fund may invest without limit in higher-yielding/higher-risk bonds, and certain underlying funds will limit their investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of their net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of an underlying fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

  INDUSTRY RISK. Although the Portfolios do not concentrate their investments in specific industries, certain underlying funds may invest in companies related in such a way that they react similarly to certain specific industry pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in an underlying fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in an underlying fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, such underlying funds' returns may be considerably more volatile than the returns of an underlying fund that does not invest in similarly related companies.

  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the underlying fund may not outperform its respective benchmark index.

  LEVERAGE RISK. Leverage occurs when an underlying fund increases its assets available for investment through borrowings or similar transactions. In accordance with an underlying fund's investment policy, the underlying fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), including for investment purposes, as well as engaging in the use of short sales. An underlying fund's use of leverage may result in risks and can magnify the effect of any gains or losses, causing the underlying fund to be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.




                                   Principal investment strategies and risks  41

  LONG/SHORT RISK. The value of an underlying fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if an underlying fund's portfolio managers are incorrect about their assessment of a company's intrinsic worth. The value of an underlying fund's long portfolio could also decrease if the stock market goes down, regardless of how well the businesses of individual companies in the portfolio perform. Conversely, the value of an underlying fund's short positions may decrease if the value of an individual company or multiple companies in the portfolio increases in value or if the stock market goes up, regardless of how well the businesses of individual companies in the portfolio perform. If the value of an underlying fund's portfolio decreases, the underlying fund's NAV will also decrease.

  NONDIVERSIFICATION RISK. Certain underlying funds are classified as nondiversified under the 1940 Act. As a result, an increase or decrease in the value of a single security may have a greater impact on an underlying fund's NAV and total return. Being nondiversified may also make an underlying fund more susceptible to financial, economic, political, or other developments that may impact a security. Although an underlying fund may ordinarily satisfy the requirements for a diversified fund and may have operated as diversified, its nondiversified classification gives the underlying fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than an underlying fund that is classified as diversified. An underlying fund's policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the underlying fund's share price.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover of underlying funds may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

  REAL ESTATE RISK. Investments in certain underlying funds' shares represent an indirect investment in real estate-related securities owned by the underlying fund. The value of securities of issuers in the real estate industry, including REITs, is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the issuer. REITs that invest in real estate mortgages are also subject to prepayment risk. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  SECURITIES LENDING RISK. An underlying fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When an underlying fund lends its securities, it receives collateral (including cash



42   Janus Investment Fund
  collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying fund may experience delays and costs in recovering the security or gaining access to the collateral. If the underlying fund is unable to recover a security on loan, the underlying fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying fund.

  SHORT SALES RISK. Short sales are speculative transactions and involve special risks, including a greater reliance on the ability of an underlying fund's portfolio manager to accurately anticipate the future value of a security. An underlying fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. An underlying fund's losses are potentially unlimited in a short sale transaction. The use of short sales may also cause an underlying fund to have higher expenses than those of other underlying funds. In addition, due to the investment process of long and short positions, an underlying fund may be subject to additional transaction costs that may lower the underlying fund's returns. An underlying fund's use of short sales may also have a leveraging effect on the underlying fund's portfolio.

  SMALL- AND MID-SIZED COMPANIES RISK. Due to certain underlying funds' investments in securities issued by small- and mid-sized companies, the underlying funds' NAV may fluctuate more than that of an underlying fund investing primarily in large companies. Small- and mid-sized companies' securities may pose greater market, liquidity, and information risks because of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on an underlying fund's returns, especially as market conditions change.

  VALUE INVESTING RISK. Certain underlying funds invest in "value" stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.




                                   Principal investment strategies and risks  43

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolios and the underlying funds. Janus Capital is responsible for the day-to-day management of the Portfolios' investment portfolios, as well as the investment portfolios of certain underlying funds, and furnishes continuous advice and recommendations concerning the Portfolios' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Portfolios.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolios and may be reimbursed by the Portfolios for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Portfolios and pays the salaries, fees, and expenses of all Portfolio officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the 1940 Act.


MANAGEMENT EXPENSES

  Each Portfolio pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Portfolio's investment advisory fee is calculated daily and paid monthly. Each Portfolio's advisory agreement details the investment advisory fee and other expenses that each Portfolio must pay. Janus Capital also receives an investment advisory fee for managing the underlying funds. Refer to the underlying funds' prospectuses for specific information about investment advisory fees.


  The following table reflects each Portfolio's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Portfolio to Janus Capital (gross and net of fee waivers).



44  Janus Investment Fund

  The rate shown is a fixed rate based on each Portfolio's average daily net assets.


                                                                                          Actual Investment
                                                                    Contractual       Advisory Fee Rate(1) (%)
                                               Average Daily    Investment Advisory        (for the fiscal
                                                Net Assets            Fee (%)                year ended
  Portfolio Name                             of the Portfolio      (annual rate)          October 31, 2008)
--------------------------------------------------------------------------------------------------------------
  Janus Smart Portfolio - Growth             All Asset Levels           0.05                    0.04
  Janus Smart Portfolio - Moderate           All Asset Levels           0.05                    0.01
  Janus Smart Portfolio - Conservative       All Asset Levels           0.05                    0.00(2)
--------------------------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) For the fiscal year ended October 31, 2008, the Portfolio did not pay Janus Capital any investment advisory fees (net of fee waivers) because the Portfolio's fee waiver exceeded the investment advisory fee.



  A discussion regarding the basis for the Trustees' approval of the Portfolios' investment advisory agreements will be included in the Portfolios' next annual or semiannual report to shareholders, following such approval. You can request the Portfolios' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Portfolio in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Portfolio, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Portfolio Name                              Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Smart Portfolio - Growth                          0.45
  Janus Smart Portfolio - Moderate                        0.39
  Janus Smart Portfolio - Conservative                    0.40
--------------------------------------------------------------------------






                                                Management of the Portfolios  45

SUBADVISERS OF CERTAIN UNDERLYING FUNDS


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to four of the underlying funds: INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds"). INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the underlying Risk-Managed Funds. Janus Capital owns approximately 92% of INTECH.



  PERKINS INVESTMENT MANAGEMENT LLC ("PERKINS") (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to the underlying Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the underlying Perkins Large Cap Value Fund's, Perkins Mid Cap Value Fund's, and Perkins Small Cap Value Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.


THIRD PARTY CONSULTANT

  Janus Capital has entered into an agreement with Wilshire Associates Inc. ("Wilshire"), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital uses when determining asset class allocations for the Portfolios. Based upon information provided by Janus Capital, Wilshire also provides quantitative and qualitative evaluations of the underlying funds' portfolio managers' and/or investment personnel's investment style. Janus Capital may use these evaluations in its decisions to allocate assets among underlying funds. Janus Capital pays Wilshire a fee for its consulting services.




46  Janus Investment Fund

INVESTMENT PERSONNEL

JANUS SMART PORTFOLIOS
--------------------------------------------------------------------------------
    DANIEL SCHERMAN, CFA, is Executive Vice President and Portfolio Manager of Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate, and
    Janus Smart Portfolio - Conservative. Mr. Scherman has sole responsibility and authority on allocations to underlying funds, as well as oversight over the Portfolios' cash management. Mr. Scherman is also Portfolio
    Manager of other Janus accounts. He joined Janus Capital in 2005 as Director of Risk and Trading. Prior to joining Janus Capital, Mr. Scherman served as Vice President, Senior Quantitative Analyst, and Portfolio
    Manager from 2001 to 2005 for Massachusetts Financial Services, where he also served as a Global Fixed Income Portfolio Manager and Currency Specialist from 1992 to 2001. Mr. Scherman holds a Bachelor's degree in Economics and History from Dartmouth College and a Master of Business Administration degree from Boston University. He holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




                                                Management of the Portfolios  47

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class A Shares and Class C Shares are offered by this Prospectus. The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The Shares are not offered directly to individual investors. The Portfolios offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Portfolio may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A PORTFOLIO



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Portfolio into another portfolio or fund without seeking shareholder vote or consent.



48  Janus Investment Fund

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



                                                           Other information  49
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




50  Janus Investment Fund

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE PORTFOLIOS

  The Portfolios are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  51

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Portfolio just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Portfolio would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Portfolio, whether or not you reinvested

52  Janus Investment Fund
  the dividends. Before buying shares of a Portfolio close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, Portfolio distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Portfolio. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Portfolios. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Portfolios. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Portfolios are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Portfolio. When gains from the sale of a security held by a Portfolio are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Portfolio held the security. In certain states, a portion of the distributions (depending on the sources of a Portfolio's income) may be exempt from state and local taxes. A Portfolio's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Portfolio at the record date of such payments. Although a Portfolio's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Portfolio shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




                                                     Distributions and taxes  53

  Distributions made by a Portfolio with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Portfolios may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE PORTFOLIOS

  Dividends, interest, and some capital gains received by the Portfolios on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.


  Certain transactions of the Portfolios or underlying funds may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a portfolio or underlying fund may generate unqualified income that can impact an investor's taxes.



  The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Portfolios meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Portfolios that invest in partnerships may be subject to state tax liabilities.





54  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms, including but not limited to, fee-based broker-dealers or financial advisors, primarily on their wrap account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the wrap account. Class A Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares offer the ability for payment of up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, the Shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Portfolios are available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Portfolio's investment in an underlying fund is based upon the NAV of the underlying fund. The value of a Portfolio's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Portfolio's Shares.

  The price you pay for purchases of Class A Shares or Class C Shares is the public offering price, which is the NAV next determined after your request is received in good order by a Portfolio or its agents, plus, for Class A Shares, any applicable

                                                         Shareholder's guide  55
  initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day's price, your order must be received in good order by a Portfolio or its agents by the close of the regular trading session of the NYSE.

  Securities held by the underlying funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolios' Board of Trustees. Such events include, but are not limited to:
  (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The underlying funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, the value for a particular security of a non-money market underlying fund may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of an underlying fund's portfolio securities and the reflection of such change in a Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While underlying funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that an underlying fund's valuation of a security is different from the security's market value, short-



56  Janus Investment Fund
  term arbitrage traders buying and/or selling Shares of an underlying fund may dilute the NAV of that underlying fund, which negatively impacts long-term shareholders of the underlying fund. The Portfolios' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.


  The prospectuses for the underlying funds in which the Portfolios invest explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Portfolios under the arrangements made between your financial intermediary or plan sponsor and its customers. The Portfolios are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

  Only Class A Shares and Class C Shares are offered by this Prospectus. The Portfolios offer multiple classes of shares in order to meet the needs of various types of investors. The other share classes are offered in separate prospectuses. For more information about these other classes of shares and whether or not you are eligible to purchase these Shares, please call 1-800-525-0020.

  Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

  -  how much you plan to invest;

  -  how long you expect to own the shares;

  -  the expenses paid by each class; and

  -  whether you qualify for any reduction or waiver of any sales charges.




                                                         Shareholder's guide  57

  You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to Class A Shares and Class C Shares:

  Class A Shares
  Initial sales charge on purchases                       Up to 5.75%(1)
  - Reduction of initial sales charge for purchases of
    $50,000 or more
  - Initial sales charge waived for purchases of
    $1 million or more

  Deferred sales charge (CDSC)                            None except on certain redemptions of
                                                          Shares purchased without an initial
                                                          sales charge(1)
  Minimum initial investment                              $2,500
  Maximum purchase                                        None
  Minimum aggregate account balance                       None
  12b-1 fee                                               Up to 0.25% annual distribution fee;
                                                          lower annual operating expenses than
                                                          Class C Shares because of lower 12b-1
                                                          fee



  (1) May be waived under certain circumstances.

  Class C Shares
  Initial sales charge on purchases                       None
  Deferred sales charge (CDSC)                            1.00% on Shares redeemed within
                                                          12 months of purchase(1)
  Minimum initial investment                              $2,500
  Maximum purchase                                        $500,000
  Minimum aggregate account balance                       None
  12b-1 fee                                               1.00% annual fee (up to 0.75%
                                                          distribution fee and up to 0.25%
                                                          shareholder servicing fee); higher annual
                                                          operating expenses than Class A Shares
                                                          because of higher 12b-1 fee



  (1) May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS


  Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), a Portfolio may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and/or shareholder servicing of Class A Shares and Class C Shares based on average daily net assets of each, up to the following annual rates:


  Class                                         12b-1 Fee for the Portfolios
  --------------------------------------------------------------------------
  Class A Shares                                            0.25%
  Class C Shares                                            1.00%(1)




  (1) Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.





58  Janus Investment Fund

  Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in a Portfolio.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of a Portfolio's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE FEES

  Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Portfolios. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Portfolios to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Portfolios converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related



                                                         Shareholder's guide  59
  services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  In addition, Janus Capital, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and



60  Janus Investment Fund
  to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and when considering which share class of a Portfolio is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Portfolios, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Portfolios' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Portfolios or that provide services in connection with investments in the Portfolios. You should consider such arrangements when evaluating any recommendation of the Portfolios.




                                                         Shareholder's guide  61

  Each Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class A Shares and Class C Shares is $2,500 per Portfolio account for non-retirement accounts and $500 per Portfolio account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  Each Portfolio reserves the right to annually request that intermediaries close Portfolio accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Portfolio shares.

  Each Portfolio reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.




62  Janus Investment Fund

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  INITIAL SALES CHARGE

  CLASS A SHARES
  An initial sales charge may apply to your purchase of Class A Shares of the Portfolios based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                                   Class A Shares Sales Charge
                                                       as a Percentage of
                                                  ----------------------------
                                                  Offering          Net Amount
  Amount of Purchase at Offering Price            Price(1)           Invested
  Under $50,000                                     5.75%              6.10%
  $50,000 but under $100,000                        4.50%              4.71%
  $100,000 but under $250,000                       3.50%              3.63%
  $250,000 but under $500,000                       2.50%              2.56%
  $500,000 but under $1,000,000                     2.00%              2.04%
  $1,000,000 and above                              None(2)            None


  (1) Offering price includes the initial sales charge.
  (2) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

  - 1.00% on amounts from $1,000,000 to $4,000,000;
  - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
  - plus 0.25% on amounts over $10,000,000.

  The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.




                                                         Shareholder's guide  63

  QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE
  You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Portfolios or certain other Janus funds) with your current purchase of Class A Shares of the Portfolios and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

  Class A Shares of the Portfolios may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares;
  (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Portfolio holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Portfolio shares, as the Portfolios, their agents, or your financial intermediary may not retain this information.

  RIGHT OF ACCUMULATION. You may purchase Class A Shares of the Portfolios at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Portfolios and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.




64  Janus Investment Fund

  LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

  AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

  - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

  - solely controlled business accounts; and

  - single participant retirement plans.

  To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.


  You may access information regarding sales loads, breakpoint discounts, and purchases of the Portfolios' shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.





                                                         Shareholder's guide  65

  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Portfolio for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Portfolios reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Portfolio may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolios' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received.


  WAIVER OF SALES CHARGES
  Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Portfolios' Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to "Redemptions." While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you



66  Janus Investment Fund
  could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and retirement platforms. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Portfolio or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order.

  Each Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or
  (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Portfolio reserves the right to annually request that intermediaries close Portfolio accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, each Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one




                                                         Shareholder's guide  67
  shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  CLASS A SHARES AND CLASS C SHARES CDSC
  A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

  CDSC WAIVERS

  There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

  - Upon the death or disability of an account owner;

  - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

  - Retirement plan shareholders taking required minimum distributions;

  - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Portfolio dividends or distributions;

  - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or




68  Janus Investment Fund

  - If a Portfolio chooses to liquidate or involuntarily redeem shares in your account.

  To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

  REINSTATEMENT PRIVILEGE

  After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). Each Portfolio is intended for long-term investment purposes only, and the Portfolios will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolios' excessive trading policies may be cancelled or revoked by each Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolios may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Portfolios' shares by multiple investors are aggregated by the intermediary and presented to the Portfolios on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Janus funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

  - redemption fees (where applicable on certain classes of certain funds).

  Generally, a purchase and redemption of Shares from the same Portfolio within 90 calendar days (i.e., "round trip") may result in enforcement of a Portfolio's



                                                         Shareholder's guide  69
  excessive trading policies and procedures with respect to future purchase orders, provided that each Portfolio reserves the right to reject any purchase request as explained above.



  The Portfolios monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Portfolio over a 90-day period, and may bar future purchases into the Portfolio and other Janus funds by such investor. The Portfolios' excessive trading policies generally do not apply to
  (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Portfolios' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Portfolios' excessive trading policies and procedures and may be rejected in whole or in part by a Portfolio. The Portfolios, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolios, and thus the Portfolios may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Portfolios' excessive trading policies may be cancelled or revoked by a Portfolio by the next business day following receipt by that Portfolio.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolios or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolios' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive



70  Janus Investment Fund
  trading concerns and normally do not require application of the Portfolios' methods to detect and deter excessive trading.

  Each Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order if the Portfolio's portfolio manager believes he would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Portfolios' policies and procedures regarding excessive trading may be modified at any time by the Portfolios' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Portfolio's long-term shareholders. Excessive trading into and out of a Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.


  Underlying funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by an underlying fund, which, in turn, may be held by a Portfolio, based on events occurring after the close of a foreign market that may not be reflected in the underlying fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the underlying fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of an underlying fund or a Portfolio, which negatively impacts long-term shareholders. Although the underlying funds have adopted fair valuation policies and procedures intended to reduce the underlying fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the underlying fund.


  Although the Portfolios take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the



                                                         Shareholder's guide  71

  Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolios may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the Portfolios' identification of excessive trading transactions in the Portfolios through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Portfolios encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolios cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Portfolios.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios' holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each portfolio at janus.com/info.


  - TOP HOLDINGS. Each portfolio's top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.




72  Janus Investment Fund

  - OTHER INFORMATION. Each portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolios' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolios' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolios that you have authorized for investment. These reports show each Portfolio's investments in the underlying funds and the market value of such investments, as well as other information about each Portfolio and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Portfolios will change their fiscal year end to June 30.





                                                         Shareholder's guide  73

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Portfolios since Class A Shares and Class C Shares of the Portfolios are new.


74  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the underlying funds may invest. The underlying funds may invest in these instruments to the extent permitted by their investment objectives and policies. The underlying funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If an underlying fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. An underlying fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the underlying fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. An underlying fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.


                                                Glossary of investment terms  75

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying



76  Janus Investment Fund
  mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an underlying fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which an underlying fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that an underlying fund must pay if these investments are profitable, the underlying fund may make various elections permitted by the tax laws. These elections could require that an underlying fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.




                                                Glossary of investment terms  77

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from



78  Janus Investment Fund
  the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.




                                                Glossary of investment terms  79

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. An underlying fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. An underlying fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. An underlying fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. An underlying fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.




80  Janus Investment Fund

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. An underlying fund may purchase and write put and call options on securities, securities indices, and foreign currencies. An underlying fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which an underlying fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of an underlying fund's total assets in an industry or group of industries.


  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain underlying funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by an underlying fund and a simultaneous agreement by the seller (generally a bank or dealer) to



                                                Glossary of investment terms  81
  repurchase the security from the underlying fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, an underlying fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by an underlying fund to another party (generally a bank or dealer) in return for cash and an agreement by the underlying fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which an underlying fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that an underlying fund owns, or the underlying fund has the right to obtain the amount of the security sold short at a specified date in the future. An underlying fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the underlying fund loses the opportunity to participate in the gain. For short sales, the underlying fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, an underlying fund will realize a short-term capital gain. Although an underlying fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. An underlying fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




82  Janus Investment Fund

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

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84

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The Portfolios' and the underlying funds' Statements of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports. In the Portfolios' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolios.


           The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolios (including the Portfolios' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
           Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Portfolios from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)


                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687

            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 SMART PORTFOLIOS
                                   Janus Smart Portfolio - Growth
                                   Janus Smart Portfolio - Moderate
                                   Janus Smart Portfolio - Conservative



                              JANUS INVESTMENT FUND
                                 CLASS I SHARES


                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes three series (each, a "Portfolio" and collectively, the "Portfolios" or "Janus Smart Portfolios") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio.


              The Portfolios offer multiple classes of shares in order to meet the needs of various types of investors. Only Class I Shares (the "Shares") are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Smart Portfolio - Growth.....................     4
  Janus Smart Portfolio - Moderate...................    11
  Janus Smart Portfolio - Conservative...............    18

FEES AND EXPENSES....................................    25

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Principal investment strategies of the Portfolios..    28
  Investment objectives and strategies of the
  underlying funds...................................    30
  Risks of the Portfolios............................    37

MANAGEMENT OF THE PORTFOLIOS
  Investment adviser.................................    44
  Management expenses................................    44
  Investment personnel...............................    47

OTHER INFORMATION....................................    48

DISTRIBUTIONS AND TAXES..............................    52

SHAREHOLDER'S GUIDE
  Pricing of portfolio shares........................    55
  Administrative fees................................    57
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    57
  Purchases..........................................    58
  Exchanges..........................................    60
  Redemptions........................................    61
  Excessive trading..................................    62
  Shareholder communications.........................    66

FINANCIAL HIGHLIGHTS.................................    67

GLOSSARY OF INVESTMENT TERMS.........................    68





                                                            Table of contents  1

JANUS SMART PORTFOLIOS

  This Prospectus provides information about the Janus Smart Portfolios, a group of mutual funds that invest in Janus stock, bond, and money market mutual funds (the "underlying funds"). Because they invest in other funds, each Portfolio is considered a "fund of funds." The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing primarily in other mutual funds, rather than in individual stocks or bonds. A fund of funds bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. The Portfolios are best suited for long-term investors.

  Janus Smart Portfolios offer three choices for different investment styles. Because investors' risk tolerances, investment goals, investment time horizons, and financial circumstances may be different, each Janus Smart Portfolio offers an alternative strategy for attaining capital growth and income. The allocation to stocks and bonds in each Portfolio reflects its greater or lesser emphasis on pursuing growth of capital or current income. The following illustrates each Portfolio's relative emphasis on seeking growth of capital and seeking income.



[BAR CHART]

                                               PRIMARY EMPHASIS:
                                               GROWTH OF CAPITAL     INCOME
  Janus Smart Portfolio -- Growth                     80%              20%
  Janus Smart Portfolio -- Moderate                   60%              40%
  Janus Smart Portfolio -- Conservative               40%              60%


  Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The following table indicates each Portfolio's target allocation, which is how each Portfolio's investments generally will be allocated among the major asset classes over the long term, as well as the normal ranges within which each Portfolio's asset class allocations generally will vary over short-term periods.

    LONG-TERM EXPECTED AVERAGE ASSET ALLOCATION
                                Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
                                         Growth                  Moderate               Conservative
    Stocks                                80%                      60%                      40%
    Bonds and Money Market
      Instruments                         20%                      40%                      60%





    NORMAL ASSET ALLOCATION RANGE
                                Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
                                         Growth                  Moderate               Conservative
    Stocks                              75%-85%                  55%-65%                  35%-45%
    Bonds and Money Market
      Instruments                       15%-25%                  35%-45%                  55%-65%







2   Janus Investment Fund

  As part of the Portfolios' overall asset allocation strategy, the Portfolios may normally invest in domestic stocks, international stocks, and bonds and money market instruments.

JANUS SMART PORTFOLIO -       Janus Smart Portfolio -         Janus Smart Portfolio -
         Growth                       Moderate                     Conservative
      [Pie Chart]                   [Pie Chart]                     [Pie Chart]
Stocks                   80%  Stocks                   60%  Bonds and Money Market      60%
Bonds and Money Market   20%  Bonds and Money Market   40%  Stocks                      40%



  Each Portfolio will normally allocate its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-capitalization companies, international companies (including emerging markets), and bonds and money market instruments. The allocations may change from time to time to reflect market fluctuations or in response to various economic or other factors as deemed appropriate by the portfolio manager.

  The following profiles are intended to summarize the key features of Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate, and Janus Smart Portfolio - Conservative.




                                                       Janus Smart Portfolios  3

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS SMART PORTFOLIO - GROWTH

  Janus Smart Portfolio - Growth (the "Portfolio") is designed for long-term investors who primarily seek the highest return over time consistent with a primary emphasis on growth of capital and a secondary emphasis on income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS SMART PORTFOLIO - GROWTH seeks the highest return over time consistent with a primary emphasis on growth of capital and a secondary emphasis on income.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio seeks to achieve its investment objective by investing in other Janus mutual funds that represent a variety of asset classes and investment styles. The Portfolio pursues this objective by investing in a diversified portfolio of underlying funds normally consisting of approximately 80% stocks and 20% bonds and money market securities. The target allocation and the allocation of the Portfolio's assets among underlying funds are based on quantitative and qualitative analysis.

  The Portfolio's asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio manager regularly reviews the allocation of Portfolio assets in the underlying funds and may modify the underlying funds' weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations for the underlying funds. The portfolio manager continually monitors asset class allocations and periodically rebalances the Portfolio's investments in the underlying funds. The portfolio manager may change the Portfolio's asset class allocations, the underlying funds, or weightings without shareholder notice.


4   Janus Investment Fund

  The Portfolio will normally allocate approximately 80% of its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-capitalization companies, and international companies (including emerging markets); and approximately 20% of its investments to underlying bond and money market funds. These allocations may change from time to time.

                 JANUS SMART PORTFOLIO -
                          Growth
                       [Pie Chart]
Stocks                                                     80%
Bonds and Money market                                     20%




  When market conditions dictate a more defensive strategy, the Portfolio or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective.

MAIN INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking growth of capital and, to a lesser extent, income. Investments in a portfolio with common stock exposure tend to be more volatile than many other investment choices.

  MAIN RISKS ASSOCIATED WITH THE PORTFOLIO

  ALLOCATION RISK. The Portfolio's ability to achieve its investment objective depends largely upon Janus Capital's allocation of assets among the underlying funds and other securities, using the optimization process and the judgment of the portfolio manager. You could lose money on your investment in the Portfolio as a result of these allocations. The Portfolio will typically invest in a number of different underlying funds; however, to the extent that the Portfolio invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.




                                                          Risk/return summary  5

  AFFILIATED FUND RISK. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus funds are generally higher than the fees paid to Janus Capital by the Portfolio or by other funds available for investment by the Portfolio. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. Janus Capital, however, is a fiduciary to the Portfolio and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

  MAIN RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND SECURITIES

  The biggest risk is that the underlying funds' returns may vary, and you could lose money.

  MARKET RISK. Approximately 80% of the Portfolio's assets are allocated to equity investments. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if a portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of an underlying fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests (for example, growth-oriented securities or value-oriented securities). If the value of an underlying fund's portfolio decreases, the underlying fund's net asset value ("NAV") may also decrease, resulting in a decrease in the Portfolio's NAV, which means if you sell your shares in the Portfolio you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on an underlying fund such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude an underlying fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





6   Janus Investment Fund

  FIXED-INCOME SECURITIES RISK. Approximately 20% of the Portfolio's assets are allocated to fixed-income securities. Through the Portfolio's investments in underlying funds holding fixed-income securities, the Portfolio is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause an underlying fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in an underlying fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing an underlying fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce an underlying fund's returns because the underlying fund will have to reinvest that money at lower prevailing interest rates.



  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can



                                                          Risk/return summary  7
  therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by an underlying fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to an underlying fund. If the counterparty to a derivative transaction defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent an underlying fund enters into short derivative positions, the underlying fund may be exposed to risks similar to those associated with short sales, including the risk that the underlying fund's losses are theoretically unlimited.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time.


  Class I Shares of the Portfolio commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Portfolio's Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Portfolio had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The table compares the Portfolio's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. The Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





8   Janus Investment Fund

  JANUS SMART PORTFOLIO - GROWTH - CLASS I


   Annual returns for periods ended 12/31
                                                                               18.51%    15.73%    -34.91%
                                                                                2006      2007      2008

   Best Quarter:  4th-2006 8.23%     Worst Quarter:  4th-2008 -18.05%





  The Portfolio's year-to-date return as of the calendar quarter ended March 31, 2009 was -4.04%.



                                          Average annual total return for periods ended 12/31/08
                                          ------------------------------------------------------
                                                                                 Since Inception
                                                                       1 year       (12/30/05)
  Class I Shares
    Return Before Taxes                                               -34.91%         -3.71%
    Return After Taxes on Distributions                               -35.36%         -4.42%
    Return After Taxes on Distributions and
       Sale of Portfolio Shares(1)                                    -22.58%         -3.32%
  S&P 500(R) Index(2)                                                 -37.00%         -8.35%
    (reflects no deduction for expenses, fees, or taxes)
  Growth Allocation Index(3)                                          -32.64%         -4.97%
    (reflects no deduction for expenses, fees, or taxes)
                                                                   -----------------------------




  (1) If the Portfolio incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Portfolio Shares may exceed the Portfolio's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (3) The Growth Allocation Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE(R) Index") (25%), the Barclays Capital U.S. Aggregate Bond Index (20%), and the Morgan Stanley Capital International Emerging Markets Free Index(SM) ("MSCI EM Index(SM)") (5%).





                                                          Risk/return summary  9

  After-tax returns are calculated using distributions for the Portfolio's Class J Shares for the periods prior to July 6, 2009. If Class I Shares of the Portfolio had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




10   Janus Investment Fund

JANUS SMART PORTFOLIO - MODERATE

  Janus Smart Portfolio - Moderate (the "Portfolio") is designed for investors who primarily seek the highest return over time consistent with an emphasis on growth of capital and income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS SMART PORTFOLIO - MODERATE seeks the highest return over time consistent with an emphasis on growth of capital and income.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio seeks to achieve its investment objective by investing in other Janus mutual funds that represent a variety of asset classes and investment styles. The Portfolio pursues this objective by investing in a diversified portfolio of underlying funds normally consisting of approximately 60% stocks and 40% bonds and money market securities. The target allocation and the allocation of the Portfolio's assets among underlying funds are based on quantitative and qualitative analysis.

  The Portfolio's asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio manager regularly reviews the allocation of Portfolio assets in the underlying funds and may modify the underlying funds' weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations for the underlying funds. The portfolio manager continually monitors asset class allocations and periodically rebalances the Portfolio's investments in the underlying funds. The portfolio manager may change the Portfolio's asset class allocations, the underlying funds, or weightings without shareholder notice.




                                                         Risk/return summary  11

  The Portfolio will normally allocate approximately 60% of its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-capitalization companies, and international companies (including emerging markets); and approximately 40% of its investments to underlying bond and money market funds. These allocations may change from time to time.

                 JANUS SMART PORTFOLIO -
                         Moderate
                       [Pie Chart]
Stocks                                                     60%
Bonds and Money Market                                     40%




  When market conditions dictate a more defensive strategy, the Portfolio or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective.

MAIN INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking growth of capital and income. Investments in a portfolio with common stock exposure tend to be more volatile than many other investment choices.

  MAIN RISKS ASSOCIATED WITH THE PORTFOLIO

  ALLOCATION RISK. The Portfolio's ability to achieve its investment objective depends largely upon Janus Capital's allocation of assets among the underlying funds and other securities, using the optimization process and the judgment of the portfolio manager. You could lose money on your investment in the Portfolio as a result of these allocations. The Portfolio will typically invest in a number of different underlying funds; however, to the extent that the Portfolio invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.




12   Janus Investment Fund

  AFFILIATED FUND RISK. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus funds are generally higher than the fees paid to Janus Capital by the Portfolio or by other funds available for investment by the Portfolio. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. Janus Capital, however, is a fiduciary to the Portfolio and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

  MAIN RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND SECURITIES

  The biggest risk is that the underlying funds' returns may vary, and you could lose money.

  MARKET RISK. Approximately 60% of the Portfolio's assets are allocated to equity investments. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if a portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of an underlying fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests (for example, growth-oriented securities or value-oriented securities). If the value of an underlying fund's portfolio decreases, the underlying fund's net asset value ("NAV") may also decrease, resulting in a decrease in the Portfolio's NAV, which means if you sell your shares in the Portfolio you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on an underlying fund such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude an underlying fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





                                                         Risk/return summary  13

  FIXED-INCOME SECURITIES RISK. Approximately 40% of the Portfolio's assets are allocated to fixed-income securities. Through the Portfolio's investments in underlying funds holding fixed-income securities, the Portfolio is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause an underlying fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in an underlying fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing an underlying fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce an underlying fund's returns because the underlying fund will have to reinvest that money at lower prevailing interest rates.



  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can



14   Janus Investment Fund
  therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by an underlying fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to an underlying fund. If the counterparty to a derivative transaction defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent an underlying fund enters into short derivative positions, the underlying fund may be exposed to risks similar to those associated with short sales, including the risk that the underlying fund's losses are theoretically unlimited.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time.


  Class I Shares of the Portfolio commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Portfolio's Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Portfolio had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The table compares the Portfolio's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. The Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  15

  JANUS SMART PORTFOLIO - MODERATE - CLASS I


   Annual returns for periods ended 12/31
                                                                               14.28%    12.71%    -25.28%
                                                                                2006      2007      2008

   Best Quarter:  4th-2006 6.31%     Worst Quarter:  4th-2008 -11.62%





  The Portfolio's year-to-date return as of the calendar quarter ended March 31, 2009 was -2.29%.



                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                                                 1 year       (12/30/05)
  Class I Shares
    Return Before Taxes                                                         -25.28%         -1.27%
    Return After Taxes on Distributions                                         -26.01%         -2.13%
    Return After Taxes on Distributions and Sale of Portfolio Shares(1)         -16.33%         -1.41%
  S&P 500(R) Index(2)                                                           -37.00%         -8.35%
    (reflects no deduction for expenses, fees, or taxes)
  Moderate Allocation Index(3)                                                  -23.94%         -2.38%
    (reflects no deduction for expenses, fees, or taxes)

                                                                             -----------------------------



  (1) If the Portfolio incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Portfolio Shares may exceed the Portfolio's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (3) The Moderate Allocation Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays Capital U.S. Aggregate Bond Index (40%), the MSCI EAFE(R) Index (18%), and the MSCI EM Index(SM) (2%).





16   Janus Investment Fund

  After-tax returns are calculated using distributions for the Portfolio's Class J Shares for the periods prior to July 6, 2009. If Class I Shares of the Portfolio had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  17

JANUS SMART PORTFOLIO - CONSERVATIVE

  Janus Smart Portfolio - Conservative (the "Portfolio") is designed for investors who primarily seek the highest return over time consistent with a primary emphasis on income and a secondary emphasis on growth of capital.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS SMART PORTFOLIO - CONSERVATIVE seeks the highest return over time consistent with a primary emphasis on income and a secondary emphasis on growth of capital.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio seeks to achieve its investment objective by investing in other Janus mutual funds that represent a variety of asset classes and investment styles. The Portfolio pursues this objective by investing in a diversified portfolio of underlying funds normally consisting of approximately 40% stocks and 60% bonds and money market securities. The target allocation and the allocation of the Portfolio's assets among underlying funds are based on quantitative and qualitative analysis.

  The Portfolio's asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio manager regularly reviews the allocation of Portfolio assets in the underlying funds and may modify the underlying funds' weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations for the underlying funds. The portfolio manager continually monitors asset class allocations and periodically rebalances the Portfolio's investments in the underlying funds. The portfolio manager may change the Portfolio's asset class allocations, the underlying funds, or weightings without shareholder notice.




18   Janus Investment Fund

  The Portfolio will normally allocate approximately 60% of its investments to underlying bond and money market funds; and approximately 40% of its investments to underlying funds that provide varying exposure to large U.S.- based companies, small- to mid-capitalization companies, and international companies (including emerging markets). These allocations may change from time to time.

                 JANUS SMART PORTFOLIO -
                       Conservative
                       [Pie Chart]
Bonds and Money Market                                     60%
Stocks                                                     40%




  When market conditions dictate a more defensive strategy, the Portfolio or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective.

MAIN INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking income and, to a lesser extent, growth of capital. Investments in a portfolio with common stock exposure tend to be more volatile than many other investment choices.

  MAIN RISKS ASSOCIATED WITH THE PORTFOLIO

  ALLOCATION RISK. The Portfolio's ability to achieve its investment objective depends largely upon Janus Capital's allocation of assets among the underlying funds and other securities, using the optimization process and the judgment of the portfolio manager. You could lose money on your investment in the Portfolio as a result of these allocations. The Portfolio will typically invest in a number of different underlying funds; however, to the extent that the Portfolio invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.




                                                         Risk/return summary  19

  AFFILIATED FUND RISK. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus funds are generally higher than the fees paid to Janus Capital by the Portfolio or by other funds available for investment by the Portfolio. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. Janus Capital, however, is a fiduciary to the Portfolio and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

  MAIN RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND SECURITIES

  The biggest risk is that the underlying funds' returns may vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. Approximately 60% of the Portfolio's assets are allocated to fixed-income securities. Through the Portfolio's investments in underlying funds holding fixed-income securities, the Portfolio is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause an underlying fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in an underlying fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall,




20   Janus Investment Fund
  causing an underlying fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce an underlying fund's returns because the underlying fund will have to reinvest that money at lower prevailing interest rates.



  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  MARKET RISK. Approximately 40% of the Portfolio's assets are allocated to equity investments. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if a portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of an underlying fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests (for example, growth-oriented securities or value-oriented securities). If the value of an underlying fund's portfolio decreases, the underlying fund's net asset value ("NAV") may also decrease, resulting in a decrease in the Portfolio's NAV, which means if you sell your shares in the Portfolio you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on an underlying fund such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude an underlying fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can



                                                         Risk/return summary  21
  therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by an underlying fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to an underlying fund. If the counterparty to a derivative transaction defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent an underlying fund enters into short derivative positions, the underlying fund may be exposed to risks similar to those associated with short sales, including the risk that the underlying fund's losses are theoretically unlimited.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time.


  Class I Shares of the Portfolio commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Portfolio's Class J Shares, calculated using the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Portfolio had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The table compares the Portfolio's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. The Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





22   Janus Investment Fund

  JANUS SMART PORTFOLIO - CONSERVATIVE - CLASS I


   Annual returns for periods ended 12/31
                                                                               11.08%    10.18%    -16.02%
                                                                                2006      2007      2008

   Best Quarter:  4th-2006 4.70%     Worst Quarter:  3rd-2008 -6.58%





  The Portfolio's year-to-date return as of the calendar quarter ended March 31, 2009 was -1.71%.



                                               Average annual total return for periods ended 12/31/08
                                               ------------------------------------------------------
                                                                                      Since Inception
                                                                            1 year       (12/30/05)
  Class I Shares
    Return Before Taxes                                                    -16.02%          0.92%
    Return After Taxes on Distributions                                    -16.97%         -0.04%
    Return After Taxes on Distributions and Sale of Portfolio Shares(1)    -10.35%          0.31%
  S&P 500(R) Index(2)                                                      -37.00%         -8.35%
    (reflects no deduction for expenses, fees, or taxes)
  Conservative Allocation Index(3)                                         -14.71%          0.22%
    (reflects no deduction for expenses, fees, or taxes)

                                                                        -----------------------------



  (1) If the Portfolio incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Portfolio Shares may exceed the Portfolio's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (3) The Conservative Allocation Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the Barclays Capital U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%), and the MSCI EAFE(R) Index (12%).





                                                         Risk/return summary  23

  After-tax returns are calculated using distributions for the Portfolio's Class J Shares for the periods prior to July 6, 2009. If Class I Shares of the Portfolio had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




24   Janus Investment Fund

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Portfolios. Expense information shown reflects estimated annualized expenses that Class I Shares of the Portfolios expect to incur during their fiscal year. The expense information shown includes administrative fee expenses. It is important for you to know that a decline in a Portfolio's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Portfolio's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Portfolio. Significant declines in a Portfolio's net assets will increase the Portfolio's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  Each Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. The Portfolios' returns are net of these expenses. The table on the following page provides an estimate of each Portfolio's expenses based on the initial allocations to the underlying funds and each underlying fund's total annual operating expenses (or "estimated expenses" for any allocation to an underlying fund with less than one year of operations). The table shows the estimated total expenses that result from combining the annual fund operating expenses of each Portfolio with the estimated underlying funds' expenses. Expenses may be higher or lower depending upon the allocation of the Portfolios' assets among the underlying funds and the actual expenses of the underlying funds.

  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Portfolios' Class I Shares do not impose sales charges when you buy or sell the Portfolios' Class I Shares. However, the Portfolios may invest in underlying funds that may be subject to redemption or exchange fees on the sale of shares held for 90 days or less.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





                                                         Risk/return summary  25

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                                  Class I
 Sales charges.................................................................   None
 Redemption fee................................................................   None(2)
 Exchange fee..................................................................   None





------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)*

                                                                      Acquired   Total Annual            Net Annual
                                                                      Fund(5)        Fund                   Fund
                                           Management     Other       Fees and     Operating   Expense   Operating
                                             Fee(3)    Expenses(4)  Expenses(2)   Expenses(6)  Waivers  Expenses(6)
 Janus Smart Portfolio - Growth -
   Class I                                    0.05%       0.22%        0.76%         1.03%      0.00%      1.03%
 Janus Smart Portfolio - Moderate -
   Class I                                    0.05%       0.17%        0.71%         0.93%      0.00%      0.93%
 Janus Smart Portfolio - Conservative -
   Class I                                    0.05%       0.15%        0.67%         0.87%      0.00%      0.87%



--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  (2) A Portfolio's redemption of certain underlying funds' shares held for 90 days or less may be subject to an underlying fund's 2.00% redemption fee.

  (3) The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital.

  (4) Since Class I Shares of the Portfolios did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class I Shares of the Portfolios expect to incur during their fiscal year. Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Portfolios.


  (5) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. Acquired Fund Fees and Expenses are estimated based on a Portfolio's allocations to underlying funds.


  (6) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Portfolio's total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------




26   Janus Investment Fund

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Portfolios' operating expenses (including the operating expenses of the underlying funds) without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                     1 Year   3 Years   5 Years   10 Years
                                                     -------------------------------------
 Janus Smart Portfolio - Growth - Class I             $ 105    $ 328     $ 569     $ 1,259
 Janus Smart Portfolio - Moderate - Class I           $  95    $ 296     $ 515     $ 1,143
 Janus Smart Portfolio - Conservative - Class I       $  89    $ 278     $ 482     $ 1,073



--------------------------------------------------------------------------------




                                                         Risk/return summary  27

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIOS

  This section takes a closer look at the Portfolios' principal investment strategies, as well as certain risks of investing in the Portfolios.

  Please carefully review the "Risks of the Portfolios" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

  The Portfolios invest in underlying Janus funds to pursue a target allocation of stocks, bonds, and cash/cash equivalents. The following table illustrates the long-term expected average asset allocation and the normal asset allocation ranges for the Portfolios.

    LONG-TERM EXPECTED AVERAGE ASSET ALLOCATION
                                Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
                                         Growth                  Moderate               Conservative
    Stocks                                80%                      60%                      40%
    Bonds and Money Market
      Instruments                         20%                      40%                      60%





    NORMAL ASSET ALLOCATION RANGE
                                Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
                                         Growth                  Moderate               Conservative
    Stocks                              75%-85%                  55%-65%                  35%-45%
    Bonds and Money Market
      Instruments                       15%-25%                  35%-45%                  55%-65%





  Although each Portfolio can invest in any or all of the underlying funds that are described later in this Prospectus, it is expected that each Portfolio will normally invest in only some of the underlying funds at any particular time. A Portfolio's investment in any underlying fund may exceed 25% of such Portfolio's total assets. The following table shows the expected target investment allocation of each Portfolio in the underlying funds.



  Asset Class                                    Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
    Underlying Fund*                                      Growth                  Moderate               Conservative
  ------------------------------------------------------------------------------------------------------------------------
  EQUITY SECURITIES (STOCKS)
    INTECH Risk-Managed Growth Fund                         8%                       6%                       6%
    INTECH Risk-Managed Value Fund                         10%                       9%                       7%
    Janus Contrarian Fund                                   3%                       --                       3%
    Janus Fund                                              3%                       3%                       --
    Janus Global Real Estate Fund                           3%                       2%                       1%
    Janus Growth and Income Fund                            7%                       7%                       5%
    Janus International Equity Fund                        15%                       9%                       6%
    Janus Orion Fund                                        1%                       3%                       3%
    Janus Overseas Fund                                     9%                       8%                       2%
    Janus Research Fund                                     6%                       4%                       3%
    Janus Twenty Fund                                       5%                       2%                       --



28   Janus Investment Fund

  Asset Class                                    Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
    Underlying Fund*                                      Growth                  Moderate               Conservative
  ------------------------------------------------------------------------------------------------------------------------
    Perkins Large Cap Value Fund                            7%                       5%                       4%
    Perkins Mid Cap Value Fund                              2%                       --                       --
    Perkins Small Cap Value Fund                            2%                       3%                       --
  ------------------------------------------------------------------------------------------------------------------------
    TOTAL                                                  81%                      61%                      40%
  ------------------------------------------------------------------------------------------------------------------------
  FIXED-INCOME SECURITIES (BONDS)
    Janus Flexible Bond Fund                               16%                      32%                      49%
    Janus High-Yield Fund                                   3%                       3%                       5%
    Janus Short-Term Bond Fund                              --                       4%                       6%
  ------------------------------------------------------------------------------------------------------------------------
    TOTAL                                                  19%                      39%                      60%
  ------------------------------------------------------------------------------------------------------------------------




  * The Portfolios intend to invest in the most cost effective class of shares of the Janus Investment Fund underlying funds.


  Actual holdings percentages may vary due to actual cash flows and changes to the underlying funds' asset values. In addition, the Portfolios may reallocate their assets among these or any underlying funds as described in this Prospectus, including investing a portion or all of its assets in cash equivalents or a money market fund. The Portfolios and underlying funds may purchase unlimited shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. Janus Capital may change the asset class allocations, the potential underlying funds, or the weightings without notice to shareholders. Information regarding a Portfolio's actual allocations to underlying funds is available to shareholders on a periodic basis through the Portfolios' annual and semiannual reports, reports filed with the Securities and Exchange Commission, and at janus.com/info. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent allocation information.


  The following chart summarizes the management process:


  ACTION                                                              NORMAL FREQUENCY
  Establish strategic asset class allocation policy                   Annually
  Monitor asset class allocations                                     Ongoing
  Review/rebalance Portfolio allocations                              Quarterly
  Review asset (and sub-asset) class exposures/classifications        Annually



  The following are general policies that apply to each Portfolio and the underlying funds.

  CASH POSITION
  A Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Portfolio may invest up to 100% of



                                   Principal investment strategies and risks  29
  its assets in cash or similar investments. In this case, a Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective. To the extent a Portfolio invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.

  PORTFOLIO TURNOVER
  The Portfolios normally seek long-term investment, although the Portfolios may sell shares of the underlying funds regardless of how long they have been held, subject to any redemption fees of the underlying funds. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of a Portfolio's investments, and the judgment of the portfolio manager. Changes are normally made in a Portfolio's holdings whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions regarding asset allocations among the underlying funds. The Portfolios' transactions in the underlying funds do not entail brokerage commissions, but may result in taxable capital gains and/or redemption fees.

INVESTMENT OBJECTIVES AND STRATEGIES OF THE UNDERLYING FUNDS


  The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes. Additional details are available in the underlying funds' prospectuses. The Board of Trustees of the underlying Janus funds may change the investment objectives or strategies of the underlying funds at any time without notice to Portfolio shareholders.


  The Portfolios may allocate assets to all or some of these underlying funds when rebalancing the Portfolios' investments. At the discretion of Janus Capital and without shareholder notice, the Portfolios may invest in additional Janus funds established in the future.

  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN EQUITY SECURITIES

  INTECH RISK-MANAGED CORE FUND (formerly named INTECH Risk-Managed Stock Fund) seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  INTECH RISK-MANAGED GROWTH FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected



30   Janus Investment Fund
  for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  INTECH RISK-MANAGED INTERNATIONAL FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  INTECH RISK-MANAGED VALUE FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.


  JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term investments.


  JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.


  JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $15.5 billion.


  JANUS FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40



                                   Principal investment strategies and risks  31
  common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


  JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. As of March 31, 2009, the fund's weighted average market capitalization was $48.7 billion.


  JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts ("REITs") and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund's investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the



32   Janus Investment Fund
  fund's investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

  JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

  JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity



                                   Principal investment strategies and risks  33
  securities. The fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

  JANUS INTERNATIONAL FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


  JANUS LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The fund's portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the fund's investment policies.



  JANUS ORION FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of March 31, 2009, the fund held stocks of 45 companies. Of these holdings, 30 comprised approximately 78.6% of the fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.



  JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the




34   Janus Investment Fund
  fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets.

  JANUS RESEARCH CORE FUND (formerly named Janus Fundamental Equity Fund) seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in equity securities selected for their growth potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). The fund may invest in companies of any size.

  JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

  JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund's initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

  JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.




                                   Principal investment strategies and risks  35

  PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000(R) Value Index. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $338.9 billion, and the median market capitalization was $2.4 billion.



  PERKINS MID CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $15.5 billion.



  PERKINS SMALL CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund's portfolio managers. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $2 million to $3 billion.


  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN FIXED-INCOME SECURITIES


  JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The fund will limit its investment in high-yield/high-risk bonds to 35% or less of its




36   Janus Investment Fund
  net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

  JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.

  JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

RISKS OF THE PORTFOLIOS


  You may experience volatility and lose money by investing in a Portfolio. The Portfolios intend to allocate assets among underlying funds that invest in stocks and bonds, and may also invest in money market instruments or cash/cash equivalents, while also making efforts to minimize risk exposure within the selection of investments in a variety of Janus funds. Janus Capital's allocation of a Portfolio's assets to certain asset classes and underlying funds may not be successful in achieving the Portfolio's objective. There is a risk that you may achieve lower returns by investing in a Portfolio instead of investing directly in an underlying fund. A Portfolio's returns are directly related to the aggregate performance and expenses of the underlying funds in which it invests. Certain of the underlying funds in which a Portfolio may invest have operated for shorter time periods and therefore have limited investment results, smaller asset bases, and estimated expense ratios. Investments by a Portfolio in such an underlying fund may increase the indirect expenses paid by a Portfolio and may result in the Portfolio not achieving its investment objective.


  There is additional risk for the Portfolios with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in a Portfolio indirectly having concentrated assets in a particular industry, geographical sector, or single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the Portfolio's returns. The Portfolios do not control the investments of the underlying funds, and any indirect



                                   Principal investment strategies and risks  37
  concentration occurs as a result of the underlying funds following their investment objectives.

  The Portfolios are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Portfolios may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Because Janus Capital is the adviser to the Portfolios and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying funds. The officers and Board of Trustees of the Portfolios may also serve as officers and Board of Trustees of the underlying funds. Conflicts may arise as the officers and Board of Trustees seek to fulfill their fiduciary responsibilities to both the Portfolios and the underlying funds. Purchases and redemptions of an underlying fund by a Portfolio due to reallocations or rebalancing may result in an underlying fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase an underlying fund's transaction costs. Large redemptions by a Portfolio may cause an underlying fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolios' Statement of Additional Information ("SAI").

  The Portfolios invest in underlying funds that may invest substantially all of their assets in common stocks. The main risk associated with investing in those funds is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, an underlying fund's share price may also decrease.


  An underlying fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, exchange-traded funds, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.





38   Janus Investment Fund

  The following information is designed to help you better understand some of the risks of investing in the Portfolios. The impact of the following risks on a Portfolio may vary depending on a Portfolio's investment allocation. The greater a Portfolio's allocation to an underlying fund, the greater the Portfolio's exposure to the risks associated with that underlying fund.

  BANK LOAN RISK. Certain underlying funds may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause an underlying fund to lose income or principal on a particular investment, which in turn could affect the underlying fund's returns, and you could lose money.

  CONCENTRATION RISK. An underlying fund may focus its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the underlying fund's NAV. In addition, an underlying fund that concentrates its assets in the real estate or real estate-related industry will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, REIT prices may drop, and changes in federal or state tax laws may affect the value of the securities held by an underlying fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. Such underlying funds' returns may be more volatile than those of less concentrated underlying funds.

  CREDIT RISK. A fundamental risk of an underlying fund's investments in debt securities, including floating rate loans, is credit risk, which is the risk that the borrower may default on obligations to pay principal or interest when due. Non-payment by a borrower may affect the value of the security and may decrease an underlying fund's return. Because the value of a floating rate loan will be based in part on the credit quality of a borrower, the value of one or more securities held by an underlying fund can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. There is prepayment risk with investments in mortgage- and asset-backed securities and collateral related to such investments that may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.




                                   Principal investment strategies and risks  39

  EMERGING MARKETS RISK. An underlying fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). To the extent that an underlying fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which an underlying fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for an underlying fund to obtain or to enforce a judgment against the issuers of such securities. An underlying fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

  FINANCIAL SERVICES AND MORTGAGE MARKETS RISK. With respect to collateral received in repurchase transactions or other investments, an underlying fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on an underlying fund, including minimizing the value of any collateral.

  FOREIGN EXPOSURE RISK. Certain underlying funds may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, an underlying fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund's performance than it would in a more geographically diversified portfolio. An underlying fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  GROWTH SECURITIES RISK. Certain underlying funds invest in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If a portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.





40   Janus Investment Fund

  HIGH-YIELD/HIGH-RISK BOND RISK. Janus High-Yield Fund may invest without limit in higher-yielding/higher-risk bonds, and certain underlying funds will limit their investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of their net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of an underlying fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

  INDUSTRY RISK. Although the Portfolios do not concentrate their investments in specific industries, certain underlying funds may invest in companies related in such a way that they react similarly to certain specific industry pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in an underlying fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in an underlying fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, such underlying funds' returns may be considerably more volatile than the returns of an underlying fund that does not invest in similarly related companies.

  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the underlying fund may not outperform its respective benchmark index.

  LEVERAGE RISK. Leverage occurs when an underlying fund increases its assets available for investment through borrowings or similar transactions. In accordance with an underlying fund's investment policy, the underlying fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), including for investment purposes, as well as engaging in the use of short sales. An underlying fund's use of leverage may result in risks and can magnify the effect of any gains or losses, causing the underlying fund to be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.




                                   Principal investment strategies and risks  41

  LONG/SHORT RISK. The value of an underlying fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if an underlying fund's portfolio managers are incorrect about their assessment of a company's intrinsic worth. The value of an underlying fund's long portfolio could also decrease if the stock market goes down, regardless of how well the businesses of individual companies in the portfolio perform. Conversely, the value of an underlying fund's short positions may decrease if the value of an individual company or multiple companies in the portfolio increases in value or if the stock market goes up, regardless of how well the businesses of individual companies in the portfolio perform. If the value of an underlying fund's portfolio decreases, the underlying fund's NAV will also decrease.

  NONDIVERSIFICATION RISK. Certain underlying funds are classified as nondiversified under the 1940 Act. As a result, an increase or decrease in the value of a single security may have a greater impact on an underlying fund's NAV and total return. Being nondiversified may also make an underlying fund more susceptible to financial, economic, political, or other developments that may impact a security. Although an underlying fund may ordinarily satisfy the requirements for a diversified fund and may have operated as diversified, its nondiversified classification gives the underlying fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than an underlying fund that is classified as diversified. An underlying fund's policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the underlying fund's share price.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover of underlying funds may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

  REAL ESTATE RISK. Investments in certain underlying funds' shares represent an indirect investment in real estate-related securities owned by the underlying fund. The value of securities of issuers in the real estate industry, including REITs, is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the issuer. REITs that invest in real estate mortgages are also subject to prepayment risk. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  SECURITIES LENDING RISK. An underlying fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When an underlying fund lends its securities, it receives collateral (including cash



42   Janus Investment Fund
  collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying fund may experience delays and costs in recovering the security or gaining access to the collateral. If the underlying fund is unable to recover a security on loan, the underlying fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying fund.

  SHORT SALES RISK. Short sales are speculative transactions and involve special risks, including a greater reliance on the ability of an underlying fund's portfolio manager to accurately anticipate the future value of a security. An underlying fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. An underlying fund's losses are potentially unlimited in a short sale transaction. The use of short sales may also cause an underlying fund to have higher expenses than those of other underlying funds. In addition, due to the investment process of long and short positions, an underlying fund may be subject to additional transaction costs that may lower the underlying fund's returns. An underlying fund's use of short sales may also have a leveraging effect on the underlying fund's portfolio.

  SMALL- AND MID-SIZED COMPANIES RISK. Due to certain underlying funds' investments in securities issued by small- and mid-sized companies, the underlying funds' NAV may fluctuate more than that of an underlying fund investing primarily in large companies. Small- and mid-sized companies' securities may pose greater market, liquidity, and information risks because of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on an underlying fund's returns, especially as market conditions change.

  VALUE INVESTING RISK. Certain underlying funds invest in "value" stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.




                                   Principal investment strategies and risks  43

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolios and the underlying funds. Janus Capital is responsible for the day-to-day management of the Portfolios' investment portfolios, as well as the investment portfolios of certain underlying funds, and furnishes continuous advice and recommendations concerning the Portfolios' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Portfolios.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolios and may be reimbursed by the Portfolios for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Portfolios and pays the salaries, fees, and expenses of all Portfolio officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the 1940 Act.


MANAGEMENT EXPENSES


  Each Portfolio pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Portfolio's investment advisory fee is calculated daily and paid monthly. Each Portfolio's advisory agreement details the investment advisory fee and other expenses that each Portfolio must pay. Janus Capital also receives an investment advisory fee for managing the underlying funds. Refer to the underlying funds' prospectuses for specific information about investment advisory fees.



  The following table reflects each Portfolio's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Portfolio to Janus Capital (gross and net of fee waivers).



44  Janus Investment Fund

  The rate shown is a fixed rate based on each Portfolio's average daily net assets.


                                                                                     Actual Investment
                                                               Contractual       Advisory Fee Rate(1) (%)
                                          Average Daily    Investment Advisory        (for the fiscal
                                           Net Assets            Fee (%)                year ended
  Portfolio Name                        of the Portfolio      (annual rate)          October 31, 2008)
---------------------------------------------------------------------------------------------------------
  Janus Smart Portfolio - Growth        All Asset Levels           0.05                    0.04
  Janus Smart Portfolio - Moderate      All Asset Levels           0.05                    0.01
  Janus Smart Portfolio - Conservative  All Asset Levels           0.05                    0.00(2)
---------------------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) For the fiscal year ended October 31, 2008, the Portfolio did not pay Janus Capital any investment advisory fees (net of fee waivers) because the Portfolio's fee waiver exceeded the investment advisory fee.



  A discussion regarding the basis for the Trustees' approval of the Portfolios' investment advisory agreements will be included in the Portfolios' next annual or semiannual report to shareholders, following such approval. You can request the Portfolios' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Portfolio in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Portfolio, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Portfolio Name                              Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Smart Portfolio - Growth                          0.45
  Janus Smart Portfolio - Moderate                        0.39
  Janus Smart Portfolio - Conservative                    0.40
--------------------------------------------------------------------------






                                                Management of the Portfolios  45

SUBADVISERS OF CERTAIN UNDERLYING FUNDS


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to four of the underlying funds: INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds"). INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the underlying Risk-Managed Funds. Janus Capital owns approximately 92% of INTECH.



  PERKINS INVESTMENT MANAGEMENT LLC ("PERKINS") (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to the underlying Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the underlying Perkins Large Cap Value Fund's, Perkins Mid Cap Value Fund's, and Perkins Small Cap Value Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.


THIRD PARTY CONSULTANT

  Janus Capital has entered into an agreement with Wilshire Associates Inc. ("Wilshire"), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital uses when determining asset class allocations for the Portfolios. Based upon information provided by Janus Capital, Wilshire also provides quantitative and qualitative evaluations of the underlying funds' portfolio managers' and/or investment personnel's investment style. Janus Capital may use these evaluations in its decisions to allocate assets among underlying funds. Janus Capital pays Wilshire a fee for its consulting services.




46  Janus Investment Fund

INVESTMENT PERSONNEL

JANUS SMART PORTFOLIOS
--------------------------------------------------------------------------------
    DANIEL SCHERMAN, CFA, is Executive Vice President and Portfolio Manager of Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate, and
    Janus Smart Portfolio - Conservative. Mr. Scherman has sole responsibility and authority on allocations to underlying funds, as well as oversight over the Portfolios' cash management. Mr. Scherman is also Portfolio
    Manager of other Janus accounts. He joined Janus Capital in 2005 as Director of Risk and Trading. Prior to joining Janus Capital, Mr. Scherman served as Vice President, Senior Quantitative Analyst, and Portfolio
    Manager from 2001 to 2005 for Massachusetts Financial Services, where he also served as a Global Fixed Income Portfolio Manager and Currency Specialist from 1992 to 2001. Mr. Scherman holds a Bachelor's degree in Economics and History from Dartmouth College and a Master of Business Administration degree from Boston University. He holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




                                                Management of the Portfolios  47

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class I Shares are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments. The Shares are not offered directly to individual investors. The Portfolios offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Portfolio may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A PORTFOLIO



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Portfolio into another portfolio or fund without seeking shareholder vote or consent.



48  Janus Investment Fund

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



                                                           Other information  49
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




50  Janus Investment Fund

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE PORTFOLIOS

  The Portfolios are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  51

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Portfolio just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Portfolio would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Portfolio, whether or not you reinvested

52  Janus Investment Fund
  the dividends. Before buying shares of a Portfolio close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, Portfolio distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Portfolio. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181). Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Portfolios. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Portfolios. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Portfolios are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Portfolio. When gains from the sale of a security held by a Portfolio are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Portfolio held the security. In certain states, a portion of the distributions (depending on the sources of a Portfolio's income) may be exempt from state and local taxes. A Portfolio's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Portfolio at the record date of such payments. Although a Portfolio's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Portfolio shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




                                                     Distributions and taxes  53

  Distributions made by a Portfolio with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Portfolios may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE PORTFOLIOS

  Dividends, interest, and some capital gains received by the Portfolios on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.


  Certain transactions of the Portfolios or underlying funds may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a portfolio or underlying fund may generate unqualified income that can impact an investor's taxes.



  The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Portfolios meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Portfolios that invest in partnerships may be subject to state tax liabilities.





54  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. The Shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.


  The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans and foundations/endowments. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Portfolios are available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Portfolio's investment in an underlying fund is based upon the NAV of the underlying fund. The value of a Portfolio's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Portfolio's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Portfolio or its agents. In order to receive a day's price, your order must be received in good order by a Portfolio or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the underlying funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the

                                                         Shareholder's guide  55

  NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolios' Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The underlying funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, the value for a particular security of a non-money market underlying fund may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of an underlying fund's portfolio securities and the reflection of such change in a Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While underlying funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that an underlying fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of an underlying fund may dilute the NAV of that underlying fund, which negatively impacts long-term shareholders of the underlying fund. The Portfolios' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.


  The prospectuses for the underlying funds in which the Portfolios invest explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  If you hold a Portfolio account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial



56  Janus Investment Fund
  intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Portfolios under the arrangements made between your financial intermediary or plan sponsor and its customers. The Portfolios are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

ADMINISTRATIVE FEES

  Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Portfolios. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Portfolios to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Portfolios converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class I Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.




                                                         Shareholder's guide  57

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and, if applicable, considering which share class of a Portfolio is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in the Portfolios, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Portfolios' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the



58  Janus Investment Fund
  acquisition or retention of shareholders for the Portfolios or that provide services in connection with investments in the Portfolios. You should consider such arrangements when evaluating any recommendation of the Portfolios.

  Each Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Portfolio. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Portfolios, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

  Each Portfolio reserves the right to annually request that intermediaries close Portfolio accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to



                                                         Shareholder's guide  59
  the required minimum to avoid having your account closed. If you hold Shares directly with a Portfolio, you may receive written notice prior to the closure of your Portfolio account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  Each Portfolio reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Portfolio) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCHANGES

  Contact your financial intermediary, a Janus representative (1-800-333-1181), or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Portfolio for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Portfolios reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Portfolio may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolios' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received.





60  Janus Investment Fund

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Portfolio or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  Each Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or
  (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Portfolio reserves the right to annually request that intermediaries close Portfolio accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Portfolio, you may receive written notice prior to the closure of your Portfolio account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, each Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a




                                                         Shareholder's guide  61

  Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Portfolio) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). Each Portfolio is intended for long-term investment purposes only, and the Portfolios will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolios' excessive trading policies may be cancelled or revoked by each Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolios may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Portfolios' shares by multiple investors are aggregated by the intermediary and presented to the Portfolios on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Janus funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

  - redemption fees (where applicable on certain classes of certain funds).

  Generally, a purchase and redemption of Shares from the same Portfolio within 90 calendar days (i.e., "round trip") may result in enforcement of a Portfolio's



62  Janus Investment Fund
  excessive trading policies and procedures with respect to future purchase orders, provided that each Portfolio reserves the right to reject any purchase request as explained above.



  The Portfolios monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Portfolio over a 90-day period, and may bar future purchases into the Portfolio and other Janus funds by such investor. The Portfolios' excessive trading policies generally do not apply to
  (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Portfolios' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Portfolios' excessive trading policies and procedures and may be rejected in whole or in part by a Portfolio. The Portfolios, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolios, and thus the Portfolios may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Portfolios' excessive trading policies may be cancelled or revoked by a Portfolio by the next business day following receipt by that Portfolio.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolios or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolios' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive



                                                         Shareholder's guide  63
  trading concerns and normally do not require application of the Portfolios' methods to detect and deter excessive trading.

  Each Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order if the Portfolio's portfolio manager believes he would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Portfolios' policies and procedures regarding excessive trading may be modified at any time by the Portfolios' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Portfolio's long-term shareholders. Excessive trading into and out of a Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.


  Underlying funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by an underlying fund, which, in turn, may be held by a Portfolio, based on events occurring after the close of a foreign market that may not be reflected in the underlying fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the underlying fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of an underlying fund or a Portfolio, which negatively impacts long-term shareholders. Although the underlying funds have adopted fair valuation policies and procedures intended to reduce the underlying fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the underlying fund.


  Although the Portfolios take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the



64  Janus Investment Fund

  Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolios may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the Portfolios' identification of excessive trading transactions in the Portfolios through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Portfolios encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolios cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Portfolios.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios' holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each portfolio at janus.com/info.


  - TOP HOLDINGS. Each portfolio's top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.




                                                         Shareholder's guide  65

  - OTHER INFORMATION. Each portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolios' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolios' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Portfolios) is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Portfolio) is responsible for providing annual and semiannual reports, including the financial statements of the Portfolios that you have authorized for investment. These reports show each Portfolio's investments in the underlying funds and the market value of such investments, as well as other information about each Portfolio and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Portfolio) to obtain these reports. As soon as reasonably practicable following the reorganization, the Portfolios will change their fiscal year end to June 30.





66  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Portfolios since Class I Shares of the Portfolios are new.


                                                        Financial highlights  67

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the underlying funds may invest. The underlying funds may invest in these instruments to the extent permitted by their investment objectives and policies. The underlying funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If an underlying fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. An underlying fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the underlying fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. An underlying fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.


68  Janus Investment Fund

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying



                                                Glossary of investment terms  69
  mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an underlying fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which an underlying fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that an underlying fund must pay if these investments are profitable, the underlying fund may make various elections permitted by the tax laws. These elections could require that an underlying fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.




70  Janus Investment Fund

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from



                                                Glossary of investment terms  71
  the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.




72  Janus Investment Fund

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. An underlying fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. An underlying fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. An underlying fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. An underlying fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.




                                                Glossary of investment terms  73

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. An underlying fund may purchase and write put and call options on securities, securities indices, and foreign currencies. An underlying fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which an underlying fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of an underlying fund's total assets in an industry or group of industries.


  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain underlying funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by an underlying fund and a simultaneous agreement by the seller (generally a bank or dealer) to



74  Janus Investment Fund
  repurchase the security from the underlying fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, an underlying fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by an underlying fund to another party (generally a bank or dealer) in return for cash and an agreement by the underlying fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which an underlying fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that an underlying fund owns, or the underlying fund has the right to obtain the amount of the security sold short at a specified date in the future. An underlying fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the underlying fund loses the opportunity to participate in the gain. For short sales, the underlying fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, an underlying fund will realize a short-term capital gain. Although an underlying fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. An underlying fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.



                                                Glossary of investment terms  75

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76

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The Portfolios' and the underlying funds' Statements of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports. In the Portfolios' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolios.


           The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolios (including the Portfolios' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
           Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Portfolios from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)


                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687

            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009



                                 SMART PORTFOLIOS
                                   Janus Smart Portfolio - Growth
                                   Janus Smart Portfolio - Moderate
                                   Janus Smart Portfolio - Conservative



                              JANUS INVESTMENT FUND
                                 CLASS S SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes three series (each, a "Portfolio" and collectively, the "Portfolios" or "Janus Smart Portfolios") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio.


              The Portfolios offer multiple classes of shares in order to meet the needs of various types of investors. Only Class S Shares (the "Shares") are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Smart Portfolio - Growth.....................     4
  Janus Smart Portfolio - Moderate...................    11
  Janus Smart Portfolio - Conservative...............    18

FEES AND EXPENSES....................................    25

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Principal investment strategies of the Portfolios..    28
  Investment objectives and strategies of the
  underlying funds...................................    30
  Risks of the Portfolios............................    37

MANAGEMENT OF THE PORTFOLIOS
  Investment adviser.................................    44
  Management expenses................................    44
  Investment personnel...............................    47

OTHER INFORMATION....................................    48

DISTRIBUTIONS AND TAXES..............................    52

SHAREHOLDER'S GUIDE
  Pricing of portfolio shares........................    55
  Distribution and service fees......................    57
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    58
  Purchases..........................................    59
  Exchanges..........................................    60
  Redemptions........................................    61
  Excessive trading..................................    62
  Shareholder communications.........................    66

FINANCIAL HIGHLIGHTS.................................    67

GLOSSARY OF INVESTMENT TERMS.........................    68





                                                            Table of contents  1

JANUS SMART PORTFOLIOS

  This Prospectus provides information about the Janus Smart Portfolios, a group of mutual funds that invest in Janus stock, bond, and money market mutual funds (the "underlying funds"). Because they invest in other funds, each Portfolio is considered a "fund of funds." The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing primarily in other mutual funds, rather than in individual stocks or bonds. A fund of funds bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. The Portfolios are best suited for long-term investors.

  Janus Smart Portfolios offer three choices for different investment styles. Because investors' risk tolerances, investment goals, investment time horizons, and financial circumstances may be different, each Janus Smart Portfolio offers an alternative strategy for attaining capital growth and income. The allocation to stocks and bonds in each Portfolio reflects its greater or lesser emphasis on pursuing growth of capital or current income. The following illustrates each Portfolio's relative emphasis on seeking growth of capital and seeking income.



[BAR CHART]

                                               PRIMARY EMPHASIS:
                                               GROWTH OF CAPITAL     INCOME
  Janus Smart Portfolio -- Growth                     80%              20%
  Janus Smart Portfolio -- Moderate                   60%              40%
  Janus Smart Portfolio -- Conservative               40%              60%


  Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The following table indicates each Portfolio's target allocation, which is how each Portfolio's investments generally will be allocated among the major asset classes over the long term, as well as the normal ranges within which each Portfolio's asset class allocations generally will vary over short-term periods.

    LONG-TERM EXPECTED AVERAGE ASSET ALLOCATION
                                Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
                                         Growth                  Moderate               Conservative
    Stocks                                80%                      60%                      40%
    Bonds and Money Market
      Instruments                         20%                      40%                      60%





    NORMAL ASSET ALLOCATION RANGE
                                Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
                                         Growth                  Moderate               Conservative
    Stocks                              75%-85%                  55%-65%                  35%-45%
    Bonds and Money Market
      Instruments                       15%-25%                  35%-45%                  55%-65%







2   Janus Investment Fund

  As part of the Portfolios' overall asset allocation strategy, the Portfolios may normally invest in domestic stocks, international stocks, and bonds and money market instruments.

JANUS SMART PORTFOLIO -       Janus Smart Portfolio -         Janus Smart Portfolio -
         Growth                       Moderate                     Conservative
      [Pie Chart]                   [Pie Chart]                     [Pie Chart]
Stocks                   80%  Stocks                   60%  Bonds and Money Market      60%
Bonds and Money Market   20%  Bonds and Money Market   40%  Stocks                      40%



  Each Portfolio will normally allocate its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-capitalization companies, international companies (including emerging markets), and bonds and money market instruments. The allocations may change from time to time to reflect market fluctuations or in response to various economic or other factors as deemed appropriate by the portfolio manager.

  The following profiles are intended to summarize the key features of Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate, and Janus Smart Portfolio - Conservative.




                                                       Janus Smart Portfolios  3

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS SMART PORTFOLIO - GROWTH

  Janus Smart Portfolio - Growth (the "Portfolio") is designed for long-term investors who primarily seek the highest return over time consistent with a primary emphasis on growth of capital and a secondary emphasis on income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS SMART PORTFOLIO - GROWTH seeks the highest return over time consistent with a primary emphasis on growth of capital and a secondary emphasis on income.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio seeks to achieve its investment objective by investing in other Janus mutual funds that represent a variety of asset classes and investment styles. The Portfolio pursues this objective by investing in a diversified portfolio of underlying funds normally consisting of approximately 80% stocks and 20% bonds and money market securities. The target allocation and the allocation of the Portfolio's assets among underlying funds are based on quantitative and qualitative analysis.

  The Portfolio's asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio manager regularly reviews the allocation of Portfolio assets in the underlying funds and may modify the underlying funds' weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations for the underlying funds. The portfolio manager continually monitors asset class allocations and periodically rebalances the Portfolio's investments in the underlying funds. The portfolio manager may change the Portfolio's asset class allocations, the underlying funds, or weightings without shareholder notice.


4   Janus Investment Fund

  The Portfolio will normally allocate approximately 80% of its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-capitalization companies, and international companies (including emerging markets); and approximately 20% of its investments to underlying bond and money market funds. These allocations may change from time to time.

                 JANUS SMART PORTFOLIO -
                          Growth
                       [Pie Chart]
Stocks                                                     80%
Bonds and Money market                                     20%




  When market conditions dictate a more defensive strategy, the Portfolio or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective.

MAIN INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking growth of capital and, to a lesser extent, income. Investments in a portfolio with common stock exposure tend to be more volatile than many other investment choices.

  MAIN RISKS ASSOCIATED WITH THE PORTFOLIO

  ALLOCATION RISK. The Portfolio's ability to achieve its investment objective depends largely upon Janus Capital's allocation of assets among the underlying funds and other securities, using the optimization process and the judgment of the portfolio manager. You could lose money on your investment in the Portfolio as a result of these allocations. The Portfolio will typically invest in a number of different underlying funds; however, to the extent that the Portfolio invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.




                                                          Risk/return summary  5

  AFFILIATED FUND RISK. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus funds are generally higher than the fees paid to Janus Capital by the Portfolio or by other funds available for investment by the Portfolio. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. Janus Capital, however, is a fiduciary to the Portfolio and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

  MAIN RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND SECURITIES

  The biggest risk is that the underlying funds' returns may vary, and you could lose money.

  MARKET RISK. Approximately 80% of the Portfolio's assets are allocated to equity investments. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if a portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of an underlying fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests (for example, growth-oriented securities or value-oriented securities). If the value of an underlying fund's portfolio decreases, the underlying fund's net asset value ("NAV") may also decrease, resulting in a decrease in the Portfolio's NAV, which means if you sell your shares in the Portfolio you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on an underlying fund such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude an underlying fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





6   Janus Investment Fund

  FIXED-INCOME SECURITIES RISK. Approximately 20% of the Portfolio's assets are allocated to fixed-income securities. Through the Portfolio's investments in underlying funds holding fixed-income securities, the Portfolio is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause an underlying fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in an underlying fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing an underlying fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce an underlying fund's returns because the underlying fund will have to reinvest that money at lower prevailing interest rates.



  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can



                                                          Risk/return summary  7
  therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by an underlying fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to an underlying fund. If the counterparty to a derivative transaction defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent an underlying fund enters into short derivative positions, the underlying fund may be exposed to risks similar to those associated with short sales, including the risk that the underlying fund's losses are theoretically unlimited.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time.


  Class S Shares of the Portfolio commenced operations on July 6, 2009. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the performance of the Portfolio's Class J Shares, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Portfolio had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The table compares the Portfolio's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. The Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





8   Janus Investment Fund

  JANUS SMART PORTFOLIO - GROWTH - CLASS S


   Annual returns for periods ended 12/31
                                                                               18.00%    15.24%    -35.17%
                                                                                2006      2007      2008

   Best Quarter:  4th-2006 8.10%     Worst Quarter:  4th-2008 -18.05%





  The Portfolio's year-to-date return as of the calendar quarter ended March 31, 2009 was -4.09%.



                                          Average annual total return for periods ended 12/31/08
                                          ------------------------------------------------------
                                                                                 Since Inception
                                                                       1 year       (12/30/05)
  Class S Shares
    Return Before Taxes                                               -35.17%         -4.11%
    Return After Taxes on Distributions                               -35.62%         -4.81%
    Return After Taxes on Distributions and
       Sale of Portfolio Shares(1)                                    -22.74%         -3.65%
  S&P 500(R) Index(2)                                                 -37.00%         -8.35%
    (reflects no deduction for expenses, fees, or taxes)
  Growth Allocation Index(3)                                          -32.64%         -4.97%
    (reflects no deduction for expenses, fees, or taxes)
                                                                   -----------------------------




  (1) If the Portfolio incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Portfolio Shares may exceed the Portfolio's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (3) The Growth Allocation Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE(R) Index") (25%), the Barclays Capital U.S. Aggregate Bond Index (20%), and the Morgan Stanley Capital International Emerging Markets Free Index(SM) ("MSCI EM Index(SM)") (5%).





                                                          Risk/return summary  9

  After-tax returns are calculated using distributions for the Portfolio's Class J Shares for the periods prior to July 6, 2009. If Class S Shares of the Portfolio had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




10   Janus Investment Fund

JANUS SMART PORTFOLIO - MODERATE

  Janus Smart Portfolio - Moderate (the "Portfolio") is designed for investors who primarily seek the highest return over time consistent with an emphasis on growth of capital and income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS SMART PORTFOLIO - MODERATE seeks the highest return over time consistent with an emphasis on growth of capital and income.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio seeks to achieve its investment objective by investing in other Janus mutual funds that represent a variety of asset classes and investment styles. The Portfolio pursues this objective by investing in a diversified portfolio of underlying funds normally consisting of approximately 60% stocks and 40% bonds and money market securities. The target allocation and the allocation of the Portfolio's assets among underlying funds are based on quantitative and qualitative analysis.

  The Portfolio's asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio manager regularly reviews the allocation of Portfolio assets in the underlying funds and may modify the underlying funds' weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations for the underlying funds. The portfolio manager continually monitors asset class allocations and periodically rebalances the Portfolio's investments in the underlying funds. The portfolio manager may change the Portfolio's asset class allocations, the underlying funds, or weightings without shareholder notice.




                                                         Risk/return summary  11

  The Portfolio will normally allocate approximately 60% of its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-capitalization companies, and international companies (including emerging markets); and approximately 40% of its investments to underlying bond and money market funds. These allocations may change from time to time.

                 JANUS SMART PORTFOLIO -
                         Moderate
                       [Pie Chart]
Stocks                                                     60%
Bonds and Money Market                                     40%




  When market conditions dictate a more defensive strategy, the Portfolio or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective.

MAIN INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking growth of capital and income. Investments in a portfolio with common stock exposure tend to be more volatile than many other investment choices.

  MAIN RISKS ASSOCIATED WITH THE PORTFOLIO

  ALLOCATION RISK. The Portfolio's ability to achieve its investment objective depends largely upon Janus Capital's allocation of assets among the underlying funds and other securities, using the optimization process and the judgment of the portfolio manager. You could lose money on your investment in the Portfolio as a result of these allocations. The Portfolio will typically invest in a number of different underlying funds; however, to the extent that the Portfolio invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.




12   Janus Investment Fund

  AFFILIATED FUND RISK. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus funds are generally higher than the fees paid to Janus Capital by the Portfolio or by other funds available for investment by the Portfolio. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. Janus Capital, however, is a fiduciary to the Portfolio and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

  MAIN RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND SECURITIES

  The biggest risk is that the underlying funds' returns may vary, and you could lose money.

  MARKET RISK. Approximately 60% of the Portfolio's assets are allocated to equity investments. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if a portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of an underlying fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests (for example, growth-oriented securities or value-oriented securities). If the value of an underlying fund's portfolio decreases, the underlying fund's net asset value ("NAV") may also decrease, resulting in a decrease in the Portfolio's NAV, which means if you sell your shares in the Portfolio you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on an underlying fund such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude an underlying fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





                                                         Risk/return summary  13

  FIXED-INCOME SECURITIES RISK. Approximately 40% of the Portfolio's assets are allocated to fixed-income securities. Through the Portfolio's investments in underlying funds holding fixed-income securities, the Portfolio is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause an underlying fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in an underlying fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing an underlying fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce an underlying fund's returns because the underlying fund will have to reinvest that money at lower prevailing interest rates.



  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can



14   Janus Investment Fund
  therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by an underlying fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to an underlying fund. If the counterparty to a derivative transaction defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent an underlying fund enters into short derivative positions, the underlying fund may be exposed to risks similar to those associated with short sales, including the risk that the underlying fund's losses are theoretically unlimited.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time.


  Class S Shares of the Portfolio commenced operations on July 6, 2009. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the performance of the Portfolio's Class J Shares, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Portfolio had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The table compares the Portfolio's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. The Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  15

  JANUS SMART PORTFOLIO - MODERATE - CLASS S


   Annual returns for periods ended 12/31
                                                                               13.74%    12.19%    -25.61%
                                                                                2006      2007      2008

   Best Quarter:  4th-2006 6.18%     Worst Quarter:  4th-2008 -11.62%





  The Portfolio's year-to-date return as of the calendar quarter ended March 31, 2009 was -2.35%.



                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                                                 1 year       (12/30/05)
  Class S Shares
    Return Before Taxes                                                         -25.61%         -1.72%
    Return After Taxes on Distributions                                         -26.34%         -2.58%
    Return After Taxes on Distributions and Sale of Portfolio Shares(1)         -16.55%         -1.79%
  S&P 500(R) Index(2)                                                           -37.00%         -8.35%
    (reflects no deduction for expenses, fees, or taxes)
  Moderate Allocation Index(3)                                                  -23.94%         -2.38%
    (reflects no deduction for expenses, fees, or taxes)

                                                                             -----------------------------



  (1) If the Portfolio incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Portfolio Shares may exceed the Portfolio's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (3) The Moderate Allocation Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays Capital U.S. Aggregate Bond Index (40%), the MSCI EAFE(R) Index (18%), and the MSCI EM Index(SM) (2%).





16   Janus Investment Fund

  After-tax returns are calculated using distributions for the Portfolio's Class J Shares for the periods prior to July 6, 2009. If Class S Shares of the Portfolio had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  17

JANUS SMART PORTFOLIO - CONSERVATIVE

  Janus Smart Portfolio - Conservative (the "Portfolio") is designed for investors who primarily seek the highest return over time consistent with a primary emphasis on income and a secondary emphasis on growth of capital.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS SMART PORTFOLIO - CONSERVATIVE seeks the highest return over time consistent with a primary emphasis on income and a secondary emphasis on growth of capital.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio seeks to achieve its investment objective by investing in other Janus mutual funds that represent a variety of asset classes and investment styles. The Portfolio pursues this objective by investing in a diversified portfolio of underlying funds normally consisting of approximately 40% stocks and 60% bonds and money market securities. The target allocation and the allocation of the Portfolio's assets among underlying funds are based on quantitative and qualitative analysis.

  The Portfolio's asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio manager regularly reviews the allocation of Portfolio assets in the underlying funds and may modify the underlying funds' weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations for the underlying funds. The portfolio manager continually monitors asset class allocations and periodically rebalances the Portfolio's investments in the underlying funds. The portfolio manager may change the Portfolio's asset class allocations, the underlying funds, or weightings without shareholder notice.




18   Janus Investment Fund

  The Portfolio will normally allocate approximately 60% of its investments to underlying bond and money market funds; and approximately 40% of its investments to underlying funds that provide varying exposure to large U.S.- based companies, small- to mid-capitalization companies, and international companies (including emerging markets). These allocations may change from time to time.

                 JANUS SMART PORTFOLIO -
                       Conservative
                       [Pie Chart]
Bonds and Money Market                                     60%
Stocks                                                     40%




  When market conditions dictate a more defensive strategy, the Portfolio or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective.

MAIN INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking income and, to a lesser extent, growth of capital. Investments in a portfolio with common stock exposure tend to be more volatile than many other investment choices.

  MAIN RISKS ASSOCIATED WITH THE PORTFOLIO

  ALLOCATION RISK. The Portfolio's ability to achieve its investment objective depends largely upon Janus Capital's allocation of assets among the underlying funds and other securities, using the optimization process and the judgment of the portfolio manager. You could lose money on your investment in the Portfolio as a result of these allocations. The Portfolio will typically invest in a number of different underlying funds; however, to the extent that the Portfolio invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.




                                                         Risk/return summary  19

  AFFILIATED FUND RISK. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus funds are generally higher than the fees paid to Janus Capital by the Portfolio or by other funds available for investment by the Portfolio. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. Janus Capital, however, is a fiduciary to the Portfolio and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

  MAIN RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND SECURITIES

  The biggest risk is that the underlying funds' returns may vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. Approximately 60% of the Portfolio's assets are allocated to fixed-income securities. Through the Portfolio's investments in underlying funds holding fixed-income securities, the Portfolio is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause an underlying fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk ("prepayment risk") that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments, which may result in an underlying fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall,




20   Janus Investment Fund
  causing an underlying fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce an underlying fund's returns because the underlying fund will have to reinvest that money at lower prevailing interest rates.



  In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  MARKET RISK. Approximately 40% of the Portfolio's assets are allocated to equity investments. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if a portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of an underlying fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests (for example, growth-oriented securities or value-oriented securities). If the value of an underlying fund's portfolio decreases, the underlying fund's net asset value ("NAV") may also decrease, resulting in a decrease in the Portfolio's NAV, which means if you sell your shares in the Portfolio you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on an underlying fund such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude an underlying fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can



                                                         Risk/return summary  21
  therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by an underlying fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to an underlying fund. If the counterparty to a derivative transaction defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent an underlying fund enters into short derivative positions, the underlying fund may be exposed to risks similar to those associated with short sales, including the risk that the underlying fund's losses are theoretically unlimited.

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time.


  Class S Shares of the Portfolio commenced operations on July 6, 2009. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the performance of the Portfolio's Class J Shares, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Portfolio had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The table compares the Portfolio's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. The Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





22   Janus Investment Fund

  JANUS SMART PORTFOLIO - CONSERVATIVE - CLASS S


   Annual returns for periods ended 12/31
                                                                               10.52%     9.64%    -16.42%
                                                                                2006      2007      2008

   Best Quarter:  4th-2006 4.56%     Worst Quarter:  3rd-2008 -6.74%





  The Portfolio's year-to-date return as of the calendar quarter ended March 31, 2009 was -1.80%.



                                               Average annual total return for periods ended 12/31/08
                                               ------------------------------------------------------
                                                                                      Since Inception
                                                                            1 year       (12/30/05)
  Class S Shares
    Return Before Taxes                                                    -16.42%          0.42%
    Return After Taxes on Distributions                                    -17.37%         -0.52%
    Return After Taxes on Distributions and Sale of Portfolio Shares(1)    -10.61%         -0.10%
  S&P 500(R) Index(2)                                                      -37.00%         -8.35%
    (reflects no deduction for expenses, fees, or taxes)
  Conservative Allocation Index(3)                                         -14.71%          0.22%
    (reflects no deduction for expenses, fees, or taxes)

                                                                        -----------------------------



  (1) If the Portfolio incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Portfolio Shares may exceed the Portfolio's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (3) The Conservative Allocation Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the Barclays Capital U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%), and the MSCI EAFE(R) Index (12%).





                                                         Risk/return summary  23

  After-tax returns are calculated using distributions for the Portfolio's Class J Shares for the periods prior to July 6, 2009. If Class S Shares of the Portfolio had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




24   Janus Investment Fund

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class S Shares of the Portfolios. Expense information shown reflects estimated annualized expenses that Class S Shares of the Portfolios expect to incur during their fiscal year. It is important for you to know that a decline in a Portfolio's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Portfolio's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Portfolio. Significant declines in a Portfolio's net assets will increase the Portfolio's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  Each Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. The Portfolios' returns are net of these expenses. The table on the following page provides an estimate of each Portfolio's expenses based on the initial allocations to the underlying funds and each underlying fund's total annual operating expenses (or "estimated expenses" for any allocation to an underlying fund with less than one year of operations). The table shows the estimated total expenses that result from combining the annual fund operating expenses of each Portfolio with the estimated underlying funds' expenses. Expenses may be higher or lower depending upon the allocation of the Portfolios' assets among the underlying funds and the actual expenses of the underlying funds.

  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Portfolios' Class S Shares do not impose sales charges when you buy or sell the Portfolios' Class S Shares. However, the Portfolios may invest in underlying funds that may be subject to redemption or exchange fees on the sale of shares held for 90 days or less.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





                                                         Risk/return summary  25

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                                  Class S
 Sales charges.................................................................   None
 Redemption fee................................................................   None(2)
 Exchange fee..................................................................   None



--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)*

                                                                         Acquired    Total Annual              Net Annual
                                          Distribution                   Fund(6)         Fund                     Fund
                             Management      (12b-1)        Other        Fees and      Operating    Expense    Operating
                               Fee(3)        Fees(4)     Expenses(5)   Expenses(2)    Expenses(7)   Waivers   Expenses(7)
 Janus Smart Portfolio -
   Growth - Class S             0.05%         0.25%         0.47%         0.76%          1.53%       0.00%       1.53%
 Janus Smart Portfolio -
   Moderate - Class S           0.05%         0.25%         0.42%         0.71%          1.43%       0.00%       1.43%
 Janus Smart Portfolio -
   Conservative - Class S       0.05%         0.25%         0.40%         0.67%          1.37%       0.00%       1.37%



--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  (2) A Portfolio's redemption of certain underlying funds' shares held for 90 days or less may be subject to an underlying fund's 2.00% redemption fee.

  (3) The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital.
  (4) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (5) Since Class S Shares of the Portfolios did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class S Shares of the Portfolios expect to incur during their fiscal year. Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class S Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.


  (6) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. Acquired Fund Fees and Expenses are estimated based on a Portfolio's allocations to underlying funds.


  (7) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Portfolio's total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------




26   Janus Investment Fund

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Portfolios' operating expenses (including the operating expenses of the underlying funds) without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                     1 Year   3 Years   5 Years   10 Years
                                                     -------------------------------------
 Janus Smart Portfolio - Growth - Class S             $ 156    $ 483     $ 834     $ 1,824
 Janus Smart Portfolio - Moderate - Class S           $ 146    $ 452     $ 782     $ 1,713
 Janus Smart Portfolio - Conservative - Class S       $ 139    $ 434     $ 750     $ 1,646



--------------------------------------------------------------------------------




                                                         Risk/return summary  27

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIOS

  This section takes a closer look at the Portfolios' principal investment strategies, as well as certain risks of investing in the Portfolios.

  Please carefully review the "Risks of the Portfolios" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

  The Portfolios invest in underlying Janus funds to pursue a target allocation of stocks, bonds, and cash/cash equivalents. The following table illustrates the long-term expected average asset allocation and the normal asset allocation ranges for the Portfolios.

    LONG-TERM EXPECTED AVERAGE ASSET ALLOCATION
                                Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
                                         Growth                  Moderate               Conservative
    Stocks                                80%                      60%                      40%
    Bonds and Money Market
      Instruments                         20%                      40%                      60%





    NORMAL ASSET ALLOCATION RANGE
                                Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
                                         Growth                  Moderate               Conservative
    Stocks                              75%-85%                  55%-65%                  35%-45%
    Bonds and Money Market
      Instruments                       15%-25%                  35%-45%                  55%-65%





  Although each Portfolio can invest in any or all of the underlying funds that are described later in this Prospectus, it is expected that each Portfolio will normally invest in only some of the underlying funds at any particular time. A Portfolio's investment in any underlying fund may exceed 25% of such Portfolio's total assets. The following table shows the expected target investment allocation of each Portfolio in the underlying funds.



  Asset Class                                    Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
    Underlying Fund*                                      Growth                  Moderate               Conservative
  ------------------------------------------------------------------------------------------------------------------------
  EQUITY SECURITIES (STOCKS)
    INTECH Risk-Managed Growth Fund                         8%                       6%                       6%
    INTECH Risk-Managed Value Fund                         10%                       9%                       7%
    Janus Contrarian Fund                                   3%                       --                       3%
    Janus Fund                                              3%                       3%                       --
    Janus Global Real Estate Fund                           3%                       2%                       1%
    Janus Growth and Income Fund                            7%                       7%                       5%
    Janus International Equity Fund                        15%                       9%                       6%
    Janus Orion Fund                                        1%                       3%                       3%
    Janus Overseas Fund                                     9%                       8%                       2%
    Janus Research Fund                                     6%                       4%                       3%
    Janus Twenty Fund                                       5%                       2%                       --



28   Janus Investment Fund

  Asset Class                                    Janus Smart Portfolio -  Janus Smart Portfolio -  Janus Smart Portfolio -
    Underlying Fund*                                      Growth                  Moderate               Conservative
  ------------------------------------------------------------------------------------------------------------------------
    Perkins Large Cap Value Fund                            7%                       5%                       4%
    Perkins Mid Cap Value Fund                              2%                       --                       --
    Perkins Small Cap Value Fund                            2%                       3%                       --
  ------------------------------------------------------------------------------------------------------------------------
    TOTAL                                                  81%                      61%                      40%
  ------------------------------------------------------------------------------------------------------------------------
  FIXED-INCOME SECURITIES (BONDS)
    Janus Flexible Bond Fund                               16%                      32%                      49%
    Janus High-Yield Fund                                   3%                       3%                       5%
    Janus Short-Term Bond Fund                              --                       4%                       6%
  ------------------------------------------------------------------------------------------------------------------------
    TOTAL                                                  19%                      39%                      60%
  ------------------------------------------------------------------------------------------------------------------------




  * The Portfolios intend to invest in the most cost effective class of shares of the Janus Investment Fund underlying funds.


  Actual holdings percentages may vary due to actual cash flows and changes to the underlying funds' asset values. In addition, the Portfolios may reallocate their assets among these or any underlying funds as described in this Prospectus, including investing a portion or all of its assets in cash equivalents or a money market fund. The Portfolios and underlying funds may purchase unlimited shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. Janus Capital may change the asset class allocations, the potential underlying funds, or the weightings without notice to shareholders. Information regarding a Portfolio's actual allocations to underlying funds is available to shareholders on a periodic basis through the Portfolios' annual and semiannual reports, reports filed with the Securities and Exchange Commission, and at janus.com/info. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent allocation information.


  The following chart summarizes the management process:


  ACTION                                                              NORMAL FREQUENCY
  Establish strategic asset class allocation policy                   Annually
  Monitor asset class allocations                                     Ongoing
  Review/rebalance Portfolio allocations                              Quarterly
  Review asset (and sub-asset) class exposures/classifications        Annually



  The following are general policies that apply to each Portfolio and the underlying funds.

  CASH POSITION
  A Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Portfolio may invest up to 100% of



                                   Principal investment strategies and risks  29
  its assets in cash or similar investments. In this case, a Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective. To the extent a Portfolio invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.

  PORTFOLIO TURNOVER
  The Portfolios normally seek long-term investment, although the Portfolios may sell shares of the underlying funds regardless of how long they have been held, subject to any redemption fees of the underlying funds. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of a Portfolio's investments, and the judgment of the portfolio manager. Changes are normally made in a Portfolio's holdings whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions regarding asset allocations among the underlying funds. The Portfolios' transactions in the underlying funds do not entail brokerage commissions, but may result in taxable capital gains and/or redemption fees.

INVESTMENT OBJECTIVES AND STRATEGIES OF THE UNDERLYING FUNDS


  The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes. Additional details are available in the underlying funds' prospectuses. The Board of Trustees of the underlying Janus funds may change the investment objectives or strategies of the underlying funds at any time without notice to Portfolio shareholders.


  The Portfolios may allocate assets to all or some of these underlying funds when rebalancing the Portfolios' investments. At the discretion of Janus Capital and without shareholder notice, the Portfolios may invest in additional Janus funds established in the future.

  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN EQUITY SECURITIES

  INTECH RISK-MANAGED CORE FUND (formerly named INTECH Risk-Managed Stock Fund) seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  INTECH RISK-MANAGED GROWTH FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected



30   Janus Investment Fund
  for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  INTECH RISK-MANAGED INTERNATIONAL FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  INTECH RISK-MANAGED VALUE FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.


  JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term investments.


  JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.


  JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $15.5 billion.


  JANUS FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40



                                   Principal investment strategies and risks  31
  common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


  JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. As of March 31, 2009, the fund's weighted average market capitalization was $48.7 billion.


  JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts ("REITs") and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund's investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the



32   Janus Investment Fund
  fund's investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

  JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

  JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity



                                   Principal investment strategies and risks  33
  securities. The fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

  JANUS INTERNATIONAL FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


  JANUS LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The fund's portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the fund's investment policies.



  JANUS ORION FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of March 31, 2009, the fund held stocks of 45 companies. Of these holdings, 30 comprised approximately 78.6% of the fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.



  JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the




34   Janus Investment Fund
  fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets.

  JANUS RESEARCH CORE FUND (formerly named Janus Fundamental Equity Fund) seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in equity securities selected for their growth potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). The fund may invest in companies of any size.

  JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

  JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund's initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

  JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.




                                   Principal investment strategies and risks  35

  PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000(R) Value Index. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $338.9 billion, and the median market capitalization was $2.4 billion.



  PERKINS MID CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $15.5 billion.



  PERKINS SMALL CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund's portfolio managers. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $2 million to $3 billion.


  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN FIXED-INCOME SECURITIES


  JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The fund will limit its investment in high-yield/high-risk bonds to 35% or less of its




36   Janus Investment Fund
  net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

  JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.

  JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

RISKS OF THE PORTFOLIOS


  You may experience volatility and lose money by investing in a Portfolio. The Portfolios intend to allocate assets among underlying funds that invest in stocks and bonds, and may also invest in money market instruments or cash/cash equivalents, while also making efforts to minimize risk exposure within the selection of investments in a variety of Janus funds. Janus Capital's allocation of a Portfolio's assets to certain asset classes and underlying funds may not be successful in achieving the Portfolio's objective. There is a risk that you may achieve lower returns by investing in a Portfolio instead of investing directly in an underlying fund. A Portfolio's returns are directly related to the aggregate performance and expenses of the underlying funds in which it invests. Certain of the underlying funds in which a Portfolio may invest have operated for shorter time periods and therefore have limited investment results, smaller asset bases, and estimated expense ratios. Investments by a Portfolio in such an underlying fund may increase the indirect expenses paid by a Portfolio and may result in the Portfolio not achieving its investment objective.


  There is additional risk for the Portfolios with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in a Portfolio indirectly having concentrated assets in a particular industry, geographical sector, or single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the Portfolio's returns. The Portfolios do not control the investments of the underlying funds, and any indirect



                                   Principal investment strategies and risks  37
  concentration occurs as a result of the underlying funds following their investment objectives.

  The Portfolios are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Portfolios may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Because Janus Capital is the adviser to the Portfolios and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying funds. The officers and Board of Trustees of the Portfolios may also serve as officers and Board of Trustees of the underlying funds. Conflicts may arise as the officers and Board of Trustees seek to fulfill their fiduciary responsibilities to both the Portfolios and the underlying funds. Purchases and redemptions of an underlying fund by a Portfolio due to reallocations or rebalancing may result in an underlying fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase an underlying fund's transaction costs. Large redemptions by a Portfolio may cause an underlying fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolios' Statement of Additional Information ("SAI").

  The Portfolios invest in underlying funds that may invest substantially all of their assets in common stocks. The main risk associated with investing in those funds is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, an underlying fund's share price may also decrease.


  An underlying fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, exchange-traded funds, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.





38   Janus Investment Fund

  The following information is designed to help you better understand some of the risks of investing in the Portfolios. The impact of the following risks on a Portfolio may vary depending on a Portfolio's investment allocation. The greater a Portfolio's allocation to an underlying fund, the greater the Portfolio's exposure to the risks associated with that underlying fund.

  BANK LOAN RISK. Certain underlying funds may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause an underlying fund to lose income or principal on a particular investment, which in turn could affect the underlying fund's returns, and you could lose money.

  CONCENTRATION RISK. An underlying fund may focus its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the underlying fund's NAV. In addition, an underlying fund that concentrates its assets in the real estate or real estate-related industry will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, REIT prices may drop, and changes in federal or state tax laws may affect the value of the securities held by an underlying fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. Such underlying funds' returns may be more volatile than those of less concentrated underlying funds.

  CREDIT RISK. A fundamental risk of an underlying fund's investments in debt securities, including floating rate loans, is credit risk, which is the risk that the borrower may default on obligations to pay principal or interest when due. Non-payment by a borrower may affect the value of the security and may decrease an underlying fund's return. Because the value of a floating rate loan will be based in part on the credit quality of a borrower, the value of one or more securities held by an underlying fund can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. There is prepayment risk with investments in mortgage- and asset-backed securities and collateral related to such investments that may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.




                                   Principal investment strategies and risks  39

  EMERGING MARKETS RISK. An underlying fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). To the extent that an underlying fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which an underlying fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for an underlying fund to obtain or to enforce a judgment against the issuers of such securities. An underlying fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

  FINANCIAL SERVICES AND MORTGAGE MARKETS RISK. With respect to collateral received in repurchase transactions or other investments, an underlying fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on an underlying fund, including minimizing the value of any collateral.

  FOREIGN EXPOSURE RISK. Certain underlying funds may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, an underlying fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund's performance than it would in a more geographically diversified portfolio. An underlying fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  GROWTH SECURITIES RISK. Certain underlying funds invest in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If a portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.





40   Janus Investment Fund

  HIGH-YIELD/HIGH-RISK BOND RISK. Janus High-Yield Fund may invest without limit in higher-yielding/higher-risk bonds, and certain underlying funds will limit their investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of their net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of an underlying fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

  INDUSTRY RISK. Although the Portfolios do not concentrate their investments in specific industries, certain underlying funds may invest in companies related in such a way that they react similarly to certain specific industry pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in an underlying fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in an underlying fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, such underlying funds' returns may be considerably more volatile than the returns of an underlying fund that does not invest in similarly related companies.

  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the underlying fund may not outperform its respective benchmark index.

  LEVERAGE RISK. Leverage occurs when an underlying fund increases its assets available for investment through borrowings or similar transactions. In accordance with an underlying fund's investment policy, the underlying fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), including for investment purposes, as well as engaging in the use of short sales. An underlying fund's use of leverage may result in risks and can magnify the effect of any gains or losses, causing the underlying fund to be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.




                                   Principal investment strategies and risks  41

  LONG/SHORT RISK. The value of an underlying fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if an underlying fund's portfolio managers are incorrect about their assessment of a company's intrinsic worth. The value of an underlying fund's long portfolio could also decrease if the stock market goes down, regardless of how well the businesses of individual companies in the portfolio perform. Conversely, the value of an underlying fund's short positions may decrease if the value of an individual company or multiple companies in the portfolio increases in value or if the stock market goes up, regardless of how well the businesses of individual companies in the portfolio perform. If the value of an underlying fund's portfolio decreases, the underlying fund's NAV will also decrease.

  NONDIVERSIFICATION RISK. Certain underlying funds are classified as nondiversified under the 1940 Act. As a result, an increase or decrease in the value of a single security may have a greater impact on an underlying fund's NAV and total return. Being nondiversified may also make an underlying fund more susceptible to financial, economic, political, or other developments that may impact a security. Although an underlying fund may ordinarily satisfy the requirements for a diversified fund and may have operated as diversified, its nondiversified classification gives the underlying fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than an underlying fund that is classified as diversified. An underlying fund's policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the underlying fund's share price.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover of underlying funds may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

  REAL ESTATE RISK. Investments in certain underlying funds' shares represent an indirect investment in real estate-related securities owned by the underlying fund. The value of securities of issuers in the real estate industry, including REITs, is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the issuer. REITs that invest in real estate mortgages are also subject to prepayment risk. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  SECURITIES LENDING RISK. An underlying fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When an underlying fund lends its securities, it receives collateral (including cash



42   Janus Investment Fund
  collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying fund may experience delays and costs in recovering the security or gaining access to the collateral. If the underlying fund is unable to recover a security on loan, the underlying fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying fund.

  SHORT SALES RISK. Short sales are speculative transactions and involve special risks, including a greater reliance on the ability of an underlying fund's portfolio manager to accurately anticipate the future value of a security. An underlying fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. An underlying fund's losses are potentially unlimited in a short sale transaction. The use of short sales may also cause an underlying fund to have higher expenses than those of other underlying funds. In addition, due to the investment process of long and short positions, an underlying fund may be subject to additional transaction costs that may lower the underlying fund's returns. An underlying fund's use of short sales may also have a leveraging effect on the underlying fund's portfolio.

  SMALL- AND MID-SIZED COMPANIES RISK. Due to certain underlying funds' investments in securities issued by small- and mid-sized companies, the underlying funds' NAV may fluctuate more than that of an underlying fund investing primarily in large companies. Small- and mid-sized companies' securities may pose greater market, liquidity, and information risks because of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on an underlying fund's returns, especially as market conditions change.

  VALUE INVESTING RISK. Certain underlying funds invest in "value" stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.




                                   Principal investment strategies and risks  43

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolios and the underlying funds. Janus Capital is responsible for the day-to-day management of the Portfolios' investment portfolios, as well as the investment portfolios of certain underlying funds, and furnishes continuous advice and recommendations concerning the Portfolios' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Portfolios.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolios and may be reimbursed by the Portfolios for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Portfolios and pays the salaries, fees, and expenses of all Portfolio officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the 1940 Act.


MANAGEMENT EXPENSES

  Each Portfolio pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative services fees, the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Portfolio's investment advisory fee is calculated daily and paid monthly. Each Portfolio's advisory agreement details the investment advisory fee and other expenses that each Portfolio must pay. Janus Capital also receives an investment advisory fee for managing the underlying funds. Refer to the underlying funds' prospectuses for specific information about investment advisory fees.


  The following table reflects each Portfolio's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Portfolio to Janus Capital (gross and net of fee waivers).



44  Janus Investment Fund

  The rate shown is a fixed rate based on each Portfolio's average daily net assets.


                                                                                     Actual Investment
                                                               Contractual       Advisory Fee Rate(1) (%)
                                          Average Daily    Investment Advisory        (for the fiscal
                                           Net Assets            Fee (%)                year ended
  Portfolio Name                        of the Portfolio      (annual rate)          October 31, 2008)
---------------------------------------------------------------------------------------------------------
  Janus Smart Portfolio - Growth        All Asset Levels           0.05                    0.04
  Janus Smart Portfolio - Moderate      All Asset Levels           0.05                    0.01
  Janus Smart Portfolio - Conservative  All Asset Levels           0.05                    0.00(2)
---------------------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) For the fiscal year ended October 31, 2008, the Portfolio did not pay Janus Capital any investment advisory fees (net of fee waivers) because the Portfolio's fee waiver exceeded the investment advisory fee.



  A discussion regarding the basis for the Trustees' approval of the Portfolios' investment advisory agreements will be included in the Portfolios' next annual or semiannual report to shareholders, following such approval. You can request the Portfolios' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Portfolio in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Portfolio, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Portfolio Name                              Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Janus Smart Portfolio - Growth                          0.45
  Janus Smart Portfolio - Moderate                        0.39
  Janus Smart Portfolio - Conservative                    0.40
--------------------------------------------------------------------------






                                                Management of the Portfolios  45

SUBADVISERS OF CERTAIN UNDERLYING FUNDS


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to four of the underlying funds: INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds"). INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the underlying Risk-Managed Funds. Janus Capital owns approximately 92% of INTECH.



  PERKINS INVESTMENT MANAGEMENT LLC ("PERKINS") (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to the underlying Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the underlying Perkins Large Cap Value Fund's, Perkins Mid Cap Value Fund's, and Perkins Small Cap Value Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.


THIRD PARTY CONSULTANT

  Janus Capital has entered into an agreement with Wilshire Associates Inc. ("Wilshire"), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital uses when determining asset class allocations for the Portfolios. Based upon information provided by Janus Capital, Wilshire also provides quantitative and qualitative evaluations of the underlying funds' portfolio managers' and/or investment personnel's investment style. Janus Capital may use these evaluations in its decisions to allocate assets among underlying funds. Janus Capital pays Wilshire a fee for its consulting services.




46  Janus Investment Fund

INVESTMENT PERSONNEL

JANUS SMART PORTFOLIOS
--------------------------------------------------------------------------------
    DANIEL SCHERMAN, CFA, is Executive Vice President and Portfolio Manager of Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate, and
    Janus Smart Portfolio - Conservative. Mr. Scherman has sole responsibility and authority on allocations to underlying funds, as well as oversight over the Portfolios' cash management. Mr. Scherman is also Portfolio
    Manager of other Janus accounts. He joined Janus Capital in 2005 as Director of Risk and Trading. Prior to joining Janus Capital, Mr. Scherman served as Vice President, Senior Quantitative Analyst, and Portfolio
    Manager from 2001 to 2005 for Massachusetts Financial Services, where he also served as a Global Fixed Income Portfolio Manager and Currency Specialist from 1992 to 2001. Mr. Scherman holds a Bachelor's degree in Economics and History from Dartmouth College and a Master of Business Administration degree from Boston University. He holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




                                                Management of the Portfolios  47

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  Only Class S Shares are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. The Portfolios offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Portfolio may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A PORTFOLIO



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Portfolio into another portfolio or fund without seeking shareholder vote or consent.



48  Janus Investment Fund

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



                                                           Other information  49
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




50  Janus Investment Fund

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE PORTFOLIOS

  The Portfolios are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  51

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Portfolio just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Portfolio would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Portfolio, whether or not you reinvested

52  Janus Investment Fund
  the dividends. Before buying shares of a Portfolio close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, Portfolio distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Portfolio. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Portfolios. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Portfolios. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Portfolios are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Portfolio. When gains from the sale of a security held by a Portfolio are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Portfolio held the security. In certain states, a portion of the distributions (depending on the sources of a Portfolio's income) may be exempt from state and local taxes. A Portfolio's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Portfolio at the record date of such payments. Although a Portfolio's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Portfolio shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




                                                     Distributions and taxes  53

  Distributions made by a Portfolio with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Portfolios may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE PORTFOLIOS

  Dividends, interest, and some capital gains received by the Portfolios on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.


  Certain transactions of the Portfolios or underlying funds may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a portfolio or underlying fund may generate unqualified income that can impact an investor's taxes.



  The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Portfolios meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Portfolios that invest in partnerships may be subject to state tax liabilities.





54  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.


  With certain limited exceptions, the Portfolios are available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Portfolio's investment in an underlying fund is based upon the NAV of the underlying fund. The value of a Portfolio's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Portfolio's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Portfolio or its agents. In order to receive a day's price, your order must be received in good order by a Portfolio or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the underlying funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a

                                                         Shareholder's guide  55
  security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolios' Board of Trustees. Such events include, but are not limited to:
  (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The underlying funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, the value for a particular security of a non-money market underlying fund may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of an underlying fund's portfolio securities and the reflection of such change in a Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While underlying funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that an underlying fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of an underlying fund may dilute the NAV of that underlying fund, which negatively impacts long-term shareholders of the underlying fund. The Portfolios' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.


  The prospectuses for the underlying funds in which the Portfolios invest explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.




56  Janus Investment Fund

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Portfolios under the arrangements made between your financial intermediary or plan sponsor and its customers. The Portfolios are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN


  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), the Portfolios may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and/or shareholder servicing of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of a Portfolio. Under the terms of the Class S Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Portfolios.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class S Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Portfolios' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEES

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of each Portfolio for providing, or arranging for the provision of, administrative services, including recordkeeping subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers and other financial intermediaries for providing these services to their customers who invest in the Portfolio.




                                                         Shareholder's guide  57

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class S Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or



58  Janus Investment Fund
  the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and, if applicable, considering which share class of a Portfolio is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Portfolios, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Portfolios' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Portfolios or that provide services in connection with investments in the Portfolios. You should consider such arrangements when evaluating any recommendation of the Portfolios.

  Each Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.




                                                         Shareholder's guide  59

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class S Shares is $2,500 per Portfolio account for non-retirement accounts and $500 per Portfolio account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  Each Portfolio reserves the right to annually request that intermediaries close Portfolio accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  Each Portfolio reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Portfolio for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Portfolios reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Portfolio may suspend or terminate your exchange privilege if you



60  Janus Investment Fund
    engage in an excessive pattern of exchanges. For more information about the Portfolios' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received.


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and retirement platforms. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Portfolio or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  Each Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or
  (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Portfolio reserves the right to annually request that intermediaries close Portfolio accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a



                                                         Shareholder's guide  61
  request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, each Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). Each Portfolio is intended for long-term investment purposes only, and the Portfolios will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolios' excessive trading policies may be cancelled or revoked by each Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolios may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Portfolios' shares by multiple investors are aggregated by the intermediary and presented to the Portfolios on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.




62  Janus Investment Fund

  The Janus funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

  - redemption fees (where applicable on certain classes of certain funds).


  Generally, a purchase and redemption of Shares from the same Portfolio within 90 calendar days (i.e., "round trip") may result in enforcement of a Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that each Portfolio reserves the right to reject any purchase request as explained above.



  The Portfolios monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Portfolio over a 90-day period, and may bar future purchases into the Portfolio and other Janus funds by such investor. The Portfolios' excessive trading policies generally do not apply to
  (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Portfolios' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Portfolios' excessive trading policies and procedures and may be rejected in whole or in part by a Portfolio. The Portfolios, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolios, and thus the Portfolios may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Portfolios' excessive trading policies may be cancelled or revoked by a Portfolio by the next business day following receipt by that Portfolio.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolios or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio



                                                         Shareholder's guide  63
  shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolios' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolios' methods to detect and deter excessive trading.

  Each Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order if the Portfolio's portfolio manager believes he would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Portfolios' policies and procedures regarding excessive trading may be modified at any time by the Portfolios' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Portfolio's long-term shareholders. Excessive trading into and out of a Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.


  Underlying funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by an underlying fund, which, in turn, may be held by a Portfolio, based on events occurring after the close of a foreign market that may not be reflected in the underlying fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the underlying fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of an underlying fund or a




64  Janus Investment Fund

  Portfolio, which negatively impacts long-term shareholders. Although the underlying funds have adopted fair valuation policies and procedures intended to reduce the underlying fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the underlying fund.

  Although the Portfolios take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolios may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the Portfolios' identification of excessive trading transactions in the Portfolios through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Portfolios encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolios cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Portfolios.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios' holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments,



                                                         Shareholder's guide  65
    derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each portfolio at janus.com/info.


  - TOP HOLDINGS. Each portfolio's top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

  - OTHER INFORMATION. Each portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolios' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolios' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolios that you have authorized for investment. These reports show each Portfolio's investments in the underlying funds and the market value of such investments, as well as other information about each Portfolio and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Portfolios will change their fiscal year end to June 30.





66  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Portfolios since Class S Shares of the Portfolios are new.


                                                        Financial highlights  67

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the underlying funds may invest. The underlying funds may invest in these instruments to the extent permitted by their investment objectives and policies. The underlying funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If an underlying fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. An underlying fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the underlying fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. An underlying fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.


68  Janus Investment Fund

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying



                                                Glossary of investment terms  69
  mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an underlying fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which an underlying fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that an underlying fund must pay if these investments are profitable, the underlying fund may make various elections permitted by the tax laws. These elections could require that an underlying fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.




70  Janus Investment Fund

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from



                                                Glossary of investment terms  71
  the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.




72  Janus Investment Fund

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. An underlying fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. An underlying fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. An underlying fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. An underlying fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.




                                                Glossary of investment terms  73

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. An underlying fund may purchase and write put and call options on securities, securities indices, and foreign currencies. An underlying fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which an underlying fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of an underlying fund's total assets in an industry or group of industries.


  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain underlying funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by an underlying fund and a simultaneous agreement by the seller (generally a bank or dealer) to



74  Janus Investment Fund
  repurchase the security from the underlying fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, an underlying fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by an underlying fund to another party (generally a bank or dealer) in return for cash and an agreement by the underlying fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which an underlying fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that an underlying fund owns, or the underlying fund has the right to obtain the amount of the security sold short at a specified date in the future. An underlying fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the underlying fund loses the opportunity to participate in the gain. For short sales, the underlying fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, an underlying fund will realize a short-term capital gain. Although an underlying fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. An underlying fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.



                                                Glossary of investment terms  75

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76

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The Portfolios' and the underlying funds' Statements of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports. In the Portfolios' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolios.


           The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolios (including the Portfolios' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
           Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Portfolios from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)


                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687

            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 VALUE
                                   Perkins Large Cap Value Fund




                              JANUS INVESTMENT FUND
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes Perkins Large Cap Value Fund (the "Fund"), a portfolio of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund. The Fund is subadvised by Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC).

              The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Only Class A Shares and Class C Shares (the "Shares") are offered by this Prospectus. The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Perkins Large Cap Value Fund.......................     2

FEES AND EXPENSES....................................     6

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    10
  Risks..............................................    11
  Frequently asked questions about certain risks.....    12
  General portfolio policies.........................    14

MANAGEMENT OF THE FUND
  Investment adviser.................................    19
  Management expenses................................    19
  Subadviser.........................................    23
  Investment personnel...............................    23

OTHER INFORMATION....................................    24

DISTRIBUTIONS AND TAXES..............................    28

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    31
  Choosing a share class.............................    33
  Distribution, servicing, and administrative fees...    34
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    35
  Purchases..........................................    37
  Exchanges..........................................    41
  Redemptions........................................    42
  Excessive trading..................................    45
  Shareholder communications.........................    49

FINANCIAL HIGHLIGHTS.................................    50

GLOSSARY OF INVESTMENT TERMS.........................    53







                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


PERKINS LARGE CAP VALUE FUND

  Perkins Large Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  PERKINS LARGE CAP VALUE FUND seeks capital appreciation.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000(R) Value Index. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $338.9 billion, and the median market capitalization was $2.4 billion.


  The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management



2  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities or small company securities rather than large cap securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is




                                                          Risk/return summary  3
  unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




4  Janus Investment Fund

PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and/or semiannual report. The performance of the Fund will be compared to the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.




                                                          Risk/return summary  5

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A Shares or Class C Shares of the Fund. Expense information shown reflects estimated annualized expenses that Class A Shares and Class C Shares of the Fund expect to incur during their fiscal year. The expense information shown includes administrative fee expenses. It is important for you to know that a decline in the Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Fund. Significant declines in the Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees.


  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.






6  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                          Class A    Class C
 Maximum Sales Charge (load) Imposed on Purchases (as a % of offering
   price)..............................................................   5.75%(2)   N/A
 Maximum Deferred Sales Charge (load) (as a % of the lower of original
   purchase price or redemption proceeds)..............................   None(3)    1.00%(4)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                             Distribution/               Acquired  Total Annual            Net Annual
                                                Service                   Fund(8)      Fund                   Fund
                                 Management     (12b-1)        Other     Fees and    Operating   Expense   Operating
                                   Fee(5)       Fees(6)     Expenses(7)  Expenses   Expenses(9)  Waivers  Expenses(9)
 Perkins Large Cap Value
   Fund(10) -
      Class A                       0.64%        0.25%         1.31%       0.00%       2.20%      0.95%      1.25%
      Class C                       0.64%        1.00%         1.31%       0.00%       2.95%      0.95%      2.00%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

 (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 (5) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital. Beginning January 1, 2010, this fee may adjust up or down monthly based on the Fund's performance relative to its benchmark index over the performance measurement period.

 (6) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (7) Since Class A and Class C Shares of the Fund did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class A and Class C Shares of the Fund expect to incur during their fiscal year. Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.

--------------------------------------------------------------------------------




                                                          Risk/return summary  7

--------------------------------------------------------------------------------

  (8) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Since Class A and Class C Shares of the Fund did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. The Fund's "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.


  (9) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus.


 (10) The Fund pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64%. Any such adjustment to this base fee rate will commence January 2010, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. All of the examples assume that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:




 IF CLASS A SHARES ARE REDEEMED:                      1 Year(1)(2)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
                                                      -------------------------------------------------------------
   Perkins Large Cap Value Fund(4) - Class A              $ 785         $ 1,224         $ 1,687          $ 2,963



--------------------------------------------------------------------------------



 IF CLASS C SHARES ARE REDEEMED:                       1 Year(5)     3 Years(3)     5 Years(3)     10 Years(3)
                                                      ---------------------------------------------------------
   Perkins Large Cap Value Fund(4) - Class C             $ 398         $  913         $ 1,552        $ 3,271



--------------------------------------------------------------------------------



 IF CLASS A SHARES ARE NOT REDEEMED:                  1 Year(1)(3)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
                                                      -------------------------------------------------------------
   Perkins Large Cap Value Fund(4) - Class A              $ 785         $ 1,224         $ 1,687          $ 2,963



--------------------------------------------------------------------------------



 IF CLASS C SHARES ARE NOT REDEEMED:                   1 Year(3)     3 Years(3)     5 Years(3)     10 Years(3)
                                                      ---------------------------------------------------------
   Perkins Large Cap Value Fund(4) - Class C             $ 298         $  913         $ 1,552        $ 3,271



--------------------------------------------------------------------------------




8  Janus Investment Fund

--------------------------------------------------------------------------------
  (1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Fund. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.

  (2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

  (3) Contingent deferred sales charge is not applicable.
  (4) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
  (5) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 Ongoing expenses associated with Class C Shares, over time, may exceed those of Class A Shares.
--------------------------------------------------------------------------------




                                                          Risk/return summary  9

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  The Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure in emerging markets.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Fund.

4. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary

10  Janus Investment Fund
  earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

RISKS

  Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.

  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.


  Janus Capital and Perkins each manage many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that the Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's




                                   Principal investment strategies and risks  11
  transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund's Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets.



12  Janus Investment Fund

    Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

2. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

3. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

  The Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be



                                   Principal investment strategies and risks  13
  worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Fund may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a



14  Janus Investment Fund
  comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio managers. Changes are normally made in the Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a fund. A fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing



                                   Principal investment strategies and risks  15
  risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of the Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis



  SHORT SALES

  The Fund may engage in short sales. No more than 10% of the Fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Fund may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short




16  Janus Investment Fund
  sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Fund's losses are potentially unlimited in a short sale transaction. The Fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund's performance.



  The Fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, the Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, the Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities



                                   Principal investment strategies and risks  17
  are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. The Fund's performance could suffer from its investments in "special situations."




18  Janus Investment Fund

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Perkins is responsible for the day-to-day management of the Fund's investment portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES

  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Janus Capital pays Perkins a subadvisory fee from its investment advisory fee for managing the Fund.


  The following table reflects the Fund's contractual investment advisory base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by the Fund.


  The Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to

                                                      Management of the Fund  19
  the investment advisory fee rate is effective January 2010. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if the Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.




                                                                 Performance     Actual Investment
                                                                  Adjusted          Advisory Fee
                                                Performance      Investment        Rate (%) (for
                                  Base Fee       Hurdle vs.     Advisory Fee   the fiscal year ended
  Fund Name                       Rate (%)    Benchmark Index     Rate (%)         July 31, 2008)
----------------------------------------------------------------------------------------------------
  Perkins Large Cap Value Fund      0.64          +/-3.50%           N/A(1)             N/A
----------------------------------------------------------------------------------------------------




  (1) Any applicable Performance Adjustment will begin January 1, 2010 for the Fund.



  The Fund's investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the Russell 1000(R) Value Index.


  Only the base fee rate will apply until January 2010, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15%




20  Janus Investment Fund

  (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment will begin January 2010.



  No Performance Adjustment is applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.



  The application of an expense limit, if any, will have a positive effect upon the Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.


  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the



                                                      Management of the Fund  21
  investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.


  The Fund's SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Fund's investment advisory agreement and subadvisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Perkins Large Cap Value Fund(1)                         1.00
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.





22  Janus Investment Fund

SUBADVISER

  PERKINS INVESTMENT MANAGEMENT LLC ("PERKINS") (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to the Fund, and has served in such capacity since the Fund's inception. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.

INVESTMENT PERSONNEL

PERKINS LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

    Co-Portfolio Managers Thomas M. Perkins and Kevin Preloger are responsible for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.



    THOMAS M. PERKINS is Co-Portfolio Manager of Perkins Large Cap Value Fund, which he has co-managed since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.



    KEVIN PRELOGER is Co-Portfolio Manager of Perkins Large Cap Value Fund, which he has co-managed since inception. Mr. Preloger joined Perkins in May 2002 as a research analyst covering the financial services sector. Prior to joining Perkins, Kevin worked at ABN AMRO/LaSalle Bank Wealth Management as an analyst covering both the financial services and technology industries during his five-year tenure at the firm. He holds a Bachelor of Arts degree in Economics from Northwestern University.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.





                                                      Management of the Fund  23

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class A Shares and Class C Shares are offered by this Prospectus. The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The Shares are not offered directly to individual investors. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  The Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General

24  Janus Investment Fund

  ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there



                                                           Other information  25
  was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.





26  Janus Investment Fund

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  27

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

28  Janus Investment Fund
  buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




                                                     Distributions and taxes  29

  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.






30  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms, including but not limited to, fee-based broker-dealers or financial advisors, primarily on their wrap account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the wrap account. Class A Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares offer the ability for payment of up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, the Shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.

  The price you pay for purchases of Class A Shares or Class C Shares is the public offering price, which is the NAV next determined after your request is received in good order by the Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases

                                                         Shareholder's guide  31
  and redemptions of Shares. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE.

  Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.





32  Janus Investment Fund

  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

  Only Class A Shares and Class C Shares are offered by this Prospectus. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. The other share classes are offered in separate prospectuses. For more information about these other classes of shares and whether or not you are eligible to purchase these Shares, please call 1-800-525-0020.

  Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

  - how much you plan to invest;

  - how long you expect to own the shares;

  - the expenses paid by each class; and

  - whether you qualify for any reduction or waiver of any sales charges.




                                                         Shareholder's guide  33

  You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to Class A Shares and Class C Shares:

  Class A Shares
  Initial sales charge on purchases                       Up to 5.75%(1)
  - Reduction of initial sales charge for purchases of
    $50,000 or more
  - Initial sales charge waived for purchases of
    $1 million or more

  Deferred sales charge (CDSC)                            None except on certain redemptions of
                                                          Shares purchased without an initial
                                                          sales charge(1)
  Minimum initial investment                              $2,500
  Maximum purchase                                        None
  Minimum aggregate account balance                       None
  12b-1 fee                                               Up to 0.25% annual distribution fee;
                                                          lower annual operating expenses than
                                                          Class C Shares because of lower 12b-1
                                                          fee



  (1) May be waived under certain circumstances.

  Class C Shares
  Initial sales charge on purchases                       None
  Deferred sales charge (CDSC)                            1.00% on Shares redeemed within
                                                          12 months of purchase(1)
  Minimum initial investment                              $2,500
  Maximum purchase                                        $500,000
  Minimum aggregate account balance                       None
  12b-1 fee                                               1.00% annual fee (up to 0.75%
                                                          distribution fee and up to 0.25%
                                                          shareholder servicing fee); higher annual
                                                          operating expenses than Class A Shares
                                                          because of higher 12b-1 fee



  (1) May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS


  Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), the Fund may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and/or shareholder servicing of Class A Shares and Class C Shares based on average daily net assets of each, up to the following annual rates:


  Class                                            12b-1 Fee for the Fund
  -----------------------------------------------------------------------
  Class A Shares                                            0.25%
  Class C Shares                                            1.00%(1)



  (1) Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.





34  Janus Investment Fund

  Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE FEES

  Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management,



                                                         Shareholder's guide  35
  or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  In addition, Janus Capital, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and



36  Janus Investment Fund
  training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."




                                                         Shareholder's guide  37

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class A Shares and Class C Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

  The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day



38  Janus Investment Fund
  or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  INITIAL SALES CHARGE

  CLASS A SHARES
  An initial sales charge may apply to your purchase of Class A Shares of the Fund based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                                   Class A Shares Sales Charge
                                                       as a Percentage of
                                                  ----------------------------
                                                  Offering          Net Amount
  Amount of Purchase at Offering Price            Price(1)           Invested
  Under $50,000                                     5.75%              6.10%
  $50,000 but under $100,000                        4.50%              4.71%
  $100,000 but under $250,000                       3.50%              3.63%
  $250,000 but under $500,000                       2.50%              2.56%
  $500,000 but under $1,000,000                     2.00%              2.04%
  $1,000,000 and above                              None(2)            None


  (1) Offering price includes the initial sales charge.
  (2) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

  - 1.00% on amounts from $1,000,000 to $4,000,000;
  - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
  - plus 0.25% on amounts over $10,000,000.

  The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

  QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE
  You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in this Fund or certain other Janus funds) with your current purchase of Class A Shares of the Fund and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in



                                                         Shareholder's guide  39
  the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

  Class A Shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age):
  (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares; (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.

  RIGHT OF ACCUMULATION. You may purchase Class A Shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

  LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all



40  Janus Investment Fund

  Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

  AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

  - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

  - solely controlled business accounts; and

  - single participant retirement plans.

  To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.


  You may access information regarding sales loads, breakpoint discounts, and purchases of the Fund's shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.


  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into




                                                         Shareholder's guide  41
  which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received.


  WAIVER OF SALES CHARGES
  Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Fund's Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to "Redemptions." While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and retirement platforms. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.




42  Janus Investment Fund

  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order.

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your



                                                         Shareholder's guide  43
  account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  CLASS A SHARES AND CLASS C SHARES CDSC
  A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

  CDSC WAIVERS

  There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

  - Upon the death or disability of an account owner;

  - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

  - Retirement plan shareholders taking required minimum distributions;

  - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

  - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

  - If the Fund chooses to liquidate or involuntarily redeem shares in your account.

  To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

  REINSTATEMENT PRIVILEGE

  After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without




44  Janus Investment Fund
  an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Fund attempts to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).

  Generally, a purchase and redemption of Shares from the Fund within 90 calendar days (i.e., "round trip") may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.


  The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and




                                                         Shareholder's guide  45

  (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Fund's Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.




46  Janus Investment Fund

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.




                                                         Shareholder's guide  47

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab at janus.com/info.


  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus



48  Janus Investment Fund

  Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.





                                                         Shareholder's guide  49

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------





  The financial highlights tables are intended to help you understand the Fund's financial performance for the fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share.



  Perkins Large Cap Value Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares and Class C Shares of Janus Adviser Perkins Large Cap Value Fund (the "predecessor fund") into the Fund. For Perkins Large Cap Value Fund, the financial highlights shown are for the Class A Shares and Class C Shares of the predecessor fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class A Shares and Class C Shares of the Fund (assuming reinvestment of all dividends and distributions).


50  Janus Investment Fund


PERKINS LARGE CAP VALUE FUND - CLASS A*
                                                                    Janus Adviser Perkins
                                                                       Large Cap Value
                                                                        Fund - Class A
-----------------------------------------------------------------------------------------
                                                                         Period ended
                                                                          January 31
                                                                           2009(1)
                                                                         (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                       $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                                   --
 Net gain/(loss) on securities (both realized and unrealized)               (0.72)

 Total from investment operations                                           (0.72)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                           --
 Distributions from capital gains                                               --

 Total distributions                                                            --


 NET ASSET VALUE, END OF PERIOD                                              $9.28


 Total return(2)                                                           (7.20)%

 Net assets, end of period (in thousands)                                     $464
 Average net assets for the period (in thousands)                             $456
 Ratio of gross expenses to average net assets(3)(4)                         1.53%
 Ratio of net expenses to average net assets(3)(5)                           1.53%
 Ratio of net investment income/(loss) to average net assets(3)              0.42%
 Portfolio turnover rate(3)                                                    65%
-----------------------------------------------------------------------------------------






 * Effective July 6, 2009, Class A Shares of Janus Adviser Perkins Large Cap Value Fund (the "predecessor fund") were reorganized into Class A Shares of Perkins Large Cap Value Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


(1) Period December 31, 2008 (inception date) through January 31, 2009.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio reflects expenses after any expense offset arrangements.






                                                        Financial highlights  51


PERKINS LARGE CAP VALUE FUND - CLASS C*
                                                                        Janus Adviser
                                                                      Perkins Large Cap
                                                                    Value Fund - Class C
----------------------------------------------------------------------------------------
                                                                        Period ended
                                                                         January 31
                                                                           2009(1)
                                                                         (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                       $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                                   --
 Net gain/(loss) on securities (both realized and unrealized)               (0.73)

 Total from investment operations                                           (0.73)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                           --
 Distributions from capital gains                                               --

 Total distributions                                                            --


 NET ASSET VALUE, END OF PERIOD                                              $9.27


 Total return(2)                                                           (7.30)%

 Net assets, end of period (in thousands)                                     $463
 Average net assets for the period (in thousands)                             $456
 Ratio of gross expenses to average net assets(3)(4)                         2.28%
 Ratio of net expenses to average net assets(3)(5)                           2.28%
 Ratio of net investment income/(loss) to average net assets(3)            (0.33)%
 Portfolio turnover rate(3)                                                    65%
----------------------------------------------------------------------------------------







 * Effective July 6, 2009, Class C Shares of Janus Adviser Perkins Large Cap Value Fund (the "predecessor fund") were reorganized into Class C Shares of Perkins Large Cap Value Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


(1) Period December 31, 2008 (inception date) through January 31, 2009.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio reflects expenses after any expense offset arrangements.






52  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  53

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



54  Janus Investment Fund
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  55

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




56  Janus Investment Fund

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  57

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





58  Janus Investment Fund

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



                                                Glossary of investment terms  59
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




60  Janus Investment Fund

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.


           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                   janus.com/info


                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 VALUE
                                   Perkins Mid Cap Value Fund
                                     (formerly named Janus Mid Cap Value Fund)
                                   Perkins Small Cap Value Fund
                                     (formerly named Janus Small Cap Value Fund)




                              JANUS INVESTMENT FUND
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. The Funds are subadvised by Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC).

              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class A Shares and Class C Shares (the "Shares") are offered by this Prospectus. The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Perkins Mid Cap Value Fund.........................     2
  Perkins Small Cap Value Fund.......................     8

FEES AND EXPENSES....................................    14

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    18
  Risks..............................................    19
  Frequently asked questions about certain risks.....    20
  General portfolio policies.........................    22

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    28
  Management expenses................................    28
  Subadviser.........................................    33
  Investment personnel...............................    33

OTHER INFORMATION....................................    35

DISTRIBUTIONS AND TAXES..............................    39

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    42
  Choosing a share class.............................    44
  Distribution, servicing, and administrative fees...    45
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    46
  Purchases..........................................    48
  Exchanges..........................................    52
  Redemptions........................................    53
  Excessive trading..................................    56
  Shareholder communications.........................    60

FINANCIAL HIGHLIGHTS.................................    61

GLOSSARY OF INVESTMENT TERMS.........................    62







                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


PERKINS MID CAP VALUE FUND

  Perkins Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  PERKINS MID CAP VALUE FUND seeks capital appreciation.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $15.5 billion.


  The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


2  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue.




                                                          Risk/return summary  3

  Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  MID-SIZED COMPANIES RISK. Due to the Fund's investments in securities issued by mid-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




4  Janus Investment Fund

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class A Shares and Class C Shares reflects the historical performance of Berger Mid Cap Value Fund - Investor Shares (as result of a prior reorganization of Berger Mid Cap Value Fund - Investor Shares into the Fund's Investor Shares), calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  PERKINS MID CAP VALUE FUND* - CLASS C


   Annual returns for periods ended 12/31
         21.21%    26.96%    19.69%    -13.73%   36.30%    17.22%     9.23%    14.15%     6.61%    -27.75%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008


   Best Quarter:  4th-2001 21.28%     Worst Quarter:  4th-2008 -19.63%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -7.59%.



                                                       Average annual total return for periods ended 12/31/08
                                                       ------------------------------------------------------
                                                                                            Since Inception
                                                                                          of Predecessor Fund
                                                      1 year(1)    5 years    10 years         (8/12/98)
  Class C Shares
    Return Before Taxes                                -28.42%      2.40%       9.48%            10.53%
    Return After Taxes on Distributions                -29.10%      0.71%       7.83%             8.90%
    Return After Taxes on Distributions and Sale of
       Fund Shares(2)                                  -17.63%      1.86%       7.80%             8.78%
  Class A Shares(3)                                    -31.62%      1.84%       9.47%            10.53%
  Russell Midcap(R) Value Index(4) (reflects no        -38.44%      0.33%       4.44%             4.85%
    deduction for expenses, fees, or taxes)
                                                    ---------------------------------------------------------




   *  Formerly named Janus Mid Cap Value Fund.
  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.




6  Janus Investment Fund

  After-tax returns are calculated using distributions for the Fund's Class J Shares (formerly named Investor Shares) for the period April 21, 2003 to July 6, 2009; and for Berger Mid Cap Value Fund - Investor Shares for periods prior to April 21, 2003. If Class C Shares of the Fund had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                          Risk/return summary  7

PERKINS SMALL CAP VALUE FUND

  Perkins Small Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  PERKINS SMALL CAP VALUE FUND seeks capital appreciation.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund's portfolio managers. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $2 million to $3 billion.


  The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

  The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management

  The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated



8  Janus Investment Fund
  with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





                                                          Risk/return summary  9

  SMALL-SIZED COMPANIES RISK. Due to the Fund's investments in securities of small-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity, and information risks because of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. For the periods prior to April 21, 2003, the




10  Janus Investment Fund
  performance shown for Class A Shares and Class C Shares reflects the historical performance of Berger Small Cap Value Fund - Investor Shares (as result of a prior reorganization of Berger Small Cap Value Fund - Investor Shares into the Fund's Investor Shares), calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  11

  PERKINS SMALL CAP VALUE FUND* - CLASS C


   Annual returns for periods ended 12/31
         13.58%    25.82%    18.86%    -16.31%   35.71%    12.42%     7.71%    11.28%     2.17%    -22.29%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-2001 24.60%     Worst Quarter:  3rd-2002 -22.96%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -11.00%.



                                     Average annual total return for periods ended 12/31/08
                                     ------------------------------------------------------
                                                           1 year(1)    5 years    10 years
  Class C Shares
    Return Before Taxes                                     -22.98%       1.36%      7.52%
    Return After Taxes on Distributions                     -24.47%      -1.34%      5.37%
    Return After Taxes on Distributions and Sale of Fund
       Shares(2)                                            -13.38%       1.00%      6.10%
  Class A Shares(3)                                         -26.45%       0.76%      7.55%
  Russell 2000(R) Value Index(4)                            -28.92%       0.27%      6.11%
    (reflects no deduction for expenses, fees, or taxes)
                                                         ----------------------------------




   *  Formerly named Janus Small Cap Value Fund.
  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.


  After-tax returns are calculated using distributions for the Fund's Class J Shares (formerly named Investor Shares) for the period April 21, 2003 to July 6, 2009; and for Berger Small Cap Value Fund - Investor Shares for periods prior to April 21, 2003. If Class C Shares of the Fund had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




12  Janus Investment Fund

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                         Risk/return summary  13

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A Shares or Class C Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class A Shares and Class C Shares of the Funds expect to incur during their fiscal year. The expense information shown includes administrative fee expenses. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.






14  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                          Class A    Class C
 Maximum Sales Charge (load) Imposed on Purchases (as a % of offering
   price)..............................................................   5.75%(2)   N/A
 Maximum Deferred Sales Charge (load) (as a % of the lower of original
   purchase price or redemption proceeds)..............................   None(3)    1.00%(4)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*


                                                    Distribution/               Acquired  Total Annual            Net Annual
                                                       Service                   Fund(8)      Fund                   Fund
                                        Management     (12b-1)        Other     Fees and    Operating   Expense   Operating
                                          Fee(5)       Fees(6)     Expenses(7)  Expenses   Expenses(9)  Waivers  Expenses(9)
 Perkins Mid Cap Value Fund(10)(11) -
   Class A                                 0.79%        0.25%         0.12%       0.01%       1.17%      0.00%      1.17%
   Class C                                 0.79%        1.00%         0.17%       0.01%       1.97%      0.00%      1.97%
 Perkins Small Cap Value Fund(10)(12) -
   Class A                                 0.72%        0.25%         0.92%       0.00%       1.89%      0.68%      1.21%
   Class C                                 0.72%        1.00%         0.98%       0.00%       2.70%      0.74%      1.96%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

 (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 (5) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital. For each Fund, this fee may adjust up or down monthly based on each Fund's performance relative to its respective benchmark index over the performance measurement period. The fee adjustment for Perkins Small Cap Value Fund will commence January 1, 2010.

 (6) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (7) Since Class A Shares and Class C Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class A Shares and Class C Shares of the Funds expect to incur during their fiscal year. Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.

--------------------------------------------------------------------------------




                                                         Risk/return summary  15

--------------------------------------------------------------------------------

  (8) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class A Shares and Class C Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.


  (9) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


 (10) Each Fund pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64% for Perkins Mid Cap Value Fund and 0.72% for Perkins Small Cap Value Fund. Any such adjustment to this base fee rate commenced February 2007 for Perkins Mid Cap Value Fund, will commence January 2010 for Perkins Small Cap Value Fund, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. Each Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

 (11) Formerly named Janus Mid Cap Value Fund.
 (12) Formerly named Janus Small Cap Value Fund.
--------------------------------------------------------------------------------




16  Janus Investment Fund

--------------------------------------------------------------------------------

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. All of the examples assume that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:




 IF CLASS A SHARES ARE REDEEMED:                      1 Year(1)(2)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
                                                      -------------------------------------------------------------
   Perkins Mid Cap Value Fund(4)(5) - Class A             $ 687         $   925         $ 1,182          $ 1,914
   Perkins Small Cap Value Fund(4)(6) - Class A           $ 756         $ 1,135         $ 1,538          $ 2,659



--------------------------------------------------------------------------------


 IF CLASS C SHARES ARE REDEEMED:                       1 Year(7)     3 Years(3)     5 Years(3)     10 Years(3)
                                                      ---------------------------------------------------------
   Perkins Mid Cap Value Fund(4)(5) - Class C            $ 300         $  618         $ 1,062        $ 2,296
   Perkins Small Cap Value Fund(4)(6) - Class C          $ 373         $  838         $ 1,430        $ 3,032



--------------------------------------------------------------------------------


 IF CLASS A SHARES ARE NOT REDEEMED:                  1 Year(1)(3)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
                                                      -------------------------------------------------------------
   Perkins Mid Cap Value Fund(4)(5) - Class A             $ 687         $   925         $ 1,182          $ 1,914
   Perkins Small Cap Value Fund(4)(6) - Class A           $ 756         $ 1,135         $ 1,538          $ 2,659



--------------------------------------------------------------------------------



 IF CLASS C SHARES ARE NOT REDEEMED:                   1 Year(3)     3 Years(3)     5 Years(3)     10 Years(3)
                                                      ---------------------------------------------------------
   Perkins Mid Cap Value Fund(4)(5) - Class C            $ 200         $  618         $ 1,062        $ 2,296
   Perkins Small Cap Value Fund(4)(6) - Class C          $ 273         $  838         $ 1,430        $ 3,032



--------------------------------------------------------------------------------
  (1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.

  (2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

  (3) Contingent deferred sales charge is not applicable.
  (4) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
  (5) Formerly named Janus Mid Cap Value Fund.
  (6) Formerly named Janus Small Cap Value Fund.
  (7) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 Ongoing expenses associated with Class C Shares, over time, may exceed those of Class A Shares.
--------------------------------------------------------------------------------





                                                         Risk/return summary  17

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR PERKINS MID CAP VALUE FUND?

  The Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

2. HOW ARE COMMON STOCKS SELECTED FOR PERKINS SMALL CAP VALUE FUND?

  The Fund's portfolio managers primarily invest in the common stocks of small companies whose stock prices are believed to be undervalued.

  The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

  The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flows, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management

  The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. The portfolio managers may sell a Fund holding if, among other things, the security reaches the portfolio managers' price target, if the company has deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.

3. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels

18  Janus Investment Fund
  of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure in emerging markets.

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Funds.

5. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.

  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.




                                   Principal investment strategies and risks  19

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.


  Janus Capital and Perkins each manage many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").


FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for



20  Janus Investment Fund
  securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Perkins Small Cap Value Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.

2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging



                                   Principal investment strategies and risks  21
    market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

4. HOW DO THE FUNDS TRY TO REDUCE RISK?


  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash



22  Janus Investment Fund
  positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the



                                   Principal investment strategies and risks  23

  Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of each Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis




24  Janus Investment Fund

  SHORT SALES

  Certain funds may engage in short sales. No more than 10% of a fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The funds may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a fund's losses are potentially unlimited in a short sale transaction. A fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the fund may be required to pay in connection with a short sale. Such payments may result in a fund having higher expenses than a fund that does not engage in short sales and may negatively affect the fund's performance.



  A fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the fund to similar risks. To the extent that the fund enters into short derivative positions, the fund may be exposed to risks similar to those associated with short sales, including the risk that the fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a fund's ability to fully implement a short selling strategy that could otherwise help the fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.




                                   Principal investment strategies and risks  25

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's



26  Janus Investment Fund
  portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."




                                   Principal investment strategies and risks  27

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Perkins is responsible for the day-to-day management of the Funds' investment portfolios subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES

  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital pays Perkins a subadvisory fee from its investment advisory fee for managing the Funds.


  The following table reflects each Fund's contractual investment advisory base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by a Fund.


  The Funds each pay an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment


28  Janus Investment Fund
  to the investment advisory fee rate was effective February 2007 for Perkins Mid Cap Value Fund and will be effective January 2010 for Perkins Small Cap Value Fund. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Fund's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if a Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.




                                                               Performance     Actual Investment
                                                                Adjusted          Advisory Fee
                                              Performance      Investment        Rate (%) (for
                                Base Fee       Hurdle vs.     Advisory Fee   the fiscal year ended
  Fund Name                     Rate (%)    Benchmark Index     Rate (%)       October 31, 2008)
--------------------------------------------------------------------------------------------------
  Perkins Mid Cap Value Fund      0.64          +/-4.00%          0.78                0.78
  Perkins Small Cap Value Fund    0.72          +/-5.50%           N/A(1)             0.72
--------------------------------------------------------------------------------------------------




  (1) Any applicable Performance Adjustment will begin January 1, 2010 for the Fund.



  For each Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:


  Fund Name                                   Benchmark Index
---------------------------------------------------------------------------
  Perkins Mid Cap Value Fund                  Russell Midcap(R) Value Index
  Perkins Small Cap Value Fund                Russell 2000(R) Value Index



  Only the base fee rate applied until February 2007 for Perkins Mid Cap Value Fund and will apply until January 2010 for Perkins Small Cap Value Fund, at which time the calculation of the performance adjustment applies as follows:




                                                     Management of the Funds  29

  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by each Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for Perkins Mid Cap Value Fund and will begin January 2010 for Perkins Small Cap Value Fund.



  No Performance Adjustment is applied unless the difference between a Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.



  The application of an expense limit, if any, will have a positive effect upon a Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation




30  Janus Investment Fund
  ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  For performance measurement periods prior to July 6, 2009, a Fund calculated its Performance Adjustment by comparing the performance of Investor Shares against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of that Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.


  The Funds' SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.





                                                     Management of the Funds  31

  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Perkins Mid Cap Value Fund(1)                           0.86
  Perkins Small Cap Value Fund(1)                         0.96
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.





32  Janus Investment Fund

SUBADVISER

  PERKINS INVESTMENT MANAGEMENT LLC ("PERKINS") (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to the Funds, and has served in such capacity (together with its predecessors) since each Fund's inception. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Funds' portfolio operations, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.


INVESTMENT PERSONNEL


PERKINS MID CAP VALUE FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Jeffrey R. Kautz and Thomas M. Perkins are responsible for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.


    JEFFREY R. KAUTZ, CFA, is Co-Portfolio Manager of Perkins Mid Cap Value Fund. Mr. Kautz has co-managed Perkins Mid Cap Value Fund since inception and the Fund's predecessor since 2002. He is also Co-Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. Mr. Kautz holds a Bachelor of Science degree in Mechanical Engineering of Illinois and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz holds the Chartered Financial Analyst designation.



    THOMAS M. PERKINS is Co-Portfolio Manager of Perkins Mid Cap Value Fund. Mr. Perkins has co-managed Perkins Mid Cap Value Fund and the Fund's predecessor since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.





                                                     Management of the Funds  33

PERKINS SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Robert H. Perkins, Todd H. Perkins, and Justin
    Tugman are responsible for the day-to-day management of the Fund, with no limitation on the authority of any one co-portfolio manager in relation to the others.

    ROBERT H. PERKINS is Co-Portfolio Manager of Perkins Small Cap Value Fund, and he co-managed the Fund's predecessor since its inception in 1985. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as a director of Perkins. He holds a Bachelor of Science degree in Business from Miami University.

    TODD H. PERKINS is Co-Portfolio Manager of Janus Small Cap Value Fund. Mr. Perkins has been Co-Portfolio Manager of the Fund since February 2004. He is also Portfolio Manager of other Janus accounts. He joined Perkins in 1998 as head trader and research analyst. Mr. Perkins holds a Bachelor of Arts degree in Communications from DePaul University.

    JUSTIN TUGMAN, CFA, is Co-Portfolio Manager of Perkins Small Cap Value Fund, which he has co-managed since March 2009. Mr. Tugman joined Perkins in June 2004 as a research analyst. Mr. Tugman holds a Bachelor of Science degree in Finance from the University of Wyoming and a Master's degree in Finance from Tulane University. Mr. Tugman holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.





34  Janus Investment Fund

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class A Shares and Class C Shares are offered by this Prospectus. The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.



                                                           Other information  35

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



36  Janus Investment Fund
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




                                                           Other information  37

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




38  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  39
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




40  Janus Investment Fund

  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.






                                                     Distributions and taxes  41

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms, including but not limited to, fee-based broker-dealers or financial advisors, primarily on their wrap account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the wrap account. Class A Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares offer the ability for payment of up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, the Shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  The price you pay for purchases of Class A Shares or Class C Shares is the public offering price, which is the NAV next determined after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases

42  Janus Investment Fund
  and redemptions of Shares. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.





                                                         Shareholder's guide  43

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

  Only Class A Shares and Class C Shares are offered by this Prospectus. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. The other share classes are offered in separate prospectuses. For more information about these other classes of shares and whether or not you are eligible to purchase these Shares, please call 1-800-525-0020.

  Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

  - how much you plan to invest;

  - how long you expect to own the shares;

  - the expenses paid by each class; and

  - whether you qualify for any reduction or waiver of any sales charges.




44  Janus Investment Fund

  You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to Class A Shares and Class C Shares:

  Class A Shares
  Initial sales charge on purchases                       Up to 5.75%(1)
  - Reduction of initial sales charge for purchases of
    $50,000 or more
  - Initial sales charge waived for purchases of
    $1 million or more

  Deferred sales charge (CDSC)                            None except on certain redemptions of
                                                          Shares purchased without an initial
                                                          sales charge(1)
  Minimum initial investment                              $2,500
  Maximum purchase                                        None
  Minimum aggregate account balance                       None
  12b-1 fee                                               Up to 0.25% annual distribution fee;
                                                          lower annual operating expenses than
                                                          Class C Shares because of lower 12b-1
                                                          fee



  (1) May be waived under certain circumstances.


  Class C Shares
  Initial sales charge on purchases                       None
  Deferred sales charge (CDSC)                            1.00% on Shares redeemed within
                                                          12 months of purchase(1)
  Minimum initial investment                              $2,500
  Maximum purchase                                        $500,000
  Minimum aggregate account balance                       None
  12b-1 fee                                               1.00% annual fee (up to 0.75%
                                                          distribution fee and up to 0.25%
                                                          shareholder servicing fee); higher annual
                                                          operating expenses than Class A Shares
                                                          because of higher 12b-1 fee



  (1) May be waived under certain circumstances.


DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS


  Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and/or shareholder servicing of Class A Shares and Class C Shares based on average daily net assets of each, up to the following annual rates:



  Class                                            12b-1 Fee for the Funds
  ------------------------------------------------------------------------
  Class A Shares                                            0.25%
  Class C Shares                                            1.00%(1)





  (1) Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.





                                                         Shareholder's guide  45

  Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE FEES

  Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management,



46  Janus Investment Fund
  or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  In addition, Janus Capital, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings,



                                                         Shareholder's guide  47
  and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."




48  Janus Investment Fund

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class A Shares and Class C Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

  Each Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day



                                                         Shareholder's guide  49
  or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  INITIAL SALES CHARGE

  CLASS A SHARES
  An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                                   Class A Shares Sales Charge
                                                       as a Percentage of
                                                  ----------------------------
                                                  Offering          Net Amount
  Amount of Purchase at Offering Price            Price(1)           Invested
  Under $50,000                                     5.75%              6.10%
  $50,000 but under $100,000                        4.50%              4.71%
  $100,000 but under $250,000                       3.50%              3.63%
  $250,000 but under $500,000                       2.50%              2.56%
  $500,000 but under $1,000,000                     2.00%              2.04%
  $1,000,000 and above                              None(2)            None




  (1) Offering price includes the initial sales charge.
  (2) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

  - 1.00% on amounts from $1,000,000 to $4,000,000;
  - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
  - plus 0.25% on amounts over $10,000,000.

  The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

  QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE
  You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus funds) with your current purchase of Class A Shares of the Funds and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in



50  Janus Investment Fund
  the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

  Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares;
  (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.

  RIGHT OF ACCUMULATION. You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

  LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually



                                                         Shareholder's guide  51
  paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus
  (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

  AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

  - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

  - solely controlled business accounts; and

  - single participant retirement plans.

  To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.


  You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds' shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.


  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into




52  Janus Investment Fund
  which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received.


  WAIVER OF SALES CHARGES
  Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Funds' Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to "Redemptions." While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and retirement platforms. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.




                                                         Shareholder's guide  53

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived



54  Janus Investment Fund
  through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  CLASS A SHARES AND CLASS C SHARES CDSC
  A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

  CDSC WAIVERS

  There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

  - Upon the death or disability of an account owner;

  - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

  - Retirement plan shareholders taking required minimum distributions;

  - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

  - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

  - If a Fund chooses to liquidate or involuntarily redeem shares in your account.

  To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

  REINSTATEMENT PRIVILEGE

  After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.




                                                         Shareholder's guide  55

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.



  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.





56  Janus Investment Fund

  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.




                                                         Shareholder's guide  57

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.




58  Janus Investment Fund

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio



                                                         Shareholder's guide  59
  holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to June 30.





60  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Funds since Class A Shares and Class C Shares of the Funds are new.



                                                        Financial highlights  61

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


62  Janus Investment Fund

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  63
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




64  Janus Investment Fund

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  65

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



66  Janus Investment Fund

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





                                                Glossary of investment terms  67

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



68  Janus Investment Fund
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  69

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                   janus.com/info


                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 VALUE
                                   Perkins Large Cap Value Fund






                              JANUS INVESTMENT FUND
                                 CLASS I SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes Perkins Large Cap Value Fund (the "Fund"), a portfolio of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund. The Fund is subadvised by Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC).


              The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Only Class I Shares (the "Shares") are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Perkins Large Cap Value Fund.......................     2

FEES AND EXPENSES....................................     6

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................     9
  Risks..............................................    10
  Frequently asked questions about certain risks.....    11
  General portfolio policies.........................    13

MANAGEMENT OF THE FUND
  Investment adviser.................................    18
  Management expenses................................    18
  Subadviser.........................................    22
  Investment personnel...............................    22

OTHER INFORMATION....................................    23

DISTRIBUTIONS AND TAXES..............................    27

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    30
  Administrative fees................................    32
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    32
  Purchases..........................................    33
  Exchanges..........................................    35
  Redemptions........................................    35
  Excessive trading..................................    37
  Shareholder communications.........................    41

FINANCIAL HIGHLIGHTS.................................    42

GLOSSARY OF INVESTMENT TERMS.........................    44







                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


PERKINS LARGE CAP VALUE FUND

  Perkins Large Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  PERKINS LARGE CAP VALUE FUND seeks capital appreciation.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000(R) Value Index. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $338.9 billion, and the median market capitalization was $2.4 billion.


  The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management



2  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities or small company securities rather than large cap securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is




                                                          Risk/return summary  3
  unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




4  Janus Investment Fund

PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and/or semiannual report. The performance of the Fund will be compared to the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.




                                                          Risk/return summary  5

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Fund. Expense information shown reflects estimated annualized expenses that Class I Shares of the Fund expect to incur during their fiscal year. The expense information shown includes administrative fee expenses. It is important for you to know that a decline in the Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Fund. Significant declines in the Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Class I Shares do not impose sales charges when you buy or sell the Fund's Class I Shares.


  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.






6  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class I
 Sales charges.................................................................   None
 Redemption fee................................................................   None
 Exchange fee..................................................................   None


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                        Acquired    Total Annual                Net Annual
                                                                         Fund(4)        Fund                       Fund
                                           Management       Other       Fees and      Operating     Expense     Operating
                                             Fee(2)      Expenses(3)    Expenses     Expenses(5)    Waivers    Expenses(5)
 Perkins Large Cap Value Fund(6) -
      Class I                                 0.64%         1.31%         0.00%         1.95%        0.95%        1.00%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

 (2) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital. Beginning January 1, 2010, this fee may adjust up or down monthly based on the Fund's performance relative to its benchmark index over the performance measurement period.


 (3) Since Class I Shares of the Fund did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class I Shares of the Fund expect to incur during their fiscal year. Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.


 (4) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Since Class I Shares of the Fund did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. The Fund's "ratio of gross expenses to average net assets" appearing in the Financial Highlights table does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.


 (5) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------




                                                          Risk/return summary  7

--------------------------------------------------------------------------------

 (6) The Fund pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64%. Any such adjustment to this base fee rate will commence January 2010, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

--------------------------------------------------------------------------------
 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest
 $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                     1 Year   3 Years   5 Years   10 Years
                                                     -------------------------------------
 Perkins Large Cap Value Fund(1) - Class I            $ 198    $ 612    $ 1,052    $ 2,275



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
--------------------------------------------------------------------------------




8  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  The Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure in emerging markets.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Fund.

4. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary

                                    Principal investment strategies and risks  9
  earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

RISKS

  Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.

  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.


  Janus Capital and Perkins each manage many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that the Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's




10  Janus Investment Fund
  transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund's Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets.



                                   Principal investment strategies and risks  11

    Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

2. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

3. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

  The Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be



12  Janus Investment Fund
  worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Fund may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a



                                   Principal investment strategies and risks  13
  comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio managers. Changes are normally made in the Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a fund. A fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing



14  Janus Investment Fund
  risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of the Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis



  SHORT SALES

  The Fund may engage in short sales. No more than 10% of the Fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Fund may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short




                                   Principal investment strategies and risks  15
  sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Fund's losses are potentially unlimited in a short sale transaction. The Fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund's performance.



  The Fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, the Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, the Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities



16  Janus Investment Fund
  are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. The Fund's performance could suffer from its investments in "special situations."




                                   Principal investment strategies and risks  17

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Perkins is responsible for the day-to-day management of the Fund's investment portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES



  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Janus Capital pays Perkins a subadvisory fee from its investment advisory fee for managing the Fund.


  The following table reflects the Fund's contractual investment advisory base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by the Fund.


  The Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate is effective January 2010. Until such time, only

18  Janus Investment Fund
  the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if the Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.




                                                               Performance     Actual Investment
                                                                Adjusted          Advisory Fee
                                              Performance      Investment        Rate (%) (for
                                Base Fee       Hurdle vs.     Advisory Fee   the fiscal year ended
  Fund Name                     Rate (%)    Benchmark Index     Rate (%)         July 31, 2008)
--------------------------------------------------------------------------------------------------
  Perkins Large Cap Value Fund    0.64          +/-3.50%           N/A(1)             N/A
--------------------------------------------------------------------------------------------------




  (1) Any applicable Performance Adjustment will begin January 1, 2010 for the Fund.



  The Fund's investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the Russell 1000(R) Value Index.


  Only the base fee rate will apply until January 2010, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15%




                                                      Management of the Fund  19

  (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment will begin January 2010.



  No Performance Adjustment is applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.



  The application of an expense limit, if any, will have a positive effect upon the Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the




20  Janus Investment Fund
  investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.


  The Fund's SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Fund's investment advisory agreement and subadvisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Perkins Large Cap Value Fund(1)                         1.00
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.





                                                      Management of the Fund  21

SUBADVISER

  PERKINS INVESTMENT MANAGEMENT LLC ("PERKINS") (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to the Fund, and has served in such capacity since the Fund's inception. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.

INVESTMENT PERSONNEL

PERKINS LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

    Co-Portfolio Managers Thomas M. Perkins and Kevin Preloger are responsible for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.



    THOMAS M. PERKINS is Co-Portfolio Manager of Perkins Large Cap Value Fund, which he has co-managed since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.



    KEVIN PRELOGER is Co-Portfolio Manager of Perkins Large Cap Value Fund, which he has co-managed since inception. Mr. Preloger joined Perkins in May 2002 as a research analyst covering the financial services sector. Prior to joining Perkins, Kevin worked at ABN AMRO/LaSalle Bank Wealth Management as an analyst covering both the financial services and technology industries during his five-year tenure at the firm. He holds a Bachelor of Arts degree in Economics from Northwestern University.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.





22  Janus Investment Fund

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class I Shares are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments. The Shares are not offered directly to individual investors. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  The Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General

                                                           Other information  23

  ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there



24  Janus Investment Fund
  was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.





                                                           Other information  25

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




26  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  27
  buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181). Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




28  Janus Investment Fund

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.






                                                     Distributions and taxes  29

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. The Shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.


  The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans and foundations/endowments. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Trustees. Such events

30  Janus Investment Fund
  include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




                                                         Shareholder's guide  31

ADMINISTRATIVE FEES

  Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class I Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or



32  Janus Investment Fund
  their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, considering which share class of the Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."




                                                         Shareholder's guide  33

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Fund, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.




34  Janus Investment Fund

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with the Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCHANGES

  Contact your financial intermediary, a Janus representative (1-800-333-1181), or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received.


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents.



                                                         Shareholder's guide  35

  Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with the Fund) to redeem a specified amount from your account on a day or days you specify. Not



36  Janus Investment Fund
  all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Fund attempts to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).

  Generally, a purchase and redemption of Shares from the Fund within 90 calendar days (i.e., "round trip") may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.


  The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and




                                                         Shareholder's guide  37

  (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Fund's Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.




38  Janus Investment Fund

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.




                                                         Shareholder's guide  39

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab at janus.com/info.


  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus



40  Janus Investment Fund

  Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) to obtain these reports. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.





                                                         Shareholder's guide  41

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------





  The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share.



  Perkins Large Cap Value Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of Janus Adviser Perkins Large Cap Value Fund (the "predecessor fund") into the Fund. For Perkins Large Cap Value Fund, the financial highlights shown are for the Class I Shares of the predecessor fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


  The total return in the table represents the rate that an investor would have earned (or lost) on an investment in Class I Shares of the Fund (assuming reinvestment of all dividends and distributions).


42  Janus Investment Fund


PERKINS LARGE CAP VALUE FUND - CLASS I*
                                                                         Janus Adviser Perkins Large
                                                                          Cap Value Fund - Class I
-----------------------------------------------------------------------------------------------------
                                                                                Period ended
                                                                                 January 31
                                                                                   2009(1)
                                                                                 (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                               $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                                         0.01
 Net gain/(loss) on securities (both realized and unrealized)                       (0.73)

 Total from investment operations                                                   (0.72)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                                   --
 Distributions from capital gains                                                       --

 Total distributions                                                                    --


 NET ASSET VALUE, END OF PERIOD                                                      $9.28


 Total return(2)                                                                   (7.20)%

 Net assets, end of period (in thousands)                                          $13,266
 Average net assets for the period (in thousands)                                  $11,037
 Ratio of gross expenses to average net assets(3)(4)                                 1.33%
 Ratio of net expenses to average net assets(3)(5)                                   1.33%
 Ratio of net investment income/(loss) to average net assets(3)                      0.78%
 Portfolio turnover rate(3)                                                            65%
-----------------------------------------------------------------------------------------------------





 * Effective July 6, 2009, Class I Shares of Janus Adviser Perkins Large Cap Value Fund (the "predecessor fund") were reorganized into Class I Shares of Perkins Large Cap Value Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


(1) Period December 31, 2008 (inception date) through January 31, 2009.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio reflects expenses after any expense offset arrangements.





                                                        Financial highlights  43

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


44  Janus Investment Fund

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  45
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




46  Janus Investment Fund

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  47

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



48  Janus Investment Fund

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





                                                Glossary of investment terms  49

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



50  Janus Investment Fund
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  51

                       This page intentionally left blank.

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.


           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)


                   janus.com/info


                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 VALUE
                                   Perkins Mid Cap Value Fund
                                     (formerly named Janus Mid Cap Value Fund)
                                   Perkins Small Cap Value Fund
                                     (formerly named Janus Small Cap Value Fund)




                              JANUS INVESTMENT FUND
                                 CLASS I SHARES

                                   Prospectus




    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. The Funds are subadvised by Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC).


              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class I Shares (the "Shares") are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Perkins Mid Cap Value Fund.........................     2
  Perkins Small Cap Value Fund.......................     7

FEES AND EXPENSES....................................    12

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    15
  Risks..............................................    16
  Frequently asked questions about certain risks.....    17
  General portfolio policies.........................    19

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    25
  Management expenses................................    25
  Subadviser.........................................    30
  Investment personnel...............................    30

OTHER INFORMATION....................................    32

DISTRIBUTIONS AND TAXES..............................    36

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    39
  Administrative fees................................    41
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    41
  Purchases..........................................    42
  Exchanges..........................................    44
  Redemptions........................................    44
  Excessive trading..................................    46
  Shareholder communications.........................    50

FINANCIAL HIGHLIGHTS.................................    51

GLOSSARY OF INVESTMENT TERMS.........................    52







                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


PERKINS MID CAP VALUE FUND

  Perkins Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  PERKINS MID CAP VALUE FUND seeks capital appreciation.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $15.5 billion.


  The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


2  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue.




                                                          Risk/return summary  3

  Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  MID-SIZED COMPANIES RISK. Due to the Fund's investments in securities issued by mid-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




4  Janus Investment Fund

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Mid Cap Value Fund - Investor Shares (as result of a prior reorganization of Berger Mid Cap Value Fund - Investor Shares into the Fund's Investor Shares), calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  PERKINS MID CAP VALUE FUND* - CLASS I


   Annual returns for periods ended 12/31
         21.56%    27.34%    20.52%    -13.09%   39.33%    18.36%    10.36%    15.25%     7.43%    -27.33%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-2001 21.28%     Worst Quarter:  4th-2008 -19.63%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -7.59%.



                                                     Average annual total return for periods ended 12/31/08
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                       1 year    5 years    10 years         (8/12/98)
  Class I Shares
    Return Before Taxes                               -27.33%     3.28%      10.26%            11.29%
    Return After Taxes on Distributions               -28.01%     1.56%       8.54%             9.60%
    Return After Taxes on Distributions and Sale of
       Fund Shares(1)                                 -16.92%     2.60%       8.46%             9.44%
  Russell Midcap(R) Value Index(2) (reflects no       -38.44%     0.33%       4.44%             4.85%
    deduction for expenses, fees, or taxes)
                                                    -------------------------------------------------------




   *  Formerly named Janus Mid Cap Value Fund.
  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.


  After-tax returns are calculated using distributions for the Fund's Class J Shares (formerly named Investor Shares) for the period April 21, 2003 to July 6, 2009; and for Berger Mid Cap Value Fund - Investor Shares for periods prior to April 21, 2003. If Class I Shares of the Fund had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




6  Janus Investment Fund

PERKINS SMALL CAP VALUE FUND

  Perkins Small Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  PERKINS SMALL CAP VALUE FUND seeks capital appreciation.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund's portfolio managers. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $2 million to $3 billion.


  The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

  The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management

  The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated



                                                          Risk/return summary  7
  with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





8  Janus Investment Fund

  SMALL-SIZED COMPANIES RISK. Due to the Fund's investments in securities of small-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity, and information risks because of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of




                                                          Risk/return summary  9

  Berger Small Cap Value Fund - Investor Shares (as result of a prior reorganization of Berger Small Cap Value Fund - Investor Shares into the Fund's Investor Shares), calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





10  Janus Investment Fund

  PERKINS SMALL CAP VALUE FUND* - CLASS I


   Annual returns for periods ended 12/31
         14.31%    26.82%    20.04%    -15.59%   36.78%    13.57%     8.90%    12.37%     2.97%    -21.79%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-2001 24.60%      Worst Quarter:  3rd-2002 -22.57%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -11.00%.



                                             Average annual total return for periods ended 12/31/08
                                             ------------------------------------------------------
                                                                       1 year    5 years   10 years
  Class I Shares
    Return Before Taxes                                               -21.79%      2.28%     8.44%
    Return After Taxes on Distributions                               -23.28%     -0.47%     6.23%
    Return After Taxes on Distributions and Sale of Fund Shares(1)    -12.60%      1.75%     6.88%
  Russell 2000(R) Value Index(2)                                      -28.92%      0.27%     6.11%
    (reflects no deduction for expenses, fees, or taxes)
                                                                   --------------------------------




   *  Formerly named Janus Small Cap Value Fund.
  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.


  After-tax returns are calculated using distributions for the Fund's Class J Shares (formerly named Investor Shares) for the period April 21, 2003 to July 6, 2009; and for Berger Small Cap Value Fund - Investor Shares for periods prior to April 21, 2003. If Class I Shares of the Fund had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  11

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class I Shares of the Funds expect to incur during their fiscal year. The expense information shown includes administrative fee expenses. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class I Shares do not impose sales charges when you buy or sell the Funds' Class I Shares.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.






12  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class I
 Sales charges.................................................................   None
 Redemption fee................................................................   None
 Exchange fee..................................................................   None


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                        Acquired    Total Annual                Net Annual
                                                                         Fund(4)        Fund                       Fund
                                           Management       Other       Fees and      Operating     Expense     Operating
                                             Fee(2)      Expenses(3)    Expenses     Expenses(5)    Waivers    Expenses(5)
 Perkins Mid Cap Value Fund(6)(7) -
      Class I                                 0.79%         0.04%         0.01%         0.84%        0.00%        0.84%
 Perkins Small Cap Value Fund(6)(8) -
      Class I                                 0.72%         0.14%         0.00%         0.86%        0.00%        0.86%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

 (2) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital. For each Fund, this fee may adjust up or down monthly based on each Fund's performance relative to its respective benchmark index over the performance measurement period. The fee adjustment for Perkins Small Cap Value Fund will commence January 1, 2010.


 (3) Since Class I Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class I Shares of the Funds expect to incur during their fiscal year. Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.


 (4) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class I Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.


 (5) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------




                                                         Risk/return summary  13

--------------------------------------------------------------------------------

 (6) Each Fund pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64% for Perkins Mid Cap Value Fund and 0.72% for Perkins Small Cap Value Fund. Any such adjustment to this base fee rate commenced February 2007 for Perkins Mid Cap Value Fund, will commence January 2010 for Perkins Small Cap Value Fund, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. Each Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

 (7) Formerly named Janus Mid Cap Value Fund.
 (8) Formerly named Janus Small Cap Value Fund.
--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                                     1 Year   3 Years   5 Years   10 Years
                                                     -------------------------------------
 Perkins Mid Cap Value Fund(1)(2) - Class I           $ 86     $ 268     $ 466     $ 1,037
 Perkins Small Cap Value Fund(1)(3) - Class I         $ 88     $ 274     $ 477     $ 1,061



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
 (2) Formerly named Janus Mid Cap Value Fund.
 (3) Formerly named Janus Small Cap Value Fund.
--------------------------------------------------------------------------------




14  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR PERKINS MID CAP VALUE FUND?

  The Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

2. HOW ARE COMMON STOCKS SELECTED FOR PERKINS SMALL CAP VALUE FUND?

  The Fund's portfolio managers primarily invest in the common stocks of small companies whose stock prices are believed to be undervalued.

  The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

  The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flows, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management

  The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. The portfolio managers may sell a Fund holding if, among other things, the security reaches the portfolio managers' price target, if the company has deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.

3. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels

                                   Principal investment strategies and risks  15
  of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure in emerging markets.

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Funds.

5. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.

  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.




16  Janus Investment Fund

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.


  Janus Capital and Perkins each manage many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").


FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for



                                   Principal investment strategies and risks  17
  securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Perkins Small Cap Value Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.

2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging



18  Janus Investment Fund
    market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

4. HOW DO THE FUNDS TRY TO REDUCE RISK?


  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash



                                   Principal investment strategies and risks  19
  positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the



20  Janus Investment Fund

  Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of each Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis




                                   Principal investment strategies and risks  21

  SHORT SALES



  Certain funds may engage in short sales. No more than 10% of a fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The funds may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a fund's losses are potentially unlimited in a short sale transaction. A fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the fund may be required to pay in connection with a short sale. Such payments may result in a fund having higher expenses than a fund that does not engage in short sales and may negatively affect the fund's performance.



  A fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the fund to similar risks. To the extent that the fund enters into short derivative positions, the fund may be exposed to risks similar to those associated with short sales, including the risk that the fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a fund's ability to fully implement a short selling strategy that could otherwise help the fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.




22  Janus Investment Fund

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's



                                   Principal investment strategies and risks  23
  portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."




24  Janus Investment Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Perkins is responsible for the day-to-day management of the Funds' investment portfolios subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES



  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital pays Perkins a subadvisory fee from its investment advisory fee for managing the Funds.


  The following table reflects each Fund's contractual investment advisory base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by a Fund.


  The Funds each pay an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective February 2007 for Perkins Mid

                                                     Management of the Funds  25

  Cap Value Fund and will be effective January 2010 for Perkins Small Cap Value Fund. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Fund's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if a Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.




                                                                 Performance     Actual Investment
                                                                  Adjusted          Advisory Fee
                                                Performance      Investment        Rate (%) (for
                                  Base Fee       Hurdle vs.     Advisory Fee   the fiscal year ended
  Fund Name                       Rate (%)    Benchmark Index     Rate (%)       October 31, 2008)
----------------------------------------------------------------------------------------------------
  Perkins Mid Cap Value Fund        0.64          +/-4.00%          0.78                0.78
  Perkins Small Cap Value Fund      0.72          +/-5.50%           N/A(1)             0.72
----------------------------------------------------------------------------------------------------




  (1) Any applicable Performance Adjustment will begin January 1, 2010 for the Fund.



  For each Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:


  Fund Name                                     Benchmark Index
-----------------------------------------------------------------------------
  Perkins Mid Cap Value Fund                    Russell Midcap(R) Value Index
  Perkins Small Cap Value Fund                  Russell 2000(R) Value Index



  Only the base fee rate applied until February 2007 for Perkins Mid Cap Value Fund and will apply until January 2010 for Perkins Small Cap Value Fund, at which time the calculation of the performance adjustment applies as follows:




26  Janus Investment Fund

  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by each Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for Perkins Mid Cap Value Fund and will begin January 2010 for Perkins Small Cap Value Fund.



  No Performance Adjustment is applied unless the difference between a Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.



  The application of an expense limit, if any, will have a positive effect upon a Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation




                                                     Management of the Funds  27
  ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  For performance measurement periods prior to July 6, 2009, a Fund calculated its Performance Adjustment by comparing the performance of Investor Shares against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of that Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.


  The Funds' SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Perkins Mid Cap Value Fund(1)                           0.86
  Perkins Small Cap Value Fund(1)                         0.96
--------------------------------------------------------------------------






28  Janus Investment Fund

  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.





                                                     Management of the Funds  29

SUBADVISER

  PERKINS INVESTMENT MANAGEMENT LLC ("PERKINS") (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to the Funds, and has served in such capacity (together with its predecessors) since each Fund's inception. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Funds' portfolio operations, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.

INVESTMENT PERSONNEL



PERKINS MID CAP VALUE FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Jeffrey R. Kautz and Thomas M. Perkins are responsible for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.


    JEFFREY R. KAUTZ, CFA, is Co-Portfolio Manager of Perkins Mid Cap Value Fund. Mr. Kautz has co-managed Perkins Mid Cap Value Fund since inception and the Fund's predecessor since 2002. He is also Co-Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. Mr. Kautz holds a Bachelor of Science degree in Mechanical Engineering of Illinois and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz holds the Chartered Financial Analyst designation.



    THOMAS M. PERKINS is Co-Portfolio Manager of Perkins Mid Cap Value Fund. Mr. Perkins has co-managed Perkins Mid Cap Value Fund and the Fund's predecessor since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.





30  Janus Investment Fund

PERKINS SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Robert H. Perkins, Todd H. Perkins, and Justin
    Tugman are responsible for the day-to-day management of the Fund, with no limitation on the authority of any one co-portfolio manager in relation to the others.

    ROBERT H. PERKINS is Co-Portfolio Manager of Perkins Small Cap Value Fund, and he co-managed the Fund's predecessor since its inception in 1985. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as a director of Perkins. He holds a Bachelor of Science degree in Business from Miami University.

    TODD H. PERKINS is Co-Portfolio Manager of Janus Small Cap Value Fund. Mr. Perkins has been Co-Portfolio Manager of the Fund since February 2004. He is also Portfolio Manager of other Janus accounts. He joined Perkins in 1998 as head trader and research analyst. Mr. Perkins holds a Bachelor of Arts degree in Communications from DePaul University.

    JUSTIN TUGMAN, CFA, is Co-Portfolio Manager of Perkins Small Cap Value Fund, which he has co-managed since March 2009. Mr. Tugman joined Perkins in June 2004 as a research analyst. Mr. Tugman holds a Bachelor of Science degree in Finance from the University of Wyoming and a Master's degree in Finance from Tulane University. Mr. Tugman holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.





                                                     Management of the Funds  31

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class I Shares are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.



32  Janus Investment Fund

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



                                                           Other information  33
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




34  Janus Investment Fund

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  35

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

36  Janus Investment Fund
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181). Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




                                                     Distributions and taxes  37

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.






38  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. The Shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.


  The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans and foundations/endowments. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events

                                                         Shareholder's guide  39
  include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




40  Janus Investment Fund

ADMINISTRATIVE FEES

  Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class I Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or



                                                         Shareholder's guide  41
  their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."




42  Janus Investment Fund

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.




                                                         Shareholder's guide  43

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCHANGES

  Contact your financial intermediary, a Janus representative (1-800-333-1181), or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received.


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents.




44  Janus Investment Fund

  Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not



                                                         Shareholder's guide  45
  all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.



  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and




46  Janus Investment Fund

  (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.




                                                         Shareholder's guide  47

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.




48  Janus Investment Fund

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus



                                                         Shareholder's guide  49

  Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to June 30.





50  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Funds since Class I Shares of the Funds are new.


                                                        Financial highlights  51

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


52  Janus Investment Fund

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  53
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




54  Janus Investment Fund

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  55

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



56  Janus Investment Fund

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





                                                Glossary of investment terms  57

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



58  Janus Investment Fund
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  59

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60

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                   janus.com/info


                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                            July 2, 2009




                            VALUE
                              Perkins Mid Cap Value Fund
                                 (formerly named Janus Mid Cap Value Fund)
                              Perkins Small Cap Value Fund
                                 (formerly named Janus Small Cap Value Fund)



                              JANUS INVESTMENT FUND
                                 CLASS R SHARES

                                   Prospectus




    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. The Funds are subadvised by Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC).

              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class R Shares (the "Shares") are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Perkins Mid Cap Value Fund.........................     2
  Perkins Small Cap Value Fund.......................     7

FEES AND EXPENSES....................................    12

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    15
  Risks..............................................    16
  Frequently asked questions about certain risks.....    17
  General portfolio policies.........................    19

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    25
  Management expenses................................    25
  Subadviser.........................................    30
  Investment personnel...............................    30

OTHER INFORMATION....................................    32

DISTRIBUTIONS AND TAXES..............................    36

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    39
  Distribution and service fees......................    41
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    41
  Purchases..........................................    43
  Exchanges..........................................    44
  Redemptions........................................    44
  Excessive trading..................................    45
  Shareholder communications.........................    49

FINANCIAL HIGHLIGHTS.................................    50

GLOSSARY OF INVESTMENT TERMS.........................    51







                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


PERKINS MID CAP VALUE FUND

  Perkins Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  PERKINS MID CAP VALUE FUND seeks capital appreciation.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $15.5 billion.


  The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


2  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue.




                                                          Risk/return summary  3

  Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  MID-SIZED COMPANIES RISK. Due to the Fund's investments in securities issued by mid-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




4  Janus Investment Fund

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class R Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class R Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class R Shares reflects the historical performance of Berger Mid Cap Value Fund - Investor Shares (as result of a prior reorganization of Berger Mid Cap Value Fund - Investor Shares into the Fund's Investor Shares), calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  PERKINS MID CAP VALUE FUND* - CLASS R


   Annual returns for periods ended 12/31
         21.56%    27.34%    20.13%    -13.42%   38.72%    17.64%     9.65%    14.54%     6.90%    -27.62%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-2001 21.23%     Worst Quarter:  4th-2008 -19.63%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -7.60%.



                                                     Average annual total return for periods ended 12/31/08
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                       1 year    5 years    10 years         (8/12/98)
  Class R Shares
    Return Before Taxes                               -27.62%     2.71%       9.83%            10.87%
    Return After Taxes on Distributions               -28.30%     1.01%       8.15%             9.22%
    Return After Taxes on Distributions and Sale of
       Fund Shares(1)                                 -16.92%     2.12%       8.10%             9.08%
  Russell Midcap(R) Value Index(2) (reflects no       -38.44%     0.33%       4.44%             4.85%
    deduction for expenses, fees, or taxes)
                                                    -------------------------------------------------------




   *  Formerly named Janus Mid Cap Value Fund.
  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.


  After-tax returns are calculated using distributions for the Fund's Class J Shares (formerly named Investor Shares) for the period April 21, 2003 to July 6, 2009; and for Berger Mid Cap Value Fund - Investor Shares for periods prior to April 21, 2003. If Class R Shares of the Fund had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




6  Janus Investment Fund

PERKINS SMALL CAP VALUE FUND

  Perkins Small Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  PERKINS SMALL CAP VALUE FUND seeks capital appreciation.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund's portfolio managers. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $2 million to $3 billion.


  The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

  The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management

  The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated



                                                          Risk/return summary  7
  with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





8  Janus Investment Fund

  SMALL-SIZED COMPANIES RISK. Due to the Fund's investments in securities of small-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity, and information risks because of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class R Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class R Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class R Shares reflects the historical performance of




                                                          Risk/return summary  9

  Berger Small Cap Value Fund - Investor Shares (as result of a prior reorganization of Berger Small Cap Value Fund - Investor Shares into the Fund's Investor Shares), calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





10  Janus Investment Fund

  PERKINS SMALL CAP VALUE FUND* - CLASS R


   Annual returns for periods ended 12/31
         14.14%    26.41%    19.49%    -15.89%   36.30%    12.98%     8.28%    11.80%     2.52%    -22.06%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-2001 24.60%      Worst Quarter:  3rd-2002 -22.73%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -11.00%.



                                                 Average annual total return for periods ended 12/31/08
                                                 ------------------------------------------------------
                                                                          1 year    5 years    10 years
  Class R Shares
    Return Before Taxes                                                  -22.06%      1.79%      8.01%
    Return After Taxes on Distributions                                  -23.55%     -0.93%      5.83%
    Return After Taxes on Distributions and Sale of
       Fund Shares(1)                                                    -12.78%      1.35%      6.51%
  Russell 2000(R) Value Index(2)                                         -28.92%      0.27%      6.11%
    (reflects no deduction for expenses, fees, or taxes)
                                                                   ------------------------------------






   *  Formerly named Janus Small Cap Value Fund.
  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.


  After-tax returns are calculated using distributions for the Fund's Class J Shares (formerly named Investor Shares) for the period April 21, 2003 to July 6, 2009; and for Berger Small Cap Value Fund - Investor Shares for periods prior to April 21, 2003. If Class R Shares of the Fund had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  11

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class R Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class R Shares of the Funds expect to incur during their fiscal year. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class R Shares do not impose sales charges when you buy or sell the Funds' Class R Shares.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.






12  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class R
 Sales charges.................................................................   None
 Redemption fee................................................................   None
 Exchange fee..................................................................   None


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                    Acquired   Total Annual              Net Annual
                                       Distribution                  Fund(5)       Fund                     Fund
                          Management      (12b-1)        Other      Fees and     Operating    Expense    Operating
                            Fee(2)        Fees(3)     Expenses(4)   Expenses    Expenses(6)   Waivers   Expenses(6)
 Perkins Mid Cap Value
   Fund(7)(8) - Class R      0.79%         0.50%         0.29%        0.01%        1.59%       0.00%       1.59%
 Perkins Small Cap Value
   Fund(7)(9) - Class R      0.72%         0.50%         0.39%        0.00%        1.61%       0.00%       1.61%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

 (2) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital. For each Fund, this fee may adjust up or down monthly based on each Fund's performance relative to its respective benchmark index over the performance measurement period. The fee adjustment for Perkins Small Cap Value Fund will commence January 1, 2010.

 (3) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (4) Since Class R Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class R Shares of the Funds expect to incur during their fiscal year. Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class R Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.


 (5) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class R Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.


 (6) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------




                                                         Risk/return summary  13

--------------------------------------------------------------------------------

 (7) Each Fund pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64% for Perkins Mid Cap Value Fund and 0.72% for Perkins Small Cap Value Fund. Any such adjustment to this base fee rate commenced February 2007 for Perkins Mid Cap Value Fund, will commence January 2010 for Perkins Small Cap Value Fund, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. Each Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

 (8) Formerly named Janus Mid Cap Value Fund.
 (9) Formerly named Janus Small Cap Value Fund.
--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                                     1 Year   3 Years   5 Years   10 Years
                                                     -------------------------------------
 Perkins Mid Cap Value Fund(1)(2) - Class R           $ 162    $ 502     $ 866     $ 1,889
 Perkins Small Cap Value Fund(1)(3) - Class R         $ 164    $ 508     $ 876     $ 1,911



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
 (2) Formerly named Janus Mid Cap Value Fund.
 (3) Formerly named Janus Small Cap Value Fund.
--------------------------------------------------------------------------------




14  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR PERKINS MID CAP VALUE FUND?

  The Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

2. HOW ARE COMMON STOCKS SELECTED FOR PERKINS SMALL CAP VALUE FUND?

  The Fund's portfolio managers primarily invest in the common stocks of small companies whose stock prices are believed to be undervalued.

  The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

  The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flows, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management

  The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. The portfolio managers may sell a Fund holding if, among other things, the security reaches the portfolio managers' price target, if the company has deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.

3. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels

                                   Principal investment strategies and risks  15
  of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure in emerging markets.

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Funds.

5. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.

  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.




16  Janus Investment Fund

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.


  Janus Capital and Perkins each manage many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").


FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for



                                   Principal investment strategies and risks  17
  securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Perkins Small Cap Value Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.

2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging



18  Janus Investment Fund
    market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

4. HOW DO THE FUNDS TRY TO REDUCE RISK?


  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash



                                   Principal investment strategies and risks  19
  positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the



20  Janus Investment Fund

  Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of each Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis




                                   Principal investment strategies and risks  21

  SHORT SALES

  Certain funds may engage in short sales. No more than 10% of a fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The funds may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a fund's losses are potentially unlimited in a short sale transaction. A fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the fund may be required to pay in connection with a short sale. Such payments may result in a fund having higher expenses than a fund that does not engage in short sales and may negatively affect the fund's performance.



  A fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the fund to similar risks. To the extent that the fund enters into short derivative positions, the fund may be exposed to risks similar to those associated with short sales, including the risk that the fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a fund's ability to fully implement a short selling strategy that could otherwise help the fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.




22  Janus Investment Fund

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."


  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's



                                   Principal investment strategies and risks  23
  portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."




24  Janus Investment Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Perkins is responsible for the day-to-day management of the Funds' investment portfolios subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative services fees, the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital pays Perkins a subadvisory fee from its investment advisory fee for managing the Funds.



  The following table reflects each Fund's contractual investment advisory base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by a Fund.


  The Funds each pay an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment


                                                     Management of the Funds  25
  to the investment advisory fee rate was effective February 2007 for Perkins Mid Cap Value Fund and will be effective January 2010 for Perkins Small Cap Value Fund. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Fund's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if a Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.




                                                                 Performance     Actual Investment
                                                                  Adjusted          Advisory Fee
                                                Performance      Investment        Rate (%) (for
                                  Base Fee       Hurdle vs.     Advisory Fee   the fiscal year ended
  Fund Name                       Rate (%)    Benchmark Index     Rate (%)       October 31, 2008)
----------------------------------------------------------------------------------------------------
  Perkins Mid Cap Value Fund        0.64          +/-4.00%          0.78                0.78
  Perkins Small Cap Value Fund      0.72          +/-5.50%           N/A(1)             0.72
----------------------------------------------------------------------------------------------------







  (1) Any applicable Performance Adjustment will begin January 1, 2010 for the Fund.



  For each Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:


  Fund Name                                     Benchmark Index
-----------------------------------------------------------------------------
  Perkins Mid Cap Value Fund                    Russell Midcap(R) Value Index
  Perkins Small Cap Value Fund                  Russell 2000(R) Value Index







26  Janus Investment Fund

  Only the base fee rate applied until February 2007 for Perkins Mid Cap Value Fund and will apply until January 2010 for Perkins Small Cap Value Fund, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by each Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for Perkins Mid Cap Value Fund and will begin January 2010 for Perkins Small Cap Value Fund.



  No Performance Adjustment is applied unless the difference between a Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.





                                                     Management of the Funds  27

  The application of an expense limit, if any, will have a positive effect upon a Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  For performance measurement periods prior to July 6, 2009, a Fund calculated its Performance Adjustment by comparing the performance of Investor Shares against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of that Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.


  The Funds' SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.





28  Janus Investment Fund

  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Perkins Mid Cap Value Fund(1)                           0.86
  Perkins Small Cap Value Fund(1)                         0.96
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.





                                                     Management of the Funds  29

SUBADVISER

  PERKINS INVESTMENT MANAGEMENT LLC ("PERKINS") (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to the Funds, and has served in such capacity (together with its predecessors) since each Fund's inception. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Funds' portfolio operations, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.

INVESTMENT PERSONNEL

PERKINS MID CAP VALUE FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Jeffrey R. Kautz and Thomas M. Perkins are responsible for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.


    JEFFREY R. KAUTZ, CFA, is Co-Portfolio Manager of Perkins Mid Cap Value Fund. Mr. Kautz has co-managed Perkins Mid Cap Value Fund since inception and the Fund's predecessor since 2002. He is also Co-Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. Mr. Kautz holds a Bachelor of Science degree in Mechanical Engineering of Illinois and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz holds the Chartered Financial Analyst designation.



    THOMAS M. PERKINS is Co-Portfolio Manager of Perkins Mid Cap Value Fund. Mr. Perkins has co-managed Perkins Mid Cap Value Fund and the Fund's predecessor since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.





30  Janus Investment Fund

PERKINS SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Robert H. Perkins, Todd H. Perkins, and Justin
    Tugman are responsible for the day-to-day management of the Fund, with no limitation on the authority of any one co-portfolio manager in relation to the others.

    ROBERT H. PERKINS is Co-Portfolio Manager of Perkins Small Cap Value Fund, and he co-managed the Fund's predecessor since its inception in 1985. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as a director of Perkins. He holds a Bachelor of Science degree in Business from Miami University.

    TODD H. PERKINS is Co-Portfolio Manager of Janus Small Cap Value Fund. Mr. Perkins has been Co-Portfolio Manager of the Fund since February 2004. He is also Portfolio Manager of other Janus accounts. He joined Perkins in 1998 as head trader and research analyst. Mr. Perkins holds a Bachelor of Arts degree in Communications from DePaul University.

    JUSTIN TUGMAN, CFA, is Co-Portfolio Manager of Perkins Small Cap Value Fund, which he has co-managed since March 2009. Mr. Tugman joined Perkins in June 2004 as a research analyst. Mr. Tugman holds a Bachelor of Science degree in Finance from the University of Wyoming and a Master's degree in Finance from Tulane University. Mr. Tugman holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.





                                                     Management of the Funds  31

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class R Shares are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final

32  Janus Investment Fund
  settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties



                                                           Other information  33
  to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.




34  Janus Investment Fund

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  35

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

36  Janus Investment Fund
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




                                                     Distributions and taxes  37

  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.






38  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. The Shares offer the ability for payment of up to 0.50% of net assets to financial intermediaries for the provision of distribution services and, to a certain extent, shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of the plan or plan participants. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures

                                                         Shareholder's guide  39
  established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




40  Janus Investment Fund

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN


  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class R Shares (the "Class R Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and shareholder servicing of Class R Shares at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of a Fund. Under the terms of the Class R Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder services performed by such entities for their customers who are investors in the Funds.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class R Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of each Fund for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers and other financial intermediaries for providing these services to their customers who invest in the Funds.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus



                                                         Shareholder's guide  41

  Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class R Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.




42  Janus Investment Fund

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement platforms and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $2,500.




                                                         Shareholder's guide  43

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received.


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement platforms and other financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.




44  Janus Investment Fund

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds



                                                         Shareholder's guide  45
  may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.



  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a



46  Janus Investment Fund
  financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not



                                                         Shareholder's guide  47
  invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained



48  Janus Investment Fund
    by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to June 30.





                                                         Shareholder's guide  49

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Funds since Class R Shares of the Funds are new.



50  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  51

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



52  Janus Investment Fund
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  53

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




54  Janus Investment Fund

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  55

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





56  Janus Investment Fund

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



                                                Glossary of investment terms  57
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




58  Janus Investment Fund

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                                                                              59

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60

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                   janus.com/info


                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 VALUE
                                   Perkins Large Cap Value Fund




                              JANUS INVESTMENT FUND
                                 CLASS S SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes Perkins Large Cap Value Fund (the "Fund"), a portfolio of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund. The Fund is subadvised by Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC).


              The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Only Class S Shares (the "Shares") are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Perkins Large Cap Value Fund.......................     2

FEES AND EXPENSES....................................     6

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................     9
  Risks..............................................    10
  Frequently asked questions about certain risks.....    11
  General portfolio policies.........................    13

MANAGEMENT OF THE FUND
  Investment adviser.................................    18
  Management expenses................................    18
  Subadviser.........................................    22
  Investment personnel...............................    22

OTHER INFORMATION....................................    23

DISTRIBUTIONS AND TAXES..............................    27

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    30
  Distribution and service fees......................    32
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    32
  Purchases..........................................    34
  Exchanges..........................................    35
  Redemptions........................................    36
  Excessive trading..................................    37
  Shareholder communications.........................    41

FINANCIAL HIGHLIGHTS.................................    42

GLOSSARY OF INVESTMENT TERMS.........................    44







                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


PERKINS LARGE CAP VALUE FUND

  Perkins Large Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  PERKINS LARGE CAP VALUE FUND seeks capital appreciation.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000(R) Value Index. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $338.9 billion, and the median market capitalization was $2.4 billion.


  The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management



2  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities or small company securities rather than large cap securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is




                                                          Risk/return summary  3
  unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




4  Janus Investment Fund

PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and/or semiannual report. The performance of the Fund will be compared to the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.




                                                          Risk/return summary  5

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class S Shares of the Fund. Expense information shown reflects estimated annualized expenses that Class S Shares of the Fund expect to incur during their fiscal year. It is important for you to know that a decline in the Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Fund. Significant declines in the Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Class S Shares do not impose sales charges when you buy or sell the Fund's Class S Shares.


  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.






6  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class S
 Sales charges.................................................................   None
 Redemption fee................................................................   None
 Exchange fee..................................................................   None


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                        Acquired  Total Annual            Net Annual
                                             Distribution                Fund(5)      Fund                   Fund
                                 Management     (12b-1)       Other     Fees and    Operating   Expense   Operating
                                   Fee(2)       Fees(3)    Expenses(4)  Expenses   Expenses(6)  Waivers  Expenses(6)
 Perkins Large Cap Value
   Fund(7) - Class S                0.64%        0.25%        1.45%       0.00%       2.34%      0.84%      1.50%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

 (2) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital. Beginning January 1, 2010, this fee may adjust up or down monthly based on the Fund's performance relative to its benchmark index over the performance measurement period.

 (3) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (4) Since Class S Shares of the Fund did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class S Shares of the Fund expect to incur during their fiscal year. Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class S Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.


 (5) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Since Class S Shares of the Fund did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. The Fund's "ratio of gross expenses to average net assets" appearing in the Financial Highlights table does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.


 (6) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------




                                                          Risk/return summary  7

--------------------------------------------------------------------------------

 (7) The Fund pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64%. Any such adjustment to this base fee rate will commence January 2010, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

--------------------------------------------------------------------------------
 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest
 $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                     1 Year   3 Years   5 Years   10 Years
                                                     -------------------------------------
 Perkins Large Cap Value Fund(1) - Class S            $ 237    $ 730    $ 1,250    $ 2,676



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
--------------------------------------------------------------------------------




8  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  The Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure in emerging markets.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Fund.

4. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary

                                    Principal investment strategies and risks  9
  earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

RISKS

  Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.

  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.


  Janus Capital and Perkins each manage many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that the Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's




10  Janus Investment Fund
  transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund's Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets.



                                   Principal investment strategies and risks  11

    Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

2. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

3. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

  The Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be



12  Janus Investment Fund
  worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Fund may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a



                                   Principal investment strategies and risks  13
  comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio managers. Changes are normally made in the Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a fund. A fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing



14  Janus Investment Fund
  risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of the Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis



  SHORT SALES

  The Fund may engage in short sales. No more than 10% of the Fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Fund may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short




                                   Principal investment strategies and risks  15
  sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Fund's losses are potentially unlimited in a short sale transaction. The Fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund's performance.



  The Fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, the Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, the Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.


  SWAP AGREEMENTS
  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."


  SECURITIES LENDING
  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities



16  Janus Investment Fund
  are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. The Fund's performance could suffer from its investments in "special situations."




                                   Principal investment strategies and risks  17

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Perkins is responsible for the day-to-day management of the Fund's investment portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES


  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative services fees, the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Janus Capital pays Perkins a subadvisory fee from its investment advisory fee for managing the Fund.



  The following table reflects the Fund's contractual investment advisory base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by the Fund.


  The Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to

18  Janus Investment Fund
  the investment advisory fee rate is effective January 2010. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if the Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.




                                                           Performance     Actual Investment
                                                            Adjusted          Advisory Fee
                                          Performance      Investment        Rate (%) (for
                            Base Fee       Hurdle vs.     Advisory Fee   the fiscal year ended
  Fund Name                 Rate (%)    Benchmark Index     Rate (%)         July 31, 2008)
----------------------------------------------------------------------------------------------
  Perkins Large Cap Value
     Fund                     0.64          +/-3.50%           N/A(1)             N/A
----------------------------------------------------------------------------------------------




  (1) Any applicable Performance Adjustment will begin January 1, 2010 for the Fund.



  The Fund's investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the Russell 1000(R) Value Index.


  Only the base fee rate will apply until January 2010, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment




  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15%




                                                      Management of the Fund  19

  (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment will begin January 2010.



  No Performance Adjustment is applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.



  The application of an expense limit, if any, will have a positive effect upon the Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.


  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment.After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the



20  Janus Investment Fund
  investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.


  The Fund's SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Fund's investment advisory agreement and subadvisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Perkins Large Cap Value Fund(1)                         1.00
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.





                                                      Management of the Fund  21

SUBADVISER

  PERKINS INVESTMENT MANAGEMENT LLC ("PERKINS") (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to the Fund, and has served in such capacity since the Fund's inception. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.

INVESTMENT PERSONNEL

PERKINS LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

    Co-Portfolio Managers Thomas M. Perkins and Kevin Preloger are responsible for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.



    THOMAS M. PERKINS is Co-Portfolio Manager of Perkins Large Cap Value Fund, which he has co-managed since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.



    KEVIN PRELOGER is Co-Portfolio Manager of Perkins Large Cap Value Fund, which he has co-managed since inception. Mr. Preloger joined Perkins in May 2002 as a research analyst covering the financial services sector. Prior to joining Perkins, Kevin worked at ABN AMRO/LaSalle Bank Wealth Management as an analyst covering both the financial services and technology industries during his five-year tenure at the firm. He holds a Bachelor of Arts degree in Economics from Northwestern University.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.





22  Janus Investment Fund

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  Only Class S Shares are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  The Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General

                                                           Other information  23

  ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there



24  Janus Investment Fund
  was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.





                                                           Other information  25

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




26  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  27
  buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




28  Janus Investment Fund

  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.






                                                     Distributions and taxes  29

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.


  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or

30  Janus Investment Fund
  market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made



                                                         Shareholder's guide  31
  between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN


  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), the Fund may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and/or shareholder servicing of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund. Under the terms of the Class S Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class S Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers and other financial intermediaries for providing these services to their customers who invest in the Fund.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other



32  Janus Investment Fund
  financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class S Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when



                                                         Shareholder's guide  33
  evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, considering which share class of the Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class S Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or



34  Janus Investment Fund
  contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in




                                                         Shareholder's guide  35
  instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received.


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and retirement platforms. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be



36  Janus Investment Fund
  made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Fund attempts to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).

  Generally, a purchase and redemption of Shares from the Fund within 90 calendar days (i.e., "round trip") may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.




                                                         Shareholder's guide  37

  The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Fund's Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without



38  Janus Investment Fund
  prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without



                                                         Shareholder's guide  39
  the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab at janus.com/info.


  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short



40  Janus Investment Fund
  positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.





                                                         Shareholder's guide  41

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share.



  Perkins Large Cap Value Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of Janus Adviser Perkins Large Cap Value Fund (the "predecessor fund") into the Fund. For Perkins Large Cap Value Fund, the financial highlights shown are for the Class S Shares of the predecessor fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


  The total return in the table represents the rate that an investor would have earned (or lost) on an investment in Class S Shares of the Fund (assuming reinvestment of all dividends and distributions).


42  Janus Investment Fund


PERKINS LARGE CAP VALUE FUND - CLASS S*
                                                                       Janus Adviser Perkins Large
                                                                         Cap Value Fund - Class S
--------------------------------------------------------------------------------------------------
                                                                               Period ended
                                                                                January 31
                                                                                 2009(1)
                                                                               (unaudited)


 NET ASSET VALUE, BEGINNING OF PERIOD                                             $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                                         --
 Net gain/(loss) on securities (both realized and unrealized)                     (0.72)

 Total from investment operations                                                 (0.72)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                                 --
 Distributions from capital gains                                                     --

 Total distributions                                                                  --


 NET ASSET VALUE, END OF PERIOD                                                    $9.28


 Total return(2)                                                                 (7.20)%

 Net assets, end of period (in thousands)                                           $464
 Average net assets for the period (in thousands)                                   $456
 Ratio of gross expenses to average net assets(3)(4)                               1.67%
 Ratio of net expenses to average net assets(3)(5)                                 1.67%
 Ratio of net investment income/(loss) to average net assets(3)                    0.28%
 Portfolio turnover rate(3)                                                          65%
--------------------------------------------------------------------------------------------------




  * Effective July 6, 2009, Class S Shares of Janus Adviser Perkins Large Cap Value Fund (the "predecessor fund") were reorganized into Class S Shares of Perkins Large Cap Value Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


(1) Period December 31, 2008 (inception date) through January 31, 2009.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The expense ratio reflects expenses after any expense offset arrangements.







                                                        Financial highlights  43

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


44  Janus Investment Fund

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  45
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




46  Janus Investment Fund

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  47

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



48  Janus Investment Fund

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





                                                Glossary of investment terms  49

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



50  Janus Investment Fund
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  51

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52

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.


           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                   janus.com/info


                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                            July 2, 2009




                            VALUE
                              Perkins Mid Cap Value Fund
                                 (formerly named Janus Mid Cap Value Fund)
                              Perkins Small Cap Value Fund
                                 (formerly named Janus Small Cap Value Fund)




                              JANUS INVESTMENT FUND
                                 CLASS S SHARES

                                   Prospectus




    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. The Funds are subadvised by Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC).


              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class S Shares (the "Shares") are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Perkins Mid Cap Value Fund.........................     2
  Perkins Small Cap Value Fund.......................     7

FEES AND EXPENSES....................................    12

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    15
  Risks..............................................    16
  Frequently asked questions about certain risks.....    17
  General portfolio policies.........................    19

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    25
  Management expenses................................    25
  Subadviser.........................................    30
  Investment personnel...............................    30

OTHER INFORMATION....................................    32

DISTRIBUTIONS AND TAXES..............................    36

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    39
  Distribution and service fees......................    41
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    41
  Purchases..........................................    43
  Exchanges..........................................    44
  Redemptions........................................    45
  Excessive trading..................................    46
  Shareholder communications.........................    50

FINANCIAL HIGHLIGHTS.................................    51

GLOSSARY OF INVESTMENT TERMS.........................    52







                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


PERKINS MID CAP VALUE FUND

  Perkins Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  PERKINS MID CAP VALUE FUND seeks capital appreciation.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $15.5 billion.


  The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


2  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue.




                                                          Risk/return summary  3

  Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  MID-SIZED COMPANIES RISK. Due to the Fund's investments in securities issued by mid-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




4  Janus Investment Fund

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class S Shares reflects the historical performance of Berger Mid Cap Value Fund - Investor Shares (as result of a prior reorganization of Berger Mid Cap Value Fund - Investor Shares into the Fund's Investor Shares), calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  PERKINS MID CAP VALUE FUND* - CLASS S


   Annual returns for periods ended 12/31
         21.56%    27.34%    20.43%    -13.20%   39.04%    17.93%     9.93%    14.82%     7.12%    -27.50%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-2001 21.27%     Worst Quarter:  4th-2008 -19.63%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -7.61%.



                                                     Average annual total return for periods ended 12/31/08
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                       1 year    5 years    10 years         (8/12/98)
  Class S Shares
    Return Before Taxes                               -27.50%     2.94%      10.03%            11.07%
    Return After Taxes on Distributions               -28.18%     1.23%       8.33%             9.40%
    Return After Taxes on Distributions and Sale of
       Fund Shares(1)                                 -17.03%     2.32%       8.27%             9.25%
  Russell Midcap(R) Value Index(2) (reflects no       -38.44%     0.33%       4.44%             4.85%
    deduction for expenses, fees, or taxes)
                                                    -------------------------------------------------------




   *  Formerly named Janus Mid Cap Value Fund.
  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.


  After-tax returns are calculated using distributions for the Fund's Class J Shares (formerly named Investor Shares) for the period April 21, 2003 to July 6, 2009; and for Berger Mid Cap Value Fund - Investor Shares for periods prior to April 21, 2003. If Class S Shares of the Fund had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




6  Janus Investment Fund

PERKINS SMALL CAP VALUE FUND

  Perkins Small Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  PERKINS SMALL CAP VALUE FUND seeks capital appreciation.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund's portfolio managers. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $2 million to $3 billion.


  The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

  The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management

  The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated



                                                          Risk/return summary  7
  with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





8  Janus Investment Fund

  SMALL-SIZED COMPANIES RISK. Due to the Fund's investments in securities of small-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity, and information risks because of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class S Shares reflects the historical performance of




                                                          Risk/return summary  9

  Berger Small Cap Value Fund - Investor Shares (as result of a prior reorganization of Berger Small Cap Value Fund - Investor Shares into the Fund's Investor Shares), calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





10  Janus Investment Fund

  PERKINS SMALL CAP VALUE FUND* - CLASS S



   Annual returns for periods ended 12/31
         14.31%    26.71%    19.80%    -15.68%   36.60%    13.28%     8.57%    12.06%     2.72%    -21.93%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-2001 24.59%      Worst Quarter:  3rd-2002 -22.62%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -11.00%.



                                                 Average annual total return for periods ended 12/31/08
                                                 ------------------------------------------------------
                                                                          1 year    5 years    10 years
  Class S Shares
    Return Before Taxes                                                  -21.93%      2.02%      8.25%
    Return After Taxes on Distributions                                  -23.42%     -0.72%      6.05%
    Return After Taxes on Distributions and Sale of
       Fund Shares(1)                                                    -12.69%      1.54%      6.72%
  Russell 2000(R) Value Index(2)                                         -28.92%      0.27%      6.11%
    (reflects no deduction for expenses, fees, or taxes)
                                                                   ------------------------------------




   *  Formerly named Janus Small Cap Value Fund.
  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.


  After-tax returns are calculated using distributions for the Fund's Class J Shares (formerly named Investor Shares) for the period April 21, 2003 to July 6, 2009; and for Berger Small Cap Value Fund - Investor Shares for periods prior to April 21, 2003. If Class S Shares of the Fund had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  11

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class S Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class S Shares of the Funds expect to incur during their fiscal year. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class S Shares do not impose sales charges when you buy or sell the Funds' Class S Shares.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.






12  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class S
 Sales charges.................................................................   None
 Redemption fee................................................................   None
 Exchange fee..................................................................   None


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                    Acquired   Total Annual              Net Annual
                                       Distribution                  Fund(5)       Fund                     Fund
                          Management      (12b-1)        Other      Fees and     Operating    Expense    Operating
                            Fee(2)        Fees(3)     Expenses(4)   Expenses    Expenses(6)   Waivers   Expenses(6)
 Perkins Mid Cap Value
   Fund(7)(8) - Class S      0.79%         0.25%         0.29%        0.01%        1.34%       0.00%       1.34%
 Perkins Small Cap Value
   Fund(7)(9) - Class S      0.72%         0.25%         0.39%        0.00%        1.36%       0.00%       1.36%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

 (2) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital. For each Fund, this fee may adjust up or down monthly based on each Fund's performance relative to its respective benchmark index over the performance measurement period. The fee adjustment for Perkins Small Cap Value Fund will commence January 1, 2010.

 (3) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (4) Since Class S Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class S Shares of the Funds expect to incur during their fiscal year. Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class S Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.


 (5) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class S Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.


 (6) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------




                                                         Risk/return summary  13

--------------------------------------------------------------------------------

 (7) Each Fund pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64% for Perkins Mid Cap Value Fund and 0.72% for Perkins Small Cap Value Fund. Any such adjustment to this base fee rate commenced February 2007 for Perkins Mid Cap Value Fund, will commence January 2010 for Perkins Small Cap Value Fund, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. Each Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

 (8) Formerly named Janus Mid Cap Value Fund.
 (9) Formerly named Janus Small Cap Value Fund.
--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                                     1 Year   3 Years   5 Years   10 Years
                                                     -------------------------------------
 Perkins Mid Cap Value Fund(1)(2) - Class S           $ 136    $ 425     $ 734     $ 1,613
 Perkins Small Cap Value Fund(1)(3) - Class S         $ 138    $ 431     $ 745     $ 1,635



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
 (2) Formerly named Janus Mid Cap Value Fund.
 (3) Formerly named Janus Small Cap Value Fund.
--------------------------------------------------------------------------------




14  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR PERKINS MID CAP VALUE FUND?

  The Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

2. HOW ARE COMMON STOCKS SELECTED FOR PERKINS SMALL CAP VALUE FUND?

  The Fund's portfolio managers primarily invest in the common stocks of small companies whose stock prices are believed to be undervalued.

  The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

  The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flows, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management

  The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. The portfolio managers may sell a Fund holding if, among other things, the security reaches the portfolio managers' price target, if the company has deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.

3. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels

                                   Principal investment strategies and risks  15
  of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure in emerging markets.

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Funds.

5. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.

  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.




16  Janus Investment Fund

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.


  Janus Capital and Perkins each manage many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").


FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for



                                   Principal investment strategies and risks  17
  securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Perkins Small Cap Value Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.

2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging



18  Janus Investment Fund
    market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

4. HOW DO THE FUNDS TRY TO REDUCE RISK?


  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash



                                   Principal investment strategies and risks  19
  positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the



20  Janus Investment Fund

  Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of each Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis




                                   Principal investment strategies and risks  21

  SHORT SALES

  Certain funds may engage in short sales. No more than 10% of a fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The funds may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a fund's losses are potentially unlimited in a short sale transaction. A fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the fund may be required to pay in connection with a short sale. Such payments may result in a fund having higher expenses than a fund that does not engage in short sales and may negatively affect the fund's performance.



  A fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the fund to similar risks. To the extent that the fund enters into short derivative positions, the fund may be exposed to risks similar to those associated with short sales, including the risk that the fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a fund's ability to fully implement a short selling strategy that could otherwise help the fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.




22  Janus Investment Fund

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's



                                   Principal investment strategies and risks  23
  portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."




24  Janus Investment Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Perkins is responsible for the day-to-day management of the Funds' investment portfolios subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative services fees, the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital pays Perkins a subadvisory fee from its investment advisory fee for managing the Funds.



  The following table reflects each Fund's contractual investment advisory base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by a Fund.


  The Funds each pay an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment


                                                     Management of the Funds  25
  to the investment advisory fee rate was effective February 2007 for Perkins Mid Cap Value Fund and will be effective January 2010 for Perkins Small Cap Value Fund. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Fund's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if a Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.




                                                                      Performance     Actual Investment
                                                                       Adjusted          Advisory Fee
                                                     Performance      Investment        Rate (%) (for
                                       Base Fee       Hurdle vs.     Advisory Fee   the fiscal year ended
  Fund Name                            Rate (%)    Benchmark Index     Rate (%)       October 31, 2008)
---------------------------------------------------------------------------------------------------------
  Perkins Mid Cap Value Fund             0.64          +/-4.00%          0.78                0.78
  Perkins Small Cap Value Fund           0.72          +/-5.50%           N/A(1)             0.72
---------------------------------------------------------------------------------------------------------






  (1) Any applicable Performance Adjustment will begin January 1, 2010 for the Fund.



  For each Fund, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:


  Fund Name                                   Benchmark Index
---------------------------------------------------------------------------
  Perkins Mid Cap Value Fund                  Russell Midcap(R) Value Index
  Perkins Small Cap Value Fund                Russell 2000(R) Value Index



  Only the base fee rate applied until February 2007 for Perkins Mid Cap Value Fund and will apply until January 2010 for Perkins Small Cap Value Fund, at which time the calculation of the performance adjustment applies as follows:




26  Janus Investment Fund

  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by each Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for Perkins Mid Cap Value Fund and will begin January 2010 for Perkins Small Cap Value Fund.



  No Performance Adjustment is applied unless the difference between a Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.



  The application of an expense limit, if any, will have a positive effect upon a Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation




                                                     Management of the Funds  27
  ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  For performance measurement periods prior to July 6, 2009, a Fund calculated its Performance Adjustment by comparing the performance of Investor Shares against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of that Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.


  The Funds' SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.






28  Janus Investment Fund

  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Perkins Mid Cap Value Fund(1)                           0.86
  Perkins Small Cap Value Fund(1)                         0.96
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.





                                                     Management of the Funds  29

SUBADVISER

  PERKINS INVESTMENT MANAGEMENT LLC ("PERKINS") (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to the Funds, and has served in such capacity (together with its predecessors) since each Fund's inception. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Funds' portfolio operations, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.

INVESTMENT PERSONNEL

PERKINS MID CAP VALUE FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Jeffrey R. Kautz and Thomas M. Perkins are responsible for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.


    JEFFREY R. KAUTZ, CFA, is Co-Portfolio Manager of Perkins Mid Cap Value Fund. Mr. Kautz has co-managed Perkins Mid Cap Value Fund since inception and the Fund's predecessor since 2002. He is also Co-Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. Mr. Kautz holds a Bachelor of Science degree in Mechanical Engineering of Illinois and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz holds the Chartered Financial Analyst designation.



    THOMAS M. PERKINS is Co-Portfolio Manager of Perkins Mid Cap Value Fund. Mr. Perkins has co-managed Perkins Mid Cap Value Fund and the Fund's predecessor since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.





30  Janus Investment Fund

PERKINS SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Robert H. Perkins, Todd H. Perkins, and Justin
    Tugman are responsible for the day-to-day management of the Fund, with no limitation on the authority of any one co-portfolio manager in relation to the others.

    ROBERT H. PERKINS is Co-Portfolio Manager of Perkins Small Cap Value Fund, and he co-managed the Fund's predecessor since its inception in 1985. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as a director of Perkins. He holds a Bachelor of Science degree in Business from Miami University.

    TODD H. PERKINS is Co-Portfolio Manager of Janus Small Cap Value Fund. Mr. Perkins has been Co-Portfolio Manager of the Fund since February 2004. He is also Portfolio Manager of other Janus accounts. He joined Perkins in 1998 as head trader and research analyst. Mr. Perkins holds a Bachelor of Arts degree in Communications from DePaul University.

    JUSTIN TUGMAN, CFA, is Co-Portfolio Manager of Perkins Small Cap Value Fund, which he has co-managed since March 2009. Mr. Tugman joined Perkins in June 2004 as a research analyst. Mr. Tugman holds a Bachelor of Science degree in Finance from the University of Wyoming and a Master's degree in Finance from Tulane University. Mr. Tugman holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.





                                                     Management of the Funds  31

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  Only Class S Shares are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.



32  Janus Investment Fund

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



                                                           Other information  33
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




34  Janus Investment Fund

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  35

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

36  Janus Investment Fund
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




                                                     Distributions and taxes  37

  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.






38  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.


  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or

                                                         Shareholder's guide  39
  market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made



40  Janus Investment Fund
  between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN


  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and/or shareholder servicing of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of a Fund. Under the terms of the Class S Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class S Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of each Fund for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers and other financial intermediaries for providing these services to their customers who invest in the Funds.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other



                                                         Shareholder's guide  41
  financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class S Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when



42  Janus Investment Fund
  evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class S Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or



                                                         Shareholder's guide  43
  contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in




44  Janus Investment Fund
  instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received.


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and retirement platforms. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be



                                                         Shareholder's guide  45
  made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.





46  Janus Investment Fund

  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without



                                                         Shareholder's guide  47
  prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical



48  Janus Investment Fund
  without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short



                                                         Shareholder's guide  49
  positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to June 30.





50  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Funds since Class S Shares of the Funds are new.


                                                        Financial highlights  51

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


52  Janus Investment Fund

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  53
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




54  Janus Investment Fund

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  55

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



56  Janus Investment Fund

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





                                                Glossary of investment terms  57

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



58  Janus Investment Fund
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  59

                       This page intentionally left blank.

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)


                   janus.com/info


                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 VALUE
                                   Perkins Large Cap Value Fund




                              JANUS INVESTMENT FUND
                                 CLASS T SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes Perkins Large Cap Value Fund (the "Fund"), a portfolio of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund. The Fund is subadvised by Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC).


              The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Only Class T Shares (the "Shares") are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Perkins Large Cap Value Fund.......................     2

FEES AND EXPENSES....................................     6

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................     9
  Risks..............................................    10
  Frequently asked questions about certain risks.....    11
  General portfolio policies.........................    13

MANAGEMENT OF THE FUND
  Investment adviser.................................    18
  Management expenses................................    18
  Subadviser.........................................    22
  Investment personnel...............................    22

OTHER INFORMATION....................................    23

DISTRIBUTIONS AND TAXES..............................    27

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    30
  Administrative fees................................    32
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    32
  Purchases..........................................    33
  Exchanges..........................................    34
  Redemptions........................................    35
  Excessive trading..................................    36
  Shareholder communications.........................    40

FINANCIAL HIGHLIGHTS.................................    41

GLOSSARY OF INVESTMENT TERMS.........................    42







                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


PERKINS LARGE CAP VALUE FUND

  Perkins Large Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  PERKINS LARGE CAP VALUE FUND seeks capital appreciation.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. As described below, the Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000(R) Value Index. The market capitalizations within the index will vary, but as of March 31, 2009, they ranged from approximately $43 million to $338.9 billion, and the median market capitalization was $2.4 billion.


  The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management



2  Janus Investment Fund

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities or small company securities rather than large cap securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is




                                                          Risk/return summary  3
  unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




4  Janus Investment Fund

PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and/or semiannual report. The performance of the Fund will be compared to the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.




                                                          Risk/return summary  5

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class T Shares of the Fund. Expense information shown reflects estimated annualized expenses that Class T Shares of the Fund expect to incur during their fiscal year. It is important for you to know that a decline in the Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Fund. Significant declines in the Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Class T Shares do not impose sales charges when you buy or sell the Fund's Class T Shares.


  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.






6  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class T
 Sales charges.................................................................   None
 Redemption fee................................................................   None
 Exchange fee..................................................................   None


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                 Acquired    Total Annual                Net Annual
                                                                  Fund(4)        Fund                       Fund
                                    Management       Other       Fees and      Operating     Expense     Operating
                                      Fee(2)      Expenses(3)    Expenses     Expenses(5)    Waivers    Expenses(5)
 Perkins Large Cap Value Fund(6) -
   Class T                             0.64%         1.45%         0.00%         2.09%        0.84%        1.25%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

 (2) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital. Beginning January 1, 2010, this fee may adjust up or down monthly based on the Fund's performance relative to its benchmark index over the performance measurement period.


 (3) Since Class T Shares of the Fund did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class T Shares of the Fund expect to incur during their fiscal year. Included in Other Expenses is an administrative fee of 0.25% of the average daily net assets of Class T Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, or other shareholder services provided on behalf of shareholders of the Fund.


 (4) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Since Class T Shares of the Fund did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.


 (5) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, administrative fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------




                                                          Risk/return summary  7

--------------------------------------------------------------------------------

 (6) The Fund pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64%. Any such adjustment to this base fee rate will commence January 2010, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

--------------------------------------------------------------------------------
 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest
 $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                1 Year    3 Years    5 Years    10 Years
                                                ----------------------------------------
 Perkins Large Cap Value Fund(1) - Class T       $ 212     $ 655     $ 1,124     $ 2,421



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
--------------------------------------------------------------------------------




8  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  The Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure in emerging markets.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Fund.

4. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary

                                    Principal investment strategies and risks  9
  earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

RISKS

  Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.

  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.


  Janus Capital and Perkins each manage many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that the Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's




10  Janus Investment Fund
  transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund's Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets.



                                   Principal investment strategies and risks  11

    Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

2. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

3. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

  The Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be



12  Janus Investment Fund
  worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Fund may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a



                                   Principal investment strategies and risks  13
  comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio managers. Changes are normally made in the Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a fund. A fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:




14  Janus Investment Fund

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of the Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales


  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  SHORT SALES

  The Fund may engage in short sales. No more than 10% of the Fund's net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Fund may engage in short sales "against the box" and options for hedging purpose that are not subject to this 10% limit. A short sale is generally a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Fund's losses are potentially unlimited in a short sale transaction. The Fund's gains and losses will also be decreased or




                                   Principal investment strategies and risks  15
  increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund's performance.



  The Fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, the Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, the Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use



16  Janus Investment Fund
  the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. The Fund's performance could suffer from its investments in "special situations."




                                   Principal investment strategies and risks  17

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Perkins is responsible for the day-to-day management of the Fund's investment portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES


  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative fees, any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Janus Capital pays Perkins a subadvisory fee from its investment advisory fee for managing the Fund.



  The following table reflects the Fund's contractual investment advisory base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by the Fund.


  The Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate is effective January 2010. Until such time, only

18  Janus Investment Fund
  the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if the Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.




                                                                    Performance     Actual Investment
                                                                     Adjusted          Advisory Fee
                                                   Performance      Investment        Rate (%) (for
                                     Base Fee       Hurdle vs.     Advisory Fee   the fiscal year ended
  Fund Name                          Rate (%)    Benchmark Index     Rate (%)         July 31, 2008)
-------------------------------------------------------------------------------------------------------
  Perkins Large Cap Value Fund         0.64          +/-3.50%          N/A(1)              N/A
-------------------------------------------------------------------------------------------------------




  (1) Any applicable Performance Adjustment will begin January 1, 2010 for the Fund.



  The Fund's investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the Russell 1000(R) Value Index.


  Only the base fee rate will apply until January 2010, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable




                                                      Management of the Fund  19
  performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment will begin January 2010.



  No Performance Adjustment is applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.



  The application of an expense limit, if any, will have a positive effect upon the Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load)




20  Janus Investment Fund
  against the cumulative investment record of the Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.


  The Fund's SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Fund's investment advisory agreement and subadvisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, administrative fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Perkins Large Cap Value Fund(1)                         1.00
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.





                                                      Management of the Fund  21

SUBADVISER

  PERKINS INVESTMENT MANAGEMENT LLC ("PERKINS") (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to the Fund, and has served in such capacity since the Fund's inception. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.

INVESTMENT PERSONNEL

PERKINS LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

    Co-Portfolio Managers Thomas M. Perkins and Kevin Preloger are responsible for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.



    THOMAS M. PERKINS is Co-Portfolio Manager of Perkins Large Cap Value Fund, which he has co-managed since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.



    KEVIN PRELOGER is Co-Portfolio Manager of Perkins Large Cap Value Fund, which he has co-managed since inception. Mr. Preloger joined Perkins in May 2002 as a research analyst covering the financial services sector. Prior to joining Perkins, Kevin worked at ABN AMRO/LaSalle Bank Wealth Management as an analyst covering both the financial services and technology industries during his five-year tenure at the firm. He holds a Bachelor of Arts degree in Economics from Northwestern University.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




22  Janus Investment Fund

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  Only Class T Shares are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  The Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General

                                                           Other information  23

  ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there



24  Janus Investment Fund
  was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.





                                                           Other information  25

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




26  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  27
  buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




28  Janus Investment Fund

  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.






                                                     Distributions and taxes  29

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days

30  Janus Investment Fund
  or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund



                                                         Shareholder's guide  31
  is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

ADMINISTRATIVE FEES


  The Fund pays an annual administrative fee of 0.25% of net assets of Class T Shares for administrative services, including recordkeeping, subaccounting, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. These administrative fees are paid by the Shares of the Fund to Janus Services LLC, which uses such fees to reimburse intermediaries. Janus Services or its affiliates may also pay administrative fees to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Fund.


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class T Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and



32  Janus Investment Fund
  maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, considering which share class of the Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may be made only through financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering



                                                         Shareholder's guide  33

  Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class T Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).




34  Janus Investment Fund

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received.


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may



                                                         Shareholder's guide  35
  receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and



36  Janus Investment Fund
  presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Fund attempts to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).

  Generally, a purchase and redemption of Shares from the Fund within 90 calendar days (i.e., "round trip") may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.


  The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Fund's Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.




                                                         Shareholder's guide  37

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as



38  Janus Investment Fund
  certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other



                                                         Shareholder's guide  39
    investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab at janus.com/info.


  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.





40  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Fund since Class T Shares of the Fund are new.



                                                        Financial highlights  41

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


42  Janus Investment Fund

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  43
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




44  Janus Investment Fund

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  45

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



46  Janus Investment Fund

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





                                                Glossary of investment terms  47

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



48  Janus Investment Fund
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  49

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50

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                                                                              51

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52

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.


           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                   janus.com/info


                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 RISK-MANAGED
                                   INTECH Risk-Managed Growth Fund
                                   INTECH Risk-Managed International Fund
                                   INTECH Risk-Managed Value Fund


                              JANUS INVESTMENT FUND
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes three portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds") are subadvised by INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC).

              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class A Shares and Class C Shares (the "Shares") are offered by this Prospectus. The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  INTECH Risk-Managed Growth Fund....................     2
  INTECH Risk-Managed International Fund.............     8
  INTECH Risk-Managed Value Fund.....................    14

FEES AND EXPENSES....................................    20

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    24
  Risks..............................................    25
  Frequently asked questions about certain risks.....    26
  General portfolio policies.........................    27

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    31
  Management expenses................................    31
  Subadviser.........................................    33
  Investment personnel...............................    33

OTHER INFORMATION....................................    35

DISTRIBUTIONS AND TAXES..............................    39

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    42
  Choosing a share class.............................    44
  Distribution, servicing, and administrative fees...    45
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    46
  Purchases..........................................    48
  Exchanges..........................................    53
  Redemptions........................................    54
  Excessive trading..................................    56
  Shareholder communications.........................    60

FINANCIAL HIGHLIGHTS.................................    61

GLOSSARY OF INVESTMENT TERMS.........................    70






                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


INTECH RISK-MANAGED GROWTH FUND

  INTECH Risk-Managed Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INTECH RISK-MANAGED GROWTH FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark index with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types

2  Janus Investment Fund
  of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  GROWTH SECURITIES RISK. Securities of growth companies may be more volatile than other stocks. If a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that



                                                          Risk/return summary  3
  if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares and Class C Shares of Janus Adviser INTECH Risk-Managed Growth Fund ("JAD predecessor fund") into Class A Shares and Class C Shares of the Fund. The performance shown for Class C Shares reflects the performance of the JAD predecessor fund's Class C Shares from January 2, 2003 to July 6, 2009 (prior to the reorganization). The performance shown for Class A Shares reflects the performance of the JAD predecessor fund's Class A Shares from September 30, 2004 to July 6, 2009, and the historical performance of the JAD predecessor fund's Class S Shares (formerly




4  Janus Investment Fund
  named Class I Shares) from January 2, 2003 to September 30, 2004 (prior to the reorganization).



  The performance shown for Class C Shares for the periods January 2, 2003 to July 6, 2009 was calculated using the fees and expenses of Class C Shares of the JAD predecessor fund, net of any fee and expense limitations or waivers. The performance shown for Class A Shares for the periods September 30, 2004 to July 6, 2009 was calculated using the fees and expenses of Class A Shares of the JAD predecessor fund, net of any fee and expense limitations or waivers. The performance shown for certain periods prior to September 30, 2004 for Class A Shares was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  INTECH RISK-MANAGED GROWTH FUND - CLASS C


   Annual returns for periods ended 12/31
                                                           11.83%     6.32%     6.38%     9.72%    -43.08%
                                                            2004      2005      2006      2007      2008

   Best Quarter:  4th-2004 8.95%     Worst Quarter:  4th-2008 -25.23%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -5.01%.



                                                          Average annual total return for periods ended 12/31/08
                                                          ------------------------------------------------------
                                                                                               Since Inception
                                                                                             of Predecessor Fund
                                                                     1 year(1)    5 years          (1/2/03)
  Class C Shares
    Return Before Taxes                                               -43.65%      -4.61%           -0.29%
    Return After Taxes on Distributions                               -43.65%      -5.24%           -0.96%
    Return After Taxes on Distributions and Sale of Fund Shares(2)    -28.37%      -3.86%           -0.29%
  Class A Shares(3)                                                   -45.95%      -5.02%           -0.58%
  Russell 1000(R) Growth Index(4)                                     -38.44%      -3.42%            0.88%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ---------------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.




6  Janus Investment Fund

  After-tax returns are calculated using distributions for the JAD predecessor fund's Class C Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                          Risk/return summary  7

INTECH RISK-MANAGED INTERNATIONAL FUND

  INTECH Risk-Managed International Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INTECH RISK-MANAGED INTERNATIONAL FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark index with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income



8  Janus Investment Fund
  and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing



                                                          Risk/return summary  9
  techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares and Class C Shares of Janus Adviser INTECH Risk-Managed International Fund ("JAD predecessor fund") into Class A Shares and Class C Shares of the Fund. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund's Class A Shares and Class C Shares prior to the reorganization, calculated using the fees and expenses of the




10  Janus Investment Fund

  JAD predecessor fund's Class A Shares and Class C Shares, respectively, net of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  11

  INTECH RISK-MANAGED INTERNATIONAL FUND - CLASS C


   Annual returns for periods ended 12/31
                                                                                                   -42.30%
                                                                                                    2008

   Best Quarter:  2nd-2008 -1.58%  Worst Quarter:  3rd-2008 -20.92%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -14.14%.



                                                         Average annual total return for periods ended 12/31/08
                                                         ------------------------------------------------------
                                                                                              Since Inception
                                                                                            of Predecessor Fund
                                                                               1 year(1)          (5/2/07)
  Class C Shares
    Return Before Taxes                                                         -42.86%           -26.58%
    Return After Taxes on Distributions                                         -42.83%           -26.63%
    Return After Taxes on Distributions and Sale of Fund Shares(2)              -27.43%           -22.04%
  Class A Shares(3)                                                             -45.25%           -28.63%
  Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia,
    Far East) Index(4)                                                          -43.38%           -27.98%
    (reflects no deduction for expenses, fees, or taxes)

                                                                             ----------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The MSCI EAFE(R) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries.




12  Janus Investment Fund

  After-tax returns are calculated using distributions for the JAD predecessor fund's Class C Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                         Risk/return summary  13

INTECH RISK-MANAGED VALUE FUND

  INTECH Risk-Managed Value Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INTECH RISK-MANAGED VALUE FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark index with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types



14  Janus Investment Fund
  of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the



                                                         Risk/return summary  15
  benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares and Class C Shares of Janus Adviser INTECH Risk-Managed Value Fund ("JAD predecessor fund") into Class A Shares and Class C Shares of the Fund. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund's Class A Shares and Class C Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund's Class A Shares and Class C Shares, respectively, net of any fee




16  Janus Investment Fund
  and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  17

  INTECH RISK-MANAGED VALUE FUND - CLASS C


   Annual returns for periods ended 12/31
                                                                               16.54%     0.48%    -35.41%
                                                                                2006      2007      2008

   Best Quarter:  4th-2006 6.00%  Worst Quarter:  4th-2008 -21.52%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -16.99%.



                                               Average annual total return for periods ended 12/31/08
                                               ------------------------------------------------------
                                                                                    Since Inception
                                                                                  of Predecessor Fund
                                                                     1 year(1)         (12/30/05)
  Class C Shares
    Return Before Taxes                                               -36.05%            -8.88%
    Return After Taxes on Distributions                               -36.22%            -9.21%
    Return After Taxes on Distributions and Sale of Fund Shares(2)    -23.25%            -7.46%
  Class A Shares(3)                                                   -38.65%            -9.99%
  Russell 1000(R) Value Index(4)                                      -36.85%            -8.31%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ----------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.




18  Janus Investment Fund

  After-tax returns are calculated using distributions for the JAD predecessor fund's Class C Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                         Risk/return summary  19

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A Shares or Class C Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class A Shares and Class C Shares of the Funds expect to incur during their fiscal year. The expense information shown includes administrative fee expenses. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





20  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                          Class A    Class C
 Maximum Sales Charge (load) Imposed on Purchases (as a % of offering
   price)..............................................................   5.75%(2)   N/A
 Maximum Deferred Sales Charge (load) (as a % of the lower of original
   purchase price or redemption proceeds)..............................   None(3)    1.00%(4)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                              Distribution/               Acquired     Total                   Net
                                                 Service                   Fund(8)  Annual Fund            Annual Fund
                                  Management     (12b-1)        Other     Fees and   Operating    Expense   Operating
                                    Fee(5)       Fees(6)     Expenses(7)  Expenses  Expenses(9)   Waivers  Expenses(9)
 INTECH Risk-Managed Growth
   Fund -
      Class A                        0.50%        0.25%         0.22%       0.00%      0.97%       0.00%      0.97%
      Class C                        0.50%        1.00%         0.19%       0.00%      1.69%       0.00%      1.69%
 INTECH Risk-Managed
   International Fund -
      Class A                        0.55%        0.25%         3.71%       0.00%      4.51%(10)   3.26%      1.25%(10)
      Class C                        0.55%        1.00%         3.70%       0.00%      5.25%(10)   3.25%      2.00%(10)
 INTECH Risk-Managed Value
   Fund -
      Class A                        0.50%        0.25%         0.35%       0.00%      1.10%       0.10%      1.00%
      Class C                        0.50%        1.00%         0.44%       0.00%      1.94%       0.19%      1.75%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

 (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.
 (5) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital.
 (6) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (7) Since Class A Shares and Class C Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class A Shares and Class C Shares of the Funds expect to incur during their fiscal year.Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.


 (8) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class A Shares and Class C Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.

--------------------------------------------------------------------------------




                                                         Risk/return summary  21

--------------------------------------------------------------------------------

  (9) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


 (10) For a three-year period which began May 2, 2007 (the predecessor fund's commencement of operations), Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. All of the examples assume that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers or recoupments (if applicable) remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



 IF CLASS A SHARES ARE REDEEMED:                      1 Year(1)(2)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
                                                      -------------------------------------------------------------
 INTECH Risk-Managed Growth Fund -
   Class A                                               $   668        $   866         $ 1,080          $ 1,696
 INTECH Risk-Managed International Fund - Class A        $ 1,001        $ 1,860         $ 2,727          $ 4,931
 INTECH Risk-Managed Value Fund -
   Class A                                               $   681        $   905         $ 1,146          $ 1,838



--------------------------------------------------------------------------------


 IF CLASS C SHARES ARE REDEEMED:                       1 Year(4)     3 Years(3)     5 Years(3)     10 Years(3)
                                                      ---------------------------------------------------------
 INTECH Risk-Managed Growth Fund -
   Class C                                              $   272        $   533        $   918        $ 1,998
 INTECH Risk-Managed International Fund - Class C       $   624        $ 1,569        $ 2,609        $ 5,185
 INTECH Risk-Managed Value Fund -
   Class C                                              $   297        $   609        $ 1,047        $ 2,264



--------------------------------------------------------------------------------


 IF CLASS A SHARES ARE NOT REDEEMED:                  1 Year(1)(3)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
                                                      -------------------------------------------------------------
 INTECH Risk-Managed Growth Fund -
   Class A                                               $   668        $   866         $ 1,080          $ 1,696
 INTECH Risk-Managed International Fund - Class A        $ 1,001        $ 1,860         $ 2,727          $ 4,931
 INTECH Risk-Managed Value Fund -
   Class A                                               $   681        $   905         $ 1,146          $ 1,838



--------------------------------------------------------------------------------




22  Janus Investment Fund

--------------------------------------------------------------------------------


 IF CLASS C SHARES ARE NOT REDEEMED:                   1 Year(3)     3 Years(3)     5 Years(3)     10 Years(3)
                                                      ---------------------------------------------------------
 INTECH Risk-Managed Growth Fund -
   Class C                                              $   172        $   533        $   918        $ 1,998
 INTECH Risk-Managed International Fund - Class C       $   524        $ 1,569        $ 2,609        $ 5,185
 INTECH Risk-Managed Value Fund -
   Class C                                              $   197        $   609        $ 1,047        $ 2,264



--------------------------------------------------------------------------------
 (1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.

 (2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

 (3) Contingent deferred sales charge is not applicable.
 (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 Ongoing expenses associated with Class C Shares, over time, may exceed those of Class A Shares.
--------------------------------------------------------------------------------




                                                         Risk/return summary  23

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  INTECH applies a mathematical investment process to construct an investment portfolio for each Risk-Managed Fund. INTECH developed the formulas underlying this mathematical investment process.

  The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/economic trends to predict the future returns of stocks. The process seeks, over time, to generate a return in excess of each Fund's benchmark index over the long term, while controlling the risk relative to the benchmark index. The mathematical investment process involves:

  - selecting stocks primarily from stocks within a Fund's benchmark index;
  - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and
  - monitoring the total risk and volatility of a Fund's holdings with respect to its benchmark index.

  INTECH seeks, over time, to outperform each Fund's benchmark index through its mathematical investment process. INTECH seeks to identify stocks for each Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.


  Each Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.



24  Janus Investment Fund

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. To the extent that foreign securities may be included in a Fund's benchmark index, INTECH's mathematical investment process may select foreign debt and equity securities from within the applicable benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Funds may invest.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.


  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as derivative investments. Certain types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.



  Janus Capital and INTECH each manage many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").





                                   Principal investment strategies and risks  25

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  INTECH Risk-Managed International Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets. As previously noted, to the extent that foreign securities may be included in the other Risk-Managed Funds' respective benchmark indices, INTECH's mathematical investment process may select foreign debt and equity securities. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging



26  Janus Investment Fund
    market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

2. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds' subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

  The Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may invest in exchange-traded funds or use futures and options to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds.

3. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policy with respect to borrowing, the percentage limitations described in the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Funds may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds. To the extent a Fund invests its uninvested cash



                                   Principal investment strategies and risks  27
  through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  PORTFOLIO TURNOVER
  The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's mathematical investment process, the Funds may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Funds, and the nature of the Funds' investments. Portfolio turnover rates are not a factor in making buy and sell decisions.


  The rebalancing techniques used by the Funds may result in higher portfolio turnover compared to a "buy and hold" fund strategy. INTECH periodically rebalances the stocks in the portfolios to their target weighting versus each Fund's benchmark index, as determined by INTECH's mathematical investment process.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the




28  Janus Investment Fund
  transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."




                                   Principal investment strategies and risks  29

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.




30  Janus Investment Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. INTECH is responsible for the day-to-day management of the Risk-Managed Funds' investment portfolios subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES

  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing the Funds.


  The following table reflects each Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by a Fund.



                                                     Management of the Funds  31

  The Funds pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.



                                                                                  Actual Investment
                                                                Contractual          Advisory Fee
                                            Average Daily       Investment         Rate(1) (%) (for
                                             Net Assets      Advisory Fee (%)   the fiscal year ended
  Fund Name                                  of the Fund       (annual rate)        July 31, 2008)
-----------------------------------------------------------------------------------------------------
  INTECH Risk-Managed Growth Fund         All Asset Levels         0.50                  0.50
  INTECH Risk-Managed International Fund  All Asset Levels         0.55                  0.00(2)
  INTECH Risk-Managed Value Fund          All Asset Levels         0.50                  0.20
-----------------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) For the fiscal year ended July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers) because the Fund's fee waiver exceeded the investment advisory fee.



  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  INTECH Risk-Managed Growth Fund                         0.90
  INTECH Risk-Managed International Fund                  1.00
  INTECH Risk-Managed Value Fund                          0.75
--------------------------------------------------------------------------






32  Janus Investment Fund

SUBADVISER


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to the Funds. INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Risk-Managed Funds. Janus Capital owns approximately 92% of INTECH.


INVESTMENT PERSONNEL

    No one person of the investment team is primarily responsible for implementing the investment strategies of the Risk-Managed Funds. A team of investment professionals consisting of Dr. Robert Fernholz, Dr. Adrian Banner, Dr. Jason Greene, and Joseph Runnels works together to implement the mathematical investment process.

    E. ROBERT FERNHOLZ has been Chief Investment Officer ("CIO") of INTECH since January 1991. Dr. Fernholz joined INTECH in 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process.

    ADRIAN BANNER has been Co-Chief Investment Officer ("Co-CIO") of INTECH since January 2009. Dr. Banner, previously Senior Investment Officer since September 2007 and Director of Research from August 2002 to August 2007, joined INTECH in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and B.Sc. in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner continues to teach at Princeton University, where he is also a part-time Lecturer in the Department of Mathematics. Dr. Banner implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements.




                                                     Management of the Funds  33

    JASON GREENE has been Vice President and Senior Investment Officer of INTECH since September 2006. Dr. Greene joined INTECH in September 2006 from Georgia State University where he was a tenured Associate Professor of Finance. He was also a consultant for the Office of Economic Analysis at the Securities and Exchange Commission and an expert consultant to mutual fund advisors. Dr. Greene has published numerous articles in premier academic and practitioner journals. He is a graduate of Rhodes College, cum laude, with a B.A. in Economics and Mathematics, and Indiana University with a Ph.D. in Finance. Dr. Greene has oversight, supervisory, and support responsibility for the day-to-day implementation of the portfolio management and trading process.


    JOSEPH W. RUNNELS, CFA, has been Vice President of Portfolio Management at INTECH since March 2003. Mr. Runnels joined INTECH in June 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the investment personnel is included in the SAI.




34  Janus Investment Fund

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class A Shares and Class C Shares are offered by this Prospectus. The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.



                                                           Other information  35

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



36  Janus Investment Fund
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




                                                           Other information  37

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.





38  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  39
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




40  Janus Investment Fund

  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





                                                     Distributions and taxes  41

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms, including but not limited to, fee-based broker-dealers or financial advisors, primarily on their wrap account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the wrap account. Class A Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares offer the ability for payment of up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, the Shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  The price you pay for purchases of Class A Shares or Class C Shares is the public offering price, which is the NAV next determined after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases

42  Janus Investment Fund
  and redemptions of Shares. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.





                                                         Shareholder's guide  43

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

  Only Class A Shares and Class C Shares are offered by this Prospectus. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. The other share classes are offered in separate prospectuses. For more information about these other classes of shares and whether or not you are eligible to purchase these Shares, please call 1-800-525-0020.

  Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

  - how much you plan to invest;

  - how long you expect to own the shares;

  - the expenses paid by each class; and

  - whether you qualify for any reduction or waiver of any sales charges.




44  Janus Investment Fund

  You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to Class A Shares and Class C Shares:

  Class A Shares
  Initial sales charge on purchases                       Up to 5.75%(1)
  - Reduction of initial sales charge for purchases of
    $50,000 or more
  - Initial sales charge waived for purchases of
    $1 million or more

  Deferred sales charge (CDSC)                            None except on certain redemptions of
                                                          Shares purchased without an initial
                                                          sales charge(1)
  Minimum initial investment                              $2,500
  Maximum purchase                                        None
  Minimum aggregate account balance                       None
  12b-1 fee                                               Up to 0.25% annual distribution fee;
                                                          lower annual operating expenses than
                                                          Class C Shares because of lower 12b-1
                                                          fee



  (1) May be waived under certain circumstances.

  Class C Shares
  Initial sales charge on purchases                       None
  Deferred sales charge (CDSC)                            1.00% on Shares redeemed within
                                                          12 months of purchase(1)
  Minimum initial investment                              $2,500
  Maximum purchase                                        $500,000
  Minimum aggregate account balance                       None
  12b-1 fee                                               1.00% annual fee (up to 0.75%
                                                          distribution fee and up to 0.25%
                                                          shareholder servicing fee); higher annual
                                                          operating expenses than Class A Shares
                                                          because of higher 12b-1 fee



  (1) May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS


  Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and/or shareholder servicing of Class A Shares and Class C Shares based on average daily net assets of each, up to the following annual rates:



  Class                                            12b-1 Fee for the Funds
  ------------------------------------------------------------------------
  Class A Shares                                            0.25%
  Class C Shares                                            1.00%(1)



  (1) Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.






                                                         Shareholder's guide  45

  Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE FEES

  Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management,



46  Janus Investment Fund
  or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  In addition, Janus Capital, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings,



                                                         Shareholder's guide  47
  and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."




48  Janus Investment Fund

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class A Shares and Class C Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

  Each Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day



                                                         Shareholder's guide  49
  or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  INITIAL SALES CHARGE

  CLASS A SHARES
  An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                                   Class A Shares Sales Charge
                                                       as a Percentage of
                                                  ----------------------------
                                                  Offering          Net Amount
  Amount of Purchase at Offering Price            Price(1)           Invested
  Under $50,000                                     5.75%              6.10%
  $50,000 but under $100,000                        4.50%              4.71%
  $100,000 but under $250,000                       3.50%              3.63%
  $250,000 but under $500,000                       2.50%              2.56%
  $500,000 but under $1,000,000                     2.00%              2.04%
  $1,000,000 and above                              None(2)            None




  (1) Offering price includes the initial sales charge.
  (2) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

  - 1.00% on amounts from $1,000,000 to $4,000,000;
  - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
  - plus 0.25% on amounts over $10,000,000.

  The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

  QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE
  You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus funds) with your current purchase of Class A Shares of the Funds and certain other Janus funds



50  Janus Investment Fund

  (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

  Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares;
  (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.

  RIGHT OF ACCUMULATION. You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

  LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of



                                                         Shareholder's guide  51
  applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

  AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

  - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

  - solely controlled business accounts; and

  - single participant retirement plans.

  To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.


  You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds' shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.


  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.




52  Janus Investment Fund

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to the "Redemption Fee" section of the prospectus for the class of shares to be received.


  WAIVER OF SALES CHARGES
  Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Funds' Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to "Redemptions." While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.




                                                         Shareholder's guide  53

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and retirement platforms. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming



54  Janus Investment Fund
  shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  CLASS A SHARES AND CLASS C SHARES CDSC
  A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

  CDSC WAIVERS

  There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

  - Upon the death or disability of an account owner;

  - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

  - Retirement plan shareholders taking required minimum distributions;

  - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

  - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

  - If a Fund chooses to liquidate or involuntarily redeem shares in your account.




                                                         Shareholder's guide  55

  To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

  REINSTATEMENT PRIVILEGE

  After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of the Funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.





56  Janus Investment Fund

  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without



                                                         Shareholder's guide  57
  prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical



58  Janus Investment Fund
  without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.



  - TOP HOLDINGS. Each Fund's top holdings, consisting of security names only in alphabetical order and aggregate percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Each Fund discloses its top ten portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus



                                                         Shareholder's guide  59

  Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to June 30.





60  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance for each fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.



  INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares and Class C Shares of Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed International Fund, and Janus Adviser INTECH Risk-Managed Value Fund (the "predecessor funds") into each respective Fund. For INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund, the financial highlights shown are for the Class A Shares and Class C Shares of the respective predecessor fund. The predecessor funds had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to June 30.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class A Shares and Class C Shares of the Funds (assuming reinvestment of all dividends and distributions).



                                                        Financial highlights  61


INTECH RISK-MANAGED GROWTH FUND - CLASS A*
                                                                                  Janus Adviser INTECH
                                                                           Risk-Managed Growth Fund - Class A
---------------------------------------------------------------------------------------------------------------------------
                                                            Period ended
                                                             January 31               Years or Period ended July 31
                                                               2009(1)         2008        2007        2006      2005(2)(3)
                                                             (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                           $12.88        $14.45      $12.81      $13.32        $12.56

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                     0.07          0.09        0.06        0.06            --
 Net gain/(loss) on securities (both realized and
     unrealized)                                                (4.85)        (0.94)        1.62        0.08          1.64

 Total from investment operations                               (4.78)        (0.85)        1.68        0.14          1.64

 LESS DISTRIBUTIONS:
 Dividends from net investment income                           (0.06)        (0.08)      (0.04)      (0.02)            --
 Distributions from capital gains                                   --        (0.64)          --      (0.63)        (0.88)

 Total distributions                                            (0.06)        (0.72)      (0.04)      (0.65)        (0.88)


 NET ASSET VALUE, END OF PERIOD                                  $8.04        $12.88      $14.45      $12.81        $13.32


 Total return(4)                                              (37.12)%       (6.54)%      13.10%       0.84%        13.36%

 Net assets, end of period (in thousands)                      $16,362       $34,231     $50,000     $30,875       $12,887
 Average net assets for the period (in thousands)              $23,013       $47,093     $39,807     $22,793        $2,766
 Ratio of gross expenses to average net
     assets(5)(6)(7)(8)                                          0.85%         0.78%       0.81%       0.85%         0.86%
 Ratio of net expenses to average net assets(5)(9)               0.85%         0.78%       0.81%       0.85%         0.85%
 Ratio of net investment income/(loss) to average net
     assets(5)                                                   0.75%         0.57%       0.54%       0.61%         0.17%
 Portfolio turnover rate(5)                                       119%          125%        113%        100%          106%
---------------------------------------------------------------------------------------------------------------------------






 * Effective July 6, 2009, Class A Shares of Janus Adviser INTECH Risk-Managed Growth Fund (the "predecessor fund") were reorganized into Class A Shares of INTECH Risk-Managed Growth Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Certain prior year amounts have been reclassified to conform with current year presentation.
(3) Period September 30, 2004 (inception of Class A Shares) through July 31,
    2005.
(4) Total return not annualized for periods of less than one year.
(5) Annualized for periods of less than one full year.
(6) The expense ratio reflects expenses prior to any expense offset arrangements.

(7) The ratio was 0.97% in 2009 (unaudited), 0.91% in 2006, and 0.93% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.





62  Janus Investment Fund

(8) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(9) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  63


INTECH RISK-MANAGED INTERNATIONAL FUND - CLASS A*
                                                                                    Janus Adviser
                                                                          INTECH Risk-Managed International
                                                                                   Fund - Class A
----------------------------------------------------------------------------------------------------------------
                                                                    Period ended           Year or Period ended
                                                                     January 31                  July 31
                                                                       2009(1)             2008          2007(2)
                                                                     (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $8.97             $9.93          $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                             0.03              0.20            0.08
 Net gain/(loss) on securities (both realized and unrealized)           (3.65)            (1.01)          (0.15)

 Total from investment operations                                       (3.62)            (0.81)          (0.07)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                   (0.16)            (0.15)              --
 Distributions from capital gains                                           --                --              --

 Total distributions                                                    (0.16)            (0.15)              --


 NET ASSET VALUE, END OF PERIOD                                          $5.19             $8.97           $9.93


 Total return(3)                                                      (40.52)%           (8.35)%         (0.70)%

 Net assets, end of period (in thousands)                               $1,436            $2,326          $2,481
 Average net assets for the period (in thousands)                       $1,733            $2,507          $2,490
 Ratio of gross expenses to average net assets(4)(5)(6)                  0.77%             0.91%           0.91%
 Ratio of net expenses to average net assets(4)(7)                       0.76%             0.90%           0.90%
 Ratio of net investment income/(loss) to average net assets(4)          1.22%             1.92%           3.20%
 Portfolio turnover rate(4)                                               122%              105%            140%
----------------------------------------------------------------------------------------------------------------






 * Effective July 6, 2009, Class A Shares of Janus Adviser INTECH Risk-Managed International Fund (the "predecessor fund") were reorganized into Class A Shares of INTECH Risk-Managed International Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Period May 2, 2007 (inception date) through July 31, 2007.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 4.50% in 2009 (unaudited), 4.18% in 2008, and 6.11% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.

(7) The expense ratio reflects expenses after any expense offset arrangements.




64  Janus Investment Fund


INTECH RISK-MANAGED VALUE FUND - CLASS A*
                                                                                  Janus Adviser INTECH
                                                                            Risk-Managed Value Fund - Class A
--------------------------------------------------------------------------------------------------------------------
                                                                    Period ended
                                                                     January 31       Years or Period ended July 31
                                                                       2009(1)         2008        2007      2006(2)
                                                                     (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $9.88         $11.68     $10.64      $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                             0.12           0.14       0.16        0.09
 Net gain/(loss) on securities (both realized and unrealized)           (3.44)         (1.58)       1.05        0.55

 Total from investment operations                                       (3.32)         (1.44)       1.21        0.64

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                   (0.20)         (0.13)     (0.15)          --
 Distributions from capital gains                                           --         (0.23)     (0.02)          --

 Total distributions                                                    (0.20)         (0.36)     (0.17)          --


 NET ASSET VALUE, END OF PERIOD                                          $6.36          $9.88     $11.68      $10.64


 Total return(3)                                                      (33.81)%       (12.78)%     11.38%       6.40%

 Net assets, end of period (in thousands)                                 $647         $1,032       $538        $266
 Average net assets for the period (in thousands)                         $891           $680       $414        $256
 Ratio of gross expenses to average net assets(4)(5)(6)                  0.79%          0.85%      0.85%       0.85%
 Ratio of net expenses to average net assets(4)(7)                       0.79%          0.85%      0.85%       0.85%
 Ratio of net investment income/(loss) to average net assets(4)          2.74%          2.08%      1.64%       1.48%
 Portfolio turnover rate(4)                                                85%            78%        71%         98%
--------------------------------------------------------------------------------------------------------------------






 * Effective July 6, 2009, Class A Shares of Janus Adviser INTECH Risk-Managed Value Fund (the "predecessor fund") were reorganized into Class A Shares of INTECH Risk-Managed Value Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Period December 30, 2005 (inception date) through July 31, 2006.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 1.11% in 2009 (unaudited), 1.17% in 2008, 1.35% in 2007, and
    3.67% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(7) The expense ratio reflects expenses after any expense offset arrangements.





                                                        Financial highlights  65


INTECH RISK-MANAGED GROWTH FUND - CLASS C*
                                                                   Janus Adviser INTECH Risk-Managed Growth Fund - Class C
--------------------------------------------------------------------------------------------------------------------------------
                                                             Period ended
                                                              January 31                     Years ended July 31
                                                                2009(1)        2008     2007(2)      2006       2005       2004
                                                              (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                            $12.45       $14.03     $12.51     $13.10     $12.14     $11.10

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    (0.04)       (0.11)     (0.01)         --       0.02     (0.06)
 Net gain/(loss) on securities (both realized and
     unrealized)                                                 (4.61)       (0.83)       1.53       0.04       1.82       1.40

 Total from investment operations                                (4.65)       (0.94)       1.52       0.04       1.84       1.34

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                --           --         --         --         --         --
 Distributions from capital gains                                    --       (0.64)         --     (0.63)     (0.88)     (0.30)

 Total distributions                                                 --       (0.64)         --     (0.63)     (0.88)     (0.30)


 NET ASSET VALUE, END OF PERIOD                                   $7.80       $12.45     $14.03     $12.51     $13.10     $12.14


 Total return(3)                                               (37.35)%      (7.31)%     12.15%      0.11%     15.44%     12.16%

 Net assets, end of period (in thousands)                        $4,701       $8,767    $15,250    $12,131    $10,170     $5,016
 Average net assets for the period (in thousands)                $6,284      $12,982    $14,549    $10,135     $6,173     $4,804
 Ratio of gross expenses to average net
     assets(4)(5)(6)(7)                                           1.60%        1.60%      1.59%      1.60%      1.60%      1.89%
 Ratio of net expenses to average net assets(4)(8)                1.60%        1.60%      1.59%      1.60%      1.60%      1.89%
 Ratio of net investment income/(loss) to average net
     assets(4)                                                  (0.01)%      (0.25)%    (0.22)%    (0.16)%    (0.39)%    (1.06)%
 Portfolio turnover rate(4)                                        119%         125%       113%       100%       106%        92%
--------------------------------------------------------------------------------------------------------------------------------






 * Effective July 6, 2009, Class C Shares of Janus Adviser INTECH Risk-Managed Growth Fund (the "predecessor fund") were reorganized into Class C Shares of INTECH Risk-Managed Growth Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Certain prior year amounts have been reclassified to conform with current year presentation.

(3) Total return not annualized for periods of less than one year.


(4) Annualized for periods of less than one full year.


(5) The expense ratio reflects expenses prior to any expense offset arrangements.


(6) The ratio was 1.69% in 2009 (unaudited), 1.64% in 2006, 1.84% in 2005, and
    2.04% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.





66  Janus Investment Fund

(7) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.


(8) The expense ratio reflects expenses after any expense offset arrangements.





                                                        Financial highlights  67


INTECH RISK-MANAGED INTERNATIONAL FUND - CLASS C*
                                                                                   Janus Adviser INTECH
                                                                                Risk-Managed International
                                                                                      Fund - Class C
----------------------------------------------------------------------------------------------------------------------
                                                                    Period ended               Year or Period ended
                                                                     January 31                       July 31
                                                                       2009(1)                2008             2007(2)
                                                                     (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $8.93                $9.91             $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                             0.03                 0.13               0.06
 Net gain/(loss) on securities (both realized and unrealized)           (3.64)               (1.01)             (0.15)

 Total from investment operations                                       (3.61)               (0.88)             (0.09)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                   (0.12)               (0.10)                 --
 Distributions from capital gains                                           --                   --                 --

 Total distributions                                                    (0.12)               (0.10)                 --


 NET ASSET VALUE, END OF PERIOD                                          $5.20                $8.93              $9.91


 Total return(3)                                                      (40.56)%              (9.03)%            (0.90)%

 Net assets, end of period (in thousands)                               $1,354               $2,274             $2,477
 Average net assets for the period (in thousands)                       $1,666               $2,485             $2,487
 Ratio of gross expenses to average net assets(4)(5)(6)                  1.08%                1.66%              1.66%
 Ratio of net expenses to average net assets(4)(7)                       1.07%                1.65%              1.65%
 Ratio of net investment income/(loss) to average net assets(4)          0.92%                1.17%              2.45%
 Portfolio turnover rate(4)                                               122%                 105%               140%
----------------------------------------------------------------------------------------------------------------------






 * Effective July 6, 2009, Class C Shares of Janus Adviser INTECH Risk-Managed International Fund (the "predecessor fund") were reorganized into Class C Shares of INTECH Risk-Managed International Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Period May 2, 2007 (inception date) through July 31, 2007.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 5.24% in 2009 (unaudited), 4.93% in 2008, and 6.86% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.

(7) The expense ratio reflects expenses after any expense offset arrangements.




68  Janus Investment Fund


INTECH RISK-MANAGED VALUE FUND - CLASS C*
                                                                             Janus Adviser INTECH Risk-Managed
                                                                                    Value Fund - Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                    Period ended
                                                                     January 31         Years or Period ended July 31
                                                                       2009(1)          2008         2007       2006(2)
                                                                     (unaudited)


 NET ASSET VALUE, BEGINNING OF PERIOD                                    $9.78          $11.61      $10.60       $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                             0.06            0.23        0.07         0.04
 Net gain/(loss) on securities (both realized and unrealized)           (3.38)          (1.75)        1.05         0.56

 Total from investment operations                                       (3.32)          (1.52)        1.12         0.60

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                   (0.12)          (0.08)      (0.09)           --
 Distributions from capital gains                                           --          (0.23)      (0.02)           --

 Total distributions                                                    (0.12)          (0.31)      (0.11)           --


 NET ASSET VALUE, END OF PERIOD                                          $6.34           $9.78      $11.61       $10.60


 Total return(3)                                                      (34.11)%        (13.49)%      10.52%        6.00%

 Net assets, end of period (in thousands)                                 $257            $342      $1,510         $267
 Average net assets for the period (in thousands)                         $286            $860        $577         $256
 Ratio of gross expenses to average net assets(4)(5)(6)                  1.55%           1.60%       1.61%        1.60%
 Ratio of net expenses to average net assets(4)(7)                       1.54%           1.60%       1.60%        1.60%
 Ratio of net investment income/(loss) to average net assets(4)          1.96%           1.36%       0.80%        0.73%
 Portfolio turnover rate(4)                                                85%             78%         71%          98%
-----------------------------------------------------------------------------------------------------------------------





 * Effective July 6, 2009, Class C Shares of Janus Adviser INTECH Risk-Managed Value Fund (the "predecessor fund") were reorganized into Class C Shares of INTECH Risk-Managed Value Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Period December 30, 2005 (inception date) through July 31, 2006.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 1.94% in 2009 (unaudited), 1.96% in 2008, 2.05% in 2007, and
    4.42% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(7) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  69

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


70  Janus Investment Fund

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  71
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




72  Janus Investment Fund

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  73

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



74  Janus Investment Fund

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





                                                Glossary of investment terms  75

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



76  Janus Investment Fund
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  77

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                            July 2, 2009




                            RISK-MANAGED
                              INTECH Risk-Managed Core Fund
                                 (formerly named INTECH Risk-Managed Stock Fund)



                              JANUS INVESTMENT FUND
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)




              This Prospectus describes INTECH Risk-Managed Core Fund (the "Fund"), a portfolio of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund. The Fund is subadvised by INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC).


              The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Only Class A Shares and Class C Shares (the "Shares") are offered by this Prospectus. The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  INTECH Risk-Managed Core Fund......................     2

FEES AND EXPENSES....................................     7

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    10
  Risks..............................................    11
  Frequently asked questions about certain risks.....    12
  General portfolio policies.........................    12

MANAGEMENT OF THE FUND
  Investment adviser.................................    16
  Management expenses................................    16
  Subadviser.........................................    21
  Investment personnel...............................    21

OTHER INFORMATION....................................    23

DISTRIBUTIONS AND TAXES..............................    27

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    30
  Choosing a share class.............................    32
  Distribution, servicing, and administrative fees...    33
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    34
  Purchases..........................................    36
  Exchanges..........................................    40
  Redemptions........................................    41
  Excessive trading..................................    44
  Shareholder communications.........................    48

FINANCIAL HIGHLIGHTS.................................    49

GLOSSARY OF INVESTMENT TERMS.........................    50





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


INTECH RISK-MANAGED CORE FUND

  INTECH Risk-Managed Core Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INTECH RISK-MANAGED CORE FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark index with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types

2  Janus Investment Fund
  of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.




                                                          Risk/return summary  3

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class A Shares and Class C Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class A Shares and Class C Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class A Shares and Class C Shares, respectively, without the effect of any fee and expense limitations or waivers. If Class A Shares and Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions.




4  Janus Investment Fund

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


  INTECH RISK-MANAGED CORE FUND* - CLASS C


   Annual returns for periods ended 12/31
                                                           16.44%     9.83%    10.24%     5.34%    -37.08%
                                                            2004      2005      2006      2007      2008

   Best Quarter:  4th-2004 9.19%     Worst Quarter:  4th-2008 -21.49%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -11.72%



                                                      Average annual total return for periods ended 12/31/08
                                                      ------------------------------------------------------
                                                                                             Since Inception
                                                                      1 year(1)    5 years      (2/28/03)
  Class C Shares
    Return Before Taxes                                                -37.70%      -1.35%        3.46%
    Return After Taxes on Distributions                                -37.87%      -2.26%        2.53%
    Return After Taxes on Distributions and Sale of Fund Shares(2)     -24.29%      -0.95%        3.10%
  Class A Shares(3)                                                    -40.37%      -1.82%        3.15%
  S&P 500(R) Index(4)                                                  -37.00%      -2.19%        3.19%
    (reflects no deduction for expenses, fees,or taxes)
                                                                   -----------------------------------------




   *  Formerly named INTECH Risk-Managed Stock Fund.
  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.


  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ



                                                          Risk/return summary  5
  from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




6  Janus Investment Fund

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A Shares or Class C Shares of the Fund. Expense information shown reflects estimated annualized expenses that Class A Shares and Class C Shares of the Fund expect to incur during their fiscal year. The expense information shown includes administrative fee expenses. It is important for you to know that a decline in the Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Fund. Significant declines in the Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees.


  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.







                                                          Risk/return summary  7

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                          Class A    Class C
 Maximum Sales Charge (load) Imposed on Purchases (as a % of offering
   price)..............................................................   5.75%(2)   N/A
 Maximum Deferred Sales Charge (load) (as a % of the lower of original
   purchase price or redemption proceeds)..............................   None(3)    1.00%(4)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                              Distribution/               Acquired     Total                  Net
                                                 Service                   Fund(8)  Annual Fund           Annual Fund
                                  Management     (12b-1)        Other     Fees and   Operating   Expense   Operating
                                    Fee(5)       Fees(6)     Expenses(7)  Expenses  Expenses(9)  Waivers  Expenses(9)
 INTECH Risk-Managed Core
   Fund(10)(11) -
      Class A                        0.38%        0.25%         0.40%       0.01%      1.04%      0.01%      1.03%
      Class C                        0.38%        1.00%         0.44%       0.01%      1.83%      0.05%      1.78%



--------------------------------------------------------------------------------

   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
  (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide.

  (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

  (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

  (5) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital. This fee may adjust up or down monthly based on the Fund's performance relative to its benchmark index over the performance measurement period.

  (6) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (7) Since Class A Shares and Class C Shares of the Fund did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class A Shares and Class C Shares of the Fund expect to incur during their fiscal year. Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.


  (8) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Since Class A Shares and Class C Shares of the Fund did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated.


  (9) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------




8  Janus Investment Fund

--------------------------------------------------------------------------------

 (10) The Fund pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.50%. Any such adjustment to this base fee rate commenced January 2007 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

 (11) Formerly named INTECH Risk-Managed Stock Fund.
--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. All of the examples assume that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:




 IF CLASS A SHARES ARE REDEEMED:                     1 Year(1)(2)  3 Years(1)(3)  5 Years(1)(3)  10 Years(1)(3)
                                                     ----------------------------------------------------------
   INTECH Risk-Managed Core Fund(4)(5) - Class A         $ 675         $ 887         $ 1,116         $ 1,773



--------------------------------------------------------------------------------



 IF CLASS C SHARES ARE REDEEMED:                      1 Year(6)    3 Years(3)    5 Years(3)    10 Years(3)
                                                     ------------------------------------------------------
   INTECH Risk-Managed Core Fund(4)(5) - Class C        $ 286         $ 576        $   990       $ 2,148



--------------------------------------------------------------------------------


 IF CLASS A SHARES ARE NOT REDEEMED:                 1 Year(1)(3)  3 Years(1)(3)  5 Years(1)(3)  10 Years(1)(3)
                                                     ----------------------------------------------------------
   INTECH Risk-Managed Core Fund(4)(5) - Class A         $ 675         $ 887         $ 1,116         $ 1,773



--------------------------------------------------------------------------------



 IF CLASS C SHARES ARE NOT REDEEMED:                  1 Year(3)    3 Years(3)    5 Years(3)    10 Years(3)
                                                     ------------------------------------------------------
   INTECH Risk-Managed Core Fund(4)(5) - Class C        $ 186         $ 576        $   990       $ 2,148



--------------------------------------------------------------------------------
 (1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Fund. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.

 (2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

 (3) Contingent deferred sales charge is not applicable.
 (4) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
 (5) Formerly named INTECH Risk-Managed Stock Fund.
 (6) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 Ongoing expenses associated with Class C Shares, over time, may exceed those of Class A Shares.
--------------------------------------------------------------------------------




                                                          Risk/return summary  9

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  INTECH applies a mathematical investment process to construct an investment portfolio for the Fund. INTECH developed the formulas underlying this mathematical investment process.

  The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/economic trends to predict the future returns of stocks. The process seeks, over time, to generate a return in excess of the Fund's benchmark index over the long term, while controlling the risk relative to the benchmark index. The mathematical investment process involves:

  - selecting stocks primarily from stocks within the Fund's benchmark index;
  - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and
  - monitoring the total risk and volatility of the Fund's holdings with respect to its benchmark index.

  INTECH seeks, over time, to outperform the Fund's benchmark index through its mathematical investment process. INTECH seeks to identify stocks for the Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.

  The Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


10  Janus Investment Fund

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. To the extent that foreign securities may be included in the Fund's benchmark index, INTECH's mathematical investment process may select foreign debt and equity securities from within the benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Fund may invest.

RISKS

  Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.


  The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as derivative investments. Certain types of investments may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.



  Janus Capital and INTECH each manage many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that the Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund's Statement of Additional Information ("SAI").





                                   Principal investment strategies and risks  11

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

  As previously noted, to the extent that foreign securities may be included in the Fund's benchmark index, INTECH's mathematical investment process may select foreign debt and equity securities. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - currency risk
  - political and economic risk
  - regulatory risk
  - foreign market risk
  - transaction costs

3. HOW DOES THE FUND TRY TO REDUCE RISK?

  The Fund's subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

  The Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, it may invest in exchange-traded funds or use futures and options to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Fund.

GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policy with respect to borrowing, the percentage limitations



12  Janus Investment Fund
  described in the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Fund. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  PORTFOLIO TURNOVER

  The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's mathematical investment process, the Fund may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Fund, and the nature of the Fund's investments. Portfolio turnover rates are not a factor in making buy and sell decisions.


  The rebalancing techniques used by the Fund may result in higher portfolio turnover compared to a "buy and hold" fund strategy. INTECH periodically rebalances the stocks in the portfolio to their target weighting versus the Fund's benchmark index, as determined by INTECH's mathematical investment process.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's



                                   Principal investment strategies and risks  13
  inability to fulfill its obligation may result in significant financial loss to a fund. A fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis




14  Janus Investment Fund

  SWAP AGREEMENTS
  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.




                                   Principal investment strategies and risks  15

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. INTECH is responsible for the day-to-day management of the Fund's investment portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES

  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing the Fund.


  The following table reflects the Fund's contractual investment advisory base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by the Fund.


  INTECH Risk-Managed Core Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement

16  Janus Investment Fund
  period. Any adjustment to the investment advisory fee rate was effective January 2007. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if the Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.




                                                           Performance     Actual Investment
                                                            Adjusted          Advisory Fee
                                          Performance      Investment        Rate (%) (for
                             Base Fee      Hurdle vs.     Advisory Fee   the fiscal year ended
  Fund Name                  Rate (%)   Benchmark Index     Rate (%)       October 31, 2008)
----------------------------------------------------------------------------------------------
  INTECH Risk-Managed Core
     Fund(1)                   0.50        +/- 4.00%          0.33                0.33
----------------------------------------------------------------------------------------------






  (1) Formerly named INTECH Risk-Managed Stock Fund.



  The Fund's investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the S&P 500(R) Index.


  Only the base fee rate applied until January 2007, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment


  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate



                                                      Management of the Fund  17
  of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began January 2007 for the Fund.



  No Performance Adjustment is applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.



  The application of an expense limit, if any, will have a positive effect upon the Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.





18  Janus Investment Fund

  For performance measurement periods prior to July 6, 2009, the Fund calculated its Performance Adjustment by comparing the performance of the initial share class against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.


  The Fund's SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Fund's investment advisory agreement and subadvisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.





                                                      Management of the Fund  19

  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least November 1, 2010.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  INTECH Risk-Managed Core Fund(1)(2)                     0.89
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

  (2) Formerly named INTECH Risk-Managed Stock Fund.




20  Janus Investment Fund

SUBADVISER


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to the Fund. INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund. Janus Capital owns approximately 92% of INTECH.


INVESTMENT PERSONNEL

    No one person of the investment team is primarily responsible for implementing the investment strategies of INTECH Risk-Managed Core Fund. A team of investment professionals consisting of Dr. Robert Fernholz, Dr. Adrian Banner, Dr. Jason Greene, and Joseph Runnels works together to implement the mathematical investment process.

    E. ROBERT FERNHOLZ has been Chief Investment Officer ("CIO") of INTECH since January 1991. Dr. Fernholz joined INTECH in 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process.

    ADRIAN BANNER has been Co-Chief Investment Officer ("Co-CIO") of INTECH since January 2009. Dr. Banner, previously Senior Investment Officer since September 2007 and Director of Research from August 2002 to August 2007, joined INTECH in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and B.Sc. in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner continues to teach at Princeton University, where he is also a part-time Lecturer in the Department of Mathematics. Dr. Banner implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements.




                                                      Management of the Fund  21

    JASON GREENE has been Vice President and Senior Investment Officer of INTECH since September 2006. Dr. Greene joined INTECH in September 2006 from Georgia State University where he was a tenured Associate Professor of Finance. He was also a consultant for the Office of Economic Analysis at the Securities and Exchange Commission and an expert consultant to mutual fund advisors. Dr. Greene has published numerous articles in premier academic and practitioner journals. He is a graduate of Rhodes College, cum laude, with a B.A. in Economics and Mathematics, and Indiana University with a Ph.D. in Finance. Dr. Greene has oversight, supervisory, and support responsibility for the day-to-day implementation of the portfolio management and trading process.


    JOSEPH W. RUNNELS, CFA, has been Vice President of Portfolio Management at INTECH since March 2003. Mr. Runnels joined INTECH in June 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the investment personnel is included in the SAI.




22  Janus Investment Fund

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class A Shares and Class C Shares are offered by this Prospectus. The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The Shares are not offered directly to individual investors. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  The Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General

                                                           Other information  23

  ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there



24  Janus Investment Fund
  was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.





                                                           Other information  25

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




26  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  27
  buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




28  Janus Investment Fund

  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





                                                     Distributions and taxes  29

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms, including but not limited to, fee-based broker-dealers or financial advisors, primarily on their wrap account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the wrap account. Class A Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares offer the ability for payment of up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, the Shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.

  The price you pay for purchases of Class A Shares or Class C Shares is the public offering price, which is the NAV next determined after your request is received in good order by the Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases

30  Janus Investment Fund
  and redemptions of Shares. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE.

  Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.





                                                         Shareholder's guide  31

  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

  Only Class A Shares and Class C Shares are offered by this Prospectus. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. The other share classes are offered in separate prospectuses. For more information about these other classes of shares and whether or not you are eligible to purchase these Shares, please call 1-800-525-0020.

  Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

  - how much you plan to invest;

  - how long you expect to own the shares;

  - the expenses paid by each class; and

  - whether you qualify for any reduction or waiver of any sales charges.




32  Janus Investment Fund

  You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to Class A Shares and Class C Shares:

  Class A Shares
  Initial sales charge on purchases                       Up to 5.75%(1)
  - Reduction of initial sales charge for purchases of
    $50,000 or more
  - Initial sales charge waived for purchases of
    $1 million or more

  Deferred sales charge (CDSC)                            None except on certain redemptions of
                                                          Shares purchased without an initial
                                                          sales charge(1)
  Minimum initial investment                              $2,500
  Maximum purchase                                        None
  Minimum aggregate account balance                       None
  12b-1 fee                                               Up to 0.25% annual distribution fee;
                                                          lower annual operating expenses than
                                                          Class C Shares because of lower 12b-1
                                                          fee



  (1) May be waived under certain circumstances.

  Class C Shares
  Initial sales charge on purchases                       None
  Deferred sales charge (CDSC)                            1.00% on Shares redeemed within
                                                          12 months of purchase(1)
  Minimum initial investment                              $2,500
  Maximum purchase                                        $500,000
  Minimum aggregate account balance                       None
  12b-1 fee                                               1.00% annual fee (up to 0.75%
                                                          distribution fee and up to 0.25%
                                                          shareholder servicing fee); higher annual
                                                          operating expenses than Class A Shares
                                                          because of higher 12b-1 fee



  (1) May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS


  Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), the Fund may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and/or shareholder servicing of Class A Shares and Class C Shares based on average daily net assets of each, up to the following annual rates:



  Class                                            12b-1 Fee for the Fund
  -----------------------------------------------------------------------
  Class A Shares                                            0.25%
  Class C Shares                                            1.00%(1)



  (1) Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.





                                                         Shareholder's guide  33

  Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE FEES

  Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management,



34  Janus Investment Fund
  or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  In addition, Janus Capital, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and



                                                         Shareholder's guide  35
  training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."




36  Janus Investment Fund

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class A Shares and Class C Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

  The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day



                                                         Shareholder's guide  37
  or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  INITIAL SALES CHARGE

  CLASS A SHARES
  An initial sales charge may apply to your purchase of Class A Shares of the Fund based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                                   Class A Shares Sales Charge
                                                       as a Percentage of
                                                  ----------------------------
                                                  Offering          Net Amount
  Amount of Purchase at Offering Price            Price(1)           Invested
  Under $50,000                                     5.75%              6.10%
  $50,000 but under $100,000                        4.50%              4.71%
  $100,000 but under $250,000                       3.50%              3.63%
  $250,000 but under $500,000                       2.50%              2.56%
  $500,000 but under $1,000,000                     2.00%              2.04%
  $1,000,000 and above                              None(2)            None



  (1) Offering price includes the initial sales charge.
  (2) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

  - 1.00% on amounts from $1,000,000 to $4,000,000;
  - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
  - plus 0.25% on amounts over $10,000,000.

  The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

  QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE
  You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in this Fund or certain other Janus funds) with your current purchase of Class A Shares of the Fund and certain other Janus funds



38  Janus Investment Fund

  (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

  Class A Shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age):
  (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares; (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.

  RIGHT OF ACCUMULATION. You may purchase Class A Shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

  LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually



                                                         Shareholder's guide  39
  paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus
  (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

  AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

  - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

  - solely controlled business accounts; and

  - single participant retirement plans.

  To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.


  You may access information regarding sales loads, breakpoint discounts, and purchases of the Fund's shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.


  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into




40  Janus Investment Fund
  which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to the "Redemption Fee" section of the prospectus for the class of shares to be received.


  WAIVER OF SALES CHARGES
  Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Fund's Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to "Redemptions." While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and retirement platforms. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial



                                                         Shareholder's guide  41
  intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order.

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.




42  Janus Investment Fund

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  CLASS A SHARES AND CLASS C SHARES CDSC
  A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

  CDSC WAIVERS

  There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

  - Upon the death or disability of an account owner;

  - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

  - Retirement plan shareholders taking required minimum distributions;

  - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

  - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

  - If the Fund chooses to liquidate or involuntarily redeem shares in your account.

  To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.




                                                         Shareholder's guide  43

  REINSTATEMENT PRIVILEGE

  After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Fund attempts to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of the Fund).

  Generally, a purchase and redemption of Shares from the Fund within 90 calendar days (i.e., "round trip") may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

  The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future



44  Janus Investment Fund
  purchases into the Fund and other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Fund's Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable



                                                         Shareholder's guide  45
  to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some



46  Janus Investment Fund
  intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.



  - TOP HOLDINGS. The Fund's top holdings, consisting of security names only in alphabetical order and aggregate percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. The Fund discloses its top ten portfolio holdings.


  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests



                                                         Shareholder's guide  47
  of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.





48  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Fund since Class A Shares and Class C Shares of the Fund are new.


                                                        Financial highlights  49

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


50  Janus Investment Fund

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  51
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




52  Janus Investment Fund

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  53

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



54  Janus Investment Fund

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





                                                Glossary of investment terms  55

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



56  Janus Investment Fund
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  57

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58

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

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60

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.


           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                   janus.com/info


                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687

            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 RISK-MANAGED
                                   INTECH Risk-Managed Growth Fund
                                   INTECH Risk-Managed International Fund
                                   INTECH Risk-Managed Value Fund


                              JANUS INVESTMENT FUND
                                 CLASS I SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes three portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds") are subadvised by INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC).


              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class I Shares (the "Shares") are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  INTECH Risk-Managed Growth Fund....................     2
  INTECH Risk-Managed International Fund.............     7
  INTECH Risk-Managed Value Fund.....................    12

FEES AND EXPENSES....................................    17

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    20
  Risks..............................................    21
  Frequently asked questions about certain risks.....    22
  General portfolio policies.........................    23

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    27
  Management expenses................................    27
  Subadviser.........................................    29
  Investment personnel...............................    29

OTHER INFORMATION....................................    31

DISTRIBUTIONS AND TAXES..............................    35

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    38
  Administrative fees................................    40
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    40
  Purchases..........................................    41
  Exchanges..........................................    43
  Redemptions........................................    43
  Redemption fee.....................................    45
  Excessive trading..................................    46
  Shareholder communications.........................    50

FINANCIAL HIGHLIGHTS.................................    51

GLOSSARY OF INVESTMENT TERMS.........................    55





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


INTECH RISK-MANAGED GROWTH FUND

  INTECH Risk-Managed Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INTECH RISK-MANAGED GROWTH FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark index with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types

2  Janus Investment Fund
  of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  GROWTH SECURITIES RISK. Securities of growth companies may be more volatile than other stocks. If a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that



                                                          Risk/return summary  3
  if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of Janus Adviser INTECH Risk-Managed Growth Fund ("JAD predecessor fund") into Class I Shares of the Fund. The performance shown for Class I Shares reflects the performance of the JAD predecessor fund's Class I Shares from November 28, 2005 to July 6, 2009 (prior to the reorganization). For the periods January 2, 2003 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund's Class S Shares (formerly named Class I Shares).





4  Janus Investment Fund

  The performance shown for the periods November 28, 2005 to July 6, 2009 was calculated using the fees and expenses of Class I Shares of the JAD predecessor fund, net of any fee and expense limitations or waivers. The performance shown for certain periods prior to November 28, 2005, was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  INTECH RISK-MANAGED GROWTH FUND - CLASS I


   Annual returns for periods ended 12/31
                                                           12.34%     6.87%     7.49%    10.77%    -42.48%
                                                            2004      2005      2006      2007      2008

   Best Quarter:  4th-2004 9.03%     Worst Quarter:  4th-2008 -25.07%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -4.67%.



                                                   Average annual total return for periods ended 12/31/08
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                 1 year    5 years          (1/2/03)
  Class I Shares
    Return Before Taxes                                         -42.48%     -4.10%            0.23%
    Return After Taxes on Distributions                         -42.59%     -4.75%           -0.45%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                                -27.47%     -3.45%            0.14%
  Russell 1000(R) Growth Index(2)                               -38.44%     -3.42%            0.88%
    (reflects no deduction for expenses, fees, or taxes)

                                                              -------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.


  After-tax returns are calculated using distributions for the JAD predecessor fund's Class I Shares for the period November 28, 2005 to July 6, 2009; and for the JAD predecessor fund's Class S Shares (formerly named Class I Shares) for the periods prior to November 28, 2005. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




6  Janus Investment Fund

INTECH RISK-MANAGED INTERNATIONAL FUND

  INTECH Risk-Managed International Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INTECH RISK-MANAGED INTERNATIONAL FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark index with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income



                                                          Risk/return summary  7
  and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing



8  Janus Investment Fund
  techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of Janus Adviser INTECH Risk-Managed International Fund ("JAD predecessor fund") into Class I Shares of the Fund. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund's Class I Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor




                                                          Risk/return summary  9
  fund's Class I Shares, net of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





10  Janus Investment Fund

  INTECH RISK-MANAGED INTERNATIONAL FUND - CLASS I


   Annual returns for periods ended 12/31
                                                                                                   -41.75%
                                                                                                    2008

   Best Quarter:  2nd-2008 -1.26%     Worst Quarter:  3rd-2008 -20.70%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -13.97%.



                                                  Average annual total return for periods ended 12/31/08
                                                  ------------------------------------------------------
                                                                                       Since Inception
                                                                                     of Predecessor Fund
                                                                           1 year          (5/2/07)
  Class I Shares
    Return Before Taxes                                                   -41.75%          -25.87%
    Return After Taxes on Distributions                                   -41.80%          -26.05%
    Return After Taxes on Distributions and Sale of Fund Shares(1)        -26.59%          -21.46%
  Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe,
    Australasia, Far East) Index(2) (reflects no deduction for expenses,  -43.38%          -27.98%
    fees, or taxes)

                                                                        --------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The MSCI EAFE(R) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries.


  After-tax returns are calculated using distributions for the JAD predecessor fund's Class I Shares for the periods prior to July 6, 2009. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  11

INTECH RISK-MANAGED VALUE FUND

  INTECH Risk-Managed Value Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INTECH RISK-MANAGED VALUE FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark index with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types



12  Janus Investment Fund
  of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the



                                                         Risk/return summary  13
  benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of Janus Adviser INTECH Risk-Managed Value Fund ("JAD predecessor fund") into Class I Shares of the Fund. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund's Class I Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund's Class I Shares, net of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.





14  Janus Investment Fund

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  15

  INTECH RISK-MANAGED VALUE FUND - CLASS I


   Annual returns for periods ended 12/31
                                                                               17.72%     1.47%    -34.79%
                                                                                2006      2007      2008

   Best Quarter:  4th-2006 7.02%     Worst Quarter:  4th-2008 -21.39%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -16.67%.



                                             Average annual total return for periods ended 12/31/08
                                             ------------------------------------------------------
                                                                                  Since Inception
                                                                                of Predecessor Fund
                                                                      1 year         (12/30/05)
  Class I Shares
    Return Before Taxes                                              -34.79%           -7.98%
    Return After Taxes on Distributions                              -35.12%           -8.48%
    Return After Taxes on Distributions and Sale of Fund Shares(1)   -22.27%           -6.75%
  Russell 1000(R) Value Index(2)                                     -36.85%           -8.31%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   --------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.


  After-tax returns are calculated using distributions for the JAD predecessor fund's Class I Shares for the periods prior to July 6, 2009. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




16  Janus Investment Fund

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class I Shares of the Funds expect to incur during their fiscal year. The expense information shown includes administrative fee expenses. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class I Shares do not impose sales charges when you buy or sell the Funds' Class I Shares. However, if you sell Class I Shares of a Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





                                                         Risk/return summary  17

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                         Class I
 Sales charges........................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount redeemed)........   2.00%(2)(3)
 Exchange fee.........................................................................   None(3)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                         Acquired      Total                    Net
                                                                          Fund(6)   Annual Fund             Annual Fund
                                              Management      Other      Fees and    Operating    Expense    Operating
                                                Fee(4)     Expenses(5)   Expenses   Expenses(7)   Waivers   Expenses(7)
 INTECH Risk-Managed Growth Fund -
   Class I                                       0.50%        0.07%        0.00%       0.57%       0.00%       0.57%
 INTECH Risk-Managed International Fund -
   Class I                                       0.55%        3.73%        0.00%       4.28%(8)    3.28%       1.00%(8)
 INTECH Risk-Managed Value Fund -
   Class I                                       0.50%        0.33%        0.00%       0.83%       0.08%       0.75%




--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (3) An exchange of Class I Shares from a Fund held for 90 days or less may be subject to the 2.00% redemption fee.
 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital.

 (5) Since Class I Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class I Shares of the Funds expect to incur during their fiscal year. Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.


 (6) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class I Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.


 (7) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


 (8) For a three-year period which began May 2, 2007 (the predecessor fund's commencement of operations), Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

--------------------------------------------------------------------------------




18  Janus Investment Fund

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers or recoupments (if applicable) remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                     1 Year   3 Years   5 Years   10 Years
                                                     -------------------------------------
 INTECH Risk-Managed Growth Fund - Class I            $  58   $   183   $   318    $   714
 INTECH Risk-Managed International Fund - Class I     $ 430   $ 1,298   $ 2,179    $ 4,437
 INTECH Risk-Managed Value Fund - Class I             $  85   $   265   $   460    $ 1,025



--------------------------------------------------------------------------------




                                                         Risk/return summary  19

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  INTECH applies a mathematical investment process to construct an investment portfolio for each Risk-Managed Fund. INTECH developed the formulas underlying this mathematical investment process.

  The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/economic trends to predict the future returns of stocks. The process seeks, over time, to generate a return in excess of each Fund's benchmark index over the long term, while controlling the risk relative to the benchmark index. The mathematical investment process involves:

  - selecting stocks primarily from stocks within a Fund's benchmark index;
  - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and
  - monitoring the total risk and volatility of a Fund's holdings with respect to its benchmark index.

  INTECH seeks, over time, to outperform each Fund's benchmark index through its mathematical investment process. INTECH seeks to identify stocks for each Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.


  Each Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.



20  Janus Investment Fund

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. To the extent that foreign securities may be included in a Fund's benchmark index, INTECH's mathematical investment process may select foreign debt and equity securities from within the applicable benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Funds may invest.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.


  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as derivative investments. Certain types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.



  Janus Capital and INTECH each manage many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").





                                   Principal investment strategies and risks  21

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  INTECH Risk-Managed International Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets. As previously noted, to the extent that foreign securities may be included in the other Risk-Managed Funds' respective benchmark indices, INTECH's mathematical investment process may select foreign debt and equity securities. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging



22  Janus Investment Fund
    market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

2. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds' subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

  The Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may invest in exchange-traded funds or use futures and options to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds.

3. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policy with respect to borrowing, the percentage limitations described in the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Funds may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds. To the extent a Fund invests its uninvested cash



                                   Principal investment strategies and risks  23
  through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  PORTFOLIO TURNOVER
  The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's mathematical investment process, the Funds may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Funds, and the nature of the Funds' investments. Portfolio turnover rates are not a factor in making buy and sell decisions.


  The rebalancing techniques used by the Funds may result in higher portfolio turnover compared to a "buy and hold" fund strategy. INTECH periodically rebalances the stocks in the portfolios to their target weighting versus each Fund's benchmark index, as determined by INTECH's mathematical investment process.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the




24  Janus Investment Fund
  transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."




                                   Principal investment strategies and risks  25

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.




26  Janus Investment Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. INTECH is responsible for the day-to-day management of the Risk-Managed Funds' investment portfolios subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES



  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing the Funds.


  The following table reflects each Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by a Fund.



                                                     Management of the Funds  27

  The Funds pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.



                                                                                     Actual Investment
                                                                   Contractual          Advisory Fee
                                               Average Daily       Investment         Rate(1) (%) (for
                                                Net Assets      Advisory Fee (%)   the fiscal year ended
  Fund Name                                     of the Fund       (annual rate)        July 31, 2008)
--------------------------------------------------------------------------------------------------------
  INTECH Risk-Managed Growth Fund            All Asset Levels         0.50                  0.50
  INTECH Risk-Managed International Fund     All Asset Levels         0.55                  0.00(2)
  INTECH Risk-Managed Value Fund             All Asset Levels         0.50                  0.20
--------------------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) For the fiscal year ended July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers) because the Fund's fee waiver exceeded the investment advisory fee.



  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  INTECH Risk-Managed Growth Fund                         0.90
  INTECH Risk-Managed International Fund                  1.00
  INTECH Risk-Managed Value Fund                          0.75
--------------------------------------------------------------------------






28  Janus Investment Fund

SUBADVISER


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to the Funds. INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Risk-Managed Funds. Janus Capital owns approximately 92% of INTECH.


INVESTMENT PERSONNEL

    No one person of the investment team is primarily responsible for implementing the investment strategies of the Risk-Managed Funds. A team of investment professionals consisting of Dr. Robert Fernholz, Dr. Adrian Banner, Dr. Jason Greene, and Joseph Runnels works together to implement the mathematical investment process.

    E. ROBERT FERNHOLZ has been Chief Investment Officer ("CIO") of INTECH since January 1991. Dr. Fernholz joined INTECH in 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process.

    ADRIAN BANNER has been Co-Chief Investment Officer ("Co-CIO") of INTECH since January 2009. Dr. Banner, previously Senior Investment Officer since September 2007 and Director of Research from August 2002 to August 2007, joined INTECH in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and B.Sc. in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner continues to teach at Princeton University, where he is also a part-time Lecturer in the Department of Mathematics. Dr. Banner implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements.




                                                     Management of the Funds  29

    JASON GREENE has been Vice President and Senior Investment Officer of INTECH since September 2006. Dr. Greene joined INTECH in September 2006 from Georgia State University where he was a tenured Associate Professor of Finance. He was also a consultant for the Office of Economic Analysis at the Securities and Exchange Commission and an expert consultant to mutual fund advisors. Dr. Greene has published numerous articles in premier academic and practitioner journals. He is a graduate of Rhodes College, cum laude, with a B.A. in Economics and Mathematics, and Indiana University with a Ph.D. in Finance. Dr. Greene has oversight, supervisory, and support responsibility for the day-to-day implementation of the portfolio management and trading process.


    JOSEPH W. RUNNELS, CFA, has been Vice President of Portfolio Management at INTECH since March 2003. Mr. Runnels joined INTECH in June 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the investment personnel is included in the SAI.




30  Janus Investment Fund

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class I Shares are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.



                                                           Other information  31

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



32  Janus Investment Fund
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




                                                           Other information  33

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.





34  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  35
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181). Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




36  Janus Investment Fund

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





                                                     Distributions and taxes  37

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. The Shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.


  The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans and foundations/endowments. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events

38  Janus Investment Fund
  include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




                                                         Shareholder's guide  39

ADMINISTRATIVE FEES

  Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class I Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or



40  Janus Investment Fund
  their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."




                                                         Shareholder's guide  41

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.




42  Janus Investment Fund

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCHANGES

  Contact your financial intermediary, a Janus representative (1-800-333-1181), or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - An exchange of Shares from each Fund held for 90 days or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to "Redemption Fee."


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to the appropriate



                                                         Shareholder's guide  43
  plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.




44  Janus Investment Fund

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from a Fund held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.


  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains). For intermediary-imposed same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction. However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-




                                                         Shareholder's guide  45
  initiated sale of shares after the exchange. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for more information on whether the redemption fee is applied to your shares.


  In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.




46  Janus Investment Fund

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.



  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund



                                                         Shareholder's guide  47
  shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the



48  Janus Investment Fund

  Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.





                                                         Shareholder's guide  49

  - TOP HOLDINGS. Each Fund's top holdings, consisting of security names only in alphabetical order and aggregate percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Each Fund discloses its top ten portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to June 30.





50  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance for each fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.



  INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed International Fund, and Janus Adviser INTECH Risk-Managed Value Fund (the "predecessor funds") into each respective Fund. For INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund, the financial highlights shown are for the Class I Shares of the respective predecessor fund. The predecessor funds had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to June 30.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class I Shares of the Funds (assuming reinvestment of all dividends and distributions).



                                                        Financial highlights  51


INTECH RISK-MANAGED GROWTH FUND - CLASS I*
                                                                               Janus Adviser INTECH Risk-Managed
                                                                                     Growth Fund - Class I
---------------------------------------------------------------------------------------------------------------------------
                                                                    Period ended
                                                                     January 31           Years or Period ended July 31
                                                                       2009(1)          2008           2007         2006(2)
                                                                     (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                   $12.84           $14.40         $12.76       $13.52

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                             0.05             0.11           0.08         0.05
 Net gain/(loss) on securities (both realized and unrealized)           (4.80)           (0.93)           1.63       (0.16)

 Total from investment operations                                       (4.75)           (0.82)           1.71       (0.11)

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                                   (0.11)           (0.10)         (0.07)       (0.02)
 Distributions from capital gains                                           --           (0.64)             --       (0.63)
 Redemption fees                                                            --               --             --(3)        --(3)

 Total distributions and other                                          (0.11)           (0.74)         (0.07)       (0.65)


 NET ASSET VALUE, END OF PERIOD                                          $7.98           $12.84         $14.40       $12.76


 Total return(4)                                                      (37.05)%          (6.33)%         13.39%      (0.99)%

 Net assets, end of period (in thousands)                             $782,983       $1,224,054     $1,223,851     $245,807
 Average net assets for the period (in thousands)                     $935,406       $1,288,020       $981,873      $99,407
 Ratio of gross expenses to average net assets(5)(6)(7)(8)               0.57%            0.53%          0.56%        0.60%
 Ratio of net expenses to average net assets(5)(9)                       0.57%            0.53%          0.56%        0.60%
 Ratio of net investment income/(loss) to average net assets(5)          1.02%            0.79%          0.77%        0.83%
 Portfolio turnover rate(5)                                               119%             125%           113%         100%
---------------------------------------------------------------------------------------------------------------------------





 * Effective July 6, 2009, Class I Shares of Janus Adviser INTECH Risk-Managed Growth Fund (the "predecessor fund") were reorganized into Class I Shares of INTECH Risk-Managed Growth Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Period November 28, 2005 (inception of Class I Shares) through July 31,
    2006.
(3) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period end.
(4) Total return not annualized for periods of less than one year.
(5) Annualized for periods of less than one full year.
(6) The expense ratio reflects expenses prior to any expense offset arrangements.

(7) The ratio was 0.57% in 2009 (unaudited) and 0.61% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(8) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(9) The expense ratio reflects expenses after any expense offset arrangements.




52  Janus Investment Fund


INTECH RISK-MANAGED INTERNATIONAL FUND - CLASS I*
                                                                                      Janus Adviser INTECH
                                                                            Risk-Managed International Fund - Class I
---------------------------------------------------------------------------------------------------------------------------
                                                                     Period ended                  Year or Period ended
                                                                      January 31                          July 31
                                                                        2009(1)                  2008               2007(2)
                                                                      (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                     $8.98                  $9.93               $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.03                   0.22                 0.09
 Net gain/(loss) on securities (both realized and unrealized)            (3.65)                 (1.01)               (0.16)

 Total from investment operations                                        (3.62)                 (0.79)               (0.07)

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                                    (0.17)                 (0.16)                   --
 Distributions from capital gains                                            --                     --                   --
 Redemption fees                                                             --                     --                   --

 Total distributions and other                                           (0.17)                 (0.16)                   --


 NET ASSET VALUE, END OF PERIOD                                           $5.19                  $8.98                $9.93


 Total return(3)                                                       (40.44)%                (8.09)%              (0.70)%

 Net assets, end of period (in thousands)                                $1,658                 $2,571               $2,484
 Average net assets for the period (in thousands)                        $1,956                 $2,694               $2,491
 Ratio of gross expenses to average net assets(4)(5)(6)                   0.66%                  0.66%                0.66%
 Ratio of net expenses to average net assets(4)(7)                        0.65%                  0.65%                0.65%
 Ratio of net investment income/(loss) to average net assets(4)           1.33%                  2.18%                3.45%
 Portfolio turnover rate(4)                                                122%                   105%                 140%
---------------------------------------------------------------------------------------------------------------------------





 * Effective July 6, 2009, Class I Shares of Janus Adviser INTECH Risk-Managed International Fund (the "predecessor fund") were reorganized into Class I Shares of INTECH Risk-Managed International Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Period May 2, 2007 (inception date) through July 31, 2007.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio of 4.26% in 2009 (unaudited), 3.92% in 2008, and 5.86% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.

(7) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  53


INTECH RISK-MANAGED VALUE FUND - CLASS I*
                                                                                 Janus Adviser INTECH Risk-
                                                                                Managed Value Fund - Class I
------------------------------------------------------------------------------------------------------------------------
                                                                    Period ended
                                                                     January 31          Years or Period ended July 31
                                                                       2009(1)          2008          2007       2006(2)
                                                                     (unaudited)


 NET ASSET VALUE, BEGINNING OF PERIOD                                    $9.91          $11.70       $10.66       $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                             0.09            0.22         0.20         0.08
 Net gain/(loss) on securities (both realized and unrealized)           (3.41)          (1.64)         1.04         0.58

 Total from investment operations                                       (3.32)          (1.42)         1.24         0.66

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                                   (0.22)          (0.14)       (0.18)           --
 Distributions from capital gains                                           --          (0.23)       (0.02)           --
 Redemption fees                                                            --              --(3)        --           --

 Total distributions and other                                          (0.22)          (0.37)       (0.20)           --


 NET ASSET VALUE, END OF PERIOD                                          $6.37           $9.91       $11.70       $10.66


 Total return(4)                                                      (33.75)%        (12.54)%       11.58%        6.60%

 Net assets, end of period (in thousands)                              $52,140         $63,472      $47,593      $18,723
 Average net assets for the period (in thousands)                      $54,255         $57,513      $31,496      $14,266
 Ratio of gross expenses to average net assets(5)(6)(7)                  0.60%           0.60%        0.60%        0.61%
 Ratio of net expenses to average net assets(5)(8)                       0.60%           0.60%        0.60%        0.60%
 Ratio of net investment income/(loss) to average net assets(5)          2.91%           2.34%        1.87%        1.70%
 Portfolio turnover rate(5)                                                85%             78%          71%          98%
------------------------------------------------------------------------------------------------------------------------





 * Effective July 6, 2009, Class I Shares of Janus Adviser INTECH Risk-Managed Value Fund (the "predecessor fund") were reorganized into Class I Shares of INTECH Risk-Managed Value Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Period December 30, 2005 (inception date) through July 31, 2006.
(3) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year end.
(4) Total return not annualized for periods of less than one year.
(5) Annualized for periods of less than one full year.
(6) The expense ratio reflects expenses prior to any expense offset arrangements.

(7) The ratio was 0.83% in 2009 (unaudited), 0.90% in 2008, 1.09% in 2007, and
    2.91% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(8) The expense ratio reflects expenses after any expense offset arrangements.




54  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  55

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



56  Janus Investment Fund
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  57

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




58  Janus Investment Fund

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  59

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





60  Janus Investment Fund

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



                                                Glossary of investment terms  61
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




62  Janus Investment Fund

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           You can make inquiries and request other information,
           including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                            July 2, 2009




                            RISK-MANAGED
                              INTECH Risk-Managed Core Fund
                                 (formerly named INTECH Risk-Managed Stock Fund)






                              JANUS INVESTMENT FUND
                                 CLASS I SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)




              This Prospectus describes INTECH Risk-Managed Core Fund (the "Fund"), a portfolio of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund. The Fund is subadvised by INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC).



              The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Only Class I Shares (the "Shares") are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  INTECH Risk-Managed Core Fund......................     2

FEES AND EXPENSES....................................     6

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................     9
  Risks..............................................    10
  Frequently asked questions about certain risks.....    11
  General portfolio policies.........................    11

MANAGEMENT OF THE FUND
  Investment adviser.................................    15
  Management expenses................................    15
  Subadviser.........................................    20
  Investment personnel...............................    20

OTHER INFORMATION....................................    22

DISTRIBUTIONS AND TAXES..............................    26

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    29
  Administrative fees................................    31
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    31
  Purchases..........................................    32
  Exchanges..........................................    34
  Redemptions........................................    34
  Redemption fee.....................................    36
  Excessive trading..................................    37
  Shareholder communications.........................    41

FINANCIAL HIGHLIGHTS.................................    42

GLOSSARY OF INVESTMENT TERMS.........................    43





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


INTECH RISK-MANAGED CORE FUND

  INTECH Risk-Managed Core Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INTECH RISK-MANAGED CORE FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark index with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types

2  Janus Investment Fund
  of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.




                                                          Risk/return summary  3

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.



  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions.



  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





4  Janus Investment Fund

  INTECH RISK-MANAGED CORE FUND* - CLASS I


   Annual returns for periods ended 12/31
                                                           17.68%    11.06%    11.37%     6.40%    -36.57%
                                                            2004      2005      2006      2007      2008

   Best Quarter: 4th-2004 9.51%     Worst Quarter: 4th-2008 -21.49%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -11.72%.



                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                                       1 year    5 years      (2/28/03)
  Class I Shares
    Return Before Taxes                                               -36.57%     -0.35%        4.51%
    Return After Taxes on Distributions                               -36.74%     -1.29%        3.55%
    Return After Taxes on Distributions and Sale of
       Fund Shares(1)                                                 -23.56%     -0.13%        3.99%
  S&P 500(R) Index(2)                                                 -37.00%     -2.19%        3.19%
    (reflects no deduction for expenses, fees, or taxes)
                                                                   ---------------------------------------




   *  Formerly named INTECH Risk-Managed Stock Fund.
  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.


  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  5

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Fund. Expense information shown reflects estimated annualized expenses that Class I Shares of the Fund expect to incur during their fiscal year. The expense information shown includes administrative fee expenses. It is important for you to know that a decline in the Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Fund. Significant declines in the Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Class I Shares do not impose sales charges when you buy or sell the Fund's Class I Shares. However, if you sell Class I Shares of the Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.







6  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                         Class I
 Sales charges........................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount redeemed)........   2.00%(2)(3)
 Exchange fee.........................................................................   None(3)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                       Acquired      Total                    Net
                                                        Fund(6)   Annual Fund             Annual Fund
                            Management      Other      Fees and    Operating    Expense    Operating
                              Fee(4)     Expenses(5)   Expenses   Expenses(7)   Waivers   Expenses(7)
 INTECH Risk-Managed Core
   Fund(8)(9) - Class I        0.38%        0.30%        0.01%       0.69%       0.00%       0.69%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (3) An exchange of Class I Shares from the Fund held for 90 days or less may be subject to the 2.00% redemption fee.

 (4) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital. This fee may adjust up or down monthly based on the Fund's performance relative to its benchmark index over the performance measurement period.


 (5) Since Class I Shares of the Fund did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class I Shares of the Fund expect to incur during their fiscal year. Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.


 (6) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Since Class I Shares of the Fund did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated.


 (7) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------




                                                          Risk/return summary  7

--------------------------------------------------------------------------------

 (8) The Fund pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.50%. Any such adjustment to this base fee rate commenced January 2007 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

 (9) Formerly named INTECH Risk-Managed Stock Fund.
--------------------------------------------------------------------------------
 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest
 $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                      1 Year   3 Years   5 Years    10 Years
                                                      --------------------------------------
 INTECH Risk-Managed Core Fund(1)(2) - Class I         $ 70     $ 221     $ 384       $ 859



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
 (2) Formerly named INTECH Risk-Managed Stock Fund.
--------------------------------------------------------------------------------




8  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  INTECH applies a mathematical investment process to construct an investment portfolio for the Fund. INTECH developed the formulas underlying this mathematical investment process.

  The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/economic trends to predict the future returns of stocks. The process seeks, over time, to generate a return in excess of the Fund's benchmark index over the long term, while controlling the risk relative to the benchmark index. The mathematical investment process involves:

  - selecting stocks primarily from stocks within the Fund's benchmark index;
  - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and
  - monitoring the total risk and volatility of the Fund's holdings with respect to its benchmark index.

  INTECH seeks, over time, to outperform the Fund's benchmark index through its mathematical investment process. INTECH seeks to identify stocks for the Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.

  The Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


                                    Principal investment strategies and risks  9

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. To the extent that foreign securities may be included in the Fund's benchmark index, INTECH's mathematical investment process may select foreign debt and equity securities from within the benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Fund may invest.

RISKS

  Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.


  The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as derivative investments. Certain types of investments may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.



  Janus Capital and INTECH each manage many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that the Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund's Statement of Additional Information ("SAI").





10  Janus Investment Fund

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

  As previously noted, to the extent that foreign securities may be included in the Fund's benchmark index, INTECH's mathematical investment process may select foreign debt and equity securities. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - currency risk
  - political and economic risk
  - regulatory risk
  - foreign market risk
  - transaction costs

3. HOW DOES THE FUND TRY TO REDUCE RISK?

  The Fund's subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

  The Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, it may invest in exchange-traded funds or use futures and options to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Fund.

GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policy with respect to borrowing, the percentage limitations



                                   Principal investment strategies and risks  11
  described in the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Fund. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  PORTFOLIO TURNOVER

  The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's mathematical investment process, the Fund may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Fund, and the nature of the Fund's investments. Portfolio turnover rates are not a factor in making buy and sell decisions.


  The rebalancing techniques used by the Fund may result in higher portfolio turnover compared to a "buy and hold" fund strategy. INTECH periodically rebalances the stocks in the portfolio to their target weighting versus the Fund's benchmark index, as determined by INTECH's mathematical investment process.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's



12  Janus Investment Fund
  inability to fulfill its obligation may result in significant financial loss to a fund. A fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis




                                   Principal investment strategies and risks  13

  SWAP AGREEMENTS
  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.




14  Janus Investment Fund

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. INTECH is responsible for the day-to-day management of the Fund's investment portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES



  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing the Fund.


  The following table reflects the Fund's contractual investment advisory base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by the Fund.


  INTECH Risk-Managed Core Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective January

                                                      Management of the Fund  15

  2007. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if the Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.




                                                           Performance     Actual Investment
                                                            Adjusted          Advisory Fee
                                          Performance      Investment        Rate (%) (for
                             Base Fee      Hurdle vs.     Advisory Fee   the fiscal year ended
  Fund Name                  Rate (%)   Benchmark Index     Rate (%)       October 31, 2008)
----------------------------------------------------------------------------------------------
  INTECH Risk-Managed Core
     Fund(1)                   0.50        +/- 4.00%          0.33                0.33
----------------------------------------------------------------------------------------------




  (1) Formerly named INTECH Risk-Managed Stock Fund.



  The Fund's investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the S&P 500(R) Index.


  Only the base fee rate applied until January 2007, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment



  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment




16  Janus Investment Fund

  ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began January 2007 for the Fund.



  No Performance Adjustment is applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.



  The application of an expense limit, if any, will have a positive effect upon the Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  For performance measurement periods prior to July 6, 2009, the Fund calculated its Performance Adjustment by comparing the performance of the initial share class against the investment record of its benchmark index. For periods beginning




                                                      Management of the Fund  17

  July 6, 2009, the investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.


  The Fund's SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Fund's investment advisory agreement and subadvisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.





18  Janus Investment Fund

  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  INTECH Risk-Managed Core Fund(1)(2)                     0.89
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

  (2) Formerly named INTECH Risk-Managed Stock Fund.




                                                      Management of the Fund  19

SUBADVISER


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to the Fund. INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund. Janus Capital owns approximately 92% of INTECH.


INVESTMENT PERSONNEL

    No one person of the investment team is primarily responsible for implementing the investment strategies of INTECH Risk-Managed Core Fund. A team of investment professionals consisting of Dr. Robert Fernholz, Dr. Adrian Banner, Dr. Jason Greene, and Joseph Runnels works together to implement the mathematical investment process.

    E. ROBERT FERNHOLZ has been Chief Investment Officer ("CIO") of INTECH since January 1991. Dr. Fernholz joined INTECH in 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process.

    ADRIAN BANNER has been Co-Chief Investment Officer ("Co-CIO") of INTECH since January 2009. Dr. Banner, previously Senior Investment Officer since September 2007 and Director of Research from August 2002 to August 2007, joined INTECH in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and B.Sc. in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner continues to teach at Princeton University, where he is also a part-time Lecturer in the Department of Mathematics. Dr. Banner implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements.




20  Janus Investment Fund

    JASON GREENE has been Vice President and Senior Investment Officer of INTECH since September 2006. Dr. Greene joined INTECH in September 2006 from Georgia State University where he was a tenured Associate Professor of Finance. He was also a consultant for the Office of Economic Analysis at the Securities and Exchange Commission and an expert consultant to mutual fund advisors. Dr. Greene has published numerous articles in premier academic and practitioner journals. He is a graduate of Rhodes College, cum laude, with a B.A. in Economics and Mathematics, and Indiana University with a Ph.D. in Finance. Dr. Greene has oversight, supervisory, and support responsibility for the day-to-day implementation of the portfolio management and trading process.


    JOSEPH W. RUNNELS, CFA, has been Vice President of Portfolio Management at INTECH since March 2003. Mr. Runnels joined INTECH in June 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the investment personnel is included in the SAI.




                                                      Management of the Fund  21

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Only Class I Shares are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments. The Shares are not offered directly to individual investors. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  The Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General

22  Janus Investment Fund

  ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there



                                                           Other information  23
  was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.





24  Janus Investment Fund

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  25

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

26  Janus Investment Fund
  buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181). Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




                                                     Distributions and taxes  27

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.


  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





28  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. The Shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.


  The Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans and foundations/endowments. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Trustees. Such events

                                                         Shareholder's guide  29
  include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




30  Janus Investment Fund

ADMINISTRATIVE FEES

  Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class I Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or



                                                         Shareholder's guide  31
  their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, considering which share class of the Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."




32  Janus Investment Fund

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Fund, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.




                                                         Shareholder's guide  33

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with the Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCHANGES

  Contact your financial intermediary, a Janus representative (1-800-333-1181), or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - An exchange of Shares from the Fund held for 90 days or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to "Redemption Fee."


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to the appropriate



34  Janus Investment Fund
  plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.




                                                         Shareholder's guide  35

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with the Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.


  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains). For intermediary-imposed same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction. However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-




36  Janus Investment Fund
  initiated sale of shares after the exchange. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.


  In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Fund attempts to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and




                                                         Shareholder's guide  37

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Fund).

  Generally, a purchase and redemption of Shares from the Fund within 90 calendar days (i.e., "round trip") may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.


  The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Fund's Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.




38  Janus Investment Fund

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the



                                                         Shareholder's guide  39

  Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.



  - TOP HOLDINGS. The Fund's top holdings, consisting of security names only in alphabetical order and aggregate percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. The Fund discloses its top ten portfolio holdings.


  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top



40  Janus Investment Fund
    performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) to obtain these reports. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.





                                                         Shareholder's guide  41

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Fund since Class I Shares of the Fund are new.


42  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  43

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



44  Janus Investment Fund
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  45

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




46  Janus Investment Fund

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  47

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





48  Janus Investment Fund

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



                                                Glossary of investment terms  49
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




50  Janus Investment Fund

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                                                                              51

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52

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





           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.


           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                   janus.com/info


                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687

            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 RISK-MANAGED
                                   INTECH Risk-Managed Growth Fund
                                   INTECH Risk-Managed International Fund
                                   INTECH Risk-Managed Value Fund

                              JANUS INVESTMENT FUND
                                 CLASS S SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes three portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds") are subadvised by INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC).


              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class S Shares (the "Shares") are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  INTECH Risk-Managed Growth Fund....................     2
  INTECH Risk-Managed International Fund.............     7
  INTECH Risk-Managed Value Fund.....................    12

FEES AND EXPENSES....................................    17

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    20
  Risks..............................................    21
  Frequently asked questions about certain risks.....    22
  General portfolio policies.........................    23

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    27
  Management expenses................................    27
  Subadviser.........................................    29
  Investment personnel...............................    29

OTHER INFORMATION....................................    31

DISTRIBUTIONS AND TAXES..............................    35

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    38
  Distribution and service fees......................    40
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    40
  Purchases..........................................    42
  Exchanges..........................................    43
  Redemptions........................................    44
  Redemption fee.....................................    45
  Excessive trading..................................    46
  Shareholder communications.........................    50

FINANCIAL HIGHLIGHTS.................................    51

GLOSSARY OF INVESTMENT TERMS.........................    56





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


INTECH RISK-MANAGED GROWTH FUND

  INTECH Risk-Managed Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INTECH RISK-MANAGED GROWTH FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark index with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types

2  Janus Investment Fund
  of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  GROWTH SECURITIES RISK. Securities of growth companies may be more volatile than other stocks. If a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that



                                                          Risk/return summary  3
  if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of Janus Adviser INTECH Risk-Managed Growth Fund ("JAD predecessor fund") into Class S Shares of the Fund. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund's Class S Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund's Class S Shares, net of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.





4  Janus Investment Fund

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  INTECH RISK-MANAGED GROWTH FUND - CLASS S


   Annual returns for periods ended 12/31
                                                           12.34%     6.90%     6.90%    10.30%    -42.71%
                                                            2004      2005      2006      2007      2008

   Best Quarter:  4th-2004 9.03%     Worst Quarter:  4th-2008 -25.11%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -4.88%.



                                                   Average annual total return for periods ended 12/31/08
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                 1 year    5 years          (1/2/03)
  Class S Shares
    Return Before Taxes                                         -42.71%     -4.10%            0.23%
    Return After Taxes on Distributions                         -42.75%     -4.75%           -0.45%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                                -27.72%     -3.45%            0.14%
  Russell 1000(R) Growth Index(2)                               -38.44%     -3.42%            0.88%
    (reflects no deduction for expenses, fees, or taxes)
                                                              -------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.


  After-tax returns are calculated using distributions for the JAD predecessor fund's Class S Shares (formerly named Class I Shares) for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




6  Janus Investment Fund

INTECH RISK-MANAGED INTERNATIONAL FUND

  INTECH Risk-Managed International Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INTECH RISK-MANAGED INTERNATIONAL FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark index with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income



                                                          Risk/return summary  7
  and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing



8  Janus Investment Fund
  techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of Janus Adviser INTECH Risk-Managed International Fund ("JAD predecessor fund") into Class S Shares of the Fund. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund's Class S Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor




                                                          Risk/return summary  9
  fund's Class S Shares, net of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





10  Janus Investment Fund

  INTECH RISK-MANAGED INTERNATIONAL FUND - CLASS S


   Annual returns for periods ended 12/31
                                                                                                   -42.02%
                                                                                                    2008

   Best Quarter:  2nd-2008 -1.37%     Worst Quarter:  3rd-2008 -20.86%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -14.14%.



                                                  Average annual total return for periods ended 12/31/08
                                                  ------------------------------------------------------
                                                                                       Since Inception
                                                                                     of Predecessor Fund
                                                                           1 year          (5/2/07)
  Class S Shares
    Return Before Taxes                                                   -42.02%          -26.22%
    Return After Taxes on Distributions                                   -42.03%          -26.34%
    Return After Taxes on Distributions and Sale of Fund Shares(1)        -26.83%          -21.76%
  Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe,
    Australasia, Far East) Index(2) (reflects no deduction for expenses,  -43.38%          -27.98%
    fees, or taxes)

                                                                        --------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The MSCI EAFE(R) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries.


  After-tax returns are calculated using distributions for the JAD predecessor fund's Class S Shares (formerly named Class I Shares) for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  11

INTECH RISK-MANAGED VALUE FUND

  INTECH Risk-Managed Value Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INTECH RISK-MANAGED VALUE FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark index with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types



12  Janus Investment Fund
  of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the



                                                         Risk/return summary  13
  benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of Janus Adviser INTECH Risk-Managed Value Fund ("JAD predecessor fund") into Class S Shares of the Fund. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund's Class S Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund's Class S Shares, net of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.





14  Janus Investment Fund

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  15

  INTECH RISK-MANAGED VALUE FUND - CLASS S


   Annual returns for periods ended 12/31
                                                                               17.19%     0.87%    -35.02%
                                                                                2006      2007      2008

   Best Quarter:  4th-2006 7.02%     Worst Quarter:  4th-2008 -21.45%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -16.94%.



                                             Average annual total return for periods ended 12/31/08
                                             ------------------------------------------------------
                                                                                  Since Inception
                                                                                of Predecessor Fund
                                                                      1 year         (12/30/05)
  Class S Shares
    Return Before Taxes                                              -35.02%           -8.41%
    Return After Taxes on Distributions                              -35.27%           -8.81%
    Return After Taxes on Distributions and Sale of Fund Shares(1)   -22.49%           -7.08%
  Russell 1000(R) Value Index(2)                                     -36.85%           -8.31%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   --------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.


  After-tax returns are calculated using distributions for the JAD predecessor fund's Class S Shares (formerly named Class I Shares) for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




16  Janus Investment Fund

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class S Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class S Shares of the Funds expect to incur during their fiscal year. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class S Shares do not impose sales charges when you buy or sell the Funds' Class S Shares. However, if you sell Class S Shares of a Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





                                                         Risk/return summary  17

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                         Class S
 Sales charges........................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount redeemed)........   2.00%(2)(3)
 Exchange fee.........................................................................   None(3)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                          Acquired    Total Annual                Net Annual
                                             Distribution                  Fund(7)        Fund                       Fund
                                 Management     (12b-1)        Other      Fees and      Operating     Expense     Operating
                                   Fee(4)       Fees(5)     Expenses(6)   Expenses     Expenses(8)    Waivers    Expenses(8)
 INTECH Risk-Managed Growth
   Fund - Class S                   0.50%        0.25%         0.29%        0.00%         1.04%        0.00%        1.04%
 INTECH Risk-Managed
   International Fund -
      Class S                       0.55%        0.25%         3.94%        0.00%         4.74%(9)     3.24%        1.50%(9)
 INTECH Risk-Managed Value
   Fund - Class S                   0.50%        0.25%         0.58%        0.00%         1.33%        0.08%        1.25%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (3) An exchange of Class S Shares from a Fund held for 90 days or less may be subject to the 2.00% redemption fee.
 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital.
 (5) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (6) Since Class S Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class S Shares of the Funds expect to incur during their fiscal year. Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class S Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.


 (7) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class S Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.


 (8) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total annual fund operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------




18  Janus Investment Fund

--------------------------------------------------------------------------------

  (9) For a three-year period which began May 2, 2007 (the predecessor fund's commencement of operations), Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers or recoupments (if applicable) remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                     1 Year   3 Years   5 Years   10 Years
                                                     -------------------------------------
 INTECH Risk-Managed Growth Fund - Class S            $ 106   $   331   $   574    $ 1,271
 INTECH Risk-Managed International Fund - Class S     $ 475   $ 1,428   $ 2,385    $ 4,802
 INTECH Risk-Managed Value Fund - Class S             $ 135   $   421   $   729    $ 1,601



--------------------------------------------------------------------------------




                                                         Risk/return summary  19

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  INTECH applies a mathematical investment process to construct an investment portfolio for each Risk-Managed Fund. INTECH developed the formulas underlying this mathematical investment process.

  The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/economic trends to predict the future returns of stocks. The process seeks, over time, to generate a return in excess of each Fund's benchmark index over the long term, while controlling the risk relative to the benchmark index. The mathematical investment process involves:

  - selecting stocks primarily from stocks within a Fund's benchmark index;
  - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and
  - monitoring the total risk and volatility of a Fund's holdings with respect to its benchmark index.

  INTECH seeks, over time, to outperform each Fund's benchmark index through its mathematical investment process. INTECH seeks to identify stocks for each Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.


  Each Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.



20  Janus Investment Fund

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. To the extent that foreign securities may be included in a Fund's benchmark index, INTECH's mathematical investment process may select foreign debt and equity securities from within the applicable benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Funds may invest.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.


  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as derivative investments. Certain types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.



  Janus Capital and INTECH each manage many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").





                                   Principal investment strategies and risks  21

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  INTECH Risk-Managed International Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets. As previously noted, to the extent that foreign securities may be included in the other Risk-Managed Funds' respective benchmark indices, INTECH's mathematical investment process may select foreign debt and equity securities. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging



22  Janus Investment Fund
    market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

2. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds' subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

  The Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may invest in exchange-traded funds or use futures and options to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds.

3. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policy with respect to borrowing, the percentage limitations described in the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Funds may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds. To the extent a Fund invests its uninvested cash



                                   Principal investment strategies and risks  23
  through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  PORTFOLIO TURNOVER
  The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's mathematical investment process, the Funds may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Funds, and the nature of the Funds' investments. Portfolio turnover rates are not a factor in making buy and sell decisions.


  The rebalancing techniques used by the Funds may result in higher portfolio turnover compared to a "buy and hold" fund strategy. INTECH periodically rebalances the stocks in the portfolios to their target weighting versus each Fund's benchmark index, as determined by INTECH's mathematical investment process.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the




24  Janus Investment Fund
  transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."




                                   Principal investment strategies and risks  25

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.




26  Janus Investment Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. INTECH is responsible for the day-to-day management of the Risk-Managed Funds' investment portfolios subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative services fees, the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing the Funds.



  The following table reflects each Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by a Fund.



                                                     Management of the Funds  27

  The Funds pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.



                                                                                    Actual Investment
                                                                  Contractual          Advisory Fee
                                              Average Daily       Investment         Rate(1) (%) (for
                                               Net Assets      Advisory Fee (%)   the fiscal year ended
  Fund Name                                    of the Fund       (annual rate)        July 31, 2008)
-------------------------------------------------------------------------------------------------------
  INTECH Risk-Managed Growth Fund           All Asset Levels         0.50                  0.50
  INTECH Risk-Managed International Fund    All Asset Levels         0.55                  0.00(2)
  INTECH Risk-Managed Value Fund            All Asset Levels         0.50                  0.20
-------------------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) For the fiscal year ended July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers) because the Fund's fee waiver exceeded the investment advisory fee.



  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  INTECH Risk-Managed Growth Fund                         0.90
  INTECH Risk-Managed International Fund                  1.00
  INTECH Risk-Managed Value Fund                          0.75
--------------------------------------------------------------------------






28  Janus Investment Fund

SUBADVISER


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to the Funds. INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Risk-Managed Funds. Janus Capital owns approximately 92% of INTECH.


INVESTMENT PERSONNEL

    No one person of the investment team is primarily responsible for implementing the investment strategies of the Risk-Managed Funds. A team of investment professionals consisting of Dr. Robert Fernholz, Dr. Adrian Banner, Dr. Jason Greene, and Joseph Runnels works together to implement the mathematical investment process.

    E. ROBERT FERNHOLZ has been Chief Investment Officer ("CIO") of INTECH since January 1991. Dr. Fernholz joined INTECH in 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process.

    ADRIAN BANNER has been Co-Chief Investment Officer ("Co-CIO") of INTECH since January 2009. Dr. Banner, previously Senior Investment Officer since September 2007 and Director of Research from August 2002 to August 2007, joined INTECH in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and B.Sc. in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner continues to teach at Princeton University, where he is also a part-time Lecturer in the Department of Mathematics. Dr. Banner implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements.




                                                     Management of the Funds  29

    JASON GREENE has been Vice President and Senior Investment Officer of INTECH since September 2006. Dr. Greene joined INTECH in September 2006 from Georgia State University where he was a tenured Associate Professor of Finance. He was also a consultant for the Office of Economic Analysis at the Securities and Exchange Commission and an expert consultant to mutual fund advisors. Dr. Greene has published numerous articles in premier academic and practitioner journals. He is a graduate of Rhodes College, cum laude, with a B.A. in Economics and Mathematics, and Indiana University with a Ph.D. in Finance. Dr. Greene has oversight, supervisory, and support responsibility for the day-to-day implementation of the portfolio management and trading process.


    JOSEPH W. RUNNELS, CFA, has been Vice President of Portfolio Management at INTECH since March 2003. Mr. Runnels joined INTECH in June 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the investment personnel is included in the SAI.




30  Janus Investment Fund

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  Only Class S Shares are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.



                                                           Other information  31

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



32  Janus Investment Fund
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




                                                           Other information  33

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.





34  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  35
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




36  Janus Investment Fund

  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





                                                     Distributions and taxes  37

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.


  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or

38  Janus Investment Fund
  market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made



                                                         Shareholder's guide  39
  between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN


  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and/or shareholder servicing of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of a Fund. Under the terms of the Class S Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class S Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of each Fund for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers and other financial intermediaries for providing these services to their customers who invest in the Funds.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other



40  Janus Investment Fund
  financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class S Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when



                                                         Shareholder's guide  41
  evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class S Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or



42  Janus Investment Fund
  contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - An exchange of Shares from each Fund held for 90 days or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."




                                                         Shareholder's guide  43

  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to "Redemption Fee."


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and retirement platforms. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of



44  Janus Investment Fund
  securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from a Fund held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic



                                                         Shareholder's guide  45
  withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan;
  (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains). For intermediary-imposed same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction. However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-initiated sale of shares after the exchange. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.


  In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and



46  Janus Investment Fund
  their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.



  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the




                                                         Shareholder's guide  47
  trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the



48  Janus Investment Fund
  security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 60-day lag. Holdings




                                                         Shareholder's guide  49
    are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.



  - TOP HOLDINGS. Each Fund's top holdings, consisting of security names only in alphabetical order and aggregate percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Each Fund discloses its top ten portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to June 30.





50  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance for each fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.



  INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed International Fund, and Janus Adviser INTECH Risk-Managed Value Fund (the "predecessor funds") into each respective Fund. For INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund, the financial highlights shown are for the Class S Shares of the respective predecessor fund. The predecessor funds had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to June 30.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class S Shares of the Funds (assuming reinvestment of all dividends and distributions).



                                                        Financial highlights  51


INTECH RISK-MANAGED GROWTH FUND - CLASS S*
                                                                               Janus Adviser
                                                                 INTECH Risk-Managed Growth Fund - Class S
------------------------------------------------------------------------------------------------------------------------
                                                  Period ended
                                                   January 31                       Years ended July 31
                                                     2009(1)        2008        2007        2006        2005       2004
                                                   (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                 $12.81        $14.36      $12.75      $13.28     $12.24     $11.13

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                           0.08          0.11        0.04        0.03       0.01         --
 Net gain/(loss) on securities (both realized
     and unrealized)                                  (4.84)        (0.98)        1.58        0.07       1.91       1.41

 Total from investment operations                     (4.76)        (0.87)        1.62        0.10       1.92       1.41

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                 (0.03)        (0.04)      (0.01)          --         --         --
 Distributions from capital gains                         --        (0.64)          --      (0.63)     (0.88)     (0.30)
 Redemption fees                                          --(2)         --(2)       --(2)       --(2)      --(2)      --(2)

 Total distributions and other                        (0.03)        (0.68)      (0.01)      (0.63)     (0.88)     (0.30)


 NET ASSET VALUE, END OF PERIOD                        $8.02        $12.81      $14.36      $12.75     $13.28     $12.24


 Total return(3)                                    (37.15)%       (6.68)%      12.72%       0.59%     15.98%     12.77%

 Net assets, end of period (in thousands)            $32,617       $70,963    $154,057    $121,473    $74,744    $46,376
 Average net assets for the period (in
     thousands)                                      $50,190      $117,236    $151,536     $97,158    $56,612    $40,172
 Ratio of gross expenses to average net
     assets(4)(5)(6)(7)                                1.04%         1.02%       1.05%       1.10%      1.10%      1.39%
 Ratio of net expenses to average net
     assets(4)(8)                                      1.04%         1.02%       1.05%       1.10%      1.10%      1.39%
 Ratio of net investment income/(loss) to
     average net assets(4)                             0.57%         0.36%       0.31%       0.35%      0.12%    (0.57)%
 Portfolio turnover rate(4)                             119%          125%        113%        100%       106%        92%
------------------------------------------------------------------------------------------------------------------------






 * Effective July 6, 2009, Class S Shares of Janus Adviser INTECH Risk-Managed Growth Fund (the "predecessor fund") were reorganized into Class S Shares of INTECH Risk-Managed Growth Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


(1) Period August 1, 2008 through January 31, 2009.





52  Janus Investment Fund

(2) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period end.

(3) Total return not annualized for periods of less than one year.


(4) Annualized for periods of less than one full year.


(5) The expense ratio reflects expenses prior to any expense offset arrangements.


(6) The ratio was 1.04% in 2009 (unaudited), 1.15% in 2006, 1.27% in 2005, and
    1.53% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.


(7) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.


(8) The expense ratio reflects expenses after any expense offset arrangements.





                                                        Financial highlights  53


INTECH RISK-MANAGED INTERNATIONAL FUND - CLASS S*
                                                                                Janus Adviser
                                                                      INTECH Risk-Managed International
                                                                                Fund - Class S
---------------------------------------------------------------------------------------------------------
                                                                    Period ended    Year or Period ended
                                                                     January 31            July 31
                                                                       2009(1)       2008         2007(2)
                                                                     (unaudited)


 NET ASSET VALUE, BEGINNING OF PERIOD                                    $8.95       $9.92         $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                             0.04        0.18           0.07
 Net gain/(loss) on securities (both realized and unrealized)           (3.64)      (1.02)         (0.15)

 Total from investment operations                                       (3.60)      (0.84)         (0.08)

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                                   (0.15)      (0.13)             --
 Distributions from capital gains                                           --          --             --
 Redemption fees                                                            --          --             --

 Total distributions and other                                          (0.15)      (0.13)             --


 NET ASSET VALUE, END OF PERIOD                                          $5.20       $8.95          $9.92


 Total return(3)                                                      (40.41)%     (8.61)%        (0.80)%

 Net assets, end of period (in thousands)                               $1,350      $2,268         $2,480
 Average net assets for the period (in thousands)                       $1,662      $2,477         $2,489
 Ratio of gross expenses to average net assets(4)(5)(6)                  0.87%       1.16%          1.16%
 Ratio of net expenses to average net assets(4)(7)                       0.86%       1.15%          1.15%
 Ratio of net investment income/(loss) to average net assets(4)          1.13%       1.67%          2.95%
 Portfolio turnover rate(4)                                               122%        105%           140%
---------------------------------------------------------------------------------------------------------






 * Effective July 6, 2009, Class S Shares of Janus Adviser INTECH Risk-Managed International Fund (the "predecessor fund") were reorganized into Class S Shares of INTECH Risk-Managed International Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Period May 2, 2007 (inception date) through July 31, 2007.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 4.73% in 2009 (unaudited), 4.43% in 2008, and 6.36% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.

(7) The expense ratio reflects expenses after any expense offset arrangements.




54  Janus Investment Fund


INTECH RISK-MANAGED VALUE FUND - CLASS S*
                                                                                 Janus Adviser INTECH Risk-
                                                                                Managed Value Fund - Class S
-----------------------------------------------------------------------------------------------------------------------
                                                                    Period ended
                                                                     January 31         Years or Period ended July 31
                                                                       2009(1)          2008         2007       2006(2)
                                                                     (unaudited)

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $9.86          $11.66      $10.63       $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                             0.10            0.20        0.17         0.07
 Net gain/(loss) on securities (both realized and unrealized)           (3.43)          (1.67)        1.00         0.56

 Total from investment operations                                       (3.33)          (1.47)        1.17         0.63

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                   (0.17)          (0.10)      (0.12)           --
 Distributions from capital gains                                           --          (0.23)      (0.02)           --

 Total distributions                                                    (0.17)          (0.33)      (0.14)           --


 NET ASSET VALUE, END OF PERIOD                                          $6.36           $9.86      $11.66       $10.63


 Total return(3)                                                      (33.92)%        (12.98)%      11.00%        6.30%

 Net assets, end of period (in thousands)                                 $170            $257        $295         $266
 Average net assets for the period (in thousands)                         $211            $284        $294         $256
 Ratio of gross expenses to average net assets(4)(5)(6)                  1.04%           1.10%       1.10%        1.10%
 Ratio of net expenses to average net assets(4)(7)                       1.04%           1.10%       1.10%        1.10%
 Ratio of net investment income/(loss) to average net assets(4)          2.46%           1.84%       1.43%        1.23%
 Portfolio turnover rate(4)                                                85%             78%         71%          98%
-----------------------------------------------------------------------------------------------------------------------






 * Effective July 6, 2009, Class S Shares of Janus Adviser INTECH Risk-Managed Value Fund (the "predecessor fund") were reorganized into Class S Shares of INTECH Risk-Managed Value Fund. The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.


(1) Period August 1, 2008 through January 31, 2009.

(2) Period December 30, 2005 (inception date) through July 31, 2006.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 1.33% in 2009 (unaudited), 1.41% in 2008, 1.62% in 2007, and
    3.92% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(7) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  55

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


56  Janus Investment Fund

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  57
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




58  Janus Investment Fund

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  59

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



60  Janus Investment Fund

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





                                                Glossary of investment terms  61

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



62  Janus Investment Fund
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  63

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                            July 2, 2009




                            RISK-MANAGED
                              INTECH Risk-Managed Core Fund
                                 (formerly named INTECH Risk-Managed Stock Fund)





                              JANUS INVESTMENT FUND
                                 CLASS S SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)




              This Prospectus describes INTECH Risk-Managed Core Fund (the "Fund"), a portfolio of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund. The Fund is subadvised by INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC).



              The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Only Class S Shares (the "Shares") are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  INTECH Risk-Managed Core Fund......................     2

FEES AND EXPENSES....................................     6

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................     9
  Risks..............................................    10
  Frequently asked questions about certain risks.....    11
  General portfolio policies.........................    11

MANAGEMENT OF THE FUND
  Investment adviser.................................    15
  Management expenses................................    15
  Subadviser.........................................    20
  Investment personnel...............................    20

OTHER INFORMATION....................................    22

DISTRIBUTIONS AND TAXES..............................    26

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    29
  Distribution and service fees......................    31
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    31
  Purchases..........................................    33
  Exchanges..........................................    34
  Redemptions........................................    35
  Redemption fee.....................................    36
  Excessive trading..................................    37
  Shareholder communications.........................    41

FINANCIAL HIGHLIGHTS.................................    42

GLOSSARY OF INVESTMENT TERMS.........................    43





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


INTECH RISK-MANAGED CORE FUND

  INTECH Risk-Managed Core Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INTECH RISK-MANAGED CORE FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark index with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types

2  Janus Investment Fund
  of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.




                                                          Risk/return summary  3

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.



  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions.



  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





4  Janus Investment Fund

  INTECH RISK-MANAGED CORE FUND(*) - CLASS S


   Annual returns for periods ended 12/31
                                                           17.09%    10.47%    10.82%     5.88%    -36.83%
                                                            2004      2005      2006      2007      2008

   Best Quarter:  4th-2004 9.36%     Worst Quarter:  4th-2008 -21.49%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -11.72%.



                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                                      1 year    5 years       (2/28/03)
  Class S Shares
    Return Before Taxes                                              -36.83%     -0.84%         4.00%
    Return After Taxes on Distributions                              -36.99%     -1.76%         3.06%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                                     -23.72%     -0.53%         3.56%
  S&P 500(R) Index(2)                                                -37.00%     -2.19%         3.19%
    (reflects no deduction for expenses, fees, or taxes)
                                                                   ---------------------------------------




   *  Formerly named INTECH Risk-Managed Stock Fund.
  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.


  After-tax returns are calculated using distributions for the Fund's Class J Shares for the periods prior to July 6, 2009. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  5

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class S Shares of the Fund. Expense information shown reflects estimated annualized expenses that Class S Shares of the Fund expect to incur during their fiscal year. It is important for you to know that a decline in the Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Fund. Significant declines in the Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Class S Shares do not impose sales charges when you buy or sell the Fund's Class S Shares. However, if you sell Class S Shares of the Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.







6  Janus Investment Fund

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                         Class S
 Sales charges........................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount redeemed)........   2.00%(2)(3)
 Exchange fee.........................................................................   None(3)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                                                  Acquired     Total                   Net
                                                       Distribution                Fund(7)  Annual Fund            Annual Fund
                                           Management     (12b-1)       Other     Fees and   Operating    Expense   Operating
                                             Fee(4)       Fees(5)    Expenses(6)  Expenses  Expenses(8)   Waivers  Expenses(8)
 INTECH Risk-Managed Core
   Fund(9)(10) - Class S                      0.38%        0.25%        0.55%       0.01%      1.19%       0.00%      1.19%



--------------------------------------------------------------------------------

   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
  (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
  (3) An exchange of Class S Shares from the Fund held for 90 days or less may be subject to the 2.00% redemption fee.

  (4) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital. This fee may adjust up or down monthly based on the Fund's performance relative to its benchmark index over the performance measurement period.

  (5) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (6) Since Class S Shares of the Fund did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class S Shares of the Fund expect to incur during their fiscal year. Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class S Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.


  (7) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Since Class S Shares of the Fund did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated.


  (8) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least November 1, 2010. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------




                                                          Risk/return summary  7

--------------------------------------------------------------------------------

  (9) The Fund pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.50%. Any such adjustment to this base fee rate commenced January 2007 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

 (10) Formerly named INTECH Risk-Managed Stock Fund.
--------------------------------------------------------------------------------
 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest
 $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                      1 Year   3 Years   5 Years    10 Years
                                                      --------------------------------------
 INTECH Risk-Managed Core Fund(1)(2) - Class S         $ 121    $ 378     $ 654      $ 1,443



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
 (2) Formerly named INTECH Risk-Managed Stock Fund.
--------------------------------------------------------------------------------




8  Janus Investment Fund

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  INTECH applies a mathematical investment process to construct an investment portfolio for the Fund. INTECH developed the formulas underlying this mathematical investment process.

  The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/economic trends to predict the future returns of stocks. The process seeks, over time, to generate a return in excess of the Fund's benchmark index over the long term, while controlling the risk relative to the benchmark index. The mathematical investment process involves:

  - selecting stocks primarily from stocks within the Fund's benchmark index;
  - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and
  - monitoring the total risk and volatility of the Fund's holdings with respect to its benchmark index.

  INTECH seeks, over time, to outperform the Fund's benchmark index through its mathematical investment process. INTECH seeks to identify stocks for the Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.

  The Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


                                    Principal investment strategies and risks  9

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. To the extent that foreign securities may be included in the Fund's benchmark index, INTECH's mathematical investment process may select foreign debt and equity securities from within the benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Fund may invest.

RISKS

  Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.


  The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as derivative investments. Certain types of investments may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.



  Janus Capital and INTECH each manage many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that the Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund's Statement of Additional Information ("SAI").





10  Janus Investment Fund

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

  As previously noted, to the extent that foreign securities may be included in the Fund's benchmark index, INTECH's mathematical investment process may select foreign debt and equity securities. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - currency risk
  - political and economic risk
  - regulatory risk
  - foreign market risk
  - transaction costs

3. HOW DOES THE FUND TRY TO REDUCE RISK?

  The Fund's subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

  The Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, it may invest in exchange-traded funds or use futures and options to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Fund.

GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policy with respect to borrowing, the percentage limitations



                                   Principal investment strategies and risks  11
  described in the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Fund. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  PORTFOLIO TURNOVER

  The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's mathematical investment process, the Fund may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Fund, and the nature of the Fund's investments. Portfolio turnover rates are not a factor in making buy and sell decisions.


  The rebalancing techniques used by the Fund may result in higher portfolio turnover compared to a "buy and hold" fund strategy. INTECH periodically rebalances the stocks in the portfolio to their target weighting versus the Fund's benchmark index, as determined by INTECH's mathematical investment process.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's



12  Janus Investment Fund
  inability to fulfill its obligation may result in significant financial loss to a fund. A fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis




                                   Principal investment strategies and risks  13

  SWAP AGREEMENTS
  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.




14  Janus Investment Fund

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. INTECH is responsible for the day-to-day management of the Fund's investment portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES


  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative services fees, the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing the Fund.



  The following table reflects the Fund's contractual investment advisory base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by the Fund.


  INTECH Risk-Managed Core Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index over the performance measurement

                                                      Management of the Fund  15
  period. Any adjustment to the investment advisory fee rate was effective January 2007. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.


  As an example, if the Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if the Fund underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.




                                                           Performance     Actual Investment
                                                            Adjusted          Advisory Fee
                                          Performance      Investment        Rate (%) (for
                             Base Fee      Hurdle vs.     Advisory Fee   the fiscal year ended
  Fund Name                  Rate (%)   Benchmark Index     Rate (%)       October 31, 2008)
----------------------------------------------------------------------------------------------
  INTECH Risk-Managed Core
     Fund(1)                   0.50        +/- 4.00%          0.33                0.33
----------------------------------------------------------------------------------------------



  (1) Formerly named INTECH Risk-Managed Stock Fund.


  The Fund's investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the S&P 500(R) Index.


  Only the base fee rate applied until January 2007, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment


  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous



16  Janus Investment Fund
  month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began January 2007 for the Fund.



  No Performance Adjustment is applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.



  The application of an expense limit, if any, will have a positive effect upon the Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  For performance measurement periods prior to July 6, 2009, the Fund calculated its Performance Adjustment by comparing the performance of the initial share




                                                      Management of the Fund  17
  class against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.


  The Fund's SAI contains additional information about performance-based fees.


  A discussion regarding the basis for the Trustees' approval of the Fund's investment advisory agreement and subadvisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.





18  Janus Investment Fund

  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least November 1, 2010.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  INTECH Risk-Managed Core Fund(1)(2)                     0.89
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

  (2) Formerly named INTECH Risk-Managed Stock Fund.




                                                      Management of the Fund  19

SUBADVISER


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to the Fund. INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund. Janus Capital owns approximately 92% of INTECH.


INVESTMENT PERSONNEL

    No one person of the investment team is primarily responsible for implementing the investment strategies of INTECH Risk-Managed Core Fund. A team of investment professionals consisting of Dr. Robert Fernholz, Dr. Adrian Banner, Dr. Jason Greene, and Joseph Runnels works together to implement the mathematical investment process.

    E. ROBERT FERNHOLZ has been Chief Investment Officer ("CIO") of INTECH since January 1991. Dr. Fernholz joined INTECH in 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process.

    ADRIAN BANNER has been Co-Chief Investment Officer ("Co-CIO") of INTECH since January 2009. Dr. Banner, previously Senior Investment Officer since September 2007 and Director of Research from August 2002 to August 2007, joined INTECH in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and B.Sc. in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner continues to teach at Princeton University, where he is also a part-time Lecturer in the Department of Mathematics. Dr. Banner implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements.




20  Janus Investment Fund

    JASON GREENE has been Vice President and Senior Investment Officer of INTECH since September 2006. Dr. Greene joined INTECH in September 2006 from Georgia State University where he was a tenured Associate Professor of Finance. He was also a consultant for the Office of Economic Analysis at the Securities and Exchange Commission and an expert consultant to mutual fund advisors. Dr. Greene has published numerous articles in premier academic and practitioner journals. He is a graduate of Rhodes College, cum laude, with a B.A. in Economics and Mathematics, and Indiana University with a Ph.D. in Finance. Dr. Greene has oversight, supervisory, and support responsibility for the day-to-day implementation of the portfolio management and trading process.


    JOSEPH W. RUNNELS, CFA, has been Vice President of Portfolio Management at INTECH since March 2003. Mr. Runnels joined INTECH in June 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the investment personnel is included in the SAI.




                                                      Management of the Fund  21

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  Only Class S Shares are offered by this Prospectus. The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  The Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General

22  Janus Investment Fund

  ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there



                                                           Other information  23
  was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.





24  Janus Investment Fund

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  25

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

26  Janus Investment Fund
  buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




                                                     Distributions and taxes  27

  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





28  Janus Investment Fund

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  The Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.


  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or

                                                         Shareholder's guide  29
  market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made



30  Janus Investment Fund
  between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN


  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), the Fund may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution and/or shareholder servicing of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund. Under the terms of the Class S Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class S Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers and other financial intermediaries for providing these services to their customers who invest in the Fund.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other



                                                         Shareholder's guide  31
  financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class S Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when



32  Janus Investment Fund
  evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, considering which share class of the Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class S Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or



                                                         Shareholder's guide  33
  contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - An exchange of Shares from the Fund held for 90 days or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."




34  Janus Investment Fund

  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to "Redemption Fee."


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and retirement platforms. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of



                                                         Shareholder's guide  35
  securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic



36  Janus Investment Fund
  withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan;
  (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains). For intermediary-imposed same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction. However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-initiated sale of shares after the exchange. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.


  In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This



                                                         Shareholder's guide  37
  makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Fund attempts to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Fund).

  Generally, a purchase and redemption of Shares from the Fund within 90 calendar days (i.e., "round trip") may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.


  The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Fund's Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the



38  Janus Investment Fund
  trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the



                                                         Shareholder's guide  39
  security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 60-day lag. Holdings




40  Janus Investment Fund
    are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.



  - TOP HOLDINGS. The Fund's top holdings, consisting of security names only in alphabetical order and aggregate percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. The Fund discloses its top ten portfolio holdings.


  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Fund will change its fiscal year end to June 30.





                                                         Shareholder's guide  41

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Fund since Class S Shares of the Fund are new.


42  Janus Investment Fund

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  43

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



44  Janus Investment Fund
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  45

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




46  Janus Investment Fund

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  47

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





48  Janus Investment Fund

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



                                                Glossary of investment terms  49
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




50  Janus Investment Fund

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                                                                              51

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52

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





           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.


           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                   janus.com/info


                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687

            The Trust's Investment Company Act File No. is 811-1879.

                                 July 2, 2009




                                 RISK-MANAGED
                                   INTECH Risk-Managed Growth Fund
                                   INTECH Risk-Managed International Fund
                                   INTECH Risk-Managed Value Fund

                              JANUS INVESTMENT FUND
                                 CLASS T SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes three portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds") are subadvised by INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC).


              The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class T Shares (the "Shares") are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  INTECH Risk-Managed Growth Fund....................     2
  INTECH Risk-Managed International Fund.............     7
  INTECH Risk-Managed Value Fund.....................    12

FEES AND EXPENSES....................................    17

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    20
  Risks..............................................    21
  Frequently asked questions about certain risks.....    22
  General portfolio policies.........................    23

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    27
  Management expenses................................    27
  Subadviser.........................................    29
  Investment personnel...............................    29

OTHER INFORMATION....................................    31

DISTRIBUTIONS AND TAXES..............................    35

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    38
  Administrative fees................................    40
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    40
  Purchases..........................................    41
  Exchanges..........................................    42
  Redemptions........................................    43
  Redemption fee.....................................    44
  Excessive trading..................................    46
  Shareholder communications.........................    50

FINANCIAL HIGHLIGHTS.................................    51

GLOSSARY OF INVESTMENT TERMS.........................    52






                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


INTECH RISK-MANAGED GROWTH FUND

  INTECH Risk-Managed Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INTECH RISK-MANAGED GROWTH FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark index with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types

2  Janus Investment Fund
  of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  GROWTH SECURITIES RISK. Securities of growth companies may be more volatile than other stocks. If a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that



                                                          Risk/return summary  3
  if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Janus Adviser INTECH Risk-Managed Growth Fund ("JAD predecessor fund") into the Fund. The performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund's Class S Shares prior to the reorganization, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.





4  Janus Investment Fund

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  5

  INTECH RISK-MANAGED GROWTH FUND - CLASS T


   Annual returns for periods ended 12/31
                                                           12.34%     6.90%     6.90%    10.30%    -42.71%
                                                            2004      2005      2006      2007      2008

   Best Quarter:  4th-2004 9.03%     Worst Quarter:  4th-2008 -25.11%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -4.88%.



                                                   Average annual total return for periods ended 12/31/08
                                                   ------------------------------------------------------
                                                                                        Since Inception
                                                                                      of Predecessor Fund
                                                                 1 year    5 years          (1/2/03)
  Class T Shares
    Return Before Taxes                                         -42.71%     -4.10%            0.23%
    Return After Taxes on Distributions                         -42.75%     -4.75%           -0.62%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                                -27.72%     -3.45%            0.00%
  Russell 1000(R) Growth Index(2)                               -38.44%     -3.42%            0.88%
    (reflects no deduction for expenses, fees, or taxes)

                                                              -------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.


  After-tax returns are calculated using distributions for the JAD predecessor fund's Class S Shares (formerly named Class I Shares) for the periods prior to July 6, 2009. If Class T Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




6  Janus Investment Fund

INTECH RISK-MANAGED INTERNATIONAL FUND

  INTECH Risk-Managed International Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INTECH RISK-MANAGED INTERNATIONAL FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark index with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income



                                                          Risk/return summary  7
  and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing



8  Janus Investment Fund
  techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Janus Adviser INTECH Risk-Managed International Fund ("JAD predecessor fund") into the Fund. The performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund's Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense




                                                          Risk/return summary  9
  limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





10  Janus Investment Fund

  INTECH RISK-MANAGED INTERNATIONAL FUND - CLASS T


   Annual returns for periods ended 12/31
                                                                                                   -43.68%
                                                                                                    2008

   Best Quarter:  2nd-2008 -2.42%  Worst Quarter:  3rd-2008 -21.70%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -14.38%.



                                                  Average annual total return for periods ended 12/31/08
                                                  ------------------------------------------------------
                                                                                       Since Inception
                                                                                     of Predecessor Fund
                                                                           1 year          (5/2/07)
  Class T Shares
    Return Before Taxes                                                   -43.68%          -28.31%
    Return After Taxes on Distributions                                   -43.72%          -28.49%
    Return After Taxes on Distributions and Sale of Fund Shares(1)        -27.87%          -23.47%
  Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe,
    Australasia, Far East) Index(2) (reflects no deduction for expenses,  -43.38%          -27.98%
    fees, or taxes)

                                                                        --------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The MSCI EAFE(R) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries.


  After-tax returns are calculated using distributions for the JAD predecessor fund's Class I Shares for the periods prior to July 6, 2009. If Class T Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  11

INTECH RISK-MANAGED VALUE FUND

  INTECH Risk-Managed Value Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INTECH RISK-MANAGED VALUE FUND seeks long-term growth of capital.

  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark index with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types



12  Janus Investment Fund
  of Investments" in this Prospectus, with further detail in the Statement of Additional Information.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the



                                                         Risk/return summary  13
  benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Fund. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.



  Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Janus Adviser INTECH Risk-Managed Value Fund ("JAD predecessor fund") into the Fund. The performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund's Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.





14  Janus Investment Fund

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





                                                         Risk/return summary  15

  INTECH RISK-MANAGED VALUE FUND - CLASS T


   Annual returns for periods ended 12/31
                                                                               17.09%     0.94%    -35.12%
                                                                                2006      2007      2008

   Best Quarter:  4th-2006 6.87%  Worst Quarter:  4th-2008 -21.39%





  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was -16.69%.



                                             Average annual total return for periods ended 12/31/08
                                             ------------------------------------------------------
                                                                                  Since Inception
                                                                                of Predecessor Fund
                                                                      1 year         (12/30/05)
  Class T Shares
    Return Before Taxes                                              -35.12%           -8.46%
    Return After Taxes on Distributions                              -35.44%           -8.95%
    Return After Taxes on Distributions and Sale of Fund Shares(1)   -22.49%           -7.14%
  Russell 1000(R) Value Index(2)                                     -36.85%           -8.31%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   --------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.


  After-tax returns are calculated using distributions for the JAD predecessor fund's Class I Shares for the periods prior to July 6, 2009. If Class T Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




16  Janus Investment Fund

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class T Shares of the Funds. Expense information shown reflects estimated annualized expenses that Class T Shares of the Funds expect to incur during their fiscal year. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Funds. Significant declines in a Fund's net assets will increase the Fund's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class T Shares do not impose sales charges when you buy or sell the Funds' Class T Shares. However, if you sell Class T Shares of a Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





                                                         Risk/return summary  17

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                         Class T
 Sales charges........................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount redeemed)........   2.00%(2)(3)
 Exchange fee.........................................................................   None(3)


--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                            Acquired   Total Annual                 Net
                                                             Fund(6)       Fund                 Annual Fund
                                 Management      Other      Fees and     Operating    Expense    Operating
                                   Fee(4)     Expenses(5)   Expenses    Expenses(7)   Waivers   Expenses(7)
 INTECH Risk-Managed Growth
   Fund - Class T                   0.50%        0.29%        0.00%        0.79%       0.00%       0.79%
 INTECH Risk-Managed
   International Fund - Class T     0.55%        3.95%        0.00%        4.50%(8)    3.25%       1.25%(8)
 INTECH Risk-Managed Value
   Fund - Class T                   0.50%        0.58%        0.00%        1.08%       0.08%       1.00%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (3) An exchange of Class T Shares from a Fund held for 90 days or less may be subject to the 2.00% redemption fee.
 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital.

 (5) Since Class T Shares of the Funds did not commence operations until July 6, 2009, Other Expenses are based on the estimated expenses that Class T Shares of the Funds expect to incur during their fiscal year. Included in Other Expenses is an administrative fee of 0.25% of the average daily net assets of Class T Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, or other shareholder services provided on behalf of shareholders of the Funds.


 (6) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Since Class T Shares of the Funds did not commence operations until July 6, 2009, Acquired Fund Fees and Expenses are estimated. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.


 (7) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total annual fund operating expenses (excluding administrative fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


 (8) For a three-year period which began May 2, 2007 (the predecessor fund's commencement of operations), Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

--------------------------------------------------------------------------------




18  Janus Investment Fund

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers or recoupments (if applicable) remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                     1 Year   3 Years   5 Years   10 Years
                                                     -------------------------------------
 INTECH Risk-Managed Growth Fund - Class T            $  81   $   252   $   439    $   978
 INTECH Risk-Managed International Fund - Class T     $ 451   $ 1,360   $ 2,278    $ 4,614
 INTECH Risk-Managed Value Fund - Class T             $ 110   $   343   $   595    $ 1,317



--------------------------------------------------------------------------------





                                                         Risk/return summary  19

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  INTECH applies a mathematical investment process to construct an investment portfolio for each Risk-Managed Fund. INTECH developed the formulas underlying this mathematical investment process.

  The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/economic trends to predict the future returns of stocks. The process seeks, over time, to generate a return in excess of each Fund's benchmark index over the long term, while controlling the risk relative to the benchmark index. The mathematical investment process involves:

  - selecting stocks primarily from stocks within a Fund's benchmark index;
  - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and
  - monitoring the total risk and volatility of a Fund's holdings with respect to its benchmark index.

  INTECH seeks, over time, to outperform each Fund's benchmark index through its mathematical investment process. INTECH seeks to identify stocks for each Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.


  Each Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.



20  Janus Investment Fund

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. To the extent that foreign securities may be included in a Fund's benchmark index, INTECH's mathematical investment process may select foreign debt and equity securities from within the applicable benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Funds may invest.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.


  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as derivative investments. Certain types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.



  Janus Capital and INTECH each manage many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds' Statement of Additional Information ("SAI").





                                   Principal investment strategies and risks  21

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  INTECH Risk-Managed International Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets. As previously noted, to the extent that foreign securities may be included in the other Risk-Managed Funds' respective benchmark indices, INTECH's mathematical investment process may select foreign debt and equity securities. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging



22  Janus Investment Fund
    market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

2. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds' subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

  The Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may invest in exchange-traded funds or use futures and options to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds.

3. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policy with respect to borrowing, the percentage limitations described in the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Funds may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds. To the extent a Fund invests its uninvested cash



                                   Principal investment strategies and risks  23
  through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  PORTFOLIO TURNOVER
  The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's mathematical investment process, the Funds may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Funds, and the nature of the Funds' investments. Portfolio turnover rates are not a factor in making buy and sell decisions.


  The rebalancing techniques used by the Funds may result in higher portfolio turnover compared to a "buy and hold" fund strategy. INTECH periodically rebalances the stocks in the portfolios to their target weighting versus each Fund's benchmark index, as determined by INTECH's mathematical investment process.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.


  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a




24  Janus Investment Fund
  counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  SWAP AGREEMENTS
  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."




                                   Principal investment strategies and risks  25

  SECURITIES LENDING
  A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.




26  Janus Investment Fund

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. INTECH is responsible for the day-to-day management of the Risk-Managed Funds' investment portfolios subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").


MANAGEMENT EXPENSES




  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including administrative fees, any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing the Funds.



  The following table reflects each Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by a Fund.



                                                     Management of the Funds  27

  The Funds pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.



                                                                              Actual Investment
                                                            Contractual          Advisory Fee
                                       Average Daily        Investment         Rate(1) (%) (for
                                        Net Assets       Advisory Fee (%)   the fiscal year ended
  Fund Name                             of the Fund        (annual rate)        July 31, 2008)
-------------------------------------------------------------------------------------------------
  INTECH Risk-Managed Growth Fund    All Asset Levels          0.50                  0.50
  INTECH Risk-Managed International
     Fund                            All Asset Levels          0.55                  0.00(2)
  INTECH Risk-Managed Value Fund     All Asset Levels          0.50                  0.20
-------------------------------------------------------------------------------------------------




  (1) Reflects any expense waivers in effect during the period.


  (2) For the fiscal year ended July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers) because the Fund's fee waiver exceeded the investment advisory fee.



  A discussion regarding the basis for the Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATIONS


  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding administrative fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2010.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  INTECH Risk-Managed Growth Fund                         0.90
  INTECH Risk-Managed International Fund                  1.00
  INTECH Risk-Managed Value Fund                          0.75
--------------------------------------------------------------------------






28  Janus Investment Fund

SUBADVISER


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to the Funds. INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Risk-Managed Funds. Janus Capital owns approximately 92% of INTECH.


INVESTMENT PERSONNEL

    No one person of the investment team is primarily responsible for implementing the investment strategies of the Risk-Managed Funds. A team of investment professionals consisting of Dr. Robert Fernholz, Dr. Adrian Banner, Dr. Jason Greene, and Joseph Runnels works together to implement the mathematical investment process.

    E. ROBERT FERNHOLZ has been Chief Investment Officer ("CIO") of INTECH since January 1991. Dr. Fernholz joined INTECH in 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process.

    ADRIAN BANNER has been Co-Chief Investment Officer ("Co-CIO") of INTECH since January 2009. Dr. Banner, previously Senior Investment Officer since September 2007 and Director of Research from August 2002 to August 2007, joined INTECH in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and B.Sc. in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner continues to teach at Princeton University, where he is also a part-time Lecturer in the Department of Mathematics. Dr. Banner implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements.




                                                     Management of the Funds  29

    JASON GREENE has been Vice President and Senior Investment Officer of INTECH since September 2006. Dr. Greene joined INTECH in September 2006 from Georgia State University where he was a tenured Associate Professor of Finance. He was also a consultant for the Office of Economic Analysis at the Securities and Exchange Commission and an expert consultant to mutual fund advisors. Dr. Greene has published numerous articles in premier academic and practitioner journals. He is a graduate of Rhodes College, cum laude, with a B.A. in Economics and Mathematics, and Indiana University with a Ph.D. in Finance. Dr. Greene has oversight, supervisory, and support responsibility for the day-to-day implementation of the portfolio management and trading process.


    JOSEPH W. RUNNELS, CFA, has been Vice President of Portfolio Management at INTECH since March 2003. Mr. Runnels joined INTECH in June 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the investment personnel is included in the SAI.




30  Janus Investment Fund

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  Only Class T Shares are offered by this Prospectus. The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares are not offered directly to individual investors. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about the other available share classes, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  LIQUIDATION/REORGANIZATION OF A FUND



  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.



                                                           Other information  31

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of



32  Janus Investment Fund
  the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. After the parties completed the supplemental briefing in the Marini Case, on June 12, 2009, the Court granted judgment in Janus' favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely's favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys' fees, and damage enhancement under the




                                                           Other information  33

  Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




34  Janus Investment Fund

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  35
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




36  Janus Investment Fund

  Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.


  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.



  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





                                                     Distributions and taxes  37

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  The Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, the Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. The Shares offer the ability for payment of up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, or other shareholder services provided on behalf of their clients. The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days

38  Janus Investment Fund
  or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds



                                                         Shareholder's guide  39
  are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

ADMINISTRATIVE FEES


  The Funds pay an annual administrative fee of 0.25% of net assets of Class T Shares for administrative services, including recordkeeping, subaccounting, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. These administrative fees are paid by the Shares of the Funds to Janus Services LLC, which uses such fees to reimburse intermediaries. Janus Services or its affiliates may also pay administrative fees to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Funds.


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  Janus Capital or its affiliates may pay, from their own assets, selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  For Class T Shares, as well as for other share classes, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and



40  Janus Investment Fund
  maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.

PURCHASES

  Purchases of Shares may be made only through financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Payments to Financial Intermediaries by Janus Capital or its Affiliates," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering



                                                         Shareholder's guide  41

  Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class T Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).




42  Janus Investment Fund

  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.


  - Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - An exchange of Shares from each Fund held for 90 days or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


  Financial intermediaries may also exchange shares of one class for another class of shares within the same fund for shares held through retirement plans and wrap fee or similar platforms, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. For applicability of redemption fees on a same-fund exchange, refer to "Redemption Fee."


REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.

  Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an



                                                         Shareholder's guide  43
  emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from a Fund held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period



44  Janus Investment Fund
  will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.


  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Janus Capital; and (viii) reinvested distributions (dividends and capital gains). For intermediary-imposed same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction. However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-initiated sale of shares after the exchange. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.


  In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.




                                                         Shareholder's guide  45

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - trade monitoring;

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Funds).


  Generally, a purchase and redemption of Shares from the same Fund within 90 calendar days (i.e., "round trip") may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.



  The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and




46  Janus Investment Fund

  (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.




                                                         Shareholder's guide  47

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.




48  Janus Investment Fund

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at janus.com/info.



  - TOP HOLDINGS. Each Fund's top holdings, consisting of security names only in alphabetical order and aggregate percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Each Fund discloses its top ten portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be



                                                         Shareholder's guide  49
  made without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.


  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. As soon as reasonably practicable following the reorganization, the Funds will change their fiscal year end to June 30.





50  Janus Investment Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Funds since Class T Shares of the Funds are new.


                                                        Financial highlights  51

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


52  Janus Investment Fund

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  53
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




54  Janus Investment Fund

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  55

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



56  Janus Investment Fund

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of 25% or more of a Fund's total assets in an industry or group of industries.





                                                Glossary of investment terms  57

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold



58  Janus Investment Fund
  the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  59

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60

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    janus.com/info


                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-1879.

                                   July 2, 2009



                                   ALTERNATIVE
                                     Janus Global Real Estate Fund
                                     Janus Long/Short Fund

                                   GROWTH & CORE
                                     Janus Forty Fund

                                   INTERNATIONAL & GLOBAL
                                     Janus International Equity Fund
                                     Janus International Forty Fund

                                   RISK-MANAGED
                                     INTECH Risk-Managed Growth Fund
                                     INTECH Risk-Managed International Fund
                                     INTECH Risk-Managed Value Fund

                                   VALUE
                                     Perkins Large Cap Value Fund








                              JANUS INVESTMENT FUND
                                 CLASS A SHARES
                                 CLASS C SHARES
                                 CLASS I SHARES
                                 CLASS R SHARES
                                 CLASS S SHARES
                                 CLASS T SHARES

                       Statement of Additional Information


    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares (collectively, the "Shares") of the Funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Fund. In addition, subadvisers are responsible for the day-to-day operations of certain Funds. Certain Funds do not offer all classes of the Shares.



    On July 6, 2009, as the result of the reorganization of funds of the Janus Adviser Series trust into the Trust, each of the Funds listed above assumed the assets and liabilities of the corresponding Janus Adviser Series funds (each, a "predecessor fund" and collectively, the "predecessor funds"). For this reason, certain historical information contained in this SAI for periods prior to July 6, 2009 is that of the predecessor funds. In addition, the Annual and Semiannual Reports, which contain important financial information about the predecessor funds, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.



    This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectuses dated July 2, 2009, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses. The Annual and Semiannual Reports (as they become available), which contain important financial information about the Funds, are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------




Classification, Investment Policies and Restrictions, and Investment
Strategies and Risks.........................................................     2

Investment Adviser and Subadvisers...........................................    32

Custodian, Transfer Agent, and Certain Affiliations..........................    51

Portfolio Transactions and Brokerage.........................................    53

Trustees and Officers........................................................    57

Shares of the Trust..........................................................    70
  Net Asset Value Determination..............................................    70
  Purchases..................................................................    70
  Distribution and Shareholder Servicing Plans...............................    73
  Redemptions................................................................    76

Income Dividends, Capital Gains Distributions, and Tax Status................    78

Principal Shareholders.......................................................    80

Miscellaneous Information....................................................    86
  Shares of the Trust........................................................    86
  Shareholder Meetings.......................................................    86
  Voting Rights..............................................................    87
  Master/Feeder Option.......................................................    87
  Independent Registered Public Accounting Firm..............................    87
  Registration Statement.....................................................    87

Financial Statements.........................................................    88

Appendix A...................................................................    89
  Explanation of Rating Categories...........................................    89


CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,
AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


JANUS INVESTMENT FUND

  This Statement of Additional Information includes information about 9 series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.

  EQUITY FUNDS. Janus Global Real Estate Fund, Janus Long/Short Fund, Janus Forty Fund, Janus International Equity Fund, Janus International Forty Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, INTECH Risk-Managed Value Fund, and Perkins Large Cap Value Fund may be referred to collectively in this SAI as the "Equity Funds."

CLASSIFICATION

  The Investment Company Act of 1940, as amended ("1940 Act"), classifies mutual funds as either diversified or nondiversified. Janus Global Real Estate Fund, Janus Long/Short Fund, Janus Forty Fund, and Janus International Forty Fund are classified as nondiversified. Janus International Equity Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, INTECH Risk-Managed Value Fund, and Perkins Large Cap Value Fund are classified as diversified.

SUBADVISERS

  FUNDS SUBADVISED BY INTECH. INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) is the investment subadviser for INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds").


  FUND SUBADVISED BY PERKINS. Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC) is the investment subadviser for Perkins Large Cap Value Fund.


INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

  The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds. Unless otherwise noted, each of these policies applies to each Fund, except policies (1) and (2), which apply only to the Funds specifically listed in those policies.

  (1) With respect to 75% of its total assets, Janus International Equity Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, INTECH Risk-Managed Value Fund, and Perkins Large Cap Value Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

  Each Fund may not:


  (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities), and for Janus Long/Short Fund only (U.S. Government securities and securities of other investment companies), except that:



    (i) Janus Global Real Estate Fund will invest 25% or more of the value of its total assets in the real estate or real estate-related industries and U.S. Government securities.



  (3) Invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.


  (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  (5) Lend any security or make any other loan if, as a result, more than one-third of a Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (6) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (7) Borrow money except that a Fund, with the exception of Janus Long/Short Fund, may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

  In the case of Janus Long/Short Fund, the Fund may not borrow money, except as permitted by the 1940 Act or exemptions therefrom and the rules and interpretive provisions of the Securities and Exchange Commission ("SEC") thereunder.

  As a fundamental policy, a Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.

  The Board of Trustees ("Trustees") has adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

  (1) If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).


  (2) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, each Fund may engage in short sales other than against the box, which involve selling a security that a Fund borrows and does not own. The Trustees may impose limits on a Fund's investments in short sales, as described in the Fund's prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.


  (3) The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

  (4) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

  In the case of Janus Long/Short Fund, the Fund may not mortgage, pledge, hypothecate, or in manner transfer any securities or other assets owned or held by the Fund except in connection with permitted borrowings and in connection with margin deposits, security interests, liens, and collateral arrangements with respect to transactions involving short sales, options, futures contracts, and other permitted investment techniques.

  (5) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (6) The Funds may not invest in companies for the purpose of exercising control of management.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

  For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

  For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO A CERTAIN FUND

  JANUS GLOBAL REAL ESTATE FUND. As a fundamental policy, the Fund will concentrate 25% or more of its net assets in securities of issuers in real estate or related industries.

INVESTMENT STRATEGIES AND RISKS

Diversification

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.

Cash Position

  As discussed in the Prospectuses, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Fund may also invest in money market funds, including funds managed by Janus Capital. (Refer to "Investment Company Securities.")

  The Risk-Managed Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These Funds may use exchange-traded funds as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These Funds may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the Funds' otherwise applicable percentage limits, policies, or their normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.

Illiquid Investments

  Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Investments in Rule 144A Securities could have the effect of increasing the level of the Funds' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the "1933 Act").

  If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Fund to decline.

  Each Fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each Fund may make an initial investment of up to 0.5% of a Fund's total assets in any one venture capital company. A Fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

  Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.

Securities Lending

  Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in non-affiliated money market funds or other accounts.

Foreign Securities

  Within the parameters of its specific investment policies, each Fund, including each Risk-Managed Fund to the extent that foreign securities may be included in its respective benchmark index, may invest in foreign securities either indirectly

  (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


  EMERGING MARKETS. Within the parameters of its specific investment policies, each Fund, particularly Janus International Forty Fund, may invest its assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index(SM). Janus Global Real Estate Fund and Janus International Equity Fund will normally limit their investments in emerging market countries to 15% of their net assets. Janus Long/Short Fund has, at times, invested a significant portion of its assets in emerging markets and may continue to do so. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each Fund's investments by country is contained in the Funds' shareholder reports and Form N-Q reports, which are filed with the SEC.


Borrowing

  Janus Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, a Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Each Fund may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows a Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

  The use of borrowing by Janus Long/Short Fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage.

Short Sales

  Each Fund, with the exception of the Risk-Managed Funds, may engage in "short sales against the box." This technique involves either selling short a security that a Fund owns, or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. A Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

  Each Fund, with the exception of the Risk-Managed Funds, may also engage in other short sales. A Fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security's market purchase price will be less than its borrowing price. In a short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, a Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, a Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, a Fund may also be required to pay a premium, which would increase the cost of the security sold.

  The Funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

  Until a Fund closes its short position or replaces the borrowed security, the Fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. A Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits a Fund's leveraging of its investments and the related risk of losses from leveraging. A Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. A Fund's ability to invest in short sales may be limited, as described in the Fund's prospectus.


Zero Coupon, Step Coupon, and Pay-In-Kind Securities

  Within the parameters of its specific investment policies, each Fund, with the exception of the Risk-Managed Funds, may invest up to 10% of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

  Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Fund may obtain such cash from selling other portfolio holdings, which may cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

  Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

  The Funds, with the exception of the Risk-Managed Funds, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("Ginnie Mae") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment.

  Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

  The Federal Home Loan Mortgage Corporation ("Freddie Mac") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  The Federal National Mortgage Association ("Fannie Mae") issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  On September 7, 2008, the Federal Housing Finance Agency ("FHFA"), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac's assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA's conservatorship will have on Fannie Mae and Freddie Mac's debt and equities is unclear.

  Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

  The Funds' investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

  The Funds, with the exception of the Risk-Managed Funds, also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Funds' Prospectuses may apply.

Investment Company Securities

  From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or
  (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Funds may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The Funds may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the Funds invest in money market funds or other funds, the Funds will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, as the adviser to the Funds and the money market funds or other funds or investment vehicles in which the Funds may invest, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the Funds and the money market funds and other funds.

  Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits of the 1940 Act.

Depositary Receipts

  Each Fund, including each Risk-Managed Fund to the extent that they may be included in its benchmark index, may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

  Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign



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  security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' Prospectuses.

U.S. Government Securities


  To the extent permitted by its investment objective and policies, each Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities, including Treasury Inflation Protection Securities (TIPS), and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.


Municipal Obligations

  The Funds, with the exception of the Risk-Managed Funds, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

  Other types of income-producing securities that the Funds, with the exception of the Risk-Managed Funds, may purchase include, but are not limited to, the following types of securities:

  INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Funds will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money, or its NAV could decline by the use of inverse floaters.

  STANDBY COMMITMENTS. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security's liquidity.

  The Funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

  VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

  In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts ("REITs")

  Within the parameters of their specific investment policies, the Funds may invest in REITs. Janus Global Real Estate Fund may invest a significant amount of its assets in these types of securities. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

  Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

  Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.

  Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund's portfolio, although a Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.

Mortgage Dollar Rolls

  Janus Global Real Estate Fund and Janus Long/Short Fund also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar roll" transaction, a Fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

  A Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by a Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed security. A Fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the "drop," as well as the interest earned on the cash proceeds of the initial sale.

  Successful use of mortgage dollar rolls depends on a Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.

Bank Loans

  Janus Long/Short Fund (no more than 5% of the Fund's total assets) may invest in bank loans, which include institutionally traded floating rate securities.

  Bank loans, which include institutionally traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancing, and often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. The Funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder's portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk.

  When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by the Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, the Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.

  If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. The Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund's NAV.

  The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.

  FLOATING RATE LOANS
  Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an "agent") for a lending group or "syndicate" of financial institutions. In most cases, a Fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as the Fund, and the agent may determine to waive certain covenants contained in the loan agreement that the Fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, the Fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform credit analysis on the agent or other intermediate participants.


  Floating rate loans have interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks ("Prime Rate") or the rate paid on large certificates of deposit traded in the secondary markets ("CD rate"). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund's net asset value as a result of changes in interest rates. The Fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.



  While the Funds generally expect to invest in fully funded term loans, certain of the loans in which the Funds may invest include revolving loans and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower's discretion. As such, the Fund would need to maintain amounts sufficient to meet its contractual obligations. In cases where the Fund invests in revolving loans and delayed draw term loans, the Fund will maintain high quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to the Fund than investments in floating rate loans. Loans involving revolving credit facilities or delayed terms may require the Fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, the Fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.





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

  Purchasers of floating rate loans may pay and/or receive certain fees. The Funds may receive fees such as covenant waiver fees or prepayment penalty fees. A Fund may pay fees such as facility fees. Such fees may affect the Fund's return.

  The Funds do not intend to purchase floating rate loans through private placements or other transactions that may involve confidential information. Such a policy may place a Fund at a disadvantage relative to other investors in floating rate loans who do not follow such a policy, as the Fund may be limited in its available investments or unable to make accurate assessments related to certain investments.

  Notwithstanding its intention to generally not receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in a Fund's holdings. To the extent required by applicable law, Janus Capital's ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information, which could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

  The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, a Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  OTHER FLOATING RATE SECURITIES
  The Funds may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on pre-determined dates.

High-Yield/High-Risk Bonds

  Within the parameters of its specific investment policies, each Fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). Under normal circumstances, each of the Funds indicated will limit its investments in such bonds to 35% or less of its net assets (Janus Global Real Estate Fund, Janus Long/Short Fund, Janus Forty Fund, and Janus International Forty Fund) or 20% or less of its net assets (Janus International Equity Fund and Perkins Large Cap Value Fund). The Risk-Managed Funds do not intend to invest in high-yield/high-risk bonds.

  Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

  Any Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds may be included in any Fund's limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

  A Fund may hold defaulted securities if the portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' and/or investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

  FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

  DISPOSITION OF PORTFOLIO SECURITIES. Although the Funds generally will purchase securities for which their portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

  OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options, and Other Derivative Instruments

  The Funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.


  A Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The Funds may not use any derivative to gain exposure to an asset or class of assets that they would be prohibited by their investment restrictions from purchasing directly.


  Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

  Credit risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

  Currency risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

  Leverage risk - the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

  Liquidity risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

  Index risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

  Derivatives may generally be traded over-the-counter ("OTC") or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser's needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

  FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the Fund and the Internal Revenue Code), or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant ("FCM") or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

  The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business. FCMs may no longer maintain margin assets with the Funds' custodian or subcustodian and are required to hold such accounts directly.

  The Funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

  Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

  The Funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

  With the exception of the Risk-Managed Funds, if a Fund owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Fund's interest rate futures contract would increase, thereby keeping the NAV of that Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

  Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

  OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. A purchased option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.

  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

  The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

  FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Funds, with the exception of the Risk-Managed Funds, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

  The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

  These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if the portfolio managers' and/or investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

  In general, the Funds cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract, or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

  OPTIONS ON FOREIGN CURRENCIES. The Funds, with the exception of the Risk-Managed Funds, may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

  The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

  The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  EURODOLLAR INSTRUMENTS. Each Fund, with the exception of the Risk-Managed Funds, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

  ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

  Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

  In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and
  (v) low trading volume.

  A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Fund. Such participation may subject a Fund to expenses such as legal fees and may make that Fund an "insider" of the issuer for purposes of the federal securities laws, which may restrict that Fund's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by a Fund on such committees also may expose that Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that Fund's rights as a creditor or to protect the value of securities held by that Fund.


  OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the Funds may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Such investments may be made in an effort to increase current income and to reduce fluctuations in NAV. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put's exercise price; and (ii) for a written call, owning the underlying instrument. The Funds may write and buy options on the same types of securities that the Funds may purchase directly. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option's expiration date. A European-style option is an option contract that can only be exercised on the option's expiration date.



  A Fund may cover its obligations on a put option by segregating cash or other liquid assets with the Fund's custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. A Fund may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by that Fund in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.



  A Fund may cover its obligations on a call option by segregating cash or other liquid assets with the Fund's custodian for a value equal to: (i) the full notional value of the call for physically settled options; or (ii) the in-the-money value of the call for cash settled options. A Fund may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash or other liquid assets in a segregated account with its custodian.


  A Fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.


  The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.


  The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

  The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

  A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

  An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Fund may not be able to effect closing transactions in particular options and that Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

  A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

  The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

  A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

  A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

  A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

  OPTIONS ON SECURITIES INDICES. The Funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange ("NYSE")

  Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

  Options on securities indices are similar to options on securities except that
  (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

  OPTIONS ON NON-U.S. SECURITIES INDICES. The Funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Funds may also purchase and write OTC options on foreign securities indices.

  The Funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.

  Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Funds generally will only purchase or write such an option if Janus Capital or the subadviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Funds will not purchase such options unless Janus Capital or the subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

  Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. A Fund's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

  In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

  YIELD CURVE OPTIONS. The Funds may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.


  SWAPS AND SWAP-RELATED PRODUCTS. The Funds, with the exception of the Risk-Managed Funds, may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Fund. The Funds will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each swap will be calculated on a daily basis, and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

  Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If there is a default by the other party to such a transaction, a Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty.


  A Fund normally will not enter into any equity or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital's guidelines may be adjusted in accordance with market conditions. Janus Capital (or the subadviser, if applicable) will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by an NRSRO will meet Janus Capital's guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.


  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

  There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by a Fund. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

  Another form of a swap agreement is the credit default swap. A Fund may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of the Fund) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap. The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

  Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

  A Fund may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps that are based on an index of credit default swaps ("CDXs") or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.


  A Fund investing in CDXs is normally only permitted to take long positions in these instruments. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A Fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the Fund. By investing in CDXs, a Fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.

  STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

  Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a Fund's gains or losses. The risk of collateral debt obligations depends largely on the type of collateral security. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.

  Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund's ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Fund's net assets, when combined with all other illiquid investments of each Fund.

PORTFOLIO TURNOVER


  As a reference point, a portfolio turnover rate of 100% would mean that a Fund had sold and purchased securities valued at 100% of its net assets within a one-year period. A Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of a Fund's investments, and the investment style and/or outlook of the portfolio managers and/or investment personnel. A Fund's portfolio turnover rate may be higher when a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance.

  The following table summarizes the portfolio turnover rates for the Janus Adviser Series funds prior to the reorganization of the funds into corresponding Funds in Janus Investment Fund. Prior to the reorganizations, the funds in Janus Adviser Series had a fiscal year end of July 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30. The table summarizes the portfolio turnover rates for the predecessor funds for the last two fiscal years ended July 31.


                                                          Portfolio Turnover Rate for      Portfolio Turnover Rate for
                                                             the fiscal year ended            the fiscal year ended
  Fund Name                                                     July 31, 2008(1)                 July 31, 2007(1)
  --------------------------------------------------------------------------------------------------------------------
  ALTERNATIVE
    Janus Global Real Estate Fund (formerly known as
       Janus Adviser Global Real Estate Fund)                           8%(2)                           N/A
    Janus Long/Short Fund (formerly known as Janus
       Adviser Long/Short Fund)                                       156%(3)                           94%
  GROWTH & CORE
    Janus Forty Fund (formerly known as Janus Adviser
       Forty Fund)                                                     40%                              22%
  INTERNATIONAL & GLOBAL
    Janus International Equity Fund (formerly known as
       Janus Adviser International Equity Fund)                        39%                              57%(4)
    Janus International Forty Fund (formerly known as
       Janus Adviser International Forty Fund)                         54%(5)                           N/A
  RISK-MANAGED
    INTECH Risk-Managed Growth Fund (formerly known as
       Janus Adviser INTECH Risk-Managed Growth Fund)                 125%                             113%
    INTECH Risk-Managed International Fund (formerly
       known as Janus Adviser INTECH Risk-Managed
       International Fund)                                            105%                             140%(6)
    INTECH Risk-Managed Value Fund (formerly known as
       Janus Adviser INTECH Risk-Managed Value Fund)                   78%                              71%
  VALUE
    Perkins Large Cap Value Fund(7) (formerly known as
       Janus Adviser Perkins Large Cap Value Fund)                     N/A                              N/A



  (1) Annualized for periods of less than one full year.
  (2) November 28, 2007 (effective date) to July 31, 2008.
  (3) The increase in the portfolio turnover rate was partially due to a restructuring of the Fund's portfolio as a result of a change in portfolio management.
  (4) November 28, 2006 (effective date) to July 31, 2007.
  (5) May 30, 2008 (effective date) to July 31, 2008.
  (6) May 2, 2007 (effective date) to July 31, 2007.

  (7) Portfolio Turnover is not available because the predecessor fund did not commence operations until December 31, 2008.


PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Portfolio holdings of funds subadvised by INTECH are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each Fund at janus.com/info.


  - TOP HOLDINGS. Each fund's (with the exception of funds subadvised by INTECH) top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top holdings of funds subadvised by INTECH, consisting of security names only in alphabetical order and aggregate percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.


  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.


  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.

  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.


   NAME                                                 FREQUENCY               LAG TIME
   ----                                                 ---------               --------
   ACA Compliance Group                                 As needed               Current
   Barclays Capital Inc.                                Daily                   Current
   Bowne & Company Inc.                                 Daily                   Current
   Brockhouse & Cooper Inc.                             Quarterly               Current
   Brown Brothers Harriman & Co.                        Daily                   Current
   Callan Associates Inc.                               As needed               Current
   Cambridge Associates LLC                             Quarterly               Current
   Canterbury Consulting Inc.                           Monthly                 Current
   Charles River Systems, Inc.                          As needed               Current
   Charles Schwab & Co., Inc.                           As needed               Current
   Citibank, N.A.                                       Daily                   Current
   CMS BondEdge                                         As needed               Current
   Consulting Services Group, LLC                       As needed               Current
   Deloitte & Touche LLP                                As needed               Current

   NAME                                                 FREQUENCY               LAG TIME
   ----                                                 ---------               --------
   Deloitte Tax LLP                                     As needed               Current
   Dresdner Bank, AG New York Branch                    As needed               Current
   Eagle Investment Systems Corp.                       As needed               Current
   Eaton Vance Management                               As needed               Current
   Ennis, Knupp & Associates, Inc.                      As needed               Current
   Ernst & Young LLP                                    As needed               Current
   FactSet Research Systems, Inc.                       As needed               Current
   Financial Models Company, Inc.                       As needed               Current
   FT Interactive Data Corporation                      Daily                   Current
   Imagine Software Inc.                                As needed               Current
   Institutional Shareholder Services, Inc.             Daily                   Current
   International Data Corporation                       Daily                   Current
   Investment Technology Group, Inc.                    Daily                   Current
   Jeffrey Slocum & Associates, Inc.                    As needed               Current
   Lehman Brothers Inc.                                 Daily                   Current
   Marco Consulting Group, Inc.                         Monthly                 Current
   Marquette Associates                                 As needed               Current
   Markit Loans, Inc.                                   Daily                   Current
   Mercer Investment Consulting, Inc.                   As needed               Current
   Merrill Communications LLC                           Semi-annually           5 days
   Moody's Investors Service Inc.                       Weekly                  7 days or more
   New England Pension Consultants                      Monthly                 Current
   Omgeo LLC                                            Daily                   Current
   PricewaterhouseCoopers LLP                           As needed               Current
   Prima Capital Management, Inc.                       Quarterly               15 days
   R.V. Kuhns & Associates                              As needed               Current
   Reuters America Inc.                                 Daily                   Current
   Rocaton Investment Advisors, LLC                     As needed               Current
   Rogerscasey, Inc.                                    Quarterly               Current
   Russell/Mellon Analytical Services, LLC              Monthly                 Current
   Sapient Corporation                                  As needed               Current
   SEI Investments                                      As needed               Current
   SimCorp USA, Inc.                                    As needed               Current
   Standard & Poor's                                    Daily                   Current
   Standard & Poor's Financial Services                 Weekly                  2 days or more
   Standard & Poor's Securities Evaluation              Daily                   Current
   State Street Bank and Trust Company                  Daily                   Current
   Stratford Advisory Group, Inc.                       As needed               Current
   Summit Strategies Group                              Monthly; Quarterly      Current
   The Yield Book Inc.                                  Daily                   Current
   Tower Investment                                     As needed               30 days
   Wachovia Securities LLC                              As needed               Current
   Wall Street On Demand, Inc.                          Monthly; Quarterly      30 days; 15 days
   Wilshire Associates Incorporated                     As needed               Current
   Yanni Partners, Inc.                                 Quarterly               Current
   Zephyr Associates, Inc.                              Quarterly               Current

  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds' portfolio holdings disclosure policies.

INVESTMENT ADVISER AND SUBADVISERS
--------------------------------------------------------------------------------


INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

  As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


  Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the members of the Board of Trustees are "affiliated persons" of Janus Capital as that term is defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs. Each Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Funds' transfer agent. As discussed in this section, Janus Capital has delegated certain of these duties for certain Funds to INTECH and Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and each Subadviser.


  Each Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and
  (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


  A discussion regarding the basis for the Trustees' approval of the Funds' Investment Advisory Agreements and Sub-Advisory Agreements (as applicable) will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

  The Funds pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Fund for Funds with an annual fixed-rate fee, and is calculated at the annual rate. The detail for Funds with this fee structure is shown below under "Average Daily Net Assets of Fund." Funds that pay a fee that may adjust up or down based on the Fund's performance relative to its benchmark index over the performance measurement period have "N/A" in the "Average Daily Net Assets of Fund" column below. The following table also reflects the Funds' contractual fixed-rate investment advisory fee rate for Funds with an annual fee based on average daily net assets and the "base fee" rate prior to any performance fee adjustment for Funds that have a performance fee structure.


                                                                                         Contractual
                                                                                     Investment Advisory
                                                              Average Daily Net       Fees/Base Fees (%)
  Fund Name                                                     Assets of Fund          (annual rate)
  ------------------------------------------------------------------------------------------------------
  ALTERNATIVE
    Janus Global Real Estate Fund                                     N/A                    0.75
    Janus Long/Short Fund                                     All Asset Levels               1.25
  GROWTH & CORE
    Janus Forty Fund                                          All Asset Levels               0.64
  INTERNATIONAL & GLOBAL
    Janus International Equity Fund                                   N/A                    0.68
    Janus International Forty Fund                                    N/A                    0.73
  RISK-MANAGED
    INTECH Risk-Managed Growth Fund                           All Asset Levels               0.50
    INTECH Risk-Managed International Fund                    All Asset Levels               0.55
    INTECH Risk-Managed Value Fund                            All Asset Levels               0.50
  VALUE
    Perkins Large Cap Value Fund                                      N/A                    0.64



  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  APPLIES TO JANUS INTERNATIONAL EQUITY FUND, JANUS GLOBAL REAL ESTATE FUND, JANUS INTERNATIONAL FORTY FUND, AND PERKINS LARGE CAP VALUE FUND ONLY

  Effective on the dates shown below, each of Janus International Equity Fund, Janus Global Real Estate Fund, Janus International Forty Fund, and Perkins Large Cap Value Fund implemented an investment advisory fee rate that adjusts up or down based upon each Fund's performance relative to the cumulative investment record of its respective benchmark index over the performance measurement period. Any performance adjustment commenced or will commence on the date shown below. Prior to the effective date of the performance adjustment, only the base fee applies.


                                                                 Effective Date of      Effective Date of
                                                                  Performance Fee        First Adjustment
  Fund                                                              Arrangement          to Advisory Fee
  -------------------------------------------------------------------------------------------------------
  Janus International Equity Fund                                     12/01/06               12/01/07
  Janus Global Real Estate Fund                                       12/01/07               12/01/08
  Janus International Forty Fund                                      06/01/08               06/01/09
  Perkins Large Cap Value Fund                                        01/01/09               01/01/10




  Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by each Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Fund's Base Fee Rate applies for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. As is currently the case, the investment advisory fee is paid monthly in arrears.

  The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.



  The application of an expense limit, if any, will have a positive effect upon a Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  The investment performance of a Fund's load-waived Class A Shares is used for purposes of calculating the Fund's Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's load-waived Class A Shares against the cumulative investment record of that Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.


  The Trustees may determine that a class of shares of a Fund other than Class A Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.

  The Trustees may from time to time determine that another securities index for a Fund is a more appropriate benchmark index for purposes of evaluating the performance of that Fund. In that event, the Trustees may approve the substitution of a successor index for the Fund's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund's performance compared to its former benchmark index. Any change to a particular Fund's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to a Fund's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Fund's benchmark index is appropriate.

  It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.

  If the average daily net assets of a Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance

  Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Fund had not increased its net assets during the performance measurement period.


  Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been shrinking. Assume its monthly Base Fee Rate was 1/12(th) of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.



  The Base Fee Rate would be computed as follows:


  $200 million x 0.60% / 12 = $100,000

  If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

  $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.375%
  of $200 million.

  If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12(th) of 0.975% of $200 million.

  If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12(th) of 0.225% of $200 million.


  Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.975% in the case of outperformance, or approximately 1/12(th) of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.


  By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.


  The Base Fee Rate would be computed as follows:


  $800 million x 0.60% / 12 = $400,000

  If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

  $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.094%
  of $800 million.

  If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12(th) of 0.694% of $800 million.

  If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12(th) of 0.506% of $800 million.

  Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.694% in the case of outperformance, or approximately 1/12(th) of 0.506% in the case of underperformance.

  The Base Fee Rate for each Fund and the Fund's benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:



                                                                                             Base Fee Rate (%)
  Fund Name                               Benchmark Index                                      (annual rate)
  ------------------------------------------------------------------------------------------------------------
  Janus International Equity Fund         MSCI EAFE(R) Index(1)                                     0.68
  Janus Global Real Estate Fund           FTSE EPRA/NAREIT Global Real Estate Index(2)              0.75
  Janus International Forty Fund          MSCI All Country World ex-U.S. Index(SM)(3)               0.73
  Perkins Large Cap Value Fund            Russell 1000(R) Value Index(4)                            0.64(5)





  (1) The MSCI EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East. The index includes reinvestment of dividends, net of foreign withholding taxes.

  (2) The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.
  (3) The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.
  (4) The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

  (5) Janus Capital pays Perkins, the Fund's subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital, on behalf of the Fund, and Perkins. The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund's performance relative to its benchmark index over the performance measurement period. Under the Sub-Advisory Agreement, Janus Capital pays Perkins a fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustments and reimbursements of expenses incurred or fees waived by Janus Capital).



  The following hypothetical examples illustrate the application of the Performance Adjustment for each Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Fund as of the fiscal year ended July 31, 2008 are shown below:





  Fund Name                                                                  Net Assets(1) (000s)
  -----------------------------------------------------------------------------------------------
  Janus International Equity Fund                                                  $162,945
  Janus Global Real Estate Fund                                                    $  6,695
  Janus International Forty Fund                                                   $  1,458
  Perkins Large Cap Value Fund(2)                                                       N/A





  (1) As of April 30, 2009, total net assets (in millions) were as follows:
      Janus International Equity Fund $119,221,884; Janus Global Real Estate Fund $4,841,364; Janus International Forty Fund $2,287,203; and Perkins Large Cap Value Fund $16,755,350.


  (2) The predecessor fund commenced operations on December 31, 2008.


  EXAMPLES: JANUS INTERNATIONAL EQUITY FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the MSCI EAFE(R) Index.

  Example 1: Fund Outperforms Its Benchmark Index By 7.00%

  If the Fund has outperformed the MSCI EAFE(R) Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.68%                                              1/12th of 0.15%             1/12th of 0.83%

  Example 2: Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the MSCI EAFE(R) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.68%                                                    0.00                  1/12th of 0.68%



  Example 3: Fund Underperforms Its Benchmark Index By 7.00%

  If the Fund has underperformed the MSCI EAFE(R) Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.68%                                              1/12th of -0.15%            1/12th of 0.53%




  Because the predecessor fund is a newer fund that commenced operations on November 28, 2006, the net assets of the Fund are expected to be increasing during the performance measurement period, which is likely to result in a Performance Adjustment that will be a smaller percentage of the Fund's current assets than would be the case if the Fund's net assets remained constant during the entire performance measurement period.



  EXAMPLES: JANUS GLOBAL REAL ESTATE FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the FTSE EPRA/NAREIT Global Real Estate Index.

  Example 1: Fund Outperforms Its Benchmark Index By 4.00%

  If the Fund has outperformed the FTSE EPRA/NAREIT Global Real Estate Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.75%                                              1/12th of 0.15%             1/12th of 0.90%



  Example 2: Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the FTSE EPRA/NAREIT Global Real Estate Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.75%                                                    0.00                  1/12th of 0.75%



  Example 3: Fund Underperforms Its Benchmark Index By 4.00%

  If the Fund has underperformed the FTSE EPRA/NAREIT Global Real Estate Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.75%                                              1/12th of -0.15%            1/12th of 0.60%




  Because the predecessor fund is a newer fund that commenced operations on November 28, 2007, the net assets of the Fund are expected to be increasing during the performance measurement period, which is likely to result in a Performance Adjustment that will be a smaller percentage of the Fund's current assets than would be the case if the Fund's net assets remained constant during the entire performance measurement period.


  EXAMPLES: JANUS INTERNATIONAL FORTY FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 6.00% over the same period.

  The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the MSCI All Country World ex-U.S. Index(SM).

  Example 1: Fund Outperforms Its Benchmark Index By 6.00%

  If the Fund has outperformed the MSCI All Country World ex-U.S. Index(SM) by 6.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.73%                                              1/12th of 0.15%             1/12th of 0.88%



  Example 2: Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the MSCI All Country World ex-U.S. Index(SM) during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.73%                                                    0.00                  1/12th of 0.73%



  Example 3: Fund Underperforms Its Benchmark Index By 6.00%

  If the Fund has underperformed the MSCI All Country World ex-U.S. Index(SM) by 6.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.73%                                              1/12th of -0.15%            1/12th of 0.58%




  Because the predecessor fund is a newer fund that commenced operations on May 30, 2008, the net assets of the Fund are expected to be increasing during the performance measurement period, which is likely to result in a Performance Adjustment that will be a smaller percentage of the Fund's current assets than would be the case if the Fund's net assets remained constant during the entire performance measurement period.


  EXAMPLES: PERKINS LARGE CAP VALUE FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 3.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the Russell 1000(R) Value Index.

  Example 1: Fund Outperforms Its Benchmark Index By 3.50%

  If the Fund has outperformed the Russell 1000(R) Value Index by 3.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                              1/12th of 0.15%             1/12th of 0.79%



  Example 2: Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the Russell 1000(R) Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                    0.00                  1/12th of 0.64%

  Example 3: Fund Underperforms Its Benchmark Index By 3.50%

  If the Fund has underperformed the Russell 1000(R) Value Index by 3.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                              1/12th of -0.15%            1/12th of 0.49%




  Because the predecessor fund is a newer fund that commenced operations on December 31, 2008, the net assets of the Fund are expected to be increasing during the performance measurement period, which is likely to result in a Performance Adjustment that will be a smaller percentage of the Fund's current assets than would be the case if the Fund's net assets remained constant during the entire performance measurement period.



  Under the terms of the current Sub-Advisory Agreement between Janus Capital, on behalf of Perkins Large Cap Value Fund, and Perkins, Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on the Fund's Class A Shares' (waiving the upfront sales load) performance compared to the investment record of the Russell 1000(R) Value Index.


  EXPENSE LIMITATIONS


  Janus Capital agreed by contract to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, distribution and shareholder servicing fees (12b-1) applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fee applicable to Class R Shares and Class S Shares, the administrative fee applicable to Class T Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Funds, refer to the table in the "Fees and Expenses" section of each prospectus. Provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to continue each waiver until at least November 1, 2010.



                                                                               Expense Limit
  Fund Name                                                                   Percentage (%)
  ------------------------------------------------------------------------------------------
  ALTERNATIVE
    Janus Global Real Estate Fund                                                  1.25(1)
    Janus Long/Short Fund(2)                                                       1.75
  GROWTH & CORE
    Janus Forty Fund                                                               0.78
  INTERNATIONAL & GLOBAL
    Janus International Equity Fund                                                1.25(1)
    Janus International Forty Fund                                                 1.25(1)
  RISK-MANAGED
    INTECH Risk-Managed Growth Fund                                                0.90
    INTECH Risk-Managed International Fund(3)                                      1.00
    INTECH Risk-Managed Value Fund                                                 0.75
  VALUE
    Perkins Large Cap Value Fund                                                   1.00(1)




  (1) Effective December 1, 2006 for Janus International Equity Fund, December 1, 2007 for Janus Global Real Estate Fund, June 1, 2008 for Janus International Forty Fund, and January 1, 2009 for Perkins Large Cap Value Fund, each Fund has a performance-based investment advisory fee with a rate that adjusts up or down based upon each Fund's performance relative to its respective benchmark index over the performance measurement period. Details discussing the change are included in the "Performance-Based Investment Advisory Fee" section of this SAI. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. Unless terminated, revised, or extended, each Fund's expense limit will be in effect until November 1, 2010.


  (2) For a three-year period which began August 1, 2006 (the predecessor fund's commencement of operations), Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.


  (3) For a three-year period which began May 2, 2007 (the predecessor fund's commencement of operations), Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

  The following table summarizes the advisory fees paid by funds in Janus Adviser Series prior to the reorganization of the funds into corresponding Funds in Janus Investment Fund. Prior to the reorganizations, the funds in Janus Adviser Series had a fiscal year end of July 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30.



  The table summarizes the advisory fees paid by the predecessor funds and any advisory fee waivers for the last three fiscal years or periods ended July 31. The information presented in the table below reflects the investment advisory fees in effect during each of the fiscal years or periods shown.



                                              2008                             2007                            2006
                             -------------------------------------  --------------------------      --------------------------
  Fund Name                  Advisory Fees   Waivers(-)/Recoupment  Advisory Fees   Waivers(-)      Advisory Fees   Waivers(-)
  ----------------------------------------------------------------------------------------------------------------------------
  ALTERNATIVE
    Janus Global Real
       Estate Fund
       (formerly known as
       Janus Adviser Global
       Real Estate Fund)      $    30,285(1)       -$ 30,285(1)(2)           N/A           N/A               N/A           N/A
    Janus Long/Short Fund
       (formerly known as
       Janus Adviser
       Long/Short Fund)       $ 9,473,341           $ 72,749         $   631,885     -$118,129               N/A           N/A
  GROWTH & CORE
    Janus Forty Fund
       (formerly known as
       Janus Adviser Forty
       Fund)                  $34,246,897          -$771,650         $15,684,965     -$434,641       $10,132,729     -$288,516
  INTERNATIONAL & GLOBAL
    Janus International
       Equity Fund
       (formerly known as
       Janus Adviser
       International Equity
       Fund)                  $   524,895          -$    418         $    40,602(3)  -$ 40,602(2)(3)         N/A           N/A
    Janus International
       Forty Fund (formerly
       known as Janus
       Adviser
       International Forty
       Fund)                  $     1,367(4)       -$  1,367(2)(4)           N/A           N/A               N/A           N/A
  RISK-MANAGED
    INTECH Risk-Managed
       Growth Fund
       (formerly known as
       Janus Adviser INTECH
       Risk-Managed Growth
       Fund)                  $ 7,314,142           $     --         $ 5,897,087      $     --       $   984,578     -$ 68,940
    INTECH Risk-Managed
       International Fund
       (formerly known as
       Janus Adviser INTECH
       Risk-Managed
       International Fund)    $    55,815          -$ 55,815(2)      $    13,494(5)  -$ 13,494(2)(5)         N/A           N/A
    INTECH Risk-Managed
       Value Fund (formerly
       known as Janus
       Adviser INTECH Risk-
       Managed Value Fund)    $   297,969          -$180,009         $   164,724     -$159,469       $    44,801(6)  -$ 44,801(2)(6)
  VALUE
    Perkins Large Cap Value
       Fund(7) (formerly
       known as Janus
       Adviser Perkins
       Large Cap Value
       Fund)                          N/A                N/A                 N/A           N/A               N/A           N/A



  (1) November 28, 2007 (effective date) to July 31, 2008.
  (2) Fee waiver by Janus Capital exceeded the advisory fee.
  (3) November 28, 2006 (effective date) to July 31, 2007.
  (4) May 30, 2008 (effective date) to July 31, 2008.
  (5) May 2, 2007 (effective date) to July 31, 2007.
  (6) December 30, 2005 (effective date) to July 31, 2006.

  (7) No Advisory Fees were paid by the predecessor fund because the predecessor fund did not commence operations until December 31, 2008.


SUBADVISERS

  Janus Capital has entered into Sub-Advisory Agreements on behalf of INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, INTECH Risk-Managed Value Fund, and Perkins Large Cap Value Fund.

INTECH INVESTMENT MANAGEMENT LLC

  Janus Capital has entered into Sub-Advisory Agreements with INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC), CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, on behalf of INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund.

  INTECH has been in the investment advisory business since 1987. INTECH also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts. Janus Capital owns approximately 92% of INTECH.


  Under the Sub-Advisory Agreements between Janus Capital and INTECH, INTECH is responsible for the day-to-day investment operations of INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund. Investments will be acquired, held, disposed of, or loaned, consistent with the investment objectives, policies, and restrictions established by the Trustees and set forth in the Trust's registration statement. INTECH is also obligated to: (i) place all orders for the purchase and sale of investments for the Funds with brokers or dealers selected by INTECH; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Funds; and (iv) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Funds. The Sub-Advisory Agreements provide that INTECH shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreements and except to the extent otherwise provided by law.


  Under the Amended Sub-Advisory Agreements, Janus Capital pays INTECH a fee equal to 50% of the advisory fee payable by INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements).


  The Sub-Advisory Agreements will continue in effect from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Funds and in either case by vote of a majority of the Independent Trustees of the Funds. The Sub-Advisory Agreements are subject to termination by the Funds or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreements.

PERKINS INVESTMENT MANAGEMENT LLC

  Janus Capital has entered into a Sub-Advisory Agreement with Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, on behalf of Perkins Large Cap Value Fund.

  Perkins: (i) manages the investment operations of the Fund; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Fund, its condition, investment decisions and considerations; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Fund; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports.

  Perkins and its predecessors have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital owns approximately 78% of Perkins.

  Under the Sub-Advisory Agreement between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Sub-Advisory Agreement provides that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement and except to the extent otherwise provided by law.


  Under the Sub-Advisory Agreement, Janus Capital pays Perkins a fee equal to 50% of the advisory fee payable by Perkins Large Cap Value Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements).


  The Sub-Advisory Agreement with Perkins will continue in effect from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by vote of a majority of the Independent Trustees of the Fund. The Sub-Advisory Agreement is subject to termination at any time by Janus Capital or Perkins by giving 90 days' advance written notice to the other party (Perkins shall allow up to an additional 90 days at the request of Janus Capital or the Trust in order to find a replacement for Perkins) or by Janus Capital or the Trust without advance notice or if Perkins is unable to discharge its duties and obligations. The Fund's Sub-Advisory Agreement terminates automatically in the event of the assignment or termination of the Fund's respective Investment Advisory Agreement.


  PERFORMANCE-BASED SUB-ADVISORY FEE

  APPLIES TO PERKINS LARGE CAP VALUE FUND

  Perkins Large Cap Value Fund has an investment advisory fee rate that adjusts up or down based upon the Fund's performance of the Fund's Class A Shares (waiving the upfront sales load) relative to the cumulative performance of its benchmark index over the performance measurement period. Any performance adjustment will commence January 2010. Until that time, only the fixed rate applies. In accordance with the Sub-Advisory Agreement, Perkins receives a fee from Janus Capital equal to 50% of the advisory fee payable to Janus Capital from the Fund (net of any reimbursement of expenses incurred, or fees waived by Janus Capital).



  Under each Sub-Advisory Agreement, the respective subadviser was compensated according to the following schedule for the fiscal year ended July 31, 2008.



  Fund Name                                  Subadviser         Contractual Rate(1)(%)
  ------------------------------------------------------------------------------------
  INTECH Risk-Managed Growth Fund              INTECH                   0.25
  INTECH Risk-Managed International Fund       INTECH                   0.275
  INTECH Risk-Managed Value Fund               INTECH                   0.25
  Perkins Large Cap Value Fund                 Perkins                  N/A(2)




  (1) Prior to any fee reimbursement, if applicable.

  (2) For the fiscal year ended July 31, 2008, Janus Capital did not pay subadvisory fees to Perkins for Perkins Large Cap Value Fund because the predecessor fund did not commence operations until December 31, 2008.



  The Risk-Managed Funds pay no fees directly to INTECH, and Perkins Large Cap Value Fund pays no fees directly to Perkins. Janus Capital pays these subadvisory fees out of each Fund's respective advisory fees.



  For the fiscal year ended July 31, 2008, Janus Capital paid subadvisory fees to INTECH in the amounts of $315,010 for INTECH Risk-Managed Growth Fund, $27,292 for INTECH Risk-Managed International Fund, and $151,654 for INTECH Risk-Managed Value Fund.


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  CLASS A SHARES AND CLASS C SHARES

  In addition to payments made under 12b-1 plans, Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are AIG Advisor Group, Inc. and its broker-dealer subsidiaries; Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Morgan Stanley Smith

  Barney, LLC; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wells Fargo Advisors, LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.


  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries' fees for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a Fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of the Funds is most appropriate for you.

  Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  CLASS I SHARES, CLASS R SHARES, CLASS S SHARES, AND CLASS T SHARES


  With respect to Class I Shares, Class R Shares, Class S Shares, and Class T Shares, Janus Capital, Janus Distributors, or their affiliates may pay, from their own assets, financial intermediaries fees for providing other marketing or distribution-related services (with the exception of Class I Shares, Class R Shares, and Class S Shares), as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.


  Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISERS

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

  With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital and Perkins, accounts will participate in an IPO if the portfolio managers and/or investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group") based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers' and/or investment personnel's account group among all participating portfolio managers and/or investment personnel. Any account(s) participating in an IPO which has been classified (small-, mid-, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group as small-, mid-, large-, or multi-cap (accounts assigned to the multi-cap classification can participate in IPOs with any market capitalization) will continue to have the portfolio managers' and/or investment personnel's original indication/target filled in the aftermarket unless instructed by the portfolio managers and/or investment personnel to do otherwise. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard outlined below. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

  Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.


  Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but not held long in the account the manager is placing the short in. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Long/Short Fund and other Janus funds and accounts.


  INTECH has adopted its own allocation procedures, which apply to the Risk-Managed Funds. INTECH, the subadviser for INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund, generates daily trades for all of its clients, including the Risk-Managed Funds, using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

  Perkins, the subadviser for Perkins Large Cap Value Fund, may buy and sell securities, or engage in other investments, on behalf of multiple clients, including Perkins Large Cap Value Fund. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.

  Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

  Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

  The officers and Trustees of the funds may also serve as officers and Trustees of the Janus "funds of funds," which are funds that primarily invest in other mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus funds of funds and the funds. The Trustees intend to address any such conflicts as deemed appropriate.

  JANUS ETHICS RULES

  Janus Capital, INTECH, Perkins, and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital, INTECH, Perkins, and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts;
  (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and
  (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital, INTECH, Perkins, and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital, INTECH, Perkins, and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, INTECH, Perkins, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital, INTECH, Perkins, and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES


  Each Fund's Trustees have delegated to Janus Capital or the Fund's subadviser, as applicable, the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's or the applicable subadviser's own policies and procedures. Summaries of Janus Capital's or the applicable subadviser's policies and procedures are available without charge:
  (i) upon request, by calling 1-877-335-2687; (ii) on the Funds' website at janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at janus.com/proxyvoting.



  Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.


Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES

  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES

  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period).


  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

INTECH Investment Management LLC
Proxy Voting Procedures

  The following are the procedures for INTECH with respect to the voting of proxies on behalf of all clients for which INTECH has been delegated the responsibility for voting proxies and the keeping of records relating to proxy voting.

  GENERAL POLICY. INTECH's investment process involves buy and sell decisions that are determined solely by a mathematical formula that selects target holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, extensive corporate research analysis is not performed. Accordingly, INTECH has engaged RiskMetrics Group, ISS Governance Services ("ISS") to vote all proxies on behalf of client accounts in accordance, at the client's discretion, with ISS' Benchmark Proxy Voting Guidelines, Taft-Hartley Proxy Voting Guidelines, Public Fund Proxy Voting Guidelines, Social Proxy Voting Guidelines, or Catholic Proxy Voting Guidelines (collectively referred to as "ISS Recommendations"). The ISS Recommendations are designed with the intent of maximizing the long-term economic benefits to shareholders.

  INTECH will vote all proxies on behalf of client's accounts in accordance with ISS Recommendations that best represent the client type. Specifically, unless otherwise directed by the client, INTECH will vote:

  - Corporate, Mutual Fund/Sub-Advised, and Commingled Pool clients in accordance with ISS' Benchmark ("BENCHMARK") Proxy Voting Guidelines, which were developed by ISS to increase total shareholder value and risk mitigation and are generally management oriented.

  - Union and Union Taft-Hartley clients in accordance with ISS' Taft-Hartley ("TAFT-HARTLEY") Proxy Voting Guidelines (formerly known as the ISS Proxy Voting Service or PVS Guidelines), which were developed by ISS, in conjunction with the AFL-CIO, with a worker-owner view of long-term corporate value.

  - Public Fund clients in accordance with ISS' Public Fund ("PUBLIC") Proxy Voting Guidelines, which were developed by ISS to help ensure that public funds fulfill all statutory and common law obligations governing proxy voting with the intent of maximizing long-term economic benefits of its plan participants and beneficiaries.

  - Not-For-Profit (including Endowments and Foundations) clients in accordance with ISS' Social ("SOCIAL") Proxy Voting Guidelines, which were developed by ISS to recognize that socially responsible institutional shareholders are concerned with economic returns to shareholders and sound corporate governance, along with the ethical behavior of corporations and the social and environmental impact of their actions ISS' Catholic Proxy Voting Guidelines ("CATHOLIC") are also available to clients.

  Concurrent with the adoption of these procedures, INTECH will not accept direction in the voting of proxies for which it has voting responsibility from any person or organization other than the ISS Recommendations. Additional information about ISS and the ISS Recommendations is available at http://www.riskmetrics.com/policy/2009/policy_information. INTECH will only accept direction from a client to vote proxies for the client's account pursuant to ISS' BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, or CATHOLIC Proxy Voting Guidelines. With respect to clients that have elected to participate in securities lending, INTECH is not able to call back securities in order to vote proxies.


  DELEGATION OF PROXY VOTING ADMINISTRATION. INTECH has engaged the services of the Janus Investment Accounting Operations Group to provide the administration for its proxy voting.

  JANUS INVESTMENT ACCOUNTING OPERATIONS GROUP. The Janus Investment Accounting Operations Group works with ISS and is responsible to INTECH for ensuring that all proxies are voted consistent with ISS' BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, or CATHOLIC Proxy Voting Guidelines.

  VOTING AND USE OF PROXY VOTING SERVICE. Pursuant to its relationship with Janus Capital, INTECH has engaged ISS, an independent Proxy Voting Service, to assist in the voting of proxies. ISS is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. ISS is responsible for working with the Janus Investment Accounting Operations Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus Capital upon request. ISS will process all proxy votes in accordance with the BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, or CATHOLIC Proxy Voting Guidelines. In absence of specific client direction, INTECH will direct ISS to vote proxies in accordance with the ISS Recommendations that best represents the client type. Janus Capital has instructed ISS to vote all Janus mutual fund proxies, for which INTECH has voting authority, in accordance with ISS' BENCHMARK Proxy Voting Guidelines.

  CONFLICTS OF INTEREST. INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:

  - ISS shall vote all proxies on INTECH's behalf in accordance with ISS' BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, or CATHOLIC Proxy Voting Guidelines. In its capacity as administrator, Janus Capital shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.

  - The Janus Investment Accounting Operations Group is not authorized to override any recommendation except upon the receipt of express written authorization from INTECH's Chief Compliance Officer. The Janus Investment Accounting Operations Group shall maintain records of all overrides, including all required authorizations.

  - Without limiting the foregoing, the Janus Investment Accounting Operations Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus Capital or its affiliates with respect to a particular matter.

  - Any attempts to influence the proxy voting process shall be reported immediately to the INTECH Chief Compliance Officer.

  - All client accounts are prohibited from investing in securities of Janus Capital or securities of its publicly traded affiliates. INTECH maintains a Restricted List of securities that may not be purchased on behalf of individual accounts which includes, among other things, affiliates of such accounts. The trading system is designed to prohibit transactions in all securities on the Restricted List.

  - At least annually, INTECH reviews ISS' Policies, Procedures, and Practices Regarding Potential Conflicts of Interest ("ISS' Conflict Policy"), which addresses conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates, to ensure ISS' Conflict Policy is reasonably designed to minimize any such potential conflicts of interest.

  In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that ISS seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the INTECH Chief Compliance Officer to determine whether a material conflict exists. The matter will be reviewed by INTECH's General Counsel, Chief Financial Officer, and Chief Compliance Officer ("Proxy Review Group"). To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS recommendation unless otherwise determined by the Proxy Review Group.

  REPORTING AND RECORD RETENTION. On a quarterly basis, INTECH will provide its clients with the proxy voting record for that client's account. Janus Capital, on INTECH's behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients, and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and ISS' BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, and CATHOLIC Proxy Voting Guidelines. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

  REVIEW OF POLICY. INTECH shall periodically review this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interest of clients.

Perkins Investment Management LLC
Proxy Voting Summary for Mutual Funds

  Perkins votes proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

  PROXY VOTING PROCEDURES

  Perkins has developed proxy voting guidelines (the "Perkins Guidelines") that outline how Perkins generally votes proxies on securities held by the portfolios Perkins manages. The Perkins Guidelines, which include recommendations on most major corporate issues, have been developed by the Perkins Proxy Voting Committee. Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Guidelines; however, a portfolio manager may choose to vote differently than the Perkins Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins' behalf, has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Perkins Proxy Voting Committee is to develop the Perkins Guidelines. The Perkins Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Perkins Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Perkins believes that application of the Perkins Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Guidelines are predetermined. However, for proxy votes that are inconsistent with the Perkins Guidelines, the Perkins Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Perkins Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Perkins Proxy Voting Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Perkins Proxy Voting Committee has developed the Perkins Guidelines for use in voting proxies. Below is a summary of some of the Perkins Guidelines.

  BOARD OF DIRECTORS ISSUES
  Perkins will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Perkins will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES
  Perkins reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Perkins will generally oppose the proposed equity-based compensation plan. In addition, Perkins will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period).


  GENERAL CORPORATE ISSUES
  Perkins will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Perkins will generally oppose proposals for different classes of stock with different voting rights. Perkins will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Perkins will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Perkins Guidelines, Perkins will generally vote pursuant to that Perkins Guideline. Perkins will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Perkins will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------


  State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

  Certain intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

  Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of each Fund for providing or procuring administrative services to investors in Class R Shares and Class S Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.


  Class T Shares of the Funds pay an annual administrative fee of 0.25% of net assets of Class T Shares for administrative services, including recordkeeping, subaccounting, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. These administrative fees are paid by Class T Shares of the Funds to Janus Services LLC, which uses such fees to reimburse intermediaries. Janus Services or its affiliates may also pay administrative fees to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Funds.



  The following table summarizes the administrative services fees for the Janus Adviser Series funds prior to the reorganization of the funds into corresponding Funds in Janus Investment Fund. Prior to the reorganizations, the funds in Janus Adviser Series had a fiscal year end of July 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30. The total amounts paid by Class R Shares and Class S Shares of the predecessor funds to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and service providers) are as follows:



                                                          Administrative        Administrative        Administrative
                                                           Services Fees         Services Fees         Services Fees
  Fund Name                                                July 31, 2008         July 31, 2007         July 31, 2006
  ------------------------------------------------------------------------------------------------------------------

  ALTERNATIVE
    Janus Global Real Estate Fund (formerly known as
       Janus Adviser Global Real Estate Fund)
       Class S Shares                                       $      738(1)                N/A                   N/A
    Janus Long/Short Fund (formerly known as Janus
       Adviser Long/Short Fund)
       Class R Shares                                       $    1,503            $    2,855                   N/A
       Class S Shares                                       $  148,150            $   17,162                   N/A
  GROWTH & CORE
    Janus Forty Fund (formerly known as Janus Adviser
       Forty Fund)
       Class R Shares                                       $  134,528            $   31,829            $    5,324
       Class S Shares                                       $8,839,597            $4,917,081            $3,316,392
  INTERNATIONAL & GLOBAL
    Janus International Equity Fund (formerly known as
       Janus Adviser International Equity Fund)
       Class R Shares                                       $    1,619            $      931(2)                N/A
       Class S Shares                                       $    7,093            $      952(2)                N/A
    Janus International Forty Fund (formerly known as
       Janus Adviser International Forty Fund)
       Class S Shares                                       $      102(3)                N/A                   N/A

                                                          Administrative        Administrative        Administrative
                                                           Services Fees         Services Fees         Services Fees
  Fund Name                                                July 31, 2008         July 31, 2007         July 31, 2006
  ------------------------------------------------------------------------------------------------------------------
  RISK-MANAGED
    INTECH Risk-Managed Growth Fund (formerly known as
       Janus Adviser INTECH Risk-Managed Growth Fund)
       Class S Shares                                       $  293,088            $  378,840            $  242,896
    INTECH Risk-Managed International Fund (formerly
       known as Janus Adviser INTECH Risk-Managed
       International Fund)
       Class S Shares                                       $    6,193            $    1,551(4)                N/A
    INTECH Risk-Managed Value Fund (formerly known as
       Janus Adviser INTECH Risk-Managed Value Fund)
       Class S Shares                                       $      710            $      736            $      375(5)
  VALUE
    Perkins Large Cap Value Fund(6) (formerly known as
       Janus Adviser Perkins Large Cap Value Fund)
       Class S Shares                                              N/A                   N/A                   N/A


  (1) November 28, 2007 (effective date) to July 31, 2008.
  (2) November 28, 2006 (effective date) to July 31, 2007.
  (3) May 30, 2008 (effective date) to July 31, 2008.
  (4) May 2, 2007 (effective date) to July 31, 2007.
  (5) December 30, 2005 (effective date) to July 31, 2006.

  (6) Janus Services did not receive any administrative services fees from Class S Shares of the predecessor fund because the predecessor fund did not commence operations until December 31, 2008.

  Note: Certain Funds do not offer Class R Shares.


  As of the date of this SAI, Janus Services did not receive any administrative fees from Class T Shares of the Funds because the Class T Shares are new.


  Janus Services is not compensated for its services related to Class A Shares, Class C Shares, and Class I Shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the fees charged by certain intermediaries for administrative services including, but not limited to, recordkeeping, subaccounting, order processing for omnibus or networking accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. Order processing includes the submission of transactions through the NSCC or similar systems or those processed on a manual basis by Janus Services.


  The Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations. In addition, the Funds use DST systems to track and process redemption fees and contingent deferred sales charges. The Funds currently pay DST annual per account rates for these systems. These fees are only charged to classes of the Funds with redemption fees or contingent deferred sales charges.



  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors' registered representatives are paid for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  Janus Capital places all portfolio transactions of the Funds, except for the Risk-Managed Funds. With respect to the Risk-Managed Funds, INTECH places portfolio transactions using its proprietary trade system software. With respect to Perkins Large Cap Value Fund, Janus Capital places all portfolio transactions solely upon Perkins' direction.

  Janus Capital and Perkins have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital and Perkins may occasionally pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

  Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for funds subadvised by Perkins, Janus Capital acts on behalf of and in consultation with Perkins. Those factors include, but are not limited to: Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins) determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins, as applicable. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital or Perkins, as applicable, must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and Perkins do not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

  "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.

  Janus Long/Short Fund intends to maintain a prime brokerage arrangement to facilitate short sale transactions. A prime broker may provide, and the current prime broker of the Fund is expected to provide, services and products to Janus Capital in connection with the lending, short selling facilities, and related services the prime broker provides to the Fund and other clients. These services may include, without limitation, electronic interfaces, software and various reports in connection with short sale activity. As a result of these services and products, Janus Capital may have an incentive to use the prime broker to effect transactions for the Fund or to accept less favorable pricing for prime brokerage services (including interest and similar charges on short positions).

  The following table summarizes the total brokerage commissions paid by funds in Janus Adviser Series prior to the reorganization of the funds into corresponding Funds in Janus Investment Fund. Prior to the reorganizations, the funds in Janus Adviser Series has a fiscal year end of July 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30.



  The table summarizes the total brokerage commissions paid by the predecessor funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the predecessor funds for the fiscal year ended July 31, 2008.


  Fund Name                                                                                    Commissions     Transactions
  --------------------------------------------------------------------------------------------------------------------------
  ALTERNATIVE
    Janus Global Real Estate Fund (formerly known as Janus Adviser Global Real Estate Fund)     $    1,974    $    2,681,045
    Janus Long/Short Fund (formerly known as Janus Adviser Long/Short Fund)                     $4,107,876    $3,400,106,062
  GROWTH & CORE
    Janus Forty Fund (formerly known as Janus Adviser Forty Fund)                               $1,848,929    $3,433,488,421
  INTERNATIONAL & GLOBAL
    Janus International Equity Fund (formerly known as Janus Adviser International Equity
       Fund)                                                                                    $  122,342    $   78,588,610
    Janus International Forty Fund (formerly known as Janus Adviser International Forty
       Fund)                                                                                    $      686    $      640,531
  RISK-MANAGED
    INTECH Risk-Managed Growth Fund (formerly known as Janus Adviser INTECH Risk-Managed
       Growth Fund)                                                                             $1,081,877    $1,387,798,171
    INTECH Risk-Managed International Fund (formerly known as Janus Adviser INTECH Risk-
       Managed International Fund)                                                              $    3,198    $    5,325,317
    INTECH Risk-Managed Value Fund (formerly known as Janus Adviser INTECH Risk-Managed
       Value Fund)                                                                              $   41,799    $   41,310,783
  VALUE
    Perkins Large Cap Value Fund(1) (formerly known as Janus Adviser Perkins Large Cap Value
       Fund)                                                                                           N/A               N/A



  (1) The predecessor fund did not pay any commissions related to research because the predecessor fund did not commence operations until December 31, 2008.


  Janus Capital and Perkins do not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including Perkins Large Cap Value Fund.

  Janus Capital and Perkins may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital's and Perkins' receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would not hinder best execution efforts.

  INTECH has a policy of seeking to obtain best execution (obtaining the most favorable price and efficient execution). INTECH seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. INTECH may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in INTECH's opinion, to do so will further the goal of obtaining the best available execution. Commissions are negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates with respect to any securities transactions involving a commission payment. Periodically, reviews are conducted of the allocation among brokers of orders for equity securities and the commissions that were paid.

  INTECH does not consider research services in selecting brokers. For the Risk-Managed Funds, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

  When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital or the subadviser, better prices and executions will be achieved through the use of a broker.


  The following tables summarize the total amount of brokerage commissions paid and the value of securities certain funds owned of their regular broker-dealers in Janus Adviser Series prior to the reorganization of the funds into corresponding Funds in Janus Investment Fund. Prior to the reorganizations, the funds in Janus Adviser Series had a fiscal year end of July 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30.



  The table lists the total amount of brokerage commissions paid by the predecessor funds for the fiscal years or periods ending July 31 of each year shown.


  Fund Name                                                                                   2008          2007          2006
  -------------------------------------------------------------------------------------------------------------------------------
  ALTERNATIVE
    Janus Global Real Estate Fund (formerly known as Janus Adviser Global Real Estate
       Fund)                                                                               $    5,292(1)        N/A           N/A
    Janus Long/Short Fund (formerly known as Janus Adviser Long/Short Fund)                $7,668,176    $  598,453           N/A
  GROWTH & CORE
    Janus Forty Fund (formerly known as Janus Adviser Forty Fund)                          $3,773,022    $1,405,178    $1,109,835
  INTERNATIONAL & GLOBAL
    Janus International Equity Fund (formerly known as Janus Adviser International
       Equity Fund)                                                                        $  236,981    $   45,528(2)        N/A
    Janus International Forty Fund (formerly known as Janus Adviser International Forty
       Fund)                                                                               $    1,526(3)        N/A           N/A
  RISK-MANAGED
    INTECH Risk-Managed Growth Fund (formerly known as Janus Adviser INTECH Risk-
       Managed Growth Fund)                                                                $2,641,732    $1,609,247    $  287,314
    INTECH Risk-Managed International Fund (formerly known as Janus Adviser INTECH
       Risk-Managed International Fund)                                                    $   12,781    $    8,646(4)        N/A
    INTECH Risk-Managed Value Fund (formerly known as Janus Adviser INTECH Risk-Managed
       Value Fund)                                                                         $  108,028    $   31,632    $   13,677(5)
  VALUE
    Perkins Large Cap Value Fund(6) (formerly known as Janus Adviser Perkins Large Cap
       Value Fund)                                                                                N/A           N/A           N/A


  (1) November 28, 2007 (effective date) to July 31, 2008.
  (2) November 28, 2006 (effective date) to July 31, 2007.
  (3) May 30, 2008 (effective date) to July 31, 2008.
  (4) May 2, 2007 (effective date) to July 31, 2007.
  (5) December 30, 2005 (effective date) to July 31, 2006.

  (6) The predecessor fund did not pay any brokerage commissions because the predecessor fund did not commence operations until December 31, 2008.


  Brokerage commissions paid by a Fund may vary significantly from year to year because of portfolio turnover rates, broker-dealer or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

  As of July 31, 2008, certain predecessor funds owned securities of their regular broker-dealers (or parents) as shown below:


                                                                                      Value of
                                             Name of                                 Securities
Fund Name                                 Broker-Dealer                                 Owned
------------------------------------------------------------------------------------------------
GROWTH & CORE
  Janus Forty Fund (formerly known as
     Janus Adviser Forty Fund)            Goldman Sachs Group, Inc.                 $192,656,937
                                          Lehman Brothers, Inc.                       91,702,538
INTERNATIONAL & GLOBAL
  Janus Adviser International Forty Fund
     (formerly known as Janus Adviser
     International Forty Fund)            UBS A.G.                                  $     23,311
RISK-MANAGED
  INTECH Risk-Managed Value Fund
     (formerly known as Janus Adviser
     INTECH Risk-Managed Value Fund)      Citigroup, Inc.                           $  1,284,003
                                          Goldman Sachs Group, Inc.                      570,524
                                          JP Morgan Chase & Co.                          995,435
                                          Lehman Brothers, Inc.                           48,552
                                          Morgan Stanley Co.                              67,116

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).


  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. As of the date of this SAI, collectively, the two registered investment companies consist of 52 series or funds.



  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.




-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                             POSITIONS                                                 PORTFOLIOS/FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     THE TRUST  TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin         Chairman   1/08-Present   Formerly, Executive Vice        52                   Chairman of the
 151 Detroit Street                                    President and Chief Operating                        Board and Director
 Denver, CO 80206            Trustee    6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                             Brothers Fund (a private                             Fund for
                                                       family foundation) (1998-                            Foundations
                                                       2006).                                               Investment Program
                                                                                                            (TIP) (consisting
                                                                                                            of 4 funds) and the
                                                                                                            F.B. Heron
                                                                                                            Foundation (a
                                                                                                            private grantmaking
                                                                                                            foundation).
-------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro            Trustee    11/05-Present  General partner of Crosslink    52                   Director of
 151 Detroit Street                                    Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                      firm (since 2008). Formerly,                         (internet
 DOB: 1956                                             partner of Tango Group, a                            technology), Lijit
                                                       private investment firm (1999-                       Networks, Inc.
                                                       2008).                                               (internet
                                                                                                            technology), and
                                                                                                            LogRhythm Inc.
                                                                                                            (software
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.       Trustee    6/02-Present   President and Chief Executive   52                   Chairman of the
 151 Detroit Street                                    Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                      Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                             (since 1997).                                        (biotechnology
                                                                                                            firm); Director of
                                                                                                            W.W. Grainger, Inc.
                                                                                                            (industrial
                                                                                                            distributor); and
                                                                                                            Trustee of WTTW
                                                                                                            (Chicago public
                                                                                                            television station)
                                                                                                            and the University
                                                                                                            of Chicago.
-------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen            Trustee    2/71-Present   Chief Executive Officer of Red  52*                  Chairman of the
 151 Detroit Street                                    Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                      (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                             private investor.                                    Robin Gourmet
                                                                                                            Burgers, Inc.; and
                                                                                                            Director of Janus
                                                                                                            Capital Funds Plc
                                                                                                            (Dublin-based, non-
                                                                                                            U.S. funds).
-------------------------------------------------------------------------------------------------------------------------------





 * Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                             POSITIONS                                                 PORTFOLIOS/FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     THE TRUST  TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
-------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe              Trustee    1/97-Present   Co-founder and Managing         52                   Director of Red
 151 Detroit Street                                    Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                      Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                             (private investment in public
                                                       equity firm), and Professor
                                                       Emeritus of Business of the
                                                       University of Colorado,
                                                       Colorado Springs, CO (since
                                                       2004). Formerly, Professor of
                                                       Business of the University of
                                                       Colorado (2002-2004); and
                                                       Distinguished Visiting
                                                       Professor of Business (2001-
                                                       2002) of Thunderbird (American
                                                       Graduate School of
                                                       International Management),
                                                       Glendale, AZ.
-------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart          Trustee    6/84-Present   Corporate Vice President and    52                   N/A
 151 Detroit Street                                    General Manager of MKS
 Denver, CO 80206                                      Instruments - HPS Products,
 DOB: 1944                                             Boulder, CO (a manufacturer of
                                                       vacuum fittings and valves).
-------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger         Trustee    8/69-Present   Private investor and            52                   N/A
 151 Detroit Street                                    Consultant to California
 Denver, CO 80206                                      Planned Unit Developments
 DOB: 1938                                             (since 1994). Formerly, CEO
                                                       and President of Marwal, Inc.
                                                       (homeowner association
                                                       management company).
-------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf               Trustee    11/05-Present  Retired. Formerly, Chairman     52                   Director of Wal-
 151 Detroit Street                                    and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                      Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                             (advertising agency) (2001-                          History (Chicago,
                                                       2005).                                               IL), Children's
                                                                                                            Memorial Hospital
                                                                                                            (Chicago, IL),
                                                                                                            Chicago Council on
                                                                                                            Global Affairs, and
                                                                                                            InnerWorkings (U.S.
                                                                                                            provider of print
                                                                                                            procurement
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS,                                                  LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH THE TRUST      TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Patrick Brophy               Executive Vice President and       11/07-Present     Portfolio Manager for other Janus accounts.
 151 Detroit Street           Portfolio Manager                                    Formerly, Principal at THK Associates, Inc.
 Denver, CO 80206             Janus Global Real Estate Fund                        (market economics and land planning
 DOB: 1965                                                                         firm)(1990-2005).
------------------------------------------------------------------------------------------------------------------------------
 David C. Decker              Executive Vice President and Co-   8/06-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus Long/Short Fund
 DOB: 1966
------------------------------------------------------------------------------------------------------------------------------
 Daniel Riff                  Co-Portfolio Manager               8/06-Present      Portfolio Manager for other Janus accounts.
 151 Detroit Street           Janus Long/Short Fund                                Formerly, Analyst (2003-2007) for Janus
 Denver, CO 80206                                                                  Capital.
 DOB: 1972
------------------------------------------------------------------------------------------------------------------------------
 Ron Sachs                    Executive Vice President and       1/08-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus Forty Fund                                     Formerly, Portfolio Manager (2000-2007) for
 DOB: 1967                                                                         Janus Orion Fund and Portfolio Manager
                                                                                   (2005-2006) for Janus Triton Fund.
------------------------------------------------------------------------------------------------------------------------------
 Laurent Saltiel              Executive Vice President and       11/06-Present     Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus International Equity Fund                      Formerly, Research Analyst (2002-2009) for
 DOB: 1969                                                                         Janus Capital.
                              Executive Vice President and       5/08-Present
                              Portfolio Manager Janus
                              International Forty Fund
------------------------------------------------------------------------------------------------------------------------------
 Robin C. Beery               President and Chief Executive      4/08-Present      Executive Vice President and Chief
 151 Detroit Street           Officer                                              Marketing Officer of Janus Capital Group
 Denver, CO 80206                                                                  Inc. and Janus Capital; Executive Vice
 DOB: 1967                                                                         President of Janus Distributors LLC and
                                                                                   Janus Services LLC; Director of Perkins
                                                                                   Investment Management LLC; and Working
                                                                                   Director of INTECH Investment Management
                                                                                   LLC (formerly named Enhanced Investment
                                                                                   Technologies, LLC). Formerly, President
                                                                                   (2002-2007) and Director (2000-2007) of The
                                                                                   Janus Foundation; President (2004-2006) and
                                                                                   Vice President and Chief Marketing Officer
                                                                                   (2003-2004) of Janus Services LLC; and
                                                                                   Senior Vice President (2003-2005) of Janus
                                                                                   Capital Group Inc. and Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Stephanie Grauerholz-        Chief Legal Counsel and            1/06-Present      Vice President and Assistant General
 Lofton                       Secretary                                            Counsel of Janus Capital, and Vice
 151 Detroit Street                                                                President and Assistant Secretary of Janus
 Denver, CO 80206             Vice President                     3/06-Present      Distributors LLC. Formerly, Assistant Vice
 DOB: 1970                                                                         President of Janus Capital and Janus
                                                                                   Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski            Vice President, Chief Compliance   6/02-Present      Senior Vice President and Chief Compliance
 151 Detroit Street           Officer, and                                         Officer of Janus Capital, Janus
 Denver, CO 80206             Anti-Money Laundering Officer                        Distributors LLC, and Janus Services LLC;
 DOB: 1957                                                                         and Vice President of INTECH Investment
                                                                                   Management LLC (formerly named Enhanced
                                                                                   Investment Technologies, LLC). Formerly,
                                                                                   Chief Compliance Officer of Bay Isle
                                                                                   Financial LLC (2003-2008) and INTECH
                                                                                   Investment Management LLC (2003-2005); Vice
                                                                                   President of Janus Capital (2000-2005) and
                                                                                   Janus Services LLC (2004-2005); and
                                                                                   Assistant Vice President of Janus Services
                                                                                   LLC (2000-2004).
------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard              Chief Financial Officer            3/05-Present      Vice President of Janus Capital. Formerly,
 151 Detroit Street                                                                Director of Financial Reporting for
 Denver, CO 80206             Vice President, Treasurer, and     2/05-Present      OppenheimerFunds, Inc. (2004-2005).
 DOB: 1962                    Principal Accounting Officer
------------------------------------------------------------------------------------------------------------------------------




 * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF MEETINGS HELD
                                                                         MEMBERS                          DURING LAST FISCAL
                              SUMMARY OF FUNCTIONS                       (INDEPENDENT TRUSTEES)           YEAR(1)
---------------------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE              Reviews the financial reporting process,   Jerome S. Contro (Chair)                    4
                              the system of internal controls over       John W. McCarter, Jr.
                              financial reporting, disclosure controls   Dennis B. Mullen
                              and procedures, Form N-CSR filings, and
                              the audit process. The Committee's
                              review of the audit process includes,
                              among other things, the appointment,
                              compensation, and oversight of the
                              auditors and pre-approval of all audit
                              and nonaudit services.
---------------------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE          Reviews and makes recommendations          James T. Rothe (Chair)                      4
                              regarding matters related to the Trust's   Jerome S. Contro
                              use of brokerage commissions and           Martin H. Waldinger
                              placement of portfolio transactions.
---------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT         Oversees the investment activities of      Dennis B. Mullen (Chair)                    5
 COMMITTEE                    the Trust's non-money market funds.        Jerome S. Contro
                                                                         William F. McCalpin
                                                                         John W. McCarter, Jr.
                                                                         James T. Rothe
                                                                         William D. Stewart
                                                                         Martin H. Waldinger
                                                                         Linda S. Wolf
---------------------------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY         Oversees compliance with various           Linda S. Wolf (Chair)                       12
 COMMITTEE                    procedures adopted by the Trust, reviews   William F. McCalpin
                              registration statements on Form N-1A,      William D. Stewart
                              oversees the implementation and
                              administration of the Trust's Proxy
                              Voting Guidelines.
---------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE       Reviews various matters related to the     Jerome S. Contro (Chair)                    4
                              operations of the Janus money market       James T. Rothe
                              funds, including compliance with their     Martin H. Waldinger
                              Money Market Fund Procedures.
---------------------------------------------------------------------------------------------------------------------------------
 NOMINATING AND               Identifies and recommends individuals      John W. McCarter, Jr. (Chair)               6
 GOVERNANCE COMMITTEE         for election as Trustee, consults with     William F. McCalpin
                              Management in planning Trustee meetings,   Dennis B. Mullen
                              and oversees the administration of, and
                              ensures compliance with, the Trust's
                              Governance Procedures and Guidelines.
---------------------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE            Determines a fair value of securities      William D. Stewart (Chair)                  17
                              for which market quotations are not        James T. Rothe
                              readily available or are deemed not to     Linda S. Wolf
                              be reliable, pursuant to procedures
                              adopted by the Trustees and reviews
                              other matters related to the pricing of
                              securities.
---------------------------------------------------------------------------------------------------------------------------------





(1) The predecessor funds' last fiscal year was the period August 1, 2007 to July 31, 2008.

      Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred compensation plan that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The table below gives the dollar range of shares (if applicable) of the Janus Adviser Series predecessor funds and the aggregate dollar range of shares of all mutual funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2008. (The Trustees own shares of certain other Janus mutual funds that are offered through different distribution channels.)



---------------------------------------------------------------------------------------------------------------------------------
                                                                               AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                          DOLLAR RANGE OF EQUITY                               REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE          SECURITIES IN THE PREDECESSOR FUNDS                  TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin      None                                                 Over $100,000
---------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro         Janus International Equity Fund    $10,001-$50,000   Over $100,000(1)
                          Janus Long/Short Fund                Over $100,000
---------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.    None                                                 Over $100,000
---------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen         Janus Forty Fund                   $10,001-$50,000   Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe           None                                                 Over $100,000
---------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart       None                                                 Over $100,000
---------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger      None                                                 Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf            None                                                 Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------------------




(1) Ownership shown includes amounts held under a deferred compensation plan that are valued based on "shadow investments" in one or more funds.


  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

  The following table shows the aggregate compensation paid to each Independent Trustee by the Janus Adviser Series predecessor funds discussed in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").


                                                                    Aggregate Compensation            Total Compensation
                                                                      from the Funds for           from the Janus Funds for
                                                                       fiscal year ended              calendar year ended
Name of Person, Position                                               July 31, 2008(1)             December 31, 2008(2)(3)
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  William F. McCalpin, Chairman and Trustee(4)                                N/A                          $391,500
  Jerome S. Contro, Trustee                                                   N/A                          $303,000
  John W. McCarter, Jr., Trustee                                              N/A                          $281,250
  Dennis B. Mullen, Trustee                                                   N/A                          $344,872
  James T. Rothe, Trustee                                                     N/A                          $306,250
  William D. Stewart, Trustee                                                 N/A                          $309,250
  Martin H. Waldinger, Trustee                                                N/A                          $272,500
  Linda S. Wolf, Trustee                                                      N/A                          $293,750





(1) Since the Funds are new, no fees were paid during the fiscal year ended July 31, 2008. The aggregate compensation paid by the predecessor funds for the period ending July 31, 2008 were as follows: William F. McCalpin $37,088; Jerome S. Contro $31,249; John W. McCarter, Jr. $30,927; Dennis B. Mullen $36,878; James T. Rothe $30,986; William D. Stewart $33,926; Martin H. Waldinger $28,676; and Linda S. Wolf $31,306.


(2) For all Trustees, except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 74 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).


(3) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the period shown are as follows: Jerome S. Contro $303,000; Martin H. Waldinger $68,125; and Linda S. Wolf $73,438.


(4) Aggregate Compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees, which service began on January 1, 2008.

JANUS INVESTMENT PERSONNEL



  OTHER ACCOUNTS MANAGED


  The following table provides information relating to other accounts managed by the portfolio managers as of April 30, 2009. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.



                                                                   Other Registered        Other Pooled
                                                                      Investment            Investment
                                                                      Companies*             Vehicles          Other Accounts
  ---------------------------------------------------------------------------------------------------------------------------
  Patrick Brophy           Number of Other Accounts Managed                      2                 None                     3
                           Assets in Other Accounts Managed         $   66,892,948                 None        $    2,748,442

  David Decker             Number of Other Accounts Managed                      3                    1                     9
                           Assets in Other Accounts Managed         $  779,334,123          $22,400,738        $  334,635,460

  Daniel Riff              Number of Other Accounts Managed                      7                 None                     4
                           Assets in Other Accounts Managed         $3,358,004,944                 None        $    3,500,195

  Ron Sachs                Number of Other Accounts Managed                     17                    1                     9(1)
                           Assets in Other Accounts Managed         $3,988,697,741          $53,411,506        $1,321,116,909

  Laurent Saltiel          Number of Other Accounts Managed                      1(2)                 1                  None
                           Assets in Other Accounts Managed         $  600,730,179          $58,363,818                  None




   * Excludes Janus Adviser Series funds that are being reorganized into the Trust.


  (1) One of the accounts included in the total, consisting of $289,765,089 of the total assets, has a performance-based advisory fee.


  (2) The account has a performance-based advisory fee.


  MATERIAL CONFLICTS

  As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Funds. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under "Additional Information About Janus Capital and the Subadvisers."


  Janus Capital is the adviser to the Funds and the Janus "funds of funds," which are funds that invest primarily in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such Funds. In addition, the Janus "funds of funds" portfolio manager, who also serves as Senior Vice President of Risk and Trading of Janus Capital, has regular and continuous access to information regarding the holdings of the Funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the Funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios, which are other "funds of funds" offered by Janus Capital.


  COMPENSATION INFORMATION


  The following describes the structure and method of calculating a portfolio manager's compensation as of April 30, 2009.

  Portfolio managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officers ("CIO") of Janus Capital are eligible for additional variable compensation in recognition of their CIO roles. In addition, certain portfolio managers who have an ownership interest or profits interest in Perkins may receive compensation through those interests.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

  VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

  Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

  Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

  A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus Capital based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

  ANALYST VARIABLE COMPENSATION: If a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary analyst team pool. The aggregate compensation available under the analyst team pool is derived from a formula tied to a combination of the aggregate fund-weighted and asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year rolling periods, subject to a reduction in the event of absolute negative performance. The analyst team pool is then allocated among the eligible analysts at the discretion of Janus Capital based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and other subjective criteria.

  CIO VARIABLE COMPENSATION: The CIOs are entitled to additional compensation in consideration of their role as CIO of Janus Capital that is generally based on firm-wide investment performance (excluding assets managed by subadvisers), Janus-managed net long-term flows (excluding assets managed by subadvisers and money market funds), investment team leadership factors, and overall corporate leadership factors. Variable compensation from firm-wide investment performance is calculated based upon the firm-wide aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis.

  Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

  Each Fund's Lipper peer group for compensation purposes is shown in the following table:

  Fund Name                                           Lipper Peer Group
  ------------------------------------------------------------------------------------------------------
  ALTERNATIVE
    Janus Global Real Estate Fund                     Real Estate Funds
    Janus Long/Short Fund                             Long/Short Equity Funds
  GROWTH & CORE
    Janus Forty Fund                                  Large-Cap Growth Funds
  INTERNATIONAL & GLOBAL
    Janus International Equity Fund                   International Funds
    Janus International Forty Fund                    International Funds
  VALUE
    Perkins Large Cap Value Fund                      Large-Cap Core Funds


INTECH INVESTMENT PERSONNEL

  OTHER ACCOUNTS MANAGED




  The following table provides information relating to other accounts managed by the investment personnel as of April 30, 2009. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.



                                                                 Other Registered     Other Pooled
                                                                    Investment         Investment
                                                                   Companies*(1)        Vehicles       Other Accounts(2)
  ----------------------------------------------------------------------------------------------------------------------
  E. Robert Fernholz         Number of Other Accounts Managed                 17                 35                 342
                             Assets in Other Accounts Managed     $5,314,758,881     $6,483,824,297     $28,911,220,793

  Adrian Banner              Number of Other Accounts Managed                 17                 35                 342
                             Assets in Other Accounts Managed     $5,314,758,881     $6,483,824,297     $28,911,220,793

  Jason Greene               Number of Other Accounts Managed                 17                 35                 342
                             Assets in Other Accounts Managed     $5,314,758,881     $6,483,824,297     $28,911,220,793

  Joseph Runnels             Number of Other Accounts Managed                 17                 35                 342
                             Assets in Other Accounts Managed     $5,314,758,881     $6,483,824,297     $28,911,220,793





  * Excludes Janus Adviser Series funds that are being reorganized into the Trust.


  (1) One of the accounts included in the totals, consisting of $20,521,784 of the total assets in the category, has performance-based advisory fees.


  (2) Fifty of the accounts included in the totals, consisting of $5,614,990,988 of the total assets in the category, have performance-based advisory fees.


  MATERIAL CONFLICTS

  As shown in the table above, the Risk-Managed Funds' investment personnel may manage other accounts with investment strategies similar to the Funds. Fees earned by the adviser may vary among these accounts, the investment personnel may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on the investment personnel's compensation than others. These factors could create conflicts of interest because the investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Funds. A conflict may also exist if the investment personnel identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Funds. However, INTECH believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the investment personnel are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, preallocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. These procedures are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

  COMPENSATION INFORMATION


  As described under "Investment Adviser and Subadvisers," Janus Capital has entered into Sub-Advisory Agreements on behalf of INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund. The compensation structure of the investment personnel is determined by INTECH and is summarized by INTECH below. The following describes the structure and method of calculating the investment personnel's compensation as of April 30, 2009.


  For managing the Funds and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid by INTECH, which is not based on performance or assets of the Funds or other accounts. The investment personnel are also eligible for a cash bonus as determined by INTECH, and which is not based on performance or assets of the Funds or other accounts. The investment personnel, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

  The investment personnel may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

PERKINS INVESTMENT PERSONNEL



  OTHER ACCOUNTS MANAGED


  The following table provides information relating to other accounts managed by the portfolio managers as of April 30, 2009. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.



                                                                      Other Registered    Other Pooled
                                                                         Investment        Investment
                                                                         Companies*         Vehicles      Other Accounts
  ----------------------------------------------------------------------------------------------------------------------
  Thomas Perkins                  Number of Other Accounts Managed                 3(1)       None                   20
                                  Assets in Other Accounts Managed      $687,643,535          None         $468,586,623

  Kevin Preloger                  Number of Other Accounts Managed              None          None                   19
                                  Assets in Other Accounts Managed              None          None         $ 29,108,899





   * Excludes Janus Adviser Series funds that are being reorganized into the Trust.


  (1) One of the accounts included in the total, consisting of $398,804,284 of the total assets in the category, has performance-based advisory fees.


  MATERIAL CONFLICTS


  As shown in the table above, Perkins Large Cap Value Fund's portfolio managers may manage other funds and accounts with investment strategies similar to the Fund. Fees earned by the adviser may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on the portfolio managers' compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Perkins believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. Information regarding Perkins' trade allocation procedures is described under "Additional Information About Janus Capital and the Subadvisers."


  COMPENSATION INFORMATION


  The following describes the structure and method of calculating a portfolio manager's compensation as of April 30, 2009.


  Portfolio managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officer ("CIO") of Perkins is eligible for additional variable compensation in recognition of his CIO role. In addition, certain portfolio managers who have an ownership interest or profits interest in Perkins may receive compensation through those interests.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

  VARIABLE COMPENSATION: Variable compensation is paid in cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

  Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from a discretionary bonus pool.

  Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

  A portfolio manager is also eligible to participate in a Perkins discretionary bonus pool. The size of the discretionary bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets and the investment performance of such firm-wide managed assets. Compensation from the discretionary bonus pool is then allocated among the eligible respective participants at the discretion of Perkins based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

  ANALYST VARIABLE COMPENSATION: If a portfolio manager also has analyst responsibilities, then such portfolio manager is further eligible to participate in the Perkins discretionary bonus pool. The discretionary bonus pool is allocated among the eligible analysts at the discretion of Perkins based on factors which may include performance of investment recommendations, performance of an analyst run paper based portfolio, individual and team contributions, scope of coverage, and other subjective criteria.

OWNERSHIP OF SECURITIES

  The table below shows the dollar range of shares beneficially owned (if applicable) of the Janus Adviser Series predecessor fund(s) managed by the portfolio managers and the aggregate dollar range of shares beneficially owned by the portfolio managers of all mutual funds advised by Janus Capital within the Janus family of funds (collectively, the "Janus Funds"), as of April 30, 2009.


---------------------------------------------------------------------------------------------------------------------------------
                          DOLLAR RANGE OF EQUITY                                              AGGREGATE DOLLAR RANGE OF EQUITY
 INVESTMENT PERSONNEL     SECURITIES IN THE PREDECESSOR FUND(S) MANAGED                       SECURITIES IN JANUS FUNDS
---------------------------------------------------------------------------------------------------------------------------------
 JANUS CAPITAL
---------------------------------------------------------------------------------------------------------------------------------
 PATRICK BROPHY           Janus Global Real Estate Fund                   $100,001-$500,000                  $500,001-$1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 DAVID DECKER             Janus Long/Short Fund                             Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 DANIEL RIFF              Janus Long/Short Fund                             Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 RON SACHS                Janus Forty Fund                                             None                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 LAURENT SALTIEL          Janus International Equity Fund               $500,001-$1,000,000                      Over $1,000,000
                          Janus International Forty Fund                $500,001-$1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 INTECH
---------------------------------------------------------------------------------------------------------------------------------
 E. ROBERT FERNHOLZ       INTECH Risk-Managed Growth Fund                              None                      Over $1,000,000
                          INTECH Risk-Managed International Fund                       None
                          INTECH Risk-Managed Value Fund                               None
---------------------------------------------------------------------------------------------------------------------------------
 ADRIAN BANNER            INTECH Risk-Managed Growth Fund                              None                    $100,001-$500,000
                          INTECH Risk-Managed International Fund                       None
                          INTECH Risk-Managed Value Fund                               None
---------------------------------------------------------------------------------------------------------------------------------
 JASON GREENE             INTECH Risk-Managed Growth Fund                              None                    $100,001-$500,000
                          INTECH Risk-Managed International Fund                 $1-$10,000
                          INTECH Risk-Managed Value Fund                               None
---------------------------------------------------------------------------------------------------------------------------------
 JOSEPH RUNNELS           INTECH Risk-Managed Growth Fund                              None                     $50,001-$100,000
                          INTECH Risk-Managed International Fund                       None
                          INTECH Risk-Managed Value Fund                               None
---------------------------------------------------------------------------------------------------------------------------------
 PERKINS
---------------------------------------------------------------------------------------------------------------------------------
 THOMAS PERKINS           Perkins Large Cap Value Fund                      Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 KEVIN PRELOGER           Perkins Large Cap Value Fund                    $100,001-$500,000                    $100,001-$500,000
---------------------------------------------------------------------------------------------------------------------------------

SHARES OF THE TRUST
--------------------------------------------------------------------------------


NET ASSET VALUE DETERMINATION

  As stated in the Funds' Prospectuses, the net asset value ("NAV") of the Shares of each class of each Fund is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

  Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

  To the extent there are any errors in a Fund's NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder's account reflects the accurate corrected NAV.

PURCHASES


  Shares of the Funds can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Not all financial intermediaries offer all classes. Shares or classes of the Funds may be purchased without upfront sales charges by clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers' advice, which are on top of the Funds' expenses. Certain Shares or classes of the Funds may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund "supermarket" programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional.


  Certain designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Funds' Prospectuses will provide you with detailed information about investing in the Funds.

  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.


  Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.


  CLASS A SHARES
  The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust's distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

                                            Sales Charge as a         Sales Charge as a         Amount of Sales Charge Reallowed
                                              Percentage of           Percentage of Net         to Financial Intermediaries as a
 Amount of Purchase at Offering Price        Offering Price*           Amount Invested            Percentage of Offering Price
                                            -----------------         -----------------         --------------------------------

   Under $50,000                                   5.75%                     6.10%                            5.00%
   $50,000 but under $100,000                      4.50%                     4.71%                            3.75%
   $100,000 but under $250,000                     3.50%                     3.63%                            2.75%
   $250,000 but under $500,000                     2.50%                     2.56%                            2.00%
   $500,000 but under $1,000,000                   2.00%                     2.04%                            1.60%
   $1,000,000 and above                            None**                    None                             None


   * Offering Price includes the initial sales charge.
  ** A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Funds and other Janus funds that are offered with a sales charge to take advantage of lower sales charges.

  The following tables show the aggregate amount of underwriting commissions paid to, as well as the aggregate amount retained by, Janus Distributors from proceeds of initial sales charges paid by investors on Class A Shares of the Janus Adviser Series funds prior to the reorganization of the funds into corresponding Funds in Janus Investment Fund. Prior to the reorganizations, the funds in Janus Adviser Series had a fiscal year end of July 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30.



  The table below shows underwriting commissions paid to Janus Distributors by the predecessor funds for the fiscal years or periods ending July 31 (substantially all of which was paid out to financial intermediaries).


                                                                      Aggregate Sales Commissions
                                                             --------------------------------------------
  Fund Name                                                     2008              2007             2006
  -------------------------------------------------------------------------------------------------------
  ALTERNATIVE
    Janus Global Real Estate Fund (formerly known as Janus
       Adviser Global Real Estate Fund)
       Class A Shares                                        $      254(1)           N/A              N/A
    Janus Long/Short Fund (formerly known as Janus Adviser
       Long/Short Fund)
       Class A Shares                                        $2,899,061         $471,437              N/A
  GROWTH & CORE
    Janus Forty Fund (formerly known as Janus Adviser
       Forty Fund)
       Class A Shares                                        $3,821,845         $430,024         $363,068
  INTERNATIONAL & GLOBAL
    Janus International Equity Fund (formerly known as
       Janus Adviser International Equity Fund)
       Class A Shares                                        $  207,212         $  6,465(2)           N/A
    Janus International Forty Fund (formerly known as
       Janus Adviser International Forty Fund)
       Class A Shares                                        $       25(3)           N/A              N/A
  RISK-MANAGED
    INTECH Risk-Managed Growth Fund (formerly known as
       Janus Adviser INTECH Risk-Managed Growth Fund)
       Class A Shares                                        $   11,595         $106,751         $260,076
    INTECH Risk-Managed International Fund (formerly known
       as Janus Adviser INTECH Risk-Managed International
       Fund)
       Class A Shares                                        $    2,540         $     --(4)           N/A
    INTECH Risk-Managed Value Fund (formerly known as
       Janus Adviser INTECH Risk-Managed Value Fund)
       Class A Shares                                        $    2,521         $  6,847         $     --(5)
  VALUE
    Perkins Large Cap Value Fund(6) (formerly known as
       Janus Adviser Perkins Large Cap Value Fund)
       Class A Shares                                               N/A              N/A              N/A


  (1) November 28, 2007 (effective date) to July 31, 2008.
  (2) November 28, 2006 (effective date) to July 31, 2007.
  (3) May 30, 2008 (effective date) to July 31, 2008.
  (4) May 2, 2007 (effective date) to July 31, 2007.
  (5) December 30, 2005 (effective date) to July 31, 2006.

  (6) No sales commissions were paid to Janus Distributors because the predecessor fund did not commence operations until December 31, 2008.

  The following table shows the upfront sales charge retained by Janus Distributors during the fiscal years or periods ended July 31, 2008 for the predecessor funds.


                                                                                   Upfront
                                                                                    Sales
  Fund Name                                                                        Charge
  ----------------------------------------------------------------------------------------
  ALTERNATIVE
    Janus Global Real Estate Fund (formerly known as Janus Adviser Global Real
       Estate Fund) - Class A Shares                                              $     41(1)
    Janus Long/Short Fund (formerly known as Janus Adviser Long/Short
       Fund) - Class A Shares                                                     $279,647
  GROWTH & CORE
    Janus Forty Fund (formerly known as Janus Adviser Forty Fund) - Class A
       Shares                                                                     $530,064
  INTERNATIONAL & GLOBAL
    Janus International Equity Fund (formerly known as Janus Adviser
       International Equity Fund) - Class A Shares                                $ 29,950
    Janus International Forty Fund (formerly known as Janus Adviser
       International Forty Fund) - Class A Shares                                 $     --(2)
  RISK-MANAGED
    INTECH Risk-Managed Growth Fund (formerly known as Janus Adviser INTECH
       Risk-Managed Growth Fund) - Class A Shares                                 $  1,327
    INTECH Risk-Managed International Fund (formerly known as Janus Adviser
       INTECH Risk-Managed International Fund) - Class A Shares                   $    386
    INTECH Risk-Managed Value Fund (formerly known as Janus Adviser INTECH
       Risk-Managed Value Fund) - Class A Shares                                  $    335
  VALUE
    Perkins Large Cap Value Fund (formerly known as Janus Adviser Perkins
       Large Cap Value Fund) - Class A Shares                                     $    N/A(3)


  (1) November 28, 2007 (effective date) to July 31, 2008.
  (2) May 30, 2008 (effective date) to July 31, 2008.

  (3) No upfront sales charges are listed for the predecessor fund since the predecessor fund did not commence operations until December 31, 2008.



  CLASS C SHARES, CLASS I SHARES, CLASS R SHARES, CLASS S SHARES, AND CLASS T SHARES


  Class C Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.



  Janus Distributors also receives amounts pursuant to Class A Share, Class C Share, Class R Share, and Class S Share 12b-1 plans and, from Class A Shares and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the "Distribution and Shareholder Servicing Plans" and "Redemptions" sections, respectively, of this SAI.



  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

  CLASS A SHARES, CLASS R SHARES, AND CLASS S SHARES

  As described in the Prospectuses, Class A Shares, Class R Shares, and Class S Shares have each adopted distribution and shareholder servicing plans (the "Class A Plan," "Class R Plan," and "Class S Plan," respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares and at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of a Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A Shares, Class R Shares, or Class S Shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A Shares, Class R Shares, and Class S Shares to prospective and existing investors; providing educational materials regarding Class A Shares, Class R Shares, and Class S Shares; providing facilities to answer questions from prospective and existing investors about the Funds; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A Shares, Class R Shares, and Class S Shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which "service fees" may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. ("FINRA") Conduct Rules. Payments under the Plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Janus Distributors, the Funds' distributor, who may make ongoing payments to financial intermediaries based on the value of

  Fund shares held by such intermediaries' customers. On December 5, 2008, the Trustees unanimously approved a distribution plan with respect to each of the Class A Shares, Class R Shares, and Class S Shares, which became effective on July 6, 2009.


  CLASS C SHARES

  As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Fund for activities which are primarily intended to result in the sale of Class C Shares of such Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Funds; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. On December 5, 2008, the Trustees unanimously approved the Class C Plan, which became effective on July 6, 2009.


  The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Fund or by vote of a majority of the 12b-1 Trustees.

  Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

  The following table shows the total amounts paid by the Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Janus Adviser Series funds prior to the reorganization of the funds into corresponding Funds in Janus Investment Fund. Prior to the reorganizations, the funds in Janus Adviser Series had a fiscal year end of July 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30.



  The table shows amounts paid by the predecessor funds to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under each Class' respective Plan for the fiscal year ended July 31, 2008.



                                                           Prospectus
                                                          Preparation,
                                        Advertising and     Printing     Payment to   Compensation to   Total Fund 12b-1
  Fund Name                                Literature      and Mailing     Brokers    Sales Personnel       Payments
  ----------------------------------------------------------------------------------------------------------------------
  ALTERNATIVE
    Janus Global Real Estate Fund(1)
       (formerly known as Janus
       Adviser Global Real Estate
       Fund)
       Class A Shares                       $      8        $ 18,512             --      $      125        $      750
       Class C Shares                       $      8        $ 21,103             --              --        $    2,977
       Class S Shares                       $      8        $ 26,362             --              --        $      738
    Janus Long/Short Fund (formerly
       known as Janus Adviser
       Long/Short Fund)
       Class A Shares                       $ 15,428        $ 25,195     $  782,633      $1,226,555        $  818,020
       Class C Shares                       $  7,316        $ 24,036     $  130,312      $  611,803        $1,581,749
       Class R Shares                       $     22        $ 14,137     $    1,318      $       13        $    3,006
       Class S Shares                       $  2,794        $ 23,238     $  146,278      $   87,890        $  148,150
  GROWTH & CORE
    Janus Forty Fund (formerly known
       as Janus Adviser Forty Fund)
       Class A Shares                       $ 53,309        $ 75,290     $2,761,233      $1,960,946        $2,881,724
       Class C Shares                       $ 14,487        $ 45,290     $1,010,321      $  980,797        $3,201,232
       Class R Shares                       $  2,461        $ 30,915     $  267,552      $   82,535        $  269,057
       Class S Shares                       $164,957        $212,011     $8,489,688      $3,068,888        $8,839,597
  INTERNATIONAL & GLOBAL
    Janus International Equity Fund
       (formerly known as Janus
       Adviser International Equity
       Fund)
       Class A Shares                       $    954        $  1,297     $   46,978      $  182,066        $   54,881
       Class C Shares                       $    254        $    581     $    8,067      $   41,870        $   59,709
       Class R Shares                       $     22        $    330     $      430      $       13        $    3,237
       Class S Shares                       $    129        $  5,203     $    5,888      $   19,586        $    7,093
    Janus International Forty Fund(1)
       (formerly known as Janus
       Adviser International Forty
       Fund)
       Class A Shares                             --        $      2             --      $       10        $      106
       Class C Shares                             --        $      4             --     ($        1)       $      417
       Class S Shares                             --        $      2             --              --        $      102
  RISK-MANAGED
    INTECH Risk-Managed Growth Fund
       (formerly known as Janus
       Adviser INTECH Risk-Managed
       Growth Fund)
       Class A Shares                       $  2,242        $ 10,142     $  116,689      $   19,945        $  117,732
       Class C Shares                       $    622        $  6,417     $   98,849      $    4,518        $  129,822
       Class S Shares                       $  5,613        $ 36,404     $  286,268      $   28,221        $  293,090
    INTECH Risk-Managed International
       Fund (formerly known as Janus
       Adviser INTECH Risk-Managed
       International Fund)
       Class A Shares                       $     81        $ 13,089             --      $      142        $    6,267
       Class C Shares                       $     80        $ 13,796             --      $       27        $   24,846
       Class S Shares                       $     80        $ 19,802     $      530              --        $    6,193

                                                           Prospectus
                                                          Preparation,
                                        Advertising and     Printing     Payment to   Compensation to   Total Fund 12b-1
  Fund Name                                Literature      and Mailing     Brokers    Sales Personnel       Payments
  ----------------------------------------------------------------------------------------------------------------------
    INTECH Risk-Managed Value Fund
       (formerly known as Janus
       Adviser INTECH Risk-Managed
       Value Fund)
       Class A Shares                       $     29        $    161     $      961      $    1,650        $    1,700
       Class C Shares                       $     37        $    386     $      978     ($      164)       $    8,601
       Class S Shares                       $      9        $  1,687             --              --        $      710
  VALUE
    Perkins Large Cap Value Fund(2)
       (formerly known as Janus
       Adviser Perkins Large Cap
       Value Fund)
       Class A Shares                             --              --             --              --                --
       Class C Shares                             --              --             --              --                --
       Class S Shares                             --              --             --              --                --




  (1) May 30, 2008 (effective date) to July 31, 2008.

  (2) Janus Distributors did not receive any 12b-1 fees from Class A Shares, Class C Shares, or Class S Shares of the predecessor fund because the predecessor fund did not commence operations until December 31, 2008.

  Note: Certain Funds do not offer Class R Shares.

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a Fund, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  CLASS A SHARES
  A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

  CLASS C SHARES
  A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

  The following table shows the total amounts received by Janus Distributors from the Janus Adviser Series funds prior to the reorganization of the funds into corresponding Funds in Janus Investment Fund. Prior to the reorganizations, the funds in Janus Adviser Series had a fiscal year end of July 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30.



  The table shows amounts Janus Distributors received from the predecessor funds from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares for the fiscal year ended July 31, 2008.


                                                                             Contingent Deferred
  Fund Name                                                                      Sales Charge
  ----------------------------------------------------------------------------------------------
  ALTERNATIVE
    Janus Global Real Estate Fund(1) (formerly known as Janus Adviser
       Global Real Estate Fund)
       Class A Shares                                                              $    --
       Class C Shares                                                              $    --
    Janus Long/Short Fund (formerly known as Janus Adviser Long/Short Fund)
       Class A Shares                                                              $93,515
       Class C Shares                                                              $38,543
  GROWTH & CORE
    Janus Forty Fund (formerly known as Janus Adviser Forty Fund)
       Class A Shares                                                              $    67
       Class C Shares                                                              $35,080
  INTERNATIONAL & GLOBAL
    Janus International Equity Fund (formerly known as Janus Adviser
       International Equity Fund)
       Class A Shares                                                              $   288
       Class C Shares                                                              $ 1,910
    Janus International Forty Fund(2) (formerly known as Janus Adviser
       International Forty Fund)
       Class A Shares                                                              $    --
       Class C Shares                                                              $    --
  RISK-MANAGED
    INTECH Risk-Managed Growth Fund (formerly known as Janus Adviser INTECH
       Risk-Managed Growth Fund)
       Class A Shares                                                              $    --
       Class C Shares                                                              $   190
    INTECH Risk-Managed International Fund (formerly known as Janus Adviser
       INTECH Risk-Managed International Fund)
       Class A Shares                                                              $    --
       Class C Shares                                                              $    --
    INTECH Risk-Managed Value Fund (formerly known as Janus Adviser INTECH
       Risk-Managed Value Fund)
       Class A Shares                                                              $    --
       Class C Shares                                                              $    --
  VALUE
    Perkins Large Cap Value Fund(3) (formerly known as Janus Adviser
       Perkins Large Cap Value Fund)
       Class A Shares                                                                  N/A
       Class C Shares                                                                  N/A



  (1) November 28, 2007 (effective date) to July 31, 2008.
  (2) May 30, 2008 (effective date) to July 31, 2008.

  (3) No contingent deferred sales charges are listed for the predecessor fund since the predecessor fund did not commence operations until December 31, 2008.



  CLASS I SHARES, CLASS R SHARES, CLASS S SHARES, AND CLASS T SHARES


  A redemption fee of 2.00% will be deducted from a shareholder's redemption proceeds with respect to Class I Shares, Class R Shares, Class S Shares, and Class T Shares of Janus Global Real Estate Fund, Janus Long/Short Fund, Janus International Equity Fund, Janus International Forty Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund redeemed within 90 days of purchase, unless waived, as discussed in the Prospectuses.


  PROCESSING OR SERVICE FEES
  Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.

  It is a policy of the Funds' Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. Janus Global Real Estate Fund, Janus Long/Short Fund, Janus Forty Fund, Janus International Equity Fund, Janus International Forty Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, INTECH Risk-Managed Value Fund, and Perkins Large Cap Value Fund declare and make annual distributions of income (if any). If a month begins on a Saturday, Sunday, or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month.

  The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.

  All income dividends and capital gains distributions, if any, on a Fund's Shares are reinvested automatically in additional shares of the same class of Shares of that Fund at the NAV determined on the first business day following the record date.

  The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.

  Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under
  Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.

  A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund's investments in REIT equity securities may result in the receipt of cash in excess of the REIT's earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

  Some REITs are permitted to hold "residual interests" in real estate mortgage investment conduits (REMICs). Pursuant to the Internal Revenue Service rules, a portion of a Fund's income from a REIT or "excess inclusion income" that is attributable to the REIT may be subject to federal income tax. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders. There may be instances in which the Fund may be unaware of a REIT's excess inclusion income.

  As a result of excess inclusion income, the Fund may be subject to additional tax depending on the type of record holder of Fund shares, such as certain federal, state, and foreign governmental entities, tax exempt organizations, and certain rural electrical and telephone cooperatives ("disqualified organizations"). This may impact the Fund's performance.

  Please consult a tax adviser regarding tax consequences of Fund distributions and to determine whether you will need to file a tax return.

  Please note that shareholders of Janus Global Real Estate Fund may receive account tax information from the Fund at the end of February of the following year, which is one month later than when most such forms are sent.

  Janus Global Real Estate Fund's investments in REITs may require the Fund to pass through certain "excess inclusion income" as "unrelated business taxable income" ("UBTI"). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in the Fund regarding recent IRS pronouncements about the treatment of such income for certain tax-exempt investors.


  Certain fund transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------



  On or about July 6, 2009, the predecessor funds will reorganize into the Funds. Before the reorganization, Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares of the Funds had no shareholders. The information below reflects ownership interest in the predecessor funds. To the best knowledge of the Trust, the percentage ownership of each applicable class of each predecessor fund owned by the below named shareholders is expected to be approximately the same upon reorganization into each Fund.



  To the best knowledge of Janus Capital, as of June 2, 2009, the officers and Trustees beneficially owned, as a group, less than 1% of Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares of the predecessor funds.



  As of June 2, 2009, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, Class R Shares, or Class S Shares of a predecessor fund is listed below. In addition, the percentage ownership of any person or entity owning 25% or more of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, Class R Shares, or Class S Shares of a predecessor fund is listed below.



  To the best knowledge of the Trust, as of June 2, 2009, no other person or entity owned beneficially more than 5% of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, Class R Shares, or Class S Shares of a predecessor fund, except as shown. Additionally, to the best knowledge of the Trust, except for Janus Capital's (or an affiliate's) ownership in a predecessor fund, no other person or entity beneficially owned 25% or more of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, Class R Shares, or Class S Shares of the predecessor fund except as shown. In certain circumstances, Janus Capital's (or an affiliate's) ownership may not represent beneficial ownership. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, Class R Shares, or Class S Shares of the predecessor funds are not the beneficial owners of such Shares, unless otherwise indicated.



  As of the date of this SAI, all of the outstanding Class T Shares were owned by Janus Capital or an affiliate, which provided seed capital for the Class T Shares of certain Funds.



Name of Fund and Class                             Shareholder and Address of Record             Percentage of Ownership
------------------------------------------------------------------------------------------------------------------------
INTECH Risk-Managed Growth Fund                 Pershing LLC                                             49.74%
  Class A Shares                                Jersey City, NJ

                                                Charles Schwab & Co. Inc.                                  9.87%
                                                Special Custody Account
                                                FBO Institutional Client Accounts
                                                San Francisco, CA

                                                NFS LLC                                                    8.03%
                                                FEBO State Street Bank Trust Co. Trustee
                                                Various Retirement Plans
                                                Purchase, NY

                                                Merrill Lynch Pierce Fenner & Smith, Inc.                  5.93%
                                                For The Sole Benefit Of Customers
                                                Jacksonville, FL

INTECH Risk-Managed International Fund          Janus Capital Group Inc.                                  94.26%*
  Class A Shares                                Denver, CO

INTECH Risk-Managed Value Fund                  Wilmington Trust Company Cust                             76.94%
  Class A Shares                                FBO Blanchard Valley Health Assoc 403B
                                                A/C 069363-0011
                                                Wilmington, DE

                                                Charles Schwab & Co. Inc.                                 16.15%
                                                Special Custody Account
                                                FBO Institutional Client Accounts
                                                San Francisco, CA

Janus Forty Fund                                Merrill Lynch Pierce Fenner & Smith, Inc.                 57.03%
  Class A Shares                                For The Sole Benefit Of Customers
                                                Jacksonville, FL

                                                Charles Schwab & Co. Inc.                                 14.71%
                                                Special Custody Account
                                                FBO Institutional Client Accounts
                                                San Francisco, CA




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                             Shareholder and Address of Record             Percentage of Ownership
------------------------------------------------------------------------------------------------------------------------
Janus Global Real Estate Fund                   Janus Capital Group Inc.                                  54.65%*
  Class A Shares                                Denver, CO

                                                Charles Schwab & Co. Inc.                                 20.81%
                                                Special Custody Account
                                                FBO Institutional Client Accounts
                                                San Francisco, CA

                                                Merrill Lynch Pierce Fenner & Smith, Inc.                 10.24%
                                                For The Sole Benefit Of Customers
                                                Jacksonville, FL

Janus International Equity Fund                 Charles Schwab & Co. Inc.                                 62.85%
  Class A Shares                                Special Custody Account
                                                FBO Institutional Client Accounts
                                                San Francisco, CA

                                                Merrill Lynch Pierce Fenner & Smith, Inc.                 17.69%
                                                For The Sole Benefit Of Customers
                                                Jacksonville, FL

Janus International Forty Fund                  Merrill Lynch Pierce Fenner & Smith, Inc.                 66.16%
  Class A Shares                                For The Sole Benefit Of Customers
                                                Jacksonville, FL

                                                Charles Schwab & Co. Inc.                                 15.45%
                                                Special Custody Account
                                                FBO Institutional Client Accounts
                                                San Francisco, CA

                                                Janus Capital Group Inc.                                   9.14%*
                                                Denver, CO

Janus Long/Short Fund                           Merrill Lynch Pierce Fenner & Smith, Inc.                 34.02%
  Class A Shares                                For The Sole Benefit Of Customers
                                                Jacksonville, FL

                                                Charles Schwab & Co. Inc.                                 27.22%
                                                Special Custody Account
                                                FBO Institutional Client Accounts
                                                San Francisco, CA

                                                Citigroup Global Markets                                   5.23%
                                                House Account
                                                Owings Mills, MD

Perkins Large Cap Value Fund                    Janus Capital Group Inc.                                  95.84%*
  Class A Shares                                Denver, CO

INTECH Risk-Managed Growth Fund                 Merrill Lynch Pierce Fenner & Smith, Inc.                 46.71%
  Class C Shares                                For The Sole Benefit Of Customers
                                                Jacksonville, FL

                                                Pershing LLC                                              16.21%
                                                Jersey City, NJ

INTECH Risk-Managed International Fund          Janus Capital Group Inc.                                  99.09%*
  Class C Shares                                Denver, CO

INTECH Risk-Managed Value Fund                  Janus Capital Group Inc.                                  69.61%*
  Class C Shares                                Denver, CO

                                                Pershing LLC                                              13.86%
                                                Jersey City, NJ

                                                UBS Financial Services Inc.                                6.98%
                                                FBO UBS-FINSVC CDN
                                                FBO Ms. Li-Fen C Johnson
                                                Weehawken, NJ

Janus Forty Fund                                Merrill Lynch Pierce Fenner & Smith, Inc.                 48.76%
  Class C Shares                                For The Sole Benefit Of Customers
                                                Jacksonville, FL

                                                Citigroup Global Markets                                  19.26%
                                                House Account
                                                Owings Mills, MD

                                                Morgan Stanley & Co                                        5.10%
                                                Jersey City, NJ

Janus Global Real Estate Fund                   Janus Capital Group Inc.                                  95.77%*
  Class C Shares                                Denver, CO





* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                             Shareholder and Address of Record             Percentage of Ownership
------------------------------------------------------------------------------------------------------------------------
Janus International Equity Fund                 Merrill Lynch Pierce Fenner & Smith, Inc.                 29.69%
  Class C Shares                                For The Sole Benefit Of Customers
                                                Jacksonville, FL

                                                Citigroup Global Markets                                  25.88%
                                                House Account
                                                Owings Mills, MD

                                                Morgan Stanley & Co                                        7.11%
                                                Jersey City, NJ

Janus International Forty Fund                  Janus Capital Group Inc.                                  40.75%*
  Class C Shares                                Denver, CO

                                                Merrill Lynch Pierce Fenner & Smith, Inc.                 17.29%
                                                For The Sole Benefit Of Customers
                                                Jacksonville, FL

                                                RBC Capital Markets Corp                                   9.36%
                                                FBO Bradley A O'Keef IRA
                                                Milwaukee, WI

                                                Pershing LLC                                               6.87%
                                                Jersey City, NJ

                                                LPL Financial                                              5.19%
                                                A/C 1026-9755
                                                San Diego, CA

Janus Long/Short Fund                           Merrill Lynch Pierce Fenner & Smith, Inc.                 38.00%
  Class C Shares                                For The Sole Benefit Of Customers
                                                Jacksonville, FL

                                                Citigroup Global Markets                                  23.26%
                                                House Account
                                                Owings Mills, MD

                                                Pershing LLC                                               5.76%
                                                Jersey City, NJ

Perkins Large Cap Value Fund                    Janus Capital Group Inc.                                    100%*
  Class C Shares                                Denver, CO

INTECH Risk-Managed Growth Fund                 Charles Schwab & Co. Inc.                                  8.16%
  Class I Shares                                Exclusive Benefit Of Our Customers
                                                San Francisco, CA

INTECH Risk-Managed International Fund          Janus Capital Group Inc.                                  74.92%*
  Class I Shares                                Denver, CO

                                                Charles Schwab & Co. Inc.                                 20.80%
                                                Exclusive Benefit Of Our Customers
                                                San Francisco, CA

INTECH Risk-Managed Value Fund                  Janus Smart Portfolio - Growth                            37.21%
  Class I Shares                                Risk-Managed Value Omnibus Account
                                                Denver, CO

                                                Janus Smart Portfolio - Moderate                          22.96%
                                                Risk-Managed Value Omnibus Account
                                                Denver, CO

                                                Janus Smart Portfolio - Conservative                      12.64%
                                                Risk-Managed Value Omnibus Account
                                                Denver, CO

                                                Wells Fargo Bank NA                                       11.72%
                                                FBO TC Hospital Workers PEN-MISC Assets
                                                Minneapolis, MN

                                                State Street Bank                                          5.70%
                                                As Trustee for the Eagle Industries Inc.
                                                Master Trust
                                                North Quincy, MA





* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                             Shareholder and Address of Record             Percentage of Ownership
------------------------------------------------------------------------------------------------------------------------
Janus Forty Fund                                Citigroup Global Markets Inc.                             21.13%
  Class I Shares                                A/C 00109801250
                                                New York, NY

                                                Mori & Co                                                 20.26%
                                                Kansas City, MO

                                                Vanguard Fiduciary Trust Company                          19.45%
                                                Valley Forge, PA

                                                MAC & Co                                                   6.29%
                                                A/C NFSF4561302
                                                Pittsburgh, PA

Janus Global Real Estate Fund                   Charles Schwab & Co. Inc.                                 99.26%
  Class I Shares                                Exclusive Benefit Of Our Customers
                                                San Francisco, CA

Janus International Equity Fund                 Janus Smart Portfolio - Growth                            32.36%
  Class I Shares                                International Equity Omnibus Acct
                                                Denver, CO

                                                Janus Smart Portfolio - Moderate                          18.66%
                                                International Equity Omnibus Acct
                                                Denver, CO

                                                Janus Smart Portfolio - Conservative                       8.60%
                                                International Equity Omnibus Acct
                                                Denver, CO

                                                NFS LLC                                                    5.90%
                                                FEBO Huntington National Bank
                                                Columbus, OH

                                                Citigroup Global Markets Inc.                              5.79%
                                                A/C 00109801250
                                                New York, NY

Janus International Forty Fund                  Charles Schwab & Co. Inc.                                 87.93%
  Class I Shares                                Exclusive Benefit Of Our Customers
                                                San Francisco, CA

                                                Janus Capital Group Inc.                                  12.07%*
                                                Denver, CO

Janus Long/Short Fund                           Charles Schwab & Co. Inc.                                 29.88%
  Class I Shares                                Exclusive Benefit Of Our Customers
                                                San Francisco, CA

                                                Citigroup Global Markets Inc.                             25.49%
                                                A/C 00109801250
                                                New York, NY

Perkins Large Cap Value Fund                    PWMCO, LLC                                                21.55%
  Class I Shares                                FBO 100004
                                                Chicago, IL

                                                PWMCO, LLC                                                17.58%
                                                FBO 101326
                                                Chicago, IL

                                                PWMCO, LLC                                                 8.99%
                                                FBO 101201
                                                Chicago, IL

                                                Charles Schwab & Co. Inc.                                  7.73%
                                                Exclusive Benefit Of Our Customers
                                                San Francisco, CA

                                                PWMCO, LLC                                                 5.52%
                                                FBO 101472
                                                Chicago, IL

                                                PWMCO, LLC                                                 5.05%
                                                FBO 101200
                                                Chicago, IL





* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                             Shareholder and Address of Record             Percentage of Ownership
------------------------------------------------------------------------------------------------------------------------
Janus Forty Fund                                Hartford Life Insurance Co.                               36.99%
  Class R Shares                                Separate Account DC IV
                                                Hartford, CT

                                                Merrill Lynch                                             21.77%
                                                Jacksonville, FL

                                                American United Life Insurance Co.                         8.28%
                                                AUL American Group Retirement Annuity
                                                Indianapolis, IN

Janus International Equity Fund                 Janus Capital Group Inc.                                  73.45%*
  Class R Shares                                Denver, CO

                                                Frontier Trust Company                                     6.17%
                                                FBO Wingfield Scale Inc. Profit Sharing 205984
                                                Fargo, ND

Janus Long/Short Fund                           Capital Bank & Trust Company TTEE                         42.55%
  Class R Shares                                Bernardin Lochmueller & Assoc. RPS
                                                Greenwood Vlg, CO

                                                Capital Bank & Trust Company TTEE                         27.92%
                                                Senior Market Sales Inc. 401K
                                                Greenwood Vlg, CO

                                                Reliance Trust Company Custodian                          24.73%
                                                FBO Molded Fiber Glass Companies DE
                                                Atlanta, GA

INTECH Risk-Managed Growth Fund                 Mac & Co.                                                 29.71%
  Class S Shares                                A/C RSMF 2033002
                                                Pittsburgh, PA

                                                American United Life Insurance CO                         14.98%
                                                Unit Investment Trust
                                                Indianapolis, IN

                                                Wachovia Bank                                             13.83%
                                                FBO Various Retirement Plans
                                                A/C 9888888836 NC 1076
                                                Charlotte, NC

                                                Charles Schwab & Co, Inc.                                 10.98%
                                                Special Custody Account
                                                FBO Institutional Client Accounts
                                                San Francisco, CA

                                                National Financial Services LLC Trustee                    9.26%
                                                For Exclusive Benefit Of Our Customers
                                                New York, NY

                                                Mitra & CO FBO 98                                          7.39%
                                                C/O M&I Trust Co NA
                                                Milwaukee, WI

INTECH Risk-Managed International Fund          Janus Capital Group Inc.                                    100%*
  Class S Shares                                Denver, CO

INTECH Risk-Managed Value Fund                  Janus Capital Group Inc.                                    100%*
  Class S Shares                                Denver, CO

Janus Forty Fund                                Citigroup Global Markets Inc.                             28.90%
  Class S Shares                                A/C 00109801250
                                                New York, NY

                                                National Financial Services LLC Trustee                   16.20%
                                                For Exclusive Benefit Of Our Customers
                                                New York, NY

Janus Global Real Estate Fund                   Janus Capital Group Inc.                                  98.20%*
  Class S Shares                                Denver, CO





* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                              Shareholder and Address of Record            Percentage of Ownership
------------------------------------------------------------------------------------------------------------------------
Janus International Forty Fund                  Janus Capital Group Inc.                                  55.89%*
  Class S Shares                                Denver, CO

                                                LPL Financial                                             24.34%
                                                A/C 1156-3469
                                                San Diego, CA

Janus Long/Short Fund                           SEI Private Trust Company                                  9.92%
  Class S Shares                                FBO ID370
                                                Oaks, PA

                                                National Financial Services LLC Trustee                    5.94%
                                                For Exclusive Benefit Of Our Customers
                                                New York, NY

Perkins Large Cap Value Fund                    Janus Capital Group Inc.                                    100%*
  Class S Shares                                Denver, CO





* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------





  Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers thirty-eight series of shares, known as "Funds." Two Funds consist of seven classes of shares (Class A, Class C, Class I, Class L, Class R, Class S, and Class T Shares); three Funds consist of six classes of shares (Class A, Class C, Class I, Class R, Class S, and Class T Shares); seven Funds consist of five classes of shares (Class A, Class C, Class I, Class S, and Class T Shares); twelve Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares); ten Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares); and four Funds consist of one class of shares (Class J Shares). Additional series and/or classes may be created from time to time.



  The Funds discussed in this SAI (listed below) were formed from the reorganization of Class A, Class C, Class I, Class R, and Class S Shares, as applicable, of corresponding funds of Janus Adviser Series into the Funds on July 6, 2009.



            PREDECESSOR FUND
            (EACH A FUND OF JANUS ADVISER SERIES)                          FUND
            -------------------------------------                          ----
            Janus Adviser Global Real Estate Fund                          Janus Global Real Estate Fund
            Janus Adviser Long/Short Fund                                  Janus Long/Short Fund
            Janus Adviser Forty Fund                                       Janus Forty Fund
            Janus Adviser International Equity Fund                        Janus International Equity Fund
            Janus Adviser International Forty Fund                         Janus International Forty Fund
            Janus Adviser INTECH Risk-Managed Growth Fund                  INTECH Risk-Managed Growth Fund
            Janus Adviser INTECH Risk-Managed International Fund           INTECH Risk-Managed International Fund
            Janus Adviser INTECH Risk-Managed Value Fund                   INTECH Risk-Managed Value Fund
            Janus Adviser Perkins Large Cap Value Fund                     Perkins Large Cap Value Fund




  The predecessor funds had a fiscal year end of July 31. As soon as reasonably practicable following the reorganizations, the Funds will change their fiscal year end to either June 30 or September 30.


  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

  Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.


  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, such as the 1940 Act, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.


SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders' rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

  As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all Funds and classes vote together as a single group, except where a separate vote of one or more Funds or classes is required by law or where the interests of one or more Funds or classes are affected differently from other Funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

  The Trust may in the future seek to achieve a Fund's objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds' annual financial statements and compiles their tax returns.


REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



DOCUMENTS INCORPORATED BY REFERENCE TO THE ALTERNATIVE, GROWTH & CORE, INTERNATIONAL & GLOBAL, RISK-MANAGED, AND VALUE ANNUAL REPORTS OF JANUS ADVISER SERIES (AUDITED)


  The following audited financial statements for the period ended July 31, 2008 are hereby incorporated into this SAI by reference to the Annual Reports dated July 31, 2008.

  Schedules of Investments as of July 31, 2008

  Statements of Operations for the period ended July 31, 2008

  Statements of Assets and Liabilities as of July 31, 2008

  Statements of Changes in Net Assets for the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  Report of Independent Registered Public Accounting Firm


DOCUMENTS INCORPORATED BY REFERENCE TO THE ALTERNATIVE, GROWTH & CORE, INTERNATIONAL & GLOBAL, RISK-MANAGED, AND VALUE SEMIANNUAL REPORTS OF JANUS ADVISER SERIES (UNAUDITED)



  The following unaudited financial statements for the period ended January 31, 2009 are hereby incorporated into this SAI by reference to the Semiannual Reports dated January 31, 2009.



  Schedules of Investments as of January 31, 2009



  Statements of Operations for the period ended January 31, 2009



  Statements of Assets and Liabilities as of January 31, 2009



  Statements of Changes in Net Assets for each of the periods indicated



  Financial Highlights for each of the periods indicated



  Notes to Financial Statements



  The portions of the Annual and Semiannual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------


EXPLANATION OF RATING CATEGORIES

  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analyses and do not rely solely on the ratings assigned by credit agencies.


STANDARD & POOR'S
RATINGS SERVICE


  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.

  AA.......................  High quality; very strong capacity to pay principal and interest.

  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade

  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial
                             commitment on the obligation.

  B........................  More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the
                             obligation; adverse business, financial, or economic
                             conditions will likely impair the obligor's capacity or
                             willingness to meet its financial commitment on the
                             obligation.

  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the
                             obligation.

  CC.......................  Currently highly vulnerable to nonpayment.

  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but
                             payments on the obligation are being continued.

  D........................  In default.

FITCH, INC.


  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of
                             financial commitments.

  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A........................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments.
                             May be more vulnerable to changes in circumstances or in
                             economic conditions than is the case for higher ratings.

  BBB......................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is
                             considered adequate, but adverse changes in circumstances
                             and economic conditions are more likely to impair this
                             capacity than is the case for higher ratings.

  Non-Investment Grade

  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC......................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC.......................  May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D........................  In default.




MOODY'S INVESTORS
SERVICE, INC.


  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  Aaa......................  Highest quality, smallest degree of investment risk.

  Aa.......................  High quality; together with Aaa bonds, they compose the high-grade bond group.

  A........................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade

  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.




  Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

                       This page intentionally left blank.

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92

                       This page intentionally left blank.

                                  (JANUS LOGO)


                                               janus.com/info


                                               151 Detroit Street
                                               Denver, Colorado 80206-4805
                                               1-877-335-2687

                                   July 2, 2009



                                   BOND
                                     Janus Flexible Bond Fund
                                     Janus High-Yield Fund
                                     Janus Short-Term Bond Fund

                                   GROWTH & CORE
                                     Janus Balanced Fund
                                     Janus Contrarian Fund
                                     Janus Enterprise Fund
                                     Janus Fund
                                     Janus Growth and Income Fund
                                     Janus Orion Fund
                                     Janus Research Core Fund
                                     Janus Research Fund
                                     Janus Triton Fund

                                   INTERNATIONAL & GLOBAL
                                     Janus Global Life Sciences Fund
                                     Janus Global Opportunities Fund
                                     Janus Global Research Fund
                                     Janus Global Technology Fund
                                     Janus Overseas Fund
                                     Janus Worldwide Fund

                                   RISK-MANAGED
                                     INTECH Risk-Managed Core Fund

                                   VALUE
                                     Perkins Mid Cap Value Fund
                                     Perkins Small Cap Value Fund








                              JANUS INVESTMENT FUND
                                 CLASS A SHARES
                                 CLASS C SHARES
                                 CLASS I SHARES
                                 CLASS R SHARES
                                 CLASS S SHARES

                       Statement of Additional Information


    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares (collectively, the "Shares") of the Funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Fund. In addition, subadvisers are responsible for the day-to-day operations of certain Funds. Certain Funds do not offer all classes of the Shares.



    On July 6, 2009, as the result of the reorganization of funds of the Janus Adviser Series trust into the Trust, certain Funds listed above assumed the assets and liabilities of a corresponding Janus Adviser Series fund.



    This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectuses dated July 2, 2009, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses. The Annual and Semiannual Reports (as they become available), which contain important financial information about the Funds, are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------




Classification, Investment Policies and Restrictions, and Investment
Strategies and Risks.........................................................     2

Investment Adviser and Subadvisers...........................................    32

Custodian, Transfer Agent, and Certain Affiliations..........................    55

Portfolio Transactions and Brokerage.........................................    56

Trustees and Officers........................................................    60

Shares of the Trust..........................................................    75
  Net Asset Value Determination..............................................    75
  Purchases..................................................................    75
  Distribution and Shareholder Servicing Plans...............................    77
  Redemptions................................................................    78

Income Dividends, Capital Gains Distributions, and Tax Status................    80

Principal Shareholders.......................................................    82

Miscellaneous Information....................................................    96
  Shares of the Trust........................................................    96
  Shareholder Meetings.......................................................    96
  Voting Rights..............................................................    96
  Master/Feeder Option.......................................................    97
  Independent Registered Public Accounting Firm..............................    97
  Registration Statement.....................................................    97

Financial Statements.........................................................    98

Appendix A...................................................................    99
  Explanation of Rating Categories...........................................    99


CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,
AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


JANUS INVESTMENT FUND

  This Statement of Additional Information includes information about 21 series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.

  EQUITY FUNDS. Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Fund, Janus Growth and Income Fund, Janus Orion Fund, Janus Research Core Fund, Janus Research Fund, Janus Triton Fund, Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Worldwide Fund, INTECH Risk-Managed Core Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund may be referred to collectively in this SAI as the "Equity Funds."

  BOND FUNDS. Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund are referred to collectively in this SAI as the "Bond Funds."

CLASSIFICATION

  The Investment Company Act of 1940, as amended ("1940 Act"), classifies mutual funds as either diversified or nondiversified. Janus Contrarian Fund, Janus Orion Fund, and Janus Global Opportunities Fund are classified as nondiversified. Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, Janus Balanced Fund, Janus Enterprise Fund, Janus Fund, Janus Growth and Income Fund, Janus Research Core Fund, Janus Research Fund, Janus Triton Fund, Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Worldwide Fund, INTECH Risk-Managed Core Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund are classified as diversified.

SUBADVISERS


  FUND SUBADVISED BY INTECH. INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) is the investment subadviser for INTECH Risk-Managed Core Fund.


  FUNDS SUBADVISED BY PERKINS. Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC) is the investment subadviser for Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

  The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds. Unless otherwise noted, each of these policies applies to each Fund, except policies (1) and (2), which apply only to the Funds specifically listed in those policies.

  (1) With respect to 75% of its total assets, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, Janus Balanced Fund, Janus Enterprise Fund, Janus Fund, Janus Growth and Income Fund, Janus Research Core Fund, Janus Research Fund, Janus Triton Fund, Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Worldwide Fund, INTECH Risk-Managed Core Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

  Each Fund may not:

  (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities), except that Janus Global Life Sciences Fund may invest 25% or more of the value of its total assets, in aggregate, in the following industry groups: health care, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology.

  (3) Invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.

  (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  (5) Lend any security or make any other loan if, as a result, more than one-third of a Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (6) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (7) Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

  As a fundamental policy, a Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.

  The Board of Trustees ("Trustees") has adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

  (1) If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).


  (2) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, each Fund may engage in short sales other than against the box, which involve selling a security that a Fund borrows and does not own. The Trustees may impose limits on a Fund's investments in short sales, as described in the Fund's prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.


  (3) The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

  (4) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

  (5) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (6) The Funds may not invest in companies for the purpose of exercising control of management.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

  For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

  For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS

  JANUS SHORT-TERM BOND FUND. As an operational policy, under normal circumstances, Janus Short-Term Bond Fund expects to maintain an average weighted effective maturity of three years or less. The portfolio manager may consider estimated prepayment dates or call dates of certain securities in computing the portfolio's effective maturity.

  JANUS BALANCED FUND. As an operational policy, at least 25% of the assets of Janus Balanced Fund will normally be invested in fixed-income senior securities.

  JANUS GLOBAL LIFE SCIENCES FUND. As a fundamental policy, Janus Global Life Sciences Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industry groups: health care, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology. Janus Global Life Sciences Fund does not have a policy to concentrate in any industry other than those listed above.

INVESTMENT STRATEGIES AND RISKS

Diversification

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.

Cash Position

  As discussed in the Prospectuses, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Fund may also invest in money market funds, including funds managed by Janus Capital. (Refer to "Investment Company Securities.")

  INTECH Risk-Managed Core Fund, subadvised by INTECH, normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Fund may use exchange-traded funds as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies, or its normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.

Illiquid Investments

  Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Investments in Rule 144A Securities could have the effect of increasing the level of the Funds' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the "1933 Act").

  If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Fund to decline.

  Each Fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each Fund may make an initial investment of up to 0.5% of a Fund's total assets in any one venture capital company. A Fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

  Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.

Securities Lending

  Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in non-affiliated money market funds or other accounts.

Foreign Securities

  Within the parameters of its specific investment policies, each Fund, including INTECH Risk-Managed Core Fund to the extent that foreign securities may be included in its respective benchmark index, may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


  EMERGING MARKETS. Within the parameters of its specific investment policies, each Fund, particularly Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund, and Janus Worldwide Fund, may invest its assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index(SM). Janus Contrarian Fund has, at times, invested a significant portion of its assets in emerging markets and may continue to do so. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each Fund's investments by country is contained in the Funds' shareholder reports and Form N-Q reports, which are filed with the SEC.

Short Sales

  Each Fund, with the exception of INTECH Risk-Managed Core Fund, may engage in "short sales against the box." This technique involves either selling short a security that a Fund owns, or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. A Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

  Each Fund, with the exception of INTECH Risk-Managed Core Fund, may also engage in other short sales. A Fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security's market purchase price will be less than its borrowing price. In a short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, a Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, a Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, a Fund may also be required to pay a premium, which would increase the cost of the security sold.

  The Funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


  Until a Fund closes its short position or replaces the borrowed security, the Fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. A Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits a Fund's leveraging of its investments and the related risk of losses from leveraging. A Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. A Fund's ability to invest in short sales may be limited, as described in the Fund's prospectus.


Zero Coupon, Step Coupon, and Pay-In-Kind Securities

  Within the parameters of its specific investment policies, each Fund, with the exception of INTECH Risk-Managed Core Fund, may invest up to 10% (without limit for Janus Flexible Bond Fund and Janus High-Yield Fund) of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

  Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Fund may obtain such cash from selling other portfolio holdings, which may cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

  Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

  The Funds, with the exception of INTECH Risk-Managed Core Fund, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("Ginnie Mae") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

  The Federal Home Loan Mortgage Corporation ("Freddie Mac") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  The Federal National Mortgage Association ("Fannie Mae") issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  On September 7, 2008, the Federal Housing Finance Agency ("FHFA"), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac's assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA's conservatorship will have on Fannie Mae and Freddie Mac's debt and equities is unclear.

  Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

  The Funds' investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

  The Funds, with the exception of INTECH Risk-Managed Core Fund, also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Funds' Prospectuses may apply.

Investment Company Securities

  From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or
  (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Funds may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The Funds may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the Funds invest in money market funds or other funds, the Funds will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, as the adviser to the Funds and the money market funds or other funds or investment vehicles in which the Funds may invest, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the Funds and the money market funds and other funds.

  Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits of the 1940 Act.

Depositary Receipts

  Each Fund, including INTECH Risk-Managed Core Fund to the extent that they may be included in its benchmark index, may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

  Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' Prospectuses.

U.S. Government Securities


  To the extent permitted by its investment objective and policies, each Fund, particularly Janus Flexible Bond Fund, Janus Short-Term Bond Fund, and Janus Balanced Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities, including Treasury Inflation Protection Securities
  (TIPS), and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

  The Funds, with the exception of INTECH Risk-Managed Core Fund, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

  Other types of income-producing securities that the Funds, with the exception of INTECH Risk-Managed Core Fund, may purchase include, but are not limited to, the following types of securities:

  INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Funds will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money, or its NAV could decline by the use of inverse floaters.

  STANDBY COMMITMENTS. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security's liquidity.

  The Funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

  VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

  In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts ("REITs")

  Within the parameters of their specific investment policies, the Funds may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

  Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

  Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.

  Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund's portfolio, although a Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.

Mortgage Dollar Rolls

  The Bond Funds also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar roll" transaction, a Fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program;
  (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

  A Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by a Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed security. A Fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the "drop," as well as the interest earned on the cash proceeds of the initial sale.

  Successful use of mortgage dollar rolls depends on a Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.

Bank Loans

  The Bond Funds and Janus Balanced Fund (no more than 20% of each Fund's total assets) may invest in bank loans, which include institutionally traded floating rate securities.

  Bank loans, which include institutionally traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancing, and often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. The Funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder's portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk.

  When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by the Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, the Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.

  If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. The Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund's NAV.

  The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.

  FLOATING RATE LOANS
  Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an "agent") for a lending group or "syndicate" of financial institutions. In most cases, a Fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as the Fund, and the agent may determine to waive certain covenants contained in the loan agreement that the Fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, the Fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform credit analysis on the agent or other intermediate participants.


  Floating rate loans have interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks ("Prime Rate") or the rate paid on large certificates of deposit traded in the secondary markets ("CD rate"). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund's net asset value as a result of changes in interest rates. The Fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.



  While the Funds generally expect to invest in fully funded term loans, certain of the loans in which the Funds may invest include revolving loans and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower's discretion. As such, the Fund would need to maintain amounts sufficient to meet its contractual obligations. In cases where the Fund invests in revolving loans and delayed draw term loans, the Fund will maintain high quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to the Fund than investments in floating rate loans. Loans involving revolving credit facilities or delayed terms may require the Fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, the Fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.


  Purchasers of floating rate loans may pay and/or receive certain fees. The Funds may receive fees such as covenant waiver fees or prepayment penalty fees. A Fund may pay fees such as facility fees. Such fees may affect the Fund's return.

  The Funds do not intend to purchase floating rate loans through private placements or other transactions that may involve confidential information. Such a policy may place a Fund at a disadvantage relative to other investors in floating rate loans who do not follow such a policy, as the Fund may be limited in its available investments or unable to make accurate assessments related to certain investments.

  Notwithstanding its intention to generally not receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in a Fund's holdings. To the extent required by applicable law, Janus Capital's ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information, which could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

  The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, a Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  OTHER FLOATING RATE SECURITIES
  The Funds may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on pre-determined dates.

High-Yield/High-Risk Bonds

  Within the parameters of its specific investment policies, each Fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). Janus High-Yield Fund may invest without limit in such bonds. Under normal circumstances, each of the Funds indicated will limit its investments in such bonds to 35% or less of its net assets (Janus Flexible Bond Fund, Janus Short-Term Bond Fund, Janus Balanced Fund, Janus Enterprise Fund, Janus Fund, Janus Growth and Income Fund, Janus Orion Fund, Janus Research Core Fund, Janus Research Fund, Janus Triton Fund, Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund, and Janus Worldwide Fund) or 20% or less of its net assets (Janus Contrarian Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund). INTECH Risk-Managed Core Fund does not intend to invest in high-yield/high-risk bonds.

  Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

  Any Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds may be included in any Fund's limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

  A Fund may hold defaulted securities if the portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' and/or investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

  FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

  DISPOSITION OF PORTFOLIO SECURITIES. Although the Funds generally will purchase securities for which their portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

  OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options, and Other Derivative Instruments

  The Funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.


  A Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The Funds may not use any derivative to gain exposure to an asset or class of assets that they would be prohibited by their investment restrictions from purchasing directly.


  Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

  Credit risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

  Currency risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

  Leverage risk - the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

  Liquidity risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

  Index risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

  Derivatives may generally be traded over-the-counter ("OTC") or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser's needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

  FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the

  Fund and the Internal Revenue Code), or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant ("FCM") or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

  The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business. FCMs may no longer maintain margin assets with the Funds' custodian or subcustodian and are required to hold such accounts directly.

  The Funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

  Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

  The Funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

  With the exception of INTECH Risk-Managed Core Fund, if a Fund owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Fund's interest rate futures contract would increase, thereby keeping the NAV of that Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

  Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

  OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. A purchased option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.

  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

  The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

  FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Funds, with the exception of INTECH Risk-Managed Core Fund, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

  The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

  These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if the portfolio managers' and/or investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

  In general, the Funds cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract, or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

  OPTIONS ON FOREIGN CURRENCIES. The Funds, with the exception of INTECH Risk-Managed Core Fund, may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

  The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

  The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  EURODOLLAR INSTRUMENTS. Each Fund, with the exception of INTECH Risk-Managed Core Fund, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

  ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

  Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

  In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and
  (v) low trading volume.

  A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Fund. Such participation may subject a Fund to expenses such as legal fees and may make that Fund an "insider" of the issuer for purposes of the federal securities laws, which may restrict that Fund's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by a Fund on such committees also may expose that Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that Fund's rights as a creditor or to protect the value of securities held by that Fund.


  OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the Funds may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Such investments may be made in an effort to increase current income and to reduce fluctuations in NAV. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put's exercise price; and (ii) for a written call, owning the underlying instrument. The Funds may write and buy options on the same types of securities that the Funds may purchase directly. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option's expiration date. A European-style option is an option contract that can only be exercised on the option's expiration date.



  A Fund may cover its obligations on a put option by segregating cash or other liquid assets with the Fund's custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. A Fund may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by that Fund in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.



  A Fund may cover its obligations on a call option by segregating cash or other liquid assets with the Fund's custodian for a value equal to: (i) the full notional value of the call for physically settled options; or (ii) the in-the-money value of the call for cash settled options. A Fund may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash or other liquid assets in a segregated account with its custodian.

  A Fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.


  The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.


  The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

  The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

  A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

  An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Fund may not be able to effect closing transactions in particular options and that Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

  A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

  The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

  A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

  A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

  A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

  OPTIONS ON SECURITIES INDICES. The Funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange ("NYSE") Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

  Options on securities indices are similar to options on securities except that
  (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

  OPTIONS ON NON-U.S. SECURITIES INDICES. The Funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Funds may also purchase and write OTC options on foreign securities indices.

  The Funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.

  Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Funds generally will only purchase or write such an option if Janus Capital or the subadviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Funds will not purchase such options unless Janus Capital or the subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

  Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. A Fund's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

  In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

  YIELD CURVE OPTIONS. The Funds may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.


  SWAPS AND SWAP-RELATED PRODUCTS. The Funds, with the exception of INTECH Risk-Managed Core Fund, may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Fund. The Funds will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each swap will be calculated on a daily basis, and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.


  Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If there is a default by the other party to such a transaction, a Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty.


  A Fund normally will not enter into any equity or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital's guidelines may be adjusted in accordance with market conditions. Janus Capital (or the subadviser, if applicable) will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by an NRSRO will meet Janus Capital's guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.

  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

  There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by a Fund. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

  Another form of a swap agreement is the credit default swap. A Fund may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of the Fund) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap. The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

  Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.


  A Fund may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps that are based on an index of credit default swaps ("CDXs") or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.


  A Fund investing in CDXs is normally only permitted to take long positions in these instruments. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A Fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the Fund. By investing in CDXs, a Fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.

  STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

  Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a Fund's gains or losses. The risk of collateral debt obligations depends largely on the type of collateral security. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.

  Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund's ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Fund's net assets, when combined with all other illiquid investments of each Fund.

PORTFOLIO TURNOVER




  As a reference point, a portfolio turnover rate of 100% would mean that a Fund had sold and purchased securities valued at 100% of its net assets within a one-year period. A Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of a Fund's investments, and the investment style and/or outlook of the portfolio managers and/or investment personnel. A Fund's portfolio turnover rate may be higher when a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance.

  The following table summarizes the portfolio turnover rates for the Janus Investment Fund funds prior to the reorganization of certain Janus Adviser Series funds into corresponding Funds in Janus Investment Fund. Prior to the reorganizations, the Funds in Janus Investment Fund had a fiscal year end of October 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30. The table summarizes the portfolio turnover rates for Funds in Janus Investment Fund for the last two fiscal years ended October 31.


                                                          Portfolio Turnover Rate for      Portfolio Turnover Rate for
                                                             the fiscal year ended            the fiscal year ended
  Fund Name                                                     October 31, 2008                 October 31, 2007
  --------------------------------------------------------------------------------------------------------------------
  BOND
    Janus Flexible Bond Fund                                          185%                             140%(1)
    Janus High-Yield Fund                                             109%                             114%
    Janus Short-Term Bond Fund                                        127%                             130%
  GROWTH & CORE
    Janus Balanced Fund                                               109%(2)                           60%
    Janus Contrarian Fund                                              52%                              28%
    Janus Enterprise Fund                                              69%                              32%
    Janus Fund                                                         95%(2)                           32%
    Janus Growth and Income Fund                                       76%                              54%
    Janus Orion Fund                                                  144%(3)                           24%
    Janus Research Core Fund (formerly named Janus
       Fundamental Equity Fund)                                       157%(3)                           33%
    Janus Research Fund                                               102%(2)                           72%
    Janus Triton Fund                                                  88%                              93%
  INTERNATIONAL & GLOBAL
    Janus Global Life Sciences Fund                                    81%                              61%
    Janus Global Opportunities Fund                                    18%                              14%
    Janus Global Research Fund                                         95%(2)                           72%
    Janus Global Technology Fund                                       90%(2)                           57%
    Janus Overseas Fund                                                50%                              51%
    Janus Worldwide Fund                                               16%                              27%
  RISK-MANAGED
    INTECH Risk-Managed Core Fund (formerly named INTECH
       Risk-Managed Stock Fund)                                        74%                             109%
  VALUE
    Perkins Mid Cap Value Fund (formerly named Janus Mid
       Cap Value Fund)                                                103%                              95%
    Perkins Small Cap Value Fund (formerly named Janus
       Small Cap Value Fund)                                          112%(2)                           59%



  (1) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 141% in 2007.
  (2) The increase in portfolio turnover rate is due to changes in the portfolio in response to changing market conditions and fluctuating shareholder transactions.
  (3) The increase in the portfolio rate was partially due to a restructuring of the Fund's portfolio as a result of a change in portfolio management.



PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Portfolio holdings of funds subadvised by INTECH are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each Fund at janus.com/info.


  - TOP HOLDINGS. Each fund's (with the exception of funds subadvised by INTECH) top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top holdings of funds subadvised by INTECH, consisting of security names only in alphabetical order and aggregate percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.


  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.


  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.

  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.


   NAME                                                 FREQUENCY               LAG TIME
   ----                                                 ---------               --------
   ACA Compliance Group                                 As needed               Current
   Barclays Capital Inc.                                Daily                   Current
   Bowne & Company Inc.                                 Daily                   Current
   Brockhouse & Cooper Inc.                             Quarterly               Current
   Brown Brothers Harriman & Co.                        Daily                   Current
   Callan Associates Inc.                               As needed               Current
   Cambridge Associates LLC                             Quarterly               Current
   Canterbury Consulting Inc.                           Monthly                 Current
   Charles River Systems, Inc.                          As needed               Current
   Charles Schwab & Co., Inc.                           As needed               Current

   NAME                                                 FREQUENCY               LAG TIME
   ----                                                 ---------               --------
   Citibank, N.A.                                       Daily                   Current
   CMS BondEdge                                         As needed               Current
   Consulting Services Group, LLC                       As needed               Current
   Deloitte & Touche LLP                                As needed               Current
   Deloitte Tax LLP                                     As needed               Current
   Dresdner Bank, AG New York Branch                    As needed               Current
   Eagle Investment Systems Corp.                       As needed               Current
   Eaton Vance Management                               As needed               Current
   Ennis, Knupp & Associates, Inc.                      As needed               Current
   Ernst & Young LLP                                    As needed               Current
   FactSet Research Systems, Inc.                       As needed               Current
   Financial Models Company, Inc.                       As needed               Current
   FT Interactive Data Corporation                      Daily                   Current
   Imagine Software Inc.                                As needed               Current
   Institutional Shareholder Services, Inc.             Daily                   Current
   International Data Corporation                       Daily                   Current
   Investment Technology Group, Inc.                    Daily                   Current
   Jeffrey Slocum & Associates, Inc.                    As needed               Current
   Lehman Brothers Inc.                                 Daily                   Current
   Marco Consulting Group, Inc.                         Monthly                 Current
   Marquette Associates                                 As needed               Current
   Markit Loans, Inc.                                   Daily                   Current
   Mercer Investment Consulting, Inc.                   As needed               Current
   Merrill Communications LLC                           Semi-annually           5 days
   Moody's Investors Service Inc.                       Weekly                  7 days or more
   New England Pension Consultants                      Monthly                 Current
   Omgeo LLC                                            Daily                   Current
   PricewaterhouseCoopers LLP                           As needed               Current
   Prima Capital Management, Inc.                       Quarterly               15 days
   R.V. Kuhns & Associates                              As needed               Current
   Reuters America Inc.                                 Daily                   Current
   Rocaton Investment Advisors, LLC                     As needed               Current
   Rogerscasey, Inc.                                    Quarterly               Current
   Russell/Mellon Analytical Services, LLC              Monthly                 Current
   Sapient Corporation                                  As needed               Current
   SEI Investments                                      As needed               Current
   SimCorp USA, Inc.                                    As needed               Current
   Standard & Poor's                                    Daily                   Current
   Standard & Poor's Financial Services                 Weekly                  2 days or more
   Standard & Poor's Securities Evaluation              Daily                   Current
   State Street Bank and Trust Company                  Daily                   Current
   Stratford Advisory Group, Inc.                       As needed               Current
   Summit Strategies Group                              Monthly; Quarterly      Current
   The Yield Book Inc.                                  Daily                   Current
   Tower Investment                                     As needed               30 days
   Wachovia Securities LLC                              As needed               Current

   NAME                                                 FREQUENCY               LAG TIME
   ----                                                 ---------               --------
   Wall Street On Demand, Inc.                          Monthly; Quarterly      30 days; 15 days
   Wilshire Associates Incorporated                     As needed               Current
   Yanni Partners, Inc.                                 Quarterly               Current
   Zephyr Associates, Inc.                              Quarterly               Current


  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds' portfolio holdings disclosure policies.

INVESTMENT ADVISER AND SUBADVISERS
--------------------------------------------------------------------------------


INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

  As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


  Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the members of the Board of Trustees are "affiliated persons" of Janus Capital as that term is defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs. Each Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Funds' transfer agent. As discussed in this section, Janus Capital has delegated certain of these duties for certain Funds to INTECH and Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and each Subadviser.


  Each Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and
  (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


  A discussion regarding the basis for the Trustees' approval of the Funds' Investment Advisory Agreements and Sub-Advisory Agreements (as applicable) will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

  The Funds pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Fund for Funds with an annual fixed-rate fee, and is calculated at the annual rate. The detail for Funds with this fee structure is shown below under "Average Daily Net Assets of Fund." Funds that pay a fee that may adjust up or down based on the Fund's performance relative to its benchmark index over the performance measurement period have "N/A" in the "Average Daily Net Assets of Fund" column below. The following table also reflects the Funds' contractual fixed-rate investment advisory fee rate for Funds with an annual fee based on average daily net assets and the "base fee" rate prior to any performance fee adjustment for Funds that have a performance fee structure.



                                                                                         Contractual
                                                                                     Investment Advisory
                                                              Average Daily Net       Fees/Base Fees (%)
  Fund Name                                                     Assets of Fund          (annual rate)
  ------------------------------------------------------------------------------------------------------
  BOND
    Janus Flexible Bond Fund(1)                               First $300 Million             0.50
                                                              Over $300 Million              0.40
    Janus High-Yield Fund                                     First $300 Million             0.65
                                                              Over $300 Million              0.55
    Janus Short-Term Bond Fund                                First $300 Million             0.64
                                                              Over $300 Million              0.54
  GROWTH & CORE
    Janus Balanced Fund                                       All Asset Levels               0.55
    Janus Contrarian Fund                                             N/A                    0.64
    Janus Enterprise Fund                                     All Asset Levels               0.64
    Janus Fund                                                All Asset Levels               0.64
    Janus Growth and Income Fund                              All Asset Levels               0.62
    Janus Orion Fund                                          All Asset Levels               0.64
    Janus Research Core Fund (formerly named Janus
       Fundamental Equity Fund)                               All Asset Levels               0.60
    Janus Research Fund                                               N/A                    0.64
    Janus Triton Fund                                         All Asset Levels               0.64
  INTERNATIONAL & GLOBAL
    Janus Global Life Sciences Fund                           All Asset Levels               0.64
    Janus Global Opportunities Fund                           All Asset Levels               0.64
    Janus Global Research Fund                                        N/A                    0.64
    Janus Global Technology Fund                              All Asset Levels               0.64
    Janus Overseas Fund                                       All Asset Levels               0.64
    Janus Worldwide Fund                                              N/A                    0.60
  RISK-MANAGED
    INTECH Risk-Managed Core Fund (formerly named INTECH
       Risk-Managed Stock Fund)                                       N/A                    0.50
  VALUE
    Perkins Mid Cap Value Fund                                        N/A                    0.64
    Perkins Small Cap Value Fund                                      N/A                    0.72





  (1) Prior to July 6, 2009, the Fund's investment advisory rate was based on a breakpoint schedule of 0.58% on the first $300 million of the average daily closing net asset value, and 0.48% on assets in excess of $300 million.


  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  APPLIES TO INTECH RISK-MANAGED CORE FUND, JANUS GLOBAL RESEARCH FUND, JANUS CONTRARIAN FUND, JANUS RESEARCH FUND, JANUS WORLDWIDE FUND, PERKINS MID CAP VALUE FUND, AND PERKINS SMALL CAP VALUE FUND ONLY
  Effective on the dates shown below, each of INTECH Risk-Managed Core Fund, Janus Global Research Fund, Janus Contrarian Fund, Janus Research Fund, Janus Worldwide Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund implemented an investment advisory fee rate that adjusts up or down based upon each Fund's performance relative to the cumulative investment record of its respective benchmark index over the performance measurement period.

  Any performance adjustment commenced or will commence on the date shown below. Prior to the effective date of the performance adjustment, only the base fee applies.


                                                                 Effective Date of      Effective Date of
                                                                  Performance Fee        First Adjustment
  Fund                                                              Arrangement          to Advisory Fee
  -------------------------------------------------------------------------------------------------------
  INTECH Risk-Managed Core Fund                                       01/01/06               01/01/07
  Janus Global Research Fund                                          01/01/06               01/01/07
  Janus Contrarian Fund                                               02/01/06               02/01/07
  Janus Research Fund                                                 02/01/06               02/01/07
  Janus Worldwide Fund                                                02/01/06               02/01/07
  Perkins Mid Cap Value Fund                                          02/01/06               02/01/07
  Perkins Small Cap Value Fund                                        01/01/09               01/01/10




  Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by each Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Fund's Base Fee Rate applies for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. As is currently the case, the investment advisory fee is paid monthly in arrears.



  The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.



  The application of an expense limit, if any, will have a positive effect upon a Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



  For performance measurement periods prior to July 6, 2009, a Fund calculated its Performance Adjustment by comparing the performance of the initial share class against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's load-waived Class A Shares against the cumulative investment record of that Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.


  The Trustees may determine that a class of shares of a Fund other than Class A Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance

  Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.

  The Trustees may from time to time determine that another securities index for a Fund is a more appropriate benchmark index for purposes of evaluating the performance of that Fund. In that event, the Trustees may approve the substitution of a successor index for the Fund's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund's performance compared to its former benchmark index. Any change to a particular Fund's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to a Fund's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Fund's benchmark index is appropriate.

  Effective January 1, 2007, the MSCI World Growth Index became Janus Global Research Fund's benchmark index for purposes of measuring the Fund's performance and calculating the Performance Adjustment to the investment advisory fee paid by the Fund to Janus Capital. However, because the Fund's Performance Adjustment is based upon a rolling 36-month performance measurement period, comparisons to the MSCI World Growth Index will not be fully implemented for 36 months after January 1, 2007. During this transition period, the Fund's returns will be compared to a blended index return that reflects a measurement of the Fund's performance relative to the Russell 1000(R) Index, the Fund's prior benchmark index, for the portion of the performance measurement period prior to January 1, 2007, and a measurement of the Fund's performance relative to the performance of the MSCI World Growth Index for the remainder of the period. For periods following the first full 36-month performance measuring period, the performance measurement period will reflect one less month of Performance Adjustment to the Russell 1000(R) Index. At the conclusion of the transition period, the Russell 1000(R) Index will be eliminated from the Performance Adjustment calculation, and the calculation will include only the Fund's performance relative to the MSCI World Growth Index.

  It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.

  If the average daily net assets of a Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Fund had not increased its net assets during the performance measurement period.


  Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been shrinking. Assume its monthly Base Fee Rate was 1/12(th) of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.



  The Base Fee Rate would be computed as follows:


  $200 million x 0.60% / 12 = $100,000

  If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

  $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.375%
  of $200 million.

  If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12(th) of 0.975% of $200 million.

  If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12(th) of 0.225% of $200 million.


  Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.975% in the case of outperformance, or approximately 1/12(th) of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.


  By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.


  The Base Fee Rate would be computed as follows:


  $800 million x 0.60% / 12 = $400,000

  If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

  $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.094%
  of $800 million.

  If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12(th) of 0.694% of $800 million.

  If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12(th) of 0.506% of $800 million.

  Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.694% in the case of outperformance, or approximately 1/12(th) of 0.506% in the case of underperformance.


  The Base Fee Rate for each Fund and the Fund's benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:



                                                                                             Base Fee Rate (%)
  Fund Name                               Benchmark Index                                      (annual rate)
  ------------------------------------------------------------------------------------------------------------
  INTECH Risk-Managed Core Fund           S&P 500(R) Index(1)                                       0.50(2)
  Janus Global Research Fund              MSCI World Growth Index(3)                                0.64
  Janus Contrarian Fund                   S&P 500(R) Index(1)                                       0.64
  Janus Research Fund                     Russell 1000(R) Growth Index(4)                           0.64
  Janus Worldwide Fund                    MSCI World Index(SM)(5)                                   0.60
  Perkins Mid Cap Value Fund              Russell Midcap(R) Value Index(6)                          0.64(7)
  Perkins Small Cap Value Fund            Russell 2000(R) Value Index(8)                            0.72(7)




  (1) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (2) Janus Capital pays INTECH, the Fund's subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital, on behalf of the Fund, and INTECH. The subadvisory fee paid by Janus Capital to INTECH adjusts up or down based on the Fund's performance relative to its benchmark index over the performance measurement period. Effective January 1, 2008, the subadvisory fee rate paid by Janus Capital changed from a fixed rate based on the Fund's annual average daily net assets to a fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustments and reimbursements of expenses incurred or fees waived by Janus Capital).

  (3) As previously noted, effective January 1, 2007, Janus Global Research Fund's benchmark Index changed from the Russell 1000(R) Index to the MSCI World Growth Index for purposes of measuring the Fund's performance and calculating the Performance Adjustment. The MSCI World Growth Index measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

  (4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

  (5) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

  (6) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

  (7) Janus Capital pays Perkins, the Fund's subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital, on behalf of the Fund, and Perkins. The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund's performance relative to its benchmark index over the performance measurement period. Under the Sub-Advisory Agreement, Janus Capital pays Perkins a fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustments and reimbursements of expenses incurred or fees waived by Janus Capital).

  (8) The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.


  The following hypothetical examples illustrate the application of the Performance Adjustment for each Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Fund as of the fiscal year ended October 31, 2008 are shown below:





  Fund Name                                                                  Net Assets(1) (000s)
  -----------------------------------------------------------------------------------------------
  INTECH Risk-Managed Core Fund                                                   $  246,935
  Janus Global Research Fund                                                      $  167,476
  Janus Contrarian Fund                                                           $3,927,985
  Janus Research Fund                                                             $2,590,521
  Janus Worldwide Fund                                                            $2,044,859
  Perkins Mid Cap Value Fund                                                      $5,535,733
  Perkins Small Cap Value Fund                                                    $1,066,799





  (1) As of April 30, 2009, total net assets (in millions) were as follows:
      INTECH Risk-Managed Core Fund $206,737,922; Janus Global Research Fund $155,560,109; Janus Contrarian Fund $3,197,189,743; Janus Research Fund $2,457,042,157; Janus Worldwide Fund $1,849,846,472; Perkins Mid Cap Value Fund $5,813,577,552; and Perkins Small Cap Value Fund $929,243,189.


  EXAMPLES: INTECH RISK-MANAGED CORE FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the S&P 500(R) Index.

  Example 1: Fund Outperforms Its Benchmark Index By 4.00%

  If the Fund has outperformed the S&P 500(R) Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.50%                                              1/12th of 0.15%             1/12th of 0.65%


  Example 2: Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the S&P 500(R) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.50%                                                    0.00                  1/12th of 0.50%



  Example 3: Fund Underperforms Its Benchmark Index By 4.00%

  If the Fund has underperformed the S&P 500(R) Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.50%                                              1/12th of -0.15%            1/12th of 0.35%




  Under the terms of the current Sub-Advisory Agreement between Janus Capital, on behalf of INTECH Risk-Managed Core Fund, and INTECH, Janus Capital pays INTECH a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to INTECH will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on INTECH Risk-Managed Core Fund's Class A Shares' (waiving the upfront sales load) performance compared to the investment record of the S&P 500(R) Index.


  EXAMPLES: JANUS GLOBAL RESEARCH FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark indices by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the Russell 1000(R) Index (for periods prior to January 1, 2007) and the MSCI World Growth Index (for periods commencing January 1, 2007). The sum of the percentage changes in these two benchmark indices is used for purposes of calculating the Performance Adjustment.

  Example 1: Fund Outperforms Its Benchmark Indices By 6.00%

  If the Fund has outperformed the Indices by 6.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                              1/12th of 0.15%             1/12th of 0.79%



  Example 2: Fund Performance Tracks Its Benchmark Indices

  If the Fund performance has tracked the performance of the Indices during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                    0.00                  1/12th of 0.64%



  Example 3: Fund Underperforms Its Benchmark Indices By 6.00%

  If the Fund has underperformed the Indices by 6.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                              1/12th of -0.15%            1/12th of 0.49%



  EXAMPLES: JANUS CONTRARIAN FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the S&P 500(R) Index.

  Example 1: Fund Outperforms Its Benchmark Index By 7.00%

  If the Fund has outperformed the S&P 500(R) Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                              1/12th of 0.15%             1/12th of 0.79%


  Example 2: Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the S&P 500(R) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                    0.00                  1/12th of 0.64%



  Example 3: Fund Underperforms Its Benchmark Index By 7.00%

  If the Fund has underperformed the S&P 500(R) Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                              1/12th of -0.15%            1/12th of 0.49%






  EXAMPLES: JANUS RESEARCH FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 5.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the Russell 1000(R) Growth Index.

  Example 1: Fund Outperforms Its Benchmark Index By 5.00%

  If the Fund has outperformed the Russell 1000(R) Growth Index by 5.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                1/12th of 0.15%              1/12th of 0.79%



  Example 2: Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the Russell 1000(R) Growth Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                      0.00                   1/12th of 0.64%



  Example 3: Fund Underperforms Its Benchmark Index By 5.00%

  If the Fund has underperformed the Russell 1000(R) Growth Index by 5.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                1/12th of -0.15%             1/12th of 0.49%



  EXAMPLES: JANUS WORLDWIDE FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the MSCI World Index(SM).

  Example 1: Fund Outperforms Its Benchmark Index By 6.00%

  If the Fund has outperformed the MSCI World Index(SM) by 6.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.60%                                              1/12th of 0.15%             1/12th of 0.75%



  Example 2: Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the MSCI World Index(SM) during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.60%                                                    0.00                  1/12th of 0.60%



  Example 3: Fund Underperforms Its Benchmark Index By 6.00%

  If the Fund has underperformed the MSCI World Index(SM) by 6.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.60%                                              1/12th of -0.15%            1/12th of 0.45%



  EXAMPLES: PERKINS MID CAP VALUE FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the Russell Midcap(R) Value Index.

  Example 1: Fund Outperforms Its Benchmark Index By 4.00%

  If the Fund has outperformed the Russell Midcap(R) Value Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                              1/12th of 0.15%             1/12th of 0.79%



  Example 2: Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the Russell Midcap(R) Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                    0.00                  1/12th of 0.64%



  Example 3: Fund Underperforms Its Benchmark Index By 4.00%

  If the Fund has underperformed the Russell Midcap(R) Value Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                              1/12th of -0.15%            1/12th of 0.49%




  Under the terms of the current Sub-Advisory Agreement between Janus Capital, on behalf of Perkins Mid Cap Value Fund, and Perkins, Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on Perkins Mid Cap Value Fund's Class A Shares' (waiving the upfront sales load) performance compared to the investment record of the Russell Midcap(R) Value Index.

  EXAMPLES: PERKINS SMALL CAP VALUE FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 5.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the Russell 2000(R) Value Index.

  Example 1: Fund Outperforms Its Benchmark Index By 5.50%

  If the Fund has outperformed the Russell 2000(R) Value Index by 5.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.72%                                                1/12th of 0.15%              1/12th of 0.87%


  Example 2:  Fund Performance Tracks Its Benchmark Index

  If the Fund performance has tracked the performance of the Russell 2000(R) Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.72%                                                      0.00                   1/12th of 0.72%


  Example 3: Fund Underperforms Its Benchmark Index By 5.50%

  If the Fund has underperformed the Russell 2000(R) Value Index by 5.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.72%                                                1/12th of -0.15%             1/12th of 0.57%



  Under the terms of the current Sub-Advisory Agreement between Janus Capital, on behalf of Perkins Small Cap Value Fund, Janus Capital pays Perkins a fee equal to 50% of the advisory fee otherwise paid by the Fund to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on Perkins Small Cap Value Fund's Class A Shares (waiving the upfront sales load) performance compared to the investment record of the Russell 2000(R) Value Index.

  EXPENSE LIMITATIONS

  Janus Capital agreed by contract to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, distribution and shareholder servicing fees (12b-1) applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fee applicable to Class R Shares and Class S Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Funds, refer to the table in the "Fees and Expenses" section of each prospectus. Provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to continue each waiver until at least November 1, 2010.

                                                                               Expense Limit
  Fund Name                                                                   Percentage (%)
  ------------------------------------------------------------------------------------------
  BOND
    Janus Flexible Bond Fund                                                       0.55
    Janus High-Yield Fund                                                          0.78
    Janus Short-Term Bond Fund                                                     0.55
  GROWTH & CORE
    Janus Balanced Fund                                                            0.76
    Janus Contrarian Fund                                                          0.89(1)
    Janus Enterprise Fund                                                          0.90
    Janus Fund                                                                     0.78
    Janus Growth and Income Fund                                                   0.73
    Janus Orion Fund                                                               0.90
    Janus Research Core Fund (formerly named Janus Fundamental Equity Fund)        0.66
    Janus Triton Fund                                                              1.05
  INTERNATIONAL & GLOBAL
    Janus Global Research Fund                                                     1.00(1)
    Janus Overseas Fund                                                            0.92
    Janus Worldwide Fund                                                           1.00(1)
  RISK-MANAGED
    INTECH Risk-Managed Core Fund                                                  0.89(1)
  VALUE
    Perkins Mid Cap Value Fund                                                     0.86(1)
    Perkins Small Cap Value Fund                                                   0.96(1)



  (1) Effective January 1, 2006 for INTECH Risk-Managed Core Fund and Janus Global Research Fund; February 1, 2006 for Janus Contrarian Fund, Janus Worldwide Fund, and Perkins Mid Cap Value Fund; and January 1, 2009 for Perkins Small Cap Value Fund, each Fund has a performance-based investment advisory fee with a rate that adjusts up or down based upon each Fund's performance relative to its respective benchmark index over the performance measurement period. Details discussing the change are included in the "Performance-Based Investment Advisory Fee" section of this SAI. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. Unless terminated, revised, or extended, each Fund's expense limit will be in effect until November 1, 2010.

  The following table summarizes the advisory fees paid by funds in Janus Investment Fund prior to the reorganization of certain Janus Adviser Series funds into corresponding Funds in Janus Investment Fund. Prior to the reorganizations, the Funds in Janus Investment Fund had a fiscal year end of October 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30.



  The table summarizes the advisory fees paid by Funds in Janus Investment Fund and any advisory fee waivers for the last three fiscal years ended October 31. The information presented in the table below reflects the investment advisory fees in effect during each of the fiscal years shown.



                                                       2008                        2007                          2006
                                            -------------------------   -------------------------    ---------------------------
  Fund Name                                 Advisory Fees  Waivers(-)   Advisory Fees  Waivers(-)    Advisory Fees    Waivers(-)
  ------------------------------------------------------------------------------------------------------------------------------
  BOND
    Janus Flexible Bond Fund                 $ 4,367,518           --    $ 3,916,059           --     $ 4,269,903             --
    Janus High-Yield Fund                    $ 3,059,869           --    $ 3,456,782           --     $ 2,993,223    -$  128,801
    Janus Short-Term Bond Fund               $ 1,231,818    -$635,453    $ 1,097,006    -$618,372     $ 1,163,746    -$  742,594
  GROWTH & CORE
    Janus Balanced Fund                      $14,917,536          N/A    $14,198,711          N/A     $13,737,857            N/A
    Janus Contrarian Fund                    $54,842,153          N/A    $45,726,477          N/A     $22,466,238            N/A
    Janus Enterprise Fund                    $12,885,701          N/A    $12,306,342          N/A     $11,371,102            N/A
    Janus Fund                               $69,966,745          N/A    $75,421,017          N/A     $71,666,481            N/A
    Janus Growth and Income Fund             $33,599,579          N/A    $41,690,681          N/A     $41,363,372            N/A
    Janus Orion Fund                         $29,960,291          N/A    $23,952,394          N/A     $ 6,160,704            N/A
    Janus Research Core Fund (formerly
       named Janus Fundamental Equity
       Fund)                                 $ 5,329,114          N/A    $ 6,390,963          N/A     $ 5,730,219            N/A
    Janus Research Fund                      $32,041,183          N/A    $30,871,258          N/A     $25,902,834            N/A
    Janus Triton Fund                        $   907,910           --    $   764,844           --     $   673,410             --
  INTERNATIONAL & GLOBAL
    Janus Global Life Sciences Fund          $ 5,333,729          N/A    $ 5,596,005          N/A     $ 7,046,479            N/A
    Janus Global Opportunities Fund          $   873,746          N/A    $ 1,035,652          N/A     $ 1,031,641            N/A
    Janus Global Research Fund               $ 1,901,921           --    $ 1,234,760           --     $   508,005             --
    Janus Global Technology Fund             $ 5,266,654          N/A    $ 5,839,588          N/A     $ 6,386,490            N/A
    Janus Overseas Fund                      $58,814,747          N/A    $50,544,718          N/A     $25,156,402            N/A
    Janus Worldwide Fund                     $18,638,446          N/A    $28,429,056    -$552,015(1)  $27,604,924    -$1,190,220(1)
  RISK-MANAGED
    INTECH Risk-Managed Core Fund
       (formerly named INTECH Risk-Managed
       Stock Fund)                           $ 1,282,129          N/A    $ 2,175,835          N/A     $ 2,159,653            N/A
  VALUE
    Perkins Mid Cap Value Fund
       (formerly named Janus Mid Cap Value
       Fund)                                 $52,609,154          N/A    $38,796,970          N/A     $36,149,969            N/A
    Perkins Small Cap Value Fund (formerly
       named Janus Small Cap Value Fund)     $ 9,539,483          N/A    $12,859,291          N/A     $16,735,698            N/A



  (1) The amount shown reflects a fee waiver which was in effect for a portion of the fiscal year. For the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital contractually agreed to waive its right to receive a portion of the Fund's base management fee, at the annual rate up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Fund for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than the performance of the Fund's primary benchmark index performance for the period (reduced for certain percentages of underperformance).

  ADMINISTRATIVE SERVICES FEES

  Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of INTECH Risk-Managed Core Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

  The following table summarizes the administrative services fees paid by certain Funds in Janus Investment Fund for the fiscal years ended October 31.

                                                                2008                  2007                  2006
                                                           Administrative        Administrative        Administrative
  Fund Name                                                 Services Fees         Services Fees         Services Fees
  -------------------------------------------------------------------------------------------------------------------
  RISK-MANAGED
    INTECH Risk-Managed Core Fund                            $  193,124            $  271,966            $  216,564
  VALUE
    Perkins Mid Cap Value Fund                               $3,384,217            $3,376,797            $2,864,072
    Perkins Small Cap Value Fund                             $  663,487            $  902,748            $1,176,158



SUBADVISERS

  Janus Capital has entered into Sub-Advisory Agreements on behalf of INTECH Risk-Managed Core Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund.

INTECH INVESTMENT MANAGEMENT LLC

  Janus Capital has entered into a Sub-Advisory Agreement with INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC), CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, on behalf of INTECH Risk-Managed Core Fund.


  INTECH has been in the investment advisory business since 1987. INTECH also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts. Janus Capital owns approximately 92% of INTECH.


  Under the Sub-Advisory Agreement between Janus Capital and INTECH, INTECH is responsible for the day-to-day investment operations of INTECH Risk-Managed Core Fund. Investments will be acquired, held, disposed of, or loaned, consistent with the investment objectives, policies, and restrictions established by the Trustees and set forth in the Trust's registration statement. INTECH is also obligated to: (i) place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by INTECH; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Fund; and (iv) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Fund. The Sub-Advisory Agreement provides that INTECH shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement and except to the extent otherwise provided by law.


  Under the Amended Sub-Advisory Agreement, Janus Capital pays INTECH a fee equal to 50% of the advisory fee payable by INTECH Risk-Managed Core Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements).


  The Sub-Advisory Agreement will continue in effect from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the Independent Trustees of the Fund. The Sub-Advisory Agreement is subject to termination by the Fund or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.

  PERFORMANCE-BASED SUB-ADVISORY FEE

  APPLIES TO INTECH RISK-MANAGED CORE FUND

  Effective January 1, 2006, the subadvisory fee rate for INTECH Risk-Managed Core Fund changed from a fixed rate to a rate that adjusts up or down based upon the performance of the Fund's load-waived Class A Shares relative to the S&P 500(R) Index. Any performance adjustment commenced January 2007. Until that time, only the previous fixed rate applied. Janus Capital, and not INTECH Risk-Managed Core Fund, pays this fee. The following discussion provides additional details regarding this change.


  On December 29, 2005, shareholders of INTECH Risk-Managed Core Fund approved an Amended Sub-Advisory Agreement between Janus Capital, on behalf of the Fund, and INTECH that introduced a performance incentive subadvisory fee structure. The subadvisory fee rate payable by Janus Capital to INTECH changed from a fixed rate to a rate that adjusts up or down based upon the performance of the Fund's load-waived Class A Shares relative to its benchmark index, the S&P 500(R) Index.


PERKINS INVESTMENT MANAGEMENT LLC

  Janus Capital has entered into Sub-Advisory Agreements with Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC), 311
  S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, on behalf of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund.

  Perkins: (i) manages the investment operations of the Funds; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Funds, their condition, investment decisions and considerations; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Funds; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports.

  Perkins and its predecessors have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital owns approximately 78% of Perkins.

  Under the Sub-Advisory Agreements between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Sub-Advisory Agreements provide that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreements and except to the extent otherwise provided by law.


  Under the Sub-Advisory Agreements, Janus Capital pays Perkins a fee equal to 50% of the advisory fee payable by each of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). As a result of the reduction of the advisory fees paid by Perkins Small Cap Value Fund to Janus Capital in connection with the Assurance of Discontinuance entered into with the New York Attorney General in August 2004, Janus Capital has agreed to pay Perkins a fee equivalent to approximately one-half of the reduction with respect to the Fund.



  The Sub-Advisory Agreements with Perkins will continue in effect from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Funds, and in either case by vote of a majority of the Independent Trustees of the Funds. The Sub-Advisory Agreements are subject to termination at any time by Janus Capital or Perkins by giving 90 days' advance written notice to the other party (Perkins shall allow up to an additional 90 days at the request of Janus Capital or the Trust in order to find a replacement for Perkins) or by Janus Capital or the Trust without advance notice or if Perkins is unable to discharge its duties and obligations. Each Fund's Sub-Advisory Agreement terminates automatically in the event of the assignment or termination of each Fund's respective Investment Advisory Agreement.


  PERFORMANCE-BASED SUB-ADVISORY FEE

  APPLIES TO PERKINS MID CAP VALUE FUND AND PERKINS SMALL CAP VALUE FUND

  As a result of shareholder approval of Perkins Mid Cap Value Fund's and Perkins Small Cap Value Fund's amended investment advisory agreement between Janus Capital and the Trust, on behalf of each Fund, effective February 1, 2006 for Perkins Mid Cap Value Fund and January 1, 2009 for Perkins Small Cap Value Fund, the subadvisory fee paid to Perkins changed from a fixed-rate fee to a fee that adjusts up or down based upon the performance of each Fund's Class A Shares (waiving the upfront sales load) relative to the Russell Midcap(R) Value Index for Perkins Mid Cap Value Fund and the Russell 2000(R) Value Index for Perkins Small Cap Value Fund, each Fund's respective benchmark index. Any performance adjustment commenced February 2007 for Perkins Mid Cap Value Fund and will commence January 2010 for Perkins Small Cap Value Fund. Until that time, only the previous fixed rate applies. In accordance with the Sub-Advisory Agreement, Perkins receives a fee from Janus Capital equal to 50% of the advisory fee payable to Janus Capital from the Fund (net of any reimbursement of expenses incurred, or fees waived by Janus Capital).

  Under each Sub-Advisory Agreement, the respective subadviser was compensated according to the following schedule for the fiscal year ended October 31, 2008.



  Fund Name                                  Subadviser         Contractual Rate(1)(%)
  ------------------------------------------------------------------------------------
  INTECH Risk-Managed Core Fund                INTECH                 0.25(2)
  Perkins Mid Cap Value Fund                   Perkins                0.32(2)
  Perkins Small Cap Value Fund                 Perkins                0.36(2)(3)




  (1) Prior to any fee reimbursement, if applicable.
  (2) Prior to any performance adjustment, if applicable.

  (3) Effective January 1, 2009, the subadvisory fee rate paid by Janus Capital changed from a fixed rate based on the Fund's annual average daily net assets, plus or minus half of any applicable performance fee adjustment, to a fee equal to 50% of the investment advisory fee rate paid by the Fund to Janus Capital (net of any applicable performance fee adjustment).



  INTECH Risk-Managed Core Fund pays no fees directly to INTECH, and Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund pay no fees directly to Perkins. Janus Capital pays these subadvisory fees out of each Fund's respective advisory fees.


  For the fiscal year ended October 31, 2008, Janus Capital paid subadvisory fees to INTECH in the amount of $648,224 for INTECH Risk-Managed Core Fund.




  For the fiscal year ended October 31, 2008, Janus Capital paid subadvisory fees to Perkins in the amount of $26,304,577 for Perkins Mid Cap Value Fund and $4,769,742 for Perkins Small Cap Value Fund.


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  CLASS A SHARES AND CLASS C SHARES

  In addition to payments made under 12b-1 plans, Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are AIG Advisor Group, Inc. and its broker-dealer subsidiaries; Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Morgan Stanley Smith Barney, LLC; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wells Fargo Advisors, LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.


  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries' fees for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a Fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of the Funds is most appropriate for you.

  Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  CLASS I SHARES, CLASS R SHARES, AND CLASS S SHARES
  With respect to Class I Shares, Class R Shares, and Class S Shares, Janus Capital, Janus Distributors, or their affiliates may pay, from their own assets, financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, considering which share class of a Fund is most appropriate for you.

  Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISERS

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

  With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital and Perkins, accounts will participate in an IPO if the portfolio managers and/or investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group") based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers' and/or investment personnel's account group among all participating portfolio managers and/or investment personnel. Any account(s) participating in an IPO which has been classified (small-, mid- , or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group as small-, mid-, large-, or multi-cap (accounts assigned to the multi-cap classification can participate in IPOs with any market capitalization) will continue to have the portfolio managers' and/or investment personnel's original indication/target filled in the aftermarket unless instructed by the portfolio managers and/or investment personnel to do otherwise. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard outlined below. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

  Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.


  Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but not held long in the account the manager is placing the short in. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Long/Short Fund and other Janus funds and accounts.


  INTECH has adopted its own allocation procedures, which apply to INTECH Risk-Managed Core Fund. INTECH, the subadviser for INTECH Risk-Managed Core Fund, generates daily trades for all of its clients, including INTECH Risk- Managed Core Fund, using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

  Perkins, the subadviser for Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund, may buy and sell securities, or engage in other investments, on behalf of multiple clients, including Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.

  Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

  Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

  The officers and Trustees of the funds may also serve as officers and Trustees of the Janus "funds of funds," which are funds that primarily invest in other mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus funds of funds and the funds. The Trustees intend to address any such conflicts as deemed appropriate.

  JANUS ETHICS RULES

  Janus Capital, INTECH, Perkins, and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital, INTECH, Perkins, and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts;
  (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and
  (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital, INTECH, Perkins, and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital, INTECH, Perkins, and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, INTECH, Perkins, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital, INTECH, Perkins, and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES


  Each Fund's Trustees have delegated to Janus Capital or the Fund's subadviser, as applicable, the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's or the applicable subadviser's own policies and procedures. Summaries of Janus Capital's or the applicable subadviser's policies and procedures are available without charge:
  (i) upon request, by calling 1-877-335-2687; (ii) on the Funds' website at janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.



  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at janus.com/proxyvoting.



  Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES

  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES
  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period).


  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

INTECH Investment Management LLC
Proxy Voting Procedures

  The following are the procedures for INTECH with respect to the voting of proxies on behalf of all clients for which INTECH has been delegated the responsibility for voting proxies and the keeping of records relating to proxy voting.

  GENERAL POLICY. INTECH's investment process involves buy and sell decisions that are determined solely by a mathematical formula that selects target holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, extensive corporate research analysis is not performed. Accordingly, INTECH has engaged RiskMetrics Group, ISS Governance Services ("ISS") to vote all proxies on behalf of client accounts in accordance, at the client's discretion, with ISS' Benchmark Proxy Voting Guidelines, Taft-Hartley Proxy Voting Guidelines, Public Fund Proxy Voting Guidelines, Social Proxy Voting Guidelines, or Catholic Proxy Voting Guidelines (collectively referred to as "ISS Recommendations"). The ISS Recommendations are designed with the intent of maximizing the long-term economic benefits to shareholders.

  INTECH will vote all proxies on behalf of client's accounts in accordance with ISS Recommendations that best represent the client type. Specifically, unless otherwise directed by the client, INTECH will vote:

  - Corporate, Mutual Fund/Sub-Advised, and Commingled Pool clients in accordance with ISS' Benchmark ("BENCHMARK") Proxy Voting Guidelines, which were developed by ISS to increase total shareholder value and risk mitigation and are generally management oriented.

  - Union and Union Taft-Hartley clients in accordance with ISS' Taft-Hartley ("TAFT-HARTLEY") Proxy Voting Guidelines (formerly known as the ISS Proxy Voting Service or PVS Guidelines), which were developed by ISS, in conjunction with the AFL-CIO, with a worker-owner view of long-term corporate value.

  - Public Fund clients in accordance with ISS' Public Fund ("PUBLIC") Proxy Voting Guidelines, which were developed by ISS to help ensure that public funds fulfill all statutory and common law obligations governing proxy voting with the intent of maximizing long-term economic benefits of its plan participants and beneficiaries.

  - Not-For-Profit (including Endowments and Foundations) clients in accordance with ISS' Social ("SOCIAL") Proxy Voting Guidelines, which were developed by ISS to recognize that socially responsible institutional shareholders are concerned with economic returns to shareholders and sound corporate governance, along with the ethical behavior of corporations and the social and environmental impact of their actions ISS' Catholic Proxy Voting Guidelines ("CATHOLIC") are also available to clients.


  Concurrent with the adoption of these procedures, INTECH will not accept direction in the voting of proxies for which it has voting responsibility from any person or organization other than the ISS Recommendations. Additional information about ISS and the ISS Recommendations is available at http://www.riskmetrics.com/policy/2009/policy_information. INTECH will only accept direction from a client to vote proxies for the client's account pursuant to ISS' BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, or CATHOLIC Proxy Voting Guidelines. With respect to clients that have elected to participate in securities lending, INTECH is not able to call back securities in order to vote proxies.

  DELEGATION OF PROXY VOTING ADMINISTRATION. INTECH has engaged the services of the Janus Investment Accounting Operations Group to provide the administration for its proxy voting.

  JANUS INVESTMENT ACCOUNTING OPERATIONS GROUP. The Janus Investment Accounting Operations Group works with ISS and is responsible to INTECH for ensuring that all proxies are voted consistent with ISS' BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, or CATHOLIC Proxy Voting Guidelines.

  VOTING AND USE OF PROXY VOTING SERVICE. Pursuant to its relationship with Janus Capital, INTECH has engaged ISS, an independent Proxy Voting Service, to assist in the voting of proxies. ISS is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. ISS is responsible for working with the Janus Investment Accounting Operations Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus Capital upon request. ISS will process all proxy votes in accordance with the BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, or CATHOLIC Proxy Voting Guidelines. In absence of specific client direction, INTECH will direct ISS to vote proxies in accordance with the ISS Recommendations that best represents the client type. Janus Capital has instructed ISS to vote all Janus mutual fund proxies, for which INTECH has voting authority, in accordance with ISS' BENCHMARK Proxy Voting Guidelines.

  CONFLICTS OF INTEREST. INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:

  - ISS shall vote all proxies on INTECH's behalf in accordance with ISS' BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, or CATHOLIC Proxy Voting Guidelines. In its capacity as administrator, Janus Capital shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.

  - The Janus Investment Accounting Operations Group is not authorized to override any recommendation except upon the receipt of express written authorization from INTECH's Chief Compliance Officer. The Janus Investment Accounting Operations Group shall maintain records of all overrides, including all required authorizations.

  - Without limiting the foregoing, the Janus Investment Accounting Operations Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus Capital or its affiliates with respect to a particular matter.

  - Any attempts to influence the proxy voting process shall be reported immediately to the INTECH Chief Compliance Officer.

  - All client accounts are prohibited from investing in securities of Janus Capital or securities of its publicly traded affiliates. INTECH maintains a Restricted List of securities that may not be purchased on behalf of individual accounts which includes, among other things, affiliates of such accounts. The trading system is designed to prohibit transactions in all securities on the Restricted List.

  - At least annually, INTECH reviews ISS' Policies, Procedures, and Practices Regarding Potential Conflicts of Interest ("ISS' Conflict Policy"), which addresses conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates, to ensure ISS' Conflict Policy is reasonably designed to minimize any such potential conflicts of interest.

  In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that ISS seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the INTECH Chief Compliance Officer to determine whether a material conflict exists. The matter will be reviewed by INTECH's General Counsel, Chief Financial Officer, and Chief Compliance Officer ("Proxy Review Group"). To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS recommendation unless otherwise determined by the Proxy Review Group.

  REPORTING AND RECORD RETENTION. On a quarterly basis, INTECH will provide its clients with the proxy voting record for that client's account. Janus Capital, on INTECH's behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients, and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and ISS' BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, and CATHOLIC Proxy Voting Guidelines. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

  REVIEW OF POLICY. INTECH shall periodically review this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interest of clients.

Perkins Investment Management LLC
Proxy Voting Summary for Mutual Funds

  Perkins votes proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

  PROXY VOTING PROCEDURES

  Perkins has developed proxy voting guidelines (the "Perkins Guidelines") that outline how Perkins generally votes proxies on securities held by the portfolios Perkins manages. The Perkins Guidelines, which include recommendations on most major corporate issues, have been developed by the Perkins Proxy Voting Committee. Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Guidelines; however, a portfolio manager may choose to vote differently than the Perkins Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins' behalf, has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Perkins Proxy Voting Committee is to develop the Perkins Guidelines. The Perkins Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Perkins Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Perkins believes that application of the Perkins Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Guidelines are predetermined. However, for proxy votes that are inconsistent with the Perkins Guidelines, the Perkins Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Perkins Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Perkins Proxy Voting Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Perkins Proxy Voting Committee has developed the Perkins Guidelines for use in voting proxies. Below is a summary of some of the Perkins Guidelines.

  BOARD OF DIRECTORS ISSUES
  Perkins will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Perkins will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES

  Perkins reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Perkins will generally oppose the proposed equity-based compensation plan. In addition, Perkins will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period).


  GENERAL CORPORATE ISSUES
  Perkins will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Perkins will generally oppose proposals for different classes of stock with different voting rights. Perkins will

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  generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Perkins will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Perkins Guidelines, Perkins will generally vote pursuant to that Perkins Guideline. Perkins will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Perkins will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------


  State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

  Certain intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

  Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of each Fund for providing or procuring administrative services to investors in Class R Shares and Class S Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.


  As of the date of this SAI, Janus Services did not receive any administrative services fees from Class R Shares or Class S Shares of the Funds because the Class R Shares and Class S Shares are new.





  Janus Services is not compensated for its services related to Class A Shares, Class C Shares, and Class I Shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the fees charged by certain intermediaries for administrative services including, but not limited to, recordkeeping, subaccounting, order processing for omnibus or networking accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. Order processing includes the submission of transactions through the NSCC or similar systems or those processed on a manual basis by Janus Services.



  The Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for the use of DST's shareholder accounting system, except for Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund, which each pay $3.98 per shareholder account for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations. In addition, the Funds use DST systems to track and process redemption fees and contingent deferred sales charges. The Funds currently pay DST annual per account rates for these systems. These fees are only charged to classes of the Funds with redemption fees or contingent deferred sales charges.



  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors' registered representatives are paid for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives.

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PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  Janus Capital places all portfolio transactions of the Funds, except for INTECH Risk-Managed Core Fund. With respect to INTECH Risk-Managed Core Fund, INTECH places portfolio transactions using its proprietary trade system software. With respect to Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund, Janus Capital places all portfolio transactions solely upon Perkins' direction.

  Janus Capital and Perkins have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital and Perkins may occasionally pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

  Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for funds subadvised by Perkins, Janus Capital acts on behalf of and in consultation with Perkins. Those factors include, but are not limited to: Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins) determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins, as applicable. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital or Perkins, as applicable, must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and Perkins do not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

  "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.


  The following table summarizes the total brokerage commissions paid by funds in Janus Investment Fund prior to the reorganization of certain Janus Adviser Series funds into corresponding Funds in Janus Investment Fund. Prior to the reorganizations, the Funds in Janus Investment Fund had a fiscal year end of October 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30.

  The table summarizes the total broker commissions paid by Funds in Janus Investment Fund to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds for the fiscal year ended October 31, 2008.


  Fund Name                                                                    Commissions   Transactions
  --------------------------------------------------------------------------------------------------------
  GROWTH & CORE
    Janus Balanced Fund                                                         $  528,115  $  569,409,541
    Janus Contrarian Fund                                                       $8,485,274  $4,184,816,022
    Janus Enterprise Fund                                                       $1,207,213  $1,209,538,207
    Janus Fund                                                                  $9,377,131  $9,496,745,427
    Janus Growth and Income Fund                                                $4,119,440  $3,565,836,406
    Janus Orion Fund                                                            $8,986,406  $6,106,654,513
    Janus Research Core Fund (formerly named Janus Fundamental Equity Fund)     $1,127,800  $1,066,080,477
    Janus Research Fund                                                         $3,631,022  $3,635,025,524
    Janus Triton Fund                                                           $  198,225  $  135,808,722
  INTERNATIONAL & GLOBAL
    Janus Global Life Sciences Fund                                             $  745,614  $  620,575,791
    Janus Global Opportunities Fund                                             $   58,450  $   38,599,099
    Janus Global Research Fund                                                  $  285,119  $  226,869,475
    Janus Global Technology Fund                                                $1,343,939  $  756,859,464
    Janus Overseas Fund                                                         $9,639,012  $4,907,012,764
    Janus Worldwide Fund                                                        $  903,789  $  706,847,856
  VALUE
    Perkins Mid Cap Value Fund (formerly named Janus Mid Cap Value Fund)        $4,895,133  $5,732,629,967
    Perkins Small Cap Value Fund (formerly named Janus Small Cap Value Fund)    $1,439,804  $1,108,946,370





  Janus Capital and Perkins do not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund.

  Janus Capital and Perkins may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital's and Perkins' receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would not hinder best execution efforts.

  INTECH has a policy of seeking to obtain best execution (obtaining the most favorable price and efficient execution). INTECH seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. INTECH may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in INTECH's opinion, to do so will further the goal of obtaining the best available execution. Commissions are negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates with respect to any securities transactions involving a commission payment. Periodically, reviews are conducted of the allocation among brokers of orders for equity securities and the commissions that were paid.

  INTECH does not consider research services in selecting brokers. For INTECH Risk-Managed Core Fund, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

  When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital or the subadviser, better prices and executions will be achieved through the use of a broker.

  The following tables summarize the total amount of brokerage commissions paid and the value of securities certain Funds owned by their regular broker-dealers in Janus Investment Fund prior to the reorganization of certain Janus Adviser Series funds into corresponding Funds in Janus Investment Fund. Prior to the reorganizations, the Funds in Janus Investment Fund had a fiscal year end of October 31 and the funds in Janus Adviser Series had a fiscal year end of July 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30.


  The table lists the total amount of brokerage commissions paid by Funds in Janus Investment Fund for the fiscal years or periods ending on October 31st of each year shown.


  Fund Name                                                                                   2008          2007          2006
  -------------------------------------------------------------------------------------------------------------------------------
  BOND
    Janus Flexible Bond Fund                                                              $     4,704   $     3,882   $        35
    Janus High-Yield Fund                                                                 $     4,487   $    11,971   $    22,085
    Janus Short-Term Bond Fund                                                            $        --   $        --   $        --
  GROWTH & CORE
    Janus Balanced Fund                                                                   $ 1,081,459   $   913,654   $   814,421
    Janus Contrarian Fund                                                                 $13,252,242   $ 9,558,075   $ 3,791,648
    Janus Enterprise Fund                                                                 $ 2,574,625   $ 3,017,403   $ 1,277,711
    Janus Fund                                                                            $19,126,047   $ 8,043,325   $12,031,617
    Janus Growth and Income Fund                                                          $ 8,372,659   $ 7,368,646   $ 4,481,740
    Janus Orion Fund                                                                      $16,244,354   $ 2,218,774   $ 1,313,363
    Janus Research Core Fund (formerly named Janus Fundamental Equity Fund)               $ 2,538,525   $ 1,235,748   $   899,072
    Janus Research Fund                                                                   $ 7,858,858   $ 5,269,861   $ 9,859,393
    Janus Triton Fund                                                                     $   444,078   $   736,104   $   756,155
  INTERNATIONAL & GLOBAL
    Janus Global Life Sciences Fund                                                       $ 1,516,959   $ 2,006,557   $ 2,275,592
    Janus Global Opportunities Fund                                                       $   118,939   $    41,129   $   259,261
    Janus Global Research Fund                                                            $   576,607   $   346,281   $   208,434
    Janus Global Technology Fund                                                          $ 2,437,846   $ 2,427,722   $    12,012
    Janus Overseas Fund                                                                   $17,469,441   $17,758,308   $10,836,247
    Janus Worldwide Fund                                                                  $ 1,865,443   $ 3,439,200   $ 6,933,438
  RISK-MANAGED
    INTECH Risk-Managed Core Fund (formerly named INTECH Risk-Managed Stock Fund)         $   619,570   $   525,765   $   431,840
  VALUE
    Perkins Mid Cap Value Fund (formerly named Janus Mid Cap Value Fund)                  $11,715,427   $11,054,464   $10,423,623
    Perkins Small Cap Value Fund (formerly named Janus Small Cap Value Fund)              $ 3,523,048   $ 3,278,110   $ 3,960,169




  Brokerage commissions paid by a Fund may vary significantly from year to year because of portfolio turnover rates, broker-dealer or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

  As of October 31, 2008, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:


                                          Name of                                    Value of
  Fund Name                            Broker-Dealer                             Securities Owned
  -----------------------------------------------------------------------------------------------
  BOND
    Janus Flexible Bond Fund           Citigroup, Inc.                             $  3,371,044
                                       Credit Suisse                                  7,086,745
                                       JP Morgan Chase & Co.                          7,076,183
    Janus High-Yield Fund              Credit Suisse                               $  2,114,841
    Janus Short-Term Bond Fund         Credit Suisse                               $    513,409
                                       Goldman Sachs                                  1,051,988
                                       JP Morgan Chase & Co.                            736,838
  GROWTH & CORE
    Janus Balanced Fund                Citigroup, Inc.                             $  5,140,391
                                       Credit Suisse                                 12,737,902
                                       Goldman Sachs Group, Inc.                      4,800,288
                                       JP Morgan Chase & Co.                         10,185,469
                                       Morgan Stanley Co.                             8,362,137
    Janus Contrarian Fund              Goldman Sachs Group, Inc.                   $ 52,031,713
                                       Merrill Lynch & Company, Inc.                 14,126,076
    Janus Fund                         Goldman Sachs Group, Inc.                   $ 93,662,725
                                       JP Morgan Chase & Co.                        158,649,975
    Janus Growth and Income Fund       Credit Suisse                               $  8,772,731
                                       Goldman Sachs Group, Inc.                     17,357,625
                                       Morgan Stanley Co.                            22,374,004
    Janus Orion Fund                   Credit Suisse                               $ 40,464,665
                                       Goldman Sachs Group, Inc.                     54,353,926
                                       Morgan Stanley Co.                            31,531,428
    Janus Research Core Fund           Goldman Sachs Group, Inc.                   $  5,815,475
                                       JP Morgan Chase & Co.                         24,986,156
    Janus Research Fund                Goldman Sachs Group, Inc.                   $ 18,986,088
                                       JP Morgan Chase & Co.                         23,946,862
  INTERNATIONAL & GLOBAL
    Janus Global Research Fund         Goldman Sachs Group, Inc.                   $  1,738,537
                                       JP Morgan Chase & Co.                            505,560
                                       UBS A.G.                                         506,341
    Janus Overseas Fund                Morgan Stanley Co.                          $ 66,884,506
    Janus Worldwide Fund               UBS A.G.                                    $ 34,562,627
  RISK-MANAGED
    INTECH Risk-Managed Core Fund      Goldman Sachs Group, Inc.                   $    749,250
                                       JP Morgan Chase & Co.                          1,342,275
                                       Merrill Lynch & Company, Inc.                    252,824
                                       Morgan Stanley Co.                               279,520
  VALUE
    Perkins Mid Cap Value Fund         Calyon                                      $300,000,000
                                       ING Financial                                199,550,000
    Perkins Small Cap Value Fund       ING Financial                               $ 90,000,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).


  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. As of the date of this SAI, collectively, the two registered investment companies consist of 52 series or funds.



  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.




-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                             POSITIONS                                                 PORTFOLIOS/FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     THE TRUST  TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin         Chairman   1/08-Present   Formerly,  Executive Vice       52                   Chairman of the
 151 Detroit Street                                    President and Chief Operating                        Board and Director
 Denver, CO 80206            Trustee    6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                             Brothers Fund (a private                             Fund for
                                                       family foundation) (1998-                            Foundations
                                                       2006).                                               Investment Program
                                                                                                            (TIP) (consisting
                                                                                                            of 4 funds) and the
                                                                                                            F.B. Heron
                                                                                                            Foundation (a
                                                                                                            private grantmaking
                                                                                                            foundation).
-------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro            Trustee    11/05-Present  General partner of Crosslink    52                   Director of
 151 Detroit Street                                    Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                      firm (since 2008). Formerly,                         (internet
 DOB: 1956                                             partner of Tango Group, a                            technology), Lijit
                                                       private investment firm (1999-                       Networks, Inc.
                                                       2008).                                               (internet
                                                                                                            technology), and
                                                                                                            LogRhythm Inc.
                                                                                                            (software
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.       Trustee    6/02-Present   President and Chief Executive   52                   Chairman of the
 151 Detroit Street                                    Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                      Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                             (since 1997).                                        (biotechnology
                                                                                                            firm); Director of
                                                                                                            W.W. Grainger, Inc.
                                                                                                            (industrial
                                                                                                            distributor); and
                                                                                                            Trustee of WTTW
                                                                                                            (Chicago public
                                                                                                            television station)
                                                                                                            and the University
                                                                                                            of Chicago.
-------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen            Trustee    2/71-Present   Chief Executive Officer of Red  52*                  Chairman of the
 151 Detroit Street                                    Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                      (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                             private investor.                                    Robin Gourmet
                                                                                                            Burgers, Inc.; and
                                                                                                            Director of Janus
                                                                                                            Capital Funds Plc
                                                                                                            (Dublin-based, non-
                                                                                                            U.S. funds).
-------------------------------------------------------------------------------------------------------------------------------





 * Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                             POSITIONS                                                 PORTFOLIOS/FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     THE TRUST  TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
-------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe              Trustee    1/97-Present   Co-founder and Managing         52                   Director of Red
 151 Detroit Street                                    Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                      Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                             (private investment in public
                                                       equity firm), and Professor
                                                       Emeritus of Business of the
                                                       University of Colorado,
                                                       Colorado Springs, CO (since
                                                       2004). Formerly, Professor of
                                                       Business of the University of
                                                       Colorado (2002-2004), and
                                                       Distinguished Visiting
                                                       Professor of Business (2001-
                                                       2002) of Thunderbird (American
                                                       Graduate School of
                                                       International Management),
                                                       Glendale, AZ.
-------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart          Trustee    6/84-Present   Corporate Vice President and    52                   N/A
 151 Detroit Street                                    General Manager of MKS
 Denver, CO 80206                                      Instruments - HPS Products,
 DOB: 1944                                             Boulder, CO (a manufacturer of
                                                       vacuum fittings and valves).
-------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger         Trustee    8/69-Present   Private investor and            52                   N/A
 151 Detroit Street                                    Consultant to California
 Denver, CO 80206                                      Planned Unit Developments
 DOB: 1938                                             (since 1994). Formerly, CEO
                                                       and President of Marwal, Inc.
                                                       (homeowner association
                                                       management company).
-------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf               Trustee    11/05-Present  Retired. Formerly, Chairman     52                   Director of Wal-
 151 Detroit Street                                    and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                      Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                             (advertising agency) (2001-                          History (Chicago,
                                                       2005).                                               IL), Children's
                                                                                                            Memorial Hospital
                                                                                                            (Chicago, IL),
                                                                                                            Chicago Council on
                                                                                                            Global Affairs, and
                                                                                                            InnerWorkings (U.S.
                                                                                                            provider of print
                                                                                                            procurement
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS,                                                  LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH THE TRUST      TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Andrew Acker                 Executive Vice President and       5/07-Present      Vice President and Research Analyst of
 151 Detroit Street           Portfolio Manager                                    Janus Capital, and Portfolio Manager for
 Denver, CO 80206             Janus Global Life Sciences Fund                      other Janus accounts.
 DOB: 1972
------------------------------------------------------------------------------------------------------------------------------
 Jonathan D. Coleman          Executive Vice President and Co-   11/07-Present     Co-Chief Investment Officer and Executive
 151 Detroit Street           Portfolio Manager                                    Vice President of Janus Capital, and
 Denver, CO 80206             Janus Fund                                           Portfolio Manager for other Janus accounts.
 DOB: 1971                                                                         Formerly, Portfolio Manager (2002-2007) for
                                                                                   Janus Enterprise Fund and Vice President
                                                                                   (1998-2006) of Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 David C. Decker              Executive Vice President and       9/96-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus Contrarian Fund
 DOB: 1966
------------------------------------------------------------------------------------------------------------------------------
 Brian Demain                 Executive Vice President and       11/07-Present     Vice President of Janus Capital. Formerly,
 151 Detroit Street           Portfolio Manager                                    Assistant Portfolio Manager (2004-2007) of
 Denver, CO 80206             Janus Enterprise Fund                                Janus Enterprise Fund and Analyst (1999-
 DOB: 1977                                                                         2007) for Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 John Eisinger                Executive Vice President and       1/08-Present      Portfolio Manager for other Janus accounts.
 151 Detroit Street           Portfolio Manager                                    Formerly, Research Analyst (2003-2007) for
 Denver, CO 80206             Janus Orion Fund                                     Janus Capital.
 DOB: 1977
------------------------------------------------------------------------------------------------------------------------------
 James P. Goff                Executive Vice President           2/05-Present      Vice President and Director of Research of
 151 Detroit Street           Janus Global Research Fund                           Janus Capital.
 Denver, CO 80206
 DOB: 1964                    Executive Vice President           2/06-Present
                              Janus Research Fund

                              Executive Vice President           11/07-Present
                              Janus Research Core Fund
------------------------------------------------------------------------------------------------------------------------------
 Jason Groom                  Executive Vice President and Co-   5/07-Present      Vice President and Research Analyst of
 151 Detroit Street           Portfolio Manager                                    Janus Capital, and Portfolio Manager for
 Denver, CO 80206             Janus Short-Term Bond Fund                           other Janus accounts. Formerly, Analyst
 DOB: 1969                                                                         (1998-2004) for ING Investments.
------------------------------------------------------------------------------------------------------------------------------
 Gregory R. Kolb              Executive Vice President and       5/05-Present      Portfolio Manager for other Janus accounts.
 151 Detroit Street           Portfolio Manager                                    Formerly, Assistant Portfolio Manager
 Denver, CO 80206             Janus Global Opportunities Fund                      (2004-2006) for Janus Worldwide Fund and
 DOB: 1976                                                                         Analyst (2001-2005) for Janus Capital
                                                                                   Corporation.
------------------------------------------------------------------------------------------------------------------------------
 Brent A. Lynn                Executive Vice President and       1/01-Present      Vice President of Janus Capital.
 151 Detroit Street           Portfolio Manager
 Denver, CO 80206             Janus Overseas Fund
 DOB: 1964
------------------------------------------------------------------------------------------------------------------------------
 Chad Meade                   Executive Vice President and Co-   7/06-Present      Research Analyst of Janus Capital.
 151 Detroit Street           Portfolio Manager
 Denver, CO 80206             Janus Triton Fund
 DOB: 1977
------------------------------------------------------------------------------------------------------------------------------
 Marc Pinto                   Executive Vice President and Co-   5/05-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus Balanced Fund
 DOB: 1961
                              Executive Vice President and       11/07-Present
                              Portfolio Manager
                              Janus Growth and Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Daniel Riff                  Executive Vice President and Co-   11/07-Present     Portfolio Manager for other Janus accounts.
 151 Detroit Street           Portfolio Manager                                    Formerly, Analyst (2003-2007) for Janus
 Denver, CO 80206             Janus Fund                                           Capital.
 DOB: 1972
------------------------------------------------------------------------------------------------------------------------------




 * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS,                                                  LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH THE TRUST      TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Laurent Saltiel              Executive Vice President and       4/09-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus Worldwide Fund                                 Formerly, Research Analyst (2002-2009) for
 DOB: 1969                                                                         Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Brian A. Schaub              Executive Vice President and Co-   7/06-Present      Portfolio Manager for other Janus accounts
 151 Detroit Street           Portfolio Manager                                    and Research Analyst of Janus Capital.
 Denver, CO 80206             Janus Triton Fund
 DOB: 1978
------------------------------------------------------------------------------------------------------------------------------
 Gibson Smith                 Executive Vice President and Co-   12/03-Present     Co-Chief Investment Officer and Executive
 151 Detroit Street           Portfolio Manager                                    Vice President of Janus Capital; Executive
 Denver, CO 80206             Janus High-Yield Fund                                Vice President of Janus Distributors LLC
 DOB: 1968                                                                         and Janus Services LLC; and Portfolio
                              Executive Vice President and Co-   5/05-Present      Manager for other Janus accounts. Formerly,
                              Portfolio Manager                                    Vice President (2003-2006) of Janus
                              Janus Balanced Fund                                  Capital.

                              Executive Vice President and Co-   5/07-Present
                              Portfolio Manager
                              Janus Flexible Bond Fund
------------------------------------------------------------------------------------------------------------------------------
 Darrell Watters              Executive Vice President and Co-   5/07-Present      Vice President and Research Analyst of
 151 Detroit Street           Portfolio Manager                                    Janus Capital and Portfolio Manager for
 Denver, CO 80206             Janus Flexible Bond Fund and                         other Janus accounts.
 DOB: 1963                    Janus Short-Term Bond Fund

                              Executive Vice President and Co-   7/08-Present
                              Portfolio Manager Janus High-
                              Yield Fund
------------------------------------------------------------------------------------------------------------------------------
 Burton H. Wilson             Executive Vice President and       2/06-Present      Vice President and Research Analyst of
 151 Detroit Street           Portfolio Manager                                    Janus Capital, and Portfolio Manager for
 Denver, CO 80206             Janus Global Technology Fund                         other Janus accounts. Formerly, Research
 DOB: 1963                                                                         Analyst (2000-2004) for Lincoln Equity
                                                                                   Management.
------------------------------------------------------------------------------------------------------------------------------
 Robin C. Beery               President and Chief Executive      4/08-Present      Executive Vice President and Chief
 151 Detroit Street           Officer                                              Marketing Officer of Janus Capital Group
 Denver, CO 80206                                                                  Inc. and Janus Capital; Executive Vice
 DOB: 1967                                                                         President of Janus Distributors LLC and
                                                                                   Janus Services LLC; Director of Perkins
                                                                                   Investment Management LLC; and Working
                                                                                   Director of INTECH Investment Management
                                                                                   LLC (formerly named Enhanced Investment
                                                                                   Technologies, LLC). Formerly, President
                                                                                   (2002-2007) and Director (2000-2007) of The
                                                                                   Janus Foundation; President (2004-2006) and
                                                                                   Vice President and Chief Marketing Officer
                                                                                   (2003-2004) of Janus Services LLC; and
                                                                                   Senior Vice President (2003-2005) of Janus
                                                                                   Capital Group Inc. and Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Stephanie Grauerholz-        Chief Legal Counsel and            1/06-Present      Vice President and Assistant General
 Lofton                       Secretary                                            Counsel of Janus Capital, and Vice
 151 Detroit Street                                                                President and Assistant Secretary of Janus
 Denver, CO 80206             Vice President                     3/06-Present      Distributors LLC. Formerly, Assistant Vice
 DOB: 1970                                                                         President of Janus Capital and Janus
                                                                                   Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski            Vice President, Chief Compliance   6/02-Present      Senior Vice President and Chief Compliance
 151 Detroit Street           Officer, and                                         Officer of Janus Capital, Janus
 Denver, CO 80206             Anti-Money Laundering Officer                        Distributors LLC, and Janus Services LLC;
 DOB: 1957                                                                         and Vice President of INTECH Investment
                                                                                   Management LLC (formerly named Enhanced
                                                                                   Investment Technologies, LLC). Formerly,
                                                                                   Chief Compliance Officer of Bay Isle
                                                                                   Financial LLC (2003-2008) and INTECH
                                                                                   Investment Management LLC (2003-2005); Vice
                                                                                   President of Janus Capital (2000-2005) and
                                                                                   Janus Services LLC (2004-2005); and
                                                                                   Assistant Vice President of Janus Services
                                                                                   LLC (2000-2004).
------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard              Chief Financial Officer            3/05-Present      Vice President of Janus Capital. Formerly,
 151 Detroit Street                                                                Director of Financial Reporting for
 Denver, CO 80206             Vice President, Treasurer, and     2/05-Present      OppenheimerFunds, Inc. (2004-2005).
 DOB: 1962                    Principal Accounting Officer
------------------------------------------------------------------------------------------------------------------------------




 * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF MEETINGS HELD
                                                                         MEMBERS                          DURING LAST FISCAL
                              SUMMARY OF FUNCTIONS                       (INDEPENDENT TRUSTEES)           YEAR(1)
---------------------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE              Reviews the financial reporting process,   Jerome S. Contro (Chair)                    4
                              the system of internal controls over       John W. McCarter, Jr.
                              financial reporting, disclosure controls   Dennis B. Mullen
                              and procedures, Form N-CSR filings, and
                              the audit process. The Committee's
                              review of the audit process includes,
                              among other things, the appointment,
                              compensation, and oversight of the
                              auditors and pre-approval of all audit
                              and nonaudit services.
---------------------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE          Reviews and makes recommendations          James T. Rothe (Chair)                      4
                              regarding matters related to the Trust's   Jerome S. Contro
                              use of brokerage commissions and           Martin H. Waldinger
                              placement of portfolio transactions.
---------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT         Oversees the investment activities of      Dennis B. Mullen (Chair)                    5
 COMMITTEE                    the Trust's non-money market funds.        Jerome S. Contro
                                                                         William F. McCalpin
                                                                         John W. McCarter, Jr.
                                                                         James T. Rothe
                                                                         William D. Stewart
                                                                         Martin H. Waldinger
                                                                         Linda S. Wolf
---------------------------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY         Oversees compliance with various           Linda S. Wolf (Chair)                       11
 COMMITTEE                    procedures adopted by the Trust, reviews   William F. McCalpin
                              registration statements on Form N-1A,      William D. Stewart
                              oversees the implementation and
                              administration of the Trust's Proxy
                              Voting Guidelines.
---------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE       Reviews various matters related to the     Jerome S. Contro (Chair)                    4
                              operations of the Janus money market       James T. Rothe
                              funds, including compliance with their     Martin H. Waldinger
                              Money Market Fund Procedures.
---------------------------------------------------------------------------------------------------------------------------------
 NOMINATING AND               Identifies and recommends individuals      John W. McCarter, Jr. (Chair)               6
 GOVERNANCE COMMITTEE         for election as Trustee, consults with     William F. McCalpin
                              Management in planning Trustee meetings,   Dennis B. Mullen
                              and oversees the administration of, and
                              ensures compliance with, the Trust's
                              Governance Procedures and Guidelines.
---------------------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE            Determines a fair value of securities      William D. Stewart (Chair)                  17
                              for which market quotations are not        James T. Rothe
                              readily available or are deemed not to     Linda S. Wolf
                              be reliable, pursuant to procedures
                              adopted by the Trustees and reviews
                              other matters related to the pricing of
                              securities.
---------------------------------------------------------------------------------------------------------------------------------





(1) The Trust's last fiscal year was the period November 1, 2007 to October 31, 2008.

  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred compensation plan that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The table below gives the dollar range of shares of the Funds that the Trustees own and which are described in this SAI, as well as the aggregate dollar range of shares of all mutual funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2008. Ownership information reflected in the second column also includes the Trustees' ownership (if applicable) of the corresponding Janus Adviser Series funds that are being reorganized into the Trust.




------------------------------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                               DOLLAR RANGE OF EQUITY                               IN ALL REGISTERED INVESTMENT COMPANIES
 NAME OF TRUSTEE               SECURITIES IN THE FUNDS                              OVERSEEN BY TRUSTEE IN JANUS FUNDS
------------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin           INTECH Risk-Managed Core Fund      $10,001-$50,000                                   Over $100,000
                               Janus Balanced Fund                $10,001-$50,000
                               Janus Contrarian Fund              $10,001-$50,000
                               Janus Enterprise Fund                   $1-$10,000
                               Janus Global Life Sciences Fund         $1-$10,000
                               Janus Global Research Fund         $10,001-$50,000
                               Janus Global Technology Fund            $1-$10,000
                               Janus Orion Fund                        $1-$10,000
                               Janus Overseas Fund                $10,001-$50,000
                               Janus Research Core Fund                $1-$10,000
                               Janus Worldwide Fund                    $1-$10,000
                               Perkins Mid Cap Value Fund              $1-$10,000
------------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro              Janus Global Research Fund         $10,001-$50,000                                   Over $100,000(1)
                               Janus Overseas Fund               $50,001-$100,000
                               Janus Research Core Fund           $10,001-$50,000
                               Perkins Mid Cap Value Fund        $50,001-$100,000
------------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.         INTECH Risk-Managed Core Fund      $10,001-$50,000                                   Over $100,000
                               Janus Contrarian Fund              $10,001-$50,000
                               Janus Enterprise Fund              $10,001-$50,000
                               Janus Fund                         $10,001-$50,000
                               Janus Growth and Income Fund      $50,001-$100,000
                               Janus High-Yield Fund              $10,001-$50,000
                               Janus Orion Fund                   $10,001-$50,000
                               Janus Overseas Fund                $10,001-$50,000
                               Janus Research Core Fund          $50,001-$100,000
                               Janus Research Fund                $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen              Janus Balanced Fund                  Over $100,000                                   Over $100,000(1)
                               Janus Contrarian Fund                Over $100,000
                               Janus Enterprise Fund                Over $100,000
                               Janus Fund                         $10,001-$50,000
                               Janus Global Life Sciences Fund      Over $100,000
                               Janus Global Research Fund           Over $100,000
                               Janus Global Technology Fund         Over $100,000
                               Janus Orion Fund                     Over $100,000
                               Janus Overseas Fund                  Over $100,000
                               Janus Research Fund                  Over $100,000
                               Janus Triton Fund                    Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe                INTECH Risk-Managed Core Fund      $10,001-$50,000                                   Over $100,000
                               Janus Contrarian Fund             $50,001-$100,000
                               Janus Enterprise Fund             $50,001-$100,000
                               Janus Global Research Fund        $50,001-$100,000
                               Janus Orion Fund                   $10,001-$50,000
                               Janus Overseas Fund                     $1-$10,000
                               Janus Triton Fund                  $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart            INTECH Risk-Managed Core Fund      $10,001-$50,000                                   Over $100,000
                               Janus Contrarian Fund                Over $100,000
                               Janus Flexible Bond Fund                $1-$10,000
                               Janus Global Research Fund              $1-$10,000
                               Janus Overseas Fund                  Over $100,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                               DOLLAR RANGE OF EQUITY                               IN ALL REGISTERED INVESTMENT COMPANIES
 NAME OF TRUSTEE               SECURITIES IN THE FUNDS                              OVERSEEN BY TRUSTEE IN JANUS FUNDS
------------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (cont'd.)
------------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger           INTECH Risk-Managed Core Fund        Over $100,000                                   Over $100,000(1)
                               Janus Global Research Fund        $50,001-$100,000
                               Janus Research Core Fund             Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf                 Janus Global Research Fund           Over $100,000                                   Over $100,000(1)
                               Janus Growth and Income Fund      $50,001-$100,000
                               Janus Overseas Fund                  Over $100,000
------------------------------------------------------------------------------------------------------------------------------------






(1) Ownership shown includes amounts held under a deferred compensation plan that are valued based on "shadow investments" in one or more funds.


  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.


  The following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").




                                                                    Aggregate               Total
                                                                Compensation from     Compensation from
                                                                  the Funds for      the Janus Funds for
                                                                fiscal year ended    calendar year ended
  Name of Person, Position                                       October 31, 2008  December 31, 2008(1)(2)
  --------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
  William F. McCalpin, Chairman and Trustee(3)                       $239,150              $391,500
  Jerome S. Contro, Trustee                                          $190,810              $303,000
  John W. McCarter, Jr., Trustee                                     $184,041              $281,250
  Dennis B. Mullen, Trustee                                          $213,469              $344,872
  James T. Rothe, Trustee                                            $193,130              $306,250
  William D. Stewart, Trustee                                        $210,228              $309,250
  Martin H. Waldinger, Trustee                                       $169,994              $272,500
  Linda S. Wolf, Trustee                                             $187,371              $293,750








  (1) For all Trustees, except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 74 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).


  (2) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the period shown are as follows: Jerome S. Contro $303,000; Martin H. Waldinger $68,125; and Linda S. Wolf $73,438.

  (3) Aggregate Compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees, which service began on January 1, 2008.

JANUS INVESTMENT PERSONNEL



  OTHER ACCOUNTS MANAGED


  The following table provides information relating to other accounts managed by the portfolio managers as of April 30, 2009. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.



                                                                   Other Registered        Other Pooled
                                                                      Investment            Investment
                                                                      Companies*             Vehicles          Other Accounts
  ---------------------------------------------------------------------------------------------------------------------------

  Andrew Acker             Number of Other Accounts Managed                      3                 None                    1(1)
                           Assets in Other Accounts Managed         $  122,462,256                 None         $593,313,660

  Jonathan D. Coleman      Number of Other Accounts Managed                      7                 None                    4
                           Assets in Other Accounts Managed         $3,358,004,944                 None         $  3,500,195

  David Decker             Number of Other Accounts Managed                      3                    1                    9
                           Assets in Other Accounts Managed         $  779,334,123          $22,400,738         $334,635,460

  Brian Demain             Number of Other Accounts Managed                      2                    1                    5
                           Assets in Other Accounts Managed         $  488,422,645          $31,056,068         $ 78,383,536

  John Eisinger            Number of Other Accounts Managed                      1                 None                 None
                           Assets in Other Accounts Managed         $   87,521,759                 None                 None

  James P. Goff            Number of Other Accounts Managed                      7                 None                    8
                           Assets in Other Accounts Managed         $  696,737,414                 None         $ 39,405,608

  Jason Groom              Number of Other Accounts Managed                      1                 None                 None
                           Assets in Other Accounts Managed         $   39,638,173                 None                 None

  Gregory R. Kolb          Number of Other Accounts Managed                      1                 None                 None
                           Assets in Other Accounts Managed         $    1,588,099                 None                 None

  Brent A. Lynn            Number of Other Accounts Managed                      1                 None                 None
                           Assets in Other Accounts Managed         $1,581,773,757                 None                 None

  Chad Meade               Number of Other Accounts Managed                      3                 None                    1(2)
                           Assets in Other Accounts Managed         $  297,168,124                 None         $ 67,825,256

  Marc Pinto               Number of Other Accounts Managed                      7                    2                   26(3)
                           Assets in Other Accounts Managed         $  966,719,625          $11,124,692         $174,699,094

  Daniel Riff              Number of Other Accounts Managed                      7                 None                    4
                           Assets in Other Accounts Managed         $3,358,004,944                 None         $  3,500,195

  Laurent Saltiel          Number of Other Accounts Managed                      1(4)                 1                 None
                           Assets in Other Accounts Managed         $  600,730,179          $58,363,818                 None

  Brian A. Schaub          Number of Other Accounts Managed                      3                 None                    1(2)
                           Assets in Other Accounts Managed         $  297,168,124                 None         $ 67,825,256

  Gibson Smith             Number of Other Accounts Managed                      9                 None                    2
                           Assets in Other Accounts Managed         $2,319,091,186                 None         $ 32,338,594

  Darrell Watters          Number of Other Accounts Managed                      6                 None                 None
                           Assets in Other Accounts Managed         $1,510,469,512                 None                 None

  Burton H. Wilson         Number of Other Accounts Managed                      3                 None                 None
                           Assets in Other Accounts Managed         $  174,108,901                 None                 None






  * Excludes Janus Adviser Series funds that are being reorganized into the Trust.


  (1) The account has a performance-based advisory fee.


  (2) The account has a performance-based advisory fee.


  (3) One of the accounts included in the total, consisting of $101,806,097 of the total assets, has a performance-based advisory fee.


  (4) The account has a performance-based advisory fee.


  MATERIAL CONFLICTS

  As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Funds. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under "Additional Information About Janus Capital and the Subadvisers."


  Janus Capital is the adviser to the Funds and the Janus "funds of funds," which are funds that invest primarily in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such Funds. In addition, the Janus "funds of funds" portfolio manager, who also serves as Senior Vice President of Risk and Trading of Janus Capital, has regular and continuous access to information regarding the holdings of the Funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the Funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios, which are other "funds of funds" offered by Janus Capital.


  COMPENSATION INFORMATION


  The following describes the structure and method of calculating a portfolio manager's compensation as of April 30, 2009.


  Portfolio managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officers ("CIO") of Janus Capital are eligible for additional variable compensation in recognition of their CIO roles. In addition, certain portfolio managers who have an ownership interest or profits interest in Perkins may receive compensation through those interests.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

  VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

  Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

  Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

  A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus Capital based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

  ANALYST VARIABLE COMPENSATION: If a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary analyst team pool. The aggregate compensation available under the analyst team pool is derived from a formula tied to a combination of the aggregate fund-weighted and asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year rolling periods, subject to a reduction in the event of absolute negative performance. The analyst team pool is then allocated among the eligible analysts at the discretion of Janus Capital based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and other subjective criteria.

  CIO VARIABLE COMPENSATION: The CIOs are entitled to additional compensation in consideration of their role as CIO of Janus Capital that is generally based on firm-wide investment performance (excluding assets managed by subadvisers), Janus-managed net long-term flows (excluding assets managed by subadvisers and money market funds), investment team leadership factors, and overall corporate leadership factors. Variable compensation from firm-wide investment performance is calculated based upon the firm-wide aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis.

  Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

  ADDITIONAL COMPENSATION INFORMATION


  The following describes the structure and method of calculating compensation for James Goff, Director of Research, as of April 30, 2009.


  Mr. Goff is compensated for his role as Director of Research and for managing a Fund and any other funds, portfolios, or accounts managed by Mr. Goff through two components: fixed compensation and variable compensation.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as his scope of responsibility, tenure, his performance as the Director of Research, and for managing funds.

  VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by Mr. Goff). Mr. Goff's variable compensation is based on four components:
  (i) firm-wide investment performance; (ii) Janus Capital long-term net flows (excluding assets managed by subadvisers and money market funds); (iii) certain strategic objectives, including investment team culture, analyst recruitment and development, continued enhancements to the research process, and contributions to sales and client efforts; and (iv) the research portfolios' investment performance. Variable compensation from firm-wide investment performance and the research portfolios' investment performance is calculated based upon a percentage of the revenue received from the applicable funds (excluding assets managed by subadvisers) and is adjusted to reflect the actual performance of such funds. Actual performance is calculated based on the applicable funds' aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis (with a predominant weighting on three-year performance for the research portfolios investment performance calculation).

  Mr. Goff may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JCGI's Executive Income Deferral Program.

  Each Fund's Lipper peer group for compensation purposes is shown in the following table:

  Fund Name                                           Lipper Peer Group
  ------------------------------------------------------------------------------------------------------
  BOND
    Janus Flexible Bond Fund                          Intermediate Investment Grade Debt Funds
    Janus High-Yield Fund                             High Current Yield Funds
    Janus Short-Term Bond Fund                        Short Investment Grade Debt Funds
  GROWTH & CORE
    Janus Balanced Fund                               Mixed-Asset Target Allocation Moderate Funds
    Janus Contrarian Fund                             Multi-Cap Core Funds
    Janus Enterprise Fund                             Mid-Cap Growth Funds
    Janus Fund                                        Large-Cap Growth Funds
    Janus Growth and Income Fund                      Large-Cap Core Funds
    Janus Orion Fund                                  Multi-Cap Growth Funds
    Janus Research Core Fund                          Large-Cap Core Funds
    Janus Research Fund                               Large-Cap Growth Funds
    Janus Triton Fund                                 Small-Cap Growth Funds

  Fund Name                                           Lipper Peer Group
  ------------------------------------------------------------------------------------------------------
  INTERNATIONAL & GLOBAL
    Janus Global Life Sciences Fund                   Health/Biotechnology Funds
    Janus Global Opportunities Fund                   Global Funds
    Janus Global Research Fund                        Global Funds
    Janus Global Technology Fund                      Science & Technology Funds
    Janus Overseas Fund                               International Funds
    Janus Worldwide Fund                              Global Funds
  VALUE
    Perkins Mid Cap Value Fund                        Mid Cap Value Funds
    Perkins Small Cap Value Fund                      Small-Cap Core Funds


INTECH INVESTMENT PERSONNEL

  OTHER ACCOUNTS MANAGED




  The following table provides information relating to other accounts managed by the investment personnel as of April 30, 2009. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.



                                                                 Other Registered     Other Pooled
                                                                    Investment         Investment
                                                                   Companies*(1)        Vehicles       Other Accounts(2)
  ----------------------------------------------------------------------------------------------------------------------
  E. Robert Fernholz         Number of Other Accounts Managed                 17                 35                 342
                             Assets in Other Accounts Managed     $5,314,758,881     $6,483,824,297     $28,911,220,793

  Adrian Banner              Number of Other Accounts Managed                 17                 35                 342
                             Assets in Other Accounts Managed     $5,314,758,881     $6,483,824,297     $28,911,220,793

  Jason Greene               Number of Other Accounts Managed                 17                 35                 342
                             Assets in Other Accounts Managed     $5,314,758,881     $6,483,824,297     $28,911,220,793

  Joseph Runnels             Number of Other Accounts Managed                 17                 35                 342
                             Assets in Other Accounts Managed     $5,314,758,881     $6,483,824,297     $28,911,220,793





  * Excludes Janus Adviser Series funds that are being reorganized into the Trust.


  (1) One of the accounts included in the totals, consisting of $20,521,784 of the total assets in the category, has performance-based advisory fees.


  (2) Fifty of the accounts included in the totals, consisting of $5,614,990,988 of the total assets in the category, have performance-based advisory fees.


  MATERIAL CONFLICTS

  As shown in the table above, INTECH Risk-Managed Core Fund's investment personnel may manage other accounts with investment strategies similar to the Fund. Fees earned by the adviser may vary among these accounts, the investment personnel may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on the investment personnel's compensation than others. These factors could create conflicts of interest because the investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if the investment personnel identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, INTECH believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the investment personnel are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, preallocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. These procedures are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

  COMPENSATION INFORMATION


  As described under "Investment Adviser and Subadvisers," Janus Capital has entered into a Sub-Advisory Agreement on behalf of INTECH Risk-Managed Core Fund. The compensation structure of the investment personnel is determined by INTECH and is summarized by INTECH below. The following describes the structure and method of calculating the investment personnel's compensation as of April 30, 2009.


  For managing the Fund and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid by INTECH, which is not based on performance or assets of the Fund or other accounts. The investment personnel are also eligible for a cash bonus as determined by INTECH, and which is not based on performance or assets of the Fund or other accounts. The investment personnel, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

  The investment personnel may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

PERKINS INVESTMENT PERSONNEL



  OTHER ACCOUNTS MANAGED


  The following table provides information relating to other accounts managed by the portfolio managers as of April 30, 2009. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.



                                                                      Other Registered    Other Pooled
                                                                         Investment        Investment
                                                                         Companies*         Vehicles      Other Accounts
  ----------------------------------------------------------------------------------------------------------------------
  Jeffrey Kautz                   Number of Other Accounts Managed                 3(1)       None                   38
                                  Assets in Other Accounts Managed      $687,643,535          None         $460,961,818

  Robert H. Perkins               Number of Other Accounts Managed              None          None                  173
                                  Assets in Other Accounts Managed              None          None         $312,540,094

  Thomas Perkins                  Number of Other Accounts Managed                 3(1)       None                   20
                                  Assets in Other Accounts Managed      $687,643,535          None         $468,586,623

  Todd H. Perkins                 Number of Other Accounts Managed              None          None                   17
                                  Assets in Other Accounts Managed              None          None         $ 77,287,972

  Justin Tugman                   Number of Other Accounts Managed              None          None                   19
                                  Assets in Other Accounts Managed              None          None         $ 75,988,195





   * Excludes Janus Adviser Series funds that are being reorganized into the Trust.


  (1) One of the accounts included in the total, consisting of $398,804,284 of the total assets in the category, has performance-based advisory fees.



  MATERIAL CONFLICTS

  As shown in the table above, Perkins Mid Cap Value Fund's and Perkins Small Cap Value Fund's portfolio managers may manage other funds and accounts with investment strategies similar to the Funds. Fees earned by the adviser may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on the portfolio managers' compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Funds. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Funds are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Funds. However, Perkins believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. Information regarding Perkins' trade allocation procedures is described under "Additional Information About Janus Capital and the Subadvisers."

  COMPENSATION INFORMATION


  The following describes the structure and method of calculating a portfolio manager's compensation as of April 30, 2009.


  Portfolio managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officer ("CIO") of Perkins is eligible for additional variable compensation in recognition of his CIO role. In addition, certain portfolio managers who have an ownership interest or profits interest in Perkins may receive compensation through those interests.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

  VARIABLE COMPENSATION: Variable compensation is paid in cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

  Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from a discretionary bonus pool.

  Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

  A portfolio manager is also eligible to participate in a Perkins discretionary bonus pool. The size of the discretionary bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets and the investment performance of such firm-wide managed assets. Compensation from the discretionary bonus pool is then allocated among the eligible respective participants at the discretion of Perkins based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

  ANALYST VARIABLE COMPENSATION: If a portfolio manager also has analyst responsibilities, then such portfolio manager is further eligible to participate in the Perkins discretionary bonus pool. The discretionary bonus pool is allocated among the eligible analysts at the discretion of Perkins based on factors which may include performance of investment recommendations, performance of an analyst run paper based portfolio, individual and team contributions, scope of coverage, and other subjective criteria.

OWNERSHIP OF SECURITIES




  As of April 30, 2009, the portfolio managers and/or investment personnel of the Funds described in this SAI beneficially owned securities of the Fund(s) they manage in the dollar range shown in the following table. The last column of the table also reflects each individual's aggregate beneficial ownership of all mutual funds advised by Janus Capital within the Janus family of funds (collectively, the "Janus Funds"). Ownership information reflected in the second column also includes the portfolio managers' and/or investment personnel's ownership (if applicable) of the corresponding Janus Adviser Series funds that are being reorganized into the Trust.



---------------------------------------------------------------------------------------------------------------------------------
                          DOLLAR RANGE OF EQUITY                                              AGGREGATE DOLLAR RANGE OF EQUITY
 INVESTMENT PERSONNEL     SECURITIES IN THE FUND(S) MANAGED                                   SECURITIES IN JANUS FUNDS
---------------------------------------------------------------------------------------------------------------------------------
 JANUS CAPITAL
---------------------------------------------------------------------------------------------------------------------------------
 ANDREW ACKER             Janus Global Life Sciences Fund               $500,001-$1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 JONATHAN COLEMAN         Janus Fund                                        Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 DAVID C. DECKER          Janus Contrarian Fund                             Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 BRIAN DEMAIN             Janus Enterprise Fund                             Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 JOHN EISINGER            Janus Orion Fund                              $500,001-$1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 JAMES P. GOFF            Janus Global Research Fund                        Over $1,000,000                      Over $1,000,000
                          Janus Research Core Fund                                     None
                          Janus Research Fund                               Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 JASON GROOM              Janus Short-Term Bond Fund                        $10,001-$50,000                    $100,001-$500,000
---------------------------------------------------------------------------------------------------------------------------------
 GREGORY R. KOLB          Janus Global Opportunities Fund                   Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 BRENT A. LYNN            Janus Overseas Fund                               Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 CHAD MEADE               Janus Triton Fund                                 Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 MARC PINTO               Janus Balanced Fund                               Over $1,000,000                      Over $1,000,000
                          Janus Growth and Income Fund                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 DANIEL RIFF              Janus Fund                                       $50,001-$100,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 LAURENT SALTIEL          Janus Worldwide Fund                                         None                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 BRIAN A. SCHAUB          Janus Triton Fund                                 Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 GIBSON SMITH             Janus Balanced Fund                             $100,001-$500,000                      Over $1,000,000
                          Janus Flexible Bond Fund                        $100,001-$500,000
                          Janus High-Yield Fund                           $100,001-$500,000
---------------------------------------------------------------------------------------------------------------------------------
 DARRELL WATTERS          Janus Flexible Bond Fund                        $100,001-$500,000                      Over $1,000,000
                          Janus High-Yield Fund                            $50,001-$100,000
                          Janus Short-Term Bond Fund                      $100,001-$500,000
---------------------------------------------------------------------------------------------------------------------------------
 BURTON H. WILSON         Janus Global Technology Fund                      Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 INTECH
---------------------------------------------------------------------------------------------------------------------------------
 E. ROBERT FERNHOLZ       INTECH Risk-Managed Core Fund                     Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 ADRIAN BANNER            INTECH Risk-Managed Core Fund                                None                    $100,001-$500,000
---------------------------------------------------------------------------------------------------------------------------------
 JASON GREENE             INTECH Risk-Managed Core Fund                     $10,001-$50,000                    $100,001-$500,000
---------------------------------------------------------------------------------------------------------------------------------
 JOSEPH RUNNELS           INTECH Risk-Managed Core Fund                     $10,001-$50,000                     $50,001-$100,000
---------------------------------------------------------------------------------------------------------------------------------
 PERKINS
---------------------------------------------------------------------------------------------------------------------------------
 JEFFREY KAUTZ            Perkins Mid Cap Value Fund                    $500,001-$1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 ROBERT PERKINS           Perkins Small Cap Value Fund                      Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 THOMAS PERKINS           Perkins Mid Cap Value Fund                        Over $1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 TODD H. PERKINS          Perkins Small Cap Value Fund                  $500,001-$1,000,000                      Over $1,000,000
---------------------------------------------------------------------------------------------------------------------------------
 JUSTIN TUGMAN            Perkins Small Cap Value Fund                      $10,001-$50,000                    $100,001-$500,000
---------------------------------------------------------------------------------------------------------------------------------

SHARES OF THE TRUST
--------------------------------------------------------------------------------


NET ASSET VALUE DETERMINATION

  As stated in the Funds' Prospectuses, the net asset value ("NAV") of the Shares of each class of each Fund is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

  Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

  To the extent there are any errors in a Fund's NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder's account reflects the accurate corrected NAV.

PURCHASES


  Shares of the Funds can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Not all financial intermediaries offer all classes. Shares or classes of the Funds may be purchased without upfront sales charges by clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers' advice, which are on top of the Funds' expenses. Certain Shares or classes of the Funds may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund "supermarket" programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional.


  Certain designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Funds' Prospectuses will provide you with detailed information about investing in the Funds.

  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.


  Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.


  CLASS A SHARES
  The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust's distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

                                             Sales Charge as a         Sales Charge as a         Amount of Sales Charge Reallowed
                                               Percentage of           Percentage of Net         to Financial Intermediaries as a
  Amount of Purchase at Offering Price        Offering Price*           Amount Invested            Percentage of Offering Price
                                             -----------------         -----------------         --------------------------------

  EQUITY FUNDS
    Under $50,000                                   5.75%                     6.10%                             5.00%
    $50,000 but under $100,000                      4.50%                     4.71%                             3.75%
    $100,000 but under $250,000                     3.50%                     3.63%                             2.75%
    $250,000 but under $500,000                     2.50%                     2.56%                             2.00%
    $500,000 but under $1,000,000                   2.00%                     2.04%                             1.60%
    $1,000,000 and above                            None**                    None                             None

  BOND FUNDS
    Under $50,000                                   4.75%                     4.99%                             4.25%
    $50,000 but under $100,000                      4.50%                     4.71%                             4.00%
    $100,000 but under $250,000                     3.50%                     3.63%                             3.00%
    $250,000 but under $500,000                     2.50%                     2.56%                             2.25%
    $500,000 but under $1,000,000                   2.00%                     2.04%                             1.75%
    $1,000,000 and above                            None**                    None                              None


   * Offering Price includes the initial sales charge.
  ** A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Funds and other Janus funds that are offered with a sales charge to take advantage of lower sales charges.

  As of the date of this SAI, Janus Distributors did not receive any underwriting commissions from Class A Shares of the Funds because the Class A Shares are new.




  CLASS C SHARES, CLASS I SHARES, CLASS R SHARES, AND CLASS S SHARES
  Class C Shares, Class I Shares, Class R Shares, and Class S Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.

  Janus Distributors also receives amounts pursuant to Class A Share, Class C Share, Class R Share, and Class S Share 12b-1 plans and, from Class A Shares and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the "Distribution and Shareholder Servicing Plans" and "Redemptions" sections, respectively, of this SAI.

  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

  CLASS A SHARES, CLASS R SHARES, AND CLASS S SHARES

  As described in the Prospectuses, Class A Shares, Class R Shares, and Class S Shares have each adopted distribution and shareholder servicing plans (the "Class A Plan," "Class R Plan," and "Class S Plan," respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares and at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of a Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A Shares, Class R Shares, or Class S Shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A Shares, Class R Shares, and Class S Shares to prospective and existing investors; providing educational materials regarding Class A Shares, Class R Shares, and Class S Shares; providing facilities to answer questions from prospective and existing investors about the Funds; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A Shares, Class R Shares, and Class S Shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which "service fees" may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. ("FINRA") Conduct Rules. Payments under the Plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Janus Distributors, the Funds' distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On December 5, 2008, the Trustees unanimously approved a distribution plan with respect to each of the Class A Shares, Class R Shares, and Class S Shares, which became effective on July 6, 2009.


  CLASS C SHARES

  As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Fund for activities which are primarily intended to result in the sale of Class C Shares of such Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Funds; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. On December 5, 2008, the Trustees unanimously approved the Class C Plan, which became effective on July 6, 2009.


  The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Fund or by vote of a majority of the 12b-1 Trustees.

  Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.


  As of the date of this SAI, Janus Distributors did not receive any 12b-1 fees from Class A Shares, Class C Shares, Class R Shares, or Class S Shares of the Funds because each class of Shares is new.




REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a Fund, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  CLASS A SHARES
  A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

  CLASS C SHARES
  A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.


  Janus Distributors receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares. As of the date of this SAI, Janus Distributors did not receive any proceeds of contingent deferred sales charges because Class A Shares and Class C Shares are new.

  CLASS I SHARES, CLASS R SHARES, AND CLASS S SHARES

  A redemption fee of 2.00% will be deducted from a shareholder's redemption proceeds with respect to Class I Shares, Class R Shares, and Class S Shares of Janus High-Yield Fund, Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Worldwide Fund, and INTECH Risk-Managed Core Fund redeemed within 90 days of purchase, unless waived, as discussed in the Prospectuses.


  PROCESSING OR SERVICE FEES
  Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.

  It is a policy of the Funds' Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. Janus Contrarian Fund, Janus Enterprise Fund, Janus Fund, Janus Orion Fund, Janus Research Core Fund, Janus Research Fund, Janus Triton Fund, Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Worldwide Fund, INTECH Risk-Managed Core Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund declare and make annual distributions of income (if any); Janus Balanced Fund and Janus Growth and Income Fund declare and make quarterly distributions of income; and Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund declare dividends daily and make monthly distributions of income. If a month begins on a Saturday, Sunday, or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month.

  The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.

  All income dividends and capital gains distributions, if any, on a Fund's Shares are reinvested automatically in additional shares of the same class of Shares of that Fund at the NAV determined on the first business day following the record date.

  The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.

  Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under
  Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.

  A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund's investments in REIT equity securities may result in the receipt of cash in excess of the REIT's earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

  Some REITs are permitted to hold "residual interests" in real estate mortgage investment conduits (REMICs). Pursuant to the Internal Revenue Service rules, a portion of a Fund's income from a REIT or "excess inclusion income" that is attributable to the REIT may be subject to federal income tax. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders. There may be instances in which the Fund may be unaware of a REIT's excess inclusion income.

  As a result of excess inclusion income, the Fund may be subject to additional tax depending on the type of record holder of Fund shares, such as certain federal, state, and foreign governmental entities, tax exempt organizations, and certain rural electrical and telephone cooperatives ("disqualified organizations"). This may impact the Fund's performance.

  Please consult a tax adviser regarding tax consequences of Fund distributions and to determine whether you will need to file a tax return.


  Certain fund transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. Certain transactions or strategies utilized by a fund may generate unqualified income that can impact an investor's taxes.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------



On or about July 6, 2009, certain Janus Adviser Series funds (each, a "predecessor fund" and collectively, the "predecessor funds") will reorganize into corresponding Funds in the Trust. Before the reorganizations, there were no shareholders in Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares of any Fund described in this SAI. The information below reflects ownership interest in the predecessor funds. To the best knowledge of the Trust, the percentage ownership of each applicable class of each predecessor fund owned by the below named shareholders is expected to be approximately the same upon reorganization into the corresponding Fund.



To the best knowledge of Janus Capital, as of June 2, 2009, the officers and Trustees beneficially owned, as a group, less than 1% of Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares of the predecessor funds.



As of June 2, 2009, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, Class R Shares, or Class S Shares of a predecessor fund is listed below. In addition, the percentage ownership of any person or entity owning 25% or more of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, Class R Shares, or Class S Shares of a predecessor fund is listed below.



To the best knowledge of the Trust, as of June 2, 2009, no other person or entity owned beneficially more than 5% of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, Class R Shares, or Class S Shares of the predecessor fund, except as shown. Additionally, to the best knowledge of the Trust, except for Janus Capital's (or an affiliate's) ownership in a predecessor fund, no other person or entity beneficially owned 25% or more of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, Class R Shares, or Class S Shares of the predecessor fund except as shown. In certain circumstances, Janus Capital's (or an affiliate's) ownership may not represent beneficial ownership. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, Class R Shares, or Class S Shares of the predecessor funds are not the beneficial owners of such Shares, unless otherwise indicated.



As of the date of this SAI, all of the outstanding Class A Shares, Class C Shares, Class I Shares, and Class S Shares of Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Research Fund, and Janus Short-Term Bond Fund were owned by Janus Capital or an affiliate, which provided seed capital for each respective class of each Fund.



Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
INTECH Risk-Managed Core Fund         Charles Schwab & Co. Inc.                                          36.03%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      Mercer Trust Company Tr                                            19.83%
                                      FBO Securitas Security Services USA
                                      Incentive Savings & Retirement Plan
                                      Norwood, MA

                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          11.76%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Deutz Corporation                                                   8.00%
                                      Executive Income
                                      Norcross, GA

Janus Balanced Fund                   Charles Schwab & Co. Inc.                                          28.55%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          15.55%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      GPC Securities Inc.                                                 6.78%
                                      Agent for Reliance Trust Company
                                      FBO CWA Savings & Retirement Trust
                                      Atlanta, GA

Janus Contrarian Fund                 Charles Schwab & Co. Inc.                                          53.95%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      Merrill Lynch Pierce Fenner & Smith, Inc.                           9.61%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL


Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund                 Merrill Lynch Pierce Fenner & Smith, Inc.                          26.16%
  Class A Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Charles Schwab & Co. Inc.                                          20.66%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      NFS LLC                                                             8.53%
                                      FEBO Marshall & Ilsley Trust CO NA
                                      FBO Bank 98 DLY RCRDKPG
                                      Milwaukee, WI

                                      Mitra & Co                                                          6.72%
                                      FBO 98 C/O M&I Tr CO NA
                                      Milwaukee, WI

Janus Flexible Bond Fund              Charles Schwab & Co. Inc.                                          45.47%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          20.48%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

Janus Fund                            Merrill Lynch Pierce Fenner & Smith, Inc.                          34.82%
  Class A Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Charles Schwab & Co. Inc.                                          26.19%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      Morgan Stanley & Co                                                 8.52%
                                      Jersey City, NJ

                                      Pershing LLC                                                        6.62%
                                      Jersey City, NJ

Janus Global Research Fund            Charles Schwab & Co. Inc.                                          61.83%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      Janus Capital Group Inc.                                           31.62%*
                                      Denver, CO

Janus Growth and Income Fund          Charles Schwab & Co. Inc.                                          83.47%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

Janus High-Yield Fund                 Charles Schwab & Co. Inc.                                          50.97%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      Pershing LLC                                                       10.15%
                                      Jersey City, NJ

                                      Merrill Lynch Pierce Fenner & Smith, Inc.                           8.28%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

Janus Orion Fund                      Charles Schwab & Co. Inc.                                          54.83%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          14.59%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Pershing LLC                                                        5.68%
                                      Jersey City, NJ




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

Janus Overseas Fund                   Merrill Lynch Pierce Fenner & Smith, Inc.                          25.01%
  Class A Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Charles Schwab & Co. Inc.                                          21.69%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      Wells Fargo Bank NA                                                 6.66%
                                      FBO Yazaki Employee Savings Plan
                                      A/C 20318434
                                      Minneapolis, MN

Janus Research Core Fund              Charles Schwab & Co. Inc.                                          73.38%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

Janus Triton Fund                     Charles Schwab & Co. Inc.                                          44.95%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          17.18%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

Janus Worldwide Fund                  Charles Schwab & Co. Inc.                                          56.62%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

Perkins Mid Cap Value Fund            Charles Schwab & Co. Inc.                                          13.46%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          11.44%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

Perkins Small Cap Value Fund          Merrill Lynch Pierce Fenner & Smith, Inc.                          67.30%
  Class A Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Charles Schwab & Co. Inc.                                          15.79%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      GPC Securities Inc.                                                 5.24%
                                      Agent for Reliance Trust Company
                                      FBO Kimco Realty Corporation 401K Plan
                                      Atlanta, GA

INTECH Risk-Managed Core Fund         Merrill Lynch Pierce Fenner & Smith, Inc.                          51.80%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Pershing LLC                                                       10.55%
                                      Jersey City, NJ

                                      Citigroup Global Markets Inc.                                       5.74%
                                      House Account
                                      Owings Mills, MD

Janus Balanced Fund                   Merrill Lynch Pierce Fenner & Smith, Inc.                          22.36%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Citigroup Global Markets Inc.                                      21.03%
                                      House Account
                                      Owings Mills, MD

                                      Morgan Stanley & Co                                                 5.41%
                                      Jersey City, NJ

Janus Contrarian Fund                 Merrill Lynch Pierce Fenner & Smith, Inc.                          33.99%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL


Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
                                      Citigroup Global Markets Inc.                                      22.40%
                                      House Account
                                      Owings Mills, MD

                                      Pershing LLC                                                        5.00%
                                      Jersey City, NJ

Janus Enterprise Fund                 Merrill Lynch Pierce Fenner & Smith, Inc.                          24.06%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Citigroup Global Markets Inc.                                      21.56%
                                      House Account
                                      Owings Mills, MD

Janus Flexible Bond Fund              Merrill Lynch Pierce Fenner & Smith, Inc.                          39.09%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Citigroup Global Markets Inc.                                      21.46%
                                      House Account
                                      Owings Mills, MD

Janus Fund                            Merrill Lynch Pierce Fenner & Smith, Inc.                          47.82%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Citigroup Global Markets Inc.                                       9.75%
                                      House Account
                                      Owings Mills, MD

Janus Global Research Fund            Janus Capital Group Inc.                                           49.70%*
  Class C Shares                      Denver, CO

                                      American Enterprise Investment Services                             7.07%
                                      FBO 385510811
                                      Minneapolis, MN

                                      American Enterprise Investment Services                             5.75%
                                      FBO 385717901
                                      Minneapolis, MN

                                      Citigroup Global Markets Inc.                                       5.54%
                                      House Account
                                      Owings Mills, MD

Janus Growth and Income Fund          Citigroup Global Markets Inc.                                      30.22%
  Class C Shares                      House Account
                                      Owings Mills, MD

                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          18.75%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Charlie Prisendorf                                                  6.14%
                                      FBO Ever Ready Oil Co Inc.
                                      401K Profit Sharing Plan & Trust
                                      Hackensack, NJ

Janus High-Yield Fund                 Citigroup Global Markets Inc.                                      23.41%
  Class C Shares                      House Account
                                      Owings Mills, MD

                                      Merrill Lynch Pierce Fenner & Smith, Inc.                           9.40%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Pershing LLC                                                        8.00%
                                      Jersey City, NJ

Janus Orion Fund                      Merrill Lynch Pierce Fenner & Smith, Inc.                          33.83%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Citigroup Global Markets Inc.                                      15.35%
                                      House Account
                                      Owings Mills, MD

                                      Pershing LLC                                                        6.87%
                                      Jersey City, NJ





* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

                                      Morgan Stanley & Co                                                 5.41%
                                      Jersey City, NJ

Janus Overseas Fund                   Merrill Lynch Pierce Fenner & Smith, Inc.                          32.27%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Citigroup Global Markets Inc.                                      27.36%
                                      House Account
                                      Owings Mills, MD

Janus Research Core Fund              Citigroup Global Markets Inc.                                      58.57%
  Class C Shares                      House Account
                                      Owings Mills, MD

                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          14.91%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

Janus Triton Fund                     Merrill Lynch Pierce Fenner & Smith, Inc.                          38.36%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Janus Capital Management LLC                                        7.55%*
                                      Denver, CO

                                      GPC Securities Inc.                                                 5.38%
                                      Agent for Reliance Trust Company
                                      FBO Prime Environmental INC 401K Plan
                                      Atlanta, GA

Janus Worldwide Fund                  Citigroup Global Markets Inc.                                      36.09%
  Class C Shares                      House Account
                                      Owings Mills, MD

                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          12.13%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Wells Fargo Investments LLC                                         7.95%
                                      A/C 7054-9514
                                      Minneapolis, MN

                                      UBS Financial Services Inc.                                         5.53%
                                      FBO Alan P Hale
                                      ACF Eric A Hale U/TX/UTMA
                                      Colorado Springs, CO

                                      UBS Financial Services Inc.                                         5.53%
                                      FBO Alan P Hale
                                      ACF Kathleen M Hale U/TX/UTMA
                                      Colorado Springs, CO

Perkins Mid Cap Value Fund            Merrill Lynch Pierce Fenner & Smith, Inc.                          35.90%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Citigroup Global Markets Inc.                                       7.95%
                                      House Account
                                      Owings Mills, MD

Perkins Small Cap Value Fund          Merrill Lynch Pierce Fenner & Smith, Inc.                          30.20%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

                                      Capital Bank & Trust Company Ttee                                  15.36%
                                      FBO United Consulting Ltd 401K Plan
                                      Greenwood Vlg, CO

INTECH Risk-Managed Core Fund         Charles Schwab & Co. Inc.                                          14.20%
  Class I Shares                      Exclusive Benefit Of Our Customers
                                      San Francisco, CA

                                      The Fletcher Jones Foundation                                       9.87%
                                      Los Angeles, CA

                                      Minnesota Life Insurance Company                                    9.49%
                                      Saint Paul, MN





* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

                                      Chembaco                                                            6.93%
                                      C/O Chemical Bank & Trust
                                      Midland, MI

                                      Northern Trust As Custodian                                         6.71%
                                      FBO The Libra Foundation - Acct 26-20655
                                      Chicago, IL

                                      Keybank NA                                                          5.37%
                                      FBO The Abington FDN Mutual Fund
                                      Cleveland, OH

                                      Northwest Health Foundation                                         5.32%
                                      Portland, OR

                                      NFS LLC                                                             5.02%
                                      FEBO Bankers Trustco
                                      Des Moines, IA

Janus Balanced Fund                   Charles Schwab & Co. Inc.                                          42.39%
  Class I Shares                      Exclusive Benefit Of Our Customers
                                      San Francisco, CA
                                      Citigroup Global Markets Inc.                                      19.53%
                                      A/C 00109801250
                                      New York, NY

                                      Patterson & Co                                                     13.06%
                                      FBO Allegiant
                                      For Various Retirement Plans
                                      9888888770 NC 1076
                                      Charlotte, NC

Janus Contrarian Fund                 Janus Smart Portfolio - Growth                                     24.57%
  Class I Shares                      Contrarian Omnibus Acct
                                      Denver, CO

                                      Prudential Investment Management Service                           21.64%
                                      FBO Mutual Fund Clients/Pruchoice
                                      Newark, NJ

                                      Janus Smart Portfolio - Conservative                               18.98%
                                      Contrarian Omnibus Acct
                                      Denver, CO

                                      Citigroup Global Markets Inc.                                      10.69%
                                      A/C 00109801250
                                      New York, NY

Janus Enterprise Fund                 NFS LLC                                                            15.03%
  Class I Shares                      FEBO Bank of America NA Trustee
                                      FBO Our Clients
                                      Omnibus Cash
                                      Dallas, TX

                                      Cardinal Bank                                                       9.28%
                                      FBO Its Clients
                                      McLean, VA

Janus Flexible Bond Fund              Janus Smart Portfolio - Conservative                               32.98%
  Class I Shares                      Flexible Bond Omnibus Acct
                                      Denver, CO

                                      Janus Smart Portfolio - Moderate                                   29.71%
                                      Flexible Bond Omnibus Acct
                                      Denver, CO

                                      Janus Smart Portfolio - Growth                                     19.15%
                                      Flexible Bond Omnibus Acct
                                      Denver, CO

                                      Citigroup Global Markets Inc.                                      12.75%
                                      A/C 00109801250
                                      New York, NY

Janus Fund                            Janus Smart Portfolio - Growth                                     53.34%
  Class I Shares                      Janus Fund Omnibus Acct
                                      Denver, CO

                                      Janus Smart Portfolio - Moderate                                   42.32%
                                      Janus Fund Omnibus Acct
                                      Denver, CO

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

Janus Global Research Fund            Citigroup Global Markets Inc.                                      20.27%
  Class I Shares                      A/C 00109801250
                                      New York, NY

                                      Janus Capital Group Inc.                                           12.34%*
                                      Denver, CO

                                      NFS LLC                                                             8.71%
                                      FEBO Frank T Corker
                                      Diane B Corker
                                      Hahira, GA

Janus Growth and Income Fund          Citigroup Global Markets Inc.                                      62.26%
  Class I Shares                      A/C 00109801250
                                      New York, NY

                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          24.46%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
Janus High-Yield Fund                 Citigroup Global Markets Inc.                                      49.46%
  Class I Shares                      A/C 00109801250
                                      New York, NY

Janus Orion Fund                      Citigroup Global Markets Inc.                                      21.43%
  Class I Shares                      A/C 00109801250
                                      New York, NY

                                      Janus MPC Fund                                                     18.24%
                                      Orion Fund Omnibus Acct
                                      Denver, CO

                                      Wells Fargo Investments LLC                                        13.48%
                                      A/C 4152-7022
                                      Minneapolis, MN

                                      LPL Financial                                                       5.85%
                                      A/C 2614-7959
                                      San Diego, CA

                                      Charles Schwab & Co. Inc.                                           5.34%
                                      Exclusive Benefit Of Our Customers
                                      San Francisco, CA

Janus Overseas Fund                   Minnesota Life Insurance Company                                   28.93%
  Class I Shares                      Saint Paul, MN

                                      Charles Schwab & Co. Inc.                                          14.22%
                                      Exclusive Benefit Of Our Customers
                                      San Francisco, CA

                                      NFS LLC                                                            14.06%
                                      FEBO Transamerica Life Insurance Company
                                      Los Angeles, CA

                                      NFS LLC                                                             9.66%
                                      FEBO FIIOC
                                      As Agent for Qualified Employee Benefit Plans 401K
                                      FINOPS-IC Funds
                                      Covington, KY

                                      T Rowe Price Retirement Plan Services INC                           5.04%
                                      FBO State of Illinois
                                      Owings Mills, MD

Janus Research Core Fund              Citigroup Global Markets Inc.                                      52.24%
  Class I Shares                      A/C 00109801250
                                      New York, NY

                                      Janus MPC Fund                                                     18.73%
                                      Fundamental Equity Omnibus Acct
                                      Denver, CO

                                      Counsel Trust                                                      10.72%
                                      FBO Durand Chevrolet Inc. 401K Trust
                                      York, PA

                                      RBC Capital Markets Corp                                            9.15%
                                      FBO Reliance Trust TTEE
                                      FBO George Raymond Payne III
                                      Virginia Beach, VA





* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

Janus Triton Fund                     Janus MPC Fund                                                     15.10%
  Class I Shares                      Small-Mid Growth Fund Omnibus Acct
                                      Denver, CO

                                      RBC Capital Markets Corp                                            7.14%
                                      FBO Michael J Flanders
                                      Individual Retirement Account
                                      Arlington Heights, IL

Janus Worldwide Fund                  NFS LLC                                                            99.39%
  Class I Shares                      FEBO Qualified Employee Benefit Plans
                                      401K Finops-IC Funds
                                      Covington, KY

Perkins Mid Cap Value Fund            NFS LLC                                                            24.98%
  Class I Shares                      FEBO FIIOC
                                      As Agent for Qualified Employee Benefit Plans 401K
                                      FINOPS-IC Funds
                                      Covington, KY

                                      Wachovia Bank N A                                                  17.95%
                                      Omnibus Cash/Cash
                                      A/C 9999999980 NC-1151
                                      Charlotte, NC

                                      Edward D Jones & Co                                                 8.30%
                                      Maryland Heights, MO

                                      Prudential Investment Management Service                            6.95%
                                      FBO Mutual Fund Clients/Pruchoice
                                      Newark, NJ

                                      JP Morgan Chase As Trustee                                          5.45%
                                      FBO Cadence Design Systems Inc.
                                      401K Plan
                                      Kansas City, MO

Perkins Small Cap Value Fund          Janus Smart Portfolio - Moderate                                   38.51%
  Class I Shares                      Small Cap Value Fund Omnibus Acct
                                      Denver, CO

                                      Janus Smart Portfolio - Growth                                     30.34%
                                      Small Cap Value Fund Omnibus Acct
                                      Denver, CO

                                      SunTrust Bank                                                      23.82%
                                      FBO Vitas Healthcare Corp 401K
                                      Greenwood Vlg, CO

Janus Balanced Fund                   Merrill Lynch                                                      24.15%
  Class R Shares                      Jacksonville, FL

                                      JP Morgan Chase Bank as Trustee                                    11.67%
                                      FBO ADP Access 401K Program
                                      New York, NY

                                      EMJAY Corporation Custodian                                         5.24%
                                      FBO Plans Of RPSA Customers
                                      Greenwood Village, CO

Janus Contrarian Fund                 EMJAYCO                                                            14.18%
  Class R Shares                      FBO Reinders Inc. 401K
                                      A/C 351898
                                      Greenwood Vlg, CO

                                      Orchard Trust Company Trustee                                       8.34%
                                      FBO Employee Benefits Clients
                                      Greenwood Vlg, CO

                                      GPC As Agent for Reliance Trust Company                             8.02%
                                      FBO Security Packaging INC 401K PS Plan
                                      Atlanta, GA

                                      GPC As Agent for Reliance Trust Company                             6.80%
                                      FBO Macomb Internal Medicine PC
                                      Atlanta, GA

                                      GPC As Agent for Reliance Trust Company                             6.39%
                                      FBO Schmald Tool & Die Inc. 401K PSP
                                      Atlanta, GA

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

                                      GPC As Agent for Reliance Trust Company                             6.39%
                                      FBO Springdale Family Dental 401K Plan
                                      Atlanta, GA

Janus Enterprise Fund                 Hartford Life Insurance Co.                                        25.50%
  Class R Shares                      Separate Account DC IV
                                      Hartford, CT

                                      Merrill Lynch                                                      15.83%
                                      Jacksonville, FL

Janus Flexible Bond Fund              Merrill Lynch                                                      38.26%
  Class R Shares                      Jacksonville, FL
                                      Janus Capital Management LLC                                       12.11%*
                                      Denver, CO
                                      Frontier Trust Co.                                                  9.52%
                                      FBO Marlen MFG 401K Profit Sharing Plan
                                      Fargo, ND

                                      Counsel Trust DBA MATC                                              8.72%
                                      FBO Community Bank of Trenton
                                      Employees' Profit Sharing Plan
                                      Pittsburgh, PA

                                      Frontier Trust Co.                                                  7.54%
                                      FBO Salem Giant Eagle 401K Profit Sharing Plan
                                      Fargo, ND

                                      Counsel Trust DBA MATC                                              7.21%
                                      FBO Intermarine LLC 401K
                                      Profit Sharing Plan and Trust
                                      Pittsburgh, PA

                                      Capital Bank & Trust Company                                        5.68%
                                      George Shaeffer Construction Co
                                      Profit Sharing 401(k) Plan
                                      Greenwood Vlg, CO

                                      RolloverSystems Inc.                                                5.13%
                                      Charlotte, NC

Janus Fund                            Merrill Lynch                                                      33.38%
  Class R Shares                      Jacksonville, FL

                                      GPC As Agent for Reliance Trust Company                            18.43%
                                      FBO Suburban Gastroenterology 401K Plan
                                      Atlanta, GA

                                      DWS Trust Co TTEE                                                  17.63%
                                      FBO Macrolink Inc. 401K
                                      Profit Sharing Plan
                                      Salem, NH

                                      MG Trust Company Custodian                                         16.06%
                                      FBO OPKO Helath Inc. 401K Plan
                                      Denver, CO

                                      Jonathan Perin                                                      7.95%
                                      FBO San Diego Travel Group Inc. 401K
                                      Profit Sharing Plan & Trust
                                      San Diego, CA

Janus Growth and Income Fund          American United Life Insurance Co.                                 24.69%
  Class R Shares                      AUL American Unit Trust
                                      Indianapolis, IN

                                      American United Life Insurance Co.                                 20.90%
                                      AUL American Group Retirement Annuity
                                      Indianapolis, IN

                                      GPC As Agent for Reliance Trust Company                            13.73%
                                      FBO Rasmussen College 401K Plan
                                      Atlanta, GA

                                      MG Trust Company Custodian                                          9.05%
                                      FBO Human Management Services INC 401
                                      Denver, CO





* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

Janus High-Yield Fund                 Janus Capital Management LLC                                       84.98%*
  Class R Shares                      Denver, CO

                                      Counsel Trust DBA MATC                                              9.45%
                                      FBO Engineering Surveys and Services 401K Plan
                                      Pittsburgh, PA

Janus Orion Fund                      Counsel Trust DBA Mid Atlantic Trust Company                       20.57%
  Class R Shares                      FBO Centro Inc. 401K PSP & Trust
                                      Pittsburgh, PA

                                      Capital Bank & Trust Company Trustee                               18.21%
                                      FBO City Financial Corp. 401(K) & PSP
                                      C/O Planpremier/Fascore LLC
                                      Greenwood Vlg, CO
                                      Mercer Trust Company TTEE                                           8.78%
                                      FBO NY Hotel Trades Council & Hotel
                                      Assoc of NYC Health Ctr Inc EE
                                      Norwood, MA

                                      Capital Bank & Trust Company TTEE                                   6.74%
                                      CQM INC 401K Savings Plan
                                      Greenwood Vlg, CO

                                      Capital Bank & Trust Company TTEE                                   6.49%
                                      Mitographers Inc. & Alphagraphics 45
                                      Greenwood Vlg, CO

                                      Frontier Trust Co.                                                  6.00%
                                      FBO Secure Benefits Systems Corp 401K
                                      Fargo, ND

Janus Overseas Fund                   Hartford Life Insurance Co                                         40.11%
  Class R Shares                      Separate Account DC IV
                                      Hartford, CT

                                      Merrill Lynch                                                      30.78%
                                      Jacksonville, FL

Janus Research Core Fund              ADP INC As Agent for Various Custodians/Trustees                   58.05%
  Class R Shares                      Flex Product 401K
                                      Kansas City, MO

                                      DWS Trust Co TTEE                                                  30.90%
                                      Seattle Metropolitan Credit Union 401K Plan
                                      Salem, NH

Janus Triton Fund                     Janus Capital Management LLC                                       25.43%*
  Class R Shares                      Denver, CO

                                      MG Trust Company Cust                                              13.17%
                                      FBO R L Midgett Inc 401K Plan
                                      Denver, CO

                                      MG Trust Company Cust                                              10.12%
                                      FBO Walker Printing Company Inc.
                                      Denver, CO

                                      NFS LLC                                                             7.82%
                                      FEBO Nyph Executive Option Plan
                                      National Trust Mgmt. Svcs. Trustee
                                      Nyph LTI 2001 -158261286
                                      Warrenton, VA

                                      NFS LLC                                                             7.22%
                                      FEBO FMT Co
                                      Cust IRA Rollover
                                      FBO Robert Clotworthy
                                      Metairie, LA

                                      GPC As Agent for Reliance Trust Company                             6.80%
                                      FBO Johl & Co. PSP
                                      Atlanta, GA

Janus Worldwide Fund                  Capital Bank & Trust Co. Trustee                                   36.07%
  Class R Shares                      FBO Alcan Rolled Products-Ravenswood
                                      LLC Savings Plan For USW Represented
                                      Employees C/O Planpremier / Fascorp
                                      Greenwood Vlg, CO





* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

                                      MG Trust Company Cust                                              13.25%
                                      FBO Meyer Engineers LTD
                                      Denver, CO

                                      NFS LLC                                                            12.68%
                                      FEBO Prudential Bank & Trust FSB Rollover IRA
                                      FBO Janice L Smith
                                      Scotts, MI

                                      MG Trust Company Cust                                              11.08%
                                      FBO Midship Marine INC
                                      Denver, CO
                                      Frontier Trust Co. As Trustee                                       9.27%
                                      FBO Glacier Interactive Solutions Inc 401K
                                      Fargo, ND

                                      GPC Securities Inc as Agent for Reliance Trust Company              9.03%
                                      FBO Alpha Solutions Corporation EE Plan
                                      Atlanta, GA

                                      NFS LLC                                                             6.50%
                                      FEBO Prudential Bank & Trust FSB Rollover IRA
                                      FBO Dale F Smith
                                      Scotts, MI

Perkins Mid Cap Value Fund            Merrill Lynch                                                      19.19%
  Class R Shares                      Jacksonville, FL

                                      EMJAY Corporation                                                  10.82%
                                      FBO Plans of RPSA Customers
                                      Greenwood Vlg, CO

Perkins Small Cap Value Fund          Merrill Lynch                                                      25.84%
  Class R Shares                      Jacksonville, FL

                                      Frontier Trust Company                                              8.89%
                                      FBO Charleston Place Associates Retirement
                                      Fargo, ND

                                      EMJAY Corporation Custodian                                         8.05%
                                      FBO Plans Of RPSA Customers
                                      Greenwood Village, CO

                                      Fifth Third Bank Trustee                                            6.89%
                                      FBO Various Fascorp Recordkept Plans
                                      Greenwood Vlg, CO

                                      NFS LLC                                                             6.11%
                                      FEBO Richard Trester
                                      Susan Trester TTEE
                                      Trester Hoist & Eqp PSP
                                      Menomonee Falls, WI

                                      MG Trust Company                                                    5.23%
                                      Agent For Frontier Trust Company As Trustee
                                      Fehr Bros Industries Inc. 401K PS
                                      Fargo, ND

                                      GPC Securities Inc as Agent for Reliance Trust Company              5.15%
                                      FBO The Chicago School 403B
                                      Atlanta, GA

INTECH Risk-Managed Core Fund         Prudential Investment Mgmt Service                                 30.01%
  Class S Shares                      FBO Mutual Fund Clients
                                      Newark, NJ

                                      Nationwide Trust Company FSB                                       29.39%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH

                                      LPL Financial                                                       5.90%
                                      A/C 1574-3445
                                      San Diego, CA

Janus Balanced Fund                   National Financial Services LLC Trustee                            11.85%
  Class S Shares                      For Exclusive Benefit Of Our Customers
                                      New York, NY

                                      Nationwide Trust Company FSB                                        8.27%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

                                      Nationwide Insurance Company - QPVA                                 7.59%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH

Janus Contrarian Fund                 Wachovia Bank                                                      11.57%
  Class S Shares                      FBO Various Retirement Plans
                                      A/C 9888888836 NC 1076
                                      Charlotte, NC

                                      Pershing LLC                                                        6.09%
                                      Jersey City, NJ
                                      National Financial Services LLC Trustee                             6.04%
                                      For Exclusive Benefit Of Our Customers
                                      New York, NY

                                      FIIOC FBO MGP Ingredients Non Union                                 5.12%
                                      401(k) & Profit Sharing Plan
                                      Covington, KY

Janus Enterprise Fund                 National Financial Services LLC Trustee                            15.70%
  Class S Shares                      For Exclusive Benefit Of Our Customers
                                      New York, NY

                                      Benefit Trust CO                                                    9.86%
                                      FBO PHH Investments LLC
                                      Overland Park, KS

                                      Nationwide Trust Company FSB                                        8.65%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH

                                      Charles Schwab & Co. Inc.                                           5.96%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

Janus Flexible Bond Fund              Hartford Life Insurance Co.                                        13.69%
  Class S Shares                      Separate Account DC IV
                                      Hartford, CT

                                      National Financial Services LLC Trustee                            12.33%
                                      For Exclusive Benefit Of Our Customers
                                      New York, NY

                                      Saxon & Co                                                         12.25%
                                      FBO 91 Vested Interest Ombibus Asset
                                      Philadelphia, PA

                                      Prudential Investment Mgmt Service                                 12.05%
                                      FBO Mutual Fund Clients
                                      Newark, NJ

Janus Fund                            Citigroup Global Markets Inc.                                      15.86%
  Class S Shares                      A/C 00109801250
                                      New York, NY

                                      Prudential Retirement-Alliance                                     13.49%
                                      Separate Acct Investment Products & Advisory Svs.
                                      Hartford, CT

                                      Saxon & Co                                                         12.54%
                                      FBO 91 Vested Interest Ombibus Asset
                                      Philadelphia, PA

                                      Ohio National Life Insurance Co.                                    7.77%
                                      FBO Its Separate Accounts
                                      Cincinnati, OH

                                      Charles Schwab & Co. Inc.                                           6.51%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      DCGT As TTEE and/or Cust                                            5.24%
                                      FBO Various Qualified Plans
                                      Des Moines, IA

                                      Nationwide Trust Company FSB                                        5.06%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

Janus Global Research Fund            Janus Capital Group Inc.                                             100%*
  Class S Shares                      Denver, CO

Janus Growth and Income Fund          Saxon & Co                                                         22.25%
  Class S Shares                      FBO 91 Vested Interest Ombibus Asset
                                      Philadelphia, PA

                                      Nationwide Trust Company FSB                                       17.31%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH
                                      Charles Schwab & Co. Inc.                                          10.77%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

                                      Prudential Investment Mgmt Service                                  7.18%
                                      FBO Mutual Fund Clients
                                      Newark, NJ

Janus High-Yield Fund                 Janus Capital Management LLC                                       32.30%*
  Class S Shares                      Denver, CO

                                      DWS Trust Co TTEE                                                  10.62%
                                      FBO Iridium Satellite 401K Plan
                                      Salem, NH

                                      National Financial Services LLC Trustee                             5.81%
                                      For Exclusive Benefit Of Our Customers
                                      New York, NY

Janus Orion Fund                      National Financial Services LLC Trustee                            56.51%
  Class S Shares                      For Exclusive Benefit Of Our Customers
                                      New York, NY

                                      Capital Bank & Trust Company TTEE                                  37.53%
                                      FBO Cherokee Pharmaceuticals LLC 401K PS Plan
                                      Greenwood Vlg, CO

Janus Overseas Fund                   National Financial Services LLC Trustee                            13.67%
  Class S Shares                      For Exclusive Benefit Of Our Customers
                                      New York, NY

                                      State Street Bank & Trust                                          13.51%
                                      FBO ADP Daily Valuation B 401K Product
                                      North Quincy, MA

                                      Hartford Life Insurance Co.                                        12.35%
                                      Separate Account DC IV
                                      Hartford, CT

                                      Nationwide Trust Company FSB                                        7.10%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH

Janus Research Core Fund              SunTrust Bank                                                      16.19%
  Class S Shares                      FBO Retirement Savings Plan for Seaboard Corp
                                      Greenwood Vlg, CO

                                      Nationwide Trust Company FSB                                       14.58%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH

                                      National Financial Services LLC Trustee                             8.63%
                                      For Exclusive Benefit Of Our Customers
                                      New York, NY

                                      Saxon & Co                                                          5.57%
                                      FBO 91 Vested Interest Ombibus Asset
                                      Philadelphia, PA

Janus Triton Fund                     Janus Capital Management LLC                                       58.98%*
  Class S Shares                      Denver, CO

                                      Wells Fargo Investments LLC                                        10.74%
                                      A/C 3600-8812
                                      Minneapolis, MN





* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

                                      LPL Financial                                                      10.36%
                                      A/C 6796-7649
                                      San Diego, CA

                                      LPL Financial                                                       7.83%
                                      A/C 4363-9006
                                      San Diego, CA

                                      MG Trust Company Custodian                                          5.53%
                                      FBO Nimsoft Inc. 401K Plan
                                      Denver, CO

Janus Worldwide Fund                  Nationwide Trust Company FSB                                       16.64%
  Class S Shares                      C/O IPO Portfolio Accounting
                                      Columbus, OH
                                      Guardian Insurance & Annuity Company Inc.                          11.99%
                                      Separate Account L
                                      Bethlehem, PA

                                      Prudential Retirement-Alliance                                     10.26%
                                      Separate Acct Investment Products & Advisory Svs.
                                      Hartford, CT

                                      Ohio National Life Insurance Co.                                    9.61%
                                      FBO Its Separate Accounts
                                      Cincinnati, OH

                                      Nationwide Insurance Company - QPVA                                 6.40%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH

                                      National Financial Services LLC Trustee                             5.70%
                                      For Exclusive Benefit Of Our Customers
                                      New York, NY

Perkins Mid Cap Value Fund            Massachusetts Mutual Life Insurance Company                         8.00%
  Class S Shares                      Springfield, MA

                                      Wachovia Bank                                                       7.98%
                                      FBO Various Retirement Plans
                                      A/C 9888888836 NC 1076
                                      Charlotte, NC

                                      Nationwide Trust Company FSB                                        6.97%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH

Perkins Small Cap Value Fund          Janus Adviser Forty Fund                                           21.84%
  Class S Shares                      Denver, CO

                                      Janus Twenty Fund                                                  19.30%
                                      Denver, CO

                                      Wachovia Bank                                                      13.24%
                                      FBO Various Retirement Plans
                                      A/C 9888888836 NC 1151
                                      Charlotte, NC

                                      American United Life Insurance Corp                                12.64%
                                      Group Retirement Annuity
                                      Indianapolis, IN

                                      Janus Overseas Fund                                                12.56%
                                      Denver, CO

                                      Janus Fund                                                          9.59%
                                      Denver, CO

                                      PWMCO, LLC                                                          9.19%
                                      FBO 101081
                                      Chicago, IL

                                      Janus Adviser International Growth Fund                             7.97%
                                      Denver, CO

                                      State Street Bank & Trust Co Cust                                   5.75%
                                      FBO Citistreet Core Market
                                      North Quincy, MA

                                      Nationwide Trust Company FSB                                        5.06%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------



  Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers thirty-eight series of shares, known as "Funds." Two Funds consist of seven classes of shares (Class A, Class C, Class I, Class L, Class R, Class S, and Class T Shares); three Funds consist of six classes of shares (Class A, Class C, Class I, Class R, Class S, and Class T Shares); seven Funds consist of five classes of shares (Class A, Class C, Class I, Class S, and Class T Shares); twelve Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares); ten Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares); and four Funds consist of one class of shares (Class J Shares). Additional series and/or classes may be created from time to time.



  Prior to the reorganizations, the Funds had a fiscal year end of October 31. As soon as reasonably practicable following the reorganizations, each Fund will change its fiscal year end to either June 30 or September 30.


  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

  Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.


  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, such as the 1940 Act, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.


SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders' rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

  As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all Funds and classes vote together as a single group, except where a separate vote of one or more Funds or classes is required by law or where the interests of one or more Funds or classes are affected differently from other Funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

  The Trust may in the future seek to achieve a Fund's objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds' annual financial statements and compiles their tax returns.


REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORTS (AUDITED)



  The following audited financial statements for the period ended October 31, 2008 are hereby incorporated into this SAI by reference to the Annual Reports dated October 31, 2008.


  Schedules of Investments as of October 31, 2008

  Statements of Operations for the period ended October 31, 2008

  Statements of Assets and Liabilities as of October 31, 2008

  Statements of Changes in Net Assets for each of the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  Report of Independent Registered Public Accounting Firm


DOCUMENTS INCORPORATED BY REFERENCE TO THE SEMIANNUAL REPORTS (UNAUDITED)



  The following unaudited financial statements for the period ended April 30, 2009 are hereby incorporated into this SAI by reference to the Semiannual Reports dated April 30, 2009.



  Schedules of Investments as of April 30, 2009



  Statements of Operations for the period ended April 30, 2009



  Statements of Assets and Liabilities as of April 30, 2009



  Statements of Changes in Net Assets for each of the periods indicated



  Financial Highlights for each of the periods indicated



  Notes to Financial Statements



  The portions of the Annual and Semiannual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------


EXPLANATION OF RATING CATEGORIES

  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analyses and do not rely solely on the ratings assigned by credit agencies.


STANDARD & POOR'S
RATINGS SERVICE


  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.

  AA.......................  High quality; very strong capacity to pay principal and interest.

  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade

  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial
                             commitment on the obligation.

  B........................  More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the
                             obligation; adverse business, financial, or economic
                             conditions will likely impair the obligor's capacity or
                             willingness to meet its financial commitment on the
                             obligation.

  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the
                             obligation.

  CC.......................  Currently highly vulnerable to nonpayment.

  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but
                             payments on the obligation are being continued.

  D........................  In default.

FITCH, INC.


  LONG-TERM BOND RATING      EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of
                             financial commitments.

  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A........................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments.
                             May be more vulnerable to changes in circumstances or in
                             economic conditions than is the case for higher ratings.

  BBB......................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is
                             considered adequate, but adverse changes in circumstances
                             and economic conditions are more likely to impair this
                             capacity than is the case for higher ratings.

  Non-Investment Grade

  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC......................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC.......................  May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D........................  In default.




FITCH, INC.


  SHORT-TERM BOND RATING     EXPLANATION
  ----------------------------------------------------------------------------------------------
  F-1+.....................  Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  F-1......................  Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

  F-2......................  Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.



MOODY'S INVESTORS
SERVICE, INC.


  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  Aaa......................  Highest quality, smallest degree of investment risk.

  Aa.......................  High quality; together with Aaa bonds, they compose the high-grade bond group.

  A........................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade

  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.




  Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

                                  (JANUS LOGO)


                                               janus.com/info


                                               151 Detroit Street
                                               Denver, Colorado 80206-4805
                                               1-877-335-2687

                                 July 2, 2009



                                 Janus Modular Portfolio Construction(R) Fund








                              JANUS INVESTMENT FUND
                                 CLASS A SHARES
                                 CLASS C SHARES
                                 CLASS I SHARES
                                 CLASS S SHARES
                                 CLASS T SHARES

                       Statement of Additional Information



    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class I Shares, Class S Shares, and Class T Shares (collectively, the "Shares") of the Fund listed above, which is a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). This series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of the Fund. In addition, subadvisers are responsible for the day-to-day operations of certain underlying funds.


    On July 6, 2009, as the result of the reorganization of funds of the Janus Adviser Series trust into the Trust, this series assumed the assets and liabilities of the corresponding Janus Adviser Series fund (the "predecessor fund"). For this reason, certain historical information contained in this SAI for periods prior to July 6, 2009 is that of the predecessor fund. In addition, the Semiannual Report, which contains important financial information about the predecessor fund, is incorporated by reference into this SAI and is also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.



    This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectuses dated July 2, 2009, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectuses. The Annual and Semiannual Reports (as they become available), which contain important financial information about the Fund, are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------




Classification, Investment Policies and Restrictions, and Investment
Strategies and Risks..........................................................     2

Investment Adviser............................................................    37

Custodian, Transfer Agent, and Certain Affiliations...........................    43

Portfolio Transactions and Brokerage..........................................    45

Trustees and Officers.........................................................    46

Shares of the Trust...........................................................    53
  Net Asset Value Determination...............................................    53
  Purchases...................................................................    53
  Distribution and Shareholder Servicing Plans................................    55
  Redemptions.................................................................    56

Income Dividends, Capital Gains Distributions, and Tax Status.................    58

Principal Shareholders........................................................    60

Miscellaneous Information.....................................................    62
  Shares of the Trust.........................................................    62
  Shareholder Meetings........................................................    62
  Voting Rights...............................................................    63
  Master/Feeder Option........................................................    63
  Independent Registered Public Accounting Firm...............................    63
  Registration Statement......................................................    63

Financial Statements..........................................................    64

Appendix A....................................................................    65
  Explanation of Rating Categories............................................    65


CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,
AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


JANUS INVESTMENT FUND

  This Statement of Additional Information includes information about Janus Modular Portfolio Construction Fund ("MPC Fund" or the "Fund"), which is a series of the Trust, an open-end, management investment company.

  The Fund's adviser, Janus Capital, intends to operate the Fund as a "fund of funds," meaning that substantially all of the Fund's assets will be invested in other Janus mutual funds it advises (the "underlying funds"), as described in the Fund's Prospectuses. Additional detail about each of the underlying funds is available in their respective prospectuses and SAIs.

CLASSIFICATION

  The Investment Company Act of 1940, as amended ("1940 Act"), classifies mutual funds as either diversified or nondiversified. The Fund is classified as diversified.

SUBADVISERS OF CERTAIN UNDERLYING FUNDS

  UNDERLYING FUNDS SUBADVISED BY INTECH. INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) is the investment subadviser for INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds").


  UNDERLYING FUNDS SUBADVISED BY PERKINS. Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC) is the investment subadviser for Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund.


INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO THE FUND

  The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares if a matter affects just the Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Fund.

  (1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if:
  (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

  The Fund may not:

  (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities) provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation.

  (3) Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

  (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  (5) Lend any security or make any other loan if, as a result, more than one-third of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (7) Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Fund may not issue "senior securities" in contravention of the 1940 Act.

  As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

  The Board of Trustees ("Trustees") has adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:


  (1) The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Fund may engage in short sales other than against the box, which involve selling a security that the Fund borrows and does not own. The Trustees may impose limits on the Fund's investments in short sales, as described in the Fund's prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.


  (2) The Fund does not intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

  (3) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

  (4) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (5) The Fund may not invest in companies for the purpose of exercising control of management.

  Unless otherwise stated, except for the policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in the SAI and prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund or an underlying fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

  For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

  For purposes of the Fund's policies on investing in particular industries, the Fund invests in underlying funds that rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the underlying funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS OF THE FUND AND THE UNDERLYING FUNDS

  This section discusses investment strategies of the Fund. These strategies may also apply to the underlying funds in which MPC Fund may invest. This section also details the risks associated with each investment strategy because each investment vehicle and technique contributes to MPC Fund's overall risk profile.

Diversification

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. An underlying fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than an underlying fund that is classified as "diversified." This gives an underlying fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the underlying fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of an underlying fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable underlying fund which is classified as diversified. This fluctuation, if significant, may affect the performance of an underlying fund.

Cash Position

  As discussed in the Fund's Prospectuses and the underlying funds' prospectuses, the Fund's or an underlying fund's cash position may temporarily increase under various circumstances. Securities that the Fund or the underlying funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. The Fund or underlying fund may also invest in money market funds, including funds managed by Janus Capital. (Refer to "Investment Company Securities.")

  The underlying Risk-Managed Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These underlying funds may use exchange-traded funds as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These underlying funds may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the underlying funds' otherwise applicable percentage limits, policies, or their normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.

Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, the Fund or an underlying fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund or an underlying fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund or an underlying fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund and the underlying funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.




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

  Reverse repurchase agreements are transactions in which the Fund or an underlying fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund or an underlying fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.

  Generally, a reverse repurchase agreement enables the Fund or an underlying fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund or the underlying fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund or the underlying fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's or the underlying fund's portfolio, although the Fund's or the underlying fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, the Fund or the underlying fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund or the underlying fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.

INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING FUNDS

  MPC Fund is a "fund of funds" that invests primarily in underlying funds and normally does not directly invest in the securities or use the investment techniques described in this section. MPC Fund may, to a limited extent, invest in other securities. This section discusses investment strategies of the underlying funds in which MPC Fund may invest. This section also details the risks associated with each investment strategy, because each investment vehicle and technique contributes to MPC Fund's overall risk profile.

Illiquid Investments

  Each underlying fund (except money market funds) may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). Money market funds may only invest up to 10% of their net assets in illiquid securities. The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the underlying funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
  (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Investments in Rule 144A Securities could have the effect of increasing the level of a fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the underlying funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the "1933 Act").

  If illiquid securities exceed 15% of an underlying fund's net assets after the time of purchase, the underlying fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the underlying fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of an underlying fund to decline.

  Each underlying fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each underlying fund may make an initial investment of up to 0.5% of its total assets in any one venture capital company. An underlying fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

  Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The underlying funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the underlying funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the underlying funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in an underlying fund's NAV.

Securities Lending

  Under procedures adopted by its Trustees, an underlying fund may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The underlying fund does not have the right to vote on securities while they are being lent; however, it may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in non-affiliated money market funds or other accounts.

Foreign Securities


  Within the parameters of its specific investment policies, each underlying fund, including each Risk-Managed Fund to the extent that foreign securities may be included in its respective benchmark index, may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because an underlying fund's performance may depend on factors other than the performance of a particular company. These factors include:


  CURRENCY RISK. As long as an underlying fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When an underlying fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of an underlying fund's assets from that country.

  REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder an underlying fund's ability to buy and sell emerging market securities in a timely manner, affecting the underlying fund's investment strategies and potentially affecting the value of the underlying fund.

  TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


  EMERGING MARKETS. Within the parameters of their specific investment policies, the underlying funds, particularly Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus International Forty Fund, Janus Overseas Fund, and Janus Worldwide Fund, may invest their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index(SM). The underlying Janus Global Real Estate Fund and Janus International Equity Fund will normally limit their investments in emerging market countries to 15% of their net assets. The underlying Janus Contrarian Fund and Janus Long/Short Fund have, at times, invested a significant portion of their assets in emerging markets and may continue to do so. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an underlying fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the underlying funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the underlying funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The underlying funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each underlying fund's investments by country is contained in the underlying funds' shareholder reports and Form N-Q reports, which are filed with the SEC.


Borrowing

  The underlying Janus Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, a fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The underlying fund may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the underlying fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

  The use of borrowing by the underlying Janus Long/Short Fund involves special risk considerations that may not be associated with other underlying funds having similar policies. Because substantially all of the underlying fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the underlying fund's agreement with its lender, the NAV per share of the underlying fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the underlying fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the underlying fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the underlying fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the underlying fund compared with what it would have been without leverage.

Short Sales

  Each underlying fund, with the exception of the Risk-Managed Funds, may engage in "short sales against the box." This technique involves either selling short a security that an underlying fund owns, or selling short a security that the underlying fund has the right to obtain, for delivery at a specified date in the future. An underlying fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. An underlying fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, an underlying fund loses the opportunity to participate in the gain.

  Each underlying fund, with the exception of the Risk-Managed Funds, may also engage in other short sales. An underlying fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security's market purchase price will be less than its borrowing price. In a short sale transaction, an underlying fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, an underlying fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, an underlying fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the underlying fund replaces the borrowed security, and the underlying fund may realize a gain if the security declines in price between those same dates. Although an underlying fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, an underlying fund may also be required to pay a premium, which would increase the cost of the security sold.

  The underlying funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and an underlying fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that an underlying fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


  Until an underlying fund closes its short position or replaces the borrowed security, the underlying fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the underlying fund's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the underlying fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the underlying fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The underlying funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by an underlying fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the underlying fund's borrowing restrictions. This requirement to segregate assets limits an underlying fund's leveraging of its investments and the related risk of losses from leveraging. An underlying fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. An underlying fund's ability to invest in short sales may be limited, as described in the fund's prospectus.


Zero Coupon, Step Coupon, and Pay-In-Kind Securities

  Within the parameters of its specific investment policies, each underlying fund, with the exception of the Risk-Managed Funds, may invest up to 10% (without limit for Janus Flexible Bond Fund and Janus High-Yield Fund) of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any underlying fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

  Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, an underlying fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because an underlying fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that underlying fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. An underlying fund might obtain such cash from selling other portfolio holdings, which may cause that underlying fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which underlying fund expenses could be allocated and to reduce the rate of return for that underlying fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for an underlying fund to sell the securities at the time.

  Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

  The underlying funds, with the exception of the Risk-Managed Funds, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the underlying funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("Ginnie Mae") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. An underlying fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

  The Federal Home Loan Mortgage Corporation ("Freddie Mac") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  The Federal National Mortgage Association ("Fannie Mae") issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  On September 7, 2008, the Federal Housing Finance Agency ("FHFA"), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac's assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA's conservatorship will have on Fannie Mae and Freddie Mac's debt and equities is unclear.

  Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the underlying funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of an underlying fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by an underlying fund might be converted to cash, and the underlying fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit an underlying fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

  The underlying funds' investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

  The underlying funds, with the exception of the Risk-Managed Funds, also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, an underlying fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the underlying funds' prospectuses may apply.

Investment Company Securities

  MPC Fund may invest up to 100% of its total assets in other Janus funds in reliance on Section 12(d)(1)(G) and Rule 12d1-2 of the 1940 Act.

  From time to time, the underlying funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits an underlying fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of an underlying fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by an underlying fund having a value in excess of 10% of the underlying fund's total assets. In addition,
  Section 12(d)(1) prohibits another investment company from selling its shares to an underlying fund if, after the sale: (i) the underlying fund owns more than 3% of the other investment company's voting stock or (ii) the underlying fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The underlying funds may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The underlying funds may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The underlying funds may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the underlying funds invest in money market funds or other funds, the underlying funds will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, as the adviser to the underlying funds and the money market funds or other funds or investment vehicles in which the underlying funds may invest, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the underlying funds and the money market funds and other funds.

  Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the underlying funds, to acquire their securities in excess of the limits of the 1940 Act.

Exchange-Traded Notes

  The Fund may invest directly in exchange-traded notes ("ETNs"), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the funds' total return. The Fund will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund's right to redeem its investment in an ETN, which are meant to be held until maturity. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

Depositary Receipts


  The underlying funds, including the Risk-Managed Funds to the extent that they may be included in their benchmark index, may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The underlying funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may




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  issue them. EDRs and GDRs are structured similarly to the arrangements of
  ADRs. EDRs, in bearer form, are designed for use in European securities markets.

  Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the underlying funds' prospectuses.

U.S. Government Securities


  To the extent permitted by its investment objective and policies, each underlying fund, particularly Janus Balanced Fund, Janus Flexible Bond Fund, and Janus Short-Term Bond Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which an underlying fund may invest include U.S. Treasury securities, including Treasury Inflation Protection Securities (TIPS), and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which an underlying fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the underlying funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.


Municipal Obligations

  The underlying funds, with the exception of the Risk-Managed Funds, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable an underlying fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

  Other types of income-producing securities that the underlying funds, with the exception of the Risk-Managed Funds, may purchase include, but are not limited to, the following types of securities:

  INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No underlying fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, an underlying fund could lose money, or its NAV could decline by the use of inverse floaters.

  STANDBY COMMITMENTS. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.




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

  STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security's liquidity.

  The underlying funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

  VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

  In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, an underlying fund could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts ("REITs")

  Within the parameters of their specific investment policies, the underlying funds may invest in REITs. The underlying Janus Global Real Estate Fund may invest a significant amount of its assets in these types of securities. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject an underlying fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of an underlying fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

  Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through an underlying fund, a shareholder will bear not only his or her proportionate share of the expenses of an underlying fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Mortgage Dollar Rolls

  The underlying Janus Flexible Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, Janus Long/Short Fund, and Janus Short-Term Bond Fund may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar roll" transaction, an underlying fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an underlying fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the underlying fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to an underlying fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same

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  agency and be part of the same program; (iii) have a similar original stated
  maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

  An underlying fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by an underlying fund, maintained in a segregated account. To the extent that the underlying fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, an underlying fund foregoes principal and interest paid on the mortgage-backed security. An underlying fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the "drop," as well as the interest earned on the cash proceeds of the initial sale.

  Successful use of mortgage dollar rolls depends on an underlying fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities an underlying fund is required to purchase may decline below the agreed upon repurchase price.

Bank Loans

  The underlying Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund (no more than 20% of an underlying fund's total assets), and Janus Long/Short Fund (no more than 5% of the underlying fund's total assets) may invest in bank loans, which include institutionally traded floating rate securities.

  Bank loans, which include institutionally traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancing, and often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. The underlying funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder's portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk.

  When an underlying fund purchases an assignment, the underlying fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by an underlying fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, an underlying fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. An underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.

  If an underlying fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. An underlying fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. An underlying fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by an underlying fund to receive scheduled interest or principal payments may adversely affect the income of the underlying fund and may likely reduce the value of its assets, which would be reflected by a reduction in the underlying fund's NAV.

  The borrower of a loan in which an underlying fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that an underlying fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in an underlying fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the underlying fund.

  FLOATING RATE LOANS
  Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an "agent") for a lending group or "syndicate" of financial institutions. In most cases, an underlying fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as an underlying fund, and the agent may determine to waive certain covenants contained in the loan agreement that an underlying fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, an underlying fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform credit analysis on the agent or other intermediate participants.


  Floating rate loans have interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks ("Prime Rate") or the rate paid on large certificates of deposit traded in the secondary markets ("CD rate"). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in an underlying fund's net asset value as a result of changes in interest rates. The underlying fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.


  While the underlying funds generally expect to invest in fully funded term loans, certain of the loans in which the underlying funds may invest include revolving loans and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower's discretion. As such, an underlying fund would need to maintain amounts sufficient to meet its contractual obligations. In cases where an underlying fund invests in revolving loans and delayed draw term loans, the underlying fund will maintain high quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to an underlying fund than investments in floating rate loans. Loans involving revolving credit facilities or delayed terms may require an underlying fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, an underlying fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.

  Purchasers of floating rate loans may pay and/or receive certain fees. The underlying funds may receive fees such as covenant waiver fees or prepayment penalty fees. An underlying fund may pay fees such as facility fees. Such fees may affect an underlying fund's return.

  The underlying funds do not intend to purchase floating rate loans through private placements or other transactions that may involve confidential information. Such a policy may place an underlying fund at a disadvantage relative to other investors in floating rate loans who do not follow such a policy, as an underlying fund may be limited in its available investments or unable to make accurate assessments related to certain investments.


  Notwithstanding its intention to generally not receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in an underlying fund's holdings. To the extent required by applicable law, Janus Capital's ability to trade in these loans for the account of an underlying fund could potentially be limited by its possession of such information, which could have an adverse effect on an underlying fund by, for example, preventing the underlying fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.


  The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, an underlying fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

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  OTHER FLOATING RATE SECURITIES
  The underlying funds may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.

High-Yield/High-Risk Bonds


  Within the parameters of its specific investment policies, each underlying fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). The underlying Janus High-Yield Fund may invest without limit in such bonds. Under normal circumstances, each of the underlying funds indicated will limit its investments in such bonds to 35% of its net assets (Janus Balanced Fund, Janus Enterprise Fund, Janus Flexible Bond Fund, Janus Forty Fund, Janus Fund, Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Real Estate Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Growth and Income Fund, Janus International Forty Fund, Janus Long/Short Fund, Janus Orion Fund, Janus Overseas Fund, Janus Research Core Fund, Janus Research Fund, Janus Short-Term Bond Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, and Janus Worldwide Fund) or 20% of its net assets (Janus Contrarian Fund, Janus International Equity Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund). The underlying Risk-Managed Funds do not intend to invest in high-yield/high-risk bonds.


  Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an underlying fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

  Any underlying fund may also invest in unrated bonds of foreign and domestic issuers. For the underlying funds subject to such limit, unrated bonds may be included in each underlying fund's limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. An underlying fund's portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

  An underlying fund may hold defaulted securities if its portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the underlying funds subject to such limit, defaulted securities will be included in each underlying fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' and/or investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

  FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

  DISPOSITION OF PORTFOLIO SECURITIES. Although the underlying funds generally will purchase securities for which the portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The underlying funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the underlying funds' ability to readily dispose of securities to meet redemptions.

  OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the underlying funds.

Futures, Options, and Other Derivative Instruments


  The Fund and underlying funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund and underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.


  The Fund and underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund or an underlying fund invests in a derivative for speculative purposes, the Fund or underlying fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The Fund or an underlying fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

  Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund or the underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

  Credit risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund or underlying fund.

  Currency risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.


  Leverage risk - the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. An underlying fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.


  Liquidity risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

  Index risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund or underlying fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund or underlying fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

  Derivatives may generally be traded over-the-counter ("OTC") or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser's needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

  FUTURES CONTRACTS. The Fund and underlying funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the Fund and the Internal Revenue Code), or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading

  Commission ("CFTC"), and must be executed through a futures commission merchant ("FCM") or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.


  The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Fund's or underlying funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's or underlying fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund or an underlying fund, the Fund or underlying fund may be entitled to return of margin owed to such underlying fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund and underlying funds do business. FCMs may no longer maintain margin assets with the Fund and underlying funds' custodian or subcustodian and are required to hold such accounts directly.


  The Fund and underlying funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Fund and underlying funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund and underlying funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

  Although the Fund or an underlying fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund or underlying fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because the Fund or an underlying fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund or the underlying fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

  The Fund and underlying funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. An underlying fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if a fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. An underlying fund may also use this technique with respect to an individual company's stock. To the extent the underlying fund enters into futures contracts for this purpose, the segregated assets maintained to cover such fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that fund with respect to the futures contracts. Conversely, if a fund holds stocks and seeks to protect itself from a decrease in stock prices, the fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a fund holds an individual company's stock and expects the price of that stock to decline, the fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. An underlying fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

  If an underlying fund, with the exception of the underlying Risk-Managed Funds, owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of the fund's interest rate futures contract would increase, thereby keeping the NAV of the fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, the underlying fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although an underlying fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

  Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Fund or underlying funds. The Fund or underlying fund's performance could be worse than if such fund had not used such instruments. For example, if the Fund or an underlying fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if the Fund or an underlying fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such fund.

  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund or an underlying fund will not match exactly such fund's current or potential investments. The Fund or an underlying fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such fund's investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's or underlying fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's or underlying fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's or underlying fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that fund's other investments.

  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund or an underlying fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund or an underlying fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such fund's access to other assets held to cover its futures positions also could be impaired.

  OPTIONS ON FUTURES CONTRACTS. The Fund or underlying funds may buy and write put and call options on futures contracts. A purchased option on a future gives the Fund or an underlying fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund or an underlying fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.

  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund or underlying fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund or underlying fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that fund is considering buying. If a call or put option the Fund or an underlying fund has written is exercised, such fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund or an underlying fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund or an underlying fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

  The amount of risk the Fund or an underlying fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

  FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Fund and underlying funds, with the exception of the Risk-Managed Funds, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Fund and underlying funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

  The following discussion summarizes the Fund's and underlying funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Fund or an underlying fund may enter into forward currency contracts with stated contract values of up to the value of that fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund or an underlying fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. The Fund or an underlying fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Fund or an underlying fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund or an underlying fund also may enter into a forward currency contract with respect to a currency where the Fund or underlying fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund or an underlying fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

  These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's or an underlying fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's or an underlying fund's currency exposure from one foreign currency to another removes that fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such fund if its portfolio managers' and/or investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund or an underlying fund than if it had not entered into such contracts.

  In general, the Fund and underlying funds cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the Fund or an underlying fund is not able to cover its forward currency positions with underlying portfolio securities, the underlying fund's custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund or an underlying fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such fund's commitments with respect to such contracts. As an alternative to segregating assets, the Fund or an underlying fund may buy call options permitting such fund to buy the amount of foreign currency being hedged by a forward sale contract, or the Fund or an underlying fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's and underlying funds' ability to utilize forward contracts may be restricted. In addition, the Fund or an underlying fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge fund assets.

  OPTIONS ON FOREIGN CURRENCIES. The Fund and underlying funds, with the exception of the Risk-Managed Funds, may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund or an underlying fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund or an underlying fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund or an underlying fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, an underlying fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates.

  The Fund and underlying funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund or an underlying fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that underlying fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and the Fund or underlying fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund or underlying fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  The Fund and underlying funds may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund or an underlying fund is "covered" if that fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund or an underlying fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such fund in cash or other liquid assets in a segregated account with the fund's custodian.

  The Fund and underlying funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund or an underlying fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Fund or underlying fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  EURODOLLAR INSTRUMENTS. The Fund and underlying funds, with the exception of the Risk-Managed Funds, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund or underlying fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

  ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the underlying funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

  Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting the Fund or an underlying fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

  In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's or an underlying fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

  An underlying fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that fund. Such participation may subject the underlying fund to expenses such as legal fees and may make that fund an "insider" of the issuer for purposes of the federal securities laws, which may restrict that fund's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by a fund on such committees also may expose that fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The underlying fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that fund's rights as a creditor or to protect the value of securities held by that fund.


  OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the Fund and underlying funds may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Such investments may be made in an effort to increase current income and to reduce fluctuations in NAV. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put's exercise price; and (ii) for a written call, owning the underlying instrument. The Fund and underlying funds may write and buy options on the same types of securities that the Fund and underlying funds may purchase directly. The Fund and underlying funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option's expiration date. A European-style option is an option contract that can only be exercised on the option's expiration date.



  The Fund or an underlying fund may cover its obligations on a put option by segregating cash or other liquid assets with the fund's custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. The Fund and underlying funds may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by the Fund or underlying fund in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.



  A Fund or an underlying fund may cover its obligations on a call option by segregating cash or other liquid assets with the fund's custodian for a value equal to: (i) the full notional value of the call for physically settled options; or (ii) the in-the-money value of the call for cash settled options. The Fund or underlying fund may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the fund's custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by that fund in cash or other liquid assets in a segregated account with its custodian.



  The Fund or underlying fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.



  The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.


  The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

  The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  In the case of a written call option, effecting a closing transaction will permit the Fund or an underlying fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund or an underlying fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit the Fund or an underlying fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund or an underlying fund desires to sell a particular security from its portfolio on which it has written a call option, such fund will effect a closing transaction prior to or concurrent with the sale of the security.

  The Fund or an underlying fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund or an underlying fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund or an underlying fund.

  An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund or an underlying fund may not be able to effect closing transactions in particular options and that fund would have to exercise the options in order to realize any profit. If the Fund or an underlying fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities;
  (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

  The Fund or an underlying fund may write options in connection with buy-and-write transactions. In other words, the Fund or an underlying fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's or an underlying fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

  The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's or an underlying fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund or underlying fund may elect to close the position or take delivery of the security at the exercise price and that fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price. The Fund or an underlying fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund or underlying fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

  The Fund or an underlying fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that fund.

  The Fund or an underlying fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund or an underlying fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

  OPTIONS ON SECURITIES INDICES. The Fund and underlying funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange ("NYSE") Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

  Options on securities indices are similar to options on securities except that
  (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

  OPTIONS ON NON-U.S. SECURITIES INDICES. The Fund and underlying funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Fund and underlying funds may also purchase and write OTC options on foreign securities indices.

  The Fund and underlying funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Fund and underlying funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.

  Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Fund and underlying funds generally will only purchase or write such an option if Janus Capital or the subadviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund and underlying funds will not purchase such options unless Janus Capital or the subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

  Price movements in the Fund's or an underlying fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. The Fund's or an underlying fund's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

  In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

  YIELD CURVE OPTIONS. The underlying funds may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.


  SWAPS AND SWAP-RELATED PRODUCTS. Certain underlying funds may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. The Fund or an underlying fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund or underlying fund. The Fund and underlying funds will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund or underlying fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's or an underlying fund's obligations over its entitlement with respect to each swap will be calculated on a daily basis, and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund's or underlying fund's custodian. If the Fund or an underlying fund enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

  Swap agreements entail the risk that a party will default on its payment obligations to the Fund or underlying fund. If there is a default by the other party to such a transaction, the Fund or underlying fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that the Fund or underlying fund will not be able to meet its obligation to the counterparty.


  The Fund or an underlying fund normally will not enter into any equity or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital's guidelines may be adjusted in accordance with market conditions. Janus Capital (or the subadviser, if applicable) will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by an NRSRO will meet Janus Capital's guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.


  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund or an underlying fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

  There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by the Fund or an underlying fund. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or an underlying fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that the Fund or an underlying fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, the Fund or underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund or an underlying fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

  Another form of a swap agreement is the credit default swap. An underlying fund may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of such fund) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, an underlying fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the underlying fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the underlying fund would keep the stream of payments and would have no payment obligations. As the seller, the underlying fund would effectively add leverage to its portfolio because, in addition to its total net assets, that fund would be subject to investment exposure on the notional amount of the swap. An underlying fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case that fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the underlying fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

  Credit default swap agreements may involve greater risks than if an underlying fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. An underlying fund will generally incur a greater degree of risk when it sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, the underlying fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the underlying fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the underlying fund.


  The Fund or an underlying fund may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps that are based on an index of credit default swaps ("CDXs") or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.


  A fund investing in CDXs is normally only permitted to take long positions in these instruments. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the fund. By investing in CDXs, a fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.

  STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

  The Fund may invest in commodity-linked or commodity index-linked securities which have principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices, such as the Goldman Sachs Commodities Index. They are sometimes referred to as structured investments because the terms of the instrument may be structured by the issuer of the instrument and the purchaser of the instrument. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index or investment. The Fund's investment in these instruments expose the Fund to the commodities market and the risks associated with commodities underlying the instrument without investing directly in physical commodities. The Fund's indirect exposure to commodities may be limited by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.

  Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a fund's gains or losses. The risk of collateral debt obligations depends largely on the type of collateral security. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.

  Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, the Fund's or an underlying



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  fund's ability to resell such a structured instrument may be more limited than its ability to resell other fund securities. The Fund and underlying funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of a fund's net assets, when combined with all other illiquid investments of such fund.


Investment Strategies and Risks Applicable only to an Affiliated Underlying Money Market Fund



  An affiliated underlying money market fund ("underlying money market fund") may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two NRSROs or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, an underlying money market fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.


  Under Rule 2a-7, an underlying money market fund may not invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases the underlying money market fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

  Pursuant to Rule 2a-7, an underlying money market fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, an underlying money market fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, the underlying money market fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) the greater of 1% of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) 5% of its total assets in second-tier securities.

  The following is a discussion regarding types of securities in which an underlying money market fund may invest. This information supplements and should be read in conjunction with the underlying money market fund's prospectus.

Participation Interests

  An underlying money market fund may purchase participation interests in loans or securities in which the underlying money market fund may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives an underlying money market fund an undivided interest in the underlying loans or securities in the proportion that the underlying money market fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, an underlying money market fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the underlying money market fund's participation interest. An underlying money market fund intends to exercise any demand rights it may have upon default under the terms of the loan or security to provide liquidity or to maintain or improve the quality of the underlying money market fund's investment portfolio. An underlying money market fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

  An underlying money market fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.




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  Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by an underlying money market fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of an underlying money market fund, as well as other money market rates of interest. An underlying money market fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

  An underlying money market fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

  Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

  As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to an underlying money market fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

  In addition to interest rate risk, investments in mortgage-backed securities including those comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Thus, if borrowers are unable to make their payments, the mortgages underlying mortgage-backed securities may have higher default rates.

  An underlying money market fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages, which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. An underlying money market fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of an underlying money market fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

  Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

  Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

  An underlying money market fund may also invest in privately-issued mortgage-backed securities to the extent permitted by its investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac, Fannie Mae, or by pools of conventional mortgages.

  Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, an underlying money market fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon future date. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause an underlying money market fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, an underlying money market fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent an underlying money market fund's collateral focuses in one or more sectors, such as banks and financial services, that underlying money market fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 10% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of an underlying money market fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital's analysis of the creditworthiness of the counterparty will be accurate and the underlying collateral involved in the transaction can expose an underlying money market fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

  Reverse repurchase agreements are transactions in which an underlying money market fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. An underlying money market fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

  Generally, a reverse repurchase agreement enables an underlying money market fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to an underlying money market fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by an underlying money market fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse



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  repurchase agreement transaction. This technique may also have a leveraging effect on an underlying money market fund's portfolio, although an underlying money market fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, an underlying money market fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. An underlying money market fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.

  Structured investment vehicles and other similar vehicles ("structured vehicles") issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. Structured vehicle debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. Structured vehicle portfolios generally consist of finance company debt and structured finance assets. A structured vehicle purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. Structured vehicles typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. Structured vehicles also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and asset-backed securities.

  Because structured vehicles depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the structured vehicles may have to liquidate assets at a loss. Also, with respect to structured vehicles' assets in finance companies, an underlying money market fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the underlying money market fund.

When-Issued and Delayed Delivery Securities

  An underlying money market fund may purchase securities on a when-issued or delayed delivery basis. An underlying money market fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, an underlying money market fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, an underlying money market fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, an underlying money market fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its NAV.

Debt Obligations

  An underlying money market fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the 1933 Act or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, some of these securities, however, are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

  An underlying money market fund may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.




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

Obligations of Financial Institutions

  An underlying money market fund may invest in obligations of financial institutions. Examples of obligations in which an underlying money market fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. An underlying money market fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which an underlying money market fund may invest.

  Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by an underlying money market fund but may be subject to early withdrawal penalties that could reduce that underlying money market fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

  Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

  Foreign, Eurodollar and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

Municipal Leases

  An underlying money market fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. An underlying money market fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit or guarantee of a bank or other entity that meets certain criteria.

  In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
  (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

  Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such



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  nonpayment would result in a reduction of income to an underlying money market fund, and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of that underlying money market fund.

PORTFOLIO TURNOVER


  The predecessor fund commenced operations on September 3, 2008, therefore, there are no portfolio turnover rates available for the fiscal year ended July 31, 2008.


PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab at janus.com/info.


  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.




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

  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.


  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.



   NAME                                                         FREQUENCY             LAG TIME
   ----                                                         ---------             --------
   ACA Compliance Group                                         As needed             Current
   Barclays Capital Inc.                                        Daily                 Current
   Bowne & Company Inc.                                         Daily                 Current
   Brockhouse & Cooper Inc.                                     Quarterly             Current
   Brown Brothers Harriman & Co.                                Daily                 Current
   Callan Associates Inc.                                       As needed             Current
   Cambridge Associates LLC                                     Quarterly             Current
   Canterbury Consulting Inc.                                   Monthly               Current
   Charles River Systems, Inc.                                  As needed             Current
   Charles Schwab & Co., Inc.                                   As needed             Current
   Citibank, N.A.                                               Daily                 Current
   CMS BondEdge                                                 As needed             Current
   Consulting Services Group, LLC                               As needed             Current
   Deloitte & Touche LLP                                        As needed             Current
   Deloitte Tax LLP                                             As needed             Current
   Dresdner Bank, AG New York Branch                            As needed             Current
   Eagle Investment Systems Corp.                               As needed             Current
   Eaton Vance Management                                       As needed             Current
   Ennis, Knupp & Associates, Inc.                              As needed             Current
   Ernst & Young LLP                                            As needed             Current
   FactSet Research Systems, Inc.                               As needed             Current
   Financial Models Company, Inc.                               As needed             Current
   FT Interactive Data Corporation                              Daily                 Current
   Imagine Software Inc.                                        As needed             Current
   Institutional Shareholder Services, Inc.                     Daily                 Current
   International Data Corporation                               Daily                 Current
   Investment Technology Group, Inc.                            Daily                 Current
   Jeffrey Slocum & Associates, Inc.                            As needed             Current
   Lehman Brothers Inc.                                         Daily                 Current
   Marco Consulting Group, Inc.                                 Monthly               Current
   Marquette Associates                                         As needed             Current
   Markit Loans, Inc.                                           Daily                 Current
   Mercer Investment Consulting, Inc.                           As needed             Current
   Merrill Communications LLC                                   Semi-annually         5 days
   Moody's Investors Service Inc.                               Weekly                7 days or more
   New England Pension Consultants                              Monthly               Current
   Omgeo LLC                                                    Daily                 Current
   PricewaterhouseCoopers LLP                                   As needed             Current
   Prima Capital Management, Inc.                               Quarterly             15 days

   NAME                                                         FREQUENCY             LAG TIME
   ----                                                         ---------             --------
   R.V. Kuhns & Associates                                      As needed             Current
   Reuters America Inc.                                         Daily                 Current
   Rocaton Investment Advisors, LLC                             As needed             Current
   Rogerscasey, Inc.                                            Quarterly             Current
   Russell/Mellon Analytical Services, LLC                      Monthly               Current
   Sapient Corporation                                          As needed             Current
   SEI Investments                                              As needed             Current
   SimCorp USA, Inc.                                            As needed             Current
   Standard & Poor's                                            Daily                 Current
   Standard & Poor's Financial Services                         Weekly                2 days or more
   Standard & Poor's Securities Evaluation                      Daily                 Current
   State Street Bank and Trust Company                          Daily                 Current
   Stratford Advisory Group, Inc.                               As needed             Current
   Summit Strategies Group                                      Monthly; Quarterly    Current
   The Yield Book Inc.                                          Daily                 Current
   Tower Investment                                             As needed             30 days
   Wachovia Securities LLC                                      As needed             Current
   Wall Street On Demand, Inc.                                  Monthly; Quarterly    30 days; 15 days
   Wilshire Associates Incorporated                             As needed             Current
   Yanni Partners, Inc.                                         Quarterly             Current
   Zephyr Associates, Inc.                                      Quarterly             Current


  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund's portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Fund's portfolio holdings disclosure policies.

INVESTMENT ADVISER
--------------------------------------------------------------------------------


INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

  As stated in the Prospectuses, the Fund and each underlying fund have an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


  Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund, and pay the salaries, fees, and expenses of all Fund officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the members of the Board of Trustees are "affiliated persons" of Janus Capital as that term is defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Fund may reimburse Janus Capital for its costs. The Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Fund's transfer agent. As discussed in this section, Janus Capital has delegated certain of these duties for certain underlying funds to INTECH and Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and each Subadviser.


  MPC Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Fund's Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees") and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The Advisory Agreement: (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.


  A discussion regarding the basis for the Trustees' approval of the Fund's Investment Advisory Agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.


  The Fund pays a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of the Fund and is calculated at the annual rate of 0.07%.

  EXPENSE LIMITATION


  Janus Capital agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), distribution and shareholder servicing fees (12b-1) applicable to Class A Shares, Class C Shares, and Class S Shares, as well as the administrative services fee applicable to Class S Shares, the administrative fee applicable to Class T Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Fund, refer to the table in the "Fees and Expenses" section of the prospectus. Provided that Janus Capital remains investment adviser to the Fund, Janus Capital has agreed to continue the waiver until at least November 1, 2010.



                                                                                 Expense Limit
  Fund Name                                                                     Percentage (%)
  --------------------------------------------------------------------------------------------
  MPC Fund(1)                                                                        0.45





  (1) For a three-year period which began September 3, 2008 (the predecessor fund's commencement of operations), Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

  Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted above, exceed the percentages stated.

  The Fund benefits from the investment advisory services provided to the underlying funds and, as shareholders of those underlying funds, indirectly bears a proportionate share of those underlying funds' advisory fees.


  The predecessor fund commenced operations on September 3, 2008, therefore, the predecessor fund paid no advisory fees for the period ended July 31.


UNDERLYING FUNDS


  Janus Capital also receives an investment advisory fee for managing the underlying funds. Each underlying fund pays a monthly investment advisory fee to Janus Capital for its services. For those with an annual fixed-rate fee, the fee is based on the average daily net assets of each underlying fund and is calculated at an annual rate for each underlying fund. Certain underlying funds have a performance-based fee structure. These underlying funds pay a fee that may adjust up or down based on the underlying fund's performance relative to its benchmark index. For more information regarding the underlying funds' investment advisory fees and expense limitations, please refer to the underlying funds' prospectuses and statements of additional information.


SUBADVISERS OF CERTAIN UNDERLYING FUNDS


  Janus Capital has entered into Sub-Advisory Agreements on behalf of the underlying INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund with INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC). Janus Capital, not the underlying funds, pays INTECH a subadvisory fee for services provided to the underlying funds. Janus Capital has entered into Sub-Advisory Agreements, on behalf of the underlying Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund, with Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC). Janus Capital, not the underlying funds, pays Perkins a subadvisory fee for services provided to the underlying funds.


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  CLASS A SHARES AND CLASS C SHARES

  In addition to payments made under 12b-1 plans, Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are AIG Advisor Group, Inc. and its broker-dealer subsidiaries; Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Morgan Stanley Smith Barney, LLC; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wells Fargo Advisors, LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries.

  Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries' fees for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from the Fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and when considering which share class of the Fund is most appropriate for you.

  Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  CLASS I SHARES, CLASS S SHARES, AND CLASS T SHARES

  With respect to Class I Shares, Class S Shares, and Class T Shares, Janus Capital, Janus Distributors, or their affiliates may pay, from their own assets, financial intermediaries fees for providing other marketing or distribution-related services (with the exception of Class I Shares and Class S Shares), as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, considering which share class of the Fund is most appropriate for you.


  Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

  With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital and Perkins, accounts will participate in an IPO if the portfolio managers and/or investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group") based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers' and/or investment personnel's account group among all participating portfolio managers and/or investment personnel. Any account(s) participating in an IPO which has been classified (small-, mid-, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group as small-, mid-, large-, or multi-cap (accounts assigned to the multi-cap classification can participate in IPOs with any market capitalization) will continue to have the portfolio managers' and/or investment personnel's original indication/target filled in the aftermarket unless instructed by the portfolio managers and/or investment personnel to do otherwise. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard outlined below. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

  Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.


  Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but not held long in the account the manager is placing the short in. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Long/Short Fund and other Janus funds and accounts.


  Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

  Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

  The officers and Trustees of the Fund may also serve as officers and Trustees of the underlying funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Fund and the underlying funds. The Trustees intend to address any such conflicts as deemed appropriate.

  JANUS ETHICS RULES

  Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
  (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES


  The Fund's Trustees have delegated to Janus Capital the authority to vote all proxies relating to the Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures is available without charge: (i) upon request, by calling 1-877-335-2687; (ii) on the Fund's website at janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.



  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at janus.com/proxyvoting.



  The Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.


Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES

  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues. The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  The Fund owns shares in underlying funds. If an underlying fund has a shareholder meeting, the Fund normally would vote its shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund.

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES

  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period).


  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------



  State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund, the non-money market underlying funds, and an affiliated cash management pooled investment vehicle. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund's securities and cash held outside the United States. The Fund's Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Fund's assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.



  Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the custodian for the underlying affiliated money market funds. The custodian holds the underlying fund's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the underlying fund.



  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's and the underlying funds' transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.



  Certain intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries.



  Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund for providing or procuring administrative services to investors in Class S Shares of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.



  The predecessor fund commenced operations on September 3, 2008, therefore, Janus Services did not receive any administrative services fees from Class S Shares for the fiscal year ended July 31, 2008.



  Class T Shares of the Fund pay an annual administrative fee of 0.25% of net assets of Class T Shares for administrative services, including recordkeeping, subaccounting, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. These administrative fees are paid by Class T Shares of the Fund to Janus Services LLC, which uses such fees to reimburse intermediaries. Janus Services or its affiliates may also pay administrative fees to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Fund.



  As of the date of this SAI, Janus Services did not receive any administrative fees from Class T Shares of the Fund because the Class T Shares are new.


  Janus Services is not compensated for its services related to Class A Shares, Class C Shares, and Class I Shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the fees charged by certain intermediaries for administrative services including, but not limited to, recordkeeping, subaccounting, order processing for omnibus or networking accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems or those processed on a manual basis by Janus Services.

  The Fund pays DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for the use of DST's shareholder accounting system. The Fund also pays DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations. In addition, the Fund uses DST systems to track and process redemption fees and contingent deferred sales charges. The Fund currently pays DST annual per account rates for these systems. These fees are only charged to classes of the Fund with redemption fees or contingent deferred sales charges.

  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Fund and the underlying funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors' registered representatives are paid for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  The Fund will purchase and sell the principal portion of its Fund securities (i.e., shares of the underlying funds) by dealing directly with the issuer of the underlying funds. As such, the Fund is not expected to incur brokerage commissions.

  Except for the underlying subadvised funds, Janus Capital places all portfolio transactions of the underlying funds and has a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed in the underlying funds' statements of additional information) provided that Janus Capital may occasionally pay higher commissions for research services. For more information regarding the brokerage commissions paid, please refer to the underlying funds' prospectuses and statements of additional information.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).


  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. As of the date of this SAI, collectively, the two registered investment companies consist of 52 series or funds.



  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund's Chief Compliance Officer, as authorized by the Trustees.



------------------------------------------------------------------------------------------------------------------------------------
                                                              TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                             POSITIONS                                                      PORTFOLIOS/FUNDS
 NAME, ADDRESS,              HELD WITH       LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     THE TRUST       TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin         Chairman        1/08-Present   Formerly, Executive Vice        52                   Chairman of the
 151 Detroit Street                                         President and Chief Operating                        Board and Director
 Denver, CO 80206            Trustee         6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                                  Brothers Fund (a private                             Fund for
                                                            family foundation) (1998-                            Foundations
                                                            2006).                                               Investment Program
                                                                                                                 (TIP) (consisting
                                                                                                                 of 4 funds) and the
                                                                                                                 F.B. Heron
                                                                                                                 Foundation (a
                                                                                                                 private grantmaking
                                                                                                                 foundation).
------------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro            Trustee         11/05-Present  General partner of Crosslink    52                   Director of
 151 Detroit Street                                         Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                           firm (since 2008). Formerly,                         (internet
 DOB: 1956                                                  partner of Tango Group, a                            technology), Lijit
                                                            private investment firm (1999-                       Networks, Inc.
                                                            2008).                                               (internet
                                                                                                                 technology), and
                                                                                                                 LogRhythm Inc.
                                                                                                                 (software
                                                                                                                 solutions).
------------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.       Trustee         6/02-Present   President and Chief Executive   52                   Chairman of the
 151 Detroit Street                                         Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                           Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                                  (since 1997).                                        (biotechnology
                                                                                                                 firm); Director of
                                                                                                                 W.W. Grainger, Inc.
                                                                                                                 (industrial
                                                                                                                 distributor); and
                                                                                                                 Trustee of WTTW
                                                                                                                 (Chicago public
                                                                                                                 television station)
                                                                                                                 and the University
                                                                                                                 of Chicago.
------------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen            Trustee         2/71-Present   Chief Executive Officer of Red  52*                  Chairman of the
 151 Detroit Street                                         Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                           (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                                  private investor.                                    Robin Gourmet
                                                                                                                 Burgers, Inc.; and
                                                                                                                 Director of Janus
                                                                                                                 Capital Funds Plc
                                                                                                                 (Dublin-based, non-
                                                                                                                 U.S. funds).

------------------------------------------------------------------------------------------------------------------------------------




 * Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

------------------------------------------------------------------------------------------------------------------------------------
                                                              TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                             POSITIONS                                                      PORTFOLIOS/FUNDS
 NAME, ADDRESS,              HELD WITH       LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     THE TRUST       TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe              Trustee         1/97-Present   Co-founder and Managing         52                   Director of Red
 151 Detroit Street                                         Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                           Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                                  (private investment in public
                                                            equity firm), and Professor
                                                            Emeritus of Business of the
                                                            University of Colorado,
                                                            Colorado Springs, CO (since
                                                            2004). Formerly, Professor of
                                                            Business of the University of
                                                            Colorado (2002-2004), and
                                                            Distinguished Visiting
                                                            Professor of Business (2001-
                                                            2002) of Thunderbird (American
                                                            Graduate School of
                                                            International Management),
                                                            Glendale, AZ.
------------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart          Trustee         6/84-Present   Corporate Vice President and    52                   N/A
 151 Detroit Street                                         General Manager of MKS
 Denver, CO 80206                                           Instruments - HPS Products,
 DOB: 1944                                                  Boulder, CO (a manufacturer of
                                                            vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger         Trustee         8/69-Present   Private investor and            52                   N/A
 151 Detroit Street                                         Consultant to California
 Denver, CO 80206                                           Planned Unit Developments
 DOB: 1938                                                  (since 1994). Formerly, CEO
                                                            and President of Marwal, Inc.
                                                            (homeowner association
                                                            management company).
------------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf               Trustee         11/05-Present  Retired. Formerly, Chairman     52                   Director of Wal-
 151 Detroit Street                                         and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                           Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                                  (advertising agency) (2001-                          History (Chicago,
                                                            2005).                                               IL), Children's
                                                                                                                 Memorial Hospital
                                                                                                                 (Chicago, IL),
                                                                                                                 Chicago Council on
                                                                                                                 Global Affairs, and
                                                                                                                 InnerWorkings (U.S.
                                                                                                                 provider of print
                                                                                                                 procurement
                                                                                                                 solutions).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                  OFFICERS
------------------------------------------------------------------------------------------------------------
                                                          TERM OF
                                                          OFFICE* AND
 NAME, ADDRESS,                                           LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               POSITIONS HELD WITH THE TRUST      TIME SERVED    PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
 Daniel Scherman       Executive Vice President and       9/08-Present   Senior Vice President of Janus
 151 Detroit Street    Portfolio Manager                                 Capital. Formerly, Vice President
 Denver, CO 80206      Janus Modular Portfolio                           and Director of Risk and Trading
 DOB: 1961             Construction Fund                                 for Janus Capital (2006), and
                                                                         Senior Quantitative Analyst and
                                                                         Portfolio Manager (2001-2005) for
                                                                         MFS Investment Management.
------------------------------------------------------------------------------------------------------------
 Robin C. Beery        President and Chief                4/08-Present   Executive Vice President and Chief
 151 Detroit Street    Executive Officer                                 Marketing Officer of Janus Capital
 Denver, CO 80206                                                        Group Inc. and Janus Capital;
 DOB: 1967                                                               Executive Vice President of Janus
                                                                         Distributors LLC and Janus Services
                                                                         LLC; Director of Perkins Investment
                                                                         Management LLC; and Working
                                                                         Director of INTECH Investment
                                                                         Management LLC (formerly named
                                                                         Enhanced Investment Technologies,
                                                                         LLC). Formerly, President (2002-
                                                                         2007) and Director (2000-2007) of
                                                                         The Janus Foundation; President
                                                                         (2004-2006) and Vice President and
                                                                         Chief Marketing Officer (2003-2004)
                                                                         of Janus Services LLC; and Senior
                                                                         Vice President (2003-2005) of Janus
                                                                         Capital Group Inc. and Janus
                                                                         Capital.
------------------------------------------------------------------------------------------------------------
 Stephanie             Chief Legal Counsel and            1/06-Present   Vice President and Assistant
 Grauerholz-Lofton     Secretary                                         General Counsel of Janus Capital,
 151 Detroit Street                                                      and Vice President and Assistant
 Denver, CO 80206      Vice President                     3/06-Present   Secretary of Janus Distributors
 DOB: 1970                                                               LLC. Formerly, Assistant Vice
                                                                         President of Janus Capital and
                                                                         Janus Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President, Chief Compliance   6/02-Present   Senior Vice President and Chief
 151 Detroit Street    Officer, and Anti-Money                           Compliance Officer of Janus
 Denver, CO 80206      Laundering Officer                                Capital, Janus Distributors LLC,
 DOB: 1957                                                               and Janus Services LLC; and Vice
                                                                         President of INTECH Investment
                                                                         Management LLC (formerly named
                                                                         Enhanced Investment Technologies,
                                                                         LLC). Formerly, Chief Compliance
                                                                         Officer of Bay Isle Financial LLC
                                                                         (2003-2008) and INTECH Investment
                                                                         Management LLC (2003-2005); Vice
                                                                         President of Janus Capital (2000-
                                                                         2005) and Janus Services LLC (2004-
                                                                         2005); and Assistant Vice President
                                                                         of Janus Services LLC (2000-2004).
------------------------------------------------------------------------------------------------------------
 Jesper Nergaard       Chief Financial Officer            3/05-Present   Vice President of Janus Capital.
 151 Detroit Street                                                      Formerly, Director of Financial
 Denver, CO 80206      Vice President, Treasurer, and     2/05-Present   Reporting for OppenheimerFunds,
 DOB: 1962             Principal Accounting Officer                      Inc. (2004-2005).
------------------------------------------------------------------------------------------------------------



* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of the Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:


---------------------------------------------------------------------------------------------------------------------------------
                                                                     MEMBERS                          NUMBER OF MEETINGS HELD
                              SUMMARY OF FUNCTIONS                   (INDEPENDENT TRUSTEES)           DURING LAST FISCAL YEAR(1)
---------------------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE              Reviews the financial reporting        Jerome S. Contro (Chair)         4
                              process, the system of internal        John W. McCarter, Jr.
                              controls over financial reporting,     Dennis B. Mullen
                              disclosure controls and procedures,
                              Form N-CSR filings, and the audit
                              process. The Committee's review of
                              the audit process includes, among
                              other things, the appointment,
                              compensation, and oversight of the
                              auditors and pre-approval of all
                              audit and nonaudit services.
---------------------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE          Reviews and makes recommendations      James T. Rothe (Chair)           4
                              regarding matters related to the       Jerome S. Contro
                              Trust's use of brokerage commissions   Martin H. Waldinger
                              and placement of portfolio
                              transactions.
---------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT         Oversees the investment activities     Dennis B. Mullen (Chair)         5
 COMMITTEE                    of the Trust's non-money market        Jerome S. Contro
                              funds.                                 William F. McCalpin
                                                                     John W. McCarter, Jr.
                                                                     James T. Rothe
                                                                     William D. Stewart
                                                                     Martin H. Waldinger
                                                                     Linda S. Wolf
---------------------------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY         Oversees compliance with various       Linda S. Wolf (Chair)            12
 COMMITTEE                    procedures adopted by the Trust,       William F. McCalpin
                              reviews registration statements on     William D. Stewart
                              Form N-1A, oversees the
                              implementation and administration of
                              the Trust's Proxy Voting Guidelines.
---------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE       Reviews various matters related to     Jerome S. Contro (Chair)         4
                              the operations of the Janus money      James T. Rothe
                              market funds, including compliance     Martin H. Waldinger
                              with their Money Market Fund
                              Procedures.
---------------------------------------------------------------------------------------------------------------------------------
 NOMINATING AND GOVERNANCE    Identifies and recommends              John W. McCarter, Jr. (Chair)    6
 COMMITTEE                    individuals for election as Trustee,   William F. McCalpin
                              consults with Management in planning   Dennis B. Mullen
                              Trustee meetings, and oversees the
                              administration of, and ensures
                              compliance with, the Trust's
                              Governance Procedures and
                              Guidelines.
---------------------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE            Determines a fair value of             William D. Stewart (Chair)       17
                              securities for which market            James T. Rothe
                              quotations are not readily available   Linda S. Wolf
                              or are deemed not to be reliable,
                              pursuant to procedures adopted by
                              the Trustees and reviews other
                              matters related to the pricing of
                              securities.
---------------------------------------------------------------------------------------------------------------------------------




(1) The predecessor fund's last fiscal year was the period August 1, 2007 to July 31, 2008.



  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred compensation plan that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The table below gives the dollar range of shares (if applicable) of the Janus Adviser Series predecessor fund and the aggregate dollar range of shares of all mutual funds advised by Janus

  Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2008. (The Trustees own shares of certain other Janus mutual funds that are offered through different distribution channels.)



---------------------------------------------------------------------------------------------------------------------
                          DOLLAR RANGE OF EQUITY              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                          SECURITIES IN THE PREDECESSOR       REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE          FUND                                TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN      None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 JEROME S. CONTRO         None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.    None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN         None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 JAMES T. ROTHE           None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART       None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER      None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 LINDA S. WOLF            None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------




(1) Ownership shown includes amounts held under a deferred compensation plan that are valued based on "shadow investments" in one or more funds.


  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Fund's Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.


  The following table shows the aggregate compensation paid to each Independent Trustee by the predecessor fund described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").



                                                           Aggregate Compensation        Total Compensation
                                                              from the Fund for       from the Janus Funds for
                                                              fiscal year ended          calendar year ended
  Name of Person, Position                                    July 31, 2008(1)         December 31, 2008(2)(3)
  ------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
  William F. McCalpin, Chairman and Trustee(4)                       N/A                      $391,500
  Jerome S. Contro, Trustee                                          N/A                      $303,000
  John W. McCarter, Jr., Trustee                                     N/A                      $281,250
  Dennis B. Mullen, Trustee                                          N/A                      $344,872
  James T. Rothe, Trustee                                            N/A                      $306,250
  William D. Stewart, Trustee                                        N/A                      $309,250
  Martin H. Waldinger, Trustee                                       N/A                      $272,500
  Linda S. Wolf, Trustee                                             N/A                      $293,750





  (1) Since the predecessor fund had not commenced operations as of July 31, 2008, the aggregate compensation paid by the predecessor fund is estimated for the period ending July 31, 2009 and for its first full fiscal year, August 1, 2009 through July 31, 2010 as follows: William F. McCalpin $265; Jerome S. Contro $187; John W. McCarter, Jr. $181; Dennis B. Mullen $184; James T. Rothe $183; William D. Stewart $202; Martin H. Waldinger $181; and Linda S. Wolf $180.


  (2) For all Trustees, except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 74 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).


  (3) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the period shown are as follows: Jerome S. Contro $303,000; Martin H. Waldinger $68,125; and Linda S. Wolf $73,438.

  (4) Aggregate Compensation received from the Fund includes additional compensation paid for service as Independent Chairman of the Board of Trustees, which service began on January 1, 2008.

JANUS INVESTMENT PERSONNEL



OTHER ACCOUNTS MANAGED


  The following table provides information relating to other accounts managed by the portfolio manager as of April 30, 2009. No accounts included in the totals listed below have a performance-based advisory fee.



                                                                   Other Registered        Other Pooled
                                                                      Investment            Investment
                                                                       Companies             Vehicles          Other Accounts
  ---------------------------------------------------------------------------------------------------------------------------
  Daniel Scherman          Number of Other Accounts Managed              None                  None                 None
                           Assets in Other Accounts Managed              None                  None                 None



  MATERIAL CONFLICTS

  As shown in the table above, the Fund's portfolio manager may manage other accounts with investment strategies similar to the Fund. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under "Additional Information About Janus Capital."


  Because Janus Capital is the adviser to the Fund and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among such underlying funds. In addition, the Fund's portfolio manager, who also serves as Senior Vice President of Risk and Trading of Janus Capital, has regular and continuous access to information regarding the holdings of the underlying funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the underlying funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios, which are other "funds of funds" offered by Janus Capital.


  COMPENSATION INFORMATION


  The following describes the structure and method of calculating the portfolio manager's compensation as of April 30, 2009.


  The portfolio manager is compensated for his role at Janus Capital as Senior Vice President and for his management of the Fund and any other funds, portfolios, or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary. Fixed compensation is based on the portfolio manager's experience and is designed to be industry competitive.

  VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. ("JCGI") restricted stock and stock options). The funding of the portfolio manager's variable compensation is based on JCGI meeting performance goals and strategic objectives, with actual variable compensation based on individual performance as determined by Janus Capital management. The JCGI goals and objectives that determine the variable compensation funding level include operating margin, asset flows in Janus funds, product line and distribution expansion, brand reinforcement and human capital initiatives. Although certain of the factors are quantitative in nature, the overall assessment of the JCGI goals and objectives is at the discretion of JCGI's Compensation Committee of the Board of Directors.

  The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JCGI's Executive Income Deferral Program.

OWNERSHIP OF SECURITIES


  The table below shows the dollar range of shares beneficially owned (if applicable) of the Janus Adviser Series predecessor fund managed by the portfolio manager and the aggregate dollar range of shares beneficially owned by the portfolio manager of all mutual funds advised by Janus Capital within the Janus family of funds (collectively, the "Janus Funds"), as of April 30, 2009.



-----------------------------------------------------------------------------------------------------------------------
                                                                                            AGGREGATE DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES IN JANUS
 INVESTMENT PERSONNEL          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND MANAGED        FUNDS
-----------------------------------------------------------------------------------------------------------------------
 JANUS CAPITAL
-----------------------------------------------------------------------------------------------------------------------
 DANIEL G. SCHERMAN            None                                                         $100,001-$500,000
-----------------------------------------------------------------------------------------------------------------------

SHARES OF THE TRUST
--------------------------------------------------------------------------------


NET ASSET VALUE DETERMINATION

  As stated in the Fund's Prospectuses, the net asset value ("NAV") of the Shares of each class of the Fund is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of the Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Fund are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Fund and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.


  Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.


  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

  To the extent there are any errors in the Fund's NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder's account reflects the accurate corrected NAV.

PURCHASES


  Shares of the Fund can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Not all financial intermediaries offer all classes. Shares or classes of the Fund may be purchased without upfront sales charges by clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers' advice, which are on top of the Fund's expenses. Certain Shares or classes of the Fund may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund "supermarket" programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional.

  Certain designated organizations are authorized to receive purchase orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Fund's Prospectuses will provide you with detailed information about investing in the Fund.

  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.


  Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.


  CLASS A SHARES
  The price you pay for Class A Shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust's distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

                                                  Sales Charge as a   Sales Charge as a   Amount of Sales Charge Reallowed
                                                    Percentage of     Percentage of Net   to Financial Intermediaries as a
  Amount of Purchase at Offering Price             Offering Price*     Amount Invested      Percentage of Offering Price
                                                  -----------------   -----------------   --------------------------------

    Under $50,000                                        5.75%               6.10%                      5.00%
    $50,000 but under $100,000                           4.50%               4.71%                      3.75%
    $100,000 but under $250,000                          3.50%               3.63%                      2.75%
    $250,000 but under $500,000                          2.50%               2.56%                      2.00%
    $500,000 but under $1,000,000                        2.00%               2.04%                      1.60%
    $1,000,000 and above                                 None**              None                       None



   * Offering Price includes the initial sales charge.
  ** A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Fund and other Janus funds that are offered with a sales charge to take advantage of lower sales charges.

  The predecessor fund commenced operations on September 3, 2008, therefore, Janus Distributors did not receive any underwriting commissions from the Fund for the fiscal year ended July 31.

  CLASS C SHARES, CLASS I SHARES, CLASS S SHARES, AND CLASS T SHARES
  Class C Shares, Class I Shares, Class S Shares, and Class T Shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.

  Janus Distributors also receives amounts pursuant to Class A Share, Class C Share, and Class S Share 12b-1 plans and, from Class A Shares and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the "Distribution and Shareholder Servicing Plans" and "Redemptions" sections, respectively, of this SAI.

  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

  CLASS A SHARES AND CLASS S SHARES

  As described in the Prospectuses, Class A Shares and Class S Shares have each adopted distribution and shareholder servicing plans (the "Class A Plan" and "Class S Plan," respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A Shares or Class S Shares of the Fund, including but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A Shares and Class S Shares to prospective and existing investors; providing educational materials regarding Class A Shares and Class S Shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A Shares and Class S Shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which "service fees" may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. ("FINRA") Conduct Rules. Payments under the Plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Janus Distributors, the Fund's distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On December 5, 2008, the Trustees unanimously approved a distribution plan with respect to each of the Class A Shares and Class S Shares, which became effective on July 6, 2009.


  CLASS C SHARES

  As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of the Fund for activities which are primarily intended to result in the sale of Class C Shares of the Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of the Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. On December 5, 2008, the Trustees unanimously approved the Class C Plan which became effective on July 6, 2009.


  The Plans and any Rule 12b-1 related agreement that is entered into by the Fund or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of the Fund or by vote of a majority of the 12b-1 Trustees.

  Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

  The predecessor fund commenced operations on September 3, 2008, therefore, Janus Distributors did not receive any 12b-1 fees from Class A Shares, Class C Shares, or Class S Shares of the Fund for the fiscal year ended July 31.

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. Certain designated organizations are authorized to receive redemption orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.


  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.


  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  CLASS A SHARES
  A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

  CLASS C SHARES
  A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

  Janus Distributors receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares. The predecessor fund commenced operations on September 3, 2008, therefore, Janus Distributors did not receive any proceeds of contingent deferred sales charges paid by investors in Class A Shares and Class C Shares of the Fund for the fiscal year ended July 31.

  PROCESSING OR SERVICE FEES
  Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.


  It is a policy of the Fund to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. The Fund declares and makes annual distributions of income (if any).



  The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special tax treatment.


  All income dividends and capital gains distributions, if any, on the Fund's Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the first business day following the record date.

  The Fund will primarily invest its assets in shares of the underlying funds, cash, and money market instruments. Accordingly, the Fund's income will consist of distributions from the underlying funds, net gains realized from the disposition of underlying fund shares, and interest. If an underlying fund qualifies for treatment as a regulated investment company under the Internal Revenue Code - each has done so for its past taxable years and intends to continue to do so for its current and future taxable years - (i) dividends paid to the Fund from such underlying fund's investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Fund as ordinary income; (ii) dividends paid to the Fund that an underlying fund designates as capital gain dividends (as discussed below) will be taxable to the Fund as long-term capital gains; (iii) dividends paid to the Fund that an underlying fund designates as qualifying dividends from domestic corporations (as discussed below) will be treated as dividends eligible for the dividends received deduction; and (iv) dividends paid to the Fund that an underlying fund designates as qualified dividend income (as discussed below) will be treated by the Fund as qualifying dividends taxable at a maximum rate of 15% to individuals and other noncorporate taxpayers. If shares of an underlying fund are purchased within 30 days before or after redeeming other shares of that underlying fund at a loss (whether pursuant to a rebalancing of the Fund's holdings or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares.

  Although an underlying fund will be eligible to elect to "pass-through" to its shareholders (including the Fund) the benefit of the foreign tax credit if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will not qualify to pass that benefit through to its shareholders because of its inability to satisfy the asset test. Accordingly, the Fund will deduct the amount of any foreign taxes passed through by an underlying fund in determining its investment in company taxable income.


  An underlying fund's investments in REIT equity securities may require the underlying fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the underlying fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The underlying fund's investments in REIT equity securities may result in the receipt of cash in excess of the REIT's earnings. If an underlying fund distributes such amounts, such distribution could constitute a return of capital to shareholders (including the Fund) for federal income tax purposes.


  Some REITs are permitted to hold "residual interests" in real estate mortgage investment conduits (REMICs). Pursuant to the Internal Revenue Service rules, a portion of an underlying fund's income from a REIT or "excess inclusion income" that is attributable to the REIT may be subject to federal income tax. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders. There may be instances in which the underlying fund may be unaware of a REIT's excess inclusion income.

  As a result of excess inclusion income, the underlying fund may be subject to additional tax depending on the type of record holder of underlying fund shares, such as certain federal, state, and foreign governmental entities, tax exempt organizations, and certain rural electrical and telephone cooperatives ("disqualified organizations"). This may impact the underlying fund's performance.

  Please consult a tax adviser regarding tax consequences of underlying fund distributions and to determine whether you will need to file a tax return.


  Certain underlying fund transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The underlying funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. Certain transactions or strategies utilized by an underlying fund may generate unqualified income that can impact an investor's taxes.


  Certain Fund transactions in commodities-linked investments may be subject to special provisions under Subchapter M of the Internal Revenue Code. Subchapter M requires, among other things, that a fund derive at least 90% of gross income from dividends, interest, and gains from the sale of securities (typically referred to as "qualifying income"). Income from investment in commodities and commodities-linked derivatives is not considered "qualifying income." As a part of the Fund's investment strategy, the Fund may attempt to gain exposure to the commodities markets by entering into commodity-linked derivatives and instruments, including options, futures contracts, options on futures contracts, and commodity-linked structured notes. In order for the Fund to qualify as a regulated investment company under Subchapter M, the Fund will monitor and attempt to restrict its income from commodity-linked instruments that do not generate qualifying income.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------



On or about July 6, 2009, the predecessor fund will reorganize into the Fund. Before the reorganization, Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund had no shareholders. The information below reflects ownership interest in the predecessor fund. To the best knowledge of the Trust, the percentage ownership of each applicable class of the predecessor fund owned by the below named shareholders is expected to be approximately the same upon reorganization into the Fund.



To the best knowledge of Janus Capital, as of June 2, 2009, the officers and Trustees beneficially owned, as a group, less than 1% of Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the predecessor fund.



As of June 2, 2009, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, or Class S Shares of the predecessor fund is listed below. In addition, the percentage ownership of any person or entity owning 25% or more of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, or Class S Shares of the predecessor fund is listed below.



To the best knowledge of the Trust, as of June 2, 2009, no other person or entity owned beneficially more than 5% of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, or Class S Shares of the predecessor fund, except as shown. Additionally, to the best knowledge of the Trust, except for Janus Capital's (or an affiliate's) ownership in the predecessor fund, no other person or entity beneficially owned 25% or more of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, or Class S Shares of the predecessor fund except as shown. In certain circumstances, Janus Capital's (or an affiliate's) ownership may not represent beneficial ownership. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of Class A Shares, Class C Shares, Class I Shares, or Class S Shares of the predecessor fund are not the beneficial owners of such Shares, unless otherwise indicated.



Name of Fund and Class                             Shareholder and Address of Record         Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
Janus Modular Portfolio Construction Fund       Janus Capital Group Inc.                              21.38%*
  Class A Shares                                Denver, CO

                                                American Enterprise Investment Services               11.99%
                                                FBO 529960891
                                                Minneapolis, MN

                                                Pershing LLC                                          11.21%
                                                Jersey City, NJ

                                                American Enterprise Investment Services                7.86%
                                                FBO 205406051
                                                Minneapolis, MN

                                                Ameritrade Inc.                                        7.18%
                                                FBO 9119499611
                                                Omaha, NE

                                                Raymond James & Associates Inc.                        5.97%
                                                FBO Walter A Schroeder Trustee
                                                U/W Mary Lee Schroeder
                                                Houston, TX

                                                American Enterprise Investment Services                5.24%
                                                FBO 529810991
                                                Minneapolis, MN

Janus Modular Portfolio Construction Fund       Janus Capital Group Inc.                              19.04%*
  Class C Shares                                Denver, CO

                                                American Enterprise Investment Services                5.55%
                                                FBO 519121371
                                                Minneapolis, MN

                                                NFS LLC                                                5.20%
                                                FEBO James O Speed
                                                Flora M Speed
                                                Marietta, GA

                                                American Enterprise Investment Services                5.06%
                                                FBO 201064311
                                                Minneapolis, MN




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                             Shareholder and Address of Record         Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
Janus Modular Portfolio Construction Fund       Charles Schwab & Co. Inc.                             62.97%
  Class I Shares                                Exclusive Benefit Of Our Customers
                                                San Francisco, CA

                                                Janus Capital Group Inc.                              37.03%*
                                                Denver, CO

Janus Modular Portfolio Construction Fund       Janus Capital Group Inc.                              46.86%*
  Class S Shares                                Denver, CO

                                                Ameritrade Inc.                                        8.74%
                                                FBO 9119499841
                                                Omaha, NE

                                                Ameritrade Inc.                                        7.18%
                                                FBO 9119432311
                                                Omaha, NE

                                                Ameritrade Inc.                                        6.78%
                                                FBO 9119394151
                                                Omaha, NE

                                                Ameritrade Inc.                                        5.75%
                                                FBO 9110375471
                                                Omaha, NE

                                                Ameritrade Inc.                                        5.24%
                                                FBO 9119608931
                                                Omaha, NE




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------



  The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers thirty-eight series of shares, known as "Funds." Two Funds consist of seven classes of shares (Class A, Class C, Class I, Class L, Class R, Class S, and Class T Shares); three Funds consist of six classes of shares (Class A, Class C, Class I, Class R, Class S, and Class T Shares); seven Funds consist of five classes of shares (Class A, Class C, Class I, Class S, and Class T Shares); twelve Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares); ten Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares); and four Funds consist of one class of shares (Class J Shares). Additional series and/or classes may be created from time to time.



  Janus Modular Portfolio Construction Fund was formed from the reorganization of Class A, Class C, Class I, and Class S Shares of a corresponding fund of Janus Adviser Series into the Fund on July 6, 2009.



            PREDECESSOR FUND
            (A FUND OF JANUS ADVISER SERIES)                     FUND
            --------------------------------                     ----
            Janus Adviser Modular Portfolio Construction Fund    Janus Modular Portfolio Construction Fund




  The predecessor fund had a fiscal year end of July 31. As soon as reasonably practicable following the reorganizations, the Fund will change its fiscal year end to June 30.


  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.

  Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Fund for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of the Fund is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.


  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, such as the 1940 Act, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund or portfolio without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.


SHARES OF THE TRUST


  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a fund participate equally in dividends and other distributions by the Shares of the same class of such fund, and in residual assets of that class of the fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or subscription rights. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not bound to recognize any transfer until it is recorded on its books.


SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders' rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of the Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

  As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

  The Trust may in the future seek to achieve the Fund's objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund's annual financial statements and compiles its tax returns.


REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



DOCUMENTS INCORPORATED BY REFERENCE TO THE JANUS ADVISER MODULAR PORTFOLIO CONSTRUCTION(R) FUND SEMIANNUAL REPORT OF JANUS ADVISER SERIES (UNAUDITED)



The following unaudited financial statements for the period ended January 31, 2009 are hereby incorporated into this SAI by reference to the Semiannual Report dated January 31, 2009.



  Schedule of Investments as of January 31, 2009



  Statement of Operations for the period ended January 31, 2009



  Statement of Assets and Liabilities as of January 31, 2009



  Statement of Changes in Net Assets for the period ended January 31, 2009



  Financial Highlights for the period ended January 31, 2009



  Notes to Financial Statements



  The portions of the Semiannual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------


EXPLANATION OF RATING CATEGORIES

  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE




  BOND RATING                EXPLANATION
  -------------------------------------------------------------------------------------------------------------------------------

  Investment Grade

  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.

  AA.......................  High quality; very strong capacity to pay principal and interest.

  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade

  BB.......................  Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B........................  More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  CC.......................  Currently highly vulnerable to nonpayment.

  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

  D........................  In default.

FITCH, INC.



  LONG-TERM BOND RATING      EXPLANATION
  -------------------------------------------------------------------------------------------------------------------------------

  Investment Grade

  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A........................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB......................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

  Non-Investment Grade

  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC......................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC.......................  May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D........................  In default.




FITCH, INC.



  SHORT-TERM BOND RATING     EXPLANATION
  -------------------------------------------------------------------------------------------------------------------------------

  F-1+.....................  Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  F-1......................  Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

  F-2......................  Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.


MOODY'S INVESTORS
SERVICE, INC.



  BOND RATING                EXPLANATION
  -------------------------------------------------------------------------------------------------------------------------------

  Investment Grade

  Aaa......................  Highest quality, smallest degree of investment risk.

  Aa.......................  High quality; together with Aaa bonds, they compose the high-grade bond group.

  A........................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade

  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.




  Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

  OTHER SHORT-TERM DEBT SECURITIES

  Prime-1 and Prime-2 are the two highest ratings assigned by Moody's Investors Service, Inc. ("Moody's") for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by Standard & Poor's Ratings Services ("S&P"). Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

                       This page intentionally left blank.

                       This page intentionally left blank.

                 (JANUS LOGO)


                      JANUS.COM/INFO


                      151 Detroit Street
                      Denver, Colorado 80206-4805
                      1-877-335-2687

                                 July 2, 2009



                                 Janus Smart Portfolio - Growth
                                 Janus Smart Portfolio - Moderate
                                 Janus Smart Portfolio - Conservative









                              JANUS INVESTMENT FUND
                             JANUS SMART PORTFOLIOS
                                 CLASS A SHARES
                                 CLASS C SHARES
                                 CLASS I SHARES
                                 CLASS S SHARES

                       Statement of Additional Information


    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class I Shares, and Class S Shares (collectively, the "Shares") of the Portfolios listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Portfolio. In addition, subadvisers are responsible for the day-to-day operations of certain underlying funds.


    This SAI is not a Prospectus and should be read in conjunction with the Portfolios' Prospectuses dated July 2, 2009, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Portfolios' operations and activities than the Prospectuses. The Annual and Semiannual Reports (as they become available), which contain important financial information about the Portfolios, are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------





Classification, Investment Policies and Restrictions, and Investment
Strategies and Risks..........................................................     2

Investment Adviser............................................................    37

Custodian, Transfer Agent, and Certain Affiliations...........................    44

Portfolio Transactions and Brokerage..........................................    45

Trustees and Officers.........................................................    46

Shares of the Trust...........................................................    54
  Net Asset Value Determination...............................................    54
  Purchases...................................................................    54
  Distribution and Shareholder Servicing Plans................................    56
  Redemptions.................................................................    57

Income Dividends, Capital Gains Distributions, and Tax Status.................    59

Principal Shareholders........................................................    61

Miscellaneous Information.....................................................    62
  Shares of the Trust.........................................................    62
  Shareholder Meetings........................................................    62
  Voting Rights...............................................................    63
  Master/Feeder Option........................................................    63
  Independent Registered Public Accounting Firm...............................    63
  Registration Statement......................................................    63

Financial Statements..........................................................    64

Appendix A....................................................................    65
  Explanation of Rating Categories............................................    65

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,
AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


JANUS INVESTMENT FUND

  This Statement of Additional Information includes information about three series of the Trust. Each Portfolio is a series of the Trust, an open-end, management investment company.

  Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate, and Janus Smart Portfolio - Conservative are referred to collectively in this SAI as the "Smart Portfolios" or "Portfolios."

  The Portfolios' adviser, Janus Capital, intends to operate each Portfolio as "a fund of funds," meaning that substantially all of the Portfolios' assets will be invested in other Janus mutual funds it advises (the "underlying funds"), as described in the Portfolios' Prospectuses. Additional detail about each of the underlying funds is available in their respective prospectuses and SAIs.

CLASSIFICATION

  The Investment Company Act of 1940, as amended ("1940 Act"), classifies mutual funds as either diversified or nondiversified. Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate, and Janus Smart Portfolio - Conservative are classified as diversified.

SUBADVISERS OF CERTAIN UNDERLYING FUNDS

  UNDERLYING FUNDS SUBADVISED BY INTECH. INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) is the investment subadviser for INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds").


  UNDERLYING FUNDS SUBADVISED BY PERKINS. Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC) is the investment subadviser for Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund.


INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO THE PORTFOLIOS


  The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares) or
  (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Portfolios.


  (1) With respect to 75% of its total assets, a Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

  Each Portfolio may not:

  (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities) provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation.

  (3) Invest directly in real estate or interests in real estate; however, the Portfolios may own debt or equity securities issued by companies engaged in those businesses.

  (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolios from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  (5) Lend any security or make any other loan if, as a result, more than one-third of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (6) Act as an underwriter of securities issued by others, except to the extent that the Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (7) Borrow money except that the Portfolios may each borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.

  As a fundamental policy, each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Portfolio.

  The Board of Trustees ("Trustees") has adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:


  (1) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, each Portfolio may engage in short sales other than against the box, which involve selling a security that a Portfolio borrows and does not own. The Trustees may impose limits on a Portfolio's investments in short sales, as described in the Portfolio's prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.


  (2) The Portfolios do not intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

  (3) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

  (4) The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (5) The Portfolios may not invest in companies for the purpose of exercising control of management.

  Unless otherwise stated, except for the policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in the SAI and prospectus normally apply only at the time of purchase of a security. So, for example, if the Portfolio or an underlying fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

  For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

  For purposes of each Portfolio's policies on investing in particular industries, the Portfolios invest in underlying funds that rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the underlying funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS OF THE PORTFOLIOS AND THE UNDERLYING FUNDS

  This section discusses investment strategies of the Portfolios. These strategies may also apply to the underlying funds in which the Smart Portfolios may invest. This section also details the risks associated with each investment strategy because each investment vehicle and technique contributes to the Smart Portfolios' overall risk profile.

Diversification

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. An underlying fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than an underlying fund that is classified as "diversified." This gives an underlying fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the underlying fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of an underlying fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable underlying fund which is classified as diversified. This fluctuation, if significant, may affect the performance of an underlying fund.

Cash Position

  As discussed in the Portfolios' Prospectuses and the underlying funds' prospectuses, a Portfolio's or an underlying fund's cash position may temporarily increase under various circumstances. Securities that the Portfolios or the underlying funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Portfolio or underlying fund may also invest in money market funds, including funds managed by Janus Capital. (Refer to "Investment Company Securities.")

  The underlying Risk-Managed Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These underlying funds may use exchange-traded funds as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These underlying funds may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the underlying funds' otherwise applicable percentage limits, policies, or their normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.

Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, a Portfolio or an underlying fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio or an underlying fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio or an underlying fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios and the underlying funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

  Reverse repurchase agreements are transactions in which a Portfolio or an underlying fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. A Portfolio or an underlying fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.

  Generally, a reverse repurchase agreement enables a Portfolio or an underlying fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Portfolio or an underlying fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio or an underlying fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Portfolio's holdings or an underlying fund's portfolio holdings, although the Portfolio's or the underlying fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, the Portfolio or the underlying fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio or the underlying fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.

INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING FUNDS

  The Smart Portfolios are "funds of funds" that invest in other underlying funds and do not directly invest in the securities or use the investment techniques described in this section. This section discusses investment strategies of the underlying funds in which the Smart Portfolios may invest. This section also details the risks associated with each investment strategy, because each investment vehicle and technique contributes to the Smart Portfolios' overall risk profile.

Illiquid Investments

  Each underlying fund (except money market funds) may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). Money market funds may only invest up to 10% of their net assets in illiquid securities. The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the underlying funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
  (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Investments in Rule 144A Securities could have the effect of increasing the level of a fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the underlying funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the "1933 Act").

  If illiquid securities exceed 15% of an underlying fund's net assets after the time of purchase, the underlying fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the underlying fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of an underlying fund to decline.

  Each underlying fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each underlying fund may make an initial investment of up to 0.5% of its total assets in any one venture capital company. An underlying fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

  Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The underlying funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the underlying funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the underlying funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in an underlying fund's NAV.

Securities Lending

  Under procedures adopted by its Trustees, an underlying fund may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The underlying fund does not have the right to vote on securities while they are being lent; however, it may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in non-affiliated money market funds or other accounts.

Foreign Securities

  Within the parameters of its specific investment policies, each underlying fund, including each Risk-Managed Fund to the extent that foreign securities may be included in its respective benchmark index, may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because an underlying fund's performance may depend on factors other than the performance of a particular company. These factors include:

  CURRENCY RISK. As long as an underlying fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When an underlying fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of an underlying fund's assets from that country.




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  REGULATORY RISK. There may be less government supervision of foreign markets.
  As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder an underlying fund's ability to buy and sell emerging market securities in a timely manner, affecting the underlying fund's investment strategies and potentially affecting the value of the underlying fund.

  TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


  EMERGING MARKETS. Within the parameters of their specific investment policies, the underlying funds, particularly Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus International Forty Fund, Janus Overseas Fund, and Janus Worldwide Fund, may invest their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index(SM). The underlying Janus Global Real Estate Fund and Janus International Equity Fund will normally limit their investments in emerging market countries to 15% of their net assets. The underlying Janus Contrarian Fund and Janus Long/Short Fund have, at times, invested a significant portion of their assets in emerging markets and may continue to do so. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an underlying fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the underlying funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the underlying funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The underlying funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each underlying fund's investments by country is contained in the underlying funds' shareholder reports and Form N-Q reports, which are filed with the SEC.


Borrowing

  The underlying Janus Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, a fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The underlying fund may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the underlying fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

  The use of borrowing by the underlying Janus Long/Short Fund involves special risk considerations that may not be associated with other underlying funds having similar policies. Because substantially all of the underlying fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the underlying fund's agreement with its lender, the NAV per share of the underlying fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the underlying fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the underlying fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the underlying fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the underlying fund compared with what it would have been without leverage.

Short Sales

  Each underlying fund, with the exception of the Risk-Managed Funds, may engage in "short sales against the box." This technique involves either selling short a security that an underlying fund owns, or selling short a security that the underlying fund has the right to obtain, for delivery at a specified date in the future. An underlying fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. An underlying fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, an underlying fund loses the opportunity to participate in the gain.

  Each underlying fund, with the exception of the Risk-Managed Funds, may also engage in other short sales. An underlying fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security's market purchase price will be less than its borrowing price. In a short sale transaction, an underlying fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, an underlying fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, an underlying fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the underlying fund replaces the borrowed security, and the underlying fund may realize a gain if the security declines in price between those same dates. Although an underlying fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, an underlying fund may also be required to pay a premium, which would increase the cost of the security sold.

  The underlying funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and an underlying fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that an underlying fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

  Until an underlying fund closes its short position or replaces the borrowed security, the underlying fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the underlying fund's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the underlying fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the underlying fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The underlying funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by an underlying fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the underlying fund's borrowing restrictions. This requirement to segregate assets limits an underlying fund's leveraging of its investments and the related risk of losses from leveraging. An underlying fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. An underlying fund's ability to invest in short sales may be limited, as described in the fund's prospectus.


Zero Coupon, Step Coupon, and Pay-In-Kind Securities

  Within the parameters of its specific investment policies, each underlying fund, with the exception of the Risk-Managed Funds, may invest up to 10% (without limit for Janus Flexible Bond Fund and Janus High-Yield Fund) of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any underlying fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

  Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, an underlying fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because an underlying fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that underlying fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. An underlying fund might obtain such cash from selling other portfolio holdings, which may cause that underlying fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which underlying fund expenses could be allocated and to reduce the rate of return for that underlying fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for an underlying fund to sell the securities at the time.

  Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

  The underlying funds, with the exception of the Risk-Managed Funds, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the underlying funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("Ginnie Mae") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. An underlying fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

  The Federal Home Loan Mortgage Corporation ("Freddie Mac") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae

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  Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  The Federal National Mortgage Association ("Fannie Mae") issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  On September 7, 2008, the Federal Housing Finance Agency ("FHFA"), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac's assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA's conservatorship will have on Fannie Mae and Freddie Mac's debt and equities is unclear.

  Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the underlying funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of an underlying fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by an underlying fund might be converted to cash, and the underlying fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit an underlying fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

  The underlying funds' investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

  The underlying funds, with the exception of the Risk-Managed Funds, also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, an underlying fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the underlying funds' prospectuses may apply.




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

Investment Company Securities

  Each of the Smart Portfolios may invest up to 100% of its total assets in other Janus funds in reliance on Section 12(d)(1)(G) of the 1940 Act.

  From time to time, the underlying funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits an underlying fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of an underlying fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by an underlying fund having a value in excess of 10% of the underlying fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to an underlying fund if, after the sale: (i) the underlying fund owns more than 3% of the other investment company's voting stock or (ii) the underlying fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The underlying funds may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The underlying funds may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The underlying funds may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the underlying funds invest in money market funds or other funds, the underlying funds will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, as the adviser to the underlying funds and the money market funds or other funds or investment vehicles in which the underlying funds may invest, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the underlying funds and the money market funds and other funds.

  Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the underlying funds, to acquire their securities in excess of the limits of the 1940 Act.

Depositary Receipts

  The underlying funds, including the Risk-Managed Funds to the extent that they may be included in their benchmark index, may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The underlying funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.




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  Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the underlying funds' prospectuses.

U.S. Government Securities


  To the extent permitted by its investment objective and policies, each underlying fund, particularly Janus Balanced Fund, Janus Flexible Bond Fund, and Janus Short-Term Bond Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which an underlying fund may invest include U.S. Treasury securities, including Treasury Inflation Protection Securities (TIPS), and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which an underlying fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the underlying funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.


Municipal Obligations

  The underlying funds, with the exception of the Risk-Managed Funds, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable an underlying fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

  Other types of income-producing securities that the underlying funds, with the exception of the Risk-Managed Funds, may purchase include, but are not limited to, the following types of securities:

  INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No underlying fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, an underlying fund could lose money, or its NAV could decline by the use of inverse floaters.

  STANDBY COMMITMENTS. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.




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

  STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security's liquidity.

  The underlying funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

  VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

  In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, an underlying fund could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts ("REITs")

  Within the parameters of their specific investment policies, the underlying funds may invest in REITs. The underlying Janus Global Real Estate Fund may invest a significant amount of its assets in these types of securities. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject an underlying fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of an underlying fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

  Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through an underlying fund, a shareholder will bear not only his or her proportionate share of the expenses of an underlying fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Mortgage Dollar Rolls

  The underlying Janus Flexible Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, Janus Long/Short Fund, and Janus Short-Term Bond Fund may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar roll" transaction, an underlying fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an underlying fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the underlying fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to an underlying fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

  An underlying fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by an underlying fund, maintained in a segregated account. To the extent that the underlying fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, an underlying fund foregoes principal and interest paid on the mortgage-backed security. An underlying fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the "drop," as well as the interest earned on the cash proceeds of the initial sale.

  Successful use of mortgage dollar rolls depends on an underlying fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities an underlying fund is required to purchase may decline below the agreed upon repurchase price.

Bank Loans

  The underlying Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund (no more than 20% of an underlying fund's total assets), and Janus Long/Short Fund (no more than 5% of the underlying fund's total assets) may invest in bank loans, which include institutionally traded floating rate securities.

  Bank loans, which include institutionally traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancing, and often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. The underlying funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder's portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk.

  When an underlying fund purchases an assignment, the underlying fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by an underlying fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, an underlying fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. An underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.

  If an underlying fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. An underlying fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. An underlying fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by an underlying fund to receive scheduled interest or principal payments may adversely affect the income of the underlying fund and may likely reduce the value of its assets, which would be reflected by a reduction in the underlying fund's NAV.

  The borrower of a loan in which an underlying fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that an underlying fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in an underlying fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the underlying fund.




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

  FLOATING RATE LOANS
  Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an "agent") for a lending group or "syndicate" of financial institutions. In most cases, an underlying fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as an underlying fund, and the agent may determine to waive certain covenants contained in the loan agreement that an underlying fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, an underlying fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform credit analysis on the agent or other intermediate participants.


  Floating rate loans have interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks ("Prime Rate") or the rate paid on large certificates of deposit traded in the secondary markets ("CD rate"). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in an underlying fund's net asset value as a result of changes in interest rates. The underlying fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.


  While the underlying funds generally expect to invest in fully funded term loans, certain of the loans in which the underlying funds may invest include revolving loans and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower's discretion. As such, an underlying fund would need to maintain amounts sufficient to meet its contractual obligations. In cases where an underlying fund invests in revolving loans and delayed draw term loans, the underlying fund will maintain high quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to an underlying fund than investments in floating rate loans. Loans involving revolving credit facilities or delayed terms may require an underlying fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, an underlying fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.

  Purchasers of floating rate loans may pay and/or receive certain fees. The underlying funds may receive fees such as covenant waiver fees or prepayment penalty fees. An underlying fund may pay fees such as facility fees. Such fees may affect an underlying fund's return.

  The underlying funds do not intend to purchase floating rate loans through private placements or other transactions that may involve confidential information. Such a policy may place an underlying fund at a disadvantage relative to other investors in floating rate loans who do not follow such a policy, as an underlying fund may be limited in its available investments or unable to make accurate assessments related to certain investments.

  Notwithstanding its intention to generally not receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in an underlying fund's holdings. To the extent required by applicable law, Janus Capital's ability to trade in these loans for the account of an underlying fund could potentially be limited by its possession of such information, which could have an adverse effect on an underlying fund by, for example, preventing the underlying fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

  The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, an underlying fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  OTHER FLOATING RATE SECURITIES
  The underlying funds may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.

High-Yield/High-Risk Bonds


  Within the parameters of its specific investment policies, each underlying fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). The underlying Janus High-Yield Fund may invest without limit in such bonds. Under normal circumstances, each of the underlying funds indicated will limit its investments in such bonds to 35% of its net assets (Janus Balanced Fund, Janus Enterprise Fund, Janus Flexible Bond Fund, Janus Forty Fund, Janus Fund, Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Real Estate Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Growth and Income Fund, Janus International Forty Fund, Janus Long/Short Fund, Janus Orion Fund, Janus Overseas Fund, Janus Research Core Fund, Janus Research Fund, Janus Short-Term Bond Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, and Janus Worldwide Fund) or 20% of its net assets (Janus Contrarian Fund, Janus International Equity Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund). The underlying Risk-Managed Funds do not intend to invest in high-yield/high-risk bonds.


  Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an underlying fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

  Any underlying fund may also invest in unrated bonds of foreign and domestic issuers. For the underlying funds subject to such limit, unrated bonds may be included in each underlying fund's limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. An underlying fund's portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

  An underlying fund may hold defaulted securities if its portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the underlying funds subject to such limit, defaulted securities will be included in each underlying fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' and/or investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

  FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

  DISPOSITION OF PORTFOLIO SECURITIES. Although the underlying funds generally will purchase securities for which the portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The underlying funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the underlying funds' ability to readily dispose of securities to meet redemptions.

  OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the underlying funds.

Futures, Options, and Other Derivative Instruments

  The underlying funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

  An underlying fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When an underlying fund invests in a derivative for speculative purposes, the underlying fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. An underlying fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

  Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

  Credit risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the underlying fund.

  Currency risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

  Leverage risk - the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. An underlying fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

  Liquidity risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.


  Index risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the underlying fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the underlying fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.


  Derivatives may generally be traded over-the-counter ("OTC") or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser's needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

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  FUTURES CONTRACTS. The underlying funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by a Portfolio and the Internal Revenue Code), or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant ("FCM") or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.


  The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the underlying funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of an underlying fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of an underlying funds, that underlying fund may be entitled to return of margin owed to such underlying fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the underlying funds do business. FCMs may no longer maintain margin assets with the underlying funds' custodian or subcustodian and are required to hold such accounts directly.

  The underlying funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The underlying funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the underlying funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

  Although an underlying fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that underlying fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because an underlying fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such underlying fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

  The underlying funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. An underlying fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the underlying fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that underlying fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that underlying fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. An underlying fund may also use this technique with respect to an individual company's stock. To the extent an underlying fund enters into futures contracts for this purpose, the segregated assets maintained to cover such underlying fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that underlying fund with respect to the futures contracts. Conversely, if an underlying fund holds stocks and seeks to protect itself from a decrease in stock prices, the underlying fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if an underlying fund holds an individual company's stock and expects the price of that stock to decline, the underlying fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. An underlying fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

  If an underlying fund, with the exception of the underlying Risk-Managed Funds, owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that underlying fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that underlying fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of the underlying fund's interest rate futures contract would increase, thereby keeping the NAV of the underlying fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, an underlying fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although an underlying fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

  Futures contracts entail risks. There is no guarantee that derivative investments will benefit the underlying funds. An underlying fund's performance could be worse than if such underlying fund had not used such instruments. For example, if an underlying fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that underlying fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the underlying fund's portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if an underlying fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such underlying fund.

  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to an underlying fund will not match exactly such underlying fund's current or potential investments. An underlying fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such underlying fund's investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with an underlying fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between an underlying fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. An underlying fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in an underlying fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that underlying fund's other investments.

  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for an underlying fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, an underlying fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such underlying fund's access to other assets held to cover its futures positions also could be impaired.

  OPTIONS ON FUTURES CONTRACTS. The underlying funds may buy and write put and call options on futures contracts. A purchased option on a future gives an underlying fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when an underlying fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.

  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, an underlying fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that underlying fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, an underlying fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that underlying fund is considering buying. If a call or put option an underlying fund has written is exercised, such underlying fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, an underlying fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, an underlying fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

  The amount of risk an underlying fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

  FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The underlying funds, with the exception of the Risk-Managed Funds, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the underlying funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

  The following discussion summarizes the underlying funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). An underlying fund may enter into forward currency contracts with stated contract values of up to the value of that underlying fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). An underlying fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. An underlying fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). An underlying fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. An underlying fund also may enter into a forward currency contract with respect to a currency where the underlying fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances an underlying fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

  These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on an underlying fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting an underlying fund's currency exposure from one foreign currency to another removes that underlying fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such underlying fund if its portfolio managers' and/or investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for an underlying fund than if it had not entered into such contracts.

  In general, the underlying funds cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that an underlying fund is not able to cover its forward currency positions with underlying portfolio securities, the underlying fund's custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such underlying fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, an underlying fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such underlying fund's commitments with respect to such contracts. As an alternative to segregating assets, an underlying fund may buy call options permitting such underlying fund to buy the amount of foreign currency being hedged by a forward sale contract, or an underlying fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the underlying funds' ability to utilize forward contracts may be restricted. In addition, an underlying fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge underlying fund assets.

  OPTIONS ON FOREIGN CURRENCIES. The underlying funds, with the exception of the Risk-Managed Funds, may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, an underlying fund may buy put options on the foreign currency. If the value of the currency declines, such underlying fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an underlying fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to an underlying fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, an underlying fund could sustain losses on transactions in foreign currency options that would require such underlying fund to forego a portion or all of the benefits of advantageous changes in those rates.

  The underlying funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, an underlying fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, an underlying fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that underlying fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and an underlying fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, an underlying fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  The underlying funds may write covered call options on foreign currencies. A call option written on a foreign currency by an underlying fund is "covered" if that underlying fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if an underlying fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such underlying fund in cash or other liquid assets in a segregated account with the underlying fund's custodian.

  The underlying funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which an underlying fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, an underlying fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  EURODOLLAR INSTRUMENTS. The underlying funds, with the exception of the Risk-Managed Funds, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. An underlying fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

  ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the underlying funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

  Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting an underlying fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

  In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in an underlying fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

  An underlying fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that underlying fund. Such participation may subject an underlying fund to expenses such as legal fees and may make that underlying fund an "insider" of the issuer for purposes of the federal securities laws, which may restrict that underlying fund's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by an underlying fund on such committees also may expose that underlying fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. An underlying fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that underlying fund's rights as a creditor or to protect the value of securities held by that underlying fund.


  OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the underlying funds may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Such investments may be made in an effort to increase current income and to reduce fluctuations in NAV. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put's exercise price; and (ii) for a written call, owning the underlying instrument. The underlying funds may write and buy options on the same types of securities that the underlying funds may purchase directly. The underlying funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option's expiration date. A European-style option is an option contract that can only be exercised on the option's expiration date.

  An underlying fund may cover its obligations on a put option by segregating cash or other liquid assets with the underlying fund's custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. An underlying fund may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by the underlying fund in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.



  An underlying fund may cover its obligations on a call option by segregating cash or other liquid assets with the fund's custodian for a value equal to:
  (i) the full notional value of the call for physically settled options; or
  (ii) the in-the-money value of the call for cash settled options. An underlying fund may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the underlying fund's custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or
  (b) is greater than the exercise price of the call written if the difference is maintained by that underlying fund in cash or other liquid assets in a segregated account with its custodian.


  An underlying fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.


  The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.


  The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

  The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  In the case of a written call option, effecting a closing transaction will permit an underlying fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit an underlying fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit an underlying fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If an underlying fund desires to sell a particular security from its portfolio on which it has written a call option, such underlying fund will effect a closing transaction prior to or concurrent with the sale of the security.

  An underlying fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. An underlying fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by an underlying fund.

  An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, an underlying fund may not be able to effect closing transactions in particular options and that underlying fund would have to exercise the options in order to realize any profit. If an underlying fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

  An underlying fund may write options in connection with buy-and-write transactions. In other words, an underlying fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, an underlying fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that underlying fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

  The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and an underlying fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, an underlying fund may elect to close the position or take delivery of the security at the exercise price and that underlying fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

  An underlying fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, an underlying fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

  An underlying fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such underlying fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that underlying fund.

  An underlying fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that an underlying fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

  OPTIONS ON SECURITIES INDICES. The underlying funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange ("NYSE") Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

  Options on securities indices are similar to options on securities except that
  (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

  OPTIONS ON NON-U.S. SECURITIES INDICES. The underlying funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The underlying funds may also purchase and write OTC options on foreign securities indices.

  The underlying funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The underlying funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.

  Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the underlying funds generally will only purchase or write such an option if Janus Capital or the subadviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The underlying funds will not purchase such options unless Janus Capital or the subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

  Price movements in an underlying fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. An underlying fund's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

  In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

  YIELD CURVE OPTIONS. The underlying funds may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.


  SWAPS AND SWAP-RELATED PRODUCTS. Certain underlying funds may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year.

  An underlying fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from an underlying fund. The underlying funds will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with an underlying fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of an underlying fund's obligations over its entitlement with respect to each swap will be calculated on a daily basis, and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the underlying fund's custodian. If an underlying fund enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

  Swap agreements entail the risk that a party will default on its payment obligations to the underlying fund. If there is a default by the other party to such a transaction, an underlying fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that an underlying fund will not be able to meet its obligation to the counterparty.


  An underlying fund normally will not enter into any equity or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital's guidelines may be adjusted in accordance with market conditions. Janus Capital (or the subadviser, if applicable) will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by an NRSRO will meet Janus Capital's guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.


  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent an underlying fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

  There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by an underlying fund. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by an underlying fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that an underlying fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. An underlying fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

  Another form of a swap agreement is the credit default swap. An underlying fund may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of the underlying fund) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, an underlying fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, an underlying fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, an underlying fund would keep the stream of payments and would have no payment obligations. As the seller, an underlying fund would effectively add leverage to its portfolio because, in addition to its total net assets, that underlying fund would be subject to investment exposure on the notional amount of the swap. An underlying fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the underlying fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the underlying fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

  Credit default swap agreements may involve greater risks than if an underlying fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to



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

  illiquidity risk, counterparty risk, and credit risk. An underlying fund will generally incur a greater degree of risk when it sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, an underlying fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by an underlying fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to an underlying fund.


  An underlying fund may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps that are based on an index of credit default swaps ("CDXs") or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.


  An underlying fund investing in CDXs is normally only permitted to take long positions in these instruments. An underlying fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. An underlying fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the underlying fund. By investing in CDXs, an underlying fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.

  STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

  Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify an underlying fund's gains or losses. The risk of collateral debt obligations depends largely on the type of collateral security. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.

  Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, an underlying fund's ability to resell such a structured instrument may be more limited than its ability to resell other underlying fund securities. The underlying funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each underlying fund's net assets, when combined with all other illiquid investments of each underlying fund.


Investment Strategies and Risks Applicable only to an Affiliated Underlying Money Market Fund



  An affiliated underlying money market fund ("underlying money market fund") may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in




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  U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two NRSROs or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, an underlying money market fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.


  Under Rule 2a-7, an underlying money market fund may not invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases the underlying money market fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

  Pursuant to Rule 2a-7, an underlying money market fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, an underlying money market fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, the underlying money market fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) the greater of 1% of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) 5% of its total assets in second-tier securities.

  The following is a discussion regarding types of securities in which an underlying money market fund may invest. This information supplements and should be read in conjunction with the underlying money market fund's prospectus.

Participation Interests

  An underlying money market fund may purchase participation interests in loans or securities in which the underlying money market fund may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives an underlying money market fund an undivided interest in the underlying loans or securities in the proportion that the underlying money market fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, an underlying money market fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the underlying money market fund's participation interest. An underlying money market fund intends to exercise any demand rights it may have upon default under the terms of the loan or security to provide liquidity or to maintain or improve the quality of the underlying money market fund's investment portfolio. An underlying money market fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

  An underlying money market fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

  Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by an underlying money market fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of an underlying money market fund, as well as other money market rates of interest. An underlying money market fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.




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

Mortgage- and Asset-Backed Securities

  An underlying money market fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

  Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

  As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to an underlying money market fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

  In addition to interest rate risk, investments in mortgage-backed securities including those comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Thus, if borrowers are unable to make their payments, the mortgages underlying mortgage-backed securities may have higher default rates.

  An underlying money market fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages, which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. An underlying money market fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of an underlying money market fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

  Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

  Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

  An underlying money market fund may also invest in privately-issued mortgage-backed securities to the extent permitted by its investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac, Fannie Mae, or by pools of conventional mortgages.

  Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, an underlying money market fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon future date. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause an underlying money market fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, an underlying money market fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent an underlying money market fund's collateral focuses in one or more sectors, such as banks and financial services, that underlying money market fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 10% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of an underlying money market fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital's analysis of the creditworthiness of the counterparty will be accurate and the underlying collateral involved in the transaction can expose an underlying money market fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

  Reverse repurchase agreements are transactions in which an underlying money market fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. An underlying money market fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

  Generally, a reverse repurchase agreement enables an underlying money market fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to an underlying money market fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by an underlying money market fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on an underlying money market fund's portfolio, although an underlying money market fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, an underlying money market fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. An underlying money market fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.




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

  Structured investment vehicles and other similar vehicles ("structured vehicles") issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. Structured vehicle debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. Structured vehicle portfolios generally consist of finance company debt and structured finance assets. A structured vehicle purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. Structured vehicles typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. Structured vehicles also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and asset-backed securities.

  Because structured vehicles depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the structured vehicles may have to liquidate assets at a loss. Also, with respect to structured vehicles' assets in finance companies, an underlying money market fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the underlying money market fund.

When-Issued and Delayed Delivery Securities

  An underlying money market fund may purchase securities on a when-issued or delayed delivery basis. An underlying money market fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, an underlying money market fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, an underlying money market fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, an underlying money market fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its NAV.

Debt Obligations

  An underlying money market fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the 1933 Act or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, some of these securities, however, are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

  An underlying money market fund may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Obligations of Financial Institutions

  An underlying money market fund may invest in obligations of financial institutions. Examples of obligations in which an underlying money market fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. An underlying money market fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which an underlying money market fund may invest.

  Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by an underlying money market fund but may be subject to early withdrawal penalties that could reduce that underlying money market fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

  Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

  Foreign, Eurodollar and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

Municipal Leases

  An underlying money market fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. An underlying money market fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit or guarantee of a bank or other entity that meets certain criteria.

  In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
  (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

  Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to an underlying money market fund, and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of that underlying money market fund.

PORTFOLIO TURNOVER

  Portfolio turnover rates for the fiscal years ended October 31, 2008 and October 31, 2007 are presented in the table below. As a reference point, a portfolio turnover rate of 100% would mean that a Portfolio had sold and purchased securities valued at 100% of its net assets within a one-year period. A Portfolio cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Portfolio,



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

  fluctuating volume of shareholder purchase and redemption orders, the nature of a Portfolio's investments, and the investment style and/or outlook of the portfolio manager. A Portfolio's turnover rate may be higher when a Portfolio finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Portfolio performance.

                                                            Portfolio Turnover Rate for    Portfolio Turnover Rate for
                                                               the fiscal year ended          the fiscal year ended
  Portfolio Name                                                  October 31, 2008               October 31, 2007
  --------------------------------------------------------------------------------------------------------------------
  Janus Smart Portfolio - Growth                                        55%                            19%

  Janus Smart Portfolio - Moderate                                      71%                            15%

  Janus Smart Portfolio - Conservative                                  90%                            16%



PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each Portfolio at janus.com.


  - TOP HOLDINGS. Each portfolio's top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

  - OTHER INFORMATION. Each portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.


  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.


  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a Portfolio has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.


  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.



   NAME                                                 FREQUENCY            LAG TIME
   ----                                                 ---------            --------
   ACA Compliance Group                                 As needed            Current
   Barclays Capital Inc.                                Daily                Current
   Bowne & Company Inc.                                 Daily                Current
   Brockhouse & Cooper Inc.                             Quarterly            Current
   Brown Brothers Harriman & Co.                        Daily                Current
   Callan Associates Inc.                               As needed            Current
   Cambridge Associates LLC                             Quarterly            Current
   Canterbury Consulting Inc.                           Monthly              Current
   Charles River Systems, Inc.                          As needed            Current
   Charles Schwab & Co., Inc.                           As needed            Current
   Citibank, N.A.                                       Daily                Current
   CMS BondEdge                                         As needed            Current
   Consulting Services Group, LLC                       As needed            Current
   Deloitte & Touche LLP                                As needed            Current
   Deloitte Tax LLP                                     As needed            Current
   Dresdner Bank, AG New York Branch                    As needed            Current
   Eagle Investment Systems Corp.                       As needed            Current
   Eaton Vance Management                               As needed            Current
   Ennis, Knupp & Associates, Inc.                      As needed            Current
   Ernst & Young LLP                                    As needed            Current
   FactSet Research Systems, Inc.                       As needed            Current
   Financial Models Company, Inc.                       As needed            Current
   FT Interactive Data Corporation                      Daily                Current
   Imagine Software Inc.                                As needed            Current
   Institutional Shareholder Services, Inc.             Daily                Current
   International Data Corporation                       Daily                Current
   Investment Technology Group, Inc.                    Daily                Current
   Jeffrey Slocum & Associates, Inc.                    As needed            Current
   Lehman Brothers Inc.                                 Daily                Current
   Marco Consulting Group, Inc.                         Monthly              Current
   Marquette Associates                                 As needed            Current
   Markit Loans, Inc.                                   Daily                Current
   Mercer Investment Consulting, Inc.                   As needed            Current
   Merrill Communications LLC                           Semi-annually        5 days

   NAME                                                 FREQUENCY            LAG TIME
   ----                                                 ---------            --------
   Moody's Investors Service Inc.                       Weekly               7 days or more
   New England Pension Consultants                      Monthly              Current
   Omgeo LLC                                            Daily                Current
   PricewaterhouseCoopers LLP                           As needed            Current
   Prima Capital Management, Inc.                       Quarterly            15 days
   R.V. Kuhns & Associates                              As needed            Current
   Reuters America Inc.                                 Daily                Current
   Rocaton Investment Advisors, LLC                     As needed            Current
   Rogerscasey, Inc.                                    Quarterly            Current
   Russell/Mellon Analytical Services, LLC              Monthly              Current
   Sapient Corporation                                  As needed            Current
   SEI Investments                                      As needed            Current
   SimCorp USA, Inc.                                    As needed            Current
   Standard & Poor's                                    Daily                Current
   Standard & Poor's Financial Services                 Weekly               2 days or more
   Standard & Poor's Securities Evaluation              Daily                Current
   State Street Bank and Trust Company                  Daily                Current
   Stratford Advisory Group, Inc.                       As needed            Current
   Summit Strategies Group                              Monthly; Quarterly   Current
   The Yield Book Inc.                                  Daily                Current
   Tower Investment                                     As needed            30 days
   Wachovia Securities LLC                              As needed            Current
   Wall Street On Demand, Inc.                          Monthly; Quarterly   30 days; 15 days
   Wilshire Associates Incorporated                     As needed            Current
   Yanni Partners, Inc.                                 Quarterly            Current
   Zephyr Associates, Inc.                              Quarterly            Current


  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the Portfolios may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Portfolios' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Portfolios' portfolio holdings disclosure policies.

INVESTMENT ADVISER
--------------------------------------------------------------------------------


INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

  As stated in the Prospectuses, each Portfolio and each underlying fund have an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


  Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios' investments, provide office space for the Portfolios, and pay the salaries, fees, and expenses of all Portfolio officers (with some shared expenses with the funds of compensation payable to the funds' Chief Compliance Officer and compliance staff) and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the members of the Board of Trustees are "affiliated persons" of Janus Capital as that term is defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolios. As discussed in this section, Janus Capital has delegated certain of these duties for certain underlying funds to INTECH and Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and each Subadviser.


  Each Smart Portfolio's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Portfolios' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees") and by either a majority of the outstanding voting shares of each Portfolio or the Trustees of the Portfolios. Each Advisory
  Agreement: (i) may be terminated without the payment of any penalty by a Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Portfolio.


  A discussion regarding the basis for the Trustees' approval of the Portfolios' Investment Advisory Agreements will be included in the Portfolios' next annual or semiannual report to shareholders, following such approval. You can request the Portfolios' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.


  The Portfolios pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Portfolio and is calculated at the annual rate of 0.05%.

  Janus Capital has agreed to bear certain expenses incurred in connection with the operation of the Portfolios. The Portfolios will pay those expenses not assumed by Janus Capital, including interest and taxes, brokerage commissions and all other expenses in connection with execution of portfolio transactions, fees and expenses of Independent Trustees and their legal counsel, fees and expenses of consultants to the Portfolios, audit fees, extraordinary costs and expenses of shareholder meetings and reports to shareholders, and transfer agency fees and expenses.

  Janus Capital has entered into an agreement with Wilshire Associates Inc. ("Wilshire"), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital may use when determining asset class allocations for the Portfolios. Based upon information provided by Janus Capital, Wilshire also provides quantitative and qualitative evaluations of the investment style of the underlying funds' portfolio managers and/or investment personnel. Janus Capital may use these evaluations in its decisions to allocate assets among underlying funds. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

  EXPENSE LIMITATIONS


  Janus Capital agreed by contract to waive the advisory fee payable by each Portfolio in an amount equal to the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), distribution and shareholder servicing fees (12b-1) applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fee applicable to Class S Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses exceed the annual rate shown below.

  For information about how these expense limits affect the total expenses of the Portfolios, refer to the table in the "Fees and Expenses" section of the Portfolios' Prospectuses. Provided that Janus Capital remains investment adviser to the Portfolios, Janus Capital has agreed to continue each waiver until at least November 1, 2010.



                                                                                 Expense Limit
  Portfolio Name                                                                Percentage (%)
  --------------------------------------------------------------------------------------------
  Janus Smart Portfolio - Growth                                                     0.45
  Janus Smart Portfolio - Moderate                                                   0.39
  Janus Smart Portfolio - Conservative                                               0.40





  The Portfolios benefit from the investment advisory services provided to the underlying funds and, as shareholders of those underlying funds, indirectly bear a proportionate share of those underlying funds' advisory fees.

  The following table summarizes the advisory fees paid by the Portfolios and any advisory fee waivers for the fiscal years ended October 31. The information presented in the table below reflects the investment advisory fees in effect during the fiscal years shown.


                                                                      2008                           2007
                                                          ---------------------------    ---------------------------
  Portfolio Name                                          Advisory Fees   Waivers (-)    Advisory Fees   Waivers (-)
  ------------------------------------------------------------------------------------------------------------------
  Janus Smart Portfolio - Growth                             $91,546        -$24,015        $62,354        -$35,502
  Janus Smart Portfolio - Moderate                           $66,325        -$48,798        $43,731        -$43,731(1)
  Janus Smart Portfolio - Conservative                       $44,173        -$44,173(1)     $20,756        -$20,756(1)



  (1) The waiver by Janus Capital exceeded the advisory fee.

UNDERLYING FUNDS


  Janus Capital also receives an investment advisory fee for managing the underlying funds. Each underlying fund pays a monthly investment advisory fee to Janus Capital for its services. For those with an annual fixed-rate fee, the fee is based on the average daily net assets of each underlying fund and is calculated at an annual rate for each underlying fund. Certain underlying funds have a performance-based fee structure. These underlying funds pay a fee that may adjust up or down based on the underlying fund's performance relative to its benchmark index. For more information regarding the underlying funds' investment advisory fees and expense limitations, please refer to the underlying funds' prospectuses and statements of additional information.


SUBADVISERS OF CERTAIN UNDERLYING FUNDS


  Janus Capital has entered into Sub-Advisory Agreements on behalf of the underlying INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund with INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC). Janus Capital, not the underlying funds, pays INTECH a subadvisory fee for services provided to the underlying funds. Janus Capital has entered into Sub-Advisory Agreements, on behalf of the underlying Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund, with Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC). Janus Capital, not the underlying funds, pays Perkins a subadvisory fee for services provided to the underlying funds.


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  CLASS A SHARES AND CLASS C SHARES
  In addition to payments made under 12b-1 plans, Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are AIG Advisor Group, Inc. and its broker-dealer subsidiaries; Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Morgan Stanley Smith Barney, LLC; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wells Fargo Advisors, LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.


  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries' fees for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a Portfolio's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and when considering which share class of the Portfolios is most appropriate for you.

  Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  CLASS I SHARES AND CLASS S SHARES
  With respect to Class I Shares and Class S Shares, Janus Capital, Janus Distributors, or their affiliates may pay, from their own assets, financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and, if applicable, considering which share class of a Portfolio is most appropriate for you.

  Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Portfolios, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

  With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital and Perkins, accounts will participate in an IPO if the portfolio managers and/or investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group") based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers' and/or investment personnel's account group among all participating portfolio managers and/or investment personnel. Any account(s) participating in an IPO which has been classified (small-, mid-, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group as small-, mid-, large-, or multi-cap (accounts assigned to the multi-cap classification can participate in IPOs with any market capitalization) will continue to have the portfolio managers' and/or investment personnel's original indication/target filled in the aftermarket unless instructed by the portfolio managers and/or investment personnel to do otherwise. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard outlined below. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

  Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.


  Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but not held long in the account the manager is placing the short in. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Long/Short Fund and other Janus funds and accounts.


  Pursuant to an exemptive order granted by the SEC, the Portfolios and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

  Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

  The officers and Trustees of the Portfolios may also serve as officers and Trustees of the underlying funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Portfolios and the underlying funds. The Trustees intend to address any such conflicts as deemed appropriate.

  JANUS ETHICS RULES

  Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Portfolio shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Portfolio shareholders; (v) conduct all personal trading, including transactions in the Portfolios and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and
  (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Portfolios, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolios. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Portfolios for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Portfolios, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES


  Each Portfolio's Trustees have delegated to Janus Capital the authority to vote all proxies relating to such Portfolio's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures is available without charge: (i) upon request, by calling 1-877-335-2687; (ii) on the Portfolios' website at janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at janus.com/proxyvoting.



  Each Portfolio's proxy voting record for the one-year period ending each June 30th is available, free of charge, through janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.


Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES

  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  The Portfolios own shares in underlying funds. If an underlying fund has a shareholder meeting, the Portfolios normally would vote their shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund.

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES

  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period).


  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------



  State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Portfolios, the non-money market underlying funds, and an affiliated cash management pooled investment vehicle. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940
  Act) of the Portfolios' securities and cash held outside the United States. The Portfolios' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Portfolios' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.



  Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the custodian for the underlying affiliated money market funds. The custodian holds the underlying fund's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the underlying fund.



  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolios' and the underlying funds' transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Portfolios.



  Certain intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Portfolios to Janus Services, which uses such fees to reimburse intermediaries.



  Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Portfolios for providing or procuring administrative services to investors in Class S Shares of the Portfolios. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.



  As of the date of this SAI, Janus Services did not receive any administrative services fees from Class S Shares because Class S Shares are new.



  Janus Services is not compensated for its services related to Class A Shares, Class C Shares, and Class I Shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the fees charged by certain intermediaries for administrative services including, but not limited to, recordkeeping, subaccounting, order processing for omnibus or networking accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Portfolios. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems or those processed on a manual basis by Janus Services.



  The Portfolios pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for the use of DST's shareholder accounting system. The Portfolios also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Portfolio shareholder transaction confirmations. In addition, the Portfolios use DST systems to track and process contingent deferred sales charges. The Portfolios currently pay DST annual per account rates for these systems. These fees are only charged to classes of the Portfolios with contingent deferred sales charges.



  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Portfolios and the underlying funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Portfolios in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Portfolio's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors' registered representatives are paid for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  The Portfolios will purchase and sell the principal portion of their Portfolio securities (i.e., shares of the underlying funds) by dealing directly with the issuer of the underlying funds. As such, the Portfolios are not expected to incur brokerage commissions.

  Except for the underlying subadvised funds, Janus Capital places all portfolio transactions of the underlying funds and has a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed in the underlying funds' statements of additional information) provided that Janus Capital may occasionally pay higher commissions for research services. For more information regarding the brokerage commissions paid, please refer to the underlying funds' prospectuses and statements of additional information.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).


  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolios' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. As of the date of this SAI, collectively, the two registered investment companies consist of 52 series or funds.



  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Portfolios may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolios, except for the Portfolios' Chief Compliance Officer, as authorized by the Trustees.




-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                             POSITIONS                                                 PORTFOLIOS/FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     THE TRUST  TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin         Chairman   1/08-Present   Formerly, Executive Vice        52                   Chairman of the
 151 Detroit Street                                    President and Chief Operating                        Board and Director
 Denver, CO 80206            Trustee    6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                             Brothers Fund (a private                             Fund for
                                                       family foundation) (1998-                            Foundations
                                                       2006).                                               Investment Program
                                                                                                            (TIP) (consisting
                                                                                                            of 4 funds) and the
                                                                                                            F.B. Heron
                                                                                                            Foundation (a
                                                                                                            private grantmaking
                                                                                                            foundation).
-------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro            Trustee    11/05-Present  General partner of Crosslink    52                   Director of
 151 Detroit Street                                    Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                      firm (since 2008). Formerly,                         (internet
 DOB: 1956                                             partner of Tango Group, a                            technology), Lijit
                                                       private investment firm (1999-                       Networks, Inc.
                                                       2008).                                               (internet
                                                                                                            technology), and
                                                                                                            LogRhythm Inc.
                                                                                                            (software
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.       Trustee    6/02-Present   President and Chief Executive   52                   Chairman of the
 151 Detroit Street                                    Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                      Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                             (since 1997).                                        (biotechnology
                                                                                                            firm); Director of
                                                                                                            W.W. Grainger, Inc.
                                                                                                            (industrial
                                                                                                            distributor); and
                                                                                                            Trustee of WTTW
                                                                                                            (Chicago public
                                                                                                            television station)
                                                                                                            and the University
                                                                                                            of Chicago.
-------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen            Trustee    2/71-Present   Chief Executive Officer of Red  52*                  Chairman of the
 151 Detroit Street                                    Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                      (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                             private investor.                                    Robin Gourmet
                                                                                                            Burgers, Inc.; and
                                                                                                            Director of Janus
                                                                                                            Capital Funds Plc
                                                                                                            (Dublin-based, non-
                                                                                                            U.S. funds).
-------------------------------------------------------------------------------------------------------------------------------




 * Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                             POSITIONS                                                 PORTFOLIOS/FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     THE TRUST  TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
-------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe              Trustee    1/97-Present   Co-founder and Managing         52                   Director of Red
 151 Detroit Street                                    Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                      Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                             (private investment in public
                                                       equity firm), and Professor
                                                       Emeritus of Business of the
                                                       University of Colorado,
                                                       Colorado Springs, CO (since
                                                       2004). Formerly, Professor of
                                                       Business of the University of
                                                       Colorado (2002-2004); and
                                                       Distinguished Visiting
                                                       Professor of Business (2001-
                                                       2002) of Thunderbird (American
                                                       Graduate School of
                                                       International Management),
                                                       Glendale, AZ.
-------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart          Trustee    6/84-Present   Corporate Vice President and    52                   N/A
 151 Detroit Street                                    General Manager of MKS
 Denver, CO 80206                                      Instruments - HPS Products,
 DOB: 1944                                             Boulder, CO (a manufacturer of
                                                       vacuum fittings and valves).
-------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger         Trustee    8/69-Present   Private investor and            52                   N/A
 151 Detroit Street                                    Consultant to California
 Denver, CO 80206                                      Planned Unit Developments
 DOB: 1938                                             (since 1994). Formerly, CEO
                                                       and President of Marwal, Inc.
                                                       (homeowner association
                                                       management company).
-------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf               Trustee    11/05-Present  Retired. Formerly, Chairman     52                   Director of Wal-
 151 Detroit Street                                    and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                      Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                             (advertising agency) (2001-                          History (Chicago,
                                                       2005).                                               IL), Children's
                                                                                                            Memorial Hospital
                                                                                                            (Chicago, IL),
                                                                                                            Chicago Council on
                                                                                                            Global Affairs, and
                                                                                                            InnerWorkings (U.S.
                                                                                                            provider of print
                                                                                                            procurement
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS,                                                  LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH THE TRUST      TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Daniel Scherman              Executive Vice President and       12/05-Present     Senior Vice President of Janus Capital.
 151 Detroit Street           Portfolio Manager                                    Formerly, Vice President and Director of
 Denver, CO 80206             Janus Smart Portfolio -                              Risk and Trading for Janus Capital (2006),
 DOB: 1961                    Conservative,                                        and Senior Quantitative Analyst and
                              Janus Smart Portfolio - Growth,                      Portfolio Manager (2001-2005) for MFS
                              Janus Smart Portfolio - Moderate                     Investment Management.
------------------------------------------------------------------------------------------------------------------------------
 Robin C. Beery               President and Chief Executive      4/08-Present      Executive Vice President and Chief
 151 Detroit Street           Officer                                              Marketing Officer of Janus Capital Group
 Denver, CO 80206                                                                  Inc. and Janus Capital; Executive Vice
 DOB: 1967                                                                         President of Janus Distributors LLC and
                                                                                   Janus Services LLC; Director of Perkins
                                                                                   Investment Management LLC; and Working
                                                                                   Director of INTECH Investment Management
                                                                                   LLC (formerly named Enhanced Investment
                                                                                   Technologies, LLC). Formerly, President
                                                                                   (2002-2007) and Director (2000-2007) of The
                                                                                   Janus Foundation; President (2004-2006) and
                                                                                   Vice President and Chief Marketing Officer
                                                                                   (2003-2004) of Janus Services LLC; and
                                                                                   Senior Vice President (2003-2005) of Janus
                                                                                   Capital Group Inc. and Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Stephanie Grauerholz-        Chief Legal Counsel and            1/06-Present      Vice President and Assistant General
 Lofton                       Secretary                                            Counsel of Janus Capital, and Vice
 151 Detroit Street                                                                President and Assistant Secretary of Janus
 Denver, CO 80206             Vice President                     3/06-Present      Distributors LLC. Formerly, Assistant Vice
 DOB: 1970                                                                         President of Janus Capital and Janus
                                                                                   Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski            Vice President, Chief Compliance   6/02-Present      Senior Vice President and Chief Compliance
 151 Detroit Street           Officer, and                                         Officer of Janus Capital, Janus
 Denver, CO 80206             Anti-Money Laundering Officer                        Distributors LLC, and Janus Services LLC;
 DOB: 1957                                                                         and Vice President of INTECH Investment
                                                                                   Management LLC (formerly named Enhanced
                                                                                   Investment Technologies, LLC). Formerly,
                                                                                   Chief Compliance Officer of Bay Isle
                                                                                   Financial LLC (2003-2008) and INTECH
                                                                                   Investment Management LLC (2003-2005); Vice
                                                                                   President of Janus Capital (2000-2005) and
                                                                                   Janus Services LLC (2004-2005); and
                                                                                   Assistant Vice President of Janus Services
                                                                                   LLC (2000-2004).
------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard              Chief Financial Officer            3/05-Present      Vice President of Janus Capital. Formerly,
 151 Detroit Street                                                                Director of Financial Reporting for
 Denver, CO 80206             Vice President, Treasurer, and     2/05-Present      OppenheimerFunds, Inc. (2004-2005).
 DOB: 1962                    Principal Accounting Officer
------------------------------------------------------------------------------------------------------------------------------



 * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of each Portfolio's objective(s), policies, and techniques. The Trustees also supervise the operation of the Portfolios by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:




----------------------------------------------------------------------------------------------------------------------------------
                                                                      MEMBERS                          NUMBER OF MEETINGS HELD
                           SUMMARY OF FUNCTIONS                       (INDEPENDENT TRUSTEES)           DURING LAST FISCAL YEAR(1)
----------------------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE           Reviews the financial reporting process,   Jerome S. Contro (Chair)                      4
                           the system of internal controls over       John W. McCarter, Jr.
                           financial reporting, disclosure controls   Dennis B. Mullen
                           and procedures, Form N-CSR filings, and
                           the audit process. The Committee's
                           review of the audit process includes,
                           among other things, the appointment,
                           compensation, and oversight of the
                           auditors and pre-approval of all audit
                           and nonaudit services.
----------------------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE       Reviews and makes recommendations          James T. Rothe (Chair)                        4
                           regarding matters related to the Trust's   Jerome S. Contro
                           use of brokerage commissions and           Martin H. Waldinger
                           placement of portfolio transactions.
----------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT      Oversees the investment activities of      Dennis B. Mullen (Chair)                      5
 COMMITTEE                 the Trust's non-money market funds.        Jerome S. Contro
                                                                      William F. McCalpin
                                                                      John W. McCarter, Jr.
                                                                      James T. Rothe
                                                                      William D. Stewart
                                                                      Martin H. Waldinger
                                                                      Linda S. Wolf
----------------------------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY      Oversees compliance with various           Linda S. Wolf (Chair)                         11
 COMMITTEE                 procedures adopted by the Trust, reviews   William F. McCalpin
                           registration statements on Form N-1A,      William D. Stewart
                           oversees the implementation and
                           administration of the Trust's Proxy
                           Voting Guidelines.
----------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE    Reviews various matters related to the     Jerome S. Contro (Chair)                      4
                           operations of the Janus money market       James T. Rothe
                           funds, including compliance with their     Martin H. Waldinger
                           Money Market Fund Procedures.
----------------------------------------------------------------------------------------------------------------------------------
 NOMINATING AND            Identifies and recommends individuals      John W. McCarter, Jr. (Chair)                 6
 GOVERNANCE COMMITTEE      for election as Trustee, consults with     William F. McCalpin
                           Management in planning Trustee meetings,   Dennis B. Mullen
                           and oversees the administration of, and
                           ensures compliance with, the Trust's
                           Governance Procedures and Guidelines.
----------------------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE         Determines a fair value of securities      William D. Stewart (Chair)                    17
                           for which market quotations are not        James T. Rothe
                           readily available or are deemed not to     Linda S. Wolf
                           be reliable, pursuant to procedures
                           adopted by the Trustees and reviews
                           other matters related to the pricing of
                           securities.
----------------------------------------------------------------------------------------------------------------------------------




(1) The Trust's last fiscal year was the period November 1, 2007 to October 31, 2008.

  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred compensation plan that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The table below gives the dollar range of shares of the Portfolios that the Trustees own and which are described in this SAI, as well as the aggregate dollar range of shares of all mutual funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2008.




------------------------------------------------------------------------------------------------------------------------------------
                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                            DOLLAR RANGE OF EQUITY                                REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE            SECURITIES IN THE PORTFOLIOS                          TRUSTEE IN JANUS FUNDS
------------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin        Janus Smart Portfolio - Growth      $10,001-$50,000   Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro           Janus Smart Portfolio - Conservative  Over $100,000   Over $100,000(1)
------------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.      None                                                  Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen           None                                                  Over $100,000(1)
------------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe             Janus Smart Portfolio - Growth     $50,001-$100,000   Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart         Janus Smart Portfolio - Growth      $10,001-$50,000   Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger        None                                                  Over $100,000(1)
------------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf              None                                                  Over $100,000(1)
------------------------------------------------------------------------------------------------------------------------------------





(1) Ownership shown includes amounts held under a deferred compensation plan that are valued based on "shadow investments" in one or more funds.


  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Portfolios' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

  The following table shows the aggregate compensation paid to each Independent Trustee by the Portfolios described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolios, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").



                                                            Aggregate Compensation            Total Compensation
                                                           from the Portfolios for         from the Janus Funds for
                                                              fiscal year ended               calendar year ended
  Name of Person, Position                                     October 31, 2008             December 31, 2008(1)(2)
  -----------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
    William F. McCalpin, Chairman and Trustee(3)                    $1,336                         $391,500
    Jerome S. Contro, Trustee                                       $1,058                         $303,000
    John W. McCarter, Jr., Trustee                                  $1,013                         $281,250
    Dennis B. Mullen, Trustee                                       $1,158                         $344,872
    James T. Rothe, Trustee                                         $1,067                         $306,250
    William D. Stewart, Trustee                                     $1,153                         $309,250
    Martin H. Waldinger, Trustee                                    $  932                         $272,500
    Linda S. Wolf, Trustee                                          $1,037                         $293,750




  (1) For all Trustees, except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 74 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).

  (2) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the period shown are as follows: Jerome S. Contro $303,000; Martin H. Waldinger $68,125; and Linda S. Wolf $73,438.

  (3) Aggregate compensation received from the Portfolios includes additional compensation paid for service as Independent Chairman of the Board of Trustees, which service began on January 1, 2008.

JANUS INVESTMENT PERSONNEL



  OTHER ACCOUNTS MANAGED


  The following table provides information relating to other accounts managed by the portfolio manager as of April 30, 2009. No accounts included in the totals listed below have a performance-based advisory fee.



                                                          Other Registered   Other Pooled
                                                             Investment       Investment
                                                             Companies*        Vehicles     Other Accounts
  --------------------------------------------------------------------------------------------------------
  Daniel Scherman    Number of Other Accounts Managed           None             None            None
                     Assets in Other Accounts Managed           None             None            None





  * Excludes Janus Adviser Series funds that are being reorganized into the Trust.


  MATERIAL CONFLICTS

  As shown in the table above, the Portfolios' portfolio manager may manage other accounts with investment strategies similar to the Portfolios. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Portfolio. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under "Additional Information About Janus Capital."

  Because Janus Capital is the adviser to the Portfolios and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among such underlying funds. In addition, the Portfolios' portfolio manager, who also serves as Senior Vice President of Risk and Trading of Janus Capital, has regular and continuous access to information regarding the holdings of the underlying funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the underlying funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Portfolios.

  COMPENSATION INFORMATION


  The following describes the structure and method of calculating the portfolio manager's compensation as of April 30, 2009.


  The portfolio manager is compensated for his role at Janus Capital as Senior Vice President and for his management of the Portfolios and any other funds, portfolios, or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary. Fixed compensation is based on the portfolio manager's experience and is designed to be industry competitive.

  VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. ("JCGI") restricted stock and stock options). The funding of the portfolio manager's variable compensation is based on JCGI meeting performance goals and strategic objectives, with actual variable compensation based on individual performance as determined by Janus Capital management. The JCGI goals and objectives that determine the variable compensation funding level include operating margin, asset flows in Janus funds, product line and distribution expansion, brand reinforcement and human capital initiatives. Although certain of the factors are quantitative in nature, the overall assessment of the JCGI goals and objectives is at the discretion of JCGI's Compensation Committee of the Board of Directors.

  The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JCGI's Executive Income Deferral Program.

OWNERSHIP OF SECURITIES


  As of April 30, 2009, the portfolio manager of the Portfolios described in this SAI beneficially owned securities of the Portfolios he manages in the dollar range shown in the following table. The last column of the table also reflects the portfolio manager's aggregate beneficial ownership of all funds advised by Janus Capital within the Janus family of funds (collectively, the "Janus Funds").



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                                        EQUITY SECURITIES IN JANUS
 INVESTMENT PERSONNEL          DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIOS MANAGED              FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
 JANUS CAPITAL
-----------------------------------------------------------------------------------------------------------------------------------
 DANIEL G. SCHERMAN            Janus Smart Portfolio - Growth                     $100,001 - $500,000          $100,001 - $500,000
                               Janus Smart Portfolio - Moderate                                  None
                               Janus Smart Portfolio - Conservative                              None
-----------------------------------------------------------------------------------------------------------------------------------

SHARES OF THE TRUST
--------------------------------------------------------------------------------


NET ASSET VALUE DETERMINATION


  As stated in the Portfolios' Prospectuses, the net asset value ("NAV") of the Shares of each class of each Portfolio is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The assets of the Portfolios consist primarily of shares of the underlying funds, which are valued at their respective NAVs. The per share NAV for each class of each underlying fund is computed by dividing the total value of an underlying fund's securities and other assets, less liabilities, attributable to the underlying fund, by the total number of outstanding shares. In the case of underlying funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the underlying funds are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the underlying funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each underlying fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.


  Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt. The underlying funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's NAV is not calculated. A Portfolio calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

  To the extent there are any errors in a Portfolio's NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder's account reflects the accurate corrected NAV.




PURCHASES



  Shares of the Portfolios can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Not all financial intermediaries offer all classes. Shares or classes of the Portfolios may be purchased without upfront sales charges by clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers' advice, which are on top of the Portfolios' expenses. Certain Shares or classes of the Portfolios may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund "supermarket" programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional.



  Certain designated organizations are authorized to receive purchase orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Portfolio within contractually specified periods. A Portfolio is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Portfolios' Prospectuses will provide you with detailed information about investing in a Portfolio.



  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.



  Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.



  CLASS A SHARES


  The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Portfolio or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Portfolio receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust's distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.



                                                  Sales Charge as a   Sales Charge as a   Amount of Sales Charge Reallowed
                                                    Percentage of     Percentage of Net   to Financial Intermediaries as a
  Amount of Purchase at Offering Price             Offering Price*     Amount Invested      Percentage of Offering Price
                                                  -----------------   -----------------   --------------------------------

    Under $50,000                                        5.75%               6.10%                      5.00%
    $50,000 but under $100,000                           4.50%               4.71%                      3.75%
    $100,000 but under $250,000                          3.50%               3.63%                      2.75%
    $250,000 but under $500,000                          2.50%               2.56%                      2.00%
    $500,000 but under $1,000,000                        2.00%               2.04%                      1.60%
    $1,000,000 and above                                 None**              None                       None




   * Offering Price includes the initial sales charge.


  ** A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.



  As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Portfolios and other Janus funds that are offered with a sales charge to take advantage of lower sales charges.

  As of the date of this SAI, Janus Distributors did not receive any underwriting commissions from Class A Shares of the Portfolios because the Class A Shares are new.



  CLASS C SHARES, CLASS I SHARES, AND CLASS S SHARES


  Class C Shares, Class I Shares, and Class S Shares of the Portfolios are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Portfolio or its authorized agent.



  Janus Distributors also receives amounts pursuant to Class A Share, Class C Share, and Class S Share 12b-1 plans and, from Class A Shares and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the "Distribution and Shareholder Servicing Plans" and "Redemptions" sections, respectively, of this SAI.



  COMMISSION ON CLASS C SHARES


  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.



DISTRIBUTION AND SHAREHOLDER SERVICING PLANS



  CLASS A SHARES AND CLASS S SHARES


  As described in the Prospectuses, Class A Shares and Class S Shares have each adopted distribution and shareholder servicing plans (the "Class A Plan" and "Class S Plan," respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares of a Portfolio for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A Shares or Class S Shares of such Portfolio, including but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A Shares and Class S Shares to prospective and existing investors; providing educational materials regarding Class A Shares and Class S Shares; providing facilities to answer questions from prospective and existing investors about the Portfolios; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A Shares and Class S Shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which "service fees" may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. ("FINRA") Conduct Rules. Payments under the Plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Janus Distributors, the Portfolios' distributor, who may make ongoing payments to financial intermediaries based on the value of Portfolio shares held by such intermediaries' customers. On December 5, 2008, the Trustees unanimously approved a distribution plan with respect to each of the Class A Shares and Class S Shares, which became effective on July 6, 2009.



  CLASS C SHARES


  As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Portfolio for activities which are primarily intended to result in the sale of Class C Shares of such Portfolio. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Portfolio for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Portfolios; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. On December 5, 2008, the Trustees unanimously approved the Class C Plan which became effective on July 6, 2009.



  The Plans and any Rule 12b-1 related agreement that is entered into by the Portfolios or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Portfolio at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Portfolio or by vote of a majority of the 12b-1 Trustees.



  Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.



  As of the date of this SAI, Janus Distributors did not receive any 12b-1 fees from Class A Shares, Class C Shares, or Class S Shares of the Portfolios because each class of Shares is new.


REDEMPTIONS




  Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. Certain designated organizations are authorized to receive redemption orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents, or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.



  Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, the Portfolios are governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.


  The Portfolios reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or
  (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  CLASS A SHARES


  A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.



  CLASS C SHARES


  A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. Janus Distributors receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares. As of the date of this SAI, Janus Distributors did not receive any proceeds of contingent deferred sales charges because Class A Shares and Class C Shares are new.

  PROCESSING OR SERVICE FEES


  Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Portfolio shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Portfolios. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Portfolios.


  It is a policy of the Portfolios to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well.



  The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Portfolio failed to qualify as a regulated investment company in any taxable year, the Portfolio may be subject to federal income tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Portfolios could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.


  All income dividends and capital gains distributions, if any, on a Portfolio's Shares are reinvested automatically in additional shares of the same class of Shares of the Portfolio at the NAV determined on the first business day following the record date.

  A Portfolio will invest its assets in shares of the underlying funds, cash, and money market instruments. Accordingly, a Portfolio's income will consist of distributions from the underlying funds, net gains realized from the disposition of underlying fund shares, and interest. If an underlying fund qualifies for treatment as a regulated investment company under the Internal Revenue Code - each has done so for its past taxable years and intends to continue to do so for its current and future taxable years - (i) dividends paid to a Portfolio from such underlying fund's investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to a Portfolio as ordinary income; (ii) dividends paid to a Portfolio that an underlying fund designates as capital gain dividends (as discussed below) will be taxable to a Portfolio as long-term capital gains; (iii) dividends paid to a Portfolio that an underlying fund designates as qualifying dividends from domestic corporations (as discussed below) will be treated as dividends eligible for the dividends received deduction; and (iv) dividends paid to a Portfolio that an underlying fund designates as qualified dividend income (as discussed below) will be treated by the Portfolio as qualifying dividends taxable at a maximum rate of 15% to individuals and other noncorporate taxpayers. If shares of an underlying fund are purchased within 30 days before or after redeeming other shares of that underlying fund at a loss (whether pursuant to a rebalancing of a Portfolio's holdings or otherwise), all or a part of the loss will not be deductible by a Portfolio and instead will increase its basis for the newly purchased shares.

  Although an underlying fund will be eligible to elect to "pass-through" to its shareholders (including a Portfolio) the benefit of the foreign tax credit if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, a Portfolio will not qualify to pass that benefit through to its shareholders because of its inability to satisfy the asset test. Accordingly, a Portfolio will deduct the amount of any foreign taxes passed through by an underlying fund in determining its investment in company taxable income.


  An underlying fund's investments in REIT equity securities may require the underlying fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the underlying fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The underlying fund's investments in REIT equity securities may result in the receipt of cash in excess of the REIT's earnings. If an underlying fund distributes such amounts, such distribution could constitute a return of capital to shareholders (including the Portfolios) for federal income tax purposes.


  Some REITs are permitted to hold "residual interests" in real estate mortgage investment conduits (REMICs). Pursuant to the Internal Revenue Service rules, a portion of an underlying fund's income from a REIT or "excess inclusion income" that is attributable to the REIT may be subject to federal income tax. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders. There may be instances in which the underlying fund may be unaware of a REIT's excess inclusion income.

  As a result of excess inclusion income, the underlying fund may be subject to additional tax depending on the type of record holder of underlying fund shares, such as certain federal, state, and foreign governmental entities, tax exempt organizations, and certain rural electrical and telephone cooperatives ("disqualified organizations"). This may impact the underlying fund's performance.

  Please consult a tax adviser regarding tax consequences of underlying fund distributions and to determine whether you will need to file a tax return.


  Certain underlying fund transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The underlying funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. Certain transactions or strategies utilized by an underlying fund may generate unqualified income that can impact an investor's taxes.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------



  As of the date of this SAI, all of the outstanding Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Portfolios were owned by Janus Capital or an affiliate, which provided seed capital for each respective class.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------



  Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers thirty-eight series of shares, known as Portfolios and Funds ("Funds"). Two Funds consist of seven classes of shares (Class A, Class C, Class I, Class L, Class R, Class S, and Class T Shares); three Funds consist of six classes of shares (Class A, Class C, Class I, Class R, Class S, and Class T Shares); seven Funds consist of five classes of shares (Class A, Class C, Class I, Class S, and Class T Shares); twelve Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares); ten Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares); and four Funds consist of one class of shares (Class J Shares). Additional series and/or classes may be created from time to time.



  The Portfolios currently have a fiscal year end of October 31. As soon as reasonably practicable the Portfolios will change their fiscal year end to June 30.


  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Portfolios, the Portfolios must cease to use the name "Janus" as soon as reasonably practicable.

  Under Massachusetts law, shareholders of the Portfolios could, under certain circumstances, be held liable for the obligations of their Portfolio. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Portfolios and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Portfolios or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Portfolios for all losses and expenses of any Portfolio shareholder held liable for the obligations of their Portfolio. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Portfolios is limited to circumstances in which their Portfolio would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Portfolios to avoid, to the extent possible, liability of shareholders for liabilities of their Portfolio.


  It is important to know that, pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, such as the 1940 Act, the Trustees have the authority to merge, liquidate, and/or reorganize a Portfolio into another portfolio or fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.


SHARES OF THE TRUST


  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the Shares of the same class of that Portfolio, and in residual assets of that class of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion, or subscription rights. Shares of each Portfolio may be transferred by endorsement or stock power as is customary, but a Portfolio is not bound to recognize any transfer until it is recorded on its books.


SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders' rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Portfolio shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Portfolios will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in
  Section 16(c) of the 1940 Act.

VOTING RIGHTS

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.


  As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Portfolio that you own. Generally, all Portfolios and classes vote together as a single group, except where a separate vote of one or more Portfolios or classes is required by law or where the interests of one or more Portfolios or classes are affected differently from other Portfolios or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.


MASTER/FEEDER OPTION

  The Trust may in the future seek to achieve a Portfolio's objective by investing all of that Portfolio's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Portfolio. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Portfolios, audits the Portfolios' annual financial statements and compiles their tax returns.


REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT (AUDITED)



  The following audited financial statements for the period ended October 31, 2008 are hereby incorporated into this SAI by reference to the Annual Report dated October 31, 2008.



  Schedules of Investments as of October 31, 2008



  Statements of Operations for the period ended October 31, 2008



  Statements of Assets and Liabilities as of October 31, 2008


  Statements of Changes in Net Assets for each of the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  Report of Independent Registered Public Accounting Firm


DOCUMENTS INCORPORATED BY REFERENCE TO THE SEMIANNUAL REPORT (UNAUDITED)



  The following unaudited financial statements for the period ended April 30, 2009 are hereby incorporated into this SAI by reference to the Semiannual Report dated April 30, 2009.



  Schedules of Investments as of April 30, 2009



  Statements of Operations for the period ended April 30, 2009



  Statements of Assets and Liabilities as of April 30, 2009



  Statements of Changes in Net Assets for each of the periods indicated



  Financial Highlights for each of the periods indicated



  Notes to Financial Statements



  The portions of the Annual and Semiannual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------


EXPLANATION OF RATING CATEGORIES

  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE


  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.

  AA.......................  High quality; very strong capacity to pay principal and interest.

  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade

  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial
                             commitment on the obligation.

  B........................  More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the
                             obligation; adverse business, financial, or economic
                             conditions will likely impair the obligor's capacity or
                             willingness to meet its financial commitment on the
                             obligation.

  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the
                             obligation.

  CC.......................  Currently highly vulnerable to nonpayment.

  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but
                             payments on the obligation are being continued.

  D........................  In default.

FITCH, INC.


  LONG-TERM BOND RATING      EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of
                             financial commitments.

  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A........................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments.
                             May be more vulnerable to changes in circumstances or in
                             economic conditions than is the case for higher ratings.

  BBB......................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is
                             considered adequate, but adverse changes in circumstances
                             and economic conditions are more likely to impair this
                             capacity than is the case for higher ratings.

  Non-Investment Grade

  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC......................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC.......................  May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D........................  In default.




FITCH, INC.


  SHORT-TERM BOND RATING     EXPLANATION
  ----------------------------------------------------------------------------------------------
  F-1+.....................  Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  F-1......................  Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

  F-2......................  Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.



MOODY'S INVESTORS
SERVICE, INC.


  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  Aaa......................  Highest quality, smallest degree of investment risk.

  Aa.......................  High quality; together with Aaa bonds, they compose the high-grade bond group.

  A........................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade

  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.




  Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

  OTHER SHORT-TERM DEBT SECURITIES

  Prime-1 and Prime-2 are the two highest ratings assigned by Moody's Investors Service, Inc. ("Moody's") for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by Standard & Poor's Ratings Services ("S&P"). Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

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

                                  (JANUS LOGO)


                                               janus.com/info


                                               151 Detroit Street
                                               Denver, Colorado 80206-4805
                                               1-877-335-2687

                              JANUS INVESTMENT FUND

                           PART C - OTHER INFORMATION

ITEM 23. Exhibits

EXHIBIT (A) - ARTICLES OF INCORPORATION

     (a)(1) Amended and Restated Agreement and Declaration of Trust, dated March 18, 2003, is incorporated herein by reference to Exhibit 1(ii) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).

     (a)(2) Certificate of Amendment Establishing and Designating Series, dated September 16, 2003, is incorporated herein by reference to
              Exhibit 1(jj) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

     (a)(3) Form of Certificate of Establishment and Designation for Janus Research Fund and Janus Explorer Fund is incorporated herein by reference to Exhibit 1(kk) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (a)(4) Certificate Redesignating Janus Explorer Fund is incorporated herein by reference to Exhibit 1(ll) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

     (a)(5) Certificate Redesignating Janus Flexible Income Fund is incorporated herein by reference to Exhibit 1(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

     (a)(6) Form of Certificate of Establishment and Designation of Janus Smart Portfolios is incorporated herein by reference to Exhibit 1(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

     (a)(7) Form of Certificate Redesignating Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 1(oo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (a)(8) Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to
              Exhibit 1(a) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

     (a)(9) Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to
              Exhibit 1(b) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

     (a)(10) Certificate Redesignating Janus Core Equity Fund is incorporated herein by reference to Exhibit 1(pp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (a)(11) Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to
              Exhibit 1(qq) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (a)(12) Certificate Redesignating Janus Mercury Fund is incorporated herein by reference to Exhibit 1(tt) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

     (a)(13) Certificate Redesignating Janus Research Fund is incorporated herein by reference to Exhibit 1(uu) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

     (a)(14) Certificate Redesignating Janus Mid Cap Value Fund, dated December 23, 2008, is incorporated herein by reference to Exhibit 1(vv) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

     (a)(15) Certificate Redesignating Janus Small Cap Value Fund, dated December 23, 2008, is incorporated herein by reference to Exhibit 1(ww) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

     (a)(16) Amendment to Certificate Redesignating Janus Mid Cap Value Fund, dated December 30, 2008, is incorporated herein by reference to
              Exhibit 1(xx) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

     (a)(17) Amendment to Certificate Redesignating Janus Small Cap Value Fund, dated December 30, 2008, is incorporated herein by reference to
              Exhibit 1(yy) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

     (a)(18) Certificate Redesignating INTECH Risk-Managed Stock Fund, dated February 24, 2009, is incorporated herein by reference to Exhibit 1(zz) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

     (a)(19) Certificate Redesignating Janus Fundamental Equity Fund, dated February 24, 2009 is incorporated herein by reference to Exhibit
              (aaa) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

     (a)(20) Form of Certificate of Establishment and Designation of Series and Share Classes is filed herein as Exhibit (a)(20).

     (a)(21) Form of Certificate of Establishment, Designation and Redesignation of Share Classes is filed herein as Exhibit (a)(21).

EXHIBIT (B) - BY-LAWS

     (b)(1) Amended and Restated Bylaws are incorporated herein by reference to Exhibit 2(e) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (b)(2) First Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(f) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

     (b)(3) Second Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(g) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

EXHIBIT (C) - INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS

     (c)(1) Specimen Stock Certificate for Janus Fund(1) is incorporated herein by reference to Exhibit 4(a) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

     (c)(2) Specimen Stock Certificate for Janus Growth and Income Fund is incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

     (c)(3) Specimen Stock Certificate for Janus Worldwide Fund is incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

     (c)(4) Specimen Stock Certificate for Janus Twenty Fund(1) is incorporated herein by reference to Exhibit 4(d) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

     (c)(5) Specimen Stock Certificate for Janus Flexible Income Fund(1) is incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

----------
(1) Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

     (c)(6) Specimen Stock Certificate for Janus Intermediate Government Securities Fund(1) filed as Exhibit 4(f) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

     (c)(7) Specimen Stock Certificate for Janus Venture Fund(1) is incorporated herein by reference to Exhibit 4(g) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

     (c)(8) Specimen Stock Certificate for Janus Enterprise Fund is incorporated herein by reference to Exhibit 4(h) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

     (c)(9) Specimen Stock Certificate for Janus Balanced Fund is incorporated herein by reference to Exhibit 4(i) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

     (c)(10) Specimen Stock Certificate for Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 4(j) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

     (c)(11) Specimen Stock Certificate for Janus Federal Tax-Exempt Fund is incorporated herein by reference to Exhibit 4(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

     (c)(12) Specimen Stock Certificate for Janus Mercury Fund is incorporated herein by reference to Exhibit 4(l) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

     (c)(13) Specimen Stock Certificate for Janus Overseas Fund is incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

     (c)(14) Revised Specimen Stock Certificates for Janus High-Yield Fund and Janus Olympus Fund are incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

     (c)(15) Revised Specimen Stock Certificate for Janus Equity Income Fund is incorporated herein by reference to Exhibit 4(o) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

     (c)(16) Revised Specimen Stock Certificate for Janus Special Situations Fund filed as Exhibit 4(p) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

----------
(1) Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

     (c)(17) Specimen Stock Certificate for Janus Global Life Sciences Fund filed as Exhibit 4(q) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

     (c)(18) Form of Specimen Stock Certificate for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 3(r) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

     (c)(19) Form of Specimen Stock Certificate for Janus Global Technology Fund is incorporated herein by reference to Exhibit 3(s) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

EXHIBIT (D) - INVESTMENT ADVISORY CONTRACTS

     (d)(1) Investment Advisory Agreement for Janus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

     (d)(2) Investment Advisory Agreements for Janus Growth and Income Fund and Janus Worldwide Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

     (d)(3) Investment Advisory Agreements for Janus Twenty Fund and Janus Venture Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

     (d)(4) Investment Advisory Agreement for Janus Flexible Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

     (d)(5) Investment Advisory Agreements for Janus Enterprise Fund, Janus Balanced Fund, and Janus Short-Term Bond Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

     (d)(6) Investment Advisory Agreements for Janus Federal Tax-Exempt Fund and Janus Mercury Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

     (d)(7) Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

     (d)(8) Investment Advisory Agreements for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated July 1, 1997, are incorporated herein by reference to
              Exhibit 5(h) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

     (d)(9) Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

     (d)(10) Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(k) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

     (d)(11) Investment Advisory Agreement for Janus Global Life Sciences Fund filed as Exhibit 5(m) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

     (d)(12) Form of Investment Advisory Agreement for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

     (d)(13) Form of Investment Advisory Agreement for Janus Global Technology Fund is incorporated herein by reference to Exhibit 4(o) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

     (d)(14) Investment Advisory Agreement for Janus Strategic Value Fund is incorporated herein by reference to Exhibit 4(p) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

     (d)(15) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(q) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

     (d)(16) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(r) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

     (d)(17) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Twenty Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(s) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

     (d)(18) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(t) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

     (d)(19) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Balanced Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(u) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

     (d)(20) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(v) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

     (d)(21) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(w) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

     (d)(22) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Global Life Sciences Fund dated September 14, 1998, is incorporated herein by reference to Exhibit 4(x) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

     (d)(23) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Global Technology Fund dated September 14, 1998, is incorporated herein by reference to Exhibit 4(y) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

     (d)(24) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Mercury Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(z) of Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

     (d)(25) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Strategic Value Fund dated September 14, 1999, is incorporated herein by reference to Exhibit 4(cc) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

     (d)(26) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Venture Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(dd) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

     (d)(27) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Worldwide Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(ee) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

     (d)(28) Form of Investment Advisory Agreement for Janus Orion Fund is incorporated herein by reference to Exhibit 4(ff) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

     (d)(29) Form of Investment Advisory Agreement for Janus Global Value Fund is incorporated herein by reference to Exhibit 4(hh) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

     (d)(30) Form of Amendment dated July 31, 2001 to the Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, as amended January 31, 2000, is incorporated herein by reference to
              Exhibit 4(ii) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

     (d)(31) Form of Investment Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(kk) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

     (d)(32) Form of Sub-Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(ll) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

     (d)(33) Form of Investment Advisory Agreement for Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 4(mm) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

     (d)(34) Form of Sub-Advisory Agreement for Janus Small Cap Value Fund (pre-acquisition version) is incorporated herein by reference to
              Exhibit 4(nn) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

     (d)(35) Form of Sub-Advisory Agreement for Janus Small Cap Value Fund (post-acquisition version) is incorporated herein by reference to
              Exhibit 4(oo) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

     (d)(36) Form of Investment Advisory Agreement for Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 4(pp) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

     (d)(37) Form of Sub-Advisory Agreement for Mid Cap Value Fund (pre-acquisition version) is incorporated herein by reference to
              Exhibit 4(qq) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

     (d)(38) Form of Sub-Advisory Agreement for Mid Cap Value Fund (post-acquisition version) is incorporated herein by reference to
              Exhibit 4(rr) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

     (d)(39) Amendment to Investment Advisory Agreement for Janus Global Value Fund is incorporated herein by reference to Exhibit 4(ss) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

     (d)(40) Investment Advisory Agreement for Janus Balanced Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(tt) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (d)(41) Investment Advisory Agreement for Janus Core Equity Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(uu) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (d)(42) Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(vv) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (d)(43) Investment Advisory Agreement for Janus Flexible Income Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(xx) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (d)(44) Investment Advisory Agreement for Janus Global Life Sciences Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(yy) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (d)(45) Investment Advisory Agreement for Janus Global Opportunities Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(zz) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (d)(46) Investment Advisory Agreement for Janus Global Technology Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(aaa) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (d)(47) Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(bbb) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (d)(48) Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 2004 is filed incorporated herein by reference to Exhibit 4(ccc) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (d)(49) Investment Advisory Agreement for Janus Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ddd) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (d)(50) Investment Advisory Agreement for Janus Mercury Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(eee) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (d)(51) Investment Advisory Agreement for Janus Mid Cap Value Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(fff) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (d)(52) Investment Advisory Agreement for Janus Orion Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(hhh) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (d)(53) Investment Advisory Agreement for Janus Overseas Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(iii) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (d)(54) Investment Advisory Agreement for Janus Risk-Managed Stock Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(jjj) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (d)(55) Investment Advisory Agreement for Janus Short-Term Bond Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(kkk) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (d)(56) Investment Advisory Agreement for Janus Small Cap Value Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(lll) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (d)(57) Investment Advisory Agreement for Janus Special Equity Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(mmm) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (d)(58) Investment Advisory Agreement for Janus Twenty Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(nnn) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (d)(59) Investment Advisory Agreement for Janus Venture Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ooo) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (d)(60) Investment Advisory Agreement for Janus Worldwide Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ppp) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (d)(61) Amendment to Investment Advisory Agreement for Janus Special Equity Fund dated September 30, 2004 is incorporated herein by reference to Exhibit 4(qqq) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (d)(62) Investment Advisory Agreement for Janus Explorer Fund dated December 2, 2004 is incorporated herein by reference to Exhibit 4(rrr) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (d)(63) Investment Advisory Agreement for Janus Research Fund dated December 2, 2004 is incorporated herein by reference to Exhibit 4(sss) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (d)(64) Amendment to Investment Advisory Agreement for Janus Explorer Fund is incorporated herein by reference to Exhibit 4(ttt) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

     (d)(65) Amendment to Investment Advisory Agreement for Janus Flexible Income Fund dated February 28, 2005 is incorporated herein by reference to Exhibit 4(uuu) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

     (d)(66) Form of Investment Advisory Agreement for Janus Smart Portfolio - Growth is incorporated herein by reference to Exhibit 4(vvv) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

     (d)(67) Form of Investment Advisory Agreement for Janus Smart Portfolio - Moderate is incorporated herein by reference to Exhibit 4(www) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

     (d)(68) Form of Investment Advisory Agreement for Janus Smart Portfolio - Conservative is incorporated herein by reference to Exhibit 4(xxx) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

     (d)(69) Investment Advisory Agreement for Janus Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(yyy) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(70) Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(zzz) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(71) Investment Advisory Agreement for Janus Mercury Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(aaaa) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(72) Investment Advisory Agreement for Janus Orion Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(cccc) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(73) Investment Advisory Agreement for Janus Triton Fund dated December 2, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(dddd) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(74) Investment Advisory Agreement for Janus Twenty Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(eeee) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(75) Investment Advisory Agreement for Janus Venture Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(ffff) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(76) Investment Advisory Agreement for Janus Global Life Sciences Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(gggg) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(77) Investment Advisory Agreement for Janus Global Technology Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(hhhh) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(78) Investment Advisory Agreement for Janus Balanced Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(iiii) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(79) Investment Advisory Agreement for Janus Contrarian Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(jjjj) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(80) Investment Advisory Agreement for Janus Core Equity Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(kkkk) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(81) Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(llll) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(82) Investment Advisory Agreement for Janus Research Fund dated December 2, 2004, as amended January 1, 2006, is incorporated herein by reference to Exhibit 4(mmmm) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(83) Investment Advisory Agreement for Janus Risk-Managed Stock Fund dated July 1, 2004, as amended January 1, 2006, is incorporated herein by reference to Exhibit 4(nnnn) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(84) Investment Advisory Agreement for Janus Mid Cap Value Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(oooo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(85) Investment Advisory Agreement for Janus Global Opportunities Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(pppp) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(86) Investment Advisory Agreement for Janus Overseas Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(qqqq) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(87) Investment Advisory Agreement for Janus Worldwide Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(rrrr) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(88) Investment Advisory Agreement for Janus Flexible Bond Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(ssss) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(89) Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(tttt) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(90) Investment Advisory Agreement for Janus Short-Term Bond Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(uuuu) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(91) Investment Advisory Agreement for Janus Money Market Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(wwww) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(92) Investment Advisory Agreement for Janus Government Money Market Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(xxxx) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(93) Sub-Advisory Agreement for Janus Risk-Managed Stock Fund dated July 1, 2004, as amended January 1, 2006, is incorporated herein by reference to Exhibit 4(aaaaa) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(94) Form of Amendment to Investment Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to
              Exhibit 4(bbbbb) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(95) Form of Amendment to Sub-Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(ccccc) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (d)(96) Amendment to Investment Advisory Agreement for Janus Balanced Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ddddd) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(97) Amendment to Investment Advisory Agreement for Janus Contrarian Fund dated June 14, 2006 is incorporated herein by reference to
              Exhibit 4(eeeee) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(98) Amendment to Investment Advisory Agreement for Janus Core Equity Fund dated June 14, 2006 is incorporated herein by reference to
              Exhibit 4(fffff) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(99) Amendment to Investment Advisory Agreement for Janus Enterprise Fund dated June 14, 2006 is incorporated herein by reference to
              Exhibit 4(ggggg) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(100) Amendment to Investment Advisory Agreement for Janus Flexible Bond Fund dated June 14, 2006 is incorporated herein by reference to
              Exhibit 4(iiiii) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(101) Amendment to Investment Advisory Agreement for Janus Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(jjjjj) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(102) Amendment to Investment Advisory Agreement for Janus Global Life Sciences Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(kkkkk) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(103) Amendment to Investment Advisory Agreement for Janus Global Opportunities Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(lllll) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(104) Amendment to Investment Advisory Agreement for Janus Global Technology Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(mmmmm) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(105) Amendment to Investment Advisory Agreement for Janus Growth and Income Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(nnnnn) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(106) Amendment to Investment Advisory Agreement for Janus High-Yield Fund dated June 14, 2006 is incorporated herein by reference to
              Exhibit 4(ooooo) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(107) Amendment to Investment Advisory Agreement for Janus Mercury Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ppppp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(108) Amendment to Investment Advisory Agreement for Janus Mid Cap Value Fund dated June 14, 2006 is incorporated herein by reference to
              Exhibit 4(qqqqq) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(109) Amendment to Investment Advisory Agreement for Janus Orion Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(rrrrr) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(110) Amendment to Investment Advisory Agreement for Janus Overseas Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(sssss) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(111) Amendment to Investment Advisory Agreement for Janus Research Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ttttt) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(112) Amendment to Investment Advisory Agreement for INTECH Risk-Managed Stock Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(uuuuu) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(113) Amendment to Investment Advisory Agreement for Janus Short-Term Bond Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(vvvvv) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(114) Amendment to Investment Advisory Agreement for Janus Small Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(wwwww) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(115) Amendment to Investment Advisory Agreement for Janus Smart Portfolio - Conservative dated June 14, 2006 is incorporated herein by reference to Exhibit 4(xxxxx) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(116) Amendment to Investment Advisory Agreement for Janus Smart Portfolio - Growth dated June 14, 2006 is incorporated herein by reference to Exhibit 4(yyyyy) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(117) Amendment to Investment Advisory Agreement for Janus Smart Portfolio - Moderate dated June 14, 2006 is incorporated herein by reference to Exhibit 4(zzzzz) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(118) Amendment to Investment Advisory Agreement for Janus Triton Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(aaaaaa) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(119) Amendment to Investment Advisory Agreement for Janus Twenty Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(bbbbbb) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(120) Amendment to Investment Advisory Agreement for Janus Venture Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(cccccc) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(121) Amendment to Investment Advisory Agreement for Janus Worldwide Fund dated June 14, 2006 is incorporated herein by reference to
              Exhibit 4(dddddd) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(122) Amendment to Sub-Advisory Agreement for Janus Mid Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(eeeeee) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(123) Amendment to Sub-Advisory Agreement for Janus Small Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ffffff) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(124) Amendment to Investment Advisory Agreement for Janus Core Equity Fund dated June 30, 2006 is incorporated herein by reference to
              Exhibit 4(gggggg) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (d)(125) Amendment to Investment Advisory Agreement for Janus Mercury Fund dated December 31, 2006 is incorporated herein by reference to
              Exhibit 4(iiiiii) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

     (d)(126) Amendment to Investment Advisory Agreement for Janus Research Fund dated December 31, 2006 is incorporated herein by reference to
              Exhibit 4(jjjjjj) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

     (d)(127) Amendment to Sub-Advisory Agreement for INTECH Risk-Managed Stock Fund dated January 1, 2008 is incorporated herein by reference to
              Exhibit 4(kkkkkk) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

     (d)(128) Amended and Restated Investment Advisory Agreement for Perkins Mid Cap Value Fund dated December 31, 2008 is incorporated herein by reference to Exhibit 4(llllll) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

     (d)(129) Amended and Restated Investment Advisory Agreement for Perkins Small Cap Value Fund dated December 31, 2008 is incorporated herein by reference to Exhibit 4(mmmmmm) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

     (d)(130) Sub-Advisory Agreement for Perkins Mid Cap Value Fund dated December 31, 2008 is incorporated herein by reference to Exhibit 4(nnnnnn) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

     (d)(131) Sub-Advisory Agreement for Perkins Small Cap Value Fund dated December 31, 2008 is incorporated herein by reference to Exhibit 4(oooooo) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

     (d)(132) Amendment to Investment Advisory Agreement for INTECH Risk-Managed Stock Fund, dated February 27, 2009, is filed herein as Exhibit
              (d)(132).

     (d)(133) Amendment to Sub-Advisory Agreement for INTECH Risk-Managed Stock Fund, dated December 9, 2008, is filed herein as Exhibit (d)(133).

     (d)(134) Amendment to Sub-Advisory Agreement for INTECH Risk-Managed Stock Fund, dated February 27, 2009, is filed herein as Exhibit
              (d)(134).

     (d)(135) Form of Amendment to Investment Advisory Agreement for INTECH Risk-Managed Core Fund is filed herein as Exhibit (d)(135).

     (d)(136) Form of Amendment to Investment Advisory Agreement for Janus Contrarian Fund is filed herein as Exhibit (d)(136).

     (d)(137) Form of Amendment to Investment Advisory Agreement for Janus Global Research Fund is filed herein as Exhibit (d)(137).

     (d)(138) Form of Amendment to Investment Advisory Agreement for Janus Research Fund is filed herein as Exhibit (d)(138).

     (d)(139) Form of Amendment to Investment Advisory Agreement for Janus Worldwide Fund is filed herein as Exhibit (d)(139).

     (d)(140) Form of Amendment to Investment Advisory Agreement for Perkins Mid Cap Value Fund is filed herein as Exhibit (d)(140).

     (d)(141) Form of Amendment to Investment Advisory Agreement for Perkins Small Cap Value Fund is filed herein as Exhibit (d)(141).

     (d)(142) Form of Amended and Restated Investment Advisory Agreement for Janus Flexible Bond Fund is filed herein as Exhibit (d)(142).

     (d)(143) Form of Investment Advisory Agreement for INTECH Risk-Managed Growth Fund is filed herein as Exhibit (d)(143).

     (d)(144) Form of Investment Advisory Agreement for INTECH Risk-Managed International Fund is filed herein as Exhibit (d)(144).

     (d)(145) Form of Investment Advisory Agreement for INTECH Risk-Managed Value Fund is filed herein as Exhibit (d)(145).

     (d)(146) Form of Investment Advisory Agreement for Janus Forty Fund is filed herein as Exhibit (d)(146).

     (d)(147) Form of Investment Advisory Agreement for Janus Global Real Estate Fund is filed herein as Exhibit (d)(147).

     (d)(148) Form of Investment Advisory Agreement for Janus International Equity Fund is filed herein as Exhibit (d)(148).

     (d)(149) Form of Investment Advisory Agreement for Janus International Forty Fund is filed herein as Exhibit (d)(149).

     (d)(150) Form of Investment Advisory Agreement for Janus Long/Short Fund is filed herein as Exhibit (d)(150).

     (d)(151) Form of Investment Advisory Agreement for Janus Modular Portfolio Construction Fund is filed herein as Exhibit (d)(151).

     (d)(152) Form of Investment Advisory Agreement for Perkins Large Cap Value Fund is filed herein as Exhibit (d)(152).

     (d)(153) Form of Sub-Advisory Agreement for INTECH Risk-Managed Growth Fund is filed herein as Exhibit (d)(153).

     (d)(154) Form of Sub-Advisory Agreement for INTECH Risk-Managed International Fund is filed herein as Exhibit (d)(154).

     (d)(155) Form of Sub-Advisory Agreement for INTECH Risk-Managed Value Fund is filed herein as Exhibit (d)(155).

     (d)(156) Form of Sub-Advisory Agreement for Perkins Large Cap Value Fund is filed herein as Exhibit (d)(156).

EXHIBIT (E) - UNDERWRITING CONTRACTS

     (e)(1) Distribution Agreement between Janus Investment Fund and Janus Distributors, Inc., dated July 1, 1997, is incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

     (e)(2) Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 18, 2002, is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

     (e)(3) Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 14, 2006, is incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (e)(4) Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated January 1, 2008, is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

     (e)(5) Form of Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC is filed herein as Exhibit (e)(5).

     (e)(6)   Form of Intermediary Services Agreement is filed herein as Exhibit
              (e)(6).

EXHIBIT (F) - BONUS OR PROFIT SHARING CONTRACTS (NOT APPLICABLE)

EXHIBIT (G) - CUSTODIAN AGREEMENTS

     (g)(1) Global Custody Services Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and Citibank, N.A. dated March 15, 1999 is incorporated herein by reference to
              Exhibit 7(q) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

     (g)(2) Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(u) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

     (g)(3) Foreign Custody Manager Addendum to Global Custodial Services Agreement dated December 5, 2000 is incorporated herein by reference to Exhibit 7(v) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

     (g)(4) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(w) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

     (g)(5) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(x) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

     (g)(6) Form of Letter Agreement regarding Citibank, N.A. Custodian Contract is incorporated herein by reference to Exhibit 7(cc) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

     (g)(7) Form of Amendment to Subcustodian Contract between Citibank, N.A. and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(dd) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

     (g)(8) Amendment to Custodian Contract dated January 21, 2005, between Janus Investment Fund, on behalf of its Portfolios, and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(ii) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

     (g)(9) Amendment to Global Custodial Services Agreement dated January 14, 2005, between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and Citibank, N.A. is incorporated herein by reference to Exhibit 7(jj) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

     (g)(10) Amended and Restated Custodian Contract dated August 1, 2005, between Janus Investment Fund and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

     (g)(11) Form of Letter Agreement in regards to Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate and Janus Smart Portfolio
              - Conservative, with State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

     (g)(12) Form of Letter Agreement with State Street Bank and Trust Company regarding Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 7(oo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (g)(13) Letter Agreement in regards to Janus Core Equity Fund, with State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(pp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (g)(14) Form of Letter Agreement with regard to INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, INTECH Risk-Managed Value Fund, Janus Forty Fund, Janus Global Real Estate Fund, Janus International Equity Fund, Janus International Forty Fund, Janus Long/Short Fund, Janus Modular Portfolio Construction Fund, and Perkins Large Cap Value Fund with State Street Bank and Trust Company is filed herein as Exhibit (g)(14).

EXHIBIT (H) - OTHER MATERIAL CONTRACTS

     (h)(1) Form of Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

     (h)(2) Amended and Restated Transfer Agency Agreement dated June 18, 2002, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(u) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

     (h)(3) Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(v) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

     (h)(4) Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(w) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

     (h)(5) Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus Investment Fund with respect to Janus Mid Cap Value Fund is incorporated herein by reference to
              Exhibit 8(z) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

     (h)(6) Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus Investment Fund with respect to Janus Small Cap Value Fund is incorporated herein by reference to
              Exhibit 8(aa) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

     (h)(7) Letter Agreement dated September 17, 2003 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement and Janus Overseas Fund is incorporated herein by reference to Exhibit 8(bb) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

     (h)(8) Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(uu) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (h)(9) Letter Agreement between Janus Capital Management LLC and Janus Investment Fund regarding Janus Explorer Fund is incorporated herein by reference to Exhibit 8(vv) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

     (h)(10) Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to
              Exhibit 8(ww) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

     (h)(11) Letter Agreement dated February 9, 2005, regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(xx) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

     (h)(12) Letter Agreement between Janus Capital Management LLC and Janus Investment Fund regarding Janus Flexible Income Fund is incorporated herein by reference to Exhibit 8(yy) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

     (h)(13) Form of Administration Agreement between Janus Investment Fund, on behalf of Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate and Janus Smart Portfolio - Conservative, and Janus Capital Management LLC is incorporated herein by reference to
              Exhibit 8(fff) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

     (h)(14) Form of Letter Agreement regarding Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(kkk) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (h)(15) Letter Agreement dated April 18, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(lll) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (h)(16) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Government Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(mmm) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (h)(17) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(ooo) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (h)(18) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate, Janus Smart Portfolio - Conservative, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(ppp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (h)(19) Letter Agreement dated November 1, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(sss) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (h)(20) Letter Agreement dated December 14, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(ttt) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

     (h)(21) Letter Agreement dated December 20, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(uuu) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

     (h)(22) Letter Agreement dated February 23, 2007 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(xxx) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

     (h)(23) First Amendment dated December 14, 2007 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to
              Exhibit 8(yyy) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

     (h)(24) Letter Agreement dated December 21, 2007 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(zzz) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

     (h)(25) Letter Agreement dated February 26, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(aaaa) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

     (h)(26) Letter Agreement dated August 29, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(bbbb) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

     (h)(27) Second Amendment dated October 2, 2008 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(cccc) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

     (h)(28) Letter Agreement dated October 2, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(dddd) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

     (h)(29) Letter Agreement dated December 29, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(eeee) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

     (h)(30) Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Adviser funds, is filed herein as Exhibit (h)(30).

     (h)(31) Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of INTECH Risk-Managed Core Fund, is filed herein as Exhibit (h)(31).

     (h)(32) Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Balanced Fund, is filed herein as Exhibit (h)(32).

     (h)(33) Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Contrarian Fund, is filed herein as Exhibit (h)(33).

     (h)(34) Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Enterprise Fund, is filed herein as Exhibit (h)(34).

     (h)(35) Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Flexible Bond Fund, is filed herein as Exhibit (h)(35).

     (h)(36) Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Fund, is filed herein as Exhibit (h)(36).

     (h)(37) Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Growth and Income Fund, is filed herein as Exhibit (h)(37).

     (h)(38) Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus High-Yield Fund, is filed herein as Exhibit (h)(38).

     (h)(39) Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Orion Fund, is filed herein as Exhibit (h)(39).

     (h)(40) Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Overseas Fund, is filed herein as Exhibit (h)(40).

     (h)(41) Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Research Core Fund, is filed herein as Exhibit (h)(41).

     (h)(42) Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Triton Fund, is filed herein as Exhibit (h)(42).

     (h)(43) Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Worldwide Fund, is filed herein as Exhibit (h)(43).

     (h)(44) Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Perkins Mid Cap Value Fund, is filed herein as Exhibit (h)(44).

     (h)(45) Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Perkins Small Cap Value Fund, is filed herein as Exhibit (h)(45).

     (h)(46) Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH Risk-Managed Growth Fund, is filed herein as Exhibit (h)(46).

     (h)(47) Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH Risk-Managed International Fund, is filed herein as Exhibit
              (h)(47).

     (h)(48) Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH Risk-Managed Value Fund, is filed herein as Exhibit (h)(48).

     (h)(49) Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Forty Fund, is filed herein as Exhibit (h)(49).

     (h)(50) Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Global Real Estate Fund, is filed herein as Exhibit (h)(50).

     (h)(51) Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus International Equity Fund, is filed herein as Exhibit (h)(51).

     (h)(52) Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus International Forty Fund, is filed herein as Exhibit (h)(52).

     (h)(53) Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Long/Short Fund, is filed herein as Exhibit (h)(53).

     (h)(54) Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Modular Portfolio Construction Fund, is filed herein as Exhibit (h)(54).

     (h)(55) Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Perkins Large Cap Value Fund, is filed herein as Exhibit (h)(55).

     (h)(56) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH Risk-Managed Core Fund, is filed herein as Exhibit (h)(56).

     (h)(57) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH Risk-Managed Growth Fund, is filed herein as Exhibit (h)(57).

     (h)(58) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH Risk-Managed International Fund, is filed herein as Exhibit
              (h)(58).

     (h)(59) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH Risk-Managed Value Fund, is filed herein as Exhibit (h)(59).

     (h)(60) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Balanced Fund, is filed herein as Exhibit (h)(60).

     (h)(61) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Contrarian Fund, is filed herein as Exhibit (h)(61).

     (h)(62) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Enterprise Fund, is filed herein as Exhibit (h)(62).

     (h)(63) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Flexible Bond Fund, is filed herein as Exhibit (h)(63).

     (h)(64) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Forty Fund, is filed herein as Exhibit (h)(64).

     (h)(65) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Fund, is filed herein as Exhibit (h)(65).

     (h)(66) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Global Real Estate Fund, is filed herein as Exhibit (h)(66).

     (h)(67) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Global Research Fund, is filed herein as Exhibit (h)(67).

     (h)(68) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Growth and Income Fund, is filed herein as Exhibit (h)(68).

     (h)(69) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus High-Yield Fund, is filed herein as Exhibit (h)(69).

     (h)(70) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus International Equity Fund, is filed herein as Exhibit (h)(70).

     (h)(71) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus International Forty Fund, is filed herein as Exhibit (h)(71).

     (h)(72) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Long/Short Fund, is filed herein as Exhibit (h)(72).

     (h)(73) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Modular Portfolio Construction Fund, is filed herein as Exhibit (h)(73).

     (h)(74) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Orion Fund, is filed herein as Exhibit (h)(74).

     (h)(75) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Overseas Fund, is filed herein as Exhibit (h)(75).

     (h)(76) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Research Core Fund, is filed herein as Exhibit (h)(76).

     (h)(77) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Short-Term Bond Fund, is filed herein as Exhibit (h)(77).

     (h)(78) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Smart Portfolio - Conservative, is filed herein as Exhibit (h)(78).

     (h)(79) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Smart Portfolio - Growth, is filed herein as Exhibit (h)(79).

     (h)(80) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Smart Portfolio - Moderate, is filed herein as Exhibit (h)(80).

     (h)(81) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Triton Fund, is filed herein as Exhibit (h)(81).

     (h)(82) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Worldwide Fund, is filed herein as Exhibit (h)(82).

     (h)(83) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Perkins Large Cap Value Fund, is filed herein as Exhibit (h)(83).

     (h)(84) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Perkins Mid Cap Value Fund, is filed herein as Exhibit (h)(84).

     (h)(85) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Perkins Small Cap Value Fund, is filed herein as Exhibit (h)(85).

     (h)(86) Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is filed herein as Exhibit
              (h)(86).

EXHIBIT (I) - LEGAL OPINION

     (i)(1) Opinion and Consent of Messrs. Davis, Graham & Stubbs with respect to shares of Janus Fund is incorporated herein by reference to
              Exhibit 10(a) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

     (i)(2) Opinion and Consent of Counsel with respect to shares of Janus Growth and Income Fund and Janus Worldwide Fund is incorporated herein by reference to Exhibit 10(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

     (i)(3) Opinion and Consent of Counsel with respect to shares of Janus Enterprise Fund, Janus Balanced Fund and Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 10(c) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

     (i)(4) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Twenty Fund is incorporated herein by reference to Exhibit 10(d) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

     (i)(5) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Venture Fund is incorporated herein by reference to Exhibit 10(e) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

     (i)(6) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Flexible Income Fund is incorporated herein by reference to Exhibit 10(f) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

     (i)(7) Opinion and Consent of Counsel with respect to shares of Janus Overseas Fund is incorporated herein by reference to Exhibit 10(i) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

     (i)(8) Opinion and Consent of Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(j) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

     (i)(9) Opinion and Consent of Counsel with respect to Institutional Shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

     (i)(10) Opinion and Consent of Counsel with respect to shares of Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 10(l) to Post-Effective Amendment No. 68, filed on September 14, 1995 (File No. 2-34393).

     (i)(11) Opinion and Consent of Counsel with respect to shares of Janus Equity Income Fund is incorporated herein by reference to Exhibit 10(m) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

     (i)(12) Opinion and Consent of Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(o) to Post-Effective Amendment No. 76, filed on September 23, 1996 (File No. 2-34393).

     (i)(13) Opinion and Consent of Counsel with respect to shares of Janus Global Life Sciences Fund filed as Exhibit 10(p) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

     (i)(14) Opinion and Consent of Counsel with respect to shares of Janus Global Life Sciences Fund and Janus Global Technology Fund is incorporated herein by reference to Exhibit 9(q) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

     (i)(15) Opinion and Consent of Counsel with respect to shares of Janus Strategic Value Fund is incorporated herein by reference to
              Exhibit 9(r) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

     (i)(16) Opinion and Consent of Counsel with respect to shares of Janus Orion Fund is incorporated herein by reference to Exhibit 9(s) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

     (i)(17) Opinion and Consent of Counsel with respect to Janus Global Value Fund is incorporated herein by reference to Exhibit 9(u) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

     (i)(18) Opinion and Consent of Counsel with respect to Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 9(w) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

     (i)(19) Opinion and Consent of Counsel with respect to Janus Mid Cap Value Fund and Janus Small Cap Value Fund dated April 17, 2003, is incorporated herein by reference to Exhibit 9(x) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).

     (i)(20) Opinion and Consent of Counsel with respect to Janus Explorer Fund and Janus Research Fund is incorporated herein by reference to
              Exhibit 9(y) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     (i)(21) Opinion and Consent of Counsel with respect to Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate and Janus Smart Portfolio - Conservative is incorporated herein by reference to Exhibit 9(z) to Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

     (i)(22) Opinion and Consent of Counsel with respect to Janus Investment Fund Class A, C, R, S, and I Shares, as applicable, dated July 2, 2009, is filed herein as Exhibit (i)(22).

     (i)(23) Opinion and Consent of Counsel with respect to Janus Forty Fund, dated July 2, 2009, is filed herein as Exhibit (i)(23).

     (i)(24) Opinion and Consent of Counsel with respect to Janus Global Real Estate Fund, dated July 2, 2009, is filed herein as Exhibit
              (i)(24).

     (i)(25) Opinion and Consent of Counsel with respect to INTECH Risk-Managed Growth Fund, dated July 2, 2009, is filed herein as Exhibit
              (i)(25).

     (i)(26) Opinion and Consent of Counsel with respect to INTECH Risk-Managed International Fund, dated July 2, 2009, is filed herein as Exhibit
              (i)(26).

     (i)(27) Opinion and Consent of Counsel with respect to INTECH Risk-Managed Value Fund, dated July 2, 2009, is filed herein as Exhibit
              (i)(27).

     (i)(28) Opinion and Consent of Counsel with respect to Janus International Equity Fund, dated July 2, 2009, is filed herein as Exhibit
              (i)(28).

     (i)(29) Opinion and Consent of Counsel with respect to Janus International Forty Fund, dated July 2, 2009, is filed herein as Exhibit
              (i)(29).

     (i)(30) Opinion and Consent of Counsel with respect to Janus Long/Short Fund, dated July 2, 2009, is filed herein as Exhibit (i)(30).

     (i)(31) Opinion and Consent of Counsel with respect to Janus Modular Portfolio Construction Fund, dated July 2, 2009, is filed herein as Exhibit (i)(31).

     (i)(32) Opinion and Consent of Counsel with respect to Perkins Large Cap Value Fund, dated July 2, 2009, is filed herein as Exhibit
              (i)(32).

EXHIBIT (J) - OTHER OPINIONS

     (j)(1)   Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit
              (j)(1).

EXHIBIT (K) - OMITTED FINANCIAL STATEMENTS (NOT APPLICABLE)

EXHIBIT (L) - INITIAL CAPITAL AGREEMENTS (NOT APPLICABLE)

EXHIBIT (M) - RULE 12B-1 PLAN

     (m)(1) Form of Distribution and Shareholder Servicing Plan for Class A Shares is filed herein as Exhibit (m)(1).

     (m)(2) Form of Distribution and Shareholder Servicing Plan for Class C Shares is filed herein as Exhibi (m)(2).

     (m)(3) Form of Distribution and Shareholder Servicing Plan for Class R Shares is filed herein as Exhibit (m)(3).

     (m)(4) Form of Distribution and Shareholder Servicing Plan for Class S Shares is filed herein as Exhibit (m)(4).

EXHIBIT (N) - RULE 18F-3 PLAN

     (n)(1) Form of plan for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund pursuant to Rule 18f-3 setting forth the separate arrangement and expense allocation of each class of such Funds filed as Exhibit 18 to Post-Effective Amendment No. 66, filed on April 13, 1995 (File No. 2-34393), has been withdrawn.

     (n)(2) Restated form of Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(b) to Post-Effective Amendment No. 69, filed on September 28, 1995 (File No. 2-34393).

     (n)(3) Amended and Restated form of Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(c) to Post-Effective Amendment No. 78, filed on December 16, 1996 (File No. 2-34393).

     (n)(4) Form of Amended and Restated Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated June 12, 2001 is incorporated herein by reference to Exhibit 14(d) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

     (n)(5) Rule 18f-3 Plan for Janus Investment Fund with respect to Janus Mid Cap Value Fund and Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 14(e) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

     (n)(6)   Form of Amended Rule 18f-3 Plan is filed herein as Exhibit (n)(6).

EXHIBIT (O) - RESERVED

EXHIBIT (P) - CODES OF ETHICS

     (p)(1) Janus Ethics Rules, revised February 18, 2009, are incorporated herein by reference to Exhibit 16(x) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

     (p)(2) Form of Janus Ethics Rules, revised July 6, 2009, is filed herein as Exhibit (p)(2).

EXHIBIT (Q) - POWER OF ATTORNEY

     (q)(1) Powers of Attorney dated as of January 1, 2006 are incorporated herein by reference to Exhibit 15(a) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

     (q)(2) Powers of Attorney dated as of March 16, 2007 are incorporated herein by reference to Exhibit 15(b) to Post-Effective Amendment No. 121, filed on December 14, 2007 (File No. 2-34393).

     (q)(3) Powers of Attorney dated as of April 11, 2008, are incorporated herein by reference to Exhibit 15(c) to Post-Effective Amendment No. 123, filed on February 27, 2009.

ITEM 24. Persons Controlled by or Under Common Control with Registrant

     The Board of Trustees of Janus Investment Fund is the same as that of Janus Aspen Series. Each such Trust has Janus Capital Management LLC as its investment adviser. In addition, the officers of the three Trusts are substantially identical. Nonetheless, Janus Investment Fund takes the position that it is not under common control with other Janus funds because the power residing in the respective boards and officers arises as the result of an official position with each respective Trust.

ITEM 25. Indemnification

     Article VI of Janus Investment Fund's Amended and Restated Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he or she ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members.

ITEM 26. Business and Other Connections of Investment Adviser

     The only business of Janus Capital Management LLC is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, unregistered investment companies, and for individual, charitable, corporate, private, and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Trustees and Officers" in the Statement(s) of Additional Information included in this Registration Statement.

     The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are as follows:

                             Adviser/Affiliated Entity Name                   Position(s) with Adviser
Name                         and Principal Business Address                     or Affiliated Entity
---------------------   ---------------------------------------   -----------------------------------------------
Gary D. Black           Janus Capital Group Inc.(1)               Chief Executive Officer and Director
                        Janus Capital Management LLC(1)           Chief Executive Officer
                        Janus Management Holdings Corp.(1)        President and Director
                        Janus Services LLC(1)                     Executive Vice President
                        INTECH Investment Management LLC(2)       Working Director
                        Perkins Investment Management LLC(3)      Director

Daniel P. Charles       Janus Capital Management LLC(1)           Executive Vice President
                        Janus Services LLC(1)                     Senior Vice President
                        INTECH Investment Management LLC(2)       Working Director

Gregory A. Frost        Janus Capital Group Inc.(1)               Chief Financial Officer and Executive Vice
                                                                  President

                             Adviser/Affiliated Entity Name                   Position(s) with Adviser
Name                         and Principal Business Address                     or Affiliated Entity
---------------------   ---------------------------------------   -----------------------------------------------
                        Janus Capital Management LLC(1)           Chief Financial Officer and Executive Vice
                                                                  President
                        Janus Capital Asia Limited(4)             Director
                        Janus Capital International Limited(5)    Director
                        Janus Capital Singapore Pte. Limited(6)   Director
                        The Janus Foundation(1)                   Director
                        Janus Holdings LLC(1)                     Senior Vice President, Controller, and Director
                        Janus International Holding LLC(1)        Executive Vice President, Controller, and
                                                                  Director
                        Janus Management Holdings Corp.(1)        Chief Financial Officer, Executive Vice
                                                                  President, and Director
                        Janus Services LLC(1)                     Chief Financial Officer and Executive Vice
                                                                  President
                        Capital Group Partners, Inc.(7)           Chief Financial Officer, Executive Vice
                                                                  President,  and Director
                        INTECH Investment Management LLC(2)       Vice President and Working Director
                        Perkins Investment Management LLC(3)      Executive Vice President and Director

Heidi W. Hardin         Janus Capital Management LLC(1)           General Counsel and Senior Vice President
                        Janus Services LLC(1)                     General Counsel and Senior Vice President

Kelley Abbott Howes     Janus Capital Group Inc.(1)               Chief Administrative Officer, General Counsel,
                                                                  and Executive Vice President
                        Janus Capital Management LLC(1)           Chief Administrative Officer and Executive Vice
                                                                  President
                        Janus Management Holdings Corp.(1)        Chief Administrative Officer, General Counsel,
                                                                  Executive Vice President, and Director
                        Capital Group Partners, Inc.(7)           Director
                        INTECH Investment Management LLC(2)       Vice President

Dominic C. Martellaro   Janus Capital Group Inc.(1)               Executive Vice President
                        Janus Capital Management LLC(1)           Executive Vice President
                        Janus Capital Funds Plc(5)                Director
                        Janus Capital Trust Manager Limited(8)    Director
                        Janus Services LLC(1)                     Executive Vice President

(1)  Principal address is 151 Detroit Street, Denver, Colorado 80206-4805.

(2) Principal address is CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401.

(3)  Principal address is 311 S. Wacker Drive, Suite 6000, Chicago, Illinois
     60606.

(4)  Principal address is ICBC Tower, 3 Garden Road, Suite 2506-11, Hong Kong,
     PRC.

(5) Principal address is CityPoint, 1 Ropemaker Street, 26th Floor, London EC2Y 9HT, England.

(6)  Principal address is Six Battery Road, Level 31, Singapore 049909.

(7)  Principal address is 525 Broadhollow Road, Melville, New York 11747.

(8) Principal address is Brooklawn House, Crampton Avenue/Shelbourne Road, Ballsbridge, Dublin 4, Ireland.

     The only business of INTECH Investment Management LLC (and its predecessors) and Perkins Investment Management LLC (and its predecessors) is to serve as a subadviser of the Registrant and investment adviser or subadviser to mutual funds, institutional and individual separate accounts, separately managed accounts, and other registered and unregistered investment companies. The principal executive officers of the subadvisers and their positions with the subadvisers are as follows:

                       Subadviser/Affiliated Entity Name              Position(s) with Subadviser
Name                    and Principal Business Address                   or Affiliated Entity
------------------   ------------------------------------   ----------------------------------------------
Adrian Banner        INTECH Investment Management LLC(1)    Co-Chief Investment Officer
Lance Campbell       INTECH Investment Management LLC(1)    Chief Financial Officer and Vice President
E. Robert Fernholz   INTECH Investment Management LLC(1)    Chief Investment Officer, Executive Vice
                                                            President, and Working Director
Patricia Flynn       INTECH Investment Management LLC(1)    Chief Compliance Officer and Vice President
Robert A. Garvy      INTECH Investment Management LLC(1)    Chief Executive Officer and Working Director
Justin B. Wright     INTECH Investment Management LLC(1)    General Counsel, Vice President, and Secretary
Jennifer Young       INTECH Investment Management LLC(1)    Co-Chief Executive Officer, President, and
                                                            Working Director
Ted Hans             Perkins Investment Management LLC(2)   Chief Operating Officer, Chief Compliance
                                                            Officer, and Treasurer
Jeffrey R. Kautz     Perkins Investment Management LLC(2)   Chief Investment Officer
Tom Perkins          Perkins Investment Management LLC(2)   Director
Peter Thompson       Perkins Investment Management LLC(2)   Chairman of the Board and Chief Executive
                                                            Officer

(1) Principal address is CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401.

(2)  Principal address is 311 S. Wacker Drive, Suite 6000, Chicago, Illinois
     60606.

ITEM 27. Principal Underwriters

     (a) Janus Distributors LLC ("Janus Distributors") serves as principal underwriter for the Registrant, Janus Aspen Series, and Janus Adviser Series.

     (b) The principal business address, positions with Janus Distributors and positions with Registrant of Robin C. Beery, Stephanie Grauerholz-Lofton, David R. Kowalski, and Gibson Smith, officers and directors of Janus Distributors, are described under "Trustees and Officers" in the Statements of Additional Information included in this Registration Statement. The remaining principal executive officers of Janus Distributors are as follows:

Name                    Position(s) with Janus Distributors LLC
---------------------   --------------------------------------------------------
Gary D. Black           Executive Vice President
Daniel P. Charles       Senior Vice President
Gregory A. Frost        Chief Financial Officer and Executive Vice President
Kelly F. Hagg           Vice President
Heidi W. Hardin         General Counsel and Senior Vice President
Nancy N. Holden         Vice President
Kelley Abbott Howes     Chief Administrative Officer and Executive Vice President
Karlene J. Lacy         Vice President
Douglas J. Laird        Vice President
John J. Mari            Vice President
Dominic C. Martellaro   President
Kristin B. Mariani      Vice President
Michelle R. Rosenberg   Vice President
Russell P. Shipman      Senior Vice President
Robert A. Watson        Senior Vice President
James R. Yount          Senior Vice President

          Messrs. Black, Charles, Frost, Hagg, Laird, Mari, Martellaro, Shipman, Watson, and Yount and Mses. Hardin, Holden, Howes, Lacy, Mariani, and Rosenberg do not hold any positions with the Registrant. Their principal business address is 151 Detroit Street, Denver, Colorado 80206-4805.

     (c)  Not Applicable.

ITEM 28. Location of Accounts and Records

     The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, 720 South Colorado Blvd., Denver, Colorado 80206-1929; Iron Mountain, 5155 E. 46th Avenue, Denver, Colorado 80216; Janus Services LLC, 720 South Colorado Blvd., Denver, Colorado 80206-1929; State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351; Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, New York 10043; and Dresdner Bank AG, New York Branch, 1301 Avenue of the Americas, New York, New York 10019. Certain records relating to the day-to-day portfolio management of INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund are kept at the offices of the subadviser, INTECH Investment Management LLC, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401. Certain records relating to the day-to-day portfolio management of Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund are kept at the offices of the subadviser, Perkins Investment Management LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.

ITEM 29. Management Services

     The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.

ITEM 30. Undertakings

     Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 2nd day of July, 2009.

                                        JANUS INVESTMENT FUND


                                        By: /s/ Robin C. Beery
                                            ------------------------------------
                                            Robin C. Beery, President and Chief
                                            Executive Officer

     Janus Investment Fund is organized under an Amended and Restated Agreement and Declaration of Trust dated March 18, 2003 ("Declaration of Trust"), a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Declaration of Trust of the Registrant. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                                 Title                        Date
-------------------------------------   ----------------------------------------   ------------


/s/ Robin C. Beery                      President and Chief Executive Officer      July 2, 2009
-------------------------------------   (Principal Executive Officer)
Robin C. Beery


/s/ Jesper Nergaard                     Vice President, Chief Financial Officer,   July 2, 2009
-------------------------------------   Treasurer and Principal Accounting
Jesper Nergaard                         Officer (Principal Financial Officer and
                                        Principal Accounting Officer)



William F. McCalpin*                    Chairman and Trustee                       July 2, 2009
-------------------------------------
William F. McCalpin


Jerome S. Contro*                       Trustee                                    July 2, 2009
-------------------------------------
Jerome S. Contro


John W. McCarter, Jr.*                  Trustee                                    July 2, 2009
-------------------------------------
John W. McCarter, Jr.


Dennis B. Mullen*                       Trustee                                    July 2, 2009
-------------------------------------
Dennis B. Mullen


James T. Rothe*                         Trustee                                    July 2, 2009
-------------------------------------
James T. Rothe


William D. Stewart*                     Trustee                                    July 2, 2009
-------------------------------------
William D. Stewart


Martin H. Waldinger*                    Trustee                                    July 2, 2009
-------------------------------------
Martin H. Waldinger


Linda S. Wolf*                          Trustee                                    July 2, 2009
-------------------------------------
Linda S. Wolf


/s/ Stephanie Grauerholz-Lofton
-------------------------------------
*By: Stephanie Grauerholz-Lofton
     Attorney-in-Fact

     Pursuant to Powers of Attorney, dated April 11, 2008, incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 123, filed on February 27, 2009

INDEX OF EXHIBITS

Exhibit Number                                           Exhibit Title
----------------   -----------------------------------------------------------------------------------------
Exhibit (a)(20)    Form of Certificate of Establishment and Designation of Series and Share Classes
Exhibit (a)(21)    Form of Certificate of Establishment, Designation and Redesignation of Share Classes
Exhibit (d)(132)   Amendment to Investment Advisory Agreement for INTECH Risk-Managed Stock Fund
Exhibit (d)(133)   Amendment to Sub-Advisory Agreement for INTECH Risk-Managed Stock Fund
Exhibit (d)(134)   Amendment to Sub-Advisory Agreement for INTECH Risk-Managed Stock Fund
Exhibit (d)(135)   Form of Amendment to Investment Advisory Agreement for INTECH Risk-Managed Core Fund
Exhibit (d)(136)   Form of Amendment to Investment Advisory Agreement for Janus Contrarian Fund
Exhibit (d)(137)   Form of Amendment to Investment Advisory Agreement for Janus Global Research Fund
Exhibit (d)(138)   Form of Amendment to Investment Advisory Agreement for Janus Research Fund
Exhibit (d)(139)   Form of Amendment to Investment Advisory Agreement for Janus Worldwide Fund
Exhibit (d)(140)   Form of Amendment to Investment Advisory Agreement for Perkins Mid Cap Value Fund
Exhibit (d)(141)   Form of Amendment to Investment Advisory Agreement for Perkins Small Cap Value Fund
Exhibit (d)(142)   Form of Amended and Restated Investment Advisory Agreement for Janus Flexible Bond Fund
Exhibit (d)(143)   Form of Investment Advisory Agreement for INTECH Risk-Managed Growth Fund
Exhibit (d)(144)   Form of Investment Advisory Agreement for INTECH Risk-Managed International Fund
Exhibit (d)(145)   Form of Investment Advisory Agreement for INTECH Risk-Managed Value Fund
Exhibit (d)(146)   Form of Investment Advisory Agreement for Janus Forty Fund
Exhibit (d)(147)   Form of Investment Advisory Agreement for Janus Global Real Estate Fund
Exhibit (d)(148)   Form of Investment Advisory Agreement for Janus International Equity Fund
Exhibit (d)(149)   Form of Investment Advisory Agreement for Janus International Forty Fund
Exhibit (d)(150)   Form of Investment Advisory Agreement for Janus Long/Short Fund
Exhibit (d)(151)   Form of Investment Advisory Agreement for Janus Modular Portfolio Construction Fund
Exhibit (d)(152)   Form of Investment Advisory Agreement for Perkins Large Cap Value Fund
Exhibit (d)(153)   Form of Sub-Advisory Agreement for INTECH Risk-Managed Growth Fund

Exhibit Number                                           Exhibit Title
----------------   -----------------------------------------------------------------------------------------
Exhibit (d)(154)   Form of Sub-Advisory Agreement for INTECH Risk-Managed International Fund
Exhibit (d)(155)   Form of Sub-Advisory Agreement for INTECH Risk-Managed Value Fund
Exhibit (d)(156)   Form of Sub-Advisory Agreement for Perkins Large Cap Value Fund
Exhibit (e)(5)     Form of Amended and Restated Distribution Agreement between Janus Investment Fund and
                   Janus Distributors LLC
Exhibit (e)(6)     Form of Intermediary Services Agreement
Exhibit (g)(14)    Form of Letter Agreement with regard to INTECH Risk-Managed Growth Fund, INTECH
                   Risk-Managed International Fund, INTECH Risk-Managed Value Fund, Janus Forty Fund, Janus
                   Global Real Estate Fund, Janus International Equity Fund, Janus International Forty Fund,
                   Janus Long/Short Fund, Janus Modular Portfolio Construction Fund, and Perkins Large Cap
                   Value Fund with State Street Bank and Trust Company
Exhibit (h)(30)    Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus
                   Investment Fund, on behalf of Janus Adviser funds
Exhibit (h)(31)    Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus
                   Investment Fund, on behalf of INTECH Risk-Managed Core Fund
Exhibit (h)(32)    Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus
                   Investment Fund, on behalf of Janus Balanced Fund
Exhibit (h)(33)    Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus
                   Investment Fund, on behalf of Janus Contrarian Fund
Exhibit (h)(34)    Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus
                   Investment Fund, on behalf of Janus Enterprise Fund
Exhibit (h)(35)    Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus
                   Investment Fund, on behalf of Janus Flexible Bond Fund
Exhibit (h)(36)    Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus
                   Investment Fund, on behalf of Janus Fund
Exhibit (h)(37)    Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus
                   Investment Fund, on behalf of Janus Growth and Income Fund
Exhibit (h)(38)    Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus
                   Investment Fund, on behalf of Janus High-Yield Fund
Exhibit (h)(39)    Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus
                   Investment Fund, on behalf of Janus Orion Fund
Exhibit (h)(40)    Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus
                   Investment Fund, on behalf of Janus Overseas Fund
Exhibit (h)(41)    Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus
                   Investment Fund, on behalf of Janus Research Core Fund
Exhibit (h)(42)    Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus
                   Investment Fund, on behalf of Janus Triton Fund
Exhibit (h)(43)    Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus
                   Investment Fund, on behalf of Janus Worldwide Fund

Exhibit Number                                           Exhibit Title
----------------   -----------------------------------------------------------------------------------------
Exhibit (h)(44)    Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus
                   Investment Fund, on behalf of Perkins Mid Cap Value Fund
Exhibit (h)(45)    Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus
                   Investment Fund, on behalf of Perkins Small Cap Value Fund
Exhibit (h)(46)    Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding INTECH Risk-Managed Growth Fund
Exhibit (h)(47)    Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding INTECH Risk-Managed International Fund
Exhibit (h)(48)    Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding INTECH Risk-Managed Value Fund
Exhibit (h)(49)    Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus Forty Fund
Exhibit (h)(50)    Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus Global Real Estate Fund
Exhibit (h)(51)    Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus International Equity Fund
Exhibit (h)(52)    Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus International Forty Fund
Exhibit (h)(53)    Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus Long/Short Fund
Exhibit (h)(54)    Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus Modular Portfolio Construction Fund
Exhibit (h)(55)    Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Perkins Large Cap Value Fund
Exhibit (h)(56)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding INTECH Risk-Managed Core Fund
Exhibit (h)(57)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding INTECH Risk-Managed Growth Fund
Exhibit (h)(58)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding INTECH Risk-Managed International Fund
Exhibit (h)(59)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding INTECH Risk-Managed Value Fund
Exhibit (h)(60)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus Balanced Fund

Exhibit Number                                           Exhibit Title
----------------   -----------------------------------------------------------------------------------------
Exhibit (h)(61)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus Contrarian Fund
Exhibit (h)(62)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus Enterprise Fund
Exhibit (h)(63)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus Flexible Bond Fund
Exhibit (h)(64)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus Forty Fund
Exhibit (h)(65)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus Fund
Exhibit (h)(66)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus Global Real Estate Fund
Exhibit (h)(67)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus Global Research Fund
Exhibit (h)(68)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus Growth and Income Fund
Exhibit (h)(69)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus High-Yield Fund
Exhibit (h)(70)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus International Equity Fund
Exhibit (h)(71)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus International Forty Fund
Exhibit (h)(72)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus Long/Short Fund
Exhibit (h)(73)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus Modular Portfolio Construction Fund
Exhibit (h)(74)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus Orion Fund
Exhibit (h)(75)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus Overseas Fund
Exhibit (h)(76)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus Research Core Fund
Exhibit (h)(77)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus Short-Term Bond Fund
Exhibit (h)(78)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus Smart Portfolio - Conservative
Exhibit (h)(79)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus Smart Portfolio - Growth
Exhibit (h)(80)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus Smart Portfolio - Moderate

Exhibit Number                                           Exhibit Title
----------------   -----------------------------------------------------------------------------------------
Exhibit (h)(81)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus Triton Fund
Exhibit (h)(82)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Janus Worldwide Fund
Exhibit (h)(83)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Perkins Large Cap Value Fund
Exhibit (h)(84)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Perkins Mid Cap Value Fund
Exhibit (h)(85)    Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus
                   Investment Fund, regarding Perkins Small Cap Value Fund
Exhibit (h)(86)    Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer
                   Agency Agreement
Exhibit (i)(22)    Opinion and Consent of Counsel with respect to Janus Investment Fund Class A, C, R, S, and I Shares, as applicable, dated July 2, 2009
Exhibit (i)(23)    Opinion and Consent of Counsel with respect to Janus Forty Fund, dated July 2, 2009
Exhibit (i)(24)    Opinion and Consent of Counsel with respect to Janus Global Real Estate Fund, dated
                   July 2, 2009
Exhibit (i)(25)    Opinion and Consent of Counsel with respect to INTECH Risk-Managed Growth Fund, dated
                   July 2, 2009
Exhibit (i)(26)    Opinion and Consent of Counsel with respect to INTECH Risk-Managed International Fund, dated July 2, 2009
Exhibit (i)(27)    Opinion and Consent of Counsel with respect to INTECH Risk-Managed Value Fund, dated July
                   2, 2009
Exhibit (i)(28)    Opinion and Consent of Counsel with respect to Janus International Equity Fund, dated
                   July 2, 2009
Exhibit (i)(29)    Opinion and Consent of Counsel with respect to Janus International Forty Fund, dated
                   July 2, 2009
Exhibit (i)(30)    Opinion and Consent of Counsel with respect to Janus Long/Short Fund, dated July 2, 2009
Exhibit (i)(31)    Opinion and Consent of Counsel with respect to Janus Modular Portfolio Construction
                   Fund, dated July 2, 2009
Exhibit (i)(32)    Opinion and Consent of Counsel with respect to Perkins Large Cap Value Fund, dated July
                   2, 2009
Exhibit (j)(1)     Consent of PricewaterhouseCoopers LLP
Exhibit (m)(1)     Form of Distribution and Shareholder Servicing Plan for Class A Shares
Exhibit (m)(2)     Form of Distribution and Shareholder Servicing Plan for Class C Shares
Exhibit (m)(3)     Form of Distribution and Shareholder Servicing Plan for Class R Shares
Exhibit (m)(4)     Form of Distribution and Shareholder Servicing Plan for Class S Shares
Exhibit (n)(6)     Form of Amended Rule 18f-3 Plan
Exhibit (p)(2)     Form of Janus Ethics Rules, revised July 6, 2009